UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

BRIDGETOWN 2 HOLDINGS LIMITED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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☐	Fee paid previously with preliminary materials.

☒	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid: $53,250.00
	2)	Form, Schedule or Registration Statement No.: Form F-4 (File No. 333- 261517)
	3)	Filing Party: PropertyGuru Group Limited
	4)	Date Filed: December 7, 2021

PROXY STATEMENT FOR EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS OF

Bridgetown 2 Holdings Limited

and

PROSPECTUS FOR UP TO 57,147,453 ORDINARY SHARES

OF

The board of directors of Bridgetown 2 Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Bridgetown 2”), has unanimously approved the Business Combination Agreement, dated July 23, 2021 (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Bridgetown 2, B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private limited company and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”), pursuant to which Bridgetown 2 is proposing to enter into a business combination with PropertyGuru involving a merger and an amalgamation, upon the consummation of which, PropertyGuru would become a wholly-owned subsidiary of PubCo, and the shareholders of Bridgetown 2 and PropertyGuru would receive shares, par value $0.0001 per share, of PubCo (“PubCo Ordinary Shares”) as consideration.

Pursuant to the Business Combination Agreement, upon the consummation of the Business Combination (as defined herein): (i) each Bridgetown 2 Class A ordinary share, par value $0.0001 per share (“Bridgetown 2 Class A Ordinary Share”) issued and outstanding immediately prior to the effective time of the Merger (as defined herein) shall be canceled in exchange for the right to receive one PubCo Ordinary Share, (ii) each Bridgetown 2 Class B ordinary share, par value $0.0001 per share (“Bridgetown 2 Class B Ordinary Shares” and collectively with the Bridgetown 2 Class A Ordinary Shares, the “Bridgetown 2 Shares”) issued and outstanding immediately prior to the effective time of the Merger shall be canceled in exchange for the right to receive one PubCo Ordinary Share and (iii) each Bridgetown 2 warrant (“Bridgetown 2 Warrant”) outstanding immediately prior to the effective time of the Merger shall cease to be a warrant with respect to Bridgetown 2 Shares and be assumed by PubCo and converted into a warrant of PubCo to purchase one PubCo Ordinary Share, subject to substantially the same terms and conditions prior to the effective time of the Merger.

In addition, pursuant to the Business Combination Agreement, upon the consummation of the Business Combination (i) each of the outstanding shares of PropertyGuru (“ PropertyGuru Shares”) shall be canceled in exchange for the right to receive such fraction of a newly issued PubCo Ordinary Share that is equal to the quotient obtained by dividing $361.01890 (the “Price per Share”) by $10.00 (the “Exchange Ratio”), (ii) each outstanding PropertyGuru Restricted Stock Unit Award (as defined below) shall be assumed by PubCo and converted into the right to receive restricted stock units of PubCo in respect of such number of newly issued PubCo Ordinary Shares equal to (x) the number of PropertyGuru Shares subject to the PropertyGuru Restricted Stock award immediately before the Amalgamation Effective Time (as defined herein) multiplied by (y) the Exchange Ratio (such product rounded down to the nearest whole number), (iii) each outstanding PropertyGuru Option (as defined below) shall be assumed by PubCo and converted into an option of PubCo in respect of such number of newly issued PubCo Ordinary Shares equal to (x) the number of PropertyGuru Shares subject to such PropertyGuru Option immediately prior to the Amalgamation Effective Time multiplied by (y) the Exchange Ratio (such product rounded down to the nearest whole number), (iv) each PropertyGuru Warrant (as defined below) shall be assumed by PubCo and converted into a PubCo Warrant exercisable for that number of PubCo Ordinary Shares equal to (x) the number of PropertyGuru Shares subject to such PropertyGuru Warrant immediately prior to the Amalgamation Effective Time multiplied by (y) the Exchange Ratio (such product rounded down to the nearest whole number) at an exercise price equal to (a) the exercise price of such PropertyGuru Warrant divided by (b) the Exchange Ratio and multiplied by (c) the exchange rate of S$1.3675 to US$1.00 on July 21, 2021.

For details on the transactions involved in the Business Combination, see “Questions and Answers about the Proposals—What is expected to happen in the Business Combination?”

Bridgetown 2 shareholders are being asked to consider a vote upon the Business Combination and certain proposals related thereto as described in this proxy statement/prospectus. As a result of, and upon consummation of, the Business Combination, PropertyGuru shall become a wholly-owned subsidiary of PubCo, and PubCo shall become a new public company owned by the prior holders of Bridgetown 2 Shares, the prior holders of Bridgetown 2 Warrants, the prior holders of the PropertyGuru Shares, the prior holders of options to purchase PropertyGuru Shares under a PropertyGuru incentive plan (“PropertyGuru Options”), the prior holders of an award of restricted stock units based on PropertyGuru Shares (whether to be settled in cash or shares), granted under a PropertyGuru incentive plan (“PropertyGuru Restricted Stock Unit Awards”), the 112,000 warrants to purchase PropertyGuru Shares issued to Epsilon Asia Holdings II Pte. Ltd. (the “KKR Investor”) in accordance with the PropertyGuru Warrant Instrument (as defined below) (“PropertyGuru Warrants”) and certain third-party investors (the “PIPE Investors”). PubCo has applied for listing, to be effective upon the consummation of the Business Combination, of its ordinary shares, par value $0.0001 per share (“PubCo Ordinary Shares”) on the New York Stock Exchange (“NYSE”) under the symbol “PGRU”.

Substantially concurrently with the execution and delivery of the Business Combination Agreement, (i) PubCo, Bridgetown 2 and the PIPE Investors entered into share subscription agreements (“PIPE Subscription Agreements”) pursuant to which the PIPE Investors committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10 per share for an aggregate purchase price equal to $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru.

The Business Combination Agreement is attached to this proxy statement/prospectus as Annex A. Upon the consummation of the Business Combination, PubCo shall adopt the amended and restated memorandum and articles of association (the “Amended PubCo Articles”) in the form attached to this proxy statement/prospectus as Annex B.

Proposals to approve the Business Combination Agreement and the other matters discussed in this proxy statement/prospectus shall be presented at the Extraordinary General Meeting of shareholders of Bridgetown 2 scheduled to be held on March 15, 2022.

This proxy statement/prospectus provides you with detailed information about the Business Combination and other matters to be considered at the Extraordinary General Meeting of Bridgetown 2 shareholders. We encourage you to carefully read this entire document. You should, in particular, carefully consider the risk factors described in “Risk Factors” beginning on page 52 of this proxy statement/prospectus.

The board of directors of Bridgetown 2 has unanimously approved and adopted the Business Combination Agreement and unanimously recommends that the Bridgetown 2 shareholders vote FOR all of the proposals presented to the shareholders. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that certain of Bridgetown 2’s directors and officers have interests in the Business Combination. See the section entitled “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Officers in the Business Combination.”

This proxy statement/prospectus is dated February 14, 2022 and is first being mailed to Bridgetown 2 shareholders on or about February 16, 2022.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS PROXY STATEMENT/PROSPECTUS OR ANY OF THE SECURITIES TO BE ISSUED IN THE BUSINESS COMBINATION, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

ADDITIONAL INFORMATION

No person is authorized to give any information or to make any representation with respect to the matters that this proxy statement/prospectus describes other than those contained in this proxy statement/ prospectus, and, if given or made, the information or representation must not be relied upon as having been authorized by PubCo, Bridgetown 2 or PropertyGuru. This proxy statement/prospectus does not constitute an offer to sell or a solicitation of an offer to buy securities or a solicitation of a proxy in any jurisdiction where, or to any person to whom, it is unlawful to make such an offer or a solicitation. Neither the delivery of this proxy statement/prospectus nor any distribution of securities made under this proxy statement/prospectus will, under any circumstances, create an implication that there has been no change in the affairs of PubCo, Bridgetown 2 or PropertyGuru since the date of this proxy statement/prospectus or that any information contained herein is correct as of any time subsequent to such date.

BRIDGETOWN 2 HOLDINGS LIMITED

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

Dear Bridgetown 2 Holdings Limited Shareholders:

You are cordially invited to attend the extraordinary general meeting (the “Extraordinary General Meeting”) of Bridgetown 2 Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Bridgetown 2”), at 10:00 AM Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually at https://www.cstproxy.com/bridgetown2holdings/2022, and on such other date and at such other place to which the meeting may be adjourned. While as a matter of Cayman Islands law we are required to have a physical location for the meeting, we are pleased to utilize virtual shareholder meeting technology to (i) provide ready access and cost savings for Bridgetown 2 shareholders and Bridgetown 2, and (ii) to promote social distancing pursuant to guidance provided by the CDC due to COVID-19. The virtual meeting format allows attendance from any location in the world. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing.

The Extraordinary General Meeting shall be held for the following purpose:

1.

to consider and vote upon a proposal, which is referred to herein as the “Business Combination Proposal,” to approve the business combination and other transactions (and related transaction documents) contemplated by the Business Combination Agreement, dated July 23, 2021 (as it may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Bridgetown 2, B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private limited company and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”). The Business Combination Agreement is attached to this proxy statement/prospectus as Annex A;

2.

to consider and vote upon a proposal to approve, by special resolution, assuming the Business Combination Proposal is approved and adopted, the Business Combination Agreement, the Merger and certain matters relating to the Merger (the “Merger Proposal”);

3.

to consider and vote upon four separate proposals to approve, by special resolutions, assuming the Business Combination Proposal is approved and adopted, material differences between Bridgetown 2’s memorandum and articles of association which are in effect immediately prior to the Merger, and the amended and restated memorandum and articles of association of PubCo (as the surviving company in the Merger) upon completion of the Merger (collectively, such four separate proposals are referred to herein as the “Governing Documents Proposal”) specifically:

(a)	the effective change in authorized share capital from the authorized capital of Bridgetown 2 (prior to the Merger) to the authorized capital of PubCo (as the surviving company in the Merger);

(b)

the effective change from multi-class share structure of Bridgetown 2 (prior to the Merger), comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares, to a single-class share structure of PubCo (as the surviving company in the Merger), comprising solely PubCo Ordinary Shares;

(c)

the effective change from the holders of Bridgetown 2 Class B Ordinary Shares having the power to appoint or remove any director of Bridgetown 2 (prior to the Merger) by ordinary resolution, to the holders of PubCo Ordinary Shares having the power to appoint or remove the non-Investor Directors (as defined in the Amended PubCo Articles) of PubCo (as the surviving company in the Merger) by ordinary resolution; and

(d)

all other changes arising from or in connection with the effective substitution of Bridgetown 2’s memorandum and articles of association in effect prior to the Merger, with the Amended PubCo Articles (as the surviving company in the Merger), including the removal of certain provisions relating to Bridgetown 2’s status as a blank check company that will not be applicable following consummation of the Business Combination; and

4.	to consider and approve, if presented, a proposal to adjourn the Extraordinary General Meeting to a later date or dates (the “Adjournment Proposal”).

Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement/prospectus.

As further described in the accompanying proxy statement/prospectus, subject to the terms and conditions of the Business Combination Agreement, the following transactions will occur:

1.

(i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company (the “Merger”) and (ii) following the Merger, Amalgamation Sub shall amalgamate with and into PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo (the “Amalgamation”, and together with the Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”); and

2.

(i) each (a) Bridgetown 2 Class A Ordinary Shares issued and outstanding immediately prior to the effective time of the Merger shall be canceled in exchange for the right to receive one PubCo Ordinary Share, and (b) Bridgetown 2 Class B ordinary share, par value $0.0001 per share (“Bridgetown 2 Class B Ordinary Shares” and collectively with the Bridgetown 2 Class A Ordinary Shares, the “Bridgetown 2 Shares”) issued and outstanding immediately prior to the effective time of the Merger shall be canceled in exchange for the right to receive one PubCo Ordinary Share and (ii) each Bridgetown 2 Warrant outstanding immediately prior to the effective time of the Merger shall cease to be a warrant with respect to Bridgetown 2 Shares and be assumed by PubCo and converted into a warrant of PubCo to purchase one PubCo Ordinary Share, subject to substantially the same terms and conditions prior to the effective time of the Merger.

Substantially concurrently with the execution and delivery of the Business Combination Agreement, (i) PubCo, Bridgetown 2 and certain third-party investors (the “PIPE Investors”) entered into share subscription agreements (“PIPE Subscription Agreements”) pursuant to which the PIPE Investors have committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10 per share for an aggregate purchase price equal to $131,930,680 (the “PIPE Investment” or the “PIPE financing”), which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru.

Under the Business Combination Agreement, the approval of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal by the requisite vote of Bridgetown 2 shareholders is a condition to the consummation of the Business Combination. Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal is cross-conditioned on the approval of each other. If any one of these proposals is not approved by Bridgetown 2 shareholders, the Business Combination shall not be consummated.

The Adjournment Proposal, if adopted, shall allow the Chairman of the Extraordinary General Meeting to adjourn the Extraordinary General Meeting to a later date or dates, if necessary. In no event shall Bridgetown 2 solicit proxies to adjourn the Extraordinary General Meeting or consummate the Business Combination and related transactions beyond the date by which it may properly do so under Bridgetown 2’s amended and restated memorandum and articles of association (the “Existing Bridgetown 2 Articles”) and the Companies Act (As Revised) of the Cayman Islands (the “Cayman Islands Companies Act”). The purpose of the Adjournment Proposal is to provide more time to meet the requirements that are necessary to consummate the Business Combination and related transactions. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in the accompanying proxy statement/prospectus.

Each of these proposals is more fully described in the accompanying proxy statement/prospectus, which each shareholder is encouraged to read carefully and in its entirety.

In connection with the Business Combination, certain related agreements have been entered into prior to the closing of the Business Combination, including the PIPE Subscription Agreements, PropertyGuru Shareholder Support Agreement, Sponsor Support Agreement, Registration Rights Agreement, Amended and Restated Assignment, Assumption and Amendment Agreement, and Novation, Assumption and Amendment Agreement (each as defined in the accompanying proxy statement/prospectus). See “Business Combination Proposal—Related Agreements” in the accompanying proxy statement/prospectus for more information.

Pursuant to the Existing Bridgetown 2 Articles, a holder of Bridgetown 2’s public shares (a “public Bridgetown 2 shareholder”) may request that Bridgetown 2 redeem all or a portion of such public shares for cash in connection with the completion of the Business Combination. The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares. Public Bridgetown 2 shareholders may elect to redeem their public shares even if they vote “for” the Business Combination Proposal. If the Business Combination is not consummated, the public shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a public Bridgetown 2 shareholder properly exercises its right to redeem all or a portion of the public shares that it holds and timely delivers its share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2 will redeem such public shares for a per-share price, payable in cash, equal to the pro rata portion of the amount on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to Bridgetown 2. For illustrative purposes, as of September 1, 2021, this would have amounted to approximately $10.00 per issued and outstanding share. If a public Bridgetown 2 shareholder exercises its redemption rights in full, then it will be electing to exchange its public shares for cash and will no longer own public shares. See “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” in the accompanying proxy statement/prospectus for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Notwithstanding the foregoing, a public Bridgetown 2 shareholder, together with any affiliate of such public Bridgetown 2 shareholder or any other person with whom such public Bridgetown 2 shareholder is acting in concert or as a “group” (as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (“Exchange Act”)), will be restricted from redeeming its public shares with respect to more than an aggregate of 15% of the public shares. Accordingly, if a public Bridgetown 2 shareholder, alone or acting in concert or as a group, seeks to redeem more than 15% of the public shares, then any such shares in excess of that 15% limit would not be redeemed.

The Sponsor, each Bridgetown 2 director and certain other advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 shares have agreed to, among other things, vote all of their Bridgetown 2 Shares in favor of the proposals being presented at the Extraordinary General Meeting and waive their redemption rights with respect to their Bridgetown 2 Shares in connection with the consummation of the Business Combination. As of the date of this proxy statement/prospectus, the Sponsor owns approximately 16.6% of the issued and outstanding Bridgetown 2 Shares and the Bridgetown 2 directors and certain other advisors and affiliates to whom the Sponsor has transferred Bridgetown 2 Shares own approximately 3.4% of the issued and outstanding Bridgetown 2 Shares. The Business Combination Agreement is subject to the satisfaction or waiver of certain other closing conditions as described in the accompanying proxy statement/prospectus. There can be no assurance that the parties to the Business Combination Agreement would waive any such closing condition. In addition, in no event will Bridgetown 2 redeem public shares in an amount that would cause Bridgetown 2’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) to be less than $5,000,001 after giving effect to the transactions contemplated by the Business Combination Agreement.

Bridgetown 2 is providing the accompanying proxy statement/prospectus and accompanying proxy card to Bridgetown 2 shareholders in connection with the solicitation of proxies to be voted at the Extraordinary General Meeting and at any adjournments of the Extraordinary General Meeting. Information about the Extraordinary

General Meeting, the Business Combination and other related business to be considered by Bridgetown 2 shareholders at the Extraordinary General Meeting is included in the accompanying proxy statement/prospectus. Whether or not you plan to attend the Extraordinary General Meeting, all of Bridgetown 2 shareholders should read the accompanying proxy statement/prospectus, including the Annexes and other documents referred to therein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 49 of the accompanying proxy statement/prospectus.

After careful consideration, Bridgetown 2’s board of directors has unanimously approved the Business Combination and determined that the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal and the Adjournment Proposal are advisable and fair to and in the best interest of Bridgetown 2 and unanimously recommends that you vote or give instruction to vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Governing Documents Proposal and “FOR” the Adjournment Proposal, if presented. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that our directors and our officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Officers in the Business Combination.” in the accompanying proxy statement/prospectus for a further discussion of these considerations.

The approval of the Business Combination Proposal will require an ordinary resolution as defined in Bridgetown 2’s amended and restated memorandum and articles of association, which means a resolution passed by a simple majority of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. The approval of the Merger Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. The approval of the Governing Documents Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. The approval of the Adjournment Proposal if presented will require the consent of the meeting, which means a simple majority of the votes which are cast by those shareholders of Bridgetown 2 who are present, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Extraordinary General Meeting, please sign, date, vote and return the enclosed proxy card as soon as possible in the envelope provided to make sure that your shares are represented at the Extraordinary General Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted. The Business Combination will be consummated only if the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal are approved at the Extraordinary General Meeting. Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement/prospectus.

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person, you may withdraw your proxy and vote in person.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR BRIDGETOWN 2 SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN

THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS BEFORE THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES SHALL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER, BANK OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “EXTRAORDINARY GENERAL MEETING OF BRIDGETOWN 2 SHAREHOLDERS—REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

On behalf of Bridgetown 2’s board of directors, I would like to thank you for your support and look forward to the successful completion of the Business Combination.

Sincerely,

Matt Danzeisen Chairman of the Board of Directors

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATORY AGENCY HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS, PASSED UPON THE MERITS OR FAIRNESS OF THE BUSINESS COMBINATION OR RELATED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THE ACCOMPANYING PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY CONSTITUTES A CRIMINAL OFFENSE.

The accompanying proxy statement/prospectus is dated February 14, 2022, and is first being mailed to shareholders on or about February 16, 2022.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTICE OF EXTRAORDINARY GENERAL MEETING

TO BE HELD ON MARCH 15, 2022

TO THE SHAREHOLDERS OF BRIDGETOWN 2 HOLDINGS LIMITED:

NOTICE IS HEREBY GIVEN that an extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) of Bridgetown 2 Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“Bridgetown 2”), shall be held at 10:00 AM Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually at https://www.cstproxy.com/bridgetown2holdings/2022. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing. You are cordially invited to attend the Extraordinary General Meeting, to conduct the following items of business and/or consider, and if thought fit, approve the following resolutions:

Proposal No. 1—the Business Combination Proposal—RESOLVED, as an ordinary resolution, that the business combination contemplated by the Business Combination Agreement, dated as of July 23, 2021 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Bridgetown 2, B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”) pursuant to which: (i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company (the “Merger”) and (ii) following the Merger, Amalgamation Sub shall amalgamate with PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo (the “Amalgamation”) and the other transactions contemplated by the Business Combination Agreement (the business combination, the Merger, the Amalgamation, and the other transactions (and related transaction documents) contemplated by the Business Combination Agreement, the “Business Combination”) be confirmed, ratified and approved in all respects;

Proposal No. 2—the Merger Proposal—RESOLVED, as a special resolution, that Bridgetown 2 be and is hereby authorized to merge with and into PubCo so that PubCo be the surviving company and all the undertaking, property and liabilities of Bridgetown 2 vest in PubCo by virtue of such merger pursuant to the Companies Act (As Revised) of the Cayman Islands;

RESOLVED, as a special resolution, that the Business Combination Agreement and the plan of merger in the form annexed as Exhibit A to the Business Combination Agreement (the “Plan of Merger”) be and are hereby authorized, approved and confirmed in all respects;

RESOLVED, as a special resolution, that Bridgetown 2 be and is hereby authorized to enter into the Business Combination Agreement and the Plan of Merger; and

RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger), the amendment and restatement of the memorandum and articles of association of PubCo by their deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association in the form attached to this proxy statement/prospectus as Annex B (“Amended PubCo Articles”), and the adoption of the Amended PubCo Articles as the memorandum and articles of association of PubCo as the surviving company in the Merger, be approved and authorized;

Proposal No. 3—the Governing Documents Proposal—

(A) Proposal No. 3—the Governing Documents Proposal—Proposal A—RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger), the effective change in authorized share capital from (i) the authorized share capital of Bridgetown 2 immediately prior to the

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Merger Effective Time (as defined in the Plan of Merger) of $22,100 divided into 200,000,000 Bridgetown 2 Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Bridgetown 2 Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each to, (ii) the authorized share capital of PubCo (as the surviving company in the Merger) of $50,000 divided into 500,000,000 PubCo Ordinary Shares of a par value of $0.0001 each, be approved and authorized;

(B) Proposal No. 3—the Governing Documents Proposal—Proposal B—RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) the effective change from (i) a multi-class share structure of Bridgetown 2 immediately prior to the Merger Effective Time (as defined in the Plan of Merger), comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares, to (ii) a single-class share structure of PubCo (as the surviving company in the Merger), comprising solely PubCo Ordinary Shares, be approved and authorized;

(C) Proposal No. 3—the Governing Documents Proposal—Proposal C—RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) the effective change from (i) the holders of Bridgetown 2 Class B Ordinary Shares having the power to appoint or remove any director of Bridgetown 2 by ordinary resolution under the terms of the memorandum and articles of association of Bridgetown 2 in effect immediately prior to the Merger Effective Time (as defined in the Plan of Merger), to (ii) the holders of PubCo Ordinary Shares having the power to appoint or remove the non-Investor Directors of PubCo (as the surviving company in the Merger) by ordinary resolution under the terms of the Amended PubCo Articles, be approved and authorized; and

(D) Proposal No. 3—the Governing Documents Proposal—Proposal D—RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) all other changes arising from or in connection with the effective substitution of Bridgetown 2’s memorandum and articles of association in effect immediately prior to the Merger Effective Time (as defined in the Plan of Merger) by the Amended PubCo Articles as the amended and restated memorandum and articles of association of PubCo (as the surviving company in the Merger), including removing certain provisions relating to Bridgetown 2’s status as a blank check company that will not be applicable following consummation of the Business Combination, be approved and authorized.

Proposal No. 4—the Adjournment Proposal—RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, is hereby approved in all respects.

Under the Business Combination Agreement, the approval of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal by the requisite vote of Bridgetown 2 shareholders (“Bridgetown 2 shareholders”) is a condition to the consummation of the Business Combination. If any one of these proposals is not approved by Bridgetown 2 shareholders, the Business Combination shall not be consummated. Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned on the approval of any other proposal set forth in this proxy statement/prospectus.

These items of business are described in the attached proxy statement/prospectus, which we encourage you to read in its entirety before voting.

Only holders of record of Bridgetown 2 ordinary shares (“Bridgetown 2 Shares”) at the close of business on February 3, 2022 are entitled to notice of the meeting and to vote at the meeting and any adjournments or postponements of the meeting.

This proxy statement/prospectus and accompanying proxy card is being provided to Bridgetown 2 shareholders in connection with the solicitation of proxies to be voted at the Extraordinary General Meeting and at any adjournment of the Extraordinary General Meeting. Whether or not you plan to attend the Extraordinary General Meeting, all of Bridgetown 2’s shareholders are urged to read this proxy statement/prospectus, including the Annexes and the documents referred to herein, carefully and in their entirety. You should also carefully consider the risk factors described in “Risk Factors” beginning on page 49 of this proxy statement/prospectus.

After careful consideration, Bridgetown 2’s board of directors has unanimously approved the Business Combination and determined that the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal and the Adjournment Proposal are advisable and fair to and in the best interest of Bridgetown 2 and unanimously recommends that you vote or give instruction to vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Governing Documents Proposal and “FOR” the Adjournment Proposal, if presented. When you consider the board of directors’ recommendation of these proposals, you should keep in mind that our directors and our officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Officers in the Business Combination” in the accompanying proxy statement/prospectus for a further discussion of these considerations.

Pursuant to the Existing Bridgetown 2 Articles, a public Bridgetown 2 shareholder may request of Bridgetown 2 that Bridgetown 2 redeem all or a portion of its Bridgetown 2 Shares for cash if the Business Combination is consummated. As a holder of Bridgetown 2 Shares, you will be entitled to receive cash for any Bridgetown 2 Shares to be redeemed only if, prior to 5:00 PM, Eastern time, on March 11, 2022 (two business days before the Extraordinary General Meeting), you:

(i) hold Bridgetown 2 Shares;

(ii) submit a written request to Continental Stock Transfer & Trust Company (“Continental”), Bridgetown 2’s transfer agent, in which you (a) request that Bridgetown 2 redeem all or a portion of your Bridgetown 2 Shares for cash, and (b) identify yourself as the beneficial holder of the Bridgetown 2 Shares and provide your legal name, phone number and address; and

(iii) deliver share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2’s transfer agent, physically or electronically through The Depository Trust Company.

Holders of Bridgetown 2 Shares must complete the procedures for electing to redeem their public shares in the manner described above prior to 5:00 PM, Eastern time, on March 11, 2022 (two business days before the Extraordinary General Meeting) in order for their Bridgetown 2 Shares to be redeemed.

If the Business Combination is not consummated, the public shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a public Bridgetown 2 shareholder properly exercises its right to redeem all or a portion of the public shares that it holds and timely delivers its share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2 will redeem such public shares for a per-share price, payable in cash, equal to the pro rata portion of the amount on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to Bridgetown 2.

For illustrative purposes, as of September 1, 2021, this would have amounted to approximately $10.00 per issued and outstanding share less any owed but unpaid taxes on the funds in the trust account. There are currently no owed but unpaid income taxes on the funds in the trust account. However, the proceeds deposited in the trust account could become subject to the claims of Bridgetown 2’s creditors, if any, which would have priority over the claims of Bridgetown 2 shareholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally expected due to such claims. It is expected that the funds to be distributed to Bridgetown 2 shareholders electing to redeem their shares shall be distributed promptly after the consummation of the Business Combination.

A holder of Bridgetown 2 Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), may not seek to have more than 15% of the aggregate shares redeemed without the consent of Bridgetown 2. Under the Existing Bridgetown 2 Articles, the Business Combination may not be consummated if Bridgetown 2 has net tangible assets of less than $5,000,001 either immediately prior to or upon consummation of the Business Combination after taking into account the redemption for cash of all public shares properly demanded to be redeemed by holders of Bridgetown 2 Shares.

Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted to Bridgetown 2 unless the Board of Directors of Bridgetown 2 determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may or may not do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Bridgetown 2’s transfer agent, prior to the vote taken on the Business Combination Proposal at the Extraordinary General Meeting. No request for redemption shall be honored unless the holder’s share certificates (if any) and other redemption forms (as applicable) have been delivered (either physically or electronically) to Continental, at least two business days prior to the vote at the Extraordinary General Meeting.

If you exercise your redemption rights, then you shall be exchanging your Bridgetown 2 Shares for cash and shall not be entitled to receive any PubCo Ordinary Shares upon consummation of the Business Combination.

Bridgetown 2 LLC (the “Sponsor”) has, pursuant to the Sponsor Support Agreement (as defined in the accompanying proxy statement/prospectus), agreed to, among other things, vote all of its Bridgetown 2 Shares in favor of the proposals being presented at the Extraordinary General Meeting and waive its redemption rights with respect to its Bridgetown 2 Shares in connection with the consummation of the Business Combination. As of the date of this proxy statement/prospectus, the Sponsor owns approximately 16.6% of the issued and outstanding Bridgetown 2 Shares. See “The Business Combination Proposal—Related Agreements—Sponsor Support and Lock-Up Agreement” in the accompanying proxy statement/prospectus for more information related to the Sponsor Support Agreement.

The Business Combination Agreement is also subject to the satisfaction or waiver of certain other closing conditions as described in the accompanying proxy statement/prospectus. There can be no assurance that the parties to the Business Combination Agreement would waive any such provision of the Business Combination Agreement.

All Bridgetown 2 shareholders are cordially invited to attend the Extraordinary General Meeting. To ensure your representation at the Extraordinary General Meeting, however, you are urged to complete, sign, date and return the enclosed proxy card as soon as possible by following the instructions provided in this proxy statement/prospectus and on the enclosed proxy card. If you are a shareholder of record of Bridgetown 2 Shares, you may also cast your vote by means of remote communication at the Extraordinary General Meeting by navigating to https://www.cstproxy.com/bridgetown2holdings/2022 and entering the control number on your proxy card. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank on how to vote your shares or, if you wish to attend the Extraordinary General Meeting and vote by means of remote communication you must obtain a proxy from your broker or bank and a control number from Continental.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Extraordinary General Meeting, please sign, date, vote and return the enclosed proxy card as soon as possible in the envelope provided to make sure that your shares are represented at the Extraordinary General Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker or bank to ensure that votes related to the shares you beneficially own are properly counted. The Business Combination will be consummated only if the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal are approved at the Extraordinary

General Meeting. Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal set forth in this proxy statement/prospectus.

Thank you for your participation. We look forward to your continued support.

By Order of the Board of Directors

Matt Danzeisen Chairman

If you sign, date and return your proxy card without indicating how you wish to vote, your proxy will be voted FOR each of the proposals presented at the Extraordinary General Meeting. If you fail to return your proxy card or fail to instruct your bank, broker or other nominee how to vote, and do not attend the Extraordinary General Meeting in person or virtually, the effect will be, among other things, that your shares will not be counted for purposes of determining whether a quorum is present at the Extraordinary General Meeting and will not be voted. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. If you are a shareholder of record and you attend the Extraordinary General Meeting and wish to vote in person or virtually, you may withdraw your proxy and vote in person. Your attention is directed to the remainder of the proxy statement/prospectus following this notice (including the Annexes and other documents referred to herein) for a more complete description of the proposed Business Combination and related transactions and each of the proposals. You are encouraged to read this proxy statement/prospectus carefully and in its entirety, including the Annexes and other documents referred to herein. If you have any questions or need assistance voting your ordinary shares, please contact Morrow Sodali LLC at 470 West Avenue, Stamford, CT 06902, USA or by emailing BTNB.info@investor.morrowsodali.com.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST DEMAND IN WRITING THAT YOUR BRIDGETOWN 2 SHARES BE REDEEMED FOR A PRO RATA PORTION OF THE FUNDS HELD IN THE TRUST ACCOUNT AND TENDER YOUR SHARES TO OUR TRANSFER AGENT AT LEAST TWO BUSINESS DAYS BEFORE THE SCHEDULED DATE OF THE EXTRAORDINARY GENERAL MEETING. IN ORDER TO EXERCISE YOUR REDEMPTION RIGHT, YOU NEED TO IDENTIFY YOURSELF AS A BENEFICIAL HOLDER AND PROVIDE YOUR LEGAL NAME, PHONE NUMBER AND ADDRESS IN YOUR WRITTEN DEMAND. YOU MAY TENDER YOUR SHARES BY EITHER DELIVERING YOUR SHARE CERTIFICATE TO THE TRANSFER AGENT OR BY DELIVERING YOUR SHARES ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM. IF THE BUSINESS COMBINATION IS NOT COMPLETED, THEN THESE SHARES SHALL BE RETURNED TO YOU OR YOUR ACCOUNT. IF YOU HOLD THE SHARES IN STREET NAME, YOU NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BROKER, BANK OR OTHER NOMINEE TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS. SEE “EXTRAORDINARY GENERAL MEETING OF BRIDGETOWN 2 SHAREHOLDERS—REDEMPTION RIGHTS” FOR MORE SPECIFIC INSTRUCTIONS.

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ADDITIONAL INFORMATION

You may request copies of this proxy statement/prospectus and any other publicly available information concerning Bridgetown 2, without charge, by written request to Morrow Sodali LLC our proxy solicitor, by calling +1 (800) 662-5200 (for individuals) or +1 (203) 658-9400 (for banks and brokers), or by emailing BTNB.info@investor.morrowsodali.com, or from the SEC through the SEC website at http://www.sec.gov.

In order for Bridgetown 2 shareholders to receive timely delivery of the documents in advance of the Extraordinary General Meeting of Bridgetown 2 to be held on March 15, 2022 you must request the information no later than five business days prior to the date of the Extraordinary General Meeting, by March 8, 2022.

ABOUT THIS PROXY STATEMENT/PROSPECTUS

This document, which forms part of a registration statement on Form F-4 filed with the U.S. Securities and Exchange Commission, or the “SEC,” by PubCo, constitutes a prospectus of PubCo under Section 5 of the U.S. Securities Act of 1933, as amended, or the “Securities Act,” with respect to the PubCo Ordinary Shares to be issued to Bridgetown 2 shareholders and the PubCo Ordinary Shares to be issued to certain PropertyGuru shareholders, if the Business Combination described herein is consummated. This document also constitutes a notice of meeting and a proxy statement under Section 14(a) of the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to the Extraordinary General Meeting of Bridgetown 2 shareholders at which Bridgetown 2 shareholders shall be asked to consider and vote upon proposals to approve the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal (each as defined herein) and to adjourn the meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to adopt the Business Combination Proposal, the Merger Proposal or the Governing Documents Proposal.

References to “U.S. Dollars” and “$” in this proxy statement/prospectus are to United States dollars, the legal currency of the United States. Certain monetary amounts, percentages and other figures included in this proxy statement/prospectus have been subject to rounding adjustments. Accordingly, figures shown as totals in certain tables or charts may not be the arithmetic aggregation of the figures that precede them, and figures expressed as percentages in the text may not total 100% or, as applicable, when aggregated may not be the arithmetic aggregation of the percentages that precede them. In particular, in certain cases, percentage changes are based on a comparison of the actual values recorded in the relevant financial statements and not rounded values shown in this proxy statement/prospectus.

INDUSTRY AND MARKET DATA

This proxy statement/prospectus includes industry data and forecasts that has been derived from an independent consultant report prepared by Frost & Sullivan Australia Pty Ltd (“Frost & Sullivan”), which was commissioned by PropertyGuru. Frost & Sullivan makes no warranties about the fitness of this report for an evaluation of PropertyGuru. This proxy statement/prospectus also includes industry, market and competitive position data that have been derived from publicly available information, industry publications and other third-party sources, including estimated insights from SimilarWeb and Google Analytics, as well as from PropertyGuru’s own internal data and estimates.

Independent consultant reports, industry publications and other published sources generally state that the information they contain has been obtained from sources believed to be reliable, but that the accuracy and completeness of such information is not guaranteed. While we have compiled, extracted, and reproduced industry data from these sources, we have not independently verified the data. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and uncertainties as the other forward-looking statements in this proxy statement/prospectus. These forecasts and forward-looking information are subject to uncertainty and risk due to a variety of factors, including those described under “Risk Factors.” These and other factors could cause results to differ materially from those expressed in any forecasts or estimates.

PRESENTATION OF FINANCIAL INFORMATION

Bridgetown 2

The historical financial statements of Bridgetown 2 were prepared in accordance with generally accepted accounting principles in the United States (“U.S. GAAP”) and are denominated in U.S. Dollars.

PropertyGuru

PropertyGuru’s audited consolidated financial statements for the years ended December 31, 2020 and 2019 and as of December 31, 2020 and 2019 and unaudited interim condensed consolidated financial statements for the six months ended June 30, 2021 and 2020 and as of June 30, 2021, included in this proxy statement/prospectus have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and are reported in Singapore Dollars. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies.

On August 3, 2021, PropertyGuru completed the acquisition of iProperty Group Asia Pte. Ltd.’s (“iProperty”), (a subsidiary of REA Group Ltd. (“REA Group”)) operating entities in Malaysia and Thailand, consisting of iProperty.com Malaysia Sdn. Bhd., Brickz Research Sdn. Bhd., IPGA Management Services Sdn. Bhd., iProperty (Thailand) Co., Ltd., Prakard IPP Co., Ltd. and Kid Ruang Yu Co., Ltd. (collectively, the “Panama Group”). The Panama Group’s audited combined financial statements for the years ended December 31, 2020 and 2019 and as of December 31, 2020 and 2019 and unaudited combined financial statements for the six months ended June 30, 2021 and 2020 and as of June 30, 2021, included in this proxy statement/prospectus have been prepared in accordance with IFRS as issued by the IASB and are reported in Malaysian Ringgit.

PropertyGuru refers in various places in this proxy statement/prospectus to non-IFRS financial measures, Adjusted EBITDA and Adjusted EBITDA Margin which are more fully explained in “PropertyGuru Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-IFRS Financial Measures and Key Performance Metrics.” The presentation of non-IFRS information is not meant to be considered in isolation or as a substitute for PropertyGuru’s audited consolidated financial results prepared in accordance with IFRS.

PubCo

PubCo was incorporated on July 14, 2021, for the sole purpose of effectuating the transactions described herein. PubCo has no material assets and does not operate any businesses. Accordingly, no financial statements of PubCo have been included in this proxy statement/prospectus.

The Business Combination is made up of the series of transactions provided for in the Business Combination Agreement as described elsewhere within this proxy statement/prospectus. The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, PubCo will be treated as the acquired company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of PropertyGuru issuing shares at the Closing for the net assets of Bridgetown 2 as of the Closing Date, accompanied by a recapitalization. The net assets of Bridgetown 2 will be stated at historical cost, with no goodwill or other intangible assets recorded. The Business Combination, which is not within the scope of IFRS 3 — Business Combinations (“ IFRS 3”) since Bridgetown 2 does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2 — Share-based payment (“IFRS 2”). Any excess of fair value of PubCo shares issued over the fair value of Bridgetown 2’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.

Immediately following the Business Combination, we expect PubCo to qualify as a foreign private issuer and will prepare its financial statements in accordance with IFRS as issued by the IASB and in Singapore Dollars. Accordingly, the unaudited pro forma condensed combined financial statements that are presented in this proxy statement/prospectus have been prepared in accordance with IFRS and denominated in Singapore Dollars. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies.

FREQUENTLY USED TERMS

Key Business and Business Combination Related Terms

Unless otherwise stated or unless the context otherwise requires in this document:

“ACRA” means the Singapore Accounting and Corporate Regulatory Authority;

“agents” are real estate agents or individuals that sell, assist with the purchase of, and rent out properties for property seekers, consumers or clients (as applicable) in order to generate sales commissions from sales and property management fees from letting and management activities;

“AI” means artificial intelligence;

“AllProperty Media” means AllProperty Media Co., Ltd., a subsidiary of PropertyGuru;

“Amalgamation” means the amalgamation in accordance with Section 215A of the Companies Act (Chapter 50) of Singapore between Amalgamation Sub and PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo;

“Amalgamation Effective Time” means the effective date of the Amalgamation as may be agreed by Amalgamation Sub, PubCo, Bridgetown 2 and PropertyGuru in writing and specified in writing in the Amalgamation Proposal (as defined in the Business Combination Agreement) and as set out in the notice of amalgamation issued by ACRA in respect of the Amalgamation;

“Amalgamation Sub” means B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo;

“Amended and Restated Assignment, Assumption and Amendment Agreement” means the amendment and restatement, dated December 1, 2021, by and among Bridgetown 2, the Sponsor, PubCo and Continental, to that Assignment, Assumption and Amendment Agreement, which removed Continental as a party to the Assignment, Assumption and Amendment Agreement;

“Amended PubCo Articles” means the amended and restated memorandum and articles of association of PubCo adapted at the consummation of the Business Combination;

“AR” means augmented reality;

“Assignment, Assumption and Amendment Agreement” means the amendment, dated July 23, 2021, to that certain warrant agreement, dated January 25, 2021, by and among Bridgetown 2 PubCo, the Sponsor and Continental pursuant to which, among other things, Bridgetown 2 assigned all of its right, title and interest in the Existing Warrant Agreement to PubCo effective upon the Merger Closing. The Assignment, Assumption and Amendment Agreement was amended and restated on December 1, 2021;

“Bridgetown 2” means Bridgetown 2 Holdings Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands;

“Bridgetown 2 Class A Ordinary Shares” means the Class A ordinary shares of Bridgetown 2, having a par value of $0.0001 each;

“Bridgetown 2 Class B Ordinary Shares” means the Class B ordinary shares of Bridgetown 2, having a par value of $0.0001 each;

“Bridgetown 2 Shares” means, collectively, the Bridgetown 2 Class A Ordinary Shares and Bridgetown 2 Class B Ordinary Shares;

“Business Combination” means the Merger, the Amalgamation and the other transactions contemplated by the Business Combination Agreement;

“Business Combination Agreement” means the business combination agreement, dated July 23, 2021 (as may be amended, supplemented, or otherwise modified from time to time), by and among PubCo, Bridgetown 2, Amalgamation Sub and PropertyGuru;

“Business Combination Transactions” means, collectively, the Merger, the Amalgamation and each of the other transactions contemplated by the Business Combination Agreement, the Confidentiality Agreement, the PIPE Subscription Agreements, the Sponsor Support Agreement, the PropertyGuru Shareholder Support Agreement, the Registration Rights Agreement, the Amended and Restated Assignment, Assumption and Amendment Agreement, the Novation, Assumption and Amendment Agreement, the Plan of Merger, the Amalgamation Proposal, the Amended PubCo Articles and any other related agreements, documents or certificates entered into or delivered pursuant thereto;

“Cayman Islands Companies Act” means the Companies Act (As Revised) of the Cayman Islands;

“Closing” means the closing of the Amalgamation;

“Closing Date” means the date of the Closing;

“Continental” means Continental Stock Transfer & Trust Company;

“customers” means the agents, developers, valuers and banks from which PropertyGuru generates revenue through sales of digital classifieds, property development advertising products and services (including software-as-a-service) and data services;

“DDProperty Media” means DDProperty Media Ltd., a subsidiary of PropertyGuru;

“depth products” means optional premium features and add-ons offered to agents and integrated into PropertyGuru’s platforms such as display rankings or enhanced listings;

“developers” are property developers or individuals that develop houses, buildings, and land with the intention of selling them for a profit;

“Do Thi” means Do Thi Media Service Company Limited, a subsidiary of PropertyGuru;

“Exchange Ratio” means the quotient obtained by dividing $361.01890 by $10.00;

“Existing Warrant Agreement” means the warrant agreement, dated January 25, 2021, by and between Bridgetown 2 and Continental;

“Extraordinary General Meeting” means an extraordinary general meeting of shareholders of Bridgetown 2 to be held at 10:00 AM Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually at https://www.cstproxy.com/bridgetown2holdings/2022;

“Fintech” means financial technology;

“IASB” means the International Accounting Standards Board;

“IFRS” means the International Financial Reporting Standards, as issued by the IASB;

“iProperty” means iProperty Group Asia Pte. Ltd.;

“Initial Projections” means the financial projections prepared by the management of PropertyGuru in connection with the proposed Business Combination;

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012;

“KKR” means Kohlberg Kravis Roberts & Co. L.P. and its affiliates;

“KKR Investor” means Epsilon Asia Holdings II Pte. Ltd., an affiliate of KKR;

“Malaysian Ringgit” and “MYR” means Malaysian Ringgit, the legal currency of Malaysia.

“Merger” means the merger between Bridgetown 2 and PubCo, with PubCo being the surviving company;

“Merger Closing” means the closing of the Merger;

“Merger Effective Time” means the effective date of the Merger as may be agreed by PubCo and Bridgetown 2 in writing and specified in writing in the Plan of Merger (as defined in the Business Combination Agreement);

“MyProperty Data” means MyProperty Data Sdn Bhd., a subsidiary of PropertyGuru;

“Nasdaq” means the Nasdaq Stock Market;

“Novation, Assumption and Amendment Agreement” means the novation, assumption and amendment agreement, dated July 23, 2021, to that certain instrument by way of deed poll executed by PropertyGuru on October 12, 2018 (the “PropertyGuru Warrant Instrument”), to be effective upon the closing of the Business Combination, pursuant to which, among other things, PubCo assumed all of PropertyGuru’s obligations and responsibilities pursuant to or in connection with the PropertyGuru Warrant Instrument;

“NYSE” means the New York Stock Exchange;

“Panama Group” means iProperty’s (a subsidiary of REA Group) operating entities in Malaysia and Thailand, consisting of iProperty.com Malaysia Sdn. Bhd., Brickz Research Sdn. Bhd., IPGA Management Services Sdn. Bhd., iProperty (Thailand) Co., Ltd., Prakard IPP Co., Ltd. and Kid Ruang Yu Co., Ltd, whose shares were wholly acquired by PropertyGuru on August 3, 2021;

“PDPA” means the Personal Data Protection Act 2012 (No. 26 of 2012 of Singapore);

“PG Vietnam” means PropertyGuru Viet Nam Joint Stock Company, a subsidiary of PropertyGuru;

“PGI Thailand” means PropertyGuru International (Thailand) Co., Ltd., a subsidiary of PropertyGuru;

“PIPE Investment” or “PIPE financing” means the commitment by the PIPE Investors to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10 per share, or an aggregate purchase price equal to $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru, pursuant to the PIPE Subscription Agreements;

“PIPE Investors” means the third-party investors who entered into PIPE Subscription Agreements;

“PIPE Subscription Agreements” means the share subscription agreements, dated July 23, 2021, by and among PubCo, Bridgetown 2 and the PIPE Investors pursuant to which the PIPE Investors have committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10 per share, or an aggregate purchase price equal to $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. For the avoidance of doubt, the PIPE Subscription Agreements include the REA Subscription Agreement;

“Priority Markets” means Singapore, Vietnam, Malaysia, Thailand and Indonesia;

“PropertyGuru” means PropertyGuru Pte. Ltd., a Singapore private company limited by shares, or as the context requires, PropertyGuru Pte. Ltd. and its subsidiaries and consolidated affiliated entities;

“PropertyGuru Options” means options to purchase PropertyGuru Shares under a PropertyGuru incentive plan;

“PropertyGuru Restricted Stock Unit Award” means an award of restricted stock units based on PropertyGuru Shares (whether to be settled in cash or shares), granted under a PropertyGuru incentive plan;

“PropertyGuru Shares” means the outstanding ordinary shares of PropertyGuru;

“PropertyGuru Shareholder Support Agreement” means the voting support and lock-up agreement, dated July 23, 2021, by and among Bridgetown 2, PubCo, PropertyGuru and certain of the shareholders of PropertyGuru, pursuant to which (i) certain PropertyGuru shareholders who hold an aggregate of at least 75% of the outstanding PropertyGuru voting shares have agreed, among other things: (a) to appear for purposes of constituting a quorum at any meeting of the shareholders of PropertyGuru called to seek approval of the transactions contemplated by the Business Combination Agreement and the other transaction proposals; (b) to vote in favor of the Business Combination Transactions; (c) to vote against any proposals that would materially impede the Business Combination Transactions; and (d) not to sell or transfer any of their shares prior to the closing of the Business Combination; (ii) certain shareholders of PropertyGuru have agreed to a lock-up of the PubCo Ordinary Shares they will receive pursuant to the Amalgamation (subject to certain exceptions) for a period of 180 days following the closing of the Business Combination; and (iii) certain shareholders of PropertyGuru and PubCo have agreed to enter into a shareholders agreement governing the rights and obligations of such shareholders with respect to PubCo and PubCo Ordinary Shares which, among other things, include certain non-compete obligations, “drag-along” rights applicable to and as among such shareholders, “rights of first offer” rights and PubCo board appointment rights (the “Shareholders’ Agreement”);

“PropertyGuru Warrant Instrument” has the meaning assigned to such term in the definition of “Novation, Assumption and Amendment Agreement”;

“PropertyGuru Warrants” means the 112,000 warrants to purchase PropertyGuru Shares issued to KKR Investor in accordance with the PropertyGuru Warrant Instrument;

“PropTech” means property technology;

“PubCo” means PropertyGuru Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands, or as the context requires, PropertyGuru Group Limited and its subsidiaries and consolidated affiliated entities;

“PubCo Ordinary Shares” means the ordinary shares of PubCo, having a par value of $0.0001 each;

“REA” means REA Asia Holding Co. Pty Ltd;

“REA Group” means REA Group Ltd;

“REA Subscription Agreement” means the subscription agreement, dated July 23, 2021, by and among PubCo, Bridgetown 2 and REA Asia Holding Co. Pty Ltd;

“Registration Rights Agreement” means the registration rights agreement, dated July 23, 2021, by and among Bridgetown 2, PubCo, the Sponsor, the directors of Bridgetown 2 who hold Bridgetown 2 Shares, certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares, certain shareholders of Bridgetown 2 affiliated with the Sponsor, and certain of the shareholders of PropertyGuru to be effective upon Closing pursuant to which, among other things, PubCo will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor, certain Sponsor affiliated parties and certain shareholders of PropertyGuru party thereto have been granted certain demand and piggyback registration rights;

“RSU” means restricted stock units;

“SEC” means the U.S. Securities and Exchange Commission;

“Shareholders’ Agreement” has the meaning assigned to such term in the definition of “PropertyGuru Shareholder Support Agreement”;

“Singapore Dollars” and “S$” means Singapore dollars, the legal currency of Singapore;

“Sponsor” means Bridgetown 2 LLC, a limited liability company incorporated under the laws of the Cayman Islands;

“Sponsor Support Agreement” means the voting support agreement, dated July 23, 2021, by and among Bridgetown 2, the Sponsor, PubCo and PropertyGuru pursuant to which the Sponsor has agreed, among other things and subject to the terms and conditions set forth therein: (i) to vote in favor of the transactions contemplated in the Business Combination Agreement and the other transaction proposals, (ii) to appear at the Extraordinary General Meeting for purposes of constituting a quorum, (iii) to vote against any proposals that would materially impede the transactions contemplated in the Business Combination Agreement and the other transaction proposals, (iv) not to redeem any Bridgetown 2 Shares held by the Sponsor, (v) not to amend that certain letter agreement between Bridgetown 2, the Sponsor and certain other parties thereto, dated as of January 25, 2021, (vi) not to transfer any Bridgetown 2 Shares held by the Sponsor, subject to certain exceptions, (vii) to release Bridgetown 2, PubCo, PropertyGuru and its subsidiaries from all claims in respect of or relating to the period prior to the Closing, subject to the exceptions set forth therein (with PropertyGuru agreeing to release the Sponsor and Bridgetown 2 on a reciprocal basis) and (viii) to a lock-up of its PubCo Ordinary Shares during the period of one year from the Closing, subject to certain exceptions;

“TPG” means TPG Inc. and its affiliates;

“TPG Investor Entities” means TPG Asia VI SF Pte. Ltd. and TPG Asia VI Digs 1 L.P., each an affiliate of TPG;

“U.S. Dollars” and “$” means United States dollars, the legal currency of the United States; and

“U.S. GAAP” means United States generally accepted accounting principles.

Key Performance Metrics and Non-IFRS Financial Measures

Unless otherwise stated or unless the context otherwise requires in this document:

“Adjusted EBITDA” is a non-IFRS financial measure defined as net loss for year/period plus changes in fair value of preferred shares and embedded derivatives, finance cost, depreciation and amortization, income tax expense, impairments when the impairment is the result of an isolated, non-recurring event, share grant and option expenses, loss on disposal of plant and equipment and intangible assets, currency translation loss, fair value loss on contingent consideration, business acquisition transaction and integration cost and cost of proposed listing. With respect to Adjusted EBITDA projections, Adjusted EBITDA also excludes costs of acquisition and integration of the Panama Group and one-off costs of listing;

“Adjusted EBITDA Margin” is a non-IFRS financial measure defined as Adjusted EBITDA as a percentage of revenue;

“ARPA” is defined as agent revenue for a period divided by the average number of agents in that period, which is calculated as the sum of the number of total agents at the end of each month in a period divided by the number of months in such period;

“Average revenue per listing” is defined as revenue for a period divided by the number of listings in such period;

“Engagement Market Share” is the average monthly engagement for websites owned by PropertyGuru as compared to average monthly engagement for a basket of peers calculated over the relevant period. Engagement is calculated as the number of visits to a website during a period multiplied by the total amount of time spent on that website for the same period, in each case based on data from SimilarWeb; and

“Number of agents” in all Priority Markets except Vietnam is calculated for a period as the sum of the number of agents with a valid 12-month subscription package at the end of each month in a period divided by the number of months in such period. In Vietnam, number of agents is calculated as the number of agents who credit money into their account within the relevant period. When counting in aggregate across the PropertyGuru group, in markets where PropertyGuru operates more than one property portal, an agent with subscriptions to more than one portal is only counted once;

“Number of listings” in all Priority Markets except Vietnam is calculated as the average number of monthly listings available in the period. In Vietnam, number of listings is defined as the sum of all listings created in each month over the relevant period from main balance (non-promotional) accounts;

“property seekers” is the number of total visits to PropertyGuru’s websites over a period, based on Google Analytics data; and

“Renewal rate” is defined as the number of agents that successfully renew their annual package during a year/period divided by the number of agents whose packages are up for renewal (at the end of their 12-month subscription) during that year/period.

QUESTIONS AND ANSWERS ABOUT THE PROPOSALS

The questions and answers below highlight only selected information from this document and only briefly address some commonly asked questions about the proposals to be presented at the Extraordinary General Meeting, including with respect to the proposed Business Combination. The following questions and answers do not include all the information that is important to Bridgetown 2 shareholders. Bridgetown 2 shareholders should read this proxy statement/prospectus, including the Annexes and the other documents referred to herein, carefully and in their entirety to fully understand the proposed Business Combination and the voting procedures for the Extraordinary General Meeting, which will be held at 10:00 AM Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually via live webcast at https://www.cstproxy.com/bridgetown2holdings/2022.

Q:	Why am I receiving this proxy statement/ prospectus?

A:	Bridgetown 2 shareholders are being asked to consider and vote upon a proposal to approve and adopt the Business Combination and certain related proposals.

Bridgetown 2, PropertyGuru, PubCo and other parties have agreed to the Business Combination under the terms of the Business Combination Agreement that is described in this proxy statement/prospectus. The

Business Combination Agreement provides for, among other things, (i) the merger of Bridgetown 2 with and into PubCo, with PubCo being the surviving company (the “Merger”), and each of the current security holders of Bridgetown 2 receiving securities of PubCo, and (ii) the amalgamation of Amalgamation Sub with and into PropertyGuru, with PropertyGuru surviving and becoming a wholly-owned subsidiary of PubCo (the “Amalgamation”). This proxy statement/prospectus and its annexes contain important information about the proposed Business Combination and the other matters to be acted upon at the Extraordinary General Meeting. You should read this proxy statement/prospectus and its annexes carefully and in their entirety.

Q:	What proposals are shareholders of Bridgetown 2 being asked to vote upon?

A:	At the Extraordinary General Meeting, Bridgetown 2 is asking holders of its ordinary shares to consider and vote upon the following proposals:

•

Business Combination Proposal—To vote to adopt the Business Combination Agreement and approve the transactions (and related transaction documents) contemplated thereby. See the section entitled “The Business Combination Proposal.”

•	Merger Proposal—To vote to authorize the Merger. See the section entitled “The Merger Proposal.”

•

Governing Documents Proposal—To vote to approve the four separate proposals relating to the material differences between the Existing Bridgetown 2 Articles and the Amended PubCo Articles, specifically:

(a)                the effective change in authorized share capital from the authorized capital of Bridgetown 2 (prior to the Merger) to the authorized capital of PubCo (as the surviving company in the Merger); and

(b)                the effective change from a multi-class share structure of Bridgetown 2 (prior to the Merger) comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares, to a single-class share structure of PubCo (as the surviving company in the Merger), comprising solely PubCo Ordinary Shares;

(c)                the effective change from the holders of Bridgetown 2 Class B Ordinary Shares having the power to appoint or remove any director of Bridgetown 2 (prior to the Merger) by ordinary resolution, to the holders of PubCo Ordinary Shares having the power to appoint or remove the non-Investor Directors of PubCo (as the surviving company in the Merger) by ordinary resolution; and

(d)                all other changes arising from or in connection with the effective substitution of Bridgetown 2’s memorandum and articles of association in effect prior to the Merger, by the Amended PubCo Articles, including the removal of certain provisions relating to Bridgetown 2’s status as a blank check company that will not be applicable following consummation of the Business Combination.

See the section entitled “The Governing Documents Proposal.”

•

Adjournment Proposal—To consider and vote upon a proposal to adjourn the meeting to a later date or dates to permit further solicitation and voting of proxies if, based upon the tabulated vote at the time of the Extraordinary General Meeting, Bridgetown 2 would not have been authorized to consummate the Business Combination. See the section entitled “The Adjournment Proposal.”

Bridgetown 2 shall hold the Extraordinary General Meeting of its shareholders to consider and vote upon these proposals. This proxy statement/prospectus contains important information about the proposed Business Combination and the other matters to be acted upon at the Extraordinary General Meeting. Shareholders should read it carefully and in its entirety.

The vote of shareholders is important. Shareholders are encouraged to submit their completed proxy card as soon as possible after carefully reviewing this proxy statement/prospectus.

Q:	Are the proposals conditioned on one another?

A:

Yes. Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal is cross-conditioned on the approval of each other. The Adjournment Proposal is not conditioned upon the approval of any other proposal.

The vote of shareholders is important. Shareholders are encouraged to submit their completed proxy card as soon as possible after carefully reviewing this proxy statement/prospectus.

Q:	Why is Bridgetown 2 proposing the Business Combination?

A:	Bridgetown 2 was incorporated to consummate a merger, share exchange, asset acquisition, share purchase, reorganization, or other similar business combination with one or more businesses or entities.

PropertyGuru is the leading PropTech company in Southeast Asia, with leading Engagement Market Shares in Singapore, Vietnam, Malaysia and Thailand, based on SimilarWeb data between January 2021 and June 2021. PropertyGuru strives to be the trusted advisor to every person seeking property by making the process of finding a home as straightforward, transparent and efficient as possible. PropertyGuru’s platforms provide: (1) online property listings to match buyers, sellers, tenants and landlords; (2) digital, marketing and sales process automation software services for developers; (3) a mortgage marketplace and brokerage; and (4) a data-provision business for consumers, agents, developers and banks. For more information, see “PropertyGuru’s Business.”

Based on its due diligence investigations of PropertyGuru and the industries in which it operates, including the financial and other information provided by PropertyGuru in the course of Bridgetown 2’s due diligence investigations, the Bridgetown 2 Board believes that the Business Combination with PropertyGuru is in the best interests of Bridgetown 2 and presents an opportunity to increase shareholder value. However, there can be no assurances of this. Although the Bridgetown 2 Board believes that the Business Combination with PropertyGuru presents a unique business combination opportunity and is in the best interests of Bridgetown 2, the Bridgetown 2 Board did consider certain potentially material negative factors in arriving at that conclusion. See “The Business Combination Proposal—Bridgetown 2’s Board of Directors’ Reasons for the Approval of the Business Combination” for a discussion of the factors considered by the Bridgetown 2 Board in making its decision.

Q:	Did the Bridgetown 2 Board obtain a third-party valuation or fairness opinion in determining whether or not to proceed with the Business Combination?

A:

No. The Bridgetown 2 Board did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. However, Bridgetown 2’s management, the members of the Bridgetown 2 Board and the other representatives of Bridgetown 2 have substantial experience in evaluating the operating and financial merits of companies similar to PropertyGuru and reviewed certain financial and operating information of PropertyGuru and other relevant financial information selected based on the experience and the professional judgment of Bridgetown 2’s management team, which enabled them to make the necessary analyses and determinations regarding the Business Combination. Accordingly, investors will be relying solely on the judgment of the Bridgetown 2 Board in valuing PropertyGuru’s business and assume the risk that the Bridgetown 2 Board may not have properly valued such business.

Q:	What is expected to happen in the Business Combination?

A:

In accordance with the terms and subject to the conditions of the Business Combination Agreement, the parties to the Business Combination Agreement have agreed that, in connection with the Closing, the parties shall undertake a series of transactions pursuant to which (i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company and (ii) following the Merger, Amalgamation Sub shall amalgamate with and into PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo. The merger described in (i) is referred to as the “Merger” and the amalgamation described in (ii) is referred to as the “Amalgamation.” The Merger, the Amalgamation and the other transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.”

Upon the consummation of the Business Combination, (i) each (a) Bridgetown 2 Class A Ordinary Share issued and outstanding immediately prior to the effective time of the Merger shall be canceled in exchange for the right to receive one PubCo Ordinary Share, and (b) Bridgetown 2 Class B Ordinary Share issued and outstanding immediately prior to the effective time of the Merger shall be canceled in exchange for the right to receive one PubCo Ordinary Share and (ii) each Bridgetown 2 Warrant outstanding immediately prior to the effective time of the Merger shall cease to be a warrant with respect to Bridgetown 2 Shares and be assumed by PubCo and converted into a warrant of PubCo to purchase one PubCo Ordinary Share, subject to substantially the same terms and conditions prior to the effective time of the Merger.

In addition, pursuant to the Business Combination Agreement, upon the consummation of the Business Combination, (i) each of the outstanding PropertyGuru Shares shall be canceled in exchange for the right to receive such fraction of a newly issued PubCo Ordinary Share that is equal to the Exchange Ratio, (ii) each outstanding PropertyGuru Restricted Stock Unit Award shall be assumed by PubCo and converted into the right to receive restricted stock units of PubCo in respect of such number of newly issued PubCo Shares as determined in accordance with the Business Combination Agreement, (iii) each outstanding PropertyGuru Option shall be assumed by PubCo and converted into an option of PubCo in respect of such number of newly issued PubCo Shares as determined in accordance with the Business Combination Agreement, and (iv) each PropertyGuru Warrant will be assumed by PubCo and converted into a PubCo Warrant to purchase such number of newly issued PubCo Shares as determined in accordance with the PropertyGuru Warrant Instrument.

For more information on the Merger and the Amalgamation, see the sections titled “The Business Combination Proposal,” “The Business Combination Proposal—General Description of the Business Combination Transactions—The Merger Proposal” and “The Business Combination Proposal—General Description of the Business Combination Transactions—The Amalgamation Proposal.”

Q:	What is the PIPE financing (private placement)?

A:

Concurrently with the execution and delivery of the Business Combination Agreement, PubCo, Bridgetown 2 and the PIPE Investors entered into PIPE Subscription Agreements pursuant to which the PIPE Investors have committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10 per share, for an aggregate purchase price equal to $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. Merrill Lynch (Singapore) Pte. Ltd. (“BofA Securities”), Citigroup Global Markets Inc. (“Citigroup”), KKR Capital Markets Asia Limited (“KCMA”) (an affiliate of KKR) and TPG Capital BD, LLC (“TPG Capital BD”) (an affiliate of the TPG Investor Entities) acted as placement agents to Bridgetown 2 in connection with the PIPE financing pursuant to the PIPE Subscription Agreements. Bridgetown 2’s Sponsor, directors, officers and their affiliates will not participate in the PIPE financing.

Q:	What shall be the relative equity stakes of Bridgetown 2 shareholders, the PropertyGuru shareholders and the PIPE Investors in PubCo upon completion of the Business Combination?

A:

Upon consummation of the Business Combination, PubCo shall become a new public company and PropertyGuru shall be a wholly-owned subsidiary of PubCo. The former security holders of Bridgetown 2 and PropertyGuru and the PIPE Investors shall all become security holders of PubCo.

Upon consummation of the Business Combination, assuming a March 17, 2022 Closing Date, the post-Closing share ownership of PubCo would be (i) the No Redemption Scenario; (ii) the Interim Redemption

Scenario, where Bridgetown 2 public shareholders holding any number of Class A Ordinary Shares between the No Redemption Scenario and the Maximum Redemption Scenario exercise their redemption rights and that such shares are redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, for example, where Bridgetown 2 public shareholders holding approximately 13,631,015 Class A Ordinary Shares exercise their redemption rights and such shares are redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, the aggregate redemption proceeds would amount to approximately S$185.4 million, and (iii) the Maximum Redemption Scenario, where Bridgetown 2 public shareholders holding approximately 27,262,029 Class A Ordinary Shares will exercise their redemption rights and that such shares are redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, amounting to aggregate redemption proceeds of approximately S$370.7 million.

The following table illustrates varying ownership levels in PubCo immediately following the consummation of the Business Combination based on the No Redemption Scenario, the Interim Redemption Scenario (where, for example, Bridgetown 2 public shareholders would redeem 13,631,015 Class A Ordinary Shares) and the Maximum Redemption Scenario. Regardless of the number of redeeming Bridgetown 2 shareholders, the PubCo Shares owned by non-redeeming Bridgetown 2 shareholders will have an implied value of $10.00 per share upon consummation of the Business Combination. Please see “Risk Factors—Risks Related to Redemption of Bridgetown 2 Shares—There is no guarantee that a shareholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the shareholder in a better future economic position.

Share Ownership in PubCo(1)
	Pro Forma Combined (No Redemption Scenario)	Interim Redemption Scenario	Pro Forma Combined (Maximum Redemption Scenario)
PropertyGuru Shareholders	127,723,425 (71.6%)	127,723,425 (77.6%)	127,723,425 (84.6%)
Bridgetown 2 Shareholders	29,900,000 (16.8%)	16,268,985 (9.9%)	2,637,971 (	1.7%)
Bridgetown 2 Sponsor/ Directors/Advisors	7,475,000 (4.2%)	7,475,000 (4.5%)	7,475,000 (4.9%)
PIPE Investors(2)	13,193,068 (7.4%)	13,193,068 (8.0%)	13,193,068 (8.7%)

Total	178,291,493 (100.0%)	164,660,478 (100.0%)	151,029,464 (100.0%)

(1)	For a more detailed description of share ownership upon consummation of the Business Combination, see “Beneficial Ownership of Securities.”
(2)

Includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru.

(3)

Assuming maximum redemption, 27,262,029 of the Bridgetown 2 public shares will be redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, which is derived from the number of shares that could be redeemed in connection with the Business Combination assuming i) a redemption price of $10.00 per share and ii) funds in the amount of $299,007,509 held in the Trust Account as of June 30, 2021, such that Bridgetown 2 would still satisfy the requirement to have at least $5,000,001 in net tangible assets either immediately prior to or upon consummation of the Business Combination. As of June 30, 2021, Bridgetown 2 has total assets of $300,769,537, of which $299,007,509 are investments held in the Trust Account. You should note that Bridgetown 2 will only proceed with the Business Combination if it will have net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of the Business Combination.

If the actual facts differ from these assumptions, these numbers will be different.

Pursuant to the Existing Bridgetown 2 Articles, in connection with the completion of the Business Combination, holders of Bridgetown 2 Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with the Existing Bridgetown 2 Articles. Payment for such redemptions shall come from the trust account.

Q:

How will the effective rate of underwriting discounts and commissions paid on capital raised in Bridgetown 2’s initial public offering and retained after the Business Combination be affected by redemptions?

A:

Bridgetown 2 sold 29,900,000 Bridgetown 2 Shares in its initial public offering, with investors paying $10.00 per Bridgetown 2 Share, representing gross initial public offering proceeds of $299,000,000. The underwriters in the initial public offering received $4,980,000 upon completion of the initial public offering and will receive an additional $8,715,000 upon consummation of the Business Combination, resulting in a 4.6% rate of underwriting discounts and commissions, which represents the underwriters’ total underwriting discounts and commissions as a percentage of gross initial public offering proceeds. However, to the extent there are redemptions, the effective rate of underwriting discounts and commissions paid by Bridgetown 2 and borne indirectly by its non-redeeming stockholders will be higher after taking into account proceeds used to redeem the Bridgetown 2 Shares of redeeming stockholders. For example, (i) assuming the Interim Redemption Scenario where Bridgetown 2 public shareholders would redeem 13,631,015 Class A Ordinary Shares, the effective rate of underwriting discounts and commissions paid by Bridgetown 2 will increase to 8.2% and (ii) assuming the Maximum Redemption Scenario, the effective rate of underwriting discounts and commissions paid by Bridgetown 2 will increase to 46.4%.

Q:	What are the U.S. Federal income tax consequences of the Business Combination to U.S. holders of Bridgetown 2 Shares?

A:

Certain material U.S. federal income tax considerations that may be relevant to you in respect of the Business Combination are discussed in more detail in the section titled “Material Tax Considerations—United States Federal Income Tax Considerations.” The discussion of the U.S. federal income tax consequences contained in this proxy statement/prospectus is intended to provide only a general discussion and is not a complete analysis or description of all of the U.S. federal income tax considerations that are applicable to you in respect of the Business Combination, nor does it address any tax considerations arising under U.S. state or local or non-U.S. tax laws. You are urged to consult your tax advisors regarding the tax consequences of the Business Combination.

Q:	What are the U.S. federal income tax consequences of exercising my redemption rights?

A:

The receipt of cash by a U.S. holder of Bridgetown 2 Shares in redemption of such shares will be a taxable transaction for U.S. federal income tax purposes. Please see the section entitled “Material Tax Considerations—United States Federal Income Tax Considerations—Effects to U.S. Holders of Exercising Redemption Rights” for additional information. You are urged to consult your tax advisors regarding the tax consequences of exercising your redemption rights.

Q:	What conditions must be satisfied to complete the Business Combination?

A:	There are a number of closing conditions to the Business Combination, including, but not limited to, the following:

•	the effectiveness of this Form F-4 and the absence of any issued or pending stop order by the SEC;

•

approval of the Business Combination Proposal by way of ordinary resolution and the Merger Proposal and the Governing Documents Proposal by way of special resolution by the Bridgetown 2 shareholders, and the approval of the Amalgamation, the Business Combination and the transactions contemplated thereby by the PropertyGuru shareholders;

•

the accuracy of certain representations and warranties made by PropertyGuru, except (subject to certain exceptions) where the failure of such representations and warranties to be accurate would not reasonably be expected to have a PropertyGuru Material Adverse Effect;

•	receipt of approval for PubCo Ordinary Shares to be listed on the NYSE, subject only to official notice of issuance;

•

no objection be raised or any such objection which has been raised be addressed such that no member or creditor of PropertyGuru or Amalgamation Sub, or other person to whom PropertyGuru or Amalgamation Sub is under an obligation, would have the ability to delay or prevent the consummation of the Business Combination; and

•

the absence of any law (whether temporary, preliminary or permanent) or governmental order then in effect and which has the effect of making the Merger Closing or the Closing illegal or which otherwise prevents or prohibits the consummation of the Merger Closing or the Closing (any of the foregoing, a “restraint”), other than any such restraint that is immaterial.

For a summary of all of the conditions that must be satisfied or waived prior to completion of the Business Combination, see the section entitled “The Business Combination Proposal—The Business Combination Agreement.”

Q:	How many votes do I have at the Extraordinary General Meeting?

A:

Bridgetown 2 shareholders are entitled to one vote at the Extraordinary General Meeting for each Bridgetown 2 Share held of record as of February 3, 2022, the record date for the Extraordinary General Meeting (the “record date”). As of the close of business on the record date, there were 37,375,000 Bridgetown 2 Shares outstanding. This includes 29,900,000 Bridgetown 2 Class A Ordinary Shares and 7,475,000 Bridgetown 2 Class B Ordinary Shares.

Q:	What vote is required to approve the proposals presented at the Extraordinary General Meeting?

A:	The following votes are required for each proposal at the Extraordinary General Meeting:

•

Business Combination Proposal—The approval of the Business Combination Proposal will require an ordinary resolution as defined in Bridgetown 2’s memorandum and articles of association, which means a resolution passed by a simple majority of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

•

Merger Proposal—The authorization of the Merger Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

•

Governing Documents Proposal—The approval of the four separate proposals relating to the material differences between the Existing Bridgetown 2 Articles and the Amended PubCoArticles (which are summarized more fully in the section titled “The Governing Documents Proposal”) will require a special resolution, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

•

Adjournment Proposal—The approval of the Adjournment Proposal will require the consent of the meeting, which means a simple majority of the votes which are cast by those shareholders of Bridgetown 2 who are present, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

For purposes of the Extraordinary General Meeting, an abstention occurs when a shareholder attends the meeting and does not vote or returns a proxy with an “abstain” vote.

If you are a Bridgetown 2 shareholder that attends the Extraordinary General Meeting and fails to vote on the Business Combination, Merger, Governing Documents or Adjournment Proposals, or if you respond to such proposals with an “abstain” vote, your failure to vote or “abstain” vote in each case will have no effect on the vote count for such proposals.

Q:	What constitutes a quorum at the Extraordinary General Meeting?

A:

A quorum shall be present at the Extraordinary General Meeting if the holders of a majority of the issued and outstanding Bridgetown 2 Shares entitled to vote at the Extraordinary General Meeting are present in person or by proxy. If a quorum is not present within half an hour from the time appointed for the Extraordinary General Meeting to commence, the meeting shall stand adjourned to the same day in the next week at the same time and/or place or to such other day, time and/or place as the directors of Bridgetown 2 may determine.

As of the record date, 18,687,501 Bridgetown 2 Shares would be required to achieve a quorum.

Q:	How do the insiders of Bridgetown 2 intend to vote on the proposals?

A:

The Sponsor and certain directors and advisors and affiliates of Bridgetown 2 to whom the Sponsor transferred Bridgetown 2 Shares beneficially own and are entitled to vote an aggregate of approximately 20% of the outstanding Bridgetown 2 Shares. These parties are required by certain agreements to vote their securities in favor of the Business Combination Proposal, in favor of the Merger Proposal, in favor of the Governing Documents Proposal and in favor of the Adjournment Proposal, if presented at the meeting. As a result, in addition to shares held by these parties, (i) assuming all Bridgetown 2 Shares are voted, Bridgetown 2 would need 37.5% of the outstanding Bridgetown 2 Shares to vote in favor to have the Business Combination Proposal approved, 58.33% of the outstanding Bridgetown 2 Shares to vote in favor have the Merger Proposal approved and 58.33% of the outstanding Bridgetown 2 Shares to vote in favor to have the Governing Documents Proposal approved; and (ii) assuming only the minimum of Bridgetown 2 Shares representing a quorum are voted, Bridgetown 2 would need 6.25% of the outstanding Bridgetown 2 Shares to vote in favor to have the Business Combination Proposal approved, 16.67% of the outstanding Bridgetown 2 Shares to vote in favor to have the Merger Proposal approved and 16.67% of the outstanding Bridgetown 2 Shares to vote in favor have the Governing Documents Proposal approved.

Q:	What interests do Bridgetown 2’s Directors and Officers have in the Business Combination?

A:

When considering Bridgetown 2 Board’s recommendation to vote in favor of approving the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, Bridgetown 2 shareholders should keep in mind that the Sponsor and Bridgetown 2’s directors and executive officers, have interests in such proposals that are different from, or in addition to (and which may conflict with), those of Bridgetown 2 shareholders. These interests include, among other things, the interests listed below:

•

the fact that the Sponsor and Bridgetown 2’s directors and certain other advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Class B Ordinary Shares have agreed not to redeem any Bridgetown 2 Class B Ordinary Shares held by them in connection with a shareholder vote to approve the proposed Business Combination;

•

the fact that the Sponsor paid an aggregate of $25,000 for the 7,475,000 Bridgetown 2 Class B Ordinary Shares currently owned by the Sponsor, its directors and certain other advisors and/or affiliates of the Sponsor to whom the Sponsor has transferred Bridgetown 2 Class B Ordinary Shares and such securities are expected to have a significantly higher value after the Business Combination. As of February 11, 2022, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $368,330,625, based upon a closing price of $9.855 per public share on Nasdaq (and will have zero value if neither this Business Combination nor any other business combination is completed on or before the Final Redemption Date);

•

the fact that the Sponsor paid $6,480,000 to purchase an aggregate of 12,960,000 private placement warrants at a price of $0.50 per private placement warrant, each exercisable to purchase one Bridgetown 2 Class A Ordinary Share at $11.50, subject to adjustment, and those warrants would be worthless—and the entire $6,480,000 warrant investment would be lost—if a Business Combination is not consummated by the Final Redemption Date. Unlike many other special purpose acquisition companies, Bridgetown 2 has not issued any warrants to its public shareholders in connection with its IPO, and as such there is currently no public market for Bridgetown 2 Warrants. As of September 30, 2021, the estimated fair value of the private placement warrants was $9,460,800 (based on the unaudited condensed financial statements of Bridgetown 2 as of September 30, 2021, prepared in accordance with U.S. GAAP);

•

the fact that given the very low purchase price (of $25,000 in aggregate) that the Sponsor paid for the Bridgetown 2 Class B Ordinary Shares as compared to the price of the Bridgetown 2 Shares sold in Bridgetown 2’s IPO and the substantial number of shares of PubCo Ordinary Shares that Sponsor will receive upon conversion of the Bridgetown 2 Class B Ordinary Shares in connection with the Business Combination, the Sponsor and its affiliates may earn a positive rate of return on their investment even if the PubCo Ordinary Shares trade below the price initially paid for the Bridgetown 2 Shares in the Bridgetown 2 IPO and the Bridgetown 2 public shareholders experience a negative rate of return following the completion of the Business Combination;

•

the fact that the Sponsor, Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their rights to liquidating distributions from the trust account with respect to any Bridgetown 2 Shares (other than public shares) held by them if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date. As a result of waiving liquidating distributions, if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date, the Sponsor would lose $6,480,000 for the purchase of private placement warrants, and $25,000 for the purchase of the Bridgetown 2 Class B Ordinary Shares, and members of Bridgetown 2’s management team would not incur any loss of investment as the Bridgetown 2 Class B Ordinary Shares held by them were transferred to them by the Sponsor for no consideration;

•

the fact that Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their redemption rights with respect to the Bridgetown 2 Shares (other than public shares) held by them for no consideration;

•

the fact that, with respect to redemptions, holders of Bridgetown 2 Class B Ordinary Shares may have different incentives than holders of Bridgetown 2 Class A Ordinary Shares with respect to the completion of any proposed business combination and/or the exercise of a right to redeem. In particular, holders of Bridgetown 2 Class B Ordinary Shares are not entitled to participate in any redemption with respect to such shares. The value of the Bridgetown 2 Class B Ordinary Shares is dependent on the consummation of a business combination. In the event no business combination is consummated, the Bridgetown 2 Class B Ordinary Shares would be rendered valueless. Holders of Bridgetown 2 Class A Ordinary Shares, on the other hand, will ultimately be entitled to exercise redemption rights and receive the value of their redeemed shares even if a business combination is not completed. Therefore, the interests of holders of Bridgetown 2 Class A Ordinary Shares and Bridgetown 2 Class B Ordinary Shares may not be aligned. Holders of Bridgetown 2 Class A Ordinary Shares should form their own independent views as to whether or not to redeem or whether or not to vote in favor of the business combination;

•

the fact that pursuant to the Registration Rights Agreement, the Sponsor can demand that PubCo register its registrable securities under certain circumstances and will also have piggyback registration rights for these securities in connection with certain registrations of securities that PubCo undertakes;

•

the continued indemnification of Bridgetown 2’s directors and officers and the continuation of Bridgetown 2’s directors’ and officers’ liability insurance after the Business Combination (i.e. a “tail policy”);

•

the fact that the Sponsor and Bridgetown 2’s officers and directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares will lose their entire investment in Bridgetown 2 and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the Final Redemption Date;

•

the fact that the total value of loans and advances due by Bridgetown 2 to the Sponsor as of September 30, 2021 is the sum of a promissory note in the amount of $300,000 and relevant out-of-pocket expenses currently estimated at approximately $3.4 million paid or to be paid in connection with the Business Combination, which would be reimbursed upon Bridgetown 2’s completion of an initial business combination;

•

the fact that if the trust account is liquidated, including in the event Bridgetown 2 is unable to complete an initial business combination by the Final Redemption Date, the Sponsor has agreed to indemnify Bridgetown 2 to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which Bridgetown 2 has entered into a letter of intent, confidentiality or other similar agreement or a business combination agreement or claims of any third party for services rendered or products sold to Bridgetown 2, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•

the fact that the Sponsor (including its representatives and affiliates) and Bridgetown 2’s directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to Bridgetown 2. For example, in October 2020, affiliates of the Sponsor and Bridgetown 2’s officers launched another blank check company, Bridgetown 1, which has the same directors and officers as Bridgetown 2. Affiliates of the Sponsor and Bridgetown 2’s officers are also in the process of launching another blank check company, Bridgetown 3, which has some of the same directors and the same chief executive officer as Bridgetown 2. The Sponsor and Bridgetown 2’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to completing the Business Combination. Accordingly, if any of Bridgetown 2’s officers or directors becomes aware of a business combination opportunity that is suitable for an entity to which he or she has then current fiduciary or contractual obligations (including Bridgetown 1 and Bridgetown 3), he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law.

Q:	I am a Bridgetown 2 shareholder. Do I have redemption rights?

A:

Yes. Pursuant to the Existing Bridgetown 2 Articles, in connection with the completion of the Business Combination, holders of Bridgetown 2 Shares may elect to have their shares redeemed for cash at the applicable redemption price per share calculated in accordance with the Existing Bridgetown 2 Articles. For illustrative purposes, as of September 1, 2021, this would have amounted to approximately $10.00 per share less any owed but unpaid taxes on the funds in the trust account. There are currently no owed but unpaid income taxes on the funds in the trust account. However, the proceeds deposited in the trust account could become subject to the claims of Bridgetown 2’s creditors, if any, which would have priority over the claims of Bridgetown 2 shareholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally expected due to such claims. It is expected that the funds to be distributed to Bridgetown 2 shareholders electing to redeem their shares shall be distributed promptly after the consummation of the Business Combination. If a holder exercises its redemption rights, then such holder shall be exchanging its Bridgetown 2 Shares for cash. Such a holder shall be entitled to receive cash for its Bridgetown 2 Shares only if it properly demands redemption and delivers its shares (either physically or electronically) to Bridgetown 2’s transfer agent, Continental, two business days prior to the Extraordinary

General Meeting. A holder of Bridgetown 2 Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), may not seek to have more than 15% of the aggregate shares redeemed without the consent of Bridgetown 2. The Existing Bridgetown 2 Articles provide that the Business Combination shall not be consummated if, upon the consummation of the Business Combination, Bridgetown 2 does not have at least $5,000,001 in net tangible assets after giving effect to the payment of amounts that Bridgetown 2 shall be required to pay to redeeming shareholders upon consummation of the Business Combination. See the section titled “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:

No. You may exercise your redemption rights regardless of whether you vote or, if you vote, irrespective of whether you vote “FOR” or “AGAINST” the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal or the Adjournment Proposal. As a result, the Business Combination Agreement can be approved by shareholders who shall redeem their shares and no longer remain shareholders, leaving shareholders who choose not to redeem their shares holding shares in a company with a potentially less liquid trading market for its stock, fewer shareholders and the potential inability to meet the NYSE listing standards. See also “What shall be the relative equity stakes of Bridgetown 2 shareholders, the PropertyGuru shareholders and the PIPE Investors in PubCo upon completion of the Business Combination?”

Q:	How do I exercise my redemption rights?

A:	If you are a Bridgetown 2 shareholder and wish to exercise your right to have your Bridgetown 2 Shares redeemed, you must:

•

submit a written request to Continental, Bridgetown 2’s transfer agent, in which you (i) request that Bridgetown 2 redeem all or a portion of your Bridgetown 2 Shares for cash and (ii) identify yourself as the beneficial holder of the Bridgetown 2 Shares and provide your legal name, phone number and address; and

•

deliver your share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2’s transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders must complete the procedures for electing to redeem their shares in the manner described above prior to 5:00 PM, Eastern time, on March 11, 2022, two business days before the scheduled Extraordinary General Meeting in order for their shares to be redeemed.

The address of Continental, Bridgetown 2’s transfer agent, is listed under the question “Who can help answer my questions?” below.

If a public Bridgetown 2 shareholder properly exercises its right to redeem all or a portion of the public shares that it holds and timely delivers its share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2 will redeem such public shares for a per share price, payable in cash, equal to the pro rata portion of the amount on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to Bridgetown 2. For illustrative purposes, as of September 1, 2021, this would have amounted to approximately $10.00 per issued and outstanding share less any owed but unpaid taxes on the funds in the trust account. There are currently no owed but unpaid income taxes on the funds in the trust account. However, the proceeds deposited in the trust account could become subject to the claims of Bridgetown 2’s creditors, if any, which would have priority over the claims of Bridgetown 2 shareholders. Therefore, the per share distribution from the trust account in such a situation may be less than originally expected due to such claims. It is expected that the funds to be distributed to Bridgetown 2 shareholders electing to redeem their shares shall be distributed promptly after the consummation of the Business Combination.

A holder of Bridgetown 2 Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), may not seek to have more than 15% of the aggregate shares redeemed without the consent of Bridgetown 2. Under the Existing Bridgetown 2 Articles, the Business Combination may not be consummated if Bridgetown 2 has net tangible assets of less than $5,000,001 either immediately prior to or upon consummation of the Business Combination after taking into account the redemption for cash of all public shares properly demanded to be redeemed by holders of Bridgetown 2 Shares.

Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted to Bridgetown 2 unless the Board of Directors of Bridgetown 2 determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may or may not do in whole or in part).

Any corrected or changed written exercise of redemption rights must be received by Continental, Bridgetown 2’s transfer agent, prior to the vote taken on the Business Combination Proposal at the Extraordinary General Meeting. No request for redemption shall be honored unless the holder’s share certificates (if any) and other redemption forms (as applicable) have been delivered (either physically or electronically) to Continental, at least two business days prior to the vote at the Extraordinary General Meeting.

If you exercise your redemption rights, then you shall be exchanging your Bridgetown 2 Shares share certificates (if any) for cash and shall not be entitled to PubCo Ordinary Shares upon consummation of the Business Combination.

See the section titled “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Q:

What happens if a substantial number of Bridgetown 2 shareholders vote in favor of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal and exercise their redemption rights?

A:

Bridgetown 2 shareholders may vote in favor of the Business Combination, the Merger Proposal and the Governing Documents Proposal and exercise their redemption rights. Accordingly, the Business Combination may be consummated even though the funds available from the trust account and the number of Bridgetown 2 shareholders are substantially reduced as a result of redemption by Bridgetown 2 shareholders. The Existing Bridgetown 2 Articles provide that the Business Combination shall not be consummated if, upon the consummation of the Business Combination, Bridgetown 2 does not have at least $5,000,001 in net tangible assets after giving effect to the payment of amounts that Bridgetown 2 shall be required to pay to redeeming shareholders upon consummation of the Business Combination. However, pursuant to the Sponsor Support Agreement, the Sponsor has agreed not to redeem its shares. In the event of significant redemptions, with fewer shares and fewer Bridgetown 2 shareholders, the trading market for PubCo Ordinary Shares may be less liquid than the market for Bridgetown 2 Shares was prior to the Business Combination. In addition, in the event of significant redemptions, PubCo may not be able to meet the NYSE listing standards. It is a condition to consummation of the Business Combination in the Business Combination Agreement that the PubCo Ordinary Shares to be issued in connection with the Business Combination shall have been approved for listing on the NYSE, subject only to official notice of issuance thereof. PubCo and Bridgetown 2 have certain obligations in the Business Combination Agreement to use reasonable best efforts in connection with the Business Combination, including with respect to satisfying the NYSE listing condition.

Q:	Do I have appraisal or dissenters’ rights if I object to the proposed Business Combination?

A:

Public Bridgetown 2 shareholders who hold Bridgetown 2 Class A Ordinary Shares do not have appraisal or dissenters’ rights in connection with the Business Combination under the laws of the Cayman Islands. Although under the Cayman Islands Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger, dissenters’ rights will not be available under the Cayman Islands Companies Act in respect of Bridgetown 2 Class A Ordinary Shares if an open market for such class of shares exists on a recognized stock exchange (which includes Nasdaq and NYSE) for a specified period after the Merger is authorized. Under the terms of the Business Combination Agreement, if any Bridgetown 2 shareholder gives written objection to the Merger pursuant to the Cayman Islands Companies Act, the closing of the Merger may be deferred until such specified period has elapsed. Therefore, no dissenters’ rights will be available under the Merger in respect of the Bridgetown 2 Class A Ordinary Shares; however, holders have a redemption right as further described in this proxy statement/prospectus. See “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Q:	What happens to the funds deposited in the trust account after consummation of the Business Combination?

A:

Of the net proceeds of Bridgetown 2’s IPO (including the net proceeds of the underwriters’ exercise of their over-allotment option) and simultaneous private placements, a total of $299 million was placed in the trust account immediately following the IPO. After consummation of the Business Combination, the funds in the trust account shall be released to pay holders of the Bridgetown 2 Shares who exercise redemption rights and to pay fees and expenses incurred in connection with the Business Combination with PropertyGuru (including fees of an aggregate of approximately $8,715,000 to certain underwriters in connection with the IPO). Any remaining funds shall remain on the balance sheet of PubCo after Closing in order to fund PropertyGuru’s existing operations and support new and existing growth initiatives.

Q:	What happens if the Business Combination is not consummated?

A:

If Bridgetown 2 does not complete the Business Combination with PropertyGuru (or another initial business combination) by January 28, 2023 (or such later date as may be approved by Bridgetown 2 shareholders) (such date the “Final Redemption Date”), Bridgetown 2 must redeem 100% of the public shares, at a per-share price, payable in cash, equal to the amount then held in the trust account (net of taxes payable and less up to $100,000 of interest to pay dissolution expenses) divided by the number of then-outstanding public shares.

Q:	When do you expect the Business Combination to be completed?

A:

The Business Combination is expected to be consummated promptly following the satisfaction, or waiver, of the conditions precedent to Closing set forth in the Business Combination Agreement, including the approval of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal by the holders of Bridgetown 2 Shares. For a description of the conditions for the completion of the Business Combination, see the section entitled “The Business Combination Proposal—The Business Combination Agreement—Conditions to Closing.” However, there can be no assurance that such conditions will be satisfied or waived or that the Business Combination will occur.

Q:	What else do I need to do now?

A:

Bridgetown 2 urges you to read carefully and consider the information contained in this proxy statement/prospectus, including the annexes, and to consider how the Business Combination shall affect you as a shareholder of Bridgetown 2. Shareholders should then vote as soon as possible in accordance with the instructions provided in this proxy statement/prospectus and on the enclosed proxy card.

Q:	How do I attend the Extraordinary General Meeting?

A:

The Extraordinary General Meeting shall be held at 10:00 AM Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually at https://www.cstproxy.com/bridgetown2holdings/2022. If you are a holder of record of Bridgetown 2 Shares on the record date, you shall be able to attend the Extraordinary

General Meeting online and vote during the Extraordinary General Meeting and examine the list of holders of record of Bridgetown 2 Shares by visiting https://www.cstproxy.com/bridgetown2holdings/2022 and entering the control number on your proxy card, voting instruction form or notice included in your proxy materials. You may also attend the meeting telephonically by dialing +1 800-450-7155 (within the U.S. and Canada, toll-free) or +1 857-999-9155 (outside of the U.S. and Canada, standard rates apply). The passcode for telephone access is 4696960#, but please note that you will not be able to vote or ask questions if you choose to participate telephonically. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing.

Q:	How do I vote?

A:

If you are a holder of record of Bridgetown 2 Shares on the record date, you may vote remotely at the Extraordinary General Meeting or by submitting a proxy for the Extraordinary General Meeting. The Extraordinary General Meeting shall be held at 10:00 AM Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually via live webcast at https://www.cstproxy.com/bridgetown2holdings/2022. You shall be able to attend the Extraordinary General Meeting online and vote during the Extraordinary General Meeting by visiting https://www.cstproxy.com/bridgetown2holdings/2022 and entering the control number on your proxy card, voting instruction form or notice included in your proxy materials. Please note that you will not be able to vote or ask questions if you choose to participate telephonically. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote remotely, obtain a proxy from your broker, bank or nominee and a control number from Continental, available once you have received your proxy by emailing proxy@continentalstock.com.

Q:	If my shares are held in “street name,” will my broker, bank or nominee automatically vote my shares for me?

A:

No. As disclosed in this proxy statement/prospectus, your broker, bank or nominee cannot vote your shares on the Business Combination Proposal, the Merger Proposal or the Governing Documents Proposal unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. If you are a Bridgetown 2 shareholder holding your shares in “street name” and you do not instruct your broker, bank or other nominee on how to vote your shares, your broker, bank or other nominee will not vote your shares on the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal or the Adjournment Proposal. Such abstentions and broker non-votes will have no effect on the vote count for any of the Proposals.

Q:	May I change my vote after I have mailed my signed proxy card?

A:

Yes. Shareholders may send a later-dated, signed proxy card to Continental at the address set forth below so that it is received by Continental prior to the vote at the Extraordinary General Meeting or attend the Extraordinary General Meeting by visiting https://www.cstproxy.com/bridgetown2holdings/2022, entering the control number on your proxy card and voting. Shareholders may also revoke their proxy by sending a notice of revocation to Continental, which must be received by Continental prior to the vote at the Extraordinary General Meeting.

Q:	What happens if I fail to take any action with respect to the Extraordinary General Meeting?

A:

If you fail to take any action with respect to the Extraordinary General Meeting (or the related redemption of your shares) and the Business Combination is approved by shareholders and consummated, you shall become a shareholder of PubCo. If you fail to take any action with respect to the Extraordinary General Meeting and the Business Combination is not approved, you shall continue to be a shareholder of Bridgetown 2.

Q:	What should I do if I receive more than one set of voting materials?

A:

Shareholders may receive more than one set of voting materials, including multiple copies of this proxy statement/prospectus and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you shall receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you shall receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Bridgetown 2 Shares.

Q:	What happens if I sell my Bridgetown 2 Shares before the Extraordinary General Meeting?

A:

The record date for the Extraordinary General Meeting is earlier than the date of the Extraordinary General Meeting and earlier than the date the Business Combination is expected to be completed. If you transfer your shares after the applicable record date, but before the Extraordinary General Meeting date, unless you grant a proxy to the transferee, you shall retain your right to vote at the Extraordinary General Meeting.

Q:	Who will solicit and pay the cost of soliciting proxies for the Extraordinary General Meeting?

A:

Bridgetown 2 will pay the cost of soliciting proxies for the Extraordinary General Meeting. Bridgetown 2 has engaged Morrow Sodali LLC (“Morrow”) to assist in the solicitation of proxies for the Extraordinary General Meeting. Bridgetown 2 has agreed to pay Morrow a fixed fee of $35,000, plus disbursements, and to pay $6.50 for each holder’s proxy solicited by Morrow, to reimburse Morrow for its reasonable and documented costs and expenses and to indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Bridgetown 2 will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Bridgetown 2 Shares for their expenses in forwarding soliciting materials to beneficial owners of Bridgetown 2 Shares and in obtaining voting instructions from those owners. Bridgetown 2’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q:	Where can I find the voting results of the extraordinary general meeting?

A:

The preliminary voting results will be announced at the extraordinary general meeting. Bridgetown 2 will publish final voting results of the Extraordinary General Meeting in a Current Report on Form 8-K within four business days after the Extraordinary General Meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the proposals or if you need additional copies of this proxy statement/prospectus or the enclosed proxy card you should contact Bridgetown 2’s proxy solicitor as follows:

Morrow Sodali LLC 470 West Avenue Stamford, CT 06902 USA

Individuals call toll-free (tolls apply if calling from outside the United States): +1 (800) 662-5200 Banks and brokers call: +1 (203) 658-9400 Email: BTNB.info@investor.morrowsodali.com

To obtain timely delivery, shareholders must request the materials no later than March 8, 2022, or five business days prior to the Extraordinary General Meeting.

You may also obtain additional information about Bridgetown 2 from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

If you are a holder of Bridgetown 2 Shares and you intend to seek redemption of your shares, you shall need to deliver your shares (either physically or electronically) to Bridgetown 2’s transfer agent at the address below at least two business days prior to the Extraordinary General Meeting. If you have questions regarding the certification of your position or delivery of your shares for redemption, please contact Bridgetown 2’s transfer agent as follows:

Continental Stock Transfer & Trust Company

One State Street Plaza, 30th Floor

New York, NY 10004

Attention: Mark Zimkind

Email: mzimkind@continentalstock.com

SUMMARY OF THE PROXY STATEMENT/PROSPECTUS

This summary highlights selected information from this proxy statement/prospectus and does not contain all of the information that is important to you. To better understand the proposals to be submitted for a vote at the Extraordinary General Meeting, including the Business Combination, you should read this entire document carefully, including the Business Combination Agreement attached as Annex A to this proxy statement/prospectus. The Business Combination Agreement is the legal document that governs the Business Combination and the other transactions that shall be undertaken in connection with the Business Combination. It is also described in detail in this proxy statement/prospectus in the section entitled “The Business Combination Proposal—The Business Combination Agreement.”

The Parties to the Business Combination

PropertyGuru

PropertyGuru is the leading PropTech company in Southeast Asia, with leading Engagement Market Shares in Singapore, Vietnam, Malaysia and Thailand, based on SimilarWeb data between January 2021 and June 2021. PropertyGuru strives to be the trusted advisor to every person seeking property by making finding a home as straightforward, transparent and efficient as possible. PropertyGuru’s platforms provide: (1) online property listings to match buyers, sellers, tenants and landlords; (2) digital, marketing and sales process automation software services for developers; (3) a mortgage marketplace and brokerage; and (4) a data-provision business for consumers, agents, developers and banks.

PropertyGuru is a Singapore private company limited by shares. The mailing address of PropertyGuru’s principal executive office is Paya Lebar Quarter, 1 Paya Lebar Link, #12-01/04, Singapore 408533, and its phone number is +65 6238 5971. PropertyGuru’s corporate website address is www.propertygurugroup.com. The information contained on, or that can be accessed through, PropertyGuru’s website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus. After the consummation of the Business Combination, PropertyGuru will become a wholly-owned subsidiary of PubCo.

Bridgetown 2

Bridgetown 2 is a blank check company incorporated on June 24, 2020, as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. Based on its business activities, Bridgetown 2 is a “shell company,” as defined under the Exchange Act, because it has no operations and nominal assets consisting almost entirely of cash.

Before the completion of an initial business combination, any vacancy on the board of directors of Bridgetown 2 may be filled by a nominee chosen by holders of a majority of its founder shares. In addition, before the completion of an initial business combination, holders of a majority of Bridgetown 2’s founder shares may remove a member of the board of directors for any reason.

On January 28, 2021, Bridgetown 2 consummated its initial public offering of 29,900,000 Class A Ordinary Shares, including the exercise in full of the underwriters 45-day option to purchase up to an additional 3,900,000 Class A Ordinary Shares, at $10.00 per Class A Ordinary Share, and a private placement with the Sponsor of 12,960,000 warrants to the Sponsor at a purchase price of $0.50 per private placement warrant.

Following the closing of Bridgetown 2’s initial public offering, an amount equal to $299 million of the net proceeds from its initial public offering and the sale of the private placement warrants was placed in the trust account. The trust account may be invested only in U.S. government treasury bills with a maturity of 180 days or less or in money market funds investing solely in United States Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, which invest only in direct U.S. government obligations. As of June 30, 2021, funds in the trust account totaled $299,007,509. Except with respect to interest earned on the funds in the trust account that may be released to pay income taxes, the funds held in the trust account will not be released from the trust account (i) to Bridgetown 2, until the completion of its initial business combination, or (ii) to public Bridgetown 2 shareholders, until the earliest of (a) the completion of Bridgetown 2’s initial business combination, and then only in connection with those Bridgetown 2 Shares that such shareholders properly elected to redeem, subject to the limitations described herein, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Existing Bridgetown 2 Articles (A) to modify the substance or timing of Bridgetown 2’s obligation to provide holders of Bridgetown 2 Shares the right to have their shares redeemed in connection with Bridgetown 2’s initial business combination or to redeem 100% of Bridgetown 2’s public shares if Bridgetown 2 does not complete its initial business combination by January 28, 2023 (or such later date as may be approved by Bridgetown 2 shareholders) (such date the “Final Redemption Date”) or (B) with respect to any other provision relating to the rights of holders of Bridgetown 2 Shares, and (c) the redemption of Bridgetown 2’s public shares if it has not consummated its business combination by the Final Redemption Date, subject to applicable law.

Bridgetown 2 Class A Ordinary Shares are traded on Nasdaq under the symbol “BTNB”.

Bridgetown 2’s principal executive office is located at c/o 38/F Champion Tower, 3 Garden Road, Central, Hong Kong, and its telephone number is +852 2514 8888. Bridgetown 2’s corporate website address is https://www.bridgetownholdings.co/. Bridgetown 2’s website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement/prospectus.

PubCo

Immediately following the Business Combination, PubCo is expected to qualify as a foreign private issuer as defined in Rule 3b-4 under the Exchange Act. PubCo was incorporated on July 14, 2021, solely for the purpose of effectuating the Business Combination described herein. PubCo was incorporated under the laws of the Cayman Islands as an exempted company limited by shares. PubCo does not own any material assets and does not operate any business.

As of the consummation of the Business Combination, the number of directors of PubCo will be increased to nine, four of whom shall be independent directors. After the consummation of the Business Combination, the mailing address of PubCo will be Paya Lebar Quarter, 1 Paya Lebar Link, #12-01/04, Singapore 408533. After the consummation of the Business Combination, PubCo will become the continuing public company.

The Business Combination Proposal

On July 23, 2021, Bridgetown 2, PubCo, Amalgamation Sub and PropertyGuru entered into the Business Combination Agreement, pursuant to which, subject to the terms and conditions set forth therein, (i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company and (ii) following the Merger, Amalgamation Sub shall amalgamate with PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo. Capitalized terms in this summary of the Business Combination Proposal not otherwise defined in this proxy statement/prospectus shall have the meanings ascribed to them in the Business Combination Agreement.

The Merger

As a result of the Merger, at the Merger Effective Time, (i) all the property, rights, privileges, powers and franchises, liabilities and duties of Bridgetown 2 and PubCo shall vest in and become the assets and liabilities of PubCo as the surviving company and the separate corporate existence of Bridgetown 2 shall cease to exist, (ii) each issued and outstanding security of Bridgetown 2 immediately prior to the Merger Effective Time shall be canceled in exchange for or converted into securities of PubCo as set out below, and (iii) PubCo’s memorandum and articles of association shall be amended and restated to read in their entirety in the form attached as Exhibit C to the Business Combination Agreement.

Subject to the terms and conditions of the Business Combination Agreement, at the Merger Effective Time:

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each (i) Bridgetown 2 Class A Ordinary Share issued and outstanding immediately prior to the Merger Effective Time shall be canceled in exchange for the right to receive one PubCo Ordinary Share, and each (ii) Bridgetown 2 Class B Ordinary Share issued and outstanding immediately prior to the Merger Effective Time shall be canceled in exchange for the right to receive one PubCo Ordinary Share;

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each Bridgetown 2 Warrant outstanding immediately prior to the Merger Effective Time shall cease to be a warrant with respect to Bridgetown 2 Shares and be assumed by PubCo and converted into a warrant of PubCo to purchase one PubCo Ordinary Share, subject to substantially the same terms and conditions prior to the Merger Effective Time in accordance with the provisions of the Amended and Restated Assignment, Assumption and Amendment Agreement; and

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if there are any Bridgetown 2 Shares that are owned by Bridgetown 2 as treasury shares or owned by any direct or indirect subsidiary of Bridgetown 2 immediately prior to the Merger Effective Time, such Bridgetown 2 Shares shall be canceled for no consideration.

For more information on the Merger and the Merger Proposal, see the sections titled “The Business Combination Proposal—The Business Combination Agreement—General Description of the Business Combination Transactions—The Merger” and “The Merger Proposal.”

The Amalgamation

Following the Merger, subject to the terms and conditions set forth in the Business Combination Agreement, as a result of the Amalgamation, at the Amalgamation Effective Time (i) each issued and outstanding security of PropertyGuru immediately prior to the Amalgamation Effective Time shall be canceled in exchange for or converted into securities of PubCo as set out below, (ii) each share of Amalgamation Sub issued and outstanding immediately prior to the Amalgamation Effective Time shall automatically be converted into one ordinary share of the surviving company and (iii) the board of directors and officers of Amalgamation Sub shall cease to hold office, and the board of directors and officers of PropertyGuru shall be as determined by PropertyGuru and (iv) PubCo’s constitution shall be the constitution set out in the amalgamation proposal to be lodged with ACRA (the “Amalgamation Proposal”), until thereafter amended as provided therein and under the Singapore Companies Act.

Subject to the terms and conditions of the Business Combination Agreement, at the Amalgamation Effective Time:

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each PropertyGuru Share issued and outstanding immediately prior to the Amalgamation Effective Time shall be canceled in exchange for the right to receive such number of newly issued PubCo Ordinary Shares that is equal to the Exchange Ratio;

•	separately from the Amalgamation but as of the Amalgamation Effective Time, each PropertyGuru Restricted Stock Unit Award outstanding immediately prior to the Amalgamation Effective Time shall be assumed by PubCo and converted into an award of restricted share units of PubCo representing the right to receive PubCo Ordinary Shares equal to (i) the number of PropertyGuru Shares subject to the PropertyGuru Restricted Stock award immediately before the Amalgamation Effective Time multiplied by (ii) the Exchange Ratio (such product rounded down to the nearest whole number), and otherwise, shall be subject to substantially the same terms and conditions as were applicable to such PropertyGuru Restricted Stock Unit Award immediately prior to the Amalgamation Effective Time;

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separately from the Amalgamation but as of the Amalgamation Effective Time, each PropertyGuru Option outstanding immediately prior to the Amalgamation Effective Time, whether vested or unvested, shall be automatically assumed by PubCo and converted into an option of PubCo to purchase PubCo Ordinary Shares. Each assumed PropertyGuru Option shall be subject to substantially the same terms and conditions as were applicable to such PropertyGuru Option immediately prior to the Amalgamation Effective Time, except that (A) each assumed PropertyGuru Option shall be exercisable for that number of PubCo Ordinary Shares equal to (i) the number of PropertyGuru Shares subject to such PropertyGuru Option immediately prior to the Amalgamation Effective Time multiplied by (ii) the Exchange Ratio (such product rounded down to the nearest whole number), and (B) the per share exercise price for each PubCo Ordinary Share issuable upon exercise of the assumed PropertyGuru Option shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (y) the exercise price per PropertyGuru Share immediately prior to the Amalgamation Effective Time by (z) the Exchange Ratio, subject to certain conditions;

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separately from the Amalgamation but as of the Amalgamation Effective Time, all PropertyGuru Warrants outstanding immediately prior to the Amalgamation Effective Time shall cease to be warrants with respect to PropertyGuru Shares and be assumed by PubCo and converted into a warrant to be issued by PubCo to purchase 4,043,411 PubCo Ordinary Shares at a price of $6.92 per share, subject to certain adjustments set forth in the Novation, Assumption and Amendment Agreement;

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each Amalgamation Sub share issued and outstanding immediately prior to the Amalgamation Effective Time shall be automatically converted pursuant to the Amalgamation into one ordinary share of the surviving company and, accordingly, PubCo shall become, pursuant to the Amalgamation, the holder of all PropertyGuru Shares.

For more information on the Amalgamation and the Business Combination Proposal, see the section titled “The Business Combination Proposal—The Business Combination Agreement—General Description of the Business Combination Transactions—The Amalgamation.”

Conditions to Closing

In addition to the approval of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, unless waived by the parties to the Business Combination Agreement, the closing of the Business Combination is subject to a number of conditions set forth in the Business Combination Agreement. For more information about the closing conditions to the Business Combination, see the section titled “The Business Combination Proposal—The Business Combination Agreement—Conditions to Closing.”

Related Agreements

PIPE Financing (Private Placement)

Substantially concurrently with the execution of the Business Combination Agreement, (i) PubCo, Bridgetown 2 and the PIPE Investors entered into PIPE Subscription Agreements pursuant to which the PIPE Investors have committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10 per share, for an aggregate purchase price equal to $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. For more information, see the section titled “The Business Combination Proposal—Related Agreements.” BofA Securities, Citigroup, KCMA (an affiliate of KKR) and TPG Capital BD (an affiliate of the TPG Investor Entities) acted as placement agents to Bridgetown 2 in connection with the PIPE financing pursuant to the PIPE Subscription Agreements.

PropertyGuru Voting, Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo, PropertyGuru and certain shareholders of PropertyGuru entered into a voting support and lock-up agreement (the “PropertyGuru Shareholder Support Agreement”). For more information, see the section titled “The Business Combination Proposal—Related Agreements.”

Sponsor Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, the Sponsor, PubCo and PropertyGuru entered into a voting support and lock-up agreement “Sponsor Support Agreement”). For more information, see the section titled “The Business Combination Proposal—Related Agreements.”

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo, the Sponsor, certain directors and advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares, certain shareholders of Bridgetown 2 affiliated with the Sponsor, and certain shareholders of PropertyGuru (the “PropertyGuru Holders”) entered into a registration rights agreement (the “Registration Rights Agreement”), to be effective upon the closing of the Business Combination pursuant to which, among other things, PubCo will agree to undertake certain resale shelf registration obligations in accordance with the U.S. Securities Act of 1933, as amended (the “Securities Act”) and the Sponsor and certain PropertyGuru Holders have been granted certain demand and piggyback registration rights. Additionally, PubCo may enter into other registration rights agreements from time to time. See “Shares Eligible for Future Sale—Registration Rights.”

Amended and Restated Assignment, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo and Continental Stock Transfer & Trust Company (“Continental”) entered into the Assignment, Assumption and Amendment Agreement and amended the Existing Warrant Agreement, pursuant to which, among other things, Bridgetown 2 assigned all of its rights, interests and obligations in the Existing Warrant Agreement to PubCo effective upon the Merger Closing, and PubCo assumed the warrants provided for under the Existing Warrant Agreement. This agreement was amended by the Amended and Restated Assignment, Assumption and Amendment Agreement on December 1, 2021 to remove Continental as a party.

Novation, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, PropertyGuru, PubCo and KKR Investor entered into the Novation, Assumption and Amendment Agreement and amended the PropertyGuru Warrant Instrument, pursuant to which, among other things, PubCo assumed all of PropertyGuru’s obligations and responsibilities pursuant to or in connection with the PropertyGuru Warrant Instrument.

For more information, see the section titled “The Business Combination Proposal—Related Agreements.”

Bridgetown 2’s Board of Directors’ Reasons for the Approval of the Business Combination

Bridgetown 2 was formed to complete a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more business entities. As described above, the Bridgetown 2 Board (the “Bridgetown 2 Board”) sought to do so by using the networks and industry experience of both the Sponsor, the Bridgetown 2 Board, and Bridgetown 2 management to identify and acquire one or more businesses.

In evaluating the transaction with PropertyGuru, the Bridgetown 2 Board consulted with its legal counsel and accounting and other advisors and considered a number of factors. In particular, the Bridgetown 2 Board considered, among other things, the following factors, although not weighted or in any order of significance:

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PropertyGuru satisfies a number of acquisition criteria that Bridgetown 2 had established to evaluate prospective business combination targets. The Bridgetown 2 Board determined that PropertyGuru satisfies a number of the criteria and guidelines that Bridgetown 2 established at its initial public offering, including (i) operating in a large and growing total-addressable market, (ii) having leading market positions in respective industries and markets, (iii) having potential to deliver sustainable long-term top-line growth, (iv) operating in Southeast Asia and (v) providing an opportunity to partner with a world-class management team capable of scaling a business around the globe.

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Favorable Prospects for Future Growth and Financial Performance. Current information and forecast projections from Bridgetown 2 and PropertyGuru’s management are favorable regarding (i) PropertyGuru’s business, prospects, financial condition, operations, technology, products, offerings, management, competitive position, and strategic business goals and objectives, (ii) general economic, industry, regulatory, and financial market conditions, and (iii) opportunities and competitive factors within PropertyGuru’s industry.

•	Large and Growing Total-Addressable Market. Southeast Asia is one of the fastest growing digital economies in the world, with a population approximately twice the size of the United States.

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Compelling Valuation. The implied pro forma enterprise value in connection with the Business Combination of approximately $1.35 billion, which the Bridgetown 2 Board believes represents an attractive valuation relative to selected comparable companies in analogous PropTech markets, including REA Group, Rightmove and Scout24. The public trading market valuations of these comparable companies implied 2022 projected multiples of enterprise value to sales of 18.3x, 18.0x and 14.1x, respectively, based on publicly available market data as of June 25, 2021. While there is no direct comparable company with leading market share across Southeast Asia, the Bridgetown 2 Board focused most closely on REA Group and Scout24 for the comparable companies analysis (to the exclusion of other companies which were comparable on a segment-only basis) because REA Group and Scout24 are leading platforms with similar operating profiles within the global PropTech landscape. Given PropertyGuru’s overall 2022 projected multiples of enterprise value to sales (12.4x) was in line with REA Group (18.3x) and Scout24 (14.1x) despite being projected to grow faster, the Bridgetown 2 Board believed the comparable companies analysis supported the valuation; however, given that none of the selected companies is exactly the same as PropertyGuru, the Bridgetown 2 Board believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the comparable companies analysis. Accordingly, the Bridgetown 2 Board also made qualitative judgments, based on its experience and judgment, concerning differences between the operational, business and financial characteristics of PropertyGuru and the selected companies that could affect the public trading values of each in order to provide a more holistic context in which to consider the results of the quantitative analysis.

•	Best Available Opportunity. The Bridgetown 2 Board determined, after a thorough review of other business combination opportunities reasonably available to Bridgetown 2, that the proposed Business

Combination represents the best potential business combination for Bridgetown 2 based upon the process utilized to evaluate and assess other potential acquisition targets, and the Bridgetown 2 Board’s belief that such processes had not presented a better alternative.

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Experienced, Proven, and Committed Management Team. The Bridgetown 2 Board considered the fact that PubCo will be led by PropertyGuru’s existing management team, which has a proven track record of operational excellence, financial performance, growth, and innovation.

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Continued Significant Ownership by PropertyGuru Existing Shareholders. The Bridgetown 2 Board considered that PropertyGuru’s existing equity holders would be receiving a significant number of PubCo Ordinary Shares in the proposed Business Combination and that certain PropertyGuru shareholders are “rolling over” their existing equity interests of PropertyGuru into equity interests in PubCo and are also agreeing to be subject to a “lock-up” of 180 days following the Closing. The current PropertyGuru shareholders are expected to hold approximately 71.6% of the pro forma ownership of the combined company after Closing, assuming none of Bridgetown 2’s public shareholders exercise their redemption rights in connection with the Business Combination and excluding REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. If the actual facts are different from these assumptions, the percentage ownership retained by PropertyGuru’s existing shareholders in the combined company will be different.

•	PIPE Financing Success. The success of the PIPE financing process, to which sophisticated third-party investors subscribed.

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Likelihood of Closing the Business Combination. The Bridgetown 2 Board’s belief that an acquisition by Bridgetown 2 has a reasonable likelihood of closing without potential issues under applicable antitrust and competition laws and without potential issues from any regulatory authorities.

For a more complete description of Bridgetown 2 Board’s reasons for approving the Business Combination, including other factors and risks considered by the Bridgetown 2 Board, see the section entitled “The Business Combination Proposal—Bridgetown 2’s Board of Directors’ Reasons for the Approval of the Business Combination.”

The Merger Proposal

The shareholders of Bridgetown 2 will vote on a separate proposal to authorize the Merger by way of a special resolution under the Cayman Islands Companies Act. Please see the section entitled “The Merger Proposal.”

The Governing Documents Proposal

The shareholders of Bridgetown 2 will vote on four separate proposals relating to the material differences between the Existing Bridgetown 2 Articles and the Amended PubCo Articles. Please see the section entitled “The Governing Documents Proposal.”

The Adjournment Proposal

If, based on the tabulated vote, there are insufficient votes at the time of the Extraordinary General Meeting to authorize Bridgetown 2 to consummate the Merger or the Business Combination, Bridgetown 2’s board of directors may (and Bridgetown 2 is required under the Business Combination Agreement to) submit a proposal to adjourn the Extraordinary General Meeting to a later date or dates, if necessary, to permit further solicitation of proxies. Please see the section entitled “The Adjournment Proposal.”

Date, Time and Place of Extraordinary General Meeting of Bridgetown 2 shareholders

The Extraordinary General Meeting of the shareholders of Bridgetown 2 shall be held at 10:00 AM, Eastern time, on March 15, 2022 at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States and virtually via live webcast at https://www.cstproxy.com/bridgetown2holdings/2022 to consider and vote upon the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal and if necessary, the Adjournment Proposal.

Voting Power; Record Date

Shareholders shall be entitled to vote or direct votes to be cast at the Extraordinary General Meeting if they owned Bridgetown 2 Shares at the close of business on February 3, 2022, which is the record date for the Extraordinary General Meeting. Shareholders shall have one vote for each Bridgetown 2 Share owned at the close of business on the record date. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker, bank or nominee to ensure that votes related to the shares you beneficially own are properly counted. Warrants do not have voting rights. On the record date, there were 37,375,000 Bridgetown 2 Shares outstanding, of which 7,475,000 were held by the Sponsor and certain directors and advisors of Bridgetown 2.

Quorum and Vote of Bridgetown 2 shareholders

A quorum of Bridgetown 2 shareholders is necessary to hold a valid meeting. A quorum shall be present at the Extraordinary General Meeting if the holders of a majority of the outstanding shares entitled to vote at the Extraordinary General Meeting are present in person or by proxy. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting. The proposals presented at the Extraordinary General Meeting shall require the following votes:

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Pursuant to the Existing Bridgetown 2 Articles, the approval of the Business Combination Proposal will require an ordinary resolution as defined in the Existing Bridgetown 2 Articles, which means a resolution passed by a simple majority of the votes cast by those Bridgetown 2 shareholders who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

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The approval of the Merger Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those Bridgetown 2 shareholders who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

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The approval of the Governing Documents Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those Bridgetown 2 shareholders who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

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The approval of the Adjournment Proposal if presented will require the consent of the meeting, which means a simple majority of the votes which are cast by those Bridgetown 2 shareholders who are present, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

•	An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Redemption Rights

Pursuant to the Existing Bridgetown 2 Articles, a public Bridgetown 2 shareholder may request of Bridgetown 2 that Bridgetown 2 redeem all or a portion of its Bridgetown 2 Shares for cash if the Business

Combination is consummated. As a holder of Bridgetown 2 Shares, you will be entitled to receive cash for any Bridgetown 2 Shares to be redeemed only if you:

(i) hold Bridgetown 2 Shares;

(ii) submit a written request to Continental, Bridgetown 2’s transfer agent, in which you (a) request that Bridgetown 2 redeem all or a portion of your Bridgetown 2 Shares for cash, and (b) identify yourself as the beneficial holder of the Bridgetown 2 Shares and provide your legal name, phone number and address; and

(iii) deliver share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2’s transfer agent, physically or electronically through The Depository Trust Company.

Holders of Bridgetown 2 Shares must complete the procedures for electing to redeem their public shares in the manner described above prior to 5:00 PM, Eastern time, on March 11, 2022 (two business days before the Extraordinary General Meeting) in order for their Bridgetown 2 Shares to be redeemed.

The redemption rights include the requirement that a holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address to Continental in order to validly redeem its shares.

If the Business Combination is not consummated, the public shares will be returned to the respective holder, broker or bank. If the Business Combination is consummated, and if a public Bridgetown 2 shareholder properly exercises its right to redeem all or a portion of the public shares that it holds and timely delivers its share certificates (if any) and other redemption forms (as applicable) to Continental, Bridgetown 2 will redeem such public shares for a per-share price, payable in cash, equal to the pro rata portion of the amount on deposit in the trust account as of two business days prior to the consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to Bridgetown 2. If a public Bridgetown 2 shareholder exercises its redemption rights in full, then it will be electing to exchange its public shares for cash and will no longer own public shares. See “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

A holder of Bridgetown 2 Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act), may not seek to have more than 15% of the aggregate shares redeemed without the consent of Bridgetown 2. Under the Existing Bridgetown 2 Articles, the Business Combination may not be consummated if Bridgetown 2 has net tangible assets of less than $5,000,001 either immediately prior to or upon consummation of the Business Combination after taking into account the redemption for cash of all public shares properly demanded to be redeemed by holders of Bridgetown 2 Shares.

Any request for redemption, once made by a holder of shares, may not be withdrawn once submitted to Bridgetown 2 unless the Board of Directors of Bridgetown 2 determines (in its sole discretion) to permit the withdrawal of such redemption request (which it may do in whole or in part).

No Appraisal or Dissenters’ Rights

Neither public Bridgetown 2 shareholders who hold Bridgetown 2 Class A Ordinary Shares nor Bridgetown 2 warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the laws of the Cayman Islands. Although under the Cayman Islands Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger, dissenters’ rights will not be available under the Cayman Islands Companies Act in respect of Bridgetown 2 Class A Ordinary Shares if an open market for such class of shares exists on a recognized stock exchange (which includes Nasdaq) for a specified period after the Merger is authorized. Under the terms of the Business Combination Agreement, if any Bridgetown 2 shareholder gives written objection to the Merger pursuant to the Cayman Islands Companies Act, the closing of the Merger may be deferred until such specified period has elapsed. Therefore, no dissenters’ rights will be available under the Merger in respect of the Bridgetown 2 Class A Ordinary Shares; however, holders have a redemption right as further described in this proxy statement/prospectus. See “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Proxy Solicitation

Proxies may be solicited by mail, telephone or in person. Bridgetown 2 has engaged Morrow to assist in the solicitation of proxies.

If a shareholder grants a proxy, it may still vote its shares at the Extraordinary General Meeting if it revokes its proxy before the Extraordinary General Meeting. A shareholder may also change its vote by submitting a later-dated proxy as described in the section entitled “Extraordinary General Meeting of Bridgetown 2 Shareholders—Revoking Your Proxy.”

Interests of Bridgetown 2’s Directors and Officers in the Business Combination

When considering the Bridgetown 2 Board’s recommendation to vote in favor of approving the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, Bridgetown 2 shareholders should keep in mind that the Sponsor and Bridgetown 2’s directors and executive officers, have interests in such proposals that are different from, or in addition to (and which may conflict with), those of Bridgetown 2 shareholders generally. These interests include, among other things, the interests listed below:

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the fact that the Sponsor, Bridgetown 2’s directors and certain other advisors of Bridgetown 2 to whom Sponsor has transferred Bridgetown 2 Class B Ordinary Shares have agreed not to redeem any Bridgetown 2 Class B Ordinary Shares held by them in connection with a shareholder vote to approve the proposed Business Combination;

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the fact that the Sponsor paid an aggregate of $25,000 for the 7,475,000 Bridgetown 2 Class B Ordinary Shares currently owned by the Sponsor, its directors and certain other advisors and/or affiliates of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Class B Ordinary Shares, and such securities will have a significantly higher value after the Business Combination. As of February 11, 2022, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $368,330,625, based upon a closing price of $9.855 per public share on the Nasdaq (and will have zero value if neither this Business Combination nor any other business combination is completed on or before the Final Redemption Date);

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the fact that the Sponsor paid $6,480,000 to purchase an aggregate of 12,960,000 private placement warrants at a price of $0.50 per private placement warrant, each exercisable to purchase one Bridgetown 2 Class A Ordinary Share at $11.50, subject to adjustment, and those warrants would be worthless—and the entire $6,480,000 warrant investment would be lost—if a Business Combination is not consummated by the Final Redemption Date. Unlike many other special purpose acquisition companies, Bridgetown 2 has not issued any warrants to its public shareholders in connection with its IPO, and as such there is currently no public market for Bridgetown 2 Warrants. As of September 30, 2021, the estimated fair value of the private placement warrants was $9,460,800 (based on the unaudited condensed financial statements of Bridgetown 2 as of September 30, 2021, prepared in accordance with U.S. GAAP);

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the fact that given the very low purchase price (of $25,000 in aggregate) that the Sponsor paid for the Bridgetown 2 Class B Ordinary Shares as compared to the price of the Bridgetown 2 Shares sold in Bridgetown 2’s IPO and the substantial number of shares of PubCo Ordinary Shares that Sponsor will receive upon conversion of the Bridgetown 2 Class B Ordinary Shares in connection with the Business Combination, the Sponsor and its affiliates may earn a positive rate of return on their investment even if the PubCo Ordinary Shares trade below the price initially paid for the Bridgetown 2 Shares in the Bridgetown 2 IPO and the Bridgetown 2 public shareholders experience a negative rate of return following the completion of the Business Combination;

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the fact that the Sponsor and Bridgetown 2’s directors have agreed to waive their rights to liquidating distributions from the trust account with respect to any Bridgetown 2 Shares (other than public shares) held by them if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date As a result of waiving liquidating distributions, if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date, the Sponsor would lose $6,480,000 for the purchase of private placement warrants, and $25,000 for the purchase of the Bridgetown 2 Class B Ordinary Shares, and members of Bridgetown 2’s management team would not incur any loss of investment as the Bridgetown 2 Class B Ordinary Shares held by them were transferred to them by the Sponsor for no consideration;

•

the fact that Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their redemption rights with respect to the Bridgetown 2 Shares (other than public shares) held by them for no consideration;

•

the fact that, with respect to redemptions, holders of Bridgetown 2 Class B Ordinary Shares may have different incentives than holders of Bridgetown 2 Class A Ordinary Shares with respect to the completion of any proposed business combination and/or the exercise of a right to redeem. In particular, holders of Bridgetown 2 Class B Ordinary Shares are not entitled to participate in any redemption with respect to such shares. The value of the Bridgetown 2 Class B Ordinary Shares is dependent on the consummation of a business combination. In the event no business combination is consummated, the Bridgetown 2 Class B Ordinary Shares would be rendered valueless. Holders of Bridgetown 2 Class A Ordinary Shares, on the other hand, will ultimately be entitled to exercise redemption rights and receive the value of their redeemed shares even if a business combination is not completed. Therefore, the interests of holders of Bridgetown 2 Class A Ordinary Shares and Bridgetown 2 Class B Ordinary Shares may not be aligned. Holders of Bridgetown 2 Class A Ordinary Shares should form their own independent views as to whether or not to redeem or whether or not to vote in favor of the business combination;

•

the fact that pursuant to the Registration Rights Agreement, the Sponsor can demand that PubCo register its registrable securities under certain circumstances and will also have piggyback registration rights for these securities in connection with certain registrations of securities that PubCo undertakes;

•

the continued indemnification of Bridgetown 2’s directors and officers and the continuation of Bridgetown 2’s directors’ and officers’ liability insurance after the Business Combination (i.e. a “tail policy”);

•

the fact that the Sponsor and Bridgetown 2’s officers and directors will lose their entire investment in Bridgetown 2 and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the Final Redemption Date;

•

the fact that the total value of loans and advances due by Bridgetown 2 to the Sponsor as of September 30, 2021 is the sum of a promissory note in the amount of $300,000 and relevant out-of-pocket expenses currently estimated at approximately $3.4 million paid or to be paid in connection with the Business Combination, which would be reimbursed upon Bridgetown 2’s completion of an initial business combination;

•

the fact that if the trust account is liquidated, including in the event Bridgetown 2 is unable to complete an initial business combination by the Final Redemption Date, the Sponsor has agreed to indemnify Bridgetown 2 to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which Bridgetown 2 has entered into a letter of intent, confidentiality or other similar agreement or a business combination agreement or claims of any third party for services rendered or products sold to Bridgetown 2, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•

the fact that the Sponsor (including its representatives and affiliates) and Bridgetown 2’s directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to Bridgetown 2. For example, in October 2020, affiliates of the Sponsor and Bridgetown 2’s officers launched another blank check company, Bridgetown Holdings Limited (“Bridgetown 1”), which has the same directors and officers as Bridgetown 2. Affiliates of the Sponsor and Bridgetown 2’s officers are also in the process of launching another blank check company, Bridgetown 3 Holdings Limited (“Bridgetown 3”), which has some of the same directors and the same chief executive officer as Bridgetown 2. The Sponsor and Bridgetown 2’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to completing the Business Combination. Accordingly, if any of Bridgetown 2’s officers or directors becomes aware of a business combination opportunity that is suitable for an entity to which he or she has then current fiduciary or contractual obligations (including Bridgetown 1 and Bridgetown 3), he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law.

The Sponsor, each Bridgetown 2 director and certain advisors of Bridgetown 2 have agreed to, among other things, vote all of their Bridgetown 2 Shares in favor of the proposals being presented at the Extraordinary General Meeting and waive their redemption rights with respect to their Bridgetown 2 Shares in connection with the consummation of the Business Combination. As of the date of this proxy statement/prospectus, the Sponsor, Bridgetown 2 directors and certain advisors and affiliates of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares own approximately 20% of the issued and outstanding Bridgetown 2 Shares.

At any time at or prior to the Business Combination, during a period when they are not then aware of any material nonpublic information regarding Bridgetown 2 or its securities, the Sponsor, PropertyGuru, and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors or respective affiliates may purchase public shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, Merger Proposal or Governing Documents Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Business Combination Proposal, Merger Proposal or Governing Documents Proposal. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record or beneficial holder of Bridgetown 2 Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.

If the Sponsor, PropertyGuru, and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors or respective affiliates purchase shares in privately negotiated transactions from public Bridgetown 2 shareholders who have already elected to exercise their redemption rights, then such selling shareholder would be required to revoke their prior elections to redeem their shares. The Sponsor, PropertyGuru, and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors or respective affiliates may also purchase public shares from institutional and other investors who indicate an intention to redeem Bridgetown 2 Shares, or, if the price per share of Bridgetown 2 Shares falls below $10.00 per share, then such parties may seek to enforce their redemption rights. The above-described activity could be especially prevalent in and around the time of Closing.

The purpose of such share purchases and other transactions would be to (a) increase the likelihood that: (i) the Business Combination Proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting; (ii) the Merger Proposal is approved by the affirmative vote of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting; (iii) the Governing Documents Proposal is approved by the affirmative vote of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting; and (iv) PubCo’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001 after giving effect to the transactions contemplated by the Business Combination Agreement and the PIPE financing; and (b) otherwise limit the number of public shares electing to redeem. The Sponsor, PropertyGuru and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors or respective affiliates may also purchase shares from institutional and other investors for investment purposes.

Entering into any such arrangements may have a depressive effect on the Bridgetown 2 Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a lower-than-market price and may therefore be more likely to sell the shares he, she, or they own, either at or before the Business Combination.

If such transactions are executed, then the Business Combination could be completed in circumstances where such consummation would not have otherwise occurred. Share purchases by the persons described above would allow them to exert more influence over approving the proposals to be presented at the Extraordinary General Meeting and would likely increase the chances that such proposals would be approved. Bridgetown 2 will file or submit a Current Report on Form 8-K to disclose any material arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote on the proposals to be put to the Extraordinary General Meeting or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

The existence of financial and personal interests of one or more of Bridgetown 2’s directors results in conflicts of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of Bridgetown 2 and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that shareholders vote for the proposals. In addition, Bridgetown 2’s officers have interests in the Business Combination that may conflict with your interests as a shareholder.

Please see “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Officers in the Business Combination” for additional information on interests of Bridgetown 2’s directors and officers.

Recommendation to Shareholders

Bridgetown 2’s board of directors believes that each of the proposals to be presented at the Extraordinary General Meeting is fair to, and in the best interests of, Bridgetown 2 and unanimously recommends that its shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Governing Documents Proposal and “FOR” the Adjournment Proposal, if presented.

Certain Information Relating to PubCo and Bridgetown 2

PubCo Listing

PubCo has applied for listing, to be effective at the time of the Closing of the Business Combination, of the PubCo Ordinary Shares on the NYSE and expects to obtain clearance by DTC as promptly as practicable following the issuance thereof, subject to official notice of issuance, prior to the Closing Date.

Delisting and Deregistration of Bridgetown 2

If the Business Combination is completed, Bridgetown 2 Class A Ordinary Shares shall be delisted from Nasdaq and shall be deregistered under the Exchange Act.

Emerging Growth Company

Upon consummation of the Business Combination, PubCo will be an “emerging growth company” as defined in the JOBS Act. PubCo will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which PubCo has total annual gross revenue of at least $1.07 billion or (c) in which PubCo is deemed to be a large accelerated filer, which means the market value of PubCo Ordinary Shares held by non-affiliates exceeds $700 million as of the last business day of PubCo’s prior second fiscal quarter, PubCo has been subject to Exchange Act reporting requirements for at least 12 calendar months; and filed at least one annual report, and (ii) the date on which PubCo issued more than $1.0 billion in non-convertible debt during the prior three-year period. PubCo intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that PubCo’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and reduced disclosure obligations regarding executive compensation.

Furthermore, even after PubCo no longer qualifies as an “emerging growth company,” as long as PubCo continues to qualify as a foreign private issuer under the Exchange Act, PubCo will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies as further described below.

Foreign Private Issuer

As a “foreign private issuer,” PubCo will be subject to different U.S. securities laws than domestic U.S. issuers. The rules governing the information that PubCo must disclose differ from those governing U.S. companies pursuant to the Exchange Act. PubCo will be exempt from the rules under the Exchange Act prescribing the furnishing and content of proxy statements to shareholders. Those proxy statements are not expected to conform to Schedule 14A of the proxy rules promulgated under the Exchange Act.

In addition, as a “foreign private issuer,” PubCo’s officers and directors and holders of more than 10% of the issued and outstanding PubCo Ordinary Shares, will be exempt from the rules under the Exchange Act requiring insiders to report purchases and sales of ordinary shares as well as from Section 16 short swing profit reporting and liability.

PubCo will also be exempt from the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, and current reports on Form 8-K, upon the occurrence of specified significant events. In addition, PubCo will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

See “Risk Factors—Risks Related to Ownership of PubCo Ordinary Shares—PubCo will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such PubCo is exempt from certain provisions applicable to United States domestic public companies.”

Material Tax Consequences

As described in “Material Tax Considerations—United States Federal Income Tax Considerations—Effects of the Business Combination to U.S. Holders,” it is intended that the Merger qualifies as a “reorganization”

within the meaning of Section 368(a)(1)(F) of the Code. Assuming that the Merger so qualifies, U.S. Holders (as defined in “Material Tax Considerations—United States Federal Income Tax Considerations”) of our securities will generally not recognize gain or loss for U.S. federal income tax purposes on the Merger. See the section titled “Material Tax Considerations—United States Federal Income Tax Considerations—Effects of the Business Combination to U.S. Holders.”

In the event that a U.S. Holder elects to redeem its Bridgetown 2 Shares for cash, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale or exchange of the Bridgetown 2 Shares under Section 302 of the Internal Revenue Code (the “Code”). If the redemption qualifies as a sale or exchange of the Bridgetown 2 Shares, the U.S. Holder will be treated as recognizing capital gain or loss equal to the difference between the amount realized on the redemption and such U.S. Holder’s adjusted tax basis in the Bridgetown 2 Ordinary Shares surrendered in such redemption transaction. There may be certain circumstances, however, in which the redemption may be treated as a distribution for U.S. federal income tax purposes depending on the amount of Bridgetown 2 Shares that such U.S. Holder owns or is deemed to own after the redemption. See the section titled “Material Tax Considerations—United States Federal Income Tax Considerations—Effects to U.S. Holders of Exercising Redemption Rights.”

Anticipated Accounting Treatment

The Business Combination is made up of the series of transactions provided for in the Business Combination Agreement as described elsewhere within this proxy statement/prospectus. The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, PubCo will be treated as the acquired company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of PropertyGuru issuing shares at the Closing for the net assets of Bridgetown 2 as of the Closing Date, accompanied by a recapitalization. The net assets of Bridgetown 2 will be stated at historical cost, with no goodwill or other intangible assets recorded. The Business Combination, which is not within the scope of IFRS 3 since Bridgetown 2 does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. Any excess of fair value of PubCo’s shares issued over the fair value of Bridgetown 2’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.

Regulatory Matters

The Business Combination Agreement and the transactions contemplated by the Business Combination Agreement are not subject to a closing condition that any additional federal, state or foreign regulatory requirement or approval be obtained, except for filings with the registrar of the Cayman Islands necessary to effectuate the transactions contemplated by the Business Combination Agreement and filings with ACRA in connection with the Amalgamation.

Risk Factor Summary

In evaluating the proposals to be presented at the Extraordinary General Meeting of the shareholders of Bridgetown 2, a shareholder should carefully read this proxy statement/prospectus and especially consider the factors discussed in the section titled “Risk Factors.”

The consummation of the Business Combination and the business and financial condition of PubCo subsequent to the Closing are subject to numerous risks and uncertainties, including those highlighted in the section title “Risk Factors.” The occurrence of one or more of the events or circumstances described below, alone or in combination with other events or circumstances, may adversely affect Bridgetown 2’s ability to effect the Business Combination, and may have an adverse effect on the business, cash flows, financial condition and results of operations of Bridgetown 2 prior to the Business Combination and that of PubCo subsequent to the Business Combination. Such risks include, but are not limited to:

•	PropertyGuru has a history of losses, and it may not achieve or maintain profitability in the future;

•	COVID-19 has adversely affected PropertyGuru’s business and may continue to adversely affect PropertyGuru’s business;

•	PropertyGuru’s business is dependent on its ability to attract new, and retain existing, customers and consumers to its platform in a cost-effective manner;

•	PropertyGuru does not have long-term contracts with most of its customers, and most of its customers may terminate their contracts on short notice;

•	PropertyGuru’s decision to launch new product or service offerings and increase the prices of its products and services may not achieve the desired results;

•

Any failure to protect PropertyGuru’s information technology systems and platforms against security breaches (which includes physical and/or cybersecurity breaches either by external actors or rogue employees) or otherwise protect its confidential information or its platform users’ personally identifiable information could damage its reputation and brand and adversely affect its business, reputation, financial condition and results of operations;

•	Uncertainties with respect to laws and regulations in the countries in which PropertyGuru operates could adversely affect its business, financial condition and results of operations;

•

If PropertyGuru’s customers do not make valuable contributions to its platform or fail to meet consumers’ expectations, PropertyGuru may experience a decline in the number of consumers accessing its platform and consumer engagement, which could adversely affect its business, financial condition and results of operations;

•	PropertyGuru may not be able to attract a sufficient level of traffic to its websites;

•

PropertyGuru operates in a highly competitive and rapidly changing industry, which could impair its ability to attract users of its products, which could adversely affect its business, results of operations and financial condition;

•	PropertyGuru’s business, financial condition and operating results may be significantly impacted by general economic conditions and the health of the real estate industry in its Priority Markets;

•	PropertyGuru’s business is subject to legal and regulatory risks that could have an adverse impact on its business and prospects;

•	PropertyGuru’s ability to attract, train and retain executives and other qualified employees is critical to its business, results of operations and future growth;

•	PropertyGuru depends on its agents business for a significant portion of its revenue;

•	PropertyGuru’s operations and investments are located in Southeast Asia and PropertyGuru is therefore exposed to various risks inherent in operating and investing in the region;

•

PropertyGuru’s strategic investments and acquisitions may not bring anticipated benefits, may pose integration challenges and may divert the attention of management, and PropertyGuru may not be successful in pursuing future investments and acquisitions;

•	PropertyGuru may not be successful in implementing its growth strategies and PropertyGuru’s business could suffer if it does not successfully manage its growth;

•	PropertyGuru’s historical financial results and the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement/prospectus may not be indicative of

PropertyGuru’s future consolidated results of operations or financial condition going forward, and the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement/prospectus may not be indicative of what PropertyGuru’s actual financial position or results of operations would have been;

•

The projected financial and operating information in this proxy statement/prospectus relies in large part upon assumptions and analyses developed by PropertyGuru. If these assumptions or analyses prove to be incorrect, PropertyGuru’s actual operating results may be materially different from its forecasted results;

•	The Business Combination Agreement remains subject to conditions that Bridgetown 2 cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated;

•	The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes; and

•	The other risks and uncertainties discussed in “Risk Factors” elsewhere in this proxy statement/prospectus.

SELECTED HISTORICAL FINANCIAL DATA OF BRIDGETOWN 2

The following tables present Bridgetown 2’s selected historical financial information derived from Bridgetown 2’ audited financial statements included elsewhere in this proxy statement/prospectus as of December 31, 2020 and for the period from June 24, 2020 (inception) through December 31, 2020 and Bridgetown 2’s unaudited financial statements included elsewhere in this proxy statement/prospectus as of September 30, 2021 and for the nine months ended September 30, 2021.

The financial data set forth below should be read in conjunction with, and is qualified by reference to, “Bridgetown 2’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the financial statements and notes thereto included elsewhere in this proxy statement/prospectus. Bridgetown 2’s financial statements are prepared and presented in accordance with U.S. GAAP.

	For the nine months ended September 30, 2021	For the period from June 24, 2020 (Inception) through December 31, 2020
Statement of Operations Data:
Operating expense	$(4,239,694)	$(10,000)
Other income (expense)	(2,968,775)	—

Net Income (Loss)	$(7,208,469)	$(10,000)

Basic weighted average shares outstanding of Class A redeemable ordinary shares	26,833,333	—

Diluted weighted average shares outstanding of Class A redeemable ordinary shares	26,833,333	—

Basic net income per share, Class A redeemable ordinary shares	$(0.20)	$—

Diluted net income (loss) per share, Class A redeemable ordinary shares	$(0.20)	$—

Weighted average shares outstanding of Class B non-redeemable ordinary shares	7,375,000	—

Basic and diluted income (loss) per share, Class B non-redeemable ordinary shares	$(0.20)	$—

	As of September 30, 2021	As of December 31, 2020
Balance Sheet Data:
Total current assets	$479,425	$25,000
Deferred offering costs	—	142,954

Investments held in Trust Account	299,012,025	—

Total assets	299,491,450	167,954

Total current liabilities	3,685,026	152,954
Warrant liability	9,460,800	—
Deferred underwriting fee payable	8,715,000	—

Total liabilities	21,860,826	152,954

Class A ordinary shares subject to possible redemption 29,900,000 and no shares at redemption value as of September 30, 2021 and December 31, 2020, respectively	299,000,000	—
Class A ordinary shares, $0.0001 par value; 20,000,000 shares authorized; no shares issued or outstanding (excluding 29,900,000 and no shares subject to possible redemption as of September 30, 2021 and December 31, 2020, respectively)	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized, 7,475,000 shares issued and outstanding as of September 30, 2021 and December 31, 2020	748	748
Additional paid-in capital	—	24,252
Accumulated deficit	(21,370,124)	(10,000)
Total stockholders’ equity (deficit)	(21,369,376)	15,000

Total liabilities and stockholders’ equity	$299,491,450	$167,954

SELECTED HISTORICAL FINANCIAL DATA OF PROPERTYGURU

The following tables present PropertyGuru’s selected consolidated financial and other data. The consolidated statements of comprehensive income and consolidated statements of cash flows for the six months ended June 30, 2021 and 2020 and the years ended December 31, 2020 and 2019 and consolidated balance sheets as of June 30, 2021 and December 31, 2020 and 2019, have been derived from PropertyGuru’s consolidated financial statements included elsewhere in this proxy statement/prospectus.

The financial data set forth below should be read in conjunction with, and is qualified by reference to, “PropertyGuru Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the audited consolidated financial statements and notes thereto included elsewhere in this proxy statement/prospectus. PropertyGuru’s audited consolidated financial statements are prepared and presented in accordance with IFRS. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies. The historical results included below and elsewhere in this proxy statement/prospectus are not indicative of the future performance of PropertyGuru following the Business Combination.

Consolidated Statements of Comprehensive Income

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
	(S$ in thousands except per share amounts)
Revenue	42,890	36,374	82,095	88,444
Other income	1,079	1,516	2,801	1,860
Other gains/(losses)—net	(124,512)	5,751	14,680	(18,391)
Total expenses	(69,686)	(45,869)	(113,425)	(106,649)
Loss before income tax	(150,229)	(2,228)	(13,849)	(34,736)
Tax expense	(339)	(70)	(559)	(3,779)
Net loss	(150,568)	(2,298)	(14,408)	(38,515)
Other comprehensive loss, net of tax	2,276	3,568	(765)	(279)
Total comprehensive loss	(148,292)	1,270	(15,173)	(38,794)
Basic loss per share (S$ per share)	(96.83)	(1.48)	(9.30)	(25.17)
Diluted loss per share (S$ per share)	(96.83)	(3.29)	(13.29)	(25.17)

Consolidated Balance Sheets

	As of June 30, 2021	As of December 31,		As of January 1, 2019
		2020	2019
	(S$ in thousands)
Assets
Current assets	90,617	107,499	37,368	78,419
Non-current assets	165,875	160,706	160,607	142,552
Total assets	256,492	268,205	197,975	220,971

Liabilities
Current liabilities	396,378	279,141	189,725	93,218
Non-current liabilities	32,288	15,579	28,646	114,407
Total liabilities	428,666	294,720	218,371	207,625
Net (liabilities) / assets	(172,174)	(26,515)	(20,396)	13,346
Shareholders’ Deficiency
Total shareholders’ (deficiency)/equity	(172,174)	(26,515)	(20,396)	13,346

Consolidated Statements of Cash Flows

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
	(S$ in thousands)
Net cash provided by operating activities	(6,764)	(2,364)	2,674	13,946
Net cash used in investing activities	(5,429)	(18,662)	(22,414)	(21,051)
Net cash provided by/(used in) financing activities	(3,334)	25,928	88,446	(37,639)
Net increase/(decrease) in cash and cash equivalents	(15,527)	4,902	68,706	(44,744)
Cash and cash equivalents at the beginning of the period/year	93,359	24,653	24,653	69,397
Cash and cash equivalents at the end of the period/year	77,832	29,555	93,359	24,653

Non-IFRS Financial Measures

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
	(S$ in thousands except percentages)
Adjusted EBITDA(1)	(4,772)	6,375	4,455	12,513
Adjusted EBITDA Margin(1)	(11.1%)	17.5%	5.4%	14.1%

Note:
(1)

In addition to PropertyGuru’s results determined in accordance with IFRS, PropertyGuru believes that the above non-IFRS measures are useful in evaluating its operating performance. PropertyGuru uses these measures, collectively, to evaluate ongoing operations and for internal planning and forecasting purposes. PropertyGuru believes that non-IFRS information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance and may assist in comparisons with other companies to the extent that such other companies use similar non-IFRS measures to supplement their IFRS or GAAP results. These non-IFRS measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with IFRS, and may be different from similarly titled non-IFRS measures used by other companies. Accordingly, non-IFRS measures have limitations as analytical tools, and should not be considered in isolation or as substitutes for analysis of other IFRS financial measures, such as net loss and loss before income tax.

Adjusted EBITDA is a non-IFRS financial measure defined as net loss for year/period plus changes in fair value of preferred shares and embedded derivatives, finance cost, depreciation and amortization, income tax expense, impairments when the impairment is the result of an isolated, non-recurring event, share grant and option expenses, loss on disposal of plant and equipment and intangible assets, currency translation loss, fair value loss on contingent consideration, business acquisition transaction and integration cost and cost of proposed listing.

Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of revenue.

PropertyGuru has presented Adjusted EBITDA because it provides investors with greater comparability of PropertyGuru’s operating performance without the effects of unusual, non-repeating or non-cash adjustments. These include the changes in fair value of preferred shares and embedded derivatives related to PropertyGuru’s Series B, Series D1, Series E and Series F preference shares. PropertyGuru’s outstanding preferred shares were converted into ordinary shares in August 2021. The cost of PropertyGuru’s previous listing attempt is excluded due to its one-off nature. Share grant and option expenses and other items are excluded due to their non-cash or operating nature.

A reconciliation is provided below for each non-IFRS measure to the most directly comparable financial measure stated in accordance with IFRS. Investors are encouraged to review the related IFRS financial measures and the reconciliations of these non-IFRS measures to their most directly comparable IFRS financial measures. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies.

	Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
	(S$ in thousands)
Net loss	(150,568)	(2,298)	(14,408)	(38,515)
Adjustments:
Changes in fair value of preferred shares and embedded derivatives	124,146	(6,032)	(16,364)	16,516
Finance costs—net	9,951	6,330	15,964	11,707
Depreciation and amortization expense	5,012	4,769	9,554	7,720
Tax expense	339	70	559	3,779
Impairment	8	—	806	—
Share grant and option expenses	2,468	3,255	6,660	3,204
Other (gains)/losses—net	366	281	1,684	1,875
Business acquisition transaction and integration costs	1,254	—	—	—
Cost of proposed listing	2,252	—	—	6,227

Adjusted EBITDA	(4,772)	6,375	4,455	12,513
Revenue	42,890	36,374	82,095	88,444
Adjusted EBITDA	(4,772)	6,375	4,455	12,513

Adjusted EBITDA Margin	(11.1%)	17.5%	5.4%	14.1%

SELECTED UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The summary unaudited pro forma condensed combined statement of financial position as of June 30, 2021 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 are based on (i) the unaudited interim condensed consolidated financial statements of PropertyGuru as of and for the six months ended June 30, 2021 and the audited consolidated financial statements of PropertyGuru for the year ended December 31, 2020, (ii) the unaudited interim condensed consolidated financial statements of Panama Group as of and for the six months ended June 30, 2021 and the audited consolidated financial statements of Panama Group for the year ended December 31, 2020 and (iii) the unaudited financial statements of Bridgetown 2 as of and for the six months ended June 30, 2021 and the audited financial statements of Bridgetown 2 for the period from June 24, 2020 (inception) to December 31, 2020. The summary unaudited pro forma condensed combined financial statements has been derived from and should be read in conjunction with the unaudited pro forma condensed combined financial statements, including the notes thereto, which is included in this proxy statement/prospectus under the section titled “Unaudited Pro Forma Condensed Combined Financial Statements.”

The unaudited pro forma condensed combined statement of financial position as of June 30, 2021 gives pro forma effect to the acquisition of the Panama Group, the Business Combination and the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) as if they had been consummated as of that date. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 present pro forma effect to the acquisition of the Panama Group, the Business Combination and the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) as if they had been completed on January 1, 2020.

The unaudited pro forma condensed combined financial statements has been prepared using the assumptions below:

•	Assuming No Redemptions: This presentation assumes that no Bridgetown 2 public shareholders exercise redemption rights with respect to their Class A Ordinary Shares.

•

Assuming Maximum Redemptions: This presentation assumes that Bridgetown 2 public shareholders holding approximately 27,262,029 Class A Ordinary Shares will exercise their redemption rights and that such shares are redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, amounting to aggregate redemption proceeds of approximately S$370.7 million, such that Bridgetown 2 would still satisfy the requirement to have at least $5,000,001 in net tangible assets either immediately prior to or upon consummation of the Business Combination. You should note that Bridgetown 2 will only proceed with the Business Combination if it will have net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of the Business Combination.

The unaudited pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of the Panama Group, the Business Combination and the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) occurred on the dates indicated. The unaudited pro forma condensed combined financial statements also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma condensed combined financial statements are presented for illustrative purposes only and does not reflect the costs of any integration activities or cost savings or synergies that may be achieved as a result of the acquisition of the Panama Group.

The following table sets out share ownership of PubCo on a pro forma basis assuming no redemptions and maximum redemptions, respectively, and is based on PropertyGuru Shares outstanding as of May 11, 2021:

	Assuming No Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%
Public Shareholders	29,900,000	16.8%	2,637,971	1.7%
Existing PropertyGuru Shareholders	127,723,425	71.6%	127,723,425	84.6%
PIPE Shares(1)	13,193,068	7.4%	13,193,068	8.7%
Sponsor	7,475,000	4.2%	7,475,000	4.9%

Total PubCo Shares Outstanding at Closing	178,291,493	100.0%	151,029,464	100.0%

(1)	Includes REA Group’s exercise of an option to make an additional equity investment of $31.9 million.

The following table sets out summary data derived from the unaudited pro forma condensed combined statement of financial position and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 under the no redemption scenario and maximum redemption scenario.

	Pro forma Combined (Assuming No Redemptions)	Pro forma Combined (Assuming Maximum Redemptions)
	(in S$ thousands except per share data)
Summary Unaudited Pro Forma Condensed Combined Statement of Operations Data for the Six Months Ended June 30, 2021
Revenue	52,099	52,099
Pro forma net loss per share—basic and diluted (S$ per share)	(0.25)	(0.29)
Summary Unaudited Pro Forma Condensed Combined Statement of Financial Position as of June 30, 2021
Total assets	1,044,123	673,406
Total liabilities	142,074	142,074
Total shareholders’ equity	902,049	531,332

FORWARD-LOOKING STATEMENTS

This proxy statement/prospectus includes statements that express Bridgetown 2’s, PubCo’s and PropertyGuru’s opinions, expectations, beliefs, plans, objectives, assumptions or projections regarding future events or future results of operations or financial condition and therefore are, or may be deemed to be, “forward-looking statements.” These forward-looking statements can generally be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “seeks,” “projects,” “intends,” “plans,” “may,” “will” or “should” or, in each case, their negative or other variations or comparable terminology. These forward-looking statements include all matters that are not historical facts. They appear in a number of places throughout this proxy statement/prospectus and include statements regarding Bridgetown 2’s, PubCo’s and PropertyGuru’s intentions, beliefs or current expectations concerning, among other things, the Business Combination, the benefits and synergies of the Business Combination, including anticipated cost savings, results of operations, financial condition, liquidity, prospects, growth, strategies, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, the markets in which PropertyGuru operates as well as any information concerning possible or assumed future results of operations of the combined company after the consummation of the Business Combination. Such forward-looking statements are based on available current market material and management’s expectations, beliefs and forecasts concerning future events impacting Bridgetown 2, PropertyGuru and PubCo. Factors that may impact such forward-looking statements include:

•

Developments related to the COVID-19 pandemic, including, among others, with respect to stay-at-home orders, social distancing measures, the success of vaccine rollouts, numbers of COVID-19 cases and the occurrence of new COVID-19 strains that might evade existing control measures and lead to the worsening or extension of adverse economic or movement control measures;

•	PropertyGuru’s ability to grow market share in its existing markets or any new markets it may enter;

•	PropertyGuru’s ability to execute its growth strategy, manage growth and maintain its corporate culture as it grows;

•

PropertyGuru’s ability to successfully execute on acquisitions, integrate acquired businesses and to realize efficiencies or meet growth aspirations inherent in the decision to make a specific acquisition;

•

Increased competition in the residential real estate industry in Singapore, Vietnam, Malaysia, Thailand and Indonesia (its “Priority Markets”), the actions of PropertyGuru’s competitors in each of its markets and consequent impact on profitability;

•	Declines in residential real estate transaction volumes in PropertyGuru’s Priority Markets;

•	Changes in PropertyGuru’s fee structure or rates;

•	The failure to realize anticipated efficiencies through PropertyGuru’s technology and business model;

•	Costs associated with enhancements of PropertyGuru’s products;

•	PropertyGuru’s ability to continue to adjust its offerings to meet market demand, attract users to the PropertyGuru platform and grow its ecosystem;

•	The regulatory environment and changes in laws, regulations or policies in the jurisdictions in which PropertyGuru operates;

•	Political instability in the jurisdictions in which PropertyGuru operates;

•	The overall economic environment, the property market and general market and economic conditions in the jurisdictions in which PropertyGuru operates;

•	Anticipated technology trends and developments and PropertyGuru’s ability to address those trends and developments with its products and offerings;

•

The ability to protect information technology systems and platforms against security breaches (which includes physical and/or cybersecurity breaches either by external actors or rogue employees) or otherwise protect confidential information or platform users’ personally identifiable information;

•	The safety, affordability, convenience and breadth of the PropertyGuru platform and offerings;

•

Man-made or natural disasters, including war, acts of international or domestic terrorism, civil disturbances, occurrences of catastrophic events and acts of God such as floods, earthquakes, wildfires, typhoons and other adverse weather and natural conditions that affect PropertyGuru’s business or assets;

•	The loss of key personnel and the inability to replace such personnel on a timely basis or on acceptable terms;

•	Exchange rate fluctuations;

•	Changes in interest rates or rates of inflation;

•	Legal, regulatory and other proceedings;

•	Tax laws and the interpretation and application thereof by tax authorities in the jurisdictions where PropertyGuru operates;

•	The number and percentage of Bridgetown 2 shareholders voting against the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal and/or seeking redemption;

•	The occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; and

•	PubCo’s ability to initially list, and once listed, maintain the listing of its securities on the NYSE following the Business Combination.

The forward-looking statements contained in this proxy statement/prospectus are based on Bridgetown 2’s, PropertyGuru’s and PubCo’s current expectations and beliefs concerning future developments and their potential effects on the Business Combination and PubCo. There can be no assurance that future developments affecting Bridgetown 2, PubCo and/or PropertyGuru will be those that Bridgetown 2, PropertyGuru or PubCo has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond either Bridgetown 2’s, PubCo’s or PropertyGuru’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described under the heading “Risk Factors.” Should one or more of these risks or uncertainties materialize, or should any of the assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Bridgetown 2, PropertyGuru and PubCo will not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Before a shareholder grants its proxy, instructs how its vote should be cast or votes on the Business Combination Proposal, the Merger Proposal, the Governing Documents Proposal or the Adjournment Proposal, it should be aware that the occurrence of the events described in the “Risk Factors” section and elsewhere in this proxy statement/prospectus may adversely affect Bridgetown 2, PubCo and/or PropertyGuru.

RISK FACTORS

You should carefully consider the following risk factors, together with all of the other information included in this proxy statement/prospectus, before you decide whether to vote or instruct your vote to be cast to approve the proposals described in this proxy statement/prospectus. Certain of the following risk factors apply to the business and operations of PropertyGuru and will also apply to the business and operations of PubCo following the completion of the Business Combination. The occurrence of one or more of the events or circumstances described in these risk factors, alone or in combination with other events or circumstances, may adversely affect the ability to complete or realize the anticipated benefits of the Business Combination, and may have a material adverse effect on the business, financial condition, results of operations, prospects and trading price of PubCo following the Business Combination. The risks discussed below may not prove to be exhaustive and are based on certain assumptions made by PubCo, Bridgetown 2 and PropertyGuru, which later may prove to be incorrect or incomplete. PubCo, Bridgetown 2 and PropertyGuru may face additional risks and uncertainties that are not presently known to such entity, or that are currently deemed immaterial, but which may also ultimately have an adverse effect on any such party.

Risks Related to PropertyGuru’s Business and Industry

Unless the context otherwise requires, all references in this subsection to the “Company,” “we,” “us” or “our” refer to the business of PropertyGuru and its subsidiaries prior to the consummation of the Business Combination, which will be the business of PropertyGuru Group Limited and its subsidiaries following the consummation of the Business Combination.

We have a history of losses, and we may not achieve or maintain profitability in the future.

We have a history of losses, including net losses of S$14.4 million and S$38.5 million for the years ended December 31, 2020 and 2019, respectively and net losses of S$150.6 million and S$2.3 million for the six months ended June 30, 2021 and 2020, respectively. We expect to continue to make investments in developing and expanding our business, including but not limited to in technology, recruitment and training, marketing, and for the purpose of pursuing strategic opportunities. We may incur substantial costs and expenses from our growth efforts before we receive any incremental revenues in respect of any acquisitions or investments in growth. We may find that these efforts are more expensive than we originally anticipate, or that these investments do not result in an increase in revenue to offset these expenses, which would further increase our losses. Additionally, we may continue to incur significant losses in the future for a number of reasons, including but not limited to:

•	the inability to grow market share in our existing markets or any new markets we may enter;

•	our expansion into new markets or adjacent lines of business, for which we typically incur more significant losses in the early stages following entry;

•	our inability to successfully execute on acquisitions, integrate acquired businesses and to realize efficiencies or meet growth aspirations inherent in the decision to make a specific acquisition;

•	increased competition in the residential real estate industry in our Priority Markets;

•	changes in our fee structure or rates;

•	the failure to realize anticipated efficiencies through our technology and business model;

•	costs associated with enhancements of our products;

•	failure to execute our growth strategies;

•	declines in residential real estate transaction volumes in our Priority Markets;

•	increased marketing costs;

•	challenges in hiring additional personnel to support our overall growth;

•	changes in government policy that directly or indirectly impact the property markets, property agencies, brokers and agents, as well as the policy impact on sentiment in the property market;

•	general economic, political and business conditions affecting the overall strength of our business;

•	natural disasters or other catastrophic events, such as the COVID-19 pandemic; and

•	unforeseen expenses, difficulties, complications and delays, and other unknown factors.

If we fail to manage our losses or to grow our revenue sufficiently to keep pace with our investments and other expenses, our business will be harmed. If our existing businesses or any future acquisitions underperform, this may result in impairments to the carrying values of assets on the balance sheet including but not limited to goodwill and intangible assets. These impairments may adversely impact our financial condition and results of operations and the confidence of shareholders, lenders, customers and our employees. Impairments may also be generated due to changes in the assessment methodology of the carrying value of assets or changes to the inputs that form part of these assessments. These changes are not predictable and many of them may be outside of our control. In addition, as a public company, we will also incur significant legal, accounting, insurance, compliance and other expenses that we did not incur as a private company.

COVID-19 has adversely affected our business and may continue to adversely affect our business.

The COVID-19 pandemic, its broad impact and measures taken to contain or mitigate the pandemic have had, and are likely to continue to have, significant negative effects on the global economy, employment levels, employee productivity, and certain aspects of the residential real estate and financial markets. This, in turn, has had, continues to have and may increasingly have a negative impact on property seekers, our customers, demand for our existing and new products and services, profitability, access to credit and our ability to operate our business.

The implementation of restrictions that prevent properties being shown to buyers (including but not limited to the opening of property showrooms) and awards and other events from being held, will curtail the demand for our products and may reduce revenues in the immediate term. These measures are often implemented unpredictably at short notice and can operate for extended periods. It is inherently difficult to forecast the timing or impact of these events. In Singapore, our agent customers reduced their discretionary spending in 2020 due to the COVID-19 pandemic, and our agent renewal rate under-performed our budget during the lockdown in Singapore from March 2020 to May 2020. This in turn impacted our revenues. In 2021, spikes in COVID-19, including but not limited to due to the Delta variant, have occurred in all of our Priority Markets. Vietnam, for instance, has been particularly affected by significant and rapid increases in COVID-19 cases, with the military being deployed in major cities to enforce strict movement control measures. With the emergence and spread of new variants, it is possible that containment measures that helped to manage outbreaks in some markets may prove less effective in the future. Combined with slow vaccine roll-outs in some Priority Markets, this may lead to prolonged implementation or reintroduction of containment measures implemented by governments, which may contribute to a decrease in market confidence and significant reductions in revenue that are difficult to predict or mitigate.

Spikes in the number of COVID-19 infections and fatalities in many countries and the emergence of new variants of the virus have increased levels of global economic volatility and adversely impacted global economies and financial markets. The recent emergence of the Omicron variant and its potential to evade existing vaccine or post-infection immunity could materially alter the economic outlook for our Priority Markets and our potential to generate revenue, as could other similar developments. We are unable to predict whether the resurgence in infections and fatalities or emergence of new variants may cause governments to re-impose some or all prior or new restrictive measures, with their consequential impact on economies. Continuing effects of the COVID-19 pandemic, including but not limited to the emergence of new variants of the virus could further negatively impact the global economy, which could have a material adverse effect on our business, financial condition and results of operations.

Movement restrictions may also impair our ability to hire appropriately skilled staff internationally or decrease productivity of existing staff which may negatively impact our business. New products and services may be more difficult and more expensive to launch in such an environment. We cannot predict the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, the impact to our business of changes in home buying, selling, renting, financing and shopping trends due to the pandemic, or whether and to what extent we will have to implement additional operational changes in light of COVID-19 and any new variants of the virus in the future.

In addition, our ability to fund our liquidity requirements and operate our business depends on our cash flows from operations and potentially our ability to access capital markets and borrow on credit facilities. Our access to and the availability of financing on acceptable terms may be adversely impacted by the pandemic. For more information on the impact the COVID-19 pandemic has had on our liquidity position and outlook, please see “PropertyGuru Management’s Discussion and Analysis of Financial Condition and Results of Operations—Liquidity and Capital Resources.”

As a result of these and other consequences, the COVID-19 pandemic has and may continue to adversely affect our business, financial condition and results of operations. The extent to which COVID-19 will impact our operations will depend on future developments, which are highly uncertain, cannot be predicted at this time, may be outside of our control, and include the magnitude, duration and severity of COVID-19 and any new variants of the virus in the future, the actions by governments taken to contain or mitigate any outbreaks and any associated economic downturn or extended slowdown in the real estate markets and the availability and widespread distribution and use of effective vaccines.

Our business is dependent on our ability to attract new, and retain existing, customers and consumers to our platform in a cost-effective manner.

Currently, we generate revenue primarily through sales of digital classifieds and property development advertising products and services (including software-as-a-service) to real estate agents and developers, which we refer to as customers. Our ability to attract and retain customers, and ultimately to generate advertising revenue, depends on a number of factors, including but not limited to:

•	increasing the number of consumers who conduct property searches and access property related information research using our platform;

•	competing effectively for advertising dollars with offline advertising channels and other online media companies;

•	continuing to develop our advertising products and services;

•	keeping pace with changes in technology and with our competitors;

•	offering attractive cost effectiveness to our customers for their advertising spending on our digital platform; and

•	the prevailing economic and real estate market trends and the impact of government policies in each market.

Online real estate advertising in our Priority Markets other than Singapore is still in the early stages of offline-to-online migration compared to developed markets, with print and other offline channels currently the dominant media for property advertising in our Priority Markets. Growth in advertising expenditure may be slower or less than anticipated, which could have a negative impact on our prospects.

We may not succeed in capturing a greater share of our customers’ advertising expenditure if we are unable to convince them of the effectiveness or superiority of our products compared to alternatives, including but not limited to traditional offline advertising media. Property developers, in particular, continue to allocate significant advertising expenditure for the sales of residences in their new property developments to print media, including but not limited to large display advertisements in newspapers, and other media such as billboards. This is significant because property advertising in our Priority Markets predominantly involves these primary transactions (i.e., new developments advertised by property developers or their marketing agents), according to Frost & Sullivan. We also compete for a share of advertisers’ overall marketing budgets with other PropTech companies in our Priority Markets.

If we are unable to attract new customers in a cost-effective manner or if existing customers reduce or end their subscription or advertising spending with us, our business, financial condition and results of operations could be adversely affected.

We do not have long-term contracts with most of our customers, and most of our customers may terminate their contracts on short notice.

Our agent subscription agreements generally have a duration of 12 months and we do not have long-term contracts with most of our other customers. Our customers could choose to modify or discontinue their relationships with us with little or no advance notice. In addition, as existing subscription agreements or other contracts expire, we may not be successful in renewing these subscription agreements or other contracts, securing new customers or increasing or maintaining the amount of revenue we derive from a given subscription agreement or other contract over time for a number of reasons, including, among others, the following:

•	competitive factors;

•	our websites and applications may cease to generate enough leads or sales for our real estate developer or agent customers;

•	adverse real estate market conditions may lead agents to downgrade to lower-cost subscription packages or terminate their subscriptions completely;

•	our levels of service may be insufficient to justify the subscription or advertising fee;

•	we may not maintain adequate technical support levels and ease of use; or

•	the attractiveness and usefulness of the functionality and features of our websites and applications and the products we offer may decline or fail to attract property seekers.

Our decision to launch new product or service offerings and increase the prices of our products and services may not achieve the desired results.

The industry for residential real estate transaction services, technology, information marketplaces and advertising is dynamic, and the expectations and behaviors of customers and consumers shift constantly and rapidly. As part of our operating strategy, we have increased, and plan in the future to continue to change, the nature and number of products, including depth products, that we offer to our customers and, with that, the prices we charge our customers for the services and products we offer. Changes or additions to our products and services may not attract or engage our customers, and may reduce confidence in our products and services, negatively impact the quality of our brands, negatively impact our relationships with partners or other industry participants, expose us to increased market or legal risks, subject us to new laws and regulations or otherwise harm our business. Our customers may not accept new products and services (which would adversely affect our average revenue per agent (“ARPA”)), or such price increases may not be absorbed by the market, or our price increases may result in the loss of customers or the loss of some of our customers’ business. We may not successfully anticipate or keep pace with industry changes, and we may invest considerable financial, personnel and other resources to pursue strategies that do not ultimately prove effective such that our results of operations and financial condition may be harmed. If we are not able to raise our prices or encourage our customers to upgrade their subscription packages or invest in depth products to further differentiate their listings, or if we lose some of our customers or some of our customers’ business as a result of price increases, or if the bargaining power of our customer base increases and the subscription prices and other fees we are able to charge real estate developer or agent customers decline, our business, financial condition and results of operations could be adversely affected.

If our customers do not make valuable contributions to our platform or fail to meet consumers’ expectations, we may experience a decline in the number of consumers accessing our platform and consumer engagement, which could adversely affect our business, financial condition and results of operations.

Our success depends on our ability to attract consumers to our platform, to maintain high levels of consumer engagement and to offer products and services that meet customer demand. We depend on our customers to list properties on our platform that are desirable to consumers and responsive to consumers expectations. The inventory of properties available for our customers to list on our platform may be affected by various factors outside of their and our control, such as the general market outlook for economic growth, the overall health of the real estate market and changes to the regulation of the real estate industry. In addition, if our customers stop using our products, services and/or platform, we may not be able to provide consumers with a sufficient range and variety of listings, which could reduce the attractiveness of our platform for consumers and lead to a reduction in consumer traffic. If our customers do not continue to make valuable contributions to our platform, our brand, reputation, traffic on our platform and sales of our products and services could be adversely affected.

Currently, we rely on the sale of listing and advertising services for the majority of our revenue. If we experience a decline in the number of consumers or a decline in consumer engagement, our customers may not view our products and services as attractive for their marketing expenditures and may reduce their spending with us, which may adversely affect our business, financial condition and results of operations.

We may not be able to attract a sufficient level of traffic to our websites and applications.

The attractiveness of our online real estate advertising platform to our real estate developer or agent customers is influenced by our ability to draw consumers (who conduct property searches and access property related information research) to our websites and applications. A decline in the level of consumer traffic to our websites and applications could have a material adverse effect on our ability to generate revenue from the sale of subscriptions and advertising on our websites and mobile applications as well as on our relationships with real estate developer or agent customers.

A number of factors may negatively affect the volume of traffic to our websites and applications, including but not limited to:

•

Changes to the algorithms or terms of service of search engines or a general decline in the effectiveness of our search engine optimization activities and tools that cause our websites either to be ranked lower or be excluded from search results presented on those search engines. Search engines, in particular Google, are a key driver of consumer traffic to our websites and applications, so we depend heavily on strong organic search rankings for our websites. If we are unable to quickly recognize and adapt to adverse changes in our search results, the level of traffic to our websites and applications could be adversely impacted;

•	Service disruptions or outages at search engines and other third-party suppliers that we rely on to drive traffic to our websites and applications;

•

Security breaches or negative publicity that affect consumer confidence in our brand, which may also detract from the level of traffic to our websites and applications, as could a failure of our information technology and communication systems that result in our websites being unavailable for a prolonged period of time;

•

The level at which our sales and marketing processes remain successful in directing property seekers to our platform and attracting engaged property seekers, any decline in which could have an adverse impact on traffic;

•

The quality of traffic that we maintain. It is important for us to attract engaged property seekers who are genuinely looking to purchase or rent property, as opposed to casual browsers or web-surfers. If we are unable to attract engaged property seekers, agents and property developers may be less likely to purchase our products and services, and the consequential reduction in listings and advertising may further adversely affect the quality and level of traffic to our websites and applications; and

•

Changes to the mobile application marketplaces on which we rely to connect users with our mobile applications, such as Apple’s App Store and Google Play. These marketplaces may change in a way that negatively affects the prominence of, or ease or ability with which, users can access our mobile applications, which could have a material negative effect on our business, financial condition and results of operations. The creation of new, or enforcement of existing, policies on the use of third party payment systems or commission models by mobile application marketplaces could adversely impact our profitability and financial results.

Any inability to attract a sufficient level of traffic to our websites and applications for the foregoing or other reasons could adversely affect our business, financial condition and results of operations.

We operate in a highly competitive and rapidly changing industry, which could impair our ability to attract users of our products, which could adversely affect our business, results of operations and financial condition.

We face competition to attract consumers to our websites and mobile applications and to attract real estate and property developer customers to purchase our products and services. The markets for online real estate advertising and property technology services in our Priority Markets are highly competitive and rapidly changing. In addition to competing with traditional media sources for a share of advertisers’ overall marketing budgets, our business is subject to the risk of digital and other disruption. Our success depends on our ability to continue to attract additional consumers to our websites and mobile applications. Existing or new competitors could increase their product offerings or develop new products or technology that compete with ours.

For example, Southeast Asia is at a very early stage of the introduction of a digital property agency business model which involves end-to-end ownership of the property seeker lifecycle. Under this business model, property seekers discover listings on the digital platform and are then introduced to agents employed by the same company which maintains the digital listing. These agents help the seeker buy their home. This business model is still achieving maturity in markets such as the United Kingdom and the United States. Our Priority Markets are seeing the very first early-stage digital agencies testing the viability of this business model. Although at present many of these digital agencies still rely on our online marketplaces to drive traffic and awareness to their leads, there is a risk that these business models may become more popular and supplant our digital marketplaces.

Furthermore, large companies with strong brand awareness in international markets or global search engines and social media sites may decide to enter the real estate market and start advertising property on their existing or new platforms, which could increase competition in our Priority Markets and may have a materially adverse effect on our business. These companies could devote greater technical and other resources than we have available, have a more accelerated time frame for deployment and leverage their existing user bases and proprietary technologies to provide products and services that consumers might view as superior to our offerings. Any of our future or existing competitors may introduce different solutions that attract consumers or provide solutions similar to our own but with better branding or marketing resources or cross-subsidize and lower their advertising rates. If we are unable to continue to grow the number of consumers who use our websites and mobile applications, our business, financial condition and results of operations could be adversely affected.

We compete to attract customers with media sites, including but not limited to other companies that operate digital property classifieds marketplaces in our Priority Markets and agent and property developer websites. We also compete for a share of advertisers’ overall marketing budgets with traditional media such as television, magazines, newspapers and home/apartment guide publications. To compete successfully for customers against future and existing competitors, we must continue to invest resources in developing our advertising platform and proving the effectiveness and relevance of our advertising products and services. New business models frequently emerge in our industry and may require us to modify our own business model or offerings in order to continue to compete effectively. For example, we may in the future face new competition from digital companies that use data to buy properties instantly from sellers, renovate/repair and then re-sell the property online at a profit. Additionally, competitors may drive traffic away from our platform and increase their market share through aggressive or high-spend marketing campaigns, or prolonged price discounting.

We may fail to anticipate these movements and lose market share as a consequence, which may be difficult to regain quickly or at all. Pressure from competitors seeking to acquire a greater share of customers’ overall marketing budget could adversely affect our pricing and margins and lower our revenue and increase our marketing expenses. The actions of our competitors and new market entrants could also force us to undertake substantial investment in updating or improving our current technology platforms and product offering. There is no guarantee that we will be successful in developing new products and we may not receive revenues from these investments for several years, or may not realize such benefits at all, which may have an adverse effect on our business, financial condition and results of operations.

If we are unable to compete successfully against our existing or future competitors, our business, financial condition and results of operations could be adversely affected.

Our business, financial condition and operating results may be significantly impacted by general economic conditions and the health of the real estate industry in our Priority Markets.

Our financial performance is influenced by the overall condition of the real estate markets in the Priority Markets in which we operate. Each of these real estate markets are affected by various macroeconomic factors outside our control (which by their nature are cyclical and subject to change). These factors include interest rates, the general market outlook for economic growth, unemployment and consumer confidence. These factors are also affected by government policy and regulations that may change.

In general, around half of our revenue from our property developers business tends to be derived from advertising activities to promote sales of residences in new property developments (which we refer to as “primary listings” to distinguish them from “secondary” sales of already existing residential properties). Given the longer lead times required to develop and market new property developments, these primary listings may prove more volatile than secondary listings, as economic uncertainty (over a longer period) may have a greater adverse impact on the rate and extent of new property development activity and could result in fewer primary listings. In addition, most agents in our Priority Markets are effectively self-employed individuals who are largely commission remunerated and may leave the industry when market conditions deteriorate sufficiently. Accordingly, a property downturn could cause a decline in the number of agents and developers, reduce demand for our products and services or reduce our ability to increase prices in light of subdued market conditions. For example, in Singapore, our agent customers reduced their discretionary spending in 2020 due to the COVID-19 pandemic. The cyclical nature of the real estate market also has an effect, where the real estate market in each country or major city tends to rise and fall in line with economic prosperity and sentiment in that country or city (noting Priority Markets generally operate independently of one another). These macroeconomic factors, along with regulatory and political changes, also contribute to the availability of credit to purchasers, which is a main driver of housing price accretion and capability to transact.

Changes in the structure of the real estate markets in which we operate could also adversely impact our business. For example, a reduction in the customary rate of commissions earned by real estate agents from property sales could reduce agents’ capacity to pay for our products and services and could prevent us from increasing prices or even require us to reduce our subscription fees or the prices of our discretionary credits, which could have an adverse effect on our business and financial performance. This risk would be more pronounced in Vietnam where our business derives most of its revenue from agent discretionary revenue given our pay-as-you-go model in the country. Similarly, if larger agencies, rather than individual agents, become comparatively more important as a source of revenue, this could increase customer pricing power, could prevent us from increasing prices or put pressure on our existing pricing and could develop into us competing with such agencies’ own websites or platforms.

We may also encounter unanticipated problems (including but not limited to in the regulatory environment) as we continue to refine our business model and may be forced to make significant changes to our anticipated sales and revenue models to compete with our competitors’ offerings.

The occurrence of any of these factors could adversely affect our business, financial condition and results of operations.

Our business is subject to legal and regulatory risks that could have an adverse impact on our business and prospects.

Increased regulation, changes in existing regulation or increased government intervention in our industry may adversely affect our business, results of operations and financial condition. Focus areas of regulatory risk we are exposed to include, among others: (i) evolution of laws and regulations applicable to digital property portals or online advertising in general, (ii) various forms of data regulation such as data privacy, data localization, data portability, cybersecurity and advertising or marketing, (iii) anti-trust and competition regulations, (iv) economic regulations such as price and supply regulation, (v) foreign ownership restrictions, (vi) artificial intelligence regulation and (vii) regulations regarding the provision of online services, including but not limited to with respect to the internet, mobile devices and e-commerce. For example, we and our agents and developers may be subject to stringent compliance requirements, including but not limited to privacy and security standards for handling data, which could impact the manner in which we provide our services. Further, regulators have imposed guidelines for use of cloud computing services that mandate specific controls to be located in a particular jurisdiction or require financial services enterprises to obtain regulatory approval prior to outsourcing certain functions.

In addition, we may not be able to obtain all the licenses, permits and approvals that may be necessary to provide the products and services that we may seek to offer in the future. Our Vietnamese business, Do Thi Media Service Company Limited (“Do Thi”), is in the process of obtaining a business license for e-commerce service from the Ho Chi Minh City Department of Industry and Trade and the Ministry of Industry and Trade. Although we expect the license to be granted in the near term, there can be no assurance that the license will be granted in a timely manner or at all, including but not limited to due to the exercise of discretion by the relevant authorities or delays beyond our control (such as the impact of the COVID-19 pandemic on government and business activity in Vietnam). Relevant laws and regulations, as well as their interpretations, may be unclear or may evolve in certain jurisdictions. This can make it difficult for us to assess which licenses and approvals are necessary for our business, or the processes for obtaining such licenses in certain jurisdictions. For these reasons, we also cannot be certain that we will be able to maintain the licenses and approvals that we have previously obtained, or that once they expire, we will be able to renew them. We cannot be sure that our interpretations of the rules and their exemptions have been or will be consistent with those of the local regulators. As we expand our businesses, and in particular our mortgage business and our future Fintech and data services growth initiatives, we may be required to obtain new licenses and comply with additional laws and regulations in the markets in which we plan to operate.

Government and regulatory policies could also have a significant impact on real estate markets and, in turn, our revenues. For example, in 2018, the Singapore Government introduced regulations to raise Additional Buyer’s Stamp Duty rates and tighten loan-to-value limits on residential property purchases, in an effort to slow the real estate market and regulate price increases. This negatively impacted property demand and demand for our products and services. A significant change in one or more of these factors or policies in any of our Priority Markets can adversely impact real estate markets, which may reduce the demand for our platform and/or products and services and could adversely affect our business, financial condition and results of operations.

Our ability to attract, train and retain executives and other qualified employees is critical to our business, results of operations and future growth.

Our business depends on successfully hiring and retaining key employees in senior management, sales and marketing and information technology. We require highly qualified and skilled employees, including but not limited to country managers, to generate revenue and maintain customer relationships with real estate agents and developers, along with computer programmers, software engineers and data technicians (who are in high demand by technology companies operating in Southeast Asia) to develop new products and maintain and enhance existing ones.

Competition for qualified employees in our industry could become more intense. We have given heightened focus to the retention and career planning for key technology personnel due to the highly competitive employment market across our Priority Markets, especially in Singapore. If we are unable to retain or attract high quality employees required for our business activities, or replace the loss of any key personnel, or are required to materially increase the amount we offer in remuneration to secure the employment of key personnel, our operating and financial performance could be adversely affected.

We depend on our agents business for a significant portion of our revenue.

In the past we have derived and, as of the date of this proxy statement/prospectus, we believe that we will continue to derive, a significant portion of our revenue from our agents business across Southeast Asia and, in particular, in Singapore. In the six months ended June 30, 2021, agent revenue accounted for 83.0% of our revenue, and 60.0% of our agent revenue was generated from Singapore. In 2020, agent revenue accounted for 80.1% of our revenue, and 60.4% of our agent revenue was generated from Singapore. In 2019, agent revenue accounted for 72.9% of our revenue, and 59.7% of our agent revenue was generated from Singapore. Adverse developments affecting business activity in Singapore or our agents business may have a material adverse effect on our business, financial condition and results of operations. There can be no assurance that we will be able to sustain the number of agents and digital property listings necessary to maintain and grow our agents business in Singapore or in general. Furthermore, there can be no assurance that we will succeed in expanding our agents business outside of Singapore or in growing our developers, Fintech and data services.

Our operations and investments are located in Southeast Asia and we are therefore exposed to various risks inherent in operating and investing in the region.

Our Priority Markets are in Singapore, Vietnam, Malaysia, Thailand and Indonesia, which means that other than assets located in and most of the income derived from our Singapore business, our assets and income are located in emerging market countries. Emerging market countries are typically subject to greater political, policy, legal, economic, taxation and other risks and uncertainties, including but not limited to the risk of expropriation, nationalization and commercial or governmental disputes, inflation, interest rate and currency fluctuations and greater difficulty in enforcing or collecting payment against contracts or in having certainty that all required governmental and regulatory approvals necessary to run our business are in place and will be renewed. Asian markets are inherently non-homogenous and require bespoke business models for each country in which we operate which adds complexity and reduces economies of scale.

Emerging market countries where we operate may have less sophisticated legal, taxation and regulatory systems and frameworks, including but not limited to unexpected changes in, or inconsistent application, interpretation or enforcement of, applicable laws and regulatory requirements. In particular, because legislation and other laws and regulations in emerging markets are often undeveloped, it is frequently difficult to interpret those laws and regulations with certainty. Regulatory authorities may adopt different interpretations to PubCo or may revise laws, regulations or interpretations, potentially with retrospective effect, in ways that adversely affect our business, financial condition and/or results of operations. This gives rise to increased risks relating to labor practices, foreign ownership restrictions, tax regulation and enforcement, difficulty in enforcing contracts, changes to or uncertainty in the relevant legal and regulatory regimes and other issues in the markets where we operate or may in the future operate. Such risks could interrupt or adversely impact some or all of our business and may adversely affect our business, financial condition and results of operations.

Most of our Priority Markets have experienced political and social instability at various times in the past, including but not limited to acts of political violence and civil unrest. These countries also have been subject to a number of terrorist attacks and other destabilizing events, which have led to economic and social volatility. There can be no assurance that similar destabilizing events will not occur in the future. Any such destabilizing events could interrupt and adversely affect our business, financial condition and results of operations. For example, in August 2021, Malaysian prime minister Muhyiddin Yassin resigned from his position after losing majority support from the Malaysian parliament, and Malaysia’s King Al-Sultan Abdullah named Ismail Sabri Yaakob as the country’s new prime minister. We continue to monitor the effect of these recent political developments on Malaysia’s real estate market and our business.

Investors should also note that emerging markets are also subject to rapid change. An increase in the perceived risks associated with investing in emerging economies could reduce foreign investment in our Priority Markets, which may have a materially adverse impact on the real estate markets in those places, or make it more difficult for us to obtain debt and equity financing, which could adversely affect our financial capacity to meet our business objectives and therefore adversely affect our business, financial condition and results of operations.

We conduct business in certain countries where there is a heightened risk of fraud and corruption due to local business practices and customs. Fraud and corruption may have an adverse impact on our reputation if any property developers who use our digital property classifieds marketplaces or our SaaS solution, or any other counterparties with whom we deal or contract in any aspect of our business, engage in fraud, bribery or corrupt practices, particularly in order to secure government involvement in, or approvals of, new development projects and to grant permits and development approvals.

Our strategic investments and acquisitions may not bring us anticipated benefits, may pose integration challenges and may divert the attention of management, and we may not be successful in pursuing future investments and acquisitions.

We have completed strategic acquisitions in the past and plan to explore additional acquisitions in the future. For example, we acquired Batdongsan.com.vn in Vietnam in 2018 and Ensign, which owned the Asia Property Awards business, in 2016. On August 3, 2021, through our acquisition of the Panama Group, we acquired iProperty’s (a subsidiary of REA Group) Malaysia and Thailand property portal businesses, iProperty.com.my, thinkofliving.com and Prakard.com.

Strategic acquisitions and the subsequent integration of new businesses and assets with our businesses can require significant attention from our management and result in a diversion of resources from our existing business, which in turn could adversely affect our business operations. There is a risk that acquisitions, such as our recent acquisition of the Panama Group, may fail to meet our strategic objectives or that the acquired business may not perform in line with expectations. The process of integrating an acquired company, business or technology may also create unforeseen operating difficulties and expenditures, and we may fail to achieve expected synergies, cost savings, returns and other benefits as a result of integration challenges. There is also a risk that customers of acquired businesses do not continue using our platform, if, for example, they are unwilling to pay higher prices. Our acquisitions could also fail to achieve anticipated revenue, earnings, or cash flow, and we may be unable to maintain the key customers, business relationships, suppliers, and brand potential of our acquisitions. In addition, there may be difficulties and expenses in assimilating particular investments or acquisitions, such as their operations, products, technology, privacy protection systems, information systems or personnel. In addition, there could be challenges and increased demands on our personnel associated with the management of additional platforms and revenue streams. Any such negative developments could adversely affect our business, financial condition and results of operations.

Strategic investments or acquisitions inherently involve the risk of incurring liability for the past acts, omissions or liabilities of the acquired business that are unforeseen or greater than anticipated. In such cases, we may be subject to legal, operational, tax and other risks, and our financial and operating performance and growth prospects may be adversely impacted and our reputation may be harmed. We may continue to be exposed to such risks and liabilities for a period after our acquisition or investment as we review and integrate our acquisitions and, where necessary, improve the acquired business’ reporting, compliance and other functions.

While we expect to undertake due diligence investigations in respect of our acquisitions, and may engage external advisors to provide us with reports on due diligence matters, we may not be able to identify all risks (including but not limited to as to finance, legal, operational or tax matters) or be able to verify the accuracy, reliability or completeness of information obtained during our diligence investigations. These risks may increase when there are limitations or restrictions on the scope or nature of the due diligence that we are able to undertake in connection with the acquisition of a business, assets or technology. In addition, we may only be able to obtain limited contractual representations, warranties and indemnities from the sellers in respect of the adequacy or accuracy of the information and materials disclosed by them to us during the due diligence process and in respect of other material matters relating to the acquired business or the acquisition. The representations, warranties and indemnities provided by the sellers may be limited in scope or duration and may also be difficult to enforce in the relevant jurisdictions. There is also a risk that the sellers may withhold material information from us during our due diligence investigations, and may make misrepresentations to us or third parties relating to the operational and financial performance and financial condition of the business we are acquiring, including but not limited to in relation to operational, business, financial, taxation and compliance matters. If any of the information provided by or on behalf of a seller or third parties with whom we engage as part of the due diligence process is incomplete, incorrect, inaccurate or misleading, or if material information is withheld from us, we may not identify all of the risks of the business, assets or technology we are acquiring, the business, assets or technology may not perform as we expected, and we may incur unanticipated costs and liabilities. We may also incur unanticipated costs and liabilities if we fail to honor the representations, warranties and indemnities that we provide to counterparties in connection with strategic investments or acquisitions.

If an acquisition underperforms or there are material deviations in the quality or nature of acquired assets versus what was envisaged during due diligence and negotiation of such acquisition, this may result in impairments to the carrying values of assets on the balance sheet including but not limited to goodwill and intangible assets. These impairments may adversely impact our financial condition and results of operations and the confidence of shareholders, financial lenders or agents and employees.

We may not be successful in implementing our growth strategies and our business could suffer if we do not successfully manage our growth.

We have identified a number of potential adjacent growth opportunities such as data, Fintech, home services (including but not limited to contractor and moving services) and developer operating systems. Though we may expand our operations into adjacent offerings, there is no guarantee we will be able to monetize these opportunities. New products and services may have a higher degree of risk, as they may involve new offerings with which we have limited or no prior development or operating experience. There can be no assurance that customer or consumer demand for such offerings will materialize or be sustained at the levels that we anticipate, that we will be able to successfully manage the development and delivery of such offerings, or that any of these offerings will gain sufficient market acceptance to generate sufficient revenue to offset associated expenses or liabilities. We may also be subject to pressure from existing and future competitors in any new offerings, and it is also possible that offerings developed by others will render our offerings noncompetitive or obsolete. Further, these efforts may entail investments in our systems and infrastructure and increased legal and regulatory compliance expenses, could distract management from current operations, and may divert capital and other resources from our more established offerings and geographies. Even if we are successful in developing new offerings, regulatory authorities may subject us or our customers and consumers to new regulatory regimes (including but not limited to Fintech), rules, taxes, or restrictions or more aggressively enforce existing rules, taxes, or restrictions, that could increase our expenses or prevent us from successfully commercializing these initiatives. We may be exposed to risks due to our unfamiliarity with the relevant laws and regulations, potentially leading to misinterpretation and/or non-compliance. If we do not realize the expected benefits of our investments, we may fail to grow and our business, financial condition and results of operations may be adversely affected.

We may need to raise additional capital to grow our business and we may not be able to raise additional capital on terms acceptable to us, or at all.

We have funded our operations since inception primarily through equity and debt financings and revenue generated from our business. Growing and operating our business, including but not limited to through the development of new and enhanced products and services, may require significant cash outlays, liquidity reserves and capital expenditures. If cash on hand, cash generated from operations and cash equivalents and investment balances are not sufficient to meet our cash and liquidity needs, we may need to seek additional capital and we may not be able to raise the necessary cash on terms acceptable to us, or at all. Financing arrangements we pursue or assume, including but not limited to debt or equity financing, may require us to grant certain rights, take certain actions, or agree to certain restrictions, that could negatively impact our business. Equity financing, or debt financing that is convertible into equity, could also result in additional dilution to our existing shareholders. If additional capital is not available to us on terms acceptable to us or at all, we may need to modify our business plans, which could adversely affect our business, financial condition and results of operations.

Our historical financial results and the unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement/prospectus may not be indicative of our future consolidated results of operations or financial condition going forward, and our unaudited pro forma condensed combined financial statements included elsewhere in this proxy statement/prospectus may not be indicative of what our actual financial position or results of operations would have been.

The unaudited pro forma condensed combined financial statements in this proxy statement/prospectus are presented for illustrative purposes only and has been prepared based on a number of assumptions including, but not limited to: (i) assuming no redemptions: this presentation assumes that no Bridgetown 2 public shareholders exercise redemption rights with respect to their Class A Ordinary Shares; and (ii) assuming maximum redemptions: this presentation assumes that 27,262,029 of the Bridgetown 2 public shares are redeemed for their respective pro rata shares of the funds in Bridgetown 2’s trust account, which is derived from the number of shares that could be redeemed in connection with the Business Combination assuming i) a redemption price of $10.00 per share and ii) funds in the amount of $299,007,509 held in the Trust Account as of June 30, 2021, such that Bridgetown 2 would still satisfy the requirement to have at least $5,000,001 in net tangible assets either immediately prior to or upon consummation of the Business Combination. As of June 30, 2021, Bridgetown 2 has total assets of $300,769,537, of which $299,007,509 are investments held in the Trust Account. Accordingly, such pro forma condensed combined financial statements may not be indicative of our future operating or financial performance and our actual financial condition and results of operations may vary materially from our pro forma results of operations and balance sheet contained elsewhere in this proxy statement/prospectus, including but not limited to as a result of such assumptions not being accurate. See the section titled “Unaudited Pro Forma Condensed Combined Financial Statements.”

Similarly, our historical financial results and pro forma financial information included in this proxy statement/prospectus may not reflect the financial condition, results of operations or cash flows we would have achieved as a combined company during the periods presented or those that we will achieve in the future. This is primarily the result of the following factors: (i) we will incur additional ongoing costs as a result of the Business Combination, including but not limited to costs related to public company reporting, investor relations and compliance with the Sarbanes-Oxley Act; and (ii) our capital structure will be different from that reflected in our historical financial statements. Our financial condition and future results of operations could be materially different from amounts reflected in its historical financial statements and pro forma financial information included elsewhere in this proxy statement/prospectus, so it may be difficult for investors to compare our future results to historical results and pro forma financial information or to evaluate our relative performance or trends in our business. In addition, our operating results are not predictable and our historical results and pro forma financial information may not be indicative of our future results.

The projected financial and operating information in this proxy statement/prospectus relies in large part upon assumptions and analyses developed by us. If these assumptions or analyses prove to be incorrect, our actual operating results may be materially different from our forecasted results.

The projected financial and operating information appearing elsewhere in this proxy statement/prospectus reflect current estimates of our future performance and incorporate certain financial and operational assumptions, including but not limited to:

•

lifting of previously implemented safe distancing government orders in our Priority Markets, resumption of international travel, the ability of agents to hold in-person viewings and continued economic recovery from the COVID-19 pandemic in 2021. In 2022 and beyond, we assume that the number of COVID-19 cases gradually decrease in our Priority Markets and other markets where we operate, vaccine roll-outs are successful and are not undermined by new COVID-19 variants and that there is no resumption of any form of movement control or stay-at-home orders that would adversely impact the real estate market or the pace of general economic recovery;

•	expected contributions to our business, particularly in Malaysia, from the Panama Group that we acquired in 2021;

•	in relation to revenue generated from agents, ARPA growth driven by depth product offerings and agent acquisitions in growth markets;

•

in relation to revenue generated from developers, our ability to offer a performance-focused value proposition, the continued innovation of our PropertyGuru FastKey offering and offline-to-online migration; and

•	the expansion of our business into Fintech (mortgage and property insurance) and data services (valuation and data consultancy) over the long term.

The assumptions that underlie our projections are preliminary and there can be no assurance that our actual results will be in line with our expectations. The projections cover multiple years and such financial projections, by their nature, become subject to greater uncertainty with each succeeding year. In addition, whether actual operating and financial results and business developments will be consistent with our expectations and assumptions as reflected in our forecast depends on various factors, many of which are outside our control, including but not limited to those stated elsewhere in this “Risk Factors” section and the following:

•	our ability to complete strategic acquisitions in the future;

•	our ability to integrate acquisitions successfully;

•	our ability to manage our anticipated growth;

•	whether we can retain our existing, and attract new, customers;

•	competition, including from established and future competitors;

•	our ability to retain existing key management, to integrate recent hires and to attract, retain and motivate qualified personnel;

•	the overall strength and stability of economies in our Priority Markets and elsewhere in Asia;

•	regulatory, legislative and political changes; and

•	consumer preferences and spending habits.

Unfavorable changes in any of these or other factors, most of which are beyond our control, could adversely affect our business, financial condition and results of operations and cause our actual results to differ materially from the projections contained in this proxy statement/prospectus.

The Initial Projections and the Updated Outlook have been prepared by PropertyGuru’s management. Investors should note that the Initial Projections and the Updated Outlook have not been independently verified or confirmed by Bridgetown 2 or any third party. In particular, none of PricewaterhouseCoopers LLP, Ernst & Young PLT or WithumSmith+Brown, PC have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Initial Projections or the Updated Outlook, and none of them have expressed an opinion or any other form of assurance with respect to the Initial Projections or the Updated Outlook.

Catastrophic events may disrupt our business.

Natural disasters or other catastrophic events may cause damage or disruption to our operations, real estate commerce, and the global economy, and thus could harm our business. In particular, the COVID-19 pandemic, including but not limited to the reactions of governments, markets, and the general public, may result in adverse consequences for our business and results of operations, the details of which would be difficult to predict. These catastrophic events may also cause an adverse change in investor sentiment with respect to our business specifically or the stock market more generally, which could have a negative impact on the value of the PubCo Ordinary Shares.

In the event of a major earthquake, hurricane, windstorm, tornado, flood or catastrophic event such as pandemic, fire, power loss, telecommunications failure, cyber-attack, war, or terrorist attack, we may be unable to continue our operations and may endure reputational harm, delays in developing our platform and solutions, disruptions to our technology platform and infrastructure, disruptions to or breaches of our data security systems, loss of or unauthorized access to critical data, and substantial additional costs, all of which could harm our business, results of operations and financial condition. Also, the insurance we maintain would likely not be adequate to cover our losses resulting from such disasters or other business interruptions.

As we grow our business, the need for business continuity planning and disaster recovery plans will grow in significance. If we are unable to develop adequate plans to ensure that our business functions continue to operate during and after a disaster, and successfully execute on those plans in the event of a disaster or emergency, our business, financial condition and results of operations could be harmed.

Some of our potential losses may not be covered by insurance. We may not be able to obtain or maintain adequate insurance coverage.

We maintain insurance to cover costs and losses from certain risk exposures in the ordinary course of our operations. We are responsible for certain retentions and deductibles that vary by policy, and we may suffer losses that exceed our insurance coverage by a material amount. We may also incur costs or suffer losses arising from events against which we have no insurance coverage. In addition, large scale market trends or the occurrence of adverse events in our business may raise our cost of procuring insurance or limit the amount or type of insurance we are able to secure. We may not be able to maintain our current coverage, or obtain new coverage in the future (including but not limited to coverage for our directors and executive officers), on commercially reasonable terms or at all. Our insurance policies do not cover 100% of the costs and losses from the events that they are intended to insure against. There are certain losses, including but not limited to losses from floods, fires, earthquakes, wind, pollution, certain environmental hazards, security breaches, litigation, regulatory action, and others for which we may not be insured because it may not be deemed economically feasible or prudent to do so, among other reasons. Any losses resulting from lack of insurance coverage could adversely affect our business, financial condition and results of operations.

If the methodologies we use to assess property values on our platform are inaccurate, it could have an adverse effect on our business, financial condition and results of operation.

We appraise property on our platform based on various factors, including but not limited to our knowledge of the real estate markets in which we operate. The property valuations presented on our platform are generated through, among other things, analysis of prior sales of similar properties (by location and/or type) and analysis of the demand for similar properties on our own websites. While we may seek to confirm or supplement the information provided in such a request through our own due diligence, we may rely on the information supplied to us by prospective sellers to make offer decisions, and we cannot be certain that this information is accurate. If owner-supplied information is inaccurate, we may make poor or imperfect pricing decisions including but not limited to those due to undisclosed issues, conditions or defects. Inaccurate property valuations may have a negative impact on our brand and consumer satisfaction, which could have an adverse effect on our business, financial condition and results of operation.

Improper, illegal or otherwise inappropriate activity by agents, developers or other third parties could harm our business and reputation and expose us to liability.

We are exposed to potential risks and liabilities arising from improper, illegal or otherwise inappropriate activity taken by customers who use our platform and any other third parties with whom we partner or transact from time to time. There can be no assurance that we will be able to identify and address all instances of improper, illegal or otherwise inappropriate activity on, or facilitated by or through, our platform in a timely manner or at all. Such inappropriate activity may give rise to customer or third-party claims and customers or the general public may lose confidence in our platform and our brand.

We have identified material weaknesses in our internal control over financial reporting and may identify additional material weaknesses in the future or fail to maintain an effective system of internal control over financial reporting, which may result in material misstatements of our consolidated financial statements or cause us to fail to meet our periodic reporting obligations, which may adversely affect investor confidence in PubCo and, as a result, the value of PubCo’s shares.

We have identified material weaknesses in our internal control over financial reporting. A material weakness is a deficiency, or combination of deficiencies, in internal controls such that there is a reasonable possibility that a material misstatement of PropertyGuru’s annual or interim financial statements will not be prevented or detected on a timely basis. Certain of these material weaknesses resulted in immaterial audit adjustments to several accounts and disclosures.

The material weaknesses are as follows:

1.

We have insufficient accounting and financial reporting personnel with the necessary knowledge and experience with respect to the SEC’s rules and regulations and the internal control over financial reporting requirements of the Sarbanes-Oxley Act of 2002;

2.

We do not perform detailed process-level risk assessments over significant classes of transactions and, therefore, have not formally documented and do not monitor the operating effectiveness of all key internal controls over financial reporting, including management review controls in areas of estimation and judgment;

3.

We have not formally documented and do not monitor the operating effectiveness of information technology general controls for information systems that are relevant to the preparation of the financial statements; and

4.

We have not formally documented and do not monitor the operating effectiveness of accounting policies, procedures, or controls over the preparation, analysis and review of our financial statements and related disclosures, including controls relating to account reconciliations, estimates, and journal entries.

While we plan to take measures to remedy these material weaknesses and control deficiencies, we cannot predict the success of such measures or the outcome of our assessment of these measures or the time it will take to remedy such deficiencies, assuming we are able to do so. We can give no assurance that these measures will remediate the material weaknesses in internal control or control deficiencies or that additional material weaknesses or significant deficiencies in our internal control over financial reporting will not be identified in the future. Our failure to implement and maintain effective internal control over financial reporting could result in errors in our financial statements that may lead to a restatement of our financial statements or cause us to fail to meet our reporting obligations.

Our management may in the future conclude that our internal control over financial reporting is not effective. Moreover, even if our management concludes that our internal control over financial reporting is effective, our independent registered public accounting firm, after conducting its own independent testing, may issue a report that is qualified if it concludes that we have not maintained, in all material respects, effective internal control over financial reporting based on criteria established in Internal Control - Integrated Framework (2013) issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO). During the course of documenting and testing our internal control procedures, in order to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002, we may identify other weaknesses and deficiencies in our internal control over financial reporting. If we fail to maintain the adequacy of our internal control over financial reporting, we may not be able to conclude on an ongoing basis that we have effective internal control over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act of 2002. If we fail to achieve and maintain an effective internal control environment, we could suffer material misstatements in our financial statements and fail to meet our reporting obligations, which would likely cause investors to lose confidence in our reported financial information. This could in turn limit our access to capital markets, harm our results of operations, and lead to a decline in the trading price of our ordinary shares. Additionally, ineffective internal control over financial reporting could expose us to increased risk of fraud or misuse of corporate assets and subject us to potential delisting from the stock exchange on which we list, regulatory investigations and civil or criminal sanctions.

After we become a public company, our reporting obligations may place a significant strain on our management, operational and financial resources and systems for the foreseeable future. Section 404 of the Sarbanes-Oxley Act requires that PubCo include a report from management on the effectiveness of PubCo’s internal control over financial reporting in PubCo’s annual report on Form 20-F beginning with its second annual report on Form 20-F after becoming a public company. In addition, once PubCo ceases to be an “emerging growth company” as such term is defined in the JOBS Act, PubCo’s independent registered public accounting firm must attest to and report on the effectiveness of our internal control over financial reporting. We may be unable to timely complete our evaluation testing and any required remediation. In addition, because PubCo will be an “emerging growth company” and intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that PubCo’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting, any remedial measures that we take to remedy material weaknesses and control deficiencies may not be independently verified by an independent third party.

The growth and expansion of our business may place a significant strain on our operational and financial resources in the future. As we continue to grow, we may not be able to successfully implement requisite improvements to our internal control systems, controls and processes, such as system access and change management controls, in a timely or efficient manner. Our failure to improve our systems and processes, or their failure to operate in the intended manner, whether as a result of the growth of our business or otherwise, may result in our inability to accurately forecast our revenue and expenses, or to prevent certain losses. Moreover, the failure of our systems and processes could undermine our ability to provide accurate, timely and reliable reports on our financial and operating results and could impact the effectiveness of our internal control over financial reporting.

Unfavorable media coverage could harm our business, financial condition, and results of operations.

We are the subject of media coverage from time to time. Unfavorable publicity regarding our business model, revenue model, customer and consumer support, technology, platform changes, platform quality, privacy or security practices, or management team could adversely affect our reputation and brand and our ability retain existing and attract new customers and consumers, which could adversely affect our business, financial condition, and results of operations. As we continue to implement our growth strategy and expand our business, any future issues that draw media coverage could have an amplified negative effect on our reputation and brand. In addition, negative publicity garnered by our customers may also indirectly affect us and damage our reputation and brand, even if the negative attention is not directly related to us. Any negative publicity that we may receive could diminish confidence in, and the use of, our platform, which could have an adverse effect on our business, financial condition and results of operation.

Industry data, projections and estimates contained in this proxy statement/prospectus are inherently uncertain and subject to interpretation. Accordingly, you should not place undue reliance on such information.

This proxy statement/prospectus contains market and industry data, estimates and statistics obtained from third-party sources, including Frost & Sullivan. This data includes estimates and forecasts regarding urbanization, GDP per capita, digitalization, online penetration of real estate advertising expenditure, total addressable market, engagement market share and organic traffic. While we believe such information to be reliable in general, we have not independently verified the accuracy or completeness of any such third-party information. Such information may not have been prepared on a comparable basis or may not be consistent with other sources. Similarly, this proxy statement/prospectus contains information based on or derived from internal company surveys, studies and research that has not been independently verified by third-party sources.

Industry data, projections and estimates are subject to inherent uncertainty as they necessarily require certain assumptions and judgments. Moreover, geographic markets and the industries we operate in are not rigidly defined or subject to standard definitions. Accordingly, our use of the terms referring to our geographic markets and industries such as online real estate advertising and property technology may be subject to interpretation, and the resulting industry data, projections and estimates may not be reliable. For these reasons, you should not place undue reliance on such information.

Fluctuations in foreign currency exchange rates will affect our financial results, which we report in Singapore Dollars.

We operate in multiple jurisdictions, which exposes us to the effects of fluctuations in currency exchange rates. We earn revenue in Singaporean Dollars, Indonesian Rupiah, Thai Baht, Vietnamese Dong and Malaysian Ringgit among other currencies. Our consolidated financial statements are presented in Singapore Dollars, which is the functional currency of PropertyGuru. Fluctuations in the exchange rates between the various currencies that we use could result in expenses being higher and revenue being lower than would be the case if exchange rates were stable. We cannot assure you that movements in foreign currency exchange rates will not have a material adverse effect on our results of operations in future periods. Furthermore, a substantial amount of our revenue is denominated in emerging markets currencies. Because fluctuations in the value of emerging markets currencies are not necessarily correlated, there can be no assurance that our results of operations will not be adversely affected by such volatility.

Risks Related to PropertyGuru’s Intellectual Property and Technology

Any failure to protect our information technology systems and platforms against security breaches (which includes physical and/or cybersecurity breaches either by external actors or rogue employees) or otherwise protect our confidential information or our platform users’ personally identifiable information could damage our reputation and brand and adversely affect our business, reputation, financial condition and results of operations.

Our information technology systems, including but not limited to online platforms, payment systems and certain third-party systems we use, store, analyze, process, handle and transmit confidential, proprietary and commercially sensitive information as well as personally identifiable information, entrusted to us by platform users. While we have implemented various procedures and controls intended to (i) increase the security for the confidential information held on (a) our premises, (b) our information technology systems, and (c) certain third party systems we use, and (ii) monitor and mitigate security and cybersecurity threats, there is a risk that the measures we take to protect such information and data are insufficient to prevent security breaches or other unauthorized access or disclosure of the information and data. Any security breach, data loss, or other compromise, including but not limited to those resulting from a cybersecurity attack, phishing attack, or any unauthorized access, unauthorized usage, virus or similar breach or disruption, whether intentional or inadvertent, could result in the access, public disclosure, loss or theft of our customers’ and employees’ confidential, sensitive and personal information, which could negatively affect our ability to attract new customers, result in significant reputational damage and subject us to significant lawsuits, regulatory fines, or other actions or liabilities, any of which could materially and adversely affect our business, reputation, financial condition and results of operations.

Further, we use a combination of third-party cloud computing services and co-located data centers. We do not control the physical operation of the co-located data centers we use or the operations of third-party cloud providers. Our and third-party operations may be exposed to security risks including but not limited to theft, computer viruses, denial-of-service attacks and other vulnerabilities out of our control. Any interruptions or delays in services from third parties could impair the delivery of our products and offerings and adversely affect our business, reputation, financial condition and results of operations.

Our platform is constituted of many components and incorporates software that is intricately integrated with our business processes. Our business is dependent upon our ability to prevent system interruption on our platform. Our software, including but not limited to open-source software that is incorporated into our code, may now or in the future contain undetected errors, bugs, or vulnerabilities. Some errors in our software code may only be discovered after the code has been released. Viruses, worms and other malicious software programs, such as ransomware, may interfere with, or exploit security flaws in, our software products and services. This may jeopardize the security of information stored in a user’s computer or in our computer systems and may also cause interruptions on our platform. If we fail to combat these malicious applications, or our products and services have actual or perceived vulnerabilities, our reputation may be harmed, we may lose customers and user traffic may decline. This may result in an adverse effect on our business, reputation, financial condition and results of operations.

Various other security breaches may also cause system failures, including but not limited to flaws in third-party software or services, errors or misconduct by our employees or third-party service providers. In addition, we are subject to phishing scams from time to time, and such fraudulent activities by third parties aimed at us or our customers, may damage our reputation or result in a loss of users or advertisers, which could adversely affect our business, financial condition and results of operations.

The costs of mitigating cybersecurity risks are significant and are likely to increase in the future. These costs include, but are not limited to, retaining the services of cybersecurity providers; compliance costs arising out of existing and future cybersecurity, data protection and privacy laws and regulations; and costs related to maintaining redundant networks, data backups and other damage-mitigation measures. Further, we do not carry any cyber liability insurance, which may expose us to certain potential losses for damages or result in penalization with fines in an amount exceeding our resources.

We are subject to privacy, data protection and information security laws in the jurisdictions in which we operate, and these regulations could impose significant compliance burdens.

As a Singapore-incorporated company, we are, with regards to privacy legislation, subject principally to the Personal Data Protection Act 2012 (No. 26 of 2012 of Singapore) (“PDPA”) in relation to the collection, use and/or disclosure of personal data. See “PropertyGuru’s Business—Regulations.” Similarly, there are personal data protection laws and regulations imposed on our group companies in each of the other Priority Markets. We have obligations under Malaysia’s Personal Data Protection Act, Thailand’s Personal Data Protection Act (the “Thai PDPA”) and Vietnam’s data protection, personal information and privacy regulations set out in Civil Code and in sectoral laws including but not limited to the Network Information Security Law to protect credit information and personal data from any loss, misuse, modification, unauthorized or accidental access or disclosure, alteration or destruction of such information. We are also subject to the Law on Electronic Information and Transactions in Indonesia, where new personal data protection legislation has also been proposed. While we have implemented cybersecurity measures to protect credit information and/or personal data in accordance with the law, any failure to comply with such data protection requirements as a result of cybersecurity attacks, data breaches and general unauthorized accesses to computers, networks and data may subject PubCo to penalties, regulatory scrutiny and in the worst case license suspension and additional liability, and we may incur additional significant costs to maintain or regain compliance. Any of the foregoing could have a material adverse effect on our business, financial condition and results of operations.

We have also aligned our practices with the Practice Guidelines on Ethical Advertising issued by the Singapore Council for Estate Agencies (the “CEA Practice Guidelines”). The CEA Practice Guidelines seeks to provide estate agents and salespersons with clear and detailed guidelines on the use of advertisements to comply with the Code of Ethics and Professional Client Care (set out in the Estate Agents (Estate Agency Work) Regulations 2010) and establish best practices in advertisements. While our management has confirmed that we are not regulated by the Council for Estate Agencies, as a facilitator of property listings to the public, we nevertheless observe the CEA Practice Guidelines as a matter of best practice. Other than in Malaysia, where registered estate agents are required to comply with advertisement and publicity requirements, there are no similar regulations and guidelines in our other Priority Markets.

We are subject to many other laws and regulations, including but not limited to those related to intellectual property, protection of minors and property seeker protection. We are also subject to laws and regulations in our other Priority Markets which regulate our right to operate a business there, including but not limited to foreign ownership restrictions.

These laws and regulations are constantly evolving and may be interpreted, applied, created, or amended, in a manner that could materially harm our business, require changes to our business model or restrict our practices in certain jurisdictions. Whilst we monitor legal and regulatory developments in the places that we operate to implement measures and develop policies and procedures to address those laws and regulations, we cannot confirm that we are materially compliant with all such laws.

With regard to the Thai PDPA, although the Thai PDPA has been enacted since 2019, full enforcement has been postponed until June 1, 2022. During this postponement period, the main provisions of the Thai PDPA including Chapter 2 (Personal Data Protection), Chapter 3 (Use or Disclosure of Personal Data) and Chapter 7 (Punishment) will not be enforced against “personal data controllers” in certain business industries and groups of organization, including the business of our Thai subsidiaries. Those personal data controllers are required to provide data security measures as prescribed by the state authority (i.e., access control measure) during the postponement period. However, any breach of personal data during this period may be actionable in tort under the Thai Civil and Commercial Code, which is a catch-all provision which prohibits and penalizes wrongful acts in general. The penalties for violations under the PDPA include civil penalty (include punitive damages), criminal penalty (fines and imprisonment) and administrative fines.

System interruption in our information systems and infrastructure including but not limited to system capacity constraints may adversely affect our business, financial condition and results of operations.

We rely on significant IT infrastructure and systems and the ongoing maintenance of the global, regional and local Internet infrastructure to provide the necessary data speed, capacity and security to allow us to offer viable services. We rely on third-party providers for web hosting services, including Amazon Web Services which is our main hosting provider and in Vietnam where our infrastructure for web hosting is co-located in a shared data center facility. If the third-party infrastructure or systems that we depend on were to fail for any reason, this may cause our portals to experience significant downtime or impaired performance, which could force traffic to our competitors.

The number of internet users and amount of Internet traffic has grown significantly, particularly in our Priority Markets. There can be no assurance that the internet infrastructure in our Priority Markets will continue to support the demands placed on it by continued growth. The reliability of the local infrastructure in our Priority Markets should also be considered. For example, power shortages in Indonesia resulting in reliance on generators can cause disruption to our systems.

While we invest significantly in our technology and infrastructure, there can be no guarantee that the technology and infrastructure investments that we have made will be sufficient to prevent system failures.

A disruption in our information technology network for any reason will test our redundancy infrastructure and systems, as well as other system interruption safeguards and protocols that we have implemented. If these systems, infrastructure, safeguards and protocols prove insufficient or fail, our ability to protect our data and intellectual property and to reliably service customers and consumers will be compromised. We have experienced minor system failures in the past and may again in the future. Our business continuity and disaster recovery planning cannot account for all possibilities and our IT infrastructure may remain vulnerable to damage or interruption from earthquakes, floods, fires, power loss, telecommunication failures, global pandemics, terrorist attacks, computer viruses, ransomware and similar events. Any significant disruption in our network or the services that we depend on could damage our reputation and brands and may result in a loss of our customers and consumers, which could adversely affect our business, financial condition and results of operations.

We rely on third-party suppliers and service providers, many of whom have significant leverage over us.

Our business is dependent on maintaining relationships with key third party suppliers, data providers, information technology suppliers, and software and infrastructure providers. We use Amazon Web Services for a majority of our hosting and infrastructure requirements including but not limited to storage, networking and database management. Our relationship with Amazon Web Services is governed by their standard customer agreement, as supplemented by a pricing addendum which sets out the details of the services provided under the agreement. On June 14, 2020, we entered into a new pricing addendum with Amazon Web Services for a term of two years. The customer agreement, with the pricing addendum, or collectively the “AWS Agreement”, will expire on June 30, 2022. Amazon Web Services can change or discontinue services provided under the AWS Agreement from time to time, provided that they provide 12 months’ prior notice if such changes are material (except in certain situations, such as if such notice period would be economically or technically burdensome or cause Amazon Web Services to violate legal requirements). Amazon Web Services can also modify the AWS Agreement at any time by posting a revised version of the customer agreement or standard terms of service on their website or by notifying us, provided that they provide at least 90 days’ advance notice of any adverse changes. Amazon Web Services can also terminate the AWS Agreement for convenience by providing at least 30 days’ advance notice. While we have in the past been able to renew our customer agreement with Amazon Web Services and expect to continue to do so in the future, there can be no assurance that we can continue to renew the AWS Agreement with Amazon Web Services upon its expiration on commercially favorable terms or at all or if the AWS Agreement is not terminated early pursuant to its terms. While we believe that we would be able to procure comparable services from alternative providers if required, our business and operations may be adversely affected in the short-term while we transition hosting and infrastructure services to such alternative providers. We advertise and rely on third-party websites and platforms, such as Google and Facebook, to drive traffic to our website and applications. Given the limited number of these suppliers, these suppliers can often exert significant market power and dictate contract terms. See also “—We may not be able to attract a sufficient level of traffic to our websites and applications.”

We obtain real estate sale transactions data under licenses from third-party data providers. We use this data to enable the development, maintenance and improvement of our data services (valuation and data consultancy) business. We have invested significant time and resources to develop proprietary algorithms, valuation models, software and practices to use and improve upon this specific data. We may be unable to renew our licenses with these data providers, or we may be able to do so only on terms that are less favorable to us, which could harm our ability to continue to develop, maintain and improve these information services and could adversely affect our business, financial condition and results of operations.

Our arrangements with such suppliers are typically governed by short-term service agreements which are entered into on the supplier’s standard terms and conditions and generally may be terminated for material breaches. There can be no assurance that we will be able to find alternative sources of technology or systems when needed on commercially reasonable terms, on a timely basis or at all. Any interruption in those services may disrupt our business operations causing damage to reputation and loss of customers. We may also experience an increase in the cost of doing business and a disruption in our ability to provide a simple and fast interface to our customers and consumers if we are unable to renew our contracts with key suppliers. Further, there can be no guarantee that we will be able to renew our supply contracts on similar terms or at all. Any change to our relationships with our key suppliers or the services they provide could adversely affect our business, financial condition and results of operations.

We may be unable to adequately protect our intellectual property, which could harm the value of our brands and our business. We may be subject to third party claims for intellectual property rights infringement.

Substantial elements of our websites, applications, databases and underlying technology, as well as our domain names and trademarks are proprietary in nature. The commercial value of our intellectual property is dependent in part on operational procedures to maintain confidentiality and legal protections provided by a combination of copyright, trademarks, confidentiality obligations on employees and third parties and other intellectual property rights. There is a risk that our intellectual property may be compromised, including but not limited to:

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third parties have obtained, and in the future may obtain or misappropriate, certain of our data through website scraping, robots, or other means to launch copycat sites, aggregate our data for their internal use, or to feature or provide our data through their respective websites, and/or launch businesses monetizing this data; or

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third parties, including but not limited to search engines and websites such as Google and Facebook that we depend on to drive traffic to our website and applications, may gain insight into our intellectual property and may use this insight to develop alternative technologies, products or services that compete with us or may develop similar technology independently, particularly since some of these companies already operate other digital classifieds business, marketplaces and metaverses.

Infringement of our intellectual property may require us to commence legal actions, such as court or administrative proceedings, which could be costly, time consuming and potentially difficult to prevail in certain jurisdictions (such as proceedings that we brought to enforce certain copyright in Singapore in 2018, which were largely unsuccessful). Our failure to protect our intellectual property rights could erode our market position and adversely affect our business, financial condition and results of operations. Further, actions we take to protect our intellectual property may not succeed in preventing the misappropriation of our intellectual property and proprietary information. Alternatively, parties may make claims against us and may be able to obtain injunctive or other equitable relief that could prevent us from further developing or using our products. From time to time we may introduce new products or make other business changes, including but not limited to in areas where we currently do not compete, which may increase our exposure to intellectual property rights claims from competitors and other entities.

Any legal action that we may bring to protect our proprietary information or to defend our position could be time consuming, expensive and, ultimately, unsuccessful. In the event of a successful claim of infringement against us, we may be required to pay damages or obtain one or more licenses from the prevailing third party if available, which could cause us to incur substantial costs, or cease providing certain services, any of which may have an adverse effect on our business, financial condition and results of operations.

Our services utilize third-party open-source software components, which may pose particular risks to our proprietary software, technologies, products and services in a manner that could negatively affect our business.

We use open-source software in our services and will continue to use open-source software in the future. Use and distribution of open-source software may entail greater risks than use of third-party commercial software, as open-source licensors generally do not provide support, warranties, indemnification or other contractual protections regarding infringement claims or the quality of the code. To the extent that our services depend upon the successful operation of open-source software, any undetected errors or defects in this open-source software could prevent the deployment or impair the functionality of our platform and consequently out ability to deliver services to customers, delay new solutions introductions, result in a failure of our platform, and injure our reputation.

Some open-source licenses contain requirements that we make available source code for modifications or derivative works we create based upon the type of open-source software we use, or grant other licenses to our intellectual property. If we combine our proprietary software with open-source software in a certain manner, we could, under certain open-source licenses, be required to release or license the source code of our proprietary software to the public. From time to time, we may be subject to claims asserting ownership of, or demanding release of, the source code, the open-source software and/or derivative works that were developed using such software, requiring us to provide attributions of any open-source software incorporated into our distributed software, or otherwise seeking to enforce the terms of the applicable open-source license. These claims could also result in litigation, require us to purchase a costly license or require us to devote additional research and development resources to re-engineer our software or change our products or services, any of which could adversely affect our business, financial condition and results of operations.

Risks Related to Regulatory Compliance and Legal Matters

Uncertainties with respect to laws and regulations in the countries in which we operate could adversely affect our business, financial condition and results of operations.

Our business is subject to a range of regulations, including but not limited to tax, privacy, data, competition and advertising legislation. There is a risk that governments and regulatory authorities may from time to time make changes to applicable laws and regulatory policies which might make it more difficult or onerous for us to operate. Additionally, there is a risk that laws and policies in emerging markets may change at short notice, and that while changes can generally be expected to operate prospectively, from time to time they may also be given retrospective effect. Such changes, particularly (but not exclusively) those made retrospectively, may result in us not being in compliance with applicable laws with the result that we may incur additional penalties.

Given the number of countries in which we operate, there is a risk that there may be inconsistencies between laws and policies with which we are required to comply in those countries, which may make it difficult for us to be compliant with all of those laws at the same time. In emerging markets, there are also risks that the regulatory authorities’ interpretation of laws and the manner in which they enforce those laws may be inconsistent and differ from our own interpretation of said laws. This may make it difficult to understand, with certainty, the nature and extent of those obligations.

Any interpretation of laws and practice that is contrary to the view of those laws and practice taken by us may adversely affect our liabilities or expose us to legal, regulatory or other actions. Inconsistent enforcement of laws also creates compliance risks as it may make it difficult to engage with regulatory authorities on compliance matters. Such inconsistency may also result in variability in the penalties associated with any non-compliance. Appeals against the enforcement actions taken by regulatory authorities in the places where we operate may not be possible, may take a long time to conclude, carry significant costs and risks and the results may be uncertain and involve external influences outside our control.

Any significant changes to regulations that affect the fundamental structure of the real estate market in our Priority Markets could adversely affect our business, financial condition and results of operations. For example, if increased regulation in respect of the role of real estate agents was introduced to mandate that all real estate agents must join a licensed agency, this could result in pricing pressures if that licensed agency or industry body were able to leverage market power to demand pricing changes, which could adversely impact our profit margins. In addition, if data security laws similar to those in place in the European Union were to be introduced in the jurisdictions in which we operate or if we conclude that the breadth of such laws may impact users of our platforms, there would be greater restriction on our use of data and higher compliance costs associated with meeting those standards.

Governments may also introduce regulatory measures that have an adverse impact on the real estate market and, in turn, adversely affect our business, financial condition and results of operations. For example, in 2018, the Singapore Government introduced regulations to raise Additional Buyer’s Stamp Duty rates and tighten loan-to-value limits on residential property purchases, in an effort to slow the real estate market and regulate price increases.

We may not achieve the intended tax efficiencies of our corporate structure and intercompany arrangements, which could increase our worldwide effective tax rate.

Our corporate structure and intercompany arrangements, including but not limited to the manner in which we conduct our intercompany and related party transactions, are intended to provide us with worldwide tax efficiencies. The application of tax laws of various jurisdictions to our business activities is subject to interpretation and also depends on our ability to operate our business in a manner consistent with our corporate structure and intercompany arrangements. The tax authorities of jurisdictions where we operate may challenge our methodologies for intercompany and related party arrangements, including but not limited to transfer pricing, or determine that the manner in which we operate does not achieve the intended tax consequences, which could increase our worldwide effective tax rate and adversely affect our business, financial position and results of operations.

A certain degree of judgment is required in evaluating our tax positions and determining our provision for income taxes. In the ordinary course of business, there are many transactions and calculations for which the ultimate tax determination is uncertain. For example, our effective tax rate could be adversely affected by lower than anticipated earnings in markets where we have lower statutory rates and higher than anticipated earnings in markets where we have higher statutory rates, by changes in foreign currency exchange rates or by changes in the relevant tax, accounting and other laws, regulations, principles and interpretations. Any of these factors could adversely affect our business, financial position and results of operations.

We could face uncertain tax liabilities in various jurisdictions in which we operate, which could adversely impact our operating results.

We are subject to the tax laws and policies of each of the countries in which we operate. Since legislation and other laws and regulations (particularly in relation to tax) in emerging markets, such as the markets where we operate, are often undeveloped and the interpretation, application and enforcement of tax laws and policies in emerging market countries is uncertain, there is a risk that we may be unable to determine our taxation obligations with certainty.

We obtain external tax advice from time to time on the application of tax laws to our operations. Due to the aforementioned challenges of interpretation and consistency of application and enforcement, obtaining such advice may be difficult and opinions on the law may differ. The determination of our provision for tax liabilities requires significant judgment and estimation and there are classifications, transactions and calculations where the ultimate tax payable is uncertain.

Our tax exposure and obligations exist in each of the jurisdictions in which we presently operate and may arise in other jurisdictions in the future in the event that we commence operations in such new jurisdictions, either organically or through acquisitions. These risks may increase when we acquire a business, particularly to the extent that there are limitations or restrictions on the scope or nature of the financial, tax and other due diligence investigations that we are able to undertake in connection with the acquisition, or where the vendors withhold material information. Given the nature of our business, we are also exposed to the general changes in digital taxation policy that are happening globally.

From time to time, we establish provisions to account for uncertainties as well as timing and accounting differences in respect of income tax and indirect taxes, including but not limited to in relation to businesses that are acquired by us. While we have established our tax and other provisions using assumptions and estimates that we believe to be reasonable, these provisions may prove insufficient given the risks and uncertainties inherent in the taxation systems in the countries where we operate. Any adverse determinations by a revenue authority in relation to our tax obligations may have an adverse effect on our business, financial condition and results of operations, and may adversely impact our operations in the relevant jurisdiction and our reputation.

Our subsidiaries in Thailand and Vietnam are subject to foreign ownership restrictions under local laws, and there are inherent risks in our ownership arrangements in these countries.

The laws and regulations in some of the jurisdictions in which we operate place restrictions on foreign investment and ownership.

Pursuant to the Thai Foreign Business Operations Act, B.E. 2542 (1999), or the FBOA, a person or entity that is “Non-Thai” (as defined in the FBOA) cannot conduct certain restricted businesses in Thailand, including the businesses that our Thai entities, namely, AllProperty Media Co., Ltd. (“AllProperty Media”), PropertyGuru International (Thailand) Co., Ltd. (“PGI Thailand”), Kid Ruang Yu Co., Ltd. (“KRY”) and Prakard IPP Co., Ltd. (“PIPP”), operate, unless an appropriate license is obtained. Accordingly, non-Thai companies with Thai businesses and operations in restricted businesses under the FBOA may opt to partner with a Thai local resident or a Thai juristic person who is not deemed a foreigner under the FBOA, in order to comply with these foreign ownership requirements. We have partnered with Mr. Ohm Ammaramorn (“Mr. Ammaramorn”), a Thai individual, to comply with the foreign ownership requirements under Thai law. Mr. Ammaramorn owns approximately 51.22% of shares in our main Thai business holding company, i.e. DDProperty Media Ltd. (“DDProperty Media”), which directly holds 50.001% of the shares in AllProperty Media and 1% of the shares in PGI Thailand. Mr. Ammaramorn’s shareholding is comprised of preference shares. PropertyGuru owns approximately 48.73% of shares in DDProperty Media, and PropertyGuru International (Malaysia) Sdn Bhd owns the remaining approximate 0.05%. Our Thai counsel, Chandler MHM Limited, is of the opinion that the ownership structure of DDProperty Media is technically in compliance with the FBOA and thus that the ownership structure of AllProperty Media is technically in compliance with the FBOA based on, among other things, the fact that a majority of the share capital of DDProperty Media is held by Mr. Ammaramorn, a Thai national who is a genuine partner, for his own benefit and the source of funds to purchase the shares was from his own account. However, there can be no assurance that the Ministry of Commerce of Thailand will not interpret the FBOA or evaluate the shareholding structures or shareholding arrangements of our Thai entities differently and hence reach a different conclusion about the validity of these arrangements, which could lead to an action being brought in the Thai courts.

Although Mr. Ammaramorn’s preference shares provide minimal voting and dividend rights, the presence of an outside shareholder creates risks which arise from the fact that their interests may not align to with ours and they may have certain rights under local law. In addition, if Mr. Ammaramorn were to cease his partnership with us due to the termination of the contractual arrangement or if we exercise our call option with respect to Mr. Ammaramorn’s shares (for example, in the event of his demise or incapacity), we would be required to find another Thai partner or the non-Thai companies as defined under the FBOA with operations in restricted businesses under the FBOA, i.e., AllProperty Media, may be required to obtain a license under the FBOA so that they can continue to operate their business without interruption and in compliance with foreign ownership restrictions under the FBOA.

As foreign owned companies that provide advertising services, our Vietnamese businesses PropertyGuru Viet Nam Joint Stock Company (“PG Vietnam”) and Do Thi are required to have a local stakeholder that has already registered for advertising under its business registration with the competent licensing authorities of Vietnam. It is necessary for such non-Vietnamese owned companies who require a qualified stakeholder to partner with a Vietnamese company that has the registered business line of advertising to act as a shareholder, in order for the non-Vietnamese owned companies to include advertising as part of their business scope. Accordingly, we have partnered with Red Soil Vietnam Company Limited and Mr. Nguyen Duc Thang in order to comply with these licensing requirements. Red Soil Vietnam Company Limited currently holds 0.0005% of the shares in PG Vietnam, Mr. Nguyen Duc Thang holds 0.0005% of the shares in PG Vietnam, and PropertyGuru holds the remaining 99.9989%. Red Soil Vietnam Company Limited currently holds 0.11% of the shares in Do Thi, while PG Vietnam holds the remaining 99.89%. Subject to obtaining the necessary regulatory approvals in Vietnam, we expect Red Soil Vietnam Company Limited will hold 0.0001% of the shares in Do Thi, while PG Vietnam will hold the remaining 99.9999% by the time of Completion of the Offer. Our Vietnamese counsel, Russin & Vecchi, is of the opinion that the ownership structures of Vietnam and Do Thi are compliant with the Schedule of Specific Commitments in Services under Vietnam’s Commitments to the World Trade Organization upon its accession, Law no. 59/2020/QH14 on Enterprises (“Enterprise Law”) / Law no. 61/2020/QH14 on Investment (“Investment Law”), and Law no. 16/2012/QH13 on Advertisement (“Advertisement Law”), based on, amongst other things, the satisfaction by PG Vietnam and Do Thi and their respective shareholders of the applicable regulatory requirements in terms of business registration under these legal frameworks. However, there can be no assurance that the competent authorities of Vietnam will not interpret the Enterprise Law or Investment Law or evaluate the shareholding structures or shareholding arrangements of our Vietnamese entities differently and hence reach a different conclusion about the validity of these arrangements, which could lead to administrative orders imposing penalties and requesting remedial actions be taken.

The Thai and Vietnamese foreign ownership laws and their current interpretations may be modified by the relevant authorities in the future. Such changes in these laws or a different interpretation of current laws could adversely affect the compliance of our Thai and Vietnamese entities with applicable foreign ownership requirements. If our foreign ownership arrangements in these countries are successfully challenged or if changes in laws or legal interpretations render our arrangements invalid, we may face a range of consequences, including civil and criminal penalties against our local entities and their shareholders, monetary penalties, restrictions or suspension on operations and the need to reorganize our ownership arrangements in these countries.

We may be subject to capital controls and other tax laws.

Capital controls and tax laws in our Priority Markets outside of Singapore could limit our ability to move capital from our operating subsidiaries within our group, which could adversely impact our ability to access profits from our subsidiaries and allocate capital efficiently within the group. These capital controls and tax laws may arise from government regulation or tax restrictions that prevent profits from being transferred between group entities, whether in the form of clearances or withholding taxes.

Capital controls in jurisdictions where property investors are based (such as China) could also have a material adverse effect on our business to the extent that such capital controls restrict or deter foreign investment in real estate located in our Priority Markets.

Changes in, or failure to comply with, competition and antitrust laws could adversely affect our business, financial condition and results of operations.

We are subject to competition and antitrust laws and regulations in the jurisdictions in which we operate. The governments in our Priority Markets may scrutinize our operations and enforce competition laws and may allow our competitors or customers to assert claims of anti-competitive conduct. Our strategy to increase prices for our services and products across our Priority Markets may result in customers alleging that our prices are too high due to anti-competitive conduct. As a result of such potential allegations of anti-competitive conduct, we may be subject to litigation and other claims and disputes in the course of conducting our business. There is also a risk that one or more jurisdictions in our Priority Markets may impose or propose to impose new competition or antitrust laws which might have an adverse effect on our future financial performance or market position. In addition, given our current market position in our Priority Markets, governmental agencies and regulators in these jurisdictions may, among other things, prohibit future acquisitions, divestitures, or combinations we plan to execute as part of our business strategy. In the case of potential acquisitions or combinations, governmental agencies and regulators may also impose significant fines or penalties, require divestiture of certain of our assets, or impose other restrictions that limit or require us to modify our operations, including but not limited to limitations on our contractual relationships with our agent and developer customers or restrictions on our pricing models. Any such limitations or imposition of fines by governmental agencies may affect the way we do business, increase our costs and materially impact our ability to generate revenue from the sale of our services and products.

We are from time to time involved in, and may in the future be subject to, litigation and other claims and disputes in the course of our business.

We may be subject to litigation and other claims and disputes in the course of our business including but not limited to contractual and employee disputes, indemnity claims, occupational health and safety claims or criminal or civil proceedings in the course of our business. As we are a publisher of content (as opposed to a producer of content), we may become subject to proceedings or actions in respect of misleading statements or other content uploaded by our customers and displayed on our property portals. The cost of responding to and settling claims (whether or not such claims have merit), including but not limited to diversion of resources, and any fines or other actions levied or taken against us, could adversely affect our business, financial condition and results of operations.

Risks Relating to Bridgetown 2 and the Business Combination

Bridgetown 2’s current directors and executive officers and their affiliates have interests that are different than, or in addition to (and which may conflict with), the interests of its shareholders, and therefore potential conflicts of interest exist in recommending that shareholders vote in favor of approval of the Business Combination. Such conflicts of interests include that Sponsor as well as Bridgetown 2’s executive officers and directors will lose their entire investment in Bridgetown 2 if the Business Combination or another business combination is not completed before the Final Redemption Date.

When considering the Bridgetown 2 Board’s recommendation to vote in favor of approving the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, Bridgetown 2 shareholders should keep in mind that Sponsor and Bridgetown 2’s directors and executive officers, have interests in such proposals that are different from, or in addition to (and which may conflict with), those of Bridgetown 2 shareholders and warrant holders generally. These interests include, among other things, the interests listed below:

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the fact that the Sponsor and Bridgetown 2’s directors and certain other advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Class B Ordinary Shares have agreed not to redeem any Bridgetown 2 Class B Ordinary Shares held by them in connection with a shareholder vote to approve the proposed Business Combination;

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the fact that the Sponsor paid an aggregate of $25,000 for the 7,475,000 Bridgetown 2 Class B Ordinary Shares currently owned by the Sponsor, its directors and certain other advisors and/or affiliates of Sponsor to whom the Sponsor has transferred Bridgetown 2 Class B Ordinary Shares and such securities are expected to have a significantly higher value after the Business Combination. As of February 11, 2022, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $368,330,625, based upon a closing price of $9.855 per public share on Nasdaq (and will have zero value if neither this Business Combination nor any other business combination is completed on or before the Final Redemption Date);

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the fact that the Sponsor paid $6,480,000 to purchase an aggregate of 12,960,000 private placement warrants, at a price of $0.50 per private placement warrant, each exercisable to purchase one Bridgetown 2 Class A Ordinary Share at $11.50, subject to adjustment, and those warrants would be worthless—and the entire $6,480,000 warrant investment would be lost – if neither this Business Combination nor any other business combination is completed on or before the Final Redemption Date. Unlike many other special purpose acquisition companies, Bridgetown 2 has not issued any warrants to its public shareholders in connection with its IPO, and as such there is currently no public market for Bridgetown 2 Warrants. As of September 30, 2021, the estimated fair value of the private placement warrants was $9,460,800 (based on the unaudited condensed financial statements of Bridgetown 2 as of September 30, 2021, prepared in accordance with U.S. GAAP);

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the fact that given the very low purchase price (of $25,000 in aggregate) that the Sponsor paid for the Bridgetown 2 Class B Ordinary Shares as compared to the price of the Bridgetown 2 Shares sold in Bridgetown 2’s IPO and the substantial number of shares of PubCo Ordinary Shares that Sponsor will receive upon conversion of the Bridgetown 2 Class B Ordinary Shares in connection with the Business Combination, the Sponsor and its affiliates may earn a positive rate of return on their investment even if the PubCo Ordinary Shares trade below the price initially paid for the Bridgetown 2 Shares in the Bridgetown 2 IPO and the Bridgetown 2 public shareholders experience a negative rate of return following the completion of the Business Combination

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the fact that the Sponsor, Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their rights to liquidating distributions from the trust account with respect to any Bridgetown 2 Shares (other than public shares) held by them if Bridgetown 2 fails to complete an initial business combination by the Final

Redemption Date. As a result of waiving liquidating distributions, if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date, the Sponsor would lose $6,480,000 for the purchase of private placement warrants, and $25,000 for the purchase of the Bridgetown 2 Class B Ordinary Shares, and members of Bridgetown 2’s management team would not incur any loss of investment as the Bridgetown 2 Class B Ordinary Shares held by them were transferred to them by the Sponsor for no consideration;

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the fact that Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their redemption rights with respect to the Bridgetown 2 Shares (other than public shares) held by them for no consideration;

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the fact that, with respect to redemptions, holders of Bridgetown 2 Class B Ordinary Shares may have different incentives than holders of Bridgetown 2 Class A Ordinary Shares with respect to the completion of any proposed business combination and/or the exercise of a right to redeem. In particular, holders of Bridgetown 2 Class B Ordinary Shares are not entitled to participate in any redemption with respect to such shares. The value of the Bridgetown 2 Class B Ordinary Shares is dependent on the consummation of a business combination. In the event no business combination is consummated, the Bridgetown 2 Class B Ordinary Shares would be rendered valueless. Holders of Bridgetown 2 Class A Ordinary Shares, on the other hand, will ultimately be entitled to exercise redemption rights and receive the value of their redeemed shares even if a business combination is not completed. Therefore, the interests of holders of Bridgetown 2 Class A Ordinary Shares and Bridgetown 2 Class B Ordinary Shares may not be aligned. Holders of Bridgetown 2 Class A Ordinary Shares should form their own independent views as to whether or not to redeem or whether or not to vote in favor of the business combination;

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the fact that pursuant to the Registration Rights Agreement, the Sponsor can demand that PubCo register its registrable securities under certain circumstances and will also have piggyback registration rights for these securities in connection with certain registrations of securities that PubCo undertakes;

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the continued indemnification of Bridgetown 2’s directors and officers and the continuation of Bridgetown 2’s directors’ and officers’ liability insurance after the Business Combination (i.e. a “tail policy”);

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the fact that the Sponsor and Bridgetown 2’s officers and directors and certain advisors of Bridgetown 2 to whom Sponsor has transferred Bridgetown 2 Shares will lose their entire investment in Bridgetown 2 and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the Final Redemption Date;

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the fact that the total value of loans and advances due by Bridgetown 2 to the Sponsor as of September 30, 2021 is the sum of a promissory note in the amount of $300,000 and relevant out-of-pocket expenses currently estimated at approximately $3.4 million paid or to be paid in connection with the Business Combination, which is pending reimbursement;

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the fact that if the trust account is liquidated, including in the event Bridgetown 2 is unable to complete an initial business combination by the Final Redemption Date, the Sponsor has agreed to indemnify Bridgetown 2 to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which Bridgetown 2 has entered into a letter of intent, confidentiality or other similar agreement or a business combination agreement or claims of any third party for services rendered or products sold to Bridgetown 2, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the trust account; and

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the fact that the Sponsor (including its representatives and affiliates) and Bridgetown 2’s directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to Bridgetown 2. For example, in October 2020, affiliates of the Sponsor and Bridgetown 2’s officers launched another blank check company, Bridgetown 1, which has the same directors and officers as

Bridgetown 2. Affiliates of the Sponsor and Bridgetown 2’s officers are also in the process of launching another blank check company, Bridgetown 3, which has some of the same directors and the same chief executive officer as Bridgetown 2. The Sponsor and Bridgetown 2’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to completing the Business Combination. Accordingly, if any of Bridgetown 2’s officers or directors becomes aware of a business combination opportunity that is suitable for an entity to which he or she has then current fiduciary or contractual obligations (including Bridgetown 1 and Bridgetown 3), he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law.

See “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Officers in the Business Combination” for additional information on interests of Bridgetown 2’s directors and officers.

The personal and financial interests of Bridgetown 2’s Sponsor (and other initial shareholders) as well as Bridgetown 2’s directors and officers may have influenced their motivation in identifying and selecting PropertyGuru as a business combination target, completing an initial business combination with PropertyGuru and influencing the operation of the business following the Business Combination. In considering the recommendations of the board of directors and officers of Bridgetown 2 to vote for the Business Combination and other proposals, you should consider these interests.

The exercise of Bridgetown 2’s directors’ and executive officers’ discretion in agreeing to changes or waivers in the terms of the Business Combination may result in a conflict of interest when determining whether such changes to the terms of the Business Combination or waivers of conditions are appropriate and in Bridgetown 2’s best interest.

In the period leading up to the Closing, events may occur that, pursuant to the Business Combination Agreement, would require Bridgetown 2 to agree to amend the Business Combination Agreement, to consent to certain actions taken by PropertyGuru or PubCo or to waive rights that Bridgetown 2 is entitled to under the Business Combination Agreement. Such events could arise because of changes in the course of PropertyGuru’s business, a request by PropertyGuru to undertake actions that would otherwise be prohibited by the terms of the Business Combination Agreement or the occurrence of other events that would have a material adverse effect on PropertyGuru’s business or could entitle Bridgetown 2 to terminate the Business Combination Agreement. In any of such circumstances, it would be at Bridgetown 2’s discretion, acting through its board of directors, to grant its consent or waive those rights; provided that under the terms of the Business Combination Agreement, such consent or waiver in certain cases is not to be unreasonably withheld, conditioned, delayed or denied. The existence of financial and personal interests of one or more of the directors results in conflicts of interest on the part of such director(s) between what he, she or they may believe is best for Bridgetown 2 and what he, she or they may believe is best for himself, herself or themselves (or entities with which he or she is affiliated including the Sponsor) in determining whether or not to take the requested action. As of the date of this proxy statement/prospectus, Bridgetown 2 does not believe there will be any changes or waivers that Bridgetown 2’s directors and executive officers would be likely to make after shareholder approval of the Business Combination Proposal, Merger Proposal and Governing Documents Proposal have been obtained. While certain changes could be made without further shareholder approval, Bridgetown 2 will circulate a new or amended proxy statement/prospectus and resolicit Bridgetown 2 shareholders if changes to the terms of the transaction that would have a material impact on its shareholders are required prior to the vote on the Business Combination Proposal, Merger Proposal and Governing Documents Proposal. As a matter of Cayman Island law, the directors of Bridgetown 2 are under a fiduciary duty to act in the best interest of Bridgetown 2.

Bridgetown 2 may be forced to close the Business Combination even if Bridgetown 2 determines it is no longer in Bridgetown 2 shareholders’ best interest. Public Bridgetown 2 shareholders are protected from a material adverse event of PubCo or PropertyGuru arising between the date of the Business Combination

Agreement and the Closing, primarily by the right to redeem their public shares for a pro rata portion of the funds held in the trust account, calculated as of two business days prior to the vote at the Extraordinary General Meeting. If a material adverse event were to occur after approval of the Business Combination Proposal, Merger Proposal and Governing Documents Proposal at the Extraordinary General Meeting, Bridgetown 2 may be forced to close the Business Combination even if it determines it is no longer in its shareholders’ best interest to do so (as a result of such material adverse event), which could have a significant negative impact on Bridgetown 2’s business, financial condition or results of operations.

Sponsor and Bridgetown 2’s directors and officers agreed to vote in favor of the Business Combination, regardless of how Bridgetown 2’s public shareholders vote.

Sponsor, Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom Sponsor has transferred Bridgetown 2 Class B Ordinary Shares have agreed to vote all of their Class B Ordinary Shares in favor of all the proposals being presented at the Extraordinary General Meeting, including the Business Combination Proposal and the transactions contemplated thereby (including the Merger). In addition, Sponsor and members of Bridgetown 2’s management team also may from time to time purchase Bridgetown 2 Class A Ordinary Shares before the Business Combination. The Existing Bridgetown 2 Articles provide that it will complete the Business Combination only if it obtains the requisite votes as described under “Extraordinary General Meeting of Bridgetown 2 Shareholders.” As a result, in addition to the Bridgetown 2 Class B Ordinary Shares held by Sponsor (and its advisors), directors and its affiliates, Bridgetown 2 would need 11,212,500, or 37.5% (assuming all issued and outstanding shares are voted), or 1,868,750, or 6.25% (assuming only the minimum number of shares representing a quorum are voted), of the 29,900,000 public shares sold in the initial public offering to be voted in favor of the Business Combination in order to have the Business Combination approved and 17,441,667, or 58.33% (assuming all issued and outstanding shares are voted), or 4,983,333, or 16.67% (assuming only the minimum number of shares representing a quorum are voted), of the 29,900,000 public shares sold in the initial public offering to be voted in favor of the Merger in order to have the Merger approved. Accordingly, the agreement by Sponsor and each member of Bridgetown 2’s management team to vote in favor of the Business Combination Proposal, Merger Proposal and Governing Documents Proposal will increase the likelihood that Bridgetown 2 will receive the requisite shareholder approval for such proposals.

Bridgetown 2 is dependent upon its executive officers and directors and their loss could adversely affect Bridgetown 2’s ability to complete the Business Combination.

Bridgetown 2’s operations are dependent upon a relatively small group of individuals and, in particular, its executive officers and directors. Bridgetown 2’s ability to complete its Business Combination depends on the continued service of its officers and directors. Bridgetown 2 does not have an employment agreement with, or key-person insurance on the life of, any of its directors or executive officers.

The unexpected loss of the services of one or more of its directors or executive officers could have a detrimental effect on Bridgetown 2’s ability to consummate the Business Combination.

Bridgetown 2’s officers and directors will allocate their time to other businesses, thereby causing conflicts of interest in their determination as to how much time to devote to Bridgetown 2’s affairs. This conflict of interest could have a negative impact on Bridgetown 2’s ability to complete the Business Combination.

Bridgetown 2’s officers and directors are not required to, and will not, commit their full time to its affairs, which may result in conflict of interest in allocating their time between Bridgetown 2’s operations and the closing of the Business Combination, on the one hand, and their other business endeavors. Each of Bridgetown 2’s officers and directors is engaged in other businesses for which he or she may be entitled to significant compensation. Furthermore, Bridgetown 2’s officers and directors are not obligated to contribute any specific number of hours per week to Bridgetown 2’s affairs and may also serve as officers or board members for other entities. If its officers’ and directors’ other business affairs require them to devote time to such other affairs, this may have a negative impact on Bridgetown 2’s ability to complete the Business Combination.

Sponsor, Bridgetown 2’s directors, officers, advisors and their affiliates may elect to purchase shares from public shareholders, which may influence a vote on the Business Combination and reduce the public “float” of Bridgetown 2 Shares.

Sponsor, Bridgetown 2’s directors, officers, advisors or any of their affiliates may purchase shares from investors, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares, vote their public shares in favor of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal or not redeem their public shares. The purpose of any such transaction could be to vote such shares in favor of the Business Combination and thereby increase the likelihood of obtaining shareholder approval of the Business Combination and/or decrease the number of redemptions. Any such stock purchases and other transactions may thereby increase the likelihood of obtaining shareholder approval of the Business Combination. This may result in the completion of the Business Combination in a way that may not otherwise have been possible. While the exact nature of any such incentives has not been determined as of the date of this proxy statement/prospectus, they might include, without limitation, arrangements to protect such investors or holders against potential loss in value of their shares, including the granting of put options and the transfer to such investors or holders of shares or warrants or other rights owned by Bridgetown 2’s initial shareholders for nominal value. However, other than as expressly stated herein, they have no current commitments, plans or intentions to engage in such transactions and have not formulated any terms or conditions for any such transactions. None of the funds in the trust account will be used to purchase shares in such transactions.

Entering into any such arrangements may have a depressive effect on the trading price of the Bridgetown 2 Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase Bridgetown 2 Shares at a price lower than market and may therefore be more likely to sell the Bridgetown 2 Shares it owns, either prior to or immediately after the Extraordinary General Meeting.

If such transactions are effected, the consequence could be to cause the Business Combination to be approved in circumstances where such approval could not otherwise be obtained. Purchases of Bridgetown 2’s public shares by the persons described above would allow them to exert more influence over the approval of the proposals to be presented at the Extraordinary General Meeting and would likely increase the chances that such proposals would be approved. In addition, if such purchases are made, the public “float” of Bridgetown 2 Shares may be reduced and the number of beneficial holders of its securities may be reduced, possibly making it difficult to maintain or obtain the quotation, listing or to trade its securities on a national securities exchange.

Bridgetown 2 did not obtain a third-party valuation or fairness opinion in respect of PropertyGuru and consequently, you have no assurance from an independent source that the price Bridgetown 2 is paying in connection with the Business Combination is fair to Bridgetown 2 from a financial point of view.

Bridgetown 2 is not required to obtain a third-party valuation or fairness opinion that the price Bridgetown 2 is paying in connection with the Business Combination is fair to Bridgetown 2 from a financial point of view. Bridgetown 2’s board of directors did not obtain a third-party valuation or fairness opinion in connection with its determination to approve the Business Combination. Accordingly, investors will be relying solely on the judgment of Bridgetown 2’s board of directors in valuing PropertyGuru’s business and will assume the risk that the board of directors may not have properly valued the Business Combination.

Shareholder litigation could prevent or delay the closing of the Business Combination or otherwise negatively impact business, operating results and financial condition.

Bridgetown 2 may incur additional costs in connection with the defense or settlement of any shareholder litigation in connection with the proposed Business Combination. Litigation may adversely affect Bridgetown 2’s ability to complete the proposed Business Combination. Bridgetown 2 could incur significant costs in connection with any such litigation lawsuits, including costs associated with the indemnification of obligations to

Bridgetown 2’s directors. Consequently, if a plaintiff were to secure injunctive or other relief prohibiting, delaying or otherwise adversely affecting Bridgetown 2’s ability to complete the proposed Business Combination, then such injunctive or other relief may prevent the proposed Business Combination from becoming effective within the expected time frame or at all.

The COVID-19 pandemic triggered an economic crisis which may delay or prevent the consummation of the Business Combination.

Given the ongoing and dynamic nature of the COVID-19 pandemic, it is difficult to predict the impact on the business of Bridgetown 2 and PropertyGuru, and there is no guarantee that efforts by Bridgetown 2 and PropertyGuru to address the adverse impact of the COVID-19 pandemic will be effective. If Bridgetown 2 or PropertyGuru are unable to recover from a business disruption on a timely basis, the Business Combination and PropertyGuru’s business and financial conditions and results of operations following the completion of the Business Combination could be adversely affected. The Business Combination may also be delayed and adversely affected by the COVID-19 pandemic and become more costly. Each of Bridgetown 2 and PropertyGuru may also incur costs to remedy damages and recover losses caused by such disruptions, which could adversely affect its financial condition and results of operations. See also “—Risks Related to PropertyGuru’s Business and Industry—COVID-19 has adversely affected our business and may continue to adversely affect our business.”

Delays in completing the Business Combination may substantially reduce the expected benefits of the Business Combination.

Satisfying the conditions to, and completion of, the Business Combination may take longer than, and could cost more than, Bridgetown 2 expects. Any delay in completing or any additional conditions imposed in order to complete the Business Combination may materially adversely affect the benefits that Bridgetown 2 expects to achieve from the Business Combination.

Bridgetown 2 may not have sufficient funds to consummate the Business Combination or operate until the Final Redemption Date.

As of September 30, 2021, Bridgetown 2 had approximately $295,349 of cash held outside the trust account. If Bridgetown 2 is required to seek additional capital, it may need to borrow funds from Sponsor, its initial shareholders, management team or other third parties to operate or may be forced to liquidate. Bridgetown 2 believes that the funds available to it outside of the trust account, together with funds available from loans from Sponsor, its affiliates or members of Bridgetown 2’s management team will be sufficient to allow it to operate for at least the period ending on the Final Redemption Date. However, Bridgetown 2 cannot assure you that its estimate is accurate, and Sponsor, its affiliates or members of Bridgetown 2’s management team are under no obligation to advance funds to Bridgetown 2 in such circumstances.

If Bridgetown 2 is unable to complete the Business Combination, or another business combination, within the prescribed time frame, Bridgetown 2 would cease all operations except for the purpose of winding up and redeem its public shares and liquidate.

Bridgetown 2 must complete its initial business combination by the Final Redemption Date. If Bridgetown 2 has not completed the Business Combination, or another business combination, within such time period, Bridgetown 2 will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay its income taxes, if any (less up to $100,000 of interest to pay dissolution expenses), divided by the number of the then-outstanding public shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of its remaining shareholders and its board of directors, liquidate and dissolve, subject in the case of clauses (ii) and (iii), to its obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Existing Bridgetown 2 Articles provide that, if Bridgetown 2 winds up for any other reason prior to the consummation of its initial business combination, it will follow the foregoing procedures with respect to the liquidation of the trust account as promptly as reasonably possible but not more than ten business days thereafter, subject to applicable Cayman Islands law. In either such case, Bridgetown 2’s public shareholders may receive only $10.00 per public share, or less than $10.00 per public share, on the redemption of their shares, and Bridgetown 2 warrants will expire worthless.

If, before distributing the proceeds in the trust account to its public shareholders, Bridgetown 2 files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, the claims of creditors in such proceeding may have priority over the claims of its shareholders and the per-share amount that would otherwise be received by its shareholders in connection with its liquidation may be reduced.

If, before distributing the proceeds in the trust account to its public shareholders, Bridgetown 2 files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in Bridgetown 2’s bankruptcy or insolvency estate and subject to the claims of third parties with priority over the claims of its shareholders. To the extent any bankruptcy or insolvency claims deplete the trust account, the per-share amount that would otherwise be received by shareholders in connection with Bridgetown 2’s liquidation may be reduced.

If an Adjournment Proposal is not approved, and an insufficient number of votes have been obtained to authorize the consummation of the Business Combination, Bridgetown 2’s board of directors will not have the ability to adjourn the Extraordinary General Meeting to a later date in order to solicit further votes, and, therefore, the Business Combination will not be approved.

Bridgetown 2’s board of directors is seeking approval to adjourn the Extraordinary General Meeting to a later date or dates if, at the Extraordinary General Meeting, based upon the tabulated votes, there are insufficient votes to approve the consummation of the Business Combination. If the Adjournment Proposal is not approved, Bridgetown 2’s board will not have the ability to adjourn the Extraordinary General Meeting to a later date and, therefore, will not have more time to solicit votes to approve the consummation of the Business Combination. In such an event, the Business Combination would not be completed.

Unanticipated losses, write-downs or write-offs, restructuring and impairment or other charges, taxes (direct or indirect), levies or other liabilities may be incurred or required subsequent to, or in connection with, the consummation of the Business Combination, which could have a significant negative effect on PubCo’s financial condition and results of operations and the price of PubCo Ordinary Shares, which in turn could cause you to lose some or all of your investment.

We operate in several jurisdictions in Southeast Asia, most of which are emerging markets involving additional or heightened operational and legal risks as compared to more developed markets. Even when these risks are identified, assessing the impact of those risks on our business and the Business Combination is inherently uncertain, previously assessed risks may materialize in a manner that is inconsistent with our and/or Bridgetown 2’s original risk analysis or assessment, and unexpected or unanticipated risks, losses, charges, taxes (direct or indirect), levies or liabilities may arise. We may be unaware of potential risks in our business and there may be factors outside of our control that arise. While we believe we have operated our businesses, and we and Bridgetown 2 believe we and they have arranged the Business Combination, in a manner that appropriately minimizes taxes and other costs, there can be no assurance that additional liabilities, taxes (direct or indirect), levies or other costs do not arise. In particular, businesses operating in emerging market jurisdictions in Southeast Asia such as our business are exposed to heightened political, regulatory, tax, economic and legal risks and laws and regulations are often uncertain, evolving or subject to differences of opinion with respect to, implementation and interpretation. Accordingly, there can be no assurance that: (a) we and our operations and businesses will not be exposed to unanticipated or unexpected legal, tax or other regulatory risks, losses, charges, taxes (direct or indirect), levies or liabilities (or that existing laws or regulations (including tax laws and regulations) will be applied in a manner consistent with the manner in which professional advisors would expect them to be applied), or (b) that the Business Combination will not encounter unanticipated or unexpected delays, or be exposed to, or result in, unexpected or unanticipated legal, tax or other regulatory risks, losses, charges, taxes (direct or indirect), levies or liabilities or other costs (or that existing laws or regulations (including tax laws and regulations) will be applied to the Business Combination in a manner consistent with the manner in which professional advisors would expect them to be applied).

If such risks were to materialize in connection with, or subsequent to, the consummation of the Business Combination, PubCo and its shareholders, directly or indirectly, may incur losses and/or additional expenses, including corporate, income, capital gains (direct or indirect), transfer or other taxes, and penalties. As a result of these factors, PubCo may be forced to later write-down or write-off assets, restructure its operations, or incur impairment or other charges, taxes (direct or indirect), levies, liabilities or other costs (including fines, penalties and interest) that could result in reporting losses or other liabilities, which could be material. Any of these factors could cause negative market perceptions of PubCo and its securities, and adversely affect PubCo’s business, financial condition and results of operations.

Any shareholders of Bridgetown 2 who choose not to redeem their Bridgetown 2 Shares and, as a result, become shareholders of PubCo following the consummation of the Business Combination could suffer a reduction in the value of their PubCo Ordinary Shares as a result of the foregoing factors and would be unlikely to have a remedy for such reduction in value. Bridgetown 2 shareholders should consult their own legal, tax and other advisors regarding the consequences of the Business Combination on shareholders of PropertyGuru, Bridgetown 2 and PubCo.

If third parties bring claims against Bridgetown 2, the proceeds held in the trust account could be reduced and the per-share redemption amount received by Bridgetown 2’s shareholders may be less than $10.00 per share.

Bridgetown 2’s placing of funds in the trust account may not protect those funds from third-party claims against it. Although it will seek to have all vendors, service providers, and other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of Bridgetown 2’s public shareholders, such parties may not execute such agreements, or even if they execute such agreements, they may not be prevented from bringing claims against the trust account, including, but not limited to, fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain advantage with respect to a claim against Bridgetown 2’s assets, including the funds held in the trust account. If any third party refuses to execute an agreement waiving such claims to the monies held in the trust account, Bridgetown 2’s management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third party that has not executed a waiver if management believes that such third party’s engagement would be significantly more beneficial to us than any alternative.

Examples of possible instances where Bridgetown 2 may engage a third party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. In addition, there is no guarantee that such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. Upon the exercise of a redemption right in connection with the Business Combination, Bridgetown 2 will be required to provide for payment of claims of creditors that were not waived that may be brought against Bridgetown 2 within the ten years following redemption. Accordingly, the per-share redemption amount received by public shareholders could be less than the $10.00 per public share initially held in the trust account, due to claims of such creditors. Pursuant to a letter agreement between Bridgetown 2, Sponsor, and its directors and officers, Sponsor has agreed that it will be liable to Bridgetown 2 if and to the extent any claims by a third party (other than its independent auditors) for services rendered or products sold to it, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay its tax obligations; provided that such liability will not apply to any claims by a third party that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under Bridgetown 2’s indemnity of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act. Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, Sponsor will not be responsible to the extent of any liability for such third-party claims.

However, Bridgetown 2 has not asked Sponsor to reserve for such indemnification obligations, nor has Bridgetown 2 independently verified whether Sponsor has sufficient funds to satisfy its indemnity obligations and Bridgetown 2 believes that Sponsor’s only assets are securities of Bridgetown 2. Therefore, Bridgetown 2 cannot assure you that Sponsor would be able to satisfy those obligations. As a result, if any such claims were successfully made against the trust account, the funds available for the Business Combination or any other business combination and redemptions could be reduced to less than $10.00 per public share. In such event, Bridgetown 2 may not be able to complete the Business Combination or any other business combination, and you would receive such lesser amount per share in connection with any redemption of your public shares. None of Bridgetown 2’s officers or directors will indemnify Bridgetown 2 for claims by third parties including claims by vendors and prospective target businesses.

If, after Bridgetown 2 distributes the proceeds in the trust account to its public shareholders, Bridgetown 2 files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, a bankruptcy or insolvency court may seek to recover such proceeds, and the members of Bridgetown 2’s board of directors may be viewed as having breached their fiduciary duties to its creditors, thereby exposing the members of its board of directors and Bridgetown 2 to claims for punitive damages.

If, after Bridgetown 2 distributes the proceeds in the trust account to Bridgetown 2’s public shareholders, it files a bankruptcy or insolvency petition or an involuntary bankruptcy or insolvency petition is filed against it that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by Bridgetown 2 shareholders. In addition, Bridgetown 2’s board of directors may be viewed as having breached its fiduciary duty to its creditors and/or having acted in bad faith, thereby exposing themselves and Bridgetown 2 (which has indemnified such directors) to claims of punitive damages, by paying public shareholders from the trust account prior to addressing the claims of creditors.

The Business Combination may be completed even though material adverse effects may result from the announcement of the Business Combination, industry-wide changes and other causes.

In general, either Bridgetown 2 or PropertyGuru can refuse to complete the Business Combination if there is a material adverse effect affecting the other party between the signing date of the Business Combination Agreement and the planned closing. However, the following types of changes do not permit Bridgetown 2 to refuse to complete the Business Combination, even if such change could be said to have a material adverse effect on the business, assets and liabilities, results of operations or financial condition of PropertyGuru and its subsidiaries, taken as a whole (except, in some cases, where the change has a disproportionate effect on the business, assets, liabilities, results of operations or condition of PropertyGuru and its subsidiaries, taken as a whole, relative to other similarly situated participants in the industries in which they operate, but only to the extent of the incremental disproportionate effect on PropertyGuru and its subsidiaries, taken as a whole, relative to such similarly situated participants):

(a)	any change in applicable Laws or IFRS or any interpretation thereof following the date of the Business Combination Agreement;

(b)	any change in interest rates or economic, political, business or financial market conditions generally;

(c)	the taking of any action required to be taken under the Business Combination Agreement;

(d)

any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic or pandemic (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations following the date of the Business Combination Agreement), acts of nature or change in climate;

(e)	any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions;

(f)

any failure in and of itself of PropertyGuru to meet any projections or forecasts (provided that this exception does not prevent or otherwise affect a determination that any Event (as defined in the Business Combination Agreement) underlying such failure has resulted in or contributed to a PropertyGuru Material Adverse Effect, except where such Event is otherwise excluded under any of these clauses (a) through (e) or clauses (g) through (j));

(g)	any Event generally applicable to the industries or markets in which PropertyGuru and its subsidiaries operate;

(h)	any action taken by, or at the request of, Bridgetown 2;

(i)

the announcement of the Business Combination Agreement and consummation of the transactions contemplated therein or any of the other relevant transaction documents, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on PropertyGuru and its subsidiaries’ relationships, contractual or otherwise, with third parties (other than such impact on licenses with governmental authorities, which impact shall not be excluded); or

(j)	any matter set forth on PropertyGuru’s disclosure letter which matter is reasonably apparent on its face as constituting a PropertyGuru Material Adverse Effect (disregarding this clause (j)).

Furthermore, Bridgetown 2 or PropertyGuru may waive the occurrence of a material adverse effect affecting the other party. If a material adverse effect occurs and the parties still complete the Business Combination, Bridgetown 2’s share price may suffer.

Subsequent to the completion of the Business Combination, PubCo may be required to subsequently take write-downs or write-offs, restructuring and impairment or other charges that could have a significant negative effect on its financial condition, results of operations and the price of PubCo Ordinary Shares, which could cause Bridgetown 2 shareholders to lose some or all of their investment.

Although Bridgetown 2 has conducted due diligence on PropertyGuru, Bridgetown 2 cannot assure you that this due diligence identified all material issues that may be present with the business of PropertyGuru. Bridgetown 2 cannot rule out that factors unrelated to PropertyGuru and outside of Bridgetown 2’s or PropertyGuru’s control will not later arise. As a result of these factors, PubCo may be forced to later write down or write off assets, restructure its operations, or incur impairment or other charges that could result in it reporting losses. Even if Bridgetown 2’s due diligence successfully identifies certain risks, unexpected risks may arise and previously known risks may materialize in a manner not consistent with Bridgetown 2’s preliminary risk analysis. Even though these charges may be non-cash items and not have an immediate impact on PubCo’s liquidity, the fact that PubCo reports charges of this nature could contribute to negative market perceptions about the post-combination company or its securities. In addition, charges of this nature may cause PubCo to be unable to obtain future financing on favorable terms or at all.

During the interim period, Bridgetown 2 is prohibited from entering into certain transactions that might otherwise be beneficial to Bridgetown 2 or its respective shareholders.

Until the earlier of consummation of the Business Combination or termination of the Business Combination Agreement, Bridgetown 2 is subject to certain limitations on the operations of its business, including restrictions on its ability to merge, consolidate or amalgamate with or into, or acquire (by purchasing a substantial portion of the assets of or equity in, or by any other manner ) any entity other than PropertyGuru, as summarized under the “The Business Combination Proposal—The Business Combination Agreement—Covenants of the Parties.” The limitations on Bridgetown 2’s conduct of its business during this period could have the effect of delaying or preventing other strategic transactions and may, in some cases, make it impossible to pursue business opportunities that are available only for a limited time.

The Business Combination Agreement remains subject to conditions that Bridgetown 2 cannot control and if such conditions are not satisfied or waived, the Business Combination may not be consummated.

The Business Combination Agreement is subject to a number of conditions. There are no assurances that all conditions to the Business Combination Agreement will be satisfied or that the conditions will be satisfied in the time frame expected. If the conditions to the Business Combination Agreement are not met (and are not waived, to the extent waivable), then either Bridgetown 2 or PropertyGuru may, subject to the terms and conditions of the Business Combination Agreement, terminate the Business Combination Agreement or amend the Termination Date. See the section of this proxy statement/prospectus titled “The Business Combination Proposal.”

Bridgetown 2 shareholders may have limited remedies if their shares suffer a reduction in value following the Business Combination, and because Bridgetown 2 (and also PubCo, the surviving company) is incorporated under the laws of the Cayman Islands, shareholders may face difficulties in protecting their interests, and a shareholder’s ability to protect its rights through the U.S. federal courts may be limited.

Any Bridgetown 2 shareholders who choose to remain shareholders of PubCo following the Business Combination could suffer a reduction in the value of their PubCo Ordinary Shares. Such shareholders are unlikely to have a remedy for such reduction in value, unless they are able to successfully claim that the reduction was due to the breach by Bridgetown 2’s officers or directors of a duty of care or other fiduciary duty, or if they are able to successfully bring a private claim under securities laws that the proxy/registration statement relating to the Business Combination contained an actionable material misstatement or material omission.

Bridgetown 2 and PubCo are both incorporated under the law of the Cayman Islands. Bridgetown 2 and PubCo’s Cayman Islands counsel are not aware of any reported class action having been brought in a Cayman Islands court. Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability of such actions. In most cases, Bridgetown 2 or PubCo, as applicable, will be the proper plaintiff in any claim based on a breach of duty owed to Bridgetown 2 or PubCo, as applicable, and a claim against (for example) Bridgetown 2 or PubCo’s officers or directors usually may not be brought by a shareholder. However, based on English authorities, which would in all likelihood be of persuasive authority and could be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances including where:

•	a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•	the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

•	those who control the company are perpetrating a “fraud on the minority.”

Bridgetown 2 Warrants are accounted for as liabilities and the changes in value of Bridgetown 2 Warrants could have a material effect on Bridgetown 2’s financial results.

On April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the SEC together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). Specifically, the SEC Statement focused on certain settlement terms and provisions related to certain tender offers following a business combination, which terms are similar to those contained in the Existing Warrant Agreement. As a result of the SEC Statement, Bridgetown 2 reevaluated the accounting treatment of its 12,960,000 private placement warrants and determined to classify these items as derivative liabilities measured at fair value, with changes in fair value each period reported in earnings.

As a result, included on Bridgetown 2’s balance sheet as of December 31, 2020 and September 30, 2021 contained elsewhere in this proxy statement/prospectus are derivative liabilities related to embedded features contained within Bridgetown 2 Warrants. Accounting Standards Codification 815, Derivatives and Hedging, provides for the remeasurement of the fair value of such derivatives at each balance sheet date, with a resulting non-cash gain or loss related to the change in the fair value being recognized in earnings in the statement of operations. As a result of the recurring fair value measurement, Bridgetown 2’s financial statements and results of operations may fluctuate quarterly, based on factors, which are outside of its control. Due to the recurring fair value measurement, Bridgetown 2 expects that it will recognize non-cash gains or losses on Bridgetown 2 Warrants each reporting period and that the amount of such gains or losses could be material.

Bridgetown 2 has identified a material weakness in its internal control over financial reporting. This material weakness could continue to adversely affect its ability to report its results of operations and financial condition accurately and in a timely manner.

Bridgetown 2’s management is responsible for establishing and maintaining adequate internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP. Bridgetown 2’s management is likewise required, on a quarterly basis, to evaluate the effectiveness of its internal controls and to disclose any changes and material weaknesses identified through such evaluation in those internal controls. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting, such that there is a reasonable possibility that a material misstatement of Bridgetown 2’s annual or interim financial statements will not be prevented or detected on a timely basis.

Bridgetown 2 identified a material weakness in its internal control over financial reporting related to its accounting for complex financial instruments. As a result of this material weakness, Bridgetown 2’s management concluded that its internal control over financial reporting was not effective as of September 30, 2021. This material weakness resulted in a material misstatement of Bridgetown 2’s warrant liabilities, change in fair value of warrant liabilities, Class A ordinary shares subject to possible redemption, Class A ordinary shares, additional paid-in capital, accumulated deficit and related financial disclosures for the affected periods. See “Note 2—Restatement of Previously Issued Financial Statements” in the accompanying unaudited condensed financial statements of Bridgetown 2 as of September 30, 2021, included elsewhere in this proxy statement/prospectus.

Any failure to maintain internal control over Bridgetown 2’s financial reporting could adversely impact Bridgetown 2’s ability to report its financial position and results of operations on a timely and accurate basis, which could delay or disrupt its efforts to consummate an initial business combination. If Bridgetown 2’s financial statements are not accurate, investors may not have a complete understanding of its operations. Likewise, if Bridgetown 2’s financial statements are not filed on a timely basis, Bridgetown 2 could be subject to sanctions or investigations by the stock exchange on which its ordinary shares is listed, the SEC or other regulatory authorities. In either case, this could result in a material adverse effect on Bridgetown 2’s ability to consummate an initial business combination.

Bridgetown 2 can give no assurance as to its ability to timely remediate the material weakness identified, if at all, or that any additional material weaknesses or restatements of financial results will not arise in the future due to a failure to implement and maintain adequate internal control over financial reporting or circumvention of these controls.

The process of taking a company public by means of a business combination with a special purpose acquisition company is different from taking a company public through an underwritten offering and may create risks for our unaffiliated investors.

An underwritten offering involves a company engaging underwriters to purchase its shares and resell them to the public. An underwritten offering imposes statutory liability on the underwriters for material misstatements or omissions contained in the registration statement unless they are able to sustain the burden of providing that they did not know and could not reasonably have discovered such material misstatements or omissions. This is referred to as a “due diligence” defense and results in the underwriters undertaking a detailed review of the company’s business, financial condition and results of operations. Going public via a business combination with a special purpose acquisition company does not involve any underwriters and does not generally necessitate the level of review required to establish a “due diligence” defense as would be customary in an underwritten offering.

In addition, going public via a business combination with a special purpose acquisition company does not involve a book-building process as is the case in an underwritten public offering. In any underwritten public offering, the initial value of a company is set by investors who indicate the price at which they are prepared to purchase shares from the underwriters. In the case of a special purpose acquisition company transaction, the value of the company is established by means of negotiations between the target company, the special purpose acquisition company and, to a certain degree, investors in the PIPE investment who agree to purchase shares at the time of the closing of the business combination. The process of establishing the value of a company in a special purpose acquisition company business combination may be less effective than the bookbuilding process in an underwritten public offering and also does not reflect events that may have occurred between the date of the business combination agreement and the closing of the transaction. In addition, underwritten public offerings are frequently oversubscribed resulting in additional potential demand for shares in the aftermarket following the underwritten public offering. There is no such book of demand built up in connection with a special purpose acquisition company transaction and no underwriters with the responsibility of stabilizing the share price which may result in the share price being harder to sustain after the transaction.

Risks Related to Ownership of PubCo Ordinary Shares

The NYSE may not list the PubCo Ordinary Shares, which could limit investors’ ability to transact in PubCo Ordinary Shares and could subject PubCo to additional trading restrictions.

PubCo intends to apply to have the PubCo Ordinary Shares listed on the NYSE upon consummation of the Business Combination. PubCo will be required to meet the initial listing requirements to be listed. PubCo may not be able to meet those initial listing requirements. Even if the PubCo Ordinary Shares are so listed, it may be unable to maintain the listing of such securities in the future.

If PubCo fails to meet the initial listing requirements and the NYSE does not list the PubCo Ordinary Shares, and if the related closing condition is waived by the parties in order to consummate the Business Combination, thereafter PubCo could face significant material adverse consequences, including a limited availability of market quotations for the PubCo Ordinary Shares, a limited amount of news and analyst coverage on the company, and a decreased ability to issue additional PubCo Ordinary Shares or obtain additional financing in the future.

Certain existing shareholders of PropertyGuru will have substantial influence over PubCo and their interests may not be aligned with the interests of PubCo’s other shareholders.

After this offering, the TPG Investor Entities, the KKR Investor and REA Asia Holding Co. Pty Ltd (“REA”) will, in aggregate, beneficially own shares representing approximately 67.4% of the outstanding PubCo Ordinary Shares (assuming no redemptions by Bridgetown 2’s public shareholders and which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru). As a result, two or more of these shareholders, if they choose to act together and make up a majority of the outstanding PubCo Ordinary Shares, will be able to influence PubCo’s management and affairs and all matters requiring shareholder approval, including the election of PubCo’s directors and approval of significant corporate transactions. The Amended PubCo Articles and shareholders’ agreement (the “Shareholders’ Agreement”) to be entered at the Amalgamation Closing between, among others, PubCo, the TPG Investor Entities, the KKR Investor and REA provide that the TPG Investor Entities may jointly appoint one director, provided that the TPG Investor Entities collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo; the KKR Investor may appoint one director, provided that the KKR Investor and its affiliates collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo; and REA may appoint one director, provided that REA holds at least 7.5 per cent. of the issued share capital of PubCo and subject to (i) the possibility of REA losing such appointment right in the event of a breach of certain provisions of the Shareholders’ Agreement and (ii) such director appointed by REA being subject to certain additional requirements that do not apply to the directors appointed by either the TPG Investor Entities or the KKR Investor. REA is also granted certain rights of first offer in relation to certain share transfers under the Amended PubCo Articles and the Shareholders’ Agreement. For more information, see “Certain Relationships and Related Person Transactions—PropertyGuru and PubCo Relationships and Related Party Transactions—Shareholders’ Agreement” and “Description of PubCo Securities—Transfers of Shares.”

Some of these persons or entities may have interests different than yours. For example, these shareholders purchased their shares at prices below the current estimated value of the PubCo Ordinary Shares and have held the PubCo Ordinary Shares for a longer period, and they may be more interested in selling PubCo to an acquirer than other investors, or they may want us to pursue strategies that deviate from the interests of other holders of PubCo Ordinary Shares.

The market price and trading volume of the PubCo Ordinary Shares may be volatile and could decline significantly following the Business Combination.

The stock markets, including the NYSE on which PubCo intends to list the PubCo Ordinary Shares to be issued in the Business Combination, have from time to time experienced significant price and volume fluctuations. Even if an active, liquid and orderly trading market develops and is sustained for the PubCo Ordinary Shares following the Business Combination, the market prices of the PubCo Ordinary Shares may be volatile and could decline significantly. In addition, the trading volumes in the PubCo Ordinary Shares may fluctuate and cause significant price variations to occur. If the market prices of the PubCo Ordinary Shares decline significantly, you may be unable to resell your PubCo Ordinary Shares at or above the market price of the PubCo Ordinary Shares as of the date immediately following the consummation of the Business Combination. There can be no assurance that the market prices of the PubCo Ordinary Shares will not fluctuate widely or decline significantly in the future in response to a number of factors, including, among others, the following:

•	the realization of any of the risk factors presented in this proxy statement/prospectus;

•

actual or anticipated differences in our estimates, or in the estimates of analysts, for PubCo’s revenues, Adjusted EBITDA, results of operations, cash flows, level of indebtedness, liquidity or financial condition;

•	announcements by PubCo or its competitors of significant business developments;

•	changes in customers;

•	acquisitions or expansion plans;

•	PubCo’s involvement in litigation;

•	sale of PubCo Ordinary Shares or other securities in the future;

•	market conditions in PubCo’s industry;

•	changes in key personnel;

•	the trading volume of PubCo Ordinary Shares;

•	actual, potential or perceived control, accounting or reporting problems;

•	changes in accounting principles, policies and guidelines;

•

other events or factors, including but not limited to those resulting from infectious diseases, health epidemics and pandemics (including but not limited to the ongoing COVID-19 pandemic), natural disasters, war, acts of terrorism or responses to these events; and

•	general economic and market conditions.

In addition, the stock markets have experienced extreme price and volume fluctuations. Broad market and industry factors may materially harm the market price of the PubCo Ordinary Shares, regardless of our operating performance. In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been instituted against that company. If PubCo were involved in any similar litigation it could incur substantial costs and our management’s attention and resources could be diverted.

We do not know whether a market will develop for the PubCo Ordinary Shares or what the market price of the PubCo Ordinary Shares will be and, as a result, it may be difficult for holders of PubCo Ordinary Shares to sell their PubCo Ordinary Shares.

Before this offering, there was no public trading market for PubCo Ordinary Shares. Although we have applied to list the PubCo Ordinary Shares on the NYSE, an active trading market for the PubCo Ordinary Shares may never develop or be sustained following this offering. If a market for the PubCo Ordinary Shares does not develop or is not sustained, it may be difficult for holders of PubCo Ordinary Shares to sell their PubCo Ordinary Shares at an attractive price, if at all. This risk will be exacerbated if there is a high level of redemptions of Bridgetown 2 public shares in connection with the closing of the Business Combination.

PubCo will issue PubCo Ordinary Shares as consideration for the Business Combination and the PIPE Investment, and PubCo may issue additional PubCo Ordinary Shares or other equity or convertible debt securities without approval of the holders of PubCo Ordinary Shares, which would dilute existing ownership interests and may depress the market price of PubCo Ordinary Shares.

It is anticipated that, following the Business Combination, (i) former PropertyGuru shareholders are expected to own approximately 71.6% of the outstanding PubCo Ordinary Shares (which excludes PubCo Ordinary Shares acquired by REA through the PIPE Investment), (ii) former Bridgetown 2 public shareholders are expected to own approximately 16.8% of the outstanding PubCo Ordinary Shares, (iii) Sponsor and Bridgetown 2 directors and certain other advisors of Bridgetown 2 to whom Sponsor has transferred Bridgetown 2 Shares are expected to own approximately 4.2% of the outstanding PubCo Ordinary Shares, and (iv) the PIPE Investors are expected to own approximately 7.4% of the outstanding PubCo Ordinary Shares (which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru). These percentages assume (i) a March 17, 2022 Closing Date and (ii) the No Redemption Scenario. If the actual facts differ from these assumptions, these percentages will differ.

PubCo may continue to require capital investment to support its business, and PubCo may issue additional PubCo Ordinary Shares or other equity or convertible debt securities of equal or senior rank in the future without approval of the holders of the PubCo Ordinary Shares in certain of circumstances.

PubCo’s issuance of additional PubCo Ordinary Shares or other equity or convertible debt securities would have the following effects: (i) PubCo’s existing shareholders’ proportionate ownership interest in PubCo may decrease; (ii) the amount of cash available per share, including for payment of dividends in the future, may decrease; (iii) the relative voting power of each previously outstanding PubCo Ordinary Share may be diminished; and (iv) the market price of PubCo Ordinary Shares may decline.

Furthermore, employees, directors and consultants of PubCo and its subsidiaries and affiliates hold, and after Business Combination, are expected to be granted equity awards under the PubCo Employee Stock Option Plan 2016, the PubCo Employee Stock Option Plan 2018, the PubCo Non-Executive Directors Share Plan, the PubCo Omnibus Equity Incentive Plan and/or the PubCo Restricted Stock Units Plan. You will experience additional dilution when those equity awards and purchase rights become vested and settled or exercised, as applicable, for PubCo Ordinary Shares. See “Management of PubCo Following the Business Combination—Compensation of Directors and Executive Officers—Equity Incentive Plans.”

There will be material differences between your current rights as a holder of Bridgetown 2 Shares and the rights one will have as a holder of PubCo Ordinary Shares, some of which may adversely affect you.

Upon completion of the Business Combination, Bridgetown 2 shareholders will no longer be shareholders of Bridgetown 2, but will be shareholders of PubCo. There will be material differences between the current rights of Bridgetown 2 shareholders and the rights you will have as a holder of the PubCo Ordinary Shares, some of which may adversely affect you. For a more detailed discussion of the differences in the rights of Bridgetown 2 shareholders and the PubCo shareholders, see the section of this proxy statement/prospectus titled “Comparison of Corporate Governance and Shareholder Rights.”

Upon completion of the Business Combination, Bridgetown 2 shareholders will become PubCo shareholders, Bridgetown 2 warrant holders will become holders of PubCo Warrants and the market price for the PubCo Ordinary Shares may be affected by factors different from those that historically have affected Bridgetown 2 securities.

Upon completion of the Business Combination, Bridgetown 2 shareholders will become PubCo shareholders and Bridgetown 2’s warrant holders will become holders of PubCo Warrants, which may be exercised to acquire PubCo Ordinary Shares. PubCo’s business will materially differ from that of Bridgetown 2, and, accordingly, the results of operations of PubCo will be affected by numerous factors that are different from those currently affecting the results of operations of Bridgetown 2. Bridgetown 2 is a special purpose acquisition company incorporated in the Cayman Islands that is not engaged in any operating activity, directly or indirectly. PubCo is a holding company incorporated in the Cayman Islands and, after the consummation of the Business Combination its subsidiaries will be engaged in the businesses of PropertyGuru in Southeast Asia. PubCo’s business and results of operations will be affected by regional, country, and industry risks and operating risks to which Bridgetown 2 was not exposed. For a discussion of the future business of PubCo currently conducted and proposed to be conducted by PropertyGuru, see the section of this proxy statement/prospectus titled “PropertyGuru’s Business” and “Risk Factors—Risks Related to PropertyGuru’s Business and Industry.”

PubCo Warrants will become exercisable for PubCo Ordinary Shares, which would increase the number of shares eligible for future resale in the public market and result in dilution to its shareholders.

PubCo Warrants to purchase an aggregate of 12,960,000 PubCo Ordinary Shares will become exercisable in accordance with the terms of the Assignment, Assumption and Amendment Agreement and the Existing Warrant Agreement governing those securities. Assuming the Business Combination closes, these warrants will become exercisable 30 days after the completion of the Business Combination. The exercise price of these warrants will be $11.50 per share. To the extent such warrants are exercised, additional PubCo Ordinary Shares will be issued, which will result in dilution to the holders of PubCo Ordinary Shares and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such warrants may be exercised could adversely affect the market price of PubCo Ordinary Shares.

In addition, under the Novation, Assumption and Amendment Agreement all PropertyGuru Warrants outstanding immediately prior to the Amalgamation Effective Time shall cease to be warrants with respect to PropertyGuru Shares and be assumed by PubCo and converted into a warrant to be issued by PubCo to purchase 4,043,411 PubCo Ordinary Shares at a price of $6.92 per share, subject to certain adjustments set forth in the PropertyGuru Warrant Assumption Agreement. To the extent such warrants are exercised, additional PubCo Ordinary Shares will be issued, which will result in dilution to the holders of PubCo Ordinary Shares and increase the number of shares eligible for resale in the public market. Sales of substantial numbers of such shares in the public market or the fact that such warrants may be exercised could adversely affect the market price of PubCo Ordinary Shares.

If securities or industry analysts do not publish research, publish inaccurate or unfavorable research or cease publishing research about PubCo, its share price and trading volume could decline significantly.

The trading market for PubCo Ordinary Shares will depend, in part, on the research and reports that securities or industry analysts publish about PubCo or its business. PubCo may be unable to sustain coverage by well-regarded securities and industry analysts. If either none or only a limited number of securities or industry analysts maintain coverage of PubCo, or if these securities or industry analysts are not widely respected within the general investment community, the demand for PubCo Ordinary Shares could decrease, which might cause its share price and trading volume to decline significantly. In the event that PubCo obtains securities or industry analyst coverage or, if one or more of the analysts who cover PubCo downgrade their assessment of PubCo or publish inaccurate or unfavorable research about PubCo’s business, the market price and liquidity for PubCo Ordinary Shares could be negatively impacted.

Future resales of PubCo Ordinary Shares issued to PropertyGuru shareholders and other significant shareholders may cause the market price of the PubCo Ordinary Shares to drop significantly, even if PubCo’s business is doing well.

Under the Business Combination Agreement, the PropertyGuru shareholders will receive, among other things, 71.6% of the outstanding PubCo Ordinary Shares, approximately 5.4% of which will be eligible for sale immediately after the consummation of the Business Combination. These percentages (a) assume (i) a March 17, 2022 Closing Date and (ii) the No Redemption Scenario and (b) exclude REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. If the actual facts differ from these assumptions, these percentages will differ. Pursuant to the PropertyGuru Shareholder Support Agreement and the Sponsor Support Agreement, certain PubCo shareholders will be restricted, subject to certain exceptions, from selling any of the PubCo Ordinary Shares that they receive as a result of the share exchange, which restrictions will expire and therefore additional PubCo Ordinary Shares will be eligible for resale as follows.

under the PropertyGuru Shareholder Support Agreement, the earlier of:

•	the date falling 180 days after the consummation of the Business Combination; and

•

the date on which PubCo completes any amalgamation, merger, scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property following the consummation of the Business Combination.

under the Sponsor Support Agreement, the earlier of:

•	the date falling one year after the consummation of the Business Combination;

•

the date on which PubCo completes any amalgamation, merger, scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property following the consummation of the Business Combination;

•

the date on which any of the KKR Investor and/or the TPG Investor Entities transfers any equity security of PubCo or the date that any of their transferees (which received equity securities of PubCo pursuant to the last sentence of this subsection) transfers any equity security of PubCo. Notwithstanding the foregoing, this subsection shall not be triggered by a transfer by any of the KKR Investor and/or the TPG Investor Entities permitted under section 4.5(a) of the PropertyGuru Shareholder Support Agreement; and

•

the first date on which the last sale price of the PubCo Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Business Combination.

See “Shares Eligible for Future Sale—Lock-up Agreements.”

Subject to the PropertyGuru Shareholder Support Agreement, certain shareholders party thereto may sell PubCo Ordinary Shares pursuant to Rule 144 under the Securities Act, if available. In these cases, the resales must meet the criteria and conform to the requirements of that rule, including, because Bridgetown 2 and PubCo are currently shell companies, waiting until one year after PubCo’s filing with the SEC of a Form 20-F transition report reflecting the Business Combination.

Upon expiration or waiver of the applicable lock-up periods, and upon effectiveness of the registration statement PubCo files pursuant to the Registration Rights Agreement and the PIPE Subscription Agreements or upon satisfaction of the requirements of Rule 144 under the Securities Act, certain PropertyGuru shareholders and certain other significant shareholders of PubCo may sell large amounts of PubCo Ordinary Shares in the open market or in privately negotiated transactions, which could have the effect of increasing the volatility in PubCo’s share price or putting significant downward pressure on the price of the PubCo Ordinary Shares. See “Shares Eligible for Future Sale—Registration Rights and—Rule 144.”

The requirements of being a public company may strain PubCo’s resources, divert PubCo management’s attention and affect PubCo’s ability to attract and retain qualified board members.

PubCo will incur additional legal, accounting and other expenses following completion of the Business Combination. PubCo will be subject to the reporting requirements of the Securities Exchange Act of 1934, the Sarbanes-Oxley Act, the Dodd-Frank Act, the NYSE listing requirements and other applicable securities rules and regulations. These expenses may increase even more if PubCo no longer qualifies as an “emerging growth company,” as defined in Section 2(a) of the Securities Act. The Exchange Act requires, among other things, that PubCo file annual and current reports with respect to its business and operating results. The Sarbanes-Oxley Act requires, among other things, that PubCo maintains effective disclosure controls and procedures and internal control over financial reporting. PubCo may need to hire more employees post-Business Combination or engage outside consultants to comply with these requirements, which will increase its post-Business Combination costs and expenses.

Changing laws, regulations and standards relating to corporate governance and public disclosure are creating uncertainty for public companies, increasing legal and financial compliance costs and making some activities more time-consuming. These laws, regulations and standards are subject to varying interpretations, in many cases due to their lack of specificity, and, as a result, their application in practice may evolve over time as new guidance is provided by regulatory and governing bodies. This could result in continuing uncertainty regarding compliance matters and higher costs necessitated by ongoing revisions to disclosure and governance practices. PubCo expects these laws and regulations to increase its legal and financial compliance costs after the Business Combination and to render some activities more time-consuming and costly, although PubCo is currently unable to estimate these costs with any degree of certainty.

PubCo’s management team has limited experience managing a publicly traded company, interacting with public company investors and complying with the increasingly complex laws pertaining to public companies. PubCo’s management team may not successfully or efficiently manage the transition to being a public company subject to significant regulatory oversight and reporting obligations under the federal securities laws and regulations and the continuous scrutiny of securities analysts and investors. The need to establish the corporate infrastructure demanded of a public company may divert the management’s attention from implementing its growth strategy, which could prevent PubCo from improving its business, financial condition and results of operations. Furthermore, PubCo expects these rules and regulations to make it more difficult and more expensive for PubCo to obtain director and officer liability insurance, and consequently PubCo may be required to incur substantial costs to obtain such coverage. These additional obligations could have a material adverse effect on its business, financial condition, results of operations and prospects. These factors could also make it more difficult for PubCo to attract and retain qualified members of its board of directors, particularly to serve on PubCo’s audit and risk committee, remuneration committee and nominating committee, and qualified executive officers.

As a result of disclosure of information in this proxy statement/prospectus and in filings required of a public company, PubCo’s business and financial condition will become more visible, which may result in threatened or actual litigation, including by competitors and other third parties. If such claims are successful, PubCo’s business and operating results could be adversely affected, and, even if the claims do not result in litigation or are resolved in PubCo’s favor, these claims, and the time and resources necessary to resolve them, could have an adverse effect on its business, financial condition, results of operations and prospects.

PubCo will be an “emerging growth company” and it cannot be certain if the reduced SEC reporting requirements applicable to emerging growth companies will make PubCo’s Ordinary Shares less attractive to investors, which could have a material and adverse effect on PubCo, including its growth prospects.

Upon consummation of the Business Combination, PubCo will be an “emerging growth company” as defined in the JOBS Act. PubCo will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which PubCo has total annual gross revenue of at least $1.07 billion or (c) in which PubCo is deemed to be a large accelerated filer, which means the market value of PubCo Ordinary Shares held by non-affiliates exceeds $700 million as of the last business day of PubCo’s prior second fiscal quarter, and (ii) the date on which PubCo issued more than $1.0 billion in non-convertible debt during the prior three-year period. PubCo intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that PubCo’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and reduced disclosure obligations regarding executive compensation, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Furthermore, even after PubCo no longer qualifies as an “emerging growth company,” as long as PubCo continues to qualify as a foreign private issuer under the Exchange Act, PubCo will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including, but not limited to, the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, and current reports on Form 8-K, upon the occurrence of specified significant events. In addition, PubCo will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

As a result, PubCo shareholders may not have access to certain information they deem important. PubCo cannot predict if investors will find PubCo Ordinary Shares less attractive because it relies on these exemptions. If some investors do find PubCo Ordinary Shares less attractive as a result, there may be a less active trading market and share price for PubCo Ordinary Shares may be more volatile.

PubCo will qualify as a foreign private issuer within the meaning of the rules under the Exchange Act, and as such PubCo is exempt from certain provisions applicable to United States domestic public companies.

Because PubCo will qualify as a foreign private issuer under the Exchange Act immediately following the consummation of the Business Combination, PubCo is exempt from certain provisions of the securities rules and regulations in the United States that are applicable to U.S. domestic issuers, including: (i) the rules under the Exchange Act requiring the filing of quarterly reports on Form 10-Q and current reports on Form 8-K with the SEC; (ii) the sections of the Exchange Act regulating the solicitation of proxies, consents, or authorizations in respect of a security registered under the Exchange Act; (iii) the sections of the Exchange Act requiring insiders to file public reports of their share ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and (iv) the selective disclosure rules by issuers of material nonpublic information under Regulation FD.

PubCo will be required to file an annual report on Form 20-F within four months of the end of each fiscal year. Press releases relating to financial results and material events will also be furnished to the SEC on Form 6-K. However, the information PubCo is required to file with or furnish to the SEC will be less extensive and less timely compared to that required to be filed with the SEC by U.S. domestic issuers. Accordingly, after the Business Combination, if you continue to hold PubCo Ordinary Shares, you may receive less or different information about PubCo than you currently receive about Bridgetown 2 or that you would receive about a U.S. domestic public company.

The determination of foreign private issuer status is made annually on the last business day of an issuer’s most recently completed second fiscal quarter and, accordingly, the next determination will be made with respect to PubCo on June 30, 2022.

In the future, PubCo could lose its status as a foreign private issuer under current SEC rules and regulations if more than 50% of PubCo’s outstanding voting securities become directly or indirectly held of record by U.S. holders and any one of the following is true: (i) the majority of PubCo’s directors or executive officers are U.S. citizens or residents; (ii) more than 50% of PubCo’s assets are located in the United States; or (iii) PubCo’s business is administered principally in the United States. If PubCo loses its status as a foreign private issuer in the future, it will no longer be exempt from the rules described above and, among other things, will be required to file periodic reports and annual and quarterly financial statements as if it were a company incorporated in the United States. If this were to happen, PubCo would likely incur substantial costs in fulfilling these additional regulatory requirements, including costs related to the preparation of financial statements in accordance with U.S. GAAP, and members of PubCo’s management would likely have to divert time and resources from other responsibilities to ensuring these additional regulatory requirements are fulfilled.

PropertyGuru currently reports and PubCo will report financial results under IFRS, which differs in certain significant respect from U.S. GAAP.

PropertyGuru currently reports and PubCo will report financial results under IFRS. There are and there may in the future be certain significant material differences between IFRS and U.S. GAAP. As a result, financial information and reported earnings of PropertyGuru and PubCo for historical or future periods could be significantly different if they were prepared in accordance with U.S. GAAP. In addition, PubCo does not intend to provide a reconciliation between IFRS and U.S. GAAP unless it is required under applicable law. As a result, you may not be able to meaningfully compare our financial statements under IFRS with those of companies that prepare financial statements under U.S. GAAP.

As a company incorporated in the Cayman Islands, PubCo is permitted to adopt certain home country practices in relation to corporate governance matters that differ significantly from the NYSE corporate governance listing standards applicable to domestic U.S. companies; these practices may afford less protection to shareholders than they would enjoy if PubCo complied fully with the NYSE corporate governance listing standards.

PubCo is a foreign private issuer as such term is defined in Rule 405 under the Securities Act and is a company incorporated in the Cayman Islands, and, after the consummation of the Business Combination, will be listed on the NYSE. The NYSE market rules permit a foreign private issuer like PubCo to follow the corporate governance practices of its home country. Certain corporate governance practices in the Cayman Islands, which is PubCo’s home country, may differ significantly from the NYSE corporate governance listing standards applicable to domestic U.S. companies.

Among other things, PubCo is not required to have: (i) a majority of the board of directors consist of independent directors; (ii) a compensation committee consisting of independent directors; (iii) a nominating committee consisting of independent directors; or (iv) regularly scheduled executive sessions with only independent directors each year.

PubCo intends to rely on the exemptions listed above. As a result, you may not be provided with the benefits of certain corporate governance requirements of the NYSE applicable to U.S. domestic public companies.

You may face difficulties in protecting your interests, and your ability to protect your rights through U.S. courts may be limited, because PubCo is incorporated under the law of the Cayman Islands, PubCo conducts substantially all of its operations and a majority of its directors and executive officers reside outside of the United States.

PubCo is an exempted company limited by shares incorporated under the laws of the Cayman Islands, and following the Business Combination, will conduct a majority of its operations through its subsidiary, PropertyGuru, outside the United States. Substantially all of PubCo’s assets are located outside the United States. A majority of PubCo’s officers and directors reside outside the United States and a substantial portion of the assets of those persons are located outside of the United States. As a result, it could be difficult or impossible for you to bring an action against PubCo or against these individuals outside of the United States in the event that you believe that your rights have been infringed upon under the applicable securities laws or otherwise and it will be difficult to effect service of process within the United States upon PubCo’s officers or directors, or enforce judgments obtained in United States courts against PubCo’s officers or directors. Even if you are successful in bringing an action of this kind, the laws of the Cayman Islands and of the jurisdictions that comprise the Southeast Asian region could render you unable to enforce a judgment against PubCo’s assets or the assets of PubCo’s directors and officers. In addition, it is unclear if any applicable extradition treaties now in effect between the United States and Southeast Asia markets would permit effective enforcement of criminal penalties of U.S. federal securities laws.

In addition, PubCo’s corporate affairs will be governed by the Amended PubCo Articles, the Cayman Islands Companies Act and the common law of the Cayman Islands. The rights of shareholders to take action against the directors, actions by minority shareholders and the fiduciary duties of PubCo’s directors to PubCo under Cayman Islands law are to a large extent governed by the common law of the Cayman Islands. The common law of the Cayman Islands is derived in part from comparatively limited judicial precedent in the Cayman Islands as well as from the common law of England and Wales, the decisions of whose courts are of persuasive authority, but are not binding, on a court in the Cayman Islands. The rights of PubCo’s shareholders and the fiduciary duties of PubCo’s directors under Cayman Islands law may not be as clearly established as they would be under statutes or judicial precedent in some jurisdictions in the United States. In particular, the Cayman Islands has a different body of securities laws than the United States. Some U.S. states, such as Delaware, may have more fully developed and judicially interpreted bodies of corporate law than the Cayman Islands. In addition, Cayman Islands companies may not have standing to initiate a shareholder derivative action in a federal court of the United States.

Shareholders of Cayman Islands exempted companies like PubCo have no general rights under Cayman Islands law to inspect corporate records (other than the memorandum and articles of association, a list of the current directors of the company and the register of mortgages and charges) or to obtain copies of lists of shareholders of these companies. PubCo’s directors will have discretion under the Amended PubCo Articles to determine whether or not, and under what conditions, PubCo’s corporate records may be inspected by its shareholders, but PubCo is not obliged to make them available to the shareholders (subject to limited circumstances in which an inspector may be appointed to report on the affairs of PubCo). This may make it more difficult for you to obtain the information needed to establish any facts necessary for a shareholder motion or to solicit proxies from other shareholders in connection with a proxy contest. See “Description of PubCo Ordinary Shares—Inspection of Books.”

The courts of the Cayman Islands are unlikely (i) to recognize or enforce judgments of courts of the United States predicated upon the civil liability provisions of the federal securities laws of the United States or any state securities laws; and (ii) in original actions brought in the Cayman Islands, to impose liabilities predicated upon the civil liability provisions of the federal securities laws of the United States or any state securities laws, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands Court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere.

Certain corporate governance practices in the Cayman Islands, which is PubCo’s home country, differ significantly from requirements for companies incorporated in other jurisdictions such as the United States. To the extent PubCo chooses to follow home country practice with respect to corporate governance matters, its shareholders may be afforded less protection than they otherwise would under rules and regulations applicable to U.S. domestic issuers.

As a result of all of the above, PubCo’s shareholders may have more difficulty in protecting their interests in the face of actions taken by management, members of the board of directors or controlling shareholders than they would as public shareholders of a company incorporated in the United States.

The ability of PubCo’s subsidiaries after the consummation of the Business Combination in certain Southeast Asia markets to distribute dividends to PubCo may be subject to restrictions under their respective laws.

PubCo is a holding company, and its subsidiaries after the consummation of the Business Combination will be located throughout Southeast Asia in Vietnam, Thailand, Singapore, Malaysia and Indonesia. Part of PubCo’s primary internal sources of funds to meet its cash needs will be its share of the dividends, if any, paid by PubCo’s subsidiaries. The distribution of dividends to PubCo from the subsidiaries in these markets as well as other markets where PubCo operates is subject to restrictions imposed by the applicable laws and regulations in these markets.

It is not expected that PubCo will pay dividends in the foreseeable future after the Business Combination.

It is expected that PubCo will retain most, if not all, of its available funds and any future earnings after the Business Combination to fund the development and growth of its business. As a result, it is not expected that PubCo will pay any cash dividends in the foreseeable future.

Following completion of the Business Combination, PubCo’s board of directors will have complete discretion as to whether to distribute dividends. Even if the board of directors decides to declare and pay dividends, the timing, amount and form of future dividends, if any, will depend on the future results of operations and cash flow, capital requirements and surplus, the amount of distributions, if any, received by PubCo from subsidiaries, PubCo’s financial condition, contractual restrictions and other factors deemed relevant by the board of directors. There is no guarantee that the shares of PubCo will appreciate in value after the Business Combination or that the trading price of the shares will not decline. Holders of the PubCo Ordinary Shares should not rely on an investment in PubCo Ordinary Shares as a source for any future dividend income.

If PubCo Ordinary Shares are not eligible for deposit and clearing within the facilities of the Depository Trust Company, then transactions in the PubCo Ordinary Shares may be disrupted.

The facilities of DTC are a widely used mechanism that allow for rapid electronic transfers of securities between the participants in the DTC system, which include many large banks and brokerage firms. PubCo expects that PubCo Ordinary Shares will be eligible for deposit and clearing within the DTC system. DTC is not obligated to accept PubCo Ordinary Shares for deposit and clearing within its facilities in connection with the listing and, even if DTC does initially accept PubCo Ordinary Shares, it will generally have discretion to cease to act as a depository and clearing agency for PubCo Ordinary Shares.

If DTC determines prior to the completion of the transactions that PubCo Ordinary Shares are not eligible for clearance within the DTC system, then PubCo would not expect to complete the transactions and the listing contemplated by this proxy statement/prospectus in its current form. However, if DTC determines at any time after the completion of the transactions and the listing that PubCo Ordinary Shares were not eligible for continued deposit and clearance within its facilities, then PubCo believes PubCo Ordinary Shares would not be eligible for continued listing on a U.S. securities exchange and trading in the shares would be disrupted. While PubCo would pursue alternative arrangements to preserve its listing and maintain trading, any such disruption could have a material adverse effect on the market price of PubCo Ordinary Shares.

Risks Relating to Taxation

PubCo may be or become a passive foreign investment company (“PFIC”), which could result in adverse U.S. federal income tax consequences to U.S. Holders.

If PubCo (or its predecessor Bridgetown 2) is a PFIC for any taxable year, or portion thereof, that is included in the holding period of a beneficial owner of the PubCo Ordinary Shares that is a U.S. Holder, such U.S. Holder may be subject to certain adverse U.S. federal income tax consequences and may be subject to additional reporting requirements. Following the Merger, assuming that the Merger qualifies as an “F”

reorganization within the meaning of Section 368(a)(1)(F) of the Code, PubCo will be treated as the successor to Bridgetown 2 for U.S. federal income tax purposes, and for the taxable year that includes the Business Combination and subsequent taxable years, the PFIC asset and income tests will be applied based on the assets and activities of the combined business.

Based on the anticipated timing of the Business Combination, the anticipated assets and income of the combined company and the application of the start-up exception, Bridgetown 2 or its successor PubCo (as the case may be) are not currently expected to be treated as a PFIC for the current taxable year ending on December 31, 2021 or the foreseeable future. However, the facts on which any determination of PFIC status are based may not be known until the close of each taxable year in question, and, in the case of the current taxable year, until as late as the close of two subsequent taxable years. Additionally, there is uncertainty regarding the application of the start-up exception.

Please see the section entitled “Material Tax Considerations—United States Federal Income Tax Considerations—PFIC Considerations” for a more detailed discussion with respect to PubCo’s PFIC status. U.S. Holders are urged to consult their tax advisors regarding the possible application of the PFIC rules to holders of the PubCo Ordinary Shares.

Risks Relating to Redemption of Bridgetown 2 Shares

You will not have any rights or interests in funds from the trust account, except under certain limited circumstances. To liquidate your investment, therefore, you may be forced to redeem or sell your public shares, potentially at a loss.

Bridgetown 2 public shareholders will be entitled to receive funds from the trust account only upon the earlier to occur of: (i) Bridgetown 2’s completion of the Business Combination, and then only in connection with those shares of Bridgetown 2 Shares that such shareholder properly elected to redeem, subject to the limitations described herein, and (ii) the redemption of Bridgetown 2’s public shares if Bridgetown 2 is unable to complete a business combination by the Final Redemption Date, subject to applicable law and as further described herein. In addition, if Bridgetown 2 plans to redeem its public shares because Bridgetown 2 is unable to complete a business combination by the Final Redemption Date, for any reason, compliance with Cayman Islands law may require that Bridgetown 2 submit a plan of dissolution to Bridgetown 2’s then-existing shareholders for approval prior to the distribution of the proceeds held in Bridgetown 2’s trust account. In that case, Bridgetown 2 shareholders may be forced to wait beyond the Final Redemption Date, before they receive funds from the trust account. In no other circumstances will Bridgetown 2 shareholders have any right or interest of any kind in the trust account. Accordingly, to liquidate your investment, you may be forced to sell your public shares, potentially at a loss.

Shareholders of Bridgetown 2 who wish to redeem their shares for a pro rata portion of the trust account must comply with specific requirements for redemption, which may make it difficult for them to exercise their redemption rights prior to the deadline. If shareholders fail to comply with the redemption requirements specified in this proxy statement/prospectus, they will not be entitled to redeem their Bridgetown 2 Shares for a pro rata portion of the funds held in the trust account.

Bridgetown 2 shareholders who wish to redeem their shares for a pro rata portion of the trust account must submit a written request to Continental, in which you (i) request that Bridgetown 2 redeem all or a portion of your Bridgetown 2 Shares for cash and (ii) identify yourself as the beneficial holder of the Bridgetown 2 Shares and provide your legal name, phone number and address; and deliver your share certificates (if any) and other redemption forms (as applicable) to Continental, physically or electronically through the DTC. Any Bridgetown 2 shareholder who fails to properly demand redemption of such shareholder’s public shares will not be entitled to convert his or her public shares into a pro rata portion of the trust account. In addition, Bridgetown 2 will comply with the proxy rules when conducting redemptions in connection with the Business Combination. Despite

Bridgetown 2’s compliance with these rules, if a shareholder fails to receive Bridgetown 2’s proxy materials, as applicable, such shareholder may not become aware of the opportunity to redeem its shares. Furthermore, the proxy materials, as applicable, that Bridgetown 2 will furnish to holders of its public shares in connection with the Business Combination will describe the various procedures that must be complied with in order to validly redeem public shares. In the event that a shareholder fails to comply with these procedures, its shares may not be redeemed.

Bridgetown 2 does not have a specified maximum redemption threshold. The absence of such a redemption threshold may make it possible for Bridgetown 2 to complete a business combination with which a substantial majority of its shareholders do not agree.

The Existing Bridgetown 2 Articles does not provide a specified maximum redemption threshold, except that in no event will Bridgetown 2 redeem its public shares in an amount that would cause its net tangible assets to be less than $5,000,001, such that Bridgetown 2 is not subject to the SEC’s “penny stock” rules. This minimum net tangible asset amount is also required as an obligation to each party’s obligation to consummate the Business Combination under the Business Combination Agreement. If the Business Combination is not consummated, Bridgetown 2 will not redeem any shares, all Bridgetown 2 Shares submitted for redemption will be returned to the holders thereof, and Bridgetown 2 instead may search for an alternate business combination.

The grant and future exercise of registration rights may adversely affect the market price of PubCo Ordinary Shares upon consummation of the Business Combination.

Pursuant to the Registration Rights Agreement entered into in connection with the Business Combination and which is described elsewhere in this proxy statement/prospectus, Sponsor and certain shareholders of PropertyGuru and their affiliates that entered into such agreement can each demand that PubCo register their registrable securities under certain circumstances and each of them will also have piggyback registration rights for these securities in connection with certain registrations of securities that PubCo undertakes. In addition, following the consummation of the Business Combination, PubCo is required to file and maintain an effective registration statement under the Securities Act covering such securities and certain other securities of PubCo. Additionally, pursuant to the PIPE Subscription Agreements and Registration Rights Agreement, PubCo must file a registration statement within 45 days after the consummation of the Business Combination registering up to 13,193,068 PubCo Ordinary Shares held by the PIPE Investors, as well as a number of PubCo Ordinary Shares as requested by other holders under the Registration Rights Agreement. Additionally, PubCo may enter into other registration rights agreements from time to time. See “Shares Eligible for Future Sale—Registration Rights.”

The registration of these securities will permit the public sale of such securities. The registration and availability of such a significant number of securities for trading in the public market may have an adverse effect on the market price of PubCo Ordinary Shares post-Business Combination.

If you or a “group” of shareholders of which you are a part are deemed to hold an aggregate of more than 15% of the Bridgetown 2 Shares issued in the Bridgetown 2 IPO, you (or, if a member of such a group, all of the members of such group in the aggregate) will lose the ability to redeem all such shares in excess of 15% of the Bridgetown 2 Shares issued in the Bridgetown 2 IPO.

A shareholder, together with any of his, her or its affiliates or any other person with whom it is acting in concert or as a “group” (as defined under Section 13 of the Exchange Act), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the Bridgetown 2 Shares. In order to determine whether a shareholder is acting in concert or as a group with another shareholder, Bridgetown 2 will require each shareholder seeking to exercise redemption rights to certify to Bridgetown 2 whether such shareholder is acting in concert or as a group with any other shareholder. Such certifications, together with other public information relating to share ownership available to Bridgetown 2 at that time, such as Schedule 13D, Schedule 13G and Section 16 filings under the Exchange Act, will be the sole basis on which Bridgetown 2 makes the above-referenced determination. Your inability to redeem any such excess shares will reduce your influence over Bridgetown 2’s ability to consummate the Business Combination and you could suffer a material loss on your investment in Bridgetown 2 if you sell such excess shares in open market transactions. Additionally, you will not receive redemption distributions with respect to such excess shares if Bridgetown 2 consummates the Business Combination. As a result, you will continue to hold that number of shares aggregating to more than 15% of the shares sold in the Bridgetown 2 IPO and, in order to dispose of such excess shares, would be required to sell your Bridgetown 2 Shares in open market transactions, potentially at a loss. There is no assurance that the value of such excess shares will appreciate over time following the Business Combination or that the market price of the Bridgetown 2 Shares will exceed the per-share redemption price. Notwithstanding the foregoing, shareholders may challenge Bridgetown 2’s determination as to whether a shareholder is acting in concert or as a group with another shareholder in a court of competent jurisdiction.

However, Bridgetown 2 shareholders’ ability to vote all of their shares (including such excess shares) for or against the Business Combination is not restricted by this limitation on redemption.

There is no guarantee that a shareholder’s decision whether to redeem its shares for a pro rata portion of the trust account will put the shareholder in a better future economic position.

There is no assurance as to the price at which a Bridgetown 2 shareholder may be able to sell its public shares in the future following the completion of the Business Combination or any alternative business combination. Certain events following the consummation of any initial business combination, including the Business Combination, may cause an increase in the share price, and may result in a lower value realized now than a shareholder of Bridgetown 2 might realize in the future had the shareholder not redeemed its shares. Similarly, if a shareholder does not redeem its shares, the shareholder will bear the risk of ownership of the public shares after the consummation of any initial business combination, and there can be no assurance that a shareholder can sell its shares in the future for a greater amount than the redemption price set forth in this proxy statement/prospectus. A shareholder should consult the shareholder’s tax and/or financial advisor for assistance on how this may affect his, her or its individual situation.

On February 11, 2022, the most recent practicable date prior to the date of this proxy statement/prospectus, the closing price per Bridgetown 2 Share was $9.855. In each of the No Redemption Scenario, the Interim Redemption Scenario (where, for example, the Bridgetown 2 public shareholders would redeem 13,631,015 Class A Ordinary Shares) and the Maximum Redemption Scenario, as well as all interim levels of redemptions, the PIPE Investors will pay $10.00 per PubCo Ordinary Share in connection with the PIPE Investment, and the consideration payable to Bridgetown 2 shareholders – which will be paid in the form of PubCo Ordinary Shares—will be valued at $10.00 per share. As such, regardless of the extent of redemptions, the PubCo Ordinary Shares owned by non-redeeming Bridgetown 2 shareholders will have an implied value of $10.00 per share upon the consummation of the Business Combination. Notwithstanding the foregoing, Bridgetown 2 shareholders should be aware that neither the price per share of PubCo Ordinary Shares following the consummation of the Business Combination nor the potential impact of redemptions on the per share value of PubCo Ordinary Shares owned by non-redeeming Bridgetown 2 shareholders can be predicted. However, increased levels of redemptions by Bridgetown 2 shareholders may be a result of the price per PubCo Ordinary Share falling below the redemption price. More Bridgetown 2 shareholders may elect to redeem their Bridgetown 2 Shares if the share price of the Bridgetown 2 Shares is below the projected redemption price of $10.00 per share. In contrast, more Bridgetown 2 shareholders may elect not to redeem their Bridgetown 2 Shares if the share price of the Bridgetown 2 Shares is above the projected redemption price of $10.00 per share. Each Bridgetown 2 Share that is redeemed will represent both (i) a reduction, equal to the amount of the redemption price, of the cash that will be available to PubCo from the Trust Account and (ii) a corresponding increase in each Bridgetown 2 shareholder’s pro rata ownership interest in PubCo following the consummation of the Business Combination.

EXTRAORDINARY GENERAL MEETING OF BRIDGETOWN 2 SHAREHOLDERS

General

Bridgetown 2 is furnishing this proxy statement/prospectus to Bridgetown 2 shareholders as part of the solicitation of proxies by Bridgetown 2’s board of directors for use at the Extraordinary General Meeting of Bridgetown 2 shareholders to be held on March 15, 2022, and at any adjournment or postponement thereof. This proxy statement/prospectus is first being furnished to Bridgetown 2 shareholders on or about February 16, 2022 in connection with the vote on the proposals described in this proxy statement/prospectus. This proxy statement/prospectus provides Bridgetown 2 shareholders with information they need to know to be able to vote or instruct their vote to be cast at the Extraordinary General Meeting.

Date, Time and Place

The Extraordinary General Meeting of shareholders shall be held on March 15, 2022 at 10:00 AM, Eastern time at the offices of Skadden, Arps, Slate, Meagher & Flom LLP located at One Manhattan West, New York, NY 10001, United States. The Extraordinary General Meeting shall be held in person and virtually via live webcast at https://www.cstproxy.com/bridgetown2holdings/2022. Should Bridgetown 2 shareholders attend the Extraordinary General Meeting virtually, each may vote and submit questions during the Extraordinary General Meeting by visiting https://www.cstproxy.com/bridgetown2holdings/2022 and entering their control number. We are pleased to utilize virtual shareholder meeting technology to (i) provide ready access and cost savings for Bridgetown 2 shareholders and Bridgetown 2, and (ii) to promote social distancing pursuant to guidance provided by the CDC and the SEC due to COVID-19. The virtual meeting format allows attendance from any location in the world. In light of public health concerns regarding COVID-19, virtual attendance is encouraged and attendees of the physical meeting are required to adhere to the then prevailing COVID-19 measures and regulations implemented by the venue provider and state and local authorities, including, but not limited to, with respect to vaccination, mask-wearing and testing.

Purpose of Bridgetown 2 Extraordinary General Meeting

At the Extraordinary General Meeting, Bridgetown 2 is asking holders of Bridgetown 2 Shares to:

•	consider and vote upon the Business Combination Proposal;

•	consider and vote upon the Merger Proposal;

•	consider and vote upon the Governing Documents Proposal; and

•	if presented, consider and vote upon the Adjournment Proposal.

The approval of the Business Combination Proposal is a condition to the consummation of the Business Combination Transactions. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal, as described below) shall not be presented to the Bridgetown 2 shareholders for a vote.

Recommendation of Bridgetown 2 Board of Directors FOR the Business Combination, the Merger Proposal, the Governing Documents Proposal and the Adjournment Proposal

Bridgetown 2’s board of directors has unanimously determined that the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal are fair to and in the best interests of Bridgetown 2; has unanimously approved the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal; unanimously recommends that shareholders vote “FOR” the Business Combination Proposal, “FOR” the Merger Proposal and “FOR” the Governing Documents Proposal; and unanimously recommends that shareholders vote “FOR” the Adjournment Proposal if it is presented to the meeting.

The existence of financial and personal interests of one or more of Bridgetown 2’s directors results in conflicts of interest on the part of such director(s) between what he, she or they may believe is in the best interests of Bridgetown 2 and its shareholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that shareholders vote for the proposals. In addition, Bridgetown 2’s officers have interests in the Business Combination that may conflict with your interests as a shareholder. See the section entitled “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Executive Officers in the Business Combination” for a further discussion of these considerations.

Record Date; Outstanding Shares; Shareholders Entitled to Vote

Bridgetown 2 has fixed the close of business on February 3, 2022, as the “record date” for determining Bridgetown 2 shareholders entitled to notice of and to attend and vote at the Extraordinary General Meeting. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Our warrants do not have voting rights. As of the close of business on the record date, there were 29,900,000 Bridgetown 2 Class A Ordinary Shares and 7,475,000 Bridgetown 2 Class B Ordinary Shares outstanding and entitled to vote. All of the Bridgetown 2 Class B Ordinary Shares are held by the Sponsor and Bridgetown 2’s directors and certain other advisors and/or affiliates of Bridgetown 2 to whom the Sponsor has transferred such Bridgetown 2 Class B Ordinary Shares. Each Bridgetown 2 Share is entitled to one vote per share at the Extraordinary General Meeting.

Quorum

The presence, by means of remote communication or by proxy, of the holders of a majority of all the issued and outstanding Bridgetown 2 Shares entitled to vote at the Extraordinary General Meeting constitutes a quorum at the Extraordinary General Meeting. As of the record date for the Extraordinary General Meeting, 18,687,501 Bridgetown 2 Shares would be required to achieve a quorum.

Abstentions and Broker Non-Votes

Proxies that are marked “abstain” and proxies relating to “street name” shares that are returned to Bridgetown 2 but marked by brokers as “not voted” will be treated as shares present for purposes of determining the presence of a quorum on all matters, but they will not be treated as shares voted on the matter. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe all the proposals presented to the shareholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction.

Vote Required

The approval of the Business Combination Proposal will require an ordinary resolution as defined in the Existing Bridgetown 2 Articles, which means a resolution passed by a simple majority of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. The approval of the Merger Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. The approval of the Governing Documents Proposal will require a special resolution, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. The approval of the Adjournment Proposal if presented will require the consent of the meeting, which means a simple majority of the votes which are cast by those shareholders of Bridgetown 2 who are present, in person or by proxy, and vote thereupon at the Extraordinary General Meeting. An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Voting Your Shares

Each Bridgetown 2 Share that you own in your name entitles you to one vote. Your proxy card shows the number of Bridgetown 2 Shares that you own. If your shares are held in “street name” or are in a margin or similar account, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted.

There are two ways to vote your Bridgetown 2 Shares at the Extraordinary General Meeting:

•

You can vote by signing and returning the enclosed proxy card. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Bridgetown 2 board of directors “FOR” the Business Combination Proposal, “FOR” the Merger Proposal, “FOR” the Governing Documents Proposal and “FOR” the Adjournment Proposal, in each case, if presented to the Extraordinary General Meeting. Votes received after a matter has been voted upon at the Extraordinary General Meeting will not be counted; or

•	You can attend the Extraordinary General Meeting virtually and vote electronically.

Beneficial shareholders who wish to attend the Extraordinary General Meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and e-mailing a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who email a valid legal proxy shall be issued a meeting control number that shall allow them to register to attend and participate in the Extraordinary General Meeting. After contacting our transfer agent, a beneficial holder shall receive an email prior to the meeting with a link and instructions for entering the Extraordinary General Meeting. Beneficial shareholders should contact our transfer agent at least five business days prior to the meeting date.

Revoking Your Proxy

If you are a shareholder and you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

•	you may send another proxy card with a later date; or

•

you may notify Bridgetown 2, in writing, before the Extraordinary General Meeting that you have revoked your proxy (if you do so, you may attend the Extraordinary General Meeting virtually and vote via electronic communication, as indicated above).

Who Can Answer Your Questions About Voting Your Shares

If you are a shareholder and have any questions about how to vote or direct a vote in respect of your Bridgetown 2 Shares, you may call Morrow, Bridgetown 2’s proxy solicitor, at +1 (800) 662-5200, or banks and brokers can call +1 (203) 658-9400, or by email at BTNB.info@investor.morrowsodali.com.

Redemption Rights

Holders of Bridgetown 2 Shares may seek to have their shares redeemed for cash, regardless of whether they vote or, if they do vote, irrespective of whether they vote for or against the Business Combination Proposal, the Merger Proposal or the Governing Documents Proposal. Any shareholder holding Bridgetown 2 Shares as of the record date may demand that Bridgetown 2 redeem such shares for a per-share price, payable in cash, equal to the pro rata portion of the amount on deposit in the trust account (which was $10.00 per share as of February 3, 2022, the record date), calculated as of two business days prior to the anticipated consummation of the Business Combination, including interest earned on the funds held in the trust account and not previously released to Bridgetown 2. If a holder properly seeks redemption as described in this section and the Business Combination is consummated, Bridgetown 2 shall redeem these shares for a pro rata portion of funds deposited in the trust account and the holder shall no longer own these shares. A holder of Bridgetown 2 Shares, together with any affiliate of such holder and any person with whom such holder is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Exchange Act) may not seek to have more than 15% of the aggregate Bridgetown 2 Shares redeemed without the consent of Bridgetown 2.

The Sponsor and Bridgetown 2’s directors shall not have redemption rights with respect to any Bridgetown 2 Shares owned by them, directly or indirectly.

Bridgetown 2 shareholders who seek to have their Bridgetown 2 Shares redeemed are required to (A) submit a redemption request in writing to Continental, Bridgetown 2’s transfer agent, in which (i) they request that Bridgetown 2 redeems all or a portion of their Bridgetown 2 Shares for cash and (ii) identify themselves as the beneficial holders of the shares and provide their legal name, phone number and address, and (B) deliver their shares, either physically or electronically using DTC’s DWAC System, to Bridgetown 2’s transfer agent no later than 5:00 PM, Eastern time, on March 11, 2022 (two business days prior to the Extraordinary General Meeting). If you hold the shares in street name, you shall have to coordinate with your broker to have your shares certificated or delivered electronically. Certificates that have not been tendered (either physically or electronically) in accordance with these procedures shall not be converted into cash. There is a nominal cost associated with this tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent shall typically charge the tendering broker $100.00 and it would be up to the broker whether or not to pass this cost on to the converting shareholder. In the event the proposed Business Combination is not consummated, this may result in an additional cost to shareholders for the return of their shares.

Any request to have Bridgetown 2 Shares redeemed, once made by a holder of Bridgetown 2 Shares, may be withdrawn at any time up to the vote on the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, but only with the consent of the Board of Directors of Bridgetown 2. If a holder of Bridgetown 2 Shares delivers shares for redemption and later decides prior to the Extraordinary General Meeting not to elect redemption, such holder may request that Bridgetown 2 consent to the return of such shares to such holder. Such a request must be made by contacting Continental, Bridgetown 2’s transfer agent, at the phone number or address set out elsewhere in this proxy statement/prospectus.

If the Business Combination is not approved or completed for any reason, then Bridgetown 2 shareholders who elected to exercise their redemption rights shall not be entitled to have their shares redeemed for or upon electing to redeem their shares in connection with a subsequent initial business combination which is consummated. Bridgetown 2 shall thereafter promptly return any shares delivered by Bridgetown 2 shareholders. In such case, Bridgetown 2 shareholders may only share in the assets of the trust account upon the liquidation of Bridgetown 2. This may result in Bridgetown 2 shareholders receiving less than they would have received if the Business Combination was completed and they had exercised redemption rights in connection therewith due to potential claims of creditors.

The closing price of Bridgetown 2 Class A Ordinary Shares on the record date was $9.90. The cash held in the trust account on such date was approximately $299,019,892.7 (approximately $10.00 per Bridgetown 2 Share). Prior to exercising redemption rights, Bridgetown 2 shareholders should verify the market price of Bridgetown 2 Shares as they may receive higher proceeds from the sale of their Bridgetown 2 Shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. Bridgetown 2 cannot assure its shareholders that they shall be able to sell their Bridgetown 2

Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when its shareholders wish to sell their shares.

Appraisal or Dissenters’ Rights

Neither public Bridgetown 2 shareholders who hold Bridgetown 2 Class A Ordinary Shares nor Bridgetown 2 warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the laws of the Cayman Islands. Although under the Cayman Islands Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger, dissenters’ rights will not be available under the Cayman Islands Companies Act in respect of Bridgetown 2 Class A Ordinary Shares if an open market for such class of shares exists on a recognized stock exchange (which includes Nasdaq) for a specified period after the Merger is authorized. Under the terms of the Business Combination Agreement, if any Bridgetown 2 shareholder gives written objection to the Merger pursuant to the Cayman Islands Companies Act, the closing of the Merger may be deferred until such specified period has elapsed. Therefore, no dissenters’ rights are available under the Merger in respect of the Bridgetown 2 Class A Ordinary Shares; however, holders have a redemption right as further described in this proxy statement/prospectus. See “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Proxy Solicitation Costs

Bridgetown 2 is soliciting proxies on behalf of its board of directors. This solicitation is being made by mail but also may be made by telephone or in person. Bridgetown 2 and its directors, officers and employees may also solicit proxies in person by telephone or by other electronic means. Bridgetown 2 shall bear the cost of the solicitation.

Bridgetown 2 has hired Morrow to assist in the proxy solicitation process. Bridgetown 2 shall pay Morrow a fixed fee of $35,000, plus disbursements, and shall pay $6.50 for each holder’s proxy solicited by Morrow, and shall reimburse Morrow for its reasonable and documented costs and expenses and shall indemnify Morrow and its affiliates against certain claims, liabilities, losses, damages and expenses. Such fee shall be paid with non-trust account funds. Bridgetown 2 shall pay the cost of soliciting proxies for the Extraordinary General Meeting.

Bridgetown 2 shall ask banks, brokers and other institutions, nominees and fiduciaries to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions, and shall reimburse such parties for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners.

Bridgetown 2’s directors and officers may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

THE BUSINESS COMBINATION PROPOSAL

General

Holders of Bridgetown 2 Shares are being asked to adopt the Business Combination Agreement, approve the terms thereof and approve the transactions contemplated thereby, including the Business Combination. Bridgetown 2 shareholders should read carefully this proxy statement/prospectus in its entirety for more detailed information concerning the Business Combination Agreement, which is attached as Annex A to this proxy statement/prospectus. Please see the section entitled “—The Business Combination Agreement” below, for additional information and a summary of certain terms of the Business Combination Agreement. You are urged to read carefully the Business Combination Agreement in its entirety before voting on this proposal.

Bridgetown 2 may consummate the Business Combination only if the Business Combination Proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting, the Merger Proposal is approved by the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting and the Governing Documents Proposal is approved by the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

The Business Combination Agreement

On July 23, 2021, Bridgetown 2, PubCo, Amalgamation Sub and PropertyGuru entered into the Business Combination Agreement. The subsections that follow this subsection describe the material provisions of the Business Combination Agreement, but do not purport to describe all of the terms of the Business Combination Agreement. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached as Annex A hereto. Bridgetown 2 shareholders and other interested parties are urged to read the Business Combination Agreement carefully and in its entirety (and, if appropriate, with the advice of financial and legal counsel) because it is the primary legal document that governs the Business Combination.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating the Business Combination Agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the disclosure schedules referred to therein which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders. The disclosure schedules were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that the disclosure schedules contain information that is material to an investment decision. Moreover, certain representations and warranties in the Business Combination Agreement may, may not have been or may not be, as applicable, accurate as of any specific date and do not purport to be accurate as of the date of this proxy statement/prospectus. Accordingly, no person should rely on the representations and warranties in the Business Combination Agreement or the summaries thereof in this proxy statement/prospectus as characterizations of the actual state of facts about PubCo, Bridgetown 2, PropertyGuru, Amalgamation Sub or any other matter.

Capitalized terms in this section not otherwise defined in this proxy statement/prospectus shall have the meanings ascribed to them in the Business Combination Agreement.

General Description of the Business Combination Transactions

In accordance with the terms and subject to the conditions of the Business Combination Agreement, the parties to the Business Combination Agreement have agreed that, in connection with the Closing, the parties shall undertake a series of transactions pursuant to which (i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company and (ii) following the Merger, Amalgamation Sub and PropertyGuru shall amalgamate and continue as one company, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo. The merger described in (i) is referred to as the “Merger” and the amalgamation described in (ii) is referred to as the “Amalgamation.” The Merger, the Amalgamation and the other transactions contemplated by the Business Combination Agreement are referred to as the “Business Combination.”

The Merger

The Merger shall become effective on the date which is five business days after the first date on which all conditions set forth in the Business Combination Agreement that are required to be satisfied or waived (other than the conditions that by their terms are to be satisfied at the Merger Closing, but subject to the satisfaction or waiver of such conditions) on or prior to the closing of the Merger or at such other time as may be agreed by PropertyGuru and Bridgetown 2 in writing. As a result of the Merger, at the Merger Effective Time, (i) all the property, rights, privileges, powers and franchises, liabilities and duties of Bridgetown 2 and PubCo shall vest in and become the property, rights, privileges, powers and franchises, liabilities and duties of PubCo as the surviving company and the separate corporate existence of Bridgetown 2 shall cease to exist, (ii) each issued and outstanding security of Bridgetown 2 immediately prior to the Merger Effective Time shall be canceled in exchange for or converted into securities of PubCo as set out below, and (iii) PubCo’s memorandum and articles of association shall be amended and restated to read in their entirety in the form attached as Exhibit C to the Business Combination Agreement.

Subject to the terms and conditions of the Business Combination Agreement, at the Merger Effective Time:

•

each (i) Bridgetown 2 Class A Ordinary Share issued and outstanding immediately prior to the Merger Effective Time shall be canceled in exchange for the right to receive one PubCo Ordinary Share, and each (ii) Bridgetown 2 Class B Ordinary Share issued and outstanding immediately prior to the Merger Effective Time shall be canceled in exchange for the right to receive one PubCo Ordinary Share;

•

each Bridgetown 2 Warrant outstanding immediately prior to the Merger Effective Time shall cease to be a warrant with respect to Bridgetown 2 Shares and be assumed by PubCo and converted into a warrant of PubCo to purchase one PubCo Ordinary Share, subject to substantially the same terms and conditions prior to the Merger Effective Time in accordance with the provisions of the Amended and Restated Assignment, Assumption and Amendment Agreement; and

•

if there are any Bridgetown 2 Shares that are owned by Bridgetown 2 as treasury shares or owned by any direct or indirect subsidiary of Bridgetown 2 immediately prior to the Merger Effective Time, such Bridgetown 2 Shares shall be canceled for no consideration.

The sum of all PubCo Ordinary Shares and PubCo Merger Warrants receivable by Bridgetown 2 shareholders is referred to as “Merger Consideration.”

The Amalgamation

Following the Merger, subject to the terms and conditions set forth in the Business Combination Agreement, the Closing shall take place as soon as practicable following the time at which all conditions set forth in the Business Combination Agreement that are required to be satisfied or waived (other than the conditions that by their terms are to be satisfied at Closing, but subject to the satisfaction or waiver of such conditions) or at such other time as may be agreed by Bridgetown 2, PubCo and PropertyGuru in writing. As a result of the Amalgamation, at the Amalgamation Effective Time (i) each issued and outstanding security of PropertyGuru immediately prior to the Amalgamation Effective Time shall be canceled in exchange for or converted into securities of PubCo as set out below, (ii) each share of Amalgamation Sub issued and outstanding immediately prior to the Amalgamation Effective Time shall automatically be converted into one ordinary share of the surviving company as set out below, (iii) the board of directors and officers of Amalgamation Sub shall cease to hold office, and the board of directors and officers of PropertyGuru shall be as determined by PropertyGuru and (iv) PubCo’s constitution shall be the constitution set out in the Amalgamation Proposal, until thereafter amended as provided therein and under the Singapore Companies Act.

Subject to the terms and conditions of the Business Combination Agreement, at the Amalgamation Effective Time:

•

each PropertyGuru Share issued and outstanding immediately prior to the Amalgamation Effective Time shall be canceled in exchange for the right to receive such number of newly issued PubCo Ordinary Shares that is equal to the Exchange Ratio;

•

separately from the Amalgamation but as of the Amalgamation Effective Time, each PropertyGuru Restricted Stock Unit Award outstanding immediately prior to the Amalgamation Effective Time shall be assumed by PubCo and converted into an award of restricted share units of PubCo representing the right to receive PubCo Ordinary Shares equal to (i) the number of PropertyGuru Shares subject to the PropertyGuru Restricted Stock award immediately before the Amalgamation Effective Time multiplied by (ii) the Exchange Ratio (such product rounded down to the nearest whole number), and otherwise, shall be subject to substantially the same terms and conditions as were applicable to such PropertyGuru Restricted Stock Unit Award immediately prior to the Amalgamation Effective Time;

•

separately from the Amalgamation but as of the Amalgamation Effective Time, each PropertyGuru Option outstanding immediately prior to the Amalgamation Effective Time, whether vested or unvested, shall be automatically assumed by PubCo and converted into an option of PubCo to purchase PubCo Ordinary Shares. Each assumed PropertyGuru Option shall be subject to substantially the same terms and conditions as were applicable to such PropertyGuru Option immediately prior to the Amalgamation Effective Time, except that (A) each assumed PropertyGuru Option shall be exercisable for that number of PubCo Ordinary Shares equal to (i) the number of PropertyGuru Shares subject to such PropertyGuru Option immediately prior to the Amalgamation Effective Time multiplied by (ii) the Exchange Ratio (such product rounded down to the nearest whole number), and (B) the per share exercise price for each PubCo Ordinary Share issuable upon exercise of the assumed PropertyGuru Option shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (y) the exercise price per PropertyGuru Share immediately prior to the Amalgamation Effective Time by (z) the Exchange Ratio, subject to certain conditions;

•

separately from the Amalgamation but as of the Amalgamation Effective Time, all PropertyGuru Warrants outstanding immediately prior to the Amalgamation Effective Time shall cease to be warrants with respect to PropertyGuru Shares and be assumed by PubCo and converted into a warrant of PubCo to purchase 4,043,411 PubCo Ordinary Shares at a price of $6.92 per share, subject to certain adjustments set forth in the Novation, Assumption and Amendment Agreement;

•

each Amalgamation Sub share issued and outstanding immediately prior to the Amalgamation Effective Time shall be automatically converted pursuant to the Amalgamation into one ordinary share of the surviving company and, accordingly, PubCo shall become, pursuant to the Amalgamation and the cancelation of the PropertyGuru Shares, the holder of all ordinary shares of the surviving company.

The sum of all the PubCo Ordinary Shares and warrants to be issued by PubCo receivable by PropertyGuru shareholders is referred to as “Amalgamation Consideration,” and the Merger Consideration and the Amalgamation Consideration are referred to as the “Shareholder Merger Consideration.” At or prior to the Merger Effective Time, PubCo shall deposit, or cause to be deposited with Continental as Exchange Agent (or another exchange agent reasonably acceptable to PropertyGuru) the Shareholder Merger Consideration.

Representations and Warranties

The Business Combination Agreement contains customary representations, warranties and covenants of PropertyGuru, Bridgetown 2, PubCo, and Amalgamation Sub relating to, among other things, their ability to enter into the Business Combination Agreement and their outstanding capitalization. In the Business Combination Agreement, PropertyGuru also made certain other customary representations and warranties to Bridgetown 2, including among others, representations and warranties related to the following: tax matters; financial statements; absence of changes; liabilities; legal compliance; privacy and cybersecurity, properties; intellectual property rights; labor and employee matters.

The representations and warranties are, in certain cases, subject to specified exceptions and materiality, PropertyGuru Material Adverse Effect and Bridgetown 2 material adverse effect (see “—Material Adverse Effect” below), knowledge and other qualifications contained in the Business Combination Agreement and may be further modified and limited by the disclosure letters to the Business Combination Agreement.

Material Adverse Effect

With respect to PropertyGuru, “PropertyGuru Material Adverse Effect” means any event, state of facts, development, circumstance, occurrence or effect (collectively, “Events”) that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets and liabilities, results of operations or financial condition of PropertyGuru and its subsidiaries, taken as a whole or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially adversely affect the ability of PropertyGuru to consummate the Business Combination Transactions; provided, however, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, an Event under clause (i) of the definition of a “PropertyGuru Material Adverse Effect”:

(a)	any change in applicable Laws or IFRS or any interpretation thereof following the date of the Business Combination Agreement;

(b)	any change in interest rates or economic, political, business or financial market conditions generally;

(c)	the taking of any action required to be taken under the Business Combination Agreement;

(d)

any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic or pandemic (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations following the date of the Business Combination Agreement), acts of nature or change in climate;

(e)	any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions;

(f)

any failure in and of itself of PropertyGuru to meet any projections or forecasts (provided that this exception shall not prevent or otherwise affect a determination that any Event underlying such failure has resulted in or contributed to a PropertyGuru Material Adverse Effect as defined in the Business Combination Agreement, except where such Event is otherwise excluded under any of clauses (a) through (e) or clauses (g) through (j));

(g)	any Event generally applicable to the industries or markets in which PropertyGuru and its subsidiaries operate;

(h)	any action taken by, or at the request of, Bridgetown 2;

(i)

the announcement of the Business Combination Agreement and consummation of the transactions contemplated therein or any of the other relevant transaction documents, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on PropertyGuru and its subsidiaries’ relationships, contractual or otherwise, with third parties (other than such impact on licenses with governmental authorities, which impact shall not be excluded); or

(j)	any matter set forth on PropertyGuru’s disclosure letter which matter is reasonably apparent on its face as constituting a PropertyGuru Material Adverse Effect (disregarding this clause (j)),

provided, further, that in the case of each of clauses (a), (b), (d), (e) and (g), any such Event to the extent it disproportionately and adversely affects the business, assets, liabilities, results of operations or condition of PropertyGuru and its subsidiaries, taken as a whole, relative to other similarly situated participants in the industry in which such persons operate shall not be excluded from and shall be taken into account in the determination of whether there has been, or would reasonably be expected to be, a PropertyGuru Material Adverse Effect, but only to the extent of the incremental disproportionate effect on PropertyGuru and its subsidiaries, taken as a whole, relative to such similarly situated participants.

Covenants of the Parties

Covenants of PropertyGuru

PropertyGuru made certain covenants under the Business Combination Agreement (subject to the terms and conditions set forth therein), including, among others, the following:

•

From the signing date of the Business Combination Agreement through the earlier of the Closing or valid termination of the Business Combination Agreement (the “Interim Period”), subject to certain exceptions, PropertyGuru shall use reasonable best efforts to operate the business of PropertyGuru and its subsidiaries in all material respects in the ordinary course consistent with past practice and comply in all material respects with its governing documents and shall not, and shall not permit its subsidiaries to, among other things:

•	change or amend its governing documents, subject to certain exceptions;

•	make or declare any dividend or distribution to the shareholders or make any other distributions in respect of any of its shares or other equity securities;

•

split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of equity securities, subject to certain exceptions; or amend any term or alter any rights of any outstanding equity securities;

•	purchase, repurchase, redeem or otherwise acquire any of its issued and outstanding share capital or outstanding equity securities, subject to certain exceptions;

•

enter into, modify in any material respect or terminate (other than expiration in accordance with its terms) any contract of a type required to be listed on PropertyGuru’s disclosure letter, subject to certain exceptions;

•	sell, assign, transfer, convey, lease, exclusively license or otherwise dispose of any material tangible assets or properties, subject to certain exceptions;

•

(i) grant any equity or equity based awards or other severance, retention, change in control or termination or similar pay, (ii) make any change in the key management structure of PropertyGuru, including the hiring of additional officers or the termination of existing officers, (iii) terminate, adopt, enter into or materially amend any benefit plan, (iv) increase the cash compensation or bonus opportunity of any key executive, officer or director, (v) establish any trust or take any other action to secure the payment of any compensation payable by PropertyGuru or any of its subsidiaries or (vi) take any action to amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any compensation or benefit payable by PropertyGuru or any of its subsidiaries, in each case subject to certain exceptions;

•

(i) acquire (whether by merger, consolidation, amalgamation, scheme or similar transaction, purchase of securities of or otherwise) any corporation, partnership, association, joint venture or other business organization or division thereof; or (ii) make any acquisition of, or investment in, a business, by purchase of stock, securities or assets, contributions to capital, or loans or advances, with a value or purchase price in excess of $1,000,000 individually or $2,000,000 in the aggregate, subject to certain exceptions;

•

issue or sell any debt securities or warrants or other rights to acquire any debt securities of PropertyGuru or any of its subsidiaries or otherwise incur, assume or guarantee or otherwise become liable for any indebtedness, subject to certain exceptions;

•

except in the ordinary course of business consistent with past practice, (i) make or change any material election in respect of material taxes, (ii) materially amend, modify or otherwise change any filed material tax return, (iii) adopt or request permission of any tax authority to change any accounting method in respect of material taxes, (iv) enter into any closing agreement in respect of material taxes executed on or prior to the Closing Date or enter into any tax sharing or similar agreement (other than any such agreement solely between PropertyGuru and its existing subsidiaries, and customary commercial contracts not primarily related to taxes), (v) settle any claim or assessment in respect of material taxes, or (vi) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material taxes or with respect to any material tax attribute that would give rise to any claim or assessment of taxes;

•

take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Business Combination Transactions from qualifying for the intended tax treatment, subject to certain exceptions;

•	issue any additional shares, equity securities or securities exercisable for or convertible or exchangeable into PropertyGuru Shares or other equity securities, subject to certain exceptions;

•	adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization (other than the Amalgamation);

•

waive, release, settle, compromise or otherwise resolve any inquiry, investigation, claim, action, litigation or other legal proceedings, except in the ordinary course of business or where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $250,000 in the aggregate;

•

grant to, or agree to grant to, any person rights to any intellectual property or software that is material to PropertyGuru and its subsidiaries, taken as a whole, or dispose of, abandon or permit to lapse any rights to any intellectual property that is material to PropertyGuru and its subsidiaries, taken as a whole, subject to certain exceptions;

•	make or commit to make capital expenditures, subject to certain exceptions;

•

manage PropertyGuru and its subsidiaries’ working capital (including paying amounts payable in a timely manner when due and payable) in a manner other than in the ordinary course of business consistent with past practice;

•	terminate without replacement, or fail to use reasonable efforts to maintain any license material to the conduct of the business of PropertyGuru and its subsidiaries, taken as a whole;

•	waive the restrictive covenant obligations of any current or former employee of PropertyGuru or any of its subsidiaries;

•

limit the right of PropertyGuru or any of its subsidiaries to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any person or grant any exclusive or similar rights to any person, subject to certain exceptions;

•

terminate without replacement or amend in a manner materially adverse to PropertyGuru and its subsidiaries, taken as a whole, any insurance policy insuring any risks of the business of PropertyGuru or any of its subsidiaries;

•	make any material change in its accounting principles or methods unless required by IFRS or applicable law or applicable local accounting standards; or

•	enter into any agreement to do any of the foregoing.

•

During the Interim Period, PropertyGuru shall not and shall direct its controlled, controlling and common control affiliates and its and their respective representatives not to directly or indirectly (i) solicit, initiate or pursue any inquiry, indication of interest, proposal or offer with any third party with respect to a PropertyGuru acquisition proposal, (ii) participate in or continue any discussions or negotiations with any third party with respect to, or furnish or make available any information concerning PropertyGuru or any of its subsidiaries to any third party relating to a PropertyGuru acquisition proposal or provide to any third party access to the businesses, properties, assets or personnel of PropertyGuru or any of its subsidiaries, in each case for the purpose of encouraging or facilitating a PropertyGuru acquisition proposal, (iii) enter into any binding understanding, binding arrangement, acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement with respect to a PropertyGuru acquisition proposal, or (iv) grant any waiver, amendment or release under any confidentiality agreement or otherwise knowingly facilitate any such inquiries, proposals, discussions or negotiations or any effort or attempt by any person to make, a PropertyGuru acquisition proposal. PropertyGuru shall, and shall instruct its officers and directors to, and shall instruct and cause its representatives, subsidiaries and their respective representatives to, immediately cease and terminate all discussions and negotiations with any persons (other than Bridgetown 2 and its representatives) with respect to a PropertyGuru acquisition proposal from and after the date of the Business Combination Agreement. A PropertyGuru acquisition proposal includes, but is not limited to, (i) any acquisition which would result in any third party beneficially owning any shares of PropertyGuru or any of its subsidiaries, (ii) any merger, acquisition, business combination or other similar transaction involving PropertyGuru or any of its subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of PropertyGuru or any of its subsidiaries, (iii) commencing any work in relation to an initial public offering with any stock exchange, and (iv) any liquidation or other significant corporate reorganization of PropertyGuru or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of PropertyGuru or any of its subsidiaries.

•

In the event that any litigation related to the Business Combination Agreement, any other transaction document or the transactions contemplated thereby is brought, or, to the knowledge of PropertyGuru, threatened in writing, against PropertyGuru or any of its subsidiaries or their respective board of directors by any PropertyGuru shareholders prior to the Closing, PropertyGuru shall promptly after becoming aware of such litigation notify Bridgetown 2, Amalgamation Sub and PubCo and keep such parties reasonably informed with respect to the status thereof. PropertyGuru shall provide Bridgetown 2, Amalgamation Sub and PubCo the opportunity to participate in (at its own cost and subject to a customary joint defense agreement), but not control, the defense of any such litigation, and shall consider in good faith Bridgetown 2’s, Amalgamation Sub’s and PubCo’s suggestions with respect to such litigation and shall not settle any such litigation without the prior written consent of Bridgetown 2, Amalgamation Sub and PubCo, such consent not to be unreasonably withheld, conditioned, delayed or denied.

Covenants of Bridgetown 2, PubCo and Amalgamation Sub

Bridgetown 2, PubCo and Amalgamation Sub made certain covenants under the Business Combination Agreement (subject to the terms and conditions set forth therein), including, among others, the following:

•

PubCo shall assume and amend and restate all of the PropertyGuru incentive plans into PubCo’s incentive equity plans in substantially the forms attached as Exhibit I to the Business Combination Agreement;

•

upon satisfaction or waiver of the conditions set forth in the Business Combination Agreement and provision of notice thereof to the trustee in accordance with the terms of the Trust Agreement, PubCo shall cause at Closing (i) any documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered; and (ii) shall use its reasonable best efforts to cause the Trustee to (a) pay as and when due all amounts payable to shareholders of Bridgetown 2 pursuant to the Bridgetown 2 share redemptions and pay to the underwriters of Bridgetown 2’s initial public offering all outstanding deferred underwriting commissions; and (b) pay all remaining amounts then available in the trust account to be made available to PubCo for immediate use, subject to the Business Combination Agreement and the Trust Agreement;

•

Bridgetown 2 shall ensure Bridgetown 2 remains listed as a public company on the Nasdaq from the date of the Business Combination Agreement until the closing of the Merger. PubCo shall apply for, and shall use reasonable best efforts to cause, the PubCo Ordinary Shares to be issued in connection with the Business Combination Transactions to be approved for, listing on the NYSE and accepted for clearance by DTC, subject to official notice of issuance, prior to the Closing Date;

•

during the Interim Period, subject to certain exceptions, Bridgetown 2, PubCo and Amalgamation Sub, shall use reasonable best efforts to operate its respective business in the ordinary course consistent with past practice and comply in all material respects with its governing documents and shall not:

•

change, modify or amend the Trust Agreement (with respect to Bridgetown 2 only) or its governing documents, or seek any approval from its shareholders to do so, except as contemplated by the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal;

•

merge, consolidate or amalgamate with or into, or acquire (by purchasing a substantial portion of the assets of or equity in, or by any other manner) any other person or be acquired by any other person;

•	make or declare any dividend or distribution to its respective shareholders or make any other distributions in respect of any of its equity securities;

•	split, combine, reclassify or otherwise amend any terms of any of its equity securities;

•

purchase, repurchase, redeem or otherwise acquire any of its issued and outstanding equity securities, other than, in the case of Bridgetown 2 only, redemptions of Bridgetown 2 Ordinary Shares made as part of Bridgetown 2 share redemptions;

•

except in the ordinary course of business consistent with past practice, (i) make or change any material election in respect of material taxes, (ii) materially amend, modify or otherwise change any filed material tax return, (iii) adopt or request permission of any tax authority to change any accounting method in respect of material taxes, (iv) enter into any closing agreement in respect of material taxes or enter into any tax sharing or similar agreement (other than customary commercial contracts not primarily related to taxes), (v) settle any claim or assessment in respect of material taxes, or (vi) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material taxes or with respect to any material tax attribute that would give rise to any claim or assessment of taxes;

•	take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Business Combination Transactions from qualifying for the intended tax treatment, except as contemplated by the Business Combination Agreement or the Business Combination Transactions;

•

enter into, renew or amend in any material respect, any contract with the Sponsor or an affiliate of Bridgetown 2 (including any person in which the Sponsor has a direct or indirect legal or beneficial ownership interest of 5% or greater and any person who has a direct or indirect legal or beneficial ownership interest of 5% or greater in the Sponsor), subject to certain exceptions;

•	incur, guarantee or otherwise become liable for any indebtedness, subject to certain exceptions;

•

issue any equity securities or securities exercisable for or convertible into equity securities, other than, in the case of Bridgetown 2 only, issuances of new Bridgetown 2 Warrants issued to the Sponsor in respect of the capitalization of any working capital loans or issuances of Bridgetown 2 Shares issuable upon, or subject to, the exercise or settlement of the Bridgetown 2 Warrants, and in the case of PubCo only, the issuance of equity securities of PubCo and the assumption of the assumed PropertyGuru Options, the consummation of the transactions contemplated by the Novation, Assumption and Amendment Agreement and the assumption of the assumed PropertyGuru Restricted Stock Unit Awards;

•	grant any options, warrants or other equity-based awards with respect to any equity securities not outstanding on the date of the Business Combination Agreement;

•

in the case of Bridgetown 2 and PubCo only, amend, modify or waive any of the terms or rights set forth in any Bridgetown 2 Warrant or the Warrant Agreement, other than pursuant to the Business Combination transaction documents;

•	make any change in accounting principles or methods unless required by U.S. GAAP;

•	form any subsidiary;

•	liquidate, dissolve, reorganize or otherwise wind-up its business and operations; or

•	enter into any agreement to do any action prohibited under any of the foregoing.

•

Subject to the terms and conditions of the Amended PubCo Articles and the Business Combination Agreement, PubCo shall take all such action within its power as may be necessary or appropriate such that immediately following the Closing:

•

the board of directors of PubCo will comprise the directors of PropertyGuru as of immediately prior to the Amalgamation Effective Time (or such other persons as PropertyGuru may designate pursuant to a written notice to be delivered to PubCo sufficiently in advance of the Merger Effective Time); and

•	the officers of PropertyGuru as of immediately prior to the Amalgamation Effective Time shall be the officers of PubCo, each such officer to hold office in accordance with the Amended PubCo Articles.

•

During the Interim Period, Bridgetown 2 shall not and shall direct the Sponsor and its controlled affiliates and its and their respective officers, directors and representatives not to directly or indirectly (i) solicit, initiate, or pursue any inquiry, indication of interest, proposal or offer with respect to a Bridgetown 2 acquisition proposal, (ii) participate in or continue any discussions or negotiations with any third party with respect to, or furnish or make available any information concerning Bridgetown 2 to any third party relating to a Bridgetown 2 acquisition proposal, or provide to any third party access to the businesses, properties, assets or personnel of Bridgetown 2, in each cases for the purpose of encouraging or facilitating a Bridgetown 2 acquisition proposal, (iii) enter into any binding understanding, binding arrangement, acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement with respect to a Bridgetown 2 acquisition proposal, or (iv) grant any waiver, amendment or release under any confidentiality agreement or otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any person to make, a Bridgetown 2 acquisition proposal. Bridgetown 2 shall, and shall direct the Sponsor and its controlled affiliates and its and their respective officers, directors and representatives to, immediately cease and terminate all discussions and negotiations with any persons (other than PropertyGuru and its representatives) with respect to a Bridgetown 2 acquisition proposal. A Bridgetown 2 acquisition proposal means (i) any business combination involving Bridgetown 2 or any of its controlled affiliates or involving all or a material portion of the assets, equity securities or businesses of Bridgetown 2 or its controlled affiliates; or (ii) any equity or similar investment in or by Bridgetown 2 and/or any of its controlled affiliates, in each case, other than the Business Combination.

•

During the Interim Period, Bridgetown 2 shall use reasonable efforts to keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable laws.

•

Prior to the Closing Date, Bridgetown 2 shall take all such steps (to the extent permitted under applicable law) as are reasonably necessary to cause any acquisition or disposition of PubCo Ordinary Shares or any derivative thereof that occurs or is deemed to occur by reason of or pursuant to the Business Combination Transactions by each person who is or will be or may become subject to Section 16 of the Exchange Act with respect to PubCo, including by virtue of being deemed a director by deputization, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

•

In the event that any litigation related to the Business Combination Agreement, any other transaction document or the transactions contemplated thereby is brought, or, to the knowledge of Bridgetown 2, threatened in writing, against Bridgetown 2, PubCo, Amalgamation Sub or their respective board of directors by any Bridgetown 2 shareholders prior to the Closing, Bridgetown 2 shall promptly after becoming aware of such litigation notify PropertyGuru and keep it reasonably informed with respect to the status thereof. Bridgetown 2, PubCo or Amalgamation Sub shall provide PropertyGuru the opportunity to participate in (at its own cost and subject to a customary joint defense agreement), but not control, the defense of any such litigation, and shall consider in good faith PropertyGuru’s suggestions with respect to such litigation and shall not settle any such litigation without the prior written consent of PropertyGuru, such consent not to be unreasonably withheld, conditioned, delayed or denied.

•

PubCo shall exercise its rights as the sole shareholder of Amalgamation Sub in so far as it is able to cause Amalgamation Sub to approve the Amalgamation Proposal, including by voting in favor of the Amalgamation Proposal.

Joint Covenants

The Business Combination Agreement also contains certain other covenants and agreements among the various parties, including, among others, that each of PubCo, PropertyGuru, Bridgetown 2 and Amalgamation Sub shall, subject to the terms and conditions contained therein:

•

use commercially reasonable efforts to cooperate in good faith with any governmental authority and use commercially reasonable efforts to undertake promptly any and all action required to obtain any necessary or advisable regulatory approvals, consents, actions, nonactions or waivers in connection with the Business Combination Transactions as soon as practicable and any and all action necessary to consummate the Business Combination Transactions, and to use commercially reasonable efforts to cause the expiration or termination of the waiting, notice or review periods under any applicable regulatory approval with respect to the Business Combination Transactions as promptly as reasonably possible;

•

diligently and expeditiously defend and use reasonable best efforts to obtain any necessary clearance, approval, consent or governmental authorization under any applicable laws prescribed or enforceable by any governmental authority for the transactions contemplated by the Business Combination Agreement and to resolve any objections as may be asserted by any governmental authority with respect to the transactions contemplated by the Business Combination Agreement, and cooperate in good faith with each other in the defense of such matters; and

•

use reasonable best efforts to obtain all material consents and approvals of third parties that any of PropertyGuru, Bridgetown 2, PubCo, or Amalgamation Sub or their respective affiliates are required to obtain in order to consummate the Merger or the Amalgamation.

Further, the Business Combination Agreement also contains additional covenants and agreements among the parties thereto in respect of, among other matters:

•	access to information, properties and personnel;

•	preparing, filing and distributing this proxy statement/prospectus on Form F-4 (including any amendments or supplements thereto);

•	preparing and delivering certain accounts and financial statements;

•	tax matters, including with respect to the intended tax treatment;

•	litigation matters with respect to the Business Combination;

•	indemnification of present and former directors and officers of PropertyGuru, Bridgetown 2, PubCo and Amalgamation Sub;

•

written notice (i) of the occurrence or non-occurrence of any event the occurrence or non-occurrence of which has caused or is reasonably likely to cause any condition to the obligations of any party to effect the Business Combination Transactions not to be satisfied, (ii) any breach of a representation or warranty given by PropertyGuru pursuant to the Business Combination Agreement or (iii) of any notice or other communication from any governmental authority which is reasonably likely, individually or in the aggregate, to have a material adverse effect on the ability of the parties to the Business Combination Agreement to consummate the Business Combination Transactions or to materially delay the timing thereof; and

•

maintaining in effect liability insurances covering those persons who are currently covered by directors’ and officers’ liability insurance policies of PropertyGuru, Bridgetown 2, PubCo or Amalgamation Sub or their respective subsidiaries.

Conditions to Closing

Unless waived by Bridgetown 2, PubCo and PropertyGuru in writing, the obligations of Bridgetown 2, PubCo and PropertyGuru to consummate, or cause to be consummated, the Merger at the Merger Closing are subject to the satisfaction of the following conditions:

•	approval of the Business Combination and the Merger by the Bridgetown 2 shareholders and approval of the Business Combination and the Amalgamation by the PropertyGuru shareholders;

•

the effectiveness of the Form F-4 and no stop order suspending the effectiveness of the Form F-4 shall have been issued, and no proceedings for that purpose having been initiated or threatened by the SEC and not withdrawn;

•

PubCo’s initial listing application with the NYSE in connection with the Business Combination Transactions having been conditionally approved and, immediately following the Closing, PubCo satisfying any applicable initial and continuing listing requirements of the NYSE and PubCo having not received any notice of non-compliance therewith;

•	receipt of approval for PubCo Ordinary Shares to be listed on the NYSE, subject only to official notice of issuance;

•

no objection to the Amalgamation having been raised, or any such objection which has been raised having been addressed such that no member or creditor of PropertyGuru or Amalgamation Sub or other person to whom PropertyGuru or Amalgamation Sub is under an obligation, has the ability to delay the Amalgamation or cause the Amalgamation not to be consummated pursuant to the Amalgamation Proposal;

•

no governmental authority having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or governmental order that is then in effect and which has the effect of making the Merger Closing or the Closing illegal or which otherwise prevents or prohibits the consummation of the Merger Closing or the Closing (any of the foregoing, a “restraint”), other than any such restraint that is immaterial, or for which the relevant governmental authority does not have jurisdiction over any of the parties to the Business Combination Agreement with respect to the Business Combination Transactions; and

•	Bridgetown 2 having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51 1(g)(1) of the Exchange Act) remaining after accounting for its share redemptions.

Unless waived by Bridgetown 2 in writing, the obligations of Bridgetown 2 and PubCo to consummate, or cause to be consummated, the Merger at the Merger Closing are also subject to the satisfaction of each of the following conditions:

•

the representations and warranties of PropertyGuru pertaining to capitalization and absence of changes being true and correct in all but de minimis respects as of the Merger Closing Date, with certain exceptions;

•

the PropertyGuru fundamental representations pertaining to company organization, subsidiaries, due authorization, capitalization of the company, capitalization of subsidiaries, absence of changes and brokers’ fees (other than the foregoing representations and warranties pertaining to capitalization and absence of changes (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception)) being true and correct in all material respects, in each case as of the Merger Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception) shall be true and correct in all material respects at and as of such date, except for changes after the date of the Business Combination Agreement which are contemplated or expressly permitted by the Business Combination Agreement or any other relevant transaction document); all other representations and warranties made by PropertyGuru other than the PropertyGuru fundamental representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception) being true and correct as of the Merger Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception) shall be true and correct at and as of such date) except for inaccuracies or omissions the failure of such representations and warranties to be true and correct that, individually or in the aggregate, would not reasonably be expected to have, a PropertyGuru Material Adverse Effect;

•	each of the covenants of PropertyGuru to be performed as of or prior to the Merger Closing having been performed in all material respects;

•	all preferred shares in the capital of PropertyGuru having been converted into PropertyGuru Shares; and

•	if the Merger Effective Time will occur on a date following September 30, 2021, the unaudited consolidated balance sheets and consolidated statements of comprehensive income, changes in equity and cash flows as of and for the six-month period ended June 30, 2021 of PropertyGuru and its subsidiaries and of the Panama Group, and the pro forma condensed combined financial statements in respect of PropertyGuru, its subsidiaries and the Panama Group as of and for the six-month period ended June 30, 2021 having been provided.

Unless waived by Bridgetown 2, PubCo, Amalgamation Sub and PropertyGuru in writing, the obligations of Bridgetown 2, PubCo, Amalgamation Sub and PropertyGuru to consummate, or cause to be consummated, the Amalgamation to occur at the Closing are also subject to the satisfaction of each the following conditions:

•	the Merger Effective Time having occurred;

•

since the Merger Effective Time, no stop order suspending the effectiveness of the Form F-4 having been issued and no proceedings for that purpose having been initiated or threatened by the SEC and not withdrawn;

•

since the Merger Effective Time, PubCo having continued to satisfy any applicable initial and continuing listing requirements of the NYSE and PubCo having not received any notice of non-compliance therewith;

•

since the Merger Effective Time, the PubCo Ordinary Shares to be issued in connection with the Amalgamation having continued to be approved for listing on the NYSE, subject only to official notice of issuance;

•

since the Merger Effective Time, no objection to the Amalgamation having been raised, or any such objection which has been raised having been addressed such that no member or creditor of PropertyGuru or Amalgamation Sub or other person to whom PropertyGuru or Amalgamation Sub is under an obligation, has the ability to delay the Amalgamation or cause the Amalgamation not to be consummated pursuant to the Amalgamation Proposal; and

•

since the Merger Effective Time, no governmental authority having enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or governmental order that is then in effect and which has the effect of making the Closing illegal or which otherwise prevents or prohibits the consummation of the Closing (any of the foregoing, an “amalgamation restraint”), other than any such amalgamation restraint that is immaterial, or for which the relevant governmental authority does not have jurisdiction over any of the parties to the Business Combination Agreement with respect to the Business Combination Transactions.

Unless waived by PropertyGuru in writing, the obligations of PropertyGuru to consummate, or cause to be consummated, the Amalgamation at the Closing are also subject to the satisfaction of the following condition:

•

the representations and warranties of Bridgetown 2 pertaining to absence of changes and capitalization being true and correct in all but de minimis respects as of the Merger Closing Date, with certain exceptions;

•

the Bridgetown 2 fundamental representations pertaining to company organization, due authorization, absence of changes, capitalization and brokers’ fees (other than the foregoing representations and warranties pertaining to absence of changes and capitalization (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception)) being true and correct in all material respects, in each case as of the Merger Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct in all material respects at and as of such date, except for changes after the date of the Business Combination Agreement which are contemplated or expressly permitted by the Business Combination Agreement or any other relevant transaction document);

•

all other representations and warranties made by Bridgetown 2, PubCo and Amalgamation Sub other than the foregoing Bridgetown 2 fundamental representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) being true and correct as of the Merger Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct at and as of such date) except for inaccuracies or omissions of such representations and warranties to be true and correct that, individually or in the aggregate, would not reasonably be expected to have, a material adverse effect on the ability of Bridgetown 2, PubCo or Amalgamation Sub to enter into or perform its obligations under the Business Combination Agreement; and

•	each of the covenants of Bridgetown 2, PubCo and Amalgamation Sub to be performed as of or prior to the Merger Closing having been performed in all material respects.

Unless waived by Amalgamation Sub in writing, the obligations of Amalgamation Sub to consummate, or cause to be consummated, the Amalgamation at the Closing are also subject to the satisfaction of the following conditions:

•

the representations and warranties of PropertyGuru pertaining to capitalization and absence of changes being true and correct in all but de minimis respects as of the Merger Closing Date, with certain exceptions;

•

the PropertyGuru fundamental representations pertaining to company organization, subsidiaries, due authorization, capitalization of the company, capitalization of subsidiaries, absence of changes and brokers’ fees (other than the foregoing representations and warranties pertaining to capitalization and absence of changes (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception)) being true and correct in all material respects, in each case as of the Merger Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception) shall be true and correct in all material respects at and as of such date, except for changes after the date of the Business Combination Agreement which are contemplated or expressly permitted by the Business Combination Agreement or any other relevant transaction document);

•

all other representations and warranties made by PropertyGuru other than the foregoing PropertyGuru fundamental representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception) being true and correct as of the Merger Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, PropertyGuru Material Adverse Effect or any similar qualification or exception) shall be true and correct at and as of such date) except for inaccuracies or omissions the failure of such representations and warranties to be true and correct that, individually or in the aggregate, would not reasonably be expected to have, a PropertyGuru Material Adverse Effect; and

•	each of the covenants of PropertyGuru to be performed as of or prior to the Merger Closing having been performed in all material respects.

Termination

The Business Combination Agreement may be terminated and the transactions contemplated thereby abandoned under certain customary and limited circumstances, notwithstanding approval of the Business Combination Agreement by the Bridgetown 2 shareholders, as follows:

•	by written consent of PropertyGuru and Bridgetown 2;

•

by PropertyGuru or Bridgetown 2 if any governmental authority shall have enacted, issued, promulgated, enforced or entered any law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Merger Closing or Closing illegal or otherwise preventing or prohibiting consummation of the Merger Closing or Closing, other than any such restraint that is immaterial;

•

by PropertyGuru if the Bridgetown 2 shareholders’ approval shall not have been obtained by reason of the failure to obtain the required vote at the Extraordinary General Meeting duly convened therefor or at any adjournment or postponement thereof;

•

by PropertyGuru if the board of directors of Bridgetown 2 has publicly announced its proposal to, or has publicly announced its resolution, to withhold or withdraw, or to qualify, amend or modify in a manner detrimental to obtaining the Bridgetown 2 shareholders’ approval, the Bridgetown 2 board recommendation;

•

prior to the Merger Closing, by written notice to PropertyGuru from Bridgetown 2 if there is any breach of any representation, warranty, covenant or agreement on the part of PropertyGuru set forth in the Business Combination Agreement, such that certain conditions to Bridgetown 2’s obligations to consummate the Merger Closing would not be satisfied at the Merger Closing, and such breach cannot be or has not been cured within 30 days following receipt by PropertyGuru of notice from Bridgetown 2 of such breach, or the Merger Closing has not occurred on or before the date falling 270 days after the date of the Business Combination Agreement, unless Bridgetown 2 is in material breach of the Business Combination Agreement;

•	by written notice to PropertyGuru from Bridgetown 2 if the Closing shall not have occurred by the 3rd business day following the Merger Closing;

•	by Bridgetown 2 if the PropertyGuru shareholders’ approval shall not have been obtained within 35 business days after the Form F-4 has been declared effective by the SEC; or

•

prior to the Merger Closing, by written notice to Bridgetown 2 from PropertyGuru if there is any breach of any representation, warranty, covenant or agreement on the part of Bridgetown 2, PubCo or Amalgamation Sub set forth in the Business Combination Agreement, such that certain conditions to PropertyGuru’s obligation to consummate the Merger Closing would not be satisfied at the Merger Closing, and such breach cannot be or has not been cured within 30 days following receipt by Bridgetown 2 of notice from PropertyGuru of such breach, or the Merger Closing has not occurred on or before the date falling 270 days after the date of the Business Combination Agreement, unless PropertyGuru is in material breach thereof.

In the event of termination of the Business Combination Agreement, the Business Combination Agreement shall become void and have no effect, without any liability on the part of any party thereto or its respective affiliates, officers, directors or shareholders, other than liability of any party thereto for any willful and material breach of the Business Combination Agreement by such party prior to such termination; provided that obligations under the Confidentiality Agreement (as defined in the Business Combination Agreement) and certain obligations related to the trust account and certain other provisions of the Business Combination Agreement shall, in each case, survive any termination of the Business Combination Agreement.

Enforcement

Each party is entitled under the Business Combination Agreement to an injunction or injunctions to prevent breaches of the Business Combination Agreement and to specific enforcement of the terms and provisions of the Business Combination Agreement, in addition to any other remedy to which any party is entitled at law or in equity.

Non-Recourse

All claims or causes of action that are based upon, arising out of, or related to the Business Combination Agreement or the Business Combination Transactions contemplated therein may be made only against PropertyGuru, PubCo, Bridgetown 2 and Amalgamation Sub named as parties to the Business Combination Agreement.

Further, unless a named party to the Business Combination Agreement, and then only to the extent of the specific obligations undertaken by such named party under the Business Combination Agreement, no past, present or future director, commissioner, officer, employee, incorporator, member, partner, shareholder, representative or affiliate of any of the foregoing shall have any liability (whether in contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of PropertyGuru, PubCo, Bridgetown 2 and Amalgamation Sub for any claim based on, arising out of, or related to the Business Combination Agreement or the Business Combination Transactions. Furthermore, there will be no recourse against the trust account in connection with any such claims or causes of action.

Non-Survival of Representations, Warranties and Covenants

Except, in the event of termination of the Business Combination Agreement, for obligations under the Confidentiality Agreement and certain obligations related to the trust account and certain other provisions of the Business Combination Agreement, or in the case of claims against a person in respect of such person’s actual fraud, none of the representations, warranties, covenants, obligations or other agreements in the Business Combination Agreement, or in any certificate, statement or instrument delivered pursuant to the Business Combination Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Closing and shall terminate and expire upon the occurrence of the Amalgamation Effective Time (and there shall be no liability after the Closing in respect thereof) except for (i) any covenants and agreements contained therein that expressly by their terms apply either in part or in whole after the Closing and then only with respect to any breaches occurring after the Closing and (ii) the miscellaneous provisions thereof, which include, among others, provisions regarding trust account waiver, waiver, notice, assignment, no third-party rights, expenses, headings and counterparts, disclosure letters, entire agreement, amendments, publicity, severability and conflicts and privilege.

Governing Law and Jurisdiction

The Business Combination Agreement is governed by Delaware law, except that the fiduciary duties of directors of PropertyGuru and the Amalgamation shall be governed by Singapore law and the fiduciary duties of directors of Bridgetown 2 and the Merger shall be governed by the laws of the Cayman Islands. Any action based upon, arising out of or related to the Business Combination Agreement or the Business Combination Transactions contemplated thereby shall be brought in federal and state courts located in the State of Delaware. Each party has waived its rights to trial by jury in any action based upon, arising out of or related to the Business Combination Agreement or the Business Combination Transactions contemplated thereby.

Related Agreements

This section describes the material provisions of certain additional agreements entered into or to be entered into pursuant to the Business Combination Agreement (the “Related Agreements”) but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of each of the Related Agreements, and you are urged to read such Related Agreements in their entirety.

PIPE Financing (Private Placement)

Substantially concurrently with the execution of the Business Combination Agreement, PubCo and Bridgetown 2 entered into the PIPE Subscription Agreements with the PIPE Investors. Pursuant to the PIPE Subscription Agreements, the PIPE Investors have committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10.00 per share, for an aggregate gross proceeds of $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. BofA Securities, Citigroup, KCMA (an affiliate of KKR) and TPG Capital BD (an affiliate of the TPG Investor Entities) acted as placement agents to Bridgetown 2 in connection with the PIPE financing pursuant to the PIPE Subscription Agreements.

PropertyGuru Voting, Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo, PropertyGuru and certain of the shareholders of PropertyGuru entered into the PropertyGuru Shareholder Support Agreement, pursuant to which (i) certain PropertyGuru shareholders who hold an aggregate of at least 75% of the outstanding PropertyGuru voting shares have agreed, among other things: (a) to appear for purposes of constituting a quorum at any meeting of the shareholders of PropertyGuru called to seek approval of the transactions contemplated by the Business Combination Agreement and the other transaction proposals; (b) to vote in favor of the Business Combination Transactions; (c) to vote against any proposals that would materially impede the Business Combination Transactions; and (d) not to sell or transfer any of their shares prior to the Closing; (ii) certain shareholders of PropertyGuru have agreed to a lock-up of the PubCo Ordinary Shares they will receive pursuant to the Amalgamation (subject to certain exceptions) for a period of 180 days following the Closing; and (iii) certain shareholders of PropertyGuru and PubCo have agreed to enter into a shareholders agreement governing the rights and obligations of such shareholders with respect to PubCo and PubCo Ordinary Shares which, among other things, include certain non-compete obligations, “drag-along” rights applicable to and as among such shareholders, “rights of first offer” rights and PubCo board appointment rights.

Sponsor Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, the Sponsor, PubCo and PropertyGuru entered the Sponsor Support Agreement, pursuant to which the Sponsor has agreed, among other things and subject to the terms and conditions set forth therein, to: (i) appear for purposes of constituting a quorum at the meetings of the shareholders of Bridgetown 2 called to seek approval of the consummation of the Business Combination Transactions and the other transaction proposals; (ii) vote to adopt and approve the Business Combination Agreement and the other documents contemplated thereby and the transactions contemplated thereby; (iii) to vote against any proposals that would materially impede the Business Combination Transactions or any other transaction proposal; and (iv) a lock-up of the PubCo Ordinary Shares it will receive pursuant to the Merger (subject to certain exceptions) for a period of one year following the Closing.

Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo, the Sponsor, certain directors and advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares, certain shareholders of Bridgetown 2 affiliated with the Sponsor, and the PropertyGuru Holders entered into the Registration Rights Agreement, to be effective upon the Closing pursuant to which, among other things, PubCo will agree to undertake certain resale shelf registration obligations in accordance with the Securities Act and the Sponsor and certain PropertyGuru Holders have been granted certain demand and piggyback registration rights. See “Shares Eligible for Future Sale—Registration Rights.”

Amended and Restated Assignment, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo and Continental entered into the Assignment, Assumption and Amendment Agreement and amended the Existing Warrant Agreement, pursuant to which, among other things, Bridgetown 2 assigned all of its rights, interests and obligations in the Existing Warrant Agreement to PubCo effective upon the Merger Closing, and PubCo assumed the warrants provided for under the Existing Warrant Agreement. This agreement was amended by the Amended and Restated Assignment, Assumption and Amendment Agreement on December 1, 2021 to remove Continental as a party.

Novation, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, PropertyGuru, PubCo and the KKR Investor entered into the Novation, Assumption and Amendment Agreement and amended the PropertyGuru Warrant Instrument, pursuant to which, among other things, PubCo assumed all of PropertyGuru’s obligations and responsibilities pursuant to or in connection with the PropertyGuru Warrant Instrument.

Organizational Structure

The following simplified diagram illustrates the ownership structure of PubCo immediately following the consummation of the Business Combination under the no redemption scenario:

The following simplified diagram illustrates the ownership structure of PubCo immediately following the consummation of the Business Combination under the maximum redemption scenario.

Charter Documents of PubCo Following the Business Combination

Pursuant to the Business Combination Agreement, upon the Merger Closing, PubCo’s memorandum and articles of association shall be amended. See “Description of PubCo Securities,” for a description of the Amended PubCo Articles and “Comparison of Corporate Governance and Shareholder Rights” for a comparison to the provisions of Bridgetown 2’s organizational documents.

Stock Exchange Listing of PubCo Ordinary Shares

PubCo has applied for, and shall use reasonable best efforts to cause, the PubCo Ordinary Shares to be issued in connection with the Business Combination Transactions to be approved for, listing on the NYSE and accepted for clearance by DTC.

Delisting and Deregistration of Bridgetown 2 Shares

If the Business Combination is completed, Bridgetown 2 Class A Ordinary Shares shall be delisted from Nasdaq and shall be deregistered under the Exchange Act.

Headquarters

After completion of the transactions contemplated by the Business Combination Agreement, the corporate headquarters and principal executive office of PubCo will be located at Paya Lebar Quarter, 1 Paya Lebar Link, #12-01/04, Singapore 408533.

Background of the Business Combination

The terms of the Business Combination Agreement and related ancillary documents are the result of extensive negotiations between Bridgetown 2, PropertyGuru and their respective representatives. The following is a brief description of the background of these negotiations, the proposed Business Combination and related transactions. It is not, and does not purport to be, a complete catalog of every interaction between the applicable parties.

Bridgetown 2 is a blank check company incorporated as a Cayman Islands exempted company on June 24, 2020. Bridgetown 2 was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Bridgetown 2 focused its search on a target with operations or prospective operations in the technology, financial services, or media sectors, or the “new economy sectors”, in Southeast Asia, though Bridgetown 2 reserved the right to pursue an acquisition opportunity in any business or industry.

On January 28, 2021, Bridgetown 2 completed its initial public offering of 29,900,000 Class A Ordinary Shares, including the exercise in full of the underwriters’ 45-day option to purchase up to an additional 3,900,000 Class A Ordinary Shares. The Class A Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to Bridgetown 2 of $299,000,000 (before underwriting discounts and commissions and offering expenses). Simultaneously with the closing of the initial public offering, Bridgetown 2 consummated the sale of an aggregate of 12,960,000 private placement warrants to the Sponsor at a purchase price of $0.50 per private placement warrant, generating gross proceeds of $6,480,000.

In connection with Bridgetown 2’s initial public offering, Citigroup and BTIG, LLC (“BTIG”) acted as underwriters to Bridgetown 2, Ellenoff Grossman & Schole LLP (“Ellenoff”) acted as U.S. legal advisor to Bridgetown 2, Maples and Calder (Cayman) LLP acted as Cayman Islands legal advisor to Bridgetown 2 and WithumSmith+Brown, PC acted as the independent registered public accounting firm to Bridgetown 2. Citigroup and BTIG were not engaged to render, and did not render, a fairness opinion with respect to the Business

Combination. The underwriters will receive deferred underwriting compensation from Bridgetown 2 if the Business Combination is completed. In addition, BofA Securities was engaged by PropertyGuru to act as financial advisor to PropertyGuru in connection with the Business Combination. See “—Certain Engagements in Connection with the Business Combination and Related Transactions.”

The net proceeds from Bridgetown 2’s initial public offering and certain proceeds from the sale of the private placement warrants, in the aggregate amount of $299 million, were deposited in a trust account established for the benefit of Bridgetown 2’s public shareholders.

After its initial public offering, consistent with Bridgetown 2’s business purpose, Bridgetown 2’s officers and directors commenced an active, targeted search for an initial set of potential business combination targets, leveraging Bridgetown 2 and the Sponsor’s network of relationships, as well as the prior experience and network of Bridgetown 2’s officers and directors. Representatives of Bridgetown 2 contacted and were contacted by numerous individuals and entities who presented ideas for business combination opportunities, including financial advisors and companies in the e-commerce, financial and technology sector. In connection with the foregoing, Bridgetown 2 considered no less than 30 businesses located in various countries in the Southeast Asia region, and narrowed its focus on a subset of those businesses that it believed had attractive long-term growth potential, were well-positioned within their respective industries and would benefit from the substantial intellectual capital, operational experience, and network of Bridgetown 2’s management team.

In the process that led to identifying PropertyGuru as an attractive investment opportunity, between February and March 2021, Bridgetown 2 and its representatives engaged in more detailed discussions with another company with respect to an initial business combination. In connection with these discussions, Bridgetown 2 entered into a customary confidentiality agreement (which did not contain a standstill provision), and conducted preliminary due diligence and negotiations, including with respect to a term sheet. The discussions with the potential counterparty did not eventually lead to a transaction because of a difference in valuation expectations between Bridgetown 2 and the potential counterparty.

After considering PropertyGuru’s geographical footprint in Southeast Asia, Bridgetown 2’s management team believed PropertyGuru presented the most attractive opportunity given it (a) operates in a large and growing total-addressable market, (b) has the potential to deliver sustainable top-line growth over a long time horizon and (c) provides an unique opportunity to partner with a world-class management team capable of scaling its business rapidly in Southeast Asia and globally. Bridgetown 2 was attracted to PropertyGuru’s innovative platform and, specifically, the prospect of participating in a company that operates a highly synergistic, deeply integrated PropTech ecosystem underpinned by proprietary technology and a well-developed financial infrastructure base, designed to maximize usage and lower service costs for its users. Ultimately, Bridgetown 2 concluded that PropertyGuru was the most attractive business for a business combination given the other potential target companies did not align as well as PropertyGuru when taking into account Bridgetown 2’s overall investment criteria.

On February 9, 2021, Bridgetown 2 and PropertyGuru entered into a customary confidentiality agreement. The confidentiality agreement did not contain a standstill provision.

On March 11, 2021, at the direction of PropertyGuru, representatives of BofA Securities provided Bridgetown 2 and its advisors with certain PropertyGuru management projections, a company presentation deck and access to a virtual data room containing an initial set of information on PropertyGuru.

On March 16, 2021, PropertyGuru and Bridgetown 2 held a video conference where PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan and PropertyGuru’s Chief Financial Officer, Joe Dische made a management presentation to Bridgetown 2 describing the business, financial performance and results of operations of PropertyGuru.

On March 18, 2021, at the direction of PropertyGuru, representatives of BofA Securities further provided Bridgetown 2 with key commercial parameters to be addressed in Bridgetown 2’s preliminary proposal of the non-binding letter of intent (“LOI”).

On March 24, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan and PropertyGuru’s Chief Financial Officer, Joe Dische and Bridgetown 2 held two due diligence video conference calls to discuss historical financials and projections and long-term strategies, among other information. Representatives of PropertyGuru’s and Bridgetown 2’s advisors also attended.

On March 26, 2021, Bridgetown 2 submitted its LOI to PropertyGuru, a summary term sheet with the proposed form of consideration, certain information about Bridgetown 2, and certain valuation information used to determine the amount of consideration, including an initial enterprise value of PropertyGuru of $1.1 billion on a pro forma basis based upon certain assumptions, including approximately $299 million of net proceeds from Bridgetown 2’s trust account (assuming no redemptions), a concurrent PIPE financing of not less than $75 million and other relevant assumptions consistent with Bridgetown 2 management’s evaluation of the business.

On April 6, 2021, representatives of PropertyGuru, Bridgetown 2, BofA Securities, Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), Latham & Watkins, LLP (“Latham”) and PricewaterhouseCooper (“PwC”) held a conference call to discuss the Business Combination structure and tax structure.

On April 13, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan and PropertyGuru’s Chief Technology Officer, Manav Kamboj, and Bridgetown 2 held a due diligence video conference call to discuss the technological capabilities of PropertyGuru, its technology team and new products, among other information. PropertyGuru also demonstrated some features on its platform and did a product walk-through with Bridgetown 2. Representatives of PropertyGuru’s and Bridgetown 2’s advisors also attended.

On April 22, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan, PropertyGuru’s Chief Financial Officer, Joe Dische, Bridgetown 2 and its advisors held a conference call to discuss the terms of the LOI.

Between March 26, 2021 through the execution of the non-binding LOI on April 23, 2021, discussions were held between representatives of BofA Securities and Bridgetown 2 and/or between PropertyGuru and Bridgetown 2 on the general economic and other terms of a potential transaction, including but not limited to, Bridgetown 2’s proposed valuation of PropertyGuru, a targeted PIPE financing, the proposed use of proceeds, post-transaction corporate governance, sponsor promote, lock-up agreements and a proposed transaction timeline. In addition, during this time period, discussions were held between PropertyGuru’s legal counsel, Latham, and Bridgetown 2’s legal counsel, Skadden, regarding the LOI, which included a term sheet for the key terms of the transaction documents. In addition, discussions were held and drafts were exchanged between the parties and their legal advisors on the provisions of the term sheet and the final term sheet was prepared. The principal issues discussed included the determination of the enterprise value and commercial terms regarding capital commitments to the PIPE investment, back-stop, the sponsor promote, open-market purchases, and post-closing lock-up agreements.

On April 23, 2021, the non-binding LOI between Bridgetown 2 and PropertyGuru was executed and included the term sheet setting forth the key terms of the transaction documentation as well as standard confidentiality and exclusivity terms. Pursuant to the LOI, each of PropertyGuru and Bridgetown 2 agreed to be subject to an exclusivity period from the date of the LOI until the earliest of (a) the date of the Business Combination Agreement, (b) 11:59 p.m., Singapore time, on the 60th day following the date of the LOI, (as may be extended for an additional two-week period by the mutual agreement of PropertyGuru and Bridgetown 2) and (c) the mutual written agreement by PropertyGuru and Bridgetown 2 to terminate the LOI, (the “Exclusivity Period”). During the Exclusivity Period, each of PropertyGuru, on the one hand, and Bridgetown 2, on the other hand, agreed that it would not (a) solicit, initiate or pursue any inquiry, indication of interest, proposal or offer relating to a Competing Transaction (as defined in the LOI), (b) participate in or continue any discussions or negotiations regarding, or furnish or make available any information with respect to, a Competing Transaction, or (c) enter into any understanding, arrangement, agreement, agreement in principle or other commitment (whether or not legally binding) relating to a Competing Transaction.

On April 27, 2021, PropertyGuru provided Bridgetown 2 and its legal advisors with access to a virtual data room containing additional information for purposes of conducting business, operational, financial, legal, tax, intellectual property and other due diligence with respect to PropertyGuru.

On May 4, 2021, a tax structure kick-off call was held among Bridgetown 2, PropertyGuru, and their respective tax advisors to discuss an appropriate tax structure. A follow-up call to discuss the same matter was held on May 6, 2021.

On May 6, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan, PropertyGuru’s Chief Financial Officer, Joe Dische, Bridgetown 2 and representatives from BofA Securities, Skadden, Latham and Deloitte Touche Tohmatsu LLC (“Deloitte”) held a conference call to discuss the potential tax issues around the restructuring and potential transaction structures.

On May 7, 2021, a video conferencing due diligence session on PropertyGuru’s operating data was held between PropertyGuru and Bridgetown 2. Representatives of PropertyGuru’s and Bridgetown 2’s advisors also attended. The session covered a walk-through of key PropertyGuru operating data, including but not limited to the number of agents, agent renewal rates, marketing data and analysis, engagement market share and number of listings.

On May 10, 2021, at the direction of PropertyGuru, representatives of BofA Securities provided Bridgetown 2 and its advisors with PropertyGuru management’s business plan and projections, and transaction overview of the proposed acquisition of the Panama Group.

On May 11, 2021, Bridgetown 2 had a video conference call with the founders of PropertyGuru, Stephen Nicholas Melhuish and Jani Rautiainen, and PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan to discuss their vision and mission when founding PropertyGuru, their management styles and transition plan, among other information.

On May 18, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan and PropertyGuru’s Chief Financial Officer, Joe Dische, and Bridgetown 2 held a video conference call to discuss the updated financial projections shared on May 10, 2021 and to answer some follow-up questions about PropertyGuru’s business and operations. Representatives of PropertyGuru’s and Bridgetown 2’s advisors also attended.

On May 20, 2021, PropertyGuru, Bridgetown 2 and its advisors held a conference call to discuss PropertyGuru’s acquisition of the Panama Group, including the structure of the acquisition and commercial rationale behind it.

On the same day, PropertyGuru’s Chief Financial Officer, Joe Dische, and members of PropertyGuru’s finance team, and Bridgetown 2 and its advisors held a conference call to discuss the accounting treatment of the acquisition of the Panama Group.

On May 31, 2021, PropertyGuru publicly announced that it would be acquiring all shares in iProperty’s (a subsidiary of REA Group) operating entities in Malaysia and Thailand, which operate iProperty.com.my and Brickz.my in Malaysia, and thinkofliving.com and Prakard.com in Thailand. As part of the agreement, REA Group would receive 18% equity interest in the enlarged PropertyGuru group (under the no redemption scenario and calculated immediately following closing of the Business Combination). The acquisition has since been completed on August 3, 2021.

On May 31, 2021, a tax structuring call was held among Skadden, Latham and Deloitte to discuss the tax structuring and the acquisition accounting issues.

Between May and June 2021, representatives of PropertyGuru, Bridgetown 2 and BofA Securities discussed the valuation of the potential business combination and related PIPE financing. Based on these discussions, PropertyGuru and Bridgetown 2 decided to market the PIPE financing to prospective PIPE investors at a pre-money enterprise value of $1.35 billion.

On June 2, 2021, Bridgetown 2 and its advisors received transaction documents related to the acquisition of the Panama Group.

On June 4, 2021, an initial draft of the PIPE investor presentation was circulated by BofA Securities to Bridgetown 2, PropertyGuru and their respective advisors. The final draft was circulated on June 29, 2021, incorporating all parties’ comments and uploaded to a virtual data room by BofA Securities on June 30, 2021. Bridgetown 2, PropertyGuru and their respective advisors also held a number of phone discussions regarding the PIPE investors presentation.

On June 9, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan, PropertyGuru’s Chief Financial Officer, Joe Dische, Bridgetown 2 and its advisors held a conference call to discuss the status of financial, tax and operational due diligence. Over the next few weeks through the time of the joint press release announcing the execution of the Business Combination Agreement, Bridgetown 2, PropertyGuru and its advisors had discussions on a regular basis regarding the status of legal and financial due diligence.

On June 10, 2021, at the direction of PropertyGuru, representatives of BofA Securities provided Bridgetown 2 with materials related to the acquisition of the Panama Group, including but not limited to, PropertyGuru management’s assumptions for valuation and pro-forma projections, summary of changes in pro forma projections and updated pro forma projections. Bridgetown 2 and its advisors also received a tax due diligence report prepared by an external tax advisor on the acquired assets.

On June 12, 2021, in consideration of the time and expense incurred, and to be incurred, by both Bridgetown 2 and PropertyGuru in furtherance of the potential Business Combination, Bridgetown 2 and PropertyGuru agreed to extend the exclusivity period stated in the LOI, by 60 days to August 21, 2021.

On June 14, 2021, Skadden shared initial drafts of the Business Combination Agreement reflecting the agreed structure of the proposed transaction, form of PIPE Subscription Agreement and other key transaction documents with Latham. The initial draft of the Business Combination Agreement reflected the terms of the executed LOI, which included a term sheet, and as a result, there were relatively few open business points for negotiation among the parties. Latham sent initial comments on the PIPE Subscription Agreement on June 18, 2021 and on the Business Combination Agreement on June 29, 2021 to Skadden. Subsequently, Skadden and Latham exchanged numerous drafts of the Business Combination Agreement and other transaction documents, the most significant exchanges of which are summarized in more detail below, and in connection with each exchange they also held a number of phone discussions regarding the Business Combination Agreement and the other ancillary documents. In connection with these exchanged drafts and discussions, Skadden, Latham and Shearman & Sterling (“Shearman”), the U.S. legal advisor to the placement agents in connection with the PIPE financing, also had regular contact with their respective clients during this period to keep them apprised of the status of the Business Combination Agreement and related ancillaries and solicit their feedback in connection with the documents. The principal terms of the Business Combination Agreement being negotiated during such time related to, among other things, (i) the structure and the terms of the Merger and Amalgamation (as defined in the Business Combination Agreement), (ii) the scope of representations, warranties, dollar thresholds and interim operating covenants, as well as the relevant materiality qualifiers, (iii) the applicable pre-closing conditions with respect to the Merger and the Amalgamation and approvals, including regulatory approvals, required to consummate the Business Combination, (iv) certain provisions related to the PIPE financing, (v) corporate governance of the amalgamated company, including the Amended PubCo Articles and (vi) the definition of Company Material Adverse Effect. The parties also negotiated certain terms of the related ancillary documents, such as the PropertyGuru Shareholder Support Agreements, Sponsor Support Agreement and Registration Rights Agreement, in conjunction with the Business Combination.

On June 15, 2021, Bridgetown 2 and PropertyGuru held a conference call to discuss PropertyGuru’s diligence of the Panama Group and granting access to the diligence reports prepared by PropertyGuru’s advisors in connection with the Panama Transactions to Bridgetown 2. Representatives of PropertyGuru’s and Bridgetown 2’s advisors also attended.

On June 16, 2021, Bridgetown 2, PropertyGuru and its advisors held a conference call to discuss due diligence status, PIPE documentation and the PIPE presentation.

On June 17, 2021, PropertyGuru’s Chief Marketing Officer, Bjorn Sprengers, Bridgetown 2 and its advisors held a video conference call to discuss Property Guru’s marketing plans, strategies and budgeting, among other information.

On June 22, 2021, PropertyGuru’s Chief Financial Officer, Joe Dische, Bridgetown 2 and its advisors held a video conference call to discuss the updated business plan, projections, business rationale of the acquisition of the Panama Group and integration plans, among other information.

On the same day, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan, PropertyGuru’s Chief Financial Officer, Joe Dische and Bridgetown 2 held a conference call to discuss the terms of the engagement of the placement agents for the PIPE financing.

On June 23, 2021, Skadden circulated a revised draft of the form of PIPE Subscription Agreement to Latham and Shearman. Subsequently, Skadden, Shearman and Latham exchanged a number of drafts of the form of PIPE Subscription Agreement. In connection with these exchanged drafts and discussions, Skadden, Shearman and Latham also had regular contact with their respective clients during this period to keep them apprised of the status of the form of PIPE Subscription Agreement and solicit their feedback.

On June 25, 2021, Bridgetown 2 engaged BofA Securities, Citigroup, KCMA (an affiliate of KKR) and TPG Capital BD (an affiliate of the TPG Investor Entities) as placement agents in connection with the PIPE financing.

On June 29, 2021, after discussion with PropertyGuru and Bridgetown 2 stakeholders, the enterprise value of PropertyGuru was increased to $1.35 billion primarily to factor in the acquisition of the Panama Group.

On June 29, 2021, Latham sent Skadden a revised draft of the Business Combination Agreement. On July 5, 2021, Skadden and Latham held a conference call to discuss the draft of the Business Combination Agreement, most significantly with respect to representations and warranties of each party, revisions to the scope of the operating covenants and revisions to certain closing conditions, and on the same day, Skadden sent a revised draft to Latham.

On June 30, 2021, Bridgetown 2, PropertyGuru and its advisors held a conference call to discuss the PIPE presentation.

On July 7, 2021, Skadden and Shearman held a conference call to discuss matters related to the draft of the form of PIPE Subscription Agreement. On July 9 and July 12, 2021, Skadden sent revised drafts of the form of PIPE Subscription Agreement to Latham to reflect the comments received, including with respect to the closing of the acquisition of the Panama Group.

On July 9, 2021, Skadden sent Latham a revised draft of the Business Combination Agreement. On July 13, 2021, Latham sent Skadden a revised draft of the Business Combination Agreement and on July 14, 2021, and July 15, 2021, Skadden sent Latham revised drafts of the Business Combination Agreement.

On July 14, 2021, after exchanging further comments, the initial draft of the form of PIPE Subscription Agreement was sent to prospective PIPE investors. After a draft form of the PIPE Subscription Agreement had been provided to prospective PIPE investors, the terms of the forms of PIPE Subscription Agreements, including with respect to certain closing conditions and the registration rights set forth in the form, among other terms and conditions, were further negotiated.

On July 15, 2021, Latham and Skadden held a conference call to discuss certain issues and other matters related to the Business Combination Agreement, including the long stop date in the Business Combination Agreement, Bridgetown 2 director appointment mechanics and the proposed PubCo listing venue. On the same day, Latham sent further comments on the Business Combination Agreement. Skadden sent Latham a revised draft of the Business Combination Agreement. A version of the Business Combination Agreement that had been prepared to be used in connection with the PIPE financing was uploaded to the virtual data room for prospective PIPE investors by BofA Securities. On the same day, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan. PropertyGuru’s Chief Financial Officer, Joe Dische and representatives of Bridgetown 2 also held a conference call to discuss comments to the Business Combination Agreement.

On July 16, 2021, representatives of BofA Securities updated Bridgetown 2 and PropertyGuru on feedback received from prospective PIPE investors through a conference call.

On July 16 and July 17, 2021, Skadden and Latham discussed requisite approvals under the Business Combination Agreement via email.

On July 18 and July 19, 2021, Skadden received comments on the form of PIPE Subscription Agreement from prospective PIPE investors. On July 20, 2021, Skadden, Shearman and Latham held a conference call to discuss comments received and, on the same day, Skadden sent a revised draft of the form of PIPE Subscription Agreement to Shearman and Latham. On July 21, 2021, following receipt of comments from Latham and Shearman, a revised draft of the form of PIPE Subscription Agreement was circulated to the potential investors. After exchanging further comments, on July 23, 2021, a final execution version of the PIPE Subscription Agreement was sent to the prospective PIPE investors for execution.

Between July 19, 2021 and July 22, 2021, representatives of BofA Securities provided daily updates on feedback from prospective PIPE investors to Bridgetown 2 and PropertyGuru through conference calls.

On July 20, 2021, PropertyGuru’s Chief Executive Officer and Managing Director, Hari V. Krishnan, PropertyGuru’s Chief Financial Officer, Joe Dische, Bridgetown 2 and its advisors held a conference call to discuss, among other things, REA Group’s PIPE subscription and call option and the general timeline of the Business Combination.

Between March 24, 2021 through the time of the Bridgetown 2 board approval of the Business Combination Agreement, representatives of Bridgetown 2 conducted further business, financial and other due diligence with respect to PropertyGuru and, over the same period of time, Bridgetown 2’s legal and tax advisors conducted due diligence with respect to PropertyGuru, including calls and other exchanges among the relevant parties. Before reaching the conclusion that it was in the best interests of Bridgetown 2 to approve the proposed transaction, Bridgetown 2’s board was provided with high-level summaries prepared by the Bridgetown 2 transaction team of the due diligence process and key due diligence findings of Bridgetown 2’s tax and legal advisors’ due diligence. The due diligence process included, but was not limited to: (i) a comprehensive review of the materials provided in the virtual data room; (ii) requests for follow-up data and information from PropertyGuru, including PropertyGuru responses to due diligence questions; (iii) review of the due diligence reports and negotiated transaction documents provided to Bridgetown 2 in relation to PropertyGuru’s potential acquisition of the Panama Group from iProperty (a subsidiary of REA Group); (iv) calls with PropertyGuru regarding PropertyGuru’s business and operations, projections and technical diligence matters, as well as financial, tax and legal matters, including those related to intellectual property and technology matters, regulatory matters, litigation matters, corporate matters (including material contracts, capitalization and other customary corporate matters), and labor and employment matters; and (v) summaries provided to Bridgetown 2 of key findings with respect to business, operational and financial due diligence.

On July 23, 2021, the Bridgetown 2 Board unanimously approved Bridgetown 2’s entry into the Business Combination Agreement.

On July 23, 2021, a draft of board resolutions regarding the Business Combination Agreement was sent by Latham to Skadden, and Skadden provided comments on the resolutions to Latham. On the same day, the PropertyGuru board of directors unanimously approved PropertyGuru’s entry into the Business Combination Agreement.

On July 23, 2021, the respective sole director and the shareholders of PubCo and Amalgamation Sub also approved PubCo and Amalgamation Sub’s respective entry into the Business Combination Agreement.

On July 23, 2021, PropertyGuru, Bridgetown 2, PubCo and Amalgamation Sub executed and delivered the Business Combination Agreement and related documents and agreements.

On July 23, 2021, substantially concurrently with the execution and delivery of the Business Combination Agreement, (i) PubCo, Bridgetown 2 and the PIPE Investors entered into the PIPE Subscription Agreement pursuant to which the PIPE Investors committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for a purchase price of $10.00 per share, for aggregate gross proceeds of $131,930,680.

On July 23, 2021, Bridgetown 2 and PropertyGuru issued a joint press release announcing the execution of the Business Combination Agreement. On the same date, Bridgetown 2 filed with the SEC a Current Report on Form 8-K announcing the execution of the Business Combination Agreement. The Current Report on Form 8-K attached exhibits including a copy of the Business Combination Agreement and other ancillary documents and the investor presentations prepared by members of the Bridgetown 2 and PropertyGuru management teams and representatives and used in connection with meetings with prospective PIPE investors and other persons regarding PropertyGuru, Bridgetown 2 and the Business Combination.

Bridgetown 2’s Board of Directors’ Reasons for the Approval of the Business Combination

Bridgetown 2 was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization, or similar business combination with one or more business entities. As described above, the Bridgetown 2 Board sought to do so by using the networks and industry experience of both the Sponsor, the Bridgetown 2 Board, and Bridgetown 2 management to identify and acquire one or more businesses.

In evaluating the transaction with PropertyGuru, the Bridgetown 2 Board consulted with its legal counsel and tax, accounting and other advisors. In determining that the terms and conditions of the Business Combination Agreement and the transactions contemplated thereby are in Bridgetown 2’s best interests, the Bridgetown 2 Board considered and evaluated a number of factors, including, but not limited to, the factors discussed below. In light of the number and wide variety of factors considered in connection with its evaluation of the Business Combination Agreement and the transactions contemplated thereby, the Bridgetown 2 Board did not consider it practicable to, and did not attempt to, quantify or otherwise assign relative weights to the specific factors that the Bridgetown 2 Board considered in reaching its determination and supporting its decision. The Bridgetown 2 Board viewed its decision as being based on all of the information available and the factors presented to and considered by the Bridgetown 2 Board. In addition, individual directors may have given different weight to different factors. The Bridgetown 2 Board realized that there can be no assurance about future results, including results considered or expected as disclosed in the reasons as set forth below. This explanation of Bridgetown 2’s reasons for the Business Combination and all other information presented in this section is forward-looking in nature and, therefore, should be read in light of the factors discussed under “Forward-Looking Statements.”

The members of the Bridgetown 2 Board are well qualified to evaluate the Business Combination with PropertyGuru. The Bridgetown 2 Board and management collectively have extensive transactional experience, particularly in the software, insurance, internet, fin-tech, and technology sectors.

The Bridgetown 2 Board considered a number of factors pertaining to the Business Combination Agreement and the transactions contemplated thereby. The following discussion of the information and factors considered by the Bridgetown 2 Board of directors is not intended to be exhaustive. In particular, the Bridgetown 2 Board considered the following reasons or made the following determinations, as applicable:

•

PropertyGuru satisfies a number of acquisition criteria that Bridgetown 2 had established to evaluate prospective business combination targets. The Bridgetown 2 Board determined that PropertyGuru satisfies a number of the criteria and guidelines that Bridgetown 2 established at its initial public offering, including (i) operating in a large and growing total-addressable market, (ii) having leading market positions in respective industries and markets, (iii) having potential to deliver sustainable long-term top-line growth, (iv) operating in Southeast Asia and (v) providing an opportunity to partner with a world-class management team capable of scaling a business around the globe.

•

Favorable Prospects for Future Growth and Financial Performance. Current information and forecast projections from Bridgetown 2 and PropertyGuru’s management are favorable regarding (i) PropertyGuru’s business, prospects, financial condition, operations, technology, products, offerings, management, competitive position, and strategic business goals and objectives, (ii) general economic, industry, regulatory, and financial market conditions, and (iii) opportunities and competitive factors within PropertyGuru’s industry.

•

Compelling Valuation. The implied pro forma enterprise value in connection with the Business Combination of approximately $1.35 billion, which the Bridgetown 2 Board believes represents an attractive valuation relative to selected comparable companies in analogous PropTech markets, including REA Group, Rightmove and Scout24. The public trading market valuations of these comparable companies implied 2022 projected multiples of enterprise value to sales of 18.3x, 18.0x and 14.1x, respectively, based on publicly available market data as of June 25, 2021. While there is no direct comparable company with leading market share across Southeast Asia, the Bridgetown 2 Board focused most closely on REA Group and Scout24 for the comparable companies analysis (to the exclusion of other companies which were comparable on a segment-only basis) because REA Group and Scout24 are leading platforms with similar operating profiles within the global PropTech landscape. Given PropertyGuru’s overall 2022 projected multiples of enterprise value to sales (12.4x) was in line with REA Group (18.3x) and Scout24 (14.1x) despite being projected to grow faster, the Bridgetown 2 Board believed the comparable companies analysis supported the valuation; however, given that none of the selected companies is exactly the same as PropertyGuru, the Bridgetown 2 Board believed that it was inappropriate to, and therefore did not, rely solely on the quantitative results of the comparable companies analysis. Accordingly, the Bridgetown 2 Board also made qualitative judgments, based on its experience and judgment, concerning differences between the operational, business and financial characteristics of PropertyGuru and the selected companies that could affect the public trading values of each in order to provide a more holistic context in which to consider the results of the quantitative analysis.

•

Best Available Opportunity. The Bridgetown 2 Board determined, after a thorough review of other business combination opportunities reasonably available to Bridgetown 2, that the proposed Business Combination represents the best potential business combination for Bridgetown 2 based upon the process utilized to evaluate and assess other potential acquisition targets, and the Bridgetown 2 Board’s belief that such processes had not presented a better alternative.

•

Experienced, Proven, and Committed Management Team. The Bridgetown 2 Board considered the fact that PubCo will be led by PropertyGuru’s existing management team, which has a proven track record of operational excellence, financial performance, growth, and innovation.

•

Continued Significant Ownership by PropertyGuru Existing Shareholders. The Bridgetown 2 Board considered that PropertyGuru’s existing equity holders would be receiving a significant number of PubCo Ordinary Shares in the proposed Business Combination and that PropertyGuru’s principal shareholders and Key Executives are “rolling over” their existing equity interests of PropertyGuru into equity interests in PubCo and are also agreeing to be subject to a “lock-up” of six months in certain cases. The current PropertyGuru shareholders are expected to hold approximately 71.6% of the pro forma ownership of the combined company after Closing, assuming none of public Bridgetown 2 shareholders exercise their redemption rights in connection with the Business Combination and excluding REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. If the actual facts are different from these assumptions, the percentage ownership retained by PropertyGuru’s existing shareholders in the combined company will be different.

•

Substantial Retained Proceeds. A majority of the proceeds to be delivered to the combined company in connection with the Business Combination (including from Bridgetown 2’s trust account and from the PIPE financing), are expected to remain on the balance sheet of the combined company after Closing in order to fund PropertyGuru’s existing operations and support new and existing growth initiatives. Bridgetown 2’s Board considered this as a strong sign of confidence in PubCo following the Business Combination and the benefits to be realized as a result of the Business Combination.

•	PIPE Financing Success. The success of the PIPE financing process, to which sophisticated third-party investors subscribed.

•

Likelihood of Closing the Business Combination. The Bridgetown 2 Board’s belief that an acquisition by Bridgetown 2 has a reasonable likelihood of closing without potential issues under applicable antitrust and competition laws and without potential issues from any regulatory authorities.

The Bridgetown 2 Board also considered a variety of uncertainties and risks and other potentially negative factors concerning the Business Combination, including, but not limited to, the following:

•

Business Risk. The risk that the future financial performance of PropertyGuru may not meet the Bridgetown 2 Board’s expectations due to factors in PropertyGuru’s control or out of PropertyGuru’s control.

•

Benefits May Not Be Achieved. The risk that the Business Combination’s potential benefits may not be achieved in full or in part, including the risk that PropertyGuru would not be able to achieve its growth projections, or may not be achieved within the expected timeframe.

•

Closing of the Business Combination May Not Occur. The risks and costs to Bridgetown 2 if the Business Combination is not completed, including the risk of diverting management focus and resources to other business combination opportunities, which could result in Bridgetown 2 being unable to effect a business combination by the Final Redemption Date, forcing Bridgetown 2 to liquidate the trust account.

•

Current Public Shareholders Exercising Redemption Rights. The risk that all or some of Bridgetown 2’s current public shareholders decide to exercise their redemption rights, thereby depleting the amount of cash available in the trust account.

•	No Third-Party Valuation. The risk that Bridgetown 2 did not obtain a third-party valuation or fairness opinion in connection with the Business Combination.

•	Closing Conditions of the Business Combination. That the Business Combination’s closing is conditioned on satisfying certain closing conditions, many of which are not within Bridgetown 2’s control.

•	Bridgetown 2 Shareholders Not Holding a Majority Position in PubCo. The fact that Bridgetown 2 shareholders will not hold a majority position in PubCo following the Business Combination, which may reduce the influence that Bridgetown 2’s current shareholders have on PubCo and PubCo’s board of directors and management.

•	Litigation Related to the Business Combination. The risk of potential litigation challenging the Business Combination.

•

Post-Closing Corporate Governance. Post-Closing, the TPG Investor Entities, the KKR Investor and REA will, in aggregate, beneficially own shares representing approximately 67.4% of the outstanding PubCo Ordinary Shares (assuming no redemptions by Bridgetown 2’s public shareholders and which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru). As a result, two or more of these shareholders, if they choose to act together, will be able to influence PubCo’s management and affairs and all matters requiring shareholder approval, including the election of PubCo’s directors and approval of significant corporate transactions. The Amended PubCo Articles and the Shareholders’ Agreement to be entered at the Amalgamation Closing between, among others, PubCo, the TPG Investor Entities, the KKR Investor and REA provide that the TPG Investor Entities may jointly appoint one director, provided that the TPG Investor Entities collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo; the KKR Investor may appoint one director, provided that the KKR Investor and its affiliates collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo; and REA may appoint one director, provided that REA holds at least 7.5 per cent. of the issued share capital of PubCo and subject to (i) the possibility of REA losing such appointment right in the event of a breach of certain provisions of the Shareholders’ Agreement and (ii) such director appointed by REA being subject to certain additional requirements that do not apply to the directors appointed by either the TPG Investor Entities or the KKR Investor. REA is also granted certain rights of first offer in relation to certain share transfers under the Amended PubCo Articles and the Shareholders’ Agreement.

•

No Survival of Remedies for Breach of Representations, Warranties or Covenants of PropertyGuru. The Business Combination Agreement provides that Bridgetown 2 will not have any surviving remedies against PropertyGuru or its equity holders after the Closing to recover for losses as a result of any inaccuracies or breaches of the representations, warranties or covenants of PropertyGuru set forth in the Business Combination Agreement. As a result, Bridgetown 2 shareholders could be adversely affected by, among other things, a decrease in the financial performance or worsening of financial condition of PropertyGuru prior to the Closing, whether determined before or after the Closing, without any ability to recover for the amount of any loss. The Bridgetown 2 Board determined that this structure was appropriate and customary in light of the fact that many similar transactions include similar terms and the current equity holders of PropertyGuru will be, collectively, the majority equity holders in PubCo and therefore would indirectly bear a majority of any such losses.

•

Transaction Fees and Expenses Incurred by Bridgetown 2. The substantial transaction fees and expenses to be incurred in connection with the Business Combination and the negative impact of such expenses on Bridgetown 2’s cash reserves and operating results if the Business Combination is not completed.

•

Negative Impact Resulting from the Announcement of the Business Combination. The possible negative effect of the Business Combination and public announcement of the Business Combination or PropertyGuru’s financial performance and operating results, and Bridgetown 2’s stock price.

•

Exclusivity. The fact that the Business Combination Agreement includes an exclusivity provision that prohibits Bridgetown 2 from soliciting or discussing other business combination proposals, and which restricts Bridgetown 2’s ability to consider other potential business combinations for so long as the Business Combination Agreement remains in effect.

•

Other Risks. Other factors that the Bridgetown 2 Board deemed relevant, including various other risks associated with the Business Combination, Bridgetown 2’s business, and PropertyGuru’s business as described under the section entitled “Risk Factors.”

In addition to considering the factors described above, the Bridgetown 2 Board also considered that certain Bridgetown 2 officers and directors may have interests in the Business Combination as individuals that are in addition to, and that may be different from, the interests of Bridgetown 2 shareholders. Please see “Information Related to Bridgetown 2—Conflicts of Interest” for more information. The Bridgetown 2 Board reviewed and considered these interests during the negotiation of the Business Combination and in evaluating and approving the Business Combination Agreement and the transactions contemplated therein, including the Business Combination.

The Bridgetown 2 Board concluded that the potential benefits that the Bridgetown 2 Board expected Bridgetown 2 and its shareholders to achieve as a result of the Business Combination outweighed the potentially negative factors associated with the Business Combination. Accordingly, the Bridgetown 2 Board determined that the Business Combination Agreement, the Business Combination, and the other transactions contemplated by the Business Combination Agreement, were in Bridgetown 2’s best interests.

Certain Prospective Financial Information of PropertyGuru

PropertyGuru provided Bridgetown 2 with its internally prepared forecasts for each of the years in the five-year period ending December 31, 2025. PropertyGuru does not, as a matter of general practice, publicly disclose long-term forecasts or internal projections of its future performance, revenue, financial condition, or other results, nor does it expect or undertake to do so in the future. However, in connection with the proposed Business Combination, management of PropertyGuru prepared the financial projections set forth below (the “Initial Projections”) to present key elements of the forecasts provided to Bridgetown 2 and to the PIPE Investors in connection with the PIPE Investment.

The Initial Projections were prepared for the use of Bridgetown 2 and the PIPE Investors and not with a view toward public disclosure, the published guidelines of the SEC regarding projections or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. The Initial Projections were prepared in good faith by PropertyGuru’s management, based on their reasonable best judgment, estimates and assumptions with respect to the expected future financial performance of PropertyGuru at the time the Initial Projections were prepared. The Initial Projections do not take into account any circumstances or events occurring after the date as of which they were prepared. The Initial Projections do not constitute any representation, estimate or projection of any other party.

The inclusion of the Initial Projections in this proxy statement/prospectus should not be regarded as an indication that PropertyGuru or Bridgetown 2, their respective management, board of directors, affiliates, advisors or other representatives considered, or now considers, the Initial Projections to be predictive of actual future results or suitable to support or fail to support your decision whether to vote for or against the Business Combination Proposal. The Initial Projections are not included in this proxy statement/prospectus in order to induce any Bridgetown 2 stockholders or PropertyGuru stockholders to vote for or against any of the proposals at their respective shareholders meetings. None of Bridgetown 2, PropertyGuru, or any of their respective affiliates, officers, directors, advisors or other representatives, has made any representation or warranty regarding the information included in these Initial Projections. The Initial Projections are not fact and should not be relied upon as being necessarily indicative of future results, and readers of this proxy statement/prospectus, including investors or stockholders, are cautioned not to place undue reliance on this information. The Initial Projections should not be viewed as public guidance. You are cautioned not to rely on the Initial Projections in making a decision regarding the Business Combination, as the Initial Projections may be materially different than actual results. PubCo does not intend or expect to refer back to the Initial Projections in its future periodic reports filed under the Exchange Act.

The Initial Projections included in this proxy statement/prospectus have been prepared by, and are the responsibility of PropertyGuru’s management. None of PricewaterhouseCoopers LLP, Ernst & Young PLT or WithumSmith+Brown, PC have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Initial Projections and, accordingly, none of PricewaterhouseCoopers LLP, Ernst & Young PLT or WithumSmith+Brown, PC express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this proxy statement/prospectus relates to PropertyGuru’s previously-issued audited consolidated financial statements, the Ernst & Young PLT report included in this proxy statement/prospectus relates to the Panama Group’s previously-issued audited combined financial statements as of and for the years ended December 31, 2020 and 2019, and the WithumSmith+Brown, PC report included in this proxy statement/prospectus relates to Bridgetown 2’s previously-issued audited financial statements. None of those reports extend to the Initial Projections and none of those reports should be read to do so.

The Initial Projections provided to Bridgetown 2 were as follows.

	2021F(1)	2022F	2023F	2024F	2025F
	(S$ in millions, except where otherwise specified)
Revenue
Marketplaces
Singapore	51.8	60.3	71.4	82.3	94.4
Vietnam	22.0	31.5	41.4	52.7	66.2
Malaysia	13.1	26.9	34.9	46.5	62.1
Other Asia(2)	9.4	15.5	22.0	28.4	35.6
Fintech and data services	4.1	11.0	19.6	27.4	37.1

Total revenue	100.5	145.1	189.3	237.2	295.4
Costs
Cost of sales	17.7	21.4	27.7	33.2	39.9
Operating expenses	99.2	112.3	127.1	141.9	158.5

Total costs	116.9	133.7	154.9	175.2	198.4
Adjusted EBITDA(3)
Marketplaces
Singapore	32.4	38.9	47.3	56.2	66.2
Vietnam	3.3	10.3	16.3	22.8	30.9
Malaysia	(12.9)	0.3	6.9	16.0	29.0
Other Asia(2)	(4.1)	(2.2)	0.3	2.8	5.5
Fintech and data services	(4.3)	(1.3)	3.2	7.8	13.4

HQ Costs(4)	(30.9)	(34.6)	(39.6)	(43.6)	(48.0)

Total(3)	(16.4)	11.4	34.4	62.0	97.0
Adjusted EBITDA Margin (%)(3)
Marketplaces
Singapore	62.4%	64.5%	66.3%	68.3%	70.1%
Vietnam	15.0%	32.8%	39.4%	43.2%	46.6%
Malaysia	(98.1%)	1.1%	19.7%	34.5%	46.7%
Other Asia(2)	(43.5%)	(14.5%)	1.4%	9.8%	15.4%
Fintech and data services	(102.9%)	(11.4%)	16.2%	28.5%	36.1%
Total (%)(3)	(16.4%)	7.8%	18.2%	26.2%	32.8%
Capital Expenditure	23.3	27.4	30.0	33.2	36.8
Singapore metrics
Number of agents	14,000	14,000	14,000	14,000	14,000
ARPA (S$)	3,121	3,609	4,189	4,817	5,506
Agent Services Revenue	43.7	50.5	58.6	67.4	77.1
Developer Services Revenue	8.1	9.7	12.8	14.8	17.3
Vietnam metrics
Number of listings (in millions)	8.4	9.4	9.8	10.4	11
Average revenue per listing (S$)	2.6	3.0	3.6	4.2	5.0
Agent Services Revenue	21.3	28.0	35.3	44.1	55.1
Developer Services Revenue	0.6	3.5	6.1	8.6	11.1

(1)	Includes revenue contribution from the Panama Group from the completion of the acquisition by PropertyGuru on August 3, 2021.
(2)	Consists of Thailand and Indonesia.
(3)

Adjusted EBITDA is a non-IFRS financial measure defined as net loss for the year/period plus tax expense, changes in fair value of preferred shares and embedded derivatives finance costs – net, depreciation and amortization expense, impairment, share grant and option expenses, costs of acquisition and integration of the Panama Group and one-off costs of listing, minus or plus other gains or losses – net. In addition, Adjusted EBITDA does not take into account the impact of investments to be made with the proceeds of the Business Combination.

PropertyGuru cautions investors that amounts presented in accordance with its definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers because not all issuers calculate these non-IFRS measures in the same manner. Adjusted

EBITDA should not be considered as alternatives to PropertyGuru’s net loss or any other performance measure derived in accordance with IFRS or as an alternative to cash flows from operating activities as a measure of PropertyGuru’s liquidity.

(4)

HQ Costs are costs of PropertyGuru’s personnel that are based predominantly in its Singapore headquarters and certain key personnel in Malaysia and Thailand, and that service PropertyGuru’s group as a whole, consisting of its executive officers and its group marketing, technology, product, human resources, finance and operations teams, as well as platform IT costs (hosting, licensing, domain fees), workplace facilities costs, corporate public relations retainer costs and professional fees such as audit, legal and consultant fees.

While presented with numerical specificity, the Initial Projections reflect numerous estimates and assumptions with respect to general business, economic, regulatory, market and financial conditions and competition, future industry performance and competitor actions and other future events, as well as matters specific to PropertyGuru’s business, all of which are difficult to predict and many of which are beyond PropertyGuru’s and Bridgetown 2’s control. The estimates and assumptions that PropertyGuru’s management believed to be material are:

•	Projected revenue is based on assumptions for each segment:

•

In Singapore, marketplace revenue growth is expected to come from increasing ARPA through pricing changes and deployment of new services as agent penetration is already high. Developer revenues are expected to grow as PropertyGuru attracts more developers through the expansion of digital products that are charged per lead (rather than based on page views), as the number and yield of awards/events increase and as the customer base and yield increases from the growth of PropertyGuru FastKey, PropertyGuru’s sales process automation software;

•

In Vietnam, marketplace revenue growth is expected to come from increasing the number of listings and revenue per listing. In Vietnam, as there has historically not been a major offering for developers, products from other markets are being launched to expand the revenue;

•

In Malaysia, marketplace revenue growth is expected to come from the successful integration of iProperty’s operating entities in Malaysia (recently acquired as part of PropertyGuru’s acquisition of the Panama Group in August 2021) into the existing PropertyGuru business;

•

In Other Asia, marketplace revenue growth is expected to largely come from PropertyGuru’s developer business, including its awards and events business as it rebounds after being adversely impacted by the COVID-19 pandemic, and by sourcing overseas buyers for Thai real estate listings;

•

Fintech and data services revenue growth is driven by a number of factors. Data services growth will be driven by the number of customers by product type and the average revenue per product. Fintech growth will be driven by the number of mortgages closed and yield per closure.

•

Projected Adjusted EBITDA Margin is expected to improve due to reductions in costs as a percentage of revenue, which we expect to implement in various cost categories on a country level. Efficiencies are expected to be achieved through increased automation and scaling of the business, and such cost savings are expected to be partially offset by the need to invest in people and processes, inflation, costs that are largely variable to revenue growth, and efficiencies expected to be gained from the post-acquisition integration of the Panama Group.

No contribution (revenue or costs) is included in the Initial Projections from acquisitions made using the proceeds to be received at Closing.

No allowance has been made in the Initial Projections for costs in relation to 1) the execution or integration of the Panama Group; 2) the execution or integration of other acquisitions or new organic growth initiatives using the proceeds to be received at Closing; or 3) the costs of the transactions contemplated by the Business Combination Agreement or the incremental costs or capital expenditure of being a listed company (including costs related to U.S. reporting, compliance with U.S. securities laws including the Sarbanes-Oxley Act, changes to the corporate internal or external vendor teams, director and officer liability insurance and/or director compensation / composition).

In making the foregoing assumptions, which imply a projected revenue compound annual growth rate of 29.2% between 2020 and 2025, PropertyGuru management relied on a number of factors, including:

•	Macro tailwinds of urbanization, increasing GDP per capita and digitalization driving property transaction growth and digital service usage;

•	Ongoing economic stability and underlying growth in property transaction volumes and prices;

•	The forecast migration of real estate advertising spend from offline to online;

•	The recovery of economies and property markets from the impact of COVID-19;

•	No fundamental changes to government regulations including licensing and permits;

•	The historical usage patterns and preferences of PropertyGuru customers; and

•	Historic strategies taken by the Group and the consequent growth in revenue.

The Initial Projections are forward looking statements that are inherently subject to significant uncertainties and contingencies, many of which are beyond PropertyGuru’s control. PropertyGuru believes the assumptions relating to the Initial Projections were reasonable at the time the Initial Projections were prepared, given the information PropertyGuru had at the time. However, important factors that may affect actual results and cause the Initial Projections to not be achieved include, among other things, risks and uncertainties relating to PropertyGuru’s business, industry performance, the regulatory environment, and general business and economic conditions and the matters described under “Risk Factors” herein. The Initial Projections also reflect assumptions as to business decisions that are inherently subject to change. The various contingencies, uncertainties and risks include those set forth in the “Risk Factors” , “PropertyGuru Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Forward-Looking Statements” sections of this proxy statement/prospectus. As a result, there can be no assurance that the Initial Projections will be realized or that actual results will not be significantly higher or lower than projected. Since the Initial Projections cover multiple years, such Initial Projections are by their nature less predictive with each successive year. These Initial Projections are subjective in many respects and thus are susceptible to multiple interpretations and periodic revisions based on actual experience and business developments.

Certain of the measures included in the Initial Projections are non-IFRS financial measures, namely Adjusted EBITDA and Adjusted EBITDA Margin. Non-IFRS financial measures should not be considered in isolation from, or as a substitute for, financial information presented in compliance with IFRS, and non-IFRS financial measures as used by PropertyGuru may not be comparable to similarly titled amounts used by other companies. These non-IFRS measures are uncertain and depend on various factors that cannot be reliably predicted and so reconciliations for projections of non-IFRS financial measures have not been provided. These factors also could be material to PropertyGuru’s results computed in accordance with IFRS. You are encouraged to review the audited consolidated financial statements of PropertyGuru included elsewhere in this proxy statement/prospectus, as well as the financial information in the sections entitled “Selected Historical Financial Data of PropertyGuru,” and “Unaudited Pro Forma Condensed Combined Financial Statements” in this proxy statement/prospectus and to not rely on any single financial measure.

Since the preparation of the Initial Projections, PropertyGuru’s management has monitored and considered ongoing developments related to the COVID-19 pandemic on PropertyGuru’s business, in particular, the following:

•

During the third quarter of 2021, Vietnam saw a significant increase in COVID-19 cases. In response, the Vietnamese government imposed a lockdown order from July to September 2021, which placed significant restrictions on the ability of individuals to leave their residences. The lockdown had a profoundly negative impact on the economy and the real estate market in Vietnam. As a result, activity on PropertyGuru’s Vietnamese site was significantly lower than originally budgeted based on past performances, leading to reduced revenue from Vietnam during the lockdown period, which in turn led PropertyGuru’s management to lower its forecast revenue for Vietnam for 2021.

•	As the lockdown in Vietnam gradually lifted in October, economic activity and PropertyGuru’s Vietnam revenue have improved.

•

An increase in COVID-19 cases in Malaysia and ensuing movement control orders imposed by the Malaysian government. Against this backdrop, PropertyGuru’s management has observed a more cautious approach to new investments throughout the real estate industry.

•	There has also been a negative impact on PropertyGuru’s awards business in 2021 as almost all physical events were moved to digital and market sentiment soured in some markets.

•

With the lifting of restrictions in our markets, there are positive signs of recovery, however the rate and degree of recovery will depend on the trajectory of infections and COVID-19 policy decisions in each country.

•

The COVID-19 recovery has been stronger than expected in Singapore in 2021, resulting on the agent side of the business in improved customer activity, acceptance of price revisions that took effect in October 2021 and healthy subscription renewal rates. PropertyGuru’s management believes that this should provide a foundation for continuing improvement in PropertyGuru’s financial performance.

•

The COVID-19 situation led to some cost savings in 2021 due to reduced hiring with less staff mobility and reduced levels of travel, training and other staff activities, which contributed to marginally lower costs in 2021 than originally anticipated.

Furthermore, PropertyGuru’s acquisition of the Panama Group was completed earlier than anticipated in August 2021, leading to one more month of revenue from the Panama Group than originally expected. In addition, PropertyGuru’s business was able to reduce marketing spend faster than anticipated in Malaysia after the early completion of the transaction, which contributed to marginally lower costs in 2021 than originally anticipated.

In 2022 and beyond, we assume that the number of COVID-19 cases gradually decrease in our Priority Markets and other markets where we operate, vaccine roll-outs are successful and are not undermined by new COVID-19 variants and that there is no resumption of any form of movement control or stay-at-home orders that would adversely impact the real estate market or the pace of general economic recovery.

Based on these developments, PropertyGuru’s management has prepared and provided to Bridgetown 2’s management an updated financial outlook for the years ending December 31, 2021 through 2025 based on information available through the beginning of November 2021 (the “Updated Outlook”). The net impact of the recent developments described above is (i) a marginal decrease in total revenue and no change to Adjusted EBITDA in 2021 and (ii) no change to total revenue or Adjusted EBITDA in future years despite a shift in mix across marketplaces and fintech and data services.

The Updated Outlook is presented in the table below.

	2021F(1)	2022F	2023F	2024F	2025F
	(S$ in millions, except where otherwise specified)
Revenue
Marketplaces
Singapore	55.2	64.7	76.0	85.7	96.1
Vietnam	17.2	29.4	40.6	52.7	67.4
Malaysia	14.2	28.2	36.3	47.1	61.3
Other Asia(2)	8.2	14.7	21.5	27.7	34.7
Fintech and data services	2.7	8.0	15.0	24.0	36.0

Total revenue	97.5	145.1	189.3	237.2	295.4
Costs
Cost of sales	17.1	24.8	27.7	33.2	39.9
Operating expenses	96.8	108.9	127.1	141.9	158.5

Total costs	113.9	133.7	154.9	175.2	198.4
Adjusted EBITDA(3)
Marketplaces
Singapore	34.2	43.5	50.4	58.6	67.4
Vietnam	1.0	8.7	16.0	22.8	31.4
Malaysia	(11.1)	1.5	7.1	16.3	28.6
Other Asia(2)	(3.6)	(2.2)	0.3	2.7	5.3
Fintech and data services	(4.5)	(6.3)	0.2	5.3	12.2

HQ Costs(4)	(32.4)	(33.9)	(39.6)	(43.6)	(48.0)

Total(3)	(16.4)	11.4	34.4	62.0	97.0
Adjusted EBITDA Margin (%)(3)
Marketplaces
Singapore	62.0%	67.2%	66.3%	68.3%	70.1%
Vietnam	5.9%	29.7%	39.4%	43.2%	46.6%
Malaysia	(77.8%)	5.3%	19.7%	34.5%	46.7%
Other Asia(2)	(43.3%)	(14.7%)	1.4%	9.8%	15.4%
Fintech and data services	(165.1%)	(77.9%)	1.5%	22.0%	33.8%
Total (%)(3)	(16.8%)	7.8%	18.2%	26.1%	32.8%
Capital Expenditure	13.5	25.0	27.5	30.3	33.3
Singapore metrics
Number of agents	14,000	14,000	14,000	14,000	14,000
ARPA (S$)	3,224	3,952	4,525	5,091	5,691
Agent Services Revenue	45.1	55.3	63.3	71.3	79.7
Developer Services Revenue	10.0	9.3	12.6	14.4	16.4
Vietnam metrics
Number of listings (in millions)	6.3	9.0	9.8	10.4	11.0
Average revenue per listing (S$)	2.5	3.0	3.5	4.3	5.1
Agent Services Revenue	15.9	26.7	34.5	44.3	55.9
Developer Services Revenue	1.3	2.7	6.1	8.4	11.5

(1)	Includes revenue contribution from the Panama Group from the completion of the acquisition by PropertyGuru on August 3, 2021.
(2)	Consists of Thailand and Indonesia.
(3)

Adjusted EBITDA is a non-IFRS financial measure defined as net loss for the year/period plus tax expense, changes in fair value of preferred shares and embedded derivatives finance costs – net, depreciation and amortization expense, impairment, share grant and option expenses, costs of acquisition and integration of the Panama Group and one-off costs of listing, minus or plus other gains or losses – net. In addition, Adjusted EBITDA does not take into account the impact of investments to be made with the proceeds of the Business Combination.

PropertyGuru cautions investors that amounts presented in accordance with its definition of Adjusted EBITDA may not be comparable to similar measures disclosed by other issuers because not all issuers calculate these non-IFRS measures in the same manner. Adjusted EBITDA should not be considered as alternatives to PropertyGuru’s net loss or any other performance measure derived in accordance with IFRS or as an alternative to cash flows from operating activities as a measure of PropertyGuru’s liquidity.

(4)

HQ Costs are costs of PropertyGuru’s personnel that are based predominantly in its Singapore headquarters and certain key personnel in Malaysia and Thailand, and that service PropertyGuru’s group as a whole, consisting of its executive officers and its group marketing, technology, product, human resources, finance and operations teams, as well as platform IT costs (hosting, licensing, domain fees), workplace facilities costs, corporate public relations retainer costs and professional fees such as audit, legal and consultant fees. In 2021, we expect that our costs will comprise the following: (a) 52% for staff cost; (b) 21% for marketing expenses; (c) 15% for cost of sales; (d) 7% for IT costs; and (e) the balance for other miscellaneous costs. This cost allocation is presented on a management forecast basis in a manner consistent with the internal reporting provided to PropertyGuru’s chief operating decision maker.

Neither Bridgetown 2 nor PropertyGuru or any of their respective affiliates intends to, and each of them expressly disclaims any obligation to, further update or revise the projections to reflect circumstances existing or arising after the date such projections were prepared or to reflect the occurrence of subsequent events, even in the event that any or all of the assumptions underlying the projections are shown to be in error or any of the projections otherwise would not be realized, in each case except to the extent required by applicable law.

Spikes in the number of COVID-19 infections and fatalities in many countries and the emergence of new variants of the virus have increased levels of global economic volatility and adversely impacted global economies and financial markets. Neither Bridgetown 2 nor PropertyGuru is able to predict whether the resurgence in infections and fatalities or emergence of new variants may cause governments to re-impose some or all prior or new restrictive measures, with their consequential impact on economies. Continuing effects of the COVID-19 pandemic, including but not limited to the emergence of new variants of the virus could further negatively impact the global economy, which could lead PropertyGuru’s actual results of operations in the future to differ materially from the Initial Projections and the Updated Outlook. Neither Bridgetown 2 nor PropertyGuru can predict the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, the impact to PropertyGuru’s business of changes in home buying, selling, renting, financing and shopping trends due to the pandemic, whether and to what extent PropertyGuru will have to implement additional operational changes in light of COVID-19 and any new variants of the virus in the future, and ultimately whether PropertyGuru’s future results of operations diverges from the Initial Projections and the Updated Outlook. The extent to which COVID-19 will impact PropertyGuru’s operations will depend on future developments, which are highly uncertain, cannot be predicted at this time, may be outside of PropertyGuru’s control, and include the magnitude, duration and severity of COVID-19 and any new variants of the virus in the future, the actions by governments taken to contain or mitigate any outbreaks and any associated economic downturn or extended slowdown in the real estate markets and the availability and widespread distribution and use of effective vaccines.

Bridgetown 2 and PropertyGuru, in addition to various email communication about due diligence requests, held three video conference due diligence sessions to discuss PropertyGuru’s forecasts. Apart from discussions with PropertyGuru’s management, Bridgetown 2 and its advisors also conducted independent due diligence on growth potential and market size of the industry in each operating market, market shares of PropertyGuru in each operating market and underlying business and operation assumptions, including but not limited to, number of agents, number of subscribers, average revenue per agent, agent renewal rates, new business initiatives and products, and marketing spend.

The Updated Outlook included in this proxy statement/prospectus has been prepared by, and is the responsibility of PropertyGuru’s management. None of PricewaterhouseCoopers LLP, Ernst & Young PLT or WithumSmith+Brown, PC have audited, reviewed, examined, compiled or applied agreed-upon procedures with respect to the Updated Outlook and, accordingly, none of PricewaterhouseCoopers LLP, Ernst & Young PLT or WithumSmith+Brown, PC express an opinion or any other form of assurance with respect thereto. The PricewaterhouseCoopers LLP report included in this proxy statement/prospectus relates to PropertyGuru’s previously-issued audited consolidated financial statements, the Ernst & Young PLT report included in this proxy statement/prospectus relates to the Panama Group’s previously-issued audited combined financial statements as of and for the years ended December 31, 2020 and 2019, and the WithumSmith+Brown, PC report included in this proxy statement/prospectus relates to Bridgetown 2’s previously-issued audited financial statements. None of those reports extend to the Updated Outlook and none of those reports should be read to do so.

Interests of Bridgetown 2’s Directors and Officers in the Business Combination

When considering the Bridgetown 2 Board’s recommendation to vote in favor of approving the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, Bridgetown 2 shareholders should keep in mind that the Sponsor and Bridgetown 2’s directors and executive officers, have interests in such proposals that are different from, or in addition to (and which may conflict with), those of Bridgetown 2 shareholders generally. These interests include, among other things, the interests listed below:

•

the fact that the Sponsor and Bridgetown 2’s directors have agreed not to redeem any Bridgetown 2 Class B Ordinary Shares held by them in connection with a shareholder vote to approve the proposed Business Combination;

•

the fact that the Sponsor paid an aggregate of $25,000 for the 7,475,000 Bridgetown 2 Class B Ordinary Shares currently owned by the Sponsor, its directors and certain other advisors and/or affiliates of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Class B Ordinary Shares and such securities are expected to have a significantly higher value after the Business Combination. As of February 11, 2022, the most recent practicable date prior to the date of this proxy statement/prospectus, the aggregate market value of these shares, if unrestricted and freely tradable, would be $368,330,625, based upon a closing price of $9.855 per public share on Nasdaq (and will have zero value if neither this Business Combination nor any other business combination is completed on or before the Final Redemption Date);

•

the fact that the Sponsor paid $6,480,000 to purchase an aggregate of 12,900,000 private placement warrants at a price of $0.50 per private placement warrant, each exercisable to purchase one Bridgetown 2 Class A Ordinary Share at $11.50, subject to adjustment, and those warrants would be worthless—and the entire $6,480,000 warrant investment would be lost—if a Business Combination is not consummated by the Final Redemption Date. Unlike many other special purpose acquisition companies, Bridgetown 2 has not issued any warrants to its public shareholders in connection with its IPO, and as such there is currently no public market for Bridgetown 2 Warrants. As of September 30, 2021, the estimated fair value of the private placement warrants was $9,460,800 (based on the unaudited condensed financial statements of Bridgetown 2 as of September 30, 2021, prepared in accordance with U.S. GAAP);

•

the fact that given the very low purchase price (of $25,000 in aggregate) that the Sponsor paid for the Bridgetown 2 Class B Ordinary Shares as compared to the price of the Bridgetown 2 Shares sold in Bridgetown 2’s IPO and the substantial number of shares of PubCo Ordinary Shares that Sponsor will receive upon conversion of the Bridgetown 2 Class B Ordinary Shares in connection with the Business Combination, the Sponsor and its affiliates may earn a positive rate of return on their investment even if the PubCo Ordinary Shares trade below the price initially paid for the Bridgetown 2 Shares in the Bridgetown 2 IPO and the Bridgetown 2 public shareholders experience a negative rate of return following the completion of the Business Combination;

•

the fact that the Sponsor, Bridgetown 2’s directors and certain of its advisors to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their rights to liquidating distributions from the trust account with respect to any Bridgetown 2 Shares (other than public shares) held by them if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date. As a result of waiving liquidating distributions, if Bridgetown 2 fails to complete an initial business combination by the Final Redemption Date, the Sponsor would lose $6,480,000 for the purchase of private placement warrants, and $25,000 for the purchase of the Bridgetown 2 Class B Ordinary Shares, and members of Bridgetown 2’s management team would not incur any loss of investment as the Bridgetown 2 Class B Ordinary Shares held by them were transferred to them by the Sponsor for no consideration;

•

the fact that Bridgetown 2’s directors and certain advisors of Bridgetown 2 to whom the Sponsor has transferred Bridgetown 2 Shares have agreed to waive their redemption rights with respect to the Bridgetown 2 Shares (other than public shares) held by them for no consideration;

•

the fact that, with respect to redemptions, holders of Bridgetown 2 Class B Ordinary Shares may have different incentives than holders of Bridgetown 2 Class A Ordinary Shares with respect to the completion of any proposed business combination and/or the exercise of a right to redeem. In particular, holders of Bridgetown 2 Class B Ordinary Shares are not entitled to participate in any redemption with respect to such shares. The value of the Bridgetown 2 Class B Ordinary Shares is dependent on the consummation of a business combination. In the event no business combination is consummated, the Bridgetown 2 Class B Ordinary Shares would be rendered valueless. Holders of Bridgetown 2 Class A Ordinary Shares, on the other hand, will ultimately be entitled to exercise redemption rights and receive the value of their redeemed shares even if a business combination is not completed. Therefore, the interests of holders of Bridgetown 2 Class A Ordinary Shares and Bridgetown 2 Class B Ordinary Shares may not be aligned. Holders of Bridgetown 2 Class A Ordinary Shares should form their own independent views as to whether or not to redeem or whether or not to vote in favor of the business combination;

•

the fact that pursuant to the Registration Rights Agreement, the Sponsor can demand that PubCo register its registrable securities under certain circumstances and will also have piggyback registration rights for these securities in connection with certain registrations of securities that PubCo undertakes;

•

the continued indemnification of Bridgetown 2’s directors and officers and the continuation of Bridgetown 2’s directors’ and officers’ liability insurance after the Business Combination (i.e. a “tail policy”);

•

the fact that the Sponsor, Bridgetown 2’s officers and directors and certain of Bridgetown 2’s advisors to whom the Sponsor has transferred Bridgetown 2 Shares will lose their entire investment in Bridgetown 2 and will not be reimbursed for any out-of-pocket expenses if an initial business combination is not consummated by the Final Redemption Date;

•

the fact that the total value of loans and advances due by Bridgetown 2 to the Sponsor as of September 30, 2021 is the sum of a promissory note in the amount of $300,000 and relevant out-of-pocket expenses currently estimated at approximately $3.4 million paid or to be paid in connection with the Business Combination, which would be reimbursed upon Bridgetown 2’s completion of an initial business combination;

•

the fact that if the trust account is liquidated, including in the event Bridgetown 2 is unable to complete an initial business combination by the Final Redemption Date, the Sponsor has agreed to indemnify Bridgetown 2 to ensure that the proceeds in the trust account are not reduced below $10.00 per public share, or such lesser per public share amount as is in the trust account on the liquidation date, by the claims of prospective target businesses with which Bridgetown 2 has entered into a letter of intent, confidentiality or other similar agreement or a business combination agreement or claims of any third party for services rendered or products sold to Bridgetown 2, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the trust account; and

•

the fact that the Sponsor (including its representatives and affiliates) and Bridgetown 2’s directors and officers, are, or may in the future become, affiliated with entities that are engaged in a similar business to Bridgetown 2. For example, in October 2020, affiliates of the Sponsor and Bridgetown 2’s officers launched another blank check company, Bridgetown 1, which has the same directors and officers as Bridgetown 2. Affiliates of the Sponsor and Bridgetown 2’s officers are also in the process of launching another blank check company, Bridgetown 3, which has some of the same directors and the same chief executive officer as Bridgetown 2. The Sponsor and Bridgetown 2’s directors and officers are not prohibited from sponsoring, or otherwise becoming involved with, any other blank check companies prior to completing the Business Combination. Accordingly, if any of Bridgetown 2’s officers or directors becomes aware of a business combination opportunity that is suitable for an entity to which he or she has then current fiduciary or contractual obligations (including Bridgetown 1 and Bridgetown 3), he or she will honor his or her fiduciary or contractual obligations to present such Business Combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law.

The Sponsor and each Bridgetown 2 director have agreed to, among other things, vote all of their Bridgetown 2 Shares in favor of the proposals being presented at the Extraordinary General Meeting and waive their redemption rights with respect to their Bridgetown 2 Shares in connection with the consummation of the Business Combination. As of the date of this proxy statement/prospectus, the Sponsor, Bridgetown 2’s directors and certain advisors and affiliates of Bridgetown 2 to whom the Sponsor transferred Bridgetown 2 Shares own approximately 20% of issued and outstanding Bridgetown 2 Shares.

At any time at or before the Business Combination, during a period when they are not then aware of any material nonpublic information regarding Bridgetown 2 or its securities, the Sponsor, PropertyGuru, and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors or respective affiliates may purchase public shares from institutional and other investors who vote, or indicate an intention to vote, against the Business Combination Proposal, the Merger Proposal or the Governing Documents Proposal, or execute agreements to purchase such shares from such investors in the future, or they may enter into transactions with such investors and others to provide them with incentives to acquire public shares or vote their public shares in favor of the Business Combination Proposal, the Merger Proposal or the Governing Documents Proposal. Such a purchase may include a contractual acknowledgement that such shareholder, although still the record or beneficial holder of Bridgetown 2 Shares, is no longer the beneficial owner thereof and therefore agrees not to exercise its redemption rights.

If the Sponsor, PropertyGuru, and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors, or respective affiliates purchase shares in privately negotiated transactions from public Bridgetown 2 shareholders who have already elected to exercise their redemption rights, then such selling shareholder would be required to revoke their prior elections to redeem their shares. The Sponsor, PropertyGuru, and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors or respective affiliates may also purchase public shares from institutional and other investors who indicate an intention to redeem Bridgetown 2 Shares, or, if the price per share of Bridgetown 2 Shares falls below $10.00 per share, then such parties may seek to enforce their redemption rights. The above-described activity could be especially prevalent in and around the time of Closing. The purpose of such share purchases and other transactions would be to (a) increase the likelihood that: (i) the Business Combination Proposal is approved by the affirmative vote of the holders of a majority of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting; (ii) the Merger Proposal is approved by the affirmative vote of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting; (iii) the Governing Documents Proposal is approved by the affirmative vote of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting; and (iv) PubCo’s net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Exchange Act) being at least $5,000,001 after giving effect to the transactions contemplated by the Business Combination Agreement and the PIPE financing; and (b) otherwise limit the number of public shares electing to redeem. The Sponsor, PropertyGuru and/or Bridgetown 2’s or PropertyGuru’s directors, officers, advisors, or respective affiliates may also purchase shares from institutional and other investors for investment purposes.

Entering into any such arrangements may have a depressive effect on the Bridgetown 2 Shares. For example, as a result of these arrangements, an investor or holder may have the ability to effectively purchase shares at a lower-than-market price and may therefore be more likely to sell the shares he, she, or they own, either at or before the Business Combination.

If such transactions are executed, then the Business Combination could be completed in circumstances where such consummation could not have otherwise occurred. Share purchases by the persons described above would allow them to exert more influence over approving the proposals to be presented at the Extraordinary General Meeting and would likely increase the chances that such proposals would be approved. Bridgetown 2 will file or submit a Current Report on Form 8-K to disclose any material arrangements entered into or significant purchases made by any of the persons mentioned in the preceding paragraph that would affect the vote on the proposals to be put to the Extraordinary General Meeting or the redemption threshold. Any such report will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons.

The existence of financial and personal interests of one or more of Bridgetown 2’s directors results in conflicts of interest on the part of such director(s) between what he, she, or they may believe is in the best interests of Bridgetown 2 and what he, she, or they may believe is best for himself, herself, or themselves in determining to recommend that shareholders vote for the proposals. In addition, Bridgetown 2’s officers have interests in the Business Combination that may conflict with your interests as a shareholder.

In addition to the above, please see “Risk Factors—Risks Relating to Bridgetown 2 and the Business Combination” and “Information Related to Bridgetown 2—Conflicts of Interest” for additional information on interests of Bridgetown 2’s directors and officers.

Certain Engagements in Connection with the Business Combination and Related Transactions

BofA Securities, Citigroup, KMCA (an affiliate of KKR and KKR Investor) and TPG Capital BD (an affiliate of the TPG Investor Entities) acted as co-placement agents to Bridgetown 2 in connection with the PIPE financing pursuant to the PIPE Subscription Agreements. In addition, BofA Securities acted as sell-side financial advisor to PropertyGuru in connection with the Business Combination. BofA Securities will receive fees in connection with its role as financial advisor.

Citigroup previously acted as the lead underwriter in Bridgetown 2’s initial public offering consummated on January 28, 2021, and will receive deferred underwriting compensation from Bridgetown 2 for Bridgetown 2’s initial public offering if the Business Combination is completed. Citigroup or its affiliates’ financial interests tied to the consummation of an initial business combination transaction may give rise to potential conflicts of interest in providing such additional services to Bridgetown 2, including potential conflicts of interest in connection with the Business Combination.

After carefully considering the potential benefits of engaging BofA Securities as placement agents for the PIPE financing, and the potential benefits of engaging BofA Securities as advisor to PropertyGuru in connection with the Business Combination, and the potential conflicts of interest or a perception thereof, that may arise from such engagements, Bridgetown 2 and PropertyGuru each consented to these engagements and waived potential conflicts in connection with such dual roles.

In addition, each of BofA Securities, Citigroup, KCMA and TPG Capital BD, together with each of their respective affiliates, is a multi-service financial institution engaged in various activities, which may include sales and trading, commercial and investment banking, advisory, investment management, wealth management, investment research, principal investing, hedging, market making, brokerage and other financial and non-financial activities and services, and they may provide investment banking and other services to Bridgetown 2, PropertyGuru and their respective affiliates from time to time, for which they would expect to receive compensation. In addition, BofA Securities also acted as the financial advisor to PropertyGuru in connection with its acquisition of the Panama Group.

In addition, in the ordinary course of its business activities, BofA Securities, Citigroup, KCMA and TPG Capital BD, and their respective affiliates, and they and their affiliates’ officers, directors and employees may also make investment recommendations and/or publish or express independent research views in respect of such securities or financial instruments and may hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments, and may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers. Such investments and securities activities may involve securities and/or instruments of PubCo, Bridgetown 2, PropertyGuru or their respective affiliates.

In considering the recommendation of Bridgetown 2’s board of directors to vote in favor of approval of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal, shareholders should keep in mind that Bridgetown 2’s or PropertyGuru’s advisors and entities affiliated with these advisors have interests in such proposals that are different from, or in addition to (and which may conflict with), those of Bridgetown 2 shareholders generally, including those discussed above.

Anticipated Accounting Treatment

The Business Combination is made up of the series of transactions provided for in the Business Combination Agreement as described elsewhere within this proxy statement/prospectus. The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, PubCo will be treated as the acquired company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of PropertyGuru issuing shares at the Closing for the net assets of Bridgetown 2 as of the Closing Date, accompanied by a recapitalization. The net assets of Bridgetown 2 will be stated at historical cost, with no goodwill or other intangible assets recorded. The Business Combination, which is not within the scope of IFRS 3 since Bridgetown 2 does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. Any excess of fair value of PubCo shares issued over the fair value of Bridgetown 2’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.

Regulatory Matters

The Business Combination Agreement and the transactions contemplated by the Business Combination Agreement are not subject to a closing condition that any additional federal, state or foreign regulatory requirement or approval be obtained, except for filings with the registrar of the Cayman Islands necessary to effectuate the transactions contemplated by the Business Combination Agreement and filings with ACRA in connection with the Amalgamation.

Appraisal or Dissenters’ Rights

Neither public Bridgetown 2 shareholders who hold Bridgetown 2 Class A Ordinary Shares nor Bridgetown 2 warrant holders have appraisal or dissenters’ rights in connection with the Business Combination under the laws of the Cayman Islands. Although under the Cayman Islands Companies Act, shareholders of a Cayman Islands company ordinarily have dissenters’ rights with respect to a merger, dissenters’ rights will not be available under the Cayman Islands Companies Act in respect of Bridgetown 2 Class A Ordinary Shares if an open market for such class of shares exists on a recognized stock exchange (which includes Nasdaq) for a specified period after the Merger is authorized. Under the terms of the Business Combination Agreement, if any Bridgetown 2 shareholder gives written objection to the Merger pursuant to the Cayman Islands Companies Act, the closing of the Merger may be deferred until such specified period has elapsed. Therefore, no dissenters’ rights are available under the Merger in respect of the Bridgetown 2 Class A Ordinary Shares; however, holders have a redemption right as further described in this proxy statement/prospectus. See “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for a detailed description of the procedures to be followed if you wish to redeem your public shares for cash.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the business combination contemplated by the Business Combination Agreement, dated July 23, 2021 (as may be amended, supplemented, or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Bridgetown 2, B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”), pursuant to which (i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company (the “Merger”) and (ii) following the Merger, Amalgamation Sub shall amalgamate with and into PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo (the “Amalgamation”) and the other transactions contemplated by the Business Combination Agreement (the business combination, the Merger, the Amalgamation, and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”) be confirmed, ratified and approved in all respects.”

Votes Required for Approval

The approval of the Business Combination Proposal will require an ordinary resolution, as defined in the Existing Bridgetown 2 Articles, which means a resolution passed by a simple majority of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

The approval of the Business Combination Proposal is a condition to the consummation of the Business Combination Transactions. If the Business Combination Proposal is not approved, the other proposals (except the Adjournment Proposal, as described below) shall not be presented to the Bridgetown 2 shareholders for a vote.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE BUSINESS COMBINATION PROPOSAL.

THE MERGER PROPOSAL

General

Holders of Bridgetown 2 Shares are being asked to authorize the Merger.

Resolutions to be Voted Upon

The full text of the resolutions to be proposed is as follows:

“RESOLVED, as a special resolution, that Bridgetown 2 be and is hereby authorized to merge with and into PubCo. so that PubCo be the surviving company and all the undertaking, property and liabilities of Bridgetown 2 vest in PubCo by virtue of such merger pursuant to the Companies Act (As Revised) of the Cayman Islands;

RESOLVED, as a special resolution, that the Business Combination Agreement and the plan of merger in the form annexed as Exhibit A to the Business Combination Agreement, a copy of which is attached as Annex A hereto, (the “Plan of Merger”) be and are hereby authorized, approved and confirmed in all respects;

RESOLVED, as a special resolution, that Bridgetown 2 be and is hereby authorized to enter into the Business Combination Agreement and the Plan of Merger; and

RESOLVED, as a special resolution, that upon the Effective Time (as defined in the Plan of Merger), the memorandum and articles of PubCo be amended and restated by their deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles in the form attached to this proxy statement/prospectus as Annex B.”

Votes Required for Approval

The approval of the Merger Proposal will require a special resolution under the Cayman Islands Companies Act, being a resolution which is passed by a majority of at least two-thirds of the votes cast by those shareholders of Bridgetown 2 who, being entitled to do so, attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE MERGER PROPOSAL.

THE GOVERNING DOCUMENTS PROPOSAL

General

If the Business Combination is consummated, the Existing Bridgetown 2 Articles will effectively be replaced by the Amended PubCo Articles given holders of Bridgetown 2 Class A Ordinary Shares will, effective as of the consummation of the Business Combination (and assuming such holders do not redeem their Bridgetown 2 Class A Ordinary Shares) hold PubCo Ordinary Shares subject to the Amended PubCo Articles.

Bridgetown 2’s shareholders are asked to consider and vote upon and to approve by special resolution four separate proposals (collectively, the “Governing Documents Proposal”) in connection with the replacement of the Existing Bridgetown 2 Articles with the Amended PubCo Articles. Each of the Business Combination Proposal, the Merger Proposal and the Governing Documents Proposal are cross-conditioned on the approval of each other. If any one of these proposals is not approved by Bridgetown 2 shareholders, the Business Combination shall not be consummated.

The Amended PubCo Articles differ materially from the Existing Bridgetown 2 Articles. The following table sets forth a summary of the material changes proposed between the Existing Bridgetown 2 Articles and the Amended PubCo Articles that are included in the Governing Documents Proposal. This summary is qualified by reference to the complete text of the Amended PubCo Articles, attached to this proxy statement/prospectus as Annex B. Bridgetown 2 shareholders are encouraged to read the Amended PubCo Articles in their entirety for a more complete description of their terms. Additionally, we encourage shareholders to carefully review the information set out under the “Comparison of Corporate Governance and Shareholder Rights” section of this proxy statement/prospectus.

Existing Bridgetown 2 Articles	Amended PubCo Articles
Authorized Share Capital (Governing Documents Proposal A)

Bridgetown 2 authorized share capital is $22,100 divided into 200,000,000 Bridgetown 2 Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Bridgetown 2 Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each.	PubCo authorized share capital is $50,000 divided into 500,000,000 PubCo Ordinary Shares of a par value of $0.0001 each.

Share Structure (Governing Documents Proposal B)

Bridgetown 2 has a multi-class share structure comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares.	PubCo has a single-class share structure comprising PubCo Ordinary Shares.

Share Structure (Governing Documents Proposal C)

Bridgetown 2 can appoint directors by ordinary resolution of the holders of Bridgetown 2 Class B Ordinary Shares in respect of the Bridgetown 2 Board.	PubCo can appoint directors by ordinary resolution of the holders of PubCo Ordinary Shares in respect of PubCo’s non-Investor Directors.

Other Provisions including Status as a Blank Check Company (Governing Documents Proposal D)

The Existing Bridgetown 2 Articles include various provisions related to Bridgetown 2’s status as a blank check company prior to the consummation of a business combination.	The Amended PubCo Articles do not include provisions related to PubCo’s status as a blank check company, as these will not be applicable to PubCo upon consummation of the Business Combination.

Resolutions to be Voted Upon

The full text of each of the resolutions to be proposed in respect of the four separate proposals within the Governing Documents Proposal is as follows:

RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger), the effective change in authorized share capital from (i) the authorized share capital of Bridgetown 2 immediately prior to the Merger Effective Time (as defined in the Plan of Merger) of $22,100 divided into 200,000,000 Bridgetown 2 Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Bridgetown 2 Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each, to (ii) the authorized share capital of PubCo (as the surviving company in the Merger) of $50,000 divided into 500,000,000 PubCo Ordinary Shares of a par value of $0.0001 each, be approved and authorized;

RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) the effective change from (i) a multi-class share structure of Bridgetown 2 immediately prior to the Merger Effective Time (as defined in the Plan of Merger), comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares, to (ii) a single-class share structure of PubCo (as the surviving company in the Merger), comprising solely PubCo Ordinary Shares, be approved and authorized;

RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) the effective change from (i) the holders of Bridgetown 2 Class B Ordinary Shares having the power to appoint or remove any director of Bridgetown 2 by ordinary resolution under the terms of the memorandum and articles of association of Bridgetown 2 in effect immediately prior to the Merger Effective Time (as defined in the Plan of Merger), to (ii) the holders of PubCo Ordinary Shares having the power to appoint or remove the non-Investor Directors of PubCo (as the surviving company in the Merger) by ordinary resolution under the terms of the Amended PubCo Articles, be approved and authorized; and

RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) all other changes arising from or in connection with the effective substitution of Bridgetown 2’s memorandum and articles of association in effect immediately prior to the Merger Effective Time (as defined in the Plan of Merger) by the Amended PubCo Articles as the amended and restated memorandum and articles of association of PubCo (as the surviving company in the Merger), including the removal of certain provisions relating to Bridgetown 2’s status as a blank check company that will not be applicable following consummation of the Business Combination, be approved and authorized.

THE GOVERNING DOCUMENTS PROPOSAL A (AUTHORIZED SHARE CAPITAL)

Overview

Governing Documents Proposal A—to approve in all respects that upon the Merger Effective Time (as defined in the Plan of Merger), the effective change in authorized share capital from (i) the authorized share capital of Bridgetown 2 immediately prior to the Merger Effective Time (as defined in the Plan of Merger) of $22,100 divided into 200,000,000 Bridgetown 2 Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Bridgetown 2 Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each, to (ii) the authorized share capital of PubCo (as the surviving company in the Merger) of $50,000 divided into 500,000,000 PubCo Ordinary Shares of a par value of $0.0001 each, be approved and authorized.

Assuming the Business Combination Proposal is approved, Bridgetown 2 shareholders are also being asked to approve Governing Documents Proposal A, which is, in the judgment of Bridgetown 2’s board of directors, necessary to adequately address the needs of PubCo after the Business Combination.

If Governing Documents Proposal A is approved, the authorized share capital will be effectively changed as set forth above.

This summary is qualified by reference to the complete text of the Amended PubCo Articles, copies of which are attached to this proxy statement/prospectus as Annex B. All Bridgetown 2 stockholders are encouraged to read the Amended PubCo Articles in their entirety for a more complete description of their terms.

Reasons for the Change

The purpose of this proposal is to provide for an authorized share capital structure of PubCo that will enable it to have available for issuance a number of authorized shares of ordinary shares sufficient to support its growth and to provide flexibility for future corporate needs.

Votes Required for Approval

The approval of the Governing Documents Proposal A will require a special resolution, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE GOVERNING DOCUMENTS PROPOSAL A.

THE GOVERNING DOCUMENTS PROPOSAL B (SHARE STRUCTURE)

Overview

Governing Documents Proposal B—to approve in all respects the effective change from a multi-class share structure of Bridgetown 2 (prior to the Merger), comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares to a single-class share structure of PubCo (as the surviving company in the Merger), comprising solely PubCo Ordinary Shares.

Assuming the Business Combination Proposal is approved, Bridgetown 2 shareholders are also being asked to approve Governing Documents Proposal B, which is, in the judgment of Bridgetown 2’s board of directors, necessary to adequately address the needs of PubCo after the Business Combination.

If Governing Documents Proposal B is approved, the share structure will be effectively changed as set forth above.

This summary is qualified by reference to the complete text of the Amended PubCo Articles, copies of which are attached to this proxy statement/prospectus as Annex B. All Bridgetown 2 stockholders are encouraged to read the Amended PubCo Articles in their entirety for a more complete description of their terms.

Reasons for the Change

The purpose of this proposal is to provide for a share structure of PubCo that will enable holders of PubCo Ordinary Shares to have equal voting power to the number of shares held in PubCo.

Votes Required for Approval

The approval of the Governing Documents Proposal B will require a special resolution, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE GOVERNING DOCUMENTS PROPOSAL B.

THE GOVERNING DOCUMENTS PROPOSAL C (DIRECTOR APPOINTMENT)

Overview

Governing Documents Proposal C—to approve in all respects the effective change from the holders of Bridgetown 2 Class B Ordinary Shares having the power to appoint or remove any director of Bridgetown 2 (prior to the Merger) by ordinary resolution, to the holders of PubCo Ordinary Shares having the power to appoint or remove the non-Investor Directors of PubCo (as the surviving company in the Merger) by ordinary resolution.

Assuming the Business Combination Proposal is approved, Bridgetown 2 shareholders are also being asked to approve Governing Documents Proposal C, which is, in the judgment of Bridgetown 2’s board of directors, necessary to adequately address the needs of PubCo after the Business Combination.

If Governing Documents Proposal C is approved, the director appointment rights will be effectively changed as set forth above.

This summary is qualified by reference to the complete text of the Amended PubCo Articles, copies of which are attached to this proxy statement/prospectus as Annex B. All Bridgetown 2 stockholders are encouraged to read the Amended PubCo Articles in their entirety for a more complete description of their terms.

Reasons for the Change

The purpose of this proposal is to provide for director appointment rights in respect of the PubCo Board such that holders of PubCo Ordinary Shares may appoint non-Investor Directors by ordinary resolution.

Votes Required for Approval

The approval of the Governing Documents Proposal C will require a special resolution, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE GOVERNING DOCUMENTS PROPOSAL C.

THE GOVERNING DOCUMENTS PROPOSAL D

(OTHER PROVISIONS INCLUDING STATUS AS A BLANK CHECK COMPANY)

Overview

Governing Documents Proposal D—to authorize all other changes arising from or in connection with the effective substitution of the Existing Bridgetown 2 Articles, by the Amended PubCo Articles, including the removal of certain provisions relating to Bridgetown 2’s status as a blank check company that will not be applicable following consummation of the Business Combination.

Assuming the Business Combination Proposal is approved, Bridgetown 2 shareholders are also being asked to approve Governing Documents Proposal D, which is, in the judgment of Bridgetown 2’s board of directors, necessary to adequately address the needs of PubCo after the Business Combination.

The Amended PubCo Articles will not contain provisions related to a blank check company (including those related to operation of the trust account, winding up of Bridgetown 2’s operations should Bridgetown 2 not complete a business combination by a specified date, and other such blank check-specific provisions as are present in the Existing Bridgetown 2 Articles) because following the consummation of the Business Combination, PubCo will not be a blank check company.

Approval of each of the four separate proposals constituting the Governing Documents Proposal, assuming approval of the Business Combination Proposal, will result, upon the closing of the Business Combination, in the complete replacement of the Existing Bridgetown 2 Articles with the Amended PubCo Articles. While certain material changes between the Existing Bridgetown 2 Articles and the Amended PubCo Articles have been unbundled into distinct Governing Documents Proposals or otherwise identified in this Governing Documents Proposal D, there are other differences between the Existing Bridgetown 2 Articles and Amended PubCo Articles that will be approved (subject to the approval of the aforementioned related proposals and consummation of the Business Combination) if Bridgetown 2 shareholders approve this Governing Documents Proposal D. Accordingly, we encourage Bridgetown 2 shareholders to carefully review the terms of the Amended PubCo Articles, attached hereto as Annex B, as well as the information provided in the “Comparison of Corporate Governance and Shareholder Rights” section of this proxy statement/prospectus.

This summary is qualified by reference to the complete text of the Amended PubCo Articles, copies of which are attached to this proxy statement/prospectus as Annex B. All Bridgetown 2 stockholders are encouraged to read the Amended PubCo Articles in their entirety for a more complete description of their terms.

Reasons for the Change

The PubCo board of directors believes that the elimination of certain provisions related to Bridgetown 2’s status as a blank check company is desirable because these provisions will serve no purpose following the Business Combination. For example, the Amended PubCo Articles do not include the requirement to dissolve PubCo upon failure to consummate a business combination in accordance with its terms, and allows PubCo to continue as a corporate entity following the Business Combination. In addition, certain other provisions in Bridgetown 2’s current certificate require that proceeds from Bridgetown 2’s initial public offering be held in the trust account until a business combination or liquidation of Bridgetown 2 has occurred. These provisions cease to apply once the Business Combination is consummated and are therefore not included in the Amended PubCo Articles.

Votes Required for Approval

The approval of the Governing Documents Proposal D will require a special resolution, being the affirmative vote of the holders of at least two-thirds of the issued and outstanding Bridgetown 2 Shares entitled to vote, who attend, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE GOVERNING DOCUMENTS PROPOSAL D.

THE ADJOURNMENT PROPOSAL

General

Holders of Bridgetown 2 Shares are being asked to adopt the Adjournment Proposal.

The Adjournment Proposal, if adopted, shall allow Bridgetown 2’s board of directors to adjourn the Extraordinary General Meeting to a later date or dates, if necessary. In no event shall Bridgetown 2 solicit proxies to adjourn the Extraordinary General Meeting or consummate the Business Combination Transactions beyond the date by which it may properly do so under the Bridgetown 2 amended and restated memorandum and articles of association and the Cayman Islands Companies Act. The purpose of the adjournment proposal is to provide more time to meet the requirements that are necessary to consummate the Business Combination Transactions. See the section titled “The Business Combination Proposal—Interests of Bridgetown 2’s Directors and Officers in the Business Combination.”

Consequences If the Adjournment Proposal Is Not Approved

If the Adjournment Proposal is presented to the meeting and is not approved by the shareholders, Bridgetown 2’s Board may not be able to adjourn the Extraordinary General Meeting to a later date or dates. In such event, the Business Combination Transactions would not be completed.

Resolution to be Voted Upon

The full text of the resolution to be proposed is as follows:

“RESOLVED, as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, if necessary, to permit further solicitation and vote of proxies is hereby confirmed, ratified and approved in all respects.”

Votes Required for Approval

The approval of the Adjournment Proposal will require the consent of the meeting, which means a simple majority of the votes which are cast by those shareholders of Bridgetown 2 who are present, in person or by proxy, and vote thereupon at the Extraordinary General Meeting.

An abstention or broker non-vote will be counted towards the quorum requirement but will not count as a vote cast at the Extraordinary General Meeting.

Recommendation of Bridgetown 2 Board of Directors

THE BRIDGETOWN 2 BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE BRIDGETOWN 2 SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

MATERIAL TAX CONSIDERATIONS

United States Federal Income Tax Considerations

The following is a discussion of U.S. federal income tax considerations generally applicable to U.S. Holders (as defined below) of Bridgetown 2 Shares that either (i) participate in the Business Combination, including of owning and disposing of PubCo Ordinary Shares, or (ii) elect to have their Bridgetown 2 Shares redeemed for cash. This discussion addresses only those holders of Bridgetown 2 Shares that hold their ordinary shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not discuss all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances or status including:

•	the Sponsor or Bridgetown 2’s officers or directors;

•	financial institutions or financial services entities;

•	broker-dealers;

•	taxpayers that are subject to the mark-to-market accounting rules;

•	tax-exempt entities;

•	governments or agencies or instrumentalities thereof;

•	insurance companies;

•	regulated investment companies or real estate investment trusts;

•	expatriates or former long-term residents of the United States;

•	persons that actually or constructively own five percent or more of our voting shares or five percent or more of the total value of any class of our shares;

•	persons that acquired our ordinary shares pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

•	persons that hold our ordinary shares as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction; or

•	persons whose functional currency is not the U.S. dollar.

This discussion is based on the Code, proposed, temporary and final Treasury Regulations promulgated under the Code, and judicial and administrative interpretations thereof, all as of the date hereof. All of the foregoing is subject to change, which change could apply retroactively and could affect the tax considerations described herein. This discussion does not address U.S. federal taxes other than those pertaining to U.S. federal income taxation (such as estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income), nor does it address any aspects of U.S. state or local or non-U.S. taxation.

We have not and do not intend to seek any rulings from the IRS regarding the Business Combination or an exercise of redemption rights. There can be no assurance that the IRS will not take positions inconsistent with the considerations discussed below or that any such positions would not be sustained by a court.

This discussion does not consider the tax treatment of partnerships or other pass-through entities or persons who hold our ordinary shares through such entities. If a partnership (or any entity or arrangement so characterized for U.S. federal income tax purposes) holds our ordinary shares, the tax treatment of such partnership and a person treated as a partner of such partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships holding any of our ordinary shares and persons that are treated as partners of such partnerships should consult their tax advisors as to the particular U.S. federal income tax consequences of the Business Combination and an exercise of redemption rights to them.

EACH HOLDER SHOULD CONSULT ITS OWN TAX ADVISOR WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO SUCH HOLDER OF THE BUSINESS COMBINATION AND AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE EFFECTS OF U.S. FEDERAL, STATE AND LOCAL AND NON-U.S. TAX LAWS.

As used herein, a “U.S. Holder” is a beneficial owner of Bridgetown 2 or PubCo ordinary shares (as the case may be) who or that is, for U.S. federal income tax purposes:

•	an individual citizen or resident of the United States,

•

a corporation (or other entity that is treated as a corporation for U.S. federal income tax purposes) that is created or organized (or treated as created or organized) in or under the laws of the United States or any state thereof or the District of Columbia,

•	an estate whose income is subject to U.S. federal income tax regardless of its source, or

•

a trust if (i) a U.S. court can exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in place to be treated as a U.S. person.

Effects of the Business Combination to U.S. Holders

Effects of the Merger to U.S. Holders

The U.S. federal income tax consequences of the Business Combination will depend primarily upon whether the Merger qualifies as a “reorganization” within the meaning of Section 368 of the Code.

Under Section 368(a)(1)(F) of the Code, a reorganization is a “mere change in identity, form, or place of organization of one corporation, however effected” (an “F Reorganization”). Pursuant to the Merger, Bridgetown 2 will merge with and into PubCo and its separate corporate existence shall cease. Immediately after the Merger, PubCo will, for U.S. federal income tax purposes, own the same assets and be subject to the same liabilities as Bridgetown 2 immediately prior to the Merger, and will have the same shareholders as Bridgetown 2 did immediately prior to the Merger.

Skadden, Arps, Slate, Meagher & Flom LLP has delivered an opinion that the Merger will qualify as an F Reorganization. Such opinion is filed as Exhibit 8.1 to the registration statement of which this proxy statement/prospectus forms a part and is based on customary assumptions, representations and covenants. If any of the assumptions, representations or covenants on which the opinion is based is or becomes incorrect, incomplete, inaccurate or is otherwise not complied with, the validity of the opinion described above may be adversely affected and the tax consequences of the Merger could differ from those described herein. An opinion of counsel is not binding on the IRS or any court, and there can be no certainty that the IRS will not challenge the conclusions reflected in the opinion or that a court would not sustain such a challenge.

Assuming that the Merger qualifies as an F Reorganization, U.S. Holders of PubCo Ordinary Shares will generally not recognize gain or loss for U.S. federal income tax purposes on the Merger. The remaining discussion under this section assumes that the Merger qualifies as an F Reorganization.

All holders considering exercising redemption rights with respect to their ordinary shares are urged to consult with their tax advisors with respect to the potential tax consequences to them of the Merger and an exercise of redemption rights.

Basis and Holding Period Considerations

Assuming that the Merger qualifies as an F Reorganization: (i) the tax basis of a PubCo Ordinary Share received by a U.S. Holder in the Merger will equal the U.S. Holder’s tax basis in the Bridgetown 2 Share surrendered in exchange therefor, and (ii) the holding period for a share of PubCo Ordinary Share received by a U.S. Holder will include such U.S. Holder’s holding period for the Bridgetown 2 Share surrendered in exchange therefor. However, it is unclear whether the redemption rights with respect to the Bridgetown 2 Shares may prevent the holding period of the PubCo Ordinary Shares from commencing prior to the termination of such rights.

U.S. Federal Income Tax Considerations of Owning PubCo Ordinary Shares

Taxation of Dividends and Other Distributions on PubCo Ordinary Shares

Subject to the PFIC rules discussed below, if PubCo makes a distribution of cash or other property to a U.S. Holder of PubCo Ordinary Shares, such distributions will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of PubCo’s current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Such dividends will be taxable to a corporate U.S. holder at regular rates and will not be eligible for the dividends-received deduction generally allowed to domestic corporations in respect of dividends received from other domestic corporations.

Distributions in excess of such earnings and profits will generally be applied against and reduce the U.S. Holder’s basis in its PubCo Ordinary Shares (but not below zero) and, to the extent in excess of such basis, will be treated as gain from the sale or exchange of such PubCo Ordinary Shares. Because PubCo does not expect to determine its earnings and profits on the basis of U.S. federal income tax principles, any distribution paid by PubCo will generally be reported as a dividend.

With respect to non-corporate U.S. Holders, dividends will generally be taxed at preferential long-term capital gains rates only if (i) PubCo Ordinary Shares are readily tradable on an established securities market in the United States or (ii) PubCo is eligible for the benefits of an applicable income tax treaty, in each case provided that PubCo is not treated as a PFIC in the taxable year in which the dividend was paid or in any previous year and certain other requirements are met. U.S. Holders should consult their tax advisors regarding the availability of the lower rate for any dividends paid with respect to PubCo Ordinary Shares.

Taxation on the Disposition of PubCo Ordinary Shares

Subject to the PFIC rules discussed below, upon a sale or other taxable disposition of PubCo Ordinary Shares, a U.S. Holder will generally recognize capital gain or loss. The amount of gain or loss recognized will generally be equal to the difference between (i) the sum of the amount of cash and the fair market value of any property received in such disposition and (ii) the U.S. Holder’s adjusted tax basis in such ordinary shares.

Under tax law currently in effect, long-term capital gains recognized by non-corporate U.S. Holders are generally subject to U.S. federal income tax at a reduced rate of tax. Capital gain or loss will constitute long-term capital gain or loss if the U.S. Holder’s holding period for the ordinary shares exceeds one year. However, it is unclear whether the redemption rights with respect to the Bridgetown 2 Shares may prevent the holding period of the PubCo Ordinary Shares from commencing prior to the termination of such rights. The deductibility of capital losses is subject to various limitations.

PFIC Considerations

Definition of a PFIC

A foreign (i.e., non-U.S.) corporation will be a PFIC for U.S. federal income tax purposes if at least 75% of its gross income in a taxable year of the foreign corporation, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than certain rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.

Pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the foreign corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years.

PFIC Status of Bridgetown 2 and PubCo

Although a foreign corporation’s PFIC determination will be made annually, a determination that Bridgetown 2 or PubCo is a PFIC will generally continue to apply to subsequent years in which a U.S. Holder continues to hold shares in such entity (including a successor entity), whether or not such entity is a PFIC in those subsequent years. Because, following the Merger, PubCo will be treated as the successor to Bridgetown 2 for U.S. federal income tax purposes, any PubCo Ordinary Shares received in exchange for Bridgetown 2 Shares in the Merger may, in the absence of certain elections described below, be treated as stock of a PFIC if Bridgetown 2 was treated as a PFIC during the holding period of a U.S. Holder.

Based on the anticipated timing of the Business Combination, the anticipated assets and income of the combined company and the application of the start-up exception, Bridgetown 2 or its successor PubCo (as the case may be) are not currently expected to be treated as a PFIC for the current taxable year ending on December 31, 2021 (the “Current Taxable Year”) or the foreseeable future. However, as further discussed below, the facts on which any determination of PFIC status are based may not be known until the close of each taxable year in question, and, in the case of the Current Taxable Year, until as late as the close of two subsequent taxable years. Additionally, there is uncertainty regarding the application of the start-up exception.

Although Bridgetown 2 or PubCo (as the case may be) will likely meet the PFIC income or asset tests for the Current Taxable Year, the start-up exception is expected to apply to prevent such entity from being treated as a PFIC for the Current Taxable Year provided that the combined company does not meet either test in the two years subsequent to the Current Taxable Year. Based on the anticipated timing of the Business Combination and the anticipated assets and income of the combined company, PubCo is not expected to meet either test for the year following the Current Taxable Year or the foreseeable future. However, the timing of the Business Combination is not certain. If the Business Combination is completed later than expected, it is possible that PubCo is treated as a PFIC for the taxable year following the Current Taxable Year, in which case the start-up exception will not apply. Additionally, if the Business Combination is completed in the Current Taxable Year, it is possible that the Service takes the position that the start-up exception does not apply to the Current Taxable Year based on the view, consistent with a 2002 Field Service Advisory, that Bridgetown 2 was a PFIC for the taxable year ending December 31, 2020, despite the fact that Bridgetown 2 (PubCo’s predecessor) had no gross income in such taxable year. Moreover, because PFIC status is an annual factual determination, PubCo may become a PFIC in future if the composition of its income or assets, or the market price of the PubCo Ordinary Shares, were to change, regardless of whether the Business Combination is completed within the expected timing or the start-up exception applies. Accordingly, there can be no assurance with respect to the PFIC status of Bridgetown 2 or PubCo for the Current Taxable Year or any future taxable year.

Application of PFIC Rules to Ordinary Shares

If (i) Bridgetown 2 or PubCo is determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a U.S. Holder and (ii) the U.S. Holder did not make a timely and effective QEF election for Bridgetown 2’s or PubCo’s (as the case may be) first taxable year as a PFIC in which the U.S. Holder held ordinary shares (whether Bridgetown 2 Ordinary Shares or PubCo Ordinary Shares) (such taxable year as it relates to each U.S. Holder, the “First PFIC Holding Year”), a QEF election along with a purging election, or a “mark-to-market” election, each as described below under “QEF Election, Mark-to-Market Election and Purging Election,” then such holder will generally be subject to special rules (the “Default PFIC Regime”) with respect to:

•	any gain recognized by the U.S. Holder on the sale or other disposition of its ordinary shares; and

•

any “excess distribution” made to the U.S. Holder (generally, any distributions to such U.S. Holder during a taxable year of the U.S. Holder that are greater than 125% of the average annual distributions received by such U.S. Holder in respect of its ordinary shares during the three preceding taxable years of such U.S. Holder or, if shorter, such U.S. Holder’s holding period for such ordinary shares).

Under the Default PFIC Regime:

•

the U.S. Holder’s gain or excess distribution will be allocated ratably over the U.S. Holder’s holding period for its ordinary shares (taking into account the relevant holding period of the Bridgetown 2 share exchanged therefor);

•

the amount of gain allocated to the U.S. Holder’s taxable year in which the U.S. Holder recognized the gain or received the excess distribution, or to the period in the U.S. Holder’s holding period before the first day of the first taxable year in which Bridgetown 2 was or PubCo is a PFIC, will be taxed as ordinary income;

•

the amount of gain allocated to other taxable years (or portions thereof) of the U.S. Holder and included in such U.S. Holder’s holding period will be taxed at the highest tax rate in effect for that year and applicable to the U.S. Holder; and

•

an additional tax equal to the interest charge generally applicable to underpayments of tax will be imposed on the U.S. Holder in respect of the tax attributable to each such other taxable year of such U.S. Holder.

ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE EFFECTS OF THE PFIC RULES ON THE REDEMPTION OF BRIDGETOWN 2 SHARES OR ON THE OWNERSHIP OR DISPOSITION OF PUBCO ORDINARY SHARES, INCLUDING THE IMPACT OF ANY PROPOSED OR FINAL TREASURY REGULATIONS.

QEF Election, Mark-to-Market Election and Purging Election

In general, if Bridgetown 2 or PubCo is determined to be a PFIC, a U.S. Holder may avoid the Default PFIC Regime with respect to its ordinary shares by making a timely and effective “qualified electing fund” election under Section 1295 of the Code (a “QEF Election”) for such holder’s First PFIC Holding Year. In order to comply with the requirements of a QEF election with respect to PubCo Ordinary Shares, a U.S. Holder must receive certain information from PubCo. Because PubCo does not intend to provide such information, however, the QEF Election will not be available to U.S. Holders with respect to PubCo Ordinary Shares. U.S. Holders are urged to consult their tax advisors with respect to any QEF Election previously made with respect to Bridgetown 2 shares.

Alternatively, if a U.S. Holder, at the close of its taxable year, owns (or is deemed to own) shares in a PFIC that are treated as marketable shares, the U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the U.S. Holder makes a valid mark-to-market election for such holder’s First PFIC Holding Year, such holder will generally not be subject to the Default PFIC Regime in respect to its ordinary shares as long as such shares continue to be treated as marketable shares. Instead, the U.S. Holder will generally include as ordinary income for each year in its holding period that PubCo or Bridgetown 2 is treated as a PFIC the excess, if any, of the fair market value of its ordinary shares at the end of its taxable year over the adjusted basis in its ordinary shares. The U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its PubCo Ordinary Shares over the fair market value of its ordinary shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The U.S. Holder’s basis in its ordinary shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the ordinary shares in a taxable year in which Bridgetown 2 or PubCo is treated as a PFIC will be treated as ordinary income. Special tax rules may also apply if a U.S. Holder makes a mark-to-market election for a taxable year after such holder’s First PFIC Holding Year.

The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the Securities and Exchange Commission, including the Nasdaq. U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect of Bridgetown 2 Shares or PubCo Ordinary Shares under their particular circumstances.

PubCo Ordinary Shares treated as stock of a PFIC under the Default PFIC Regime (including PubCo Ordinary Shares received in exchange for Bridgetown 2 Shares that were so treated at the time of the Merger) will continue to be treated as stock of a PFIC, including in taxable years in which PubCo ceases to be a PFIC, unless the applicable U.S. Holder makes a “purging election” with respect to such shares. Under one type of purging election, the U.S. Holder will be deemed to have sold such shares at their fair market value on the last day of the last year in which Bridgetown 2 or PubCo, as applicable, is treated as a PFIC, and any gain recognized on such deemed sale will be treated as an excess distribution, as described above. As a result of this election, the U.S. Holder will have additional basis (to the extent of any gain recognized in the deemed sale) and, solely for purposes of the PFIC rules, a new holding period in such holder’s PubCo Ordinary Shares. U.S. Holders are urged to consult their tax advisors regarding the application of the purging elections rules to their particular circumstances.

If PubCo is a PFIC and, at any time, has a foreign subsidiary that is classified as a PFIC, U.S. Holders would generally be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if PubCo receives a distribution from, or disposes of all or part of PubCo’s interest in, the lower-tier PFIC or the U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. A mark-to-market election generally would not technically be available with respect to such lower-tier PFIC. U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.

A U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) with such U.S. Holder’s U.S. federal income tax return and provide such other information as may be required by the U.S. Treasury Department. The rules dealing with PFICs and with the QEF and mark-to-market elections are very complex and are affected by various factors in addition to those described above. Accordingly, U.S. Holders of PubCo Ordinary Shares should consult their own tax advisors concerning the application of the PFIC rules to PubCo Ordinary Shares under their particular circumstances.

THE RULES DEALING WITH PFICS ARE VERY COMPLEX AND ARE IMPACTED BY VARIOUS FACTORS IN ADDITION TO THOSE DESCRIBED ABOVE. ALL U.S. HOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS REGARDING THE CONSEQUENCES TO THEM OF THE PFIC RULES, INCLUDING, WITHOUT LIMITATION, WHETHER A QEF ELECTION, A MARK-TO-MARKET ELECTION OR ANY OTHER ELECTION IS AVAILABLE AND THE CONSEQUENCES TO THEM OF ANY SUCH ELECTION, AND THE IMPACT OF ANY PROPOSED OR FINAL PFIC TREASURY REGULATIONS.

Effects to U.S. Holders of Exercising Redemption Rights

Subject to the PFIC rules discussed above, the U.S. federal income tax consequences to a U.S. Holder of ordinary shares that exercises its redemption rights to receive cash in exchange for all or a portion of its ordinary shares will depend on whether the redemption qualifies as a sale of such shares redeemed under Section 302 of the Code or is treated as a distribution under Section 301 of the Code, as well as on whether such holder has made a timely QEF Election or mark-to-market election (each as discussed above).

It is expected that a redeeming U.S. Holder will generally be treated as selling its ordinary shares. The redemption of ordinary shares will generally qualify as a sale of the ordinary shares that are redeemed if such redemption (i) is “substantially disproportionate” with respect to the redeeming U.S. Holder, (ii) results in a “complete termination” of such U.S. Holder’s interest or (iii) is “not essentially equivalent to a dividend” with respect to such U.S. Holder. These tests are explained more fully below.

For purposes of such tests, a U.S. Holder takes into account not only ordinary shares actually owned by such U.S. Holder, but also ordinary shares that are constructively owned by such U.S. Holder. A redeeming U.S. Holder may constructively own, in addition to ordinary shares owned directly, ordinary shares owned by certain related individuals and entities in which such U.S. Holder has an interest or that have an interest in such U.S. Holder, as well as any ordinary shares such U.S. Holder has a right to acquire by exercise of an option, which would generally include shares which could be acquired pursuant to the exercise of the warrants.

The redemption of ordinary shares will generally be “substantially disproportionate” with respect to a redeeming U.S. Holder if the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owns immediately after the redemption is less than 80% of the percentage of the respective entity’s outstanding voting shares that such U.S. Holder actually or constructively owned immediately before the redemption. Prior to the Business Combination, the ordinary shares may not be treated as voting shares for this purpose and, consequently, this substantially disproportionate test may not be applicable. There will be a complete termination of such U.S. Holder’s interest if either (i) all of the ordinary shares actually or constructively owned by such U.S. Holder are redeemed or (ii) all of the ordinary shares actually owned by such U.S. Holder are redeemed and such U.S. Holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of ordinary shares owned by certain family members and such U.S. Holder does not constructively own any other ordinary shares. The redemption of ordinary shares will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. Holder’s proportionate interest in the respective entity. Whether the redemption will result in a meaningful reduction in such U.S. Holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority shareholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, a redemption will be treated as a distribution under Section 301 of the Code with respect to ordinary shares, and the tax effects will be as described for distributions on PubCo Ordinary Shares under “—Taxation of Dividends and Other Distributions on PubCo Ordinary Shares” above. After the application of those rules, any remaining tax basis a U.S. Holder has in the redeemed ordinary shares will be added to the adjusted tax basis in such holder’s remaining ordinary shares. If there are no remaining ordinary shares, a U.S. Holder should consult its own tax advisors as to the allocation of any remaining basis.

Certain U.S. Holders may be subject to special reporting requirements with respect to a redemption of ordinary shares, and such holders should consult with their own tax advisors with respect to their reporting requirements.

ALL U.S. HOLDERS CONSIDERING EXERCISING REDEMPTION RIGHTS WITH RESPECT TO THEIR ORDINARY SHARES ARE URGED TO CONSULT WITH THEIR TAX ADVISORS WITH RESPECT TO THE TAX CONSEQUENCES TO THEM OF AN EXERCISE OF REDEMPTION RIGHTS, INCLUDING THE POTENTIAL TAX CONSEQUENCES TO THEM OF THE MERGER.

Cayman Islands Tax Considerations

The following summary contains a description of certain Cayman Islands income tax consequences of the acquisition, ownership and disposition of ordinary shares, but it does not purport to be a comprehensive description of all the tax considerations that may be relevant to a decision to purchase ordinary shares. The summary is based upon the tax laws of Cayman Islands and regulations thereunder as of the date hereof, which are subject to change.

Prospective investors should consult their professional advisors on the possible tax consequences of buying, holding or selling any shares under the laws of their country of citizenship, residence or domicile.

The following is a discussion on certain Cayman Islands income tax consequences of an investment in the Bridgetown 2 Shares and PubCo Ordinary Shares. The discussion is a general summary of present law, which is subject to prospective and retroactive change. It is not intended as tax advice, does not consider any investor’s particular circumstances, and does not consider tax consequences other than those arising under Cayman Islands law.

Under Existing Cayman Islands Laws:

Payments of dividends and capital in respect of Bridgetown 2 Securities and PubCo Ordinary Shares will not be subject to taxation in the Cayman Islands and no withholding will be required on the payment of interest and principal or a dividend or capital to any holder of Bridgetown 2 Shares or PubCo Ordinary Shares, as the case may be, nor will gains derived from the disposal of the Bridgetown 2 Shares or PubCo Ordinary Shares be subject to Cayman Islands income or corporation tax. The Cayman Islands currently have no income, corporation or capital gains tax and no estate duty, inheritance tax or gift tax.

No stamp duty is payable in respect of the issue of Bridgetown 2 Securities or PubCo Ordinary Shares or on an instrument of transfer in respect of a Bridgetown 2 Security or a PubCo Ordinary Share.

Both Bridgetown 2 and PubCo have been incorporated under the laws of the Cayman Islands as exempted companies with limited liability and, as such, have obtained undertakings from the Governor in Cabinet of the Cayman Islands in the following form:

The Tax Concessions Law

Undertaking as to Tax Concessions

In accordance with Section 6 of the Tax Concessions Law the following undertaking is hereby given to Bridgetown 2 (the “Company”):

(a)	That no Law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to Bridgetown 2 or its operations; and

(b)	In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable

(i)	on or in respect of the shares debentures or other obligations of Bridgetown 2; or

(ii)	by way of the withholding in whole or part of any relevant payment as defined in the Tax Concessions Law.

These concessions shall be for a period of TWENTY years from the 29th day of June 2020.

The Tax Concessions Law

Undertaking as to Tax Concessions

In accordance with Section 6 of the Tax Concessions Law the following undertaking is hereby given to PubCo (the “Company”):

(a)	That no Law which is hereafter enacted in the Cayman Islands imposing any tax to be levied on profits, income, gains or appreciations shall apply to the Company or its operations; and

(b)	In addition, that no tax to be levied on profits, income, gains or appreciations or which is in the nature of estate duty or inheritance tax shall be payable

(i)	on or in respect of the shares debentures or other obligations of the Company; or

(ii)	by way of the withholding in whole or part of any relevant payment as defined in the Tax Concessions Law.

These concessions shall be for a period of TWENTY years from the 19th day of July 2021.

The Cayman Islands currently levy no taxes on individuals or corporations based upon profits, income, gains or appreciations and there is no taxation in the nature of inheritance tax or estate duty. There are no other taxes likely to be material to PubCo levied by the Government of the Cayman Islands save certain stamp duties which may be applicable, from time to time, on certain instruments executed in or brought within the jurisdiction of the Cayman Islands.

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Introduction

The following unaudited pro forma condensed combined financial statements presents the combination of the financial information of Bridgetown 2 and PropertyGuru, adjusted to give effect to the following transactions:

•	the acquisition of the Panama Group by PropertyGuru on August 3, 2021;

•	the Business Combination, and the other transactions contemplated by the Business Combination Agreement between Bridgetown 2 and Amalgamation Sub and PropertyGuru; and

•	the PIPE Subscription Agreements entered by PubCo, Bridgetown 2 and the PIPE Investors which includes REA.

The following unaudited pro forma condensed combined statement of financial position as of June 30, 2021 gives pro forma effect to the acquisition of the Panama Group, the Business Combination and the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) as if they had been consummated as of that date. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 present pro forma effect to the acquisition of the Panama Group, the Business Combination and the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) as if they had been completed on January 1, 2020.

The unaudited pro forma condensed combined financial statements do not necessarily reflect what the combined company’s financial condition or results of operations would have been had the acquisition of the Panama Group, the Business Combination and the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) occurred on the dates indicated. The unaudited pro forma condensed combined financial statements also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors. The unaudited pro forma condensed financial statements are presented for illustrative purposes only and does not reflect the costs of any integration activities or cost savings or synergies that may be achieved as a result of the acquisition of the Panama Group.

This information is based on and should be read in conjunction with (i) PropertyGuru’s and the Panama Group’s respective unaudited interim condensed consolidated financial statements as of and for the six months ended June 30, 2021 and the audited consolidated financial statements for the year ended December 31, 2020, (ii) the unaudited financial statements of Bridgetown 2 as of and for the six months ended June 30, 2021 and the audited financial statements of Bridgetown 2 for the period from June 24, 2020 (inception) to December 31, 2020 and related notes, the sections titled “Bridgetown 2’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “PropertyGuru’s Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other financial information included elsewhere in this proxy statement/prospectus.

The unaudited pro forma condensed combined financial statements have been prepared using the assumptions below:

•	Assuming No Redemptions: This presentation assumes that no Bridgetown 2 public shareholders exercise redemption rights with respect to their Class A Ordinary Shares.

•

Assuming Maximum Redemptions: This presentation assumes that Bridgetown 2 public shareholders holding approximately 27,262,029 Class A Ordinary Shares will exercise their redemption rights and that such shares are redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, amounting to aggregate redemption proceeds of approximately S$370.7 million. You should note that Bridgetown 2 will only proceed with the Business Combination if it will have net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of the Business Combination.

Acquisition of the Panama Group

On August 3, 2021, PropertyGuru consummated the acquisition of the Panama Group. See the section entitled “PropertyGuru’s Business— Our Growth Strategy—Acquisition of the Panama Group” for additional discussion of the acquisition of the Panama Group.

Description of the Business Combination

On July 23, 2021, Bridgetown 2 entered into the Business Combination Agreement with PropertyGuru, PubCo and Amalgamation Sub. Pursuant to the Business Combination Agreement, (i) Bridgetown 2 will merge with and into PubCo, with PubCo being the surviving entity and (ii) following the Merger, Amalgamation Sub and PropertyGuru will amalgamate and continue as one company, with PropertyGuru being the surviving entity and becoming a wholly-owned subsidiary of PubCo.

PIPE Financing

Concurrently with the execution of the Business Combination Agreement, PubCo and Bridgetown 2 entered into the PIPE Subscription Agreements with the PIPE Investors. Pursuant to the PIPE Subscription Agreements, the PIPE Investors have committed to subscribe for and purchase, and PubCo agreed to issue and sell to the PIPE Investors, an aggregate of 13,193,068 PubCo Ordinary Shares at a purchase price of $10.00 per share, for aggregate gross proceeds of $177.5 million ($131,930,680), which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru.

Ownership

The following table sets out share ownership of PubCo on a pro forma basis assuming no redemptions and maximum redemptions, respectively, and is based on PropertyGuru Shares outstanding as of May 11, 2021:

	Assuming No Redemption		Assuming Maximum Redemption
	Shares	%	Shares	%
Public Shareholders	29,900,000	16.8%	2,637,971	1.7%
Existing PropertyGuru Shareholders	127,723,425	71.6%	127,723,425	84.6%
PIPE Shares(1)	13,193,068	7.4%	13,193,068	8.7%
Sponsor	7,475,000	4.2%	7,475,000	4.9%

Total PubCo Shares Outstanding at Closing	178,291,493	100.0%	151,029,464	100.0%

(1)	Includes REA Group’s exercise of an option to make an additional equity investment of $31.9 million.

The following unaudited pro forma condensed combined statement of financial position as of June 30, 2021 and the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and the year ended December 31, 2020 are based on (i) the unaudited interim condensed consolidated financial statements of PropertyGuru as of and for the six months ended June 30, 2021 and the audited consolidated financial statements of PropertyGuru for the year ended December 31, 2020, (ii) the unaudited interim condensed consolidated financial statements of Panama Group as of and for the six months ended June 30, 2021 and the audited consolidated financial statements of Panama Group for the year ended December 31, 2020 and (iii) the unaudited financial statements of Bridgetown 2 as of and for the six months ended June 30, 2021 and the audited financial statements of Bridgetown 2 for the period from June 24, 2020 (inception) to December 31, 2020. The unaudited pro forma adjustments are based on information currently available, assumptions, and estimates underlying the pro forma adjustments and are described in the accompanying notes. Actual results may differ materially from the assumptions used to present the accompanying unaudited pro forma condensed combined financial statements.

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF FINANCIAL POSITION

AS OF JUNE 30, 2021

(in S$ in thousands)

	PropertyGuru (IFRS, Historical)	Panama Group (IFRS, Historical as converted) (Note 2)	Transaction accounting adjustments (Property Guru)	Note	Pro forma combined PropertyGuru and Panama Group	Bridgetown 2 (US GAAP, Historical as converted) (Note 2)	Transactions Accounting Adjustments (Assuming No Redemptions)	Note	Pro forma combined (Assuming No Redemptions)	Transactions Accounting Adjustments (Assuming Maximum Redemptions)	Note	Pro forma combined (Assuming Maximum Redemptions)
Assets
Current assets
Cash and cash equivalents	77,832	5,016	998	A2	79,247	1,931	173,174	B1	611,561	(370,717)	B7	240,844
			(4,599)	A4			(11,721)	B4
							(29,733)	B2
							(3,060)	B5
							402,126	B6
							(403)	B10
Trade and other receivables	12,785	11,383	(5,032)	A2	19,136	439	(601)	B2	18,974			18,974
Total current assets	90,617	16,399	(8,633)		98,383	2,370	529,782		630,535	(370,717)		259,818
Non-current assets:
Trade and other receivables	1,368	—			1,368	—			1,368			1,368
Intangible assets	20,322	12,009	3,714	A3	36,045	—			36,045			36,045
Goodwill	125,440	1,195	228,629	A3	355,264				355,264			355,264
Plant and equipment	2,221	1,122			3,343	—			3,343			3,343
Right-of-use assets	16,524	1,044			17,568	—			17,568			17,568
Investments held in Trust Account						402,126	(402,126)	B6	—			—
Total non-current assets	165,875	15,370	232,343		413,588	402,126	(402,126)		413,588	—		413,588
Total assets	256,492	31,769	223,710		511,971	404,496	127,656		1,044,123	(370,717)		673,406

Liabilities
Current liabilities:
Trade and other payables	19,930	23,499	(18,006)	A2	25,423	2,952	(2,537)	B2	25,838			25,838
Lease liabilities	3,621	490			4,111	—			4,111			4,111
Borrowings	176				176				176			176
Deferred revenue	34,161	4,365			38,526	—			38,526			38,526
Preference shares	208,512	—	(208,512)	A1	—	—			—			—
Promissory note – related party	—	—			—	403	(403)	B10	—			—
Provision for reinstatement costs	33	—			33	—			33			33
Current income tax liabilities	4,859	—			4,859	—			4,859			4,859
Derivative financial liabilities	125,086	—	(113,459)	A1	11,627	—			11,627			11,627
Total current liabilities	396,378	28,354	(339,977)		84,755	3,355	(2,940)		85,170	—		85,170

	PropertyGuru (IFRS, Historical)	Panama Group (IFRS, Historical as converted) (Note 2)	Transaction accounting adjustments (Property Guru)	Note	Pro forma combined PropertyGuru and Panama Group	Bridgetown 2 (US GAAP, Historical as converted) (Note 2)	Transactions Accounting Adjustments (Assuming No Redemptions)	Note	Pro forma combined (Assuming No Redemptions)	Transactions Accounting Adjustments (Assuming Maximum Redemptions)	Note	Pro forma combined (Assuming Maximum Redemptions)
Non-current liabilities:
Trade and other payables	219	—			219	—			219			219
Lease liabilities	13,979	614			14,593	—			14,593			14,593
Borrowings	16,110				16,110				16,110			16,110
Deferred income tax liabilities	1,539	292			1,831	—			1,831			1,831
Warrant liability					—	23,530			23,530			23,530
Deferred underwriting fee payable					—	11,721	(11,721)	B4	—			—
Provision for reinstatement costs	441	180			621	—			621			621
Ordinary shares subject to possible redemptions					—	402,116	(402,116)	B8	—			—
Total non-current liabilities	32,288	1,086	—		33,374	437,367	(413,837)		56,904	—		56,904
Total liabilities	428,666	29,440	(339,977)		118,129	440,722	(416,777)		142,074	—		142,074
Shareholders’ equity
Share capital	39,008	345	381,310	A1	668,962	—	173,174	B1	1,342,584	(370,717)	B7	1,009,159
			13,972	A2			(6,157)	B2		3,476	B2
			234,327	A3			143,775	B3		32,589	B3
							(1,820)	B5		1,227	B5
							402,116	B8
							(37,466)	B9
Preference shares	59,339	—	(59,339)	A1	—	—			—			—
Share reserve	11,808	—			11,808	—			11,808			11,808
Capital reserve	785	—			785	—			785			785
Warrants	5,742	—			5,742	—			5,742			5,742
Translation reserve	(654)	73	(73)	A3	(654)	—			(654)			(654)
Accumulated losses/ Retained earnings	(288,202)	1,911	(1,911)	A3	(292,801)	(36,226)	(21,640)	B2	(458,216)	(3,476)	B2	(495,508)
			(4,599)	A4			(143,775)	B3		(32,589)	B3
							(1,240)	B5		(1,227)	B5
							37,466	B9
Total shareholders’ equity	(172,174)	2,329	563,687		393,842	(36,226)	544,433		902,049	(370,717)		531,332

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2021

(in S$ in thousands, except share and per share data)

	PropertyGuru (IFRS, Historical)	Panama Group (IFRS, Historical as converted) (Note 2)	Transaction accounting adjustments (PropertyGuru)	Note	Pro forma combined PropertyGuru and Panama Group	Bridgetown 2 (US GAAP, Historical as converted) (Note 2)	Transactions Accounting Adjustments (Assuming No Redemptions)	Note	Pro forma combined (Assuming No Redemptions)	Transactions Accounting Adjustments (Assuming Maximum Redemptions)	Note	Pro forma combined (Assuming Maximum Redemptions)
Revenue	42,890	9,209			52,099	—			52,099			52,099
Other income	1,079	3,068			4,147	10	(10)	C4	4,147			4,147
Other gains/(losses) - net	(124,512)	(945)	124,146	C2	(1,311)	(14,688)			(15,999)			(15,999)
Expenses
Venue costs	(1,427)	(478)			(1,905)	—			(1,905)			(1,905)
Sales and marketing cost	(13,701)	(1,770)			(15,471)	—			(15,471)			(15,471)
Sales commission	(3,696)	(1,050)			(4,746)	—			(4,746)			(4,746)
Impairment loss on financial assets	(291)	—			(291)	—			(291)			(291)
Depreciation and amortization	(5,012)	(4,402)	(371)	C3	(9,785)	—			(9,785)			(9,785)
Impairment of intangible assets	(8)	—			(8)	—			(8)			(8)
IT and internet expenses	(3,448)	(1,474)			(4,922)	—			(4,922)			(4,922)
Legal and professional	(1,592)	(174)	972	C6	(794)	—			(794)			(794)
Employee compensation	(26,116)	(6,435)			(32,551)	—			(32,551)			(32,551)
Directors’ remuneration	(289)	—			(289)	—			(289)			(289)
Staff cost	(368)	—			(368)	—			(368)			(368)
Office rental	(29)	—			(29)	—			(29)			(29)
Finance cost	(10,188)	(38)			(10,226)	—			(10,226)			(10,226)
Cost of proposed listing	(2,252)	—			(2,252)	—	2,252	C5	—			—
Other expenses	(1,269)	863			(406)	(2,357)			(2,763)			(2,763)
Total expenses	(69,686)	(14,958)	601		(84,043)	(2,357)	2,252		(84,148)			(84,148)
Loss before income tax	(150,229)	(3,626)	124,747		(29,108)	(17,035)	2,242		(43,901)			(43,901)
Tax expenses	(339)	(46)			(385)				(385)			(385)
Net loss	(150,568)	(3,672)	124,747		(29,493)	(17,035)	2,242		(44,286)			(44,286)
Pro forma weighted average common of shares outstanding - basic and diluted									178,291,493			151,029,464
Pro forma net loss per share - basic and diluted (S$ per share)									(0.25)			(0.29)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2020

(in S$ in thousands, except share and per share data)

	Year ended December 31, 2020					June 24, 2020 (Inception) through December 31, 2020			Year ended December 31, 2020			Year ended December 31, 2020
	PropertyGuru (IFRS, Historical)	Panama Group (IFRS, Historical as converted) (Note 2)	Transaction accounting adjustments (PropertyGuru)	Note	Pro forma combined PropertyGuru and Panama Group	Bridgetown 2 (US GAAP, Historical as converted) (Note 2)	Transactions Accounting Adjustments (Assuming No Redemptions)	Note	Pro forma combined (Assuming No Redemptions)	Transactions Accounting Adjustments (Assuming Maximum Redemptions)	Note	Pro forma combined (Assuming Maximum Redemptions)
Revenue	82,095	18,507			100,602	—			100,602			100,602
Other income	2,801	24			2,825	—			2,825			2,825
Other gains/(losses) - net	14,680	(3,400)	(15,051)	C2	(3,771)	—			(3,771)			(3,771)
Expenses
Venue costs	(3,769)	(1,076)			(4,845)	—			(4,845)			(4,845)
Sales and marketing cost	(17,325)	(3,225)			(20,550)	—			(20,550)			(20,550)
Sales commission	(4,927)	(1,737)			(6,664)	—			(6,664)			(6,664)
Impairment loss on financial assets	(2,271)	—			(2,271)	—			(2,271)			(2,271)
Depreciation and amortization	(9,554)	(6,590)	(2,170)	C3	(18,314)	—			(18,314)			(18,314)
Impairment of intangible assets	(806)	—			(806)	—			(806)			(806)
IT and internet expenses	(5,678)	(1,753)			(7,431)	—			(7,431)			(7,431)
Legal and professional	(1,446)	(314)	(5,571)	C1	(7,331)	—			(7,331)			(7,331)
Employee compensation	(47,115)	(11,822)			(58,937)	—			(58,937)			(58,937)
Directors’ remuneration	(590)	—			(590)	—			(590)			(590)
Staff cost	(816)	(320)			(1,136)	—			(1,136)			(1,136)
Office rental	(74)	—			(74)	—			(74)			(74)
Finance cost	(16,446)	(111)			(16,557)	—			(16,557)			(16,557)
Cost of proposed listing	—	—			—	—	(23,892)	B2	(167,667)	(3,476)	B2	(203,732)
							(143,775)	B3		(32,589)	B3
Other expenses	(2,608)	(283)			(2,891)	(14)			(2,905)			(2,905)
Total expenses	(113,425)	(27,231)	(7,741)		(148,397)	(14)	(167,667)		(316,078)	(36,065)		(352,143)
Loss before income tax	(13,849)	(12,100)	(22,792)		(48,741)	(14)	(167,667)		(216,422)	(36,065)		(252,487)
Tax expenses	(559)	(192)			(751)				(751)			(751)
Net loss	(14,408)	(12,292)	(22,792)		(49,492)	(14)	(167,667)		(217,173)	(36,065)		(253,238)
Pro forma weighted average common of shares outstanding - basic and diluted									178,291,493			151,298,732
Pro forma net loss per share - basic and diluted (S$ per share)									(1.22)			(1.67)

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.	Basis of Preparation

The unaudited pro forma condensed combined statement of financial position as of June 30, 2021 assumes that the Business Combination and the acquisition of the Panama Group occurred on June 30, 2021. The unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 present pro forma effect to the acquisition of the Panama Group, Business Combination and PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) as if it had been completed on January 1, 2020, the beginning of the earliest period presented.

The unaudited pro forma condensed combined financial information has been prepared using, and should be read in conjunction with, the historical financial statements (including the related notes) of PropertyGuru, Panama Group and Bridgetown 2. The historical financial information of PropertyGuru and Panama Group was derived from the unaudited interim condensed consolidated financial statements of PropertyGuru and Panama Group as of and for the six months ended June 30, 2021 and the audited consolidated financial statements of PropertyGuru and Panama Group for the year ended December 31, 2020, each of which are included elsewhere in this prospectus. The historical financial information of Bridgetown 2 was derived from the unaudited financial statements of Bridgetown 2 as of and for the six months ended June 30, 2021 and the audited financial statements of Bridgetown 2 for the period from June 24, 2020 (inception) to December 31, 2020, each of which are included elsewhere in this prospectus.

Anticipated Accounting Treatment

The acquisition of the Panama Group is being accounted for as a business combination in accordance with IFRS 3 and PropertyGuru has been determined to be the legal and accounting acquirer. Accordingly, PropertyGuru applied the acquisition method of accounting for the acquisition of the Panama Group.

The Business Combination will be accounted for as a capital reorganization. Under this method of accounting, PubCo will be treated as the “acquired” company for financial reporting purposes. Accordingly, the Business Combination will be treated as the equivalent of PropertyGuru issuing shares at the Closing for the net assets of Bridgetown 2 as of the Closing Date, accompanied by a recapitalization. The net assets of Bridgetown 2 will be stated at historical cost, with no goodwill or other intangible assets recorded.

PropertyGuru has been determined to be the accounting acquirer based on evaluation of the following facts and circumstances:

•	PropertyGuru’s shareholders will have the largest voting interest in PubCo under both the no redemption and maximum redemption scenarios;

•	PropertyGuru has the ability to nominate the majority of the members of the board of directors;

•	PropertyGuru’s senior management is the senior management of the post-combination company; and

•	PropertyGuru is the larger entity, in terms of substantive operations and employee base.

The Business Combination, which is not within the scope of IFRS 3 since Bridgetown 2 does not meet the definition of a business in accordance with IFRS 3, is accounted for within the scope of IFRS 2. Any excess of fair value of PubCo shares issued over the fair value of Bridgetown 2’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred.

The unaudited pro forma condensed combined financial information is not necessarily indicative of what the actual results of operations and financial position would have been had the Business Combination taken place on the dates indicated, nor are they indicative of the future consolidated results of operations or financial position of the post-combination company. They should be read in conjunction with the historical financial statements and notes thereto of PropertyGuru, Panama Group and Bridgetown 2.

2.	IFRS Policy and Presentation Alignment

The historical financial statements of PropertyGuru have been prepared in accordance with IFRS as issued by the IASB and in its presentation and reporting currency of Singapore dollars (S$). The historical financial statements of the Panama Group have been prepared in accordance with IFRS as issued by the IASB and in its presentation and reporting currency of Malaysian Ringgit (MYR). IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies. The historical financial statements of Bridgetown 2 have been prepared in accordance with U.S. GAAP in its presentation and reporting currency of United States dollars ($). The financial statements of the Panama Group and Bridgetown 2 have been translated into Singapore dollars for the purposes of presentation in the unaudited pro forma condensed combined financial statements (“As Converted”) using the following exchange rates:

•	at the period end exchange rate as of June 30, 2021 of MYR1.00 to S$0.3239 for the statement of financial position;

•	the average exchange rate for the period from January 1, 2021 through June 30, 2021 of MYR1.00 to S$0.3248 for the statement of operations for the six months ended June 30, 2021;

•	the average exchange rate for the 12 months ended December 31, 2020 of MYR1.00 to S$0.3281 for the statement of operations for the year ended on December 31, 2020;

•	at the period end exchange rate as of June 30, 2021 of $1.00 to S$1.3449 for the statement of financial position;

•	the average exchange rate for the period from January 1, 2021 through June 30, 2021 of $1.00 to S$1.3333 for the statement of operations for the six months ended June 30, 2021; and

•	the average exchange rate for the period from June 24, 2020 (inception) through December 31, 2020 of $1.00 to S$1.3812 for the statement of operations for the year ended December 31, 2020.

Certain reclassifications were required to align the Panama Group’s accounting policies to those applied by PropertyGuru. The adjustment required to convert Bridgetown 2’s historical financial information from U.S. GAAP to IFRS or to align Bridgetown 2’s accounting policies to those applied by PropertyGuru was the reclassification of Bridgetown 2’s Class A ordinary shares and founder shares subject to redemption from mezzanine equity to non-current financial liabilities. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies.

3.	Adjustments to Unaudited Pro Forma Condensed Combined Financial Statements

The following unaudited pro forma condensed combined financial statements has been prepared in accordance with Article 11 of Regulation S-X.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Financial Position

The Transaction Accounting Adjustments included in the unaudited pro forma condensed combined statement of financial position as of June 30, 2021 are as follows:

(A1) Represents the conversion of PropertyGuru preference shares into PropertyGuru ordinary shares upon the completion of the acquisition of the Panama Group pursuant to the terms of the share purchase agreement, dated May 30, 2021, between and among REA Group, iProperty and PropertyGuru.

(A2) Represents the debt capitalization and cash settlement of the related party balances of the Panama Group prior to acquisition by PropertyGuru.

(A3) Represents the IFRS 3 acquisition accounting adjustments resulting from the acquisition of the business operations of the Panama Group.

On August 3, 2021, PropertyGuru completed its acquisition of the business operations and all the net identifiable assets of the Panama Group in exchange for issuance of PropertyGuru’s shares which amounted to S$248.6 million.

The transaction will be accounted for as a business combination by PropertyGuru.

	(in S$ in thousands)
Purchase consideration		248,644
Less: Cash received from settlement of related party balances		(998)
Net purchase consideration		247,646
Net identifiable assets and liabilities assumed
Panama Group shareholders’ equity as at June 30, 2021	2,329
Excluded assets and liabilities
Related party receivables	(5,032)
Related party payables	18,006
Historical goodwill	(1,195)
Adjustments to fair value of assets and liabilities acquired
Acquired intangible assets	3,714	17,822

Goodwill		229,824

Given that the Panama Group acquisition was recently consummated, PropertyGuru is in the process of performing a purchase price allocation which it is expected to complete in the fourth quarter of 2021. The assets and the liabilities acquired are to be recorded at their estimated fair market values, which are based on preliminary management estimates and are subject to final valuation adjustments. The excess of purchase price over net identifiable assets acquired will be allocated to goodwill. Based on currently available information, management estimates that approximately 1.5% of the purchase price will be allocated to identifiable intangible assets with finite useful lives. The weighted average useful life for definite-lived intangible assets is currently estimated to be approximately 10 years.

(A4) Represents preliminary estimated acquisition-related costs expected to be incurred by PropertyGuru of approximately S$5.6 million, for advisory, banking, legal, accounting and stamp duty fees incurred as part of the acquisition of the Panama Group.

As of June 30, 2021, S$1.0 million have been recorded as expenses and accrued in trade and other payables. The remaining transaction costs of S$4.6 million have been accrued as of the pro forma statement of financial position date and is included as an expense through accumulated loss as of June 30, 2021.

(B1) Represents the net proceeds of S$173.2 million from the issuance and sale of 13,193,068 shares of PubCo at S$13.45 per share in the PIPE financing (including REA’s existing call option to acquire additional shares in PropertyGuru) pursuant to the terms of the PIPE Subscription Agreements, including transaction costs for placement fees of PIPE financing which approximate S$4.3 million.

(B2) Represents preliminary estimated transaction costs expected to be incurred by PropertyGuru of approximately S$30.0 million, for advisory, legal, research and accounting fees incurred as part of the Business Combination as of June 30, 2021 and December 31, 2020.

As of June 30, 2021, S$2.3 million have been recorded as expenses, which includes S$2.5 million fees accrued in trade and other payables, S$0.6 million fees deferred in trade and other receivables and S$0.4 million fees paid in cash. The remaining transaction costs of S$27.7 million have been accrued as of the pro forma statement of financial position date, S$6.1 million and S$2.6 million represent equity issuance costs capitalized in share capital, assuming no redemptions and maximum redemptions, respectively. The remaining amount of S$21.6 million and S$25.1 million, assuming no redemptions and maximum redemptions, respectively, is included as an expense through accumulated loss as of June 30, 2021.

As of December 31, 2020, S$6.1 million and S$2.6 million represent equity issuance costs capitalized in share capital, assuming no redemptions and maximum redemptions, respectively. The remaining amount of S$23.9 million and S$27.4 million, assuming no redemptions and maximum redemptions, respectively, is included as an expense through the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2020.

(B3) IFRS 2 Charge is calculated as the excess of (i) the estimated fair value of PropertyGuru equity issued over (ii) the fair value of Bridgetown 2’s net assets acquired in connection with the Business Combination. The estimated fair value of PropertyGuru’s equity issued was based on the market values of Bridgetown 2’s Class A ordinary shares and founder shares outstanding at the date of the Business Combination. The IFRS 2 Charge, which is non-recurring in nature and represents a share-based payment made in exchange for a listing service, is estimated to be between S$143.8 million and S$176.4 million for the year ended December 31, 2020. The actual charge is dependent upon the fair value of Bridgetown 2 Class A ordinary shares and founder shares outstanding at the date of the Business Combination. Since the shares are subject to redemption requests by shareholders which can be exercised prior to the Business Combination, the number of shares that will be outstanding at the date of the Business Combination is not currently known. The fair values have therefore been estimated using two different assumptions: (1) no redemptions and (2) maximum number of redemptions, respectively.

		As of June 30, 2021
		Assuming No Redemptions	Assuming Maximum Redemptions
		(in S$ in thousands)
Estimated fair value of PubCo equity consideration issued (pro forma)
Fair value of Bridgetown 2 Class A ordinary shares outstanding	(a), (b)	405,284	35,757
Fair value of Bridgetown 2 founder shares outstanding	(a), (b)	101,321	101,321

		506,605	137,078
Estimated fair value of Bridgetown 2 net assets/liabilities acquired (pro forma)
Net assets as of June 30, 2021		365,890	365,890
Accrued transaction costs		(3,060)	(3,060)
Settlement for redemptions of PubCo common stock		—	(402,116)

		362,830	(39,286)
Excess of PubCo consideration issued over fair value of Bridgetown 2 net assets acquired (IFRS 2 Charge)		143,775	176,364

(a)

As of June 30, 2021, estimated fair value determined based on (i) 29,900,000 Class A ordinary shares and 7,475,000 founder shares outstanding and 2,637,971 Class A ordinary shares and 7,475,000 founder shares outstanding, assuming no redemptions and maximum redemptions, respectively, (ii) a quoted market price of $9.93/share as of January 7, 2022 and (iii) a foreign exchange rate of $0.73/S$ as of January 7, 2022.

(b)

A one percent change in the market price per share (in each case, of Bridgetown 2) would result in a change of S$5.1 million and S$1.4 million in the estimated IFRS 2 Charge assuming no redemptions and maximum redemptions, respectively.

The actual amount of the IFRS 2 charge, which may differ materially from the amount estimated above, will be calculated as of (and recognized as a charge to the income statement upon) consummation of the Business Combination.

(B4) Represents the settlement of deferred underwriting fees from the Trust Account.

(B5) Represents preliminary estimated transaction costs expected to be incurred by Bridgetown 2 of approximately S$4.9 million, for advisory, legal, research, accounting fees and out-of-pocket expenses incurred as part of the Business Combination.

As of June 30, 2021, S$1.8 million have been recorded as expenses, which includes S$1.7 million fees accrued in trade and other payables and S$0.1 million fees paid in cash. The remaining transaction costs of S$3.1 million have been accrued as of the pro forma statement of financial position date, S$1.8 million and S$0.6 million represent equity issuance costs capitalized in share capital, assuming no redemptions and maximum redemptions, respectively. The remaining amount of S$1.3 million and S$2.5 million, assuming no redemptions and maximum redemptions, respectively, is included as an expense through accumulated loss as of June 30, 2021.

(B6) Reflects the liquidation and reclassification of S$402.1 million of investments held in the Trust Account to cash and cash equivalents that becomes available following the Business Combination.

(B7) Represents the pro forma adjustment for the 27,262,029 shares of PubCo common stock that are assumed to be redeemed under the maximum redemptions scenario at an estimated per share redemption price of S$13.60. Under the maximum redemptions scenario, S$370.7 million in cash will be paid to redeeming shareholders with the offset to share capital.

(B8) Represents the reclassification of the redeemable ordinary shares to equity.

(B9) Represents the elimination of historical accumulated losses of Bridgetown 2.

(B10) Represents the redemption of promissory note of Bridgetown 2.

Transaction Accounting Adjustments to Unaudited Pro Forma Condensed Combined Statement of Operations

The transaction accounting adjustments included in the unaudited pro forma condensed combined statement of operations for the six months ended June 30, 2021 and for the year ended December 31, 2020 are as follows:

(C1) Represents preliminary estimated acquisition-related costs expected to be incurred by PropertyGuru of approximately S$5.6 million for advisory, banking, legal, accounting and stamp duty fees incurred as part of the acquisition of the Panama Group. These costs are a nonrecurring item.

(C2) Represents the elimination of historical fair value loss and gain recognized on preference shares for the six months ended June 30, 2021 and for the year ended December 31, 2020. These costs have ceased to occur since the conversion of the preference shares into ordinary shares upon completion of the acquisition of the Panama Group that occurred on August 3, 2021.

(C3) Represents the amortization charge due to fair value adjustments of the Panama Group’s intangible assets over an approximate 10 years useful life.

(C4) Represents the elimination of interest income generated from the Trust Account for the six months ended June 30, 2021.

(C5) Represents the elimination of transaction costs incurred by PropertyGuru of S$2.3 million, for advisory, legal, research and accounting fees incurred as part of the Business Combination for the six months ended June 30, 2021. Refer to Note B2 for the related pro forma adjustment to reflect transaction costs, including those eliminated by this adjustment, in the consolidated statement of operations for the year ended December 31, 2020.

(C6) Represents the elimination of acquisition-related costs incurred by PropertyGuru of S$1.0 million, for advisory, banking, legal, accounting and stamp duty fees incurred as part of the acquisition of the Panama Group for the six months ended June 30, 2021. Refer to Note C1 for the related pro forma adjustment to reflect acquisition-related costs, including those eliminated by this adjustment, in the consolidated statement of operations for the year ended December 31, 2020.

4.    Net loss per share

Represents the net loss per share calculated using the historical weighted average shares outstanding, and the issuance of additional shares in connection with the acquisition of the Panama Group, the Business Combination and related transactions, assuming the shares were outstanding since January 1, 2020. As the acquisition of the Panama Group, the Business Combination and related transactions are being reflected as if they had occurred at the beginning of the period presented, the calculation of weighted average shares outstanding for basic and diluted net loss per share assumes that the shares issued in connection with the acquisition of the Panama Group and the Business Combination have been outstanding for the entire period presented.

The unaudited pro forma condensed combined financial statements has been prepared assuming two alternative levels of redemption of Bridgetown 2’s public shares:

	For the Six Months Ended June 30, 2021
	Assuming No Redemptions	Assuming Maximum Redemptions
	(in S$ in thousands, except share and per share data)
Pro forma net loss	(44,286)	(44,286)
Weighted average shares outstanding—basic and diluted	178,291,493	151,029,464
Net loss per share—basic and diluted (S$ per share)	(0.25)	(0.29)
Weighted average shares outstanding—basic and diluted:
PropertyGuru shareholders	127,723,425	127,723,425
Bridgetown 2 public shareholders	29,900,000	2,637,971
Sponsor	7,475,000	7,475,000
PIPE Investors	13,193,068	13,193,068

Total	178,291,493	151,029,464

	For the Year Ended December 31, 2020
	Assuming No Redemptions	Assuming Maximum Redemptions
	(in S$ in thousands, except share and per share data)
Pro forma net loss	(217,173)	(253,238)
Weighted average shares outstanding—basic and diluted	178,291,493	151,298,732
Net loss per share—basic and diluted (S$ per share)	(1.22)	(1.67)
Weighted average shares outstanding—basic and diluted:
PropertyGuru shareholders	127,723,425	127,723,425
Bridgetown 2 public shareholders	29,900,000	2,907,239
Sponsor	7,475,000	7,475,000
PIPE Investors	13,193,068	13,193,068

Total	178,291,493	151,298,732

INFORMATION RELATED TO PUBCO

The information provided below pertains to PubCo prior to the Business Combination. As of the date of this proxy statement/prospectus, PubCo has not conducted any material activities other than those incident to its formation and to the matters related to effectuating the Business Combination, such as the making of certain required SEC filings, the establishment of Amalgamation Sub and the preparation of this proxy statement/prospectus. Upon the consummation of the Business Combination Agreement, PubCo will become the ultimate parent of PropertyGuru. For information about PubCo’s management and corporate governance following the Business Combination, see the section titled “Management of PubCo Following the Business Combination.”

Incorporation

PubCo was incorporated under the laws of Cayman Islands on July 14, 2021, solely for the purpose of effectuating the Business Combination.

PubCo was incorporated with an aggregate share capital of $50,000 divided into 500,000,000 registered shares of a par value of $0.0001 per share. One such share is currently issued and outstanding. For descriptions of PubCo Ordinary Shares, please see the section titled “Description of PubCo Securities.” At incorporation, its assets consisted of the par value contributed for its sole outstanding share.

PubCo’s corporate purpose is unrestricted and PubCo has the full power and authority to carry out any object not prohibited by the Cayman Islands Companies Act or any other law of the Cayman Islands.

PubCo will, immediately after the consummation of the Business Combination, qualify as a foreign private issuer as defined in Rule 3b-4 under the Exchange Act.

PubCo will, immediately after the consummation of the Business Combination, be an “emerging growth company” as defined in the JOBS Act. PubCo will remain an “emerging growth company” until the earliest to occur of (i) the last day of the fiscal year (a) following the fifth anniversary of the closing of the Business Combination, (b) in which PubCo has total annual gross revenue of at least $1.07 billion or (c) in which PubCo is deemed to be a large accelerated filer, which means the market value of PubCo Ordinary Shares held by non-affiliates exceeds $700 million as of the last business day of PubCo’s prior second fiscal quarter, and (ii) the date on which PubCo issued more than $1.0 billion in non-convertible debt during the prior three-year period. PubCo intends to take advantage of exemptions from various reporting requirements that are applicable to most other public companies, whether or not they are classified as “emerging growth companies,” including, but not limited to, an exemption from the provisions of Section 404(b) of the Sarbanes-Oxley Act requiring that PubCo’s independent registered public accounting firm provide an attestation report on the effectiveness of its internal control over financial reporting and reduced disclosure obligations regarding executive compensation.

Even after PubCo no longer qualifies as an “emerging growth company,” as long as PubCo continues to qualify as a foreign private issuer under the Exchange Act, PubCo will be exempt from certain provisions of the Exchange Act that are applicable to U.S. domestic public companies, including, but not limited to, the sections of the Exchange Act regulating the solicitation of proxies, consents or authorizations in respect of a security registered under the Exchange Act; the sections of the Exchange Act requiring insiders to file public reports of their stock ownership and trading activities and liability for insiders who profit from trades made in a short period of time; and the rules under the Exchange Act requiring the filing with the SEC of quarterly reports on Form 10-Q containing unaudited financial and other specified information, and current reports on Form 8-K, upon the occurrence of specified significant events. In addition, PubCo will not be required to file annual reports and financial statements with the SEC as promptly as U.S. domestic companies whose securities are registered under the Exchange Act, and are not required to comply with Regulation FD, which restricts the selective disclosure of material information.

Memorandum and Articles of Association

At the consummation of the Business Combination, the Amended PubCo Articles shall be substantially in the form attached to this proxy statement/prospectus as Annex B. See section entitled “Description of PubCo Securities.”

Principal Executive Office

After the consummation of the Business Combination, the mailing address and principal executive office of PubCo will be Paya Lebar Quarter, 1 Paya Lebar Link, #12-01/04, Singapore 408533 and its telephone number will be +65 6238 5971.

Financial Year

PubCo has no material assets and does not operate any businesses. Accordingly, no financial statements of PubCo have been included in this proxy statement/prospectus.

PubCo’s financial year is the calendar year. PubCo’s auditor after the consummation of the Business Combination is expected to be PricewaterhouseCoopers LLP, located at 7 Straits View #12-00, Singapore 018936.

Subsidiaries

Amalgamation Sub is a newly incorporated Singapore private limited company and a wholly-owned subsidiary of PubCo. As of the date of this proxy statement/prospectus, Amalgamation Sub has not conducted any material activities other than those incident to its formation and to the matters contemplated by the Business Combination Agreement.

Sole Shareholder

Prior to the consummation of the Business Combination, the sole shareholder of PubCo is the Sponsor. Upon the consummation of the Business Combination, PubCo will become a new public company owned by the prior shareholders of Bridgetown 2, the prior holders of PropertyGuru Shares, PropertyGuru Options, PropertyGuru Restricted Stock Unit Awards, Bridgetown 2 Warrants, PropertyGuru Warrants and the PIPE Investors.

Board of Directors

Prior to the consummation of the Business Combination, the director of PubCo is Mr. Daniel Wong, who is the CEO of Bridgetown 2. As of the consummation of the Business Combination, the number of directors of PubCo shall be increased to nine persons, Mr. Daniel Wong will cease to be a director of PubCo, and Mr. Olivier Lim, Mr. Hari V. Krishnan, Ms. Rachna Bhasin, Ms. Jennifer Macdonald, Mr. Stephen Nicholas Melhuish, Mr. Dominic Picone, Mr. Ashish Shastry, Ms. Melanie Wilson and Mr. Owen Wilson are expected to become the directors of PubCo.

The NYSE market rules permit a foreign private issuer like PubCo to follow the corporate governance practices of its home country. Under the corporate governance practices in the Cayman Islands, among other things, PubCo is not required to have a majority of the board of directors consist of independent directors.

Legal Proceedings

As of the date of this proxy statement/prospectus, PubCo was not party to any material legal proceedings. In the future, PubCo may become party to legal matters and claims arising in the ordinary course of business.

Bridgetown 2 and members of its board of directors are defendants in a lawsuit commenced by a putative stockholder, in the Supreme Court of the State of New York, County of New York, captioned Spritzer v. Bridgetown 2 Holdings Limited, et al., No. 650036/2022 (filed January 3, 2022) (the “Spritzer Complaint”). The Spritzer Complaint alleges that the preliminary proxy statement/registration statement on Form F-4 filed with the SEC on December 7, 2021 (the “Preliminary Registration Statement”) is materially incomplete and misleading and that the Business Combination consideration is unfair. The Spritzer Complaint asserts a claim for breach of fiduciary duty against members of Bridgetown 2’s board of directors, and a claim for aiding and abetting against Bridgetown 2. The Spritzer Complaint seeks, among other things, to enjoin the Business Combination transaction with PropertyGuru, rescission of the Business Combination Agreement or damages if the transactions are completed and an award of attorney fees.

The Bridgetown 2 board of directors also has received three demands from putative stockholders of Bridgetown 2 dated December 23 and 27, 2021, and January 19, 2022 (together the “Demands”). The Demands allege that the Preliminary Registration Statement is materially misleading and/or omits material information concerning the Business Combination and seek the issuance of corrective disclosures in an amendment or supplement to the Preliminary Registration Statement.

Properties

PubCo currently does not own or lease any physical property.

Employees

PubCo currently has no employees.

INFORMATION RELATED TO BRIDGETOWN 2

Unless the context otherwise requires, all references in this section to the “Company,” “Bridgetown,” “we,” “us” or “our” refer to Bridgetown 2 prior to the consummation of the Business Combination.

Introduction

We are a blank check company incorporated on June 24, 2020 as a Cayman Islands exempted company and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses, which we refer to throughout this proxy statement/prospectus as our initial business combination. Based on our business activities, the Company is a “shell company” as defined under the Exchange Act, because we have no operations and nominal assets consisting almost entirely of cash.

Initial Public Offering

On January 28, 2021, we consummated our initial public offering of 29,900,000 Class A ordinary shares of the Company, par value $0.0001 per share (the “Class A Ordinary Shares”), including the exercise in full of the underwriters 45-day option to purchase up to an additional 3,900,000 Class A Ordinary Shares. The Class A Ordinary Shares were sold at a price of $10.00 per share, generating gross proceeds to the Company of $299,000,000.

Simultaneously with the closing of the initial public offering, we completed the private sale of an aggregate of 12,960,000 warrants (the “private placement warrants”) to Bridgetown 2 LLC (our “Sponsor”) at a purchase price of $0.50 per private placement warrant, generating gross proceeds of $6,480,000.

A total of $299,000,000, comprised of $294,020,000 of the proceeds from the initial public offering (which amount includes $8,715,000 of the underwriter’s deferred discount) and $4,980,000 of the proceeds of the sale of the private placement warrants, was placed in a U.S.-based trust account (the “trust account”) maintained by Continental Stock Transfer & Trust Company, acting as trustee.

It is the job of our sponsor and management team to complete our initial business combination. Our management team is led by Daniel Wong, our Chief Executive Officer, Chief Financial Officer and Director, and Matt Danzeisen, our Chairman, who have many years of experience investing in ventures and building companies with operations. We must complete our initial business combination by January 28, 2023, 24 months from the closing of initial public offering, subject to extension by our shareholders. If our initial business combination is not consummated by January 28, 2023, subject to extension by our shareholders, then our existence will terminate, and we will distribute all amounts in the trust account.

Our Sponsor

Bridgetown 2 LLC, our sponsor, has been formed as a collaboration between Pacific Century and Thiel Capital. We may also draw upon the services of PineBridge Investments, an affiliate of Pacific Century.

Pacific Century Group

Founded by Mr. Richard Li in 1993, Pacific Century is an investment group with experience investing in, building and operating businesses in Financial Services and Technology, Media & Telecommunications (TMT). In 1990, Mr. Li founded Asia’s first satellite-delivered cable-TV, Star TV (eventually sold to Rupert Murdoch’s News Corp). Mr. Li founded Pacific Century Regional Developments Limited (PCRD) in 1994, with Pacific Century Insurance (PCI) as one of the subsidiaries (sold to Fortis in 2007). In 1999, Mr. Li, through Pacific Century, acquired a substantial interest in PCCW (then known as Tricom Holdings Limited), which currently holds a majority interest in Viu (an OTT video streaming platform in Asia) and HKT (a Hong Kong telecommunications service provider). In 2010, he acquired the global asset manager PineBridge Investments from AIG. PineBridge manages $141.4 billion in assets as of June 2021. The firm’s private capital arm has invested in privately held companies, including Legendary Pictures (a film production and entertainment company), FieldTurf (an installer of artificial turf at sports fields), Tensar (a provider of technology driven solutions for soil reinforcement and ground stabilization), Royalty Pharma (an acquiror of pharmaceutical royalties), Sodecia North America (formerly AZ Automotive; a manufacturer and supplier of engineered metal stampings, assemblies and modules for automobile and motor vehicles). In 2013, Mr. Li established FWD, a life insurance company launched in Hong Kong, Macau and Thailand that has since grown to span ten markets across Asia. FWD had total assets of approximately $62 billion as of December 2020 through organic growth and a series of acquisitions of insurance businesses from leading insurance companies. Mr. Li was among the earliest investors in Tencent (a public Chinese conglomerate with over $600 billion market capitalization that has major holdings in tech, film, music, and gaming), Sohu (a China-based online media, search and game service company), Sina (a Chinese media and technology company) and CompareAsia Group (a financial comparison site in Southeast Asia). Mr. Li was also a late stage investor in Chegg (an American education technology company listed on the NYSE), 91.com (a Chinese mobile app marketplace and mobile game operator which was subsequently sold to Baidu), PPStream (a Chinese peer-to-peer streaming video network software which was subsequently sold to iQIYI) and Tokopedia (an e-commerce platform in Indonesia which merged with ride-hailing and payments platform Gojek in May 2021). Mr. Li was a Hong Kong representative at the APEC Business Advisory Council (ABAC) from 2009 to 2014. Mr. Li is a trustee of the Li Ka- Shing Foundation, one of Asia’s most active venture and technology investors. He is also a director of Shantou University and a governor at the ISF Academy, a private school located in Hong Kong.

Thiel Capital

Thiel Capital is an investment firm founded in 2011 by entrepreneur and investor Peter Thiel. Located in Los Angeles, California, Thiel Capital provides strategic and operational support for a variety of investment initiatives and entrepreneurial endeavors. Thiel Capital and its predecessors have incubated and launched several investment firms now with billions of dollars under management, including Founders Fund, Mithril and Valar Ventures. Numerous other business and philanthropic ventures, including the Thiel Fellowship and Breakout Labs, have also started under the Thiel Capital umbrella.

Peter Thiel co-founded PayPal, Inc., an online payments company, where he served as Chief Executive Officer, President and Chairman of the board of directors until the company’s initial public offering and subsequent acquisition by eBay in 2002. He made the first outside investment in Facebook, Inc., where he serves as a director. Mr. Thiel also cofounded Palantir Technologies Inc. and is Chairman of its board of directors. Mr. Thiel and the investment firms he founded have a track record of investing in frontier technology companies, having provided early-stage funding for LinkedIn, Yelp, Stripe, Brex, Trumid, SoFi, SpaceX, Spotify, Airbnb, Qoo10 and hundreds of other startups. Mr. Thiel is a partner at Founders Fund, a San Francisco-based venture capital firm investing in science and technology companies solving difficult problems. Formed in 2005, Founders Fund has raised eight venture capital funds, manages more than $6 billion in committed capital and has supported many consequential companies, including SpaceX, which designs, manufactures and launches advanced rockets and spacecraft, and Airbnb, an online marketplace for lodging, tourism and experiences. Mr. Thiel also cofounded Mithril, a Texas-based venture capital firm, and Valar Ventures, a New York-based venture capital firm. Thiel Capital and Mr. Thiel are also actively involved in the financial technology space, having provided support for companies such as Brex, a company providing cash management services for growing companies with a focus on start-ups in the life science and e-commerce space, Social Finance, an online personal finance company providing student loan refinancing, and Trumid, an electronic bond trading platform. Mr. Thiel is also the founder and chairman of The Thiel Foundation, which supports science, technology, and long-term thinking about the future. In 2011 Mr. Thiel, through The Thiel Foundation, started the Thiel Fellowship, a two-year program for young people who want to build new things instead of attending college. Fellows receive a $100,000 grant and support from The Thiel Foundation’s network of founders, investors and scientists. Past fellows include Vitalik Buterin, co-creator of Ethereum, a global, open-source platform for decentralized applications; Lucy Guo, co-founder of Scale AI, a provider of data to train artificial intelligence applications; Ritesh Agarwal, founder and Chief Executive Officer of OYO Rooms, a hotel chain based in India; and Austin Russell, founder and Chief Executive Officer of Luminar Technologies, Inc., which makes LIDAR equipment and software for the transportation industry. The Thiel Foundation also houses Breakout Labs, which backs scientist entrepreneurs working at the intersections of technology, biology, materials and energy. Investors are cautioned that Thiel Capital and its affiliates or related entities’ past performance is not necessarily indicative of our future results.

In certain circumstances, and subject to, among other things, Thiel Capital’s internal policies and procedures, contractual obligations to third parties and applicable laws and regulations, we may seek to draw upon Thiel Capital’s network and relationships to provide access to deal prospects because of our management’s belief that such network and relationships have produced high-quality, high-value deals and companies in the past, though neither Thiel Capital nor any related entity has any obligation or duty to us or our shareholders, including without limitation any obligation or duty to present us with any opportunity for a potential business combination. We may also potentially benefit from Thiel Capital’s network and relationships in identifying companies that may be appropriate acquisition targets; however, neither Thiel Capital nor any of its related entities is obligated to identify any such target companies. Any such activities are solely the responsibility of our management team. While Bridgetown 1 may also seek to draw upon Thiel Capital’s network and relationships to provide access to deal prospects, we do not expect there to be much overlap in deal prospects due to the fact that Bridgetown 1 is substantially larger in size than we are.

PineBridge Investments

We may also draw upon PineBridge’s platforms, infrastructure, personnel, network and relationships to provide access to deal prospects, along with any necessary resources to aid in the identification, diligence, and fundraising of a target for the initial business combination. PineBridge is a private, global asset manager with a focus on active, high conviction investing. PineBridge has approximately 200 investment professionals across asset classes and 20 offices globally of which 10 are in the Asia-Pacific region. Formerly AIG Investments, PineBridge has been independent and majority-owned by Pacific Century since 2010. We believe that we will benefit from PineBridge’s capabilities in alternative strategies where it focuses on select private market opportunities with unrecognized growth potential. We currently anticipate that PineBridge may, from time to time, assist us in the identification of assets or companies that may be appropriate acquisition targets and in unlocking their long-term value. In this respect, none of PineBridge, Pacific Century or Thiel Capital is obligated to identify any such target assets or companies or to perform due diligence on any acquisition targets. Any such activities are solely the responsibility of our management team.

Our Past Blank Check Experience

Each of our officers, directors and senior advisors are officers, directors or senior advisors of Bridgetown 1, a special purpose acquisition company that completed its initial public offering in October 2020, generating aggregate proceeds of approximately $595,000,000. Bridgetown 1 is currently seeking a target with operations or prospective operations in the technology, financial services, or media sectors in Southeast Asia with which to complete its initial business combination. In addition, since July 2020, Kenneth Ng, our senior advisor, has served as Chief Executive Officer and President of Malacca Straits, a $125,000,000 blank check company currently searching for a target with which to consummate an initial business combination focused on businesses which are currently part of Southeast Asian business conglomerates in the media, food processing, renewable energy and healthcare industries.

Effecting Our Business Combination

Fair Market Value of PropertyGuru’s Business

Bridgetown 2’s initial business combination must occur with one or more operating businesses or assets that together have an aggregate fair market value equal to at least 80% of the assets held in our trust account (net of amounts disbursed to management for working capital purposes and excluding the deferred underwriting commissions and taxes payable on the interest earned on the trust account) at the time of signing a definitive agreement to enter into a business combination. Bridgetown 2 will not complete a business combination unless the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. The board of directors of Bridgetown 2 determined that this test was met in connection with the proposed Business Combination.

Sponsor Consent Right

In connection with Bridgetown 2’s initial public offering, Bridgetown 2 agreed that it would not enter into a definitive agreement regarding an initial business combination without the prior written consent of the Sponsor. The Sponsor has consented to our entry into the Business Combination Agreement.

Voting Restrictions in Connection with Extraordinary General Meeting

Our Sponsor, directors and certain of our advisors to whom our Sponsor has transferred Bridgetown 2 Shares have agreed to vote in favor of the Business Combination, regardless of how our public shareholders vote. In addition, pursuant to the Sponsor Support Agreement, our Sponsor has agreed, among other things and subject to the terms and conditions set forth therein: (i) to vote in favor of the transactions contemplated in the Business Combination Agreement and the other transaction proposals, (ii) to appear at the Extraordinary General Meeting for purposes of constituting a quorum, (iii) to vote against any proposals that would materially impede the transactions contemplated in the Business Combination Agreement and the other transaction proposals, (iv) not to redeem any Bridgetown 2 Shares held by our Sponsor, (v) not to amend that certain letter agreement between Bridgetown 2, our Sponsor and certain other parties thereto, dated as of January 25, 2021, (vi) not to transfer any Bridgetown 2 Shares held by Sponsor, (vii) to release Bridgetown 2, PubCo, PropertyGuru and its subsidiaries from all claims in respect of or relating to the period prior to the closing, subject to the exceptions set forth therein (with PropertyGuru agreeing to release the Sponsor and Bridgetown 2 on a reciprocal basis) and (viii) to agree to a lock-up of its PubCo Ordinary Shares during the period of one year from the Closing. For additional information, see “The Business Combination Proposal—Related Agreements—Sponsor Support and Lock-Up Agreement.”

Redemption Rights for Public Bridgetown 2 Shareholders upon Completion of the Business Combination

Our public shareholders may redeem all or a portion of their Bridgetown 2 Shares upon our initial business combination’s completion at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account calculated as of two business days before the closing of the initial business combination, including interest earned on the funds held in the trust account (net of taxes payable), if any, divided by the number of then issued and outstanding public shares, subject to the limitations described herein. The amount in the trust account is initially anticipated to be $10.00 per public share. The per share amount we will distribute to investors who properly redeem their shares will not be reduced by the deferred underwriting commissions we will pay to the underwriters of our initial public offering. The redemption rights will include the requirement that a beneficial holder must identify itself in order to validly redeem its shares. Further, we will not proceed with redeeming our public shares, even if a public Bridgetown 2 shareholder has properly elected to redeem its shares, if a business combination does not close. See the section titled “Extraordinary General Meeting of Bridgetown 2 Shareholders—Redemption Rights” for the procedures to be followed if you wish to redeem your shares for cash.

Our Sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their redemption rights with respect to any founder shares and public shares held by them in connection with the completion of our initial business combination.

Limitations on Redemption Rights

Our amended and restated memorandum and articles of association provide that in no event will we redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 either before or upon closing of an initial business combination (so that we do not then become subject to the SEC’s “penny stock” rules). In the event the aggregate cash consideration we would be required to pay for all Bridgetown 2 Shares that are validly submitted for redemption plus any amount required to satisfy cash conditions pursuant to the terms of the proposed business combination exceed the aggregate amount of cash available to us, we will not complete the business combination or redeem any shares, and all Bridgetown 2 Shares submitted for redemption will be returned to the holders thereof.

Redemption of Public Shares and Liquidation if No Business Combination

Our amended and restated memorandum and articles of association provide that we will have only until the time period ending on the Final Redemption Date to consummate an initial business combination. If we have not consummated an initial business combination by the Final Redemption Date, we will: (i) cease all operations except for the purpose of winding up; (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any (less up to $100,000 of interest to pay dissolution expenses) divided by the number of the then-outstanding public shares, which redemption will completely extinguish public Bridgetown 2 shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any); and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and our board of directors, liquidate and dissolve, subject in the case to our obligations under the laws of the Cayman Islands to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to Bridgetown 2 Warrants, which will expire worthless if we fail to consummate an initial business combination by the Final Redemption Date.

Our Sponsor and each member of our management team have entered into an agreement with us, pursuant to which they have agreed to waive their rights to liquidating distributions from the trust account with respect to any founder shares they hold if we fail to consummate an initial business combination by the Final Redemption Date (although they will be entitled to liquidating distributions from the trust account with respect to any public shares they hold if we fail to complete our initial business combination within the prescribed time frame).

Our Sponsor, executive officers and directors have agreed, pursuant to a written agreement with us, that they will not propose any amendment to our amended and restated memorandum and articles of association (i) that would modify the substance or timing of our obligation to provide holders of Bridgetown 2 Shares the right to have their shares redeemed in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by the Final Redemption Date or (ii) with respect to any other provision relating to the rights of holders of Bridgetown 2 Shares, unless we provide our public shareholders with the opportunity to redeem their public shares upon approval of any such amendment at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to us to pay our income taxes, if any, divided by the number of the then-outstanding public shares. However, we may not redeem our public shares in an amount that would cause our net tangible assets to be less than $5,000,001 either before or upon the closing of an initial business combination (so that we do not then become subject to the SEC’s “penny stock” rules). If this optional redemption right is exercised with respect to an excessive number of public shares such that we cannot satisfy the net tangible asset requirement, we would not proceed with the amendment or the related redemption of our public shares at such time. This redemption right shall apply in the event of the approval of any such amendment, whether proposed by our Sponsor, any executive officer or director, or any other person.

We expect that all costs and expenses associated with implementing our plan of dissolution, as well as payments to any creditors, will be funded from amounts remaining held outside the trust account plus up to $100,000 of funds from the trust account available to us to pay dissolution expenses, although we cannot assure you that there will be sufficient funds for such purpose.

If we were to expend all of the net proceeds of our initial public offering and the sale of the private placement Bridgetown 2 Warrants, other than the proceeds deposited in the trust account, and without taking into account interest, if any, earned on the trust account, the per-share redemption amount received by shareholders upon our dissolution would be approximately $10.00. The proceeds deposited in the trust account could, however, become subject to the claims of our creditors which would have higher priority than the claims of our public shareholders. We cannot assure you that the actual per-share redemption amount received by shareholders will not be substantially less than $10.00. While we intend to pay such amounts, if any, we cannot assure you that we will have funds sufficient to pay or provide for all creditors’ claims.

Although we have sought and will continue to seek to have all vendors, service providers, prospective target businesses and other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to any monies held in the trust account for the benefit of our public shareholders, there is no guarantee that they will execute such agreements or even if they execute such agreements that they would be prevented from bringing claims against the trust account including, but not limited, to fraudulent inducement, breach of fiduciary responsibility or other similar claims, as well as claims challenging the enforceability of the waiver, in each case in order to gain an advantage with respect to a claim against our assets, including the funds held in the trust account. If any third-party refuses to execute an agreement waiving such claims to the monies held in the trust account, our management will perform an analysis of the alternatives available to it and will only enter into an agreement with a third-party that has not executed a waiver if management believes that such third-party’s engagement would be significantly more beneficial to us than any alternative. Examples of possible instances where we may engage a third-party that refuses to execute a waiver include the engagement of a third-party consultant whose particular expertise or skills are believed by management to be significantly superior to those of other consultants that would agree to execute a waiver or in cases where management is unable to find a service provider willing to execute a waiver. Citigroup, Goldman and Morgan Stanley, the underwriters of our initial public offering, did not execute an agreement with us waiving such claims to the monies held in the trust account. In addition, there is no guarantee that any such entities will agree to waive any claims they may have in the future as a result of, or arising out of, any negotiations, contracts or agreements with us and will not seek recourse against the trust account for any reason. In order to protect the amounts held in the trust account, our Sponsor has agreed that it will be liable to us if and to the extent any claims by a third-party for services rendered or products sold to us (other than our independent registered public accounting firm), or a prospective target business with which we have discussed entering into a transaction agreement, reduce the amounts in the trust account to below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the interest that may be withdrawn to pay our tax obligations; provided that such liability will not apply to any claims by a third-party or prospective target business that executed a waiver of any and all rights to seek access to the trust account nor will it apply to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. In the event that an executed waiver is deemed to be unenforceable against a third party, our Sponsor will not be responsible to the extent of any liability for such third-party claims. However, we have not asked our Sponsor to reserve for such indemnification obligations, nor have we independently verified whether our Sponsor has sufficient funds to satisfy its indemnity obligations and we believe that our Sponsor’s only assets are securities of our company. Therefore, we cannot assure you that our

Sponsor would be able to satisfy those obligations. None of our officers or directors will indemnify us for claims by third parties including, without limitation, claims by vendors and prospective target businesses.

In the event that the proceeds in the trust account are reduced below the lesser of (i) $10.00 per public share and (ii) the actual amount per public share held in the trust account as of the date of the liquidation of the trust account if less than $10.00 per public share due to reductions in the value of the trust assets, in each case net of the amount of interest which may be withdrawn to pay our income tax obligations, and our Sponsor asserts that it is unable to satisfy its indemnification obligations or that it has no indemnification obligations related to a particular claim, our independent directors would determine whether to take legal action against our Sponsor to enforce its indemnification obligations. While we currently expect that our independent directors would take legal action on our behalf against our Sponsor to enforce its indemnification obligations to us, it is possible that our independent directors in exercising their business judgment may choose not to do so in any particular instance. Accordingly, we cannot assure you that due to claims of creditors the actual value of the per-share redemption price will not be less than $10.00 per public share.

We will seek to reduce the possibility that our Sponsor will have to indemnify the trust account due to claims of creditors by endeavoring to have all vendors, service providers, prospective target businesses or other entities with which we do business execute agreements with us waiving any right, title, interest or claim of any kind in or to monies held in the trust account. Our Sponsor will also not be liable as to any claims under our indemnity of the underwriters of our initial public offering against certain liabilities, including liabilities under the Securities Act. We will have access to the proceeds of our initial public offering held outside of the trust account, with which to pay any such potential claims (including costs and expenses incurred in connection with our liquidation, currently estimated to be no more than approximately $100,000). In the event that we liquidate and it is subsequently determined that the reserve for claims and liabilities is insufficient, shareholders who received funds from our trust account could be liable for claims made by creditors.

If we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, the proceeds held in the trust account could be subject to applicable bankruptcy or insolvency law, and may be included in our bankruptcy estate and subject to the claims of third parties with priority over the claims of our shareholders. To the extent any bankruptcy or insolvency claims deplete the trust account, we cannot assure you we will be able to return $10.00 per public share to our public shareholders. Additionally, if we file a bankruptcy or winding-up petition or an involuntary bankruptcy or winding-up petition is filed against us that is not dismissed, any distributions received by shareholders could be viewed under applicable debtor/creditor and/or bankruptcy or insolvency laws as either a “preferential transfer” or a “fraudulent conveyance.” As a result, a bankruptcy or insolvency court could seek to recover some or all amounts received by our shareholders. Furthermore, our board of directors may be viewed as having breached its fiduciary duty to our creditors and/or may have acted in bad faith, and thereby exposing itself and our company to claims of punitive damages, by paying public Bridgetown 2 shareholders from the trust account before addressing the claims of creditors. We cannot assure you that claims will not be brought against us for these reasons.

Our public shareholders will be entitled to receive funds from the trust account only upon the earlier of (i) the completion of our initial business combination, (ii) the redemption of any public shares properly tendered in connection with a shareholder vote to amend our amended and restated memorandum and articles of association to (a) modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination by January 28, 2023, subject to extension by our shareholders, or (b) with respect to any other provision relating to shareholders’ rights or pre-business combination activity and (iii) the redemption of all of our public shares if we are unable to complete our initial business combination by January 28, 2023, subject to applicable law and extension by our shareholders. In no other circumstances will a shareholder have any right or interest of any kind to or in the trust account. In the event we seek shareholder approval in connection with our initial business combination, a shareholder’s voting in connection with the business combination alone will not result in a shareholder’s redeeming its shares to us for an applicable pro rata share of the trust account. Such shareholder must have also exercised its redemption rights described above.

See “Risk Factors—Risks Relating to Bridgetown 2 and the Business Combination.”

Employees

We currently have one officer. Members of our management team are not obligated to devote any specific number of hours to our matters but they will devote as much of their time as they deem necessary to our affairs and intend to continue doing so until we have completed our initial business combination. The amount of time that our officers or any other members of our management team devotes in any time period may vary based on whether a target business has been selected for our initial business combination and the current stage of the business combination process.

Officers and Directors

Our officers and directors are as follows:

Name	Age	Position
Daniel Wong	45	Chief Executive Officer, Chief Financial Officer and Director
Matt Danzeisen	45	Chairman of the Board of Directors
Samuel Altman	35	Director
John R. Hass	59	Director
In Joon Hwang	54	Director

Daniel Wong, our Chief Executive Officer, Chief Financial Officer and Director, is a Senior Vice President with Pacific Century. He leads corporate finance (equity and debt), venture investment, and major mergers and acquisitions at Pacific Century, including in respect of its portfolio companies such as FWD (an Asian life insurance company, majority owned by Pacific Century) and PineBridge (a multi-asset manager managing $141.4 billion worldwide as of June 2021, majority-owned by Pacific Century with a minority interest owned by PineBridge management and employees). Since October 2020, Mr. Wong has been the Chief Executive Officer, Chief Financial Officer and director of Bridgetown Holdings Limited, a blank check company. Mr. Wong was a Senior Managing Director and a member of the Executive Committee of PineBridge from 2015 to 2016. Prior to joining Pacific Century in 2003, Mr. Wong was a manager with the Corporate Finance division of PricewaterhouseCoopers’ Hong Kong office. Pacific Century established FWD through the acquisition of ING’s insurance assets in Hong Kong, Macau and Thailand for $2.1 billion in 2013. Since then, Mr. Wong has raised $6.7 billion of private equity, bank loan and publicly traded fixed income instruments for FWD. Since 2017, Mr. Wong has been a board member of Tokopedia, one of Indonesia’s leading e-commerce marketplaces. He led the Series D investment in Tokopedia on behalf of Pacific Century. Since 2020, he is an investor representative of Tiki, one of Vietnam’s leading B2C e-commerce marketplaces. He led Series D investment in Tiki on behalf of Pacific Century. He was also a board member of CompareAsia group, a financial comparison site in Southeast Asia and one of the top Fintech startups based in Hong Kong, until January 26, 2022. Mr. Wong also led the Series E investment in Chegg (NYSE: CHGG) and was one of Chegg’s board members from 2010 to 2012 prior to its public listing. Since 2015, Mr. Wong has also been Chairman and the single largest shareholder of QooApp, a global anime game platform with close to 6.5 million monthly active users worldwide as of April 2020. Mr. Wong has been a shareholder and subsequently a director of Manner Culture Enterprises (微辣文化集團), a leading online Cantonese content producer with close to 5 million followers on social media and 1 billion viewerships, since 2018 and 2020, respectively. Mr. Wong graduated from the University of Wisconsin-Madison with a Bachelor of Business Administration degree, majoring in Accounting, Finance and Economics. He completed the Kellogg-HKUST Executive MBA program in 2013 and earned the CFA designation in 2001. Mr. Wong is well qualified to serve on our board due to his extensive experience in investment, mergers and acquisitions and serving as a director for various public and private companies.

Matt Danzeisen, the Chairman of our Board of Directors, is Head of Private Investments at Thiel Capital, with a primary focus on investments in private companies and funds in the U.S. and Asia. At Thiel Capital, Mr. Danzeisen has developed and led a strategy focused on making debt and equity investments in innovative financial technology companies, funding some of the leading companies in this space and serving on the board of directors of three of them: Trumid, an electronic bond trading platform, since 2015; Artivest, an alternative investment platform for retail investors and their advisors, since 2018; and Coru, a financial management platform for individuals, since 2018. Since October 2020, he has served as Chairman of Bridgetown Holdings Limited, a blank check company. Mr. Danzeisen also cofounded Crescendo Equity Partners Limited, or Crescendo, a private equity firm based in South Korea in 2012 while at Thiel Capital. Crescendo has raised and deployed over $550 million throughout South Korea and Southeast Asia in companies with a technology supply-chain focus. Mr. Danzeisen serves as a member of Crescendo’s investment committee and as the firm’s representative to selected portfolio companies. Prior to joining Thiel Capital and its predecessor firm, Clarium Capital Management in 2008, Mr. Danzeisen was a Vice President and Portfolio Manager at BlackRock in its fixed income division from 2002 to 2008. Prior to BlackRock, Mr. Danzeisen was an investment banker at Banc of America Securities from 2000 to 2001. He graduated from Cornell University with a degree in Finance and a minor in Economics, and is a CFA® charterholder. Mr. Danzeisen is well-qualified to serve as our Chairman due to his extensive technology industry and investment experience.

Samuel “Sam” Altman serves on our board of directors. Since 2019, Mr. Altman is the Chief Executive Officer and co-founder of OpenAI, an artificial intelligence research and deployment company. Since October 2020, he has served as a director of Bridgetown Holdings Limited, a blank check company. Previously, from 2014 to 2019, he was the President of Y Combinator, a leading startup accelerator which has invested billions of dollars into thousands of startups around the world. In addition to his work at Y Combinator, he has been an active investor in dozens of startups, and currently and within the last five years has served on the boards of Reddit Inc., which operates a social sharing and aggregation website, and Expedia Group, Inc., a company providing travel products and services, as well as Helion Energy, Inc. and Oklo. Inc., which are both developing clean energy solutions. Mr. Altman studied computer science at Stanford University and has since taught classes on entrepreneurship there. Mr. Altman is well qualified to serve on our board due to his technology industry experience.

John R. “Jay” Hass serves on our board of directors. Since 2010, Mr. Hass has been a Partner at RRE Ventures, a leading U.S. venture capital investment firm. At RRE, Mr. Hass is responsible for a number of business and strategy functions including collaboration with RRE’s portfolio companies on business development and corporate development, investor relations, and new product development. Since October 2020, he has served as a director of Bridgetown Holdings Limited, a blank check company. Prior to joining RRE, Mr. Hass spent 22 years at Brown Brothers Harriman, where he served as a Managing Director. At BBH Mr. Hass established and managed BBH’s Alternative Investments Group, which encompassed private equity, hedge, Asian equity and real estate funds with assets of $1.3 billion and approximately 1,300 limited partners. Prior to BBH, Mr. Hass was a consultant in national politics and was a brand manager at Ted Bates Advertising. In addition to his RRE duties, Mr. Hass has served as an advisor to Raftr, Inc. and DecodeM; and is a member of the Tech: NYC Leadership Council. Mr. Hass is a former independent director of the Cheetah Korea Value Fund and the J.P. Morgan China Region Fund, Inc. He is a board member emeritus of the Tory Burch Foundation. Mr. Hass graduated from Princeton University with a B.A. in Politics and completed the CFA Institute’s Investment Management program at Harvard Business School. Mr. Hass is well-qualified to serve as a director due to his extensive technology industry and investment experience.

In Joon Hwang serves on our board of directors. Since 2015, he has been Chief Financial Officer, and since 2008 a director of, LINE Corporation, a developer of mobile applications and internet services. Since October 2020, he has served as a director of Bridgetown Holdings Limited, a blank check company. He also serves as a member of the board of several LINE Corporation subsidiaries and affiliate companies, including Line Plus, Line Financials, Line Financial Plus, Line Ventures and Line Taiwan Bank Limited. He is Co-Chief Executive Officer of Line Ventures and Chairman of Line Taiwan Bank Limited, which launched in November 2020. Previously,

Mr. Hwang served in several roles at NAVER Corporation (KRX:035420), a development company which operates the Korean search engine Naver, including as Chief Financial Officer from 2008 to 2016. Prior to joining NAVER Corporation, Mr. Hwang served in several roles at Woori Investment & Securities Co., Ltd., Woori Finance Holdings Co., Ltd., Samsung Securities Co., Ltd., Credit Suisse and Samsung Electronics Co., Ltd. Since October 2020, he has served as a director of Bridgetown 1. Mr. Hwang received a B.S. in economics from Seoul National University and an M.B.A. from New York University. Mr. Hwang is well-qualified to serve as a director due to his extensive technology industry and investment industry experience.

Senior Advisor

Kenneth Ng serves as our senior advisor. He has over 20 years of experience in hedge funds, private equity, equity derivatives, and buy-side investment banking. He is the founder and current Managing Partner of Ark Pacific, an asset management company licensed with the Securities and Futures Commission in Hong Kong since 2014, with overall leadership responsibility in managing investments in growth, special situations private equity and real estate investments across Asia. Since 2018 he has also served as the executive director of Sprint Power Technology Limited, a consulting and engineering services company with a focus on low-carbon automotive technology, where he is responsible for financial management, investor relations and global strategic partnerships. Since October 2020, he has served as a senior advisor of Bridgetown Holdings Limited, a blank check company. From 2005 to 2014, Mr. Ng served as an executive director and a founding team member at Elliott Advisors (HK) Limited, the Asian arm of the global multi-strategy hedge fund Elliott Associates, where he oversaw investments in public equities, public debt, private credit and private equity in Asia. Prior to that, Mr. Ng worked as an associate director in the equity derivatives department at UBS AG from 2004 to 2005 and an associate at TPG Capital Asia, a private equity firm, from 2001 to 2004. Mr. Ng started his career in New York with Merrill Lynch & Co. from 1999 to 2001, where he worked on corporate finance transactions and mergers and acquisitions in the technology sector. Since July 2020, Mr. Ng has served as Chief Executive Officer and President of Malacca Straits Acquisition Company Limited (Nasdaq: MLAC), a blank check company currently searching for a target with which to consummate an initial business combination focused on businesses which are currently part of Southeast Asian business conglomerates in the media, food processing, renewable energy and healthcare industries. Since October 2020, he has served as a senior advisor to Bridgetown 1. Mr. Ng graduated from Massachusetts Institute of Technology with a Bachelor’s degree in Computer Science and Engineering, a Bachelor’s degree in Management Science and a Master’s degree in Electrical Engineering and Computer Science.

We currently expect our senior advisor to (i) assist us in sourcing and negotiating with potential business combination targets, (ii) provide business insights when we assess potential business combination targets and (iii) upon our request, provide business insights as we work to create additional value in the businesses that we acquire. In this regard, he fulfills some of the same functions as our board members. However, he has no written advisory agreement with us. Moreover, our senior advisor is not under any fiduciary obligations to us nor does he perform board or committee functions, nor does he have any voting or decision-making capacity on our behalf. He will also not be required to devote any specific amount of time to our efforts or be subject to the fiduciary requirements to which our board members are subject. Accordingly, if our senior advisor becomes aware of a business combination opportunity which is suitable for any of the entities to which he has fiduciary or contractual obligations (including other blank check companies), he will honor his fiduciary or contractual obligations to present such business combination opportunity to such entity, and only present it to us if such entity rejects the opportunity. We may modify or expand our roster of senior advisors as we source potential business combination targets or create value in businesses that we may acquire.

Number and Terms of Officers and Directors

Our board of directors prior to the Business Combination consists of five members. Holders of our founder shares have the right to appoint all of our directors prior to consummation of our initial business combination and holders of our public shares do not have the right to vote on the appointment of directors during such time. These provisions of our amended and restated memorandum and articles of association may only be amended by a special resolution passed by at least 90% of our ordinary shares voting in a general meeting. Each of our directors will hold office for a two-year term, and the appointment, removal or designation of any member of the board of directors prior to our initial business combination requires the unanimous approval of the managers of our Sponsor. Subject to any other special rights applicable to the shareholders, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Our officers are elected by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provides that our officers may consist of a Chairman, Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the board of directors.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Altman, Hass and Hwang are “independent directors” as defined in the Nasdaq listing standards and applicable SEC rules. Our audit committee is entirely composed of independent directors meeting Nasdaq’s additional requirements applicable to members of the audit committee. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Committees of the Board of Directors

Our board of directors has two standing committees: an audit committee and a compensation committee. Subject to phase-in rules and a limited exception, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee of a listed company be comprised solely of independent directors.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Altman, Hass and Hwang serve as members of our audit committee and Mr. Hass serves as the Chairman of the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Hass qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•	the appointment, compensation, retention, replacement, and oversight of the work of the independent public accounting firm and any other independent registered public accounting firm engaged by us;

•

pre-approving all audit and non-audit services to be provided by the independent public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•	reviewing and discussing with the independent public accounting firm all relationships the public accounting firm have with us in order to evaluate their continued independence;

•	setting clear hiring policies for employees or former employees of the independent public accounting firm;

•	setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•

obtaining and reviewing a report, at least annually, from the independent public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•	reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•

reviewing with management, the independent public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. Messrs. Hass and Hwang serve as members of our compensation committee and Mr. Hass serves as the chairman of the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent, subject to certain phase-in provisions. Each such person meets the independent director standard under Nasdaq listing standards applicable to members of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•

reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation (if any is paid by us), evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

•	reviewing and approving the compensation of all of our other officers;

•	reviewing our executive compensation policies and plans;

•	implementing and administering our incentive compensation equity-based remuneration plans;

•	assisting management in complying with our proxy statement and annual report disclosure requirements;

•	approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•	producing a report on executive compensation to be included in our annual proxy statement; and

•	reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, as indicated above, other than reimbursement of expenses and as set forth below, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination although we may consider cash or other compensation to officers or advisors we may hire subsequent to our initial public offering to be paid either prior to or in connection with our initial business combination. At the closing of our initial business combination, we may pay a customary financial consulting fee to our sponsor and/or affiliates of our sponsor, which will not be made from the proceeds of our initial public offering held in the trust account prior to the completion of our initial business combination. We may pay such financial consulting fee in the event such party or parties provide us with specific target company, industry, financial or market expertise, as well as insights, relationships, services or resources that we believe are necessary in order to assess, negotiate and consummate an initial business combination. The amount of any such financial consulting fee we pay will be based upon the prevailing market for similar services for comparable transactions at such time, and will be subject to the review of our audit committee pursuant to the audit committee’s policies and procedures relating to transactions that may present conflicts of interest. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other advisor and will be directly responsible for the appointment, compensation and oversight of the work of any such advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the compensation committee will consider the independence of each such advisor, including the factors required by Nasdaq and the SEC.

Director Nominations

We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605 of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Messrs. Altman, Hass and Hwang. In accordance with Rule 5605 of the Nasdaq rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

Prior to our initial business combination, the board of directors will also consider director candidates recommended for nomination by holders of our founder shares during such times as they are seeking proposed nominees to stand for election at an annual general meeting (or, if applicable, an extraordinary general meeting). Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement in connection with our initial public offering. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Conflicts of Interest

Under the laws of the Cayman Islands, directors and officers owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	directors should not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care that is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As described above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

Each of our directors and officers presently has, and in the future any of our directors and our officers may have additional, fiduciary or contractual obligations to other entities pursuant to which such officer or director is or will be required to present acquisition opportunities to such entity (including, but not limited to, Bridgetown 1 and Bridgetown 3). Accordingly, subject to his or her fiduciary duties under Cayman Islands law, if any of our officers or directors becomes aware of an acquisition opportunity which is suitable for an entity to which he or she has then current fiduciary or contractual obligations (including, but not limited to, Bridgetown 1 and Bridgetown 3), he or she will need to honor his or her fiduciary or contractual obligations to present such acquisition opportunity to such entity, and only present it to us if such entity rejects the opportunity. Our amended and restated memorandum and articles of association provides that, subject to his or her fiduciary duties under Cayman Islands law, no director or officer shall be disqualified or prevented from contracting with the company nor shall any contract or transaction entered into by or on behalf of the company in which any director shall have an interest be liable to be avoided. A director shall be at liberty to vote in respect of any contract or transaction in which he is interested provided that the nature of such interest shall be disclosed at or prior to its consideration or any vote thereon by the board of directors. We do not believe, however, that any fiduciary duties or contractual obligations of our directors or officers would materially undermine our ability to complete our business combination.

In addition, while Pacific Century is an equity owner of PineBridge, Pacific Century does not control the investment activities of PineBridge or its sponsored funds. Any assistance that PineBridge may provide to us, is subject to, among other things, PineBridge’s internal policies and procedures, applicable laws, contractual obligations to third parties and PineBridge’s fiduciary obligations to its clients. PineBridge is under no obligation to provide us with any assistance or to present us with any opportunity for a potential business combination of which they become aware.

In certain circumstances, and subject to, among other things, Thiel Capital’s internal policies and procedures, contractual obligations to third parties and applicable laws and regulations, we may seek to draw upon Thiel Capital’s network and relationships to provide access to deal prospects because of our management’s belief that such network and relationships have produced high-quality, high-value deals and companies in the past, though neither Thiel Capital nor any related entity has any obligation or duty to us or our shareholders, including without limitation any obligation or duty to present us with any opportunity for a potential business combination. We may also potentially benefit from Thiel Capital’s network and relationships in identifying companies that may be appropriate acquisition targets; however, neither Thiel Capital nor any of its related entities is obligated to identify any such target companies. Any such activities are solely the responsibility of our management team. While Bridgetown 1 may also seek to draw upon Thiel Capital’s network and relationships to provide access to deal prospects, we do not expect there to be much overlap in deal prospects due to the fact that Bridgetown 1 is substantially larger in size than we are and so we would expect it to seek a transaction of substantially larger size.

In addition to our Sponsor, members of our management team may directly or indirectly own our ordinary shares and/or private placement warrants following our initial public offering, and, accordingly, may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. Further, each of our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties, contractual obligations or other material management relationships:

Individual	Entity	Entity’s Business	Affiliation
Matt Danzeisen	Trumid	Electronic bond trading platform	Director
	Artivest	Investment platform	Director
	Coru	Financial management platform	Director
	Bridgetown Holdings Limited	Blank check company/ SPAC	Chairman and Director
	Crescendo Equity Partners	Private Equity Firm	Member of investment committee
Daniel Wong	Tokopedia	E-commerce	Director
	CompareAsia	Financial comparison website	Director
	QooApp	Anime game platform	Chairman
	Manner Culture Enterprises	Online content producer	Director
	Bridgetown Holdings Limited	Blank check company/ SPAC	Director
Samuel Altman	OpenAI	Artificial intelligence research and deployment company	Chief Executive Officer and co-founder
	Bridgetown Holdings Limited	Blank check company/ SPAC	Director
John R. Hass	RRE Ventures	Venture Capital Investment Firm	Partner
	Bridgetown Holdings Limited	Blank check company/ SPAC	Director
	Tory Burch Foundation	Charity	Board member
In Joon Hwang	LINE Corporation	Developer of mobile applications and internet services	Chief Financial Officer and Director of LN. Board members of various subsidiaries & affiliates of LN group
	Bridgetown Holdings Limited	Blank check company/ SPAC	Director

You should also be aware of the following other potential conflicts of interest:

•

Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which results in conflicts of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees before completing our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

•

Our Sponsor subscribed for Bridgetown 2 Class B Ordinary Shares before our initial public offering and private placement Bridgetown 2 Warrants in a transaction that closed concurrently with our initial public offering and in a transaction that closed concurrently with our sale of the over-allotment units.

•

Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors is included by a target business as a condition to any agreement with respect to our initial business combination. In addition, our founder, Sponsor, officers, and directors may sponsor, form or participate in other blank check companies similar to ours during the period in which we are seeking an initial business combination. Please see “Risk Factors— Risks Relating to Bridgetown 2 and the Business Combination” and “Information Related to Bridgetown 2– Conflicts of Interest” for additional information on interests of Bridgetown 2’s directors and officers.

•

Our management team, and affiliates of our management team, invest across multiple platforms, including private investment funds, public/private hybrid funds, and Bridgetown 2, and may in their sole discretion determine a particular opportunity is better suited for a different investment vehicle.

We are not prohibited from pursuing an initial business combination with a company that is affiliated with our Sponsor, officers, or directors. If we seek to complete our initial business combination with such a company, then we, or a committee of independent directors, would obtain an opinion from an independent investment banking firm or another independent firm that commonly renders valuation opinions for the type of company we are seeking to acquire or an independent accounting firm, that such an initial business combination is fair to our company from a financial point of view.

We cannot assure you that any of the above-mentioned conflicts will be resolved in our favor.

Executive Compensation

None of our executive officers or directors have received any cash compensation for services rendered to us. Our Sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors, review on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates.

After the completion of the Business Combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with the Business Combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us or PubCo after the consummation of the Business Combination, although it is possible that some or all of our executive officers and directors may negotiate employment or consulting arrangements to remain with PubCo after the Business Combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of the Business Combination will be a determining factor in our decision to proceed with the Business Combination. We are not party to any agreements with our executive officers and directors that provide for benefits upon termination of employment.

Legal Proceedings

To the knowledge of our management team, there is no litigation currently pending or contemplated against us, any of our officers or directors in their capacity as such or against any of our property.

Properties

Our executive office is located at c/o 38/F Champion Tower, 3 Garden Road, Central, Hong Kong and our telephone number is +852 2514 8888. Our executive offices are provided to us by our Sponsor at no charge. We consider our current office space, combined with the other office space otherwise available to our executive officers, adequate for our current operations.

Competition

In identifying, evaluating and selecting a target business for the Business Combination, we encountered intense competition from other entities having a business objective similar to ours, including other blank check companies, private equity groups and leveraged buyout funds, and operating businesses seeking strategic acquisitions. Many of these entities are well established and have extensive experience identifying and effecting business combinations directly or through affiliates. Moreover, many of these competitors possess greater financial, technical, human and other resources than us. Our ability to acquire larger target businesses is limited by our available financial resources. This inherent limitation gives others an advantage in pursuing the acquisition of a target business. Furthermore, our obligation to pay cash in connection with our public shareholders who exercise their redemption rights may reduce the resources available to us for the Business Combination.

Periodic Reporting and Financial Information

Our Class A ordinary shares are registered under the Exchange Act, and we have reporting obligations, including the requirement that we file annual, quarterly and current reports with the SEC. In accordance with the requirements of the Exchange Act, our annual reports will contain financial statements audited and reported on by our independent registered public accounting firm.

We will provide shareholders with audited financial statements of the prospective target business as part of the tender offer materials or proxy solicitation materials sent to shareholders to assist them in assessing the target business. These financial statements may be required to be prepared in accordance with, or be reconciled to, U.S. GAAP, or IFRS, depending on the circumstances and the historical financial statements may be required to be audited in accordance with the PCAOB. IFRS differs from U.S. GAAP in certain material respects and thus may not be comparable to financial information presented by U.S. companies. These financial statement requirements may limit the pool of potential target businesses we may acquire because some targets may be unable to provide such statements in time for us to disclose such statements in accordance with federal proxy rules and complete our initial business combination within the prescribed time frame. While this may limit the pool of potential acquisition candidates, we do not believe that this limitation will be material.

We will be required to evaluate our internal control procedures for the fiscal year ending December 31, 2021 as required by the Sarbanes-Oxley Act. Only in the event we are deemed to be a large accelerated filer or an accelerated filer and no longer qualify as an emerging growth company, will we be required to have our internal control procedures audited. A target company may not be in compliance with the provisions of the Sarbanes-Oxley Act regarding adequacy of their internal controls. The development of the internal controls of any such entity to achieve compliance with the Sarbanes-Oxley Act may increase the time and costs necessary to complete any such acquisition.

We are an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the JOBS Act. As such, we are eligible to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not “emerging growth companies” including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in our periodic reports and proxy statements, and exemptions from the requirements of holding a non-binding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved. If some investors do find our securities less attractive as a result, there may be a less active trading market for our securities and the prices of our securities may be more volatile.

In addition, Section 107 of the JOBS Act also provides that an “emerging growth company” can take advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act for complying with new or revised accounting standards. In other words, an “emerging growth company” can delay the adoption of certain accounting standards until those standards would otherwise apply to private companies. We intend to take advantage of the benefits of this extended transition period. We will remain an emerging growth company until the earlier of (i) the last day of the fiscal year (a) following the fifth anniversary of the completion of our initial public offering, (b) in which we have total annual gross revenue of at least $1.07 billion, or (c) in which we are deemed to be a large accelerated filer, which means the market value of our ordinary shares that is held by non-affiliates exceeds $700 million as of the prior June 30th, and (ii) the date on which we have issued more than $1.0 billion in non-convertible debt securities during the prior three-year period. References herein to “emerging growth company” shall have the meaning associated with it in the JOBS Act.

BRIDGETOWN 2’S MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATION

The following discussion and analysis of Bridgetown 2’s financial condition and results of operations should be read in conjunction with Bridgetown 2’s audited consolidated financial statements and the related notes to those statements included elsewhere in this proxy statement/prospectus. In addition to historical consolidated financial information, the following discussion contains forward-looking statements that involve risks and uncertainties. Bridgetown 2’s actual results could differ materially from those discussed in the forward-looking statements as a result of many factors, including those factors set forth in the sections titled “Risk Factors” and “Forward-Looking Statements”, which you should review for a discussion of some of the factors that could cause actual results to differ materially from the results described in or implied by the forward-looking statements contained in the following discussion and analysis and elsewhere in this proxy statement/prospectus.

Overview

Bridgetown 2 is a blank check company incorporated in the Cayman Islands on June 24, 2020 formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. Bridgetown 2 intends to effectuate the business combination using cash derived from the proceeds of its initial public offering and the sale of the private placement Bridgetown 2 Warrants, its shares, debt or a combination of cash, shares and debt.

Bridgetown 2 expects to continue to incur significant costs in the pursuit of its acquisition plans. Bridgetown 2 cannot assure you that its plans to complete a Business Combination will be successful.

Results of Operations

Bridgetown 2 has neither engaged in any operations nor generated any operating revenues to date. Its only activities through September 30, 2021 were organizational activities, those necessary to prepare for its initial public offering, described below, and identifying a target company for a business combination. Bridgetown 2 does not expect to generate any operating revenues until after the completion of the Business Combination. Bridgetown 2 generates non-operating income in the form of interest income on marketable securities held in its trust account. Bridgetown 2 incurs expenses as a result of being a public company (for legal, financial reporting, accounting and auditing compliance), as well as for due diligence expenses.

For the three months ended September 30, 2021, Bridgetown 2 had a net income of $5,567,512, which consists of the change in fair value of warrant liability of $8,035,200 and interest earned on marketable securities held in the trust account of $4,516, partially offset by formation and operating costs of $2,472,204.

For the nine months ended September 30, 2021, Bridgetown 2 had a net loss of $7,208,469, which consists of formation and operating costs of $4,239,694 and change in fair value of warrant liability of $2,980,800, partially offset by interest earned on marketable securities held in the trust account of $12,025.

For the three months ended September 30, 2020, Bridgetown 2 had no net income or loss.

For the period from June 24, 2020 (inception) to September 30, 2020, Bridgetown 2 had a net loss of $10,000, which consists of formation and operational costs.

Liquidity and Capital Resources

On January 28, 2021, Bridgetown 2 consummated its initial public offering of 29,900,000 Bridgetown 2 Shares which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,900,000 Bridgetown 2 Shares, at $10.00 per Bridgetown 2 Share, generating gross proceeds of $299,000,000 which is described in Note 3. Simultaneously with the closing of Bridgetown 2’s initial public offering, Bridgetown 2 consummated the sale of 12,960,000 private placement Bridgetown 2 Warrants at a price of $0.50 per Bridgetown 2 Warrant in a private placement to the Sponsor, generating gross proceeds of $6,480,000.

For the nine months ended September 30, 2021, cash used in operating activities was $920,875. Net loss of $7,208,469 was affected by interest earned on marketable securities held in the Trust Account of $12,025, the change in fair value of warrant liability of $4,406,400 and the loss on initial issuance of Private Placement Warrants of $7,387,200, and transaction costs incurred in connection with IPO of $22,869. Changes in operating assets and liabilities provided $3,295,950 of cash for operating activities.

For the period from June 24, 2020 (inception) to September 30, 2020, there were no cash used in or provided by operating activities. Net loss of $10,000 was affected by changes in operating liabilities provided $10,000 of cash for operating activities.

As of September 30, 2021, Bridgetown 2 had marketable securities held in the trust account of $299,012,025 (including $12,025 of interest income) consisting of U.S. Treasury Bills with a maturity of 185 days or less. Bridgetown 2 may withdraw interest from the trust account to pay taxes, if any. Bridgetown 2 intends to use substantially all of the funds held in the trust account, including any amounts representing interest earned on the trust account (less income taxes payable), to complete the Business Combination. To the extent that Bridgetown 2’s share capital or debt is used, in whole or in part, as consideration to complete the Business Combination, the remaining proceeds held in the trust account will be used as working capital to finance the operations of the target business or businesses, make other acquisitions and pursue its growth strategies.

Bridgetown 2 intends to use the funds held outside the trust account primarily to identify and evaluate target businesses, perform business due diligence on prospective target businesses, travel to and from the offices, plants or similar locations of prospective target businesses or their representatives or owners, review corporate documents and material agreements of prospective target businesses, and structure, negotiate and complete a business combination.

In order to fund working capital deficiencies or finance transaction costs in connection with a business combination, the Sponsor, or certain of Bridgetown 2’s officers and directors or their affiliates may, but are not obligated to, loan Bridgetown 2 funds as may be required. If Bridgetown 2 completes a business combination, Bridgetown 2 would repay such loaned amounts. In the event that a business combination does not close, Bridgetown 2 may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used for such repayment. The working capital loans would either be repaid upon consummation of a business combination or, at the lender’s discretion, up to $1,500,000 of such working capital loans may be convertible into warrants of the post-business combination entity at a price of $0.50 per warrant. Such warrants would be identical to the Bridgetown 2 Warrants. Except for the foregoing, the terms of such working capital loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2021, Bridgetown 2 had no outstanding borrowings under the working capital loans

Bridgetown 2 does not believe it will need to raise additional funds in order to meet the expenditures required for operating its business. However, if Bridgetown 2’s estimate of the costs of identifying a target business, undertaking in-depth due diligence and negotiating a business combination are less than the actual amount necessary to do so, Bridgetown 2 may have insufficient funds available to operate its business prior to the Business Combination. Moreover, Bridgetown 2 may need to obtain additional financing either to complete the Business Combination or because it becomes obligated to redeem a significant number of the Bridgetown 2 Shares upon consummation of the Business Combination, in which case it may issue additional securities or incur debt in connection with such Business Combination.

Off-Balance Sheet Arrangements

Bridgetown 2 has no obligations, assets or liabilities, which would be considered off-balance sheet arrangements as of September 30, 2021. Bridgetown 2 does not participate in transactions that create relationships with unconsolidated entities or financial partnerships, often referred to as variable interest entities, which would have been established for the purpose of facilitating off-balance sheet arrangements. Bridgetown 2 has not entered into any off-balance sheet financing arrangements, established any special purpose entities, guaranteed any debt or commitments of other entities, or purchased any non-financial assets.

Contractual obligations

Bridgetown 2 does not have any long-term debt, capital lease obligations, operating lease obligations or long-term liabilities other than described below.

The underwriters of the initial public offering are entitled to a deferred fee of $0.35 per share, or $8,715,000 in the aggregate on 24,900,000 shares sold in its initial public offering, which excludes 5,000,000 of the 7,875,000 shares that were purchased by an affiliate.

Critical Accounting Policies

The preparation of condensed financial statements and related disclosures in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and income and expenses during the periods reported. Actual results could materially differ from those estimates. Bridgetown 2 has identified the following critical accounting policies:

Warrant Liability

Bridgetown 2 accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to its own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations.

Class A Ordinary Shares Subject to Possible Redemption

Bridgetown 2 accounts for its ordinary shares subject to possible conversion in accordance with the guidance in ASC Topic 480 “Distinguishing Liabilities from Equity.” Ordinary shares subject to mandatory redemption are classified as a liability instrument and measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that are either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within its control) are classified as temporary equity. At all other times, ordinary shares are classified as shareholders’ equity. Bridgetown 2’s ordinary shares feature certain redemption rights that are considered to be outside of its control and subject to occurrence of uncertain future events. Accordingly, ordinary shares subject to possible redemption are presented at redemption value as temporary equity, outside of the shareholders’ equity section of its condensed balance sheets.

Net Income (Loss) Per Ordinary Share

Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period. Bridgetown 2 applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary shares are excluded from earnings per share as the redemption value approximates fair value.

Recent Accounting Standards

Bridgetown 2’s management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on Bridgetown 2’s condensed financial statements.

In August 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40) (“ASU 2020-06”) to simplify accounting for certain financial instruments. ASU 2020-06 eliminates the current models that require separation of beneficial conversion and cash conversion features from convertible instruments and simplifies the derivative scope exception guidance pertaining to equity classification of contracts in an entity’s own equity. The new standard also introduces additional disclosures for convertible debt and freestanding instruments that are indexed to and settled in an entity’s own equity. ASU 2020-06 amends the diluted earnings per share guidance, including the requirement to use the if-converted method for all convertible instruments. ASU 2020-06 is effective January 1, 2022 and should be applied on a full or modified retrospective basis, with early adoption permitted beginning on January 1, 2021. Bridgetown 2 is currently assessing the impact, if any, that ASU 2020-06 would have on its financial position, results of operations or cash flows.

Quantitative and Qualitative Disclosures About Market Risk

Bridgetown 2 is a smaller reporting company as defined by Rule 12b-2 of the Exchange Act and is not required to provide the information otherwise required under this item.

PROPERTYGURU’S BUSINESS

Unless the context otherwise requires, all references in this section to the “Company,” “we,” “us” or “our” refer to the business of PropertyGuru and its subsidiaries prior to the consummation of the Business Combination, which will be the business of PropertyGuru Group Limited and its subsidiaries following the consummation of the Business Combination.

Overview

We are the leading PropTech company in Southeast Asia, with leading Engagement Market Shares in Singapore, Vietnam, Malaysia and Thailand, based on SimilarWeb data between January 2021 and June 2021. We strive to be the trusted advisor to every person seeking property by making finding a home as straightforward, transparent and efficient as possible. Our platforms provide: (1) online property listings to match buyers, sellers, tenants and landlords; (2) digital, marketing and sales process automation software services for developers; (3) a mortgage marketplace and brokerage; and (4) a data-provision business for consumers, agents, developers and banks.

We leverage data and technology to create a trusted and transparent digital property marketplace. Our digital property classifieds marketplaces provide agents, developers and property seekers access to real estate data and online tools to help them with their property goals throughout their property transaction journey. We primarily do this by connecting home buyers and renters with agents and developers on our desktop and mobile app platforms, which are underpinned by data analytics and compelling experience design. Our customers are primarily agents and developers who advertise residential and commercial properties for sale or rent in our Priority Markets.

Our home mortgage marketplace, PropertyGuru Finance, matches property buyers in Singapore to suitable mortgages that are advertised by banks on our platform and brokered by us. In connection with our mortgage brokerage business, we have referral arrangements with a number of major banks in Singapore, which allows us to offer property buyers competitive bank rates and service with our trusted partner banks.

Through our data services business, PropertyGuru DataSense, we provide data services to agents through our customer website and apps. Customers are able to track the transaction and market prices of properties. In December 2020, we acquired MyProperty Data Sdn Bhd (“MyProperty Data”), a Malaysia-focused data analytics platform. In Malaysia we provide valuation tools to developers, agents, banks and property valuers.

We also operate the PropertyGuru Asia Property Awards, our awards and events business. We source entries from thirteen markets across Asia and organize annual awards ceremonies in seven of these markets to assess and honor top developers for their achievements each year. Our Awards categories include residential and commercial developments, architecture, design, sustainable building techniques and corporate social responsibility. In addition to generating a strong revenue stream from our developer customer base, our awards and events business allows us to strengthen relationships with key industry players, which we believe creates long-term strategic benefits for PropertyGuru.

We built our presence in Southeast Asia through organic growth and strategic acquisitions to enhance our revenue growth and diversify our offerings. Our organic growth has been driven by our focus on expanding our marketplace through innovation, and developing new products and services that help us stay ahead of the evolving needs of our markets. These innovations include PropertyGuru Lens, an app that allows users to search for property in the real world through their smart phone camera, PropertyGuru StoryTeller, an immersive content experience to help Singapore real estate developers market and sell their offerings virtually, and Home Loan Pre-Approval, a Fintech solution that allows Malaysian home seekers to check mortgage eligibility online.

Our strategic acquisitions have sought to extend the depth and reach of our products and services. In 2015, we acquired our SaaS-based sales automation solution, PropertyGuru FastKey, which is used by developers to enable end-to-end project management from launch to sales conversion. Since the end of 2019, we have made transformative investments in technology, products and markets that we believe will further strengthen our market leadership and accelerate our growth through the recovery from the COVID-19 pandemic. On August 3, 2021, through our acquisition of the Panama Group, we acquired iProperty’s (a subsidiary of REA Group) Malaysia and Thailand property portal businesses, iProperty.com.my, thinkofliving.com and Prakard.com, to solidify our leadership in those markets, as well as Brickz.my, an online data platform that adds data analytics capabilities in Malaysia.

Our headquarters are in Singapore. As of June 30, 2021, our platform connects more than 52 million property seekers, based on Google Analytics data, to more than 57,000 agents in our digital property marketplace of more than 3.3 million real estate listings.

Our Industry

PropertyGuru is an operator of property portals in Southeast Asian countries, namely Indonesia, Malaysia, Singapore, Thailand and Vietnam. Property portals are online marketplaces that provide a platform for the advertising of real estate (including residential, commercial and industrial properties) for sale or lease by real estate agents, property developers and in some cases by individual vendors. Property portals provide access to a much wider range of properties than is available on the websites of individual estate agents or developers, and with advanced search functionality, allow property buyers to filter properties based on individual requirements and easily search for appropriate properties while providing content to guide and advise buyers. For property advertisers, portals offer access to a much larger group of potential buyers than can be achieved through personal contacts and direct marketing.

Over the past 20 years, in developed markets such as Australia, the UK and the US, property portals such as realestate.com.au, Rightmove and Zillow have established leading market positions, in the process displacing print publications (primarily local newspapers and magazines) as the main media for property advertising.

Southeast Asian markets are at a much earlier stage in the evolution of online property advertising, and have some structural differences with markets in developed countries. Nonetheless, over time Frost & Sullivan expects that a similar process will occur, with continued migration of property advertising to the online channel.

Market Drivers

Frost & Sullivan considers that there are a number of factors which are stimulating the market opportunity for property portals in Southeast Asia.

Growing Urban Populations

The growth in urban populations drives demand for housing. Whilst in developed markets such as Australia, UK and US, the urban population is broadly stable at around 85% of the total population, in Southeast Asia (except Singapore), the level of urbanization is lower, although it is growing as populations increasingly move to cities for economic reasons. Whilst the total population in the Southeast Asian markets is forecast to increase at a CAGR of 1% between 2013 and 2023, the urban population is forecast by the International Monetary Fund (IMF) to increase at a CAGR of 2.3% and to reach 271 million by 2023, up from 216 million in 2013, according to the IMF World Economic Outlook Database, April 2019.

Table 1: Urban Population (millions), Southeast Asia, 2013 and 2023F

	2013	2023F
Indonesia	129.4	161.6
Malaysia	22.1	27.3
Singapore	5.4	5.9
Thailand	30.7	36.8
Vietnam	28.7	39.6

Source: IMF World Economic Outlook Database, April 2019

Increasing Levels of Internet Access

Use of property portals is directly related to the level of internet access in a market, and especially the level of mobile internet use, particularly through smartphones, as property searching is an activity typically undertaken on the move. The percentage of the population that uses the internet ranges from 76% to 95% in developed markets, although it is lower in Southeast Asia (except Malaysia and Singapore), averaging 74% in 2020. By 2025, it is projected by Frost & Sullivan to range from 79% in Thailand to around 100% in Malaysia, based on historic growth trends.

Table 2: Percentage of Individuals that uses the Internet, Southeast Asia, 2015 and 2025F

	2015	2025F
Indonesia	22%	94%
Malaysia	71%	100%
Singapore	79%	96%
Thailand	39%	79%
Vietnam	45%	86%

Sources: International Telecommunications Union (ITU), Percentage of the Population using the Internet; Frost & Sullivan projections for 2025

Middle Class Expansion

Rising wealth levels in Southeast Asia are expected to increase levels of property ownership and drive growth in property transactions, although there was a COVID-19 related fall in wealth in 2020 in most markets. Between 2015 and 2025, the average GDP per capita (at current prices) in Southeast Asia is forecast by the IMF to increase at 3.2% CAGR, from $15,414 in 2015 to $21,130 by 2025, according to the IMF World Economic Outlook Database, October 2020.

Table 3: GDP per Capita ($, Current Prices), Southeast Asia, 2015 and 2025F

	2015	2025F
Indonesia	3,368	5,429
Malaysia	9,663	14,766
Singapore	55,646	70,766
Thailand	5,840	9,476
Vietnam	2,556	5,212

Source: IMF World Economic Outlook Database, October 2020

Offline-to-Online Migration of Real Estate Advertising

A comparison of online property advertising expenditure as a percentage of the total for Australia, UK and Southeast Asia is given below. With online share of 26% across Southeast Asia in 2020 compared to 94% in Australia and 84% the UK, Southeast Asia is at the online penetration level achieved in Australia and the UK in 2008/09, i.e. online penetration levels are lagging these developed markets by approximately 12 years.

Table 4: Online Property Advertising Expenditure as Percentage of Total, Australia, UK & Southeast Asia, 2010, 2015, 2020 and 2025

	2010	2015	2020	2025F
Australia	31%	60%	94%	N/A
UK	33%	61%	84%	N/A
Indonesia	N/A	2.9%	9.4%	23.6%
Malaysia	N/A	14.4%	33.3%	45.9%
Singapore	N/A	24.1%	50.7%	63.6%
Thailand	N/A	9.5%	26.7%	40.5%
Vietnam	N/A	10.0%	20.6%	38.6%

Source: Frost & Sullivan

Total Addressable Market—Core and Ancillary Services

Property portals in developed markets are increasingly diversifying their revenue streams from property advertising to include a range of other services typically related to property transactions. These include broader project marketing services for developers, financial services (such as mortgage and insurance broking), providing property data, and providing operating systems for agents/developers. The general strategy is to broaden the involvement of portals across the property transaction lifecycle. Whereas portals have traditionally focused on advertising properties where sales authority has been given, ancillary services broaden portal involvement from vendor appraisal through to the lodgment of title deeds.

The total addressable market for PropertyGuru including the core TAM and ancillary services TAM is estimated at approximately $8.1 billion as indicated below.

Table 5: Total Addressable Market for PropertyGuru, Southeast Asia, 2020

Market	Estimated Market Value ($ bn)	Brief Description
Agent & Developer Marketing	2.3	Core listings marketplace and developer marketing solutions
—Singapore	0.5
—Vietnam	0.5
—Malaysia	0.3
—Thailand	0.6
—Indonesia	0.4
Fintech	1.7	Mortgage commissions, property and rental insurance
Data services	0.5	Valuation & data consultancy services for valuers, banks, developers and governments
Developer OS	0.9	Enabling core IT systems automation for developers in sales, marketing, and property management
Home services	2.7	Contractor services and moving services
Total	8.1

Source: Frost & Sullivan

Our Market Opportunity

We are uniquely positioned to capture the significant opportunities created by favorable, long-term macro tailwinds of urbanization, growing affluence and digitalization in Southeast Asia. According to Frost & Sullivan, Southeast Asia currently has a population of approximately 473 million. Approximately 62% of Southeast Asia’s population is below 30, according to Euromonitor. According to Digital in 2020 Yearbook, the average amount of time internet users spent per day using the internet is approximately 8 hours across our Priority Markets and the Philippines, compared to the global average of approximately 6 hours 43 minutes.

Southeast Asia is estimated to become the fourth largest economy in the world by 2030 with a vibrant pool of increasingly affluent property seekers, according to the Singapore Business Review. According to Frost & Sullivan, this growth is expected to be driven by:

•	Urbanization: over 50 million urbanites will need housing in major cities and towns across our five markets by 2023.

•	Middle class expansion: the emergence of the growing middle class with increasing purchasing power and digital adoption is expected to contribute to 61% growth in GDP per capita by 2025.

•

Digitalization: the internet penetration rate in Southeast Asia is expected to increase significantly with more than 200 million people moving online by 2025. Offline-to-online migration in Southeast Asia markets lags approximately 10 years behind other developed markets and is expected to catch up quickly.

We currently operate in a market that encompasses advertising and marketing expenditure by agents/ agencies, and marketing expenditure from developers. This is a large addressable market that has continued to expand due to economic tailwinds, favorable consumer trends and a growing real estate advertising market across our Priority Markets. According to Frost & Sullivan, our total addressable market, including core TAM and ancillary services TAM, is estimated at approximately $8.1 billion.

We have 14 years of offering property information across Southeast Asia while the PropTech industry emerged in the region. We have leading market shares in Singapore, Vietnam, Malaysia and Thailand in terms of Engagement Market Share, based on SimilarWeb data.

Our History and Corporate Structure

We began operations as a digital property classifieds marketplace in Singapore in 2007. Our growth story has been characterized by gaining market share through a high-quality product offering and continued innovation, underpinned by strategic investments. The list below provides an overview of key events in our history.

2007	Founded in Singapore by Stephen Nicholas Melhuish & Jani Rautiainen

2008	Investment from angel investors

2011	Initial expansion into Malaysia, Indonesia and Thailand

2012	Strategic investment by Deutsche Telekom and Immobilienscout24

2015	Acquired eProperty Track (now PropertyGuru FastKey) to build sales process automation capability

Acquired RumahDijual.com real estate portal to solidify leadership in Indonesia

Investment by the TPG Investor Entities, Emtek, and Square Peg Capital

2016	Acquired Asia Property Awards to strengthen developer relationships and marketing solutions

Expanded into Vietnam with strategic 20% investment in Batdongsan.com.vn

Hari V. Krishnan appointed as CEO

2018	Investment by the KKR Investor

Acquired 100% ownership of Batdongsan.com.vn

2019	Launched PropertyGuru Lens and Home Loan Pre-Approval

2020	Acquired MyProperty Data to gain access to a data analytics platform in Malaysia

Launched home mortgage marketplace, PropertyGuru Finance

Closed Series E and Series F funding rounds

2021	Through the acquisition of the Panama Group, acquired iProperty.com.my, thinkofliving.com and Prakard.com to add to the portal businesses in Malaysia and Thailand, as well as Brickz.my, an online data platform that adds data analytics capabilities in Malaysia

Our Strengths

Our mission is to continue strengthening property seekers’ engagement with our platforms and developing and providing market-first technology-based products and services to our customers in our Priority Markets to help them make more confident decisions. We have the following competitive strengths:

Leading market positions across five Priority Markets

Our digital property marketplaces have leading market shares in Singapore, Vietnam, Malaysia and Thailand in terms of Engagement Market Share: 81% in Singapore (5.0 times more than our closest peer); 74% in Vietnam (2.9 times more than our closest peer); 95% in Malaysia (22 times more than our closest peer); 61% in Thailand (2.7 times more than our closest peer); and 37% in Indonesia (0.7 times more than our closest peer), based on SimilarWeb data between January 2021 and June 2021. We have multiple well-established brands that are synonymous with real estate listings in Southeast Asia, with organic traffic representing 65% of the traffic to our platforms, based on Google Analytics data between January 2021 and June 2021.

Our digital property classifieds marketplaces benefit from network effects created by a “virtuous cycle,” in which a large number of property seekers engaged with an online marketplace attract a large number of agents, developers, vendors and landlords, and vice versa, which in turn helps enhance the scale and market positions of in our Priority Markets. This is consistent with the evolution of the online property advertising industry in developed markets such as Australia and the United Kingdom, where the industry has consolidated into two or three main companies that share a significant majority of online property advertising revenue, according to Frost & Sullivan.

Attractive business model leading to strong financial profile

Our online property listing marketplaces use a tiered subscription model to enable agents to advertise properties and help them match buyers and tenants in all our markets. In Vietnam we have a tailored pay per listing model as well as a range of depth products that help to drive our yield for the Vietnam marketplace by allowing agents to improve the ranking of their listings and/or make their listings more attractive to consumers. We offer a broad suite of services for developers across our markets, including digital advertising and software solutions to support their sales and marketing needs, and awards and events to help feature and promote their projects. Our fast-growing Fintech business, which is based on commissions for loan origination and digital advertising services for lenders, helps address the opaque, slow and manual bank mortgage process and unfamiliarity of agents with mortgage products. We deliver smart home financing solutions that digitally integrate the home financing ecosystem and leverage customer data to deliver and extract economic value over the customer lifetime.

Focus on technology and innovation

Our ongoing investment into our platforms by scaling our product and technology teams is the key enabler to sustained innovation, and this has allowed us to continue developing proprietary technology platforms, with innovative features and functionality to deliver our agent and developer clients and property seekers a better experience. Our platforms have been developed to operate efficiently across different markets in multiple languages and currencies and with integrated mobile and other technology capabilities. Our business is underpinned by constant technological innovation and investment. We have three pillars of innovation through (i) artificial intelligence and machine learning, (ii) immersive content (through PropertyGuru FastKey) and (iii) our SaaS sales process automation solution. With artificial intelligence and machine learning, we provide tailored recommendations to enhance user experience and improve the quality of our property photos through sophisticated image moderation. With immersive content we deliver guides to the ‘green’ credentials of a listing and PropertyGuru Lens—an AI-driven tool to allow users to search property through their smartphone camera. Our PropertyGuru FastKey platform is sales process automation software that has evolved into a tool for developers to digitize and optimize their sales processes. We are also investing in our Fintech and data services.

Successful growth through strategic acquisitions

We have supplemented our organic growth initiatives with a number of strategic acquisitions in recent years that have primarily been executed to accelerate market penetration in our Priority Markets and to further integrate the breadth of our product offerings in, and to fast-track expansion into, new markets. Our significant acquisitions between 2015 and 2021 include:

•	PropertyGuru FastKey to strengthen new project sales capability (July 2015);

•	RumahDijual to solidify market position in Indonesia (December 2015);

•	Asia Property Awards to strengthen relationships with senior management of developers and offer a comprehensive developer marketing solution (January 2016);

•	Batdongsan.com.vn (20% stake in 2016 and 100% ownership in October 2018) to gain access to Vietnamese property market;

•	MyProperty Data (December 2020)—data analytics platform in Malaysia; and

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The Panama Group acquisition, through which we acquired iProperty.com.my, thinkofliving.com and Prakard.com to add to the portal businesses in Malaysia and Thailand, as well as Brickz.my, an online data platform that adds data analytics capabilities in Malaysia.

Our Company has grown through expanding beyond Singapore, increasing our number of agents and increasing ARPA across each of our Priority Markets (excluding Vietnam where we operate a pay-as-you-go model and focus on increasing the number of listings and revenue per listing). We have a strong track record of M&A integration, with our operations in Singapore, Thailand, Indonesia and Malaysia (excluding the recently acquired Panama Group) using a common technology platform and a single source code where applicable, which provides scale efficiencies and gives us speed-to-market with new products and developments. While our Vietnam business currently operates its own technology platform, we plan to integrate it into our common technology platform over time.

“Digital native” senior leadership team with a long term vision and culture of innovation

We are led by a highly experienced management team with deep technology expertise. Our management team has a proven track record and is well-placed to deliver our focused strategy going forward. Our CEO, Hari V Krishnan, joined us in 2016, having previously held the role of Vice President, APAC & Japan at LinkedIn, growing their Asia business. Joe Dische, our CFO, joined us in 2018, having previously held the position of CFO at ASX-listed iCar Asia. Both Hari and Joe have significant strategic, financial and technology-related experience across Asia. Our Company has continued its investment in human capital, building out a market leading executive team around Hari and Joe, with deep technology, finance, and business experience in the digital sector. We believe that our investment in human capital will allow the Company to continue its track record of growth and innovation.

Our Growth Strategy

Technology innovation underpinning growth

Technology development and product innovation are central to our growth strategy. Our three pillars of innovation through (i) artificial intelligence and machine learning, (ii) immersive content and (iii) our SaaS sales process automation solution (through PropertyGuru FastKey), complement our existing technology platform. We intend to continue focusing on technological innovations, including expanding our depth products offering to enable our customers to further differentiate their property listings and advances in our Fintech and data services.

Agent/agency initiatives

In Singapore, we are shifting our focus to driving significant ARPA growth based on the “up-sell” of higher-tier subscription packages to deliver enhanced value and increased innovation to enhance depth product penetration. We are in a high growth phase in Vietnam, where we believe there is substantial opportunity for continued expansion through customer acquisition, growth in the number of listings with increasing demand, and increased average revenue per listing. In Malaysia, Indonesia and Thailand, our near-term focus is on enhancing our property seeker proposition to increase our agent base, and looking to improve monetization by increasing ARPA across our agent base through increased penetration of depth products. In Malaysia and Thailand we are also focused on the integration of our business with the recently acquired Panama Group.

Developer proposition

Our key focus includes continued innovation and product development of PropertyGuru FastKey and increased executive engagement with top regional developers, supported by our award shows and events. We expect that growth will continue to be supported by the migration from offline to online advertising as developers in our Priority Markets continue to increase their online advertising expenditure. We are also integrating our data solutions.

Strategic acquisitions

Strategic acquisitions remain a core component of our growth strategy. We intend to continue supplementing our organic growth initiatives with strategic acquisitions to further integrate the breadth of our product offerings in our markets. We will continue to assess acquisition or partnership opportunities to enter new markets or strengthen our product offerings, including potentially funding further acquisitions into direct adjacencies as described below. See “—Pursuing adjacent growth opportunities.”

Pursuing adjacent growth opportunities

We have identified a number of potential adjacent growth opportunities such as data, Fintech, home services (including contractor and moving services) and developer operating systems. We see Fintech and data services as near-term opportunities for expansion.

Accessibility of home financing and insurance solutions in our Priority Markets is significantly behind that of more developed markets, where the prevalence of mortgage broking is a key component of these markets. Our priority is to expand our mortgage business in Singapore given the country’s more mature financial ecosystem. We plan to do so through innovation, partnerships with other industry players (e.g. banks), cross-selling of financial services such as insurance, and potentially acquiring suitable targets. We aim to expand our Fintech business in other Priority Markets in the future.

We believe there is a significant opportunity for us to expand our business through the development or acquisition of data capabilities. Data is already being leveraged for services such as automated property valuation, which provides property owners and seekers and finance parties indicative property prices and helpful insights on their transaction enquiries; strategic developer advice; and property transaction volume demand planning. Elements of these tools may be extended across all of our Priority Markets over time.

Acquisition of the Panama Group

On August 3, 2021, we completed the acquisition of the Panama Group, pursuant to which we allotted and issued to REA new ordinary shares in our capital comprising an 18.0% equity interest in our enlarged company. REA is also entitled to appoint one director to our Board and will have the right to nominate one director to PubCo’s board upon completion of the Business Combination.

The Panama Group operates the following:

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iProperty.com.my, an online property portal in Malaysia. According to Frost & Sullivan, iProperty.com.my is the second-leading portal in Malaysia (after PropertyGuru) in terms of monthly counts of total site property listings for 2020, with 4.1 million. iProperty.com.my is also the second-leading portal in Malaysia (after our Company) in terms of Engagement Market Share, based on SimilarWeb data;

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Brickz.my, an online data platform providing property transaction data in Malaysia. Brickz.my compiles officially recorded transactions from the Valuation and Property Services department (Jabatan Peniliain Dan Perkhidmatan Harta) in Malaysia and provides this information to customers for a fee (for single reports on a particular project/township or for subscriptions) or for free on its website (for the latest available 10 past transactions for any projects/townships). The data insights provided by Brickz.my are also available to subscribers of iPropertyPRO, thereby providing property agents with valuable insights into the property market, which helps them make better-informed decisions;

•	Thinkofliving.com, a property review site in Thailand. thinkofliving.com has Engagement Market Share of 4% based on SimilarWeb data; and

•	Prakard.com, a property marketplace in Thailand with a Engagement Market Share of 1% based on SimilarWeb data.

The property portals operated by the Panama Group had more than 11,000 agents and more than 10 million property seekers as of June 30, 2021, which brings the total number of agents across our platforms to more than 57,000 and the total number of property seekers across our platforms to more than 52 million.

Our acquisition of the Panama Group establishes Malaysia as a third large growth market for our Company and brings significant synergies to us. We believe that our acquisition of the Panama Group will bolster our ability to provide property seekers with transparent and easy access to the most comprehensive set of data, actionable insights, and services to support their home ownership aspirations in Southeast Asia. We also believe that the acquisition will accelerate our ambition of becoming the “Trust Platform” for the property ecosystem—a platform that connects Southeast Asia’s property markets into an efficient ecosystem that builds trusted relationships between agents, consumers, developers, valuers and banks by driving greater transparency and efficiency.

The transaction also provides support from REA Group, a global PropTech platform, as a strategic shareholder. As part of the PIPE Investment, REA will make an additional $51.9 million equity investment in PubCo, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru.

Recent Developments

PropertyGuru experienced strong business momentum in the late fourth quarter of 2021. This was the result of market recovery from the impact of COVID-19 in Singapore, Vietnam and Malaysia. PropertyGuru also benefitted from its continued investment into its technology platforms and product innovation, as well as strategic acquisitions during the COVID-19 period. Such acquisitions include MyProperty Data in November 2020 and iProperty and ThinkofLiving in August 2021. PropertyGuru is pleased to have welcomed REA as a significant shareholder as part of the iProperty and ThinkofLiving acquisitions, and is excited about the opportunities for further growth through synergy between PropertyGuru and the acquired businesses and the addition of REA’s CEO, Owen Wilson, to the PropertyGuru board of directors.

In Singapore, property prices increased by 10.6% year-on-year in 2021 compared to a 2.2% year-on-year increase in 2020. On the back of solid customer confidence, PropertyGuru increased agent subscription prices, for new and renewed packages, on average by 15% in November 2021. Year-ending 2021 Engagement Market Share in Singapore was strong at 84%, based on SimilarWeb data (average July to December 2021). In addition, PropertyGuru’s Fintech business unit launched ‘SmartRefi.’ Bringing innovation to mortgage refinancing in Singapore, SmartRefi is a tool that lets users auto-track their mortgage against daily market rates to help them decide the best time to refinance. SmartRefi was embedded into a substantial brand campaign in the fourth quarter of 2021.

In Vietnam, the government eased lock-down measures in the fourth quarter of 2021. This led to a sharp recovery in real estate market activity. New property listings increased 4.5 times in December 2021 compared to August 2021, enabling the business to exit the year strongly.

In Malaysia, PropertyGuru successfully completed the post-merger integration of the iProperty business, which it acquired in August 2021. PropertyGuru’s integrated approach to managing the PropertyGuru and iProperty brands focuses on leveraging their strong organic traffic positions and internal collaboration to drive innovative solutions to better serve Malaysian property seekers and customers. This has enabled PropertyGuru to realize early deal synergies in the form of reduced marketing spend, increased cross-selling opportunities and staff optimization. PropertyGuru anticipates that the consolidation of functions (Product, Technology, Finance, Sales, Marketing, and HR) within the two brands will continue to drive further efficiencies and synergies. As the lockdown restrictions eased in Malaysia in the fourth quarter, the property market saw renewed activity. With its continued >90% Engagement Market Share in Malaysia, PropertyGuru believes that its business is positioned optimally to capture the increased post-COVID 19 market momentum.

Our Products and Services

Our business provides a range of products and services for agents/agencies, developer and financial institutions customers. We primarily offer tiered-subscription packages to our agent/agency customers that give them access to our digital property classifieds marketplaces, generating opportunities for them to rent or sell properties to property seekers. Our offering to developers primarily consists of digital advertising on our websites, participation in annual award shows and events and our sales process automation and data products.

(1)	These Agents pay annual upfront fees that generally may not be refunded after the initial 30 day trial period has elapsed so are considered recurring
(2)	Depth Products are optional features and add-ons that Agents can purchase, from within or on top of their subscription packages, to enhance visibility and performance.

Agents Business

Our agents business provides products and services to agents and some select agencies through our digital property classifieds marketplaces. Currently in our Priority Markets, property owners typically do not work exclusively with a single agent, and it is permissible for multiple agents to market a single property. As a result, we focus on developing relationships with and generating revenue from individual agents, rather than competing for individual property listings, as is common in developed markets like Australia. Based on our last six months average as of June 30, 2021, we have over 49,000 agents in our Priority Markets.

Our revenue model is predominantly subscription-based, where agents currently pay upfront fees for an annual subscription that provides them with a number of advertising (“Ad”) credits. In all our Priority Markets other than Vietnam, agents can currently select one of our annual subscription packages, with each subscription package providing a different number of concurrent listings, ad credits, functionality of data and premium features. Higher tier subscription packages offer access to more features and a greater volume of ad credits.

Agents can use ad credits to list properties and purchase depth products to increase the prominence of their listings on our digital marketplaces. Agents can purchase additional discretionary ad credits as they utilize those included in their subscription package, or they can purchase certain products directly on a cash basis.

Upfront fees are not generally refunded after an initial 30 day trial period has elapsed. Agents can currently upgrade their subscription package at any time during the term of their subscription but can only downgrade during the month when their subscription is due to expire. Ahead of a price increase, agents can either (i) avail themselves of an “early bird renewal” option and renew their subscription one month ahead of the scheduled price increase at current prices or (ii) upgrade their subscription early to a higher package at current prices. The early bird renewal option is only available to those agents whose subscription is due to expire in the month when the price increase will take place.

We believe we have a significant opportunity to increase our ARPA across all of our Priority Markets (except Vietnam where we operate a different business model). Increases to ARPA are driven by headline price increases in subscription packages, variable pricing of depth activities and discretionary credits. Increases are also a function of agents increasing their online marketing expenditure to take up premium products. Our strategy to increase agent subscription revenue is to focus on renewals across our subscriber base, while continually optimizing current subscription packages to upsell our products and services to our subscriber base. Our strategy to increase agent discretionary revenue involves encouraging agents to differentiate their listings through the purchase of depth products that offer them branding and listing promotions solutions. Capitalizing on a competitive advertising market, our strategy is to continue to invest in and introduce a wider variety of depth products that stimulate higher discretionary spending and drive growth in ARPA.

In Vietnam, we offer a pay-as-you-go model, whereby agents pay for each individual property listing and additional features as required. This model is specific to the Vietnamese market, where there is a large number of agents that are part-time or casual, and therefore their ability to finance annual subscriptions is currently limited. We have no immediate plans to change this approach which provides a low barrier to entry for part-time or casual agents and encourages industry participation.

Our higher-margin depth products have become an attractive offering to complement an agent’s standard listings. Depth products include:

•	Featured Agent, which provides agents and developers with exposure in a particular development or area;

•	Turbo, which provides increased listing exposure through listing placement at the top of the search, larger photos and additional content;

•	Boosts, which boost listings to the top of the search page for a period; and

•	Reposts, which involve the reposting of existing listings so that the expiry date of the listings will be automatically extended, raising its position in search results.

‘Boosts’, ‘Reposts’ and ‘Turbo’ can be purchased using discretionary credits, while ‘Featured Agent’ and similar products, can only be purchased individually. Depth products provide an encouragement for agents to either upgrade their base subscription package or buy more discretionary Ad credits. Agents are charged additional fees for these services.

Our Singapore business has seen continued take-up of depth products, including ‘Featured Agent’ and Boost. However, this take-up is still below comparable businesses in developed markets such as Australia and the United Kingdom where premium products have been a significant source of advertising revenue growth. We believe that there is significant potential to increase depth product revenues in our new and existing agent base in Singapore but also in Malaysia, Thailand and Indonesia, where depth product penetration has been lower.

An example of our tiered subscription pricing model and the inclusions within these packages is set out below, as of October 2021. This example shows our Singapore subscription packages. Our subscription packages are similar across all of our Priority Markets with the exception of Vietnam—which operates under a pay-as-you-go model.

Developer Business

Our developer business provides developers with access to our Awards / Events and Digital advertising / software solutions.

Our awards and events business, which is an integral component of our developer business, is one of the largest property awards series in Asia based on the number of markets covered and consists of an independent judging panel of industry experts in each market. Our awards and events business sources entries from fourteen markets across Asia. The awards and events business generates revenue by assessing residential and commercial properties and organizing annual property awards events (physical and digital) in various countries to honor top developers. Winners are entitled to use the official PropertyGuru Asia Property Awards logo in their external marketing materials and are provided with digital marketing packages. In addition to providing a strong revenue stream from our developer customer base, the awards and events business provides long-term strategic value by allowing PropertyGuru to build strong relationships with developers. Our awards and events business, PropertyGuru Asia Property Awards, contributed S$5.8 million to our revenue in 2020.

We also host real estate events including showcases and exhibitions at which developers can buy booths to promote their businesses and recent property developments. In recent times these events have become digital and showcase property from across the Southeast Asian region.

Our customer base includes developers that utilize our digital property classifieds marketplaces for advertising, content marketing and performance products. Our developer business model is predominantly based on display advertising and content marketing, which increases property seekers’ awareness of our developers’ customers’ brands, leading to sales enquiries. Developers pay us fees based on the duration as well as the prominence of advertising. Our performance products, which consist of prominent homepage placement and audience targeting, are charged on a fee per lead basis. Developers use PropertyGuru FastKey to automate multiple parts of their sales process from sales collateral delivery, tracking the performance of various sales channels, digitizing document generation, accepting real-time bookings and accessing an agent marketplace to ensure faster sales of their new projects.

We see a significant opportunity to increase advertising share within our developer customer base, as these customers are still at the early stages of moving their advertising spends from offline (print, outdoor, events) to online solutions. Currently, we have paying developers across sixteen markets (including our awards and events business business).

Despite the significant amount of new property developments in our Priority Markets, we currently only have a small share of developer advertising expenditure in those markets, primarily because developers still allocate significant advertising expenditure to offline media.

We believe that the transparency of the developer’s marketing performance on online channels versus offline mediums, and the ability to access larger and easily-segmented audiences, will lead to more developer expenditure moving online. We expect that this transition will be further supported by the increase in cross-border transactions, which has seen developers actively seeking to attract foreign investors. These foreign investors can be more effectively targeted and reached through online advertising.

Our Platform and Technology

Platform overview

We operate desktop web, mobile web and mobile application platforms across all our Priority Markets. Our mobile web and mobile application platforms are our primary driver of user engagement, with approximately 81% of traffic to our platforms coming from mobile in the six months ended June 30, 2021.

We use a common multi-tenant technology platform and single source code in each of our Priority Markets except in Vietnam and the recently acquired Panama Group. This provides scale efficiencies, and gives us speed-to-market with new products and developments. In each Priority Market, the platform is localized, including in terms of language and currency and certain market-specific features and configurations.

Our Vietnam business currently operates on its own technology platform. This strategy currently suits our business in Vietnam given the stage of the business and the market structure (both payment model and agent structure) relative to our other Priority Markets. As the Vietnamese market matures, we may seek to integrate the business into our common technology platform.

Our technology platform design is centered on three key user groups—property seekers, agents and developers.

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For property seekers, our business has a desktop web, mobile web and mobile application consisting of a user-friendly interface and layout. Our business across our Priority Markets currently has over 3.3 million monthly real estate listings, as well as extensive content to help property seekers better understand the market. Our property seeker platform includes a streamlined and intuitive navigation flow, powered by artificial intelligence, to optimize the user search experience. Our platform has the capability to personalize user experience based on usage history so users can quickly resume searches and find relevant content, which provides a seamless experience for returning users. This functionality is complemented by tailored content for our rental and sales offerings. We utilize augmented reality technology to provide property seekers with immersive content experiences such as PropertyGuru Lens.

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Our technology platform for agents is underpinned by easy-to-use online marketplaces, where agents can view and update their current listings, add new listings and are given access to data analytics tools that help them understand the performance of their marketing process. Some of our discretionary depth products are integrated into the platform providing features such as email alerts, display rankings or enhanced listings. The platform also supports online payments for depth product purchase (e.g. ad credits) by agents to enhance the convenience and ease of purchase.

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Our SaaS-based sales automation solution PropertyGuru FastKey is used by developers to distribute content, as well as to manage their salesforce and leads. Developers use this software to automate multiple parts of their sales process from sales collateral delivery, tracking the performance of various sales channels, digitizing document generation, accepting real-time bookings and accessing an agent marketplace to ensure faster sales of their new projects. In addition to allowing developers to centralize key project processes, this software gives them access to rich media content and enables the creation of compelling and interactive presentations to entice buyers.

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PropertyGuru FastKey also has an agent outreach functionality that gives developers a marketplace for agents across the region, as well as transaction automation that provides live tracing and forecasting of inventory, eBooking to support online payment processing and other features including process automation tools and a direct property seeker online booking system.

Product development

We have developed proprietary, scalable technology platforms, with features and functionality designed to deliver our agent and developer clients and property seekers a great user experience. Our platforms have been developed to operate efficiently across different markets in multiple languages and currencies and with integrated mobile and other technology capabilities.

Our business is underpinned by constant technological innovation and investment. We have three pillars of innovation through (i) artificial intelligence and machine learning, (ii) immersive content and (iii) our SaaS sales process automation solution (through PropertyGuru FastKey).

Artificial Intelligence and Machine Learning

We have developed software that leverages artificial intelligence to make every property search a highly personalized and intuitive experience. Our on-site discovery capability is driven by our proprietary Artificial Intelligence Recommendation Engine (“AIRE”), which we launched in April 2018. Our AIRE allows us to recommend a property based on property seekers’ preferences and behaviors. Underpinning this are machine learning algorithms, which have been trained to recognize behavioral cues to determine the kind of properties that could be of best interest to the user. As AIRE learns more about each user’s unique needs and preferences, the platform will become increasingly tailored, smarter, and more accurate. As property recommendations to the user improve, the user experience is enhanced through increased engagement, which allows us to more easily retain those users.

In addition to enhancing our search capabilities via AIRE, artificial intelligence plays an integral role in the ongoing moderation and quality control of content via our proprietary Quality Photos Guide. Internal data analytics have shown us that listings with images containing face/text overlays generate fewer leads, and some images on listings are “broken” where only a partial portion of the image can be seen. Using artificial intelligence, we automatically scan uploaded images and flags problematic images. The listings are then assigned a quality score based on the analysis, after which agents are alerted to problematic images, and given tips on how best to improve their images and listing performance. This process allows for significantly better listing performance, and our AI-driven solution seeks to ensure that all images uploaded by agents comply with contemporary property seeker expectations on image quality. The technology extends beyond images, and is also being used to analyze text in listings.

Immersive Content

Our search capability is further enhanced through the use of augmented reality technology. In January 2019, we launched PropertyGuru Lens, a visual search solution that allows users to search properties by simply using the camera on their smartphone. Powered by augmented reality, artificial intelligence and machine learning technologies, PropertyGuru Lens works by analyzing the visual and geo-spatial data collected through the user’s mobile device to perform different tasks. The solution identifies the building and then give users the property listings of all units that are available for purchase or rent, all in real-time. PropertyGuru Lens is currently available in Singapore, and we expect to continue developing and improving this technology in the near future.

In May 2020, we launched a new digital feature, StoryTeller, that allows 360-degree walkthroughs of a project, its units and the surrounding cityscape. StoryTeller is part of PropertyGuru FastKey, and will allow developers to go to market as soon as their project is approved, without the need to wait for the construction of its show flat or sales gallery. With the VR-powered experience powered by StoryTeller, property seekers can easily move through the interiors and exteriors of projects, including their surroundings, facilities and street views—enabling them to compare various projects at their convenience and make confident property decisions. Property seekers can also view, select and even register interest for a unit based on their preference and as per real-time inventory availability in the project. In addition, StoryTeller enables agents to host viewings and close deals remotely. With the reshaping of consumer behavior from social distancing measures implemented amid the COVID-19 pandemic and virtual becoming the new normal, we believe that the integration of StoryTeller into PropertyGuru FastKey will enhance the consumer experience by enabling immersive digital experiences and bring greater transparency and flexibility for all in the property ecosystem.

In January 2021, we launched our new feature in Singapore, the PropertyGuru Green Score, which assigns a sustainability rating to properties listed on our platforms. By partnering with Reomnify, a location data intelligence platform, we have devised the PropertyGuru Green Score based on the number of Mass Rapid Transit (MRT) train stations and bus stops within 400 meters and the number of sustainability awards received by the project at PropertyGuru Asia Property Awards. With a rating of one to five, properties are rated from Average to Good and Excellent, and the PropertyGuru Green Score is displayed prominently on our property listings. Through the PropertyGuru Green Score, we hope to encourage Property Seekers to choose eco-friendly homes, recognize sustainable housing projects and developers, and raise awareness around green living.

SaaS Sales Process Automation Solution (PropertyGuru FastKey)

Developers use PropertyGuru FastKey to distribute content, as well as manage their salesforce and leads. This software allows developers to centralize key project data, as well as offer rich media and promotions content. PropertyGuru FastKey contributed S$1.0 million to our revenue in 2020. For more information, see “—Our Platform and Technology—Platform Overview.”

Our Priority Markets

Singapore

We began operations as a digital property classifieds marketplaces in Singapore in 2007. We have the largest market share among digital property marketplaces in Singapore with 81% Engagement Market Share (5.0 times more than our closest peer), based on SimilarWeb data. Organic traffic represents 86% of the traffic to our platforms in Singapore, based on Google Analytics data between January 2021 and June 2021. Our Singapore business contributed 57% of our revenue in 2020, and 61% of our revenue in the six months ended June 30, 2021.

Our Singapore business is in a phase of increasing profitability, whereby having acquired the majority of the agent market we are now primarily focused on increasing ARPA through pricing measures and increasing depth products penetration to enable our customers to further differentiate their property listings. We focus on renewals among high-value, loyal subscribers and upselling agents to move up to higher tier subscription packages.

Furthermore, given the relatively mature nature of the Singapore market, we believe that agents need to differentiate their listings. We seek to capitalize on this need by introducing a wider range of depth products to allow agents to increase the prominence of their listings. We continue to invest in brand-building and maintaining strong positions in organic search rankings in critical online channels such as Google and Facebook to help maintain our market leadership. We do this through search engine optimization techniques rather than through paid advertising.

We also own CommercialGuru.com.sg (“CommercialGuru”), a marketplace for office space, retail and industrial property. CommercialGuru provides a directory of commercial properties as well as leads for commercial services, including financial and household maintenance services. It also provides commercial property resources, market news and research reports.

Vietnam

We first entered the Vietnamese market in 2016 when we acquired a 20% stake in the holding company of Batdongsan.com.vn, the leading digital property marketplace in Vietnam. In 2018, we increased our 20% shareholding in the Vietnamese legal holding structure to fully consolidate the business from an accounting perspective. Batdongsan.com.vn has the largest market share among digital property marketplaces in Vietnam with 74% Engagement Market Share (2.9 times more than its closest peer), based on SimilarWeb data, underpinned by high organic traffic and a strong brand. Organic traffic represents 96% of the traffic to our platforms in Vietnam, based on Google Analytics data between January 2021 and June 2021. The strong economic growth in Vietnam, combined with looser restrictions on foreign real estate purchases and a growing middle class, have driven a boom in the Vietnam residential property market over the last decade. We have benefited from this growth as more people use our platform to advertise their property listings.

Our Vietnam business operates on a pay-as-you-go model, due to the nature of the market where a large portion of agents are casual or part-time in nature only, as compared to Singapore and our other Priority Markets where there is a significant number of full-time, professional and registered agents. Our Vietnam business contributed 22%, or S$18.3 million, of our revenue in 2020 and 24% of our revenue in the six months ended June 30, 2021 and was Adjusted EBITDA positive in 2019 and 2020 and the six months ended June 30, 2021. We are in a high growth phase in this region, where we believe there is substantial opportunity for continued expansion through customer acquisition and increased ARPA, while expanding profitability.

Malaysia

We entered the Malaysian digital property classifieds marketplace in 2011 through the launch of www.Homeguru.com.my and the purchase of FullHouse Media Sdn Bhd, owners of FullHouse.com.my. In 2012, we consolidated under our Singapore brand, PropertyGuru, leveraging its established brand name to assure property seekers of overall consistency and the same quality experience as well as to consolidate marketing resources under the PropertyGuru brand name.

On August 3, 2021, we acquired iProperty.com.my, the second-leading portal in Malaysia (in terms of Engagement Market Share, based on SimilarWeb data for the last three month average as of December 31, 2020), and Brickz.my, an online data platform providing property transaction data in Malaysia. Through the PropertyGuru and Panama Group platforms, we have the largest market share among digital property marketplaces in Malaysia with 95% Engagement Market Share (22 times more than our closest peer), based on SimilarWeb data for the last six month average as of June 30, 2021. Organic traffic represents 33% of the traffic to our platforms in Malaysia (including the Panama Group platforms), based on Google Analytics data between January 2021 and June 2021. The Panama Group generated S$18.5 million in revenue in 2020. Our acquisition of the Panama Group establishes Malaysia as a third large growth market for our Company and brings significant synergies to us. For more information, see “—Our Growth Strategy—Acquisition of the Panama Group.”

Our strategy has been to invest in long-term fundamentals by ensuring we provide the best consumer experience, build strong organic traffic, and invest in solid customer relations for purposes of listing acquisition and monetization. With the acquisition of iProperty.com.my, our Malaysian business is now in a phase of integration and increasing profitability, where having acquired the majority of the agent market we are now primarily focused on increasing ARPA through pricing measures and increasing depth products penetration to enable our customers to further differentiate their property listings.

In December 2020, we acquired MyProperty Data, Malaysia’s largest property data company. MyProperty Data achieved S$0.6 million revenue in 2020.

Indonesia

We entered the Indonesian market in 2011 through our acquisition of Rumah.com. We further strengthened our position with the acquisition of RumahDijual.com in 2015, which brought together two of Indonesia’s leading property websites. We completely overhauled our Indonesian business website in October 2011 to bring it onto the same platform and brand identity as our other Southeast Asian operations. “Rumah” means “home” or “property” in Bahasa Indonesia, which gave us the benefit of increased Google search traffic for people looking for these relevant keywords. Our Indonesian business contributed S$2.1 million to our revenue in 2020.

We have a 37% Engagement Market Share (0.7 times our closest peer), based on SimilarWeb data. Our nearest peer operates both property classifieds and digital agency models. Organic traffic represents 80% of the traffic to our platforms in Indonesia, based on Google Analytics data between January 2021 and June 2021.

Thailand

We acquired ddproperty.com in July 2011, with its founders helping run the business post-acquisition, including establishing the office and hiring key staff. The name ddProperty translates to “Good Property” in Thai. The site was initially displayed solely in the Thai language, with an English option for ddProperty added in mid-2012, which positioned us to cater to the large number of expatriates living and investing in the Thai property market.

Our strategy in Thailand is categorized by growth and investment. We believe that we have an opportunity to extend our leadership position by increasing our agent numbers, as well as driving ARPA growth across the business.

On August 3, 2021, we acquired thinkofliving.com, a property review site in Thailand, and Prakard.com, a property portal in Thailand. For more information, see “PropertyGuru’s Business—Our Growth Strategy—Acquisition of the Panama Group.” We have the largest market share among digital property marketplaces in Thailand with 61% Engagement Market Share (2.7 times more than our closest peer), based on SimilarWeb data. Organic traffic represents 81% of the traffic to our platforms in Thailand, based on Google Analytics data between January 2021 and June 2021.

Fintech

Across Southeast Asia, property seekers have substantial unmet needs in home financing and insurance. Access to mortgage financing in our Priority Markets is much more difficult than in most developed markets, exacerbated by low financial literacy in some of our markets. As a result, research shows that consumers are dissatisfied due to the complex, manual and opaque mortgage processes. Real estate agents often lack the expertise to advise, leaving an opportunity for PropertyGuru to come in. In general, we believe that the regulators in our Priority Markets are supportive of Fintech players to enter into the mortgage financing industry.

We launched our mortgage business, PropertyGuru Finance, in Singapore in March 2020. PropertyGuru Finance provides financial institutions with access to our digital mortgage marketplace. Buyers are matched to suitable mortgages online and through a team of PropertyGuru mortgage advisors. Upon each successful match, the financial institution pays PropertyGuru a commission. We also generate revenue from PropertyGuru Finance through insurance cross-selling commission and digital advertising services for lenders.

As of the end of August 2021, the value of mortgages that were arranged by PropertyGuru Finance was in excess of S$1 billion, and we have begun to offer insurance products in Singapore on a broker basis. We believe there is still significant potential for growth, given that there are approximately 45,000 annual transactions (or approximately S$32 billion per annum) in Singapore and S$65 million of annual commissions paid (mainly to bank-employed brokers in Singapore), according to Frost & Sullivan. We also intend to expand our PropertyGuru Finance offering beyond Singapore into our other Priority Markets, either organically or through strategic acquisitions.

We also offer Home Loan Pre-Approval, a Fintech solution that allows Malaysian home seekers to check mortgage eligibility online.

Data Business

We believe there is a significant opportunity for us to expand our business through the development or acquisition of data capabilities. Our approach has been to position ourselves as a single source of truth with respect to our proprietary consumer demand data, and provide reference price data in countries without official records. In addition, we have built up our data science and technology capabilities, and have increased ease of data access through more intuitive interfaces.

Through our data services business, PropertyGuru DataSense, we are using our data to provide market insights and intelligence for agents, developers, property seekers and banks. Vantage(+) is our property market data and analytics data dashboard for developers and banks, which is a transaction database that provides pricing analytics, location insights, property seeker demand analysis, auction data and geo-analytics. ValueNet and ProxyPrice are our cloud-based solutions for valuers and banks to help them improve the turnaround time and quality of property valuations. The system analyzes and validates property valuation data using proprietary PropertyGuru models, automatically routes bank panel requests for valuation and allows for tracking, management and valuation requests.

Marketing and Brand Awareness

Our marketing focuses on three audiences: (i) property seekers and, (ii) real estate agents and (iii) real estate developers.

With regard to property seekers, our objective is to acquire and retain quality traffic that subsequently generates quality enquiries for agents and developers on our platform. We seek to optimize unit economics, namely the cost of acquisition of a property enquiry. To achieve this, we invest in both long-term fundamentals such as brand, reputation and organic traffic, and in shorter-term performance instruments such as paid online advertisement. We believe this has enabled us to achieve high levels of traffic in recent years.

Priorities in marketing to property seekers in each of our markets are Search Engine Optimization (“SEO”), content marketing and branding. The strength of our brands, the extensive volume and quality of our first-party data and our strong organic positions in critical online channels (e.g. Google) provide a strong basis for continued attractive acquisition unit economics in the medium-term.

With regard to agents and developers, we seek to increase our market share by continually enhancing company reputation, value perception and product adoption through automated content marketing, sponsorships, promotional programs, customer training, loyalty programs and thought-leadership events. These initiatives have enabled us to grow revenues from both agents and developers in recent years. We also increase our market share with agents and developers via the ‘virtuous cycle’ whereby a growing number of property seekers searching our platforms attract agents and developers to advertise on our platforms.

Supplier Relationships

We have developed most of our core technology internally utilizing open-source code (with the exception of the technology platforms that underpin our Vietnamese business and the business of the Panama Group,. This includes, but is not limited to, our digital property classifieds marketplaces and other innovations such as PropertyGuru Lens.

We use Amazon Web Services for a majority of our hosting and infrastructure requirements including storage, networking and database management. Other external suppliers we utilize include Oracle for Enterprise Resource Planning system; Salesforce for our Customer Relationship Management system and marketing cloud; and Google and Facebook for advertising purposes.

Competition

We face competition to attract consumers to our website and mobile applications and to attract advertisers to purchase our advertising products and services. Participants in the online real estate advertising market in our Priority Markets include PropTech platforms and developer and agent websites which all compete for market share in the industry, as well as offline real estate brokers and agents. Brand awareness, reputation, user experience and data accuracy, breadth and depth and pricing are all factors that contribute to competitiveness. We also compete for a share of advertisers’ overall marketing budgets with traditional media such as newspapers, television, magazines and billboards.

Intellectual Property

Substantial elements of our websites, applications, databases and underlying technology, as well as our domain names and trademarks are proprietary in nature. We endeavor to protect our investment in our intellectual property in the jurisdictions where we do business.

We have 44 registered trademarks, including registrations for “PropertyGuru” and the PropertyGuru logo. We are the registered holder of a variety of domain names, including “PropertyGuru.com.sg,” “CommercialGuru.com.sg,” “Rumah.com,” “RumahDijual.com,” “Batdongsan.com.vn,” “ddproperty.com” and “asiapropertyawards.com,” and have full legal rights over all these domain names for the period for which such domain names are registered. We also have 29 pending trademarks.

In addition to the protection provided by our intellectual property rights, we enter into confidentiality and proprietary rights agreements with certain of our employees, consultants, contractors and business partners. Certain of our employees and contractors are also subject to invention assignment agreements. We further control the use of our proprietary technology and intellectual property through provisions in both our general and product-specific terms of use on our website.

In addition to the intellectual property that we own, we license certain intellectual property from third parties. In particular, we license certain intellectual property rights from third parties related to certain aspects of our business.

We believe the value associated with our brands contributes to the appeal and success of our products, and our future ability to develop, acquire or license new brand names of similar quality, and to protect those brands, is important to our continued success. Therefore, we continue to invest in the recognition and protection of our brands.

For risks related to our intellectual property, see “Risk Factors—Risks Related to PropertyGuru’s Intellectual Property and Technology.”

Employees

As at June 30, 2021, December 31, 2020 and 2019, we had 1,413, 1,314 and 1,259 full-time employees. We have developed a culture of innovation where employees seek to proactively solve complex problems and challenges faced by a high growth business. Our employees undertake extensive technical and strategic training, which equips them for these challenges.

Our team operates in a flat, low hierarchy and agile environment that promotes bold ideas and innovation. To enhance engagement we hold regular town hall sessions to update employees on our strategy and progress. This ensures all employees understand our mission of helping people make confident property decisions through relevant content and actionable insights. We believe this form of open communication helps to foster a sense of purpose among all employees and take individual responsibility for making our Company better in every aspect.

None of our employees are represented by a labor union or party to a collective bargaining agreement, except for our employees in Vietnam. Our Vietnamese employees are party to a collective bargaining agreement, and we work with our Vietnamese employees and their representatives to ensure there is regular, open communication to maintain a strong and harmonious relationship between all parties. We have never experienced any work stoppages or strikes as a result of labor disputes. We consider our relationship with our employees to be good.

Diversity and Inclusion

We value the benefits that diversity and inclusion bring to its business. By building a team with individuals from diverse backgrounds, accompanied by a culture of inclusion, we believe that we can accelerate innovation and embrace the unique experience, ideas, skills and perspectives of every individual. Our employees come from 38 different countries around the world. 60% of our employees and one-third of PubCo’s director nominees are women. As a business, we believe that this focus on diversity and inclusion can help to enable the delivery of the best customer and consumer experience and shareholder value.

We are committed to implementing initiatives across our business to enhance the diversity of our organization and ensure we have an inclusive culture where all employees feel heard, valued, respected and are encouraged to reach their full potential. We do this by providing annual training and development on diversity and inclusion for all employees, heightening our cultural competence, stimulating conversations, and providing the space for all of us to take collective steps in creating a culture of mutual respect that embraces and promotes individual differences as well as reflects the customers and communities we serve.

Organizational Structure

The table below sets forth a description of our organizational structure as of the date of this proxy statement/prospectus.

Note:

(1)	Mr. Stephen Nicholas Melhuish, Mr. Jani Antero Rautiainen and Mrs. Kamolpat Sawaengkit each hold 1 ordinary share in PropertyGuru International (Thailand) Co. Ltd.
(2)	Mr. Jani Antero Rautiainen, Mrs. Kamolpat Sawaengkit and Mr. Napong Pantong each hold 1 ordinary share in PropertyGuru Group (Thailand) Co. Ltd.
(3)	Pursuant to a shareholders’ agreement dated September 11, 2019, Mr. Ohm’s preference shares carry diluted and minimal rights and controls over DDProperty Media Ltd.

Facilities

Our headquarters are located in Singapore and consists of approximately 25,963 square feet of leased office space. This facility currently accommodates the majority of our executive leadership team and leadership of our product and technology, marketing, sales and corporate functions.

We also lease offices in Malaysia, Thailand, Indonesia, Vietnam and India. We believe that our facilities are adequate to meet our needs for the immediate future, and that, should it be needed, suitable additional space will be available to accommodate any such expansion of our operations.

Regulations

This section sets forth a summary of the significant regulations or requirements in the jurisdictions where we conduct our material business operations, namely our Priority Markets. We are subject to laws and regulations relating to, among others, data privacy and consumer protection laws, intellectual property rights, anti-money laundering and terrorism financing, employment and labor, foreign investment, dividend distributions and foreign exchange controls.

As a Singapore-incorporated company, we are, with regards to privacy legislation, subject principally to the Personal Data Protection Act 2012 (No. 26 of 2012 of Singapore) (“PDPA”) in relation to the collection, use and/or disclosure of personal data.

There are two key parts of the PDPA: (i) the protection of an individual’s “personal data”, i.e. data, whether true or not, about an individual who can be identified from that data or other accessible information; and (ii) the establishment of a Do-Not-Call Registry for individuals to register their Singapore telephone numbers to indicate their desire to opt out from receiving certain types of marketing messages.

The key obligations of the PDPA are as follows:

•

Purpose limitation obligation: Personal data must be collected, used or disclosed only for purposes that a reasonable person would consider appropriate in the circumstances, and if applicable, have been notified to the individual concerned.

•	Notification obligation: Individuals must be notified of the purposes for the collection, use or disclosure of their personal data, prior to such collection, use or disclosure.

•

Consent obligation: The consent of individuals must be obtained for any collection, use or disclosure of their personal data, unless exceptions apply. An organization must allow the withdrawal of consent which has been given or is deemed to have been given.

•

Access and correction obligations: When requested by an individual and unless exceptions apply, an organization must: (i) provide that individual with access to his personal data in the possession or under the control of the organization and information about the ways in which his personal data may have been used or disclosed during the past year; and/or (ii) correct an error or omission in his personal data that is in the possession or under the control of the organization.

•

Accuracy obligation: An organization must make reasonable efforts to ensure that personal data collected by or on their behalf is accurate and complete if such data is likely to be used to make a decision affecting the individual or if such data will be disclosed to another organization.

•	Protection obligation: An organization must implement reasonable security arrangements for the protection of personal data in its possession or under its control.

•

Retention limitation obligation: An organization must not keep personal data for longer than it is necessary to fulfill: (i) the purposes for which it was collected; or (ii) a legal or business purpose.

•	Transfer limitation obligation: Personal data shall not be transferred out of Singapore except in accordance with the requirements prescribed under the PDPA.

•

Accountability obligation: An organization is accountable for personal data in its possession or under its control. The organization must implement the necessary policies and procedures in order to meet the obligations under the PDPA and shall make information about its policies and procedures publicly available upon request.

•

Data breach notification obligation: An organization must assess whether a data breach is notifiable and must notify the Commission where the data breach is assessed to be notifiable. Unless exceptions apply, the organization must also notify the affected individuals of the data breach.

•

Data portability obligation: An organization is required to transmit an individual’s personal data that is in electronic form to another organization if requested by that individual. Note that as of August 15, 2021, this obligation is not yet in force.

On the Do-Not-Call Registry requirements under the PDPA, before sending marketing messages to a Singapore telephone number (through voice call, text messages, and fax), organizations must first check that such numbers are not listed on the relevant Do-Not-Call Registers (i.e. the No Voice Call Register, the No Text Message Register and the No Fax Message Register). A failure to do so is a contravention of the PDPA, although an organization is not required to check the Do-Not-Call Registers in certain prescribed instances, for example, where the organization has obtained “clear and unambiguous” consent from the user, and such consent is evidenced in written or other form accessible for subsequent reference.

Similarly, there are personal data protection laws and regulations imposed on the Group Companies in each of the other Priority Markets.

We have also aligned our practices with the Practice Guidelines for Ethical Advertising issued by the Council for Estate Agencies (the “CEA Practice Guidelines”). The CEA Practice Guidelines seeks to provide estate agents and salespersons with clear and detailed guidelines on the use of advertisements to comply with the Code of Ethics and Professional Client Care established under the Estate Agents (Estate Agency Work) Regulations 2010 and establish best practices in advertisements. While Management has confirmed that we are not regulated by the Council for Estate Agencies, as a facilitator of property listings to the public, we nevertheless observe the CEA Practice Guidelines as a matter of best practice. Other than in Malaysia, where registered agents are required to comply with advertisement and publicity requirements, there are no similar regulations and guidelines in the other Priority Markets.

We are subject to many other laws and regulations, including those related to intellectual property, protection of minors and property seeker protection. We are also subject to laws and regulations in our other Priority Markets which regulate our right to operate a business there, including foreign ownership restrictions.

Legal Proceedings

From time to time, we may become involved in actions, claims, suits, and other legal proceedings arising in the ordinary course of its business, including assertions by third parties relating to intellectual property infringement, breaches of contract or warranties or employment-related matters. We are not currently a party to any actions, claims, suits or other legal proceedings the outcome of which management believes, if determined adversely to us, would individually or in the aggregate have a material adverse effect on our business, financial condition, and results of operations.

PROPERTYGURU MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Unless the context otherwise requires, all references in this section to the “Company,” “we,” “us” or “our” refer to the business of PropertyGuru and its subsidiaries prior to the consummation of the Business Combination, which will be the business of PropertyGuru Group Limited and its subsidiaries following the consummation of the Business Combination.

You should read the following discussion and analysis of our financial condition and results of operations together with the “Selected Historical Financial Data of PropertyGuru” and the historical audited consolidated financial statements as of and for the years ended December 31, 2020 and 2019 and the related notes included elsewhere in this proxy statement/prospectus. Some of the information contained in this discussion and analysis or set forth elsewhere in this proxy statement/prospectus, including information with respect to our plans and strategy for our business and related financing, includes forward-looking statements that involve risks and uncertainties. As a result of many factors, such as those set forth under the “Risk Factors” and “Forward-Looking Statements” sections and elsewhere in this proxy statement/prospectus, our actual results may differ materially from those anticipated in these forward-looking statements.

Company Overview

We are the leading PropTech company in Southeast Asia, with leading Engagement Market Shares in Singapore, Vietnam, Malaysia and Thailand, based on SimilarWeb data between January 2021 and June 2021. Our digital property marketplaces have leading market shares in Singapore, Vietnam, Malaysia and Thailand in terms of Engagement Market Share, based on SimilarWeb data. We strive to be the trusted advisor to every person seeking property by making finding a home as straightforward, transparent and efficient as possible. Our platforms provide: (1) online property listings to match buyers, sellers, tenants and landlords; (2) digital, marketing and sales process automation software services for developers; (3) a mortgage marketplace and brokerage; and (4) a data-provision business for consumers, agents, developers and banks.

Non-IFRS Financial Measures and Key Performance Metrics

We manage our business by tracking several non-IFRS financial measures and key performance metrics through our internal analytics systems. For our group and each of our Priority Markets, we monitor our Adjusted EBITDA, Adjusted EBITDA Margin and Engagement Market Share. We monitor additional performance metrics in Singapore and Vietnam where we operate businesses that are in more mature stages of growth. For our business in Singapore, we monitor our number of agents, ARPA and renewal rate. For our business in Vietnam, we monitor our number of listings and average revenue per listing.

The following table shows our non-IFRS financial measures and key performance metrics for the six months ended June 30, 2021 and 2020 and the years ended December 31, 2020 and 2019.

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
Revenue (S$ in thousands)
Marketplaces
Singapore	25,382	22,501	46,654	49,357
Vietnam	10,098	7,800	18,269	19,857
Malaysia	4,216	3,592	7,888	7,600
Other Asia(1)	2,052	2,090	8,261	11,630
Fintech and data services	1,142	391	1,023	—

Total	42,890	36,374	82,095	88,444
Costs (S$ in thousands)
Cost of sales	6,469	3,040	10,207	14,216
Operating expenses	41,193	26,958	67,433	61,715
Total costs	(47,662)	(29,998)	(77,640)	(75,931)
Net loss	(150,568)	(2,298)	(14,408)	(38,515)
Net loss margin(2)	(351.1%)	(6.3%)	(17.6%)	(43.5%)
Adjusted EBITDA	(4,772)	6,375	4,455	12,513
Adjusted EBITDA Margin(3)	(11.1%)	17.5%	5.4%	14.1%
Capital Expenditure (S$ in thousands)	5,430	5,063	7,910	8,821
Engagement Market Share(%)(4)
Singapore	81%	75%	75%	78%
Vietnam	74%	70%	65%	69%
Malaysia	95%	93%	95%	93%
Thailand	61%	54%	57%	49%
Indonesia	37%	37%	32%	42%
Singapore metrics
Number of agents	13,890	13,507	13,369	13,866
ARPA (S$)	1,539	1,426	2,967	2,777
Renewal rate (%)	83%	71%	76%	79%
Agent Services Revenue	21,378	19,263	39,664	38,512
Developer Services Revenue	4,003	3,238	6,990	10,845
Vietnam metrics
Number of listings (in millions)	3.5	3.5	7.5	9.2
Average revenue per listing (S$)	2.76	2.12	2.34	2.08
Agent Services Revenue	9,599	7,513	17,634	19,003
Developer Services Revenue	499	287	635	854

(1)	Includes Thailand and Indonesia.

(2)	Net loss margin is calculated as net loss as a percentage of revenue.

(3)

Adjusted EBITDA is a non-IFRS financial measure defined as net loss for year/period plus changes in fair value of preferred shares and embedded derivatives, finance cost, depreciation and amortization, income tax expense, impairments when the impairment is the result of an isolated, non-recurring event, share grant and option expenses, loss on disposal of plant and equipment and intangible assets, currency translation loss, fair value loss on contingent consideration, business acquisition transaction and integration cost and cost of proposed listing.

Adjusted EBITDA Margin is defined as the respective non-IFRS financial measure as a percentage of revenue.

For a reconciliation of Adjusted EBITDA, which is a non-IFRS measure, to the most directly comparable financial measure stated in accordance with IFRS, see “Selected Historical Financial Data of PropertyGuru—Non-IFRS Financial Measures.”

(4)

In this proxy statement/prospectus, Engagement Market Share for December 2020 is presented for the period of October 2020 through December 2020 as SimilarWeb modified its algorithm in October 2020. For all other periods, Engagement Market Share based on average monthly engagement for the preceding six months instead of the preceding three months.

Adjusted EBITDA and Adjusted EBITDA Margin

In addition to our results determined in accordance with IFRS, we disclose the non-IFRS measure Adjusted EBITDA. Adjusted EBITDA is a non-IFRS financial measure defined as net loss for year/period plus changes in fair value of preferred shares and embedded derivatives, finance cost, depreciation and amortization, income tax expense, impairments when the impairment is the result of an isolated, non-recurring event, share grant and option expenses, loss on disposal of plant and equipment and intangible assets, currency translation loss, fair value loss on contingent consideration, business acquisition transaction and integration cost and cost of proposed listing.

Adjusted EBITDA Margin is defined as Adjusted EBITDA as a percentage of revenue.

We have presented Adjusted EBITDA because it provides investors with greater comparability of our operating performance without the effects of unusual, non-repeating or non-cash adjustments. These include the changes in fair value of preferred shares and embedded derivatives related to our Series B, Series D1, Series E and Series F preference shares. PropertyGuru’s outstanding preferred shares were converted into ordinary shares in August 2021. The cost of our previous listing attempt is excluded due to its one-off nature. Share based payments and other items are excluded due to their non-cash or non-operating nature.

For more information about non-IFRS measures and a reconciliation of each non-IFRS measure to the most directly comparable financial measure stated in accordance with IFRS, see “Selected Historical Financial Data of PropertyGuru—Non-IFRS Financial Measures.”

Engagement Market Share

Engagement Market Share is the average monthly engagement for websites owned by PropertyGuru as compared to average monthly engagement for a basket of peers. Monthly engagement is calculated as the number of visits to a website during a period multiplied by the total amount of time spent on that websites for the same period, in each case based on data from SimilarWeb. In this proxy statement/prospectus, Engagement Market Share for December 2020 is presented for the period of October 2020 through December 2020 as SimilarWeb modified its algorithm in October 2020. For all other periods, Engagement Market Share based on average monthly engagement for the preceding six months instead of the preceding three months. The average time spent on a website is calculated as the time elapsed between the first and last page view per visit (visits are closed after 30 minutes of inactivity). We believe that Engagement Market Share is a useful benchmark for comparing revenue generation ability from paying agent and developer clients because it is based on consumer engagement, which we believe is in turn a useful predictor of the ability of a property marketplace’s ability to generate leads for advertisers.

Number of agents (Singapore)

Number of agents for a period is calculated as the sum of the number of agents with a valid 12-month subscription package at the end of each month in a period divided by the number of months in such period. The number of agents is driven by the renewal rate of existing agents and our ability to sell subscriptions to new agents.

We believe that the number of agents in Singapore provides a useful metric to measure the scale and usage of our platform. The number of agents in Singapore has remained constant in recent periods due to the mature stage of our business in Singapore and having most of the agents consistently using our platform.

Average revenue per agent, or ARPA (Singapore)

We define ARPA as agent revenue for a period divided by the average number of agents in that period, which is calculated as the sum of the number of total agents at the end of each month in a period divided by the number of months in such period.

Our ARPA has increased historically due to the more widespread use of depth products and pricing changes. In Singapore, the price of the subscription package price has increased, as has the price of discretionary ad credits. We also utilize variable pricing for various actions on our platform, which has also driven APRA improvement. In addition, ARPA can be driven by changes to the subscription mix, with agents being encouraged to upgrade their subscription package to higher tier packages as their activity and ad credit usage increase.

We believe that ARPA is a useful metric to measure monetization of our platform.

Renewal rate (Singapore)

We define the renewal rate as the number of agents that successfully renew their annual package during a year/period divided by the number of agents whose packages are up for renewal (at the end of their 12-month subscription) during that year/period.

Historically renewal rate has been influenced by the strength of the property market (which may encourage agents to remain operating) and by pricing actions that the Company has taken.

We believe that renewal rates are a useful metric to measure the effectiveness of our platform as a means for agents to generate leads and the success of our pricing actions.

Number of listings (Vietnam)

In Vietnam, we operate a pay-as-you-go model due to the large number of casual and part-time agents in the market, which creates a low barrier to entry. Our agents in Vietnam pay to list each individual listing instead of purchasing a subscription package. Therefore, effective monetization depends on our ability to sustain the number of listings that agents post to our platform. This is measured as the sum of all listings created in each month over the relevant period (other than listings from promotional accounts). Number of listings is used to calculate average revenue per listing, which is described below.

Average revenue per listing (Vietnam)

Average revenue per listing is defined as revenue for a period divided by the number of listings in such period. Average revenue per listing varies based on listing duration, product mix, and promotions. Therefore, we believe it is a useful metric to monitor the growth of our business in Vietnam and the success of our various products, services and promotions.

Key Factors Affecting Our Business

There are a number of factors that affect the performance of our business, and the comparability of our results from period to period, including:

COVID-19 Impact

The global pandemic associated with COVID-19 has caused major disruption to all aspects of the global economy and daily life since the start of 2020, particularly as quarantine and stay-at-home orders have been imposed by all levels of government. The COVID-19 pandemic and resulting global and economic disruptions have affected our business, the businesses of our agents and developers and the real estate market in all of our Priority Markets. We continuously monitor performance and other industry reports to assess the risk of future negative impacts as the disruptions of the COVID-19 pandemic continue to evolve. Due to the persistence of the COVID-19 outbreak in Southeast Asia, including multiple waves of resurgence and ensuing mobility restrictions implemented by governments to control the spread of the virus, we expect our results of operations in 2021 to continue to reflect the impact of the pandemic, with recovery gathering momentum at the end of 2021.

Due to the adverse impact of the COVID-19 pandemic on real estate market activity across our Priority Markets during the pandemic, our revenue decreased 7.2% and our Adjusted EBITDA decreased by 64.4% from 2019 to 2020. Developer revenue in each of our Priority Markets decreased in 2020 as real estate market activity slowed and we were unable to hold Awards events during the pandemic. The market slowdown also led to lower agent discretionary revenue. On the other hand, our loss before income tax also narrowed by 60.1% from 2019 to 2020 primarily due to fair value gain on our Series B preference shares in issue. We responded to the decrease in revenue by reducing our discretionary spending in 2020.

Despite the challenging industry landscape, we have maintained strong fundamentals that we believe will drive growth momentum coming out of the pandemic. In our Singapore agents business, our ARPA increased from $2,777 per agent in 2019 to $2,967 per agent in 2020, driven by increased value delivered to agents across lead generation, marketing services, data insights and experience. While our agent renewal rate slowed down in March 2020 and April 2020 due to the COVID-19 pandemic, it has recovered following the lifting of lockdown restrictions in Singapore in June 2020.

In the six months ended June 30, 2021, we saw conditions in relation to COVID-19 improving but the recovery was patchy due to changing restrictions in the markets in which we operate. Revenue increased by 17.9% in the six months ended June 30, 2021 compared to the six months ended June 30, 2020.

Subsequent to June 30, 2021, the recovery has been uneven across our markets with Vietnam entering a period of very stringent movement restrictions through July to September 2021, Malaysia was emerging from lockdown in September 2021 while there has been reasonable stability in Singapore. Revenues for the markets fluctuated with the intensity of restrictions.

See also “Risk Factors—Risks Related to PropertyGuru’s Business and Industry—COVID-19 has adversely affected our business and may continue to adversely affect our business.”

Agents: pricing and depth product utilization

Our results of operations (except in Vietnam where we operate a pay-as-you-go model) are affected by our ability to increase the prices of our subscription packages and depth products and our ability to drive subscribers toward higher-tier subscription packages and premium depth products. We primarily generate agent revenue on a subscription basis, whereby agents typically pay upfront fees for an annual subscription. In these markets, agents select one of our annual subscription packages, with each subscription package providing a different number of features. Higher tier subscription packages offer access to more features including data and more ad credits. The addition of new depth features and the variable pricing of depth activities on our platform generally encourage utilization of ad credits and either upgrades to higher tier subscription packages or purchase of discretionary ad credits. Both these outcomes have the potential to increase revenues.

In Vietnam we encourage agents to purchase more depth products, which can drive growth in our revenue per listing per day. We also encourage agents to list more of their properties for sale to increase the number of listings on site and consequently revenue.

Agents: successful acquisition of new agents and retention of our existing agents

Establishing and maintaining a loyal network of agents is vital for our business. In order to grow our network of agents, we incur marketing and product and technology costs to maintain the volume of leads and attract agents to use our platforms. We also incur trade marketing expenses to maintain and improve communications with our agent subscriber base.

Developer: successful retention of our existing developer customers and acquisition of new developers

We invest in consumer marketing to deliver leads to developers to show return on investment for their use of our products and services. We engage in trade marketing to potential and existing developer customers to persuade new or recurring expenditure. New offerings for our developers’ business are carefully planned to ensure they have a good product-market fit.

Continued innovation of our technology, products and services

Our ability to increase the scale of our platform in terms of number of agents and property seekers depends, in part, on our ability to maintain and enhance our platform’s features, functionality and innovation and to successfully develop or acquire new products and services. We plan to continue to make significant investments across the existing three pillars of innovation: (i) artificial intelligence and machine learning, (ii) immersive content and (iii) our SaaS sales process automation solution (through PropertyGuru FastKey). We are also investing in our Fintech and data services. We have also invested into our platforms by scaling our product and technology teams.

Strategic acquisitions

We undertake strategic acquisitions to accelerate market penetration in our Priority Markets; to further integrate the breadth of our product offering; and to fast-track expansion into new markets, which in turn has driven revenue growth. Since 2015, we completed a number of strategic acquisitions to expand to Indonesia, Thailand and Vietnam.

For example, we acquired a 20% interest in PropertyGuru Viet Nam Joint Stock Company (formerly known as Dai Viet Technology & Investment JSC) and its subsidiary in 2016 and we increased our 20% shareholding in PropertyGuru Viet Nam Joint Stock Company to fully consolidate the business from an accounting perspective, which brought into our group Batdongsan.com.vn, Vietnam’s leading real estate portal. Largely due to that acquisition, revenue from Vietnam comprised 22.3% of our revenue in 2020. On August 3, 2021, through our acquisition of the Panama Group, we acquired iProperty’s (a subsidiary of REA Group) Malaysia and Thailand property portal businesses, iProperty.com.my, thinkofliving.com and Prakard.com, to solidify our leadership in those markets, as well as Brickz.my, an online data platform that adds data analytics capabilities in Malaysia. With a strong market position, we intend to grow revenues in Malaysia and Thailand and improve profitability.

Acquisitions also result in acquisition-related costs, which are expensed as they are incurred.

Certain Income Statements Line Items

Revenue

We generate the following revenue: (i) agent revenue, (ii) developer revenue and (iii) Fintech and data services.

Agent revenue

Agent revenue comprises subscription revenue and discretionary revenue.

In all of our Priority Markets except Vietnam, we primarily generate subscription revenue through subscription packages, whereby agents typically pay upfront fees for an annual subscription. In these markets, agents can select between different subscription packages, with each subscription package providing a different number of features and ad credits, which are used to post a listing or purchase our depth products. Higher tier subscription packages offer a greater volume of ad credits and access to more features including data tools.

Agents can purchase additional discretionary ad credits as they utilize those included in their subscription package, or they can purchase certain depth products directly on an individual basis. Revenue from purchases of depth products (either through discretionary ad credits or directly on an individual basis) is classified as agent discretionary revenue.

In Vietnam, we offer a pay-as-you-go model, whereby agents pay for each individual property listing and additional features as required. We treat all agent revenue in Vietnam as discretionary revenue.

Developer revenue

Our developer business provides Developers with access to our awards and events business and our digital advertising and software solutions.

Our awards and events business generates revenue by organizing annual property awards events, in person and virtually, in various countries to honor top Developers. In connection with these events, we generate revenue primarily from ticket sales, sponsorships and sales of marketing packages. Winners are entitled to use the official PropertyGuru Asia Property Awards logo in their external marketing materials and are provided with digital marketing packages. We also host real estate events at which Developers can buy booths to promote their businesses and recent property developments. In recent times, these events have become digital and showcase property from across the Southeast Asian region.

We also generate developer revenue from developer customers that utilize our digital property classifieds marketplaces for advertising, content marketing and performance products. This developer business model is predominantly based on display advertising and content marketing, which increases property seekers’ awareness of our Developers’ customers’ brands, leading to sales enquiries. Developers pay us fees based on the duration as well as the prominence of advertising. Our performance products, which consist of prominent homepage placement and audience targeting, are charged on a fee-per-lead basis.

We generate revenue from software solutions primarily from PropertyGuru FastKey, which developers use to automate multiple parts of their sales process, such as e-delivery of sales collateral, tracking the performance of various sales channels, digitizing document generation, accepting real-time bookings and accessing an agent marketplace to ensure faster sales of their new projects. Developers pay an upfront fee for the delivery of the software solution as well as maintenance fees as incurred over the course of the solution’s use.

Fintech and data services

We generate Fintech and data services revenue primarily from our digital mortgage marketplace, PropertyGuru Finance, where we earn commissions on mortgage fulfillment. Under this business model, Financial Institutions pay us commissions on each mortgage that we broker for them.

Other income

Other income consists of interest income, government grants, rent concession, reversal of provision for reinstatement cost and other miscellaneous income. Government grant income is primarily derived from the Jobs Support Scheme in Singapore, which is a temporary scheme introduced in 2020 to help businesses retain local employees.

Other gains/(losses) – net

Other gains/(losses) - net consist of fair value gains and losses on preference shares, derivative financial liabilities and contingent consideration, as well as loss on disposal of plant and equipment and intangible assets and currency translation loss.

Expenses

Expenses consist of employee compensation, sales and marketing cost, finance cost, depreciation and amortization, IT and internet expenses, sales commission, venue costs, impairment loss on financial assets, legal and professional costs, legal and professional costs incurred for a proposed initial public offering, staff cost, impairment of intangible assets, directors’ remuneration, office rental and other expenses.

Tax expense

Tax expenses consists of current income tax, withholding tax, deferred income tax and overprovision of income tax in prior year.

Results of Operations

The following table sets forth a summary of our consolidated results of operations, both actual amounts and as a percentage of revenues, for the six months ended June 30, 2021 and 2020 and the years ended December 31, 2020 and 2019:

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
	(S$ in thousands)		(S$ in thousands)
Revenue	42,890	36,374	82,095	88,444
Other income	1,079	1,516	2,801	1,860
Other gains/(losses) – net	(124,512)	5,751	14,680	(18,391)
Expenses
Venue costs	(1,427)	(838)	(3,769)	(6,597)
Sales and marketing cost	(13,701)	(5,653)	(17,325)	(14,302)
Sales commission	(3,696)	(1,567)	(4,927)	(6,549)
Impairment loss on financial assets	(291)	163	(2,271)	(1,516)
Depreciation and amortization	(5,012)	(4,769)	(9,554)	(7,720)
Impairment of intangible assets	(8)	—	(806)	—
IT and internet expenses	(3,448)	(2,697)	(5,678)	(4,568)
Legal and professional	(1,592)	(494)	(1,446)	(1,158)
Legal and professional incurred for IPO	—	—	—	(6,227)
Employee compensation	(26,116)	(21,909)	(47,115)	(40,064)
Directors’ remuneration	(289)	(266)	(590)	(233)
Staff cost	(368)	(361)	(816)	(709)
Office rental	(29)	(39)	(74)	(987)
Finance cost	(10,188)	(6,577)	(16,446)	(12,486)
Cost of proposed listing	(2,252)	—	—	—
Other expenses	(1,269)	(862)	(2,608)	(3,533)

Total expenses	(69,686)	(45,869)	(113,425)	(106,649)

Loss before income tax	(150,229)	(2,228)	(13,849)	(34,736)

Tax expense	(339)	(70)	(559)	(3,779)

Net loss	(150,568)	(2,298)	(14,408)	(38,515)

Comparison of Six Months Ended June 30, 2021 and 2020

Revenue. Revenue increased by 17.9% to S$42.9 million for the six months ended June 30, 2021 from S$36.4 million for the six months ended June 30, 2021.

Overall, marketplaces revenues increased by 16.0% year on year largely due to the gradual recovery from the COVID-19 pandemic offset by sporadic movement restrictions in countries where we operate.

In Singapore, marketplace revenue increased 12.8% period on period from S$22.5 million in the six months ended June 30, 2020 to S$25.4 million in June 30, 2021 as the COVID-19 situation stabilized.

In Vietnam, marketplace revenue increased 29.5% period on period from S$7.8 million in the six months ended June 30, 2020 to S$10.1 million in June 30, 2021 as the six-month period ended June 30, 2020 was significantly impacted by the COVID-19 pandemic.

In Malaysia, marketplace revenue increased 17.4% period on period from S$3.6 million in the six months ended June 30, 2020 to S$4.2 million in the six months ended June 30, 2021 due to a recovery in both agent and developer revenues with an improved COVID-19 situation and benefits from increased marketing.

In Other Asia, marketplace revenue decreased by 1.8% year on year to S$2.1 million in the six months ended June 30, 2021 with the continued impact of the COVID-19 pandemic on our agent and developer business (including awards and events).

In fintech and data services, our revenue increased by S$0.4 million year on year to S$1.1 million with the expansion of the mortgage business in Singapore and the completion of the MyProperty Data acquisition on December 8, 2020.

Other income. Other income decreased by 28.8% to S$1.1 million for the six months ended June 30, 2021 from S$1.5 million for the six months ended June 30, 2020 primarily due to grant income received in 2020 through the Jobs Support Scheme in Singapore, which was not received in 2021.

Other gains/(losses) – net. We had other losses – net of S$124.5 million for the six months ended June 30, 2021 as compared to other gains – net of S$5.8 million for the six months ended June 30, 2020. The net other loss for the six months ended June 30, 2021 was primarily due to fair value loss on the conversion of options of Series B, D1, E and F preference shares with the rise in valuation of PropertyGuru. The net other gain in for the six months ended June 30, 2020 was primarily due to fair value gain on our Series B preference shares. Our preference shares have subsequently been converted into PropertyGuru Shares on August 3, 2021.

Total expenses. Total expenses increased by 51.9% to S$69.7 million for the six months ended June 30, 2021 from S$45.9 million for the six months ended June 30, 2020. The increase was primarily due to higher sales and marketing costs, employee compensation and finance costs.

Sales and marketing cost increased to S$13.7 million for the six months ended June 30, 2021 from S$5.7 million for the six months ended June 30, 2020 primarily due to initiatives to grow our Malaysian business.

Employee compensation expenses increased by 19.2% to S$26.1 million for the six months ended June 30, 2021 from S$21.9 million for the six months ended June 30, 2020 primarily due to higher headcount, incremental wage increases and stock compensation.

Finance cost increased by 54.9% to S$10.2 million for the six months ended June 30, 2021 from S$6.6 million for the six months ended June 30, 2020 primarily due to accretion expenses arising from the additional Series E and F redeemable convertible preference shares.

During the six months ended June 30, 2021, there were S$2.3 million of costs incurred in relation to the business combination and none in the prior corresponding period.

Sales commission expenses increased to S$3.7 million for the six months ended June 30, 2021 from S$1.6 million for the six months ended June 30, 2020 reflecting higher commissions earned by our sales employees in line with the increase in sales as our business recovered from the impact of the COVID-19 pandemic.

During the six months ended June 30, 2021, legal and professional expenses increased by S$1.1 million to S$1.6 million for the year, from S$0.5 million for the six months ended June 30, 2020. This was due to expenses in relation to acquisition of the Panama Group.

Loss Before Income Tax. Our loss before income tax increased to S$150.2 million for the six months ended June 30, 2021 from S$2.2 million for the six months ended June 30, 2020 primarily due to the other losses—net and increase in sales and marketing costs, employee compensation and finance cost described above, which increased our loss before income tax despite an increase in revenue for the period.

Tax Expenses. Our tax expenses increased to S$0.3 million for the six months ended June 30, 2021 from less than S$0.1 million for the six months ended June 30, 2020 due to improved profitability in the Vietnam business.

Net loss for the period. As a result of the foregoing, our net loss increased to S$150.6 million for the six months ended June 30, 2021 from S$2.3 million for the six months ended June 30, 2020.

Comparison of Years Ended December 31, 2020 and 2019

Revenue. Revenue decreased by 7.2% to S$82.1 million for the year ended December 31, 2020 from S$88.4 million for the year ended December 31, 2019.

Overall, marketplaces revenues decreased by 8.3% year on year largely due to the impact of the COVID-19 pandemic.

In Singapore, marketplace revenue decreased 5.5% year on year from S$49.4 million in 2019 to S$46.7 million in 2020 due to the impact of the COVID-19 pandemic. The impact was more pronounced on developer revenue as there were fewer new property launches. Agent revenue was less impacted due to its subscription-based model.

In Vietnam, marketplace revenue decreased 8.0% year on year from S$19.9 million in 2019 to S$18.3 million in 2020 due to the impact of the COVID-19 pandemic on agent revenue as the number of listings decreased due to lower agent activity.

In Malaysia, marketplace revenue increased 3.8% year on year from S$7.6 million in 2019 to S$7.9 million in 2020 due to higher agent revenues through successful competitive activity, which were partially offset by a decline in developer revenues as COVID-19 decreased developer activity.

In Other Asia, marketplace revenue decreased by 29.0% year on year from S$11.6 million in 2019 to S$8.3 million in 2020 due to the impact of the COVID-19 pandemic on our developer business as developers spent less on products and awards events.

There were no Fintech and data services revenues for the year ended December 31, 2019. In 2020 we launched the Fintech mortgage business in Singapore and acquired MyProperty Data in Malaysia on December 8, 2020. Fintech and data services revenue was S$1.0 million for the year ended December 31, 2020.

Other income. Other income increased by 50.6% to S$2.8 million for the year ended December 31, 2020 from S$1.9 million for the year ended December 31, 2019 primarily due to grant income received in 2020 through the Jobs Support Scheme in Singapore.

Other gains/(losses) – net. We had other gains – net of S$14.7 million for the year ended December 31, 2020 as compared to other losses – net of S$18.4 million. In each year, the net gain or loss, as applicable, was primarily due to fair value gain or loss on our Series B preference shares.

Total expenses. Total expenses increased by 6.4% to S$113.4 million for the year ended December 31, 2020 from S$106.6 million for the year ended December 31, 2019. The increase was primarily due to higher employee compensation and finance and sales and marketing costs partially offset by lower venue costs, lower cost of proposed listing in 2019 and lower sales commissions cost.

Employee compensation expenses increased by 17.6% to S$47.1 million for the year ended December 31, 2020 from S$40.1 million for the year ended December 31, 2019 primarily due to the full year impact of hires and incremental wage increases made in 2019 and new stock compensation plan awards issued in late 2019.

Finance cost increased by 31.7% to S$16.4 million for the year ended December 31, 2020 from S$12.5 million for the year ended December 31, 2019 primarily due to accretion expenses arising from redeemable convertible preference shares.

Sales and marketing cost increased by 21.1% to S$17.3 million for the year ended December 31, 2020 from S$14.3 million for the year ended December 31, 2019 primarily due to heightened investment, especially in Malaysia.

Depreciation and amortization expenses increased by 23.8% to S$9.6 million for the year ended December 31, 2020 from S$7.7 million for the year ended December 31, 2019 primarily due to the increase in amortization of capitalized technology expenses.

During the year ended December 31, 2019, we had legal and professional expenses incurred for a prior proposed initial public offering of S$6.2 million for the year, and no such expenses were incurred during the year ended December 31, 2020.

Venue expenses decreased by 42.9% to S$3.8 million for the year ended December 31, 2020 from S$6.6 million for the year ended December 31, 2019 in line with the decrease in developer revenue from our Awards and Events businesses due to the impact of the COVID-19 pandemic.

Sales commission expenses decreased by 24.8% to S$4.9 million for the year ended December 31, 2020 from S$6.5 million for the year ended December 31, 2019. This was due to reduced sales achievement against budget due to the impact of the COVID-19 pandemic, which resulted in lower commissions earned by our sales employees.

Loss Before Income Tax. Our loss before income tax decreased by 60.1% to S$13.8 million for the year ended December 31, 2020 from S$34.7 million for the year ended December 31, 2019 primarily due to the other gains – net described above, which narrowed our loss before income tax despite lower revenue and higher total expenses for the year.

Tax Expenses. Our tax expenses decreased by 85.2% to S$0.6 million for the year ended December 31, 2020 from S$3.8 million for the year ended December 31, 2019 due to lower underlying operating profit and lower one-off tax charges year on year.

Net loss. As a result of the foregoing, our net loss decreased by 62.6% to S$14.4 million for the year ended December 31, 2020 from S$38.5 million for the year ended December 31, 2019.

Liquidity and Capital Resources

Capital Resources

Our primary sources of liquidity have been cash and cash equivalents raised from the issuance of preference shares and convertible instruments, drawdown of loans and cash provided by operating activities.

As of June 30, 2021, we had cash and cash equivalents of S$77.8 million. Our cash and cash equivalents are primarily denominated in Singapore dollars as well as in local currencies of our Priority Markets.

Our liabilities exceeded our assets by S$172.2 million and S$26.5 million as of June 30, 2021 and December 31, 2020, respectively. We had net loss of S$150.6 million and S$14.4 million for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively. We had accumulated losses of S$288.2 million and S$137.6 million as of June 30, 2021 and December 31, 2020, respectively. To support our operations and business plans, we raised S$26.9 million through the issuance of Series E preference shares in January 2020 and S$60.0 million through the issuance of Series F preference shares in September 2020. Prior to that, between 2015 and 2018, we had issued Series B, C and D1 and D2 preference shares and convertible notes to raise liquidity to support our operations and business plans. We redeemed the convertible notes in January 2021, and our preference shares were converted into PropertyGuru ordinary shares in August 2021. As a result, following completion, we will no longer recognize derivative financial liabilities, any fair value gains or losses on conversion options of preference shares and accretion expenses arising from redeemable convertible preference shares.

We believe that our current available cash and cash equivalents and our loan facility, together with the cash that we expect to receive from the Business Combination will be sufficient to meet our working capital requirements and capital expenditures in the ordinary course of business for a period of at least twelve months from the date hereof. We intend to finance our future working capital requirements and capital expenditures from cash generated from operating activities, funds raised from financing activities, and funds raised in connection with the Business Combination, including proceeds raised from the PIPE Investment and the funds in the Bridgetown 2 trust account. Our future capital requirements depend on many factors including our growth rate, continuing market acceptance of our offerings, the timing and extent of strategic acquisitions to expand our platform and offerings and the expansion of sales and marketing activities. We may decide to enhance our liquidity position or increase our cash reserves for future investments or operations through additional financing activities, which may include further equity or debt financing. The issuance and sale of additional equity would result in further dilution to our shareholders. The incurrence of additional indebtedness would result in increased fixed obligations and could result in operating covenants that may restrict our future operations.

We manage our cash needs on a decentralized basis, and manage our indebtedness to ensure compliance with any debt restrictions and limitations on dividends and distributions established in our debt agreements that include such restrictions. We maintain our cash and cash equivalents predominantly in Singapore dollars and do not currently enter into any hedging arrangements.

The following table summarizes our cash flows for the six months ended June 30, 2021 and 2020 and the years ended December 31, 2020 and 2019.

	For the Six Months Ended June 30,		For the Year Ended December 31,
	2021	2020	2020	2019
	(S$ in thousands)		(S$ in thousands)
Net cash (used in)/provided by operating activities	(6,764)	(2,364)	2,674	13,946
Net cash used in investing activities	(5,429)	(18,662)	(22,414)	(21,051)
Net cash (used in)/provided by financing activities	(3,334)	25,928	88,446	(37,639)

Net (decrease)/increase in cash and cash equivalents	(15,527)	4,902	68,706	(44,744)
Cash and cash equivalents at the beginning of the period/year	93,359	24,653	24,653	69,397

Cash and cash equivalents at the end of the period/year	77,832	29,555	93,359	24,653

Net cash (used in)/provided by operating activities

Net cash used in operating activities for the six months ended June 30, 2021 was S$6.7 million. The primary factors affecting our operating cash flows during the period were our net loss of S$150.6 million and adjustments for non-cash items including a fair value loss on the conversion of options of Series B, D1, E and F preference shares of S$124.1 million and finance costs of S$10.2 million.

Net cash provided by operating activities for the year ended December 31, 2020 was S$2.7 million, while our net loss for the same period was S$14.4 million. The difference was primarily due to adjustments for non-cash items including finance cost of S$16.4 million, a fair value gain on the conversion option of Series B preference shares of S$15.1 million and amortization and depreciation of S$9.6 million; as well as changes in working capital including an increase in trade and other receivables of S$3.8 million, partially offset by an increase in deferred revenue of S$2.4 million and a decrease in trade and other payables of S$1.2 million.

Net cash provided by operating activities for the year ended December 31, 2019 was S$13.9 million, while our net loss for the same period was S$38.5 million. The difference was primarily due to adjustments for non-cash items including a fair value loss on the conversion option of Series B preference shares of S$16.0 million, finance cost of S$12.5 million, amortization and depreciation of S$7.7 million; and changes in working capital including an increase in trade and other receivables of S$6.1 million offset by an increase in deferred revenue of S$4.1 million and an increase in trade and other payables of S$8.0 million.

Net cash used in investing activities

Net cash used in investing activities for the six months ended June 30, 2021 was S$5.4 million, primarily comprising of S$4.9 million for additions of intangible assets.

Net cash used in investing activities for the year ended December 31, 2020 was S$22.4 million, primarily comprising of S$12.2 million for the payment of contingent consideration from the acquisition of the Dai Viet business in Vietnam (owner of Batdongsan.com.vn) and S$6.6 million for additions of intangible assets.

Net cash used in investing activities for the year ended December 31, 2019 was S$21.1 million, primarily comprising of S$6.8 million for the payment of contingent consideration from acquisition of our awards business, S$5.9 million for additions of intangible assets and S$5.5 million for payment of contingent consideration for the Dai Viet business in Vietnam (owner of Batdongsan.com.vn).

Net cash (used in)/provided by financing activities

Net cash provided by financing activities for the six months ended June 30, 2021 was S$3.3 million, primarily consisting of proceeds from borrowings net of transaction costs of S$10.6 million, offset by repayment of convertible notes of S$11.3 million and principal payment of lease liabilities of S$2.1 million.

Net cash provided by financing activities for the year ended December 31, 2020 was S$88.4 million, primarily consisting of S$86.4 million for proceeds from issuance of Series E and Series F preference shares. We also received S$5.0 million in relation to proceeds from a loan advance and S$2.1 million of proceeds from issuance of ordinary shares, partially offset by S$3.8 million for payment of lease liabilities and S$1.3 million for interest payments.

Net cash used in financing activities for the year ended December 31, 2019 was S$37.6 million, primarily consisting of S$31.2 million for the repayment of convertible notes, S$3.7 million for the payment for cost of proposed listing and S$2.4 million for interest payments, partially offset by S$1.7 million in proceeds from issuance of ordinary shares.

Capital Expenditures

Our capital expenditures amounted to S$5.4 million and S$7.9 million for the six months ended June 30, 2021 and the year ended December 31, 2020, respectively. These capital expenditures primarily related to investments in development of our software and technology. We expect to continue to make capital expenditures to meet the expected growth in scale of our business and expect that cash generated from our cash and cash equivalents following the Business Combination and cash from operating activities and financing activities may be used to meet our capital expenditure needs in the foreseeable future.

Indebtedness

As of June 30, 2021, we had borrowings of a balance of S$16.3 million related to the S$16.0 million Redpeak Facility, which we drew down in full in January 2021. For more information about the Redpeak Facility, see “Certain Relationships and Related Person Transactions—PropertyGuru and PubCo Relationships and Related Party Transactions—Redpeak Facility.”

On July 12, 2017, we entered into a credit facility (the “Citibank Facility”) with Citibank, N.A., Singapore Branch. The facility provides for borrowings in an aggregate amount of S$1.0 million for issuance of customs and other non-shipping guarantees. The Citibank Facility is secured by a charge on cash deposits of not less than S$1.0 million, and commission is payable at 0.8% per annum.

The Citibank Facility contains a number of covenants that, among other things, impose certain restrictions on our ability, subject to certain exceptions, to:

•

merge or consolidate with or into, or convey, transfer or otherwise dispose of all or substantially all of our assets, or to acquire all or substantially all of the assets or capital stock of, any other person or entity; and

•	create or permit any security over our assets.

As of June 30, 2021, the Citibank Facility was undrawn.

Contractual Obligations and Commitments

The following table sets forth our contractual obligations and commitments as of June 30, 2021.

	As of June 30, 2021
	On demand within 1 year	More than 1 year
	(S$in thousands)
Trade and other payables(1)	19,930	219
Lease liabilities(2)	3,621	13,979
Convertible notes (including contractual interest)	—	—
Preference shares	208,512	—

Total	232,063	14,198

Note:

(1)	Primarily comprises contractual obligations related to marketing activities and general operations.
(2)	Primarily comprises office space leases.

Segment Information

Our operating segments are reported in a manner consistent with the internal reporting provided to the chief operating decision maker, which is our leadership team, comprising our CEO, CFO, chief business officer, chief marketing officer, chief technology officer and chief human resource officer. Our operating segments and reportable segments are each of our four marketplaces, Singapore, Vietnam, Malaysia and Other Asia, and fintech and data services.

Our leadership team primarily uses the measure Adjusted EBITDA to assess our operating segments. The table below sets forth our segment Adjusted EBITDA and Adjusted EBITDA Margin for the periods indicated.

		Six months ended June 30, 2021
	Marketplaces				Fintech and data services	Corporate*	Total
	Singapore	Vietnam	Malaysia	Other Asia
	(S$ in thousands except percentages)
Revenue	25,382	10,098	4,216	2,052	1,142		42,890
Adjusted EBITDA	16,545	2,778	(6,881)	(1,946)	(1,705)	(13,563)	(4,772)
Adjusted EBITDA Margin (%)	65.2%	27.5%	(163.2%)	(94.8%)	(149.3%)		(11.1%)

		Six months ended June 30, 2020
	Marketplaces				Fintech and data services	Corporate*	Total
	Singapore	Vietnam	Malaysia	Other Asia
	(S$ in thousands except percentages)
Revenue	22,501	7,800	3,592	2,090	391		36,374
Adjusted EBITDA	16,946	1,226	(64)	(1,777)	(266)	(9,690)	6,375
Adjusted EBITDA Margin (%)	75.3%	15.7%	(1.8%)	(85.0%)	(68.0%)		17.5%

		Year ended December 31, 2020
	Marketplaces				Fintech and data services	Corporate*	Total
	Singapore	Vietnam	Malaysia	Other Asia
	(S$ in thousands except percentages)
Revenue	46,654	18,269	7,888	8,261	1,023		82,095
Adjusted EBITDA	32,541	4,198	(4,459)	(2,969)	(1,720)	(23,136)	4,455
Adjusted EBITDA Margin (%)	69.7%	23.0%	(56.5%)	(35.9%)	(168.1%)		5.4%

		Year ended December 31, 2019
	Marketplaces				Fintech and data services	Corporate*	Total
	Singapore	Vietnam	Malaysia	Other Asia
	(S$ in thousands except percentages)
Revenue	49,357	19,857	7,600	11,630	—		88,444
Adjusted EBITDA	33,317	5,584	(3,180)	(58)	—	(23,150)	12,513
Adjusted EBITDA Margin (%)	67.5%	28.1%	(41.8%)	(0.5%)	—		14.1%

*

Corporate consists of HQ Costs, which are not allocated to the segments. HQ Costs are costs of PropertyGuru’s personnel that are based predominantly in its Singapore headquarters and certain key personnel in Malaysia and Thailand, and that service PropertyGuru’s group as a whole, consisting of its executive officers and its group marketing, technology, product, human resources, finance and operations teams, as well as platform IT costs (hosting, licensing, domain fees), workplace facilities costs, corporate public relations retainer costs and professional fees such as audit, legal and consultant fees.

Seasonality

Our business is affected by seasonal periods where real estate activity is generally higher or lower and consequently demand is higher or lower from agents and developers for our products. Lower periods are often during public holidays or festival periods, which are diverse across our markets. Chinese New Year and Tet are such periods in Singapore and Malaysia and in Vietnam, respectively, and occur during the first quarter of the calendar year. Some of our activities such as Awards and Events generally occur in the second half of the year, and the associated revenue is also recognized in the second half of the year.

Quantitative and Qualitative Disclosures About Market Risk

We are exposed to market risks in the ordinary course of our business. These risks primarily include credit risk and liquidity risk. For more information about financial risks that we are exposed to, see Note 25 to our audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

Credit Risk

Credit risk refers to the risk that a counterparty will default on its contractual obligations resulting in us incurring a financial loss. Our credit risk is primarily attributable to our trade and other receivables. We seek to minimize losses due to increased credit risk exposure by transacting with recognized and creditworthy third parties. All customers that wish to trade on credit terms are subject to our credit verification procedures. As of June 30, 2021 and December 31, 2020, our credit risk for receivables from third parties was S$8.0 million and S$11.0 million, respectively.

Liquidity Risk

Liquidity risk is the risk that we will encounter difficulty in meeting financial obligations due to shortage of funds. Our exposure to liquidity risk arises primarily from mismatches of the maturities of financial assets and liabilities.

We manage our liquidity risk by ensuring the availability of funding. Our primary sources of liquidity have been cash and cash equivalents raised from the issuance of preference shares and convertible instruments and drawdown of loans and cash provided by operating activities. We monitor working capital projections to ensure that we have adequate working capital to meet current requirements.

As of June 30, 2021, we had current liabilities of S$396.4 million, which included S$208.5 million of preference shares that have been converted into PropertyGuru Shares on August 3, 2021, as compared to S$90.6 million of current assets. As of December 31, 2020, we had current liabilities of S$279.1 million, which included S$199.5 million of preference shares, as compared to S$107.5 million of current assets. We expect to fund our working capital requirements and capital expenditures in the ordinary course of business for a period of at least twelve months through our current available cash and cash equivalents and our loan facility, together with the cash that we expect to receive from the Business Combination.

Off-Balance Sheet Commitments and Arrangements

As of June 30, 2021 and December 31, 2020, we did not have any off-balance sheet arrangements, as defined in Regulation S-K, that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenue, or expenses, results of operations, liquidity, capital expenditures, or capital resources that are material to investors.

MANAGEMENT OF PUBCO FOLLOWING THE BUSINESS COMBINATION

Directors Nominees and Executive Officers

The following table sets forth certain information relating to the executive officers and directors of PubCo immediately after the consummation of the Business Combination.

Name	Age	Position/Title
Mr. Olivier Lim	57	Chair and Independent Director Nominee
Mr. Hari V. Krishnan	43	Chief Executive Officer and Managing Director Nominee
Ms. Rachna Bhasin	49	Independent Director Nominee
Ms. Jennifer Macdonald	55	Independent Director Nominee
Mr. Stephen Nicholas Melhuish	53	Co-Founder and Director Nominee
Mr. Dominic Picone	42	Director Nominee
Mr. Ashish Shastry	46	Director Nominee
Ms. Melanie Wilson	47	Independent Director Nominee
Mr. Owen Wilson	57	Director Nominee
Mr. Joe Dische	45	Chief Financial Officer
Ms. Genevieve Godwin	41	Chief People Officer
Mr. Manav Kamboj	44	Chief Technology Officer and Managing Director Data & Software Solutions
Mr. Bjorn Sprengers	45	Chief Marketing Officer and Managing Director Fintech
Mr. Jeremy Williams	46	Chief Business Officer and Managing Director Marketplaces

The business address of each director nominee and executive officer of PubCo will be #12-01/04 Paya Lebar Quarter, 1 Paya Lebar Link, Singapore 408533.

Olivier Lim will serve as an Independent Director and the Chair of PubCo’s board of directors. He has served as an Independent Director and the Chair of PropertyGuru’s board of directors since 2019. Mr. Lim currently serves as the Non-Executive Chairman of Certis CISCO Security Pte. Ltd. and the Non-Executive Lead Independent Director of DBS Group Holdings Ltd and DBS Bank Ltd. He is also currently Non-Executive Director on the board of Raffles Medical Group Ltd and serves on the Board of Trustees of the Singapore Management University. From 2003 to 2014, Mr. Lim served in various senior management positions at CapitaLand Limited, including at various times as the Group’s Deputy Chief Executive Officer, Chief Investment Officer and Chief Financial Officer. Mr. Lim was named Chief Financial Officer of the Year in the 2007 Business Times Singapore Corporate Awards for companies with market capitalization above S$500 million. Prior to joining CapitaLand Limited, Mr. Lim worked at the corporate and investment bank divisions of Citibank Singapore for 13 years. Mr. Lim received his Bachelor of Engineering degree in Civil Engineering with First Class Honors from Imperial College, London.

Hari V. Krishnan will serve as Managing Director on PubCo’s board of directors. Mr. Krishnan has served as PropertyGuru’s Chief Executive Officer and Managing Director since 2016. He is a seasoned general manager and board director with a deep digital technology pedigree. He is a TEDx speaker and vocal advocate for sustainable urban living solutions. He has more than 20 years of industry leadership experience in technology and digital organizations across Asia and the US. driving digital transformation for industries like music, travel, recruitment, and now real estate. Mr. Krishnan currently serves on the Singapore Government’s Future Economy Council Modern Services Sub-committee, and has advised the government on real estate industry transformation and skills development. Prior to joining PropertyGuru, Mr. Krishnan served in various positions at LinkedIn from 2009 to 2015, with his last position being Vice President and Managing Director of LinkedIn (Asia Pacific and Japan). He has also worked in various roles at Fox Interactive Media, Yahoo!, Cisco, and Travelguru. Mr. Krishnan received his Master of Business Administration from INSEAD, his Master of Science degree in

Telecommunications from the University of Colorado and his Bachelor of Engineering degree in Electronics and Telecommunications with Honors from the University of Mumbai.

Rachna Bhasin will serve as an Independent Director on PubCo’s board of directors. Based in North America, she is currently serving as an Independent Director and a member of the Nominating and Corporate Governance and Human Resources Committee at NYSE-listed Shutterstock and as an Independent Director and a member of the Nominating and Corporate Governance and Compensation Committee at NYSE-listed Ryman Hospitality Properties. In addition, Ms. Bhasin also serves on the board of directors of Audiomack, a private company providing a music streaming and audio distribution platform and Austin City Limits. Ms. Bhasin is the Founder and Chief Executive Officer of EQ Partners and Co-Founder of Pacifica Investments. Between 2015 to 2019, Ms. Bhasin was the Chief Business Officer of Magic Leap. Prior to that, Ms. Bhasin was the Senior Vice President of Corporate Strategy and Business Development at Sirius XM Radio Inc. She has also held positions at Dell, Inc., where she led the company’s consumer strategic partnership and personalization, and at EMI Music North America as Vice President of Business Development. Ms. Bhasin received her Master of Business Administration from Harvard Business School and her Bachelor of Commerce and Administration with Honors from the Victoria University in New Zealand. Ms. Bhasin brings with her a wealth of international experience covering North America, Europe, Asia and Australia and New Zealand.

Jennifer Macdonald will serve as an Independent Director on PubCo’s board of directors. She has served as an Independent Director of PropertyGuru since 2019. Ms. Macdonald is also currently serving as a Non-Executive Director and Audit and Risk Chair on a number of Australian listed entities including SiteMinder Limited, Healius Limited, Bapcor Ltd, Redbubble Ltd and Australian Pharmaceutical Industries. She also has an extensive experience in financial and general management roles. From 2014 to 2016, Ms. Macdonald served as the Chief Financial Officer and at certain times as interim Chief Executive Officer at Helloworld Travel. Prior to that, she served as the Chief Financial Officer and General Manager of the International Division at REA Group between 2010 and 2014. Ms. Macdonald holds a Bachelor of Commerce degree in Accounting from Deakin University and has a Master’s degree in Entrepreneurship and Innovation from Swinburne University. She is a member of the Institute of Chartered Accountants of Australia and New Zealand and is a Graduate Member of the Australian Institute of Company Directors.

Stephen Nicholas Melhuish is PropertyGuru’s co-founder and will serve as Director on PubCo’s board of directors. He led and grew PropertyGuru’s business as Chief Executive Officer from its establishment until 2016, and handed over all operational responsibilities in 2018. He became a non-executive Director on the PropertyGuru board of directors in 2020. Mr. Melhuish is an award-winning entrepreneur who has built high-growth companies in Asia and Europe over the last 25 years and has been investing in and mentoring early stage companies over the last 15 years. Mr. Melhuish was awarded the Spirit of Enterprise Award in 2007 in recognition of his contributions to entrepreneurship in Singapore. He is a member of the Asian Venture and Philanthropy Network and Top Tier Impact and a judge and investor for Temasek Foundation’s The Liveability Challenge. In 2019, Mr. Melhuish founded Planet Rise to help companies tackle climate change and social inequality, and the portfolio comprises start-ups in clean energy, clean water and oceans, clean air, clean food, migrant worker rights and women-led social enterprises. Mr. Melhuish has been a Venture Partner at Wavemaker Partners since 2018. Prior to co-founding PropertyGuru, Mr. Melhuish was founder and CEO of Business2Profit between 2004 and 2007 where he advised digital media, venture capital and start-up companies in Asia and Europe including Skype, AOL, Virgin Media, Vodafone, Extreme Media, iPass and Ariadne Capital. He also invested in ComiAsia and served as its Chief Executive Officer between 2006 and 2007. Previously, Mr. Melhuish also had leadership experience in the telecommunications industry for over ten years, with his last position serving as a Director of Cable & Wireless between 1991 and 2004. Mr. Melhuish obtained a Bachelor of Science degree in Electrical, Electronics and Communications Engineering at the University of Plymouth.

Dominic Picone will serve as a Director on PubCo’s board of directors. He has served as a Director of PropertyGuru since 2019 and served as an Alternate Director from 2015 until 2019. Mr. Picone is a Partner and Managing Director at TPG, based in Singapore. He has lived and worked in Asia since joining TPG in 2005 and, in that time, has been engaged with investments throughout the Asia Pacific region. His involvement with current and past TPG portfolio companies includes AP Towers, XCL Education, Aviva Singlife, Myanmar Distillery Company / Grand Royal Group, Indomaret, PropertyGuru, 8990 (Deca Homes), BFI Finance, Bank BTPN, and CIMB. Prior to TPG, Mr. Picone worked in the Investment Banking Division of Credit Suisse First Boston in Melbourne, primarily focused on mergers and acquisitions in Australia and New Zealand. A native of Australia, he received a Bachelor of Commerce (Honors) degree and a Bachelor of Laws degree from the University of Melbourne.

Ashish Shastry will serve as a Director on PubCo’s board of directors. He has served as a Director of PropertyGuru since 2021. Mr. Shastry is currently a Partner, Co-Head of Asia Pacific Private Equity and Head of Southeast Asia at KKR Singapore Pte. Ltd. KKR Singapore Pte. Ltd. is an affiliate of KKR. He also currently serves or has previously served on the boards of Goodpack, MMI Holdings, Joulon Holdings, Bank BTPN, Parkway Holdings and Parkway Trust Management (manager of Parkway Life REIT). Prior to KKR Singapore Pte. Ltd., Mr. Shastry served as a Managing Partner of Northstar Group for 5 years as well as various roles at TPG Capital for 13 years, including as Partner and Head of Southeast Asia. Mr. Shastry began his career as a Financial Analyst at Lehman Brothers in 1996. He received a Bachelor of Arts degree in Economics with Honors from Princeton University.

Melanie Wilson will serve as an Independent Director on PubCo’s board of directors. She has served as an Independent Director of PropertyGuru since 2019 and is Chair of the Remunerations and Nominations Committee. Since 2016, Ms. Wilson has served in the board of directors of numerous entities listed on the Australian Securities Exchange and currently serves as Non-Executive Director at JB Hi-Fi Ltd, Chair of the Board of Baby Bunting Group Ltd, and as Non-Executive Director at EML Payments Limited. She has previously served as a non-Executive Director of iSelect Limited and ShaverShop Limited. Melanie has over 15 years’ experience in senior management roles across global retail brands including Limited Brands, whose portfolio includes Victoria’s Secret and Bath & Bodyworks, Starwood Hotels, Woolworths Limited and BB Retail Capital. Ms. Wilson began her career as an Analyst in the corporate finance division of Goldman Sachs in 1997 and was also a management consultant at Bain & Company between 2002 and 2004. Ms. Wilson holds a Master of Business Administration degree from Harvard Business School and a Bachelor of Commerce degree in Commerce and Finance from the University of Queensland. She is also a Graduate member of the Australian Institute of Company Directors.

Owen Wilson will serve as a Non-Independent Director of PubCo’s board of directors. Mr. Wilson is currently the Chief Executive Officer of the Australian Securities Exchange listed REA Group. Prior to that, Mr. Wilson served as REA Group’s Chief Financial Officer. Mr. Wilson joined the REA Group from Chandler MacLeod Group Ltd where he was the Chief Financial Officer and Company Secretary. He previously held positions with ANZ and KPMG across Australia, Asia and the UK. Mr. Wilson holds a Bachelor of Commerce in Accounting and Computer Science from Deakin University. He is also a member of the Institute of Chartered Accountants of Australia and New Zealand.

Joe Dische has been PropertyGuru’s Chief Financial Officer since 2018. He is responsible for leading the finance and corporate teams, overseeing accounting and finance, treasury, taxation, legal and strategy. His work also includes managing the budgeting and forecasting of PropertyGuru’s financial performance. Mr. Dische has over 20 years of global financial experience across listed and private companies in the online, media and telecommunication industries. Prior to joining us, Mr. Dische was the Chief Financial Officer at iCar Asia Limited, listed on the Australian Securities Exchange between 2014 to 2018. He also previously spent six years at Vodafone Hutchison Australia, last serving as financial controller, and three years at V2 Music (a Virgin Group company) as Chief Financial Officer. Mr. Dische began his career at KPMG in London in 1997. Mr. Dische holds a Bachelor of Science degree in Biology from the University of Nottingham. He is a qualified accountant with the Institute of Chartered Accountants of England and Wales and a Graduate Member of the Australian Institute of Company Directors.

Genevieve Godwin has been PropertyGuru’s Chief People Officer since 2020 and previously served as PropertyGuru’s Human Resources Director between 2018 and 2020. Ms. Godwin is responsible for the strategic leadership of PropertyGuru’s talent function as well as enhancing employee learning and development.

Ms. Godwin has over 20 years of experience in human resources. Prior to joining PropertyGuru, Ms. Godwin served as the Head of Human Resources at Telenor in its digital business division across Asia Pacific, Europe and the United States between 2016 to 2018. She was also previously the Regional Asia Pacific Human Resources Director at J. Walter Thompson in Singapore between 2015 and 2016 and the Asia Pacific Regional Human Resources Leader at Harris CapRock Communications between 2012 and 2015. Ms. Godwin obtained a Bachelor of Business degree in Human Resource Management from Charles Sturt University, Australia.

Manav Kamboj has been PropertyGuru’s Chief Technology Officer since 2017 and Managing Director Data & Software Solutions since 2021. Mr. Kamboj has almost 20 years’ experience in e-commerce, mobile and finance technology, software development and product management. He previously served as the Vice President of buyer product and technology at Snapdeal Pte. Ltd. (formerly known as Jasper Infotech Pte. Ltd.) between 2015 and 2017. Prior to that, from 2011 to 2015, Mr. Kamboj was a Co-Founder and Chief Executive Officer of Letsgomo Labs, a mobile technology consulting and app development company. Mr. Kamboj earned his Postgraduate Diploma in Business Management (Systems (IT) & Finance) at the Indian Institute of Management, Lucknow and his Bachelor of Mechanical Engineering degree at the Indian Institute of Technology Roorkee.

Bjorn Sprengers has been PropertyGuru’s Chief Marketing Officer since 2013 and Managing Director Fintech since 2021. In his capacity as Chief Marketing Officer, he is responsible for PropertyGuru’s strategy and delivery of ‘value creation’. This includes brand, marketing operations and corporate reputation and communications. In his capacity as Head of Fintech, Mr. Sprengers drives growth for PropertyGuru’s mortgage marketplace and brokerage business. Mr. Sprengers has strategy, marketing, product and operations experience, previously holding leadership roles at Royal Phillips Electronics, Arthur D. Little Strategy Consulting and at several start-ups. Mr. Sprenger holds a Master of Science degree in International Business Studies from the University of Maastricht, The Netherlands.

Jeremy Williams has been PropertyGuru’s Chief Business Officer since 2019 and Managing Director Marketplaces since 2021. He was previously PropertyGuru’s Chief Operating Officer between 2017 and 2019. Mr. Williams is responsible for leading PropertyGuru’s business growth initiatives. Mr. Williams was previously the group Chief Financial Officer of CarTrade.com and CarWale.com, India’s leading automotive marketplaces where he served for over seven years. Prior to his career in the consumer internet industry, Mr. Williams worked in the airline industry as a senior financial analyst at US Airways. He began his career as a consultant at The Castle Group in Jakarta in 1997 and has experience in various roles including financial planning and analysis, business development and strategic planning in Washington D.C., Singapore and Mumbai. Mr. Williams obtained a Bachelor of Political Science degree at the Australian National University and a Master of Business Administration degree at Cornell University.

Board of Directors

The board of directors of PubCo will initially consist of nine directors immediately after the consummation of the Business Combination. Of these initial nine directors, four will be independent. The Amended PubCo Articles provide that the maximum number of directors shall be nine, or such higher number as may be approved by the shareholders by ordinary resolution. Except as provided in the Amended PubCo Articles, a director may vote in respect of any contract or transaction in which he/she is interested provided that the nature of the interest of any director in any such contract or transaction is disclosed at or prior to its consideration and any vote thereon, and such director may be counted in the quorum at any meeting of directors at which any such contract or transaction is considered. A director who is interested in a contract or proposed contract with PubCo must declare the nature of his interest at a meeting of the directors. No PubCo non-employee director has a service contract with PubCo that provides for benefits upon termination of service.

Duties of Directors

Under the laws of the Cayman Islands, PubCo directors owe certain fiduciary duties to the company. In certain circumstances, a shareholder may have the right to seek damages if a duty owed by the directors is breached.

Under Cayman Islands law, directors owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	directors should not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

In addition to the above, under Cayman Islands law, directors owe a duty of care that is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As stated above, under Cayman Islands law, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the Amended PubCo Articles or alternatively by shareholder approval at general meetings.

Appointment and Removal of Directors

The Amended PubCo Articles provide for a board comprised of up to nine directors, though this number may be increased by ordinary resolution.

The Amended PubCo Articles provide that:

•	the TPG Investor Entities may jointly appoint one director, provided that the TPG Investor Entities collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo;

•	the KKR Investor may appoint one director, provided that the KKR Investor and its affiliates collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo; and

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REA may appoint one director, provided that REA holds at least 7.5 per cent. of the issued share capital of PubCo and subject to (i) the possibility of REA losing such appointment right in the event of a breach of certain provisions of the Shareholders’ Agreement and (ii) such director appointed by REA being subject to certain additional requirements that do not apply to the directors appointed by either the TPG Investor Entities or the KKR Investor.

The Amended PubCo Articles provide for certain circumstances whereby the directors described above must be removed by the relevant appointor(s) or resign and, if such removal or resignation does not occur, the other directors may remove that director by majority vote.

All other directors may be appointed by ordinary resolution or a resolution of directors and removed by ordinary resolution and the removal of any such director may be for any reason or no reason. PubCo’s directors do not serve for a fixed term and there is no requirement for them to retire by rotation nor to make themselves eligible for re-election. Each director shall remain in office until he or she is removed by his or her appointing shareholder (in the case of the three directors appointed by PubCo’s substantial shareholders, as described above) or by ordinary resolution (in the case of each other director) and the office of a director shall be vacated if the director (i) becomes bankrupt or makes any arrangement or composition with his creditors, (ii) dies or is found to be or becomes of unsound mind, (iii) resigns by notice in writing, (iv) is removed by the shareholders as described above, (v) is removed from office by notice addressed to him at his last known address and signed by all of his co-directors (not being less than two in number) or (vi) is removed from office pursuant to any other provision of the Amended PubCo Articles.

Terms of Directors

An Investor Director (as defined in Amended PubCo Articles) shall hold office until such time as he or she resigns from office by notice in writing to PubCo, is removed from office in accordance with the Amended PubCo Articles or is otherwise disqualified from acting as a director (including pursuant to the Companies Act). A Non-Investor Director (as defined in the Amended PubCo Articles) shall hold office until such time as he or she resigns his office by notice in writing to PubCo, is removed from office by ordinary resolution or is otherwise disqualified from acting as a director (including pursuant to the Companies Act).

Committees of the Board of Directors

Audit and Risk Committee

Under the corporate governance rules of the NYSE, PubCo is required to maintain an audit committee consisting of at least three independent directors, each of whom is financially literate and one of whom has accounting or related financial management expertise. Following the listing of PubCo’s Ordinary Shares on the NYSE, PubCo’s audit and risk committee will consist of Ms. Rachna Bhasin, Ms. Jennifer Macdonald and Ms. Melanie Wilson. Ms. Jennifer Macdonald will serve as the chairperson of the audit and risk committee. All members of PubCo’s audit and risk committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and the corporate governance rules of the NYSE. PubCo’s board of directors has determined that Ms. Jennifer Macdonald is an audit committee financial expert as defined by the SEC rules and has the requisite financial experience as defined by the corporate governance rules of the NYSE. PubCo’s board of directors has determined that each proposed member of PubCo’s audit and risk committee is “independent” as such term is defined in Rule 10A-3(b)(1) under the Exchange Act, which is different from the general test for independence of board and committee members.

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PubCo’s board of directors will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on the NYSE, adopt a terms of reference setting forth the responsibilities of the audit and risk committee, which are consistent with Cayman Islands law, the SEC rules and the corporate governance rules of the NYSE and include:

•	recommending the appointment and termination of PubCo’s independent auditors, subject to approval of the shareholders;

•	pre-approving audit and non-audit services to be provided by the independent auditors and related fees and terms;

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overseeing the accounting and financial reporting processes of PubCo’s company and audits of PubCo’s financial statements, the effectiveness of PubCo’s internal control over financial reporting and making such reports as may be required of an audit committee under applicable law;

•	reviewing with management and PubCo’s independent auditor PubCo’s annual and quarterly financial statements prior to publication or filing (or submission, as the case may be) to the SEC;

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recommending to the board of directors the retention and termination of the internal auditor, and the internal auditor’s engagement fees and terms, in accordance with Cayman Islands law as well as approving the yearly or periodic work plan proposed by the internal auditor;

•	reviewing with PubCo’s general counsel and/or external counsel, as deemed necessary, legal and regulatory matters that could have a material impact on the financial statements;

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identifying irregularities in PubCo’s business administration, inter alia, by consulting with the internal auditor or with the independent auditor, and suggesting corrective measures to the board of directors;

•	reviewing policies and procedures with respect to transactions (other than transactions related to the compensation or terms of services) between PubCo and its officers and directors, or

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affiliates of officers or directors, or transactions that are not in the ordinary course of PubCo’s business and deciding whether to approve such acts and transactions if so required under Cayman Islands law; and

•	establishing procedures for the handling of employees’ complaints as to the management of PubCo’s business and the protection to be provided to such employees.

Remuneration Committee

Under the corporate governance rules of the NYSE, PubCo is required to maintain a compensation committee consisting of at least two independent directors. Following the listing of PubCo’s Ordinary Shares on the NYSE, PubCo’s remuneration committee will consist of Ms. Jennifer Macdonald, Mr. Dominic Picone and Ms. Melanie Wilson. Ms. Melanie Wilson will serve as chairperson of the committee. PubCo’s board of directors has determined that each proposed member of PubCo’s remuneration committee is independent under the corporate governance rules of the NYSE, including the additional independence requirements applicable to the members of a remuneration committee.

PubCo’s board of directors will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on the NYSE, adopt a terms of reference setting forth the responsibilities of the committee, which are consistent with the corporate governance rules of the NYSE and include among others:

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recommending to PubCo’s board of directors for its approval a compensation policy in accordance with the requirements of Cayman Islands law as well as other compensation policies, incentive-based compensation plans and equity-based compensation plans, and overseeing the development and implementation of such policies and recommending to PubCo’s board of directors any amendments or modifications the committee deems appropriate, including as required under Cayman Islands law;

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reviewing and approving the granting of options and other incentive awards to PubCo’s Chief Executive Officer and other executive officers, including reviewing and approving corporate goals and objectives relevant to the compensation of PubCo’s Chief Executive Officer and other executive officers, including evaluating their performance in light of such goals and objectives;

•	approving and exempting certain transactions regarding office holders’ compensation pursuant to Cayman Islands law; and

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administering PubCo’s equity-based compensation plans, including without limitation, making awards to eligible persons under the plans and determining the terms of such awards, and recommending for approval by the board: (i) the adoption of such plans, and (ii) the amendment and interpretation of such plans and the awards and agreements issued pursuant thereto.

Nominating Committee

Following the listing of PubCo’s Ordinary Shares on the NYSE, PubCo’s nominating committee will consist of Ms. Jennifer Macdonald, Mr. Dominic Picone, Mr. Ashish Shastry, Ms. Melanie Wilson and Mr. Owen

Wilson. Mr. Dominic Picone will serve as chairperson of the committee. PubCo’s board of directors will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on the NYSE, a terms of reference setting forth the responsibilities of the committee, which will include:

•	overseeing and assisting PubCo’s board of directors in reviewing and recommending nominees for election as directors;

•	assessing the performance of the members of PubCo’s board of directors;

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establishing and maintaining effective corporate governance policies and practices, including, but not limited to, developing and recommending to PubCo’s board of directors a set of corporate governance guidelines applicable to PubCo’s business; and

•	overseeing PubCo’s environmental, social and governance risks, strategies, policies, programs and practices to further PubCo’s business purpose, strategy, culture, values and reputation.

Code of Business Conduct and Ethics

PubCo will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on the NYSE, adopt a Code of Business Conduct and Ethics applicable to its directors, officers and employees. PubCo seeks to conduct business ethically, honestly, and in compliance with applicable laws and regulations. PubCo’s Code of Business Conduct and Ethics sets out the principles designed to guide PubCo’s business practices with integrity, respect and dedication. The code applies to all directors, officers, employees and extended workforce, including PubCo’s directors and executive officers. PubCo expects its suppliers, contractors, consultants, and other business partners to follow the principles set forth in its code when providing goods and services to PubCo or acting on PubCo’s behalf.

Diversity and Inclusion Policy

PubCo will, prior to or concurrently with the listing of PubCo’s Ordinary Shares on the NYSE, adopt a Diversity and Inclusion Policy intended to achieve PubCo’s diversity goals through regular review and monitoring. As an international organization across Southeast Asia, PubCo is mindful of the different market practices that apply in the countries in which will operate and recognizes the importance of ethnic and cultural diversity in its management and workforce. PubCo recognizes that each individual is unique, and diversity encompasses many dimensions. As such, PubCo recognizes all types of diversity under the policy. The policy applies to all directors, officers, employees and extended workforce, including PubCo’s directors and executive officers.

Under the terms of the policy, the PubCo board of directors will be responsible for the following:

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annually setting measurable objectives for achieving gender diversity in the composition of the board of directors, senior management and workforce and, where appropriate, other aspects of diversity including in respect of women in leadership, age diversity and cultural diversity. The board will assess annually PubCo’s progress in achieving such objectives;

•	ensuring the Diversity and Inclusion Policy is on PubCo’s website; and

•	reviewing the objectives set for the relevant reporting period and PubCo’s progress in achieving the objectives in its annual report.

Compensation of Directors and Executive Officers

In 2020, PropertyGuru paid an aggregate of S$3.3 million in cash compensation and benefits in kind to PropertyGuru’s executive officers as a group. PropertyGuru’s executive officers do not receive pension, retirement or other similar benefits, and PropertyGuru has not set aside or accrued any amount to provide such benefits to its executive officers. In Singapore, PropertyGuru is required by the applicable laws and regulations to make contributions, as employers, to the Central Provident Fund for executive officers who are employed by PropertyGuru as prescribed under the Central Provident Fund Act. The contribution rates vary, depending on the age of the executive officers, and whether such executive officer is a Singapore citizen or permanent resident (contributions are not required or permitted in respect of a foreigner on a work pass). PropertyGuru did not pay any cash compensation to its independent directors in 2020. PropertyGuru is not party to any agreements with its executive officers and directors that provide for benefits upon termination of employment.

For information regarding share awards granted to PropertyGuru’s directors and executive officers, see the section entitled “—Equity Incentive Plans” below.

Employment Agreements and Indemnification Agreements

Each of its executive officers is party to an employment agreement with PropertyGuru Pte. Ltd., a subsidiary of PubCo in Singapore. The employment of the executive officers under these employment agreements is for an indefinite period, but may be terminated by the employer for cause at any time without advance notice or for any other reason by giving prior written notice or by paying certain compensation, and the executive officer may terminate his or her employment at any time by giving the employer prior written notice. The employment agreements with the executive officers also include confidentiality and non-disclosure restrictions and non-competition and non-solicitation restrictions that apply during employment for certain periods following termination of employment.

PubCo will enter into indemnification agreements with each of its directors. Under these agreements, PubCo may agree to indemnify its director against certain liabilities and expenses incurred by such persons in connection with claims made by reason of their being a director of PubCo.

Equity Incentive Plans

Employee Stock Option Plan 2016

In April 2016, PropertyGuru’s board of directors adopted and PropertyGuru’s shareholders approved the PropertyGuru Pte. Ltd. Employee Stock Option Plan 2016 (the “2016 Plan”), which was subsequently amended on January 1, 2018, October 6, 2019, December 9, 2019, October 14, 2020 and July 19, 2021. As of November 18, 2021, under the 2016 Plan, options to purchase 57,803 PropertyGuru Ordinary Shares were outstanding.

Following the consummation of the Business Combination, PubCo will assume and convert the 2016 Plan into the PropertyGuru Group Limited Employee Stock Option Plan 2016 (the “PubCo 2016 Plan”). In addition, in connection with the Business Combination, all options with respect to PropertyGuru Ordinary Shares that are outstanding under the 2016 Plan at the time of consummation of the Business Combination will be replaced by options with respect to PubCo Ordinary Shares under the PubCo 2016 Plan. The following summarizes the material terms of the PubCo 2016 Plan:

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Shares Subject to the PubCo 2016 Plan. Under the terms of the Shareholders’ Agreement, the maximum number of PubCo Ordinary Shares that may be issued under the PubCo 2016 Plan, the PubCo 2018 Plan (as defined below), the PubCo NED Plan (as defined below), the PubCo Omnibus Plan (as defined below), the PubCo RSU Plan (as defined below) and any other employee share incentive, option, award or other similar plan of PubCo from time to time is 7.5% of the fully diluted share capital of PubCo as of the date of determination.

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Plan Administration. PubCo’s board of directors may delegate the Nominations and Remunerations Committee or any other committee from time to time to administer the PubCo 2016 Plan. The administrator, among other things, determines the eligible individuals to whom grants of options should be made, determines the time or times when grants of options should be made, determines the allocation methodology to be used in respect of calculating the number of PubCo Ordinary Shares to be subject to each such grant of options, and makes all other determinations necessary or advisable for the administration of the PubCo 2016 Plan and otherwise does all things necessary to carry out the purposes of the PubCo 2016 Plan. The administrator may delegate its authority to grant options to an officer or committee of officers of PubCo, subject to reasonable limits and guidelines established by the administrator at the time of such delegation and subject to applicable law.

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Capitalization Adjustment. In the event there is a specified type of change in PubCo’s capital structure, such as a share dividend, share split or combination of shares (including a reverse stock split), recapitalization or other change in PubCo’s capital structure, appropriate adjustments will be made to (i) the maximum number of shares that may be delivered under the PubCo 2016 Plan, (ii) the number and kind of shares of stock or securities subject to options then outstanding or subsequently granted, (iii) the exercise prices relating to options, and (iv) any other provision of options affected by such change to prevent the enlargement or dilution of rights with respect to the number of PubCo Ordinary Shares subject to grant under the PubCo 2016 Plan, the number of PubCo Ordinary Shares subject to the options and/or the exercise price per share of PubCo Ordinary Shares, subject to the Amended PubCo Articles and applicable law.

Appropriate adjustments will also be made to take into account (a) other distributions to shareholders or any other event if the administrator determines that adjustments are appropriate to avoid distortion in the operation of the PubCo 2016 Plan and to preserve the value of options granted thereunder, (b) a corporate acquisition or similar corporate transaction involving PubCo, its subsidiaries or their affiliates, and (c) any increase or decrease in the number of issued PubCo Ordinary Shares resulting from a subdivision or consolidation of PubCo Ordinary Shares, or any other increase or decrease in the number of such PubCo Ordinary Shares effected without receipt of consideration by PubCo (including the payment of an extraordinary dividend).

•	Types of Awards. The PubCo 2016 Plan permits the grants of options.

•	Eligibility. Employees and directors of PubCo or any of its subsidiaries are eligible to participate in the PubCo 2016 Plan.

•

Offering. Under the PubCo 2016 Plan, an offer to grant options to eligible individuals is made by sending such individual an option grant agreement confirming the grant of options. The eligible participant may accept the offer to grant options, in whole or in part, within thirty (30) days after the option grant date. Unless the administrator determines otherwise, an offer of a grant of an option automatically lapses and becomes null, void and of no effect and is not capable of acceptance if it is not accepted within the 30 day period, the eligible individual dies prior to his/her acceptance of the option, the eligible individual is adjudicated a bankrupt or enters into composition with his/her creditors prior to his/her acceptance of the option, the eligible individual (being an employee of PubCo or any of its subsidiaries) ceases to be in the employment of PubCo or any of its subsidiaries for any reason whatsoever prior to his/her acceptance of the option, or PubCo is liquidated or wound-up prior to the eligible individual’s acceptance of the option. The administrator will specify in the option grant agreement the conditions upon which the option will become vested, including any condition that part or all of an option is subject to time-based or performance-based vesting conditions.

All options, whether vested or unvested, will expire on the tenth (10th) anniversary of their option grant date unless otherwise provided in a participant’s option grant agreement or unless such options expire earlier as provided in the PubCo 2016 Plan or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such options, the options then remaining unexercised will lapse and become null and void.

•	Option Grant Agreements. Options granted under the PubCo 2016 Plan are evidenced by option grant agreements confirming the grant of options.

•

Conditions of Awards. The administrator determines the provisions, terms and conditions of each option granted under the PubCo 2016 Plan, including but not limited to the vesting schedule of the option.

•	Transferability. The options and all rights thereunder are exercisable only by the participant and are not assignable or transferable.

•

Termination of Employment. Unless otherwise specified in the applicable option grant agreement or unless the administrator determines otherwise, upon termination of the participant’s employment, (i) where the participant is a Leaver (as defined in the PubCo 2016 Plan) or Bad Leaver (as defined in the PubCo 2016 Plan) all unvested outstanding options held by such participant shall be immediately forfeited; (ii) where the participant is a Good Leaver (as defined in the PubCo 2016 Plan), the administrator may, at its absolute discretion, permit him/her to retain a portion of his/her unvested options, such retained unvested options to be pro-rated for the portion of the vesting period served at the time of cessation of employment, and to vest subject to the terms and conditions of the option grant agreement to which the options were first granted; and (iii) any participant’s options (or any portion thereof) which have become vested on or before the date such participant’s employment is terminated shall expire on the earliest of (a) where the participant is a Bad Leaver, the commencement of business on the date of the participant’s termination of employment; and (b) where the participant is a Good Leaver or Leaver, 30 days after the date the participant’s employment is terminated; or (c) the expiration date applicable to such option specified in the PubCo 2016 Plan.

•

Cash Awards. Upon the exercise of options, the administrator may, in its absolute discretion, determine to make a payment of cash to the participant instead of issuing or, as the case may be, transferring PubCo Ordinary Shares. The cash award shall be the excess, if any, of (i) the fair market value of one PubCo Share multiplied by the number of PubCo Ordinary Shares subject to the option or such portion, over (ii) the aggregate exercise price of the option or such portion, on such payment terms and other terms, and subject to such conditions, as the administrator determines, in settlement in full of the participant’s rights in respect of such option.

•

Change in Control. Upon the occurrence of a change of control or where a change of control is likely to occur (as determined by the administrator in its absolute discretion), all of the outstanding unvested time-based options and/or performance-based options shall immediately vest and become exercisable prior to the change of control.

•

Term; Amendment. No options may be granted under the PubCo 2016 Plan on or after April 4, 2026. The administrator may, in its sole discretion, amend the PubCo 2016 Plan or terms of any option granted thereunder, provided, however, that any such amendment shall not impair or adversely affect the participants’ existing rights under the PubCo 2016 Plan in relation to outstanding grants or such option without such participant’s written consent, unless the administrator expressly reserved the right to make such amendment at the time the option was granted (which includes, without limitation, the right to adjust or modify outstanding options).

Employee Stock Option Plan 2018

In May 2018, PropertyGuru’s board of directors adopted and PropertyGuru’s shareholders approved the PropertyGuru Pte. Ltd. Employee Stock Option Plan 2018 (the “2018 Plan”), which was subsequently amended on October 6, 2019, December 9, 2019, October 14, 2020 and July 19, 2021. As of November 18, 2021, under the 2018 Plan, options to purchase 51,793 PropertyGuru Ordinary Shares were outstanding.

Following the consummation of the Business Combination, PubCo will assume and convert the 2018 Plan into the PropertyGuru Group Limited Employee Stock Option Plan 2018 (the “PubCo 2018 Plan”). In addition, in connection with the Business Combination, all options with respect to PropertyGuru Ordinary Shares that are outstanding under the 2018 Plan at the time of consummation of the Business Combination will be replaced by options with respect to PubCo Ordinary Shares under the PubCo 2018 Plan. The material terms of the PubCo 2018 Plan are identical to the PubCo 2016 Plan, save for the PubCo 2018 Plan’s term expires on May 9, 2028.

Non-Executive Directors Share Plan

In October 2019, PropertyGuru’s board of directors adopted and PropertyGuru’s shareholders approved the PropertyGuru Pte. Ltd. Non-Executive Directors Share Plan (the “NED Plan”), which was subsequently amended on December 9, 2019, October 14, 2020 and July 19, 2021. As of November 18, 2021, under the NED Plan, options to purchase 3,209 PropertyGuru Ordinary Shares and restricted stock units (“RSU”) underlying 7,162 PropertyGuru Ordinary Shares were outstanding.

Following the consummation of the Business Combination, PubCo will assume and convert the NED Plan into the PropertyGuru Group Limited Non-Executive Directors Share Plan (the “PubCo NED Plan”). In addition, in connection with the Business Combination, all options and RSUs with respect to PropertyGuru Ordinary Shares that are outstanding under the NED Plan at the time of consummation of the Business Combination will be replaced by options and RSUs with respect to PubCo Ordinary Shares under the PubCo NED Plan. The following summarizes the material terms of the PubCo NED Plan:

•

Shares Subject to the PubCo NED Plan. Under the terms of the Shareholders’ Agreement, the maximum number of PubCo Ordinary Shares that may be issued under the PubCo 2016 Plan, the PubCo 2018 Plan, the PubCo NED Plan, the PubCo Omnibus Plan (as defined below), the PubCo RSU Plan (as defined below) and any other employee share incentive, option, award or other similar plan of PubCo from time to time is 7.5% of the fully diluted share capital of PubCo as of the date of determination.

•

Plan Administration. PubCo’s board of directors may delegate the Nominations and Remunerations Committee or any other committee from time to time to administer the PubCo NED Plan. The administrator, among other things, determines the eligible individuals to whom grants of options, RSUs and/or share awards should be made, determines the time or times when grants of options, RSUs and/or share awards should be made, determines the allocation methodology to be used in respect of calculating the number of PubCo Ordinary Shares to be subject to each such grant of options, RSUs and/or share awards, and makes all other determinations necessary or advisable for the administration of the PubCo NED Plan and otherwise does all things necessary to carry out the purposes of the PubCo NED Plan. The administrator may delegate its authority to grant options, RSUs and/or share awards to an officer or committee of officers of PubCo, subject to reasonable limits and guidelines established by the administrator at the time of such delegation and subject to applicable law.

•

Capitalization Adjustment. In the case of options and RSUs, in the event there is a specified type of change in PubCo’s capital structure, such as a share dividend, share split or combination of shares (including a reverse stock split), recapitalization or other change in PubCo’s capital structure, appropriate adjustments will be made to (i) the maximum number of shares that may be delivered under the PubCo NED Plan, (ii) the number and kind of shares of stock or securities subject to options or RSUs (as the case may be) then outstanding or subsequently granted, (iii) in the case of options, the exercise prices relating to options, and (iv) any other provision of options or RSUs (as the case may be) affected by such change to prevent the enlargement or dilution of rights with respect to the number of PubCo Ordinary Shares subject to grant under the PubCo NED Plan, the number of PubCo Ordinary Shares subject to the options or RSUs (as the case may be) and/or (in the case of options) the exercise price per share of PubCo Ordinary Shares, subject to the Amended PubCo Articles and applicable law.

Appropriate adjustments will also be made to take into account (a) in the case of options and RSUs, other distributions to shareholders or any other event if the administrator determines that adjustments are appropriate to avoid distortion in the operation of the PubCo NED Plan and to preserve the value of options, RSUs or share awards (as the case may be) granted thereunder, (b) in the case of options, RSUs and share awards, a corporate acquisition or similar corporate transaction involving PubCo, its subsidiaries or their affiliates, and (c) in the case of options and RSUs, any increase or decrease in the number of issued PubCo Ordinary Shares resulting from a subdivision or consolidation of PubCo Ordinary Shares, or any other increase or decrease in the number of such PubCo Ordinary Shares effected without receipt of consideration by PubCo (including the payment of an extraordinary dividend).

•	Types of Awards. The PubCo NED Plan permits the grant of options, RSUs and share awards.

•	Eligibility. Non-executive directors of PubCo or any of its subsidiaries are eligible to participate in the PubCo NED Plan.

•

Offering. Under the PubCo NED Plan, an offer to grant options, RSUs and/or share awards to eligible individuals is made by sending such individual an option grant agreement, RSU grant agreement or share award grant agreement (as the case may be) confirming the grant of options, RSUs and/or share awards (as the case may be). The eligible participant may accept the offer to grant options, RSUs and/or share awards (as the case may be), in whole or in part, within thirty (30) days after the option, RSU and/or share award grant date (as the case may be). Unless the administrator determines otherwise, an offer of a grant of an option, RSU and/or share award (as the case may be) automatically lapses and becomes null, void and of no effect and is not capable of acceptance if it is not accepted within the 30 day period, the eligible individual dies prior to his/her acceptance of the option, RSU and/or share award (as the case may be), the eligible individual is adjudicated a bankrupt or enters into composition with his/her creditors prior to his/her acceptance of the option, RSU and/or share award (as the case may be), the eligible individual (being an appointee of PubCo or any of its subsidiaries) ceases to be appointed by PubCo or any of its subsidiaries for any reason whatsoever prior to his/her acceptance of the option, RSU and/or share award (as the case may be), or PubCo is liquidated or wound-up prior to the eligible individual’s acceptance of the option, RSU and/or share award (as the case may be). The administrator will specify in the option grant agreement, RSU grant agreement or share award grant agreement (as the case may be) the conditions upon which the option, RSU or share award (as the case may be) will become vested, including any condition that part or all of an option, RSU or share award (as the case may be) is subject to time-based or performance-based vesting conditions.

All options, whether vested or unvested, will expire on the fifth (5th) anniversary of their option grant date unless otherwise provided in a participant’s option grant agreement or unless such options expire earlier as provided in the PubCo NED Plan or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such options, the options then remaining unexercised will lapse and become null and void.

•

Grant Agreements. Options, RSUs and share awards granted under the PubCo NED Plan are evidenced by option grant agreements, RSU grant agreements and share award grant agreements respectively confirming the grant of options, RSUs and share awards respectively.

•

Conditions of Awards. The administrator determines the provisions, terms and conditions of each option, RSU and share award granted under the PubCo NED Plan, including but not limited to the vesting schedule of the option, RSU or share award (as the case may be).

•

Transferability. An option and/or RSU (as the case may be) granted to a participant is personal to the participant only and cannot be transferred to any other party. The participant agrees that he or she shall not cause or permit the unvested restricted securities or his or her interest in the unvested restricted securities to be transferred to any other party other than the participant’s personal representative on his or her death. Subject to the prior approval of the administrator, the participant (i) may assign or transfer the benefit of and right to exercise an option or share award (as the case may be), (ii) may assign or transfer the benefit of a RSU, to a Permitted Transferee (as defined in the PubCo NED Plan), or (iii) may assign or transfer his or her rights with respect to any or all of the restricted securities held by such participant to a Permitted Transferee.

•

Termination of Appointment. Unless otherwise specified in the applicable option grant agreement, RSU grant agreement and/or share award grant agreement or unless the administrator determines otherwise, upon termination of the participant’s appointment, (i) where the participant is a Leaver (as defined in the PubCo NED Plan) or Bad Leaver (as defined in the PubCo NED Plan) all unvested outstanding options, RSUs or restricted securities (as the case may be) held by such participant shall be immediately forfeited; (ii) where the participant is a Good Leaver (as defined in the PubCo NED Plan), the administrator may, at its absolute discretion, permit him/her to retain a portion of his/her unvested options, RSUs or restricted securities (as the case may be), such retained unvested options, RSUs or restricted securities (as the case may be) to be pro-rated for the portion of the vesting period served at the time of cessation of appointment, and to vest subject to the terms and conditions of the option grant agreement, RSU grant agreement and/or share award grant agreement to which the options, RSUs or restricted securities (as the case may be) were first granted; and (iii) any participant’s options (or any portion thereof) which have become vested on or before the date such participant’s appointment is terminated shall expire on the earliest of (a) where the participant is a Bad Leaver, the commencement of business on the date of the participant’s termination of appointment; and (b) where the participant is a Good Leaver or Leaver, 30 days after the date the participant’s appointment is terminated; or (c) the expiration date applicable to such option specified in the PubCo NED Plan. Any option or portion thereof that is vested and held by a Permitted Transferee (as defined in the PubCo NED Plan) shall expire in connection with the participant’s termination of appointment in accordance with the PubCo NED Plan as if the option were held directly by the participant, unless otherwise provided in the participant’s option grant agreement.

•

Cash Awards. Upon the exercise of options or vesting of RSUs (as the case may be), the administrator may, in its absolute discretion, determine to make a payment of cash to the participant instead of issuing or, as the case may be, transferring PubCo Ordinary Shares. In the case of options, the cash award shall be the excess, if any, of (i) the fair market value of one PubCo Share multiplied by the number of PubCo Ordinary Shares subject to the option or such portion, over (ii) the aggregate exercise price of the option or such portion, on such payment terms and other terms, and subject to such conditions, as the administrator determines, in settlement in full of the participant’s rights in respect of such option. In the case of RSUs, the cash award shall be the fair market value of one PubCo Share multiplied by the number of PubCo Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the administrator determines, in settlement in full of the participant’s rights in respect of such RSU.

•

Change in Control. Upon the occurrence of a change of control or where a change of control is likely to occur (as determined by the administrator in its absolute discretion), all of the outstanding unvested time-based options, RSUs and restricted securities and/or performance-based options, RSUs and restricted securities shall immediately vest and, in the case of the options, become exercisable, prior to the change of control.

•

Term; Amendment. No options, RSUs and/or share awards may be granted under the PubCo NED Plan on or after October 4, 2029. The administrator may, in its sole discretion, amend the PubCo NED Plan or terms of any option, RSU and/or share award granted thereunder, provided, however, that any such amendment shall not impair or adversely affect the participants’ existing rights under the PubCo NED Plan in relation to outstanding grants or such option, RSU and/or share award without such participant’s written consent, unless the administrator expressly reserved the right to make such amendment at the time the option, RSU and/or share award (as the case may be) was granted (which includes, without limitation, the right to adjust or modify outstanding options and RSUs).

Omnibus Equity Incentive Plan

In October 2019, PropertyGuru’s board of directors adopted and PropertyGuru’s shareholders approved the PropertyGuru Pte. Ltd. Omnibus Equity Incentive Plan (the “Omnibus Plan”), which was subsequently amended on December 9, 2019, October 14, 2020 and July 19, 2021. As of November 18, 2021, under the Omnibus Plan, there were no outstanding options to purchase PropertyGuru Ordinary Shares and RSUs underlying 60,524 PropertyGuru Ordinary Shares were outstanding.

Following the consummation of the Business Combination, PubCo will assume and convert the Omnibus Plan into the PropertyGuru Group Limited Omnibus Equity Incentive Plan (the “PubCo Omnibus Plan”). In addition, in connection with the Business Combination, all options and RSUs with respect to PropertyGuru Ordinary Shares that are outstanding under the Omnibus Plan at the time of consummation of the Business Combination will be replaced by options and RSUs with respect to PubCo Ordinary Shares under the PubCo Omnibus Plan. The following summarizes the material terms of the PubCo Omnibus Plan:

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Shares Subject to the PubCo Omnibus Plan. Under the terms of the Shareholders’ Agreement, the maximum number of PubCo Ordinary Shares that may be issued under the PubCo 2016 Plan, the PubCo 2018 Plan, the PubCo NED Plan, the PubCo Omnibus Plan, the PubCo RSU Plan (as defined below) and any other employee share incentive, option, award or other similar plan of PubCo from time to time is 7.5% of the fully diluted share capital of PubCo as of the date of determination.

•

Plan Administration. PubCo’s board of directors may delegate the Nominations and Remunerations Committee or any other committee from time to time to administer the PubCo Omnibus Plan. The administrator, among other things, determines the eligible individuals to whom grants of options, RSUs and/or share awards should be made, determines the time or times when grants of options, RSUs and/or share awards should be made, determines the allocation methodology to be used in respect of calculating the number of PubCo Ordinary Shares to be subject to each such grant of options, RSUs and/or share awards, and makes all other determinations necessary or advisable for the administration of the PubCo Omnibus Plan and otherwise does all things necessary to carry out the purposes of the PubCo Omnibus Plan. The administrator may delegate its authority to grant options, RSUs and/or share awards to an officer or committee of officers of PubCo, subject to reasonable limits and guidelines established by the administrator at the time of such delegation and subject to applicable law.

•

Capitalization Adjustment. In the case of options and RSUs, in the event there is a specified type of change in PubCo’s capital structure, such as a share dividend, share split or combination of shares (including a reverse stock split), recapitalization or other change in PubCo’s capital structure, appropriate adjustments will be made to (i) the maximum number of shares that may be delivered under the PubCo Omnibus Plan, (ii) the number and kind of shares of stock or securities subject to options or RSUs (as the case may be) then outstanding or subsequently granted, (iii) in the case of options, the exercise prices relating to options, and (iv) any other provision of options or RSUs (as the case may be) affected by such change to prevent the enlargement or dilution of rights with respect to the number of PubCo Ordinary Shares subject to grant under the PubCo Omnibus Plan, the number of PubCo Ordinary Shares subject to the options or RSUs (as the case may be) and/or (in the case of options) the exercise price per share of PubCo Ordinary Shares, subject to the Amended PubCo Articles and applicable law.

Appropriate adjustments will also be made to take into account (a) in the case of options and RSUs, other distributions to shareholders or any other event if the administrator determines that adjustments are appropriate to avoid distortion in the operation of the PubCo Omnibus Plan and to preserve the value of options or RSUs (as the case may be) granted thereunder, (b) in the case of options, RSUs and share awards, a corporate acquisition or similar corporate transaction involving PubCo, its subsidiaries or their affiliates, and (c) in the case of options and RSUs, any increase or decrease in the number of issued PubCo Ordinary Shares resulting from a subdivision or consolidation of PubCo Ordinary Shares, or any other increase or decrease in the number of such PubCo Ordinary Shares effected without receipt of consideration by PubCo (including the payment of an extraordinary dividend).

•	Types of Awards. The PubCo Omnibus Plan permits the grant of options, RSUs and share awards.

•	Eligibility. Selected employees and executive directors of PubCo or any of its subsidiaries are eligible to participate in the PubCo Omnibus Plan.

•

Offering. Under the PubCo Omnibus Plan, an offer to grant options, RSUs and/or share awards to eligible individuals is made by sending such individual an option grant agreement, RSU grant agreement or share award grant agreement (as the case may be) confirming the grant of options, RSUs and/or share awards (as the case may be). The eligible participant may accept the offer to grant options, RSUs and/or share awards (as the case may be), in whole or in part, within thirty (30) days after the option, RSU and/or share award grant date (as the case may be). Unless the administrator determines otherwise, an offer of a grant of an option, RSU and/or share award (as the case may be) automatically lapses and becomes null, void and of no effect and is not capable of acceptance if it is not accepted within the 30 day period, the eligible individual dies prior to his/her acceptance of the option, RSU and/or share award (as the case may be), the eligible individual is adjudicated a bankrupt or enters into composition with his/her creditors prior to his/her acceptance of the option, RSU and/or share award (as the case may be), the eligible individual (being an employee of PubCo or any of its subsidiaries) ceases to be employed by PubCo or any of its subsidiaries for any reason whatsoever prior to his/her acceptance of the option, RSU and/or share award (as the case may be), or PubCo is liquidated or wound-up prior to the eligible individual’s acceptance of the option, RSU and/or share award (as the case may be). The administrator will specify in the option grant agreement, RSU grant agreement or share award grant agreement (as the case may be) the conditions upon which the option, RSU or restricted security (as the case may be) will become vested, including any condition that part or all of an option, RSU or restricted security (as the case may be) is subject to time-based or performance-based vesting conditions.

All options, whether vested or unvested, will expire on the tenth (10th) anniversary of their option grant date unless otherwise provided in a participant’s option grant agreement or unless such options expire earlier as provided in the PubCo Omnibus Plan or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such options, the options then remaining unexercised will lapse and become null and void.

•

Grant Agreements. Options, RSUs and share awards granted under the PubCo Omnibus Plan are evidenced by option grant agreements, RSU grant agreements and share award grant agreement respectively confirming the grant of options, RSUs and share awards respectively.

•

Conditions of Awards. The administrator determines the provisions, terms and conditions of each option, RSU and share award granted under the PubCo Omnibus Plan, including but not limited to the vesting schedule of the option, RSU or restricted security (as the case may be).

•

Transferability. An option and/or RSU (as the case may be) granted to a participant is personal to the participant only and cannot be transferred to any other party. The participant agrees that he or she shall not cause or permit the unvested restricted securities or his or her interest in the unvested restricted securities to be transferred to any other party other than the participant’s personal representative on his or her death. Subject to the prior approval of the administrator, the participant (i) may assign or transfer the benefit of and right to exercise an option or share award (as the case may be), (ii) may assign or transfer the benefit of a RSU, to a Permitted Transferee (as defined in the PubCo Omnibus Plan), or (iii) may assign or transfer his or her rights with respect to any or all of the restricted securities held by such participant to a Permitted Transferee.

•

Termination of Employment. Unless otherwise specified in the applicable option grant agreement, RSU grant agreement and/or share award grant agreement or unless the administrator determines otherwise, upon termination of the participant’s employment, (i) where the participant is a Leaver (as defined in the PubCo Omnibus Plan) or Bad Leaver (as defined in the PubCo Omnibus Plan) all unvested outstanding options, RSUs or restricted securities (as the case may be) held by such participant shall be immediately forfeited; (ii) where the participant is a Good Leaver (as defined in the PubCo Omnibus

Plan), the administrator may, at its absolute discretion, permit him/her to retain a portion of his/her unvested options, RSUs or restricted securities (as the case may be), such retained unvested options, RSUs or restricted securities (as the case may be) to be pro-rated for the portion of the vesting period served at the time of cessation of employment, and to vest subject to the terms and conditions of the option grant agreement, RSU grant agreement and/or share award grant agreement to which the options, RSUs or restricted securities (as the case may be) were first granted; and (iii) any participant’s options (or any portion thereof) which have become vested on or before the date such participant’s employment is terminated shall expire on the earliest of (a) where the participant is a Bad Leaver, the commencement of business on the date of the participant’s termination of employment; and (b) where the participant is a Good Leaver or Leaver, 30 days after the date the participant’s employment is terminated; or (c) the expiration date applicable to such option specified in the PubCo Omnibus Plan. Any option or portion thereof that is vested and held by a Permitted Transferee (as defined in the PubCo Omnibus Plan) shall expire in connection with the participant’s termination of employment in accordance with the PubCo Omnibus Plan as if the option were held directly by the participant, unless otherwise provided in the participant’s option grant agreement.

•

Cash Awards. Upon the exercise of options or vesting of RSUs (as the case may be), the administrator may, in its absolute discretion, determine to make a payment of cash to the participant instead of issuing or, as the case may be, transferring PubCo Ordinary Shares. In the case of options, the cash award shall be the excess, if any, of (i) the fair market value of one PubCo Share multiplied by the number of PubCo Ordinary Shares subject to the option or such portion, over (ii) the aggregate exercise price of the option or such portion, on such payment terms and other terms, and subject to such conditions, as the administrator determines, in settlement in full of the participant’s rights in respect of such option. In the case of RSUs, the cash award shall be the fair market value of one PubCo Share multiplied by the number of PubCo Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the administrator determines, in settlement in full of the participant’s rights in respect of such RSU.

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Change in Control. Upon the occurrence of a change of control or where a change of control is likely to occur (as determined by the administrator in its absolute discretion), all of the outstanding unvested time-based options, RSUs and restricted securities and/or performance-based options, RSUs and restricted securities shall immediately vest and, in the case of the options, become exercisable, prior to the change of control.

•

Term; Amendment. No options, RSUs and/or share awards may be granted under the PubCo Omnibus Plan on or after October 4, 2029. The administrator may, in its sole discretion, amend the PubCo Omnibus Plan or terms of any option, RSU and/or share award granted thereunder, provided, however, that any such amendment shall not impair or adversely affect the participants’ existing rights under the PubCo Omnibus Plan in relation to outstanding grants or such option, RSU and/or share award without such participant’s written consent, unless the administrator expressly reserved the right to make such amendment at the time the option, RSU and/or share award (as the case may be) was granted (which includes, without limitation, the right to adjust or modify outstanding options and RSUs).

Restricted Stock Units Plan

In April 2016, PropertyGuru’s board of directors adopted and PropertyGuru’s shareholders approved the PropertyGuru Pte. Ltd. Restricted Stock Units Plan (the “RSU Plan”), which was subsequently amended on January 1, 2018, October 6, 2019, December 9, 2019, October 14, 2020 and July 19, 2021. As of November 18, 2021, under the RSU Plan, RSUs underlying 1,960 PropertyGuru Ordinary Shares were outstanding.

Following the consummation of the Business Combination, PubCo will assume and convert the RSU Plan into the PropertyGuru Group Limited Restricted Stock Units Plan (the “PubCo RSU Plan”). In addition, in connection with the Business Combination, all RSUs with respect to PropertyGuru Ordinary Shares that are outstanding under the RSU Plan at the time of consummation of the Business Combination will be replaced by RSUs with respect to PubCo Ordinary Shares under the PubCo RSU Plan. The following summarizes the material terms of the PubCo RSU Plan:

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Shares Subject to the PubCo RSU Plan. Under the terms of the Shareholders’ Agreement, the maximum number of PubCo Ordinary Shares that may be issued under the PubCo 2016 Plan, the PubCo 2018 Plan, the PubCo NED Plan, the PubCo Omnibus Plan, the PubCo RSU Plan and any other employee share incentive, option, award or other similar plan of PubCo from time to time is 7.5% of the fully diluted share capital of PubCo as of the date of determination.

•

Plan Administration. PubCo’s board of directors may delegate the Nominations and Remunerations Committee or any other committee from time to time to administer the PubCo RSU Plan. The administrator, among other things, determines the eligible individuals to whom grants of RSUs should be made, determines the time or times when grants of RSUs should be made, determines the allocation methodology to be used in respect of calculating the number of PubCo Ordinary Shares to be subject to each such grant of RSUs, and makes all other determinations necessary or advisable for the administration of the PubCo RSU Plan and otherwise does all things necessary to carry out the purposes of the PubCo RSU Plan. The administrator may delegate its authority to grant RSUs to an officer or committee of officers of PubCo, subject to reasonable limits and guidelines established by the administrator at the time of such delegation and subject to applicable law.

•

Capitalization Adjustment. In the event there is a specified type of change in PubCo’s capital structure, such as a share dividend, share split or combination of shares (including a reverse stock split), recapitalization or other change in PubCo’s capital structure, appropriate adjustments will be made to (i) the maximum number of shares that may be delivered under the PubCo RSU Plan, (ii) the number and kind of shares of stock or securities subject to RSUs then outstanding or subsequently granted, and (iii) any other provision of RSUs affected by such change to prevent the enlargement or dilution of rights with respect to the number of PubCo Ordinary Shares subject to grant under the PubCo RSU Plan, the number of PubCo Ordinary Shares subject to the RSUs, subject to the Amended PubCo Articles and applicable law.

Appropriate adjustments will also be made to take into account (a) other distributions to shareholders or any other event if the administrator determines that adjustments are appropriate to avoid distortion in the operation of the PubCo RSU Plan and to preserve the value of RSUs granted thereunder, (b) a corporate acquisition or similar corporate transaction involving PubCo, its subsidiaries or their affiliates, and (c) any increase or decrease in the number of issued PubCo Ordinary Shares resulting from a subdivision or consolidation of PubCo Ordinary Shares, or any other increase or decrease in the number of such PubCo Ordinary Shares effected without receipt of consideration by PubCo (including the payment of an extraordinary dividend).

•	Types of Awards. The PubCo RSU Plan permits the grants of RSUs.

•	Eligibility. Employees and directors of PubCo or any of its subsidiaries are eligible to participate in the PubCo RSU Plan.

•

Offering. Under the PubCo RSU Plan, an offer to grant RSUs to eligible individuals is made by sending such individual a RSU grant agreement confirming the grant of RSUs. The eligible participant may accept the offer to grant RSUs, in whole or in part, within thirty (30) days after the option grant date. Unless the administrator determines otherwise, an offer of a grant of a RSU automatically lapses and becomes null, void and of no effect and is not capable of acceptance if it is not accepted within the 30 day period, the eligible individual dies prior to his/her acceptance of the RSU, the eligible individual is adjudicated a bankrupt or enters into composition with his/her creditors prior to his/her acceptance of the RSU, the eligible individual (being an employee of PubCo or any of its subsidiaries) ceases to be in the employment of PubCo or any of its subsidiaries for any reason whatsoever prior to his/her acceptance of the RSU, or PubCo is liquidated or wound-up prior to the eligible individual’s acceptance of the RSU. The administrator will specify in the RSU grant agreement the conditions upon which the RSU will become vested, including any condition that part or all of a RSU is subject to time-based or performance-based vesting conditions.

•	RSU Grant Agreements. Options granted under the PubCo RSU Plan are evidenced by RSU grant agreements confirming the grant of RSUs.

•	Conditions of Awards. The administrator determines the provisions, terms and conditions of each RSU granted under the PubCo RSU Plan, including but not limited to the vesting schedule of the RSU.

•	Transferability. The RSU and all rights thereunder are not assignable or transferable.

•

Termination of Employment. Unless otherwise specified in the applicable RSU grant agreement or unless the administrator determines otherwise, upon termination of the participant’s employment, (i) where the participant is a Leaver (as defined in the PubCo RSU Plan) or Bad Leaver (as defined in the PubCo RSU Plan) all unvested outstanding RSUs held by such participant shall be immediately forfeited; and (ii) where the participant is a Good Leaver (as defined in the PubCo RSU Plan), the administrator may, at its absolute discretion, permit him/her to retain a portion of his/her unvested RSUs, such retained unvested RSUs to be pro-rated for the portion of the vesting period served at the time of cessation of employment, and to vest subject to the terms and conditions of the RSU grant agreement to which the RSUs were first granted.

•

Cash Awards. Upon the vesting of RSUs, the administrator may, in its absolute discretion, determine to make a payment of cash to the participant instead of issuing or, as the case may be, transferring PubCo Ordinary Shares. The cash award shall be the fair market value of one PubCo Share multiplied by the number of PubCo Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the administrator determines, in settlement in full of the participant’s rights in respect of such RSU.

•

Change in Control. Upon the occurrence of a change of control or where a change of control is likely to occur (as determined by the administrator in its absolute discretion), all of the outstanding unvested time-based RSUs and/or performance-based RSUs shall immediately vest prior to the change of control.

•

Term; Amendment. No RSUs may be granted under the PubCo RSU Plan on or after April 4, 2026. The administrator may, in its sole discretion, amend the PubCo RSU Plan or terms of any RSU granted thereunder, provided, however, that any such amendment shall not impair or adversely affect the participants’ existing rights under the PubCo RSU Plan in relation to outstanding grants or such RSU without such participant’s written consent, unless the administrator expressly reserved the right to make such amendment at the time the RSU was granted (which includes, without limitation, the right to adjust or modify outstanding RSUs).

Option, RSU and Restricted Securities Grants

As of November 18, 2021, assuming that all PropertyGuru outstanding options (including unvested options), RSUs and restricted shares were converted to equivalent options (including unvested options), RSUs and restricted shares of PubCo, as is envisaged by the Business Combination Agreement, there would have been a total of 5,089,565 PubCo Ordinary Shares underlying grants of outstanding options (including unvested options), RSUs and restricted shares that are held by the executive officers and directors as a group, which would include the following:

•

Olivier Lim (Chair and Independent Director) would have 68,124 outstanding options to purchase a total of 68,124 PubCo Ordinary Shares, with a grant date of October 4, 2019 and an expiration date of October 3, 2029, 172,350 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of August 16, 2021 and 240,474 outstanding restricted shares with respect to a total of 240,474 PubCo Ordinary Shares with grant dates that range from October 4, 2019 to August 16, 2021;

•

Hari V. Krishnan (Chief Executive Officer and Managing Director) would have 1,354,759 outstanding options to purchase a total of 1,354,759 PubCo Ordinary Shares, with grant dates that range from May 1, 2016 to April 1, 2019 and expiration dates that range from April 30, 2026 to March 31, 2029, 553,405 outstanding RSUs with respect to PubCo Ordinary Shares with grant dates that range from May 1, 2016 to November 30, 2019, and 1,908,164 outstanding restricted shares with respect to a total of 1,908,164 PubCo Ordinary Shares with grant dates that range from May 1, 2016 to November 30, 2019;

•

Jennifer Macdonald (Independent Director) would have 34,080 outstanding options to purchase a total of 34,080 PubCo Ordinary Shares, with a grant date of October 4, 2019 and an expiration date of October 3, 2029, 28,737 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of August 16, 2021, and 62,817 outstanding restricted shares with respect to a total of 62,817 PubCo Ordinary Shares with grant dates that range from October 4, 2019 to August 16, 2021;

•

Melanie Wilson (Independent Director) would have 13,646 outstanding options to purchase a total of 13,646 PubCo Ordinary Shares, with a grant date of October 4, 2019, and an expiration date of October 4, 2029, 28,737 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of August 16, 2021, and 42,383 outstanding restricted shares with respect to a total 42,383 of PubCo Ordinary Shares with grant dates that range from October 4, 2019 to August 16, 2021;

•

Rachna Bhasin (Independent Director) would have 28,737 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of August 16, 2021, and 28,737 outstanding restricted shares with respect to a total 28,737 of PubCo Ordinary Shares with a grant date of August 16, 2021;

•

Joe Dische (Chief Financial Officer) would have 484,198 outstanding options to purchase a total of 484,198 PubCo Ordinary Shares, with grant dates that range from June 18, 2018 to April 1, 2019 and expiration dates that range from June 17, 2028 to March 31, 2029, 258,345 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of November 30, 2019, and 742,543 outstanding restricted shares with respect to a total of 742,543 PubCo Ordinary Shares with grant dates that range from June 18, 2018 to November 30, 2019;

•

Genevieve Godwin (Chief People Officer) would have 71,914 outstanding options to purchase a total of 71,914 PubCo Ordinary Shares, with grant dates that range from February 5, 2018 to April 1, 2019 and expiration dates that range from February 4, 2028 to March 31, 2029, 258,381 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of November 30, 2019, and 330,295 outstanding restricted shares with respect to a total of 330,295 of PubCo Ordinary Shares with grant dates that range from February 5, 2018 to April 1, 2019;

•

Manav Kamboj (Chief Technology Officer and Head of Data) would have 367,553 outstanding options to purchase a total of 367,553 PubCo Ordinary Shares, with grant dates that range from January 1, 2018 to April 1, 2019 and expiration dates that range from December 31, 2028 to March 31, 2029, 238,489 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of November 30, 2019, and 606,042 outstanding restricted shares with respect to a total of 606,042 PubCo Ordinary Shares with grant dates that range from January 1, 2018 to November 30, 2019;

•

Bjorn Sprengers (Chief Marketing Officer and Head of Fintech) would have 241,305 outstanding options to purchase a total of 241,305 PubCo Ordinary Shares, with grant dates that range from May 1, 2016 to April 1, 2019 and expiration dates that range from April 30, 2026 to March 31, 2029, 173,180 outstanding RSUs with respect to PubCo Ordinary Shares with grant dates that range from May 1, 2016 to November 30, 2019, and 414,485 outstanding restricted shares with respect to a total of 414,485 PubCo Ordinary Shares with grant dates that range from May 1, 2016 to November 30, 2019; and

•

Jeremy Williams (Chief Business Officer) would have 475,136 outstanding options to purchase a total of 475,136 PubCo Ordinary Shares, with grant dates that range from January 1, 2018 to April 1, 2019 and expiration dates that range from December 31, 2028 to March 31, 2029, 238,489 outstanding RSUs with respect to PubCo Ordinary Shares with a grant date of November 30, 2019, and 713,625 outstanding restricted shares with respect to a total of 713,625 of PubCo Ordinary Shares with grant dates that range from January 1, 2018 to November 30, 2019.

The per-share exercise prices of the original options to purchase PropertyGuru Shares held by the PubCo director nominees and executive officers ranged from S$3.46 and S$8.81 in Singapore dollar terms at the times that such options were granted. At the Amalgamation Effective time, outstanding options to purchase PropertyGuru Shares will be assumed by PubCo and converted into options to purchase PubCo Ordinary Shares in accordance with the Business Combination Agreement and the terms of the PropertyGuru incentive plans. In connection with such assumption and conversion, both the number of PubCo Ordinary Shares underlying such options, and the per-share exercise prices of such options, will be adjusted in accordance with the Exchange Ratio.

Except as set out above, no director nominees or executive officers of PubCo have been granted options, RSUs or restricted shares.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the expected beneficial ownership of PubCo Ordinary Shares immediately following the consummation of the Business Combination by:

•	each person who is expected to beneficially own 5.0% or more of the outstanding PubCo Ordinary Shares;

•	each executive officer and director nominee of PubCo; and

•	all of those executive officers and director nominees of PubCo as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to, or the power to receive the economic benefit of ownership of, the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares that the person has the right to acquire within 60 days are included, including through the exercise of any option or other right or the conversion of any other security. However, these shares are not included in the computation of the percentage ownership of any other person.

The beneficial ownership of PubCo Ordinary Shares pre-Business Combination is based on 1 PubCo Ordinary Share issued and outstanding as of September 10, 2021.

The expected beneficial ownership of shares of PubCo Ordinary Shares immediately following the consummation of the Business Combination assumes two scenarios:

•	a “no redemption” scenario where no Bridgetown 2 public shareholders exercise redemption rights with respect to their Class A Ordinary Shares; and

•

a “maximum redemption” scenario where 27,262,029 of the Bridgetown 2 public shares will be redeemed for their pro rata shares of the funds in Bridgetown 2’s trust account, which is derived from the number of shares that could be redeemed in connection with the Business Combination assuming i) a redemption price of $10.00 per share and ii) funds in the amount of $299,007,509 held in the Trust Account as of June 30, 2021, such that Bridgetown 2 would still satisfy the requirement to have at least $5,000,001 in net tangible assets either immediately prior to or upon consummation of the Business Combination. As of June 30, 2021, Bridgetown 2 has total assets of $300,769,537, of which $299,007,509 are investments held in the Trust Account. You should note that Bridgetown 2 will only proceed with the Business Combination if it will have net tangible assets of at least $5,000,001 either immediately prior to or upon consummation of the Business Combination.

As of the date of this proxy statement/prospectus, PubCo will have no record holders in the United States. To PropertyGuru’s knowledge, there has been no significant change in the percentage ownership held by its major shareholders since January 1, 2018, except as discussed elsewhere in this proxy statement/prospectus.

Based on the foregoing assumptions, and including the 13,193,068 PubCo Ordinary Shares to be issued in connection with the PIPE Investment, we estimate that there would be 178,291,493 PubCo Ordinary Shares issued and outstanding immediately following the consummation of the Business Combination in the “no redemption” scenario, and 151,029,464 PubCo Ordinary Shares issued and outstanding immediately following the consummation of the Business Combination in the “maximum redemption” scenario. If the actual facts are different from the foregoing assumptions, ownership figures in the combined company and the columns under Post-Business Combination in the table that follows will be different.

	Pre-Business Combination (as of September 10, 2021)		Post-Business Combination
Name of Beneficial Owner(1)	Number of PubCo Ordinary Shares	% of PubCo Ordinary Shares	Number of PubCo Ordinary Shares	% of PubCo Ordinary Shares (assuming no redemptions)	% of PubCo Ordinary Shares (assuming maximum redemptions)
5% Holders
Bridgetown 2 LLC(2)	1	100.0	7,475,000	4.2	4.9
TPG Investor Entities(3)	—	—	48,497,728	27.2	32.0
KKR Investor(4)	—	—	47,518,535	26.1	30.5
REA Asia Holding Co. Pty Ltd(5)	—	—	28,183,294	15.8	18.6
Directors Nominees and Executive Officers
Olivier Lim	—	—	262,930	*	*
Hari V. Krishnan	—	—	1,004,462	*	*
Rachna Bhasin	—	—	—	—	—
Jennifer Macdonald	—	—	—	—	—
Stephen Nicholas Melhuish(6)	—	—	2,910,138	1.6	1.9
Dominic Picone	—	—	—	—	—
Ashish Shastry	—	—	—	—	—
Melanie Wilson(7)	—	—	43,863	*	*
Owen Wilson	—	—	—	—	—
Joe Dische	—	—	249,030	*	*
Genevieve Godwin	—	—	73,792	*	*
Manav Kamboj	—	—	217,477	*	*
Bjorn Sprengers	—	—	342,606	—	—
Jeremy Williams	—	—	269,681	*	*
All Director Nominees and Executive Officers as a group (14 individuals)	—	—	5,373,979	2.9	3.5

*	Less than 1%.

Notes:

1.	As of August 16, 2021. Unless otherwise noted, the business address of each of those listed in the table above is Paya Lebar Quarter 1, Paya Lebar Link, #12-01/04, Singapore 408533.
2.

Consists of 6,208,662 PubCo Ordinary Shares directly held by Bridgetown 2 LLC and 12,960,000 PubCo Ordinary Shares issuable upon exercise of PubCo warrants following PubCo’s assumption of the Bridgetown 2 Warrants. Bridgetown 2 LLC, a Cayman Islands limited liability company, is wholly-owned by Bridgetown Capital Investment Limited, the ultimate beneficial owner of which is Mr. Richard Li. The business address of Bridgetown 2 LLC is c/o 38/F Champion Tower, 3 Garden Road, Central, Hong Kong.

3.

Consists of 37,443,401 PubCo Ordinary Shares directly held by TPG Asia VI SF Pte. Ltd., a company formed under the laws of Singapore, and 11,054,327 PubCo Ordinary Shares directly held by TPG Asia VI Digs 1 L.P., a Cayman Islands limited partnership (together with TPG Asia VI SF Pte. Ltd., the “TPG Investor Entities”). The sole shareholder of TPG Asia VI SF Pte. Ltd. is TPG Asia VI SF AIV, L.P., a Prince Edward Island limited partnership, whose general partner is TPG Asia GenPar VI, L.P., a Cayman

Islands limited partnership (“TPG Asia GenPar VI”), whose general partner is TPG Asia GenPar VI Advisors, Inc., a Cayman Islands exempted company, whose sole shareholder is TPG Operating Group I, L.P., a Delaware limited partnership, whose general partner is TPG Holdings I-A, LLC, a Delaware limited liability company, whose sole member is TPG GPCo, Inc., a Delaware corporation, whose controlling shareholder is TPG Inc., a Delaware corporation, whose shares of Class B common stock (which represent a majority of the combined voting power of the common stock) are held by TPG Group Holdings (SBS), L.P., a Delaware limited partnership, whose general partner is TPG Group Holdings (SBS) Advisors, LLC, a Delaware limited liability company, whose managing member is TPG GP A, LLC, a Delaware limited liability company. The general partner of TPG Asia VI Digs 1 L.P. is TPG Asia VI SPV GP, LLC, a Cayman Islands limited liability company, whose sole member is TPG Asia GenPar VI. TPG GP A, LLC is owned by entities owned by David Bonderman, James G. Coulter and Jon Winkelried. Messrs. Bonderman, Coulter and Winkelried may therefore be deemed to beneficially own the securities held by the TPG Funds. Messrs. Bonderman, Coulter and Winkelried disclaim beneficial ownership of the securities held by the TPG Funds except to the extent of their pecuniary interest therein. The address of each of the TPG Funds, TPG GP A, LLC and Messrs. Bonderman, Coulter and Winkelried is c/o TPG Inc., 301 Commerce Street, Suite 3300, Fort Worth, TX 76102.
4.

Consists of 43,475,124 PubCo Ordinary Shares directly held by the KKR Investor and 4,043,411 PubCo Ordinary Shares issuable upon exercise of PubCo warrants following PubCo’s assumption of the PropertyGuru Warrants. The sole shareholder of the KKR Investor is Epsilon Asia Holdings I Pte. Ltd., which is majority-controlled by KKR Asia III Fund Investments Pte. Ltd. KKR Asian Fund III L.P. (as the sole shareholder of KKR Asia III Fund Investments Pte. Ltd.); KKR Associates Asia III SCSp (as the general partner of KKR Asian Fund III L.P.); KKR Asia III S.à.r.l. (as the general partner of KKR Associates Asia III SCSp); KKR Asia III Holdings Limited (as the sole shareholder of KKR Asia III S.à.r.l.); KKR Group Partnership L.P. (as the sole shareholder of KKR Asia III Holdings Limited); KKR Group Holdings Corp. (as the general partner of KKR Group Partnership L.P.); KKR & Co. Inc. (as the sole shareholder of KKR Group Holdings Corp.); KKR Management LLP (as the Series I preferred stockholder of KKR & Co. Inc.) and Messrs. Henry R. Kravis and George R. Roberts (as the founding partners of KKR Management LLP) may also be deemed to be the beneficial owners having shared voting power and shared investment power over the securities described in this footnote. The principal business address of each of the entities and persons identified in this footnote, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, Suite 7500, New York, New York 10001. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

5.

REA is a wholly-owned subsidiary of REA Group, an Australian public company limited by shares listed on the Australian Stock Exchange (ASX: REA). The registered address of REA is 511 Church Street, Richmond, Victoria, 3121, Australia.

6.

Includes 187,730 PubCo Ordinary Shares held as trustee for The Jaemily Trust, with respect to which Mr. Melhuish may be deemed to beneficially own. Mr. Melhuish disclaims beneficial ownership of the PubCo Ordinary Shares held as trustee for The Jaemily Trust.

7.	Ms. Wilson has shared voting and investment power with Mr. Paul Wilson with respect to the securities beneficially owned by Ms. Wilson.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Bridgetown 2 Relationships and Related Party Transactions

Bridgetown 2 Class B Ordinary Shares

On November 4, 2020, the Sponsor paid $25,000 to cover certain of Bridgetown 2’s offering costs in consideration for 15,812,500 Bridgetown 2 Class B Ordinary Shares. In December 2020, the Sponsor contributed 10,062,500 Bridgetown 2 Class B Ordinary Shares back to Bridgetown 2 for no consideration, resulting in 5,750,000 Bridgetown 2 Class B Ordinary Shares being issued and outstanding. In December 2020, the Sponsor transferred 947,097 Bridgetown 2 Class B Ordinary Shares to Bridgetown 2’s chief executive officer, 299,241 Bridgetown 2 Class B Ordinary Shares to an affiliate of the Sponsor (which amounts have been adjusted for the share dividend referred to below) and 5,000 Bridgetown 2 Class B Ordinary Shares to each of its independent director nominees and its senior advisor. In January 2021, Bridgetown 2 effected a share dividend of 0.3 shares for each founder share in issue, resulting in an aggregate of 7,475,000 founder shares outstanding, including those held by Bridgetown 2’s chief executive officer and an affiliate of Sponsor. Each independent director nominee and the senior advisor of Bridgetown 2 returned the shares they received as a result of such dividend to Bridgetown 2. The founder shares included an aggregate of up to 975,000 shares that are subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the number of founder shares will equal 20% of Bridgetown 2’s issued and outstanding ordinary shares after the initial public offering. As a result of the underwriters’ election to fully exercise their over-allotment option, a total of 975,000 founder shares are no longer subject to forfeiture.

Private Placement Warrants

The Sponsor purchased an aggregate of 12,960,000 private placement Bridgetown 2 Warrants for a purchase price of $0.50 per whole warrant, or $6,480,000 in the aggregate, in a private placement that occurred simultaneously with the closing of Bridgetown 2’s initial public offering. Each private placement Bridgetown 2 Warrant entitles the holder to purchase one Bridgetown 2 Class A Ordinary Share at $11.50 per share, subject to adjustment. The private placement Bridgetown 2 Warrants (including the Bridgetown 2 Ordinary Shares issuable upon exercise thereof) may not, subject to certain limited exceptions, be transferred, assigned or sold by the holder until 30 days after the completion of the Business Combination.

Working Capital Loan

In order to finance transaction costs in connection with the Business Combination, the Sponsor or an affiliate of the Sponsor or certain of Bridgetown 2’s officers and directors may, but are not obligated to, loan Bridgetown 2 funds as may be required. If Bridgetown 2 completes the Business Combination, it may repay such loaned amounts. In the event that the Business Combination does not close, it may be repaid only out of funds held outside the trust account. The loans would either be repaid upon consummation of a Business Combination or, at the lender’s discretion, up to $1,500,000 of such loans may be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant. The Bridgetown 2 Warrants would be identical to the private placement warrants. The terms of such loans by the Sponsor or an affiliate of the Sponsor or certain of Bridgetown 2’s officers and directors, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2021 Bridgetown 2 had no outstanding borrowings from the Sponsor or its affiliates.

Expense Reimbursement

No compensation of any kind, including any finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid to the Sponsor, officers and directors, or their respective affiliates, prior to, or in connection with any services rendered in order to effectuate the consummation of an initial Business Combination (regardless of the type of transaction that it is). However, these individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on Bridgetown 2’s behalf such as identifying potential target businesses and performing due diligence on suitable Business Combinations. Bridgetown 2 does not have a policy that prohibits the Sponsor, officers or directors, or their respective affiliates, from negotiating for the reimbursement of out-of-pocket expenses by a target business. Bridgetown 2’s audit committee will review on a quarterly basis all payments that were made by us to the Sponsor, officers, directors or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on Bridgetown 2’s behalf.

Other Relationships

If any of Bridgetown 2’s officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations (including, but not limited to, Bridgetown 1 and Bridgetown 3), he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us, subject to his or her fiduciary duties under Cayman Islands law. Bridgetown 2’s officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us (including, but not limited to, Bridgetown 1 and Bridgetown 3).

Bridgetown 2 currently maintains its executive offices at c/o 38/F Champion Tower, 3 Garden Road, Central, Hong Kong, which is provided by the Sponsor at no charge.

After the closing of the Business Combination, members of Bridgetown 2’s management team who remain with PubCo may be paid consulting, management or other fees from PubCo with any and all amounts being fully disclosed to its shareholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to its shareholders. It is unlikely the amount of such compensation will be known at the time of the Extraordinary General Meeting, as it will be up to the directors of the post-Amalgamation Closing business to determine officer and director compensation. Any compensation to be paid to officers will be determined by the compensation committee.

Registration Rights Agreement

Bridgetown 2 have entered into a registration rights agreement with respect to the founder shares, private placement warrants and warrants issued upon conversion of working capital loans (if any), which was terminated and replaced in its entirety by the Registration Rights Agreement. Please see “—New Registration Rights Agreement” for more information.

Indemnity Agreements

Bridgetown 2 entered into indemnity agreements with each of Bridgetown 2’s officers and directors. These agreements require Bridgetown 2 to indemnify these individuals and entity to the fullest extent permitted under applicable Cayman Islands law and to hold harmless, exonerate and advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

New Registration Rights Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo, Sponsor and the PropertyGuru shareholders entered into the Registration Rights Agreement. For additional information, see “The Business Combination Proposal—Related Agreements—Registration Rights Agreement.”

Bridgetown 2 Sponsor Support and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, Sponsor, PubCo and PropertyGuru entered into the Sponsor Support Agreement. For additional information, see “Business Combination Proposal—Related Agreements—Sponsor Support and Lock-Up Agreement”.

PropertyGuru and PubCo Relationships and Related Party Transactions

Redpeak Facility

On December 23, 2020, PropertyGuru entered into a term loan credit facility agreement (the “Redpeak Facility”) with Redpeak Advisers Pte. Ltd. as mandated lead arranger, the persons listed in Schedule 1 thereto as the original lenders and Watiga Asia Pte. Ltd. as agent of the Finance Parties (as defined therein). The facility provides for borrowings in an aggregate amount of S$16.0 million, including a commitment of S$600,000 from Mr. Stephen Nicholas Melhuish, PropertyGuru’s co-founder. PropertyGuru received an advance on the facility of S$5.0 million in December 2020 and drew down the facility in full in January 2021.

The facility bears interest at 2% per annum payable on the last day of each six-month interest period and 6% per annum payable on the termination date, which is 24 months from the date the loan is drawn. Effective interest rate for this loan facility is 8.16%. The facility is intended to refinance the redemption of PropertyGuru’s convertible notes, pay costs related to the facility and be used for the working capital. PropertyGuru intends to fully repay the facility in accordance with its terms following completion of the Business Combination.

PropertyGuru’s term loan credit facility agreement contains a number of covenants that, among other things, impose certain restrictions on PropertyGuru’s ability, subject to certain exceptions, to:

•	create or permit any security over PropertyGuru’s assets or the assets of PropertyGuru’s material operating subsidiaries;

•	sell, lease, transfer or otherwise dispose of any of PropertyGuru’s assets or the assets of PropertyGuru’s material operating subsidiaries;

•	incur or permit to remain outstanding any financial indebtedness;

•	substantially change the general nature of PropertyGuru’s business;

•	declare, make or pay any dividend or other distribution; and

•	enter into any amalgamation, demerger, merger or corporate restructuring.

PropertyGuru’s facility agreement contains financial covenants to: (a) maintain Total Net Cash of the Group of no less than S$10 million (or its equivalent in other currencies); and (b) maintain Consolidated Total Borrowings of not more than S$25 million. See “PropertyGuru Management’s Discussion and Analysis of Financial Condition and Results of Operations—Indebtedness”.

Shareholders’ Agreement

At the Amalgamation Closing, PubCo will enter into the Shareholders’ Agreement with, among others, the TPG Investor Entities, the KKR Investor and REA (the “Shareholder Parties”).

The Shareholders’ Agreement provides that each of the (i) TPG Investor Entities, (ii) KKR Investor and (iii) REA, will be entitled to appoint one person to the board of directors of PubCo provided that they hold at least 7.5% of PubCo Ordinary Shares following the consummation of the Business Combination, respectively. Dominic Picone, Ashish Shastry and Owen Wilson, each of whom are directors of PropertyGuru and will be directors of PubCo following the consummation of the Business Combination, are affiliated with the TPG Investor Entities, the KKR Investor and REA, respectively.

In addition, pursuant to the Shareholders’ Agreement, REA has a right of first offer (“ROFO”) to purchase any PubCo Ordinary Shares and/or PubCo Warrants and/or any other securities which are issued by PubCo from time to time (“PubCo Securities”) to any Shareholder Party that constitutes a Major Shareholder (as defined in the Shareholders’ Agreement) other than REA if such Shareholder Party (i) receives a bona fide binding or indicative offer to purchase such Shareholder Party’s PubCo Securities from a bona fide third party buyer or

(ii) desires (in one or through a series of transactions) to transfer its PubCo Securities (without having solicited or being in receipt of an indicative or binding offer) to a bona fide third party buyer, and, in connection with such offer or desire to transfer, such Shareholder Party intends, or is reasonably likely, to initiate a Drag Sale (as defined below).

In the event that (i) a Shareholder Party that constitutes a Major Shareholder (a “Dragging Shareholder”) intends to transfer all of its PubCo Securities to a bona fide third party buyer, (ii) the PubCo Securities are not required to be transferred to REA pursuant to its ROFO and (iii) such transfer has been approved as a “Drag Sale” by holders of not less than 50% of the PubCo Ordinary Shares then in issue (including PubCo shareholders who are not Shareholder Parties) (a “Drag Sale”), the other Shareholder Parties shall be required to transfer all of their PubCo Securities to such bona fide third party buyer on the same terms and conditions as that provided to the Dragging Shareholder.

Subject to certain conditions in the Shareholders’ Agreement, the Shareholders’ Agreement also imposes certain restrictions on REA and REA Group, such as restrictions on (i) directly or indirectly providing internet based platforms for persons or companies interested, for commercial or for private purposes, in selling, acquiring, renting or leasing real estate, or generalist classifieds including real estate, (ii) directly or indirectly providing internet based platforms for comparing and securing property loans and personal finance related to a property transaction for private consumers and business or (iii) the provision of online mortgage, insurance, data and/or analytics software to the property industry or to businesses that operate in, or consumers of such services within, the property industry. Further, subject to certain conditions in the Shareholders’ Agreement, REA and REA Group shall also procure that its shareholder, News Corporation and its subsidiaries other than REA Group will not carry on, be engaged in or own shares or securities in an entity that carries on or is engaged in, directly or indirectly, the provision of online real estate classifieds, real estate mortgage and real estate insurance services and/or analytics software specifically designed for and targeting the real estate industry or individual real estate buyers in any of Brunei, Cambodia, Indonesia, Laos, Malaysia, Myanmar, the Philippines, Singapore, Thailand, and Vietnam.

The Shareholders’ Agreement will remain in force following closing of the Business Combination until termination in accordance with its terms.

Series D Investment by KKR Investor

In July 2018, PropertyGuru issued 716,350 Series D1 preference shares, Series D2 preference shares and warrants for cash consideration of S$188.2 million (the “Series D Financing”). As part of the Series D Financing, PropertyGuru issued to the KKR Investor (i) 152,224 Series D1 preference shares at a purchase price of S$262.77 per share, (ii) 564,126 Series D2 preference shares at a purchase price of S$262.77 per share, and (iii) 112,000 warrants to subscribe for 112,000 ordinary shares in the capital of PropertyGuru exercisable at an exercise price of S$341.60. For information on the salient terms of the Series D1 preference shares and Series D2 preference shares, see Note 18 to PropertyGuru’s audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

In connection with the acquisition of the Panama Group, all Series D1 preference shares and Series D2 preference shares have been converted into PropertyGuru Shares. Following the consummation of the Business Combination, each PropertyGuru Share issued and outstanding immediately prior to the Amalgamation Effective Time will automatically be canceled and converted into, and will thereafter represent the right of each PropertyGuru shareholder to receive, such number of newly issued PubCo Ordinary Shares as determined in accordance with the Business Combination Agreement.

In connection with the Series D Financing, PropertyGuru executed an instrument by way of deed poll on October 12, 2018, in relation to the issue of the Warrants to the KKR Investor (“PropertyGuru Warrant Instrument”); and (c) PropertyGuru executed a warrant certificate on October 12, 2018, to certify that the KKR

Investor is entitled to the Warrants. Pursuant to the Novation, Assumption and Amendment Agreement (as defined below), effective upon the closing of the Business Combination, among other things, PubCo will assume all of PropertyGuru’s obligations and responsibilities pursuant to or in connection with the PropertyGuru Warrant Instrument. For more information about the Novation, Assumption and Amendment Agreement, see “—Novation, Assumption and Amendment Agreement.”

Series E Investment by the TPG Investor Entities and KKR Investor

In January 2020, PropertyGuru issued 84,705 Series E preference shares at a purchase price of S$317.90 per share for cash consideration of S$26.9 million (the “Series E Financing”). As part of the Series E Financing, PropertyGuru issued to the KKR Investor and TPG Asia VI SF Pte. Ltd., respectively, 40,040 Series E preference shares and 44,665 Series E preference shares. For information on the salient terms of the Series E preference shares, see Note 18 to PropertyGuru’s audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

In connection with the acquisition of the Panama Group, all Series E preference shares have been converted into PropertyGuru Shares. Following the consummation of the Business Combination, each PropertyGuru Share issued and outstanding immediately prior to the Amalgamation Effective Time will automatically be canceled and converted into, and will thereafter represent the right of each PropertyGuru shareholder to receive, such number of newly issued PubCo Shares as determined in accordance with the Business Combination Agreement.

Series F Investment by the TPG Investor Entities and KKR Investor

In September 2020, PropertyGuru issued 210,526 Series F preference shares at a purchase price of S$285.00 per share for cash consideration of S$60.0 million (the “Series F Financing”). As part of the Series F Financing, PropertyGuru issued 99,515 Series F preference shares to the KKR Investor and 111,011 Series F preference shares to TPG Asia VI SF Pte. Ltd. (74,006 of which were subsequently assigned to TPG Asia VI SPV GP LLC). For information on the salient terms of the Series F preference shares, see Note 18 to PropertyGuru’s audited consolidated financial statements included elsewhere in this proxy statement/prospectus.

In connection with the acquisition of the Panama Group, all Series F preference shares have been converted into PropertyGuru Shares. Following the consummation of the Business Combination, each PropertyGuru Share issued and outstanding immediately prior to the Amalgamation Effective Time will automatically be canceled and converted into, and will thereafter represent the right of each PropertyGuru shareholder to receive, such number of newly issued PubCo Ordinary Shares as determined in accordance with the Business Combination Agreement.

Acquisition of the Panama Group

On August 3, 2021, in connection with the acquisition of the Panama Group from iProperty, PropertyGuru issued 636,815 PropertyGuru Shares at a purchase price of S$311.7074818 per share, comprising an 18.0% equity interest in PropertyGuru’s enlarged company, to REA. REA is also entitled to appoint one director to PropertyGuru’s board of directors and will have the right to nominate one director to PubCo’s board upon completion of the Business Combination

As part of the acquisition of the Panama Group, PropertyGuru entered into a call option agreement with REA Group to grant REA Group a call option for an additional $31.9 million equity investment in PropertyGuru. REA Group exercised its call option on July 14, 2021. Pursuant thereto, and as part of the PIPE Investment, REA will make an additional $51.9 million equity investment in PubCo substantially concurrently with the Amalgamation Closing, which comprises REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru.

Following the consummation of the Business Combination, each PropertyGuru Share issued and outstanding immediately prior to the Amalgamation Effective Time will automatically be canceled and converted into, and will thereafter represent the right of each PropertyGuru shareholder to receive, such number of newly issued PubCo Ordinary Shares as determined in accordance with the Business Combination Agreement.

In connection with the completion of the Panama Group acquisition, PropertyGuru entered into a transitional services agreement with REA pursuant to which, beginning on the completion date of the Panama Group acquisition, REA will provide certain platform and systems migration services for a period of 12 months, certain forms of corporate services support for between two and six months and access to certain third party sourced applications for 12 months. PropertyGuru will provide similar, more limited transitional support services over the same terms. Services fees for the services will be at the cost incurred, however certain services will be provided by REA or PropertyGuru at no cost for either three or nine months after the completion of the acquisition.

REA also assigned to PropertyGuru its rights to source code and object code that was developed by the Panama Group and used in the websites and applications operated by the Panama Group in connection with their businesses prior to the transaction. PropertyGuru, in turn, granted REA irrevocable, royalty-free, transferable, sublicensable licenses to the source code and object code that REA had assigned to PropertyGuru.

DDProperty Media Limited Shareholders’ Agreement

On September 11, 2019, PropertyGuru entered into a shareholders’ agreement between it and Mr. Ammaramorn in relation to DDProperty Media. The shareholders’ agreement provides, among other things, that (i) PropertyGuru and Mr. Ammaramorn have pre-emptive rights to subscribe pro rata for newly issued shares in DDProperty Media upon an increase in DDProperty Media’s registered capital; (ii) Mr. Ammaramorn cannot transfer any of his shares in DDProperty Media or an interest therein to any person or company without the prior consent of PropertyGuru or PropertyGuru International (Malaysia) Sdn Bhd; (iii) in the event PropertyGuru or PropertyGuru International (Malaysia) Sdn Bhd transfers all of its shares in DDProperty Media, they may require Mr. Ammaramorn to transfer all of his shares in DDProperty Media to the transferee on the same terms and conditions on which PropertyGuru and PropertyGuru International (Malaysia) Sdn Bhd are proposing to transfer their shares; and (iv) PropertyGuru and PropertyGuru International (Malaysia) Sdn Bhd may exercise a call option requiring Mr. Ammaramorn to sell and transfer all of his shares in DDProperty Media to PropertyGuru or PropertyGuru International (Malaysia) Sdn Bhd or any designated person(s) at par value. This shareholders’ agreement will remain in force following closing of the Business Combination.

Employment Agreements and Indemnification Agreements

See “Management of PubCo following the Business Combination—Employment Agreements and Indemnification Agreements.”

Novation, Assumption and Amendment Agreement

Concurrently with the execution of the Business Combination Agreement, PropertyGuru, PubCo and the KKR Investor entered into a novation, assumption and amendment agreement (the “Novation, Assumption and Amendment Agreement”) to the PropertyGuru Warrant Instrument, to be effective upon the closing of the Business Combination, pursuant to which, among other things, PubCo will assume all of PropertyGuru’s obligations and responsibilities pursuant to or in connection with the PropertyGuru Warrant Instrument.

PropertyGuru Shareholder Support Agreement

Concurrently with the execution of the Business Combination Agreement, Bridgetown 2, PubCo, PropertyGuru and certain of the shareholders of PropertyGuru entered into a customary voting support and lock-up agreement (the “PropertyGuru Shareholder Support Agreement”), pursuant to which (i) certain shareholders of PropertyGuru who hold an aggregate of at least 75% of the outstanding voting shares of PropertyGuru have agreed, among other things: (a) to appear for purposes of constituting a quorum at any meeting of the shareholders of PropertyGuru called to seek approval of the transactions contemplated by the Business Combination Agreement and the other transaction proposals; (b) to vote in favor of the transactions contemplated by the Business Combination Agreement and other transaction proposals; (c) to vote against any proposals that would materially impede the transactions contemplated by the Business Combination Agreement or any other transaction proposal; and (d) not to sell or transfer any of their shares prior to the closing of the Business Combination; and (ii) certain shareholders of PropertyGuru have agreed to a lock-up of the PubCo ordinary shares they will receive pursuant to the Amalgamation (subject to certain exceptions) for a period of 180 days following the closing of the Business Combination.

For more information about the PropertyGuru Shareholder Support Agreement, see “Shares Eligible for Future Sale—Lock-up Agreements.”

PIPE Financing (Private Placement)

Substantially concurrently with the execution of the Business Combination Agreement, PubCo and Bridgetown 2 entered into PIPE Subscription Agreements with the PIPE Investors. Pursuant to the PIPE Subscription Agreements, the PIPE Investors have committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo Ordinary Shares for $10.00 per share, for an aggregate gross proceeds of $131,930,680, which includes REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru. BofA Securities, Citigroup, KCMA (an affiliate of KKR) and TPG Capital BD (an affiliate of the TPG Investor Entities) acted as placement agents to Bridgetown 2 in connection with the PIPE financing pursuant to the PIPE Subscription Agreements.

Registration Rights Agreement

See “Shares Eligible for Future Sale—Registration Rights.”

Equity Incentive Plans

See “Management of PubCo Following the Business Combination—Equity Incentive Plans.”

DESCRIPTION OF PUBCO SECURITIES

The following description of the material terms of the securities of PubCo following the closing of the Business Combination includes a summary of specified provisions of the Amended PubCo Articles that will be in effect upon closing of the Business Combination. This description is qualified by reference to the Amended PubCo Articles as will be in effect upon consummation of the Business Combination, substantially in the form attached to this proxy statement/prospectus as Annex B and incorporated in this proxy statement/prospectus by reference. In this section, the terms “we”, “our” or “us” refer to PubCo following the closing of the Business Combination, and all capitalized terms used in this section are as defined in the Amended PubCo Articles, unless elsewhere defined herein.

PubCo is a Cayman Islands exempted company (company number 378411) and its affairs are governed by the Amended PubCo Articles, the Cayman Companies Act and the common law of the Cayman Islands.

PubCo is authorized to issue 500,000,000 ordinary shares, $0.0001 par value each.

PubCo currently has only one class of issued ordinary shares, which have identical rights in all respects and rank equally with one another.

As of the date of this proxy statement/prospectus, there is one PubCo Ordinary Share issued and outstanding.

New Ordinary Shares

General

Holders of PubCo Ordinary Shares will be entitled to one vote for each share held of record on all matters to be voted on by shareholders. Except as disclosed otherwise in this proxy statement/prospectus, none of the holders of PubCo Ordinary Shares have different voting rights from the other holders after the completion of this offering.

Holders of PubCo Ordinary Shares will not have any conversion, pre-emptive or other subscription rights and there will be no sinking fund or redemption provisions applicable to the PubCo Ordinary Shares.

Dividends

Subject to the foregoing, the payment of cash dividends in the future, if any, will be at the discretion of PubCo’s board of directors and will depend upon such factors as earnings levels, capital requirements, contractual restrictions, PubCo’s overall financial condition, available distributable reserves and any other factors deemed relevant by PubCo’s board of directors. Under Cayman Islands law, a Cayman Islands company may pay a dividend out of either profits (including retained earnings) or share premium, provided that in no circumstances may a dividend be paid if this would result in PubCo being unable to pay its debts as they fall due in the ordinary course of its business.

Even if PubCo’s board of directors decides to pay dividends, the form, frequency and amount will depend upon PubCo’s future operations and earnings, capital requirements and surplus, general financial condition, contractual restrictions and other factors that PubCo’s board of directors may deem relevant. In addition, PubCo is a holding company and depend on the receipt of dividends and other distributions from its subsidiaries to pay dividends on PubCo Ordinary Shares. When making recommendations on the timing, amount and form of future dividends, if any, PubCo’s board of directors will consider, among other things:

•	PubCo’s results of operations and cash flow;

•	PubCo’s expected financial performance and working capital needs;

•	PubCo’s future prospects;

•	PubCo’s capital expenditures and other investment plans

•	other investment and growth plans;

•	dividend yields of comparable companies globally;

•	restrictions on payment of dividend that may be imposed on us by financing arrangements; and

•	the general economic and business conditions and other factors deemed relevant by our board of directors and statutory restrictions on the payment of dividends.

PubCo is a holding company and depends on the receipt of dividends and other distributions from its subsidiaries to pay dividends on PubCo Ordinary Shares. With the exception of Thailand, Malaysia and Vietnam, there are no foreign exchange controls or foreign exchange regulations under current applicable laws of the various places of incorporation of our significant subsidiaries that would affect the payment or remittance of dividends. With respect to Thailand, while Thai laws allow the outward remittance from Thailand of dividends, it is required that the dividend payment in Baht currency (after payment of applicable Thai taxes) must be converted into foreign currency prior to the outward remittance from Thailand as the bank of Thailand has a policy not to allow any person to bring Baht currency out of Thailand.

In Malaysia, the current foreign exchange administration rules allow non-residents to freely repatriate, in a foreign currency, profits and dividends arising from investments or proceeds from divestment of Malaysian Ringgit assets. Dividends are freely transferable out of the country and no exchange controls or approvals are required subject to applicable reporting requirements and withholding tax. However, prior permission from the Controller of Foreign Exchange of Malaysia is required for any person to undertake or engage in any dealing or transaction with the State of Israel or its residents, any entity owned or controlled, directly or indirectly, by the State of Israel or its residents, including any authority or agency of the State of Israel, or any dealing or transaction using or involving the currency of the State of Israel. Furthermore, the Malaysia Companies Act 2016 also provides that (i) generally, a company may only make a distribution to shareholders out of the profits of the company if the company is solvent; (ii) before a distribution is paid by a company to a shareholder, such distribution shall be duly authorized by the directors of the company; and (iii) unless provided in the constitution of the company, a company may reduce its share capital by a special resolution and either confirmation by a court or a solvency statement by the company.

Vietnam has historically imposed exchange control mechanisms designed to limit foreign currency outflows, generally requiring the use of the Vietnamese Dong in domestic transactions and attempting to channel foreign currencies into its banking system. Vietnam’s exchange control policy is administered primarily by the State Bank of Vietnam. In 2005, Vietnam introduced an ordinance, which took effect from 1 June 2006, as amended by a 2013 ordinance, which took effect from 1 January 2014, governing foreign exchange in order to stimulate the foreign exchange market by liberalizing current transactions control and gradually reducing capital transactions control. Under the current Vietnamese foreign exchange control regulations, any person or organization may exchange Vietnamese Dong into foreign currency at credit institutions licensed to provide foreign exchange services in Vietnam, provided that such person or organization declares the intended use of the money and provides appropriate supporting documents. Foreign currencies may be freely exchanged into Vietnamese Dong at such licensed credit institutions.

Liquidation

On a winding-up or other return of capital, subject to any special rights attaching to any other class of shares, holders of PubCo Ordinary Shares will be entitled to participate in any surplus assets in proportion to their shareholdings.

Transfers of Shares

Subject to the restrictions contained in the Amended PubCo Articles and the rules or regulations of the Designated Stock Exchange (as defined in the Amended PubCo Articles) or any relevant securities laws, any PubCo shareholders may transfer all or any of his or her PubCo Ordinary Shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the PubCo directors.

Subject to the rules of any Designated Stock Exchange on which the PubCo Ordinary Shares in question may be listed and to any rights and restrictions for the time being attached to any PubCo Ordinary Share, the PubCo directors shall not unreasonably decline to register any transfer of PubCo Ordinary Shares, and shall upon making any decision to decline to register any transfer of PubCo Ordinary Shares assign an appropriate reason therefor. If the PubCo directors refuse to register a transfer of any PubCo Ordinary Share the PubCo secretary shall, within two (2) months after the date on which the transfer request was lodged with PubCo, send to the transferor and transferee notice of the refusal, including the relevant reason for such refusal. In this context, it shall not be unreasonable for the PubCo directors to decline to register any transfer of a PubCo Ordinary Share if such transfer would breach or cause a breach of: (i) the rules of any Designated Stock Exchange on which the PubCo Ordinary Shares may be listed; or (ii) applicable law or regulation at such times and for such periods as the PubCo directors may from time to time determine.

The Amended PubCo Articles also contain certain further restrictions on proposed share transfers by PubCo shareholders who are party to the Shareholders’ Agreement (“Shareholder Parties”), including as summarized below (and any proposed transfers of PubCo Ordinary Shares in breach of such restrictions shall be void and not approved or registered by PubCo).

General Restrictions

Any transferee of PubCo Ordinary Shares that are transferred by a Shareholder Party shall, subject to certain limited exceptions (for example where certain securities are transferred are transferred to holders without restriction on transfer pursuant to U.S. securities laws), execute a form of joinder agreement to the Shareholders’ Agreement (if not already bound by it).

In the event there is a change of control (as defined in the Amended PubCo Articles, with such term applying differently to certain of the Shareholder Parties) of any Shareholder Party, such Shareholder Party shall cease to be entitled to receive benefits to and to enforce such rights that are personal to, and non-transferrable by such Shareholder Party, under the Amended PubCo Articles.

REA Right of First Offer in a Drag Sale

Subject to the possibility of REA losing such right in the event of a breach of certain provisions of the Shareholders’ Agreement, REA is granted certain rights of first offer in relation to certain transfers of securities under the Amended PubCo Articles. Such rights are potentially triggered when any Shareholder Party that constitutes a Major Shareholder (other than REA) whether acting alone or together with other Shareholder Parties that constitute Major Shareholders either (i) receives a bona fide binding offer or bona fide indicative offer, in each case, from a prospective purchaser or purchasers for such Shareholder Party’s Securities or (ii) desires (in one or through a series of transactions) to transfer any of its Securities (without having solicited or being in receipt of an indicative or binding offer) or any interest therein to a purchaser or purchasers, and may initiate a Drag Sale. If the relevant conditions associated with such a transaction are met, REA is entitled to receive a notice setting out the terms of the transaction and may make a written offer to the Drag Sale Transferor for all (but not less than all) of the relevant Securities (which may include certain Securities held by PubCo shareholders that have provided their approval or are reasonably expected to provide their approval in respect of the relevant Drag Sale (each a “Public Supporting Shareholder”)). Any such offer (a “ROFO Application”) shall be (i) unconditional other than with respect to any mandatory anti-trust or other regulatory consents under Applicable Law and (ii) irrevocable unless it is rejected (or deemed to have been rejected) in accordance with the terms of the Amended PubCo Articles, in which case it shall automatically and immediately be deemed to have been validly revoked and the offer contained therein shall not be capable of acceptance.

If the Drag Sale Transferor accepts REA’s ROFO Application, each Public Supporting Shareholder shall have the right to sell all (but not less than all) of the Securities held by such Public Supporting Shareholder to REA.

The relevant Shareholders shall then be irrevocably obligated to transfer all of the Securities each such Shareholder holds to REA and REA shall be irrevocably obligated to purchase such Securities. If, however, REA does not submit a ROFO Application within the required timeframe or otherwise fails to comply with the requirements relating to its exercise of such rights of first offer, the Drag Sale Transferor may for a defined period exercise its rights pursuant to certain drag rights contained in the Amended PubCo Articles (described in more detail below) without having regard to REA’s rights of first offer as described above, subject to compliance with certain requirements regarding the possible invitation to REA to participate in any formal / mandated sale process on the same terms as are applicable to all other prospective buyers/bidders in such process.

Drag Along Rights

If (i) one or more Shareholder Party that constitutes a Major Shareholder (a “Dragging Shareholder” or “Dragging Shareholders”) intends to Transfer all of its / their Securities to a purchaser, (ii) the provisions of the Amended PubCo Articles regarding REA’s right of first offer in a drag sale (as described above) have been complied with and (iii) such Transfer (or series of related Transfers) (“Drag Sale”) has been approved as a “Drag Sale” by the holders of not less than 50% of the Shares then in issue, such Dragging Shareholder(s) shall have the right (subject to the following sentence, Applicable Law, and compliance with the relevant provisions of the Amended PubCo Articles) to require all of the other Shareholder Parties (the “Drag-Along Shareholders”) to Transfer all (and not just some only) of their Securities to the purchaser on the same terms and conditions as those between the Dragging Shareholder(s) and the purchaser. Notwithstanding the previous sentence, REA may not be required to participate in a Drag Sale in certain circumstances, including where if the price per Security to be received by REA in such Drag Sale will be less than a certain guaranteed minimum price (the “REA Floor Price”).

The Dragging Shareholder(s) shall inform the Drag-Along Shareholders in writing of the terms of the Drag Sale, and completion of the Transfers of the Drag-Along Shareholders’ relevant Securities shall take place simultaneously with the Transfer of the Securities of the Dragging Shareholder(s) (subject to receipt of the regulatory approvals (if any) required to be obtained in respect of any such Drag Sale). A Drag-Along Shareholder shall have the option to elect to receive cash as consideration for its Securities, in the event that the consideration offered by the Purchaser is in the form of Alternative Consideration (being consideration not in the form of cash or securities that are listed on such international stock exchange as may be approved in advance by both the TPG Investor and the KKR Investor). Where such an option is not made available by the Purchaser, the Dragging Shareholder(s) shall, on a pro-rata basis according to the portion of their Securities being sold, following completion of the sale of the Drag-Along Shareholder’s Securities, purchase the Alternative Consideration received by such Drag-Along Shareholder by paying the Cash Consideration (equal to the Fair Market Value of the Alternative Consideration) to the Drag-Along Shareholder.

Calls on Shares and Forfeiture of Shares

PubCo’s board of directors may from time to time make calls upon shareholders for any amounts unpaid on their PubCo Ordinary Shares. Any PubCo Ordinary Shares that have been called upon and remain unpaid are, after a notice period, subject to forfeiture.

Redemption and Repurchase of Shares

Subject to the provisions of the Cayman Companies Act, PubCo may issue shares that are to be redeemed or are liable to be redeemed at the option of the shareholder or PubCo. The redemption of such shares will be effected in such manner and upon such other terms as PubCo’s directors, determine before the issue of the shares. PubCo may also purchase its own shares (including any redeemable shares) on such terms and in such manner as the directors may determine and agree with the relevant shareholder(s).

Differences in Company Law

Cayman Islands companies are governed by the Cayman Companies Act. The Cayman Companies Act is modeled on English Law but does not follow recent English Law statutory enactments, and differs from laws applicable to United States corporations and their shareholders. Set forth below is a summary of the material differences between the provisions of the Cayman Companies Act applicable to us and the laws applicable to companies incorporated in the United States and their shareholders.

Mergers and Similar Arrangements

In certain circumstances, the Cayman Companies Act allows for mergers or consolidations between two Cayman Islands companies, or between a Cayman Islands exempted company and a company incorporated in another jurisdiction (provided that is facilitated by the laws of that other jurisdiction).

Where the merger or consolidation is between two Cayman Islands companies, the directors of each company must approve a written plan of merger or consolidation containing certain prescribed information. That plan or merger or consolidation must then be authorized by either (i) a special resolution (usually a majority of two thirds of the voting shares voted at a general meeting) of the shareholders of each company; and (ii) such other authorization, if any, as may be specified in such constituent company’s articles of association. No shareholder resolution is required for a merger between a parent company (i.e., a company that owns at least 90% of the issued shares of each class in a subsidiary company) and its subsidiary company.

The consent of each holder of a fixed or floating security interest of a constituent company must be obtained, unless the court waives such requirement. If the Registrar of Companies of the Cayman Islands is satisfied that the requirements of the Cayman Companies Act (which includes certain other formalities) have been complied with, the Registrar of Companies of the Cayman Islands will register the plan of merger or consolidation.

Where the merger or consolidation involves a foreign company, the procedure is similar, save that with respect to the foreign company, the directors of the Cayman Islands exempted company are required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the merger or consolidation is permitted or not prohibited by the constitutional documents of the foreign company and by the laws of the jurisdiction in which the foreign company is incorporated, and that those laws and any requirements of those constitutional documents have been or will be complied with; (ii) that no petition or other similar proceeding has been filed and remains outstanding or order made or resolution adopted to wind up or liquidate the foreign company in any jurisdictions; (iii) that no receiver, trustee, administrator or other similar person has been appointed in any jurisdiction and is acting in respect of the foreign company, its affairs or its property or any part thereof; and (iv) that no scheme, order, compromise or other similar arrangement has been entered into or made in any jurisdiction whereby the rights of creditors of the foreign company are and continue to be suspended or restricted.

Where the surviving company is the Cayman Islands exempted company, the directors of the Cayman Islands exempted company are further required to make a declaration to the effect that, having made due enquiry, they are of the opinion that the requirements set out below have been met: (i) that the foreign company is able to pay its debts as they fall due and that the merger or consolidated is bona fide and not intended to defraud unsecured creditors of the foreign company; (ii) that in respect of the transfer of any security interest granted by the foreign company to the surviving or consolidated company (a) consent or approval to the transfer has been obtained, released or waived; (b) the transfer is permitted by and has been approved in accordance with the constitutional documents of the foreign company; and (c) the laws of the jurisdiction of the foreign company with respect to the transfer have been or will be complied with; (iii) that the foreign company will, upon the merger or consolidation becoming effective, cease to be incorporated, registered or exist under the laws of the relevant foreign jurisdiction; and (iv) that there is no other reason why it would be against the public interest to permit the merger or consolidation.

Where the above procedures are adopted, the Cayman Companies Act provides for a right of dissenting shareholders to be paid a payment of the fair value of his shares upon their dissenting to the merger or consolidation if they follow a prescribed procedure. In essence, that procedure is as follows: (i) the shareholder must give his written objection to the merger or consolidation to the constituent company before the vote on the merger or consolidation, including a statement that the shareholder proposes to demand payment for his shares if the merger or consolidation is authorized by the vote; (ii) within 20 days following the date on which the merger or consolidation is approved by the shareholders, the constituent company must give written notice to each shareholder who made a written objection; (iii) a shareholder must within 20 days following receipt of such notice from the constituent company, give the constituent company a written notice of his intention to dissent including, among other details, a demand for payment of the fair value of his shares; (iv) within seven days following the date of the expiration of the period set out in paragraph (ii) above or seven days following the date on which the plan of merger or consolidation is filed, whichever is later, the constituent company, the surviving company or the consolidated company must make a written offer to each dissenting shareholder to purchase his shares at a price that the company determines is the fair value and if the company and the shareholder agree the price within 30 days following the date on which the offer was made, the company must pay the shareholder such amount; and (v) if the company and the shareholder fail to agree a price within such 30 day period, within 20 days following the date on which such 30 day period expires, the company (and any dissenting shareholder) must file a petition with the Cayman Islands courts to determine the fair value and such petition must be accompanied by a list of the names and addresses of the dissenting shareholders with whom agreements as to the fair value of their shares have not been reached by the company. At the hearing of that petition, the court has the power to determine the fair value of the shares together with a fair rate of interest, if any, to be paid by the company upon the amount determined to be the fair value. Any dissenting shareholder whose name appears on the list filed by the company may participate fully in all proceedings until the determination of fair value is reached. These rights of a dissenting shareholder are not available in certain circumstances, for example, to dissenters holding shares of any class in respect of which an open market exists on a recognized stock exchange or recognized interdealer quotation system at the relevant date or where the consideration for such shares to be contributed are shares of any company listed on a national securities exchange or shares of the surviving or consolidated company.

Moreover, Cayman Islands law has separate statutory provisions that facilitate the reconstruction or amalgamation of companies in certain circumstances, and schemes of arrangement will generally be more suited for complex mergers or other transactions involving widely held companies, commonly referred to in the Cayman Islands as a “scheme of arrangement” which may be tantamount to a merger. In the event that a merger was sought pursuant to a scheme of arrangement (the procedures for which are more rigorous and take longer to complete than the procedures typically required to consummate a merger in the United States), the arrangement in question must be approved by a majority in number of each class of shareholders and creditors with whom the arrangement is to be made and who must in addition represent three-fourths in value of each such class of shareholders or creditors, as the case may be, that are present and voting either in person or by proxy at an annual general meeting, or extraordinary general meeting summoned for that purpose. The convening of the meetings and subsequently the terms of the arrangement must be sanctioned by the Cayman Islands courts. While a dissenting shareholder would have the right to express to the court the view that the transaction should not be approved, the court can be expected to approve the arrangement if it satisfies itself that:

•	the company is not proposing to act illegally or beyond the scope of its corporate authority and the statutory provisions as to majority vote have been complied with;

•	the shareholders have been fairly represented at the meeting in question;

•	the arrangement is such as a businessman would reasonably approve; and

•	the arrangement is not one that would more properly be sanctioned under some other provision of the Cayman Companies Act or that would amount to a “fraud on the minority.”

If a scheme of arrangement or takeover offer (as described below) is approved, any dissenting shareholder would have no rights comparable to appraisal rights (providing rights to receive payment in cash for the judicially determined value of the shares), which would otherwise ordinarily be available to dissenting shareholders of United States corporations.

Squeeze-out Provisions

When a takeover offer is made and accepted by holders of 90% of the shares to whom the offer relates within four months, the offeror may, within a two-month period, require the holders of the remaining shares to transfer such shares on the terms of the offer. An objection can be made to the Cayman Islands courts, but this is unlikely to succeed unless there is evidence of fraud, bad faith, collusion or inequitable treatment of the shareholders.

Further, transactions similar to a merger, reconstruction and/or an amalgamation may in some circumstances be achieved through means other than these statutory provisions, such as a share capital exchange, asset acquisition or control, or through contractual arrangements of an operating business.

Shareholders Suits

Derivative actions have been brought in the Cayman Islands courts, and the Cayman Islands courts have confirmed the availability for such actions. In most cases, PubCo will be the proper plaintiff in any claim based on a breach of duty owed to us, and a claim against (for example) PubCo’s officers or directors usually may not be brought by a shareholder. However, based both on Cayman Islands authorities and on English authorities, which would in all likelihood be of persuasive authority and be applied by a court in the Cayman Islands, exceptions to the foregoing principle apply in circumstances in which:

•	a company is acting, or proposing to act, illegally or beyond the scope of its authority;

•	the act complained of, although not beyond the scope of the authority, could be effected if duly authorized by more than the number of votes which have actually been obtained; or

•	those who control the company are perpetrating a “fraud on the minority.”

A shareholder may have a direct right of action against us where the individual rights of that shareholder have been infringed or are about to be infringed.

Special Considerations for Exempted Companies

PubCo is an exempted company with limited liability under the Cayman Companies Act. The Cayman Companies Act distinguishes between ordinary resident companies and exempted companies. Any company that is registered in the Cayman Islands but conducts business mainly outside of the Cayman Islands may apply to be registered as an exempted company. The requirements for an exempted company are essentially the same as for an ordinary company except for the exemptions and privileges listed below:

•	an exempted company does not have to file an annual return of its shareholders with the Registrar of Companies of the Cayman Islands;

•	an exempted company’s register of members is not open to inspection;

•	an exempted company does not have to hold an annual general meeting;

•	an exempted company may issue shares with no par value;

•	an exempted company may obtain an undertaking against the imposition of any future taxation (such undertakings are usually given for 20 years in the first instance);

•	an exempted company may register by way of continuation in another jurisdiction and be deregistered in the Cayman Islands;

•	an exempted company may register as a limited duration company; and

•	an exempted company may register as a segregated portfolio company.

“Limited liability” means that the liability of each shareholder is limited to the amount unpaid by the shareholder on the shares of the company (except in exceptional circumstances, such as involving fraud, the establishment of an agency relationship or an illegal or improper purpose or other circumstances in which a court may be prepared to pierce or lift the corporate veil).

Indemnification of Directors and Executive Officers and Limitation of Liability

Cayman Islands law does not limit the extent to which a company’s articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against civil fraud or the consequences of committing a crime. The Amended PubCo Articles permit indemnification of officers and directors for any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, incurred in their capacities as such unless such liability (if any) arises from dishonesty, wilful default or fraud which may attach to such directors or officers. This standard of conduct is generally the same as permitted under the Delaware General Corporation Law for a Delaware corporation. In addition, PubCo intends to enter into indemnification agreements with PubCo’s directors and senior executive officers that will provide such persons with additional indemnification beyond that provided in the Amended PubCo Articles.

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to PubCo’s directors, officers or persons controlling us under the foregoing provisions, PubCo has been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

Anti-Takeover Provisions in the Amended PubCo Articles

Some provisions of the Amended PubCo Articles may discourage, delay or prevent a change of control of PubCo or management that shareholders may consider favorable, including provisions that (i) give certain of PubCo’s larger shareholders direct board appointment rights (as more fully described below), and (ii) restrict the transfer of shares by such larger shareholders (as more fully described above).

Such provisions could be applied to delay or prevent a change in control of PubCo or make removal of management more difficult. This may cause the price of PubCo Ordinary Shares to fall.

However, under Cayman Islands law, PubCo’s directors may only exercise the rights and powers granted to them under the Amended PubCo Articles for a proper purpose and for what they believe in good faith to be in the best interests of PubCo.

Directors’ Fiduciary Duties

Under Delaware corporate law, a director of a Delaware corporation has a fiduciary duty to the corporation and its shareholders. This duty has two components: the duty of care and the duty of loyalty. The duty of care requires that a director act in good faith, with the care that an ordinarily prudent person would exercise under similar circumstances. Under this duty, a director must inform himself or herself of, and disclose to shareholders, all material information reasonably available regarding a significant transaction. The duty of loyalty requires that a director act in a manner he or she reasonably believes to be in the best interests of the corporation. A director must not use his or her corporate position for personal gain or advantage. This duty prohibits self-dealing by a director and mandates that the best interest of the corporation and its shareholders take precedence over any interest possessed by a director, officer or controlling shareholder and not shared by the shareholders generally. In general, actions of a director are presumed to have been made on an informed basis, in good faith and in the honest belief that the action taken was in the best interests of the corporation. However, this presumption may be rebutted by evidence of a breach of one of the fiduciary duties. Should such evidence be presented concerning a transaction by a director, a director must prove the procedural fairness of the transaction, and that the transaction was of fair value to the corporation.

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

•	duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

•	duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

•	directors should not improperly fetter the exercise of future discretion;

•	duty to exercise powers fairly as between different sections of shareholders;

•	duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

•	duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the amended and restated memorandum and articles of association or alternatively by shareholder approval at general meetings.

General Meetings of Shareholders

As a Cayman Islands exempted company, PubCo is not obliged by law to call shareholders’ annual general meetings. PubCo, however, will hold an annual shareholders’ meeting during each fiscal year, as required by the New York Stock Exchange Listed Company Manual. The PubCo directors may also convene a general meeting at such time and place as they may determine. At least 14 clear days’ notice shall be given for any general meeting. The board of directors of PubCo may call extraordinary general meetings, and must convene an extraordinary general meeting upon the requisition of shareholders holding at least 7.5% of the paid up voting share capital of PubCo. One or more shareholders holding not less than a majority of the paid up voting share capital of PubCo present in person or by proxy and entitled to vote will be a quorum for all purposes.

Shareholder Action by Written Consent

Under the Delaware General Corporation Law, a corporation may eliminate the right of shareholders to act by written consent by amendment to its certificate of incorporation. The Amended PubCo Articles provide that shareholders may approve corporate matters by way of a written resolution signed by or on behalf of all shareholders (in the case of a special resolution) or by a simple majority of shareholders (in the case of an ordinary resolution) who would have been entitled to vote on such matter at a general meeting without a meeting being held.

Shareholder Proposals

Under the Delaware General Corporation Law, a shareholder has the right to put any proposal before the annual meeting of shareholders, provided it complies with the notice provisions in the governing documents. A special meeting may be called by the board of directors or any other person authorized to do so in the governing documents, but shareholders may be precluded from calling special meetings.

The Cayman Companies Act provides shareholders with only limited rights to requisition a general meeting, and does not provide shareholders with any right to put any proposal before a general meeting. However, these rights may be provided in a company’s articles of association. The Amended PubCo Articles permit PubCo’s shareholders together holding at least 7.5% of PubCo’s paid up voting share capital to requisition a general meeting. As a Cayman Islands exempted company, PubCo is not obliged by law to call shareholders’ annual general meetings. PubCo, however, will hold an annual shareholders’ meeting during each fiscal year, as required by the New York Stock Exchange Listed Company Manual.

Matters Requiring Shareholder Approval

A special resolution, requiring not less than a two-thirds vote (or a unanimous written resolution), is required to:

•	amend the Amended PubCo Articles;

•	register PubCo by way of continuation in a jurisdiction outside the Cayman Islands;

•	merge or consolidate PubCo by way of a Cayman Islands statutory merger or consolidation;

•	reduce PubCo’s share capital or any capital redemption reserve in any manner authorized by law;

•	change PubCo’s name;

•	appoint an inspector to examine the affairs of PubCo;

•	recall a liquidation of PubCo; or

•	wind-up PubCo voluntarily (provided that, if the company is unable to pay its debts as they fall due, it may be wound up voluntarily by an ordinary resolution of the shareholders).

Additionally, PubCo’s Articles require that the following matters be approved as “Reserved Matters” (as defined therein) by an ordinary resolution, being approval of holders of a majority of the voting power of the PubCo Ordinary Shares:

•	in respect of any of PubCo’s direct or indirect subsidiaries, any initial public offering of its shares or securities;

•

any purchase or acquisition of any material asset, property or any interest therein or sale or disposal of the whole or a substantial part of the undertaking or assets of PubCo or any of PubCo’s direct or indirect Subsidiaries (for the purposes of the Amended PubCo Articles, the “ListCo Group,” and any member of the ListCo Group, a “ListCo Group Company”). For the purposes of this paragraph, a material asset or property shall mean any asset or property where the consideration payable or receivable by a ListCo Group Company for such asset or property represents more than 25% of the value of the total assets or revenue of the ListCo Group (whichever is greater) as set out in PubCo’s latest published consolidated financial statements;

•	any change in the maximum size of the board of directors of PubCo; and

•	any change in the Group Business or the business undertaken by the Group.

Cumulative Voting

Under the Delaware General Corporation Law, cumulative voting for elections of directors is not permitted unless the corporation’s certificate of incorporation specifically provides for it. Cumulative voting potentially facilitates the representation of minority shareholders on a board of directors since it permits the minority shareholder to cast all the votes to which the shareholder is entitled on a single director, which increases the shareholder’s voting power with respect to electing such director. As permitted under Cayman Islands law, the Amended PubCo Articles do not provide for cumulative voting. As a result, PubCo’s shareholders are not afforded any less protections or rights on this issue than shareholders of a Delaware corporation.

Removal of Directors

Under the Delaware General Corporation Law, a director of a corporation with a classified board may be removed only for cause with the approval of a majority of the issued and outstanding shares entitled to vote, unless the certificate of incorporation provides otherwise. Under the Amended PubCo Articles, PubCo’s board may comprise up to nine directors (or such greater number as may be approved by ordinary resolution), three of whom may be appointed and removed solely by three of PubCo’s substantial shareholders (as more fully described below) and the rest of whom may be appointed and removed by PubCo’s shareholders by ordinary resolution. The removal of a director by ordinary resolution may be for any reason and need not be for cause. A director will also cease to be a director if he or she (i) becomes bankrupt or makes any arrangement or composition with his creditors; (ii) dies or is found to be or becomes of unsound mind; (iii) resigns his office by notice in writing; (iv) is removed from office by notice addressed to him at his last known address and signed by all of his co-directors (not being less than two in number), or (v) is removed from office pursuant to any other provision of the Amended PubCo Articles.

Transactions with Interested Shareholders

The Delaware General Corporation Law contains a business combination statute applicable to Delaware corporations whereby, unless the corporation has specifically elected not to be governed by such statute under its certificate of incorporation, it is prohibited from engaging in certain business combinations with an “interested shareholder” for three years following the date that such person becomes an interested shareholder. An interested shareholder generally is a person or a group who or which owns or owned 15% or more of the target’s outstanding voting stock within the past three years. This has the effect of limiting the ability of a potential acquirer to make a two-tiered bid for the target in which all shareholders would not be treated equally. The statute does not apply if, among other things, prior to the date on which such shareholder becomes an interested shareholder, the board of directors approves either a business combination or the transaction which resulted in the person becoming an interested shareholder. This encourages any potential acquirer of a Delaware corporation to negotiate the terms of any acquisition transaction with the target’s board of directors.

Cayman Islands law has no comparable statute. As a result, PubCo cannot avail ourselves of the types of protections afforded by the Delaware business combination statute. However, although Cayman Islands law does not regulate transactions between a company and its significant shareholders, it does provide that such transactions must be entered into bona fide in the best interests of the company and for a proper corporate purpose and not with the effect of constituting a fraud on the minority shareholders.

Additionally, the Amended PubCo Articles contain certain bespoke provisions relating to certain transactions with interested parties. Where any of the TPG Investor Entities or their affiliates, the KKR Investor or its affiliates and/or REA or its affiliates has an interest in respect of any transaction, matter, contract or arrangement involving PubCo or any Group Company, including but not limited to buying shares in PubCo, and/or certain other specified circumstances including being in certain competitive situations with PubCo or any Group Company, having a claim against or by PubCo or any Group Company and being in material non-compliance with certain obligations under the Amended PubCo Articles (and in REA’s case, certain of its obligations under the Shareholders’ Agreement), the Directors may resolve in a closed session in which they can exclude the TPG Investor Director (as defined in Amended PubCo Articles), the KKR Investor Director (as defined in Amended PubCo Articles) and/or the REA Investor Director (as defined in Amended PubCo Articles) (as the case may be and), to (i) require that TPG Investor Entities, the KKR Investor and/or REA (as the case may be) and the Directors, committee members and/or Board Observers appointed by them (a) recuse himself or themselves (as the case may be) from participating in, and abstain from voting on, all discussions and/or deliberations on such transaction, matter, contract or arrangement and (B) be excluded from being counted in the quorum for Board meetings on such transaction, matter, contract or arrangement and (ii) restrict and/or limit the disclosure of any information to the TPG Investor Entities, the KKR Investor and/or REA (as the case may be) in relation to the relevant transaction, matter, contract or arrangement (including withholding notices of meetings and/or redacting from minutes of meetings any reference to and details of such transaction, matter, contract or arrangement). The foregoing is, however, subject to certain other provisions potentially limiting its scope, including that (i) the TPG Investor Entities, REA, REA Group, the KKR Investor and their respective affiliates and any Director appointed by the TPG Investor Entities, REA or the KKR Investor may (independently or with others) engage in or possess any interest in other investments, business ventures or persons of any nature or description (whether or not it competes with, the investments or business of the Group Companies) and (ii) none of the TPG Investor Entities, REA, REA Group or the KKR Investor and their respective affiliates and any Director appointed by TPG Investor Entities, REA or the KKR Investor shall be obligated to present any particular investment or business opportunity to any Group Company even if such opportunity is of a character that, if presented to such Group Company, could be pursued by such Group Company.

Dissolution;  Winding Up

Under the Delaware General Corporation Law, unless the board of directors approves the proposal to dissolve, dissolution must be approved by shareholders holding 100% of the total voting power of the corporation. Only if the dissolution is initiated by the board of directors may it be approved by a simple majority of the corporation’s outstanding shares. Delaware law allows a Delaware corporation to include in its certificate of incorporation a supermajority voting requirement in connection with dissolutions initiated by the board.

Under Cayman Islands law, a company may be wound up by either an order of the courts of the Cayman Islands or by a special resolution of its members or, if the company is unable to pay its debts as they fall due, by an ordinary resolution of its members. The court has authority to order winding up in a number of specified circumstances including where it is, in the opinion of the court, just and equitable to do so.

Under the Amended PubCo Articles, if the Company is wound up, the liquidator of PubCo’s company may distribute the assets with the sanction of an ordinary resolution of the shareholders and any other sanction required by law.

Variation of Rights of Shares

Under the Delaware General Corporation Law, a corporation may vary the rights of a class of shares with the approval of a majority of the outstanding shares of such class, unless the certificate of incorporation provides otherwise.

Under the Amended PubCo Articles, if PubCo’s share capital is divided into different classes (and as otherwise determined by the Directors in accordance with the Amended PubCo Articles) the rights attached to any such class may, subject to any rights or restrictions for the time being attached to any class, only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued shares of the relevant class, or with the sanction of a resolution passed at a separate meeting of the holders of the shares of such class by a majority of two-thirds of the votes cast at such a meeting.

Amendment of Governing Documents

Under the Delaware General Corporation Law, a corporation’s governing documents may be amended with the approval of a majority of the outstanding shares entitled to vote on the matter, unless the certificate of incorporation provides otherwise. As permitted by Cayman Islands law, the Amended PubCo Articles may only be amended by a special resolution of the shareholders.

Rights of Non-Resident or Foreign Shareholders

There are no limitations imposed by the Amended PubCo Articles on the rights of non-resident or foreign shareholders to hold or exercise voting rights on PubCo’s shares. In addition, there are no provisions in the Amended PubCo Articles governing the ownership threshold above which shareholder ownership must be disclosed.

Directors’ Power to Issue Shares

Subject to applicable law, PubCo’s board of directors is empowered to issue or allot shares or grant options and warrants with or without preferred, deferred, or other rights or restrictions.

Inspection of Books

Under the Delaware General Corporation Law, any shareholder of a corporation may for any proper purpose inspect or make copies of the corporation’s stock ledger, list of shareholders and other books and records.

Holders of PubCo’s shares have no general right under Cayman Islands law to inspect or obtain copies of PubCo’s register of members or PubCo’s corporate records (other than the Amended PubCo Articles and its register of mortgages and charges).

Changes in Capital

PubCo may from time to time by ordinary resolution:

•	increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe;

•	consolidate and divide all or any of its share capital into shares of a larger amount than its existing shares;

•	convert all or any of its paid up shares into stock and reconvert that stock into paid up shares of any denomination;

•

subdivide its existing shares, or any of them into shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced share shall be the same as it was in case of the share from which the reduced share is derived; and

•

cancel any shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the share so canceled.

Directors

Voting

The Amended PubCo Articles provide that its directors may vote on resolutions relating to any contract or proposed contract or arrangement in which he/she is interested (and count as part of the quorum at any meetings where any such contract or proposed contract or arrangement is being considered) provided the nature of that interest has been disclosed to the other directors in accordance with the terms of the Amended PubCo Articles. This would include, for example, the right to vote on his/her own compensation arrangements (and that of any other director) and any arrangements in respect of such director borrowing money from the Company. The Amended PubCo Articles also permit the directors to exercise all of the powers of PubCo to borrow money and enter into security arrangements in respect of its assets. These provisions may be varied by a shareholders’ special resolution to make corresponding amendments to the Amended PubCo Articles.

The above is also subject to (i) the PubCo directors’ ongoing adherence to their fiduciary duties (including to act in the best interests of the company) and (ii) certain limited scenarios provided in the Amended PubCo Articles whereby certain directors appointed by Conflicted Shareholders (as defined in the Amended PubCo Articles) may be required to (among other things) abstain from voting on a relevant transaction, matter, contract or arrangement and be excluded from being counted in the quorum for directors’ meetings relating to such transaction, matter, contract or arrangement.

Appointment and removal

The Amended PubCo Articles provide for a board comprised of up to nine directors, though this number may be increased by ordinary resolution. Three of PubCo’s larger shareholders have the right to directly appoint, remove and replace three directors in accordance with the terms set out more fully in the Amended PubCo Articles, including on the following terms:

•	the TPG Investor Entities may jointly appoint one director, provided that the TPG Investor Entities collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo;

•	the KKR Investor may appoint one director, provided that the KKR Investor and its affiliates collectively hold in aggregate at least 7.5 per cent. of the issued share capital of PubCo; and

•

REA may appoint one director, provided that REA holds at least 7.5 per cent. of the issued share capital of PubCo and subject to (i) the possibility of REA losing such appointment right in the event of a breach of certain provisions of the Shareholders’ Agreement and (ii) such director appointed by REA being subject to certain additional requirements that do not apply to the directors appointed by either the TPG Investor Entities or the KKR Investor.

The Amended PubCo Articles provide for certain circumstances whereby the directors described above must be removed by the relevant appointor(s) or resign and, if such removal or resignation does not occur, the other directors may remove that director by majority vote.

All other directors may be appointed by ordinary resolution or a resolution of directors and removed by ordinary resolution and the removal of any such director may be for any reason or no reason. PubCo’s directors do not serve for a fixed term and there is no requirement for them to retire by rotation nor to make themselves eligible for re-election. Each director shall remain in office until he or she is removed by his or her appointing shareholder (in the case of the three directors appointed by PubCo’s substantial shareholders, as described above) or by ordinary resolution (in the case of each other director) and the office of a director shall be vacated if the director (i) becomes bankrupt or makes any arrangement or composition with his creditors, (ii) dies or is found to be or becomes of unsound mind, (iii) resigns by notice in writing, (iv) is removed by the shareholders as described above, (v) is removed from office by notice addressed to him at his last known address and signed by all of his co-directors (not being less than two in number); or (vi) is removed from office pursuant to any other provision of the Amended PubCo Articles.

There is no cumulative voting with respect to the appointment of directors.

An ordinary resolution under Cayman Islands law, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the company, is required to appoint a director (other than the three PubCo Directors who are appointed by PubCo’s substantial shareholders in accordance with the Amended PubCo Articles).

The Amended PubCo Articles do not provide a set age requirement regarding the retirement of PubCo’s directors or (subject to any shareholders’ ordinary resolution to the contrary) any shareholding requirement for directors to be appointed.

Observers

The Amended PubCo Articles provide for the appointment of certain board observers by three of PubCo’s larger shareholders. The TPG Investor Entities (collectively as a group), in aggregate, the KKR Investor and its affiliates (collectively as a group), in aggregate and REA (subject to the possibility of REA losing such appointment right for breaching certain provisions of the Shareholders’ Agreement) shall each have the right to nominate, remove and replace one such observer, provided, in each case, it holds at least 7.5 per cent. of the issued share capital of PubCo. Each such observer shall have the right to attend all meetings of the board and any committee thereof, and speak at such meeting if they are invited to do so by any other director at such meeting, but shall not vote on any resolution of the board or such committee.

Warrants

PubCo Merger Warrants

Upon the consummation of the Business Combination, pursuant to the Amended and Restated Assignment, Assumption and Amendment Agreement, each Bridgetown 2 Warrant outstanding immediately prior to the Merger Effective Time shall cease to be a warrant with respect to Bridgetown 2 Shares, and shall be assumed by PubCo and converted into a warrant of PubCo to purchase one PubCo Ordinary Share, subject to substantially the same terms and conditions prior to the effective time of the Merger (the “PubCo Merger Warrants”). Each PubCo Merger Warrant is exercisable to purchase one PubCo Ordinary Share at $11.50 per share, subject to certain adjustments. The PubCo Merger Warrants will become exercisable 30 days after the completion of the Business Combination and will expire five years after the completion of the Business Combination or earlier upon PubCo’s liquidation. The PubCo Merger Warrants (including the PubCo Ordinary Shares issuable upon exercise of the PubCo Merger Warrants) will not be transferable, assignable or saleable until the date falling one year after the Business Combination (subject to certain exceptions detailed in the Sponsor Support Agreement). The PubCo Merger Warrants will not be redeemable by PubCo and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

If the Sponsor or its permitted transferee elects to exercise the PubCo Merger Warrants on a cashless basis, it would pay the exercise price by surrendering its PubCo Merger Warrants for that number of PubCo Ordinary Shares equal to the quotient obtained by dividing (x) the product of the number of PubCo Ordinary Shares underlying the PubCo Merger Warrants, multiplied by the excess of the “fair market value” (defined below) over the exercise price of the PubCo Merger Warrants by (y) the fair market value. The term “fair market value” is defined as the average reported last sale price of the PubCo Ordinary Shares for the 10 trading days ending on the third trading day prior to the date on which the notice of warrant exercise is sent to PubCo.

PubCo Amalgamation Warrants

Upon the consummation of the Business Combination, pursuant to the Novation, Assumption and Amendment Agreement, all PropertyGuru Warrants outstanding immediately prior to the Amalgamation

Effective Time shall cease to be warrants with respect to PropertyGuru Shares and be assumed by PubCo and converted into a warrant to purchase 4,043,411 PubCo Ordinary Shares at a price of $6.92 per share payable in cash, subject to certain adjustments (the “PubCo Amalgamation Warrants”). The PubCo Amalgamation Warrants may be exercised only during the period commencing upon the Amalgamation Effective Time, and terminating at 5:00 p.m., New York City time, on the date that is 180 days after the date on which the Amalgamation Effective Time occurs (the “Exercise Period”). During the Exercise Period, without the prior written consent of the board of directors of PubCo, a holder of PubCo Amalgamation Warrants is not permitted to effect, undertake, enter into or announce any (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act and the rules and regulations of the SEC promulgated thereunder, with respect to, any PubCo Amalgamation Warrant, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any PubCo Amalgamation Warrant, whether or not any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii); provided, however, that the initial holder of the PubCo Amalgamation Warrants may transfer all (but not less than all) of the PubCo Amalgamation Warrants to any affiliate of such holder who agrees in writing with PubCo to be subject to the terms and conditions of the PubCo Amalgamation Warrants.

Enforceability of Civil Liability under Cayman Islands Law

The courts of the Cayman Islands are unlikely (i) to recognize, or enforce against PubCo, judgments of courts of the United States predicated upon the civil liability provisions of the securities laws of the United States or any State; and (ii) in original actions brought in the Cayman Islands, to impose liabilities against PubCo predicated upon the civil liability provisions of the securities laws of the United States or any State, so far as the liabilities imposed by those provisions are penal in nature. In those circumstances, although there is no statutory enforcement in the Cayman Islands of judgments obtained in the United States, the courts of the Cayman Islands will recognize and enforce a foreign money judgment of a foreign court of competent jurisdiction without retrial on the merits based on the principle that a judgment of a competent foreign court imposes upon the judgment debtor an obligation to pay the sum for which judgment has been given provided certain conditions are met. For a foreign judgment to be enforced in the Cayman Islands, such judgment must be final and conclusive and for a liquidated sum, and must not be in respect of taxes or a fine or penalty, inconsistent with a Cayman Islands judgment in respect of the same matter, impeachable on the grounds of fraud or obtained in a manner, and or be of a kind the enforcement of which is, contrary to natural justice or the public policy of the Cayman Islands (awards of punitive or multiple damages may well be held to be contrary to public policy). A Cayman Islands court may stay enforcement proceedings if concurrent proceedings are being brought elsewhere. There is recent Privy Council authority (which is binding on the Cayman Islands court) in the context of a reorganization plan approved by the New York Bankruptcy Court which suggests that due to the universal nature of bankruptcy/insolvency proceedings, foreign money judgments obtained in foreign bankruptcy/insolvency proceedings may be enforced without applying the principles outlined above. However, a more recent English Supreme Court authority (which is highly persuasive but not binding on the Cayman Islands court), has expressly rejected that approach in the context of a default judgment obtained in an adversary proceeding brought in the New York Bankruptcy Court by the receivers of the bankruptcy debtor against a third party, and which would not have been enforceable upon the application of the traditional common law principles summarized above and held that foreign money judgments obtained in bankruptcy/insolvency proceedings should be enforced by applying the principles set out above, and not by the simple exercise of the Courts’ discretion. Those cases have now been considered by the Cayman Islands court. The Cayman Islands court was not asked to consider the specific question of whether a judgment of a bankruptcy court in an adversary proceeding would be enforceable in the Cayman Islands, but it did endorse the need for active assistance of overseas bankruptcy proceedings. PubCo understands that the Cayman Islands court’s decision in that case has been appealed and it remains the case that the law regarding the enforcement of bankruptcy/insolvency related judgments is still in a state of uncertainty.

Anti-Money Laundering—Cayman Islands

If any person in the Cayman Islands knows or suspects or has reasonable grounds for knowing or suspecting that another person is engaged in criminal conduct or money laundering or is involved with terrorism or terrorist financing and property and the information for that knowledge or suspicion came to their attention in the course of business in the regulated sector, or other trade, profession, business or employment, the person will be required to report such knowledge or suspicion to (i) the Financial Reporting Authority of the Cayman Islands, pursuant to the Proceeds of Crime Act (2020 Revision) of the Cayman Islands if the disclosure relates to criminal conduct or money laundering, or (ii) a police officer of the rank of constable or higher, or the Financial Reporting Authority, pursuant to the Terrorism Act (2018 Revision) of the Cayman Islands, if the disclosure relates to involvement with terrorism or terrorist financing and property. Such a report shall not be treated as a breach of confidence or of any restriction upon the disclosure of information imposed by any enactment or otherwise.

Data Protection—Cayman Islands

PubCo has certain duties under the Data Protection Act (As Revised) of the Cayman Islands (the “DPL”) based on internationally accepted principles of data privacy.

Privacy Notice

Introduction

This privacy notice puts PubCo’s shareholders on notice that through your investment in the Company you will provide us with certain personal information which constitutes personal data within the meaning of the DPL (“personal data”). In the following discussion, the “company” refers to us and PubCo’s affiliates and/or delegates, except where the context requires otherwise.

Investor Data

PubCo will collect, use, disclose, retain and secure personal data to the extent reasonably required only and within the parameters that could be reasonably expected during the normal course of business. PubCo will only process, disclose, transfer or retain personal data to the extent legitimately required to conduct PubCo’s activities of on an ongoing basis or to comply with legal and regulatory obligations to which PubCo is subject. PubCo will only transfer personal data in accordance with the requirements of the DPL, and will apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of the personal data and against the accidental loss, destruction or damage to the personal data.

In PubCo’s use of this personal data, PubCo will be characterized as a “data controller” for the purposes of the DPL, while PubCo’s affiliates and service providers who may receive this personal data from us in the conduct of PubCo’s activities may either act as PubCo’s “data processors” for the purposes of the DPL or may process personal information for their own lawful purposes in connection with services provided to us.

PubCo may also obtain personal data from other public sources. Personal data includes, without limitation, the following information relating to a shareholder and/or any individuals connected with a shareholder as an investor: name, residential address, email address, contact details, corporate contact information, signature, nationality, place of birth, date of birth, tax identification, credit history, correspondence records, passport number, bank account details, source of funds details and details relating to the shareholder’s investment activity.

Who this Affects

If you are a natural person, this will affect you directly. If you are a corporate investor (including, for these purposes, legal arrangements such as trusts or exempted limited partnerships) that provides us with personal data on individuals connected to you for any reason in relation your investment in the company, this will be relevant for those individuals and you should transmit the content of this Privacy Notice to such individuals or otherwise advise them of its content.

How the Company May Use a Shareholder’s Personal Data

The company, as the data controller, may collect, store and use personal data for lawful purposes, including, in particular:

•	where this is necessary for the performance of PubCo’s rights and obligations under any purchase agreements;

•	where this is necessary for compliance with a legal and regulatory obligation to which PubCo is subject (such as compliance with anti-money laundering and FATCA/CRS requirements); and/or

•	where this is necessary for the purposes of PubCo’s legitimate interests and such interests are not overridden by your interests, fundamental rights or freedoms.

Should PubCo wish to use personal data for other specific purposes (including, if applicable, any purpose that requires your consent), PubCo will contact you.

Why PubCo May Transfer Your Personal Data

In certain circumstances PubCo may be legally obliged to share personal data and other information with respect to your shareholding with the relevant regulatory authorities such as the Cayman Islands Monetary Authority or the Tax Information Authority. They, in turn, may exchange this information with foreign authorities, including tax authorities.

PubCo anticipates disclosing personal data to persons who provide services to us and their respective affiliates (which may include certain entities located outside the United States, the Cayman Islands or the European Economic Area), who will process your personal data on PubCo’s behalf.

The Data Protection Measures PubCo Takes

Any transfer of personal data by us or PubCo’s duly authorized affiliates and/or delegates outside of the Cayman Islands shall be in accordance with the requirements of the DPL.

PubCo and PubCo’s duly authorized affiliates and/or delegates shall apply appropriate technical and organizational information security measures designed to protect against unauthorized or unlawful processing of personal data, and against accidental loss or destruction of, or damage to, personal data.

PubCo shall notify you of any personal data breach that is reasonably likely to result in a risk to your interests, fundamental rights or freedoms or those data subjects to whom the relevant personal data relates.

COMPARISON OF CORPORATE GOVERNANCE AND SHAREHOLDER RIGHTS

This section describes the material differences between the rights of Bridgetown 2 shareholders before the consummation of the Business Combination, and the rights of PubCo shareholders after the Business Combination. These differences in shareholder rights result from the differences between the respective governing documents of Bridgetown 2 and PubCo.

This section does not include a complete description of all differences among such rights, nor does it include a complete description of such rights. Furthermore, the identification of some of the differences of these rights as material is not intended to indicate that other differences that may be equally important do not exist. Bridgetown 2 shareholders are urged to carefully read the relevant provisions of the Amended PubCo Articles that will be in effect as of consummation of the Business Combination (which form is included as Annex B to this proxy statement/prospectus). References in this section to the Amended PubCo Articles are references thereto as they will be in effect upon consummation of the Business Combination. However, the Amended PubCo Articles may be amended at any time prior to consummation of the Business Combination by mutual agreement of Bridgetown 2 and PropertyGuru or after the consummation of the Business Combination by amendment by means of a special resolution of PubCo’s shareholders and otherwise in accordance with their terms. If the Amended PubCo Articles are amended, the below summary may cease to accurately reflect the Amended PubCo Articles as so amended.

Bridgetown 2	PubCo

Authorized Share Capital

Bridgetown 2 authorized share capital is $22,100 divided into 200,000,000 Bridgetown 2 Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Bridgetown 2 Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each.	PubCo authorized share capital is $50,000 divided into 500,000,000 PubCo Ordinary Shares of a par value of $0.0001 each.

Rights of Preference Shares

Subject to the Bridgetown 2 amended and restated memorandum and articles of association and applicable rules and regulations, the Bridgetown 2 Board may allot, issue, grant options over or otherwise dispose of shares of Bridgetown 2 with or without preferred, deferred or other rights or restrictions to such persons, at such times and on such other terms as the Bridgetown 2 Board think proper, provided the Bridgetown 2 Board shall not do any of the foregoing to the extent it may affect the ability of Bridgetown 2 to carry out the conversion of the Bridgetown 2 Class B Ordinary Shares into Bridgetown 2 Class A Ordinary Shares as set out in the Bridgetown 2 amended and restated memorandum and articles of association.	Subject to the Amended PubCo Articles, all shares for the time being unissued shall be under the control of the PubCo’s board of directors who may issue, allot and dispose of the same to such persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine and grant options with respect to such shares and issue warrants or similar instruments with respect thereto, and for such purposes, the PubCo’s board of directors may reserve an appropriate number of shares for the time being unissued.

Number and Qualification of Directors

The Bridgetown 2 Board must consist of not less than one person; provided that such limits in the number of directors may be increased or reduced by ordinary resolution.	Subject to the Amended PubCo Articles, the PubCo’s board of directors shall consist of no more than nine directors.

Bridgetown 2	PubCo
Directors will not be required to hold any shares in Bridgetown 2 unless and until such time that Bridgetown 2 in a general meeting fixes a minimum shareholding required to be held by a director.	There shall be no shareholding qualification for directors unless determined otherwise by an ordinary resolution of the shareholders.

Appointment/Removal of Directors

Prior to the closing of a business combination, Bridgetown 2 may appoint or remove any director by ordinary resolution of the holders of Bridgetown 2 Class B Ordinary Shares.

In addition, the Bridgetown 2 Board may appoint any person to be a director, either to fill a vacancy or as an additional director provided that the appointment does not cause the number of directors to exceed any number fixed by or in accordance with the Bridgetown 2 amended and restated memorandum and articles of association as the maximum number of directors.

The TPG Investor Entities (as defined in the Amended PubCo Articles) shall have the right to jointly appoint one person as a director, subject to certain conditions in the Amended PubCo Articles being satisfied.

The KKR Investor (as defined in the Amended PubCo Articles) shall have the right to appoint one person as a director, subject to certain conditions in the Amended PubCo Articles being satisfied.

REA (as defined in the Amended PubCo Articles) shall have the right to appoint one person as a director, subject to certain conditions in the Amended PubCo Articles being satisfied.

Each of the directors above (each an “Investor Director” as defined in the Amended PubCo Articles) may be removed or replaced by the shareholder appointing that Investor Director (or by the other directors by way of board resolution where the appointing shareholder fails to procure the removal or resignation of a director as required under the Amended PubCo Articles).

Other than the Investor Directors, PubCo may by ordinary resolution appoint any person to be a director which is not an Investor Director (a “Non-Investor Director” as defined in the Amended PubCo Articles). The Non-Investor Directors shall comprise only independent non-executive directors who do not, and whose spouses and immediate family members (by blood or marriage) do not, hold any directorships or securities in any member of the Group or any Shareholder Party, REA Listco or NWS, (as such terms are defined in the Amended PubCo Articles) with the exception of the then-serving Chief Executive Officer of PubCo and Stephen Nicholas Melhuish.

Both the Investor Directors and Non-Investor Directors may be removed in accordance with paragraphs (e) and (f) set out in the section titled “Vacancies on the Board of Directors” below.

Bridgetown 2	PubCo

Voting

Cumulative Voting

Holders of Bridgetown 2 Shares do not have cumulative voting rights.	Holders of PubCo Ordinary Shares will not have cumulative voting rights.

Vacancies on the Board of Directors

The office of any director shall be vacated if:

(a)   such director resigns by notice in writing to Bridgetown 2;

(b)   such director absents himself (for the avoidance of doubt, without being represented by proxy) from three consecutive meetings of the Bridgetown 2 Board without special leave of absence from the directors, and the directors pass a resolution that he has by reason of such absence vacated office;

(c)   such director dies, becomes bankrupt or makes any arrangement or composition with his creditors generally;

(d)   such director is found to be or becomes of unsound mind; or

(e)   all of the other directors (being not less than two in number) determine that such director should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with the Bridgetown 2 amended and restated memorandum and articles of association or by a resolution in writing signed by all of the other directors.

The office of any director shall be vacated if:

(a)   becomes bankrupt or makes any arrangement or composition with his creditors;

(b)   dies or is found to be or becomes of unsound mind;

(c)   resigns his office by notice in writing to PubCo;

(d)   subject to the Amended PubCo Articles, is removed from office by ordinary resolution;

(e)   is removed from office by notice addressed to him at his last known address and signed by all of his co-directors (not being less than two in number); or

(f)   is removed from office pursuant to any other provision of the Amended PubCo Articles.

Amendment to Articles of Association

Pursuant to the Cayman Islands Companies Act, the Bridgetown 2 amended and restated memorandum and articles of association may only be amended by a special resolution of the shareholders of Bridgetown 2.	Pursuant to Cayman Islands Companies Act, the Amended PubCo Articles may only be amended by a special resolution of the shareholders.

Quorum

Shareholders. The holders of a majority of the shares of Bridgetown 2 being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorized representative or proxy shall be a quorum for a general meeting of Bridgetown 2.

Board of Directors. The quorum for the transaction of the business of the Bridgetown 2 directors may be fixed by the Bridgetown 2 directors, and unless so

Shareholders. One or more shareholders holding at least a majority of the paid up voting share capital of PubCo present in person or by proxy and entitled to vote at that meeting shall form a quorum.

Board of Directors. The quorum necessary for the transaction of the business of the directors shall be any three directors, including at least one Non-Investor Director.

Bridgetown 2	PubCo
fixed shall be a majority of the Bridgetown 2 directors then in office.

Shareholder Meetings

General meetings may be called only by:

(a)   the Bridgetown 2 directors;

(b)   the chief executive officer of Bridgetown 2; or

(c)   the chairman of the Bridgetown 2 board of directors.

Shareholders do not have the ability to call general meetings.

General meetings may be called only by:

(a)   PubCo directors; or

(b)   the shareholders in the circumstances below.

General meetings shall be convened on the requisition in writing of any shareholder or shareholders entitled to attend and vote at general meetings of PubCo holding at least 7.5 percent of the paid up voting share capital of PubCo deposited at the Office (as defined in the Amended PubCo Articles) specifying the objects of the meeting by notice given no later than 21 days from the date of deposit of the requisition signed by the requisitionists, and if the directors do not convene such meeting for a date not later than 45 days after the date of such deposit, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the directors.

Notice of Shareholder Meetings

At least five clear days’ notice shall be given of any general meeting. Every notice shall specify the place, the day and the hour of the meeting and the general nature of the business to be conducted at the general meeting; provided that a general meeting of Bridgetown 2 will, whether or not the foregoing notice provisions have been complied with, be deemed to have been duly convened if it is so agreed:

(a)   in the case of an annual general meeting, by all Bridgetown 2 shareholders entitled to attend and vote thereat; and

(b)   in the case of an extraordinary general meeting, by a majority in number of the Bridgetown 2 shareholders having a right to attend and vote at the meeting, together holding not less than ninety-five per cent in par value of the shares of Bridgetown 2 giving that right.

At least fourteen clear days’ notice in writing shall be given of any general meeting. Subject to the provisions in the Amended PubCo Articles permitting the restriction or limitation of the disclosure of any information to Conflicted Shareholders (as defined in the Amended PubCo Articles), every notice shall specify the place, the day and the hour of the meeting and the business to be considered at the meeting, and shall be given in the manner provided in the Amended PubCo Articles or in such other manner (if any) as may be prescribed by PubCo by ordinary resolution to such persons as are, under the Amended PubCo Articles, entitled to receive such notices from PubCo. However, with the consent of all the shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those shareholders may think fit.

Indemnification, liability insurance of Directors and Officers

Every Bridgetown 2 director and officer (which for the avoidance of doubt, shall not include auditors of Bridgetown 2), together with every former director and former officer (each an “Indemnified Person”) shall be	Every PubCo director, secretary, assistant secretary, or other officer (but not including the auditors of PubCo) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified

Bridgetown 2	PubCo

indemnified out of Bridgetown 2’s assets against any liability, action, proceeding, claim, demand, costs, damages or expenses, including legal expenses, which they or any of them may incur as a result of any act or failure to act in carrying out their functions other than such liability (if any) that they may incur by reason of their own actual fraud, willful neglect or willful default.

Bridgetown 2 directors, on behalf of Bridgetown 2, may purchase and maintain insurance for the benefit of any Bridgetown 2 director or officer against any liability which, by virtue of any rule of law, would otherwise attach to such person in respect of any negligence, default, breach of duty or breach of trust of which such person may be guilty in relation to Bridgetown 2.

and secured harmless out of the assets and funds of PubCo against all actions, proceedings, costs,

charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, wilful default or fraud.

Dividends

Subject to the Cayman Islands Companies Act and the Bridgetown 2 amended and restated memorandum and articles of association and except as otherwise provided by the rights attached to any shares of Bridgetown 2, the Bridgetown 2 directors may resolve to pay dividends and other distributions on shares of Bridgetown 2 in issue and authorize payment of the dividends or other distributions out of the funds of Bridgetown 2 lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the Bridgetown 2 directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of the realized or unrealized profits of Bridgetown 2, out of the share premium account or as otherwise permitted by law. As a matter of Cayman Islands corporate law, a Cayman Islands company may declare and pay a dividend on its shares out of either profit or share premium account, provided always that a dividend may not be paid if this would result in the company being unable to pay its debts as they fall due in the ordinary course of business.	Subject to Cayman Islands Companies Act and the Amended PuboCo Articles and except as otherwise provided by the rights attached to any PubCo Ordinary Shares, the PubCo directors may resolve to pay dividends and other distributions on PubCo Ordinary Shares in issue and authorize payment of the dividends or other distributions out of the funds of PubCo lawfully available therefor. A dividend shall be deemed to be an interim dividend unless the terms of the resolution pursuant to which the PubCo directors resolve to pay such dividend specifically state that such dividend shall be a final dividend. No dividend or other distribution shall be paid except out of the realized or unrealized profits of PubCo, out of the share premium account or as otherwise permitted by law.

Winding up

The Bridgetown 2 amended and restated memorandum and articles of association provide that if Bridgetown 2 does not consummate a business combination (as defined in the Bridgetown 2 amended and restated memorandum and articles of association) within twenty-four months after the consummation of Bridgetown 2’s initial public offering (or such later

In accordance with the Cayman Islands Companies Act, PubCo may be wound up voluntarily:

(a)   if the shareholders resolve by special resolution that it be wound up voluntarily; or

(b)   if the shareholders in general meeting resolve by ordinary resolution that it be wound up

Bridgetown 2	PubCo
time as the Bridgetown 2 shareholders may approve in accordance with the Bridgetown 2 amended and restated memorandum and articles of association), Bridgetown 2 will (i) cease all operations except for the purposes of winding up, (ii) redeem the Bridgetown 2 Class A Ordinary Shares issued in Bridgetown 2’s initial public offering for a redemption price equal to its trust account, and (iii) as promptly as reasonably possible following such redemption, liquidate and dissolve.	voluntarily because it is unable to pay its debts as they fall due.

Supermajority Voting Provisions

A special resolution, which requires a majority of not less than a two- thirds of the votes which are cast by those shareholders of Bridgetown 2 who, being entitled to do, attend and vote at a general meeting of Bridgetown 2, is required to:

(a)   change Bridgetown 2’s name;

(b)   amend the Bridgetown 2 amended and restated articles of association;

(c)   amend Bridgetown 2’s amended and restated memorandum of association with respect to any objects, powers or other matters;

(d)   reduce Bridgetown 2’s share capital and any capital redemption reserve;

(e)   approve the manner and other terms upon which Bridgetown 2 may redeem any redeemable shares proposed to be issued by Bridgetown 2 (other than the Bridgetown 2 Class A Ordinary Shares issued in Bridgetown 2’s initial public offering);

(f)   in a winding up, approve the liquidator’s distribution in kind amongst the shareholders of Bridgetown 2 of the whole or any part of the assets of Bridgetown 2 (and the liquidator may for that purpose value any assets of Bridgetown 2 and determine how the division will be carried out between the shareholders or different classes of shareholders), or approve the liquidator’s vesting of the whole or any part of such assets in trustees upon such trusts for the benefit of the shareholders of Bridgetown 2 as the liquidator shall think fit, except that no shareholder shall be compelled to accept any asset upon which there is a liability;

(g)   approve Bridgetown 2’s registration by way of continuation as a body corporate under the laws of

A special resolution, requiring not less than a two- thirds vote, is required to:

(a)   change PubCo’s name;

(b)   amend the Amended PubCo Articles;

(c)   amend the Amended PubCo Articles with respect to any objects, powers or other matters;

(d)   reduce PubCo’s share capital and any capital redemption reserve;

(e)   change PubCo’s registration to a jurisdiction outside the Cayman Islands; and

(f)   merge or consolidate PubCo with one or more other constituent companies.

Bridgetown 2	PubCo
any jurisdiction outside the Cayman Islands, and its deregistration in the Cayman Islands; and (h) authorize the merger or consolidation of Bridgetown 2 with one or more other constituent companies.

Anti-Takeover Provisions

Some provisions of Bridgetown 2 amended and restated memorandum and articles of association may discourage, delay or prevent a change of control of Bridgetown 2 or its management, including provisions that that authorize the Bridgetown 2 Board to issue shares with or without preferred, deferred or other rights or restrictions, whether in regard to dividends or other distributions, voting, return of capital or otherwise and to such persons, at such times and on such other terms as Bridgetown 2 Board thinks proper.

The Amended PubCo Articles include provisions which:

(a)   give the TPG Investor Entities, the KKR Investor and REA the right to appoint the Investor Directors;

(b)   restrict the transfer of PubCo Ordinary Shares held by the TPG Investor Entities, the KKR Investor and REA; and

(c)   grant to the PubCo directors control of all shares of PubCo for the time being unissued as described in the section above titled “Rights of Preference Shares”.

SHARES ELIGIBLE FOR FUTURE SALE

Upon the consummation of the Business Combination, PubCo will have, based on the assumptions set out elsewhere in this proxy statement/prospectus, up to 151,029,464 PubCo Ordinary Shares issued and outstanding. All of the PubCo Ordinary Shares issued to the Bridgetown 2 shareholders in connection with the Business Combination will be freely transferable by persons other than by Sponsor or Bridgetown 2’s, PubCo’s or PropertyGuru’s affiliates without restriction or further registration under the Securities Act. Additionally, the PropertyGuru shareholders will receive 127,723,425 PubCo Ordinary Shares and the PIPE Investors will receive 13,193,068 PubCo Ordinary Shares (including REA’s $20.0 million subscription in the PIPE Investment and an additional $31.9 million equity investment in PubCo by REA relating to REA’s existing call option to acquire additional shares in PropertyGuru). Sales of substantial amounts of the PubCo Ordinary Shares in the public market could adversely affect prevailing market prices of the PubCo Ordinary Shares. Prior to the Business Combination, there has been no public market for PubCo Ordinary Shares. PubCo has applied for listing of the PubCo Ordinary Shares on the NYSE, but there can be no assurance that a regular trading market will develop in the PubCo Ordinary Shares.

Lock-up Agreements

Concurrently with the signing of the Business Combination Agreement, certain shareholders and executives of PropertyGuru, including its principal shareholders and Key Executives, and Sponsor have agreed, pursuant respectively to the PropertyGuru Shareholder Support Agreement and the Sponsor Support Agreement, not to, without the prior written consent of the board of directors of PubCo, for specified periods of time after the consummation of the Business Combination, transfer any PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares, with certain customary exceptions. As a result of these lock-up provisions, additional securities of PubCo will be eligible for resale as follows.

Under the PropertyGuru Shareholder Support Agreement, the earlier of:

(i)	the date falling 180 days after the consummation of the Business Combination; and

(ii)

the date on which PubCo completes any amalgamation, merger, scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property following the consummation of the Business Combination.

Under the Sponsor Support Agreement, the earlier of:

(i)	the date falling one year after the consummation of the Business Combination;

(ii)

the date on which PubCo completes any amalgamation, merger, scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property following the consummation of the Business Combination;

(iii)

the date on which any of the KKR Investor and/or the TPG Investor Entities transfers any equity security of PubCo or the date that any of their transferees (which received equity securities of PubCo pursuant to the last sentence of this (iii) transfers any equity security of PubCo. Notwithstanding the foregoing, this (iii) shall not be triggered by a transfer by any of the KKR Investor and/or the TPG Investor Entities permitted under section 4.5(a) of the PropertyGuru Shareholder Support Agreement, which the KKR Investor and the TPG Investor Entities are bound by, and which provides an exception to the lock-up restriction for transfers to a partnership, limited liability company or other entity of which the shareholders subject to a lock-up is the legal and beneficial owner of all of the outstanding equity securities or similar interests; and

(iv)

the first date on which the last sale price of the PubCo Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share splits, share capitalizations, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the consummation of the Business Combination.

Registration Rights

Pursuant to the PIPE Subscription Agreements, PubCo must file a registration statement (the “PIPE Registration Statement”) within 45 days after the consummation of the Business Combination registering up to 13,193,068 PubCo Ordinary Shares held by the PIPE Investors and use commercially reasonable endeavors to have declared effective and maintain the effectiveness of such registration.

Concurrently with the signing of the Business Combination Agreement, PubCo entered into a registration rights agreement (the “Registration Rights Agreement”) with Sponsor, Bridgetown 2, certain directors and advisors of Bridgetown 2 to whom Sponsor has transferred Bridgetown 2 Shares, certain shareholders of Bridgetown 2 affiliated with Sponsor, and the PropertyGuru Holders, pursuant to which PubCo must use its reasonable best efforts to file within 30 days following the Closing, and use reasonable efforts to cause to be declared effective as soon as practicable thereafter, a registration statement for a “shelf” registration on Form F-1 (“Form F-1 Shelf”) covering the resale of all registrable securities held by the PropertyGuru Holders on a delayed or continuous basis. Following the filing of the Form F-1 Shelf, PubCo has agreed to use reasonable efforts to convert the Form F-1 Shelf to a shelf registration on Form F-3, and/or to file and cause to become effective a shelf registration on Form F-3, as soon as practicable and in any event within 45 days after PubCo is eligible to use Form F-3. Holders of at least 20% of the then outstanding registrable securities, Sponsor and certain significant holders, may make demand for an underwritten offering of all or any portion of their registrable securities pursuant to the shelf, up to three times if the Sponsor and one time if a significant holder; provided that PubCo will only be required to effectuate two underwritten takedowns pursuant to any such demands within the first year following the Closing, or one underwritten takedown within any three-month period for the period commencing one year after the Closing. In addition, holders of registrable securities have certain “piggy-back” registration rights with respect to registration statements filed after the expiration of any lock-up to which such securities are subject pursuant to any Lock-Up Agreement, with certain customary exceptions. PubCo will bear all costs and expenses incurred in connection with the filing of any such registration statements.

Rule 144

Pursuant to Rule 144 under the Securities Act (“Rule 144”), a person who has beneficially owned restricted PubCo Ordinary Shares or PubCo Warrants for at least six months would be entitled to sell their securities; provided that (i) such person is not deemed to have been one of PubCo’s affiliates at the time of, or at any time during the three months preceding, a sale and (ii) PubCo is subject to the Exchange Act periodic reporting requirements for at least three months before the sale and has filed all required reports under Section 13 or 15(d) of the Exchange Act during the 12 months (or such shorter period as it was required to file reports) preceding the sale.

Persons who have beneficially owned restricted PubCo Ordinary Shares or PubCo Warrants for at least six months but who are PubCo’s affiliates at the time of, or at any time during the three months preceding, a sale, would be subject to additional restrictions, by which such person would be entitled to sell within any three-month period only a number of securities that does not exceed the greater of:

•	one percent (1%) of the total number of PubCo Ordinary Shares then issued and outstanding; or

•	the average weekly reported trading volume of the PubCo Ordinary Shares during the four calendar weeks preceding the filing of a notice on Form 144 with respect to the sale.

Sales by PubCo’s affiliates under Rule 144 are also limited by manner of sale provisions and notice requirements and to the availability of current public information about PubCo.

Restrictions on the Use of Rule 144 by Shell Companies or Former Shell Companies

Rule 144 is not available for the resale of securities initially issued by shell companies (other than business combination related shell companies) or issuers that have been at any time previously a shell company. However, Rule 144 also includes an important exception to this prohibition if the following conditions are met:

•	the issuer of the securities that was formerly a shell company has ceased to be a shell company;

•	the issuer of the securities is subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act;

•

the issuer of the securities has filed all Exchange Act reports and material required to be filed, as applicable, during the preceding 12 months (or such shorter period that the issuer was required to file such reports and materials); and

•

at least one year has elapsed from the time that the issuer filed Form 20-F type information with the SEC, which is expected to be filed promptly after consummation of the Business Combination, reflecting its status as an entity that is not a shell company.

PRICE RANGE OF SECURITIES AND DIVIDEND INFORMATION

Bridgetown 2 Class A Ordinary Shares are each traded on Nasdaq under the symbol “BTNB”.

The closing price of the Bridgetown 2 Class A Ordinary Shares on July 22, 2021, the last trading day before announcement of the execution of the Business Combination Agreement, was $9.99. As of February 3, 2022, the record date for the Extraordinary General Meeting, the most recent closing price for each Bridgetown 2 Class A Ordinary Share was $9.90.

Holders of Bridgetown 2 Shares should obtain current market quotations for their securities. The market price of Bridgetown 2’s securities could vary at any time before the Business Combination.

Historical market price information regarding PropertyGuru is not provided because there is no public market for their securities.

Historical market price information regarding PubCo is not provided because there is no public market for its securities. PubCo has applied to list the PubCo Ordinary Shares on the NYSE under the symbol “PGRU”. It is a condition to consummation of the Business Combination in the Business Combination Agreement that the PubCo Ordinary Shares to be issued in connection with the Business Combination shall have been approved for listing on the NYSE, subject only to official notice of issuance thereof. PubCo, PropertyGuru and Bridgetown 2 have certain obligations in the Business Combination Agreement to use reasonable best efforts in connection with the Business Combination, including with respect to satisfying this NYSE listing condition. The NYSE listing condition in the Business Combination Agreement may be waived by the parties to the Business Combination Agreement.

Holders

As of February 3, 2022, there was three holders of record of Bridgetown 2 Class A Ordinary Shares, seven holders of record of Bridgetown 2 Class B Ordinary Shares and one holder of record of Bridgetown 2 Warrants. As of February 7, 2022, there were 67 holders of record of PropertyGuru Shares. As of February 3, 2022, PubCo had one holder of record. See “Beneficial Ownership of Securities.”

Dividend Policy

Bridgetown 2 has not paid any cash dividends on Bridgetown 2 Shares to date and does not intend to pay cash dividends prior to the completion of the Business Combination. In addition, PropertyGuru has not paid any dividends to its shareholders. The payment of any cash dividends after consummation of the Business Combination shall be dependent upon the revenue, earnings and financial condition of PubCo from time to time. The payment of any dividends subsequent to the Business Combination shall be within the discretion of the board of directors of PubCo.

ANNUAL MEETING SHAREHOLDER PROPOSALS

If the Business Combination is consummated, you shall be entitled to attend and participate in PubCo’s annual meetings of shareholders. If PubCo holds a 2021 annual meeting of shareholders, it shall provide notice of or otherwise publicly disclose the date on which the 2021 annual meeting shall be held. As a foreign private issuer, PubCo will not be subject to the SEC’s proxy rules.

OTHER SHAREHOLDER COMMUNICATIONS

Shareholders and interested parties may communicate with Bridgetown 2’s board of directors, any committee chairperson or the non-management directors as a group by writing to the board or committee chairperson in care of Bridgetown 2, at c/o 38/F Champion Tower, 3 Garden Road, Central, Hong Kong. Following the Business Combination, such communications should be sent in care of PubCo, at Paya Lebar Quarter, 1 Paya Lebar Link, #12-01/04, Singapore 408533. Each communication shall be forwarded, depending on the subject matter, to the board of directors, the appropriate committee chairperson or all non-management directors.

LEGAL MATTERS

PropertyGuru is being represented by Latham & Watkins LLP with respect to certain legal matters as to United States federal securities and New York State law.

The validity of PubCo Ordinary Shares has been passed on by Walkers (Singapore) Limited Liability Partnership.

EXPERTS

The financial statements for Bridgetown 2 Holdings Limited as of December 31, 2020 and for the period from June 24, 2020 (inception) through December 31, 2020, appearing in this proxy statement/prospectus have been audited by Withum, Smith + Brown, PC, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere in this proxy statement/prospectus, and are included in reliance on such report given on the authority of such firm as an expert in accounting and auditing. The registered address of Withum, Smith + Brown, PC is 506 Carnegie Center #400, Princeton, New Jersey 08540, United States.

The financial statements of PropertyGuru Pte. Ltd. as of December 31, 2020, December 31, 2019 and January 1, 2019, and for the years ended December 31, 2020 and 2019 included in this proxy statement/prospectus have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP, a Singapore registered accounting limited liability partnership, is a member firm of PricewaterhouseCoopers International Limited, each member firm of which is a separate and independent legal entity. The registered address of PricewaterhouseCoopers LLP is 7 Straits View #12-00, Singapore 018936.

The combined financial statements of the Panama Group at December 31, 2020 and 2019, and for each of the two years in the period ended December 31, 2020, included in the proxy statement of Bridgetown 2 Holdings Limited, which is referred to and made a part of this prospectus and registration statement of PropertyGuru Group Limited, have been audited by Ernst & Young PLT, independent auditors, as set forth in their report appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

The registered address of Ernst & Young PLT is Level 23A Menara Milenium, Jalan Damanlela, Pusat Bandar Damansara, 50490 Kuala Lumpur, Malaysia.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, Bridgetown 2 and services that it employs to deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of each of Bridgetown 2’s annual report to shareholders and Bridgetown 2’s proxy statement. Upon written or oral request, Bridgetown 2 shall deliver a separate copy of the annual report to shareholder and/or proxy statement to any shareholder at a shared address to which a single copy of each document was delivered and who wishes to receive separate copies of such documents. Shareholders receiving multiple copies of such documents may likewise request that Bridgetown 2 deliver single copies of such documents in the future. Shareholders receiving multiple copies of such documents may request that Bridgetown 2 deliver single copies of such documents in the future. Shareholders may notify Bridgetown 2 of their requests by writing Bridgetown 2 at its principal executive offices at Bridgetown 2, c/o 38/F Champion Tower, 3 Garden Road, Central, Hong Kong. Following the Business Combination, such requests should be made by writing PubCo at its principal executive office at Paya Lebar Quarter, 1 Paya Lebar Link, #12-01/04, Singapore 408533.

WHERE YOU CAN FIND MORE INFORMATION

As a foreign private issuer, after the consummation of the Business Combination, PubCo shall be required to file its annual report on Form 20-F with the SEC no later than four months following its fiscal year end. Bridgetown 2 files reports, proxy statements and other information with the SEC as required by the Exchange Act. You may access information on Bridgetown 2 at the SEC web site containing reports, proxy statements and other information at: http://www.sec.gov.

Information and statements contained in this proxy statement/prospectus or any annex to this proxy statement/prospectus are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to this proxy statement/prospectus.

All information contained in this document relating to Bridgetown 2 has been supplied by Bridgetown 2, and all such information relating to PropertyGuru has been supplied by PropertyGuru. Information provided by one entity does not constitute any representation, estimate or projection of the other entity.

PropertyGuru does not file any annual, quarterly or current reports, proxy statements or other information with the SEC.

If you would like additional copies of this document or if you have questions about the Business Combination, you should contact via phone or in writing Bridgetown 2’s proxy solicitation agent at the following address, telephone number and email:

Morrow Sodali LLC

470 West Avenue

Stamford, CT 06902

USA

Individuals call toll-free (tolls apply if calling from outside the United States): +1 (800) 662-5200

Banks and brokers call: +1 (203) 658-9400

Email: BTNB.info@investor.morrowsodali.com

If you are a Bridgetown 2 shareholder and would like to request documents, please do so by March 8, 2022 to receive them before the Bridgetown 2 Extraordinary General Meeting of shareholders. If you request any documents from us, we shall mail them to you by first class mail, or another equally prompt means.

None of Bridgetown 2, PubCo or PropertyGuru has authorized anyone to give any information or make any representation about the Business Combination or their companies that is different from, or in addition to, that which is contained in this proxy statement/prospectus or in any of the materials that have been incorporated in this proxy statement/prospectus. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement/prospectus or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement/prospectus does not extend to you.

The information contained in this proxy statement/prospectus speaks only as of the date of this proxy statement/prospectus unless the information specifically indicates that another date applies.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with it into this prospectus, which means we can disclose important information to you by referring you to those documents filed separately with the SEC instead of having to repeat the information in this prospectus. The information incorporated by reference is considered to be part of this prospectus and later information that we file with the SEC will automatically update and supersede earlier information filed with the SEC or included in this prospectus. We incorporate by reference into this prospectus the information which consists of the financial statement as of January 28, 2021 contained in Bridgetown 2’s Amendment No.  1 to Current Report on Form 8-K furnished with the SEC on January 19, 2022.

We will provide without charge to any person to whom a copy of this prospectus is delivered, upon oral or written request, a copy of any document incorporated by reference in this prospectus but not delivered with the prospectus (except for exhibits to those documents unless a documents states that one of its exhibits is incorporated into the document itself). Such request should be directed to: 38/F Champion Tower, 3 Garden Road, Central, Hong Kong, and telephone number +852-25148888.

INDEX OF FINANCIAL STATEMENTS

Unaudited Interim Condensed Consolidated Financial Statements of PropertyGuru and its subsidiaries	Page
Unaudited Consolidated Statements of Comprehensive Income for the Six Months Ended June 30, 2021 and 2020	F-2
Unaudited Consolidated Balance Sheets as of 30 June 2021 and 31 December 2020	F-4
Unaudited Consolidated Statements of Changes in Shareholders’ Deficiency for the Six Months Ended June 30, 2021 and 2020	F-5
Unaudited Consolidated Statements of Cash Flows for the Six Months Ended June 30, 2021 and 2020	F-6
Notes to the Unaudited Interim Condensed Consolidated Financial Statements	F-8

Audited Consolidated Financial Statements of PropertyGuru and its subsidiaries	Page
Report of Independent Registered Public Accounting Firm	F-19
Consolidated Statements of Comprehensive Income for the Financial Years Ended 31 December 2020 and 2019	F-20
Consolidated Balance Sheets as of 31 December 2020 and 2019 and 1 January 2019	F-22
Consolidated Statements of Changes in Shareholders’ Deficiency for the Financial Years Ended 31 December 2020 and 2019	F-24
Consolidated Statements of Cash Flows for the Financial Year Ended 31 December 2020 and 2019	F-26
Notes to the Financial Statements	F-29

Unaudited Interim Financial Statements of Bridgetown 2	Page
Condensed Balance Sheets as of September 30, 2021 (unaudited) and December 31, 2020	F-94

Unaudited Condensed Statements of Operations for the Three Months Ended September 30, 2021 and 2020, Nine Months Ended September 30, 2021, and for the Period from June 24, 2020 (Inception) to September 30, 2020

F-95

Unaudited Condensed Statements of Changes in Shareholders’ Equity (Deficit) for the Three Months Ended September 30, 2021 and 2020, for the Nine Months Ended September 30, 2021, and for the Period from June 24 (Inception) to September 30, 2020

F-96
Unaudited Condensed Statements of Cash Flows for the Nine Months Ended September 30, 2021 and for the Period from June 24, 2020 (Inception) to September 30, 2020	F-98
Notes to Unaudited Condensed Financial Statements (as restated)	F-99

Audited Financial Statements of Bridgetown 2	Page
Report of Independent Registered Public Accounting Firm	F-117
Balance Sheet as of December 31, 2020	F-118
Statement of Operations for the Period from June 24, 2020 (Inception) through December 31, 2020	F-119
Statement of Changes in Shareholders’ Equity for the Period from June 24, 2020 (Inception) through December 31, 2020	F-120
Statement of Cash Flows for the Period from June 24, 2020 (Inception) through December 31, 2020	F-121

Unaudited Interim Condensed Combined Financial Information of the Panama Group	Page
Condensed Combined Statements of Comprehensive Income for the Periods Ended 30 June 2021 and 30 June 2020	F-130
Condensed Combined Statements of Financial Position as at 30 June 2021 and 31 December 2020	F-131
Condensed Combined Statements of Changes in Equity for the Periods Ended 30 June 2021 and 30 June 2020	F-132
Condensed Combined Statements of Cash Flows for the Periods Ended 30 June 2021 and 30 June 2020	F-133
Notes to the Unaudited Interim Condensed Combined Financial Information	F-134

Audited Combined Financial Statements of the Panama Group	Page
Report of Independent Auditors	F-141
Combined Statements of Comprehensive Income for the Financial Years Ended 31 December 2020 and 2019	F-142
Combined Statements of Financial Position as at 31 December 2020 and 2019	F-143
Combined Statements of Changes in Equity for the Financial Years Ended 31 December 2020 and 2019	F-144
Combined Statements of Cash Flows for the Financial Years Ended 31 December 2020 and 2019	F-145
Notes to the Combined Financial Statements	F-146

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

		For the Six Months ended 30 June
	Note	2021	2020
		$’000	$’000
Revenue	5	42,890	36,374
Other income		1,079	1,516
Other (losses)/gains – net	7	(124,512)	5,751
Expenses
- Venue costs		(1,427)	(838)
- Sales and marketing cost		(13,701)	(5,653)
- Sales commission		(3,696)	(1,567)
- Impairment/Reversal of impairment loss on financial assets		(291)	163
- Depreciation and amortization		(5,012)	(4,769)
- Impairment of intangible assets		(8)	—
- IT and internet expenses		(3,448)	(2,697)
- Legal and professional		(1,592)	(494)
- Employee compensation		(26,116)	(21,909)
- Directors’ remuneration		(289)	(266)
- Staff cost		(368)	(361)
- Office rental		(29)	(39)
- Finance cost		(10,188)	(6,577)
- Cost of proposed listing		(2,252)	—
- Other expenses		(1,269)	(862)
Total expenses		(69,686)	(45,869)

Loss before income tax		(150,229)	(2,228)
Tax expense	8	(339)	(70)

Net loss for the period		(150,568)	(2,298)

The accompanying notes form an integral part of these unaudited interim condensed consolidated financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

		For the Six Months ended 30 June
	Note	2021	2020
		$’000	$’000
Other comprehensive income:
Items that may be reclassified subsequently to profit or loss:
Currency translation differences arising from consolidation		2,276	3,598
Items that will not be reclassified subsequently to profit or loss:
Actuarial loss from post-employment benefits obligation		—	(30)

Other comprehensive income for the period, net of tax		2,276	3,568

Total comprehensive (loss)/income for the period		(148,292)	1,270

Loss per share for loss attributable to equity holders of the Group		2021	2020
		$ per share	$ per share
Basic loss per share for the period	6(a)	96.83	1.48
Diluted loss per share for the period	6(b)	96.83	3.29

The accompanying notes form an integral part of these unaudited interim condensed consolidated financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

UNAUDITED CONSOLIDATED BALANCE SHEETS

As of 30 June 2021 and 31 December 2020

(in Singapore dollars)

	Note	30 June 2021	31 December 2020
		$’000	$’000
ASSETS
Current assets
Cash and cash equivalents		77,832	93,359
Trade and other receivables		12,785	14,140

		90,617	107,499

Non-current assets
Trade and other receivables		1,368	1,337
Intangible assets		145,762	140,715
Plant and equipment		2,221	2,619
Right-of-use assets		16,524	16,035

		165,875	160,706

Total assets		256,492	268,205

LIABILITIES
Current liabilities
Trade and other payables		19,930	23,563
Lease liabilities		3,621	3,686
Borrowings		176	—
Deferred revenue		34,161	34,487
Convertible notes	11	—	11,471
Preference shares	10	208,512	199,481
Derivative financial liabilities	10	125,086	940
Provision for reinstatement costs		33	21
Current income tax liabilities	8	4,859	5,492

		396,378	279,141

Non-current liabilities
Trade and other payables		219	41
Lease liabilities		13,979	13,567
Borrowings		16,110	—
Deferred income tax liabilities	8	1,539	1,615
Provision for reinstatement costs		441	356

		32,288	15,579

Total liabilities		428,666	294,720

Net liabilities		(172,174)	(26,515)

SHAREHOLDERS’ DEFICIENCY
Capital and reserves attributable to equity holders of the Company
Share capital	12	39,008	36,553
Preference shares	10	59,339	59,339
Share reserve	13(a)	11,808	11,630
Capital reserve	13(b)	785	785
Warrants		5,742	5,742
Translation reserve		(654)	(2,930)
Accumulated losses		(288,202)	(137,634)

Total shareholders’ deficiency		(172,174)	(26,515)

The accompanying notes form an integral part of these unaudited interim condensed consolidated financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIENCY

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

	Note	Share capital	Treasury shares	Preference shares	Share reserve	Capital reserve	Warrants	Translation reserve	Accumulated losses	Total shareholders’ deficiency
		$’000	$’000	$’000	$’000	$’000	$’000	$’000	$’000	$’000
Balance at 1 January 2021		36,553	—	59,339	11,630	785	5,742	(2,930)	(137,634)	(26,515)
Loss for the six months ended 30 June 2021		—	—	—	—	—	—	—	(150,568)	(150,568)
Other comprehensive income for the six months ended 30 June 2021		—	—	—	—	—	—	2,276	—	2,276

Total comprehensive loss for the six months ended 30 June 2021		—	—	—	—	—	—	2,276	(150,568)	(148,292)

Employee share grant and option scheme	13	—	—	—	2,448	—	—	—	—	2,448
Directors share grant and option scheme		—	—	—	108	—	—	—	—	108
Issuance of shares	12 & 13	2,455	—	—	(2,378)	—	—	—	—	77

Total transactions with owners, recognised directly in equity		2,455	—	—	178	—	—	—	—	2,633

Balance at 30 June 2021		39,008	—	59,339	11,808	785	5,742	(654)	(288,202)	(172,174)

Balance at 1 January 2020		33,886	—	59,339	5,898	130	5,742	(2,219)	(123,172)	(20,396)
Loss for the six months ended 30 June 2020		—	—	—	—	—	—	—	(2,298)	(2,298)
Other comprehensive income for the six months ended 30 June 2020		—	—	—	—	—	—	3,598	(30)	3,568

Total comprehensive income for the six months ended 30 June 2020		—	—	—	—	—	—	3,598	(2,328)	1,270

Treasury shares reissued		—	(655)	—	—	655	—	—	—	—
Employee share grant and option scheme		—	—	—	3,215	—	—	—	—	3,215
Directors share grant and option scheme		—	—	—	129	—	—	—	—	129
Issuance of shares		2,508	655	—	(1,167)	—	—	—	—	1,996

Total transactions with owners, recognised directly in equity		2,508	—	—	2,177	655	—	—	—	5,340

Balance at 30 June 2020		36,394	—	59,339	8,075	785	5,742	1,379	(125,500)	(13,786)

The accompanying notes form an integral part of these unaudited interim condensed consolidated financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

		For the Six Months ended 30 June
		2021	2020
	Note	$’000	$’000
Cash flows from operating activities
Loss for the period		(150,568)	(2,298)
Adjustments for:
- Tax expense	8	339	70
- Employee share grant and option expense		2,448	3,215
- Director share grant and option expense		108	129
- Amortisation and depreciation		5,012	4,769
- Loss on disposal of plant and equipment and intangible assets	7	—	181
- Impairment/Reversal of impairment loss on financial assets		291	(163)
- Interest income		(237)	(247)
- Finance cost		10,188	6,577
- Unrealised currency translation losses		133	1,590
- Fair value loss/(gain) on conversion option of Series B, D1, E and F preference shares	7	124,146	(6,032)
- Fair value loss on contingent consideration	7	—	174

		(8,140)	7,965
Changes in working capital, net of effects from acquisition and disposal of subsidiaries
- Trade and other receivables		1,040	(1,001)
- Trade and other payables		1,575	(7,837)
- Deferred revenue		(326)	(1,280)

Cash used in operations		(5,851)	(2,153)
Interest received		231	244
Income tax paid		(1,144)	(455)

Net cash used in operating activities		(6,764)	(2,364)

Cash flows from investing activities
Additions to plant and equipment		(459)	(1,068)
Additions of intangible assets		(4,971)	(5,480)
Payment of contingent consideration from acquisition of subsidiary		—	(12,167)
Proceeds from disposal of plant and equipment		1	53

Net cash used in investing activities		(5,429)	(18,662)

Cash flows from financing activities
Interest paid		(631)	(396)
Proceeds from borrowings, net of transaction costs		10,551	—
Principal payment of lease liabilities		(2,070)	(1,981)
Proceeds from issuance of preference shares		—	26,526
Proceeds from issuance of ordinary shares		77	1,996
Repayment of convertible notes		(11,261)	(217)

Net cash (used in)/provided by financing activities		(3,334)	25,928

Net (decrease)/increase in cash and cash equivalents		(15,527)	4,902
Cash and cash equivalents
Beginning of the six months ended 30 June		93,359	24,653

End of the six months ended 30 June		77,832	29,555

The accompanying notes form an integral part of these unaudited interim condensed consolidated financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

Supplemental disclosures of non-cash activities

	For the Six Months ended 30 June
	2021	2020
	$’000	$’000
Purchase of property and equipment included in accrued expenses and other payables	1	30
Purchase of intangible assets included in accrued expenses and other payables	20	29

The accompanying notes form an integral part of these unaudited interim condensed consolidated financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

These notes form an integral part of and should be read in conjunction with the accompanying unaudited interim condensed consolidated financial statements.

1.	General information

PropertyGuru Pte. Ltd. (the “Company”) is incorporated and domiciled in Singapore. The address of its registered office is 1 Paya Lebar Link #12-01 to 04, Paya Lebar Quarter 1, Singapore 408533.

PropertyGuru Pte. Ltd. and its subsidiaries (the “Group”) is in the business of advertising, real estate marketing, business management and consultancy services.

In the opinion of the Company, the accompanying unaudited interim condensed consolidated financial statements contain all adjustments, consisting of only normal recurring adjustments, necessary for a fair statement of its financial position as of 30 June 2021, and its results of operations and cash flows for the six months ended 30 June 2021 and 2020. The consolidated balance sheet at 31 December 2020, was derived from audited annual consolidated financial statements but does not contain all of the footnote disclosures from the annual consolidated financial statements.

2.	Significant changes in the current reporting period

(a)	Facility Agreement

On 23 December 2020, the Group entered into a $16,000,000 2-year loan facility agreement with several lenders to refinance the redemption of the convertible note of $11,261,000, payment of related costs in relation to this facility and for the working capital of the Group. $600,000 of the loan facility was with lenders who are key management personnel of the Group, at equivalent terms to those of third-party lenders. The loan facility bear interest at 2% per annum payable at the last day of each interest period of six months and 6% per annum payable at the termination date which is 24 months from the date the loan was drawn down. Effective interest rate for this loan facility is at 8.16%. The Group had utilised the facility on 8 January 2021. The Group received $5,000,000 as advances for the loan facility before the financial year ended 31 December 2020.

(b)	Share Purchase Agreement

On 30 May 2021, the parent company entered into a Share Purchase Agreement with iProperty Group Asia Pte. Ltd. (the “Seller”), to acquire shares of its direct and indirect subsidiaries for a total consideration of $198,500,000. The entities acquired are as follows:

(i)	iProperty.com Malaysia Sdn. Bhd.

(ii)	Brickz Research Sdn. Bhd.[1];

(iii)	IPGA Management Services Sdn. Bhd.

(iv)	iProperty (Thailand) Co., Ltd.

(v)	Prakard IPP Co., Ltd. [2]; and

(vi)	Kid Ruang Yu Co., Ltd.[2]

[1]	Subsidiary of iProperty.com Malaysia Sdn. Bhd.
[2]	Subsidiary of iProperty (Thailand) Co., Ltd.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

2.	Significant changes in the current reporting period (continued)

(b)	Share Purchase Agreement (continued)

The transaction was subjected to the satisfaction of Conditions Precedent as set out in the Agreement and was completed on 3 August 2021. As part of the Conditions Precedent set out in the Agreement, all outstanding preference shares of the Group, including the Series B, Series C, Series D1, Series D2, Series E and Series F preference shares, were converted into ordinary shares of the Group. The consideration was satisfied on closing by the allotment and issue by the parent company to the Seller of new ordinary shares in the capital of the parent company.

3.	Significant accounting policies

3.1	Basis of preparation

The unaudited interim condensed consolidated financial statements of the Group for the six months ended 30 June 2021 and 2020 have been prepared in accordance with International Accounting Standard IAS 34 Interim Financial Reporting. They do not include all of the information required for a complete set of financial statements prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the IASB, and should be read in conjunction with the Group’s audited consolidated financial statements for the year ended 31 December 2020, which have been prepared in accordance with IFRS as issued by the IASB.

The accounting policies applied in these unaudited interim condensed consolidated financial statements are consistent with those applied in the Group’s annual audited consolidated financial statements for the year ended 31 December 2020, except for the estimation of income tax. The new and amended standards and interpretations applied for the first time as of 1 January 2021, as disclosed in the notes to the annual audited consolidated financial statements for the year ended 31 December 2020 had no impact on the unaudited interim condensed consolidated financial statements of the Group for the six months ended 30 June 2021.

3.2	Going concern

The Group incurred a net loss of $150,568,000 (30 June 2020: $2,298,000) during the financial period ended 30 June 2021 and, as of that date, the Group’s total liabilities exceeded its total assets by $172,174,000 (31 December 2020: $26,515,000). The following matters have been considered by the directors in determining the appropriateness of the going concern basis of preparation in the unaudited interim condensed consolidated financial statements:

(a)	A cash flow forecast prepared by management has indicated that the Group will have sufficient cash flows to be able to meet its current debts when they are due.

(b)

The Group has a net current asset position of $61,998,000 at the balance sheet date after excluding the non-cash current liabilities comprising deferred revenue of $34,161,000, derivative financial liabilities of $125,086,000 as well as the Series B, Series D1, Series E and Series F preference shares amounting to $208,512,000. The preference shares, including the related derivative financial liabilities, have been converted into ordinary shares of the Group as of 3 August 2021.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

3.	Significant accounting policies (continued)

3.2	Going concern (continued)

Taking into consideration the above factors, the directors believe that the Group will be able to continue as a going concern, and, accordingly, the unaudited interim condensed consolidated financial statements have been prepared on a going concern basis.

3.3	Critical accounting estimates, assumptions and judgements

In preparing these unaudited interim condensed consolidated financial statements, the critical accounting estimates, assumptions and judgements made by management in applying the Group’s accounting policies and the key sources of estimation uncertainty were the same as those applied and discussed in the audited consolidated financial statements for the financial year ended 31 December 2020.

4.	Segment information

(a)	Description of segments

The Group’s operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker (“CODM”), which is the Leadership Team, comprising of the Chief Executive Officer, Chief Financial Officer, Chief Business Officer, Chief Marketing Officer, Chief Technology Officer and Chief Human Resource Officer.

With effect from 30 June 2021, the Group reorganised its operating and reportable segments to Marketplaces and Fintech and Data services. This change was made to reflect the way the CODM monitors the performance of the segments. Segment reporting information for earlier periods have been restated to conform to these changes. The change in segments have no impact on the consolidated financial position, results of operations or cash flows, as reflected in the consolidated financial statements.

The Group has five reportable segments, namely four Marketplaces and Fintech and Data services. The Marketplaces segments consist of core listing marketplace for agents and developer marketing solutions business in four primary geographic areas, namely Singapore, Vietnam, Malaysia and Other Asia (comprising Thailand and Indonesia). Each of these geographic Marketplaces segments has different political and economic conditions as well as market factors and strategic initiatives which influence performance. Furthermore, each geographic Marketplace segment represents a business in different stages of development (with Singapore being the most mature and Other Asia still considered by management to be a developing market).

The Fintech and Data segment consists of the digital mortgage marketplace business, PropertyGuru Finance, launched in March 2020 where commission is earned from Financial Institutions on each mortgage brokered, and the data business involving provision of data services to developers, agents, banks and property valuers.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

4.	Segment information (continued)

(b)	Segment information

The table below shows the segment information provided to the Group’s Leadership Team for the reportable segments for the six months ended 30 June 2021 and 2020.

	Marketplaces
					Fintech and Data	Total reportable segments
	Singapore	Vietnam	Malaysia	Other Asia
	$’000	$’000	$’000	$’000	$’000	$’000
Six months ended 30 June 2021
Revenue from external customers	25,382	10,098	4,216	2,052	1,142	42,890

Adjusted EBITDA	16,545	2,778	(6,881)	(1,946)	(1,705)	8,791

Six months ended 30 June 2020
Revenue from external customers	22,501	7,800	3,592	2,090	391	36,374

Adjusted EBITDA	16,946	1,226	(64)	(1,777)	(266)	16,065

A reconciliation of adjusted EBITDA to loss before income tax is provided as follows:

	For the Six Months ended 30 June
	2021	2020
	$’000	$’000
Adjusted EBITDA as above	8,791	16,065
Headquarters cost	(13,563)	(9,690)
Changes in fair value of preferred shares and embedded derivatives	(124,146)	6,032
Finance costs – net	(9,951)	(6,330)
Depreciation and amortisation expense	(5,012)	(4,769)
Impairment	(8)	—
Share grant and option expenses	(2,468)	(3,255)
Other gains/(losses) - net	(366)	(281)
Business acquisition transaction and integration costs	(1,254)	—
Cost of proposed listing	(2,252)	—

Loss before income tax	(150,229)	(2,228)

Headquarters costs are costs of personnel that are based predominantly in its Singapore headquarters and certain key personnel in Malaysia and Thailand, and that service the group as a whole, consisting of its executive officers and its group marketing, technology, product, human resources, finance and operations teams, as well as platform IT costs (hosting, licensing, domain fees), workplace facilities costs, corporate public relations retainer costs and professional fees such as audit, legal and consultant fees.

The Leadership Team uses adjusted EBITDA as a measure to assess the performance of the segments. This excludes the effects of significant items of income and expenditure which may have an impact on the quality of earnings such as changes in fair value of preferred shares and embedded derivatives, finance cost, depreciation and amortisation, income tax expense, impairments when the impairment is the result of an isolated, non–recurring event, share grant and option expenses, loss on disposal of plant and equipment and intangible assets, currency translation loss, fair value loss on contingent consideration, business acquisition transaction and integration cost and cost of proposed listing.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

5.	Revenue

	For the Six Months ended 30 June
	2021	2020
	$’000	$’000
Agent Revenue
- Membership	19,732	17,454
- Agent discretionary	15,883	13,361

	35,615	30,815

Developer Revenue
- Advertising activities	5,144	4,194
- Events	337	238
- Print	11	24
- Software	211	653
- Others	430	59

	6,133	5,168

Fintech and data	1,142	391

	42,890	36,374

Revenue recognised
- At a point in time	6,023	11,049
- Over time	36,867	25,325

	42,890	36,374

6.	Loss per share

(a)	Basic loss per share

	For the Six Months ended 30 June
	2021	2020
	$ per share	$ per share
Total basic loss per share for the period attributable to the ordinary equity holders of the Group	96.83	1.48

(b)	Diluted loss per share

	For the Six Months ended 30 June
	2021	2020
	$ per share	$ per share
Total diluted loss per share for the period attributable to the ordinary equity holders of the Group	96.83	3.29

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

6.	Loss per share (continued)

(c)	Reconciliations of loss used in calculating loss per share

	For the Six Months ended 30 June
	2021	2020
	$’000	$’000
Loss for the period attributable to the ordinary equity holders of the Group used in calculating basic loss per share	(150,568)	(2,298)

Diluted loss per share
Loss for the period attributable to the ordinary equity holders of the Group Used in calculating basic loss per share	(150,568)	(2,298)
Add: savings from accretion cost on Series B preference shares	—	2,387
Less: fair value gain on conversion option of Series B preference shares	—	(6,032)

Loss for the period attributable to the ordinary equity holders of the Group used in calculating diluted loss per share	(150,568)	(5,943)

(d)	Weighted average number of shares used as the denominator

	For the Six Months ended 30 June
	2021	2020
	Number	Number
Weighted average number of ordinary shares used as the denominator in calculating basic loss per share	1,554,937	1,549,116
Adjustments for calculation of diluted loss per share[1]:
Series B preference shares	—	258,363

Weighted average number of ordinary shares and potential ordinary shares used as the denominator in calculating diluted loss per share	1,554,937	1,807,479

[1]	Potential ordinary shares outstanding consist of stock options, warrants, convertible notes and convertible preference shares and are excluded if their effect is anti-dilutive.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

7.	Other (losses)/ gains - net

	For the Six Months ended 30 June
	2021	2020
	$’000	$’000
Loss on disposal of plant and equipment and intangible assets	— *	(181)
Currency translation (loss)/gain	(366)	74
Fair value (loss)/gain on Series B, D1, E and F preference shares	(124,146)	6,032
Fair value loss on contingent consideration	—	(174)

	(124,512)	5,751

*	Less than $1,000

8.	Income taxes

The Group recognised assets and liabilities for tax based on profit for six months ended 30 June 2021 and 2020. Total net liabilities (including current and deferred taxes) amounted approximately to $172,174,000 as at 30 June 2021 and $26,515,000 as at 31 December 2020.

The Group’s deferred tax liabilities arose mainly from fair value adjustments arising in a business combination whereas deferred tax assets are recognised for tax losses and capital allowances carried forward to the extent that the deferred income tax assets are recognised for tax losses and capital allowances carried forward to the extent that realisation of the related tax benefits through future taxable profits is probable. The Group has unrecognised tax losses of $59,749,000 and capital allowance of $31,000 at the balance sheet date which can be carried forward and used to offset against future taxable income subject to meeting certain statutory requirements by those companies with unrecognised tax losses and capital allowances in their respective countries of incorporation. The capital allowances have no expiry date. The tax losses of $59,749,000 will expire between 2021 and 2028.

9.	Intangible assets

Goodwill

Goodwill is allocated to the Group’s cash-generating units (“CGUs”) identified according to countries of operation and business segments.

A segment-level summary of the goodwill allocation is as follows:

	30 June 2021	31 December 2020
	$’000	$’000
Singapore – ePropertyTrack	3,586	3,586
Singapore – Ensign	5,099	5,099
Vietnam – PG Vietnam	114,602	112,413
Malaysia – MyProperty Data Sdn Bhd	2,153	2,179

	125,440	123,277

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

9.	Intangible assets (continued)

Impairment tests for goodwill

Goodwill is tested for impairment annually (as at 31 December) and whenever there is indication that the goodwill may be impaired. The recoverable amounts of the ePropertyTrack, Ensign, PG Vietnam and MyProperty Data CGUs are determined based on value-in-use.

The key assumptions used for the value-in-use calculations for each of the CGUs were disclosed in the annual consolidated financial statements for the year ended 31 December 2020 and 2019. As at 30 June 2021 and 2020, there were no circumstances that indicated that the carrying value of goodwill may be impaired.

10.	Preference shares

	Series B		Series D1		Series E		Series F		Total
	Number of shares	$’000	Number of shares	$’000	Number of shares	$’000	Number of shares	$’000	$’000
At 31 December 2020	258,363	59,412	152,224	48,965	84,705	29,303	210,526	61,801	199,481
Accretion cost on Series B, D1, E and F redeemable preference shares	—	2,625	—	2,143	—	1,429	—	2,834	9,031

At 30 June 2021	258,363	62,037	152,224	51,108	84,705	30,732	210,526	64,635	208,512

Due to the rights of Series B, Series D1, Series E and Series F redeemable convertible preference shareholders to redeem all or any shares at any time after 22 June 2020 (fifth year anniversary of the date of completion of the Series B), Series B redeemable convertible preference shares amounting to $62,037,000, Series D1 redeemable convertible preference shares amounting to $51,108,000, Series E redeemable convertible preference shares amounting to $30,732,000 and Series F redeemable convertible preference shares amounting to $64,635,000 are classified as current liabilities.

During the six months ended 30 June 2021, the Group recognised a fair value loss of $58,184,000, $21,070,000, $9,654,000 and $35,238,000 on the conversion option for Series B, Series D1, Series E and Series F preference shares respectively. The conversion options are classified as derivative financial liabilities. Significant inputs to the valuation of these derivative financial liabilities are disclosed in Note 14(b). The value of the conversion options for Series B, Series D1, Series E and Series F as at 30 June 2021 is $59,124,000 (2020: $940,000), $21,070,000 (2020: $Nil), $9,654,000 (2020: $Nil) and $35,238,000 (2020: $Nil) respectively.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

11.	Convertible notes

(a)	Host instrument

	30 June 2021	31 December 2020
	$’000	$’000
Current
Convertible notes	—	11,471

Non-Current
Convertible notes	—	—

Total	—	11,471

(b)	Embedded equity conversion option

	30 June 2021	31 December 2020
	$’000	$’000
Current
Derivative financial liabilities	—	—

Total	—	—

On 23 December 2020, the Group issued a notice of redemption for the convertible note which was subsequently redeemed on 21 January 2021.

12.	Share capital and treasury shares

	No. of ordinary shares		Amount
	Issued share capital	Treasury shares	Share capital	Treasury shares
			$’000	$’000
At 31 December 2020	1,550,711	—	36,553	—	*
Shares issued	10,086	—	2,455	—

At 30 June 2021	1,560,797	—	39,008	—

*	Less than $1,000

All issued ordinary shares are fully paid. There is no par value for these ordinary shares.

Fully paid ordinary shares carry one vote per share and carry a right to dividends as and when declared by the Company.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

13.	Share and capital reserve

(a)	Share reserve

$’000
At 31 December 2020	11,630
Employee share grant and option schemes:
- Value of employee services	2,448
- Shares issued	(2,183)
- Share options exercised	(15)
Director share grant and options schemes:
- Value of services	108
- Shares issued	(180)

At 30 June 2021	11,808

(b)	Capital reserves

$’000
At 31 December 2020 and 30 June 2021	785

14.	Fair value measurement of financial instruments

This note provides an update on the judgements and estimates made by the Group in determining the fair values of the financial instruments since the last annual financial report.

(a)	Fair value hierarchy

To provide an indication about the reliability of the inputs used in determining fair value, the group classifies its financial instruments into the three levels prescribed under the accounting standards as disclosed in the audited annual consolidated financial statements.

The following table presents the group’s financial liabilities measured and recognised at fair value at 30 June 2021 and 31 December 2020 on a recurring basis:

	Level 1	Level 2	Level 3	Total
	$’000	$’000	$’000	$’000
At 30 June 2021
Liabilities
Derivative financial liabilities (Notes 10)	—	—	125,086	125,086

Total liabilities	—	—	125,086	125,086

At 31 December 2020
Liabilities
Derivative financial liabilities	—	—	940	940

Total liabilities	—	—	940	940

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE UNAUDITED INTERIM CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the six months ended 30 June 2021 and 2020

(in Singapore dollars)

14.	Fair value measurement of financial instruments (continued)

(a)	Fair value hierarchy (continued)

There are no transfers of financial instruments between any levels during the financial period/year ended 30 June 2021 and 31 December 2020.

(b)	Fair value measurements using significant unobservable inputs (Level 3)

The following table presents the changes in Level 3 instruments:

Derivative financial liabilities
$’000
Opening balance at 1 January 2021	940
Fair value adjustment
- profit or loss (Note 7)	124,146

Closing balance at 30 June 2021	125,086

Total losses for the period included in profit or loss for liabilities held at the end of the period	124,146

As of 30 June 2021, there were no changes made to any of the valuation techniques applied as disclosed in the audited annual consolidated financial statements.

15.	Events occurring after the financial period

In addition to the information disclosed in the audited annual consolidated financial statements, there were no further events that require disclosure as of the date of this financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of PropertyGuru Pte. Ltd.

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of PropertyGuru Pte. Ltd. and its subsidiaries (the “Group”) as of 31 December 2020, 31 December 2019 and 1 January 2019, and the related consolidated statements of comprehensive income, changes in shareholders’ deficiency, and cash flows for the years ended 31 December 2020 and 2019, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Group as of 31 December 2020, 31 December 2019 and 1 January 2019, and the results of its operations and its cash flows for the years ended 31 December 2020 and 2019 in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

Basis for Opinion

These consolidated financial statements are the responsibility of the Group’s management. Our responsibility is to express an opinion on the Group’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Group in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Singapore

17 September 2021, except for the change in composition of reportable segments discussed in Note 4 to the consolidated financial statements, as to which the date is 7 December 2021

We have served as the Group’s auditor since 2013.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

	Note	2020	2019
		$’000	$’000
Revenue	5	82,095	88,444
Other income	6	2,801	1,860
Other gains/(losses) – net	7	14,680	(18,391)
Expenses
- Venue costs		(3,769)	(6,597)
- Sales and marketing cost		(17,325)	(14,302)
- Sales commission		(4,927)	(6,549)
- Impairment loss on financial assets		(2,271)	(1,516)
- Depreciation and amortisation		(9,554)	(7,720)
- Impairment of intangible assets		(806)	—
- IT and internet expenses		(5,678)	(4,568)
- Legal and professional		(1,446)	(1,158)
- Legal and professional incurred for IPO		—	(6,227)
- Employee compensation	8	(47,115)	(40,064)
- Directors’ remuneration		(590)	(233)
- Staff cost		(816)	(709)
- Office rental		(74)	(987)
- Finance cost	9	(16,446)	(12,486)
- Other expenses		(2,608)	(3,533)
Total expenses		(113,425)	(106,649)

Loss before income tax		(13,849)	(34,736)
Tax expense	10	(559)	(3,779)

Net loss		(14,408)	(38,515)

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

	Note	2020	2019
		$’000	$’000
Other comprehensive losses:
Items that may be reclassified subsequently to profit or loss:
Currency translation differences arising from consolidation		(711)	(286)
Items that will not be reclassified subsequently to profit or loss:
Actuarial (loss)/gain from post-employment benefits obligation		(54)	7

Other comprehensive loss, net of tax		(765)	(279)

Total comprehensive loss		(15,173)	(38,794)

Loss per share for loss attributable to equity holders of the Group		2020	2019
		$ per share	$ per share
Basic loss per share	11(a)	9.30	25.17
Diluted loss per share	11(b)	13.29	25.17

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

As of 31 December 2020 and 2019 and 1 January 2019

(in Singapore dollars)

		31 December		1 January
	Note	2020	2019	2019
		$’000	$’000	$’000
ASSETS
Current assets
Cash and cash equivalents	12	93,359	24,653	69,397
Trade and other receivables	13(a)	14,140	12,715	9,022

		107,499	37,368	78,419

Non-current assets
Trade and other receivables	13(b)	1,337	1,125	207
Intangible assets	14	140,715	137,463	135,609
Plant and equipment	15	2,619	3,173	2,008
Right-of-use assets	16	16,035	18,846	4,728

		160,706	160,607	142,552

Total assets		268,205	197,975	220,971

LIABILITIES
Current liabilities
Trade and other payables	17	23,563	31,259	26,903
Lease liabilities	16	3,686	3,626	1,646
Deferred revenue	5(b)	34,487	32,065	27,431
Preference shares	18	199,481	98,242	—
Convertible notes	19(a)	11,471	416	32,007
Provision for reinstatement costs	21	21	64	84
Current income tax liabilities	10(b)	5,492	6,749	4,359
Derivative financial liabilities	18 & 19(b)	940	17,304	788

		279,141	189,725	93,218

Non-current liabilities
Trade and other payables	17	41	—	11,247
Lease liabilities	16	13,567	15,924	3,082
Preference shares	18	—	—	88,665
Convertible notes	19(a)	—	10,713	9,721
Deferred income tax liabilities	20	1,615	1,698	1,321
Provision for reinstatement costs	21	356	311	371

		15,579	28,646	114,407

Total liabilities		294,720	218,371	207,625

NET (LIABILITIES)/ASSETS		(26,515)	(20,396)	13,346

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

As of 31 December 2020 and 2019 and 1 January 2019

(in Singapore dollars)

		31 December		1 January
	Note	2020	2019	2019
		$’000	$’000	$’000
SHAREHOLDERS’ DEFICIENCY
Capital and reserves attributable to equity holders of the Group
Share capital	22	36,553	33,886	32,120
Treasury shares	22	—	— *	— *
Preference shares	18	59,339	59,339	59,339
Share reserve	23	11,630	5,898	2,612
Capital reserve	23	785	130	130
Warrants	24	5,742	5,742	5,742
Translation reserve		(2,930)	(2,219)	(1,933)
Accumulated losses		(137,634)	(123,172)	(84,664)

Total shareholders’ (deficiency)/equity		(26,515)	(20,396)	13,346

*	Less than $1,000

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIENCY

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

	Note	Share capital	Treasury shares		Preference shares	Share reserve	Capital reserve	Warrants	Translation reserve	Accumulated losses	Total shareholders’ deficiency
		$’000	$’000		$’000	$’000	$’000	$’000	$’000	$’000	$’000
2020
Beginning of financial year		33,886	—	*	59,339	5,898	130	5,742	(2,219)	(123,172)	(20,396)
Loss for the year		—	—		—	—	—	—	—	(14,408)	(14,408)
Other comprehensive loss for the year		—	—		—	—	—	—	(711)	(54)	(765)

Total comprehensive loss		—	—		—	—	—	—	(711)	(14,462)	(15,173)

Treasury shares reissued	22	—	(655)		—	—	655	—	—	—	—
Employee share grant and option scheme	23	—	—		—	6,660	—	—	—	—	6,660
Directors share grant and option scheme	26	—	—		—	280	—	—	—	—	280
Issuance of shares	22	2,667	655		—	(1,208)	—	—	—	—	2,114

Total transactions with owners, recognised directly in equity		2,667	—		—	5,732	655	—	—	—	9,054

End of financial year		36,553	—		59,339	11,630	785	5,742	(2,930)	(137,634)	(26,515)

*	Less than $1,000

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ DEFICIENCY

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

	Note	Share capital	Treasury shares		Preference shares	Share reserve	Capital reserve	Warrants	Translation reserve	Accumulated losses	Total shareholders’ equity/ (deficiency)
		$’000	$’000		$’000	$’000	$’000	$’000	$’000	$’000	$’000
2019
Beginning of financial year		32,120	—	*	59,339	2,612	130	5,742	(1,933)	(84,664)	13,346
Loss for the year		—	—		—	—	—	—	—	(38,515)	(38,515)
Other comprehensive loss for the year		—	—		—	—	—	—	(286)	7	(279)

Total comprehensive loss		—	—		—	—	—	—	(286)	(38,508)	(38,794)

Purchase of treasury shares	22	—	—	*	—	—	—	—	—	—	— *
Employee share grant and option scheme	23	—	—		—	3,204	—	—	—	—	3,204
Directors share grant and option scheme	26	—	—		—	148	—	—	—	—	148
Issuance of shares	22	1,766	—		—	(66)	—	—	—	—	1,700

Total transactions with owners, recognised directly in equity		1,766	—	*	—	3,286	—	—	—	—	5,052

End of financial year		33,886	—	*	59,339	5,898	130	5,742	(2,219)	(123,172)	(20,396)

*	Less than $1,000

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

	Note	2020	2019
		$’000	$’000
Cash flows from operating activities
Loss for the year		(14,408)	(38,515)
Adjustments for:
- Tax expense		559	3,779
- Employee share grant and option expense		6,660	3,204
- Director share grant and option expense		280	148
- Amortisation and depreciation		9,554	7,720
- Impairment of intangible assets		806	—
- Loss on disposal of plant and equipment and intangible assets		187	198
- Interest income		(477)	(779)
- Finance cost		16,446	12,486
- Impairment loss on financial assets		2,271	1,516
- Unrealised currency translation losses		1,000	1,211
- Fair value (gain)/loss on conversion option of Series B preference shares		(15,051)	15,991
- Fair value loss on contingent consideration		174	705
- Fair value (gain)/loss on convertible notes option		(1,313)	525

		6,688	8,189
Change in working capital, net of effects from acquisition and disposal of subsidiaries
- Trade and other receivables		(3,803)	(6,120)
- Trade and other payables		(1,208)	8,029
- Deferred revenue		2,421	4,054

Cash provided by operations		4,098	14,152
Interest received		471	769
Income tax paid		(1,895)	(975)

Net cash provided by operating activities		2,674	13,946

Cash flows from investing activities
Additions to plant and equipment		(1,337)	(2,898)
Additions of intangible assets		(6,573)	(5,923)
Acquisition of subsidiary, net of cash acquired		(2,385)	—
Payment of contingent consideration from acquisition of business		—	(6,776)
Payment of contingent consideration from acquisition of subsidiary		(12,167)	(5,454)
Proceeds from disposal of plant and equipment		48	—

Net cash used in investing activities		(22,414)	(21,051)

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

	Note	2020	2019
		$’000	$’000
Cash flows from financing activities
Interest paid		(1,259)	(2,372)
Proceeds from loan advance		5,000	—
Principal payment of lease liabilities		(3,807)	(2,061)
Proceeds from issuance of preference shares		86,398	—
Proceeds from issuance of ordinary shares		2,114	1,700
Payment for legal and professional fees incurred for IPO		—	(3,694)
Repayment of convertible notes		—	(31,212)

Net cash provided by/(used in) financing activities		88,446	(37,639)

Net increase/(decrease) in cash and cash equivalents		68,706	(44,744)
Cash and cash equivalents
Beginning of financial year	12	24,653	69,397

End of financial year	12	93,359	24,653

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

Reconciliation of liabilities arising from financing activities:

					Non-cash changes
	Note	1 January	Proceeds from borrowing	Principal and interest payments	Fair value loss	Interest expense	Currency translation differences	Addition during the year	31 December
		$’000	$’000	$’000	$’000	$’000	$’000	$’000	$’000
2020
Preference shares	18	98,242	86,398	—	—	14,841	—	—	199,481
Convertible notes	19	11,129	—	(438)	—	780	—	—	11,471
Lease liabilities	16	19,550	—	(4,534)	—	727	(68)	1,578	17,253
Loan advance	17	—	5,000	—	—	—	—	—	5,000

2019
Preference shares	18	88,665	—	—	—	9,577	—	—	98,242
Convertible notes	19	41,728	—	(32,881)	76	2,206	—	—	11,129
Lease liabilities	16	4,728	—	(2,659)	—	598	—	16,883	19,550

The accompanying notes form an integral part of these financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

These notes form an integral part of and should be read in conjunction with the accompanying financial statements.

1.	General information

PropertyGuru Pte. Ltd. is incorporated and domiciled in Singapore. The address of its registered office is 1 Paya Lebar Link #12-01/04, Paya Lebar Quarter 1, Singapore 408533.

PropertyGuru Pte. Ltd and its subsidiaries (the “Group”) is in the business of advertising, real estate marketing, business management and consultancy services.

2.	Significant accounting policies

2.1	Basis of preparation

These financial statements have been prepared in accordance with International Financial Reporting Standards (IFRS) as issued by the International Accounting Standards Board (IASB). The financial statements have been prepared under the historical cost convention, except as disclosed in the accounting policies below.

The preparation of financial statements in conformity with IFRS requires management to exercise its judgement in the process of applying the Group’s accounting policies. It also requires the use of certain critical accounting estimates and assumptions. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the financial statements are disclosed in Note 3.

2.2	Adoption of IFRS

The Group has adopted IFRS on 1 January 2020. These financial statements for the year ended 31 December 2020 are the first set of financial statements the Group prepared in accordance with IFRS. The Group’s previously issued financial statements for periods up to and including the financial year ended 31 December 2020 were prepared in accordance with Singapore Financial Reporting Standards (SFRS).

In adopting IFRS on 1 January 2020, the Group is required to apply all of the specific transition requirements in IFRS 1 First-time Adoption of IFRS. The Group’s opening balance sheet has been prepared as of 1 January 2019, which is the Group’s date of transition to IFRS (“date of transition”).

Under IFRS 1, these financial statements are required to be prepared using accounting policies that comply with IFRS effective as of 31 December 2020 subject to mandatory exceptions and optional exemptions under IFRS 1. The application of the mandatory exceptions and the optional exemptions in IFRS 1 did not have any material impact on the financial statements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.2	Adoption of IFRS (continued)

(a)	Reconciliation of the Group’s equity reported in accordance with SFRS to IFRS

	Reported under SFRS	Adjustments	Note	Reported under IFRS
	$’000	$’000		$’000
As of 1 January 2019
Non-current liabilities
Preference shares	106,382	(17,717)	(i)	88,665
Net (liabilities)/assets	(4,371)	17,717		13,346

Shareholders’ deficiency
Accumulated losses	(92,381)	7,717	(i)	(84,664)
Preference shares	49,339	10,000	(i)	59,339
Total shareholders’ (deficiency)/equity	(4,371)	17,717		13,346

As of 31 December 2019
Non-current liabilities
Preference shares	18,963	(18,963)	(i)	—
Net liabilities	(39,359)	18,963		(20,396)

Shareholders’ deficiency
Accumulated losses	(132,135)	8,963	(i)	(123,172)
Preference shares	49,339	10,000	(i)	59,339
Total shareholders’ deficiency	(39,359)	18,963		(20,396)

As of 31 December 2020
Non-current assets
Intangible assets	141,396	(681)	(ii)	140,715

Non-current liabilities
Trade and other payables	694	(653)	(ii)	41
Preference shares	16,367	(16,367)	(i)	—
Net liabilities	(42,854)	16,339		(26,515)

Shareholders’ deficiency
Accumulated losses	(143,971)	6,337	(i),(ii)	(137,634)
Preference shares	49,339	10,000	(i)	59,339
Translation reserve	(2,932)	2	(ii)	(2,930)
Total shareholders’ deficiency	(42,854)	16,339		(26,515)

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.2	Adoption of IFRS (continued)

(b)	Reconciliation of the Group’s total comprehensive income reported in accordance with SFRS to IFRS

	Reported under SFRS	Adjustments	Note	Reported under IFRS
	$’000	$’000		$’000
For the financial year ended 31 December 2019
Other gains/(losses) – net	(19,637)	1,246	(i)	(18,391)
Total comprehensive loss	(40,040)	1,246		(38,794)

For the financial year ended 31 December 2020
Other gains/(losses) – net	17,264	(2,584)	(i),(ii)	14,680
Employee compensation	(47,073)	(42)	(ii)	(47,115)
Currency translation differences arising from consolidation	(713)	2	(ii)	(711)
Total comprehensive loss	(12,549)	(2,624)		(15,173)

(i)

On 23 January 2017, the Group issued 70,303 Series C preference shares to its investors. The Group had historically accounted for the Series C preference shares as financial liabilities at fair value through profit or loss, with its subsequent fair value remeasured at each reporting date. This classification arose from the fact that the Series C preference shares can be converted into ordinary shares of the Group at the holder’s option at a conversion ratio. The conversion ratio is subject to adjustments if the Group issues any securities, with certain exceptions, at a price lower than the subscription price of the Series C preference shares. The application of the requirements of IAS 32 Financial Instruments: Presentation to such instruments has evolved, in particular around the importance granted to the fact that the issuance of new shares is within the control of the entity. In the context of the adoption of IFRS, the Group has changed in accounting policy for such instruments and it was determined that the Series C preference shares are to be accounted for as equity instruments. The impact of this change in policy is to reclassify the Series C preference shares from liabilities to equity on the consolidated balance sheets and the Series C preference shares are recorded at proceeds received. Changes in the measurement of Series C preference share’s fair value previously recognised in the consolidated statements of comprehensive income are reversed from the consolidated statements of comprehensive income and accumulated losses accordingly.

(ii)

On 8 December 2020, the Group acquired 100% equity interest of MyProperty Data Sdn Bhd. The Group had accounted for a contingent consideration that is contingent on the continuous employment of an employee. Upon further evaluation, the Group determined that the contingent consideration should have been recorded as employee compensation in 2020. Accordingly, the Group is adjusting herein its consolidated financial statements and the related disclosures for the financial year ended 31 December 2020.

(c)	There were no material adjustments to the Group’s consolidated statements of cash flows for the years ended 31 December 2019 and 2020 arising from the transition from SFRS to IFRS.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.2	Adoption of IFRS (continued)

Early adoption of amendment to IFRS 16 Covid-19-Related Rent Concessions

As part of the adoption of IFRS on January 1, 2020, the Group has elected to early adopt the amendments to IFRS 16 which introduced a practical expedient for a lessee to elect not to assess whether a rent concession is a lease modification, if all the following conditions are met:

(a)	the change in lease payments results in revised consideration for the lease that is substantially the same as, or less than, the consideration for the lease immediately preceding the change;

(b)	any reduction in lease payments affects only payments originally due on or before 30 June 2021; and

(c)	there is no substantive change to other terms and conditions of the lease.

The Group has elected to apply this practical expedient to all property leases. As a result of applying the practical expedient, rent concessions of $71,000 (Note 6) was recognised as negative variable lease payments under other income in the consolidated statements of comprehensive income during the year ended 31 December 2020.

2.3	Going concern

The Group incurred a net loss of $14,408,000 (2019: $38,515,000) during the financial year ended 31 December 2020 and, as of that date, the Group’s total liabilities exceeded its total assets by $26,515,000 (2019: $20,396,000). The following matters have been considered by the directors in determining the appropriateness of the going concern basis of preparation in the financial statements:

(a)

A cash flow forecast prepared by management has indicated that the Group will have sufficient cash flows to be able to meet its current debts when they are due. The Group continues to be operating cashflow positive and has generated operating cash flows of $2,674,000 (2019: $13,946,000).

(b)

The Group has a net current asset position of $63,266,000 at the balance sheet date after excluding the non-cash current liabilities comprising deferred revenue of $34,487,000, derivative financial liabilities of $940,000 as well as the Series B, Series D1, Series E and Series F preference shares amounting to $199,481,000. Subsequent to year end, the preference shareholders exercised their right to convert all outstanding preference shares, including the Series B, Series D1, Series E and Series F preference shares, into ordinary shares of the Group (Note 28).

(c)	The Group had raised an additional $16,000,000 through a facility agreement with various lenders subsequent to year end (Note 28).

Taking into consideration the above factors, the directors believe that the Group will be able to continue as a going concern, and, accordingly, the financial statements have been prepared on a going concern basis.

2.4	Revenue recognition

The Group generates revenue from Agents, primarily on an individual subscription basis, and from Developers, predominantly from display advertising and content marketing. Other than Vietnam, the Group primarily generates Agent revenue on a subscription basis, whereby Agents typically pay upfront fees for an annual subscription. The agents can select between one of three/four annual subscription packages, with

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.4	Revenue recognition (continued)

each subscription package providing a different number of concurrent listings and discretionary credits. Higher tier subscription packages offer access to more features including comparable listing insights, monthly advertising and floor plan credits. Agents can use discretionary credits to list properties and can purchase optional premium products and add-ons to increase the prominence of their current listings on our digital property classifieds marketplaces. Agents can purchase additional discretionary credits to supplement those included in their subscription package, or they can purchase certain features directly on a cash basis. In Vietnam, the Group offers a pay-as-you-go model, whereby Agents pay for each individual property listing and additional features as required. This model is specific to and effective in the Vietnamese market, where there is a large proportion of Agents that are part-time or casual, and therefore their ability to finance and/or desire to lock into annual subscriptions is currently limited.

The Group’s main source of revenue from Developers consists of online advertising revenue, with fees based on the duration as well as the prominence of advertising. Developer revenue also includes revenue generated from organising annual property awards ceremonies in various countries as part of our Awards business and from hosting industry events at which Developers can buy booths to promote their businesses and recent property developments.

The Group generates fintech and data revenue from financial institutions, insurance providers and property valuers through services on loan referral, insurance referral and data solutions. The Group provides loan and insurance referral services to property buyers from an array of loan and insurance products from various financial institutions and insurance providers respectively and earns referral fees from these parties. Fintech and data revenue also include revenue generated from collecting, aggregating and analysing property market data and providing technology solution in the property market field.

The Group recognises revenue based on the principles of IFRS 15 Revenue from Contracts with Customers. All performance obligations and its transaction price within the contract can be separately identified. Revenue is recognised when each performance obligation is satisfied. For performance obligations satisfied over time, the Group selects an appropriate measure of progress to determine how much revenue is recognised as the performance obligation is satisfied.

(a)	Membership and advertising income

(i)	Revenue from membership subscription is recognised on a straight-line basis over the contract period.

(ii)	Revenue from advertising is recognised over the period which the advertisements are placed or as the advertisements are displayed depending on type of advertisement.

(iii)	Revenue from agent discretionary consist of

•	credits granted to customers to boost their listings on the Group’s website. Revenue is recognised when the credit is utilised.

•	featured listing by providing advertising services over a contracted period. Revenue is recognised on a straight-line basis over the contract period.

The customers are invoiced at the start of the service period.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.4	Revenue recognition (continued)

(b)	Events income

Revenue from events is recognised on the date that the event takes place. The customers may be invoiced upfront.

(c)	Software income

Revenue from software is recognised

(i)	on the date of actual delivery for delivery of software platform and

(ii)	straight-line basis over maintenance period.

The developers are invoiced at the start of the service period.

(d)	Fintech and data

(i)	Loan and insurance referral income is recognised at a point of time upon successful loan approval by financial institutions and upon successful insurance policy inception to the property buyers.

The financial institutions and insurance providers are invoiced upon loan approval and insurance policy inception.

(ii)	Data solution income is recognised over the service period.

The customers are invoiced upon service rendered for data solutions.

All contract liabilities for consideration received for unsatisfied performance obligations is classified and presented on the consolidated balance sheets as deferred revenue.

2.5	Government grants

Grants from the government are recognised as a receivable at their fair value when there is reasonable assurance that the grant will be received and the Group will comply with all the attached conditions.

Government grants receivable are recognised as income over the periods necessary to match them with the related costs which they are intended to compensate, on a systematic basis. Government grants relating to expenses are shown separately as other income.

Government grants relating to assets are deducted against the carrying amount of the assets.

2.6	Group accounting

(a)	Subsidiaries

(i)	Consolidation

Subsidiaries are all entities (including structured entities) over which the Group has control. The Group controls an entity when the Group is exposed to, or has rights to, variable returns from its involvement with the entity and has the ability to affect those returns through its power over the entity. Subsidiaries are fully consolidated from the date on which control is transferred to the Group. They are deconsolidated from the date on that control ceases.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.6	Group accounting (continued)

(a)	Subsidiaries (continued)

In preparing the consolidated financial statements, transactions, balances and unrealised gains on transactions between group entities are eliminated. Unrealised losses are also eliminated but are considered an impairment indicator of the asset transferred. Accounting policies of subsidiaries have been changed where necessary to ensure consistency with the policies adopted by the Group.

Non-controlling interests comprise the portion of a subsidiary’s net results of operations and its net assets, which is attributable to the interests that are not owned directly or indirectly by the equity holders of the Group. They are shown separately in the consolidated statements of comprehensive income, consolidated statements of changes in shareholders’ deficiency, and consolidated balance sheets. Total comprehensive income is attributed to the non-controlling interests based on their respective interests in a subsidiary, even if this results in the non-controlling interests having a deficit balance.

(ii)	Acquisitions

The acquisition method of accounting is used to account for business combinations entered into by the Group.

The consideration transferred for the acquisition of a subsidiary or business comprises the fair value of the assets transferred, the liabilities incurred and the equity interests issued by the Group. The consideration transferred also includes any contingent consideration arrangement and any pre-existing equity interest in the subsidiary measured at their fair value at the acquisition date.

Acquisition-related costs are expensed as incurred.

Identifiable assets acquired and liabilities and contingent liabilities assumed in a business combination are, with limited exceptions, measured initially at their fair values at the acquisition date.

On an acquisition-by-acquisition basis, the Group recognises any non-controlling interest in the acquiree at the date of acquisition either at fair value or at the non-controlling interest’s proportionate share of the acquiree’s identifiable net assets.

The excess of (i) the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over the (ii) fair value of the identifiable net assets acquired is recorded as goodwill. Please refer to the paragraph “Intangible assets – Goodwill” for the subsequent accounting policy on goodwill.

(iii)	Disposals

When a change in the Group’s ownership interest in a subsidiary results in a loss of control over the subsidiary, the assets and liabilities of the subsidiary including any goodwill are derecognised. Amounts previously recognised in the consolidated statements of comprehensive income within “other comprehensive income” in respect of that entity are also reclassified to the consolidated statements of comprehensive income or transferred directly to retained earnings if required by a specific Standard.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.6	Group accounting (continued)

(a)	Subsidiaries (continued)

Any retained equity interest in the entity is remeasured at fair value. The difference between the carrying amount of the retained interest at the date when control is lost and its fair value is recognised in the consolidated statements of comprehensive income.

2.7	Plant and equipment

(a)	Measurement

(i)	Plant and equipment

Plant and equipment are initially recognised at cost and subsequently carried at cost less accumulated depreciation and accumulated impairment losses.

(ii)	Components of costs

The cost of an item of plant and equipment initially recognised includes its purchase price and any cost that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management. Dismantlement, removal or restoration costs are included as part of the cost of plant and equipment if the obligation for dismantlement, removal or restoration is incurred as a consequence of acquiring or using the asset.

(b)	Depreciation

Depreciation is calculated using the straight-line method to allocate their depreciable amounts over their estimated useful lives as follows:

Useful lives
Leasehold improvements	3 years
Computers	3 years
Furniture, equipment and motor vehicle	3 years

The residual values, estimated useful lives and depreciation method of plant and equipment are reviewed, and adjusted as appropriate, at each balance sheet date. The effects of any revision are recognised in the consolidated statements of comprehensive income when the changes arise.

(c)	Subsequent expenditure

Subsequent expenditure relating to plant and equipment that has already been recognised is added to the carrying amount of the asset only when it is probable that future economic benefits associated with the item will flow to the entity and the cost of the item can be measured reliably. All other repair and maintenance expenses are recognised in the consolidated statements of comprehensive income when incurred.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.7	Plant and equipment (continued)

(d)	Disposal

On disposal of an item of plant and equipment, the difference between the disposal proceeds and its carrying amount is recognised in the consolidated statements of comprehensive income within “other losses – net”.

2.8	Intangible assets

(a)	Goodwill

Goodwill on acquisitions of subsidiaries and businesses represents the excess of (i) the sum of the consideration transferred, the amount of any non-controlling interest in the acquiree and the acquisition-date fair value of any previous equity interest in the acquiree over (ii) the fair value of the identifiable net assets acquired. Goodwill on subsidiaries is recognised separately as intangible assets and carried at cost less accumulated impairment losses.

Gains and losses on the disposal of subsidiaries include the carrying amount of goodwill relating to the entity sold.

(b)	Acquired trademarks, brands and domain names

Brands are the name, term, design, symbol, or any other feature that identifies one seller’s good or service as distinct from those of other sellers. Domain names are a string of letters, numbers, and hyphens that is used to define the location of a website. Trademarks are the legal right to exclusively use a symbol, name, phrase or logo.

(i)	With definite useful life

Trademarks, brands and domain names acquired are initially recognised at cost and are subsequently carried at cost less accumulated amortisation and accumulated impairment loss. The costs are amortised to the consolidated statements of comprehensive income using the straight-line method over 5 to 10 years, which is the shorter of their estimated useful lives or contractual rights.

(ii)	With indefinite useful life

Certain brands and domain names are not amortised due to their indefinite useful lives, but is reviewed for impairment annually. For the purpose of impairment testing, brands and domain names are allocated to each of the cash-generating units expected to benefit from the synergies of the businesses within the Group. If the recoverable amount of the cash-generating unit is less than its carrying amount, the impairment loss is allocated to reduce the carrying amount of brands and domain names.

(c)	Acquired computer software

Acquired computer software are initially capitalised at cost which includes the purchase prices (net of any discounts and rebates) and other directly attributable costs of preparing the asset for its intended

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.8	Intangible assets (continued)

(c)	Acquired computer software (continued)

use. Direct expenditures including employee costs, which enhance or extend the performance of computer software beyond its specifications and which can be reliably measured, are added to the original cost of the software. Costs associated with maintaining the computer software are expensed off when incurred.

Computer software are subsequently carried at cost less accumulated amortisation and accumulated impairment losses. These costs are amortised to the consolidated statements of comprehensive income using the straight-line method over their estimated useful lives of 3 to 5 years.

(d)	Property data

Property data consist of purchase of property transaction data and auction data. Property data is initially capitalised at cost and subsequently carried at cost less accumulated amortisation and accumulated impairment losses. These costs are amortised to the consolidated statements of comprehensive income using the straight-line method over their estimated useful lives of 3 years.

The amortisation period and amortisation method of intangible assets other than goodwill are reviewed at least at each balance sheet date. The effects of any revision are recognised in the consolidated statements of comprehensive income when the changes arise.

(e)	Development cost under construction and internally developed computer software

Development costs mainly relate to developed computer software programmes. Such computer software programmes that do not form an integral part of other related hardware is treated as an intangible asset. Development costs that are directly associated with development and acquisition of computer software programmes by the Group are capitalised as intangible assets when the following criteria are met:

•	it is technically feasible to complete the computer software programme so that it will be available for use;

•	management intends to complete the computer software programme and use or sell it;

•	there is an ability to use or sell the computer software programme;

•	it can be demonstrated how the computer software programme will generate probable future economic benefits;

•	adequate technical, financial and other resources to complete the development and to use or sell the computer software programme are available; and

•	the expenditure attributable to the computer software programme during its development can be reliably measured.

Direct costs include salaries and benefits for employees on engineering and technical teams who are responsible for building new products as well as improving existing products. Costs associated with maintaining computer software programmes are recognised as an expense when incurred.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.8	Intangible assets (continued)

(e)	Development cost under construction and internally developed computer software (continued)

Expenditure that enhances or extends the performance of computer software programmes beyond their original specifications and which can be reliably measured is added to the original cost of the software. Costs associated with maintaining computer software programmes are recognised as an expense when incurred.

Completed development costs under construction are reclassified to internally developed computer software. These internally developed computer software are subsequently carried at cost less accumulated amortisation and accumulated impairment losses. These costs are amortised to the consolidated statements of comprehensive income using a straight line method over their estimated useful lives of three years. Development cost under construction is not amortised.

2.9	Impairment of non-financial assets

(a)	Goodwill

Goodwill recognised separately as an intangible asset is tested for impairment annually and whenever there is indication that the goodwill may be impaired.

For the purpose of impairment testing of goodwill, goodwill is allocated to each of the Group’s cash-generating-units (“CGU”) expected to benefit from synergies arising from the business combination.

An impairment loss is recognised when the carrying amount of a CGU, including the goodwill, exceeds the recoverable amount of the CGU. The recoverable amount of a CGU is the higher of the CGU’s fair value less cost to sell and value-in-use.

The total impairment loss of a CGU is allocated first to reduce the carrying amount of goodwill allocated to the CGU and then to the other assets of the CGU pro-rata on the basis of the carrying amount of each asset in the CGU.

An impairment loss on goodwill is recognised as an expense and is not reversed in a subsequent period.

(b)	Intangible assets

Plant and equipment

Right-of-use assets

Intangible assets, with indefinite useful lives, are tested for impairment annually and whenever there is indication that these intangible assets may be impaired. Intangible assets with finite useful lives, plant and equipment and right-of-use assets are tested for impairment whenever there is any objective evidence or indication that these assets may be impaired.

For the purpose of impairment testing, the recoverable amount (i.e. the higher of the fair value less cost to sell and the value-in-use) is determined on an individual asset basis unless the asset does not generate cash inflows that are largely independent of those from other assets. If this is the case, the recoverable amount is determined for the CGU to which the asset belongs.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.9	Impairment of non-financial assets (continued)

(b)	Intangible assets (continued)

If the recoverable amount of the asset (or CGU) is estimated to be less than its carrying amount, the carrying amount of the asset (or CGU) is reduced to its recoverable amount.

The difference between the carrying amount and recoverable amount is recognised as an impairment loss in the consolidated statements of comprehensive income, unless the asset is carried at revalued amount, in which case, such impairment loss is treated as a revaluation decrease.

An impairment loss for an asset other than goodwill is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognised. The carrying amount of this asset is increased to its revised recoverable amount, provided that this amount does not exceed the carrying amount that would have been determined (net of any accumulated amortisation or depreciation) had no impairment loss been recognised for the asset in prior years.

A reversal of impairment loss for an asset other than goodwill is recognised in the consolidated statements of comprehensive income.

2.10	Financial assets

(a)	Classification and measurement

The Group classifies its financial assets as being measured at amortised cost.

The classification depends on the Group’s business model for managing the financial assets as well as the contractual terms of the cash flows of the financial asset.

Financial assets with embedded derivatives are considered in their entirety when determining whether their cash flows are solely payment of principal and interest.

The Group reclassifies debt instruments when and only when its business model for managing those assets changes.

(i)	At initial recognition

At initial recognition, the Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial assets. Transaction costs of financial assets carried at fair value through profit or loss are expensed in the consolidated statements of comprehensive income.

(ii)	At subsequent measurement

Debt instruments

Debt instruments mainly comprise of cash and cash equivalents and trade and other receivables.

The Group’s debt instruments are subsequently measured at amortised cost based on the Group’s business model for managing the asset and the cash flow characteristics of the assets. Debt

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.10	Financial assets (continued)

(a)	Classification and measurement (continued)

instruments are subsequently measured at amortised cost when they are held for collection of contractual cash flows where those cash flows represent solely payments of principal and interest. A gain or loss on a debt instrument that is subsequently measured at amortised cost and is not part of a hedging relationship is recognised in the consolidated statements of comprehensive income when the asset is derecognised or impaired. Interest income from these financial assets is included in interest income using the effective interest method.

(b)	Impairment

The Group assesses on a forward looking basis the expected credit loss (“ECL”) associated with its debt instruments carried at amortised cost. The impairment methodology applied depends on whether there has been a significant increase in credit risk.

For trade receivables, the Group applies the simplified approach permitted by the IFRS 9, which requires expected lifetime losses to be recognised from initial recognition of the receivables.

(c)	Recognition and derecognition

Financial assets are derecognised when the rights to receive cash flows from the financial assets have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership.

On disposal of a debt instrument, the difference between the carrying amount and the sale proceeds is recognised in the consolidated statements of comprehensive income. Any amount previously recognised in the consolidated statements of comprehensive income within “other comprehensive income” relating to that asset is reclassified to the consolidated statements of comprehensive income.

2.11	Borrowings

Borrowings are presented as current liabilities unless the Group has an unconditional right to defer settlement for at least 12 months after the balance sheet date, in which case they are presented as non-current liabilities.

(a)	Borrowings

Borrowings are initially recognised at fair value (net of transaction costs) and subsequently carried at amortised cost. Any difference between the proceeds (net of transaction costs) and the redemption value is recognised in the consolidated statements of comprehensive income over the period of the borrowings using the effective interest method.

(b)	Preference shares

Preference shares which are mandatorily redeemable on a specific date are classified as liabilities. These preference shares are initially recognised at fair value and subsequently at amortised cost. The dividends on these preference shares are recognised as finance expenses.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.11	Borrowings (continued)

(c)	Convertible notes

On issuance of convertible notes, the proceeds are allocated between the embedded equity conversion option and the liability component. The conversion features meet the definition of a derivative liability instrument as the conversion rate is variable and therefore does not meet the “fixed-for-fixed” criteria. As a result, the conversion features of the notes are recorded as a derivative liability at fair value. The liability component is recognised as the difference between total proceeds and the fair value of the equity conversion option.

The equity conversion option is subsequently carried at its fair value with fair value changes recognised in the consolidated statements of comprehensive income. The liability component is carried at amortised cost until the liability is extinguished on conversion or redemption.

When an equity conversion option is exercised, the carrying amounts of the liability component and the equity conversion option are derecognised with a corresponding recognition of share capital.

2.12	Derivative financial instruments

A derivative financial instrument is initially recognised at its fair value on the date the contract is entered into and is subsequently carried at its fair value. Changes in its fair value are recognised in the consolidated statements of comprehensive income.

2.13	Trade and other payables

Trade and other payables represent liabilities for goods and services provided to the group prior to the end of financial year which are unpaid. They are classified as current liabilities if payment is due within one year or less (or in the normal operating cycle of the business if longer). Otherwise, they are presented as non-current liabilities.

Trade and other payables are initially recognised at fair value, and subsequently carried at amortised cost using the effective interest method.

2.14	Fair value estimation of financial assets and liabilities

The fair values of financial instruments that are not traded in an active market are determined by using valuation techniques. The Group uses a variety of methods and makes assumptions based on market conditions that are existing at each balance sheet date. Where appropriate, quoted market prices or dealer quotes for similar instruments are used. Valuation techniques, such as discounted cash flow analysis, are also used to determine the fair values of the financial instruments (Note 25 (e)).

The fair values of current financial assets and liabilities carried at amortised cost approximate their carrying amounts.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.15	Leases

When the Group is the lessee:

At the inception of the contract, the Group assesses if the contract contains a lease. A contract contains a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. Reassessment is only required when the terms and conditions of the contract are changed.

•	Right-of-use assets

The Group recognised a right-of-use asset and lease liability at the date which the underlying asset is available for use. Right-of-use assets are measured at cost which comprises the initial measurement of lease liabilities adjusted for any lease payments made at or before the commencement date and lease incentive received. Any initial direct costs that would not have been incurred if the lease had not been obtained are added to the carrying amount of the right-of-use assets.

The right-of-use asset is subsequently depreciated using the straight-line method from the commencement date to the earlier of the end of the useful life of the right-of-use asset or the end of the lease term.

•	Lease liabilities

The initial measurement of lease liability is measured at the present value of the lease payments discounted using the implicit rate in the lease, if the rate can be readily determined. If that rate cannot be readily determined, the Group shall use its incremental borrowing rate.

Lease payments include the following:

•	Fixed payment (including in-substance fixed payments), less any lease incentives receivables;

•	Payment of penalties for terminating the lease, if the lease term reflects the Group exercising that option.

The Group has elected to not separate lease and non-lease components for its leases and account for these as one single lease component.

The lease liability is measured by increasing the carrying amount that produces a constant periodic rate of interest on the remaining balances with the amount of the lease liabilities and reducing it by lease payments made. Lease liability shall be remeasured when:

•	There is a change in future lease payments arising from changes in an index or rate;

•	There is a change in the Group’s assessment of whether it will exercise an extension option; or

•	There are modifications in the scope or the consideration of the lease that was not part of the original term.

Lease liability is remeasured with a corresponding adjustment to the right-of-use asset, or is recorded in the consolidated statements of comprehensive income if the carrying amount of the right-of-use asset has been reduced to zero.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.15	Leases (continued)

•	Short-term and low-value leases

The Group has elected to not recognise right-of-use assets and lease liabilities for short-term leases that have lease terms of 12 months or less and leases of low value leases. Lease payments relating to these leases are expensed to the consolidated statements of comprehensive income on a straight-line basis over the lease term.

2.16	Income taxes

Current income tax for current and prior periods is recognised at the amount expected to be paid to or recovered from the tax authorities, using the tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date. Management periodically evaluates positions taken in tax returns with respect to situations in which applicable tax regulation is subject to interpretation. It establishes provisions, where appropriate, on the basis of amounts expected to be paid to the tax authorities.

Deferred income tax is recognised for all temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements except when the deferred income tax arises from the initial recognition of goodwill or an asset or liability in a transaction that is not a business combination and affects neither accounting nor taxable profit or loss at the time of the transaction.

A deferred income tax liability is recognised on temporary differences arising on investments in subsidiaries except where the Group is able to control the timing of the reversal of the temporary difference and it is probable that the temporary difference will not reverse in the foreseeable future.

A deferred income tax asset is recognised to the extent that it is probable that future taxable profit will be available against which the deductible temporary differences and tax losses can be utilised.

Deferred income tax is measured:

(i)

at the tax rates that are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted by the balance sheet date; and

(ii)	based on the tax consequence that will follow from the manner in which the Group expects, at the balance sheet date, to recover or settle the carrying amounts of its assets and liabilities.

Current and deferred income taxes are recognised as income or expense in the consolidated statements of comprehensive income, except to the extent that the tax arises from a business combination or a transaction which is recognised directly in equity. Deferred tax arising from a business combination is adjusted against goodwill on acquisition.

The Group accounts for investment tax credits (for example, productivity and innovative credit) similar to accounting for other tax credits where deferred tax asset is recognised for unused tax credits to the extent that it is probable that future taxable profit will be available against which the unused tax credit can be utilised.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.17	Provisions

Provisions are recognised when the Group has a present legal or constructive obligation as a result of past events, it is more likely than not that an outflow of resources will be required to settle the obligation and the amount has been reliably estimated.

Changes in the estimated timing or amount of expenditure or discount rate are recognised in the consolidated statements of comprehensive income when the changes arise.

2.18	Provision for reinstatement cost

Provision for reinstatement cost relates to the cost of dismantling and removing assets and restoring the premises to its original condition as stipulated in the lease agreements.

2.19	Employee compensation

Employee benefits are recognised as an expense, unless the cost qualifies to be capitalised as an asset.

(a)	Defined contribution plans

Defined contribution plans are post-employment benefit plans under which the Group pays fixed contributions into separate entities on a mandatory, contractual or voluntary basis. The Group has no further payment obligations once the contributions have been paid.

(b)	Share-based compensation

The Group operates several equity-settled, share-based compensation plans. The value of the employee services received in exchange for the grant of shares and options is recognised as an expense with a corresponding increase in the share reserve over the vesting period. The total amount to be recognised over the vesting period is determined by reference to the fair value of the shares and options granted on grant date. Non-market vesting conditions are included in the estimation of the number of shares under options that are expected to become exercisable on the vesting date. At each balance sheet date, the Group revises its estimates of the number of shares and shares and options that are expected to vest or become exercisable on the vesting date and recognises the impact of the revision of the estimates in the consolidated statements of comprehensive income, with a corresponding adjustment to the share reserve over the remaining vesting period.

When the options are exercised, the proceeds received (net of transaction costs) and the vested balance previously recognised in the share reserve are credited to share capital account, when new ordinary shares are issued, or to the “treasury shares” account, when treasury shares are re-issued to the employees.

(c)	Defined benefit plans

Defined benefit plans are post-employment benefit pension plans other than defined contribution plans. Defined benefit plans typically define the amount of benefit that an employee will receive on or after retirement, usually dependent on one or more factors such as age, years of service and compensation.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.19	Employee compensation (continued)

(c)	Defined benefit plans (continued)

The liability recognised in the consolidated balance sheets in respect of a defined benefit pension plan is the present value of the defined benefit obligation at the reporting date less the fair value of plan assets. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using market yields of high quality corporate bonds that are denominated in the currency in which the benefits will be paid, and have tenures approximating to that of the related post-employment benefit obligations.

Actuarial gains and losses arising from experience adjustments and changes in actuarial assumptions are charged or credited to the consolidated statements of comprehensive income within “other comprehensive income” in the period when they arise. The experience adjustments are not to be reclassified to the consolidated statements of comprehensive income in a subsequent period.

Past service costs are recognised immediately in the consolidated statements of comprehensive income.

2.20	Currency translation

(a)	Functional and presentation currency

Items included in the financial statements of each entity in the Group are measured using the currency of the primary economic environment in which the entity operates (“functional currency”). The financial statements are presented in Singapore Dollars, which is the functional currency of the parent company.

(b)	Transactions and balances

Transactions in a currency other than the functional currency (“foreign currency”) are translated into the functional currency using the exchange rates at the dates of the transactions. Currency translation differences resulting from the settlement of such transactions and from the translation of monetary assets and liabilities denominated in foreign currencies at the closing rates at the balance sheet date are recognised in the consolidated statements of comprehensive income. However, in the consolidated financial statements, currency translation differences arising from borrowings in foreign currencies and other currency instruments designated and qualifying as net investment hedges and net investment in foreign operations, are recognised in the consolidated statements of comprehensive income within “other comprehensive income” and accumulated in the currency translation reserve.

When a foreign operation is disposed of a proportionate share of the accumulated currency translation differences is reclassified to the consolidated statements of comprehensive income, as part of the gain or loss on disposal.

Foreign exchange gains and losses that relate to borrowings are presented in the consolidated statements of comprehensive income within “finance cost”. All other foreign exchange gains and losses impacting profit or loss are presented in the consolidated statements of comprehensive income within “other losses – net”.

Non-monetary items measured at fair values in foreign currencies are translated using the exchange rates at the date when the fair values are determined.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.20	Currency translation (continued)

(c)	Translation of Group entities’ financial statements

The results and financial position of all the Group entities (none of which has the currency of a hyperinflationary economy) that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

(i)	assets and liabilities are translated at the closing exchange rates at the reporting date;

(ii)

income and expenses are translated at average exchange rates (unless the average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated using the exchange rates at the dates of the transactions); and

(iii)

all resulting currency translation differences are recognised in the consolidated statements of comprehensive income within “other comprehensive income” and accumulated in the currency translation reserve. These currency translation differences are reclassified to the consolidated statements of comprehensive income on disposal or partial disposal with loss of control of the foreign operation.

Goodwill and fair value adjustments arising on the acquisition of foreign operations are treated as assets and liabilities of the foreign operations and translated at the closing rates at the reporting date.

2.21	Cash and cash equivalents

For the purpose of presentation in the consolidated statements of cash flows, cash is cash on hand and demand deposits. Cash equivalents are short-term, highly liquid investments that are readily convertible to known amounts of cash and which are subject to insignificant risk of changes in value.

2.22	Share capital and treasury shares

Ordinary shares are classified as equity. Incremental costs directly attributable to the issuance of new ordinary shares are deducted against the share capital account.

When any entity within the Group purchases the Group’s ordinary shares (“treasury shares”), the carrying amount which includes the consideration paid and any directly attributable transaction cost is presented as a component within equity attributable to the Group’s equity holders, until they are cancelled, sold or reissued.

When treasury shares are subsequently cancelled, the cost of treasury shares are deducted against the share capital account if the shares are purchased out of capital of the Group, or against the retained profits of the Group if the shares are purchased out of earnings of the Group.

When treasury shares are subsequently sold or reissued pursuant to an employee share option scheme, the cost of treasury shares is reversed from the treasury share account and the realised gain or loss on sale or reissue, net of any directly attributable incremental transaction costs and related income tax, is recognised in capital reserve.

Non-redeemable preference shares are classified as equity.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

2.	Significant accounting policies (continued)

2.23	Warrants

The Group accounts for its warrants as either equity or liabilities based upon the characteristics and provisions of the instrument. Based on the substance of the contractual agreement, the warrants issued by the Group have been classified as equity.

Warrants classified as equity are recorded at proceeds received as of the date of issuance and no further adjustments to their valuation are made. Incremental costs directly attributable to the issuance of warrants are deducted against the warrant account.

2.24	Segment reporting

Operating segments are reported in a manner consistent with the internal reporting provided to the executive committee whose members are responsible for allocating resources and assessing performance of the operating segments.

3.	Critical accounting estimates, assumptions and judgements

Estimates, assumptions and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances.

(a)	Impairment of goodwill

Goodwill is tested for impairment annually and whenever there is indication that the goodwill may be impaired.

The goodwill of $112,413,000 (2019: $114,137,000) arises from the acquisition of PropertyGuru Viet Nam Joint Stock Company (formerly known as Dai Viet Technology & Investment JSC) and its subsidiary (“PG Vietnam”). The recoverable amount of goodwill and the associated cash-generating unit of PG Vietnam has been determined based on its value-in-use. The fair value of the CGU requires the use of estimates (Note 14(a)).

The results of the impairment review undertaken at 31 December 2020 on the Group’s goodwill indicated that no impairment charge was necessary. Specific estimates and the sensitivity analysis are disclosed in Note 14(a).

(b)	Income taxes and indirect taxes

In preparing its financial statements, the Group estimates its income taxes and indirect taxes for each of the jurisdictions in which it operates. This involves estimating the actual current tax exposure, assessing temporary differences resulting from differing treatment of items, such as reserves and provisions for tax and accounting purposes, and accounting for uncertainty in income taxes and indirect taxes. These differences result in current and deferred income tax liabilities and indirect tax payables, which are included within the Group’s consolidated balance sheet. During the financial year ended 31 December 2020, the Group has made a provision of current income tax liabilities of $4,103,000 (2019: $4,062,000) and a provision of $1,237,000 (2019: $2,732,000) included within other payables to provide for the uncertainty in the interpretation of certain tax laws in the countries which they operate.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

3.	Critical accounting estimates, assumptions and judgements (continued)

(c)	Fair value estimation on acquisition of business

Upon acquisition, the purchase consideration is allocated between the net tangible and intangible assets other than goodwill on a fair value basis with any excess purchase consideration representing goodwill. Acquired intangible assets are capitalised and amortised systematically over their estimated useful lives, subject to impairment review.

Amortisation periods are selected based on assessment of the strength and stability of customer relationships, the market positions of the acquired assets and the technological and competitive risks they face. The Group has reviewed the useful life of intangible assets and determined that no changes to useful lives were required except for brands and domain names with indefinite useful lives (Note 14(b)).

(d)	Fair value estimation on share price and share options for share-based compensation

The Group operates several equity-settled, share-based compensation plans. Details of the plans are included in Note 23. The total amount of expense to be recognised over the vesting period is determined by reference to the fair value of the shares and options granted on grant date. The Group engaged an independent professional valuer to determine the fair value of the shares and options granted using approved valuation methodologies. In determining the fair value, the valuers have used valuation methods which involve estimates and discount rates applicable to the Group’s business. The fair value of the shares are determined primarily using a discounted cash flow approach and the options are determined using the Black-Scholes model. The significant inputs to the model are disclosed in Note 23.

(e)	Fair value estimation of financial liabilities at fair value through profit or loss and derivative financial liabilities

The Group has financial liabilities measured at fair value through profit or loss (“FVTPL”) which includes contingent consideration arising from acquisition. In addition, the Group has certain derivative financial instruments arising from the convertible options relating to convertible notes and preference shares. The Group engaged an independent professional valuer to determine the fair value of these financial liabilities at FVTPL and derivative financial liabilities using approved valuation methodologies. Judgement is required to estimate the significant inputs to the model. Changes in these inputs will lead to changes in the fair values of the financial liabilities at FVTPL and derivative financial liabilities. The significant inputs to the model are disclosed in Note 25(e).

4.	Segment information

(a)	Description of segments

The Group’s operating segments are reported in a manner consistent with the internal reporting provided to the Chief Operating Decision Maker (“CODM”), which is the Leadership Team, comprising of the Chief Executive Officer, Chief Financial Officer, Chief Business Officer, Chief Marketing Officer, Chief Technology Officer and Chief Human Resource Officer.

With effect from 30 June 2021, the Group reorganised its operating and reportable segments to Marketplaces and Fintech and Data services. This change was made to reflect the way the CODM

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

4.	Segment information (continued)

(a)	Description of segments (continued)

monitors the performance of the segments. Segment reporting information for earlier periods have been restated to conform to these changes. The change in segments have no impact on the consolidated financial position, results of operations or cash flows, as reflected in the consolidated financial statements.

The Group has five reportable segments, namely four Marketplaces and Fintech and Data services. The Marketplaces segments consist of core listing marketplace for agents and developer marketing solutions business in four primary geographic areas, namely Singapore, Vietnam, Malaysia and Other Asia (comprising Thailand and Indonesia). Each of these geographic Marketplaces segments has different political and economic conditions as well as market factors and strategic initiatives which influence performance. Furthermore, each geographic Marketplace segment represents a business in different stages of development (with Singapore being the most mature and Other Asia still considered by management to be a developing market).

The Fintech and Data segment consists of the digital mortgage marketplace business, PropertyGuru Finance, launched in March 2020 where commission is earned from Financial Institutions on each mortgage brokered, and the data business involving provision of data services to developers, agents, banks and property valuers.

(b)	Segment information

The table below shows the segment information provided to the Group’s Leadership Team for the reportable segments for the year ended 31 December 2020 and 31 December 2019.

	Marketplaces
	Singapore $’000	Vietnam $’000	Malaysia $’000	Other Asia $’000	Fintech and Data $’000	Total reportable segments $’000
2020
Revenue from external customers	46,654	18,269	7,888	8,261	1,023	82,095

Adjusted EBITDA	32,541	4,198	(4,459)	(2,969)	(1,720)	27,591

2019
Revenue from external customers	49,357	19,857	7,600	11,630	—	88,444

Adjusted EBITDA	33,317	5,584	(3,180)	(58)	—	35,663

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

4.	Segment information (continued)

(b)	Segment information (continued)

A reconciliation of adjusted EBITDA to loss before income tax is provided as follows:

	Year ended
	2020 $’000	2019 $’000
Adjusted EBITDA as above	27,591	35,663
Headquarters cost	(23,136)	(23,150)
Changes in fair value of preferred shares and embedded derivatives	16,364	(16,516)
Finance costs – net	(15,964)	(11,707)
Depreciation and amortisation expense	(9,554)	(7,720)
Impairment	(806)	—
Share grant and option expenses	(6,660)	(3,204)
Other gains/(losses) – net	(1,684)	(1,875)
Cost of proposed listing	—	(6,227)

Loss before income tax	(13,849)	(34,736)

Headquarters costs are costs of personnel that are based predominantly in its Singapore headquarters and certain key personnel in Malaysia and Thailand, and that service the group as a whole, consisting of its executive officers and its group marketing, technology, product, human resources, finance and operations teams, as well as platform IT costs (hosting, licensing, domain fees), workplace facilities costs, corporate public relations retainer costs and professional fees such as audit, legal and consultant fees.

The Leadership Team uses adjusted EBITDA as a measure to assess the performance of the segments. This excludes the effects of significant items of income and expenditure which may have an impact on the quality of earnings such as changes in fair value of preferred shares and embedded derivatives, finance cost, depreciation and amortisation, income tax expense, impairments when the impairment is the result of an isolated, non–recurring event, share grant and option expenses, loss on disposal of plant and equipment and intangible assets, currency translation loss, fair value loss on contingent consideration and cost of proposed listing.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

5.	Revenue from contracts with customers

(a)	Disaggregation of revenue from contracts with customers:

	2020 $’000	2019 $’000
Agent revenue
- Membership	35,752	31,886
- Agent discretionary	29,968	32,607

	65,720	64,493

Developer revenue
- Advertising activities	8,113	11,252
- Events	5,785	10,443
- Software	997	1,568
- Others	457	688

	15,352	23,951

Fintech and data	1,023	—

	82,095	88,444

Revenue recognised
- At a point in time	16,511	22,238
- Over time	65,584	66,206

	82,095	88,444

Revenue recognition criteria for each of these revenue streams is stated in Note 2.4.

As permitted under IFRS 15, the remaining unsatisfied performance obligations are not disclosed as these performance obligations are part of contracts that have an original expected duration of one year or less. There is no consideration from contracts with customers not included in the transaction price.

(b)	Contract liabilities:

	31 December		1 January
	2020 $’000	2019 $’000	2019 $’000
Deferred revenue	34,487	32,065	27,431

The change in deferred revenue is mainly due to the increase in unsatisfied performance obligations at the end of the financial year.

(i)	Revenue recognised in relation to contract liabilities

	2020 $’000	2019 $’000
Revenue recognised in current period that was included in the contract liabilities balance at the beginning of the period	32,065	27,431

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

5.	Revenue from contracts with customers (continued)

(c)	Trade receivables from contracts with customers:

	31 December		1 January
	2020 $’000	2019 $’000	2019 $’000
Current assets
Trade receivables from contracts with customers	15,825	12,446	8,294
Loss allowances	(4,823)	(3,529)	(2,439)

	11,002	8,917	5,855

6.	Other income

	2020 $’000	2019 $’000
Interest income	477	779
Government grants
- Job Support Scheme	1,787	—
- Others	175	688
Rent concession	71	—
Reversal of provision for reinstatement cost (Note 21)	—	238
Others	291	155

	2,801	1,860

Grant income of $1,787,000 (2019: Nil) was recognised during the financial year under the Jobs Support Scheme (the “JSS”). The JSS is a temporary scheme introduced in the Singapore Budget 2020 to help enterprises retain local employees. Under the JSS, employers will receive cash grants in relation to the gross monthly wages of eligible employees.

7.	Other gains/(losses) – net

	2020 $’000	2019 $’000
Loss on disposal of plant and equipment and intangible assets	(187)	(198)
Currency translation loss	(1,323)	(972)
Fair value gain/(loss) on derivative financial liabilities (Note 25(e))	1,313	(525)
Fair value gain/(loss) on Series B preference shares (Note 25(e))	15,051	(15,991)
Fair value loss on contingent consideration (Note 25(e))	(174)	(705)

	14,680	(18,391)

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

8.	Employee compensation

	2020 $’000	2019 $’000
Wages and salaries	36,205	32,245
Employer’s contribution to defined contribution plans	3,313	3,429
Other employee benefits	937	1,186
Share grant and option expenses (Note 23)	6,660	3,204

	47,115	40,064

9.	Finance cost

	2020 $’000	2019 $’000
Interest expenses:
- Convertible notes	780	2,206
- Leases (Note 16)	727	598
Accretion expenses arising from redeemable convertible preference shares (Note 18)	14,841	9,577
Others	98	105

	16,446	12,486

10.	Income taxes

(a)	Tax expense

	2020 $’000	2019 $’000
Tax expense attributable to profit is made up of:
- Current income tax	(1,417)	(3,257)
- Overprovision of income tax in prior financial year	743	—
- Deferred income tax (Note 20)	140	(385)
- Withholding tax	(25)	(137)

	(559)	(3,779)

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

10.	Income taxes (continued)

(a)	Tax expense (continued)

The tax on the Group’s loss before tax differs from the theoretical amount that would arise using the Singapore standard rate of income tax as follows:

	2020 $’000	2019 $’000
Loss before tax	(13,849)	(34,736)

Tax calculated at tax rate of 17% (2019: 17%)	(2,354)	(5,905)
Effects of:
- Different tax rates in other countries	(1,033)	(702)
- Expenses not deductible for tax purposes	5,021	5,717
- Income not subject to tax	(699)	(171)
- Fair value (gains)/losses on financial instruments	(2,782)	2,808
- Tax incentives	(510)	(17)
- Utilisation of previously unrecognised for capital allowances	—	(156)
- Deferred tax assets not recognised	3,634	2,068
- Withholding tax	25	137
- Overprovision of tax in prior financial year	(743)	—

Tax expense	559	3,779

(b)	Movement in current income tax liabilities

	2020 $’000	2019 $’000
Beginning of financial year	6,749	4,359
Income tax paid	(1,895)	(975)
Tax expense	1,442	3,394
Overprovision in prior financial year	(743)	—
Currency translation adjustment	(61)	(29)

End of financial year	5,492	6,749

11.	Loss per share

(a)	Basic loss per share

	2020 $ per share	2019 $ per share
Total basic loss per share attributable to the ordinary equity holders of the Group	9.30	25.17

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

11.	Loss per share (continued)

(b)	Diluted loss per share

	2020 $ per share	2019 $ per share
Total diluted loss per share attributable to the ordinary equity holders of the Group	13.29	25.17

(c)	Reconciliations of loss used in calculating loss per share

	2020 $’000	2019 $’000
Basic loss per share
Loss attributable to the ordinary equity holders of the Group used in calculating basic loss per share	(14,408)	(38,515)

Diluted loss per share
Loss attributable to the ordinary equity holders of the Group
Used in calculating basic loss per share	(14,408)	(38,515)
Add: savings from accretion cost on Series B preference shares	5,431	—
Less: fair value gain on conversion option of Series B preference shares	(15,051)	—

Loss attributable to the ordinary equity holders of the Group used in calculating diluted loss per share	(24,028)	(38,515)

(d)	Weighted average number of shares used as the denominator

	2020 Number	2019 Number
Weighted average number of ordinary shares used as the denominator in calculating basic loss per share	1,549,881	1,530,242
Adjustments for calculation of diluted loss per share[1]:
Series B preference shares	258,363	—

Weighted average number of ordinary shares and potential ordinary shares used as the denominator in calculating diluted loss per share	1,808,244	1,530,242

[1]	Potential ordinary shares outstanding consist of stock options, warrants, convertible notes and convertible preference shares and are excluded if their effect is anti-dilutive.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

12.	Cash and cash equivalents

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Cash on hand	27	45	60
Cash at bank	40,414	15,674	21,840
Short-term bank deposits	52,918	8,934	47,497

	93,359	24,653	69,397

*	Less than $1,000

Acquisition of business

Please refer to Note 27 for the effects of acquisition of business on the cash flows of the Group.

13.	Trade and other receivables

(a)	Current

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Trade receivables - Non-related parties	15,825	12,446	8,903
Less: Allowance for impairment of receivables - non-related parties	(4,823)	(3,529)	(2,439)

Trade receivables - net	11,002	8,917	6,464
Deposits	587	710	1,114
Prepayments	1,409	1,842	1,265
Other receivables	1,142	1,246	179

	14,140	12,715	9,022

(b)	Non-current

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Deposits	1,093	1,031	200
Prepayments	244	94	7

	1,337	1,125	207

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

14.	Intangible assets

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Composition:
Goodwill (Note 14(a))	123,277	122,821	123,666
Trademarks, brand and domain names (Note 14(b))	5,578	6,630	7,630
Acquired computer software (Note 14(c))	616	345	570
Internally developed computer software (Note 14(d))	4,650	2,678	2,652
Development cost in progress (Note 14(e))	6,408	4,989	1,091
Property data (Note 14 (f))	186	—	—

	140,715	137,463	135,609

(a)	Goodwill

	2020	2019
	$’000	$’000
Cost
Beginning of financial year	122,821	123,666
Currency revaluation adjustments	(1,749)	(845)
Acquisition of business (Note 27(c))	2,205	—

End of financial year	123,277	122,821

Impairment tests for goodwill

Goodwill is allocated to the Group’s cash-generating units (“CGUs”) identified according to countries of operation and business segments.

A segment-level summary of the goodwill allocation is as follows:

	2020	2019
	$’000	$’000
Singapore – ePropertyTrack	3,586	3,585
Singapore – Ensign	5,099	5,099
Vietnam – PG Vietnam	112,413	114,137
Malaysia – MyProperty Data Sdn Bhd	2,179	—

	123,277	122,821

The recoverable amounts of the ePropertyTrack, Ensign, PG Vietnam and MyProperty Data CGU were determined based on value-in-use. Cash flow projections used in the value-in-use calculations were based on financial budgets approved by management covering a five-year to six-year period. Cash flows beyond the budget period were extrapolated using the estimated growth rates stated below. The growth rate did not exceed the long-term average growth rate for the component parts business in which the CGU operates.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

14.	Intangible assets (continued)

(a)	Goodwill (continued)

Impairment tests for goodwill (continued)

Key assumptions used for value-in-use calculations:

	2020						2019
	eProperty Track		Ensign	PG Vietnam	MyProperty Data		eProperty Track	Ensign	PG Vietnam
EBIT margin[1]	(8	)-30%	38-40%	20-44%	(10	)-49%	22-37%	46-48%	26-48%

Growth rate[2]	2.0%		2.0%	3.0%	1.7%		3.0%	3.0%	3.0%

Discount rate[3]	13.5%		13.5%	19.9%	33.2%		13.91%	13.91%	19.3%

[1]	Budgeted EBIT margin
[2]	Weighted average growth rate used to extrapolate cash flows beyond the budget period
[3]	Pre-tax discount rate applied to the pre-tax cash flow projections

Management determined budgeted EBIT margin based on past performance and its expectations of market developments. The weighted average growth rates used were consistent with long term forecasts included in industry reports. The discount rates used were pre-tax and reflected specific risks relating to the relevant segments.

Based on a sensitivity analysis performed by management, a decrease in the EBIT margin by 2.4%, a decrease in the growth rate by 1.4% or an increase in the discount rate by 0.7% would result in the recoverable amount of PG Vietnam being equal to its carrying amount. Any reasonably possible change in the key assumptions on which MyProperty Data, Ensign and ePropertyTrack’s recoverable amount is based would not cause MyProperty Data, Ensign and ePropertyTrack’s carrying amount to exceed its recoverable amount. The results of the impairment review undertaken at 31 December 2020 and 2019 by management on the Group’s goodwill indicated that no impairment charge was necessary.

(b)	Trademarks, brand and domain names

With definite useful life

	2020 $’000	2019 $’000
Cost

Beginning of financial year	13,338	13,229

Reclassification of indefinite useful life intangible assets	2,532	—

Additions	5	30

Currency revaluation adjustments	(208)	79

End of financial year	15,667	13,338

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

14.	Intangible assets (continued)

(b)	Trademarks, brand and domain names (continued)

	2020 $’000	2019 $’000

Accumulated amortisation and impairment

Beginning of financial year	6,708	5,599

Reclassification of indefinite useful life intangible assets	2,532	—

Amortisation charge	1,000	989

Currency revaluation adjustments	(151)	120

End of financial year	10,089	6,708

Net book value	5,578	6,630

Impairment tests for trademarks, brand and domain names

As of 31 December 2020, the brand and domain names for both Thailand and Indonesia CGUs have been fully impaired.

With indefinite useful life

	2020 $’000	2019 $’000
Cost
Beginning of the financial year	2,532	2,532
Reclassification of indefinite useful life intangible assets	(2,532)	—

End of financial year	—	2,532

Accumulated impairment
Beginning of the financial year	2,532	2,532
Reclassification of indefinite useful life intangible assets	(2,532)	—

End of financial year	—	2,532

Net book value	—	—

Brands and domain names that are considered to have indefinite lives are assessed for impairment on an annual basis. Indefinite life intangible assets are allocated to the CGUs for which they relate.

During the financial year, the estimated useful lives of these brands and domain names have been reassessed to be finite rather than indefinite after conducting a review. The Group estimate the useful life of brands and domain names for both Thailand and Indonesia CGUs is 10 years based on long-term strategy, the level of growth or decline of the markets that the brands and domain names operate in, the history of the market and the brands’ and domain names’ position within that market, with the remaining useful life of these assets to be 2 years from the application of the change. The change in estimates have been applied prospectively from 1 January 2020. As the brands and domain names have been fully impaired, the carrying amount remains unchanged.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

14.	Intangible assets (continued)

(c)	Acquired computer software

	2020 $’000	2019 $’000
Cost
Beginning of financial year	1,619	1,544
Additions	218	89
Acquisition of business (Note 27(c))	348	—
Disposals	—	(15)
Currency revaluation adjustment	(3)	1

End of financial year	2,182	1,619

Accumulated amortisation
Beginning of financial year	1,274	974
Amortisation charge	293	300
Disposals	—	(1)
Currency revaluation adjustment	(1)	1

End of financial year	1,566	1,274

Net book value	616	345

(d)	Internally developed computer software

	2020 $’000	2019 $’000
Cost
Beginning of financial year	6,203	4,278
Acquisition of business (Note 27(c))	107	—
Transfers from development cost in progress	4,834	1,910
Currency revaluation adjustment	(11)	15

End of financial year	11,133	6,203

Accumulated amortisation
Beginning of financial year	3,525	1,626
Amortisation charge	2,646	1,884
Impairment	319	—
Currency revaluation adjustment	(7)	15

End of financial year	6,483	3,525

Net book value	4,650	2,678

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

14.	Intangible assets (continued)

(e)	Development cost in progress

	2020 $’000	2019 $’000
Cost
Beginning of financial year	4,989	1,091
Additions	6,342	5,804
Impairment	(85)	—
Transfers to development cost	(4,834)	(1,910)
Currency revaluation adjustment	(4)	4

End of financial year	6,408	4,989

Internally developed computer software and development cost in progress with carrying amount of $319,000 and $85,000 respectively were fully impaired during the year. These intangible assets belong to the PropertyGuru International (Malaysia) Sdn Bhd CGU. The impairment loss is the result of higher expenses resulting in lower expected EBIT margins and cash flows. The recoverable amount of the CGU has been determined based on the higher of fair value less costs to sell and value-in-use and the amount of impairment loss has been allocated to reduce the carrying amount of the assets pro rata on the basis of the carrying amount of each asset in the CGU. The pre-tax discount rate used for the impairment assessment is 13.9%.

(f)	Property data

2020 $’000
Cost
Beginning of financial year	—
Acquisition of business (Note 27(c))	183
Additions	8

End of financial year	191

Accumulated amortisation
Beginning of financial year	—
Amortisation charge	5

End of financial year	5

Net book value	186

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

15.	Plant and equipment

	Leasehold improvements	Computers	Furniture, equipment and motor vehicle	Total
	$’000	$’000	$’000	$’000
Group
2020
Cost
Beginning of financial year	3,051	2,824	647	6,522
Additions	760	444	133	1,337
Acquisition of business (Note 27(c))	—	1	—	1
Disposals	(256)	(5)	(139)	(400)
Currency revaluation adjustment	(23)	(39)	(27)	(89)

End of financial year	3,532	3,225	614	7,371

Accumulated depreciation
Beginning of financial year	867	1,960	522	3,349
Depreciation charge	1,079	481	91	1,651
Disposals	(57)	(4)	(104)	(165)
Currency revaluation adjustment	(17)	(36)	(30)	(83)

End of financial year	1,872	2,401	479	4,752

Net book value
End of financial year	1,660	824	135	2,619

2019
Cost
Beginning of financial year	2,036	2,254	713	5,003
Additions	2,232	602	64	2,898
Disposals	(1,237)	—	(141)	(1,378)
Currency revaluation adjustment	20	(32)	11	(1)

End of financial year	3,051	2,824	647	6,522

Accumulated depreciation
Beginning of financial year	1,092	1,500	450	3,042
Depreciation charge	780	496	163	1,439
Disposals	(1,025)	—	(100)	(1,125)
Currency revaluation adjustment	20	(36)	9	(7)

End of financial year	867	1,960	522	3,349

Net book value
End of financial year	2,184	864	125	3,173

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

16.	Leases – The Group as a lessee

Nature of the Group’s leasing activities

Property and office equipment

The Group leases office space and office equipment for the purpose of back office operations.

(a)	Carrying amounts, additions and depreciation charge during the year

Right-of-use (“ROU”) assets:

	2020	2019
	$’000	$’000
Cost
Beginning of financial year	21,977	4,805
Additions	1,578	17,172
Expiration of leases	(630)	—
Currency revaluation adjustment	(93)	—

End of financial year	22,832	21,977

Accumulated amortisation
Beginning of financial year	3,131	30
Depreciation charge	3,959	3,108
Impairment	402	—
Expiration of leases	(630)	—
Currency revaluation adjustment	(65)	(7)

End of financial year	6,797	3,131

Net book value	16,035	18,846

Right-of-use assets with carrying amount of $402,000 were fully impaired during the year. The details of impairment loss have been disclosed in Note 14(e).

Lease liabilities:

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Current	3,686	3,626	1,646
Non-current	13,567	15,924	3,082

	17,253	19,550	4,728

(b)	Interest expense

	2020	2019
	$’000	$’000
Interest expense on lease liabilities	727	598

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

16.	Leases – The Group as a lessee (continued)

(c)	Lease expense not capitalised in lease liabilities

	2020	2019
	$’000	$’000
Short-term lease expense	68	944
Low-value lease expense	28	60

Total	96	1,004

(d)	Total cash outflow for all leases in 2020 was $4,630,000 (2019: $3,663,000).

(e)	Future cash flow not capitalised in lease liabilities

Extension option

The leases for certain office space contain extension periods, for which the related lease payment had been included in lease liabilities as the Group is reasonably certain to exercise these extension options. The Group negotiates extension options to maximise operational flexibility in terms of managing the assets used in the Group’s operations. The majority of the extension options are exercisable by the Group and not by the lessor.

17.	Trade and other payables

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Current
Trade payables - non-related parties	3,026	1,463	2,127
Accrued operating expenses	4,637	5,550	3,371
Accrued employee expenses	7,743	8,688	6,569
Contingent consideration payable (Note 25(e))	—	11,743	12,021
Loan advance (Note 28)	5,000	—	—
Deferred consideration payable (Note 27)	413	—	—
Other payables	2,744	3,815	2,815

	23,563	31,259	26,903
Non-current
Accrued employee expenses	41	—	—
Contingent consideration payable (Note 25(e))	—	—	11,247

Total trade and other payable	23,604	31,259	38,150

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

18.	Preference shares

	Series B		Series D1		Series E		Series F		Total
	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount	Number of shares	Amount	Amount
		$’000		$’000		$’000		$’000	$’000
Financial liability
2020
Beginning of financial year	258,363	53,981	152,224	44,261	—	—	—	—	98,242
Issuance of Series E and F redeemable convertible preference shares for cash	—	—	—	—	84,705	26,928	210,526	60,000	86,928
Cost of financing Series E and F redeemable convertible preference shares	—	—	—	—	—	(402)	—	(128)	(530)
Accretion cost on Series B, D1, E and F redeemable convertible preference shares (Note 9)	—	5,431	—	4,704	—	2,777	—	1,929	14,841

End of financial year	258,363	59,412	152,224	48,965	84,705	29,303	210,526	61,801	199,481

2019
Beginning of financial year	258,363	49,081	152,224	39,584	—	—	—	—	88,665
Accretion cost on Series B and D1 redeemable convertible preference shares (Note 9)	—	4,900	—	4,677	—	—	—	—	9,577

End of financial year	258,363	53,981	152,224	44,261	—	—	—	—	98,242

	Series C		Series D2		Total
	Number of shares	Amount	Number of shares	Amount	Amount
		$’000		$’000	$’000
Equity
2020
Beginning and end of financial year	70,303	10,000	564,126	49,339	59,339

2019
Beginning and end of financial year	70,303	10,000	564,126	49,339	59,339

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

18.	Preference shares (continued)

(a)	Series B preference shares

On 22 June 2015, the Group issued 258,363 Series B preference shares at $135.47 per share to its investors. The Group received $35,000,000 for the 258,363 Series B shares issued.

The salient terms of the Series B preference shares are as follows:

(i)

The shares are redeemable and any time after 5 years from the issuance date provided that the Group does not achieve Initial Public Offering (“IPO”) status before that. The redemption amount is computed as the higher of (i) sum of the initial cash investment, any cumulative unpaid dividends and interest equal to providing the investors an internal rate of return of 10% on their investment and (ii) the fair value of the Series B preference shares.

(ii)

At the same time that a dividend is payable on the outstanding Series F preference shares, Series E preference shares, Series D1 and D2 preference shares, Series C preference shares and ordinary shares, the Group shall declare a dividend payable upon the outstanding Series B preference shares, in an amount equal to the amount of dividends per share that is payable on outstanding Series F preference shares, Series E preference shares, Series D1 and D2 preference shares, Series C preference shares and ordinary shares.

(iii)

The Series B preference shares can be converted into ordinary shares of the Group (the “Series B conversion option”) at the holder’s option. Series B preference shares shall automatically be converted into ordinary shares upon the closing of an IPO. The Series B preference shares will be converted to ordinary shares at a conversion rate of 1:1. The conversion rate is subject to adjustments if the Group issues any new securities, other than the Employee Share Grant Plan, Employee Stock Option Plan and Restricted Stock Units Plan, at a price lower than the subscription price of the Series B shares. As a result, the Series B conversion option meets the definition of a derivative. The fair value of the Series B conversion option as of 31 December 2020 is $940,000 (2019: $15,991,000). The embedded equity conversion option for Series B preference shares is recognised in the consolidated balance sheets within “derivative financial liabilities”.

(b)	Series C preference shares

On 23 January 2017, the Group issued 70,303 Series C preference shares at $142.24 per share to its investors. The Group received $10,000,000 for Series C shares issued.

The salient terms of the Series C preference shares are as follows:

(i)	The Series C preference shares are non-redeemable.

(ii)

At the same time that a dividend is payable on the outstanding Series F preference shares, Series E preference shares, Series D1 and D2 preference shares, Series B preference shares and ordinary shares, the Group shall declare a dividend payable upon the Series C preference shares, in an amount equal to the amount of dividends per share that is payable on the outstanding Series F preference shares, Series E preference shares, Series D1 and D2 preference shares, Series B preference shares and ordinary shares on an as-converted basis.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

18.	Preference shares (continued)

(b)	Series C preference shares (continued)

(iii)

Holders of the Series C preference shares have priority over the Series B preference shareholders and ordinary shareholders (“the other shareholders”) in the event of any liquidation, and are entitled to receive an amount in cash equal to the higher of the respective original subscription price for each share that they hold (to be adjusted in the event of any stock split, consolidations or subdivisions), and, the amount they would receive if they participated in the liquidation event rateably with the other shareholders.

(iv)

The Series C preference shares can be converted into ordinary shares of the Group (the “Series C conversion option”) at the holder’s option at a conversion ratio that is time dependent up till the last permissible time prior to an IPO. The conversion rate is subject to adjustments if the Group issues any new securities, other than the Employee Share Grant Plan, Employee Stock Option Plan and Restricted Stock Units Plan, at a price lower than the subscription price of the Series C shares. As the issuance of new shares is within the control of the entity, the Series C preference shares are recorded as equity.

(c)	Series D1 and D2 preference shares

On 24 July 2018, the Group issued Series D1 preference shares, Series D2 preference shares and warrants (Note 24) for cash consideration of $188,235,000. Each financial instrument was recognised based on proportionate fair value. The total aggregate number of shares issued was 716,350 at $259.43 and $253.28 per share respectively to its investors.

The salient terms of the Series D1 preference shares are as follows:

(i)

The shares become redeemable when Series B preference shareholders exercises its redemption right. The redemption amount is computed as the higher of (i) sum of the initial cash investment, any cumulative unpaid dividends and interest equal to providing the investors an internal rate of return of 10% on their investment and (ii) the fair value of the Series D1 preference shares.

(ii)

At the same time that a dividend is payable on the outstanding Series F preference shares, Series E preference shares, Series D2 preference shares, Series C preference shares, Series B preference shares and ordinary shares, the Group shall declare a dividend payable upon the Series D1 preference shares, in an amount equal to the amount of dividends per share that is payable on the outstanding Series F preference shares, Series E preference shares, Series D2 preference shares, Series C preference shares, Series B preference shares and ordinary shares on an as-converted basis.

(iii)

Holders of the Series D1 preference shares have priority over the Series C preference shareholders, Series B preference shareholders and ordinary shareholders (“the other shareholders”) in the event of any liquidation, and are entitled to receive an amount in cash equal to the higher of the sum of the respective original subscription price for each share that they hold (to be adjusted in the event of any stock split, consolidations or subdivisions) and any cumulative unpaid dividends; and the amount they would receive if they participated in the liquidation event rateably with the other shareholders.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

18.	Preference shares (continued)

(c)	Series D1 and D2 preference shares (continued)

(iv)

The Series D1 preference shares can be converted into ordinary shares of the Group (the “Series D1 conversion option”) at the holder’s option. Series D1 preference shares shall automatically be converted into ordinary shares upon the closing of an IPO. The Series D1 preference shares will be converted to ordinary shares at a conversion rate of 1:1. The conversion rate is subject to adjustments if the Group issues any new securities, other than the Employee Share Grant Plan, Employee Stock Option Plan and Restricted Stock Units Plan, at a price lower than the subscription price of the Series D1 shares. As a result, the Series D1 conversion option meets the definition of a derivative. The fair value of the Series D1 conversion option as of 31 December 2020 is Nil (2019: Nil).

The salient terms of the Series D2 preference shares are as follows:

(i)	The Series D2 preference shares are non-redeemable.

(ii)

At the same time that a dividend is payable on the outstanding Series F preference shares, Series E preference shares, Series D1 preference shares, Series C preference shares, Series B preference shares and ordinary shares, the Group shall declare a dividend payable upon the Series D2 preference shares, in an amount equal to the amount of dividends per share that is payable on the outstanding Series F preference shares, Series E preference shares, Series D1 preference shares, Series C preference shares, Series B preference shares and ordinary shares, on an as-converted basis.

(iii)

Holders of the Series D2 preference shares have priority over the Series C preference shareholders, Series B preference shareholders and ordinary shareholders (“the other shareholders”) in the event of any liquidation, and are entitled to receive an amount in cash equal to the higher of the sum of the respective original subscription price for each share that they hold (to be adjusted in the event of any stock split, consolidations or subdivisions) and any cumulative unpaid dividends; and the amount they would receive if they participated in the liquidation event rateably with the other shareholders.

(iv)

The Series D2 preference shares can be converted into ordinary shares of the Group (the “Series D2 conversion option”) at the holder’s option. Series D2 preference shares shall automatically be converted into ordinary shares upon the closing of an IPO. The Series D2 preference shares will be converted to ordinary shares at a conversion rate of 1:1. The conversion rate is meant to preserve the conversion rate at 1:1 and the variability is to maintain the economic right of both ordinary shareholder and warrant holder. As a result, the Series D2 conversion option meets the definition of equity.

(d)	Series E preference shares

On 30 January 2020, the Group issued 84,705 Series E preference shares at $317.90 per share to its investors. The Group received $26,928,000 for the 84,705 Series E shares issued.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

18.	Preference shares (continued)

(d)	Series E preference shares (continued)

The salient terms of the Series E preference shares are as follows:

(i)

The shares become redeemable when Series B preference shareholders exercises its redemption right. The redemption amount is computed as the higher of (i) sum of the initial cash investment, any cumulative unpaid dividends and interest equal to providing the investors an internal rate of return of 10% on their investment and (ii) the fair value of the Series E preference shares.

(ii)

At the same time that a dividend is payable on the outstanding Series F preference shares, outstanding Series D1 and D2 preference shares, outstanding Series C preference shares, outstanding Series B preference shares and ordinary shares, the Group shall declare a dividend payable upon the Series E preference shares, in an amount equal to the amount of dividends per share that is payable on the outstanding Series F preference shares, outstanding Series D1 and D2 preference shares, outstanding Series C preference shares, outstanding Series B preference shares and ordinary shares on an as-converted basis.

(iii)

Holders of the Series E preference shares have priority over the Series D1 and D2 preference shares, Series C preference shareholders, Series B preference shareholders and ordinary shareholders (“the other shareholders”) in the event of any liquidation, and are entitled to receive an amount in cash equal to the higher of the sum of the respective original subscription price for each share that they hold (to be adjusted in the event of any stock split, consolidations or subdivisions) and any cumulative unpaid dividends; and the amount they would receive if they participated in the liquidation event rateably with the other shareholders.

(iv)

The Series E preference shares can be converted into ordinary shares of the Group (the “Series E conversion option”) at the holder’s option. Series E preference shares shall automatically be converted into ordinary shares upon the closing of an IPO. The Series E preference shares will be converted to ordinary shares at a conversion rate of 1:1. The conversion rate is subject to adjustments if the Group issues any new securities, other than the Employee Share Grant Plan, Employee Stock Option Plan and Restricted Stock Units Plan, at a price lower than the subscription price of the Series E shares. As a result, the Series E conversion option meets the definition of a derivative. The fair value of the Series E conversion option as of 31 December 2020 is Nil.

(e)	Series F preference shares

On 7 September 2020, the Group issued 210,526 Series F preference shares at $285.00 per share to its investors. The Group received $60,000,000 for Series F shares issued.

The salient terms of the Series F preference share are as follows:

(i)

The shares become redeemable when Series B preference shareholders exercises its redemption right. The redemption amount is computed as the higher of (i) sum of the initial cash investment, any cumulative unpaid dividends and interest equal to providing the investors an internal rate of return of 10% on their investment and (ii) the fair value of the Series F preference shares.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

18.	Preference shares (continued)

(e)	Series F preference shares (continued)

(ii)

At the same time that a dividend is payable on the outstanding Series E preference shares, outstanding Series D1 and D2 preference shares, outstanding Series C preference shares, outstanding Series B preference shares and ordinary shares, the Group shall declare a dividend payable upon the Series F preference shares, in an amount equal to the amount of dividends per share that is payable on the outstanding Series E preference shares, outstanding Series D1 and D2 preference shares, outstanding Series C preference shares, outstanding Series B preference shares and ordinary shares, on an as-converted basis.

(iii)

Holders of the Series F preference shares have priority over the Series E preference shares, Series D1 and D2 preference shares, Series C preference shareholders, Series B preference shareholders and ordinary shareholders (“the other shareholders”) in the event of any liquidation, and are entitled to receive an amount in cash equal to the higher of the sum of the respective original subscription price for each share that they hold (to be adjusted in the event of any stock split, consolidations or subdivisions) and any cumulative unpaid dividends; and the amount they would receive if they participated in the liquidation event rateably with the other shareholders.

(iv)

The Series F preference shares can be converted into ordinary shares of the Group (the “Series F conversion option”) at the holder’s option. Series F preference shares shall automatically be converted into ordinary shares upon the closing of an IPO. The Series F preference shares will be converted to ordinary shares at a conversion rate of 1:1. The conversion rate is subject to adjustments if the Group issues any new securities, other than the Employee Share Grant Plan, Employee Stock Option Plan and Restricted Stock Units Plan, at a price lower than the subscription price of the Series F shares. As a result, the Series F conversion option meets the definition of a derivative. The fair value of the Series F conversion option as of 31 December 2020 is Nil.

19.	Convertible notes

(a)	Host instrument

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Current
Convertible notes	11,471	416	32,007

Non-current
Convertible notes	—	10,713	9,721

Total	11,471	11,129	41,728

On 23 December 2020, the Group issued a notice of redemption for the convertible note which was subsequently redeemed on 21 January 2021.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

19.	Convertible notes (continued)

(a)	Host instrument (continued)

On 29 May 2019, the Group redeemed previously issued convertible notes denominated in Singapore Dollars, amounting to $32,000,000 and re-issued new convertible notes denominated in Singapore Dollars, with a nominal value of $10,612,000, for the remaining balance. The re-issued convertible notes has an interest of 8% for the first 18 months and 15% for the continuing 12 months. The notes are due for repayment 30 months from the re-issue date or will be automatically converted to ordinary shares in the Group upon Initial Public Offering at a conversion ratio that is time dependent on the period between the date of the Initial Public Offering and the date of re-issuance.

As of 31 December 2020 and 2019, the fair value of the non-current convertible note approximates its carrying amount.

(b)	Embedded equity conversion option

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Current
Derivative financial liabilities	—	1,313	788
Total	—	1,313	788

The embedded equity conversion option is accounted for as a financial derivative as the conversion formula involves the issuance of a variable number of the Group’s shares depending on the date of an Initial Public Offering. It is recognised in the consolidated balance sheets within “derivative financial liabilities”.

20.	Deferred income taxes

Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current income tax assets against current income tax liabilities and when the deferred income taxes relate to the same taxation authority. The amounts, determined after appropriate offsetting, are shown on the consolidated balance sheet as follows:

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Deferred tax assets	(3,059)	(3,442)	—
Deferred tax liabilities	4,674	5,140	1,321

Net deferred income tax liabilities	1,615	1,698	1,321

Movement in deferred income tax accounts is as follows:

	2020	2019
	$’000	$’000
Beginning of financial year	1,698	1,321
Currency revaluation adjustment	(12)	(8)
Acquisition of subsidiary	69	—
Tax charge (Note 10)	(140)	385

End of financial year	1,615	1,698

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

20.	Deferred income taxes (continued)

Deferred income tax assets are recognised for tax losses and capital allowances carried forward to the extent that realisation of the related tax benefits through future taxable profits is probable. The Group has unrecognised tax losses of $42,775,000 (2019: $47,347,000) and capital allowance of $2,000 (2019: $ Nil) at the balance sheet date which can be carried forward and used to offset against future taxable income subject to meeting certain statutory requirements by those companies with unrecognised tax losses and capital allowances in their respective countries of incorporation. The capital allowances have no expiry date. The tax losses have expiry dates as follows:

	2020 $’000	2019 $’000
Expiring in one year	3,847	9,336
Expiring in two years	3,556	5,819
Expiring in three years	3,343	5,889
Expiring in four years	2,973	5,629
Expiring beyond four years	29,056	20,674

	42,775	47,347

The movement in deferred income tax assets and liabilities (prior to offsetting of balances within the same tax jurisdiction) is as follows:

Deferred income tax liabilities

	Accelerated tax depreciation	Fair value gains – net	ROU assets	Others	Total
	$’000	$’000	$’000	$’000	$’000
2020
Beginning of financial year	578	1,145	3,347	70	5,140
Currency translation differences	—	(12)	(3)	—	(15)
Acquisition of business (Note 27(c))	—	69	—	—	69
Charged/(credited) to profit or loss	246	(176)	(520)	(70)	(520)

End of financial year	824	1,026	2,824	—	4,674

2019
Beginning of financial year	—	1,321	804	—	2,125
Currency translation differences	—	(8)	2	—	(6)
Charged/(credited) to profit or loss	578	(168)	2,541	70	3,021

End of financial year	578	1,145	3,347	70	5,140

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

20.	Deferred income taxes (continued)

Deferred income tax assets

	Lease liabilities	Provisions	Total
	$’000	$’000	$’000
2020
Beginning of financial year	(3,442)	—	(3,442)
Currency translation differences	3	—	3
Credited to profit or loss	513	(133)	380

End of financial year	(2,926)	(133)	(3,059)

2019
Beginning of financial year	(804)	—	(804)
Currency translation differences	(2)	—	(2)
Credited to profit or loss	(2,636)	—	(2,636)

End of financial year	(3,442)	—	(3,442)

21.	Provision for reinstatement cost

Provision for reinstatement cost relates to the cost of dismantling and removing assets and restoring the premises to its original condition as stipulated in the operating lease agreements. The Group expects to incur the liability upon termination of the leases between May 2021 to August 2026.

	2020	2019
	$’000	$’000
Beginning of financial year	375	455
Currency revaluation adjustment	(2)	6
Additions from new leases during the year	—	353
Accretion cost	4	1
Reversal of provision for reinstatement cost	—	(238)
Provision utilised during the year	—	(202)

End of financial year	377	375

Current	21	64
Non-current	356	311

End of financial year	377	375

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

22.	Share capital and treasury shares

	No. of ordinary shares		Amount

	Issued share capital	Treasury shares	Share capital	Treasury shares
			$’000	$’000
2020
Beginning of financial year	1,534,032	(3,653)	33,886	—	*
Shares issued (Note 22(a))	16,679	—	2,667	—	*
Treasury shares re-issued (Note 22(b))	—	3,653	—	—	*

End of financial year	1,550,711	—	36,553	—

2019
Beginning of financial year	1,527,623	(153)	32,120	—	*
Shares issued (Note 22(a))	6,409	—	1,766	—
Treasury shares purchased (Note 22(b))	—	(3,500)	—	—	*

End of financial year	1,534,032	(3,653)	33,886	—	*

*	Less than $1,000

All issued ordinary shares are fully paid. There is no par value for these ordinary shares.

Fully paid ordinary shares carry one vote per share and carry a right to dividends as and when declared by the Group.

(a)	Issuance of ordinary shares

During the financial year, the parent company issued 16,504 (2019: 1,061) ordinary shares amounting $2,611,000 (2019: $66,000) to employees as part of the Employee Share Grant Plan, nil (2019: 5,348) ordinary shares for a consideration of nil (2019: $1,700,000) to non-executive directors as part of the Non-Executive Directors Share Plan (“NED Plan”) (Note 23(b)) and 175 (2019: nil) ordinary shares for non-executive directors as part of the remuneration (Note 26). The newly issued ordinary shares rank pari passu in all respects with the previously issued shares.

(b)	Treasury shares

During the financial year ended 31 December 2020, the parent company re-issued 3,653 (2019: nil) treasury shares pursuant to the Group’s ESO Plans at the exercise prices of $125, $142 or $164 (2019: nil) each. The cost of the treasury shares re-issued amounted to $655,000 (2019: nil). The total consideration (net of expense) for the treasury shares re-issued is as follows:

2020
$’000
Exercise price paid by employees	524
Value of employee services	131

Total net consideration	655

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

22.	Share capital and treasury shares (continued)

(b)	Treasury shares (continued)

During the financial year ended 31 December 2019, the parent company acquired 3,500 shares of the parent company as treasury shares. The total amount paid to acquire the shares was less than $1,000 and this was presented as a component within shareholders’ equity.

Accordingly, a gain on re-issue of treasury shares of $655,000 (2019: nil) is recognized in the capital reserve (Note 23(e)).

23.	Share and capital reserve

	Group
	2020	2019
	$’000	$’000
Beginning of financial year	5,898	2,612

Employee share grant and options schemes
- Value of employee services (Note 8)	6,660	3,204
- Shares issued (Note 22(a))	(1,152)	(66)
Director share grant and options schemes
- Value of services (Note 26)	280	148
- Shares issued (Note 22(a))	(56)	—

End of financial year	11,630	5,898

(a)	Employee Stock Option Plan

The members of the Group approved the Group’s Employee Stock Option Plan (“ESO Plan”) 2016 and ESO Plan 2018 on 4 April 2016 and 9 May 2018 respectively.

The objective of the ESO Plans is to promote the interests of the Group by providing the certain key personnel with an appropriate incentive to encourage them to continue their employment with the Group and to improve the growth, profitability and financial success of the Group. Accordingly, the vesting of the ESO Plan 2016 options is upon meeting certain period of service and agreed performance targets. The vesting of the ESO Plan 2018 options is upon meeting certain periods of service. Upon vesting, the awardees are issued with share options of the Group and hence this is an equity-settled share plan.

The total aggregate number of shares issuable under the ESO Plans and/or Restricted Stock Units Plan (“RSU Plan”) shall not exceed 7.5% of the fully diluted share capital of the Group.

The exercise price of the options is determined by the valuation of the Group’s ordinary shares immediately preceding the date of the grant. The vesting of the options is conditional on the key management personnel or employees completing the specific service conditions to the Group. All employee stock options shall expire on the 10th anniversary of their grant date unless otherwise provided in the participant’s option grant agreement. The options may be exercised in full or in part on the payment of the exercise price. The persons to whom the options have been issued have no right to participate by virtue of the options in any share issue of any other Group. The Group has no legal or constructive obligation to repurchase or settle the options in cash.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

23.	Share and capital reserve (continued)

(a)	Employee Stock Option Plan (continued)

Set out below are summaries of options granted under the plan:

	2020		2019
	Weighted average exercise price	Number of stock options	Weighted average exercise price	Number of stock options
Beginning of financial year	$186.19	125,371	$134.56	87,344
Granted during the year	—	—	$262.77	49,900
Exercised during the year	$159.84	(13,228)	—	—
Forfeited during the year	$235.10	(1,329)	$128.17	(11,873)

End of financial year	$188.75	110,814	$186.19	125,371

Vested and exercisable at 31 December	$162.67	43,688	$161.79	56,790

The weighted average share price at the date of exercise of options exercised during the year ended 31 December 2020 was $159.84 (2019: not applicable).

No options expired during the periods covered by the above tables.

Stock options outstanding at the end of the year have the following weighted average remaining contractual life and exercise prices:

	2020		2019
Exercise price	Stock options outstanding	Weighted average remaining contractual life (years)	Stock options outstanding	Weighted average remaining contractual life (years)
$124.63	1,102	6.02	1,355	7.03
$125.61	39,214	5.33	46,560	6.33
$142.00	12,151	7.00	13,952	8.00
$164.00	12,187	7.40	13,604	8.40
$262.77	46,160	8.28	49,900	9.28

	110,814		125,371

The fair value of options granted on 1 April 2019 and 9 December 2019 are determined using the Black-Scholes Option Pricing Model. The significant inputs into the model were shown below.

	1 April 2019	9 December 2019
Share price at grant date	$300.39	$269.54
Exercise price	$262.77	$262.77
Expected volatility	32%	42%
Dividend yield	Nil	Nil
Option life	Up to 10 years	Up to 10 years
Annual risk-free interest rate	2.18%	1.61%

The volatility applied is based on the historical volatility of comparable public-listed companies.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

23.	Share and capital reserve (continued)

(b)	Non-Executive Directors Plan

On 4 October 2019, the members of the Group approved the Group’s Non-Executive Directors Share Plan (“NED Plan”).

The objective of the NED Plan is to promote the interests of the Group by providing non-executive directors of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group. Accordingly, the vesting of these options is upon meeting certain period of service. Upon vesting, the awardees are issued with options and/or shares of the Group and hence this is an equity-settled share plan.

The NED Plan is administered by the Remuneration Committee who are appointed by the members of the Board of Directors.

Pursuant to the NED Plan (“NED Options”), the Group issued options to subscribe for 3,209 ordinary shares in the Group at an exercise price of $317.90 per ordinary share were granted on 4 October 2019. The fair value of options granted is determined using the Black-Scholes Option Pricing Model and the grant date fair value per option is $89.84.

Movements in the number of unissued ordinary shares under option and their exercise prices are as follows:

	No. of ordinary shares under option
	Beginning of financial year	Granted during financial year	Forfeited during financial year	Exercised during financial year	End of financial year	Exercise price	Exercise period	Remaining contractual life (years)
2020
- 4 October 2019	3,209	—	—	—	3,209	$317.90	4.10.20 to 3.9.24	3.68

	3,209	—	—	—	3,209

2019
- 4 October 2019	—	3,209	—	—	3,209	$317.90	4.10.20 to 3.9.24	4.68

	—	3,209	—	—	3,209

Out of the unexercised options for 3,209 (2019: 3,209) shares, options for 1,602 (2019: 801) shares are exercisable at the balance sheet date

The fair value of options granted on 4 October 2019 is determined using the Black-Scholes Option Pricing Model. The significant inputs into the model were the share price at the grant date of $269.54, the exercise price of $317.90, expected volatility of expected share price returns of 42%, dividend yield of nil, the option life of up to 5 years and the annual risk-free interest rate of 1.61%. The volatility applied is based on the historical volatility of comparable public-listed companies.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

23.	Share and capital reserve (continued)

(c)	Restricted Stock Units Plan

On 4 April 2016, the members of the Group approved the Group’s Restricted Stock Units Plan (“RSU Plan”).

The objective of the RSU Plan is to promote the interests of the Group by providing the certain key personnel with an appropriate incentive to encourage them to continue their employment with the Group and to improve the growth, profitability and financial success of the Group. Accordingly, these service and performance conditions are included as part of the vesting conditions. Upon vesting, the awardees are issued with shares of the Group and hence this is an equity-settled share plan.

The ESO and RSU Plans are administered by the Remuneration Committee who are appointed by the members of the Board of Directors. The total aggregate number of shares issuable under the ESO Plans and/or RSU Plan shall not exceed 7.5% of the fully diluted share capital of the Group.

There were no shares granted under the RSU Plan for the financial year.

(d)	Omnibus Equity Incentive Plan

On 4 October 2019, the members of the Group approved the Group’s Omnibus Equity Incentive Plan (“Omnibus Plan”).

The objective of the Omnibus Plan is to promote the interests of the Group by providing selected employees and executive directors of the Group with an appropriate incentive to encourage them to continue their employment with the Group and to improve the growth, profitability and financial success of the Group. Accordingly, these service and performance conditions are included as part of the vesting conditions. Upon vesting, the awardees are issued with options and/or shares of the Group and hence this is an equity-settled share plan.

The Omnibus Plan is administered by the Remuneration Committee who are appointed by the members of the Board of Directors.

On 30 November 2019, 57,242 restricted stock units in the Group were granted pursuant to the Omnibus Plan (“2020 RSU”). The grant date fair value per RSU is $269.54.

On 1 January 2020, 14 September 2020, 1 October 2020 and 19 October 2020, 6,291, 7,200, 72 and 421 restricted stock units in the Group were granted pursuant to the Omnibus Plan (“2020 RSU”) respectively. The grant date weighted average fair value per RSU is $223.78.

The shares vested during the financial year and share awards outstanding at the end of the financial year for the RSU Plan and Omnibus Plan were as follows:

	Beginning of financial year	Granted during financial year	Vested during financial year	Share award forfeited	End of financial year
Group
2020	60,268	13,984	(8,918)	(629)	64,705

2019	11,014	57,242	(7,988)	—	60,268

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

23.	Share and capital reserve (continued)

(e)	Capital reserve

Capital reserve comprises the following item:

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Gain on re-issuance of treasury shares (Note 22(b))	785	130	130

Total capital reserve	785	130	130

24.	Warrants

	No. of warrants	Amount
		$’000
Group
2020
Beginning and end of financial year	112,000	5,742

2019
Beginning and end of financial year	112,000	5,742

On 12 October 2018, in conjunction with issuance of Series D1 and D2 preference shares, the Group issued a total of 112,000 warrants at a price of $52.33 per warrant. Each warrant carries the right to subscribe for one new ordinary share in the capital of the Group within 60 months following the date of issuance at an exercise price of $341.60 per warrant. The Group has a right to accelerate the exercise period subject upon meeting certain conditions.

25.	Financial risk management

Financial risk factors

The Group’s activities expose it to market risk (including currency risk, interest rate risk and price risk), credit risk and liquidity risk. The Group’s overall risk management strategy seeks to minimise any adverse effects from the unpredictability of financial markets on the Group’s financial performance.

The Board of Directors is responsible for setting the objectives and underlying principles of financial risk management for the Group.

(a)	Market risk

(i)	Currency risk

The Group operates in South East Asia with operations in Singapore, Malaysia, Indonesia, Thailand and Vietnam.

Currency risk arises within entities in the Group when transactions are denominated in foreign other than the functional currency of the entities within the Group. The Group’s business operations are not exposed to significant foreign currency risks as it has no significant transactions denominated in foreign currency of the entities within the Group.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(a)	Market risk (continued)

(ii)	Cash flow and fair value interest rate risks

Cash flow interest rate risk is the risk that the future cash flows of a financial instrument will fluctuate because of changes in market interest rates. Fair value interest rate risk is the risk that the fair value of a financial instrument will fluctuate due to changes in market interest rates. As the Group have no variable interest-bearing financial instrument, the Group’s income and operating cash flows are substantially independent of changes in market interest rates.

(b)	Credit risk

Credit risk is the risk of loss that may arise on outstanding financial instruments should a counterparty default on its obligations.

Risk management

The Group’s exposure to credit risk arises primarily from trade and other receivables. For other financial assets (including cash and deposits), the Group minimise credit risk by dealing exclusively with high credit rating financial institutions.

The Group’s objective is to seek continual revenue growth while minimising losses incurred due to increased credit risk exposure. The Group trades only with recognised and creditworthy third parties. It is the Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures.

As the Group does not hold any collateral, the maximum exposure to credit risk for each class of financial instruments is the carrying amount of that class of financial instruments presented on the balance sheet.

The credit risk for receivables from third parties (based on the origin of the customer’s geography) based on the information provided to key management is as follows:

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
By geographical areas
Singapore	4,239	3,329	2,172
Malaysia	2,070	1,085	1,379
Thailand	1,378	2,053	1,131
Indonesia	1,433	1,236	754
Vietnam	709	357	88
Other countries	1,173	857	331

	11,002	8,917	5,855

Credit rating

The Group considers the probability of default upon initial recognition of assets and whether there has been a significant increase in credit risk on an ongoing basis throughout each reporting period. To

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(b)	Credit risk (continued)

Credit rating (continued)

assess whether there is a significant increase in credit risk, the Group compares the risk of a default occurring on the asset as of the reporting date with the risk of default as of the date of initial recognition. It considers available reasonable and supportable forward-looking information.

The following indicators are incorporated:

•	actual or expected significant adverse changes in business, financial or economic conditions that are expected to cause a significant change to the debtor’s ability to meet its obligations

•	significant changes in the expected performance and behaviour of the debtor, including changes in the payment status of debtor in the group and changes in the operating results of the debtor.

•	macroeconomic information such as market growth rates

Regardless of the analysis above, a significant increase in credit risk is presumed if a debtor is more than 30 days past due in making a contractual payment, as determined by the Group’s historical collections records.

The Group defines a financial instrument as default, which is fully aligned with the definition of credit-impaired, when it meets one or more of the following criteria:

Quantitative criteria:

The Group defines a financial instrument as default, when the counterparty fails to make contractual payment within 180 days of when they fall due.

Qualitative criteria:

The debtor meets unlikeliness to pay criteria, which indicates the debtor is in significant financial difficulty. The Group considers the following instances:

•	the debtor is in breach of financial covenants;

•	concessions have been made by the lender relating to the debtor’s financial difficulty;

•	it is becoming probable that the debtor will enter bankruptcy or other financial reorganisation; and

•	the debtor is insolvent.

Financial instruments that are credit-impaired are assessed on individual basis.

Impairment of financial assets

Trade receivables are subject to more than immaterial credit losses where the expected credit loss (“ECL”) model has been applied.

The Group has applied the simplified approach by using the provision matrix to measure the lifetime expected credit losses for trade receivables.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(b)	Credit risk (continued)

Impairment of financial assets (continued)

The measurement of ECL reflects:

•	an unbiased and probability-weighted amount that is determined by evaluating a range of possible outcomes;

•	the time value of money; and

•	reasonable and supportable information that is available without undue cost or effort at the reporting date about past events, current conditions and forecasts of future economic conditions.

Groupings of instruments for ECL measured on collective basis;

(i)	Collective assessment

To measure ECL, trade receivables have been grouped based on shared credit risk characteristics such as geographical location and the days past due.

(ii)	Individual assessment

Trade receivables which are in default or credit-impaired are assessed individually.

Trade receivables are written off when there is no reasonable expectation of recovery. Indicators that there is no reasonable expectation of recovery include, amongst others, the failure of a debtor to engage in a repayment plan with the Group, and a failure to make contractual payments for a period of greater than 365 days past due.

Impairment losses on trade receivables are presented as net impairment losses within operating profit. Subsequent recoveries of amounts previously written off are credited against the same line item.

The movement in impairment loss on trade receivables during the year is as follows:

Trade receivables

	2020	2019
	$’000	$’000
Beginning of financial year	3,529	2,439
Allowance made	3,116	2,149
Allowance written back	(845)	(633)
Allowance written off	(947)	(450)
Currency revaluation adjustment	(30)	24

End of financial year	4,823	3,529

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(b)	Credit risk (continued)

Impairment of financial assets

For specific trade receivables identified by the Group to be credit impaired, the Group recognised a loss allowance equal to lifetime expected credit loss of $4,324,000 (2019: $3,211,000) in respect of Group’s receivables, as follows:

Trade receivables

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Gross amount	4,324	3,211	2,272
Less: Allowance for impairment	(4,324)	(3,211)	(2,272)

	—	—	—

The impaired receivables arise mainly from receivables that are long overdue.

The Group has concluded that the credit loss for non-specific trade receivables as of 31 December 2020 is immaterial.

Cash and cash equivalents

The Group held cash and cash equivalents of $94,777,000 and $19,346,000 respectively (2019: $37,098,000 and $17,278,000) with banks which are rated AAA and AA+ based on Standard & Poor and consider to have low credit risk. The cash balances are measured on 12-month expected credit losses and subject to immaterial credit loss.

(c)	Liquidity risk

Liquidity risk is the risk that the Group will encounter difficulty in meeting financial obligations due to shortage of funds. The Group’s exposure to liquidity risk arises primarily from mismatches of the maturities of financial assets and liabilities.

The Group manages its liquidity risk by ensuring the availability of funding.

Funding is obtained mainly from intercompany advances and investments from shareholders. The Group monitors working capital projections regularly, to ensure that the Group has adequate working capital to meet current requirements.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(c)	Liquidity risk (continued)

The table below analyses non-derivative financial liabilities of the Group into relevant maturity groupings based on the remaining period from the balance sheet date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows. Balances due within 12 months equal their carrying amounts as the impact of discounting is not significant.

	Less than 1 year	More than 1 year
	$’000	$’000
At 31 December 2020
Trade and other payables	22,328	498
Lease liabilities	4,287	14,597
Convertible notes (including contractual interest)	11,525	—
Preference shares	208,425	—

At 31 December 2019
Trade and other payables	28,529	—
Lease liabilities	4,291	17,402
Convertible notes (including contractual interest)	437	12,951
Preference shares	102,761	—

At 1 January 2019
Trade and other payables	24,482	11,247
Lease liabilities	1,646	3,082
Convertible notes (including contractual interest)	32,881	13,388
Preference shares	—	102,761

The Group’s derivative financial liabilities as of 31 December 2020 do not give rise to any future cash outflows as they can only be settled via the issuance of the Group’s ordinary shares.

(d)	Capital risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern and to maintain an optimal capital structure so as to maximise shareholder value. In order to maintain or achieve an optimal capital structure, the Group may adjust the amount of dividend payment, return capital to shareholders, issue new shares, buy back issued shares, obtain new borrowings or sell assets to reduce borrowings.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(d)	Capital risk (continued)

The Directors monitor the Group’s capital based on net debt, if any, and total capital. Net debt is calculated as borrowings plus trade and other payables less cash and cash equivalents. Total capital is calculated as total equity plus preference shares and net debt, if any.

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Net debt	N/M	15,003	8,059
Preference shares	199,481	98,242	88,665
Total equity	(26,515)	(20,396)	(13,346)

Total capital	172,966	92,849	83,378

(e)	Fair value measurement

Liabilities measured and carried at fair value and classified by level of the following fair value measurement hierarchy:

(i)	quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1);

(ii)	inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly (i.e. as prices) or indirectly (i.e. derived from prices) (Level 2); and

(iii)	inputs for the asset or liability that are not based on observable market data (unobservable inputs) (Level 3).

As of 31 December 2020 and 2019 and 1 January 2019, liabilities carried at fair value are all Level 3 instruments.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(e)	Fair value measurement (continued)

The following table presents the changes in Level 3 instruments:

	Derivative financial liabilities - Series B conversion option	Derivative financial liabilities - Convertible note conversion option	Contingent consideration
	$’000	$’000	$’000
2020
Beginning of financial year	15,991	1,313	11,743
Fair value adjustment
- profit or loss (Note 7)	(15,051)	(1,313)	174
Currency translation	—	—	250
Contingent consideration paid in relation to acquisition of PG Vietnam	—	—	(12,167)

End of financial year	940	—	—

Total (gains)/losses for the period included in profit or loss for assets and liabilities held at the end of the financial year	(15,051)	(1,313)	424

2019
Beginning of financial year	—	788	23,268
Fair value adjustment
- profit or loss (Note 7)	15,991	525	705
Contingent consideration paid in relation to acquisition of PG Vietnam	—	—	(5,454)
Contingent consideration paid in relation to acquisition of Ensign	—	—	(6,776)

End of financial year	15,991	1,313	11,743

Total losses for the period included in profit or loss for assets and liabilities held at the end of the financial year	15,991	525	705

There are no transfers of financial instruments between any levels during the financial years ended 31 December 2020 and 2019.

The carrying amount less impairment provision of trade receivables and payables are assumed to approximate their fair values. The fair value of financial liabilities for disclosure purposes is estimated based on quoted market prices or dealer quotes for similar instruments by discounting the future contractual cash flows at the current market interest rate that is available to the Group for similar financial instruments.

The Level 3 contingent consideration for the acquisition of PG Vietnam and Ensign used net profit margin, estimated to be above 19.3%, and EBITDA, estimated to be above USD700,000

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

25.	Financial risk management (continued)

(e)	Fair value measurement (continued)

(approximately $950,000) for PG Vietnam, multiple of average EBITDA estimated to be above 7.5x (capped at USD5,500,000 (approximately $6,797,000)) for Ensign, as the unobservable inputs respectively. The maximum contingent consideration will be paid out based on these estimates.

The Level 3 derivative financial liabilities were valued using a probability weighted option pricing model. The unobservable inputs used in the fair value measurement include the probabilities of the various scenarios of the settlement of the convertible notes. The fair value of the derivative financial liabilities may increase or decrease depending on the probability and timing of various scenarios.

(f)	Financial instruments by category

The carrying amount of the different categories of financial instruments is as disclosed:

	31 December		1 January
	2020	2019	2019
	$’000	$’000	$’000
Financial assets, at amortised cost	107,183	36,557	77,354
Financial liabilities, at FVTPL	940	29,047	23,268
Financial liabilities, at amortised cost	232,381	108,851	142,853

26.	Related party transactions

In addition to the information disclosed elsewhere in the financial statements, there were no transactions that took place between the Group and related parties.

Key management personnel compensation

Key management personnel compensation is as follows:

	2020	2019
	$’000	$’000
Wages and salaries	839	1,020
Employer’s contribution to defined contribution plans	17	23
Benefits in kind	61	67
Directors’ remuneration by way of:
- Cash	313	85
- Share grants and options	280	148

	1,510	1,343

27.	Business combinations

On 8 December 2020, the Group acquired 100% equity interest of MyProperty Data Sdn Bhd (“MPD”). The principal activity of the MPD is to test, inspect and provide consultancy services to property and other industries.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

27.	Business combinations (continued)

Details of the consideration paid, the assets acquired and liabilities assumed and the effects on the cash flows of the Group, at the acquisition date, are as follows:

(a)	Purchase consideration

$’000
Cash paid	2,411
Deferred consideration payable (Note 17)	413

Consideration transferred for the business	2,824

(b)	Effect on cash flows of the Group

$’000
Cash paid (Note (a) above)	2,411
Less: Cash and cash equivalents in subsidiary acquired	(26)

2,385

(c)	Identifiable assets acquired and liabilities assumed

At fair value
$’000
Cash at bank	26
Plant and equipment (Note 15)	1
Acquired computer software (Note 14(c) and Note (f) below)	348
Internally developed computer software (Note 14(d) and Note (f) below)	107
Property data (Note 14(f) and Note (f) below)	183
Trade and other receivables (Note (e) below)	103

Total assets	768

Deferred tax liabilities (Note 20)	69
Trade and other payables	80

Total liabilities	149

Total identifiable net assets	619

Add: Goodwill (Note 14(a) and Note (g) below)	2,205

Consideration transferred for the business	2,824

(d)	Acquisition-related costs

Acquisition-related costs of $103,000 are included in “legal and professional expenses” in the consolidated statements of comprehensive income and in operating cash flows in the consolidated statements of cash flows for the financial year ended 31 December 2020.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

27.	Business combinations (continued)

(e)	Acquired receivables

The fair value and gross contractual amount of trade and other receivables is $103,000. There are no contractual cash flows not expected to be collected.

(f)	Fair values

The fair value of the acquired identifiable intangible assets of $348,000 (acquired computer software), $107,000 (internally developed computer software) and $183,000 (property data) are provisionally recognised as of the balance sheet date.

(g)	Goodwill

The goodwill of RM 6,665,000 ($2,205,000) arising from the acquisition is attributable to future revenue growth, synergies with the existing business and the ability to better monetise the brand through existing channels.

(h)	Revenue and profit contribution

The MPD business contributed revenue of $36,000 and net loss of $57,000 to the Group for the period from 8 December 2020 to 31 December 2020.

Had MPD been acquired from 1 January 2020, the Group’s consolidated revenue and consolidated loss for the year ended 31 December 2020 would have been $82,669,000 and $11,349,000 respectively.

28.	Events occurring after balance sheet date

(a)	Facility Agreement

On 23 December 2020, the Group entered into a $16,000,000 2 year loan facility agreement with several lenders to refinance the redemption of the convertible note of $11,261,000, payment of related costs in relation to this facility and for the working capital of the Group. $600,000 of the loan facility was with lenders who are key management personnel of the Group, at equivalent terms to those of third-party lenders. The loan facility bear interest at 2% per annum payable at the last day of each interest period of six months and 6% per annum payable at the termination date which is 24 months from the date the loan was drawndown. Effective interest rate for this loan facility is at 8.16%. The Group had utilised the facility on 8 January 2021. The Group received $5,000,000 as advances for the loan facility before the financial year ended 31 December 2020 (Note 17).

(b)	Acquisition

On 30 May 2021, the parent company entered into a Share Purchase Agreement with iProperty Group Asia Pte. Ltd. (the “Seller”), to acquire 100% of the issued shares of its direct and indirect subsidiaries for a total consideration of $198,500,000. The entities acquired are as follows:

(i)	iProperty.com Malaysia Sdn. Bhd.;

(ii)	Brickz Research Sdn. Bhd.[1];

[1]	Subsidiary of iProperty.com Malaysia Sdn. Bhd.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

28.	Events occurring after balance sheet date (continued)

(b)	Acquisition (continued)

(iii)	IPGA Management Services Sdn. Bhd.;

(iv)	iProperty (Thailand) Co., Ltd.;

(v)	Prakard IPP Co., Ltd. [2]; and

(vi)	Kid Ruang Yu Co., Ltd.[2]

The transaction was subjected to the satisfaction of Conditions Precedent as set out in the Agreement and was completed on 3 August 2021. As part of the Conditions Precedent set out in the Agreement, all outstanding preference shares of the Group, including the Series B, Series C, Series D1, Series D2, Series E and Series F preference shares, were converted into ordinary shares of the Group. The consideration was satisfied on closing by the allotment and issue of 636,815 new ordinary shares by the parent company to the Seller in the capital of the parent company. There are no contingent consideration. The acquisition is expected to increase the group’s market share and bring significant synergies to the group.

The financial effects of this transaction have not been recognised at 31 December 2020. The operating results and assets and liabilities of the entities acquired will be consolidated from 3 August 2021.

At the time the financial statements were authorised for issue, the Group had not yet completed the accounting for the acquisition of the acquired entities.

(c)	Business Combination Agreement

On 23 July 2021, the parent company entered into a business combination agreement (the “Business Combination Agreement”) with Bridgetown 2 Holdings Limited, a Cayman Islands exempted company limited by shares (“Acquiror”), PropertyGuru Group Limited, a Cayman Islands exempted company limited by shares (“PubCo”) and B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”).

Acquiror is a blank check company incorporated as a Cayman Islands exempted company that consummated its initial public offering on 28 January 2021 of 29,900,000 Class A ordinary shares, par value US$0.0001 per share, including the exercise in full of the underwriters 45-day option to purchase up to an additional 3,900,000 Class A Ordinary Shares, at a price of US$10.00 per share, generating gross proceeds to Acquiror of US$299,000,000. Simultaneously with the closing of Acquiror’s initial public offering, Acquiror completed the private sale of an aggregate of 12,960,000 private placement warrants to its sponsor at a purchase price of US$0.50 per private placement warrant, generating gross proceeds to Acquiror of US$6,480,000. A total of US$299,000,000 was placed in a U.S.-based trust account.

In accordance with the terms and subject to the conditions of the Business Combination Agreement:

•	Acquiror will merge with and into PubCo, with PubCo being the surviving entity.

•	Amalgamation Sub and the parent company will amalgamate and continue as one company, with the parent company being the surviving entity and a wholly-owned subsidiary of PubCo.

[2]	Subsidiary of iProperty (Thailand) Co., Ltd.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

28.	Events occurring after balance sheet date (continued)

(c)	Business Combination Agreement (continued)

•

Existing shareholders of the parent company will exchange their shares, restricted stock unit awards, options and warrants in or of the parent company for shares, restricted stock unit awards, options and warrants (as the case may be) in or of PubCo pursuant to a specified exchange ratio.

Substantially concurrently with the execution and delivery of the Business Combination Agreement, Acquiror and PubCo entered into subscription agreements with certain third-party investors pursuant to which such investors committed to subscribe for and purchase, in the aggregate, 13,193,068 PubCo ordinary shares for US$10 per share for an aggregate purchase price equal to US$131,930,680 (the “PIPE Investment”), which includes REA Group Ltd’s exercise of an existing option for an additional US$31.9 million equity investment in the parent company.

As part of the business combination, PubCo will assume and amend and restate the parent company’s existing employee equity incentive plans into PubCo’s equity incentive plans.

The total expected proceeds from the business combination, including cash held in a trust account by Acquiror and the PIPE Investment, is US$392.9 million (assuming no Acquiror shareholders elect to have their Acquiror shares redeemed for cash as permitted). The business combination is expected to close in the fourth quarter of 2021 or the first quarter of 2022, subject to, among other things, the approval of the shareholders of Acquiror and the shareholders of the parent company. Upon consummation of the business combination, PubCo will become a publicly traded corporation on New York Stock Exchange. Following the business combination, the existing parent company shareholders will hold a controlling interest in PubCo.

29.	New or revised accounting standards and interpretations

Below are the mandatory standards, amendments and interpretations to existing standards that have been published, and are relevant for the Group’s accounting periods beginning on or after 1 January 2021 and which the Group has not early adopted.

Amendments to IAS 1 Presentation of Financial Statements:

Classification of Liabilities as Current or Non-current (effective for annual periods beginning on or after 1 January 2023)

The narrow-scope amendments to IAS 1 Presentation of Financial Statements clarify that liabilities are classified as either current or non-current, depending on the rights that exist at the end of the reporting period. Classification is unaffected by the expectations of the entity or events after the reporting date (e.g. the receipt of a waiver or a breach of covenant). The amendments also clarify what IAS 1 means when it refers to the ‘settlement’ of a liability.

The amendments could affect the classification of liabilities, particularly for entities that previously considered management’s intentions to determine classification and for some liabilities that can be converted into equity.

The Group does not expect any significant impact arising from applying these amendments.

PROPERTYGURU PTE. LTD. AND ITS SUBSIDIARIES

NOTES TO THE FINANCIAL STATEMENTS

For the financial years ended 31 December 2020 and 2019

(in Singapore dollars)

30.	Authorisation of financial statements

These financial statements were authorised for issue in accordance with a resolution of the Board of Directors of PropertyGuru Pte. Ltd. on 17 September 2021, except for the revised Note 4 on segment information which retrospectively reflects the change in composition of reportable segments, which was approved by the Board of Directors on 3 December 2021.

BRIDGETOWN 2 HOLDINGS LIMITED

CONDENSED BALANCE SHEETS

	September 30, 2021	December 31, 2020
	(Unaudited)
ASSETS
Current assets
Cash	$295,349	$25,000
Prepaid expenses	184,076	—

Total Current Assets	479,425	25,000
Deferred offering costs	—	142,954
Investments held in Trust Account	299,012,025	—

TOTAL ASSETS	$299,491,450	$167,954

LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)
Current liabilities
Accrued expenses	$2,985,026	$—
Accrued offering costs	—	62,302
Advance from related parties	400,000	—
Promissory note – related party	300,000	90,652

Total Current Liabilities	3,685,026	152,954
Warrant liability	9,460,800	—
Deferred underwriting fee payable	8,715,000	—

Total Liabilities	21,860,826	152,954

Commitments and Contingencies
Class A ordinary shares subject to possible redemption 29,900,000 and no shares at redemption value as of September 30, 2021 and December 31, 2020, respectively	299,000,000	—

Shareholders’ Equity (Deficit)
Preference shares, $0.0001 par value; 1,000,000 shares authorized; none issued or outstanding	—	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; no shares issued or outstanding (excluding 29,900,000 and no shares subject to possible redemption as of September 30, 2021 and December 31, 2020, respectively)	—	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,475,000 shares issued and outstanding as of September 30, 2021 and December 31, 2020	748	748
Additional paid-in capital	—	24,252
Accumulated deficit	(21,370,124)	(10,000)

Total Shareholders’ Equity (Deficit)	(21,369,376)	15,000

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY (DEFICIT)	$299,491,450	$167,954

The accompanying notes are an integral part of the unaudited condensed financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

CONDENSED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three Months Ended September 30,		Nine Months Ended September 30,	For the Period from June 24, 2020 (Inception) through September 30,
	2021	2020	2021	2020
Operating costs	$2,472,204	$—	$4,239,694	$10,000

Loss from operations	(2,472,204)	—	(4,239,694)	(10,000)

Other income (expense):
Interest earned on investments held in Trust Account	4,516	—	12,025	—
Change in fair value of warrant liability	8,035,200	—	(2,980,800)	—

Total other income (expenses), net	8,039,716	—	(2,968,775)	—
Net income (loss)	$5,567,512	$—	$(7,208,469)	$(10,000)

Basic and diluted weighted average shares outstanding, Class A ordinary shares	29,900,000	—	26,833,333	—

Basic and diluted net income (loss) per share, Class A ordinary shares	0.15	—	(0.20)	—

Basic and diluted weighted average shares outstanding, Class B ordinary shares	7.475,000	1	7,375,000	1

Basic and diluted net income (loss) per share, Class B ordinary shares	0.15	0.00	(0.20)	(0.00)

The accompanying notes are an integral part of the unaudited condensed financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

(UNAUDITED)

FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2021

(RESTATED)

	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Equity (Deficit)
	Shares	Amount	Shares	Amount
Balance — December 31, 2020	—	$—	7,475,000	$748	$24,252	$(10,000)	$15,000
Accretion for Class A ordinary shares to redemption amount	—	—	—	—	(24,252)	(14,151,655)	(14,175,907)
Net loss	—	—	—	—	—	(9,911,473)	(9,911,473)

Balance – March 31, 2021 (unaudited – See Note 2 as restated)	—	$—	7,475,000	$748	$—	$(24,073,128)	$(24,072,380)
Net loss	—	—	—	—	—	(2,864,508)	(2,864,508)

Balance – June 30, 2021 (unaudited – See Note 2 as restated)	—	$—	7,475,000	$748	$—	$(26,937,636)	$(26,936,888)
Net income	—	—	—	—	—	5,567,512	5,567,512

Balance – September 30, 2021 (unaudited)	—	$—	7,475,000	$748	$—	$(21,370,124)	$(21,369,376)

The accompanying notes are an integral part of the unaudited condensed financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

CONDENSED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY (DEFICIT)

(UNAUDITED)

FOR THE PERIOD FROM JUNE 24, 2020 (INCEPTION) TO SEPTEMBER 30, 2020

	Class A Ordinary Shares		Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholders’ Deficit
	Shares	Amount	Shares	Amount
Balance — June 24, 2020 (Inception)	—	$—	—	$—	$—	$—	$—
Issuance of Class B ordinary shares	—	—	1	—	—	—	—
Net loss	—	—	—	—	—	(10,000)	(10,000)

Balance – June 30, 2020 (unaudited)	—	$—	1	$—	$—	$(10,000)	$(10,000)
Net income (loss)	—	—	—	—	—	—	—

Balance – September 30, 2020 (unaudited)	—	$—	1	$—	$—	$(10,000)	$(10,000)

The accompanying notes are an integral part of the unaudited condensed financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

CONDENSED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Nine Months Ended September 30, 2021	For the Period from June 24, 2020 (Inception) through September 30, 2020
Cash Flows from Operating Activities:
Net loss	$(7,208,469)	$(10,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Interest earned on investments held in Trust Account	(12,025)	—
Change in fair value of warrant liability	(4,406,400)	—
Loss on initial issuance of private warrants	7,387,200	—
Transaction costs related to warrant liability	22,869	—
Changes in operating assets and liabilities:
Prepaid expenses	310,924	—
Accrued expenses	2,985,026	10,000

Net cash used in operating activities	(920,875)	—

Cash Flows from Investing Activities:
Investment in cash into Trust Account	(299,000,000)	—

Net cash used in investing activities	(299,000,000)	—
Cash Flows from Financing Activities:
Proceeds from sale of Class A ordinary shares, net of underwriting discounts paid	294,020,000	—
Proceeds from sale of Private Placements Warrants	6,480,000	—
Advances from related party	437,800	—
Repayment of advances from related party	(896,576)	—
Proceeds from promissory note – related party	150,000	—

Net cash provided by financing activities	300,191,224	—
Net Change in Cash	270,349	—
Cash – Beginning	25,000	—

Cash – Ending	$295,349	$—

Non-cash investing and financing activities:
Offering costs paid through advances	$363,776	$—

Offering costs paid through promissory note	$59,348	$80,652

Payment of prepaid expenses through advances	$495,000	$—

Deferred underwriting fee payable	$8,715,000	$—

The accompanying notes are an integral part of the unaudited condensed financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

NOTE 1. DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Bridgetown 2 Holdings Limited (the “Company”) was incorporated in the Cayman Islands on June 24, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of September 30, 2021, the Company had not commenced any operations. All activity through September 30, 2021 relates to the Company’s formation, the initial public offering (the “Initial Public Offering”), which is described below, and subsequent to the Initial Public Offering, identifying a target company for a Business Combination. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on January 25, 2021. On January 28, 2021, the Company consummated the Initial Public Offering of 29,900,000 Class A Ordinary Shares (the “Public Shares”) which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,900,000 Public Shares, at $10.00 per Public Shares, generating gross proceeds of $299,000,000 which is described in Note 4.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 12,960,000 warrants (the “Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant in a private placement to Bridgetown 2 LLC (the “Sponsor”), generating gross proceeds of $6,480,000, which is described in Note 5.

Transaction costs amounted to $14,198,776, consisting of $4,980,000 of underwriting fees, $8,715,000 of deferred underwriting fees and $503,776 of other offering costs. Offering costs amounting to $ 14,175,907 were charged to shareholders’ equity upon the completion of the Initial Public Offering, and $22,869 of the offering costs were related to the warrant liability and charged to the unaudited condensed statements of operations.

Following the closing of the Initial Public Offering on January 28, 2021, an amount of $299,000,000 ($10.00 per Public Share) from the net proceeds of the sale of the Public Shares in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), located in the United States and will be invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940 (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The rules of the stock exchange that the Company will list its securities on will require that the Company’s initial Business

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

Combination must be with one or more target businesses that have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the our signing a definitive agreement in connection with the initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act of 1940, as amended. There is no assurance that the Company will be able to complete a Business Combination successfully. On July 23, 2021, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, a Cayman Islands exempted company limited by shares (“PubCo”), B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”) (See Note 7).

The Company will provide the holders of its issued and outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The public shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and net of taxes payable), divided by the number of then issued and outstanding Public Shares. The per-share amount to be distributed to public shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 7). There will be no redemption rights upon the completion of a Business Combination with respect to the Company’s warrants.

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required by applicable law or stock exchange listing requirements and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by applicable law or stock exchange listing requirements, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote any Founder Shares (as defined in Note 6) and Public Shares held by it in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Memorandum and Articles of Association will provide that a public shareholder, together with any affiliate of

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares, without the prior consent of the Company. The Company may waive this restriction in its sole discretion.

The Sponsor and the Company’s officers and directors have agreed to waive: (i) their redemption rights with respect to any Founder Shares and Public Shares held by them in connection with the completion of the Company’s Business Combination and (ii) their redemption rights with respect to the Founder Shares and any Public Shares held by them in connection with a shareholder vote to approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination by January 28, 2023 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

The Company will have until January 28, 2023 to complete a Business Combination (the “Combination Period”). If the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 7) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per-share value of the assets remaining available for distribution will be less than the Initial Public Offering price per share ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 2. RESTATEMENT OF PREVIOUSLY ISSUED FINANCIAL STATEMENTS

In connection with the preparation of the Company’s condensed financial statements as of September 30, 2021, the Company concluded it should restate its financial statements to classify all Public Shares in temporary equity. In accordance with ASC 480, paragraph 10-S99, redemption provisions not solely within the control of the Company require ordinary shares subject to redemption to be classified outside of permanent equity. The Company previously determined the Class A ordinary shares subject to possible redemption to be equal to the redemption value of $10.00 per Class A ordinary shares while also taking into consideration a redemption cannot result in net tangible assets being less than $5,000,001. Previously, the Company did not consider redeemable shares classified as temporary equity as part of net tangible assets. Effective with these condensed financial statements, the Company revised this interpretation to include temporary equity in net tangible assets. Accordingly, effective with this filing, the Company presents all redeemable Class A ordinary shares as temporary equity and recognizes accretion from the initial book value to redemption value at the time of its Initial Public Offering and in accordance with ASC 480.

As a result, management has noted a reclassification adjustment related to temporary equity and permanent equity. This resulted in an adjustment to the initial carrying value of the Class A ordinary shares subject to possible redemption with the offset recorded to additional paid-in capital (to the extent available), accumulated deficit and Class A ordinary shares.

In connection with the change in presentation for the Class A ordinary shares subject to redemption, the Company also restated its income (loss) per ordinary share calculation to allocate net income (loss) evenly to Class A and Class B ordinary shares. This presentation contemplates a Business Combination as the most likely outcome, in which case, both classes of ordinary share pro rata in the income (loss) of the Company.

There has been no change in the Company’s total assets, liabilities or operating results due to this restatement.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

The impact of the restatement on the Company’s financial statements is reflected in the following table.

Balance Sheet as of January 28, 2021	As Previously Reported	Adjustment	As Restated
Class A ordinary shares subject to possible redemption	$272,429,020	$26,570,980	$299,000,000
Class A ordinary shares	$266	$(266)	$—
Additional paid-in capital	$12,419,059	$(12,419,059)	$—
Accumulated deficit	$(7,420,069)	$(14,151,655)	$(21,571,724)
Total Shareholders’ Equity (Deficit)	$5,000,004	$(26,570,980)	$(21,570,976)

Balance Sheet as of March 31, 2021 (unaudited)
Class A ordinary shares subject to possible redemption	$269,927,610	$29,072,390	$299,000,000
Class A ordinary shares	$291	$(291)	$—
Additional paid-in capital	$14,920,444	$(14,920,444)	$—
Retained earnings	$(9,921,473)	$(14,151,655)	$(24,073,128)
Total Shareholders’ Equity (Deficit)	$5,000,010	$(29,072,390)	$(24,072,380)

Balance Sheet as of June 30, 2021 (unaudited)
Class A ordinary shares subject to possible redemption	$267,063,110	$31,936,890	$299,000,000
Class A ordinary shares	$319	$(319)	$—
Additional paid-in capital	$17,784,916	$(17,784,916)	$—
Retained earnings	$(12,785,981)	$(14,151,655)	$(26,937,636)
Total Shareholders’ Equity (Deficit)	$5,000,002	$(31,936,890)	$(26,936,888)

Statement of Operations for the Three Months Ended March 31, 2021 (Unaudited)	As Previously Reported	Adjustment	As Restated
Basic and diluted weighted average shares outstanding, Class A ordinary shares	29,900,000	(9,302,222)	20,597,778
Basic and diluted net income per share, Class A ordinary shares	$—	$(0.36)	$(0.36)
Basic and diluted weighted average shares outstanding, Class B ordinary shares	7,171,667	—	7,171,667
Basic and diluted net loss (income) per share, Class B ordinary shares	$(1.38)	$1.02	$(0.36)

Statement of Operations for the Three Months Ended June 30, 2021 (Unaudited)	As Previously Reported	Adjustment	As Restated
Basic and diluted weighted average shares outstanding, Class A ordinary shares	29,900,000	—	29,900,000
Basic and diluted net income per share, Class A ordinary shares	$—	$(0.08)	$(0.08)
Basic and diluted weighted average shares outstanding, Class B ordinary shares	7,475,000	—	7,475,000
Basic and diluted net loss (income) per share, Class B ordinary shares	$(0.38)	$0.30	$(0.08)

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

Statement of Operatio ns for the Six Months Ended June 30, 2021 (Unaudited)	As Previously Reported	Adjustment	As Restated
Basic and diluted weighted average shares outstanding, Class A ordinary shares	29,900,000	(4,625,414)	25,274,586
Basic and diluted net income per share, Class A ordinary shares	$—	$(0.39)	$(0.39)
Basic and diluted weighted average shares outstanding, Class B ordinary shares	7,324,171	—	7,324,171
Basic and diluted net loss (income) per share, Class B ordinary shares	$1.75	$(2.14)	$(0.39)

Statement of Cash Flows for the three months ended March 31, 2021 (unaudited)	As Previously Reported	Adjustment	As Restated
Initial classification of Class A ordinary shares subject to possible redemption	$272,429,020	$26,570,980	$299,000,000
Change in value of Class A ordinary shares subject to possible redemption	$(2,501,410)	$2,501,410	$—

Statement of Cash Flows for the sixth months ended June 30, 2021 (unaudited)	As Previously Reported	Adjustment	As Restated
Initial classification of Class A ordinary shares subject to possible redemption	$272,429,020	$26,570,980	$299,000,000
Change in value of Class A ordinary shares subject to possible redemption	$(5,365,910)	$(5,365,910)	$—

NOTE 3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying unaudited condensed financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and in accordance with the instructions to Form 10-Q and Article 8 of Regulation S-X of the SEC. Certain information or footnote disclosures normally included in financial statements prepared in accordance with GAAP have been condensed or omitted, pursuant to the rules and regulations of the SEC for interim financial reporting. Accordingly, they do not include all the information and footnotes necessary for a complete presentation of financial position, results of operations, or cash flows. In the opinion of management, the accompanying unaudited condensed financial statements include all adjustments, consisting of a normal recurring nature, which are necessary for a fair presentation of the financial position, operating results and cash flows for the periods presented.

The accompanying unaudited condensed financial statements should be read in conjunction with the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on March 25, 2021. The interim results for the three and nine months ended September 30, 2021 are not necessarily indicative of the results to be expected for the year ending December 31, 2021 or for any future interim periods.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statement with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of the unaudited condensed financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. One of the more significant accounting estimates included in these financial statements is the determination of the fair value of the warrant liability. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of September 30, 2021 and December 31, 2020.

Offering Costs

Offering costs consist of legal, accounting, underwriting fees and other costs incurred through the balance sheet date that are directly related to the Initial Public Offering. Offering costs were allocated to the separable financial instruments issued in the Initial Public Offering based on a relative fair value basis, compared to total proceeds received. Offering costs allocated to warrant liabilities were expensed as incurred in the statements of operations. Offering costs amounting to $14,175,907 associated with the Class A ordinary shares issued were initially

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

charged to temporary equity and then accreted to ordinary shares subject to redemption upon the completion of the Initial Public Offering. Offering costs amounting to $22,869 were related to the warrant liabilities and charged to the statements of operations.

Class A Ordinary Shares Subject to Possible Redemption

The Company accounts for its Class A ordinary shares subject to possible redemption in accordance with the guidance in Accounting Standards Codification (“ASC”) Topic 480 “Distinguishing Liabilities from Equity.” Class A ordinary shares subject to mandatory redemption is classified as a liability instrument and is measured at fair value. Conditionally redeemable ordinary shares (including ordinary shares that feature redemption rights that is either within the control of the holder or subject to redemption upon the occurrence of uncertain events not solely within the Company’s control) is classified as temporary equity. At all other times, ordinary shares is classified as stockholders’ equity. The Company’s Class A ordinary shares features certain redemption rights that are considered to be outside of the Company’s control and subject to occurrence of uncertain future events. Accordingly, shares of Class A ordinary shares subject to possible redemption are presented as temporary equity, outside of the stockholders’ equity section of the Company’s balance sheets.

The Company recognizes changes in redemption value immediately as they occur and adjusts the carrying value of redeemable ordinary shares to equal the redemption value at the end of each reporting period.

At September 30, 2021, the Class A ordinary shares reflected in the condensed balance sheet are reconciled in the following table:

Gross proceeds	$299,000,000
Less:
Class A ordinary shares issuance costs	$(14,175,907)
Plus:
Accretion of carrying value to redemption value	$14,175,907

Class A ordinary shares subject to possible redemption	$299,000,000

Warrant Liability

The Company accounts for warrants as either equity-classified or liability-classified instruments based on an assessment of the warrant’s specific terms and applicable authoritative guidance in Financial Accounting Standards Board (“FASB”) ASC 480, Distinguishing Liabilities from Equity (“ASC 480”) and ASC 815, Derivatives and Hedging (“ASC 815”). The assessment considers whether the warrants are freestanding financial instruments pursuant to ASC 480, meet the definition of a liability pursuant to ASC 480, and whether the warrants meet all of the requirements for equity classification under ASC 815, including whether the warrants are indexed to the Company’s own ordinary shares, among other conditions for equity classification. This assessment, which requires the use of professional judgment, is conducted at the time of warrant issuance and as of each subsequent quarterly period end date while the warrants are outstanding.

For issued or modified warrants that meet all of the criteria for equity classification, the warrants are required to be recorded as a component of additional paid-in capital at the time of issuance. For issued or modified warrants that do not meet all the criteria for equity classification, the warrants are required to be recorded at their initial fair value on the date of issuance, and each balance sheet date thereafter. Changes in the estimated fair value of the warrants are recognized as a non-cash gain or loss on the statements of operations. The fair value of the warrants was estimated using a Modified Black Scholes approach (see Note 10).

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

Income Taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of September 30, 2021 and December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented.

Net Income (Loss) per Ordinary Share

The Company complies with accounting and disclosure requirements of FASB ASC Topic 260, “Earnings Per Share”. Net income (loss) per ordinary share is computed by dividing net income (loss) by the weighted average number of ordinary shares outstanding for the period. The Company applies the two-class method in calculating earnings per share. Accretion associated with the redeemable shares of Class A ordinary share is excluded from earnings per share as the redemption value approximates fair value.

The calculation of diluted income (loss) per share does not consider the effect of the warrants issued in connection with the (i) Initial Public Offering, and (ii) the private placement since the exercise of the warrants is contingent upon the occurrence of future events. The warrants are exercisable to purchase 12,960,000 Class A ordinary shares in the aggregate. For the respective periods ending September 30, 2021 and 2020, the Company did not have any dilutive securities or other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted net income (loss) per ordinary share is the same as basic net income (loss) per ordinary share for the periods presented.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

The following table reflects the calculation of basic and diluted net income (loss) per ordinary share (in dollars, except per share amounts):

	Three Months Ended September 30, 2021		Three Months Ended September 30, 2020		Nine Months Ended September 30, 2021		For the Period from June 24, 2020 (Inception) through September 30, 2020
	Class A	Class B	Class A	Class B	Class A	Class B	Class A	Class B
Basic and diluted net income (loss) per ordinary share
Numerator:
Allocation of net income (loss), as adjusted	$4,340,772	$1,226,740	$—	—	$(5,766,775)	$(1,441,694)	$—	$(10,000)
Denominator:
Basic and diluted weighted average shares outstanding	29,900,000	7,475,000	—	—	26,833,333	7,375,000	—	—

Basic and diluted net income (loss) per ordinary share	$0.15	$0.15	$—	—	$(0.20)	$(0.20)	$—	$—

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of cash accounts in a financial institution, which, at times may exceed the Federal Depository Insurance Corporation coverage limit of $250,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the accompanying condensed balance sheets, primarily due to their short-term nature.

Recent Accounting Standards

In August 2020, the FASB issued Accounting Standard Update (the “ASU”) No. 2020-06, Debt—Debt with Conversion and Other Options (Subtopic 470-20) and Derivatives and Hedging—Contracts in Entity’s Own Equity (Subtopic 815-40): Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity, which simplifies accounting for convertible instruments by removing major separation models required under current GAAP. The ASU also removes certain settlement conditions that are required for equity-linked contracts to qualify for the derivative scope exception and it also simplifies the diluted earnings per share calculation in certain areas. The Company early adopted the ASU on January 1, 2021. Adoption of the ASU did not impact the Company’s financial position, results of operations or cash flows.

Management does not believe that any other recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the Company’s unaudited condensed financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

NOTE 4. INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 29,900,000 Public Shares which includes a full exercise by the underwriters of their over-allotment option in the amount of 3,900,000 Public Shares, at a purchase price of $10.00 per Public Share.

NOTE 5. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 12,960,000 Private Placement Warrants at a price of $0.50 per Private Placement Warrant, for an aggregate purchase price of $6,480,000 in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 9). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

NOTE 6. RELATED PARTY TRANSACTIONS

Founder Shares

On November 4, 2020, the Sponsor purchased 15,812,500 Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. In December 2020, the Sponsor returned to the Company for cancellation, at no cost, an aggregate of 10,062,500 Founder Shares, resulting in the Sponsor holding an aggregate of 5,750,000 Founder Shares. In December 2020, the Sponsor transferred 947,097 Founder Shares to its Chief Executive Officer, 299,241 Founder Shares to an affiliate of the Sponsor (which amounts have been adjusted for the share dividend referred to below) and 5,000 Founder Shares to each of its independent director nominees and its senior advisor. In January 2021, the Company effected a share dividend of 0.3 shares for each Founder Share in issue, resulting in an aggregate of 7,475,000 Founder Shares outstanding. The Founder Shares included an aggregate of up to 975,000 shares that are subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering. As a result of the underwriters’ election to fully exercise their over-allotment option, a total of 975,000 Founder Shares are no longer subject to forfeiture.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any Founder Shares until the earlier to occur of (i) one year after the completion of the Company’s Business Combination or (ii) subsequent to a Business Combination, (x) if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share consolidations, share capitalizations, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s Business Combination or (y) the date following the completion of a Business Combination on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Advances from Related Party

As of September 30, 2021, the Sponsor paid for certain expenses on behalf of the Company. The advances are non-interest bearing and due on demand. As of September 30, 2021, advances amounting to $400,000 were outstanding. There were no advances outstanding as of December 31, 2020.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

Promissory Note — Related Party

On November 3, 2020, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note was non-interest bearing and payable on the earlier of (i) June 30, 2021 or (ii) the completion of the Initial Public Offering. As of September 30, 2021 and December 31, 2020, there was $300,000 and $90,652, respectively, outstanding under the Promissory Note, which is currently due on demand.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company may repay the Working Capital Loans. Otherwise, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. The Working Capital Loans would either be repaid upon consummation of a Business Combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant. Such warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2021 and December 31, 2020, there were no amounts outstanding under the Working Capital Loans.

Affiliates Participation in Proposed Offering

On January 28, 2021, affiliates of the Sponsor purchased $78,750,000 of Class A ordinary shares (7,875,000 ordinary shares at $10.00 per ordinary share) in the Initial Public Offering. The underwriters did not receive any underwriting discounts or commissions on $50,000,000 of the Class A ordinary shares purchased by the sponsor affiliates and a third party introduced by the sponsor. These sponsor affiliates and a third party introduced by the sponsor have the same redemption rights and rights to the funds held in the Trust Account with respect to the Class A ordinary shares purchased in the Initial Public Offering as the rights afforded to the public shareholders.

NOTE 7. COMMITMENTS

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, results of its operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Registration Rights

Pursuant to a registration and shareholders rights agreement entered into on January 25, 2021, the of the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights pursuant to a registration rights agreement to be signed prior to or on the effective

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

date of the Initial Public Offering requiring the Company to register such securities for resale (in the case of the Founder Shares, only after conversion to the Class A ordinary shares). The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. In addition, if the Sponsor affiliates acquire shares in the Initial Public Offering they would become affiliates (as defined in the Securities Act) of the Company following the Initial Public Offering, and the Company would file a registration statement following the Initial Public Offering to register the resale of the Public Shares purchased by the Sponsor affiliates (or their nominees) in the Initial Public Offering. The Sponsor affiliates will not be subject to any lock-up period with respect to any Public Shares they may purchase. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $0.35 per share, or $8,715,000 in the aggregate on 24,900,000 shares sold in the Initial Public Offering, which excludes 5,000,000 of the 7,875,000 shares that were purchased by an affiliate.

Business Combination Agreement

On July 23, 2021, the Company entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, a Cayman Islands exempted company limited by shares (“PubCo”), B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of the Company and PropertyGuru, save for PropertyGuru’s approval of (i) the Amalgamation (as defined below), which is subject to a prescribed approval process under Singapore law, and (ii) the conversion of preference shares in the capital of PropertyGuru, which is to occur upon completion of a separate transaction entered into by PropertyGuru, but which in any event is agreed to occur prior to closing under the Business Combination Agreement.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions: (i) the Company will merge with and into PubCo (the “Merger”), with PubCo being the surviving entity; and (ii) following the Merger, Amalgamation Sub and PropertyGuru will amalgamate and continue as one company, with PropertyGuru being the surviving entity and becoming a wholly-owned subsidiary of PubCo (the “Amalgamation”). The Merger, the Amalgamation and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination.”

The Business Combination is expected to close in the fourth quarter of 2021 or the first quarter of 2022, following the receipt of the required approval by the Company’s and PropertyGuru’s shareholders and the fulfillment of other customary closing conditions.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, (i) each issued and outstanding PropertyGuru ordinary share will automatically be cancelled and converted into such number of newly issued PubCo ordinary shares as determined in accordance with the Business Combination Agreement; (ii) each outstanding PropertyGuru restricted stock unit award will be assumed by PubCo and converted into the right to receive restricted stock units based on such number of newly issued PubCo ordinary shares as determined in accordance with the Business Combination Agreement; (iii) each outstanding PropertyGuru option will be assumed by PubCo and converted into an option in respect of such number of newly issued PubCo ordinary shares as determined in accordance with the Business Combination Agreement; (iv) each Company Warrant (as defined in the Business Combination Agreement) will be assumed by PubCo and converted into a PubCo warrant to purchase such number of newly issued PubCo ordinary shares as determined in accordance with the Business Combination Agreement and pursuant to the Company Warrant Assumption Agreement (as defined in the Business Combination Agreement); (v) each issued and outstanding share of Amalgamation Sub will automatically be converted into one Surviving Company Ordinary Share (as defined in the Business Combination Agreement) and accordingly, PubCo shall be the holder of all Surviving Company Ordinary Shares; (vi) each issued and outstanding Class A ordinary share and Class B ordinary share of the Company will be cancelled and cease to exist in exchange for one PubCo ordinary share; and (vii) each issued and outstanding 2 private placement warrant of the Company will be assumed by PubCo and converted into a warrant to purchase one PubCo ordinary share.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. The parties have also agreed, among other things, (i) that, subject to receiving the necessary shareholder approval, PubCo will assume and restate all of PropertyGuru’s incentive equity plans into PubCo’s incentive equity plans on closing and (ii) that on closing, the board of directors of PubCo will comprise the directors of PropertyGuru immediately prior to the completion of the Amalgamation (or such other persons as PropertyGuru may designate pursuant to a written notice to be delivered to PubCo sufficiently in advance of the Merger Effective Time (as defined in the Business Combination Agreement)).

Conditions to Each Party’s Obligations

The obligations of the Company and PropertyGuru to consummate the Business Combination is subject to certain closing conditions, including but not limited to: (i) the Registration Statement (as defined below) having become effective; (ii) the approval of the Company and the PropertyGuru shareholders of the transactions contemplated by the Business Combination Agreement and the other transaction proposals having been obtained; (iii) PubCo’s ordinary shares having been approved for listing on the NYSE (subject to official notice of issuance); (iv) the accuracy of representations and warranties to various standards, from de minimis to material adverse effect; (v) material compliance with pre-closing covenants; (vi) the bring-down to closing of a representation that no material adverse effect has occurred (both for the Company and PropertyGuru); (vii) the absence of a legal prohibition on consummating the transactions; and (viii) the Company having at least $5,000,001 of net tangible assets remaining after accounting for Acquiror Share Redemptions (as defined in the Business Combination Agreement).

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

Termination

The Business Combination Agreement may be terminated under customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to: (i) by mutual written consent of the Company and PropertyGuru; (ii) by the Company if the representations and warranties of PropertyGuru are not true and correct at the standards specified in the Business Combination Agreement or if PropertyGuru fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing would not be satisfied by the closing of the Merger and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iii) by PropertyGuru if the representations and warranties of the Company are not true and correct at the standards specified in the Business Combination Agreement or if any of the Company, PubCo or Amalgamation Sub fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing would not be satisfied by the closing of the Merger and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods; (iv) by either the Company or PropertyGuru if the Merger is not consummated by the date that is 270 days following the date of the Business Combination Agreement; (v) by either the Company or PropertyGuru if there is a law or governmental order in effect prohibiting the Business Combination; (vi) by the Company if the Amalgamation is not consummated by the third (3rd) business day following the Merger closing; (vii) by PropertyGuru if the Company’s shareholder approval of the transactions contemplated by the Business Combination Agreement and the other transaction proposals has not been obtained following the Company’s shareholder meeting or any adjournment or postponement thereof; (viii) by the Company if PropertyGuru’s shareholder approval has not been obtained within 35 business days after the Registration Statement (as defined below) has been declared effective by the SEC and (ix) by PropertyGuru if the Company’s board of directors has publicly announced its proposal to, or has publicly announced its resolution to, withhold or withdraw, or to qualify, amend or modify the Company’s board recommendation in a manner detrimental to obtaining the Company’s shareholder approval of the transactions contemplated by the Business Combination Agreement and the other transaction proposals.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, PubCo and the Company entered into (i) subscription agreements (the “Subscription Agreements”) with certain investors and (ii) a subscription agreement (the “REA Subscription Agreement”) with REA Asia Holding Co. Pty Ltd, an affiliate of REA Group Ltd. (which is exercising an existing option to make an equity investment in PropertyGuru). Pursuant to the Subscription Agreements and the REA Subscription Agreement, the investors agreed to subscribe for and purchase, and PubCo agreed to issue and sell to such investors, an aggregate of 13,193,068 PubCo ordinary shares for a purchase price of $10.00 per share, for aggregate gross proceeds of $131,930,680 (the “PIPE Financing”).

The foregoing descriptions of the Subscription Agreements, the REA Subscription Agreement and the PIPE Financing are subject to and qualified in their entirety by reference to the full text of the REA Subscription Agreement and the form of the Subscription Agreements.

NOTE 8. SHAREHOLDERS’ EQUITY

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

time to time by the Company’s board of directors. At September 30, 2021 and December 31, 2020, there were no preference shares issued or outstanding.

Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. As of September 30, 2021, there were 29,900,000 shares of Class A ordinary shares subject to possible redemption which are presented as temporary equity. As of December 31, 2020, there were no Class A ordinary shares issued or outstanding.

Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to one vote for each share. As of September 30, 2021 and December 31, 2020, there were 7,475,000 Class B ordinary shares issued and outstanding.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law; provided that only holders of Class B ordinary shares have the right to vote on the appointment of directors prior to the Company’s initial Business Combination.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the issued and outstanding Class B ordinary shares agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 20% of the sum of all ordinary shares issued and outstanding upon completion of the Initial Public Offering plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).

NOTE 9. WARRANTS

As of September 30, 2021, there are 12,960,000 Private Placement Warrants outstanding. There were no warrants outstanding as of December 31, 2020. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment as provided herein. The Private Placement Warrants will become exercisable 30 days after the completion of the Company’s Business Combination and will expire five years after the completion of the Company’s Business Combination or earlier upon its liquidation. The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrant) will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, and they will not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

NOTE 10. FAIR VALUE MEASUREMENTS

The fair value of the Company’s financial assets and liabilities reflects management’s estimate of amounts that the Company would have received in connection with the sale of the assets or paid in connection with the transfer

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

of the liabilities in an orderly transaction between market participants at the measurement date. In connection with measuring the fair value of its assets and liabilities, the Company seeks to maximize the use of observable inputs (market data obtained from independent sources) and to minimize the use of unobservable inputs (internal assumptions about how market participants would price assets and liabilities). The following fair value hierarchy is used to classify assets and liabilities based on the observable inputs and unobservable inputs used in order to value the assets and liabilities:

Level 1:	Quoted prices in active markets for identical assets or liabilities. An active market for an asset or liability is a market in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2:	Observable inputs other than Level 1 inputs. Examples of Level 2 inputs include quoted prices in active markets for similar assets or liabilities and quoted prices for identical assets or liabilities in markets that are not active.

Level 3:	Unobservable inputs based on our assessment of the assumptions that market participants would use in pricing the asset or liability.

At September 30, 2021, assets held in the Trust Account were comprised of $299,012,025 in money market funds which are invested primarily in U.S. Treasury Securities. At December 31, 2020 no assets were held in the Trust Account.

The following table presents information about the Company’s assets and liabilities that are measured at fair value on a recurring basis at September 30, 2021 and December 31, 2020 indicates the fair value hierarchy of the valuation inputs the Company utilized to determine such fair value:

Description	Level	September 30, 2021	December 31, 2020
Assets:
Marketable securities held in Trust Account – U.S. Treasury Securities Money Market Fund	1	$299,012,025	$—

Liabilities:
Warrant Liability – Private Placement Warrants	3	9,460,800	—

The Warrants were accounted for as liabilities in accordance with ASC 815-40 and are presented within warrant liabilities on our balance sheet. The warrant liabilities are measured at fair value at inception and on a recurring basis, with changes in fair value presented within change in fair value of warrant liabilities in the statements of operations.

The Private Warrants were valued using a Modified Black Scholes Option Pricing Model, which is considered to be a Level 3 fair value measurement. The Modified Black Scholes model’s primary unobservable input utilized in determining the fair value of the Private Warrants is the expected volatility of the ordinary shares. The expected volatility as of the IPO date was derived from observable public warrant pricing on comparable ‘blank-check’ companies without an identified target. The expected volatility as of subsequent valuation dates was implied from the Company’s own public warrant pricing.

BRIDGETOWN 2 HOLDINGS LIMITED

NOTES TO CONDENSED FINANCIAL STATEMENTS

(UNAUDITED)

SEPTEMBER 30, 2021

The key inputs into the Black-Scholes-Merton model for the Private Warrants as of the initial measurement date and September 30, 2021 were as follows:

Input	September 30, 2021	January 28, 2021
Stock Price	$9.91	$10.00

Risk-free interest rate	1.04%	0.59%
Expected term (years)	5.34	5.25
Expected volatility	12.1%	19.4%
Exercise price	$11.50	$11.50
Probability of transaction	100%	80%
Fair value of Private Warrants	$0.73	$1.07

The following table presents the changes in the fair value of warrant liability:

Private Placement (1)
Fair value as of January 1, 2021	$—
Initial measurement on January 28, 2021	13,867,200
Change in valuation inputs or other assumptions	(4,406,400)

Fair value as of September 30, 2021	$9,460,800

(1)

As a result of the difference in fair value of $0.73 per share of the Private Placement Warrants and the purchase of $0.50 per share (see Note 5), the Company recorded a charge of $9.5 million as of September 30, 2021 which is included in the private placement liability.

NOTE 11. SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the unaudited condensed financial statements were issued. Based upon this review, the Company did not identify any subsequent events that would have required adjustment or disclosure in the unaudited condensed financial statements, other than the restatement discussed in Note 2.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of

Bridgetown 2 Holdings Limited

Opinion on the Financial Statements

We have audited the accompanying balance sheet of Bridgetown 2 Holdings Limited (the “Company”) as of December 31, 2020, the related statements of operations, changes in shareholder’s equity and cash flows for the period from June 24, 2020 (inception) through December 31, 2020, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2020, and the results of its operations and its cash flows for the period from June 24, 2020 (inception) through December 31, 2020, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

/s/ WithumSmith+Brown, PC

We have served as the Company’s auditor since 2020.

New York, New York

March 25, 2021

BRIDGETOWN 2 HOLDINGS LIMITED

BALANCE SHEET

DECEMBER 31, 2020

ASSETS
Current asset — cash	$25,000
Deferred offering costs	142,954

TOTAL ASSETS	$167,954

LIABILITIES AND SHAREHOLDER’S EQUITY
Liabilities
Current liabilities
Accrued offering costs	$62,302
Promissory note — related party	90,652

Total Liabilities	152,954

Commitments and Contingencies

Shareholder’s Equity
Preference shares, $0.0001 par value; 1,000,000 shares authorized; no shares issued and outstanding	—
Class A ordinary shares, $0.0001 par value; 200,000,000 shares authorized; no shares issued and outstanding	—
Class B ordinary shares, $0.0001 par value; 20,000,000 shares authorized; 7,475,000 shares issued and outstanding(1)	748
Additional paid-in capital	24,252
Accumulated deficit	(10,000)

Total Shareholder’s Equity	15,000

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	$167,954

(1)

Included an aggregate of up to 975,000 Class B ordinary shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). In December 2020, the Sponsor returned to the Company for cancellation, at no cost, an aggregate of 10,062,500 Class B ordinary shares, and in January 2021, the Company effected a 0.3 share dividend for each Class B ordinary share issued and outstanding, resulting in an aggregate of 7,475,000 Class B ordinary shares issued and outstanding (see Note 4). All share and per-share amounts have been retroactively restated.

The accompanying notes are an integral part of the financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM JUNE 24, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

Formation and operating costs	$10,000

Net Loss	$(10,000)

Weighted average ordinary shares outstanding, basic and diluted(1)	6,500,000

Basic and diluted net loss per ordinary share	$(0.00)

(1)

Excluded an aggregate of up to 975,000 Class B ordinary shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). In December 2020, the Sponsor returned to the Company for cancellation, at no cost, an aggregate of 10,062,500 Class B ordinary shares, and in January 2021, the Company effected a 0.3 share dividend for each Class B ordinary share issued and outstanding, resulting in an aggregate of 7,475,000 Class B ordinary shares issued and outstanding (see Note 4). All share and per-share amounts have been retroactively restated.

The accompanying notes are an integral part of the financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

STATEMENT OF CHANGES IN SHAREHOLDER’S EQUITY

FOR THE PERIOD FROM JUNE 24, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

	Class B Ordinary Shares		Additional Paid-in Capital	Accumulated Deficit	Total Shareholder’s Equity
	Shares	Amount
Balance — June 24, 2020 (inception)	—	$—	$—	$—	$—
Issuance of Class B ordinary shares to Sponsor(1)	7,475,000	748	24,252	—	25,000
Net loss	—	—	—	(10,000)	(10,000)

Balance — December 31, 2020	7,475,000	$748	$24,252	$(10,000)	$15,000

(1)

Included an aggregate of up to 975,000 Class B ordinary shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). In December 2020, the Sponsor returned to the Company for cancellation, at no cost, an aggregate of 10,062,500 Class B ordinary shares, and in January 2021, the Company effected a 0.3 share dividend for each Class B ordinary share issued and outstanding, resulting in an aggregate of 7,475,000 Class B ordinary shares issued and outstanding (see Note 4). All share and per-share amounts have been retroactively restated.

The accompanying notes are an integral part of the financial statements.

BRIDGETOWN 2 HOLDINGS LIMITED

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM JUNE 24, 2020 (INCEPTION) THROUGH DECEMBER 31, 2020

Cash Flows from Operating Activities:
Net loss	$(10,000)
Adjustments to reconcile net loss to net cash used in operating activities:
Payment of formation costs through promissory note	10,000

Net cash used in operating activities	—

Cash Flows from Financing Activities:
Proceeds from issuance of Class B ordinary shares to the Sponsor	25,000

Net cash provided by financing activities	25,000

Net Change in Cash	25,000
Cash — Beginning	—

Cash — Ending	$25,000

Non-cash investing and financing activities:
Deferred offering costs included in accrued offering costs	$62,302

Deferred offering costs paid through promissory note — related party	$80,652

The accompanying notes are an integral part of the financial statements.

NOTE 1 — DESCRIPTION OF ORGANIZATION AND BUSINESS OPERATIONS

Bridgetown 2 Holdings Limited (the “Company”) was incorporated in the Cayman Islands on June 24, 2020. The Company was formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (the “Business Combination”).

The Company is not limited to a particular industry or geographic region for purposes of consummating a Business Combination. The Company is an early stage and emerging growth company and, as such, the Company is subject to all of the risks associated with early stage and emerging growth companies.

As of December 31, 2020, the Company had not commenced any operations. All activity for the period from June 24, 2020 (inception) through December 31, 2020 relates to the Company’s formation and the initial public offering (the “Initial Public Offering”), which is described below. The Company will not generate any operating revenues until after the completion of its initial Business Combination, at the earliest. The Company will generate non-operating income in the form of interest income from the proceeds derived from the Initial Public Offering.

The registration statement for the Company’s Initial Public Offering was declared effective on January 25, 2021. On January 28, 2021, the Company consummated the Initial Public Offering of 29,900,000 Class A ordinary shares (the “Public Shares”) which includes the full exercise by the underwriter of its over-allotment option in the amount of 3,900,000 Public Shares, at $10.00 per Public Share, generating gross proceeds of $299,000,000 which is described in Note 3.

Simultaneously with the closing of the Initial Public Offering, the Company consummated the sale of 12,960,000 warrants (the “Private Placement Warrants”) at a price of $0.50 per Private Placement Warrant in a private placement to Bridgetown 2 LLC (the “Sponsor”), generating gross proceeds of $6,480,000, which is described in Note 4.

Transaction costs that were charged to equity amounted to $14,198,776, consisting of $4,980,000 of underwriting fees, $8,715,000 of deferred underwriting fees and $503,776 of other offering costs.

Following the closing of the Initial Public Offering on January 28, 2021, an amount of $299,000,000 ($10.00 per Public Share) from the net proceeds of the sale of the Public Shares in the Initial Public Offering and the sale of the Private Placement Warrants was placed in a trust account (the “Trust Account”), located in the United States and were invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act of 1940, as amended (the “Investment Company Act”), with a maturity of 185 days or less or in any open-ended investment company that holds itself out as a money market fund selected by the Company meeting certain conditions of Rule 2a-7 of the Investment Company Act, as determined by the Company, until the earlier of (i) the completion of a Business Combination and (ii) the distribution of the funds held in the Trust Account, as described below.

The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Initial Public Offering and the sale of Private Placement Warrants, although substantially all of the net proceeds are intended to be applied generally toward consummating a Business Combination. The rules of the stock exchange that the Company will list its securities on will require that the Company’s initial Business Combination must be with one or more target businesses that have an aggregate fair market value of at least 80% of the assets held in the Trust Account (excluding the deferred underwriting commissions and taxes payable on the income earned on the Trust Account) at the time of the our signing a definitive agreement in connection with the initial Business Combination. The Company will only complete a Business Combination if the post-transaction company owns or acquires 50% or more of the issued and outstanding voting securities of the target or otherwise acquires a controlling interest in the target sufficient for it not to be required to register as an investment company under the Investment Company Act. There is no assurance that the Company will be able to complete a Business Combination successfully.

The Company will provide the holders of its issued and outstanding Public Shares (the “public shareholders”) with the opportunity to redeem all or a portion of their Public Shares upon the completion of a Business Combination either (i) in connection with a general meeting called to approve the Business Combination or (ii) by means of a tender offer. The decision as to whether the Company will seek shareholder approval of a Business Combination or conduct a tender offer will be made by the Company. The public shareholders will be entitled to redeem their Public Shares, equal to the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the Business Combination, (initially anticipated to be $10.00 per Public Share, plus any pro rata interest earned on the funds held in the Trust Account and net of taxes payable), divided by the number of then issued and outstanding Public Shares. The per-share amount to be distributed to public shareholders who redeem their Public Shares will not be reduced by the deferred underwriting commissions the Company will pay to the underwriters (as discussed in Note 5).

The Company will proceed with a Business Combination only if the Company has net tangible assets of at least $5,000,001 either immediately prior to or upon such consummation of a Business Combination and, if the Company seeks shareholder approval, it receives an ordinary resolution under Cayman Islands law approving a Business Combination, which requires the affirmative vote of a majority of the shareholders who attend and vote at a general meeting of the Company. If a shareholder vote is not required by applicable law or stock exchange listing requirements and the Company does not decide to hold a shareholder vote for business or other reasons, the Company will, pursuant to its Amended and Restated Memorandum and Articles of Association, conduct the redemptions pursuant to the tender offer rules of the U.S. Securities and Exchange Commission (the “SEC”) and file tender offer documents with the SEC prior to completing a Business Combination. If, however, shareholder approval of the transactions is required by applicable law or stock exchange listing requirements, or the Company decides to obtain shareholder approval for business or other reasons, the Company will offer to redeem shares in conjunction with a proxy solicitation pursuant to the proxy rules and not pursuant to the tender offer rules. If the Company seeks shareholder approval in connection with a Business Combination, the Sponsor has agreed to vote any Founder Shares (as defined in Note 4) and Public Shares held by it in favor of approving a Business Combination. Additionally, each public shareholder may elect to redeem their Public Shares, without voting, and if they do vote, irrespective of whether they vote for or against a proposed Business Combination.

Notwithstanding the foregoing, if the Company seeks shareholder approval of a Business Combination and it does not conduct redemptions pursuant to the tender offer rules, the Company’s Amended and Restated Memorandum and Articles of Association will provide that a public shareholder, together with any affiliate of such shareholder or any other person with whom such shareholder is acting in concert or as a “group” (as defined under Section 13 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming its shares with respect to more than an aggregate of 15% of the Public Shares, without the prior consent of the Company.

The Sponsor and the Company’s officers and directors have agreed to waive: (i) their redemption rights with respect to any Founder Shares and Public Shares held by them in connection with the completion of the Company’s Business Combination and (ii) their redemption rights with respect to the Founder Shares and any Public Shares held by them in connection with a shareholder vote to approve an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with a Business Combination or to redeem 100% of the Public Shares if the Company does not complete a Business Combination by January 28, 2023 or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity.

The Company will have until January 28, 2023 to complete a Business Combination (the “Combination Period”). If the Company has not completed a Business Combination within the Combination Period, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible, but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to the Company to pay its tax obligations (less up to

$100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Public Shares, which redemption will completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to the Company’s warrants, which will expire worthless if the Company fails to complete a Business Combination within the Combination Period.

The Sponsor has agreed to waive its liquidation rights with respect to the Founder Shares if the Company fails to complete a Business Combination within the Combination Period. However, if the Sponsor acquires Public Shares in or after the Initial Public Offering, such Public Shares will be entitled to liquidating distributions from the Trust Account if the Company fails to complete a Business Combination within the Combination Period. The underwriters have agreed to waive their rights to their deferred underwriting commission (see Note 5) held in the Trust Account in the event the Company does not complete a Business Combination within the Combination Period and, in such event, such amounts will be included with the other funds held in the Trust Account that will be available to fund the redemption of the Public Shares. In the event of such distribution, it is possible that the per-share value of the assets remaining available for distribution will be less than the Initial Public Offering price per share ($10.00).

In order to protect the amounts held in the Trust Account, the Sponsor has agreed to be liable to the Company if and to the extent any claims by a third party (except for the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amounts in the Trust Account to below (i) $10.00 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay taxes. This liability will not apply with respect to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of the underwriters of the Initial Public Offering against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). Moreover, in the event that an executed waiver is deemed to be unenforceable against a third party, the Sponsor will not be responsible to the extent of any liability for such third-party claims. The Company will seek to reduce the possibility that the Sponsor will have to indemnify the Trust Account due to claims of creditors by endeavoring to have all vendors, service providers (except for the Company’s independent registered public accounting firm), prospective target businesses and other entities with which the Company does business, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to monies held in the Trust Account.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and pursuant to the rules and regulations of the SEC.

Emerging Growth Company

The Company is an “emerging growth company,” as defined in Section 2(a) of the Securities Act, as modified by the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), and it may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies including, but not limited to, not being required to comply with the independent registered public accounting firm attestation requirements of Section 404 of the Sarbanes-Oxley Act of 2002, reduced disclosure obligations regarding executive compensation in its periodic reports and proxy statements, and exemptions from the requirements of holding a nonbinding advisory vote on executive compensation and shareholder approval of any golden parachute payments not previously approved.

Further, Section 102(b)(1) of the JOBS Act exempts emerging growth companies from being required to comply with new or revised financial accounting standards until private companies (that is, those that have not had a Securities Act registration statement declared effective or do not have a class of securities registered under the Exchange Act) are required to comply with the new or revised financial accounting standards. The JOBS Act provides that a company can elect to opt out of the extended transition period and comply with the requirements that apply to non-emerging growth companies but any such election to opt out is irrevocable. The Company has elected not to opt out of such extended transition period which means that when a standard is issued or revised and it has different application dates for public or private companies, the Company, as an emerging growth company, can adopt the new or revised standard at the time private companies adopt the new or revised standard. This may make comparison of the Company’s financial statements with another public company which is neither an emerging growth company nor an emerging growth company which has opted out of using the extended transition period difficult or impossible because of the potential differences in accounting standards used.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires the Company’s management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period.

Making estimates requires management to exercise significant judgment. It is at least reasonably possible that the estimate of the effect of a condition, situation or set of circumstances that existed at the date of the financial statements, which management considered in formulating its estimate, could change in the near term due to one or more future confirming events. Accordingly, the actual results could differ significantly from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with an original maturity of three months or less when purchased to be cash equivalents. The Company did not have any cash equivalents as of December 31, 2020.

Deferred Offering Costs

Deferred offering costs consisted of legal, accounting and other expenses incurred through the balance sheet date that were directly related to the Initial Public Offering. On January 28, 2021, offering costs amounting to $14,198,776 were charged to shareholders’ equity upon the completion of the Initial Public Offering (see Note 1). As of December 31, 2020, there were $142,954 of deferred offering costs recorded in the accompanying balance sheet.

Income Taxes

The Company accounts for income taxes under ASC Topic 740, “Income Taxes,” which prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more likely than not to be sustained upon examination by taxing authorities. The Company’s management determined that the Cayman Islands is the Company’s major tax jurisdiction. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. As of December 31, 2020, there were no unrecognized tax benefits and no amounts accrued for interest and penalties. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position.

The Company is considered to be an exempted Cayman Islands company with no connection to any other taxable jurisdiction and is presently not subject to income taxes or income tax filing requirements in the Cayman Islands or the United States. As such, the Company’s tax provision was zero for the period presented. The Company is subject to income tax examinations by major taxing authorities since inception.

Net Loss Per Ordinary Share

Net loss per ordinary share is computed by dividing net loss by the weighted average number of ordinary shares issued and outstanding during the period, excluding ordinary shares subject to forfeiture. Weighted average shares were reduced for the effect of an aggregate of 975,000 Class B ordinary shares that were subject to forfeiture depending on the extent to which the underwriters’ over-allotment option was exercised (see Note 5). At December 31, 2020, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into ordinary shares and then share in the earnings of the Company. As a result, diluted loss per ordinary share is the same as basic loss per ordinary share for the period presented.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist of a cash account in a financial institution, which, at times, may exceed the Federal Depository Insurance Corporation coverage limits of $250,000. The Company had not experienced losses on this account and management believes the Company is not exposed to significant risks on such account.

Fair Value of Financial Instruments

The fair value of the Company’s assets and liabilities, which qualify as financial instruments under ASC Topic 820, “Fair Value Measurement,” approximates the carrying amounts represented in the Company’s balance sheet, primarily due to their short-term nature.

Recent Accounting Standards

Management does not believe that any recently issued, but not yet effective, accounting standards, if currently adopted, would have a material effect on the Company’s financial statements.

NOTE 3 — INITIAL PUBLIC OFFERING

Pursuant to the Initial Public Offering, the Company sold 29,900,000 Public Shares which includes a full exercise by the underwriters of their over-allotment option in the amount of 3,900,000 Public Shares, at a purchase price of $10.00 per Public Share. Each Public Share consists of one Class A ordinary share.

NOTE 4 — PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased an aggregate of 12,960,000 Private Placement Warrants at a price of $0.50 per Private Placement Warrant, for an aggregate purchase price of $6,480,000 in a private placement. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment (see Note 7). A portion of the proceeds from the Private Placement Warrants were added to the proceeds from the Initial Public Offering held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and the Private Placement Warrants will expire worthless.

NOTE 5 — RELATED PARTY TRANSACTIONS

Founder Shares

On November 4, 2020, the Sponsor purchased 15,812,500 Class B ordinary shares (the “Founder Shares”) for an aggregate purchase price of $25,000. In December 2020, the Sponsor returned to the Company for cancellation, at no cost, an aggregate of 10,062,500 Founder Shares, resulting in the Sponsor holding an aggregate of 5,750,000 Founder Shares. In December 2020, the Sponsor transferred 947,097 Founder Shares to its Chief Executive Officer, 299,241 Founder Shares to an affiliate of the Sponsor and 5,000 Founder Shares to each of its independent director nominees and its senior advisor. In January 2021 the Company effected a share dividend of 0.3 shares for each Founder Share in issue, resulting in an aggregate of 7,475,000 Founder Shares outstanding. All share and per share amounts have been retroactively restated. The Founder Shares included an aggregate of up to 975,000 shares that are subject to forfeiture to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that the number of Founder Shares will equal 20% of the Company’s issued and outstanding ordinary shares after the Initial Public Offering. As a result of the underwriters’ election to fully exercise their over-allotment option in January 2021, a total of 975,000 Founder Shares are no longer subject to forfeiture.

The Sponsor has agreed, subject to limited exceptions, not to transfer, assign or sell any Founder Shares until the earlier to occur of (i) one year after the completion of the Company’s Business Combination or (ii) subsequent to a Business Combination, (x) if the last sale price of the Company’s Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share subdivisions, share consolidations, share capitalizations, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s Business Combination or (y) the date following the completion of a Business Combination on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s public shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property.

Private Placement

Simultaneously with the closing of the Initial Public Offering, the Sponsor purchased 12,960,000 Private Placement Warrants at a price of $0.50 per Private Placement Warrant, for an aggregate purchase price of $6,480,000, in a private placement. A portion of the proceeds from the Private Placement Warrants will be added to the proceeds from the Initial Public Offering to be held in the Trust Account. If the Company does not complete a Business Combination within the Combination Period, the proceeds from the sale of the Private Placement Warrants will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law), and the Private Placement Warrants will expire worthless.

Promissory Note — Related Party

On November 3, 2020, the Company issued an unsecured promissory note (the “Promissory Note”) to the Sponsor, pursuant to which the Company could borrow up to an aggregate principal amount of $300,000. The Promissory Note is non-interest bearing and payable on the earlier of (i) June 30, 2021 or (ii) the completion of the Initial Public Offering. As of December 31, 2020, there was $90,652 in borrowings outstanding under the Promissory Note, which is currently due on demand.

Related Party Loans

In order to finance transaction costs in connection with a Business Combination, the Sponsor or an affiliate of the Sponsor, or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required (the “Working Capital Loans”). If the Company completes a Business Combination, the Company may repay the Working Capital Loans. Otherwise, the Working Capital Loans may be repaid only out of funds held outside the Trust Account. The Working Capital Loans would either be repaid upon consummation of a Business Combination or, at the lender’s discretion, up to $1,500,000 of such Working Capital Loans may be convertible into warrants of the post-Business Combination entity at a price of $0.50 per warrant. Such warrants would be identical to the Private Placement Warrants. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of December 31, 2020, the Company had no outstanding borrowings under the Working Capital Loans.

Affiliates Participation in Proposed Offering

On January 28, 2021, affiliates of the Sponsor purchased $78,750,000 of Class A ordinary shares (7,875,000 ordinary shares at $10,00 per ordinary share) in the Initial Public Offering. The underwriters did not receive any underwriting discounts or commissions on $50,000,000 of the Class A ordinary shares purchased by the sponsor affiliates and a third party introduced by the sponsor. These sponsor affiliates and a third party introduced by the sponsor have the same redemption rights and rights to the funds held in the Trust Account with respect to the Class A ordinary shares purchased in the Initial Public Offering as the rights afforded to the public shareholders.

NOTE 6 — COMMITMENTS AND CONTINGENCIES

Risks and Uncertainties

Management continues to evaluate the impact of the COVID-19 global pandemic and has concluded that while it is reasonably possible that the virus could have a negative effect on the Company’s financial position, its results of operations and/or search for a target company, the specific impact is not readily determinable as of the date of these financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Registration Rights

Pursuant to a registration and shareholders rights agreement entered into on January 25, 2021, the Founder Shares, Private Placement Warrants and any warrants that may be issued upon conversion of Working Capital Loans (and any Class A ordinary shares issuable upon the exercise of the Private Placement Warrants or warrants issued upon conversion of the Working Capital Loans and upon conversion of the Founder Shares) will be entitled to registration rights The holders of these securities are entitled to make up to three demands, excluding short form demands, that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the completion of a Business Combination and rights to require the Company to register for resale such securities pursuant to Rule 415 under the Securities Act. In addition, if the sponsor affiliates or the third party introduced by the sponsor acquire shares in the Initial Public Offering they would become affiliates (as defined in the Securities Act) of the Company following the Initial Public Offering, and the Company would file a registration statement following the Initial Public Offering to register the resale of the Public Shares purchased by the sponsor affiliates (or their nominees) or the third party introduced by the sponsor in the Initial Public Offering. The sponsor affiliates and the third party introduced by the sponsor will not be subject to any lock-up period with respect to any Public Shares they may purchase. The registration rights agreement does not contain liquidated damages or other cash settlement provisions resulting from delays in registering the Company’s securities. The Company will bear the expenses incurred in connection with the filing of any such registration statements.

Underwriting Agreement

The underwriters are entitled to a deferred fee of $0.35 per share, or $8,715,000 in the aggregate on 24,900,000 shares sold in the Initial Public Offering, which excludes 5,000,000 of the 7,875,000 shares that were purchased by an affiliate.

NOTE 7 — SHAREHOLDER’S EQUITY

Preference Shares — The Company is authorized to issue 1,000,000 preference shares with a par value of $0.0001 per share, with such designations, voting and other rights and preferences as may be determined from time to time by the Company’s board of directors. At December 31, 2020, there were no preference shares issued and outstanding.

Class A Ordinary Shares — The Company is authorized to issue 200,000,000 Class A ordinary shares with a par value of $0.0001 per share. Holders of the Company’s Class A ordinary shares are entitled to one vote for each share. At December 31, 2020, there was no Class A ordinary shares issued and outstanding.

Class B Ordinary Shares — The Company is authorized to issue 20,000,000 Class B ordinary shares with a par value of $0.0001 per share. Holders of Class B ordinary shares are entitled to one vote for each share. At December 31, 2020, there were 7,475,000 Class B ordinary shares issued and outstanding.

Holders of Class A ordinary shares and Class B ordinary shares will vote together as a single class on all other matters submitted to a vote of shareholders, except as required by law; provided that only holders of Class B ordinary shares have the right to vote on the appointment of directors prior to the Company’s initial Business Combination.

The Class B ordinary shares will automatically convert into Class A ordinary shares at the time of a Business Combination on a one-for-one basis, subject to adjustment. In the case that additional Class A ordinary shares, or equity-linked securities, are issued or deemed issued in excess of the amounts sold in the Initial Public Offering and related to the closing of a Business Combination, the ratio at which Class B ordinary shares shall convert into Class A ordinary shares will be adjusted (unless the holders of a majority of the issued and outstanding Class B ordinary shares agree to waive such anti-dilution adjustment with respect to any such issuance or deemed issuance) so that the number of Class A ordinary shares issuable upon conversion of all Class B ordinary shares will equal, in the aggregate, 20% of the sum of all ordinary shares issued and outstanding upon completion of the Initial Public Offering plus all Class A ordinary shares and equity-linked securities issued or deemed issued in connection with the Business Combination (excluding any shares or equity-linked securities issued, or to be issued, to any seller in the Business Combination and any private placement-equivalent warrants issued to the Sponsor or its affiliates upon conversion of loans made to the Company).

Private Placement Warrants — As of December 31, 2020, there were no warrants outstanding. Each Private Placement Warrant is exercisable to purchase one Class A ordinary share at $11.50 per share, subject to adjustment as provided herein. The Private Placement Warrants will become exercisable 30 days after the completion of the Company’s Business Combination and will expire five years after the completion of the Company’s Business Combination or earlier upon its liquidation. The Private Placement Warrants (including the Class A ordinary shares issuable upon exercise of the Private Placement Warrant) will not be transferable, assignable or salable until 30 days after the completion of a Business Combination, subject to certain limited exceptions, and they will not be redeemable by the Company and will be exercisable on a cashless basis so long as they are held by the Sponsor or its permitted transferees.

NOTE 8 — SUBSEQUENT EVENTS

The Company evaluated subsequent events and transactions that occurred after the balance sheet date up to the date that the financial statements were issued. Other than as described in these financial statements, the Company did not identify any subsequent events that would have required adjustment or disclosure in the financial statements.

Panama Group

Condensed combined statements of comprehensive income

For the six months periods ended 30 June 2021 and 30 June 2020

		Six months periods ended

	Note	30 June 2021	30 June 2020
		Unaudited	Unaudited
		MYR	MYR

Revenue	8	28,353,607	30,061,156
Employee benefits expense		(22,973,836)	(20,716,717)
Depreciation expenses		(1,635,851)	(1,778,005)
Amortisation expenses		(11,917,126)	(7,129,171)
Marketing expenses		(3,572,353)	(3,845,878)
Administrative expenses		(5,263,533)	(5,478,991)
Other expenses		(3,483,746)	(3,750,912)
Other income	9	9,428,970	—
Interest income		16,351	38,043
Finance costs		(116,131)	(182,474)

Loss before tax		(11,163,648)	(12,782,949)
Income tax expense	10	(141,839)	(337,454)

Loss net of tax		(11,305,487)	(13,120,403)

Foreign currency translation, representing total other comprehensive income/(loss) to be reclassified to profit or loss in subsequent periods (net of tax)		379,399	(288,028)

Total comprehensive loss for the financial year		(10,926,088)	(13,408,431)

The above condensed combined statements of comprehensive income should be read in conjunction with the notes to the unaudited interim condensed combined financial information on pages 6 to 13 and the audited combined financial statements of Panama Group for the financial year ended 31 December 2020 and 31 December 2019.

Panama Group

Condensed combined statements of financial position

As at 30 June 2021 and 31 December 2020

	30 June 2021	31 December 2020
	Unaudited	Audited
	MYR	MYR
Assets
Non-current assets
Plant and equipment	3,468,108	4,041,003
Intangible assets	40,764,691	46,912,101
Right-of-use assets	3,224,121	3,889,632

	47,456,920	54,842,736

Current assets
Trade and other receivables	32,435,235	117,828,612
Prepayment	2,085,259	2,475,863
Tax recoverable	625,555	432,025
Cash and bank balances	15,486,416	20,275,434

	50,632,465	141,011,934

Total assets	98,089,385	195,854,670

Equity and liabilities
Current liabilities
Trade and other payables	69,950,493	158,706,947
Contract liabilities	13,475,356	10,890,460
Provisions	2,604,545	2,604,545
Income tax payable	—	927
Lease liabilities	1,513,883	1,543,663

	87,544,277	173,746,542

Net current liabilities	(36,911,812)	(32,734,608)

Non-current liabilities
Deferred tax liabilities	907,214	813,537
Lease liabilities	1,894,183	2,632,226
Provisions	556,016	548,582

	3,357,413	3,994,345

Total liabilities	90,901,690	177,740,887

Equity
Equity reserve	1,063,638	1,063,638
Retained earnings	5,898,624	17,204,111
Foreign currency translation reserves	225,433	(153,966)

Total equity	7,187,695	18,113,783

Total equity and liabilities	98,089,385	195,854,670

The above condensed combined statements of financial position should be read in conjunction with the notes to the unaudited interim condensed combined financial information on pages 6 to 13 and the audited combined financial statements of Panama Group for the financial year ended 31 December 2020 and 31 December 2019.

Panama Group

Condensed combined statements of changes in equity

For the six months periods ended 30 June 2021 and 30 June 2020

	Equity reserve	Retained earnings	Foreign currency translation reserves	Total
	Unaudited	Unaudited	Unaudited	Unaudited
	MYR	MYR	MYR	MYR

At 1 January 2021	1,063,638	17,204,111	(153,966)	18,113,783
Loss for the period	—	(11,305,487)	—	(11,305,487)
Translation adjustments	—	—	379,399	379,399

At 30 June 2021	1,063,638	5,898,624	225,433	7,187,695

At 1 January 2020	1,063,638	54,670,582	(350,371)	55,383,849
Loss for the period	—	(13,120,403)	—	(13,120,403)
Translation adjustments	—	—	(288,028)	(288,028)

At 30 June 2020	1,063,638	41,550,179	(638,399)	41,975,418

The above condensed combined statements of changes in equity should be read in conjunction with the notes to the unaudited interim condensed combined financial information on pages 6 to 13 and the audited combined financial statements of Panama Group for the financial year ended 31 December 2020 and 31 December 2019.

Panama Group

Condensed Combined Statements of Cash Flows

For the six months periods ended 30 June 2021 and 30 June 2020

	Six months periods ended

	30 June	30 June
	2021	2020
	Unaudited	Unaudited
	MYR	MYR
Operating activities
Loss before tax	(11,163,648)	(12,782,949)
Adjustments for:
Interest income	(16,351)	(38,043)
Interest expense	116,131	182,474
Depreciation of plant and equipment	883,519	1,040,868
Depreciation of right-of-use assets	752,332	737,137
Amortisation of intangible assets	11,917,126	7,129,171
Bad debts written off	—	59,403
(Reversal of allowance for)/allowance for expected credit losses for trade receivables	(91,354)	110,521
Provision for reinstatement cost	3,691	25,957
Unrealised (gain)/loss on foreign exchange	(3,735,752)	1,310,556

Operating loss before working capital changes	(1,334,306)	(2,224,905)
Changes in working capital:
Receivables	85,875,334	(3,091,677)
Payables	(85,020,702)	24,417,904
Contract liabilities	2,584,896	(962,992)

Net cash flows from operations	2,105,222	18,138,330
Taxes paid, net	(242,619)	(270,512)

Net cash flows from operating activities	1,862,603	17,867,818

Investing activities
Purchase of intangible assets	(5,825,292)	(17,368,857)
Purchase of plant and equipment	(417,835)	(423,607)
Interest received	16,351	38,043

Net cash flows used in investing activities	(6,226,776)	(17,754,421)

Financing activity
Repayment of lease liabilities, representing net cash flows used in financing activity	(880,211)	(861,325)

Net decrease in cash and cash equivalents	(5,244,384)	(747,928)
Cash and cash equivalents at the beginning of period	20,275,434	14,558,982
Effect of foreign exchange difference	455,366	(465,369)

Cash and cash equivalents at the end of period	15,486,416	13,345,685

The above condensed combined statements of cash flows should be read in conjunction with the notes to the unaudited interim condensed combined financial information on pages 6 to 13 and the audited combined financial statements of Panama Group for the financial year ended 31 December 2020 and 31 December 2019.

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

1.	Basis of preparation and changes to the accounting policies

1.1	Basis of preparation

The unaudited interim condensed combined financial information for the periods ended 30 June 2021 and 30 June 2020 have been prepared in accordance with IAS 34: Interim Financial Reporting as issued by the International Accounting Standards Board.

The unaudited interim condensed combined financial information does not include all the information and disclosures required in the audited combined financial statements of Panama Group, and should be read in conjunction with the audited combined financial statements of Panama Group for the years ended 31 December 2020 and 31 December 2019.

As at 30 June 2021, the Panama Group’s current liabilities exceeded the current assets by MYR36,911,812 (31 December 2020: MYR32,734,608). Included in the net current liabilities of Panama Group are amounts due to related companies of MYR57,866,949 (31 December 2020: MYR149,018,885) and amounts due from related companies of MYR26,507,508 (31 December 2020: MYR113,444,296).

In June 2021, REA Group Ltd (“REA”) had commenced the settlement process of related companies balances due to and due from Panama Group which was a condition precedent to completing the disposal of the Panama Group to PropertyGuru Pte. Ltd. (“PG”). The settlement process was completed in July 2021 through debt capitalisation and cash settlement.

The Panama Group has also received a letter of financial support from PG, stating PG’s intention to fully support Panama Group to meet its obligations as they become due for at least one year from the report date of the interim condensed combined financial statements for the period ended 30 June 2021.

1.2	Adoption of new and amended IFRS, interpretations and annual improvements

The accounting policies adopted in the preparation of the unaudited interim condensed combined financial information are consistent with those followed in the preparation of the Panama Group’s audited combined financial statements for the years ended 31 December 2020 and 31 December 2019, except for the adoption of new standards effective as of 1 January 2021.

Description	Effective for annual periods beginning on or after
Interest Rate Benchmark Reform—Phase 2 (Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16)	1 January 2021

The adoption of new standards effective as of 1 January 2021 did not have an impact on the unaudited interim condensed combined financial information of Panama Group.

The Panama Group has not early adopted any standard, interpretation or amendment that has been issued but is not yet effective.

2.	Seasonality or cyclicality of interim operations

The operations of the Panama Group were not significantly affected by any seasonal and cyclical factors.

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

3.	Unusual items affecting assets, liabilities, equity, net income or cash flows

There were no items affecting assets, liabilities, equity, net income or cash flows that were unusual because of their nature, size or incidence for the periods ended 30 June 2021 and 30 June 2020, other than REA commencing the settlement process of related companies balances due to and due from Panama Group in June 2021, which was a condition precedent to completing the disposal of the Panama Group to PG. The settlement process was completed in July 2021 through debt capitalisation and cash settlement. Further details are disclosed in Note 11.

4.	Material changes in estimates

There were no changes in estimates of amounts reported in prior years that have a material effect for the periods ended 30 June 2021 and 30 June 2020.

5.	Debts and equity securities

There were no issuance, repurchase and repayment of debt and equity securities for the periods ended 30 June 2021 and 30 June 2020.

6.	Dividend paid

There were no dividends paid during the periods ended 30 June 2021 and 30 June 2020.

7.	Changes in the composition of the Panama Group

There were no material changes in the composition of the Panama Group for the periods ended 30 June 2021 and 30 June 2020 including business combinations, acquisition or disposal of subsidiaries and long-term investments, restructurings and discontinuing operations, other than the liquidation of Flagship Studio Co., Ltd. (“Flagship”) (subsidiary of Kid Ruang Yu Co., Ltd.) on 26 April 2021, in which the net assets of Flagship has been transferred to Kid Ruang Yu Co., Ltd., being the holding company of Flagship.

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

8.	Revenue

	Six months periods ended

	30 June 2021 Unaudited MYR	30 June 2020 Unaudited MYR
Revenue from contracts with customers
Subscription services	807,838	547,762
Events	904,407	1,704,207
Depth credits	11,746,175	11,041,045
Market comparison report	42,240	25,260
Media advertising	8,964,236	8,458,316
Review services	511,296	609,953
Management services	5,377,415	7,674,613

	28,353,607	30,061,156

The timing of revenue recognition are as follows:
Transferred over time	25,465,002	22,874,863
Transferred at a point in time	2,888,605	7,186,293

	28,353,607	30,061,156

9.	Other income

Other income represents net realised and unrealised foreign exchange gains, primarily related to related party balances which are denominated in foreign currencies.

10.	Income tax expense

	Six months periods ended

	30 June 2021	30 June 2020
	Unaudited	Unaudited
	MYR	MYR
Current income tax:
Income tax	48,162	51,745

Deferred tax:
Relating to origination and reversal of temporary differences	93,677	285,709

	141,839	337,454

Domestic income tax of iProperty.com Malaysia Sdn. Bhd., Brickz Research Sdn. Bhd. and IPGA Management Services Sdn. Bhd. is calculated at the Malaysian statutory tax rate of 24% (2020: 24%) of the estimated assessable profit for the period.

Domestic income tax of iProperty (Thailand) Company Limited, Prakard IPP Co., Ltd. and Kid Ruang Yu Co., Ltd. is calculated at the Thai statutory tax rate of 20% (2020: 20%) of the estimated assessable profit for the period.

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

11.	Related party transactions and balances

Related party transactions and balances between Panama Group and subsidiaries of REA mainly arose from the managing of working capital within REA. There were also management fees charged by Panama Group to the subsidiaries and an associate of REA.

Significant related party transactions are as follows:

	Six months periods ended

	30 June	30 June
	2021	2020
	Unaudited	Unaudited
	MYR	MYR
Management fees income:
Subsidiaries of REA
iProperty Group Pty Ltd	1,181,964	1,466,431
Squarefoot.com.hk Co. Ltd.	3,102,900	5,507,877
Associate of REA
99 Group Pte. Ltd.	1,092,551	700,305
Advances from:
Subsidiaries of REA
iProperty Group Pty Ltd	4,781,642	9,579,814
Payment on behalf of the Panama Group by:
REA	8,619,422	2,128,274
Subsidiaries of REA
iProperty Group Pty Ltd	222	—
Squarefoot.com.hk Co. Ltd.	117,655	87,347
PT Web Marketing Indonesia*	—	155,166
iProperty.com Singapore Pte. Ltd.*	—	49,837
Payment by the Panama Group on behalf of:
REA	11,796,214	12,523,631
Subsidiaries of REA
Squarefoot.com.hk Co. Ltd.	356,587	327,673
PT Web Marketing Indonesia*	—	2,353

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

11.	Related party transactions and balances (cont’d.)

Significant related party transactions are as follows (cont’d.):

	Six months periods ended

	30 June 2021 Unaudited MYR	30 June 2020 Unaudited MYR

Reimbursement of marketing expenses from REA	5,039,322	2,069,471

Transfer of intangible assets into Panama Group from:
REA	643,200	3,914,253

Subsidiaries of REA
iProperty.com Singapore Pte. Ltd.*	—	2,048,476
PT Web Marketing Indonesia*	—	2,306,441

Amounts due from related companies subject to settlement process**:
Subsidiaries of REA
iProperty Group Pty Ltd	83,784,136	—

Amounts due to related companies subject to settlement process**:
REA	34,183,605	—

Subsidiaries of REA
iProperty Group Pty Ltd	51,524,224	—

*In February 2020, REA Group Ltd had disposed iProperty.com Singapore Pte. Ltd. and PT Web Marketing Indonesia to 99.co.

**In June 2021, REA commenced the settlement process of related companies balances due to and due from Panama Group, which was a condition precedent to completing the disposal of the Panama Group to PG. The settlement process was completed in July 2021 through debt capitalisation and cash settlement.

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

11.	Related party transactions and balances (cont’d.)

Significant related party balances are as follows:

	30 June	31 December
	2021	2020
	Unaudited	Unaudited
	MYR	MYR
Trade receivables:
- Amounts due from related companies
Think iProperty Sdn. Bhd.	—	58,977
GoHome H.K. Co. Limited	25,918,165	25,086,385
99 Group Pte. Ltd.	—	389,760

	25,918,165	25,535,122

Other receivables:
- Amounts due from related companies
iProperty Group Pty Ltd	222	87,384,260
Think iProperty Sdn. Bhd.	581,589	501,589
IProperty.com Pty. Ltd.	7,532	7,532

	589,343	87,893,381

Other payables:
- Amounts due to related companies
REA	1,956,756	43,713,275
iProperty Group Pty Ltd	34,010,566	85,534,790
iProperty Group Asia Pte. Ltd.	6,101,503	6,459,040
iProperty.com Events Sdn. Bhd.	1,662,441	1,662,441
Squarefoot.com.hk Co. Ltd.	11,113,325	9,845,804
Realestate.com.au Pty. Ltd.	3,022,359	1,803,535

	57,866,949	149,018,885

Panama Group

Notes to the unaudited interim condensed combined financial information

For the six months periods ended 30 June 2021 and 30 June 2020

12.	Impairment assessment on the property, plant and equipment, intangible assets and right-of-use assets

As there were indicators of impairment on the property, plant and equipment, intangible assets and right-of-use assets for the years ended 31 December 2020 and 31 December 2019, the Directors have performed an impairment assessment on the Malaysian and Thai operations which have been identified as two separate Cash Generating Units (“CGUs”). The recoverable amounts were determined based on the fair value less cost to sell method and as the recoverable amounts exceeded the carrying amounts for both the Malaysian and Thai CGUs, no impairment was recognised. The assumptions used to determine the recoverable amount of the CGUs were disclosed in the audited combined financial statements of Panama Group for the years ended 31 December 2020 and 31 December 2019. As at 30 June 2021, there were no adverse changes or circumstances indicating that another impairment assessment on property, plant and equipment, intangible assets and right-of-use assets were required.

The Malaysian operations consists of iProperty.com Malaysia Sdn. Bhd., Brickz Research Sdn. Bhd., and IPGA Management Services Sdn. Bhd. and the Thai operations consists of iProperty (Thailand) Company Limited, Prakard IPP Co., Ltd. and Kid Ruang Yu Co., Ltd..

13.	Subsequent event

In July 2021, REA had completed the settlement process of related companies balances due to and due from Panama Group, which was a condition precedent to completing the disposal of the Panama Group to PG.

On 3 August 2021, REA completed the transfer of ownership of Panama Group to PG, in exchange for an 18% equity interest in PG.

Report of Independent Auditors

The Directors of REA Group Ltd

We have audited the accompanying combined financial statements of iProperty.com Malaysia Sdn. Bhd., Brickz Research Sdn. Bhd., IPGA Management Services Sdn. Bhd., iProperty (Thailand) Company Limited, Prakard IPP Co., Ltd., Kid Ruang Yu Co., Ltd., and Flagship Studio Co., Ltd. (collectively the “Panama Group”), which comprise the combined statements of financial position as at December 31, 2020 and 2019, and the related combined statements of comprehensive income, changes in equity and cash flows for the years then ended, and the related notes to the combined financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board; this includes the design, implementation and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free of material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the combined financial positions of the Panama Group at December 31, 2020 and 2019, and the combined results of its operations and its cash flows for the years then ended in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board.

/s/ Ernst & Young PLT

Kuala Lumpur, Malaysia

September 17, 2021

Panama Group

Combined statements of comprehensive income

For the financial years ended 31 December 2020 and 31 December 2019

	Note	2020	2019
		MYR	MYR

Revenue	4	56,411,758	75,986,895
Employee benefits expense	6	(41,722,718)	(42,406,531)
Depreciation expenses		(3,527,732)	(3,461,989)
Amortisation expenses		(16,558,639)	(9,052,879)
Marketing expenses		(12,850,005)	(17,178,737)
Administrative expenses		(10,748,548)	(6,209,067)
Other expenses		(7,620,929)	(7,549,379)
Interest income		73,580	149,827
Finance costs		(337,063)	(437,551)

Loss before tax	5	(36,880,296)	(10,159,411)
Income tax expense	7	(586,175)	(319,199)

Loss net of tax		(37,466,471)	(10,478,610)

Foreign currency translation, representing total other comprehensive income/(loss) to be reclassified to profit or loss in subsequent periods (net of tax)		196,405	(350,371)

Total comprehensive loss for the financial year		(37,270,066)	(10,828,981)

The accompanying notes form an integral part of the financial statements.

Panama Group

Combined statements of financial position

As at 31 December 2020 and 31 December 2019

	Note	31 December 2020	31 December 2019	1 January 2019
		MYR	MYR	MYR

Assets
Non-current assets
Plant and equipment	8	4,041,003	5,382,278	5,887,287
Intangible assets	9	46,912,101	27,855,700	20,241,089
Right-of-use assets	10	3,889,632	5,278,102	—

		54,842,736	38,516,080	26,128,376

Current assets
Trade and other receivables	11	117,828,612	131,034,564	121,773,839
Prepayment		2,475,863	2,913,938	2,247,172
Tax recoverable		432,025	222,585	100,771
Cash and bank balances	12	20,275,434	14,558,982	14,811,471

		141,011,934	148,730,069	138,933,253

Total assets		195,854,670	187,246,149	165,061,629

Equity and liabilities
Current liabilities
Trade and other payables	13	158,706,947	113,353,555	87,036,272
Contract liabilities	4	10,890,460	9,549,172	8,808,506
Provisions	15	2,604,545	2,604,545	2,604,545
Income tax payable		927	9,220	18,589
Lease liabilities	10	1,543,663	1,405,037	—

		173,746,542	126,921,529	98,467,912

Net current (liabilities)/assets		(32,734,608)	21,808,540	40,465,341

Non-current liabilities
Deferred tax liabilities	14	813,537	350,732	7,353
Lease liabilities	10	2,632,226	4,089,250	—
Provisions	15	548,582	500,789	373,534

		3,994,345	4,940,771	380,887

Total liabilities		177,740,887	131,862,300	98,848,799

Equity
Equity reserve	16	1,063,638	1,063,638	1,063,638
Retained earnings		17,204,111	54,670,582	65,149,192
Foreign currency translation reserves		(153,966)	(350,371)	—

Total equity		18,113,783	55,383,849	66,212,830

Total equity and liabilities		195,854,670	187,246,149	165,061,629

The accompanying notes form an integral part of the financial statements.

Panama Group

Combined statements of changes in equity

For the financial years ended 31 December 2020 and 31 December 2019

	Equity reserve	Retained earnings	Foreign currency translation reserves	Total
	MYR	MYR	MYR	MYR

At 1 January 2019	1,063,638	65,149,192	—	66,212,830
Loss for the financial year	—	(10,478,610)	—	(10,478,610)
Translation adjustments	—	—	(350,371)	(350,371)

At 31 December 2019	1,063,638	54,670,582	(350,371)	55,383,849
Loss for the financial year	—	(37,466,471)	—	(37,466,471)
Translation adjustments	—	—	196,405	196,405

At 31 December 2020	1,063,638	17,204,111	(153,966)	18,113,783

The accompanying notes form an integral part of the financial statements.

Panama Group

Combined statements of cash flows

For the financial years ended 31 December 2020 and 31 December 2019

	2020	2019
	MYR	MYR

Operating activities
Loss before tax	(36,880,296)	(10,159,411)
Adjustments for:
Interest income	(73,580)	(149,827)
Accretion of interest for:
Lease liabilities	321,566	411,043
Reinstatement costs	15,497	26,508
Gain on disposal of plant and equipment	—	(39)
Depreciation of plant and equipment	2,048,473	2,044,955
Depreciation of right-of-use assets	1,479,259	1,417,034
Amortisation of intangible assets	16,558,639	9,052,879
Plant and equipment written off	34,058	93,772
Allowance for/(reversal of allowance for) expected credit losses for trade receivables	1,808	(1,006,142)
Provision for:
Reinstatement cost	20,741	46,001
Other staff benefits	13,178	52,436
Unrealised loss on foreign exchange	7,008,600	1,020,274

Operating (loss)/profit before working capital changes	(9,452,057)	2,849,483
Changes in working capital:
Receivables	13,642,218	(8,921,348)
Payables	38,344,798	25,297,005
Contract liabilities	1,341,288	740,666

Net cash flows from operations	43,876,247	19,965,806
Income taxes refunded	—	244,395
Income taxes paid	(341,103)	(351,398)

Net cash flows from operating activities	43,535,144	19,858,803

Investing activities
Purchase of intangible assets	(35,634,257)	(16,573,160)
Purchase of plant and equipment	(753,720)	(1,615,270)
Proceeds from disposal of plant and equipment	—	10,140
Interest received	73,580	149,827

Net cash flows used in investing activities	(36,314,397)	(18,028,463)

Financing activity
Repayment of lease liabilities, representing cash flows used in financing activity	(1,730,415)	(1,612,638)

Net increase in cash and cash equivalents	5,490,332	217,702
Cash and cash equivalents at the beginning of financial year	14,558,982	14,811,471
Effect of foreign exchange difference	226,120	(470,191)

Cash and cash equivalents at the end of financial year (Note 12)	20,275,434	14,558,982

The accompanying notes form an integral part of the financial statements.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

1.	General information

On 30 May 2021, REA Group Ltd (“REA”) entered into a binding agreement to dispose its Malaysian and Thai operations (“Panama Group”) (excluding Flagship Studios Co., Ltd. which was liquidated on 26 April 2021) to PropertyGuru Pte. Ltd. (“PG”), a private limited company incorporated in Singapore (“Proposed Disposal”), in exchange for an 18% equity interest in PG. The Proposed Disposal was completed on 3 August 2021.

Panama Group consists of the following wholly-owned subsidiaries of REA:

-	iProperty.com Malaysia Sdn. Bhd.;

-	Brickz Research Sdn. Bhd. (subsidiary of iProperty.com Malaysia Sdn. Bhd.);

-	IPGA Management Services Sdn. Bhd.;

-	iProperty (Thailand) Company Limited;

-	Prakard IPP Co., Ltd. (subsidiary of iProperty (Thailand) Company Limited);

-	Kid Ruang Yu Co., Ltd. (subsidiary of iProperty (Thailand) Company Limited); and

-	*Flagship Studio Co., Ltd. (subsidiary Kid Ruang Yu Co., Ltd.).

*Flagship Studio Co., Ltd. (“Flagship”) has been liquidated on 26 April 2021 and the net assets of Flagship has been transferred to Kid Ruang Yu Co., Ltd., being the holding company of Flagship.

These entities are included in full and no segments, branches, divisions or other units are excluded from the combined financial statements of Panama Group.

The Panama Group is principally engaged in the provision of advertising services, developing and operating internet-based real estate property portals and the provision of management services to related companies.

Related companies refer to subsidiaries and an associate of REA. Information on related party transactions and balances of Panama Group with related companies are disclosed in Note 17.

The combined financial statements for the financial years ended 31 December 2020 and 2019 were authorised for issue in accordance with a resolution of the board of directors of REA on 17 September 2021.

2.	Summary of significant accounting policies

2.1	Basis of preparation for the general purpose combined financial statements

Panama Group’s combined financial statements for the financial years ended 31 December 2020 and 2019 are prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board and have been prepared based on historical financial information. These are the first set of combined financial statements prepared by the Panama Group in accordance with IFRS. The first time adoption of IFRS by Panama Group is disclosed in Note 2.2.

All the entities included in Panama Group have been under the common control of REA for the financial years ended 31 December 2020 and 31 December 2019. However, not all the entities within Panama Group have a direct parent-subsidiary relationship and therefore are not an existing group that meets the “group” definition of IFRS 10: Consolidated Financial Statements (“IFRS 10”).

Entities within Panama Group with a direct parent-subsidiary relationship are firstly consolidated in accordance with the consolidation principles of IFRS 10.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.1	Basis of preparation for the general purpose combined financial statements (continued)

In preparing the combined financial statements of Panama Group, the remaining entities within Panama Group are then combined on a line by line basis by aggregating comparable items of assets, liabilities, equity and income and expenses. Balances, transactions and unrealised gains or losses on transactions between the entities within the Panama Group were eliminated in full in accordance with the consolidation principles of IFRS 10.

In preparing the combined financial statements of Panama Group, goodwill and other intangibles recognised on REA’s consolidated statement of financial position arising from REA’s acquisition of these entities have not been allocated or “pushed-down” to the Panama Group, on the basis that the separate financial statements of the respective entities were prepared under IFRS where such goodwill and/or intangibles have not been previously recognised. Goodwill presented in the combined financial statements of Panama Group relates to goodwill arising from consolidation of the entities within the Panama Group.

The combined financial statements of Panama Group meet the definition of general purpose combined financial statements as it would be made available to a wide range of investors.

The combined financial statements presented do not necessarily give an accurate picture of Panama Group’s results of operations, financial position, changes in equity and cash flows in the future, nor what these would have been had the entities operated as a standalone separate legal group.

The combined financial statements have been prepared on a historical cost basis except as disclosed in the accounting policies below. The combined financial statements are presented in Ringgit Malaysia (“MYR”).

As at 31 December 2020, the Panama Group’s current liabilities exceeded the current assets by MYR32,734,608. Included in the net current liabilities of Panama Group are amounts due to related companies of MYR149,018,885 and amounts due from related companies of MYR113,444,296.

In July 2021, REA completed the settlement process of related companies balances due to and due from Panama Group which was a condition precedent to the Proposed Disposal. The settlement process was completed through debt capitalisation and cash settlement.

REA has also received a letter of financial support from PG, stating their intention to fully support Panama Group to meet its obligations as they become due for at least one year from the signing date of the combined financial statements of Panama Group.

Accordingly, the directors of REA are of the opinion that the preparation of the combined financial statements of Panama Group on a going concern basis is appropriate.

2.2	First-time adoption of IFRS

These combined financial statements are the Panama Group’s first financial statements prepared in accordance with IFRS.

Accordingly, IFRS 1: First-Time Adoption of International Financial Reporting Standards (“IFRS 1”) has been applied and the Panama Group has prepared financial statements that comply with IFRSs applicable as at 31 December 2020, together with the comparative period for the financial year ended 31 December 2019, as described in the summary of significant accounting policies. In preparing the

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.2	First-time adoption of IFRS (continued)

financial statements, the Panama Group’s opening statement of financial position was prepared as at 1 January 2019, the Panama Group’s date of transition to IFRS.

In preparing its opening IFRS statement of financial position as at 1 January 2019 (which is also the date of transition), there were no reconciling items as Panama Group has applied Paragraph D16 (a) of IFRS 1, to measure its assets and liabilities at the carrying amounts that would be included in REA’s consolidated financial statements, if no adjustments were made for consolidation procedures and for the effects of the business combination in which REA acquired the entities in Panama Group.

Accordingly, Panama Group will also adopt any new and amended IFRSs that become effective during the periods presented (1 January 2019 – 31 December 2020) in the same manner it was adopted by REA. Adoption of the new and amended IFRSs did not have a significant effect on the combined financial statements of Panama Group except for IFRS 16. Panama Group has adopted IFRS 16 on 1 January 2019 using the modified retrospective approach, in the same manner it was adopted by REA. The adoption of IFRS 16 by Panama Group is disclosed in Note 2.3.

The Panama Group has also elected to apply the exemption for cumulative foreign currency translation differences for foreign operations to be deemed as zero as at 1 January 2019.

2.3	Adoption of new and amended IFRS, interpretations and annual improvements

As Panama Group has applied paragraph D16 (a) of IFRS 1, Panama Group will adopt any new and amended IFRSs and interpretations that become effective during the periods presented (1 January 2019 – 31 December 2020) when they become effective in the same manner that they were adopted by REA.

Description	Effective for annual periods beginning on or after

IFRS 16: Leases	1 January 2019
IFRS 9: Prepayment Features with Negative Compensation (Amendments to IFRS 9)	1 January 2019
IAS 28: Long-term Interests in Associates and Joint Ventures (Amendments to IAS 28)	1 January 2019
IAS 19: Plan Amendment, Curtailment or Settlement (Amendments to IAS 19)	1 January 2019
IFRIC 23: Uncertainty over Income Tax Treatments	1 January 2019
Annual Improvements to IFRS Standards 2015–2017 Cycle	1 January 2019
IAS 1 and IAS 8: Definition of Material (Amendments to IAS 1 and IAS 8)	1 January 2020
IFRS 3: Definition of a Business (Amendments to IFRS 3)	1 January 2020
IFRS 9, IAS 39 and IFRS 7: Interest Rate Benchmark Reform (Amendments to IFRS 9, IAS 39 and IFRS 7)	1 January 2020
Conceptual Framework: Amendments to References to the Conceptual Framework in IFRS Standards	1 January 2020
IFRS 16: Covid-19-Related Rent Concessions (Amendments to IFRS 16 Leases)	1 June 2020

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.3	Adoption of new and amended IFRS, interpretations and annual improvements (continued)

The adoption of the above new and amended IFRSs, interpretation and annual improvements did not have any significant effect on the combined financial statements of Panama Group except for IFRS 16, as discussed below:

IFRS 16: Leases

IFRS 16 supersedes IAS 17: Leases, IFRIC 4: Determining whether an Arrangement contains a Lease, SIC-15: Operating Lease-Incentives and SIC-27: Evaluating the Substance of Transactions Involving the Legal Form of a Lease. The standard sets out the principles for the recognition, measurement, presentation and disclosure of leases and requires lessees to recognise most leases on the statement of financial position.

Lessor accounting under IFRS 16 is substantially unchanged from IAS 17. Lessors will continue to classify all leases as either operating or finance leases using similar principles as in IAS 17. Therefore, IFRS 16 did not have an impact for leases where Panama Group is the lessor.

Panama Group has adopted IFRS 16 using the modified retrospective method of adoption with the date of initial application of 1 January 2019. Under this method, the standard is applied retrospectively with the cumulative effect of initially applying the standard recognised at the date of the initial application, which is 1 January 2019. Accordingly, opening balances are not restated.

Upon adoption of IFRS 16, Panama Group applied a single recognition and measurement approach for all leases except for short-term leases and leases of low- value assets. The accounting policy on leases is disclosed in Note 2.16. The standard provides specific transition requirements which have been applied by Panama Group.

Leases previously accounted for as operating leases

Panama Group recognised right-of-use (“ROU”) assets and lease liabilities for those leases previously classified as operating leases, except for short-term leases and leases of low-value assets. Lease liabilities were recognised based on the present value of the remaining lease payments, discounted using the incremental borrowing rate at the date of the initial application and the Panama Group has opted for ROU assets to be carried at an amount equal to lease liabilities.

The effect of adopting IFRS 16 to the statement of financial position of Panama Group as at 1 January 2019 is as follows:

	As reported under IAS 17	IFRS 16 Adjustments	As reported under IFRS 16
	MYR	MYR	MYR

Non-current assets
Right-of-use assets	—	6,016,774	6,016,774

Non-current liabilities
Lease liabilities	—	(4,952,514)	(4,952,514)

Current liabilities
Lease liabilities	—	(1,064,260)	(1,064,260)

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.3	Adoption of new and amended IFRS, interpretations and annual improvements (continued)

IFRS 16: Leases (continued)

The lease liabilities as at 1 January 2019 can be reconciled to the operating lease commitments as of 31 December 2018, as follows:

MYR

Operating lease commitments as at 31 December 2018	2,781,113
Weighted average incremental borrowing rate as at 1 January 2019	7%
Discounted using the incremental borrowing rate at 1 January 2019	2,492,823
Recognition exemption for leases with less than 12 months of lease term at transition and low value	(40,766)
Extension options reasonably certain to be exercised	3,435,837
Equipment leases not in operating lease commitments at 31 December 2018	128,880

Lease liabilities recognised and discounted using the lessee’s incremental borrowing rate as at 1 January 2019	6,016,774

2.4	Standards and annual improvements issued but not yet effective

The standards and annual improvements that are issued but not yet effective up to the date of issuance of the Panama Group’s financial statements are disclosed below. The Panama Group intends to adopt these standards, if applicable, when they become effective.

Description	Effective for annual periods beginning on or after

IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16:
Interest Rate Benchmark Reform - Phase 2 (Amendments to IFRS 9, IAS 39, IFRS 7, IFRS 4 and IFRS 16)	1 January 2021
Covid-19-Related Rent Concessions beyond 30 June 2021 (Amendment to IFRS 16 Leases)	1 April 2021
Annual Improvements to IFRS Standards 2018-2020	1 January 2022
IFRS 3: Conceptual Framework: Amendments to Business Combinations	1 January 2022
IAS 16: Property, Plant and Equipment - Proceeds before Intended Use (Amendments to IAS 16 Property, Plant and Equipment)	1 January 2022
IAS 37: Onerous Contracts - Cost of Fulfilling a Contract (Amendments to IAS 37 Provisions, Contingent Liabilities and Contingent Assets)	1 January 2022
IAS 1: Classification of Liabilities as Current or Non-current (Amendments to IAS 1)	1 January 2022
IFRS 17: Insurance Contracts	1 January 2023
IFRS 17: Insurance Contracts (Amendments to IFRS 17)	1 January 2023
Deferred Tax related to Assets and Liabilities arising from a Single Transaction (Amendments to IAS 12)	1 January 2023
IAS 8: Definition of Accounting Estimates (Amendments to IAS 8)	1 January 2023
IFRS 10 and IAS 28: Sale or Contribution of Assets between an Investor and its Associate or Joint Venture (Amendments to IFRS 10 and IAS 28)	Deferred

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.4	Standards and annual improvements issued but not yet effective (continued)

The adoption of the standards and annual improvements above is not expected to have a material impact on the combined financial statements in the period of initial recognition.

2.5	Basis of consolidation

Control is achieved when a parent entity within the Panama Group (“Parent Entity”) is exposed, or has rights, to variable returns from its involvement with the investee and has the ability to affect those returns through its power over the investee. Specifically, the Parent Entity controls an investee if, and only if, the Parent Entity has:

(i)	power over the investee (i.e. existing rights that give it the current ability to direct the relevant activities of the investee);

(ii)	exposure, or rights, to variable returns from its involvement with the investee; and

(iii)	the ability to use its power over the investee to affect its returns.

Generally, there is a presumption that a majority of voting rights result in control. To support this presumption and when the Parent Entity has less than a majority of the voting or similar rights of an investee, the Parent Entity considers all relevant facts and circumstances in assessing whether it has power over an investee, including:

(i)	the contractual arrangement with the other vote holders of the investee;

(ii)	rights arising from other contractual arrangements; and

(iii)	the Parent Entity’s voting rights and potential voting rights.

The Parent Entity reassesses whether or not it controls an investee if facts and circumstances indicate that there are changes to one or more of the three elements of control. Consolidation of a subsidiary begins when the Parent Entity obtains control over the subsidiary and ceases when the Parent Entity losses control of the subsidiary. Assets, liabilities, income and expenses of a subsidiary acquired or disposed of during the financial year are included in the combined financial statements from the date Panama Group gains control until the date Panama Group ceases to control the subsidiary.

All intra-group assets and liabilities, equity, income, expenses and cash flows relating to transactions between the Parent Entity and subsidiaries are eliminated in full on consolidation. A change in the ownership interest of a subsidiary, without a loss of control, is accounted for as an equity transaction.

If the Parent Entity loses control over a subsidiary, it derecognises the related assets (including goodwill), liabilities and other components of equity while any resultant gain or loss is recognised in profit or loss. Any investment retained is recognised at fair value.

Business combinations

Business combinations are accounted for using the acquisition method. The cost of an acquisition is measured as the aggregate of the consideration transferred measured at acquisition date fair value. Acquisition-related costs are expensed as incurred and included in administrative expenses.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.5	Basis of consolidation (continued)

Business combinations (continued)

When a Parent Entity acquires a business, it assesses the financial assets and liabilities assumed for appropriate classification and designation in accordance with the contractual terms, economic circumstances and pertinent conditions as at the acquisition date. This includes the separation of embedded derivatives in host contracts by the acquiree.

Any contingent consideration to be transferred by the acquirer will be recognised at fair value at the acquisition date. Contingent consideration classified as an asset or liability that is a financial instrument and within the scope of IFRS 9: Financial Instruments, is measured at fair value with changes in fair value recognised either in profit or loss or as a change to other comprehensive income (“OCI”). If the contingent consideration is not within the scope of IFRS 9, it is measured in accordance with the appropriate IFRS. Contingent consideration that is classified as equity is not remeasured and subsequent settlement is accounted for within equity.

Goodwill is initially measured at cost, being the excess of the aggregate of the consideration transferred and any previous interest held, over the net identifiable assets acquired and liabilities assumed. If the fair value of the net assets acquired is in excess of the aggregate consideration transferred, the Parent Entity reassesses whether it has correctly identified all of assets acquired and all of the liabilities assumed and reviews the procedures used to measure the amounts to be recognised at the acquisition date. If the assessment still results in an excess of the fair value of net assets acquired over the aggregate consideration transferred, then the gain is recognised in profit or loss.

2.6	Foreign currency transactions

(a)	Functional and presentation currency

The Panama Group’s combined financial statements are presented in MYR. Each entity in Panama Group determines its own functional currency and items included in the financial statements of each entity are measured using that functional currency. Functional currency is determined based on the primary economic environment in which the entity operates in.

(b)	Foreign currency transactions

Transactions in foreign currencies are initially recorded by the entities at their repsective functional currency at exchange rates prevailing at the transaction dates. Monetary assets and liabilities denominated in foreign currencies are translated at the rate of exchange ruling at the reporting date. Non-monetary items denominated in foreign currencies that are measured at historical cost are translated using the exchange rates as at the dates of the initial transactions.

Exchange differences arising on the settlement of monetary items or on translating monetary items at the reporting date are recognised in profit or loss.

Exchange differences arising on the translation of non-monetary items carried at fair value are included in profit or loss for the financial year except for the differences arising on the translation of non-monetary items in respect of which gains and losses are recognised directly in OCI. Exchange differences arising from such non-monetary items are also recognised directly in OCI.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.6	Foreign currency transactions (continued)

(c)	Foreign entities

On consolidation, the assets and liabilities of operations in Thailand are translated into MYR at the rate of exchange prevailing at the reporting date and the income and expenses in the statements of comprehensive income are translated at exchange rates prevailing at the dates of the transactions. The exchange differences arising on translation for consolidation and for the purpose of the preparation of the combined financial statements are recognised in the foreign currency translation reserves. Equity reserve and retained earnings as at 1 January 2019 are translated using the rates on 1 January 2019. Subsequent translation differences are accumulated within the foreign currency translation reserves in equity. Gains and losses from foreign currency transactions are generally included in profit or loss for the financial year.

2.7	Plant and equipment

All items of plant and equipment are initially recorded at cost. The cost of an item of plant and equipment is recognised as an asset if, and only if, it is probable that future economic benefits associated with the item will flow to Panama Group and the cost of the item can be measured reliably.

Subsequent to recognition, plant and equipment are measured at cost less accumulated depreciation and accumulated impairment losses, if any. The cost of an item includes expenditure that is attributable to the acquisition of the item. Subsequent costs are included in the asset’s carrying amount or recognised as a separate asset, as appropriate, only when it is probable that future economic benefits associated with the item will flow to Panama Group and the cost of the item can be measured reliably. When significant parts of plant and equipment are required to be replaced in intervals, Panama Group recognises such parts as individual assets with specific useful lives and depreciation, respectively. The carrying amount of the replaced part is then derecognised. Likewise, when a major inspection is performed, its cost is recognised in the carrying amount of the plant and equipment as a replacement if the recognition criteria are satisfied. All other repair and maintenance costs are recognised in profit or loss as incurred.

Depreciation of plant and equipment is computed on a straight-line basis over the estimated useful lives of the assets as follows:

Renovation	10 years
Computers and video recording equipment	3 to 5 years
Furniture and fittings	3 to 5 years
Office equipment	5 years

The residual values, useful life and depreciation method are reviewed at each financial year end, and adjusted prospectively, if appropriate, to ensure that the amount, method and period of depreciation are consistent with the expected pattern of consumption of the future economic benefits embodied in the items of plant and equipment.

The carrying values of plant and equipment are reviewed for impairment when events or changes in circumstances indicate that the carrying value may not be recoverable.

An item of plant and equipment is derecognised upon disposal or when no future economic benefits are expected from its use or disposal. Any gain or loss on derecognition of the asset is included in the profit or loss in the financial year the asset is derecognised.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.8	Intangible assets

Goodwill

Goodwill is initially measured at cost. Following initial recognition, goodwill is measured at cost less accumulated impairment losses.

For the purpose of impairment testing, goodwill acquired is allocated, from the acquisition date, to each of Panama Group’s cash-generating units (“CGU”) that are expected to benefit from synergies of the combination.

The CGU to which goodwill has been allocated is tested for impairment annually and whenever there is an indication that the CGU may be impaired, by comparing the carrying amount of the CGU including the allocated goodwill, with the recoverable amount of the CGU. Where the recoverable amount of the CGU is less than the carrying amount, an impairment loss is recognised in the profit or loss. Impairment losses recognised for goodwill are not reversed in subsequent periods.

Where goodwill forms part of a CGU and part of the CGU is disposed of, the goodwill associated with the operation disposed of is included in the carrying amount of the operation when determining the gain or loss on disposal of the operation. Goodwill disposed of in this circumstance is measured based on the relative fair values of the operations disposed of and the portion of the CGU retained.

Other intangible assets

Intangible assets acquired separately are measured initially at cost. Following initial acquisition, intangible assets are measured at cost less any accumulated amortisation and accumulated impairment losses, if any. The useful lives of intangible assets are assessed to be either finite or indefinite.

Intangible assets with finite useful lives are amortised over the estimated useful lives and assessed for impairment whenever there is an indication that the intangible asset may be impaired. The amortisation period and the amortisation method are reviewed at least at each financial year-end. Changes in the expected useful life or the expected pattern of consumption of future economic benefits embodied in the asset is accounted for by changing the amortisation period or method, as appropriate, and are treated as changes in accounting estimates. The amortisation expense on intangible assets with finite lives is recognised in profit or loss.

Intangible assets with indefinite useful lives or not yet available for use are tested for impairment annually, or more frequently if the events and circumstances indicate that the carrying value may be impaired either individually or at the CGU level. Such intangible assets are not amortised. The useful life of an intangible asset with an indefinite useful life is reviewed annually to determine whether the useful life assessment continues to be supportable. If not, the change in useful life from indefinite to finite is made on a prospective basis.

Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognised in profit or loss when the asset is derecognised.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.8	Intangible assets (continued)

Other intangible assets (continued)

Trademarks

Trademarks consists of trademarks, licence rights and domain which are capitalised at cost. The useful lives of the trademarks are estimated to be indefinite because based on the current market share of these assets, management believes there is no foreseeable limit to the period over which these intangible assets are expected to generate net cash inflows for Panama Group.

Computer software

Cost incurred to acquire computer software, that are not an integral part of the related hardware, are capitalised as intangible assets and amortised on a straight-line basis over the estimated useful life of 3 years.

Website, mobile applications and transaction data

Website, mobile applications and transaction data are capitalised at cost. Amortisation of the website and mobile application are computed on a straight line basis over 5 years and transaction data are computed on a straight-line basis over 3 years which is the estimated useful live of the asset.

Capital work-in-progress

Capital work-in-progress is capitalised at cost and will be amortised on a straightline basis over the estimated useful life when it is ready to be used.

2.9	Impairment of non-financial assets

Panama Group assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when an annual impairment assessment for an asset is required, Panama Group makes an estimate of the asset’s recoverable amount.

An asset’s recoverable amount is the higher of an asset’s fair value less costs to sell and its value in use. For the purpose of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash-generating-unit (“CGU”).

In assessing value in use, the estimated future cash flows expected to be generated by the asset are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Where the carrying amount of an asset exceeds its recoverable amount, the asset is written down to its recoverable amount. Impairment losses recognised in respect of a CGU or groups of CGUs are allocated to reduce the carrying amount of the assets in the unit or groups of units on a pro-rata basis. An impairment is recognised whenever the carrying amount of an asset or CGU exceeds its recoverable amount, and the impairment loss is recognised as an expense in profit or loss in the period in which it arises.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. A previously recognised impairment loss is reversed if, and only if, there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case, the

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.9	Impairment of non-financial assets (continued)

carrying amount of the asset is increased to its recoverable amount. That increase cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised previously. Such reversal is recognised in profit or loss.

2.10	Financial assets

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

2.10.1	Initial recognition and measurement

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (“FVOCI”) and fair value through profit or loss (“FVTPL”).

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Panama Group’s business model for managing them. With the exception of trade receivables that do not contain a significant financing component or for which the Panama Group has applied the practical expedient, the Panama Group initially measures a financial asset at its fair value plus, in the case of a financial asset not at FVTPL, transaction costs. Trade receivables that do not contain a significant financing component or for which the Panama Group has applied the practical expedient are measured at the transaction price determined under IFRS 15 as disclosed in the accounting policies in Note 2.17.

In order for a financial asset to be classified and measured at amortised cost or FVOCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (“SPPI”)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level. Financial assets with cash flows that are not SPPI are classified and measured at FVTPL, irrespective of the business model.

The Panama Group’s business model for managing financial assets refers to how the financial assets are managed in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both. Financial assets classified and measured at amortised cost are held within a business model with the objective to hold financial assets in order to collect contractual cash flows while financial assets classified and measured at FVOCI are held within a business model with the objective of both holding to collect contractual cash flows and selling.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognised on the trade date, i.e., the date that the Panama Group commits to purchase or sell the asset.

2.10.2	Subsequent measurement

For purposes of subsequent measurement, financial assets are classified in four categories:

-	Financial assets at amortised cost (debt instruments)

-	Financial assets at FVOCI with recycling of cumulative gains and losses (debt instruments)

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.10	Financial assets (continued)

2.10.2	Subsequent measurement (continued)

-	Financial assets designated at FVOCI with no recycling of cumulative gains and losses upon derecognition (equity instruments)

-	Financial assets at FVTPL

Panama Group only has financial assets at amortised cost (debt instrument).

Financial assets at amortised cost (debt instruments)

Panama Group measures financial assets at amortised cost if both of the following conditions are met:

-	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and

-	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding.

Financial assets at amortised cost are subsequently measured using the Effective Interest Rate (“EIR”) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired.

Panama Group’s financial assets at amortised cost includes trade and other receivables and cash and bank balances.

2.10.3	Derecognition

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is primarily derecognised (i.e., removed from the Panama Group’s statements of financial position) when:

-	the rights to receive cash flows from the asset have expired; or

-

the Panama Group has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either (a) the Panama Group has transferred substantially all the risks and rewards of the asset, or (b) the Panama Group has neither transferred nor retained substantially all the risks and rewards of the asset, but have transferred control of the asset.

When the Panama Group has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if, and to what extent, it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Panama Group continues to recognise the transferred asset to the extent of its continuing involvement. In that case, the Panama Group also recognises an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Panama Group has retained.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.10	Financial assets (continued)

2.10.3	Derecognition (continued)

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Panama Group could be required to repay.

2.11	Impairment of financial assets

The Panama Group recognises an allowance for expected credit losses (“ECLs”) for all debt instruments not held at FVTPL. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Panama Group expects to receive, discounted at an approximation of the original effective interest rate. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.

ECLs are recognised in two stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12 months (“12-month ECL”). For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (“lifetime ECL”).

For trade and other receivables, the Panama Group applies a simplified approach in calculating ECLs. Therefore, the Panama Group does not track changes in credit risk, but instead recognises a loss allowance based on lifetime ECLs at each reporting date. When estimating ECL, the Panama Group considers reasonable and supportable information that is relevant and available without undue cost or effort. This includes both quantitative and qualitative information and analysis, based on the Panama Group’s historical experience and informed credit assessment and including forward-looking information.

The Panama Group considers a financial asset to be in default when internal or external information indicates that the Panama Group is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Panama Group. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

2.12	Financial liabilities

2.12.1	Initial recognition and measurement

Financial liabilities are classified, at initial recognition, as financial liabilities at FVTPL, financial liabilities at amortised cost which include loans and borrowings and payables, or as derivatives designated as hedging instruments in an effective hedge, as appropriate.

All financial liabilities are recognised initially at fair value and, in the case of loans and borrowings and payables, net of directly attributable transaction costs.

The Panama Group’s financial liabilities include trade and other payables.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.12	Financial liabilities (continued)

2.12.2	Subsequent measurement

The measurement of financial liabilities depends on their classification, as described below:

Trade and other payables

Trade and other payables are subsequently measured at amortised cost using the EIR method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process.

Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included as finance costs in the profit or loss. This category generally applies to other payables.

2.12.3	Derecognition

A financial liability is derecognised when the obligation under the liability is discharged or cancelled or expires. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognised in the statements of profit or loss.

2.12.4	Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is reported in the statements of financial position if there is a currently enforceable legal right to offset the recognised amounts and there is an intention to settle on a net basis, to realise the assets and settle the liabilities simultaneously.

2.13	Cash and cash equivalents

Cash and cash equivalents comprise cash at bank and on hand which are subject to an insignificant risk of changes in value.

2.14	Provisions

Provisions are recognised when Panama Group has a present obligation (legal or constructive) as a result of a past event, it is probable that an outflow of economic resources will be required to settle the obligation and the amount of the obligation can be estimated reliably.

Provisions are reviewed at each reporting date and adjusted to reflect the current best estimate. If it is no longer probable that an outflow of economic resources will be required to settle the obligation, the provision is reversed. If the effect of the time value of money is material, provisions are discounted using a current pre-tax rate that reflects, where appropriate, the risks specific to the liability. When discounting is used, the increase in the provision due to the passage of time is recognised as a finance cost.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.15	Employee benefits

(a)	Short term benefits

Wages, salaries, bonuses and social security contributions are recognised as an expense in the year in which the associated services are rendered by employees. Short term accumulating compensated absences such as paid annual leave are recognised when services are rendered by employees that increase their entitlement to future compensated absences. Short term non-accumulating compensated absences such as sick leave, maternity and paternity leave are recognised when the absences occur.

(b)	Defined contribution plan

Panama Group participates in the national pension schemes as defined and required by the local laws of the countries in which it has operations.

Panama Group makes contributions to the Employees Provident Fund in Malaysia, a defined contribution pension scheme. The contributions are recognised as an expense in the period in which the related service is performed. Thailand does not have a national pension scheme.

(c)	Employment leave entitlement

Employee entitlements to annual leave are recognised as a liability when they accrue to the employees. The estimated liability for leave is recognised for services rendered by employees up to the reporting date.

2.16	Leases

Panama Group assesses at contract inception whether a contract is, or contains, a lease. That is, if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration.

Panama Group as a lessee

Panama Group applies a single recognition and measurement approach for all leases, except for short-term leases and leases of low-value assets. Panama Group recognises lease liabilities to make lease payments and ROU assets representing the right to use the underlying assets.

(i)	ROU assets

Panama Group recognises ROU assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). ROU assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of ROU assets includes the amount of lease liabilities recognised, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.16	Leases (continued)

Panama Group as a lessee (continued)

(i)	ROU assets (continued)

ROU assets are depreciated on a straight-line basis over the shorter of the lease term and the estimated useful lives of the assets, as follows:

Premises	3 - 6 years

The ROU assets are also subject to impairment. The accounting policy on impairment of non-financial assets is as disclosed in Note 2.9.

(ii)	Lease liabilities

At the commencement date of the lease, Panama Group recognises lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable and payments of penalties for terminating the lease, if the lease term reflects Panama Group exercising the option to terminate. Variable lease payments that do not depend on an index or a rate and are dependent on a future activity are recognised as expenses in the period in which the event or condition that triggers the payment occurs.

In calculating the present value of lease payments, Panama Group uses its incremental borrowing rate at the lease commencement date because the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification or a change in the lease term.

(iii)	Short-term leases and leases of low-value assets

Panama Group applies the short-term lease recognition exemption to its short-term leases of premises (i.e., leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option). It also applies the lease of low-value assets recognition exemption to leases of office equipment that are considered to be low value. Lease payments on short-term leases and leases of low-value assets are recognised as expense on a straight-line basis over the lease term.

2.17	Revenue

Panama Group is in the business of operating internet based property portal and the provision of management services to its related companies.

Revenue is recognised when services are provided to the customer at an amount that reflects the consideration to which Panama Group expects to be entitled in exchange for those goods or services, net of indirect taxes.

Panama Group assesses each arrangement to determine whether Panama Group acts as a principal or an agent based on whether Panama Group controls the product or service before transferring it to the end customer. Where Panama Group acts as a principal, revenue is recorded on a gross basis versus on a net basis where Panama Group acts as an agent. Panama Group has concluded that it is the principal in its subscription services, depth credits, market comparison reports, media advertising and review services revenue arrangements because the Panama Group controls the internet based property portals

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.17	Revenue (continued)

that are used to provide the services promised to the customers. Similarly, the Panama Group has also concluded that it is the principal for the events and management services revenue arrangements because the Panama Group is the main organiser of the events and management services are provided by employees of the Panama Group.

(a)	Subscription services

Customers pay a subscription fee to have access to Panama Group’s website to advertise or list their property for sale or generate historical sub-sale transaction data. Subscription fees are recognised over time as the benefits are simultaneously received and consumed by the customers.

For subscription services, the Panama Group invoices and receives payment prior to the provisioning of services, apart from services provided to property developers, for which a 30 to 60 days credit term is provided. There is no significant financing component for subscription services revenue stream.

(b)	Events

Panama Group holds physical property events for property developers and property agents. Revenue from events is recognised at a point in time.

For events, the Panama Group invoices upon provisioning of services and a 30 to 60 days credit term is provided. There is no significant financing component for events revenue stream.

(c)	Depth credits

Depth credits are either recognised over time or at a point of time, depending on the type of service that the customer subscribes to.

When a customer lists their property advertisement on the website or enhances the features of their property advertisement, revenue is recognised over time as the benefits are simultaneously received and consumed by the customers.

When a customer enhances the visibility of their advertisement by moving their property advertisement higher up the search listing, revenue is recognised at a point in time.

For depth credits, the Panama Group invoices and receives payment prior to the provisioning of services. There is no significant financing component for depth credits revenue stream.

(d)	Market comparison report

Market comparison report revenue is generated from provision of market comparison report based on the criteria defined by the customers. The revenue is recognised at the point in time when the report is provided to the customers and payment is received simultaneously.

There is no significant financing component for market comparison report revenue stream.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.17	Revenue (continued)

(e)	Media advertising

Customers promote their companies by using on-site advertisement on the website listing. Revenue is recognised over time.

For media advertising, the Panama Group invoices and receives payment prior to the provisioning of services. There is no significant financing component for media advertising revenue stream.

(f)	Review services revenue

Revenue from the provision of review services such as writing of articles and posting of videos to promote customers’ properties is recognised at point in time when the articles and videos are posted on the website.

For review services the Panama Group invoices upon provisioning of services and a 30 to 60 days credit term is provided. There is no significant financing component for review services revenue stream.

(g)	Management services revenue

Revenue from the provision of management support services such as sales and marketing, accounting and finance, human resources and technology support to related companies is recognised over time as the management support services are simultaneously received and consumed by the customers.

For management services, the Panama Group invoices upon provisioning of services and are repayable on demand. There is no significant financing component for management services revenue stream.

(h)	Contract balances

(i)	Trade receivables

A receivable represents Panama Group’s right to an amount of consideration that is unconditional. The accounting policies of financial assets is as disclosed in Note 2.10.

Trade receivables are mainly arising from subscription services to property developers, events, review services and management services revenue streams.

(ii)	Contract liabilities

A contract liability is the obligation to transfer goods or services to a customer for which Panama Group has received consideration (or an amount of consideration is due) from the customer at the inception of the contract. If a customer pays consideration before Panama Group transfers goods or services to the customer, a contract liability is recognised when the payment is made or the payment is due (whichever is earlier). Contract liabilities are recognised as revenue when Panama Group performs under the contract.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.17	Revenue (continued)

Contract liabilities are mainly arising from subscription services, depth credits and media advertising.

Contracts with customers are for periods of one year or less and contract liabilities (ie. performance obligations which remain unfulfilled) at the financial year end will be fulfilled in the following financial year.

(i)	Cost to obtain a contract

Panama Group pays sales commissions to sales personnel as an incentive for each new purchases of subscription services and depth credits.

Panama Group has elected to apply the practical expedient to expense their sales commission as incurred as the expected customer life cycle is less than one year.

2.18	Income taxes

(a)	Current tax

Current tax is the expected amount of income taxes payable in respect of the taxable profit for the year and is measured using the tax rates that have been enacted or substantively enacted by the reporting date.

Current taxes are recognised in profit or loss except to the extent that the tax relates to items recognised outside profit or loss, either in OCI or directly in equity.

(b)	Deferred tax

Deferred tax is provided using the liability method on temporary differences at the reporting date between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes.

Deferred tax liabilities are recognised for all taxable temporary differences, except:

-

where the deferred tax liability arises from the initial recognition of goodwill or of an asset or liability in a transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

-

in respect of taxable temporary differences associated with the investment in subsidiary, where the timing of the reversal of the temporary differences can be controlled and it is probable that the temporary differences will not reverse in the foreseeable future.

Deferred tax assets are recognised for all other temporary differences, carry forward of unabsorbed capital allowances and unused tax losses, to the extent that it is probable that taxable profit will be available against which the other temporary differences, carry forward of unabsorbed capital allowances and unused tax losses can be utilised except:

-

where the deferred tax asset relating to the deductible temporary difference arises from the initial recognition of an asset or liability in the transaction that is not a business combination and, at the time of the transaction, affects neither the accounting profit nor taxable profit or loss; and

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.18	Income taxes (continued)

(b)	Deferred tax (continued)

-

in respect of deductible temporary differences associated with investment in subsidiary, deferred tax assets are recognised only to the extent that it is probable that the temporary differences will reverse in the foreseeable future and taxable profit will be available against which the temporary differences can be utilised.

The carrying amount of deferred tax assets is reviewed at each reporting date and reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow all or part of the deferred tax asset to be utilised. Unrecognised deferred tax assets are reassessed at each reporting date and are recognised to the extent that it has become probable that future taxable profit will allow the deferred tax assets to be utilised.

Deferred tax assets and liabilities are measured at the tax rates that are expected to apply to the year when the asset is realised or the liability is settled, based on tax rates and tax laws that have been enacted or substantively enacted at the reporting date.

Deferred tax relating to items recognised outside profit or loss is recognised outside profit or loss. Deferred tax items are recognised in correlation to the underlying transaction either in OCI or directly in equity and deferred tax arising from a business combination is adjusted against goodwill on acquisition.

Deferred tax assets and deferred tax liabilities are offset, if a legally enforceable right exists to set off current tax assets against current tax liabilities and the deferred taxes relate to the same taxable entity and the same taxation authority.

(c)	Sales and Services Tax (“SST”)

When SST is incurred, SST is recognised as part of the expense or cost of acquisition of the asset as SST is not recoverable.

Whereas, revenue is recognised net of the amount of SST billed as it is payable to the taxation authority. SST payable to the taxation authority is included as part of payables in the statements of financial position.

(d)	Value Added Tax (“VAT”)

Revenue, expenses and assets are recognised net of the amount of VAT except:

-

where the amount of VAT incurred on a purchase of assets or services is not recoverable from the taxation authority, in which case, the VAT is recognised as part of the cost of acquisition of the asset or as part of the expense item as applicable; and

-	when receivables and payables are stated with the amount of VAT included.

The net amount of VAT being the difference between output and input of VAT, payable to or receivable from the respective authorities at the reporting date, is included in other payables or other receivables in the statements of financial position.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

2.	Summary of significant accounting policies (continued)

2.19	Equity reserve

Equity reserve consists of the share capital of entities within Panama Group which do not have a direct parent-subsidiary relationship.

2.20	Current versus non-current classification

Panama Group presents assets and liabilities in the statement of financial position based on current/non-current classification. An asset is current when it:

-	Expected to be realised or intended to be sold or consumed in normal operating cycle;

-	Held primarily for the purpose of trading;

-	Expected to be realised within 12 months after the reporting period; or

-	Cash or cash equivalents unless restricted from being exchanged or used to settle a liability for at least 12 months after the reporting period.

All other assets are classified as non-current.

A liability is current when:

-	It is expected to be settled in normal operating cycle;

-	It is held primarily for the purpose of trading;

-	It is due to be settled within 12 months after the reporting period; or

-	There is no unconditional right to defer the settlement of the liability for at least 12 months after the reporting period.

Panama Group classifies all other liabilities as non-curent.

Deferred tax assets and liabilities are classified as non-current assets and liabilities.

3.	Significant accounting judgements and estimates

The preparation of Panama Group’s financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities at the reporting date. However, uncertainty about these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the asset or liability affected in the future.

3.1	Judgements made in applying accounting policies

There are no critical judgements made by management in the process of applying Panama Group’s accounting policies which may have significant effect on the amounts recognised in the financial statements.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

3.	Significant accounting judgements and estimates (continued)

3.2	Key sources of estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are as follows:

(a)	Useful lives of intangible assets

Amortisation are based on management’s estimates of the future estimated useful lives and residual value of intangible assets. Estimates may change due to technological developments, modernisation initiatives, expected level of usage, competition, market conditions and other factors, which could potentially impact the average useful lives and the residual values of the intangible assets. This may result in future changes in the estimated useful lives and in the amortisation expenses. A 5% difference in the expected useful lives of intangible assets from management’s estimates would result in approximately 2% (2019: 4%) variance in Panama Group’s loss for the year. The carrying amount of intangible assets at the reporting date are disclosed in Note 9.

(b)	Provision for ECL of trade receivables and other receivables

Panama Group assesses the credit risk at each reporting date, whether there have been significant increases in credit risk since initial recognition on an individual basis. To determine whether there is a significant increase in credit risks, Panama Group considers factors such as the probability of insolvency or significant financial difficulties of the debtors and default or significant delay in payments.

Where there is a significant increase in credit risk, Panama Group determines the lifetime ECL by considering the loss given default and the probability of default assigned to each counterparty customer. The financial assets are written off either partially or full when there is no realistic prospect of recovery. This is generally the case when Panama Group determines that the debtor does not have assets or sources of income that could generate sufficient cash flows to repay the amount subject to the write-offs.

The carrying amounts of the receivables is disclosed in Note 11.

(c)	Impairment of plant and equipment, intangible assets (including goodwill) and right-of-use assets

Plant and equipment, right-of-use assets and intangible assets (excluding goodwill) are tested for impairment when such indicators exist indicating that the carrying value may exceed the recoverable amount. Goodwill is tested for impairment annually.

For the purposes of testing impairment, Panama Group has grouped the plant and equipment, intangible assets (including goodwill) and right-of-use assets according to the separately identifiable CGUs, which are the Malaysian and Thai operations.

Management has determined the recoverable amount for these CGUs using the fair value less cost to sell method based on a market approach utilising revenue multiples based on available data from binding sales transactions, which are conducted at arm’s length by other companies in the digital real estate industry.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

3.	Significant accounting judgements and estimates (continued)

3.2	Key sources of estimation uncertainty (continued)

(c)	Impairment of plant and equipment, intangible assets (including goodwill) and right-of-use assets (continued)

While Panama Group believes that the assumptions used are appropriate and reasonable, significant changes in the assumptions may materially affect the assessment of the recoverable amounts and may lead to future impairment charges. Further details of the key assumptions applied in the impairment assessment is disclosed in Note 9.

4.	Revenue

	2020	2019
	MYR	MYR

Revenue from contracts with customer
Subscription services	1,227,813	1,119,132
Events	1,824,671	7,587,708
Depth credits	24,571,274	24,680,844
Market comparison report	72,341	62,460
Media advertising	12,089,141	14,748,257
Review services	5,723,766	7,056,618
Management services	10,902,752	20,731,876

	56,411,758	75,986,895

The timing of revenue recognition are as follows:
Transferred over time	38,248,335	48,887,992
Transferred at a point in time	18,163,423	27,098,903

	56,411,758	75,986,895

Contract balances

	31 December 2020	31 December 2019	1 January 2019
	MYR	MYR	MYR

Trade receivables (Note 11)	28,906,760	32,169,495	67,794,944
Contract liabilities	10,890,460	9,549,172	8,808,506

Contract liabilities mainly relate to advance consideration received from customers at inception of contracts arising from the subscription, depth credit and media advertising revenue streams, for which revenue is only recognised upon rendering of services.

As contracts with customers are for periods of one year or less, all contract liabilities as at 31 December 2019 and 31 December 2018 have been recognised as revenue in financial years ended 31 December 2020 and 31 December 2019 respectively. Contract liabilities as at 31 December 2020 will be recognised as revenue in the following financial year.

The increase in contract liabilities from 31 December 2018 to 31 December 2019, was mainly due to the increase in number of agents. The increase in contract liabilities from 31 December 2019 to 31 December

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

4.	Revenue (continued)

Contract balances (continued)

2020 was mainly due to the lifting of restrictions subsequent to the lockdown imposed arising from the Covid-19 pandemic restrictions which then saw an uptake of subscription services and depth credits (which were paid for in advance).

5.	Loss before tax

The following items have been included in arriving at loss before tax:

	2020	2019
	MYR	MYR

Gain on disposal of plant and equipment	—	(39)
Depreciation:
Depreciation of plant and equipment (Note 8)	2,048,473	2,044,955
Depreciation of right-of-use assets (Note 10)	1,479,259	1,417,034
Plant and equipment written off	34,058	93,772
Allowance for/(reversal of allowance for) expected credit losses for trade receivables (Note 11)	1,808	(1,006,142)
Provision for:
Reinstatement cost (Note 15)	20,741	46,001
Other staff benefits (Note 15)	13,178	52,436
Unrealised loss on foreign exchange	7,008,600	1,020,274
Accretion of interest for:
Lease liabilities (Note 10)	321,566	411,043
Reinstatement costs (Note 15)	15,497	26,508

6.	Employee benefits expense

	2020	2019
	MYR	MYR

Wages and salaries	34,448,411	32,941,803
Contributions to defined contribution plan	4,573,763	4,362,390
Social security contributions	251,087	237,959
Allowances	1,565,644	3,449,359
Bonus	3,660,050	3,943,511
Commissions	5,294,233	5,291,177
Other benefits	198,750	486,195

	49,991,938	50,712,394
Less: Employee benefits expense capitalised in intangible assets (Note 9)	(8,269,220)	(8,305,863)

	41,722,718	42,406,531

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

7.	Income tax expense

	2020	2019
	MYR	MYR

Current income tax:
Income tax	121,086	106,720
Under/(over) provision in prior financial years	2,284	(130,900)

	123,370	(24,180)

Deferred tax (Note 14):
Relating to origination and reversal of temporary differences	639,140	85,789
(Over)/underprovision in prior financial year	(176,335)	257,590

	462,805	343,379

	586,175	319,199

Domestic income tax of IPGA Management Services Sdn. Bhd., iProperty.com Malaysia Sdn. Bhd. and Brickz Research Sdn. Bhd. is calculated at the Malaysian statutory tax rate of 24% (2019: 24%) of the estimated assessable profit for the financial year.

Domestic income tax of iProperty (Thailand) Company Limited, Prakard IPP Co., Ltd., Kid Ruang Yu Co., Ltd. and Flagship Studio Co., Ltd. is calculated at the Thai statutory tax rate of 20% (2019: 20%) of the estimated assessable profit for the financial year.

The reconciliation between tax expense and the product of accounting loss multiplied by the applicable corporate tax rate for the financial years ended 31 December 2020 and 31 December 2019 are as follows:

	2020	2019
	MYR	MYR

Loss before tax	(36,880,296)	(10,159,411)

Tax at Malaysia statutory tax rate (24%) (2010: 24%)	(8,851,271)	(2,438,259)
Effect of lower tax rate in Thailand (20%) (2019: 20%)	335,371	446,648
Effect of reduction in tax rate on incremental chargeable income	—	(2,964)
Expenses not deductible for tax purposes	4,012,852	1,315,402
Income not subject to tax	(499,181)	(115,196)
Deferred tax assets not recognised during the financial year	5,762,455	986,878
Under/(over)provision of income tax expense in prior financial years	2,284	(130,900)
(Over)/underprovision of deferred tax expense in prior financial years	(176,335)	257,590

	586,175	319,199

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

7.	Income tax expense (continued)

Deferred tax assets have not been recognised in respect of the following items as it is not probable that future taxable profits will be available against which they may be utilised.

	2020	2019
	MYR	MYR

Unused tax losses
- Malaysia	5,089,691	2,094,242
- Thailand	10,495,050	3,217,927
Unabsorbed capital allowances	7,318,458	3,972,723
Other deductible temporary differences	20,729,322	10,337,400

	43,632,521	19,622,292

At the reporting date, the Panama Group has unused tax losses, unabsorbed capital allowances and other deductible temporary differences that are available for offset against future taxable profits of the respective entities within the Panama Group, for which no deferred tax asset is recognised due to uncertainty of their recoverability.

The availability of unused tax losses in Malaysia for offsetting against future taxable profits are subject to a 7-year limitation on the carry forward of those losses under the Finance Bill 2018 and guidelines issued by the Malaysian tax authority. The availability of the unused tax losses and unabsorbed capital allowances in Malaysia for offsetting against future taxable profits are also subject to no substantial changes in shareholdings under the Income Tax Act, 1967 and guidelines issued by the Malaysian tax authority.

The availability of unused tax losses in Thailand for offsetting against future taxable profits are subject to a 5-year limitation on the carry forward of those losses under Thai Revenue code - Section 65 Ter(12) issued by the Revenue department of Thailand. The availability of the unused tax losses in Thailand for offsetting against future taxable profits are also subject to no substantial changes in guidelines issued by the Revenue department of Thailand.

Other deductible temporary differences are available indefinitely for offset against future taxable profits of the Panama Group.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

8.	Plant and equipment

	Renovation MYR	Computers and video recording equipment MYR	Furniture and fittings MYR	Office equipment MYR	Total MYR
Cost
At 1 January 2019	4,084,919	3,439,222	988,015	270,393	8,782,549
Additions	621,302	610,490	328,584	54,894	1,615,270
Write off	—	(20,937)	(340,740)	(1,368)	(363,045)
Disposal	—	(11,507)	—	—	(11,507)
Exchange differences	13,946	33,201	28,543	92	75,782

At 31 December 2019	4,720,167	4,050,469	1,004,402	324,011	10,099,049
Additions	20,741	704,291	22,940	5,748	753,720
Write off	—	(133,229)	(15,164)	—	(148,393)
Exchange differences	(5,876)	(9,190)	(2,017)	—	(17,083)

At 31 December 2020	4,735,032	4,612,341	1,010,161	329,759	10,687,293

Accumulated depreciation
At 1 January 2019	774,231	1,650,962	348,974	121,095	2,895,262
Charge for the financial year	738,187	1,038,877	200,388	67,503	2,044,955
Write off	—	(36,263)	(231,676)	(1,334)	(269,273)
Disposal	—	(1,406)	—	—	(1,406)
Exchange differences	1,732	29,205	16,250	46	47,233

At 31 December 2019	1,514,150	2,681,375	333,936	187,310	4,716,771
Charge for the financial year	778,043	1,002,096	197,051	71,283	2,048,473
Write off	—	(106,283)	(8,052)	—	(114,335)
Exchange differences	245	(4,829)	(35)	—	(4,619)

At 31 December 2020	2,292,438	3,572,359	522,900	258,593	6,646,290

Net carrying amount
At 31 December 2020	2,442,594	1,039,982	487,261	71,166	4,041,003

At 31 December 2019	3,206,017	1,369,094	670,466	136,701	5,382,278

At 1 January 2019	3,310,688	1,788,260	639,041	149,298	5,887,287

Included in plant and equipment are fully depreciated assets which are still in use costing MYR1,415,020 (2019: MYR715,058).

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

9.	Intangible assets

	Goodwill MYR	Computer software MYR	Website and mobile applications MYR	Transaction data MYR	Trademarks MYR	Capital work in progress MYR	Total MYR
Cost
At 1 January 2019	3,690,449	5,992,278	20,735,074	762,771	19,495	1,963,795	33,163,862
Additions	—	251,382	32,920	155,889	—	16,132,969	16,573,160
Transfer	—	3,647,700	8,849,965	—	—	(12,497,665)	—
Exchange differences	—	48,438	6,865	—	—	60,245	115,548

At 31 December 2019	3,690,449	9,939,798	29,624,824	918,660	19,495	5,659,344	49,852,570
Additions	—	801,273	18,933,726	108,835	—	15,790,423	35,634,257
Transfer	—	9,375,329	7,908,937	—	—	(17,284,266)	—
Exchange differences	—	(10,297)	(1,075)	—	—	(9,418)	(20,790)

At 31 December 2020	3,690,449	20,106,103	56,466,412	1,027,495	19,495	4,156,083	85,466,037

Accumulated amortisation:
At 1 January 2019	—	1,361,450	11,118,434	442,889	—	—	12,922,773
Amortisation	—	2,882,484	5,956,490	213,905	—	—	9,052,879
Exchange differences	—	17,874	3,344	—	—	—	21,218

At 31 December 2019	—	4,261,808	17,078,268	656,794	—	—	21,996,870
Amortisation	—	5,312,810	11,096,892	148,937	—	—	16,558,639
Exchange differences		(1,244)	(329)	—	—	—	(1,573)

At 31 December 2020	—	9,573,374	28,174,831	805,731	—	—	38,553,936

Net carrying amount
At 31 December 2020	3,690,449	10,532,729	28,291,581	221,764	19,495	4,156,083	46,912,101

At 31 December 2019	3,690,449	5,677,990	12,546,556	261,866	19,495	5,659,344	27,855,700

At 1 January 2019	3,690,449	4,630,828	9,616,640	319,882	19,495	1,963,795	20,241,089

The regional platform costs which have been previously capitalised in entities outside the Panama Group amounting to MYR18.9 million have been transferred and held centrally by IPGA Management Services Sdn. Bhd., being the entity within the Panama Group that services and maintains the Asia region platform. These regional platform costs will form part of the assets divested on completion and have been included in additions during the financial year ended 31 December 2020 of MYR35.6 million.

Included in additions of MYR35.6 million (2019: MYR16.6 million) are employee benefits expense capitalised of MYR8.3 million (2019: MYR8.3 million) as disclosed in Note 6.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

9.	Intangible assets (continued)

Impairment testing

Panama Group which consists of operations in Malaysia and Thailand recorded losses before tax for the financial years ended 31 December 2020 and 31 December 2019 and this provides an indication of impairment. Accordingly, the directors of REA have performed an impairment assessment on the Malaysian and Thai operations which have been identified as two separate CGUs. The Malaysian and Thai operations have plant and equipment, intangible assets and right-of-use assets with a carrying amount of MYR46.8 million and MYR8.0 million respectively. Goodwill of MYR3.7 million is included in the carrying amount of the Malaysian operations and forms part of the Malaysian CGU.

The recoverable amounts of the two CGUs were determined based on the fair value less cost to sell (“FVLCTS”). The FVLCTS was based on a market approach utilising an average of revenue multiples from available data arising from binding sales transactions, which were conducted at arm’s length by other companies in the digital real estate industry. One of the significant unobservable inputs to determining the FVLCTS was the average revenue multiple, however a reasonable possible change will not result in an impairment.

Based on the assessment performed, directors of REA have determined that there was no impairment required as both of the CGUs’ recoverable amounts determined on the FVLCTS basis exceed the carrying amounts of their non-current assets.

The use of the revenue multiple is a Level 3 fair value measurement.

10.	Right-of-use assets and lease liabilities

Panama Group has lease contracts for premises and office equipment used in its operations. The lease arrangements generally do not allow for subleasing of the leased asset, unless there is a contractual right for Panama Group to sublet the leased asset to another party.

Panama Group also has certain leases of premises with lease terms of 12 months or less and leases of office equipment that have been determined to be low value. Panama Group applies the ‘short-term lease’ and ‘lease of low-value assets’ recognition exemption for these leases.

Set out below are the carrying amounts of right-of-use assets recognised and the movements during the financial years:

	2020	2019
	MYR	MYR
At the beginning of financial year	5,278,102	—
Adjustments upon adoption of IFRS 16	—	6,016,774

At the beginning of financial year (post IFRS 16)	5,278,102	6,016,774
Additions	—	682,646
Lease modification	98,201	—
Depreciation	(1,479,259)	(1,417,034)
Cumulative translation adjustments	(7,412)	(4,284)

At the end of financial year	3,889,632	5,278,102

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

10.	Right-of-use assets and lease liabilities (continued)

Set out below are the carrying amounts of lease liabilities and the movements during the financial years:

	2020	2019
	MYR	MYR
At the beginning of financial year	5,494,287	—
Adjustments upon adoption of IFRS 16	—	6,016,774

At the beginning of financial year (post IFRS 16)	5,494,287	6,016,774
Addition	—	682,646
Lease modification	98,201	—
Accretion of interest	321,566	411,043
Payments	(1,730,415)	(1,612,638)
Exchange differences	(7,750)	(3,538)

At the end of financial year	4,175,889	5,494,287

Analysed as:
Current	1,543,663	1,405,037
Non-current	2,632,226	4,089,250

	4,175,889	5,494,287

The incremental borrowing rate at the reporting date for lease liabilities was 7% (2019: 7%).

The following are the amounts recognised in profit or loss:

	2020	2019
	MYR	MYR
Depreciation expense of right-of-use assets	1,479,259	1,417,034
Accretion of interest on lease liabilities	321,566	411,043
Expenses included in administrative expenses:
Short-term leases	37,080	50,064
Low-value assets	10,189	9,754

Total amount recognised in profit or loss	1,848,094	1,887,895

Panama Group had total cash outflows for leases of MYR1,777,684 (2019: MYR1,672,456).

Reconciliation of liabilities arising from financing activities

	Non-current lease liabilities	Current lease liabilities	Total
	RM	RM	RM
At 1 January 2019	—	—	—
Adjustments upon adoption of IFRS 16	4,952,514	1,064,260	6,016,774

At 1 January 2019 (post IFRS 16)	4,952,514	1,064,260	6,016,774
Additions	541,774	140,872	682,646
Repayment	—	(1,612,638)	(1,612,638)
Non-cash changes:
Other changes	(1,405,038)	1,816,081	411,043
Exchange differences	—	(3,538)	(3,538)

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

10.	Right-of-use assets and lease liabilities (continued)

Reconciliation of liabilities arising from financing activities (continued)

	Non-current lease liabilities	Current lease liabilities	Total
	RM	RM	RM
At 31 December 2019	4,089,250	1,405,037	5,494,287
Repayment	—	(1,730,415)	(1,730,415)
Lease modification	98,201	—	98,201
Non-cash changes:
Other changes	(1,555,225)	1,876,791	321,566
Exchange differences	—	(7,750)	(7,750)

At 31 December 2020	2,632,226	1,543,663	4,175,889

Included in the other changes are the effects of reclassification of non-current portion of lease liabilities to current due to the passage of time and the accretion of interest on lease liabilities.

11.	Trade and other receivables

	31 December	31 December	1 January
	2020	2019	2019
	MYR	MYR	MYR
Current
Trade receivables
Amounts due from related companies (Note 17)	25,535,122	26,672,017	61,095,948
Third parties	3,683,556	5,891,463	8,123,579
Less: Allowance for expected credit loss	(311,918)	(393,985)	(1,424,583)

Third parties (net)	3,371,638	5,497,478	6,698,996

Trade receivables, net	28,906,760	32,169,495	67,794,944

Other receivables
Amounts due from related companies (Note 17)	87,909,174	97,360,678	52,691,714
Other receivables	1,012,678	1,504,391	1,287,181

	88,921,852	98,865,069	53,978,895

Total trade and other receivables	117,828,612	131,034,564	121,773,839

Total trade and other receivables	117,828,612	131,034,564	121,773,839
Add: Cash and bank balances	20,275,434	14,558,982	14,811,471

Total financial assets measured at amortised cost	138,104,046	145,593,546	136,585,310

Third parties trade receivables

Third parties trade receivables are non-interest bearing and are generally on 30 days (2019: 30 days) term. They are recognised at their original invoice amounts which represent their fair value on initial recognition.

Amounts due from related companies (trade and non-trade)

The amounts are unsecured, non-interest bearing and are repayable upon demand.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

11.	Trade and other receivables (continued)

Movement in allowance for expected credit losses for trade receivables:

	2020 MYR	2019 MYR
At 1 January	393,985	1,424,583
Allowance/(reversal of allowance) for the financial year	1,808	(1,006,142)
Written off	(83,530)	(26,875)
Exchange differences	(345)	2,419

At 31 December	311,918	393,985

12.	Cash and bank balances

	31 December 2020 MYR	31 December 2019 MYR	1 January 2019 MYR
Cash and bank balances, representing total cash and cash equivalents	20,275,434	14,558,982	14,811,471

Cash at banks earn interest at floating rates based on daily bank deposit rates. The weighted average interest rates as at 31 December 2020 for the Panama Group was 0.16% (2019: 0.08%) per annum.

While cash and bank balances are also subject to the impairment requirements of IFRS 9, the identified impairment loss was immaterial.

13.	Trade and other payables

	31 December 2020 MYR	31 December 2019 MYR	1 January 2019 MYR
Trade payables	240,896	163,855	218,342

Other payables
Amounts due to related party companies (Note 17)	149,018,885	103,704,562	79,483,174
Sundry payables and accrued expenses	9,447,166	9,485,138	7,334,756

	158,466,051	113,189,700	86,817,930

Total trade and other payables	158,706,947	113,353,555	87,036,272

Total trade and other payables	158,706,947	113,353,555	87,036,272
Add: Lease liabilities	4,175,889	5,494,287	—

Total other financial liabilities	162,882,836	118,847,842	87,036,272

Trade payables

Trade payables are non-interest bearing and the normal credit terms granted to Panama Group range from 30 to 90 days.

Amounts due to related companies

The amounts are non-trade in nature, unsecured, non-interest bearing and are repayable upon demand.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

14.	Deferred tax liabilities

	31 December 2020 MYR	31 December 2019 MYR
At 1 January	350,732	7,353
Recognised in profit or loss (Note 7)	462,805	343,379

At 31 December	813,537	350,732

Presented after appropriate offsetting as follows:
Deferred tax liabilities	813,537	350,732

The Panama Group offsets tax assets and liabilities if and only if it has a legally enforceable right to set off current tax assets and current tax liabilities and the deferred tax assets and deferred tax liabilities relate to income taxes levied by the same tax authority.

The components and movements of deferred tax liabilities and assets during the financial years ended 31 December 2020 and 31 December 2019 prior to offsetting are as follows:

Deferred tax assets

	Plant and equipment MYR	Unused business losses MYR	Unabsorbed capital allowances MYR	Others MYR	Total MYR
At 1 January 2019	(1,712)	—	—	9,065	7,353
Recognised in profit or loss	(547)	(155,622)	(1,497,733)	(155,359)	(1,809,261)

At 31 December 2019	(2,259)	(155,622)	(1,497,733)	(146,294)	(1,801,908)
Recognised in profit or loss	(2,230)	(162,614)	(192,359)	240,244	(116,959)

At 31 December 2020	(4,489)	(318,236)	(1,690,092)	93,950	(1,918,867)

Deferred tax liability

	Plant and equipment MYR	Intangible assets MYR	Total MYR
At 1 January 2019	—	—	—
Recognised in profit or loss	1,496,844	655,796	2,152,640

At 31 December 2019	1,496,844	655,796	2,152,640
Recognised in profit or loss	(482,965)	1,062,729	579,764

At 31 December 2020	1,013,879	1,718,525	2,732,404

15.	Provisions

Current

Withholding tax liability MYR
As at 1 January 2019, 31 December 2019 and 31 December 2020	2,604,545

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

15.	Provisions (continued)

Non-current

	Reinstatement cost MYR	Other staff benefits MYR	Total MYR
As at 1 January 2020	448,353	52,436	500,789
Accretion of interest	15,497	—	15,497
Provision during the financial year	20,741	13,178	33,919
Cumulative translation adjustments	(1,068)	(555)	(1,623)

At 31 December 2020	483,523	65,059	548,582

As at 1 January 2019	373,534	—	373,534
Accretion of interest	26,508	—	26,508
Provision during the financial year	46,001	52,436	98,437
Cumulative translation adjustments	2,310	—	2,310

At 31 December 2019	448,353	52,436	500,789

Withholding tax

Relates to withholding tax liability arising from payments made by an entity within the Panama Group to non-resident advertising companies.

Reinstatement cost

Reinstatement cost relates to costs to be incurred to reinstate the lease premises to the condition at the commencement of the lease. It is expected to be incurred upon expiry of the lease term.

16.	Equity reserve

Equity reserve consists of the share capital of the following entities within Panama Group which do not have a direct parent-subsidiary relationship.

31 December 2020, 31 December 2019
and 1 January 2019
MYR
iProperty (Thailand) Company Limited	3,119
Kid Ruang Yu Company Limited	60,519
iProperty.com Malaysia Sdn. Bhd.	500,000
IPGA Management Services Sdn. Bhd	500,000

1,063,638

The following are entities which are held through a direct parent-subsidiary relationship within the Panama Group:

Parent entity	Subsidiaries
iProperty (Thailand) Company Limited	Flagship Studio Company Limited
Kid Ruang Yu Company Limited
iProperty.com Malaysia Sdn.Bhd.	Brickz Research Sdn.Bhd.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

17.	Related party transactions and balances

Related party transactions and balances between Panama Group and subsidiaries of REA mainly arose from the managing of working capital within REA. There were also management fees charged by Panama Group to the subsidiaries and an associate of REA.

Significant related party transactions are as follows:

	2020 MYR	2019 MYR
Management fees income:
Subsidiaries of REA
iProperty Group Limited	2,226,702	1,946,151
Squarefoot.com.hk Co. Ltd	6,961,671	6,789,571
iProperty.com Singapore Pte. Ltd.	1,714,380	5,911,706
PT Web Marketing Indonesia	—	6,168,845

Associate of REA
99 Group Pte. Ltd.	1,902,633	—

Advances from/(to):
Subsidiaries of REA
iProperty Group Limited	21,890,056	29,355,736
Think Media Sdn. Bhd.	—	(20,000)

Payment on behalf of the Panama Group by:
REA	24,949,967	19,240,528

Subsidiaries of REA
iProperty Group Limited	—	252,935
Squarefoot.com.hk Co. Ltd.	752,218	418,095
PT Web Marketing Indonesia	—	40,008
iProperty.com Singapore Pte. Ltd.	—	2,852
GoHome H.K. Co. Limited	—	411,707
Info-Tools Pte. Ltd.	—	17,658

Payment by the Panama Group on behalf of:
REA	81,369	512,941

Subsidiaries of REA
Squarefoot.com.hk Co. Ltd.	211,396	98,552
PT Web Marketing Indonesia	155,166	840,185
iProperty.com Singapore Pte. Ltd.	49,837	506,095
GoHome H.K. Co. Limited	—	353,157
Smart Expo Limited	—	676,206

Reimbursement of marketing expenses from REA	5,384,154	8,533,957

Acquisition of intangible assets relating to computer software and website and mobile applications from*:
REA	5,803,256	6,950,558

Subsidiaries of REA
iProperty.com Singapore Pte. Ltd.	2,048,476	—
PT Web Marketing Indonesia	2,306,441	—
Squarefoot.com.hk Co. Ltd.	14,511,777	—

*	The acquisition of intangible assets are included in additions of intangible assets as disclosed in Note 9.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

17.	Related party transactions and balances (continued)

Significant related party balances are as follows:

	31 December	31 December	1 January
	2020	2019	2019
	MYR	MYR	MYR
Trade receivables:
- Amounts due from related companies
Think Media Sdn. Bhd.	58,977	58,977	58,977
GoHome H.K. Co. Limited	25,086,385	23,766,595	20,720,071
Smart Expo Limited	—	—	279,612
99 Group Pte. Ltd.	389,760	—	—
iProperty.com Singapore Pte Ltd	—	1,167,233	18,806,276
PT Web Marketing Indonesia	—	1,145,758	21,231,012
Squarefoot.com.hk Co. Ltd	—	533,454	—

	25,535,122	26,672,017	61,095,948

Other receivables:
- Amounts due from related companies
iProperty Group Limited	87,384,260	52,815,148	4,220,265
Think Media Sdn. Bhd.	501,589	501,589	481,589
Info-Tools Pte. Ltd.	—	—	3,091,676
IProperty.com Pty. Ltd.	7,532	7,532	7,532
Squarefoot.com.hk Co. Ltd.	15,793	51,912	412,838
iProperty.com Singapore Pte. Ltd.	—	11,684,994	13,580,815
PT Web Marketing Indonesia	—	25,914,410	24,952,247
GoHome H.K. Co. Limited	—	6,197,182	5,539,796
iProperty.com Events Sdn. Bhd.	—	187,911	404,956

	87,909,174	97,360,678	52,691,714

Other payables:
- Amounts due to related companies
REA	43,713,275	32,719,771	34,544,522
iProperty Group Limited	85,534,790	60,096,976	35,628,112
iProperty Group Asia Pte. Ltd.	6,459,040	6,342,957	6,016,001
iProperty.com Singapore Pte. Ltd.	—	22,706	—
iProperty.com Events Sdn. Bhd.	1,662,441	2,091,619	2,741,988
Smart Expo Limited	—	—	552,551
Squarefoot.com.hk Co. Ltd.	9,845,804	52,926	—
Realestate.com.au Pty. Ltd.	1,803,535	2,353,044	—
PT Web Marketing Indonesia	—	24,563	—

	149,018,885	103,704,562	79,483,174

Information regarding other outstanding balances arising from related party transactions as at 31 December 2020, 31 December 2019 and 1 January 2019 are disclosed in Notes 11 and 13.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

17.	Related party transactions and balances (continued)

Compensation of key management personnel

Key management personnel is defined as those persons having authority and responsibility for planning, directing and controlling the activities of the Panama Group, directly or indirectly. These include the directors and key management personnel of REA.

None of the directors and key management personnel of REA received any compensation during the financial years from entities within the Panama Group.

18.	Financial instruments

(a)	Fair value of financial instruments

The following are classes of financial instruments that are not carried at fair value and whose carrying amounts are reasonable approximation of fair value, due to their short term nature:

Note
Trade and other receivables	11
Cash and bank balances	12
Trade and other payables	13

19.	Financial risk management objectives and policies

Panama Group is exposed to financial risks arising from its operations and the use of financial instruments. The key financial risks include liquidity risk, credit risk and foreign currency risk. Panama Group operates within clearly defined guidelines that are approved by the Board of Directors of REA.

It is, and has been throughout the current and previous financial years, Panama Group’s policy that no derivatives shall be undertaken except for the use as hedging instruments where appropriate and cost-efficient. Panama Group does not apply hedge accounting.

The following sections provide details regarding Panama Group’s exposure to the above-mentioned financial risks and the objectives, policies and processes for the management of these risks.

(a)	Liquidity risk

Liquidity risk is the risk that Panama Group will encounter difficulty in meeting financial obligations due to shortage of funds. Panama Group’s exposure to liquidity risk arises primarily from mismatches of the maturities of financial assets and liabilities.

Panama Group actively manages its debt maturity profile, operating cash flows and the availability of funding so as to ensure that all refinancing, repayment and funding needs are met. As part of its overall prudent liquidity management, Panama Group maintains sufficient levels of cash or cash convertible investments to meet its working capital requirements. In addition, REA completed the settlement process of related companies balances of Panama Group which was a condition precedent to completing the binding agreement with PG for the sale of Panama Group and Panama Group has also received a letter of financial support from PG as disclosed in Note 2.1.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

19.	Financial risk management objectives and policies (continued)

(a)	Liquidity risk (continued)

Analysis of financial instruments by remaining contractual maturities

The tables below summarises the maturity profile of the Panama Group’s financial liabilities at the reporting date based on contractual undiscounted repayment obligations.

	On demand or within a year MYR	One to two years MYR	Two to five years MYR	Total MYR
31 December 2020
Trade and other payables	158,706,947	—	—	158,706,947
Lease liabilities	1,731,510	1,536,290	1,252,588	4,520,388

Total undiscounted financial liabilities	160,438,457	1,536,290	1,252,588	163,227,335

31 December 2019
Trade and other payables	113,353,555	—	—	113,353,555
Lease liabilities	1,735,435	1,799,113	2,675,520	6,210,068

Total undiscounted financial liabilities	115,088,990	1,799,113	2,675,520	119,563,623

1 January 2019
Trade and other payables, representing total undiscounted financial liabilities	87,036,272	—	—	87,036,272

(b)	Credit risk

Credit risk is the risk of loss that may arise on outstanding financial instruments should a counterparty default on its obligations. Panama Group’s exposure to credit risk arises from third party trade receivables, amounts due from related companies (trade and non-trade) and cash and bank balances.

As at the reporting date, credit risk concentration arises mainly from amounts due from related companies (trade and non-trade). For third party trade receivables, there are no significant concentration of credit risk that may arise as they relate to numerous customers.

Amounts due from related companies (trade and non-trade)

Panama Group enters into trade and non-trade transactions with its related companies as part of its operations and the managing of working capital within REA.

Amounts due from related companies (trade and non-trade) have been assessed to have a lower risk of recoverability as they will be recovered as part of the settlement process of related companies balances of Panama Group which was a condition precedent to completing the binding agreement with PG for the sale of Panama Group.

The entire amounts due from related companies have been recovered as part of the settlement process as disclosed in Note 2.1.

Third party trade receivables - simplified approach

Panama Group’s objective is to seek continual revenue growth while minimising losses incurred due to increased credit risk exposure. Panama Group trades only with recognised and creditworthy parties. It is Panama Group’s policy that all customers who wish to trade on credit terms are subject to credit verification procedures. In addition, receivable balances are monitored on an ongoing basis with the result that Panama Group’s exposure to bad debts is not significant.

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

19.	Financial risk management objectives and policies (continued)

(b)	Credit risk (continued)

Cash and bank balances

For cash and bank balances, Panama Group minimises credit risk by dealing exclusively with reputable financial institutions.

Exposure to credit risk

At the reporting date, Panama Group’s maximum exposure to credit risk is represented by the carrying amount of each class of financial assets recognised in the statements of financial position.

Set out below is the information about the credit exposure on Panama Group’s third party trade receivables using a provision matrix:

	Gross carrying amount at default MYR	Expected credit loss MYR	Total net carrying amount at default MYR
At 31 December 2020
Current	2,064,037	(8,383)	2,055,654
1 to 30 days	367,767	(11,697)	356,070
31 to 60 days	256,058	(10,940)	245,118
61 to 90 days	482,873	(2,559)	480,314
91 to 120 days	274,201	(39,719)	234,482
More than 120 days	238,620	(238,620)	—

Total third party trade receivables, net	3,683,556	(311,918)	3,371,638

At 31 December 2019
Current	3,694,431	(8,556)	3,685,875
1 to 30 days	1,143,739	(19,467)	1,124,272
31 to 60 days	335,017	(24,118)	310,899
61 to 90 days	114,772	(23,152)	91,620
91 to 120 days	309,368	(24,556)	284,812
More than 120 days	294,136	(294,136)	—

Total third party trade receivables, net	5,891,463	(393,985)	5,497,478

At 1 January 2019
Current	3,798,930	(47,292)	3,751,638
1 to 30 days	1,410,794	(59,145)	1,351,649
31 to 60 days	712,819	(79,062)	633,757
61 to 90 days	504,238	(73,658)	430,580
91 to 120 days	1,099,188	(567,816)	531,372
More than 120 days	597,610	(597,610)	—

Total third party trade receivables, net	8,123,579	(826,973)	6,698,996

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

19.	Financial risk management objectives and policies (continued)

(c)	Foreign currency risk

Foreign currency risk is the risk that the fair value or future cash flows of a financial instrument will fluctuate because of changes in foreign exchange rates.

Panama Group has transactional currency exposures arising from sales or purchases that are denominated in currencies other than the functional currency of Panama Group. The currencies giving rise to the risk are primarily in Singapore Dollar (“SGD”) and Australian Dollar (“AUD”).

Currently, Panama Group does not hedge its foreign currency exposure. However, the management monitors foreign currency exposure and will consider hedging significant foreign currency exposure should the need arise.

The net unhedged financial assets and liabilities of Panama Group that are not denominated in the functional currency are as follows:

	Receivables MYR	Payables MYR	Net MYR
At 31 December 2020
AUD	95,198,857	(90,229,616)	4,969,241
SGD	17,661,548	(1,174,220)	16,487,328

At 31 December 2019
AUD	85,435,084	(95,623,801)	(10,188,717)
SGD	37,841,600	(5,989,140)	31,852,460

At 1 January 2019
AUD	44,155,905	(70,485,024)	(26,329,119)
SGD	68,696,450	(6,253,841)	62,442,609

Sensitivity analysis for foreign exchange risk

The following table demonstrates the sensitivity of Panama Group’s loss before tax to a reasonably possible change in the foreign currency exchange rates against the functional currency of each entity within Panama Group, with all other variables held constant:

		Increase/(decrease) in loss before tax
		31 December	31 December
		2020	2019
		MYR	MYR
AUD/RM	- strengthened 5%	(248,462)	509,436
	- weakened 5%	248,462	(509,436)

SGD/RM	- strengthened 5%	(824,366)	(1,592,623)
	- weakened 5%	824,366	1,592,623

20.	Capital management

The primary objective of Panama Group’s capital management is to ensure that it maintains a strong credit rating and healthy capital ratios in order to support its business and maximise shareholder’s value.

Panama Group manages its capital structure and make adjustments to it, in light of changes in economic conditions. To maintain or adjust the capital structure, Panama Group may adjust the dividend payment to

Panama Group

Notes to the combined financial statements

For the financial years ended 31 December 2020 and 31 December 2019

20.	Capital management (continued)

shareholder, return capital to shareholder or issue new shares. No changes were made to the objectives, policies or processes during the financial years ended 31 December 2020 and 31 December 2019.

Panama Group monitors capital using a gearing ratio, which is net debt divided by total capital plus net debt. Panama Group includes within net debt, trade and other payables, less cash and bank balances. Capital represents total equity. As disclosed in Note 2.1, REA had subsequent to the 31 December 2020 year end, completed the settlement process of related companies balances due to and from Panama Group. Related companies balances were repaid through a combination debt capitalization and cash settlement. Accordingly, the gearing profile has changed subsequent to the 31 December 2020 year end.

	31 December	31 December	1 January
	2020	2019	2019
	MYR	MYR	MYR
Trade and other payables	158,706,947	113,353,555	87,036,272
Less: Cash and bank balances	(20,275,434)	(14,558,982)	(14,811,471)

Net debt	138,431,513	98,794,573	72,224,801

Total equity, representing total capital	18,113,783	55,383,849	66,212,830

Capital and net debt	156,545,296	154,178,422	138,437,631

Gearing ratio	88%	64%	52%

21.	Significant event

The existence of coronavirus (“Covid-19”) was confirmed in early 2020 and has spread across the globe. Covid-19 has caused disruptions to businesses and economic activities, resulting in depressed global and local economic sentiments. While there was no specific impact to the impairment of assets or the recognition of additional ECLs arising from Covid- 19, the outbreak has had an adverse impact to the real estate industry and consequently to the digital real estate advertising industry, which is the industry in which Panama Group operates.

22.	Subsequent event

On 3 August 2021, REA completed the transfer of ownership of Panama Group to PG, in exchange for an 18% equity interest in PG.

Annex A

BUSINESS COMBINATION AGREEMENT

by and among

BRIDGETOWN 2 HOLDINGS LIMITED,

PROPERTYGURU GROUP LIMITED,

B2 PUBCO AMALGAMATION SUB PTE. LTD.,

and

PROPERTYGURU PTE. LTD.

dated as of July 23, 2021

TABLE OF CONTENTS (continued)

TABLE OF CONTENTS (continued)

TABLE OF CONTENTS (continued)

TABLE OF CONTENTS (continued)

Exhibits

Exhibit A Plan of Merger

Exhibit B Amalgamation Proposal

Exhibit C PubCo Charter

Exhibit D Company Holders Support Agreement

Exhibit E Sponsor Support Agreement

Exhibit F Subscription Agreement

Exhibit G Registration Rights Agreement

Exhibit H Assignment, Assumption and Amendment Agreement

Exhibit I PubCo Equity Plans

Exhibit J Company Warrant Assumption Agreement

INDEX OF DEFINED TERMS

$	Section 1.1
Acquiror	Section 1.1, Preamble
Acquiror Acquisition Proposal	Section 1.1
Acquiror Board	Section 10.2(b)(iii)
Acquiror Board Recommendation	Section 10.2(b)(iii)
Acquiror Class A Ordinary Shares	Section 1.1
Acquiror Class B Ordinary Shares	Section 1.1
Acquiror Cure Period	Section 12.1(h)
Acquiror Disclosure Letter	Article VI
Acquiror Financial Statements	Section 6.6(c)
Acquiror Fundamental Representations	Section 1.1
Acquiror Indemnified Parties	Section 10.9(a)
Acquiror Ordinary Shares	Section 1.1
Acquiror SEC Filings	Section 6.5
Acquiror Share Redemption	Section 1.1
Acquiror Shareholder Approval	Section 1.1
Acquiror Shareholders	Section 1.1
Acquiror Shareholders’ Meeting	Section 10.2(b)(i)
Acquiror Shares	Section 6.12(a)
Acquiror Transaction Expenses	Section 1.1
Acquiror Warrants	Section 1.1
Acquisition Entities	Section 1.1
Acquisition Entity	Section 1.1
ACRA	Section 1.1
Action	Section 1.1
Affiliate	Section 1.1
Aggregate Amalgamation Consideration	Section 1.1
Aggregate Merger Consideration	Section 1.1
Agreement	Preamble
Agreement End Date	Section 12.1(e)
AICPA	Section 1.1
Alternative Proposal	Section 1.1
Amalgamating Entities	Section 3.1(a)
Amalgamation	Recitals
Amalgamation Closing	Section 3.3(a)
Amalgamation Closing Date	Section 3.3(a)
Amalgamation Documents	Section 10.4(a)(i)
Amalgamation Effective Time	Section 3.3(b)
Amalgamation Objection	Section 10.4(f)
Amalgamation Proposal	Section 3.3(b)
amalgamation restraint	Section 11.3(e)
Amalgamation Sub	Preamble
Anti-Bribery Laws	Section 1.1
Anticorruption Laws	Section 5.25(a)
Anti-Money Laundering Laws	Section 1.1
Assignment, Assumption and Amendment Agreement	Recitals
Assumed Option	Section 4.1(b)(iii)
Audited Financial Statements	Section 5.9(a)
Bridgetown 2 Group	Section 13.19(a)
Business Combination	Section 1.1

Business Day	Section 1.1
Cayman Companies Act	Recitals
Cayman Registrar	Section 1.1
Code	Section 1.1
Company	Preamble
Company Benefit Plan	Section 1.1
Company Board	Section 10.2(d)(ii)
Company Board Recommendation	Section 10.2(d)(ii)
Company Cure Period	Section 12.1(e)
Company Disclosure Letter	Article V
Company Fundamental Representations	Section 1.1
Company H1 Financial Statements	Section 8.3(c)
Company Holders Support Agreement	Recitals
Company Incentive Plans	Section 1.1
Company Indemnified Parties	Section 10.9(a)
Company Material Adverse Effect	Section 1.1
Company Option	Section 1.1
Company Ordinary Shares	Section 1.1
Company Preferred Shares	Section 1.1
Company Registered Intellectual Property	Section 5.21(a)
Company Related Party	Section 1.1
Company Shareholder Approval	Section 1.1
Company Shareholders	Section 1.1
Company Shareholders’ Meeting	Section 10.2(d)(i)
Company Shareholders’ Written Resolution	Section 10.2(d)(i)
Company Shares	Section 1.1
Company Transaction Expenses	Section 1.1
Company Warrant Assumption Agreement	Section 4.1(b)(iv)
Company Warrant Instrument	Section 1.1
Company Warrants	Section 1.1
Confidentiality Agreement	Section 1.1
Constituent Companies	Section 2.2(a)
Contracts	Section 1.1
Converted RSU Award	Section 4.1(b)(ii)
Copyleft License	Section 1.1
COVID-19	Section 1.1
COVID-19 Measures	Section 1.1
D&O Indemnified Parties	Section 10.9(a)
Disclosure Letter	Section 1.1
Dollars	Section 1.1
DTC	Section 1.1
Environmental Laws	Section 1.1
Equity Securities	Section 1.1
ERISA	Section 1.1
ERISA Affiliate	Section 1.1
Events	Section 1.1
Exchange Act	Section 1.1
Exchange Agent	Section 4.2(a)
Exchange Ratio	Section 1.1
Financial Statements	Section 5.9(a)
GAAP	Section 1.1
Governing Documents	Section 1.1

Government Official	Section 1.1
Governmental Authority	Section 1.1
Governmental Authorization	Section 5.5
Governmental Order	Section 1.1
H1 Pro Forma Financial Statements	Section 8.3(c)
Hazardous Material	Section 1.1
IAS Financial Statements	Section 5.9(a)
IFRS	Section 1.1
Indebtedness	Section 1.1
Intellectual Property	Section 1.1
Intended Tax Treatment	Recitals
Interim Period	Section 8.1
International Trade Laws	Section 1.1
Investment Company Act	Section 1.1
IPO	Section 13.1
IRS	Section 1.1
JOBS Act	Section 1.1
Key Executive	Section 1.1
Latham	Section 13.19(b)
Law	Section 1.1
Leased Real Property	Section 1.1
Legal Proceedings	Section 5.11
Letter of Transmittal	Section 4.2(b)
Licenses	Section 1.1
Lien	Section 1.1
Material In-Licenses	Section 5.13(a)(xi)
Merger	Recitals
Merger Closing	Section 2.4(a)
Merger Closing Date	Section 2.4(a)
Merger Effective Time	Section 2.4(b)
Multiemployer Plan	Section 5.14(c)
Nasdaq	Section 6.17
Non-Recourse Parties	Section 13.17(b)
NYSE	Section 8.6
Open Source License	Section 1.1
Open Source Materials	Section 1.1
Other Amalgamation Documents	Section 10.4(a)(i)
Panama Call Option Agreement	Section 1.1
Panama Group	Section 1.1
Panama H1 Financial Statements	Section 8.3(c)
Panama Shareholders’ Agreement	Section 1.1
Panama SPA	Section 1.1
Panama Target Financial Statements	Section 8.3(a)
Panama Targets	Section 1.1
Panama Transaction Documents	Section 1.1
PCAOB	Section 1.1
PCAOB Financial Statements	Section 8.3(a)
Permitted Liens	Section 1.1
Person	Section 1.1
PIPE Investment	Section 1.1
PIPE Investment Amount	Section 6.19
PIPE Investors	Section 1.1

Plan of Merger	Section 2.4(b)
Pro Forma Financial Statements	Section 8.3(a)
Project Panama	Section 1.1
PropertyGuru Group	Section 13.19(b)
Prospectus	Section 13.1
Proxy/Registration Statement	Section 10.2(a)(i)
PubCo	Preamble
PubCo Amalgamation Warrants	Section 1.1
PubCo Charter	Section 2.1
PubCo Equity Plans	Section 4.1(b)(ii)
PubCo Merger Warrant	Section 4.1(a)(ii)
PubCo Shares	Section 1.1
Public Shareholders	Section 13.1
Q1 Financial Statements	Section 5.9(a)
Real Property Leases	Section 5.20(b)
Registration Rights Agreement	Recitals
Regulation S-X	Section 1.1
Regulatory Approvals	Section 10.1(a)
Related Party Agreements	Section 5.13(a)(vi)
Released Claims	Section 13.1
Representatives	Section 1.1
Requisite Company Shareholders	Section 1.1
restraint	Section 11.1(f)
Restricted Person	Section 1.1
Restricted Stock Unit Award	Section 1.1
Sanctioned Jurisdiction	Section 1.1
Sanctioned Person	Section 1.1
Sanctions	Section 1.1
Sarbanes-Oxley Act	Section 1.1
SEC	Section 1.1
Securities Act	Section 1.1
Series B Preferred Shares	Section 5.6(a)
Series C Preferred Shares	Section 5.6(a)
Series D-1 Preferred Shares	Section 5.6(a)
Series D-2 Preferred Shares	Section 5.6(a)
Series E Preferred Shares	Section 5.6(a)
Series F Preferred Shares	Section 5.6(a)
Singapore	Section 1.1
Singapore Companies Act	Recitals
Skadden	Section 13.19(a)
Sponsor	Section 1.1
Sponsor Support Agreement	Recitals
Subscription Agreements	Recitals
Subsidiary	Section 1.1
Surviving Company	Section 3.1(a)
Surviving Company Ordinary Share	Section 1.1
Surviving Corporation	Section 2.2(b)
Tax Return	Section 1.1
Taxes	Section 1.1
Terminating Acquiror Breach	Section 12.1(h)
Terminating Company Breach	Section 12.1(e)
Title IV Plan	Section 5.14(c)

Top Vendors	Section 5.28(a)
Transaction Document	Section 1.1
Transaction Documents	Section 1.1
Transaction Proposals	Section 10.2(a)(i)
Transactions	Section 1.1
Transfer Taxes	Section 10.5
Treasury Regulations	Section 1.1
Trust Account	Section 13.1
Trust Agreement	Section 6.8
Trustee	Section 6.8
U.S. Benefit Plan	Section 1.1
Updated Financial Statements	Section 8.3(a)
Warrant Agreement	Section 1.1
Working Capital Loans	Section 1.1

BUSINESS COMBINATION AGREEMENT

This Business Combination Agreement, dated as of July 23, 2021 (this “Agreement”), is made and entered into by and among Bridgetown 2 Holdings Limited, a Cayman Islands exempted company limited by shares (“Acquiror”), PropertyGuru Group Limited, a Cayman Islands exempted company limited by shares (“PubCo”), B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned Subsidiary of PubCo, with company registration number 202125330M (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares, with company registration number 200615063H (the “Company”).

RECITALS

WHEREAS, Acquiror is a blank check company incorporated as a Cayman Islands exempted company and incorporated for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses;

WHEREAS, PubCo is a newly incorporated Cayman Islands exempted company and was incorporated for the purpose of making acquisitions and investments, with the objective of acting as the publicly traded holding company for its subsidiaries;

WHEREAS, Amalgamation Sub is a newly incorporated Singapore private company limited by shares, wholly-owned by PubCo, and was incorporated for the purposes of effectuating the Amalgamation (as defined below);

WHEREAS, the parties hereto desire and intend to effect a business combination transaction whereby upon the terms and subject to the conditions of this Agreement, (a) in accordance with Part XVI of the Cayman Islands Companies Act (As Revised) (the “Cayman Companies Act”), Acquiror will merge with and into PubCo (the “Merger”), with PubCo being the surviving entity and (b) in accordance with Section 215A of the Companies Act (Chapter 50) of Singapore (the “Singapore Companies Act”), Amalgamation Sub and the Company will amalgamate and continue as one company (the “Amalgamation”), with the Company being the surviving entity and becoming a wholly-owned Subsidiary of PubCo;

WHEREAS, upon the Merger Effective Time, all Acquiror Shares and Acquiror Warrants will be converted or exchanged into the right to receive the Aggregate Merger Consideration as set forth in this Agreement;

WHEREAS, as soon as practicable following the Merger Effective Time (as defined below) and pursuant to or in connection with the Amalgamation, (i) each Company Share (as defined below) issued and outstanding immediately prior to the Amalgamation Effective Time (as defined below) shall automatically be cancelled and converted into, and shall thereafter represent the right of each Company Shareholder to receive, such number of newly issued PubCo Shares as determined in accordance with this Agreement, (ii) each Restricted Stock Unit Award (as defined below) outstanding as of immediately prior to the Amalgamation Effective Time shall be assumed by PubCo and converted into the right to receive restricted stock units based on such number of newly issued PubCo Shares as determined in accordance with this Agreement, (iii) each Company Option (defined below) outstanding as of immediately prior to the Amalgamation Effective Time shall be assumed by PubCo and converted into an option in respect of such number of newly issued PubCo Shares as determined in accordance with this Agreement, (iv) each Company Warrant will be assumed by PubCo and converted into a PubCo Amalgamation Warrant to purchase such number of newly issued PubCo Shares as determined in accordance with this Agreement and pursuant to the Company Warrant Assumption Agreement (defined below) and (v) each share of Amalgamation Sub issued and outstanding as of immediately prior to the Amalgamation Effective Time shall automatically be converted into one (1) Surviving Company Ordinary Share (as defined below) and accordingly, PubCo shall be the holder of all Surviving Company Ordinary Shares;

WHEREAS, each of the parties hereto intends that, for U.S. federal income tax purposes, (i) the Merger qualifies as a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Treasury Regulations thereunder, (ii) the Amalgamation qualifies as a “reorganization” within the meaning of Section 368(a) of the Code and the Treasury Regulations thereunder and (iii) this Agreement constitutes a “plan of reorganization” within the meaning of Sections 354, 361 and 368 of the Code and the Treasury Regulations thereunder (the “Intended Tax Treatment”);

WHEREAS, the board of directors of Acquiror has (i) determined that it is advisable for Acquiror to enter into this Agreement and the documents contemplated hereby, (ii) approved the execution and delivery of this Agreement and the documents contemplated hereby and the transactions contemplated hereby and thereby, and (iii) recommended the adoption and approval of this Agreement and the other documents contemplated hereby (including the Plan of Merger) and the transactions contemplated hereby and thereby by the Acquiror Shareholders;

WHEREAS, the board of directors of PubCo has (i) determined that it is advisable for PubCo to enter into this Agreement and the documents contemplated hereby, (ii) approved the execution and delivery of this Agreement and the documents contemplated hereby and the transactions contemplated hereby and thereby, and (iii) recommended the adoption and approval of this Agreement and the other documents contemplated hereby (including the Plan of Merger) and the transactions contemplated hereby and thereby by PubCo’s shareholders;

WHEREAS, the board of directors of the Company has (i) determined that it is advisable for the Company to enter into this Agreement and the documents contemplated hereby, (ii) approved the execution and delivery of this Agreement and the documents contemplated hereby and the transactions contemplated hereby and thereby, and (iii) recommended the adoption and approval of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby by the Company Shareholders;

WHEREAS, the board of directors of Amalgamation Sub has (i) determined that it is advisable for Amalgamation Sub to enter into this Agreement and the documents contemplated hereby, (ii) approved the execution and delivery of this Agreement and the documents contemplated hereby and the transactions contemplated hereby and thereby, and (iii) PubCo, as the sole shareholder of Amalgamation Sub has adopted a resolution by written consent approving this Agreement and the documents contemplated hereby and the transactions contemplated hereby and thereby;

WHEREAS, in furtherance of the Merger and in accordance with the terms hereof, Acquiror shall provide an opportunity to its shareholders to have their outstanding Acquiror Class A Ordinary Shares redeemed on the terms and subject to the conditions set forth in this Agreement and Acquiror’s Governing Documents (as defined below) in connection with obtaining the Acquiror Shareholder Approval (as defined below);

WHEREAS, as a condition and inducement to Acquiror’s and PubCo’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Requisite Company Shareholders (as defined below) have each executed and delivered to Acquiror and PubCo the Company Holders Support Agreement in the form attached hereto as Exhibit D (the “Company Holders Support Agreement”), pursuant to which (i) the Requisite Company Shareholders have agreed, among other things, to (a) appear at the Company Shareholders’ Meeting for purposes of constituting a quorum, (b) vote (whether pursuant to a duly convened meeting of the shareholders of the Company or to approve by way of a written resolution of the shareholders of the Company) in favor of the adoption and approval, upon the effectiveness of the Proxy/Registration Statement, of this Agreement and the other documents contemplated hereby and the transactions contemplated hereby and thereby (including the Amalgamation Proposal), (c) to vote against any proposals that would impede in any material respect the Transactions and the other transactions contemplated hereby and thereby and (d) not to transfer any Company Shares held by such Company Shareholders; and (ii) certain Company Shareholders have agreed to a lock-up of the PubCo Shares they will receive pursuant to the Amalgamation (subject to certain exceptions) for a period of 180 days following the Amalgamation Closing;

WHEREAS, as a condition and inducement to the Company’s willingness to enter into this Agreement, simultaneously with the execution and delivery of this Agreement, the Sponsor has executed and delivered to the Company the Sponsor Support Agreement in the form attached hereto as Exhibit E (the “Sponsor Support Agreement”) pursuant to which the Sponsor has agreed to, among other things, (i) appear at the Acquiror Shareholders’ Meeting for purposes of constituting a quorum, (ii) vote to adopt and approve this Agreement and the other documents contemplated hereby (including the Plan of Merger) and the transactions contemplated hereby and thereby; and (iii) a lock-up of its PubCo Shares received from the Merger (subject to certain exceptions) for a period of one year;

WHEREAS, on or prior to the date hereof, Acquiror and PubCo entered into Subscription Agreements in substantially the form attached hereto as Exhibit F (the “Subscription Agreements”) with the PIPE Investors (as defined below) pursuant to which, and on the terms and subject to the conditions of which, such PIPE Investors agreed to purchase from PubCo an aggregate of at least 13,193,068 PubCo Shares for a total amount of $131,930,680, such purchases to be consummated prior to or substantially concurrently with the Amalgamation Closing;

WHEREAS, simultaneously with the execution of this Agreement, Acquiror, the Sponsor, PubCo, certain Company Shareholders and their respective Affiliates, entered into a Registration Rights Agreement (the “Registration Rights Agreement”) substantially in the form attached hereto as Exhibit G, which shall be effective as of the Amalgamation Closing; and

WHEREAS, concurrently with the execution and delivery of this Agreement, PubCo, Acquiror and the warrant agent thereunder have entered into an Assignment Assumption and Amendment Agreement in the form attached hereto as Exhibit H (the “Assignment, Assumption and Amendment Agreement”) pursuant to which Acquiror assigns to PubCo all of its rights, interests, and obligations in and under the Warrant Agreement, which amends the Warrant Agreement to change all references to Warrants (as such term is defined therein) to PubCo Merger Warrants (and all references to Ordinary Shares (as such term is defined therein) underlying such warrants to PubCo Shares) and which causes each outstanding PubCo Merger Warrant to represent the right to receive, from the Merger Closing, one whole PubCo Share.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement and intending to be legally bound hereby, Acquiror, PubCo, Amalgamation Sub and the Company agree as follows:

ARTICLE I

CERTAIN DEFINITIONS

Section 1.1.    Definitions. As used herein, the following terms shall have the following meanings:

“Acquiror” has the meaning specified in the Preamble hereto.

“Acquiror Acquisition Proposal” means (i) any Business Combination, in one transaction or a series of transactions, involving Acquiror or any of its current or future controlled affiliates or involving all or a material portion of the assets, equity securities or businesses of Acquiror or its current or future controlled affiliates (whether by merger, consolidation, recapitalization, purchase or issuance of equity securities, purchase of assets, tender offer or otherwise); or (ii) any equity or similar investment in or by Acquiror and/or any of its controlled affiliates, in each case, other than the Transactions.

“Acquiror Class A Ordinary Shares” means Class A ordinary shares, par value $0.0001 per share, of Acquiror.

“Acquiror Class B Ordinary Shares” means Class B ordinary shares, par value $0.0001 per share, of Acquiror.

“Acquiror Fundamental Representations” means the representations and warranties made pursuant to the first and second sentences of Section 6.1 (Company Organization), Section 6.2 (Due Authorization), Section 6.10 (Absence of Changes), Section 6.12 (Capitalization of Acquiror) and Section 6.13 (Brokers’ Fees).

“Acquiror Ordinary Shares” means Acquiror Class A Ordinary Shares and Acquiror Class B Ordinary Shares.

“Acquiror Share Redemption” means the election of an eligible (as determined in accordance with Acquiror’s Governing Documents) holder of Acquiror Class A Ordinary Shares to redeem all or a portion of the Acquiror Class A Ordinary Shares held by such holder at a per-share price, payable in cash, equal to a pro rata share of the aggregate amount on deposit in the Trust Account (including any interest earned on the funds held in the Trust Account) (as determined in accordance with Acquiror’s Governing Documents) in connection with the Transaction Proposals.

“Acquiror Shareholder Approval” means (a) the approval of the Business Combination, this Agreement and the other Transaction Documents by Ordinary Resolution (as defined in Acquiror’s Governing Documents), (b) the approval of the Plan of Merger and the Merger by special resolution (as defined in the Cayman Companies Act) of the Acquiror’s Shareholders (which requires an affirmative vote of the holders of at least two-thirds of the Acquiror Shares as, being present and entitled to do so, vote in person or, where proxies are allowed, by proxy (as determined in accordance with Acquiror’s Governing Documents)) at an Acquiror Shareholders’ Meeting duly called by the Acquiror Board held for such purpose and (c) the approval of any other proposals as the SEC (or staff member thereof) indicates (i) are necessary in its comments to the Proxy/Registration Statement or correspondence related thereto and (ii) are required to be approved by the shareholders of Acquiror in order for the Amalgamation Closing to be consummated.

“Acquiror Shareholders” means the shareholders of Acquiror as of immediately prior to the Merger Effective Time.

“Acquiror Transaction Expenses” means any out-of-pocket fees and expenses paid or payable by Acquiror, PubCo, Amalgamation Sub, Sponsor or its Affiliates (whether or not billed or accrued for) as a result of or in connection with Acquiror’s negotiation, documentation and consummation of the Transactions, including (a) all fees (excluding fees of the underwriters of Acquiror’s initial public offering with respect to deferred underwriting commissions), costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers, including consultants and public relations firms, (b) any and all filing fees to the Governmental Authorities in connection with the Transactions, and (c) all amounts accrued and outstanding under any Working Capital Loan as of the Amalgamation Closing.

“Acquiror Warrants” means the warrants to purchase one (1) Acquiror Class A Ordinary Share at an exercise price of $11.50 issued to the Sponsor prior to the date of this Agreement or to be issued to the Sponsor following the date of this Agreement in respect of any capitalization of Working Capital Loans.

“Acquisition Entities” means PubCo and Amalgamation Sub and “Acquisition Entity” means either of them.

“ACRA” means the Singapore Accounting and Corporate Regulatory Authority.

“Action” means any claim, action, suit, audit, examination, assessment, arbitration, mediation or inquiry, or any proceeding or investigation, by or before any Governmental Authority.

“Affiliate” means, with respect to any specified Person, any Person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified Person, whether through one or more intermediaries or otherwise. The term “control” (including the terms “controlling”, “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by Contract or otherwise.

“Aggregate Amalgamation Consideration” means the sum of all PubCo Shares and PubCo Amalgamation Warrants receivable by the Company Shareholders pursuant to Section 4.1(b).

“Aggregate Merger Consideration” means the sum of all PubCo Shares and PubCo Merger Warrants receivable by Acquiror Shareholders pursuant to Section 4.1.

“AICPA” means the American Institute of Certified Public Accountants.

“Alternative Proposal” means, with respect to the Company and its Subsidiaries, other than the transactions contemplated in connection with the Closing (as defined in the Panama SPA), (i) any acquisition or purchase by any third party, directly or indirectly, of any shares of any class of outstanding voting or equity securities of the Company or any of its subsidiaries, or any tender offer (including a self-tender) or exchange offer that, if consummated, would result in any third-party beneficially owning any shares of any class of outstanding voting or equity securities of the Company or any of its Subsidiaries, (ii) any merger, acquisition, amalgamation, consolidation, business combination, joint venture or other similar transaction involving the Company or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of the Company or any of its subsidiaries, (iii) retaining advisors, selecting underwriters, or otherwise commencing any work in relation to an initial public offering, or resolving to make, or making, any filing or submission for an initial public offering with any stock exchange or regulator or (iv) any liquidation, dissolution, recapitalization, extraordinary dividend or other significant corporate reorganization of the Company or any of its Subsidiaries, the business of which constitutes 15% or more of the net revenues, net income or assets of the Company or any of its Subsidiaries.

“Anti-Bribery Laws” means the anti-bribery and accounting provisions of the Foreign Corrupt Practices Act of 1977, as amended, and all other applicable anti-corruption and bribery Laws (including the U.K. Bribery Act 2010, and any rules or regulations promulgated thereunder or other Laws of other countries implementing the OECD Convention on Combating Bribery of Foreign Officials).

“Anti-Money Laundering Laws” means, the applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions in which the Company or any of its Subsidiaries operates, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any relevant Governmental Authority.

“Business Combination” has the meaning set forth in Article 1.1 of Acquiror’s Governing Documents as in effect on the date hereof.

“Business Day” means a day other than a Saturday, Sunday or other day on which commercial banks in Hong Kong, Singapore, or New York or Governmental Authorities in the Cayman Islands are authorized or required by Law to close.

“Cayman Registrar” means the Registrar of Companies of the Cayman Islands.

“Code” means the U.S. Internal Revenue Code of 1986, as amended.

“Company Benefit Plan” means an “employee benefit plan” as defined in Section 3(3) of ERISA or any similar plan subject to laws of a jurisdiction outside of the United States (whether or not subject to ERISA), or any other plan, policy, program, practice, or agreement (including any employment, bonus, incentive or deferred compensation, employee loan, note or pledge agreement, equity or equity-based compensation, severance, retention, supplemental retirement, change in control or similar plan, policy, program, practice or agreement) providing compensation or other benefits to any current or former director, officer, individual consultant, worker or employee, which are maintained, sponsored or contributed to by the Company, or to which the Company or any of the Company’s Subsidiaries is a party or has or may have any liability, and in each case whether or not (i) subject to the Laws of the United States, (ii) in writing or (iii) funded, but excluding in each case any statutory plan, program, practice or arrangement that is required under applicable law and maintained by any Governmental Authority.

“Company Fundamental Representations” means the representations and warranties made pursuant to the first and second sentences of Section 5.1 (Company Organization), the first sentence of Section 5.2 (Subsidiaries), Section 5.3 (Due Authorization), Section 5.6 (Capitalization of the Company), Section 5.7 (Capitalization of Subsidiaries), Section 5.24 (Absence of Changes) and Section 5.33 (Brokers’ Fees).

“Company Incentive Plans” means collectively (i) the Employee Stock Option Plan adopted by the Company on April 4, 2016 (as amended); (ii) the Employee Stock Option Plan adopted by the Company on May 9, 2018 (as amended); (iii) the Employee Share Grant Plan adopted by AllProperty Media Pte. Ltd. on June 15, 2009 (as amended); (iv) the Restricted Stock Units Plan adopted by the Company on April 4, 2016 (as amended); (v) the Non-Executive Directors Share Plan adopted by the Company on October 4, 2019 (as amended); and (vi) the Omnibus Equity Incentive Plan adopted by the Company on October 4, 2019 (as amended).

“Company Material Adverse Effect” means any event, state of facts, development, circumstance, occurrence or effect (collectively, “Events”) that (i) has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets and liabilities, results of operations or financial condition of the Company and its Subsidiaries, taken as a whole or (ii) does or would reasonably be expected to, individually or in the aggregate, prevent or materially adversely affect the ability of the Company to consummate the Transactions; provided, that in no event would any of the following, alone or in combination, be deemed to constitute, or be taken into account in determining whether there has been or will be, an Event under clause (i) of the definition of a “Company Material Adverse Effect”: (a) any change in applicable Laws or IFRS or any interpretation thereof following the date of this Agreement, (b) any change in interest rates or economic, political, business or financial market conditions generally, (c) the taking of any action required to be taken under this Agreement, (d) any natural disaster (including hurricanes, storms, tornados, flooding, earthquakes, volcanic eruptions or similar occurrences), epidemic or pandemic (including any action taken or refrained from being taken in response to COVID-19 or any COVID-19 Measures or any change in such COVID-19 Measures or interpretations following the date of this Agreement), acts of nature or change in climate, (e) any acts of terrorism or war, the outbreak or escalation of hostilities, geopolitical conditions, local, national or international political conditions, (f) any failure in and of itself of the Company to meet any projections or forecasts (provided that the exception in this clause (f) shall not prevent or otherwise affect a determination that any Event underlying such failure has resulted in or contributed to a Company Material Adverse Effect except where such Event is otherwise excluded under any of clauses (a) through (e) or clauses (g) through (j) of this definition), (g) any Events generally applicable to the industries or markets in which the Company and its Subsidiaries operate, (h) any action taken by, or at the request of, Acquiror, (i) the announcement of this Agreement and consummation of the Transactions, including any termination of, reduction in or similar adverse impact (but in each case only to the extent attributable to such announcement or consummation) on the Company’s and its Subsidiaries’ relationships, contractual or otherwise, with third parties (other than such impact on licenses with Governmental Authorities, which impact shall not be excluded) or (j) any matter set forth on the Company Disclosure Letter which matter is reasonably apparent on its face as constituting a Company Material Adverse Effect (disregarding this clause (j)); provided, further, that in the case of each of clauses (a), (b), (d), (e) and (g), any such Event to the extent such Event disproportionately and adversely affects the business, assets, liabilities, results of operations or condition of the Company and its Subsidiaries, taken as a whole, relative to other similarly situated participants in the industries in which such Persons operate shall not be excluded from and shall be taken into account in the determination of whether there has been, or would reasonably be expected to be, a Company Material Adverse Effect, but only to the extent of the incremental disproportionate effect on the Company and its Subsidiaries, taken as a whole, relative to such similarly situated participants.

“Company Option” means an option to purchase Company Ordinary Shares under a Company Incentive Plan.

“Company Ordinary Shares” means the ordinary shares in the capital of the Company, as defined in the Company’s Governing Documents as of the date hereof.

“Company Preferred Shares” means, collectively, the Series B Preferred Shares, the Series C Preferred Shares, the Series D1 Preferred Shares, the Series D2 Preferred Shares, the Series E Preferred Shares and the Series F Preferred Shares, in each case in the capital of the Company and as defined in the Company’s Governing Documents as of the date hereof.

“Company Related Party” means any:

(a)     member, shareholder or equity interest holder who, together with its Affiliates, directly or indirectly holds no less than 5% of the total outstanding share capital of the Company or any of its Subsidiaries, or

(b)     any director, officer or employee of the Company or any of its Subsidiaries with a title of Director (for the avoidance of doubt such title does not refer to a member of the board of directors) or higher or any immediate family member of the foregoing Persons, in each case of clauses (a) and (b), excluding the Company and any of its Subsidiaries.

“Company Shareholder Approval” means the approval of this Agreement and the transactions contemplated hereby, including the Amalgamation, the Amalgamation Proposal and the transactions contemplated thereby, by a special resolution of the holders of at least 75% of the Company Ordinary Shares entitled to vote, who attend and vote thereupon, pursuant to the terms and subject to the conditions of the Company’s Governing Documents and applicable Law.

“Company Shareholders” means any holder of any Company Shares.

“Company Shares” means, collectively, the Company Ordinary Shares and the Company Preferred Shares.

“Company Transaction Expenses” means any out-of-pocket fees and expenses payable by the Company or any of its Subsidiaries or Affiliates (whether or not billed or accrued for) as a result of or in connection with the negotiation, documentation and consummation of the Transactions, including (a) all fees, costs, expenses, brokerage fees, commissions, finders’ fees and disbursements of financial advisors, investment banks, data room administrators, attorneys, accountants and other advisors and service providers, including consultants and public relations firms, and (b) any and all filing fees payable by the Company or any of its Subsidiaries or Affiliates to the Governmental Authorities in connection with the Transactions.

“Company Warrant Instrument” means that instrument by way of deed poll executed by the Company on October 12, 2018, providing for the issuance and terms of the Company Warrants.

“Company Warrants” means the 112,000 warrants to purchase Company Ordinary Shares issued to Epsilon Asia Holdings II Pte. Ltd. in accordance with the Company Warrant Instrument.

“Confidentiality Agreement” means the confidentiality agreement, dated as of February 9, 2021, between Acquiror and the Company or its Affiliate.

“Contracts” means any legally binding contracts, agreements, subcontracts, leases, and purchase orders.

“Copyleft License” means any license that requires, as a condition of use, modification and/or distribution of software subject to such license, that such software subject to such license, or other software incorporated into, derived from, or used or distributed with such software subject to such license (i) in the case of software, be made available or distributed in a form other than binary (e.g., source code form), (ii) be licensed for the purpose of preparing derivative works, (iii) be licensed under terms that allow the Company’s or any Subsidiary of the Company’s products or portions thereof or interfaces therefor to be reverse engineered, reverse assembled or disassembled (other than by operation of Law) or (iv) be redistributable at no license fee. Copyleft Licenses include the GNU General Public License, the GNU Lesser General Public License, the Mozilla Public License, the Common Development and Distribution License, the Eclipse Public License and all Creative Commons “sharealike” licenses.

“COVID-19” means SARS-CoV-2 or COVID-19.

“COVID-19 Measures” means any quarantine, “shelter in place,” “stay at home,” workforce reduction, social distancing, shut down, closure, sequester, safety or similar Law, direction or guidelines promulgated by any Governmental Authority, including the Singapore Ministry of Health, U.S. Centers for Disease Control and Prevention or the World Health Organization, in each case, in connection with or in response to COVID-19 for similarly situated companies.

“Disclosure Letter” means, as applicable, the Company Disclosure Letter or the Acquiror Disclosure Letter.

“Dollars” or “$” means lawful money of the United States.

“DTC” means Depository Trust Company.

“Environmental Laws” means any and all applicable Laws relating to Hazardous Materials, pollution, or the protection or management of the environment or natural resources, or protection of human health (with respect to exposure to Hazardous Materials).

“Equity Securities” means, with respect to any Person, any capital stock, equity interests, membership interests, partnership interests or registered capital, joint venture or other ownership interests in such person and any options, warrants or other securities (for the avoidance of doubt, including debt securities) that are directly or indirectly convertible into, or exercisable or exchangeable for, such capital stock, equity interests, membership interests, partnership interests or registered capital, joint venture or other ownership interests (whether or not such derivative securities are issued by such Person).

“ERISA” means the Employee Retirement Income Security Act of 1974.

“ERISA Affiliate” means any Affiliate or business, whether or not incorporated, that together with the Company would be deemed to be a “single employer” within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exchange Ratio” means the quotient obtained by dividing $361.01890 by $10.00.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“Governing Documents” means the legal document(s) by which any Person (other than an individual) establishes its legal existence or which govern its internal affairs. For example, the “Governing Documents” of a Singapore company limited by shares are its certificate of incorporation and constitution, the “Governing Documents” of a limited partnership are its limited partnership agreement and certificate of limited partnership and the “Governing Documents” of a Cayman Islands exempted company limited by shares are its memorandum and articles of association.

“Government Official” means any officer, cadre, civil servant, employee or any other person acting in an official capacity for any Governmental Authority (including any political party or official thereof), any candidate for political office, or any employee of a government owned or controlled entity.

“Governmental Authority” means any federal, state, provincial, municipal, local or foreign government, governmental authority, taxing, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal.

“Governmental Order” means any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority.

“Hazardous Material” means any (i) pollutant, contaminant, chemical, (ii) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste, (iii) petroleum or any fraction or product thereof, (iv) asbestos or asbestos-containing material, (v) polychlorinated biphenyl, (vi) chlorofluorocarbons, or (vii) other substance, material or waste, in each case, which are regulated under any Environmental Law or as to which liability may be imposed pursuant to Environmental Law.

“IFRS” means the International Financial Reporting Standards issued by the International Accounting Standards Board, as in effect from time to time.

“Indebtedness” means with respect to any Person, without duplication, any obligations, contingent or otherwise, in respect of (a) the principal of and premium (if any) in respect of all indebtedness for borrowed money, including accrued interest and any per diem interest accruals, (b) the principal and interest components of capitalized lease obligations under IFRS, (c) amounts drawn (including any accrued and unpaid interest) on letters of credit, bank guarantees, bankers’ acceptances and other similar instruments (solely to the extent such amounts have actually been drawn), (d) the principal of and premium (if any) in respect of obligations evidenced by bonds, debentures, notes and similar instruments, (e) the termination value of interest rate protection agreements and currency obligation swaps, hedges or similar arrangements (without duplication of other indebtedness supported or guaranteed thereby), (f) the principal component of all obligations to pay the deferred and unpaid purchase price of property and equipment which have been delivered, including “earn outs” and “seller notes” and (g) breakage costs, prepayment or early termination premiums, penalties, or other fees or expenses payable as a result of the consummation of the transactions contemplated hereby in respect of any of the items in the foregoing clauses (a) through (f), and (h) all Indebtedness of another Person referred to in clauses (a) through (g) above guaranteed directly or indirectly, jointly or severally.

“Intellectual Property” means any rights in or to intellectual property of any type or nature, throughout the world, including all: (i) patents, patent applications, invention disclosures, and all related continuations, continuations-in-part, divisionals, reissues, re-examinations, substitutions, and extensions thereof; (ii) registered and unregistered trademarks, logos, service marks, trade dress and trade names, slogans, pending applications therefor, and internet domain names and social media handles, together with the goodwill of the Company or any of its Subsidiaries or their respective businesses symbolized by or associated with any of the foregoing; (iii) registered and unregistered copyrights, and applications for registration of copyright, including such corresponding rights in software and other works of authorship; and (iv) trade secrets, know-how, processes, and other confidential information or proprietary rights.

“International Trade Laws” means all export, import, customs, anti-boycott, and other trade Laws or programs administered, enacted or enforced by any relevant Governmental Authority, including but not limited to: (a) the U.S. Export Administration Regulations, the U.S. International Traffic in Arms Regulations, and the import Laws and regulations administered by U.S. Customs and Border Protection; (b) the anti-boycott Laws administered by the U.S. Departments of Commerce and Treasury; and (c) any other similar export, import, customs, anti-boycott, or other trade Laws or programs in any relevant jurisdiction to the extent they are applicable to the Company or any of its Subsidiaries.

“Investment Company Act” means the Investment Company Act of 1940, as amended.

“IRS” means the U.S. Internal Revenue Service.

“JOBS Act” means the Jumpstart Our Business Startups Act of 2012, as amended.

“Key Executive” means any of Hari V. Krishnan, Joe Dische, Jeremy Williams, Genevieve Godwin, Bjorn Sprengers or Manav Kamboj.

“Law” means any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority.

“Leased Real Property” means all real property leased, licensed, subleased or otherwise used or occupied by the Company or any of its Subsidiaries.

“Licenses” means any approvals, authorizations, consents, licenses, registrations, permits or certificates of a Governmental Authority.

“Lien” means all liens, mortgages, deeds of trust, pledges, hypothecations, encumbrances, security interests, adverse claim, options, rights of pre-emption, leases, subleases, licenses, restrictions, claims or other liens of any kind whether consensual, statutory or otherwise.

“Open Source License” means any license meeting the Open Source Definition (as promulgated by the Open Source Initiative) or the Free Software Definition (as promulgated by the Free Software Foundation), or any substantially similar license, including any license approved by the Open Source Initiative or any Creative Commons License. “Open Source Licenses” shall include Copyleft Licenses.

“Open Source Materials” means any software subject to an Open Source License.

“Panama Call Option Agreement” means the call option agreement, dated May 30, 2021, by and among REA Group Ltd. and the Company.

“Panama Group” means the Panama Targets and their Subsidiaries.

“Panama Shareholders’ Agreement” means the shareholder’s agreement attached as schedule 15 to the Panama SPA to be entered into by the Company and certain of its shareholders at closing of the transactions contemplated by the Panama SPA.

“Panama SPA” means the share purchase agreement, dated May 30, 2021, by and among REA Group Ltd., iProperty Group Asia Pte. Ltd. and the Company relating to the sale and purchase of certain shares in the Panama Targets, as such document was disclosed to Acquiror prior to the date of this Agreement.

“Panama Targets” means (i) iProperty (Thailand) Co., Ltd., (ii) Prakard IPP Co., Ltd., (iii) Brickz Research Sdn. Bhd., (iv) iProperty.com Malaysia Sdn. Bhd., (v) IPGA Management Services Sdn. Bhd., and (vi) Kid Ruang Yu Co., Ltd.

“Panama Transaction Documents” means the Panama SPA, the Panama Call Option Agreement and, when executed and delivered by the Company, the Panama Shareholders’ Agreement.

“PCAOB” means the U.S. Public Company Accounting Oversight Board.

“Permitted Liens” means (i) mechanic’s, materialmen’s and similar Liens arising in the ordinary course of business with respect to any amounts (A) not yet due and payable or which are being contested in good faith through appropriate proceedings and (B) for which adequate accruals or reserves have been established in accordance with IFRS, (ii) Liens for Taxes (A) not yet due and payable or (B) which are being contested in good faith through appropriate proceedings and for which adequate accruals or reserves have been established in accordance with IFRS (with respect to the Company) or GAAP (with respect to Acquiror), (iii) defects or imperfections of title, easements, encroachments, covenants, rights-of-way, conditions, matters that would be apparent from a physical inspection or current, accurate survey of such real property, restrictions and other similar charges or encumbrances that do not, in the aggregate, materially impair the value or materially interfere with the use of the Leased Real Property, (iv) with respect to any Leased Real Property (A) the interests and rights of the respective lessors with respect thereto, including any statutory landlord liens and any Lien thereon, (B) any Lien permitted under a Real Property Lease, and (C) any Liens encumbering the underlying fee title of the real property of which the Leased Real Property is a part, (v) zoning, building, entitlement and other land use and environmental regulations promulgated by any Governmental Authority that do not, in the aggregate, materially interfere with the current use of, or materially impair the value of, the Leased Real Property, (vi) non-exclusive licenses of Intellectual Property entered into in the ordinary course of business consistent with past practice, (vii) ordinary course purchase money Liens and Liens securing rental payments under operating or capital lease arrangements for amounts not yet due or payable, (viii) other Liens arising in the ordinary course of business consistent with past practice with respect to the borrowing of money in connection with workers’ compensation, unemployment insurance or other types of social security, (ix) reversionary rights in favor of landlords under any Leased Real Property with respect to any of the buildings or other improvements owned by the Company or any of its Subsidiaries, and (x) other Liens incurred in the ordinary course of business consistent with past practice that do not, individually or in the aggregate, materially and adversely affect the use of the property affected by such Lien, or materially disrupt, the ordinary course operation of the businesses of the Company and its Subsidiaries, taken as a whole, or the Acquiror (as applicable).

“Person” means any individual, firm, corporation, partnership, limited liability company, incorporated or unincorporated association, joint venture, joint stock company, Governmental Authority or instrumentality or other entity of any kind.

“PIPE Investment” means the purchase of PubCo Shares pursuant to the Subscription Agreements.

“PIPE Investors” means those certain investors participating in the PIPE Investment pursuant to the Subscription Agreements.

“Project Panama” means the transactions contemplated by the Panama Transaction Documents.

“PubCo Amalgamation Warrants” means the warrants to be issued by PubCo, with such terms as are set out in the Company Warrant Assumption Agreement.

“PubCo Shares” means the ordinary shares in the capital of PubCo, par value $0.0001 per share, as defined in PubCo’s Governing Documents as of the date hereof.

“Regulation S-X” means 17 CFR Part 210.

“Representatives” of a Person means, collectively, officers, directors, employees, accountants, consultants, legal counsel, advisors, agents and other representatives of such Person or its Affiliates.

“Requisite Company Shareholders” means Company Shareholders holding, in the aggregate, a sufficient number of Company Shares to enable the passage of the Company Shareholder Approval without the affirmative vote of any other Company Shareholder.

“Restricted Person” means any Person identified on the U.S. Department of Commerce’s Denied Persons List, Unverified List or Entity List or the U.S. Department of State’s Debarred List.

“Restricted Stock Unit Award” means an award of restricted stock units based on Company Ordinary Shares (whether to be settled in cash or shares), granted under a Company Incentive Plan.

“Sanctioned Jurisdiction” means any country or territory subject to comprehensive Sanctions (at the time of this Agreement, Cuba, Iran, North Korea, Syria and the Crimea region).

“Sanctioned Person” means any Person that is (a) organized under the Laws of, or resident or located in, any Sanctioned Jurisdiction, (b) included on any list of Persons subject to Sanctions (including, but not limited to, the U.S. Department of Treasury’s Specially Designated Nationals and Blocked Persons List and the Sectoral Sanctions Identification List; or any similar list maintained or administered by the United Nations Security Council, HM Treasury of the United Kingdom, the European Union, any European Union member state, or any other Governmental Authority where the Company or any of its Subsidiaries operates), or (c) owned fifty percent (50%) or more, directly or indirectly, controlled by, or acting on behalf or at the direction of any Person or Persons described in clauses (a) or (b).

“Sanctions” means those trade, economic and financial sanctions Laws, embargoes, and restrictive measures administered, enacted or enforced from time to time by (a) the United States (including through the Department of the Treasury’s Office of Foreign Assets Control or the Department of State), (b) the European Union or any European Union member state, (c) the United Nations Security Council, (d) Her Majesty’s Treasury of the United Kingdom, or (e) any other Governmental Authority where the Company or any of its Subsidiaries operates.

“Sarbanes-Oxley Act” means the Sarbanes-Oxley Act of 2002.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended.

“Singapore” means the Republic of Singapore.

“Sponsor” means Bridgetown 2 LLC, a Cayman Islands limited liability company.

“Subsidiary” means, with respect to a Person, a corporation or other entity of which more than fifty percent (50%) of the voting power of the Equity Securities or equity interests is owned, directly or indirectly, by such Person and, in case of a limited partnership, limited liability company or similar entity, such Person is a general partner or managing member or has the power to direct the policies, management and affairs of such entity, and a subsidiary is a “wholly-owned Subsidiary” of such Person when substantially all of the voting power of its Equity Securities or equity interests is owned or controlled by such Person.

“Surviving Company Ordinary Share” means an ordinary share of the Surviving Company.

“Tax Return” means any return, declaration, report, statement, information statement or other document filed or required to be filed with any Governmental Authority with respect to Taxes, including any claims for refunds of Taxes, any information returns and any schedules, attachments, amendments or supplements of any of the foregoing.

“Taxes” means any and all federal, state, local, foreign or other taxes imposed by any Governmental Authority, including all income, gross receipts, license, payroll, recapture, net worth, employment, escheat and unclaimed property obligations, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, Equity Securities, ad valorem, value added, inventory, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, governmental charges, duties, levies and other similar charges imposed by a Governmental Authority in the nature of a tax, alternative or add-on minimum, or estimated taxes, and including any interest, penalty, or addition thereto.

“Transaction Documents” means, collectively, this Agreement, the Confidentiality Agreement, the Plan of Merger, the Amalgamation Proposal, the PubCo Charter, the Company Holders Support Agreement, the Sponsor Support Agreement, the Subscription Agreements, the Registration Rights Agreement, the Assignment, Assumption and Amendment Agreement and any other agreements, documents or certificates entered into or delivered pursuant hereto or thereto, and the expression “Transaction Document” means any one of them.

“Transactions” means, collectively, the Merger, the Amalgamation and each of the other transactions contemplated by this Agreement or any of the other Transaction Documents.

“Treasury Regulations” means the regulations promulgated under the Code by the United States Department of the Treasury (whether in final, proposed or temporary form), as the same may be amended from time to time.

“U.S. Benefit Plan” means a Company Benefit Plan that is subject to the laws of the United States or provides compensation or benefits to any current or former employee, director, independent contractor or consultant (or any dependent thereof) of the Company or any of their respective Affiliates that is subject to the laws of the United States.

“Warrant Agreement” means the Warrant Agreement, dated as of January 25, 2021, between Acquiror and Continental Stock Transfer & Trust Company.

“Working Capital Loans” means any loan made to Acquiror by any of the Sponsor, an Affiliate of the Sponsor, or any of Acquiror’s officers or directors, and evidenced by a promissory note, loan agreement or similar document, for the purpose of financing costs, expenses and other obligations incurred by Acquiror.

Section 1.2.    Construction.

(a)    Unless the context of this Agreement otherwise requires, (i) words of any gender include each other gender; (ii) words using the singular or plural number also include the plural or singular number, respectively; (iii) the terms “hereof,” “herein,” “hereby,” “hereto” and derivative or similar words refer to this entire Agreement; (iv) the terms “Article” or “Section” refer to the specified Article or Section of this Agreement; (v) the word “including” shall mean “including, without limitation” and (vi) the word “or” shall be disjunctive but not exclusive.

(b)    Unless the context of this Agreement otherwise requires, references to statutes shall include all regulations promulgated thereunder and references to statutes or regulations shall be construed as including all statutory and regulatory provisions consolidating, amending or replacing the statute or regulation.

(c)    Whenever this Agreement refers to a number of days, such number shall refer to calendar days unless Business Days are specified.

(d)    All accounting terms used herein and not expressly defined herein shall have the meanings given to them under IFRS.

Section 1.3.    Knowledge. As used herein, (i) the phrase “to the knowledge” of the Company shall mean the knowledge of the individuals identified on Section 1.3 of the Company Disclosure Letter and (ii) the phrase “to the knowledge” of Acquiror shall mean the knowledge of the individuals identified on Section 1.3 of the Acquiror Disclosure Letter, in each case, as such individuals would have acquired in the exercise of reasonable inquiries of direct reports.

ARTICLE II

THE MERGER; MERGER CLOSING

Section 2.1.    Pre-Closing Actions. At the Merger Effective Time, PubCo’s Governing Documents, as in effect immediately prior to the Merger Effective Time, shall have been amended and restated to read in their entirety in the form of the amended and restated memorandum and articles of association of PubCo attached hereto as Exhibit C (the “PubCo Charter”), and, as so amended and restated, the PubCo Charter shall be the memorandum and articles of association of PubCo, until thereafter amended in accordance with the terms thereof and the Cayman Companies Act.

Section 2.2.    The Merger.

(a)    Upon the terms and subject to the conditions set forth in this Agreement, at the Merger Closing, or at such other time or in such other manner as shall be agreed upon by Acquiror, PubCo and the Company in writing, PubCo and Acquiror (PubCo and Acquiror sometimes being referred to herein as the “Constituent Companies”) shall cause Acquiror to be merged with and into PubCo pursuant to and in accordance with Part XVI of the Cayman Companies Act, with PubCo being the surviving company (as defined in the Cayman Companies Act) in the Merger.

(b)    Upon the Merger becoming effective at the Merger Effective Time, the separate corporate existence of Acquiror shall cease and PubCo, as the surviving company of the Merger (hereinafter referred to for the periods at and after the Merger Effective Time as the “Surviving Corporation”), shall continue its corporate existence under the Cayman Companies Act.

Section 2.3.    Effects of the Merger. At and after the Merger Effective Time, the Surviving Corporation shall thereupon and thereafter possess all of the rights, privileges, powers and franchises, of a public as well as a private nature, of the Constituent Companies, and shall become subject to all the restrictions, disabilities, liabilities and duties of each of the Constituent Companies; and all rights, privileges, powers and franchises of each Constituent Company, and all property, real, personal and mixed, and all debts, liabilities and duties due to each such Constituent Company, on whatever account, shall become vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall become thereafter the property of the Surviving Corporation as they are of the Constituent Companies; and the title to any real property vested by deed or otherwise or any other interest in real estate vested by any instrument or otherwise in either of such Constituent Companies shall not revert or become in any way impaired by reason of the Merger; but all Liens upon any property of a Constituent Company shall thereafter attach to the Surviving Corporation and shall be enforceable against it to the same extent as if such Liens had been incurred or contracted by it; all of the foregoing in accordance with the applicable provisions of the Cayman Companies Act.

Section 2.4.    Merger Closing; Merger Effective Time.

(a)    In accordance with the terms and subject to the conditions of this Agreement, and subject to Section 2.4(c), the closing of the Merger (the “Merger Closing”) shall take place remotely by conference call and exchange of documents and signatures on the date which is five (5) Business Days after the first date on which all conditions set forth in Sections 11.1 and Section 11.2 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Merger Closing, but subject to the satisfaction or waiver thereof) or such other time and place as Acquiror and the Company may mutually agree in writing. The date on which the Merger Closing actually occurs is referred to in this Agreement as the “Merger Closing Date”.

(b)    Subject to Section 2.4(c) and subject to the satisfaction or waiver of all of the conditions set forth in Sections 11.1 and Section 11.2, and provided this Agreement has not theretofore been terminated pursuant to its terms, Acquiror and PubCo shall execute and cause to be filed with the Cayman Registrar, the Plan of Merger (substantially in the form attached hereto as Exhibit A) (“Plan of Merger”) and such other documents as may be required in accordance with the applicable provisions of the Cayman Companies Act or by any other applicable Law to make the Merger effective. The Merger shall become effective at the time when the Plan of Merger has been registered by the Cayman Registrar or at such later time as may be agreed by PubCo and Acquiror in writing with the prior written consent of the Company (being not later than the ninetieth (90th) day after registration by the Cayman Registrar) and specified in the Plan of Merger (the “Merger Effective Time”).

(c)    If any Acquiror Shareholder gives to Acquiror, before the Acquiror Shareholder Approval is obtained at the Acquiror Shareholders’ Meeting, written objection to the Merger (each, a “Written Objection”) in accordance with Section 238(2) of the Cayman Companies Act:

(i)    Acquiror shall, in accordance with Section 238(4) of the Cayman Companies Act, promptly give written notice of the authorization of the Merger (the “Authorization Notice”) to each such Acquiror Shareholder who has made a Written Objection, and

(ii)    no party shall be obligated to commence the Merger Closing, and the Plan of Merger shall not be filed with the Cayman Registrar, until twenty (20) days shall have elapsed since the date on which the Authorization Notice is given (being the period allowed for written notice of an election to dissent under Section 238(5) of the Cayman Companies Act, as referred to in Section 239(1) of the Cayman Companies Act), but in any event subject to the satisfaction or waiver of all of the conditions set forth in Sections 11.1 and Section 11.2.

Section 2.5.    Merger Closing Deliverables.

(a)    At the Merger Closing, the Company will deliver or cause to be delivered to Acquiror, a certificate signed by an officer of the Company, dated as of the Merger Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.2(a) and Section 11.2(b) have been fulfilled.

(b)    At the Merger Closing, PubCo will deliver or cause to be delivered to the Exchange Agent, the Aggregate Merger Consideration for further distribution to the Acquiror Shareholders, pursuant to Section  4.2.

Section 2.6.    Governing Documents. The PubCo Charter shall be the articles of association of the Surviving Corporation until thereafter amended as provided therein and under Cayman Companies Act.

ARTICLE III

THE AMALGAMATION

Section 3.1.    The Amalgamation.

(a)    Upon the terms and subject to the conditions set forth in this Agreement, following the Merger Effective Time at the Amalgamation Closing, Amalgamation Sub and the Company (Amalgamation Sub and the Company sometimes being referred to herein as the “Amalgamating Entities”) shall amalgamate and continue as one company, with the Company being the surviving company in the Amalgamation (hereinafter referred to for the periods at and after the Amalgamation Effective Time as the “Surviving Company”), and as a wholly-owned Subsidiary of PubCo.

Section 3.2.    Effects of the Amalgamation(i) . At and after the Amalgamation Effective Time, in accordance with Section 215G of the Singapore Companies Act, (a) all the property, rights and privileges of Amalgamation Sub and the Company shall be transferred to and vest in the Surviving Company; (b) all the liabilities and obligations of Amalgamation Sub and the Company shall be transferred to and become the liabilities and obligations of the Surviving Company; (c) all proceedings pending by or against either of Amalgamation Sub or the Company may be continued by or against the Surviving Company; (d) any conviction, ruling, order or judgment in favor or against either of Amalgamation Sub or the Company may be enforced by or against the Surviving Company; and (e) the shares and rights of the members in each Amalgamating Entity shall be cancelled, exchanged or converted into the shares and rights provided for in the Amalgamation Proposal, and in accordance Section 4.1(b).

Section 3.3.    Amalgamation Closing; Amalgamation Effective Time.

(a)    In accordance with the terms and subject to the conditions of this Agreement, the closing of the Amalgamation (the “Amalgamation Closing”) shall take place as soon as practicable following the time at which the conditions set forth in Section 11.3, Section 11.4 and Section 11.5 shall have been satisfied or waived (other than those conditions that by their terms are to be satisfied at the Amalgamation Closing, but subject to the satisfaction or waiver thereof) or such other time and place as Acquiror, PubCo and the Company may mutually agree in writing. The date on which the Amalgamation Closing actually occurs is referred to in this Agreement as the “Amalgamation Closing Date”.

(b)    Subject to the satisfaction or waiver of all of the conditions set forth in Section 11.3, Section 11.4 and Section 11.5, and provided this Agreement has not theretofore been terminated pursuant to its terms, Amalgamation Sub and the Company shall execute and cause to be lodged with ACRA, the Amalgamation Proposal (substantially in the form attached hereto as Exhibit B) (the “Amalgamation Proposal”), the Other Amalgamation Documents, and such other documents as may be required in accordance with the applicable provisions of the Singapore Companies Act or by any other applicable Law to make the Amalgamation effective by no later than 10.00 a.m. Singapore time on the morning following the Merger Effective Time. The Amalgamation shall become effective on the date as may be agreed by Amalgamation Sub, PubCo, Acquiror and the Company in writing and specified in writing in the Amalgamation Proposal and as set out in the notice of amalgamation issued by ACRA in respect of the Amalgamation (the “Amalgamation Effective Time”).

(c)    For the avoidance of doubt, the Amalgamation Closing and the Amalgamation Effective Time shall occur after the Merger Effective Time.

Section 3.4.    Amalgamation Closing Deliverables.

(a)    At the Amalgamation Closing, PubCo will deliver or cause to be delivered:

(i)    to the Company, the written resignations of all of the directors and officers of PubCo, effective as of the Amalgamation Effective Time; and

(ii)    to the Company, a resolution of PubCo appointing the directors of the Company as of immediately prior to the Amalgamation Effective Time (or such other persons as the Company may designate pursuant to a written notice to be delivered to PubCo sufficiently in advance of the Merger Effective Time) as the directors of PubCo, effective as of the Amalgamation Effective Time.

(b)    At the Amalgamation Closing, PubCo will deliver or cause to be delivered to the Exchange Agent the Aggregate Amalgamation Consideration for further distribution to the Company Shareholders, pursuant to Section 4.2.

(c)    At the Amalgamation Closing, Acquiror will deliver or cause to be delivered:

(i)    to the Company, a certificate signed by an officer of Acquiror, dated as of the Merger Closing Date, certifying that, to the knowledge and belief of such officer, the conditions specified in Section 11.4(a) and Section 11.4(b) have been fulfilled; and

(ii)    to the Company, the written resignations of all of the directors and officers of Acquiror, effective as of the Merger Effective Time.

(d)    At the Amalgamation Closing Date, substantially concurrently with the Amalgamation Closing, the Company shall pay or cause to be paid by wire transfer of immediately available funds (i) all accrued and unpaid Company Transaction Expenses; and (ii) all accrued and unpaid Acquiror Transaction Expenses, as set forth on a written statement to be delivered to the Company by Acquiror not less than two (2) Business Days prior to the Amalgamation Closing Date, which shall include the respective amounts and wire transfer instructions for the payment thereof.

Section 3.5.    Governing Documents. The constitution of the Surviving Company shall be the constitution set out in the Amalgamation Proposal, until thereafter amended as provided therein and under the Singapore Companies Act.

Section 3.6.    Directors and Officers . At the Amalgamation Effective Time, the directors and officers of Amalgamation Sub shall cease to hold office, and the directors and officers of the Surviving Company shall be appointed as determined by the Company, each to hold office in accordance with the Governing Documents of the Surviving Company.

ARTICLE IV

EFFECTS OF THE MERGER AND AMALGAMATION ON ACQUIROR AND COMPANY EQUITY SECURITIES

Section 4.1.    Conversion of Acquiror and Company Securities.

(a)    At the Merger Effective Time, by virtue of the Merger and without any action on the part of any holder of Acquiror Shares:

(i)    Acquiror Ordinary Shares. Subject to Section 4.1(a)(iii) each (A) Acquiror Class A Ordinary Share issued and outstanding immediately prior to the Merger Effective Time (being an aggregate of 29,900,000 Acquiror Class A Ordinary Shares) shall automatically be cancelled and cease to exist in exchange for the right to receive, upon delivery of the Letter of Transmittal in accordance with Section 4.2 (if required by the Exchange Agent in accordance with Section 4.2(b)), one newly issued PubCo Share and (B) Acquiror Class B Ordinary Share issued and outstanding immediately prior to the Merger Effective Time (being an aggregate of 7,475,000 Acquiror Class B Ordinary Shares) shall automatically be cancelled and cease to exist in exchange for the right to receive, upon delivery of the Letter of Transmittal in accordance with Section 4.2 (if required by the Exchange Agent in accordance with Section 4.2(b)), one newly issued PubCo Share. As of the Merger Effective Time, each Acquiror Shareholder shall cease to have any other rights in and to Acquiror or the Surviving Corporation (other than those rights in and to the Surviving Corporation as a shareholder of the Surviving Corporation).

(ii)    Exchange of Acquiror Warrants. Each Acquiror Warrant outstanding immediately prior to the Merger Effective Time shall cease to be a warrant with respect to Acquiror Shares and be assumed by PubCo and converted into a warrant to purchase one PubCo Share (each, a “PubCo Merger Warrant”). Each PubCo Merger Warrant shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Acquiror Warrant immediately prior to the Merger Effective Time (including any repurchase rights and cashless exercise provisions) in accordance with the provisions of the Assignment, Assumption and Amendment Agreement.

(iii)    Acquiror Treasury Shares. Notwithstanding clause (i) above or any other provision of this Agreement to the contrary, if there are any Acquiror Shares that are owned by Acquiror as treasury shares or any Acquiror Shares owned by any direct or indirect subsidiary of Acquiror immediately prior to the Merger Effective Time, such Acquiror Shares shall be cancelled and shall cease to exist without any conversion thereof or payment or other consideration therefor.

(b)    At the Amalgamation Effective Time, by virtue of the Amalgamation and, except as expressly described below, without any action on the part of any Company Shareholder:

(i)    Company Shares. Each Company Share issued and outstanding immediately prior to the Amalgamation Effective Time shall be automatically cancelled (which cancellation of Company Shares shall be deemed not to be a reduction of share capital within the meaning of the Singapore Companies Act) and each Company Shareholder shall be entitled to receive, as consideration for such Company Share, upon delivery of the Letter of Transmittal in accordance with Section 4.2 (if required by the Exchange Agent in accordance with Section 4.2(b)), such number of newly issued PubCo Shares equal to the Exchange Ratio. As of the Amalgamation Effective Time, each Company Shareholder shall cease to have any other rights in and to the Company or the Surviving Company.

(ii)    Company Restricted Stock Unit Awards. Separately from the Amalgamation but as of the Amalgamation Effective Time, each Restricted Stock Unit Award outstanding immediately prior to the Amalgamation Effective Time shall be assumed by PubCo and converted into an award of restricted share units representing the right to receive PubCo Shares (each, a “Converted RSU Award”) under the applicable PubCo Equity Plan in substantially the form attached hereto as Exhibit I (the “PubCo Equity Plans”). Each Converted RSU Award will have and be subject to substantially the same terms and conditions (including vesting, settlement and termination-related terms) as were applicable to such Restricted Stock Unit Award immediately prior to the Amalgamation Effective Time, except that each Converted RSU Award will represent the right to receive that number of PubCo Shares equal to the product (rounded down to the nearest whole number) of (A) the number of Company Shares subject to the Restricted Stock Unit Award immediately before the Amalgamation Effective Time multiplied by (B) the Exchange Ratio.

(iii)    Company Options. Separately from the Amalgamation but as of the Amalgamation Effective Time, each Company Option outstanding immediately prior to the Amalgamation Effective Time, whether vested or unvested, shall, automatically and without any required action on the part of any holder or beneficiary thereof, be assumed by PubCo and converted into an option to purchase PubCo Shares (each, an “Assumed Option”) under the PubCo Equity Plans. Each Assumed Option shall continue to have and be subject to substantially the same terms and conditions as were applicable to such Company Option immediately prior to the Amalgamation Effective Time (including expiration date, vesting conditions, and exercise provisions), except that (A) each Assumed Option shall be exercisable for that number of PubCo Shares equal to the product (rounded down to the nearest whole number) of (y) the number of Company Shares subject to such Company Option immediately prior to the Amalgamation Effective Time multiplied by (z) the Exchange Ratio; and (B) the per share exercise price for each PubCo Share issuable upon exercise of the Assumed Option shall be equal to the quotient (rounded up to the nearest whole cent) obtained by dividing (y) the exercise price per Company Share subject to such Company Option immediately prior to the Amalgamation Effective Time by (z) the Exchange Ratio; provided, however, that the exercise price and the number of PubCo Shares purchasable under each Assumed Option shall be determined in a manner consistent with the requirements of Section 409A of the Code; provided, further, that in the case of any Company Option to which Section 422 of the Code applies, the exercise price and the number of PubCo Shares purchasable under such Assumed Option shall be determined in accordance with the foregoing in a manner that satisfies the requirements of Section 424(a) of the Code.

(iv)    Company Warrants. Separately from the Amalgamation but as of the Amalgamation Effective Time, each Company Warrant that is outstanding immediately prior to the Amalgamation Effective Time shall cease to be a warrant with respect to Company Shares and be assumed by PubCo and converted into a PubCo Amalgamation Warrant pursuant to the conversion agreement entered into on the date hereof by PubCo, each holder of Company Warrants and the warrant agent thereunder in substantially the form attached hereto as Exhibit J (the “Company Warrant Assumption Agreement”), such that (A) each PubCo Amalgamation Warrant shall be exercisable for that number of PubCo Shares equal to the product (rounded down to the nearest whole number) of (y) the number of Company Shares subject to the converted Company Warrant immediately prior to the Amalgamation Effective Time multiplied by (z) the Exchange Ratio; and (B) the per warrant exercise price for each PubCo Share issuable upon exercise of the PubCo Amalgamation Warrant shall be as set forth in the Company Warrant Assumption Agreement.

(v)    Amalgamation Sub Shares. Each share of Amalgamation Sub issued and outstanding as of immediately prior to the Amalgamation Effective Time shall be automatically converted pursuant to the Amalgamation into one (1) Surviving Company Ordinary Share and, accordingly, PubCo shall become, pursuant to the Amalgamation and the cancellation of the Company Shares, the holder of all Surviving Company Ordinary Shares.

(c)    Notwithstanding anything to the contrary contained herein, no fraction of a PubCo Share will be issued by virtue of the Merger, the Amalgamation or the other Transactions, and each Person who would otherwise be entitled to a fraction of a PubCo Share (after aggregating all fractional PubCo Shares that otherwise would be received by such holder) shall instead have the number of PubCo Shares issued to such Person rounded up in the aggregate to the nearest whole PubCo Share.

Section 4.2.    Share Exchange Procedures

(a)    Prior to the Merger Closing, PubCo shall appoint Continental Stock Transfer & Trust Company (the “Exchange Agent”) to act as the agent for the purpose of issuing the Aggregate Merger Consideration to the Acquiror Shareholders and issuing the Aggregate Amalgamation Consideration (as applicable) to the Company Shareholders and holders of Company Warrants. At or before the Merger Effective Time, PubCo shall deposit with the Exchange Agent the number of PubCo Shares, PubCo Merger Warrants and PubCo Amalgamation Warrants comprising the Aggregate Merger Consideration and the Aggregate Amalgamation Consideration.

(b)    If the Exchange Agent requires that, as a condition to receive the Aggregate Merger Consideration or the Aggregate Amalgamation Consideration, any holder of Acquiror Shares or Company Shares deliver a letter of transmittal to the Exchange Agent, then at or as promptly as practicable following the Merger Effective Time, PubCo shall send, or shall cause the Exchange Agent to send, to each Acquiror Shareholder or Company Shareholder (as applicable) a letter of transmittal (which shall specify that the delivery shall be effected, and the risk of loss and title shall pass, only upon proper transfer of each share to the Exchange Agent, and which letter of transmittal will be in customary form and have such other provisions as Acquiror or PubCo may reasonably specify) for use in such exchange (each, a “Letter of Transmittal”).

(c)    Each holder of Acquiror Ordinary Shares or Company Shares that have been converted into the right to receive a portion of the Aggregate Merger Consideration or Aggregate Amalgamation Consideration (as applicable), pursuant to Section 4.1(a) or Section 4.1(b), respectively, shall be entitled to receive such portion of the Aggregate Merger Consideration or the Aggregate Amalgamation Consideration, as applicable, upon receipt of an “agent’s message” by the Exchange Agent (or such other evidence, if any, of transfer as the Exchange Agent may reasonably request), together with a duly completed and validly executed Letter of Transmittal (if required by the Exchange Agent in accordance with Section 4.2(b)) and such other documents as may reasonably be requested by the Exchange Agent. No interest shall be paid or accrued upon the transfer of any share.

(d)    Promptly following the date that is one (1) year after the Merger Effective Time, PubCo shall instruct the Exchange Agent to deliver to PubCo all documents in its possession relating to the transactions contemplated hereby, and the Exchange Agent’s duties shall terminate. Thereafter, any portion of the Aggregate Merger Consideration or the Aggregate Amalgamation Consideration that remains unclaimed shall be returned to PubCo, and any Person that was a holder of (i) Acquiror Ordinary Shares as of immediately prior to the Merger

Effective Time that has not exchanged such Acquiror Ordinary Shares for an applicable portion of the Aggregate Merger Consideration in accordance with this Section 4.2 or (ii) Company Shares as of immediately prior to the Amalgamation Effective Time that has not exchanged such Company Shares for an applicable portion of the Aggregate Amalgamation Consideration in accordance with this Section 4.2, in each case prior to the date that is one (1) year after the Merger Effective Time, may provide evidence of former ownership of such Acquiror Shares or Company Shares satisfactory to PubCo, and (subject to applicable abandoned property, escheat and similar Laws) receive in consideration therefor, and PubCo shall promptly deliver, such applicable portion of the Aggregate Merger Consideration or the Aggregate Amalgamation Consideration (as applicable) without any interest thereupon. None of Acquiror, PubCo, Amalgamation Sub, the Company, the Surviving Corporation, the Surviving Company or the Exchange Agent shall be liable to any Person in respect of any of the Aggregate Merger Consideration or the Aggregate Amalgamation Consideration delivered to a public official pursuant to and in accordance with any applicable abandoned property, escheat or similar Laws. If any such shares shall not have been transferred immediately prior to such date on which any amounts payable pursuant to this Article IV would otherwise escheat to or become the property of any Governmental Authority, any such amounts shall, to the extent permitted by applicable Law, become the property of the Surviving Corporation, free and clear of all claims or interest of any Person previously entitled thereto.

Section 4.3.    Withholding. Notwithstanding any other provision of this Agreement, each of Acquiror, PubCo and the Exchange Agent, as applicable, shall be entitled to deduct and withhold from any amount payable pursuant to this Agreement such Taxes as may be required to be deducted and withheld from such amounts under the Code or any other applicable Tax Law (as reasonably determined by Acquiror, PubCo, or the Exchange Agent, respectively). Other than in respect of amounts subject to compensatory withholding, Acquiror, PubCo or the Exchange Agent, as applicable, shall use commercially reasonable efforts to notify the Person in respect of whom such deduction or withholding is expected to be made at least thirty (30) Business Days prior to making any such deduction or withholding, which notice shall be in writing and include the amount of and basis for such deduction or withholding. Acquiror, PubCo and the Exchange Agent, as applicable, shall use commercially reasonable efforts to cooperate with such Person to reduce or eliminate any such requirement to deduct or withhold to the extent permitted by Law. To the extent that any amounts are so deducted and withheld, such deducted and withheld amounts shall be (a) timely remitted to the appropriate Governmental Authority and (b) treated for all purposes of this Agreement as having been paid to the Person in respect of which such deduction and withholding was made.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except (a) as set forth in the disclosure letter delivered to Acquiror by the Company on the date of this Agreement (the “Company Disclosure Letter”) (each section of which, subject to Section 13.10, qualifies the correspondingly numbered and lettered representations and warranties in this Article V) and (b) as otherwise explicitly contemplated by this Agreement, the Company represents and warrants to Acquiror as of the date hereof as follows:

Section 5.1.    Company Organization. The Company has been duly formed or organized and is validly existing under the Laws of its jurisdiction of incorporation or organization, and has the requisite company or corporate power, as applicable, and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. The Governing Documents of the Company, as amended to the date of this Agreement and as previously made available by or on behalf of the Company to Acquiror, are true, correct and complete. The Company is duly licensed or qualified and in good standing as a foreign or extra-provincial corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not be material to the business of the Company and its Subsidiaries, taken as a whole.

Section 5.2.    Subsidiaries. A complete list of each Subsidiary of the Company and its jurisdiction of incorporation, formation or organization, outstanding Equity Securities, and holders of Equity Securities (including respective numbers and percentages), as applicable, is set forth on Section 5.2 of the Company Disclosure Letter. The Subsidiaries of the Company have been duly formed or organized and are validly existing under the Laws of their jurisdiction of incorporation or organization and have the requisite power and authority to own, lease or operate all of their respective properties and assets and to conduct their respective businesses as they are now being conducted. True, correct and complete copies of the Governing Documents of the Company’s Subsidiaries, in each case, as amended to the date of this Agreement, have been previously made available to Acquiror by or on behalf of the Company. Each Subsidiary of the Company is duly licensed or qualified and in good standing as a foreign corporation (or other entity, if applicable) in each jurisdiction in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified or in good standing, as applicable, except where the failure to be so licensed or qualified or in good standing would not, individually or in the aggregate, have, or reasonably be expected to have, a Company Material Adverse Effect.

Section 5.3.    Due Authorization.

(a)    Other than the Company Shareholder Approval, the Company has all requisite company or corporate power, as applicable, and authority to execute and deliver this Agreement and the other documents to which it is a party contemplated hereby and (subject to the approvals described in Section 5.5) to consummate the transactions contemplated hereby and thereby and to perform all of its obligations hereunder and thereunder. The execution and delivery of this Agreement and the other documents to which the Company is a party contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by the board of directors of the Company, and no other company or corporate proceeding on the part of the Company is necessary to authorize this Agreement and the other documents to which the Company is a party contemplated hereby. This Agreement has been, and on or prior to the Amalgamation Closing, the other documents to which the Company is a party contemplated hereby will be, duly and validly executed and delivered by the Company and this Agreement constitutes, and on or prior to the Amalgamation Closing, the other documents to which the Company is a party contemplated hereby will constitute, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(b)    Assuming that a quorum (as determined pursuant to the Company’s Governing Documents) is present the Amalgamation Proposal shall require approval by an affirmative vote of the holders of at least 75% of the Company Shares entitled to vote, who attend (in person or by proxy) and vote (in person or by proxy) thereupon (as determined in accordance with the Company’s Governing Documents) at a shareholders’ meeting duly called by the board of directors of the Company and held for such purpose.

(c)    The foregoing votes are the only votes of any of the Company Shares necessary in connection with entry into this Agreement and the other Transaction Documents by the Company and the consummation of the transactions contemplated hereby and thereby, including the Amalgamation Closing.

(d)    On or prior to the date of this Agreement, the board of directors of the Company has duly adopted resolutions (i) determining that this Agreement and the other Transaction Documents to which the Company is a party contemplated hereby and the transactions contemplated hereby and thereby are advisable and fair to, and in the best interests of, the Company and its stockholders, as applicable, and (ii) authorizing and approving the execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which the Company is a party contemplated hereby and the transactions contemplated hereby and thereby. No other corporate action is required on the part of the Company or any of its shareholders to enter into this Agreement or the documents to which the Company is a party contemplated hereby or to approve the Transactions, other than the Company Shareholder Approval.

Section 5.4.    No Conflict. Subject to the receipt of the consents, approvals, authorizations and other requirements set forth in Section 5.5 and except as set forth on Section 5.4 of the Company Disclosure Letter, the execution and delivery by the Company of this Agreement and the documents to which the Company is a party contemplated hereby and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with any provision of, or result in the breach of, or default under the Governing Documents of the Company, (b) violate or conflict with any provision of, or result in the breach of, or default under any Law or Governmental Order applicable to the Company or any of the Company’s Subsidiaries, (c) violate or conflict with any provision of, or result in the breach of, result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract of the type described in Section 5.13(a) to which the Company or any of the Company’s Subsidiaries is a party or by which the Company or any of the Company’s Subsidiaries may be bound, or terminate or result in the termination of any such foregoing Contract or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of the Company or any of the Company’s Subsidiaries, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing would not, individually or in the aggregate, (i) have, or reasonably be expected to have, a material adverse effect on the ability of the Company to enter into and perform their respective obligations under this Agreement, or (ii) be or reasonably be expected to be material to the business of the Company and its Subsidiaries (taken as a whole).

Section 5.5.    Governmental Authorities; Consents. Assuming the truth and completeness of the representations and warranties of Acquiror and the Acquisition Entities contained in this Agreement, no consent, waiver, approval or authorization of, or designation, declaration or filing with, or notification to, any Governmental Authority (each, a “Governmental Authorization”) is required on the part of the Company or its Subsidiaries with respect to the Company’s execution or delivery of this Agreement or the consummation by the Company of the transactions contemplated hereby, except for (a) the filings listed in Section 5.5 of the Company Disclosure Letter, (b) any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, (i) have, or reasonably be expected to have, a material adverse effect on the ability of the Company to enter into and perform its obligations under this Agreement, or (ii) be or reasonably be expected to be material to the business of the Company and its Subsidiaries (taken as a whole), and (c) the filing of the Amalgamation Proposal with ACRA and the issuance of the notice of amalgamation by ACRA in respect of the Amalgamation, each in accordance with the Singapore Companies Act.

Section 5.6.    Capitalization of the Company.

(a)    As of the date of this Agreement, the issued and outstanding share capital of the Company consists of (x) 1,560,797 Company Ordinary Shares, and (y) 1,340,247 Company Preferred Shares (of which (i) 258,363 shares are designated Series B Preference Shares (the “Series B Preferred Shares”), (ii) 70,303 shares are designated Series C Preference Shares (the “Series C Preferred Shares”), (iii) 152,224 shares are designated Series D-1 Preference Shares (the “Series D-1 Preferred Shares”), (iv) 564,126 shares are designated Series D-2 Preference Shares (the “Series D-2 Preferred Shares”), (v) 84,705 shares are designated Series E Preference Shares (the “Series E Preferred Shares”) and (vi) 210,526 shares are designated Series F Preference Shares (the “Series F Preferred Shares”)). Set forth in Section 5.6 of the Company Disclosure Letter is a true, correct and complete list of each legal owner of Company Shares or other Equity Securities of the Company and the number of Company Shares or other Equity Securities held by each such holder as of the date hereof. Except as set forth in Section 5.6 of the Company Disclosure Letter or pursuant to the Company Incentive Plans, as of the date hereof there are no other ordinary shares, preferred shares or other Equity Securities of the Company authorized, reserved for issuance, issued or outstanding. All of the issued and outstanding Company Shares (w) have been duly authorized and validly issued and allotted and are fully paid; (x) have been offered, sold, transferred and issued in compliance with applicable Law, including the Singapore Companies Act and federal and state securities Laws, and including any filings and returns required under any applicable Law to be delivered or made by the Company in respect of such offer, sale, transfer or issuance, and all requirements set forth in (1) the

Governing Documents of the Company and (2) any other applicable Contracts governing the issuance or allotment of such securities; (y) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of the Company or any Contract to which the Company is a party or otherwise bound; and (z) are free and clear of any Liens.

(b)    As of the Merger Closing and immediately prior to the Amalgamation Effective Time, (i) no Company Preferred Shares shall be outstanding, (ii) the only Equity Securities of the Company outstanding shall be 1,560,797 Company Ordinary Shares and the Equity Securities set forth on Section 5.6(e) of the Company Disclosure Letter, and (iii) the Company Preferred Shares shall have been converted into Company Ordinary Shares in compliance with the Company’s Governing Documents and the terms of such Company Preferred Shares.

(c)    As of the date of this Agreement, Restricted Stock Unit Awards with respect to 64,141 Company Ordinary Shares are outstanding and Company Options with respect to 112,823 Company Ordinary Shares are issued and outstanding. The Company has provided to Acquiror, prior to the date of this Agreement, a true and complete list of each current or former employee, consultant or director of the Company or any of its Subsidiaries who, as of the date of this Agreement, holds a Restricted Stock Unit Award or Company Option, including the number of Company Ordinary Shares subject thereto, the vesting schedule and expiration date thereof and, if applicable, the exercise price thereof. All Restricted Stock Unit Awards and Company Options are evidenced by award agreements in substantially the forms previously made available to Acquiror, and no Restricted Stock Unit Award or Company Option is subject to terms that are materially different from those set forth in such forms in any material respect. Each Restricted Stock Unit Award and Company Option was validly issued and properly approved by the board of directors of the Company (or appropriate committee thereof).

(d)    As of the date of this Agreement, 112,000 Company Warrants with respect to 112,000 Company Ordinary Shares are issued and outstanding. All outstanding Company Warrants (i) have been duly authorized and validly issued and constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) the Company’s Governing Documents, (2) any other applicable Contracts governing the issuance of such securities and (3) the Company Warrant Instrument, a true, complete and accurate copy of which has been provided to Acquiror; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Company’s Governing Documents or any Contract to which the Company is a party or otherwise bound. The Company has provided to Acquiror, prior to the date of this Agreement, a true and complete list of each person who, as of the date of this Agreement, holds a Company Warrant, including the number of Company Ordinary Shares subject thereto, the vesting schedule and expiration date thereof and, if applicable, the exercise price thereof.

(e)    Except as otherwise set forth in this Section 5.6 or on Section 5.6(e) of the Company Disclosure Letter, the Company has not issued, granted, and is not otherwise bound by or subject to any outstanding subscriptions, options, warrants, rights or other securities (including debt securities) convertible, exercisable or exchangeable for Company Shares, any other commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements of any character providing for the issuance of additional shares, the sale of treasury shares or other equity interests, or for the repurchase or redemption of shares or other equity interests of the Company or the value of which is determined by reference to shares or other equity interests of the Company, and there are no voting trusts, proxies or agreements of any kind which may obligate the Company to issue, purchase, register for sale, redeem or otherwise acquire any Company Shares.

Section 5.7.    Capitalization of Subsidiaries.

(a)    The outstanding share capital or other Equity Securities of each of the Company’s Subsidiaries (i) have been duly authorized and validly issued and allotted, are, to the extent applicable, fully paid and non-assessable; (ii) have been offered, sold, issued and allotted in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) the Governing Documents of each such Subsidiary, and (2) any other applicable Contracts governing the issuance or allotment of such securities; (iii) are not, except as set forth on Section 5.7(a) of the Company Disclosure Letter, subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, the Governing Documents of each such Subsidiary or any Contract to which each such Subsidiary is a party or otherwise bound; and (iv) are, except as set forth on Section 5.7(a) of the Company Disclosure Letter, free and clear of any Liens.

(b)    Except as set forth on Section 5.7(b) of the Company Disclosure Letter, the Company owns of record and beneficially all the issued and outstanding Equity Securities of such Subsidiaries free and clear of any Liens other than Permitted Liens.

(c)    Except as set forth on Section 5.7(c) of the Company Disclosure Letter, there are no outstanding subscriptions, options, warrants, rights or other securities (including debt securities) exercisable or exchangeable for any Equity Securities of such Subsidiaries, any other commitments, calls, conversion rights, rights of exchange or privilege (whether pre-emptive, contractual or by matter of Law), plans or other agreements of any character providing for the issuance of additional shares, the sale of treasury shares or other equity interests, or for the repurchase or redemption of shares or other Equity Securities of such Subsidiaries or the value of which is determined by reference to shares or other equity interests of the Subsidiaries, and there are no voting trusts, proxies or agreements of any kind which may obligate any Subsidiary of the Company to issue, purchase, register for sale, redeem or otherwise acquire any of its Equity Securities.

Section 5.8.    Statutory Registers(a) . Except as set forth on Section 5.8 of the Company Disclosure Letter or in de minimis respects, all registers, statutory books, books of account and other corporate records of the Company are up-to-date, maintained in accordance with applicable Law on a proper and consistent basis, contain complete and accurate records of all matters required to be dealt with in such books and records, and have attached to them copies of all such resolutions and agreements as are required by Law to be filed.

Section 5.9.    Financial Statements; Internal Controls.

(a)    Attached as Section 5.9(a) of the Company Disclosure Letter are: true and complete copies of (i) the audited consolidated statement of financial positions and consolidated statements of comprehensive income, changes in equity and cash flows of the Company and its Subsidiaries as of and for the years ended December 31, 2020, December 31, 2019, and December 31, 2018, together with the auditor’s reports thereon (collectively, the “IAS Financial Statements” and together with the PCAOB Financial Statements, when delivered pursuant to Section 8.3, the “Audited Financial Statements”) and (ii) the unaudited consolidated statement of financial positions and consolidated statements of comprehensive income, changes in equity and cash flows of the Company and its Subsidiaries as of and for the three-month period ending March 31, 2021 (the “Q1 Financial Statements” and together with the Audited Financial Statements, the “Financial Statements”).

(b)    Except as set forth on Section 5.9(b) of the Company Disclosure Letter, the Financial Statements (i) fairly present in all material respects the consolidated financial position of the Company and its consolidated Subsidiaries, as at the respective dates thereof, and the consolidated results of their operations, their consolidated incomes, their consolidated changes in equity and their consolidated cash flows for the respective periods then ended (subject, in the case of the Q1 Financial Statements, to normal year-end adjustment and the absence of footnotes), (ii) were prepared in conformity with IFRS applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto and subject, in the case of the Q1 Financial Statements, to normal year-end adjustment and the absence of footnotes), (iii) were prepared from, and are in accordance in all material respects with, the books and records of the Company and its consolidated Subsidiaries and (iv) in the case of the Updated Financial Statements when delivered by the Company for inclusion in the Proxy/Registration Statement for filing with the SEC following the date of this Agreement in accordance with Section 8.3, will comply in all material respects with the applicable accounting requirements (including the standards of the PCAOB) and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant, in effect as of the respective dates thereof.

(c)    The Pro Forma Financial Statements will, when provided, present fairly in all material respects the information shown therein and will have been compiled on a basis consistent with that of the Financial Statements. The assumptions, information and data used in the preparation of such Pro Forma Financial Statements are reasonably believed by the Company to be reasonable in light of current conditions and facts known to the Company, the pro forma adjustments used therein will be appropriate to give effect to the transactions or circumstances described therein, and the pro forma adjustments will have been properly applied to the historical amounts used in the preparation of such Pro Forma Financial Statements.

(d)    Neither the Company nor any director or officer of the Company nor or any of its Subsidiaries, to the knowledge of the Company, any independent auditor of the Company or its Subsidiaries, has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by the Company or any of its Subsidiaries, (ii) any fraud, whether or not material, that involves the Company’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by the Company or any of its Subsidiaries or (iii) any claim or allegation regarding any of the foregoing.

(e)    The Company maintains a system of internal accounting controls which is reasonably sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with IFRS and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The books and records of the Company have been, and are being, maintained in all material respects in accordance with IFRS and any other applicable legal and accounting requirements.

(f)    The Company Board would, as of the date hereof and assuming all Company Preferred Shares had been converted to Company Ordinary Shares prior to the date hereof, be able to give a solvency statement in relation to each of the Company and the Surviving Company in accordance with Section 215I and Section 215J of the Singapore Companies Act, respectively, to effect the Amalgamation, and the Company is not aware of any fact, matter or circumstance that has occurred or is reasonably expected to occur which would render the Company Board unable to give such solvency statement when required to do so in connection with the Amalgamation.

Section 5.10.    Undisclosed Liabilities. Except as set forth on Section 5.10 of the Company Disclosure Letter, there is no other liability, debt (including Indebtedness) or obligation of, or claim or judgment against, the Company or any of the Company’s Subsidiaries (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due), except for liabilities, debts, obligations, claims or judgments (a) reflected or reserved for on the Audited Financial Statements or disclosed in the notes thereto, (b) that have arisen since the date of the most recent statement of financial position included in the Audited Financial Statements in the ordinary course of business, consistent with past practice, of the Company and its Subsidiaries or (c) that will be discharged or paid off prior to or at the Amalgamation Closing.

Section 5.11.    Litigation and Proceedings. Except as set forth on Section 5.11 of the Company Disclosure Letter, as of the date hereof (a) there are no pending or, to the knowledge of the Company, threatened, lawsuits, actions, suits, judgments, claims, proceedings or any other Actions (including any investigations or inquiries initiated, pending or threatened by any Governmental Authority), or other proceedings at law or in equity (collectively, “Legal Proceedings”), against the Company or any of the Company’s Subsidiaries or their respective properties or assets; and (b) there is no outstanding Governmental Order imposed upon the Company or any of the Company’s Subsidiaries; nor are any properties or assets of the Company or any of the Company’s Subsidiaries’ respective businesses bound or subject to any Governmental Order, except, in each case, as would not, individually or in the aggregate, be or reasonably be expected to be material to the business of the Company and its Subsidiaries (taken as a whole).

Section 5.12.    Legal Compliance.

(a)    Except as would not be or reasonably be expected to be material to the business of the Company and its Subsidiaries (taken as a whole), each of the Company and its Subsidiaries is in compliance with all applicable Laws in all material respects.

(b)    For the past three (3) years, none of the Company or any of its Subsidiaries has received any written notice of, or been charged with, the violation of any Laws, except where such violation has not been and would not reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole.

(c)    The Company and its Subsidiaries maintain a program of policies, procedures and internal controls reasonably designed and implemented to provide reasonable assurance that violation of applicable Law by any of the Company’s or its Subsidiaries’ directors, officers, employees or its or their respective Representatives or other Persons, acting on behalf of the Company or any of the Company’s Subsidiaries, will be prevented, detected and deterred.

Section 5.13.    Contracts; No Defaults.

(a)    Section 5.13(a) of the Company Disclosure Letter contains a listing of all Contracts described in clauses (i) through (xix) below to which, as of the date of this Agreement, the Company or any of the Company’s Subsidiaries is a party or by which they are bound, other than a Company Incentive Plan. True, correct and complete copies of the Contracts listed on Section 5.13(a) of the Company Disclosure Letter have previously been delivered to or made available to Acquiror or its Representatives, together with all amendments thereto.

(i)    Each Contract involving obligations (contingent or otherwise), payments or revenues in excess of $750,000 in the last twelve months prior to the date of this Agreement or expected obligations (contingent or otherwise), payments or revenues in excess of $750,000 in the next twelve months after the date of this Agreement;

(ii)    Each note, debenture, other evidence of Indebtedness, guarantee, loan, credit or financing agreement or instrument or other Contract for money borrowed by, or other Indebtedness of, the Company or any of the Company’s Subsidiaries, including any other agreement or commitment for future loans, credit or financing, in each case, in excess of $500,000;

(iii)    Each Contract for the acquisition of any Person or any business unit thereof or the disposition of any material assets of the Company or any of its Subsidiaries in the last two (2) years, in each case, involving payments in excess of $1,000,000 other than Contracts (A) in which the applicable acquisition or disposition has been consummated and there are no material obligations ongoing, or (B) solely between the Company and its wholly-owned Subsidiaries;

(iv)    Each lease, rental or occupancy agreement, license, installment and conditional sale agreement, and other Contract that provides for the ownership of, leasing of, title to, use of, or any leasehold or other interest in any real or personal property that involves aggregate payments in excess of $250,000 in any calendar year;

(v)    Each Contract involving the formation, establishment, contribution to, or operation of a (A) partnership, (B) corporation, limited liability company or other entity, or (C) joint venture, alliance or similar entity, or involving a sharing of profits or losses (including joint development and joint marketing Contracts), or any investment in, loan to or acquisition or sale of the securities, Equity Securities or assets of any person involving payments of an amount higher than $750,000 (excluding, in the case of clauses (A) and (B), any wholly-owned Subsidiary of the Company);

(vi)    Contracts between the Company or any of its Subsidiaries, on the one hand, and any Company Related Party, on the other hand, which are currently in force or under which any party thereto has outstanding obligations (collectively, “Related Party Agreements”), other than (i) Contracts with respect to a Company Related Party’s employment or other similar engagement and confidentiality agreements, and (ii) end-user, consumer, client or customer agreements entered into on an arm’s length basis, or (iii) other agreements of a similar nature, in each case with the Company or any of its Subsidiaries entered into in the ordinary course of business consistent with past practice;

(vii)    Contracts with each current executive, officer, director or current employee of the Company or its Subsidiaries with a title of Director (for the avoidance of doubt, such title does not refer to a member of the board of directors) or higher that provide annual base compensation (excluding bonus and other benefits) in excess of $175,000;

(viii)    Contracts that provide for change in control, retention or similar payments or benefits contingent upon, accelerated by or triggered by the consummation of the transactions contemplated hereby;

(ix)    Contracts containing covenants of the Company or any of the Company’s Subsidiaries (A) prohibiting or limiting the right of the Company or any of the Company’s Subsidiaries to engage in or compete with any Person in any line of business in any material respect or (B) prohibiting or restricting the Company’s and the Company’s Subsidiaries’ ability to conduct their business in any geographic area in any material respect;

(x)    Any collective bargaining (or similar) agreement or Contract between the Company or any of the Company’s Subsidiaries, on one hand, and any labor union or other body representing employees of the Company or any of the Company’s Subsidiaries, on the other hand;

(xi)    Each Contract (including license agreements, coexistence agreements, and agreements with covenants not to sue, but not including non-disclosure agreements, contractor services agreements, consulting services agreements, incidental trademark licenses incident to marketing, printing or advertising Contracts) pursuant to which the Company or any of the Company’s Subsidiaries (A) grants to a third Person the exclusive right to use Intellectual Property of the Company and its Subsidiaries that is material to the business of the Company and its Subsidiaries, taken as a whole, or (B) is granted by a third Person the right to use Intellectual Property that is material to the business of the Company and its Subsidiaries taken as a whole (other than Contracts granting nonexclusive rights to use commercially available off-the-shelf software and Open Source Licenses) (collectively, the Contracts within the scope of this clause (B), the “Material In-Licenses”);

(xii)    Each Contract requiring capital expenditures by the Company or any of the Company’s Subsidiaries after the date of this Agreement in an amount in excess of $750,000 in any calendar year;

(xiii)    Any Contract that grants to any third Person any “most favored nation rights”;

(xiv)    Any Contract that grants to any third Person price guarantees for a period greater than one (1) year from the date of this Agreement and which requires aggregate future payments to the Company and its Subsidiaries in excess of $500,000 in any calendar year;

(xv)    Contracts granting to any Person (other than the Company or its Subsidiaries) a right of first refusal, first offer or similar preferential right to purchase or acquire equity interests in the Company or any of the Company’s Subsidiaries;

(xvi)    Contracts in connection with the waiver, compromise, or settlement of any dispute, claim, litigation or arbitration involving an Action, claim or proceeding in an amount higher than $250,000;

(xvii)    Contracts with a Governmental Authority or sole-source supplier of any product or service (other than utilities), in each case involving payments of an amount higher than $375,000;

(xviii)    the Panama Transaction Documents; and

(xix)    Any outstanding written commitment to enter into any Contract of the type described in subsections (i) through (xv) of this Section 5.13(a).

(b)    Except for any Contract that will terminate upon the expiration of the stated term thereof prior to the Amalgamation Closing Date, all of the Contracts listed pursuant to Section 5.13(a) in the Company Disclosure Letter are (i) in full force and effect and (ii) represent the legal, valid and binding obligations of the Company or the Subsidiary of the Company party thereto and, to the knowledge of the Company, represent the legal, valid and binding obligations of the counterparties thereto. Except, in each case, where the occurrence of such breach or default or failure to perform would not be material to the business of the Company and its Subsidiaries, taken as a whole, (x) the Company and its Subsidiaries have performed in all respects all respective obligations required to be performed by them to date under such Contracts listed pursuant to Section 5.13(a) and neither the Company, the Company’s Subsidiaries, nor, to the knowledge of the Company, any other party thereto is in breach of or default under any such Contract, (y) during the last twelve (12) months, neither the Company nor any of its Subsidiaries has received any written claim or written notice of termination or breach of or default under any such Contract, and (z) to the knowledge of the Company, no event has occurred which individually or together with other events, has or would reasonably be expected to result in a breach of or a default under any such Contract by the Company or any of its Subsidiaries or, to the knowledge of the Company, any other party thereto (in each case, with or without notice or lapse of time or both).

(c)    There are no conditions to the closing of the transactions contemplated by the Panama SPA other than those expressly set forth in the Panama SPA. The maximum number of Company Ordinary Shares issuable pursuant to the Panama SPA is 636,815 Company Ordinary Shares. The maximum number of PubCo Shares PubCo is obligated to issue under the Panama Call Option Agreement is 5,193,068 PubCo Shares. Other than such Company Ordinary Shares and PubCo Shares, no Equity Securities are required to be issued, granted, or allotted by any Person in connection with the transactions contemplated by the Panama Transaction Documents.

(d)    The copies of the Panama Transaction Documents provided to Acquiror prior to the date of this Agreement are true, accurate and complete.

Section 5.14.    Company Benefit Plans.

(a)    Section 5.14(a) of the Company Disclosure Letter sets forth a complete list, as of the date hereof, of each material Company Benefit Plan. With respect to each material Company Benefit Plan, the Company has made available to Acquiror, to the extent applicable, true, complete and correct copies of (A) such Company Benefit Plan (or, if not in writing, a written summary of its material terms) and, as applicable, all plan documents, trust agreements, insurance Contracts or other funding vehicles and all amendments thereto, (B) the most recent summary plan descriptions, including any summary of material modifications, (C) the most recent annual reports (or equivalent filings or audits required to be made by applicable Law), if any, required by applicable Law to be filed with a Governmental Authority with respect to Taxes in connection with each Company Benefit Plan, (D) the most recent determination or opinion letter, or equivalent materials, from the applicable taxing authority with respect to each Company Benefit Plan, if any, and (E) the most recent actuarial report or other financial statement relating to such Company Benefit Plan.

(b)    Except as set forth on Section 5.14(b) of the Company Disclosure Letter, (i) each Company Benefit Plan has been established, operated, funded, maintained and administered in compliance with its terms and all applicable Laws, including ERISA and the Code, except where failure to comply would not be or reasonably be expected to be material to the Company and its Subsidiaries, taken as a whole; (ii) in all material respects, all contributions required to be made with respect to any Company Benefit Plan on or before the date hereof have been made and all obligations in respect of each Company Benefit Plan as of the date hereof have been accrued and reflected in the Company’s financial statements to the extent required by IFRS; (iii) each Company Benefit Plan which is intended to be qualified within the meaning of Section 401(a) of the Code has received a favorable determination or opinion letter from the IRS as to its qualification or may rely upon an opinion letter for a prototype plan and, to the knowledge of the Company, no fact or event has occurred that would reasonably be expected to adversely affect the qualified status of any such Company Benefit Plan.

(c)    No Company Benefit Plan is a multiemployer pension plan (as defined in Section 3(37) of ERISA) (a “Multiemployer Plan”) or other pension plan that is subject to Title IV of ERISA (“Title IV Plan”), and neither the Company nor any of its ERISA Affiliates has sponsored or contributed to, been required to contribute to, or had any actual or contingent liability under, a Multiemployer Plan or Title IV Plan at any time within the previous six (6) years. Neither the Company nor any of its ERISA Affiliates has incurred any withdrawal liability under Section 4201 of ERISA that has not been fully satisfied.

(d)    With respect to each Company Benefit Plan, no material actions, suits or claims (other than routine claims for benefits in the ordinary course) are pending or, to the knowledge of the Company, threatened, and to the knowledge of the Company, no facts or circumstances exist that would reasonably be expected to give rise to any such material actions, suits or claims.

(e)    No Company Benefit Plan provides medical, surgical, hospitalization, death or similar benefits (whether or not insured) for employees or former employees of the Company or any Subsidiary for periods extending beyond the cessation of their employment with the Company or any Subsidiary (as the case may be) for any reason, other than (i) coverage mandated by applicable Law, (ii) death benefits under any “pension plan,” or (iii) benefits the full cost of which is borne by the current or former employee (or his or her beneficiary).

(f)    No Company Benefit Plan is, and the Company has never sponsored, maintained or contributed to, a U.S. Benefit Plan.

(g)    Except as set forth on Section 5.14(g) of the Company Disclosure Letter, the consummation of the transactions contemplated hereby will not, either alone or in combination with another event (such as termination following the consummation of the transactions contemplated hereby), (i) entitle any current or former employee, officer or other service provider of the Company or any Subsidiary of the Company to any severance pay or any other compensation or benefits payable or to be provided by the Company or any Subsidiary of the Company, (ii) accelerate the time of payment, funding or vesting, or increase the amount of compensation or benefits due to any such employee, officer or other individual service provider by the Company or a Subsidiary of the Company, or (iii) accelerate the vesting and/or settlement of any Restricted Stock Unit Award.

(h)    The consummation of the transactions contemplated hereby will not, either alone or in combination with another event, result in any “excess parachute payment” under Section 280G of the Code (or any corresponding provision of state, local, or non-U.S. Tax Law). No Company Benefit Plan provides for a Tax gross-up, make whole or similar payment with respect to the Taxes imposed under Sections 409A or 4999 of the Code.

(i)    All Company Options and Restricted Stock Unit Awards have been granted in accordance with the terms of the Company Incentive Plans. The Company has made available to Acquiror accurate and complete copies of (i) the Company Incentive Plans, (ii) the forms of standard award agreement under the Company Incentive Plans and (iii) a list of all outstanding equity and equity-based awards granted under any Company Incentive Plans, together with the material terms thereof (including, but not limited to, grant date, exercise price, vesting terms, form of award, expiration date, and number of shares underlying such award). The treatment of the

Company Options and Restricted Stock Unit Awards under this Agreement does not violate the terms of the Company Incentive Plans or any Contract governing the terms of such awards and will not cause adverse Tax consequences under Section 409A of the Code.

Section 5.15.    Labor Relations; Employees.

(a)    Except as set forth on Section 5.15(a) of the Company Disclosure Letter, (i) neither the Company nor any of its Subsidiaries is a party to or bound by any collective bargaining agreement, or any similar agreement, (ii) no such agreement is being negotiated by the Company or any of the Company’s Subsidiaries, and (iii) no labor union or any other employee representative body has requested or, to the knowledge of the Company, has sought to represent any of the employees of the Company or its Subsidiaries in the past three (3) years. In the past three (3) years, to the knowledge of the Company, there has been no labor organization activity involving any employees of the Company or any of its Subsidiaries and there has been no actual or, to the knowledge of the Company, threatened strike, slowdown, work stoppage, lockout or other labor dispute against or affecting the Company or any Subsidiary of the Company, in each case except as would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

(b)    Each of the Company and its Subsidiaries are, and have been for the past three (3) years, in compliance with all applicable Laws respecting labor and employment including, but not limited to, all Laws respecting terms and conditions of employment, health and safety, wages and hours, holiday pay and the calculation of holiday pay, working time, employee classification (with respect to both exempt vs. non-exempt status and employee vs. independent contractor and worker status), child labor, immigration, employment discrimination, disability rights or benefits, equal opportunity and equal pay, plant closures and layoffs, affirmative action, workers’ compensation, labor relations, employee leave issues, unemployment insurance and contributions required to be made with respect to any statutory plan, program, practice or arrangement that is required under applicable law and maintained by any Governmental Authority, except where the failure to comply would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

(c)    Except where it would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, in the past three (3) years, the Company and its Subsidiaries have not received (i) notice of any unfair labor practice charge or material complaint pending or threatened before the National Labor Relations Board or any other Governmental Authority against them, (ii) notice of any complaints, grievances or arbitrations arising out of any collective bargaining agreement or any other material complaints, grievances or arbitration procedures against them, (iii) notice of any material charge or complaint with respect to or relating to them pending before the Equal Employment Opportunity Commission or any other Governmental Authority responsible for the prevention of unlawful employment practices, (iv) notice of the intent of any Governmental Authority responsible for the enforcement of labor, employment, wages and hours of work, child labor, immigration, or occupational safety and health Laws to conduct an investigation with respect to or relating to them or notice that such investigation is in progress, or (v) notice of any complaint, lawsuit or other proceeding pending or threatened in any forum by or on behalf of any present or former employee of such entities, any applicant for employment or classes of the foregoing alleging breach of any express or implied Contract of employment, any applicable Law governing employment or the termination thereof or other discriminatory, wrongful or tortious conduct in connection with the employment relationship.

(d)    To the knowledge of the Company, no present or former employee, worker or independent contractor of the Company or any of the Company’s Subsidiaries’ is in material violation of (i) any restrictive covenant, nondisclosure obligation or fiduciary duty to the Company or any of the Company’s Subsidiaries or (ii) any restrictive covenant or nondisclosure obligation to a former employer or engager of any such individual relating to (A) the right of any such individual to work for or provide services to the Company or any of the Company’s Subsidiaries’ or (B) the knowledge or use of trade secrets or proprietary information, in each case except as would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

(e)    Neither the Company nor any of the Company’s Subsidiaries is party to a settlement agreement with a current or former officer, employee or independent contractor of the Company or any of the Company’s Subsidiaries that involves allegations relating to sexual harassment, sexual misconduct or discrimination by either (i) an officer of the Company or any of the Company’s Subsidiaries or (ii) an employee of the Company or any of the Company’s Subsidiaries at the level of Director (for the avoidance of doubt, such title does not refer to a member of the board of directors) or above. To the knowledge of the Company, in the last three (3) years, no allegations of sexual harassment, sexual misconduct or discrimination have been made against (i) an officer of the Company or any of the Company’s Subsidiaries or (ii) an employee of the Company or any of the Company’s Subsidiaries at the level of Director (for the avoidance of doubt, such title does not refer to a member of the board of directors) or above, in each case except as would not be or reasonably be expected to be, individually or in the aggregate, material to the Company and its Subsidiaries, taken as a whole.

(f)    In the past three (3) years, the Company and its Subsidiaries have not engaged in layoffs, furloughs or employment terminations sufficient to trigger application of the Workers’ Adjustment and Retraining Notification Act or any similar state or local law relating to group terminations where any material liability remains outstanding. Since January 1, 2020, the Company and its Subsidiaries have not engaged in layoffs, furloughs, employment terminations (other than for cause) or effected any broad-based salary or other compensation or benefits reductions, in each case, whether temporary or permanent. The Company, taken as a whole with its Subsidiaries, has sufficient employees to operate the business of the Company and its Subsidiaries as currently conducted.

Section 5.16.    Taxes.

(a)    All material Tax Returns required to be filed by or with respect to the Company or any of its Subsidiaries have been timely filed (taking into account any applicable extensions), all such Tax Returns (taking into account all amendments thereto) are true, correct and complete in all material respects, and all material Taxes due and payable (whether or not shown on any Tax Return) have been paid.

(b)    The Company and each of its Subsidiaries have withheld from amounts owing to any employee, creditor or other Person all material Taxes required by Law to be withheld, paid over to the proper Governmental Authority in a timely manner all such withheld amounts required to have been so paid over and complied in all material respects with all applicable withholding and related reporting requirements with respect to such Taxes.

(c)    There are no Liens for Taxes (other than Permitted Liens) upon the property or assets of the Company or any of its Subsidiaries.

(d)    No claim, assessment, deficiency or proposed adjustment for any material amount of Tax has been asserted in writing or assessed by any Governmental Authority against the Company or any of its Subsidiaries that remains unresolved or unpaid.

(e)    There is no material Tax audit or other examination of the Company or any of its Subsidiaries presently in progress with respect to any material Taxes, nor has the Company or any of its Subsidiaries been notified in writing of any request or threat for such an audit or other examination, and there are no waivers, extensions or written requests for any waivers or extensions of any statute of limitations currently in effect with respect to any material Taxes of the Company or any of its Subsidiaries.

(f)    Neither the Company nor any of its Subsidiaries has made a request for or entered into a closing agreement, private letter ruling, advance tax ruling or similar agreement with any Governmental Authority with respect to Taxes. Neither the Company nor any of its Subsidiaries has made a change of any method of accounting with respect to any Taxes.

(g)    Neither the Company nor any of its Subsidiaries is a party to any Tax indemnification or Tax sharing or similar Tax agreement (other than any such agreement solely between the Company and its existing Subsidiaries and customary commercial Contracts (or Contracts entered into in the ordinary course of business) not primarily related to Taxes).

(h)    Neither the Company nor any of its Subsidiaries has been a party to any transaction treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

(i)    Neither the Company nor any of its Subsidiaries (i) is liable for Taxes of any other Person (other than the Company and its Subsidiaries) under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts (or Contracts entered into in the ordinary course of business) not primarily related to Taxes) or (ii) has ever been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state or local income Tax purposes, other than a group the common parent of which was or is the Company or any of its Subsidiaries.

(j)    Within the past three (3) years, no written claim has been made by any Governmental Authority where the Company or any of its Subsidiaries does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

(k)    Neither the Company nor any of its Subsidiaries has participated in a “listed transaction” within the meaning of Treasury Regulation 1.6011-4(b)(2).

(l)    The Company has not been, is not, and immediately prior to the Amalgamation Effective Time will not be, treated as an “investment company” within the meaning of Section 368(a)(2)(F) of the Code.

(m)    Except as contemplated by this Agreement and the Transactions contemplated hereby, neither the Company nor any of its Subsidiaries has taken any action or agreed to take any action, nor to the knowledge of the Company or any of its Subsidiaries are there any facts or circumstances, that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.

Section 5.17.    Insurance. Section 5.17 of the Company Disclosure Letter contains a list of, as of the date hereof, all material policies or binders of property, fire and casualty, product liability, workers’ compensation, and other forms of insurance held by, or for the benefit of, the Company or any of the Company’s Subsidiaries as of the date of this Agreement. True, correct and complete copies of such insurance policies as in effect as of the date hereof have previously been made available to Acquiror. All such policies are in full force and effect, all premiums due have been paid, and no notice of cancellation or termination has been received by the Company or any of the Company’s Subsidiaries with respect to any such policy. Except as disclosed on Section 5.17 of the Company Disclosure Letter, no insurer has denied or disputed coverage of any material claim under an insurance policy during the last two (2) years.

Section 5.18.    Licenses. The Company and its Subsidiaries have obtained, and maintain, all of the material Licenses required to permit the Company and its Subsidiaries to acquire, originate, own, operate, use and maintain their assets substantially in the manner in which they are now operated and maintained and to conduct the business of the Company and its Subsidiaries as currently conducted in all material respects. Each material License held by the Company or any of the Company’s Subsidiaries is in full force and effect. Neither the Company nor any of its Subsidiaries (a) is in default or violation (and no event has occurred which, with notice or the lapse of time or both, would constitute a material default or violation) of any term, condition or provision of any material License to which it is a party, (b) is or has been the subject of any pending or threatened Action by a Governmental Authority seeking the revocation, suspension, termination, modification, or impairment of any material License; or (c) has received any notice that any Governmental Authority that has issued any material License intends to cancel, terminate, or not renew any such material License, except to the extent such material License may be amended, replaced, or reissued as a result of and as necessary to reflect the transactions contemplated hereby, or as otherwise disclosed in Section 5.18 of the Company Disclosure Letter. Section 5.18 of the Company Disclosure Letter sets forth a true, correct and complete list of all material Licenses held by the Company or its Subsidiaries.

Section 5.19.    Equipment and Other Tangible Property. The Company or one of its Subsidiaries owns and has good title to, and has the legal and beneficial ownership of or a valid leasehold interest in or right to use by license or otherwise, all material machinery, equipment and other material tangible property reflected on the books of the Company and its Subsidiaries as owned by the Company or one of its Subsidiaries, free and clear of all Liens other than Permitted Liens. All material personal property and leased personal property assets of the Company and its Subsidiaries are, to the knowledge of the Company, structurally sound and in good operating condition and repair (ordinary wear and tear expected) and are suitable for their present use.

Section 5.20.    Real Property. Section 5.20 of the Company Disclosure Letter sets forth a true, correct and complete list, as of the date of this Agreement, of (w) the street address of each parcel of Leased Real Property, (x) the identity of the lessor, lessee and current occupant (if different from lessee) of each such parcel of Leased Real Property, (y) the term and rental payment amounts pertaining to each such parcel of Leased Real Property and (z) the current use of each such parcel of Leased Real Property. Neither the Company nor its Subsidiaries owns any real property. Except as would not be or reasonably be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, with respect to each parcel of Leased Real Property:

(a)    The Company or one of its Subsidiaries holds a good and valid leasehold estate in such Leased Real Property, free and clear of all Liens, except for Permitted Liens.

(b)    The Company and its Subsidiaries have delivered to Acquiror true, correct and complete copies of all leases, lease guaranties, subleases, agreements for the leasing, use or occupancy of, or otherwise granting a right in and to the Leased Real Property by or to the Company or any of its Subsidiaries, including all amendments, terminations and modifications thereof (collectively, the “Real Property Leases”), and none of such Real Property Leases has been modified in any material respect, except to the extent that such modifications have been disclosed by the copies delivered to Acquiror.

(c)    The Company’s and its Subsidiaries’, as applicable, possession and quiet enjoyment of the Leased Real Property under such Real Property Leases has not been materially disturbed and, to the knowledge of the Company, there are no material disputes with respect to such Real Property Leases.

(d)    To the knowledge of the Company, no party, other than the Company or its Subsidiaries, has any right to use or occupy the Leased Real Property or any portion thereof.

(e)    Neither the Company nor any of its Subsidiaries has received written notice of any condemnation proceeding or proposed similar Action or agreement for taking in lieu of condemnation with respect to any portion of the Leased Real Property. No material defaults by (A) the Company or its Subsidiaries or (B) to the knowledge of the Company, any landlord or sub-landlord, as applicable, presently exists under any Real Property Lease.

Section 5.21.    Intellectual Property.

(a)    Section 5.21(a) of the Company Disclosure Letter lists each item of material Intellectual Property that is registered or applied-for with a Governmental Authority and is owned by the Company or any of the Company’s Subsidiaries as of the date of this Agreement (“Company Registered Intellectual Property”), and material proprietary software owned by the Company or one of the Company’s Subsidiaries. The Company or one of the Company’s Subsidiaries is the sole and exclusive beneficial and record owner of all of the items of Company Registered Intellectual Property, and, to the knowledge of the Company, all such Company Registered Intellectual Property is subsisting and is valid and enforceable.

(b)    Except as would not be expected to be material to the Company and its Subsidiaries, taken as a whole, the Company or one of its Subsidiaries owns, free and clear of all Liens (other than Permitted Liens), or has a valid right to use, all Intellectual Property reasonably necessary or material for the continued conduct of the business of the Company and its Subsidiaries in substantially the same manner as such business has been operated during the twelve (12) months prior to the date hereof.

(c)    In respect of any Material In-Licenses granting the Company or any of its Subsidiaries the right to use any Intellectual Property reasonably necessary for the continued conduct of the business of the Company and its Subsidiaries in substantially the same manner as such business has been operated during the twelve (12) months prior to the date hereof (including all amendments, novations, supplements or replacements to such Material In-Licenses), to the knowledge of the Company: (i) such Material In-Licenses are in full force and effect, with no termination notice having been received by the Company or any of its Subsidiaries thereunder; (ii) to the knowledge of the Company, no circumstances exist or have existed which entitle the licensor party to terminate or vary such Material In-Licenses; and (iii) the material obligations of the Company and its Subsidiaries under such Material In-Licenses have been complied with; in each case except as would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

(d)    The Company and its Subsidiaries have not, within the last three (3) years, infringed upon, misappropriated or otherwise violated and, as of the date of this Agreement, are not infringing upon, misappropriating or otherwise violating any Intellectual Property of any third Person, and there is no action pending to which the Company or any of the Company’s Subsidiaries is a named party, or as to which the Company or any of its Subsidiaries has received a threat in writing, alleging the Company’s or its Subsidiaries’ infringement, misappropriation or other violation of any Intellectual Property of any third Person, in each case except as would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole.

(e)    Except as set forth on Section 5.21(e) of the Company Disclosure Letter, to the knowledge of the Company (i) no Person is infringing upon, misappropriating or otherwise violating any material Intellectual Property of the Company or any of the Company’s Subsidiaries in any material respect, and (ii) the Company and its Subsidiaries have not sent to any Person within the last three (3) years any written notice, charge, complaint, claim or other written assertion against such third Person claiming infringement or violation by or misappropriation of any Intellectual Property of the Company or any of the Company’s Subsidiaries.

(f)    The Company and its Subsidiaries have taken commercially reasonable measures to protect the confidentiality of trade secrets and other confidential information included in their Intellectual Property that are material to the business of the Company and its Subsidiaries, taken as a whole. To the knowledge of the Company, there has not been any unauthorized disclosure of or unauthorized access to any material trade secrets or other material confidential information of the Company or any of the Company’s Subsidiaries to or by any Person in a manner that has resulted or may result in the misappropriation of, or loss of trade secret or other rights in and to such information.

(g)    No government funding, nor any facilities of a university, college, other educational institution or research center, was used in the development of the material Intellectual Property owned by the Company or any of the Company’s Subsidiaries and used in connection with the business.

(h)    With respect to the software used or held for use in the business of the Company and its Subsidiaries, to the knowledge of the Company, no such software contains any undisclosed or hidden device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or any “back door,” “time bomb”, “Trojan horse,” “worm,” “drop dead device,” or other malicious code or routines that permit unauthorized access or the unauthorized disablement or erasure of such or other software or information or data (or any parts thereof) of the Company or its Subsidiaries or customers of the Company and its Subsidiaries.

(i)    The Company’s and its Subsidiaries’ use and distribution of (i) software developed by or on behalf of the Company or any Subsidiary, and (ii) Open Source Materials, is, to the knowledge of the Company, in material compliance with all Open Source Licenses applicable thereto. Neither the Company nor any Subsidiary has used any Open Source Materials in a manner that requires any material software or Intellectual Property owned by the Company or any of the Company’s Subsidiaries to be subject to Copyleft Licenses.

Section 5.22.    Privacy and Cybersecurity.

(a)    The Company and its Subsidiaries maintain and are in compliance with, and during the last three (3) years have maintained and been in compliance with, (i) all applicable Laws relating to the privacy and/or security of personal information, (ii) the Company’s and its Subsidiaries’ posted or publicly facing privacy policies, and (iii) the Company’s and its Subsidiaries’ contractual obligations concerning cybersecurity, data security and the security of the Company’s and each of its Subsidiaries’ information technology systems, in each case of (i)-(iii) above, other than any non-compliance that, individually or in the aggregate, has not been or would not reasonably be expected to be material to the Company and its Subsidiaries taken as a whole. There are no material Actions by any Person (including any Governmental Authority) pending to which the Company or any of the Company’s Subsidiaries is a named party, or as to which the Company or any of its Subsidiaries has received a threat in writing, alleging a violation of any third Person’s privacy or personal information rights.

(b)    During the last three (3) years (i) there have been, no material breaches of the security of the information technology systems of the Company and its Subsidiaries, and (ii) there have been no disruptions in any information technology systems that materially adversely affected the Company’s and its Subsidiaries’ business or operations. The Company and its Subsidiaries take commercially reasonable and legally compliant measures designed to protect confidential, sensitive or personally identifiable information in its possession or control against unauthorized access, use, modification, disclosure or other misuse, including through administrative, technical and physical safeguards. To the knowledge of the Company, neither the Company nor any Subsidiary of the Company has (A) experienced any incident in which such information was stolen or improperly accessed, including in connection with a breach of security, or (B) received any written notice or complaint from any Person with respect to any of the foregoing, nor to the knowledge of the Company has any such notice or complaint been threatened in writing against the Company or any of the Company’s Subsidiaries.

Section 5.23.    Environmental Matters. The Company and its Subsidiaries are and, except for matters which have been fully resolved, have been in material compliance with all Environmental Laws and neither the Company nor any of its Subsidiaries is subject to any current Governmental Order relating to any material non-compliance with Environmental Laws, in each case except as would not be or reasonably be expected to be, individually or in the aggregate, material to the business of the Company and its Subsidiaries, taken as a whole. There has been no material release of any Hazardous Materials by the Company or its Subsidiaries at, in, on or under any Leased Real Property or in connection with the Company’s and its Subsidiaries’ operations off-site of the Leased Real Property. No material Legal Proceeding is pending or, to the knowledge of the Company, threatened with respect to the Company’s and its Subsidiaries’ compliance with or liability under Environmental Laws, and, to the knowledge of the Company, there are no facts or circumstances which could reasonably be expected to form the basis of such a Legal Proceeding.

Section 5.24.    Absence of Changes. Since the date of the most recent statement of financial position included in the Audited Financial Statements, (i) there has not been any Company Material Adverse Effect; and (ii) except as set forth in Section 5.24 of the Company Disclosure Letter, the Company has, in all material respects, conducted its business and operated its properties in the ordinary course of business consistent with past practice.

Section 5.25.    Anti-Corruption Compliance.

(a)    Neither the Company nor its Subsidiaries, nor any of their directors or officers, nor to the knowledge of the Company, any of the Company or its Subsidiaries’ respective, employees, agents,

Representatives or other Persons acting for or on behalf of the Company or any of its Subsidiaries has, in the past four (4) years: (i) made any bribe, influence payment, kickback, payoff, benefits or any other type of payment (whether tangible or intangible) that would be unlawful under any applicable anti-bribery or anticorruption (governmental or commercial) laws (including, for the avoidance of doubt, any guiding, detailing or implementing regulations), including Laws that prohibit the corrupt payment, offer, promise or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any Government Official or commercial entity to obtain a business advantage such as the Foreign Corrupt Practices Act of 1977, as amended, or the U.K. Bribery Act 2010 (collectively, “Anticorruption Laws”); (ii) been in violation of any Anticorruption Law, offered, paid, promised to pay, or authorized any payment or transfer of anything of value, directly or indirectly, to any person for the purpose of (A) influencing any act or decision of any Government Official in his official capacity, (B) inducing a Government Official to do or omit to do any act in relation to his lawful duty, (C) securing any improper advantage, (D) inducing a Government Official to influence or affect any act, decision or omission of any Governmental Authority, or (E) assisting the Company or any of its Subsidiaries, or any agent or any other Person acting for or on behalf of the Company or any of its Subsidiaries, in obtaining or retaining business for or with, or in directing business to, any Person; or (iii) accepted or received any contributions, payments, gifts, or expenditures that would be unlawful under any Anticorruption Law.

(b)    Each of the Company and its Subsidiaries has instituted and maintains policies and procedures reasonably designed to ensure compliance in all material respects with the Anti-Bribery Laws.

(c)    As of the date hereof, to the knowledge of the Company, there are no current or pending internal investigations, or third-party investigations (including by any Governmental Authority), or internal or external audits, that address any material allegations or information concerning possible material violations of the Anti-Bribery Laws related to the Company or any of the Company’s Subsidiaries.

Section 5.26.    Anti-Money Laundering, Sanctions and International Trade Compliance.

(a)    The Company and its Subsidiaries, and to the knowledge of the Company, each of their respective directors, officers, employees, agents, Representatives and other Persons acting on behalf of the Company or any of the Company’s Subsidiaries (i) are, and have been for the past four (4) years, in compliance with all applicable Anti-Money Laundering Laws, Sanctions, and International Trade Laws, and (ii) have obtained all required licenses, consents, notices, waivers, approvals, orders, registrations, declarations, or other authorizations from, and have made any material filings with, any applicable Governmental Authority for all activities and transactions, including for the import, export, re-export, deemed export, deemed reexport, or transfer required under the International Trade Laws and Sanctions and the provision of financial services required under Anti-Money Laundering Laws. There are and have for the past four (4) years been no pending or, to the knowledge of the Company, threatened, claims, complaints, charges, investigations, voluntary disclosures or Legal Proceedings against the Company or any of the Company’s Subsidiaries related to any Anti-Money Laundering Laws, Sanctions, or International Trade Laws.

(b)    Neither the Company nor any of its Subsidiaries nor any of their respective directors or officers, nor to the knowledge of the Company, any employees, agents, Representatives or other Persons acting on behalf of the Company or any of the Company’s Subsidiaries, (i) is, or has during the past four (4) years, been a Sanctioned Person or a Restricted Person, or (ii) has transacted business directly or indirectly with any Sanctioned Person or Restricted Person or with or in any Sanctioned Jurisdiction, in each case in violation of applicable Sanctions or International Trade Laws.

(c)    The Company and its Subsidiaries have in place written policies, procedures, controls, and systems designed to ensure compliance with all applicable Anti-Money Laundering Laws, Sanctions and International Trade Laws.

Section 5.27.    Proxy/ Registration Statement. The information supplied by the Company or its Subsidiaries (including, for the avoidance of doubt, any information related to Project Panama, the Panama Group or the Panama Target Financial Statements) in writing specifically for inclusion in the Proxy/Registration Statement shall not, at (a) the time the Proxy/Registration Statement is filed in accordance with Rule 424(b) and/or pursuant to Section 14A or declared effective, (b) the time the Proxy/Registration Statement (or any amendment thereof or supplement thereto) is first mailed to (i) the Acquiror Shareholders and (ii) the Company Shareholders, and (c) the time of (i) the Acquiror Shareholders’ Meeting and (ii) the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 5.28.    Vendors.

(a)    Section 5.28(a) of the Company Disclosure Letter sets forth, as of the date of this Agreement, the top 20 vendors based on the aggregate Dollar value of the Company’s and its Subsidiaries’ transaction volume with such counterparty during the trailing twelve months for the period ending December 31, 2020 (the “Top Vendors”).

(b)    Except as set forth on Section 5.28(b) of the Company Disclosure Letter, none of the Top Vendors has, as of the date of this Agreement, informed in writing any of the Company or any of the Company’s Subsidiaries that it will, or, to the knowledge of the Company, has threatened to, terminate, cancel, or materially limit or materially and adversely modify any of its existing business with the Company or any of the Company’s Subsidiaries (other than due to the expiration of an existing contractual arrangement), and to the knowledge of the Company, none of the Top Vendors is, as of the date of this Agreement, otherwise involved in or threatening a material dispute against the Company or its Subsidiaries or their respective businesses.

Section 5.29.    Government Contracts. Except as set forth in Section 5.29 of the Company Disclosure Letter, the Company is not party to (a) any Contract, including an individual task order, delivery order, purchase order, basic ordering agreement, letter Contract or blanket purchase agreement between the Company or any of its Subsidiaries, on one hand, and any Governmental Authority, on the other hand, or (b) any subcontract or other Contract by which the Company or one of its Subsidiaries has agreed to provide goods or services through a prime contractor directly to a Governmental Authority that is expressly identified in such subcontract or other Contract as the ultimate consumer of such goods or services.

Section 5.30.    Sufficiency of Assets. Except as would not be expected to be material to the business of the Company and its Subsidiaries, taken as a whole, the tangible and intangible assets owned, licensed or leased by the Company and its Subsidiaries constitute all of the assets reasonably necessary for the continued conduct of the business of the Company and its Subsidiaries after the Amalgamation Closing in the ordinary course.

Section 5.31.    Investment Company. The Company is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act.

Section 5.32.    Investigation. Notwithstanding anything contained in this Agreement, each of the Company, its Subsidiaries and Company Shareholders has made its own investigation of Acquiror and acknowledges that neither Acquiror nor any of its equityholders, partners, members and Representatives, including Sponsor and its Affiliates, is making any representation or warranty whatsoever, express or implied, other than those expressly given by Acquiror in Article VI.

Section 5.33.    Brokers’ Fees. Except as set forth on Section 5.33 of the Company Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated hereby based upon arrangements made by the Company, any of the Company’s Subsidiaries’ or any of their Affiliates with respect to which Acquiror, PubCo, Amalgamation Sub, the Company or any of the Company’s Subsidiaries has any obligation.

Section 5.34.    No Additional Representations or Warranties. Except as provided in this Agreement, this Article V and Section 13.1, neither the Company, nor any of its Affiliates, nor any of their respective directors, commissioners, managers, officers, employees, equityholders, partners, members or Representatives has made, or is making, any representation or warranty whatsoever to Acquiror or its Affiliates and no such party shall be liable in respect of the accuracy or completeness of any information provided to Acquiror or its Affiliates.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF ACQUIROR

Except as set forth in (a) any Acquiror SEC Filings filed or submitted on or prior to the date hereof (excluding (i) any disclosures in any risk factors section that do not constitute statements of fact or factual matters, disclosures in any forward-looking statements disclaimer and other disclosures that are generally cautionary, predictive or forward-looking in nature and (ii) any exhibits or other documents appended thereto) (it being acknowledged that nothing disclosed in such Acquiror SEC Filings will be deemed to modify or qualify the representations and warranties set forth in Section 6.8, Section 6.12 or Section 6.15), (b) the disclosure letter delivered by Acquiror to the Company (the “Acquiror Disclosure Letter”) on the date of this Agreement (each section of which, subject to Section 13.10, qualifies the correspondingly numbered and lettered representations and warranties in this Article VI), and (c) as otherwise explicitly contemplated by this Agreement, Acquiror represents and warrants to the Company as of the date hereof as follows:

Section 6.1.    Acquiror Organization. Acquiror has been duly incorporated, organized or formed and is validly existing as a corporation or exempted company in good standing (or equivalent status, to the extent that such concept exists) under the Laws of its jurisdiction of incorporation, organization or formation, and has the requisite company power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. The copies of Acquiror’s Governing Documents, as amended to the date of this Agreement, previously delivered by Acquiror to the Company, are true, correct and complete. Acquiror is duly licensed or qualified and in good standing as a foreign corporation or company in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not, individually or in the aggregate, have or reasonably be expected to have, a material adverse effect on Acquiror.

Section 6.2.    Due Authorization.

(a)    Acquiror has all requisite corporate power and authority to (i) execute and deliver this Agreement and the documents contemplated hereby, and (ii) consummate the transactions contemplated hereby and thereby and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been (A) duly and validly authorized and approved by the board of directors of Acquiror and (B) determined by the board of directors of Acquiror as advisable to Acquiror and the Acquiror Shareholders and recommended for approval by the Acquiror Shareholders. No other company proceeding on the part of Acquiror is necessary to authorize this Agreement and the documents contemplated hereby (other than the Acquiror Shareholder Approval). This Agreement has been, and at or prior to the Amalgamation Closing, the other documents contemplated hereby will be, duly and validly executed and delivered by Acquiror, and this Agreement constitutes, and at or prior to the Amalgamation Closing, the other documents contemplated hereby will constitute, a legal, valid and binding obligation of Acquiror, enforceable against Acquiror in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

(b)    Assuming that a quorum (as determined pursuant to Acquiror’s Governing Documents) is present:

(i)    the Transaction Proposal identified in clause (A) of Section 10.2(a)(i) shall require approval by special resolution (as defined in the Cayman Companies Act) of the Acquiror’s Shareholders (which requires an affirmative vote of the holders of at least two-thirds of the issued and out outstanding Acquiror Shares entitled to vote, who attend (in person or by proxy) and vote (in person or by proxy) thereupon (as determined in accordance with Acquiror’s Governing Documents)) at a shareholders’ meeting duly called by the board of directors of Acquiror and held for such purpose;

(ii)    each of those Transaction Proposals identified in clauses (B) and (C) of Section 10.2(a)(i), in each case, shall require approval by an Ordinary Resolution (as defined in the Acquiror’s Governing Documents), which requires an affirmative vote of the holders of at least a majority of the issued and outstanding Acquiror Shares entitled to vote who attend (in person or by proxy) and vote (in person or by proxy) thereupon (as determined in accordance with Acquiror’s Governing Documents) at a shareholders’ meeting duly called by the board of directors of Acquiror and held for such purpose;

(c)    The foregoing votes (which include the Acquiror Shareholder Approval) are the only votes of any of Acquiror’s Shares necessary in connection with entry into this Agreement by Acquiror and the consummation of the transactions contemplated hereby, including the Merger Closing and the Amalgamation Closing.

(d)    At a meeting duly called and held, the board of directors of Acquiror has unanimously approved the transactions contemplated by this Agreement as a Business Combination.

Section 6.3.    No Conflict. Subject to the Acquiror Shareholder Approval, the execution and delivery of this Agreement by Acquiror and the other documents contemplated hereby by Acquiror and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with any provision of, or result in the breach of or default under the Governing Documents of Acquiror, (b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or Governmental Order applicable to Acquiror, (c) violate or conflict with any provision of, or result in the breach of, result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which Acquiror is a party or by which Acquiror may be bound, or terminate or result in the termination of any such Contract or (d) result in the creation of any Lien (other than Permitted Liens) upon any of the properties or assets of Acquiror, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing does not or would not, individually or in the aggregate, prevent or materially adversely affect the ability of Acquiror to consummate the Transactions.

Section 6.4.    Litigation and Proceedings. Except as set forth in Section 6.4 of the Acquiror Disclosure Letter, as of the date hereof (a) there are no pending or, to the knowledge of Acquiror, threatened Legal Proceedings against Acquiror or its properties or assets; and (b) there is no outstanding Governmental Order imposed upon Acquiror, nor are any properties or assets of Acquiror or its business bound or subject to any Governmental Order, except, in each case, as would not, individually or in the aggregate, be or reasonably be expected to be material to the business of Acquiror.

Section 6.5.    SEC Filings. Acquiror has timely filed or furnished all statements, prospectuses, registration statements, forms, reports and documents required to be filed by it with the SEC since January 25, 2021, pursuant to the Exchange Act or the Securities Act (collectively, as they have been amended since the time of their filing through the date hereof, the “Acquiror SEC Filings”). Each of the Acquiror SEC Filings, as of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Amalgamation Closing Date, then on the date of such filing), complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act, the Sarbanes-Oxley Act and any rules and regulations promulgated thereunder applicable to the Acquiror SEC Filings. As of the respective date of its filing (or if amended or superseded by a filing prior to the date of this Agreement or the Amalgamation Closing Date, then on the date of such filing), the Acquiror SEC Filings did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. As of the date hereof, there are no outstanding or unresolved comments in comment letters received from the SEC with respect to the Acquiror SEC Filings. To the knowledge of Acquiror, none of the Acquiror SEC Filings filed on or prior to the date hereof is subject to ongoing SEC review or investigation as of the date hereof.

Section 6.6.    Internal Controls; Listing; Financial Statements.

(a)    Except as not required in reliance on exemptions from various reporting requirements by virtue of Acquiror’s status as an “emerging growth company” within the meaning of the Securities Act, as modified by the JOBS Act, Acquiror has established and maintains disclosure controls and procedures (as defined in Rule 13a-15 under the Exchange Act). Such disclosure controls and procedures are designed to (i) ensure that material information relating to Acquiror, including its consolidated Subsidiaries, if any, is made known to Acquiror’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; and (ii) be effective in timely alerting Acquiror’s principal executive officer and principal financial officer to material information required to be included in Acquiror’s periodic reports required under the Exchange Act. Acquiror has established and maintained a system of internal controls over financial reporting (as defined in Rule 13a-15 under the Exchange Act) which is reasonably sufficient to provide reasonable assurance regarding the reliability of Acquiror’s financial reporting and the preparation of Acquiror Financial Statements for external purposes in accordance with GAAP.

(b)    To the knowledge of Acquiror, each director and executive officer of Acquiror has filed with the SEC on a timely basis all statements required by Section 16(a) of the Exchange Act and the rules and regulations promulgated thereunder.

(c)    The Acquiror SEC Filings contain true and complete copies of the audited balance sheet as of December 31, 2020, and statement of operations, cash flow and shareholders’ equity of Acquiror for the period from June 4, 2020 (inception) through December 31, 2020, together with the auditor’s reports thereon (the “Acquiror Financial Statements”). Except as disclosed in the Acquiror SEC Filings or as otherwise set forth on Section 6.6 of the Acquiror Disclosure Letter, the Acquiror Financial Statements (i) fairly present in all material respects the financial position of Acquiror, as at the respective dates thereof, and the results of operations and consolidated cash flows for the respective periods then ended, (ii) were prepared in conformity with GAAP applied on a consistent basis during the periods involved (except as may be indicated therein or in the notes thereto), and (iii) comply in all material respects with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act in effect as of the respective dates thereof. The books and records of Acquiror have been, and are being, maintained in all material respects in accordance with GAAP and any other applicable legal and accounting requirements.

(d)    There are no outstanding loans or other extensions of credit made by Acquiror to any executive officer (as defined in Rule 3b-7 under the Exchange Act) or director of Acquiror. Acquiror has not taken any action prohibited by Section 402 of the Sarbanes-Oxley Act.

(e)    Neither Acquiror nor any director or officer of Acquiror nor, to the knowledge of Acquiror, any employee of Acquiror or Acquiror’s independent auditors has identified or been made aware of (i) any significant deficiency or material weakness in the system of internal accounting controls utilized by Acquiror, (ii) any fraud, whether or not material, that involves Acquiror’s management or other employees who have a role in the preparation of financial statements or the internal accounting controls utilized by Acquiror or (iii) any claim or allegation regarding any of the foregoing.

Section 6.7.    Governmental Authorities; Consents. Assuming the truth and completeness of the representations and warranties of the Company and the Acquisition Entities contained in this Agreement, no consent, waiver, approval or authorization of, or designation, declaration or filing with, or notification to, any Governmental Authority is required on the part of Acquiror with respect to Acquiror’s execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except (a) as otherwise disclosed on Section 6.7 of the Acquiror Disclosure Letter, (b) for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, have, or reasonably be expected to have, a material adverse effect on the ability of Acquiror to enter into and perform its obligations under this Agreement and (c) the filing of the Proxy/Registration Statement with the SEC and (d) the registration of the Plan of Merger and related documentation with the Cayman Registrar and publication of notification of the Merger in the Cayman Islands Government Gazette, in each case in accordance with the Cayman Companies Act.

Section 6.8.    Trust Account. As of the date of this Agreement, Acquiror has at least $299,000,000 in the Trust Account (including, if applicable, an aggregate of approximately $8,715,000 of deferred underwriting commissions and other fees being held in the Trust Account), such monies invested in United States government securities or money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act pursuant to the Investment Management Trust Agreement, dated as of January 25, 2021, between Acquiror and Continental Stock Transfer & Trust Company, as trustee (the “Trustee”) (the “Trust Agreement”). There are no separate Contracts, side letters or other arrangements or understandings (whether written or unwritten, express or implied) that would cause the description of the Trust Agreement in the Acquiror SEC Filings to be inaccurate or that would entitle any Person (other than shareholders of Acquiror holding Acquiror Ordinary Shares initially sold in Acquiror’s initial public offering who shall have elected to redeem their Acquiror Ordinary Shares pursuant to Acquiror’s Governing Documents and the underwriters of Acquiror’s initial public offering with respect to deferred underwriting commissions) to any portion of the proceeds in the Trust Account. Prior to the Amalgamation Closing, none of the funds held in the Trust Account may be released other than to pay Taxes and payments with respect to all Acquiror Share Redemptions. There are no claims or proceedings pending or, to the knowledge of Acquiror, threatened with respect to the Trust Account. Acquiror has performed all material obligations required to be performed by it to date under, and is not in default, in breach or delinquent in performance or any other respect (to the knowledge of Acquiror, claimed or actual) in connection with, the Trust Agreement, and no event has occurred which, with due notice or lapse of time or both, would constitute such a default or breach thereunder. As of the Amalgamation Effective Time, the obligations of Acquiror to dissolve or liquidate pursuant to Acquiror’s Governing Documents shall terminate, and as of the Amalgamation Effective Time, Acquiror shall have no obligation whatsoever pursuant to Acquiror’s Governing Documents to dissolve and liquidate the assets of Acquiror by reason of the consummation of the transactions contemplated hereby (other than use of the funds in the Trust Account for Acquiror Share Redemptions and to pay the underwriters of Acquiror’s initial public offering with respect to deferred underwriting commissions). To the knowledge of Acquiror, as of the date hereof, following the Amalgamation Effective Time, no Acquiror Shareholder shall be entitled to receive any amount in the Trust Account except to the extent such Acquiror Shareholder has exercised an Acquiror Share Redemption. As of the date hereof, assuming the accuracy of the representations and warranties of the Company contained herein and the compliance by the Company with its obligations hereunder, Acquiror does not have any reason to believe that any of the conditions to the use of funds in the Trust Account will not be satisfied or funds available in the Trust Account will not be available to Acquiror on the Amalgamation Closing Date (other than use of the funds in the Trust Account for Acquiror Share Redemptions and to pay the underwriters of Acquiror’s initial public offering with respect to deferred underwriting commissions).

Section 6.9.    Investment Company Act; JOBS Act. Acquiror is not an “investment company” or a Person directly or indirectly “controlled” by or acting on behalf of an “investment company”, in each case within the meaning of the Investment Company Act. Acquiror constitutes an “emerging growth company” within the meaning of the JOBS Act.

Section 6.10.    Absence of Changes. Since December 31, 2020, (a) there has not been any event or occurrence that has, or would reasonably be expected to, individually or in the aggregate, prevent or materially adversely affect the ability of Acquiror to consummate the Transactions and (b) except as set forth in

Section 6.10 of the Acquiror Disclosure Letter, Acquiror has, in all material respects, conducted its business and operated its properties in the ordinary course of business consistent with past practice.

Section 6.11.    No Undisclosed Liabilities. Except for any Acquiror Transaction Expenses, there is no liability, debt or obligation of or claim or judgment against Acquiror (whether direct or indirect, absolute or contingent, accrued or unaccrued, known or unknown, liquidated or unliquidated, or due or to become due), except for liabilities and obligations (a) reflected or reserved for on the financial statements or disclosed in the notes thereto included in Acquiror SEC Filings, (b) that have arisen since the date of the most recent balance sheet included in the Acquiror SEC Filings in the ordinary course of business of Acquiror, or (c) which would not be, or would not reasonably be expected to be, material to the business of Acquiror.

Section 6.12.    Capitalization of Acquiror.

(a)    As of the date of this Agreement, the authorized share capital of Acquiror consists of (i) 200,000,000 Acquiror Class A Ordinary Shares, 29,900,000 of which are issued and outstanding as of the date of this Agreement, (ii) 20,000,000 Acquiror Class B Ordinary Shares, of which 7,475,000 shares are issued and outstanding as of the date of this Agreement, and (iii) 1,000,000 preferred shares of par value $0.0001 each, of which no shares are issued and outstanding as of the date of this Agreement ((i), (ii) and (iii) collectively, the “Acquiror Shares”). The foregoing represents all of the issued and outstanding Acquiror Shares as of the date of this Agreement. All issued and outstanding Acquiror Shares (i) have been duly authorized and validly issued and are fully paid and non-assessable; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) Acquiror’s Governing Documents, and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, Acquiror’s Governing Documents or any Contract to which Acquiror is a party or otherwise bound.

(b)    As of the date of this Agreement, 12,960,000 Acquiror Warrants are issued and outstanding. The Acquiror Warrants are not exercisable until thirty (30) days after the closing of a Business Combination. All outstanding Acquiror Warrants (i) have been duly authorized and validly issued and constitute valid and binding obligations of Acquiror, enforceable against Acquiror in accordance with their terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity; (ii) have been offered, sold and issued in compliance with applicable Law, including federal and state securities Laws, and all requirements set forth in (1) Acquiror’s Governing Documents and (2) any other applicable Contracts governing the issuance of such securities; and (iii) are not subject to, nor have they been issued in violation of, any purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of any applicable Law, Acquiror’s Governing Documents or any Contract to which Acquiror is a party or otherwise bound. Except for the Acquiror’s Governing Documents and this Agreement, there are no outstanding Contracts of Acquiror to repurchase, redeem or otherwise acquire any Acquiror Shares.

(c)    Except as set forth in this Section 6.12 or as contemplated by this Agreement or the other documents contemplated hereby, Acquiror has not granted any outstanding options, warrants, rights or other securities convertible, exercisable or exchangeable for Acquiror Shares, or any other commitments or agreements providing for the issuance of additional shares, the sale of treasury shares, for the repurchase or redemption of any Acquiror Shares or the value of which is determined by reference to the Acquiror Shares, and there are no Contracts of any kind which may obligate Acquiror to issue, purchase, redeem or otherwise acquire any of its Acquiror Shares.

(d)    Acquiror has no Subsidiaries, and does not own, directly or indirectly, any equity interests or other interests or investments (whether equity or debt) in any Person, whether incorporated or unincorporated. Acquiror is not party to any Contract that obligates Acquiror to invest money in, loan money to or make any capital contribution to any other Person.

Section 6.13.    Brokers’ Fees. Except for fees described on Section 6.13 of the Acquiror Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated hereby based upon arrangements made by Acquiror or any of its Affiliates.

Section 6.14.    Indebtedness. Except as set forth in Section 6.14 of the Acquiror Disclosure Letter or as permitted by Section 9.4 after the date hereof, Acquiror does not have any Indebtedness exceeding $100,000.

Section 6.15.    Taxes.

(a)    All material Tax Returns required to be filed by or with respect to Acquiror have been timely filed (taking into account any applicable extensions), all such Tax Returns (taking into account all amendments thereto) are true, correct and complete in all material respects and all material Taxes due and payable (whether or not shown on any Tax Return) have been paid.

(b)    Acquiror has withheld from amounts owing to any employee, creditor or other Person all material Taxes required by Law to be withheld, paid over to the proper Governmental Authority in a timely manner all such withheld amounts required to have been so paid over and complied in all material respects with all applicable withholding and related reporting requirements with respect to such Taxes.

(c)    There are no Liens for any material Taxes (other than Permitted Liens) upon the property or assets of Acquiror.

(d)    No claim, assessment, deficiency or proposed adjustment for any material amount of Tax has been asserted in writing or assessed by any Governmental Authority against Acquiror that remains unpaid.

(e)    There is no material Tax audit or other examination of Acquiror presently in progress with respect to any material Taxes, nor has Acquiror been notified in writing of any request or threat for such an audit or other examination, and there are no waivers, extensions or written requests for any waivers or extensions of any statute of limitations currently in effect with respect to any material Taxes of Acquiror.

(f)    The Acquiror has not made a request for or entered into a closing agreement, private letter ruling, advance tax ruling or similar agreement with any Governmental Authority with respect to Taxes. The Acquiror has not made a change of any method of accounting with respect to any Taxes.

(g)    The Acquiror is not a party to any Tax indemnification or Tax sharing or similar Tax agreement (other than any customary commercial Contracts (or Contracts entered into in the ordinary course of business) not primarily related to Taxes).

(h)    The Acquiror has not been a party to any transaction treated by the parties as a distribution of stock qualifying for Tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

(i)    The Acquiror (i) is not liable for Taxes of any other Person under Treasury Regulation Section 1.1502-6 or any similar provision of state, local or foreign Tax Law or as a transferee or successor or by Contract (other than customary commercial Contracts (or Contracts entered into in the ordinary course of business) not primarily related to Taxes) or (ii) has never been a member of an affiliated, consolidated, combined or unitary group filing for U.S. federal, state or local income Tax purposes, other than a group the common parent of which was or is the Acquiror.

(j)    Within the past three (3) years, no written claim has been made by any Governmental Authority where the Acquiror does not file Tax Returns that it is or may be subject to taxation in that jurisdiction.

(k)    The Acquiror has not participated in a “listed transaction” within the meaning of Treasury Regulation 1.6011-4(b)(2).

(l)    Except as contemplated by this Agreement and the Transactions, Acquiror has not taken any action or agreed to take any action, nor to the knowledge of Acquiror are there any facts or circumstances, that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.

Section 6.16.    Business Activities.

(a)    Since formation, Acquiror has not conducted any business activities other than activities related to Acquiror’s initial public offering or directed toward the accomplishment of a Business Combination. Except as set forth in Acquiror’s Governing Documents or as otherwise contemplated by this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, there is no agreement, commitment, or Governmental Order binding upon Acquiror or to which Acquiror is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of Acquiror or any acquisition of property by Acquiror or the conduct of business by Acquiror as currently conducted or as contemplated to be conducted as of the Amalgamation Closing, other than such effects, individually or in the aggregate, which have not been and would not reasonably be expected to be material to Acquiror.

(b)    Except for the transactions contemplated by this Agreement and the other Transaction Documents, Acquiror does not own or have a right to acquire, directly or indirectly, any interest or investment (whether equity or debt) in any corporation, partnership, joint venture, business, trust or other entity. Except for this Agreement and the other Transaction Documents and the transactions contemplated hereby and thereby, Acquiror has no material interests, rights, obligations or liabilities with respect to, and is not party to or bound by, and does not have its assets or property subject to, in each case whether directly or indirectly, any Contract or transaction which is, or would reasonably be interpreted as constituting, a Business Combination.

(c)    Except for this Agreement and the other Transaction Documents to which it is party and the other documents and transactions contemplated hereby and thereby (including with respect to Acquiror Transaction Expenses) and contracts with the underwriters of Acquiror’s initial public offering, Acquiror is not party to any Contract with any other Person that would require payments by Acquiror after the date hereof in excess of $100,000 in the aggregate with respect to any individual Contract (or in the aggregate with any series of related Contracts) other than Working Capital Loans. As of the date of this Agreement, the aggregate amount outstanding under the Working Capital Loans is $2,213,197.

Section 6.17.    Nasdaq Stock Market Quotation. The Acquiror Class A Ordinary Shares are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq Capital Market (“Nasdaq”) under the symbol “BTNB”. Acquiror is in compliance in all material respects with the rules of Nasdaq and there is no Action or proceeding pending or, to the knowledge of Acquiror, threatened against Acquiror by Nasdaq or the SEC with respect to any intention by such entity to deregister the Acquiror Class A Ordinary Shares or terminate the listing of Acquiror Class A Ordinary Shares on Nasdaq. None of Acquiror nor any of its Affiliates or Representatives has taken any action to terminate the registration of the Acquiror Class A Ordinary Shares under the Exchange Act except as expressly contemplated by this Agreement or any other Transaction Document.

Section 6.18.    Proxy/Registration Statement. The information supplied by Acquiror in writing specifically for inclusion in the Proxy/Registration Statement shall not, at (a) the time the Proxy/Registration Statement is filed in accordance with Rule 424(b) and/or pursuant to Section 14A or declared effective, (b) the time the Proxy/Registration Statement (or any amendment thereof or supplement thereto) is first mailed to (i) the Acquiror Shareholders and (ii) the Company Shareholders, and (c) the time of (i) the Acquiror Shareholders’ Meeting and (ii) the Company Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 6.19.    Subscription Agreements On or prior to the date of this Agreement, Acquiror has entered into Subscription Agreements with PIPE Investors and PubCo, pursuant to which, and on the terms and subject to the conditions of which, such PIPE Investors have agreed, in connection with the transactions contemplated hereby, to purchase from PubCo, PubCo Shares for an investment amount of at least $131,930,680 (such amount, the “PIPE Investment Amount”). Such Subscription Agreements are in full force and effect with respect to, and binding on, Acquiror and, to the knowledge of Acquiror, on each PIPE Investor party thereto, in accordance with their terms.

Section 6.20.    No Outside Reliance. Notwithstanding anything contained in this Article VI or any other provision hereof, each of Acquiror and any of its respective directors, managers, officers, employees, equityholders, partners, members or Representatives acknowledge and agree that Acquiror has made its own investigation of the Company and that neither the Company nor any of its Affiliates, agents or Representatives is making any representation or warranty whatsoever, express or implied, other than those expressly given by the Company in Article V, including any implied warranty or representation as to condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of the Company or its Subsidiaries. Without limiting the generality of the foregoing, it is understood that any cost estimates, financial or other projections or other predictions that may be contained or referred to in the Company Disclosure Letter or elsewhere, as well as any information, documents or other materials (including any such materials contained in any “data room” (whether or not accessed by Acquiror or its Representatives) or reviewed by Acquiror pursuant to the Confidentiality Agreement) or management presentations that have been or shall hereafter be provided to Acquiror or any of its Affiliates or Representatives are not and will not be deemed to be representations or warranties of the Company, and no representation or warranty is made as to the accuracy or completeness of any of the foregoing except as may be expressly set forth in Article V of this Agreement. Except as otherwise expressly set forth in this Agreement, Acquiror understands and agrees that any assets, properties and business of the Company and its Subsidiaries are furnished “as is”, “where is” and subject to and except as otherwise provided in the representations and warranties contained in Article  V, with all faults and without any other representation or warranty of any nature whatsoever.

Section 6.21.     No Additional Representation or Warranties. Except as expressly provided in this Article VI, none of Acquiror, any of its Affiliates, or any of their respective directors, managers, officers, employees, shareholders, partners, members or Representatives has made, or is making, any representation or warranty whatsoever to the Company or its Affiliates, and no such party shall be liable in respect of the accuracy or completeness of any information provided to the Company or its Affiliates. Without limiting the foregoing, the Company acknowledges that the Company and its advisors, have made their own investigation of Acquiror and its respective Subsidiaries and, except as provided in this Article VI, are not relying on any representation or warranty whatsoever as to the condition, merchantability, suitability or fitness for a particular purpose or trade as to any of the assets of Acquiror or any of its respective Subsidiaries, the prospects (financial or otherwise) or the viability or likelihood of success of the business of Acquiror and its respective Subsidiaries as conducted after the Amalgamation Closing, as contained in any materials provided by Acquiror or any of its Affiliates or any of their respective directors, officers, employees, shareholders, partners, members or Representatives or otherwise.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF THE ACQUISITION ENTITIES

Except as set forth in the Acquiror Disclosure Letter (each section of which, subject to Section 13.10, qualifies the correspondingly numbered and lettered representations and warranties in this Article VII), each Acquisition Entity represents and warrants to the Company and Acquiror as of the date hereof, on behalf of itself only, as follows (except in the case of Section 7.9, Section 7.10 and Section 7.11, which representations and warranties are made solely by PubCo):

Section 7.1.    Company Organization. Such Acquisition Entity has been duly incorporated, organized or formed and is validly existing as a corporation or exempted company in good standing (or equivalent status, to the extent that such concept exists) under the Laws of its jurisdiction of incorporation, organization or formation, and has the requisite company power and authority to own, lease or operate all of its properties and assets and to conduct its business as it is now being conducted. The copies of such Acquisition Entity’s Governing Documents, as amended to the date of this Agreement, previously delivered by such Acquisition Entity to the Company and Acquiror, are true, correct and complete. Such Acquisition Entity is duly licensed or qualified and in good standing as a foreign corporation or company in all jurisdictions in which its ownership of property or the character of its activities is such as to require it to be so licensed or qualified, except where the failure to be so licensed or qualified would not reasonably be expected to be, individually or in the aggregate, material to such Acquisition Entity.

Section 7.2.    Due Authorization. Such Acquisition Entity has all requisite corporate power and authority to (a) execute and deliver this Agreement and the documents contemplated hereby, and (b) consummate the transactions contemplated hereby and thereby and perform all obligations to be performed by it hereunder and thereunder. The execution and delivery of this Agreement and the documents contemplated hereby and the consummation of the transactions contemplated hereby and thereby have been (i) duly and validly authorized and approved by the board of directors of such Acquisition Entity and (ii) determined by the board of directors of such Acquisition Entity as advisable to such Acquisition Entity and such Acquisition Entity’s shareholders and recommended for approval by such Acquisition Entity’s shareholders. No other company proceeding on the part of such Acquisition Entity is necessary to authorize this Agreement and the documents contemplated hereby. This Agreement has been, and at or prior to the Amalgamation Closing, the other documents contemplated hereby will be, duly and validly executed and delivered by such Acquisition Entity, and this Agreement constitutes, and at or prior to the Amalgamation Closing, the other documents contemplated hereby will constitute, a legal, valid and binding obligation of such Acquisition Entity, enforceable against such Acquisition Entity in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar Laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity.

Section 7.3.    No Conflict. The execution and delivery of this Agreement by such Acquisition Entity and the other documents contemplated hereby by such Acquisition Entity and the consummation of the transactions contemplated hereby and thereby do not and will not (a) violate or conflict with any provision of, or result in the breach of or default under the Governing Documents of such Acquisition Entity, (b) violate or conflict with any provision of, or result in the breach of, or default under any applicable Law or Governmental Order applicable to such Acquisition Entity, (c) violate or conflict with any provision of, or result in the breach of, result in the loss of any right or benefit, or cause acceleration, or constitute (with or without due notice or lapse of time or both) a default (or give rise to any right of termination, cancellation or acceleration) under any Contract to which such Acquisition Entity is a party or by which such Acquisition Entity may be bound, or terminate or result in the termination of any such Contract or (d) result in the creation of any Lien upon any of the properties or assets of such Acquisition Entity, except, in the case of clauses (b) through (d), to the extent that the occurrence of the foregoing does not or would not reasonably be expected to, individually or in the aggregate, prevent or materially adversely affect the ability of such Acquisition Entity to consummate the Transactions.

Section 7.4.    Litigation and Proceedings. As of the date hereof (a) there are no pending or, to the knowledge of such Acquisition Entity, threatened Legal Proceedings against such Acquisition Entity, its properties or assets; and (b) there is no outstanding Governmental Order imposed upon such Acquisition Entity, nor are any properties or assets of such Acquisition Entity or its business bound or subject to any Governmental Order, except, in each case, as would not be, or reasonably be expected to be, material to the business of such Acquisition Entity.

Section 7.5.    Governmental Authorities; Consents. Assuming the truth and completeness of the representations and warranties of the Company and Acquiror contained in this Agreement, no consent, waiver, approval or authorization of, or designation, declaration or filing with, or notification to, any Governmental Authority or other Person is required on the part of such Acquisition Entity with respect to such Acquisition Entity’s execution or delivery of this Agreement or the consummation of the transactions contemplated hereby, except (a) as otherwise set forth on Section 6.7 of the Acquiror Disclosure Letter, (b) for any consents, approvals, authorizations, designations, declarations, waivers or filings, the absence of which would not, individually or in the aggregate, have, or reasonably be expected to have, a material adverse effect on the ability of such Acquisition Entity to enter into and perform its obligations under this Agreement and (c) the filing of the Proxy/Registration Statement with the SEC, the registration of the Plan of Merger and related documentation with the Cayman Registrar and publication of notification of the Merger in the Cayman Islands Government Gazette, in each case in accordance with the Cayman Companies Act and (d) the filing of the Amalgamation Proposal with ACRA and the issuance of the notice of amalgamation by ACRA in respect of the Amalgamation, each in accordance with the Singapore Companies Act.

Section 7.6.    Capitalization of Acquisition Entities. As of the date of this Agreement, (a) the authorized share capital of PubCo consists of 500,000,000 ordinary shares, par value $0.0001 each, one (1) of which is issued and outstanding as of the date of this Agreement, and (b) Amalgamation Sub has an issued and paid-up share capital of SGD1.00 comprising one (1)  ordinary share.

Section 7.7.    Brokers’ Fees. Except for fees described on Section 6.13 of the Acquiror Disclosure Letter, no broker, finder, investment banker or other Person is entitled to any brokerage fee, finders’ fee or other commission in connection with the transactions contemplated hereby based upon arrangements made by such Acquisition Entity.

Section 7.8.    Business Activities. Since formation, such Acquisition Entity has not conducted any business activities other than those directed toward the consummation of the Transactions. Except as set forth in such Acquisition Entity’s Governing Documents or as otherwise contemplated by this Agreement or the other Transaction Documents and the transactions contemplated hereby and thereby, there is no agreement, commitment, or Governmental Order binding upon such Acquisition Entity or to which such Acquisition Entity is a party which has or would reasonably be expected to have the effect of prohibiting or impairing any business practice of such Acquisition Entity or any acquisition of property by such Acquisition Entity or the conduct of business by such Acquisition Entity as currently conducted or as contemplated to be conducted as of the Amalgamation Closing, other than such effects, individually or in the aggregate, which have not been and would not reasonably be expected to be material to such Acquisition Entity.

Section 7.9.    Consideration Shares. The Aggregate Merger Consideration and Aggregate Amalgamation Consideration, when issued in accordance with the terms hereof, shall be duly authorized and validly issued and allotted, fully paid and non-assessable and issued or allotted in compliance with all applicable Law, including state and federal securities Laws, and not subject to, and not issued in violation of, any Lien, purchase option, call option, right of first refusal, preemptive right, subscription right or any similar right under any provision of applicable Law, PubCo’s Governing Documents, or any Contract to which PubCo is a party or otherwise bound.

Section 7.10.    Subscription Agreements. On or prior to the date of this Agreement, PubCo has entered into Subscription Agreements with PIPE Investors and Acquiror, pursuant to which, and on the terms and subject to the conditions of which, such PIPE Investors have agreed, in connection with the transactions contemplated hereby, to purchase from PubCo, PubCo Shares for an aggregate investment amount of at least the PIPE Investment Amount. Such Subscription Agreements are in full force and effect with respect to, and binding on, PubCo and, to the knowledge of PubCo, on each PIPE Investor party thereto, in accordance with their terms.

Section 7.11.    Foreign Private Issuer and Emerging Growth Company. PubCo is and shall be at all times commencing from the date thirty (30) days prior to the first filing of the Proxy/Registration Statement with the SEC through the Amalgamation Closing, (a) a foreign private issuer as defined in Rule 405 under the Securities Act and (b) an “emerging growth company” as that term is defined in the JOBS Act.

Section 7.12.    Intended Tax Treatment. Except as contemplated by this Agreement and the Transactions, such Acquisition Entity has not taken any action or agreed to take any action, nor to the knowledge of such Acquisition Entity are there any facts or circumstances, that could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment.

ARTICLE VIII

COVENANTS OF THE COMPANY

Section 8.1.    Company Conduct of Business. From the date of this Agreement through the earlier of the Amalgamation Closing or valid termination of this Agreement pursuant to Article XII (the “Interim Period”), the Company shall, and shall cause its Subsidiaries to, except (i) as otherwise explicitly contemplated by this Agreement, the other Transaction Documents or the Panama Transaction Documents as in force as of the date hereof and copies of which have been delivered to Acquiror prior to the date hereof, (ii) as required by Law or (iii) as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), (A) use reasonable best efforts to operate its business in the ordinary course consistent with past practice; and (B) comply with its Governing Documents, except solely in the case of any Subsidiary of the Company, where non-compliance by such Subsidiary would not be material to the business of the Company and its Subsidiaries taken as a whole. Without limiting the generality of the foregoing, except as set forth on Section 8.1 of the Company Disclosure Letter or as consented to by Acquiror in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), the Company shall not, and the Company shall cause its Subsidiaries not to, except as otherwise contemplated by this Agreement, the Panama Transaction Documents as in force as of the date hereof or the other Transaction Documents or required by Law:

(a)    change or amend the Governing Documents of the Company or any of the Company’s Subsidiaries, except in the case of any of the Company’s Subsidiaries only, for any such change or amendment made in the ordinary course of business and which is not material to the business of the Company and its Subsidiaries taken as a whole;

(b)    make or declare any dividend or distribution to the shareholders of the Company or make any other distributions in respect of any of the Company Shares or other Equity Securities of the Company;

(c)    (i) split, combine, reclassify, recapitalize or otherwise amend any terms of any shares or series of the Company’s or any of its Subsidiaries’ Equity Securities, except for any such transaction by a wholly-owned Subsidiary of the Company that remains a wholly-owned Subsidiary of the Company after consummation of such transaction; or (ii) amend any term or alter any rights of any of its outstanding Equity Securities;

(d)    purchase, repurchase, redeem or otherwise acquire any issued and outstanding share capital or outstanding Equity Securities of the Company or its Subsidiaries, except for (i) the acquisition by the Company or any of its Subsidiaries of any shares or Equity Securities of the Company or its Subsidiaries in connection with the forfeiture or cancellation of such interests in accordance with the terms of the applicable Company Incentive Plan as in effect on the date hereof and (ii) transactions between the Company and any wholly-owned Subsidiary of the Company or between wholly-owned Subsidiaries of the Company;

(e)    enter into, modify in any material respect or terminate (other than expiration in accordance with its terms) any Contract of a type required to be listed on Section 5.13(a) of the Company Disclosure Letter, other than (i) in the ordinary course of business consistent with past practice or as required by Law or (ii) in connection with the payment or discharge of obligations to creditors of the Company in furtherance of the consummation of the Amalgamation;

(f)    sell, assign, transfer, convey, lease, exclusively license or otherwise dispose of any material tangible assets or properties of the Company or its Subsidiaries, except for (i) dispositions of obsolete or worthless equipment, (ii) transactions among the Company and its wholly-owned Subsidiaries or among its wholly-owned Subsidiaries and (iii) transactions in the ordinary course of business consistent with past practice;

(g)    except (y) as otherwise required by Law or (z) pursuant to the Contracts listed on Section 5.13(a) or Section 5.14(g) of the Company Disclosure Letter, (i) grant any equity or equity based awards or other severance, retention, change in control or termination or similar pay, except in connection with the promotion, hiring or termination of employment of any employee in the ordinary course of business consistent with past practice and pursuant to existing Company Incentive Plans as in effect on the date hereof, (ii) make any change in the key management structure of the Company, including the hiring of additional officers (other than such hiring in the ordinary course of business consistent with past practice) or the termination of existing officers, other than terminations for cause or due to death or disability, (iii) terminate, adopt, enter into or materially amend any Company Benefit Plan, (iv) increase the cash compensation or bonus opportunity of any Key Executive, officer or director except in the ordinary course of business consistent with past practice and pursuant to existing Company Benefit Plans as in effect on the date hereof, (v) establish any trust or take any other action to secure the payment of any compensation payable by the Company or any of the Company’s Subsidiaries or (vi) except in the ordinary course of business consistent with past practice, take any action to amend or waive any performance or vesting criteria or to accelerate the time of payment or vesting of any compensation or benefit payable by the Company or any of the Company’s Subsidiaries;

(h)    (i) acquire (whether by merger, consolidation, amalgamation, scheme or similar transaction, purchase of securities of or otherwise) any corporation, partnership, association, joint venture or other business organization or division thereof; or (ii) make any acquisition of, or investment in, a business, by purchase of stock, securities or assets, contributions to capital, or loans or advances, with a value or purchase price in excess of $1,000,000 individually or $2,000,000 in the aggregate, other than the transactions contemplated by the Panama SPA or the ordinary course funding and cash management by the Company or its Subsidiaries of the Company’s Subsidiaries;

(i)    issue or sell any debt securities or warrants or other rights to acquire any debt securities of the Company or any Subsidiary of the Company or otherwise incur, assume or guarantee or otherwise become liable for any Indebtedness, except (i) in a principal amount not exceeding $1,000,000, or (ii) borrowings under credit agreements disclosed in Section 8.1 of the Company Disclosure Letter, in the form that exists on the date hereof, or (iii) the ordinary course funding and cash management by the Company or its Subsidiaries of the Company’s Subsidiaries;

(j)    except in the ordinary course of business consistent with past practice, (i) make or change any material election in respect of material Taxes, (ii) materially amend, modify or otherwise change any filed material Tax Return, (iii) adopt or request permission of any Tax authority to change any accounting method in respect of material Taxes, (iv) enter into any closing agreement in respect of material Taxes executed on or prior to the Amalgamation Closing Date or enter into any Tax sharing or similar agreement (other than any such agreement solely between the Company and its existing Subsidiaries, and customary commercial Contracts not primarily related to Taxes), (v) settle any claim or assessment in respect of material Taxes, or (vi) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material Taxes or with respect to any material Tax attribute that would give rise to any claim or assessment of Taxes;

(k)    except as contemplated by this Agreement and the Transactions contemplated hereby, take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment;

(l)    issue any additional Company Shares, Equity Securities or securities exercisable for or convertible or exchangeable into Company Shares or other Equity Securities of the Company, other than (i) the issuance of shares pursuant to obligations incurred by the Company (including the issuance of up to 636,815 Company Shares in accordance with the Panama SPA and the conversion of all Company Preferred Shares to Company Ordinary Shares as contemplated by the Panama SPA) prior to the date hereof and described in Section 8.1(l) of the Company Disclosure Letter, or (ii) the grant or issuance of awards pursuant to the existing Company Incentive Plans as in force on the date hereof and securities upon the exercise or settlement of such awards outstanding as of the date hereof, in each case in accordance with the terms of such Company Incentive Plan and in the ordinary course of business consistent with past practice;

(m)    adopt a plan of, or otherwise enter into or effect a, complete or partial liquidation, dissolution, restructuring, recapitalization or other reorganization of the Company or its Subsidiaries (other than the Amalgamation);

(n)    waive, release, settle, compromise or otherwise resolve any inquiry, investigation, claim, Action, litigation or other Legal Proceedings, except in the ordinary course of business or where such waivers, releases, settlements or compromises involve only the payment of monetary damages in an amount less than $250,000 in the aggregate;

(o)    grant to, or agree to grant to, any Person rights to any Intellectual Property or software that is material to the Company and its Subsidiaries, taken as a whole, or dispose of, abandon or permit to lapse any rights to any Intellectual Property that is material to the Company and its Subsidiaries, taken as a whole, except for the expiration of Company Registered Intellectual Property in accordance with the applicable statutory term (or in the case of domain names, applicable registration period) or in the reasonable exercise of the Company’s or any of its Subsidiaries’ business judgment as to the costs and benefits of maintaining the item;

(p)    make or commit to make capital expenditures other than in an amount not in excess of the amount set forth on Section 8.1(p) of the Company Disclosure Letter, in the aggregate;

(q)    manage the Company’s and its Subsidiaries’ working capital (including paying amounts payable in a timely manner when due and payable) in a manner other than in the ordinary course of business consistent with past practice;

(r)    terminate without replacement, or fail to use reasonable efforts to maintain any License material to the conduct of the business of the Company and its Subsidiaries, taken as a whole;

(s)    waive the restrictive covenant obligations of any current or former employee of the Company or any of the Company’s Subsidiaries;

(t)    (i) limit the right of the Company or any of the Company’s Subsidiaries to engage in any line of business or in any geographic area, to develop, market or sell products or services, or to compete with any Person or (ii) grant any exclusive or similar rights to any Person, in each case, except where such limitation or grant does not, and would not be reasonably likely to, individually or in the aggregate, materially and adversely affect, or materially disrupt, the ordinary course operation of the businesses of the Company and its Subsidiaries, taken as a whole;

(u)    terminate without replacement or amend in a manner materially adverse to the Company and its Subsidiaries, taken as a whole, any insurance policy insuring any risks of the business of the Company or any of the Company’s Subsidiaries;

(v)    make any material change in its accounting principles or methods unless required by IFRS or applicable Law or, to the extent applicable to the Company or a Subsidiary, applicable local accounting standards;

(w)    enter into the Panama Shareholders’ Agreement, other than substantially in the form attached to the Panama SPA;

(x)    amend, modify or waive in any material respect any provision of any Panama Transaction Document, or terminate any Panama Transaction Document; or

(y)    enter into any agreement to do any action prohibited under this Section 8.1.

Section 8.2.    Inspection. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of the Company’s Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information that is subject to attorney-client privilege, and to the extent permitted by applicable Law, the Company shall, and shall cause its Subsidiaries to, afford to Acquiror, PubCo, Amalgamation Sub and their respective Representatives reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, in such manner as to not materially interfere with the ordinary course of business of the Company and its Subsidiaries, to their respective properties, books, Contracts, Tax Returns, legal proceedings, commitments, records and appropriate officers and employees of the Company and its Subsidiaries, and shall furnish such representatives with financial and operating data and other information concerning the affairs of the Company and its Subsidiaries that are in the possession or control of the Company or its Subsidiaries as such representatives may reasonably request, for the purposes of and in connection with the Transactions. All information obtained by Acquiror, Amalgamation Sub, PubCo or their respective Representatives pursuant to this Section 8.2 shall be subject to the Confidentiality Agreement.

Section 8.3.    Preparation and Delivery of Additional Company Financial Statements.

(a)    As soon as reasonably practicable following the date hereof, the Company shall deliver to Acquiror and PubCo (i) an audited consolidated statement of financial positions and consolidated statements of comprehensive income, changes in equity and cash flows of the Company and its Subsidiaries as of and for the years ended December 31, 2020 and December 31, 2019, together with the auditor’s reports thereon, which comply in all material respects with the applicable accounting requirements (including the standards of the PCAOB) and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant (the “PCAOB Financial Statements”), (ii) pro forma financial statements in respect of the Company, its Subsidiaries and the Panama Group as of and for the year ended December 31, 2020, which comply in all material respects with the applicable accounting requirements (including the standards of the PCAOB) and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant (the “Pro Forma Financial Statements”) and (iii) audited financial statements of the Panama Group as of and for the years ended December 31, 2020 and December 31, 2019, together with the auditor’s reports thereon, which comply in all material respects with the applicable accounting requirements (including the standards of the AICPA) (the “Panama Target Financial Statements”, together with the PCAOB Financial Statements and the Pro Forma Financial Statements, the “Updated Financial Statements”).

(b)    Upon delivery of the Updated Financial Statements, such financial statements (other than the Pro Forma Financial Statements) shall (i) be deemed to be included in “Audited Financial Statements” for the purposes of this Agreement and the representations and warranties set forth in Section 5.9 (other than Section 5.9(c)) shall be deemed to apply to such Audited Financial Statements mutatis mutandis with the same force and effect as if the Updated Financial Statements (other than the Pro Forma Financial Statements) were delivered prior to the date of this Agreement; and (ii) the Pro Forma Financial Statements shall be deemed to be included in the representations and warranties set forth in Section 5.9(c).

(c)    If the Amalgamation Effective Time has not occurred prior to September 30, 2021, as soon as reasonably practicable following September 30, 2021, the Company shall deliver to Acquiror and PubCo: (i) the unaudited consolidated statement of financial positions and consolidated statements of comprehensive income, changes in equity and cash flows of the Company and its Subsidiaries as of and for the six-month period ended June 30, 2021, which comply with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant (the “Company H1 Financial Statements”); (ii) the unaudited consolidated statement of financial positions and consolidated statements of comprehensive income, changes in equity and cash flows of the Panama Group as of and for the six-month period ended June 30, 2021, which comply with the applicable accounting requirements and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to an acquired business or business to be acquired, as applicable (as such terms are used in Rule 3-05 of Regulation S-X) such as the Panama Group (the “Panama H1 Financial Statements”); and (iii) pro forma financial statements in respect of the Company, its Subsidiaries and the Panama Group as of and for the six-month period ended June 30, 2021, which comply in all material respects with the applicable accounting requirements (including the standards of the PCAOB) and with the rules and regulations of the SEC, the Exchange Act and the Securities Act applicable to a registrant (the “H1 Pro Forma Financial Statements”). Upon delivery of the Company H1 Financial Statements and the Panama H1 Financial Statements, the representations and warranties set forth in Section 5.9 shall be deemed to apply to the Company H1 Financial Statements and the Panama H1 Financial Statements in the same manner as the Q1 Financial Statements, mutatis mutandis, with the same force and effect as if included in Section 5.9 as of the date of this Agreement. Upon delivery of the H1 Pro Forma Financial Statements, the representations and warranties set forth in Section 5.9(c) shall be deemed to apply to such H1 Pro Forma Financial Statements in the same manner as the Pro Forma Financial Statements, mutatis mutandis, with the same force and effect as if included in Section 5.9 as of the date of this Agreement.

(d)    Each of the Company, PubCo, Amalgamation Sub and Acquiror shall each use its reasonable best efforts to (i) assist the other, upon advance written notice, during normal business hours and in a manner such as to not unreasonably interfere with the normal operation of the Company, any of its Subsidiaries, PubCo, Amalgamation Sub or Acquiror, in preparing in a timely manner other financial information or statements (including customary pro forma financial statements) that are required to be included in the Proxy/Registration Statement and any other filings to be made by PubCo, Acquiror or the Company with the SEC in connection with the Transactions, and (ii) to obtain the consent of its auditors with respect thereto as may be required by applicable Law or requested by the SEC in connection therewith.

Section 8.4.    Related Party Agreements. All Related Party Agreements set forth on Section 8.4 of the Company Disclosure Letter shall be terminated or settled at or prior to the Amalgamation Closing without further liability to Acquiror, PubCo, Amalgamation Sub, the Company or any of the Company’s Subsidiaries, in each case, except as otherwise set forth on Section  8.4 of the Company Disclosure Letter.

Section 8.5.    Alternative Proposals. From the date hereof until the Amalgamation Closing Date or, if earlier, the termination of this Agreement in accordance with Article XII, the Company and its Subsidiaries shall not, and shall direct its controlled, controlling and common control Affiliates, and its and their respective Representatives not to, directly or indirectly, (a) solicit, initiate or pursue any inquiry, indication of interest, proposal or offer relating to an Alternative Proposal, (b) participate in or continue any discussions or negotiations with any third party with respect to, or furnish or make available, any information concerning the Company or any of its Subsidiaries to any third party relating to an Alternative Proposal or provide to any third-party access to the businesses, properties, assets or personnel of the Company or any of its Subsidiaries, in each case for the purpose of encouraging or facilitating an Alternative Proposal, or (c) enter into any binding understanding, binding arrangement, acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement with respect to an Alternative Proposal, or (d) grant any waiver, amendment or release under any confidentiality agreement or otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any Person to make, an Alternative Proposal. From and after the date hereof, the Company shall, and shall instruct its officers and directors to, and the Company shall instruct and cause its Representatives, Subsidiaries and their respective Representatives to, immediately cease and terminate all discussions and negotiations with any Persons (other than Acquiror and its Representatives) with respect to an Alternative Proposal.

Section 8.6.    Exchange Listing. From the date of this Agreement through the earlier of the Amalgamation Closing and termination of this Agreement, the Company shall provide all reasonable assistance reasonably required by PubCo in order for PubCo to cause the PubCo Shares to be issued in connection with the Transactions to be approved for listing on the New York Stock Exchange (“NYSE”) and accepted for clearance by the DTC, subject to official notice of issuance, prior to the Amalgamation Closing Date.

Section 8.7.    Notice of Developments. From and after the date of this Agreement until the earlier of the Amalgamation Closing or the termination of this Agreement in accordance with its terms, the Company shall promptly (and in any event prior to the Amalgamation Closing) notify Acquiror, PubCo and Amalgamation Sub in writing, upon the Company or any of its Subsidiaries becoming aware (awareness being determined with reference to the knowledge of the Company) of: (a) the occurrence or non-occurrence of any event the occurrence or non-occurrence of which has caused or is reasonably likely to cause any condition to the obligations of any party to effect the Transactions not to be satisfied, (b) any breach of a representation or warranty given by the Company in Article V or (c) any notice or other communication from any Governmental Authority which is reasonably likely, individually or in the aggregate, to have a material adverse effect on the ability of the parties hereto to consummate the Transactions or to materially delay the timing thereof. The delivery of any notice pursuant to this Section 8.7 shall not cure any breach of any representation or warranty requiring disclosure of such matter or any breach of any covenant, condition or agreement contained in this Agreement or any other Transaction Document or otherwise limit or affect the rights of, or the remedies available to, Acquiror, PubCo or Amalgamation Sub.

Section 8.8.    No Trading. The Company acknowledges and agrees that it is aware, and that its Affiliates have been made aware of the restrictions imposed by U.S. federal securities laws and the rules and regulations of the SEC promulgated thereunder or otherwise and other applicable foreign and domestic Laws on a Person possessing material nonpublic information about a publicly traded company. The Company hereby agrees that it shall not and shall cause its Subsidiaries not to purchase or sell any securities of Acquiror in violation of such Laws.

Section 8.9.    Shareholder Litigation. Without limiting Section 8.1 above: (a) in the event that any litigation related to this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby is brought, or, to the knowledge of the Company, threatened in writing, against the Company or any of its Subsidiaries or the board of directors of the Company or any of its Subsidiaries by any Company Shareholders prior to the Amalgamation Closing, the Company shall promptly after becoming aware of such litigation notify Acquiror, Amalgamation Sub and PubCo of such litigation and keep Acquiror, Amalgamation Sub and PubCo reasonably informed with respect to the status thereof; and (b) the Company shall provide Acquiror, Amalgamation Sub and PubCo the opportunity to participate in (at its own cost and expense and subject to a customary joint defense agreement), but not control, the defense of any such litigation and shall consider in good faith Acquiror’s, Amalgamation Sub’s and/or PubCo’s suggestions with respect to such litigation, and shall not settle any such litigation without the prior written consent of Acquiror, Amalgamation Sub and PubCo, such consent not to be unreasonably withheld, conditioned, delayed or denied.

Section 8.10.    PubCo. Each of the Company and Amalgamation Sub acknowledges and agrees that in the event that the Amalgamation Effective Time has not occurred within three (3) Business Days following the Merger Effective Time, PubCo and Acquiror may take whatever steps they deem necessary to unwind the transactions steps relating to the Merger previously undertaken and to preserve the listing, existence and corporate structure of Acquiror as closely as possible to Acquiror’s listing, existence and corporate structure immediately prior to the Merger Effective Time.

Section 8.11.    Panama Transaction. Subject to confidentiality obligations and similar restrictions that may be applicable to information furnished to the Company or any of the Company’s Subsidiaries by third parties that may be in the Company’s or any of its Subsidiaries’ possession from time to time, and except for any information that is subject to attorney-client privilege, and to the extent permitted by applicable Law, the Company shall use its commercially reasonable efforts to (a) keep Acquiror informed on a regular and timely basis of the status and progress of the transactions contemplated by the Panama Transaction Documents (including the closing contemplated by the Panama SPA, the satisfaction of conditions precedent under the Panama SPA, any actual or alleged breach of any conditions, covenants, representations or warranties thereunder or any other actual or alleged non-compliance with the terms of such Panama Transaction Documents), (b) provide Acquiror copies of any notices given or received in connection with any Panama Transaction Document and (c) procure (it being agreed that such commercially reasonable efforts to procure under this clause (c) shall be limited to making reasonable requests of REA Group Ltd. and pursuing the same with reasonable diligence) that Acquiror and its Representatives shall be afforded reasonable access during the Interim Period, during normal business hours and with reasonable advance notice, in such manner as to not materially interfere with the ordinary course of business of the Panama Group, to the Panama Group’s properties, books, Contracts, Tax Returns, legal proceedings, commitments, records and appropriate officers and employees of the Panama Group, and with financial and operating data and other information concerning the affairs of the Panama Group as such persons may reasonably request, in each case for the purposes of and in connection with the Transactions. All information relating to the Panama Group obtained by Acquiror, Amalgamation Sub, PubCo or their respective Representatives pursuant to this Section 8.11 shall be subject to the Confidentiality Agreement.

Section 8.12.    Company Incentive Plans. No later than thirty (30) days following the date of this Agreement, the Company shall amend the terms of the Company Incentive Plans and underlying grant and award documents by entering into amendment agreements, substantially in the forms provided to Acquiror prior to the date of this Agreement, to facilitate the conversion of each Restricted Stock Unit Award and Company Option into a Converted RSU Award and Assumed Option, respectively, pursuant to Section 4.1(b).

Section 8.13.    Shareholder Proxies. As soon as practicable following the date of this Agreement, the Company shall use commercially reasonable efforts to solicit from its shareholders (other than any Company Shareholder which is a party to the Company Holders Support Agreement) the agreement of such shareholders (in a form reasonably satisfactory to Acquiror) to vote (whether pursuant to a duly convened meeting of the shareholders of the Company or to approve by way of a written resolution of the shareholders of the Company) in favor of the Company Shareholder Approval, and/or to appoint individuals designated by the Company as proxies to vote in favor of the Company Shareholder Approval.

Section 8.14.    Company Actions. As soon as practicable following the date of this Agreement, and in any case prior to the publication of the notice of Amalgamation Proposal pursuant to Section 10.4(a)(iii)(4), the Company shall use reasonable efforts to address and mitigate the matters set forth in Section 8.14 of the Company Disclosure Letter prior to the publication of such notice. Notwithstanding any provision of this Agreement to the contrary, (i) nothing set forth in Section 8.14 of the Company Disclosure Letter shall be deemed to be disclosed against any representations or warranties made by the Company including, without limitation, in Article V and (ii) the disclosures set forth in Section 8.14 of the Company Disclosure Letter shall be disregarded for the purposes of determining whether any condition set forth in Section 11.2 has been satisfied.

ARTICLE IX

COVENANTS OF ACQUIROR & THE ACQUISITION ENTITIES

Section 9.1.    Trust Account Proceeds and Related Available Equity. Upon satisfaction or waiver of the conditions set forth in Article XI and provision of notice thereof to the Trustee (which notice Acquiror shall be provided to the Trustee in accordance with the terms of the Trust Agreement), (a) in accordance with and pursuant to the Trust Agreement, at the Amalgamation Closing, PubCo (as the Surviving Corporation) (i) shall cause any documents, opinions and notices required to be delivered to the Trustee pursuant to the Trust Agreement to be so delivered and (ii) shall use its reasonable best efforts to cause the Trustee to, and the Trustee shall thereupon be obligated to (1) pay as and when due all amounts payable to Acquiror Shareholders pursuant to the Acquiror Share Redemptions and pay to the underwriters of Acquiror’s initial public offering all outstanding deferred underwriting commissions, and (2) pay all remaining amounts then available in the Trust Account to the Surviving Corporation for immediate use, subject to this Agreement and the Trust Agreement, and (b) thereafter, the Trust Agreement shall terminate, except as otherwise provided therein.

Section 9.2.    Nasdaq Listing. From the date of this Agreement through the closing of the Merger, Acquiror shall use its reasonable best efforts to ensure Acquiror remains listed as a public company on Nasdaq.

Section 9.3.    No Solicitation by Acquiror. From the date hereof until the Amalgamation Closing Date or, if earlier, the termination of this Agreement in accordance with Article XII, Acquiror shall not, and shall direct the Sponsor and its controlled Affiliates and its and their respective officers, directors and Representatives not to, directly or indirectly (a) solicit, initiate, or pursue any inquiry, indication of interest, proposal or offer relating to an Acquiror Acquisition Proposal, (b) participate in or continue any discussions or negotiations with any third-party with respect to, or furnish or make available, any information concerning Acquiror to any third party relating to an Acquiror Acquisition Proposal, or provide to any third-party access to the businesses, properties, assets or personnel of Acquiror, in each case for the purpose of encouraging or facilitating an Acquiror Acquisition Proposal or (c) enter into any binding understanding, binding arrangement, acquisition agreement, merger agreement or similar definitive agreement, or any letter of intent, memorandum of understanding or agreement in principle, or any other agreement with respect to an Acquiror Acquisition Proposal, or (d) grant any waiver, amendment or release under any confidentiality agreement or otherwise knowingly facilitate any such inquiries, proposals, discussions, or negotiations or any effort or attempt by any Person to make, an Acquiror Acquisition Proposal. From and after the date hereof, Acquiror shall, and shall direct the Sponsor and its controlled Affiliates and its and their respective officers, directors and Representatives to, immediately cease and terminate all discussions and negotiations with any Persons (other than the Company and its Representatives) with respect to an Acquiror Acquisition Proposal.

Section 9.4.    Conduct of Business. During the Interim Period, each of PubCo, Amalgamation Sub and Acquiror shall, except (i) as otherwise explicitly contemplated by this Agreement or the other Transaction Documents, (ii) as required by Law, (iii) as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied) or (iv) as set forth in Section 9.4 of the Acquiror Disclosure Letter, (A) use reasonable best efforts to operate its business in the ordinary course consistent with past practice; and (B) comply in all material respects with its Governing Documents. Without limiting the generality of the foregoing, except as set forth in Section 9.4 of the Acquiror Disclosure Letter or as consented to by the Company in writing (which consent shall not be unreasonably conditioned, withheld, delayed or denied), PubCo, Amalgamation Sub and Acquiror shall not, and PubCo shall cause its Subsidiaries not to, except as otherwise contemplated by this Agreement or the other Transaction Documents or as required by Law:

(a)    change, modify or amend the Trust Agreement (in the case of Acquiror only) or its Governing Documents, or seek any approval from its shareholders to do so, except as contemplated by the Transaction Proposals;

(b)    merge, consolidate or amalgamate with or into, or acquire (by purchasing a substantial portion of the assets of or equity in, or by any other manner) any other Person or be acquired by any other Person;

(c)    (x) make or declare any dividend or distribution to its shareholders or make any other distributions in respect of any of its Equity Securities, (y) split, combine, reclassify or otherwise amend any terms of its Equity Securities, or (z) purchase, repurchase, redeem or otherwise acquire any of its issued and outstanding Equity Securities, other than, in the case of Acquiror only, redemptions of Acquiror Class A Ordinary Shares made as part of the Acquiror Share Redemptions;

(d)    except in the ordinary course of business consistent with past practice, (A) make or change any material election in respect of material Taxes, (B) materially amend, modify or otherwise change any filed material Tax Return, (C) adopt or request permission of any Tax authority to change any accounting method in respect of material Taxes, (D) enter into any closing agreement in respect of material Taxes or enter into any Tax sharing or similar agreement (other than customary commercial Contracts not primarily related to Taxes), (E) settle any claim or assessment in respect of material Taxes, or (F) consent to any extension or waiver of the limitation period applicable to any claim or assessment in respect of material Taxes or with respect to any material Tax attribute that would give rise to any claim or assessment of Taxes;

(e)    except as contemplated by this Agreement or the Transactions, take any action, or knowingly fail to take any action, where such action or failure to act could reasonably be expected to prevent the Transactions from qualifying for the Intended Tax Treatment;

(f)    other than as expressly required by the Sponsor Support Agreement or any other Transaction Document, enter into, renew or amend in any material respect, any Contract with Sponsor or an Affiliate of Acquiror (including (i) any Person in which the Sponsor has a direct or indirect legal or beneficial ownership interest of five percent (5%) or greater and (ii) any Person who has a direct or indirect legal or beneficial ownership interest of five percent (5%) or greater in the Sponsor);

(g)    incur, guarantee or otherwise become liable for any Indebtedness, other than (i) liabilities incurred in the ordinary course of business and in an amount, individually or in the aggregate, not to exceed $100,000 and (ii) any Acquiror Transaction Expenses;

(h)    (A) issue any Equity Securities or securities exercisable for or convertible into Equity Securities (other than, in the case of Acquiror only, issuances of new Acquiror Warrants issued to Sponsor in respect of the capitalization of any Working Capital Loans or issuances of Acquiror Shares issuable upon, or subject to, the exercise or settlement of the Acquiror Warrants, and in the case of PubCo only, the issuance of the Aggregate Merger Consideration and the Aggregate Amalgamation Consideration, and the assumption of the Assumed Options, the consummation of the transactions contemplated by the Company Warrant Assumption Agreement and the assumption of the Converted RSU Awards), (B) grant any options, warrants or other equity-based awards with respect to any Equity Securities not outstanding on the date hereof, or (C) in the case of Acquiror and PubCo only, other than pursuant to the Transaction Documents, amend, modify or waive any of the terms or rights set forth in any Acquiror Warrant or the Warrant Agreement, including any amendment, modification or reduction of the warrant price set forth therein;

(i)    make any change in its accounting principles or methods unless required by GAAP;

(j)    form any Subsidiary;

(k)    liquidate, dissolve, reorganize or otherwise wind-up its business and operations; or

(l)    enter into any agreement to do any action prohibited under this Section 9.4.

Section 9.5.    Acquiror Public Filings. From the date hereof through the Merger Effective Time, Acquiror will use reasonable efforts to keep current and timely file all reports required to be filed or furnished with the SEC and otherwise comply in all material respects with its reporting obligations under applicable Laws.

Section 9.6.    Shareholder Litigation. Without limiting Section 9.4 above, in the event that any litigation related to this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby is brought, or, to the knowledge of Acquiror, threatened in writing, against Acquiror, PubCo, Amalgamation Sub or the board of directors of Acquiror, PubCo or Amalgamation Sub by any Acquiror Shareholders prior to the Amalgamation Closing, Acquiror shall promptly after becoming aware of such litigation notify the Company of any such litigation and keep the Company reasonably informed with respect to the status thereof. Acquiror, PubCo or Amalgamation Sub shall provide the Company the opportunity to participate in (at its own cost and subject to a customary joint defense agreement), but not control, the defense of any such litigation, and shall consider in good faith the Company’s suggestions with respect to such litigation and shall not settle any such litigation without the prior written consent of the Company, such consent not to be unreasonably withheld, conditioned, delayed or denied.

Section 9.7.    Section 16 Matters. Prior to the Amalgamation Closing Date, Acquiror shall take all such steps (to the extent permitted under applicable Law) as are reasonably necessary to cause any acquisition or disposition of PubCo Shares or any derivative thereof that occurs or is deemed to occur by reason of or pursuant to the Transactions by each Person who is or will be or may become subject to Section 16 of the Exchange Act with respect to PubCo, including by virtue of being deemed a director by deputization, to be exempt under Rule 16b-3 promulgated under the Exchange Act.

Section 9.8.    Exchange Listing. From the date of this Agreement through the earlier of the Amalgamation Closing and termination of this Agreement, PubCo shall apply for, and shall use reasonable best efforts to cause, the PubCo Shares to be issued in connection with the Transactions to be approved for listing on the NYSE and accepted for clearance by the DTC, subject to official notice of issuance, prior to the Amalgamation Closing Date.

Section 9.9.    Employee Matters.

(a)    Equity Plan. On the Amalgamation Closing Date, PubCo shall assume and amend and restate all of the Company Incentive Plans into PubCo’s incentive equity plans in substantially the forms attached hereto as Exhibit I.

(b)    No Third-Party Beneficiaries. Notwithstanding anything herein to the contrary, each of the parties to this Agreement acknowledges and agrees that all provisions contained in this Section 9.9 are included for the sole benefit of Acquiror, PubCo and the Company, and that nothing in this Agreement, whether express or implied, (i) shall be construed to establish, amend, or modify any Company Benefit Plan, program, agreement or arrangement, (ii) shall limit the right of PubCo, the Company or their respective Affiliates to amend, terminate or otherwise modify any Company Benefit Plan or other employee benefit plan, agreement or other arrangement following the Amalgamation Closing Date, or (iii) shall confer upon any Person who is not a party to this Agreement (including any equityholder, any current or former director, manager, officer, employee or independent contractor of the Company or any of its Subsidiaries, or any participant in any Company Benefit Plan or other employee benefit plan, agreement or other arrangement (or any dependent or beneficiary thereof)), any right to continued or resumed employment or recall, any right to compensation or benefits, or any third-party beneficiary or other right of any kind or nature whatsoever.

Section 9.10.    Post-Amalgamation Closing Directors and Officers of PubCo. Subject to the terms of PubCo’s Governing Documents, PubCo shall take all such action within its power as may be necessary or appropriate such that immediately following the Amalgamation Effective Time:

(a)    the board of directors of PubCo shall consist of the directors of the Company as of immediately prior to the Amalgamation Effective Time (or such other persons as the Company may designate pursuant to a written notice to be delivered to PubCo sufficiently in advance of the Merger Effective Time); and

(b)    the officers of PubCo shall consist of the officers of the Company as of immediately prior to the Amalgamation Effective Time, who shall serve in such capacity in accordance with the terms of PubCo’s Governing Documents following the Amalgamation Effective Time.

Section 9.11.    Amalgamation Proposal. PubCo shall exercise its rights as the sole shareholder of Amalgamation Sub in so far as it is able to cause Amalgamation Sub to approve the Amalgamation Proposal, including by voting in favor of the Amalgamation Proposal.

ARTICLE X

JOINT COVENANTS

Section 10.1.    Regulatory Approvals; Other Filings.

(a)    Each of the Company, PubCo, Acquiror and Amalgamation Sub shall use its commercially reasonable efforts to cooperate in good faith with any Governmental Authority and use its commercially reasonable efforts to undertake promptly any and all action required to obtain any necessary or advisable regulatory approvals, consents, Actions, nonactions or waivers in connection with the Transactions (the “Regulatory Approvals”) as soon as reasonably practicable and any and all action necessary to consummate the Transactions as contemplated hereby. Each of the Company, PubCo, Acquiror and Amalgamation Sub shall use commercially reasonable efforts to cause the expiration or termination of the waiting, notice or review periods under any applicable Regulatory Approval with respect to the Transactions as promptly as reasonably possible after the execution of this Agreement.

(b)    With respect to each of the above filings, and any other requests, inquiries, Actions or other proceedings by or from Governmental Authorities, each of the Company and Acquiror shall (and, to the extent required, shall cause its controlled Affiliates to) (i) diligently and expeditiously defend and use reasonable best efforts to obtain any necessary clearance, approval, consent, or Governmental Authorization under Laws prescribed or enforceable by any Governmental Authority for the transactions contemplated by this Agreement and to resolve any objections as may be asserted by any Governmental Authority with respect to the transactions contemplated by this Agreement; and (ii) cooperate in good faith with each other in the defense of such matters. To the extent not prohibited by Law, the Company shall (and shall cause its Subsidiaries to) promptly furnish to Acquiror, and Acquiror shall promptly furnish to the Company, copies of any notices or written communications received by such party or any of its Affiliates from any third party or any Governmental Authority with respect to the transactions contemplated hereby, and each party shall permit counsel to the other parties an opportunity to review in advance, and each party shall consider in good faith the views of such counsel in connection with, any proposed written communications by such party and/or its Affiliates to any Governmental Authority concerning the transactions contemplated hereby; provided, that none of the parties shall extend any waiting period or comparable period or enter into any agreement with any Governmental Authority without the written consent of the other parties. To the extent not prohibited by Law, the Company agrees to provide Acquiror and its counsel, and Acquiror agrees to provide the Company and its counsel, the opportunity, on reasonable advance notice, to participate in any substantive meetings or discussions, either in person or by telephone, between such party and/or any of its Affiliates, agents or advisors, on the one hand, and any Governmental Authority, on the other hand, concerning or in connection with the transactions contemplated hereby.

(c)    Subject to Section 13.6, the Company, on the one hand, and Acquiror, on the other, shall each be responsible for and pay one-half of the cost for the preparation, filing and other related fees in connection with the Regulatory Approvals.

Section 10.2.    Preparation of Proxy Statement/Proxy/Registration Statement; Acquiror Shareholders’ Meeting and Approvals; Company Shareholders’ Meeting and Approvals.

(a)    Proxy/Registration Statement and Prospectus.

(i)    As promptly as reasonably practicable after the execution of this Agreement, the Company, PubCo, Amalgamation Sub and Acquiror shall prepare, and PubCo shall file with the SEC, a registration statement on Form F-4 (as amended or supplemented from time to time, and including a proxy statement, the “Proxy/Registration Statement”) among other things, registering the PubCo Shares issuable to the Acquiror Shareholders and the Company Shareholders pursuant to this Agreement and relating to the Acquiror Shareholders’ Meeting to approve and adopt: (A) the Merger and the Plan of Merger, (B) this Agreement, the other Transaction Documents, and the Business Combination, (C) the adjournment of the

Acquiror Shareholders’ Meeting, if necessary, to permit further solicitation of proxies because there are not sufficient votes to approve and adopt any of the foregoing or any proposal in (D), and (D) any other proposals as the SEC (or staff member thereof) may indicate are necessary in its comments to the Proxy/Registration Statement or correspondence related thereto and any other proposals as reasonably agreed by Acquiror and the Company to be necessary or appropriate in connection with the transactions contemplated hereby (such proposals in (A) through (D), collectively, the “Transaction Proposals”).

(ii)    Acquiror, PubCo, Amalgamation Sub and the Company shall (and the Company shall cause each of its Subsidiaries to) each use its commercially reasonable efforts to (1) cause the Proxy/Registration Statement when filed with the SEC to comply in all material respects with all Laws applicable thereto and rules and regulations promulgated by the SEC, (2) respond as promptly as reasonably practicable to and resolve all comments received from the SEC concerning the Proxy/Registration Statement, (3) cause the Proxy/Registration Statement to be declared effective under the Securities Act as promptly as practicable and (4) keep the Proxy/Registration Statement effective as long as is necessary to consummate the Transactions. Prior to the effective date of the Proxy/Registration Statement, the Company, PubCo, Acquiror and Amalgamation Sub shall (and the Company shall cause each of its Subsidiaries to) use its commercially reasonable efforts to take all or any action required under any applicable federal or state securities Laws in connection with the issuance of PubCo Shares pursuant to this Agreement. Each of the Company, PubCo, Acquiror and Amalgamation Sub also agrees to (and shall cause each of its Subsidiaries to) use its commercially reasonable efforts to obtain all necessary state securities law or “Blue Sky” permits and approvals required to carry out the Transactions, and the Company shall furnish all information concerning the Company and its Subsidiaries and any of their respective members or shareholders as may be reasonably requested in connection with any such action.

(iii)    Each of Acquiror, PubCo, Amalgamation Sub and the Company shall furnish to the other parties all information concerning itself, its Subsidiaries, officers, directors, managers, shareholders, and other equityholders and information regarding such other matters as may be reasonably necessary or advisable or as may be reasonably requested in connection with the Proxy/Registration Statement, or any other statement, filing, notice or application made by or on behalf of Acquiror, PubCo, Amalgamation Sub, the Company or their respective Affiliates to any regulatory authority (including the NYSE) in connection with the Transactions.

(iv)    Subject to Section 13.6, the Company, on the one hand, and Acquiror, on the other, shall each be responsible for and pay one-half of the cost for the preparation, filing and mailing of the Proxy/Registration Statement and other related fees.

(v)    Any filing of, or amendment or supplement to, the Proxy/Registration Statement will be mutually prepared and agreed upon by Acquiror, PubCo, Amalgamation Sub and the Company. PubCo will advise the Company and Acquiror, promptly after receiving notice thereof, of the time when the Proxy/Registration Statement has become effective or any supplement or amendment has been filed, of the issuance of any stop order, of the suspension of the qualification of any PubCo Shares to be issued or issuable in connection with this Agreement (or upon exercise of any PubCo Merger Warrants or PubCo Amalgamation Warrants) for offering or sale in any jurisdiction, or of any request by the SEC for amendment of the Proxy/Registration Statement or comments thereon and responses thereto or requests by the SEC for additional information and responses thereto, and shall provide the Company or Acquiror (as applicable) a reasonable opportunity to provide comments and amendments to any such filing. Acquiror, PubCo, Amalgamation Sub and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) any response to comments of the SEC or its staff with respect to the Proxy/Registration Statement and any amendment to the Proxy/Registration Statement filed in response thereto.

(vi)    Each of Acquiror, PubCo, Amalgamation Sub and the Company shall ensure that none of the information supplied by it or on its behalf for inclusion or incorporation by reference in (A) the Proxy/Registration Statement will, at the time the Proxy/Registration Statement is filed with the SEC, at each time at which it is amended and at the time it becomes effective under the Securities Act, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or (B) the Proxy/Registration Statement will, at the date it is first mailed to the Acquiror Shareholders and at the time of the Acquiror Shareholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

(vii)    If at any time prior to the Amalgamation Effective Time the Company, PubCo, Amalgamation Sub or Acquiror becomes aware that any information relating to the Company, PubCo, Amalgamation Sub, Acquiror or any of their respective Subsidiaries, Affiliates, directors or officers set forth in the Proxy/ Registration Statement is required to be amended, so that the Proxy/Registration Statement would not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing and/or correcting such information shall be promptly filed with the SEC and, to the extent required by Law, disseminated to the Acquiror Shareholders and Company Shareholders.

(b)    Acquiror Shareholder Approval.

(i)    After the Proxy/Registration Statement is declared effective under the Securities Act, Acquiror shall (A) within ten (10) Business Days thereof, mail the Proxy/Registration Statement to the Acquiror Shareholders (which shall set forth a record date for, duly call and give notice of a meeting of the Acquiror Shareholders (including any adjournment or postponement thereof, the “Acquiror Shareholders’ Meeting”)) and (B) no later than thirty (30) Business Days after the mailing of the Proxy/Registration Statement to the Acquiror Shareholders, or such other date as may be agreed by Acquiror and the Company, acting reasonably, hold such Acquiror Shareholders’ Meeting for the purpose of voting on the Transaction Proposals, obtaining the Acquiror Shareholders’ Approval (including if necessary any adjournment or postponement of such meeting for the purpose of soliciting additional proxies in favor of the adoption of this Agreement), and providing Acquiror Shareholders with the opportunity to elect to effect an Acquiror Share Redemption and such other matters as may be mutually agreed by Acquiror and the Company.

(ii)    Acquiror will use its reasonable best efforts to (A) solicit from its shareholders proxies in favor of the adoption of the Transaction Proposals, including the Acquiror Shareholders’ Approval, and (B) obtain the vote or consent of its shareholders required by and in compliance with all applicable Law, NYSE rules and the Acquiror’s Governing Documents. Acquiror (A) shall consult with the Company regarding the record date and the date of the Acquiror Shareholders’ Meeting, and (B) shall not adjourn or postpone the Acquiror Shareholders’ Meeting more than twice (and in that event, for no more than thirty (30) days in the aggregate) without the prior written consent of Company (which consent shall not be unreasonably withheld, conditioned or delayed); provided, that Acquiror shall not be required to adjourn or propose to adjourn the Acquiror Shareholders’ Meeting.

(iii)    The Proxy/Registration Statement shall include a statement to the effect that the board of directors of Acquiror (the “Acquiror Board”) has unanimously recommended that the Acquiror Shareholders vote in favor of the Transaction Proposals at the Acquiror Shareholders’ Meeting (such statement, the “Acquiror Board Recommendation”) and neither the Acquiror Board nor any committee thereof shall withhold, withdraw, qualify, amend or modify, or publicly propose or resolve to withhold, withdraw, qualify, amend or modify, the Acquiror Board Recommendation.

(c)    Company Preferred Conversion. If and to the extent that any Company Preferred Shares remain outstanding as of a date five (5) Business Days prior to the date the Company seeks to dispatch to the Company Shareholders the Amalgamation Proposal, the Company shall with reasonable promptness (and in any event prior to the dispatch of the Amalgamation Proposal and the issuance of the notice of resolution or notice of meeting in respect of the Company Shareholders’ Written Resolution or Company Shareholders’ Meeting, as applicable at which the Company Shareholder Approval is sought) procure that all Company Preferred Shares, and any other preferred shares in the capital of the Company, are duly converted into Company Ordinary Shares in accordance with the Company’s Governing Documents.

(d)    Company Shareholder Approval.

(i)    As promptly as reasonably practicable after the Proxy/Registration Statement is declared effective under the Securities Act, and on a date no later than twenty (20) Business Days following such effectiveness, the Company shall (A) solicit and obtain the Company Shareholder Approval by way of passing a resolution of the Company Shareholders by written means in accordance with the Singapore Companies Act (the “Company Shareholders’ Written Resolution”), or (B) in the event the Company is not able to obtain the Company Shareholders’ Written Resolution, establish a record date for, duly call, give notice of, convene and hold a meeting of the Company Shareholders (including any adjournment thereof, the “Company Shareholders’ Meeting”) to be held as promptly as reasonably practicable following the date that the Proxy/Registration Statement is declared effective under the Securities Act, and on a date no later than twenty (20) Business Days following such effectiveness, for the purpose of obtaining the Company Shareholder Approval (including any adjournment of such meeting for the purpose of soliciting additional proxies in favor of this Agreement) and such other matter as may be mutually agreed by Acquiror and the Company. The Company will use its reasonable best efforts to (A) solicit from its shareholders written consents and/or proxies in favor of the Company Shareholder Approval and (B) obtain the Company Shareholder Approval in compliance with all applicable Law and the Company’s Governing Documents (including if necessary any adjournment or postponement of such meeting for the purpose of establishing a quorum). The Company (y) shall set the date of the Company Shareholders’ Meeting to be no later than twenty (20) Business Days after the Proxy/Registration Statement is declared effective or such other date as may be agreed by Acquiror and the Company, acting reasonably, and (z) shall not adjourn the Company Shareholders’ Meeting without the prior written consent of Acquiror (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that the Company may adjourn the Company Shareholders’ Meeting for a period not exceeding sixteen (16) days without the consent of the Acquiror.

(ii)    The Company shall send the Proxy/Registration Statement, the Amalgamation Proposal and the meeting materials to the Company Shareholders which shall seek the Company Shareholder Approval and shall include together with all such meeting materials it sends to the Company Shareholders in connection with the Company Shareholders’ Meeting a statement to the effect that the board of directors of the Company (the “Company Board”) has unanimously recommended that the Company Shareholders vote in favor of the Company Shareholder Approval (such statement, the “Company Board Recommendation”) and neither the Company Board nor any committee thereof shall withhold, withdraw, qualify, amend or modify, or publicly propose or resolve to withhold, withdraw, qualify, amend or modify, the Company Board Recommendation.

Section 10.3.    Support of Transaction. Without limiting any covenant contained in Article VIII or Article IX, Acquiror, PubCo, Amalgamation Sub and the Company shall each, and each shall cause its Subsidiaries to, (a) use reasonable best efforts to obtain all material consents and approvals of third parties that any of Acquiror, PubCo, Amalgamation Sub or the Company or their respective Affiliates are required to obtain in order to consummate the Merger or the Amalgamation, and (b) take such other action as may be reasonably necessary or as another party hereto may reasonably request to satisfy the conditions of Article XI or otherwise to comply with this Agreement and to consummate the transactions contemplated hereby as soon as practicable; provided that the Company shall not be required to act or omit to take any action that would constitute a breach of Section 8.1 and Acquiror shall not be required to act or omit to take any action that would constitute a breach of Section 9.4.

Section 10.4.    Amalgamation.

(a)    Prior to the Amalgamation Closing, each of the Company and Amalgamation Sub shall take all such actions as are reasonably necessary so that the Amalgamation shall be consummated in accordance with the terms and subject to the conditions set forth in this Agreement. Without limiting the generality of the foregoing:

(i)    as soon as practicable following the execution of this Agreement, the Company and Amalgamation Sub shall begin drafting (or cause its auditors to begin drafting) directors’ declarations, statements of material interests of directors, solvency statements, accompanying auditors’ reports and such other information relating to the Amalgamation as is or may be required under the Singapore Companies Act, in each case with respect to the Amalgamation (the “Other Amalgamation Documents” together with the Amalgamation Proposal, the “Amalgamation Documents”);

(ii)    as soon as practicable following the execution of this Agreement, each of the Company and Amalgamation Sub shall contact and engage with its secured creditors (if any) and such other creditors of the Company and/or Amalgamation Sub as may be agreed between Acquiror and the Company and use its reasonable best efforts to obtain the written consent of such creditors to the Amalgamation and the Transactions on terms satisfactory to the Company and the Acquiror, both acting reasonably;

(iii)    as soon as practicable before or following (as applicable) the effectiveness of the Proxy/Registration Statement each of the Company and Amalgamation Sub shall:

(1)    so far as they are lawfully able, exercise their powers to cause the boards of directors of each of Amalgamation Sub and the Company, respectively, to approve the Amalgamation and make solvency statements and/or declarations in respect of Amalgamation Sub and/or the Company (as the case may be);

(2)    dispatch the Amalgamation Documents to its shareholders in accordance with the Singapore Companies Act;

(3)    dispatch the notice of Amalgamation Proposal to its secured creditors (if any) in accordance with the Singapore Companies Act and such other creditors of the Company and/or Amalgamation Sub as may be agreed between Acquiror and the Company; and

(4)    cause the notice of Amalgamation Proposal to be published in one daily English-language newspaper of general circulation in Singapore in accordance with the Singapore Companies Act;

(iv)    as soon as practicable following receipt of the Acquiror Shareholder Approval and the Company Shareholder Approval, each of the Company and Amalgamation Sub shall take all steps reasonably necessary to secure the pre-clearance of the Amalgamation by ACRA;

(v)    each of the Company and Amalgamation Sub shall provide to Acquiror evidence reasonably satisfactory to Acquiror that ACRA has no further comments on the relevant Amalgamation Documents following ACRA’s review, that the Amalgamation Documents may be filed pursuant to Section 215E of the Singapore Companies Act and that promptly following such filing ACRA will confirm the Amalgamation has become effective; provided that, for the purposes of determining satisfaction of the conditions in Article XI as they relate to the performance of the covenants in this Section 10.4(a)(v), the words “in all material respects” in Section 11.2(b) shall be disregarded for purposes of determining whether the covenants set forth in this Section 10.4(a)(v) have been performed; and

(vi)    promptly following the Merger Effective Time, and in any case no later than 10:00 a.m. Singapore time on the morning following the Merger Effective Time, the Company shall pay the fee prescribed by ACRA to effect the Amalgamation and lodge with ACRA the prescribed form relating to the Amalgamation, the Amalgamation Proposal, the required directors’ declarations, the required solvency statements, the required declaration of the directors of each of the Company and Amalgamation Sub that the Amalgamation has been approved by the shareholders of the Company and Amalgamation Sub, respectively, the required declarations regarding no prejudice to creditors, and the constitution of the amalgamated entity, in each case relating to the Amalgamation and in accordance with the Singapore Companies Act.

(b)    The Company and Amalgamation Sub shall, and the Company shall cause each of the Company’s Subsidiaries to, (i) cause the Amalgamation Documents when delivered to shareholders, secured creditors or such other creditors as may be agreed between Acquiror and the Company or lodged with ACRA, to comply in all material respects with all Laws applicable thereto (including the Singapore Companies Act) and rules and regulations promulgated by ACRA, (ii) respond as promptly as reasonably practicable to and resolve all comments received from the ACRA concerning the Amalgamation Documents, and (iii) cause the Amalgamation to be declared effective under the Singapore Companies Act as promptly as practicable following the Merger.

(c)    Any filing of, or amendment or supplement to, the Amalgamation Documents will be mutually prepared and agreed upon by the Company, Acquiror and Amalgamation Sub. Each of the Company and Amalgamation Sub will advise the Company, PubCo and Acquiror, promptly after receiving notice thereof, of the time when the Amalgamation has become effective under the Singapore Companies Act or of any request by the ACRA for amendment of the Amalgamation Documents or comments thereon and responses thereto or requests by ACRA for additional information and responses thereto, and shall provide the Company, PubCo and Acquiror a reasonable opportunity to provide comments and amendments to any such filing. Acquiror, PubCo, Amalgamation Sub and the Company shall cooperate and mutually agree upon (such agreement not to be unreasonably withheld or delayed) any response to comments of ACRA or its staff with respect to the Amalgamation Documents and any amendment to the Amalgamation Documents filed in response thereto.

(d)    Each of Acquiror, PubCo, Amalgamation Sub and the Company shall ensure that all of the information supplied by it or on its behalf for inclusion or incorporation by reference in the Amalgamation Documents will, at the time the Amalgamation Documents are (i) sent to shareholders, secured creditors and such other creditors as may be agreed between Acquiror and the Company, in each case, of the Company or Amalgamation Sub, as applicable or (ii) lodged with ACRA, be true, accurate and not misleading.

(e)    If at any time prior to the Amalgamation Effective Time the Company, PubCo, Amalgamation Sub or Acquiror becomes aware that any information relating to the Company, PubCo, Amalgamation Sub, Acquiror or any of their respective Subsidiaries, Affiliates, directors or officers set forth in the Amalgamation Documents is required to be amended, so that the Amalgamation Documents would not fail to be true, accurate or not misleading, the party which discovers such information shall promptly notify the other parties and an appropriate amendment or supplement describing and/or correcting such information shall be promptly lodged with ACRA and, to the extent required by the Singapore Companies Act, disseminated to the shareholders and secured creditors of the Company and Amalgamation Sub.

(f)    If at any time prior to the Amalgamation Effective Time the Company, PubCo, Amalgamation Sub or Acquiror becomes aware that any member or creditor of the Company or Amalgamation Sub or any other person to whom the Company or Amalgamation Sub is under an obligation, intends to object or has objected to the Amalgamation Proposal (or the notification of publication thereof) (each, an “Amalgamation Objection”), (i) Acquiror, the Company, PubCo and Amalgamation Sub shall discuss in good faith how to address any such Amalgamation Objection and the Company shall, and shall cause its Subsidiaries to, use their respective reasonable efforts to deal with such Amalgamation Objection (whether by paying or discharging obligations to the applicable creditors or otherwise) so that no member or creditor of the Company or Amalgamation Sub, or other person to whom the Company or Amalgamation Sub is under an obligation, is able to delay the Amalgamation or cause the Amalgamation not to be consummated pursuant to the Amalgamation Proposal and (ii) neither the Company nor Amalgamation Sub shall agree to any material settlement or accommodation in respect of any Amalgamation Objection without the prior written consent of Acquiror (not to be unreasonably withheld, conditioned or delayed).

Section 10.5.    Transfer Taxes. All transfer, documentary, sales, use, real property, stamp, registration and other similar Taxes, fees and costs (including any associated penalties and interest) (“Transfer Taxes”) incurred in connection with this Agreement or the other Transaction Documents shall constitute Company Transaction Expenses.

Section 10.6.    Tax Free Reorganization Matters. For U.S. federal income tax purposes (and for purposes of any applicable state or local Tax that follows the U.S. federal income tax treatment), the parties shall prepare and file all Tax Returns consistent with the Intended Tax Treatment, and to the extent required to do so and except to the extent prohibited by applicable Law, shall not take any inconsistent position on any Tax Return, or during the course of any audit, litigation or other proceeding with respect to Taxes, except as otherwise required by a determination within the meaning of Section  1313(a) of the Code.

Section 10.7.    Cooperation; Consultation.

(a)    Prior to the Amalgamation Closing, each of the Company, PubCo, Amalgamation Sub and Acquiror shall, and each of them shall cause its respective Subsidiaries (as applicable) and its and their respective Representatives to, reasonably cooperate in a timely manner in connection with any financing arrangement (including the PIPE Investment) the parties mutually agree to seek in connection with the transactions contemplated by this Agreement (it being understood and agreed that the consummation of any such financing by the Company, PubCo, Amalgamation Sub or Acquiror shall be subject to the parties’ mutual agreement), including (if mutually agreed by the parties) (i) by providing such information and assistance as the other party may reasonably request, (ii) granting such access to the other party and its Representatives as may be reasonably necessary for their due diligence, and (iii) participating in a reasonable number of meetings, presentations, road shows, drafting sessions and due diligence sessions with respect to such financing efforts (including direct contact between senior management and other Representatives of the Company and its Subsidiaries at reasonable times and locations). All such cooperation, assistance and access shall be granted during normal business hours and shall be granted under conditions that shall not unreasonably interfere with the business and operations of the Company, Acquiror, or their respective auditors.

(b)    From the date hereof until the Amalgamation Effective Time, except to the extent inconsistent with applicable Laws or any confidentiality obligations to third parties, each of Acquiror and the Company shall keep the other reasonably informed from time to time upon reasonable request with respect to the PIPE Investment, including by consulting and cooperating with, and considering in good faith any feedback from, the other or its financial advisors (if any) engaged for the purposes of this Transactions with respect to such matters.

Section 10.8.    PIPE Investments. Each of Acquiror, PubCo and the Company shall use reasonable best efforts to take, or cause to be taken, all actions and do, or cause to be done, all things necessary, proper or advisable to consummate the transactions contemplated by the Subscription Agreements on the terms and conditions described therein, including maintaining in effect the Subscription Agreements and to: (a) satisfy on a timely basis all conditions and covenants applicable to it in the Subscription Agreements and otherwise comply with its obligations thereunder; (b) in the event that all conditions in the Subscription Agreements (other than conditions that another of them or its Affiliates controls the satisfaction of and other than those conditions that by their nature are to be satisfied at the Amalgamation Closing, but subject to their satisfaction at the Amalgamation Closing) have been satisfied, consummate transactions contemplated by the Subscription Agreements at or prior to the Amalgamation Closing; (c) confer with the other parties regarding timing of the expected Closing Date (as defined in the Subscription Agreements); (d) deliver notices to the counterparties to the Subscription Agreements sufficiently in advance of the Amalgamation Closing to cause them to fund their obligations as far in advance of the Amalgamation Closing as permitted by the Subscription Agreements; and (e) cause the applicable PIPE Investors to pay to (or as directed by) PubCo the applicable portion of the PIPE Investment Amount, as applicable, set forth in the applicable Subscription Agreement in accordance with their terms. Acquiror and PubCo shall take all actions required under the Subscription Agreements with respect to the timely book-entry or issuance and delivery of any physical certificates evidencing PubCo Shares as and when required under any such Subscription Agreements.

Section 10.9.    Indemnification and Insurance.

(a)    From and after the Amalgamation Effective Time, each of the Surviving Corporation and the Surviving Company agrees that it shall, to the fullest extent permitted under applicable Law, indemnify and hold harmless each present and former director and officer of the (x) Company and each of its Subsidiaries (in each case, solely to the extent acting in their capacity as such and to the extent such activities are related to the business of the Company being acquired under this Agreement) (the “Company Indemnified Parties”) and (y) Acquiror and each of its Subsidiaries (the “Acquiror Indemnified Parties” together with the Company Indemnified Parties, the “D&O Indemnified Parties”) against any costs or expenses (including reasonable attorneys’ fees), judgments, fines, losses, claims, damages or liabilities incurred in connection with any Legal Proceeding, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Amalgamation Effective Time, whether asserted or claimed prior to, at or after the Amalgamation Effective Time, to the fullest extent that the Company, Acquiror or their respective Subsidiaries, as the case may be, would have been permitted under applicable Law and each of their respective certificate of incorporation, certificate of formation, bylaws, limited liability company agreement or other organizational documents in effect on the date of this Agreement to indemnify such D&O Indemnified Parties (including the advancing of expenses as incurred to the fullest extent permitted under applicable Law). Without limiting the foregoing, the Surviving Corporation and the Surviving Company shall, and shall cause their Subsidiaries to (i) maintain for a period of not less than six (6) years from the Amalgamation Effective Time provisions in its Governing Documents concerning the indemnification and exoneration (including provisions relating to expense advancement) of the Company’s, Acquiror’s and their Subsidiaries’ former and current officers, directors, employees, and agents that are no less favorable to those Persons than the provisions of the Governing Documents of the Company, Acquiror or their respective Subsidiaries, as applicable, in each case, as of the date of this Agreement, and (ii) not amend, repeal or otherwise modify such provisions in any respect that would adversely affect the rights of those Persons thereunder, in each case, except as required by Law.

(b)    For a period of six (6) years from the Amalgamation Effective Time, the Surviving Corporation shall maintain in effect directors’ and officers’ liability insurance covering those Persons who are currently covered by Acquiror’s, the Company’s or their respective Subsidiaries’ directors’ and officers’ liability insurance policies (true, correct and complete copies of which have been heretofore made available to the Company, Acquiror or their respective Representatives, as applicable) on terms not less favorable than the terms of such current insurance coverage, except that in no event shall the Surviving Corporation be required to pay an annual premium for such insurance in excess of three hundred percent (300%) of the aggregate annual premium payable by Acquiror or the Company, as applicable, for such insurance policy for the year ended December 31, 2021; provided, that (i) the Surviving Corporation may cause coverage to be extended under the current directors’ and officers’ liability insurance by obtaining a six (6) year “tail” policy containing terms not materially less favorable than the terms of such current insurance coverage with respect to claims existing or occurring at or prior to the Amalgamation Effective Time and (ii) if any claim is asserted or made within such six (6) year period, any insurance required to be maintained under this Section 10.9 shall be continued in respect of such claim until the final disposition thereof.

(c)    Notwithstanding anything contained in this Agreement to the contrary, (i) this Section 10.9 shall survive the Amalgamation Closing indefinitely and shall be binding, jointly and severally, on the Surviving Corporation and the Surviving Company and all of their respective successors and assigns; and (ii) in the event that the Surviving Corporation or the Surviving Company or any of their successors or assigns consolidates with or merges into any other Person and shall not be the continuing or surviving corporation or entity of such consolidation or merger or transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, each of the Surviving Corporation and the Surviving Company shall ensure that proper provision shall be made so that the successors and assigns of the Surviving Corporation and the Surviving Company, as applicable, shall succeed to the obligations set forth in this Section 10.9.

(d)    On the Amalgamation Closing Date, PubCo shall enter into customary indemnification agreements reasonably satisfactory to each of the Company and Acquiror with the post-Amalgamation Closing directors and officers of PubCo, which indemnification agreements shall continue to be effective following the Amalgamation Closing.

(e)    The provisions of this Section 10.9: (i) are intended to be for the benefit of, and shall be enforceable by, each Person who is now, or who has been at any time prior to the date of this Agreement or who becomes prior to the Amalgamation Closing, a D&O Indemnified Party, his or her heirs and his or her personal representatives, (ii) shall be binding on the Surviving Corporation and the Surviving Company and their respective successors and assigns, (iii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have, whether pursuant to Law, Contract, Governing Documents, or otherwise, and (iv) shall survive the consummation of the Amalgamation Closing and shall not be terminated or modified in such a manner as to adversely affect any D&O Indemnified Party without the prior written consent of such D&O Indemnified Party.

ARTICLE XI

CONDITIONS TO OBLIGATIONS

Section 11.1.    Conditions to Obligations of Acquiror, PubCo and the Company at Merger Closing. The obligations of Acquiror, PubCo and the Company to consummate, or cause to be consummated, the Merger is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by all of such parties:

(a)    the Acquiror Shareholder Approval shall have been obtained;

(b)    the Company Shareholder Approval shall have been obtained;

(c)    the Proxy/Registration Statement shall have become effective under the Securities Act and no stop order suspending the effectiveness of the Proxy/Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn;

(d)    (i) PubCo’s initial listing application with the NYSE in connection with the Transactions shall have been conditionally approved and, immediately following the Amalgamation Closing, PubCo shall satisfy any applicable initial and continuing listing requirements of the NYSE and PubCo shall not have received any written notice of non-compliance therewith, and (ii) the PubCo Shares to be issued in connection with the Transactions shall have been approved for listing on the NYSE, subject to official notice of issuance;

(e)    no Amalgamation Objection shall have been raised, or any such Amalgamation Objection which has been raised shall have been addressed such that no member or creditor of the Company or Amalgamation Sub, or other person to whom the Company or Amalgamation Sub is under an obligation, shall have the ability to delay the Amalgamation or cause the Amalgamation not to be consummated pursuant to the Amalgamation Proposal;

(f)    no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Merger Closing or the Amalgamation Closing illegal or which otherwise prevents or prohibits consummation of the Merger Closing or the Amalgamation Closing (any of the foregoing, a “restraint”), other than any such restraint that is immaterial, or for which the relevant Governmental Authority does not have jurisdiction over any of the parties hereto with respect to the Transactions; and

(g)    Acquiror shall have at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51 1(g)(1) of the Exchange Act) remaining after accounting for Acquiror Share Redemptions.

Section 11.2.    Conditions to Obligations of Acquiror and PubCo at Merger Closing. The obligations of Acquiror and PubCo to consummate, or cause to be consummated, the Merger are subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Acquiror:

(a)    (i) The representations and warranties of the Company contained in the first sentence of Section 5.6(a), Section 5.6(b), the first sentence of Section 5.6(c), the first sentence of Section 5.6(d), and

Section 5.24 shall be true and correct in all but de minimis respects as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all but de minimis respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or any other Transaction Document, (ii) the Company Fundamental Representations (other than the first sentence of Section 5.6(a), Section 5.6(b), the first sentence of Section 5.6(c), the first sentence of Section 5.6(d), and Section 5.24) (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct in all material respects, in each case as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct in all material respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or any other Transaction Document, and (iii) each of the representations and warranties of the Company contained in Article V of this Agreement other than the Company Fundamental Representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct at and as of such date, except for, in each case under this Section 11.2(a)(iii), inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect;

(b)    each of the covenants of the Company to be performed as of or prior to the Merger Closing shall have been performed in all material respects;

(c)    all Company Preferred Shares, and any other preferred shares in the capital of the Company, shall have been converted into Company Ordinary Shares; and

(d)    if the Merger Effective Time will occur on a date following September 30, 2021, the Company H1 Financial Statements, Panama H1 Financial Statements and the H1 Pro Forma Financial Statements shall have been provided pursuant to Section 8.3(c).

Section 11.3.    Conditions to Obligations of Acquiror, PubCo, Amalgamation Sub and the Company at Amalgamation Closing. The obligations of Acquiror, PubCo, Amalgamation Sub and the Company to consummate, or cause to be consummated, the Amalgamation is subject to the satisfaction of the following conditions, any one or more of which may be waived in writing by all of such parties:

(a)    the Merger Effective Time shall have occurred;

(b)    since the Merger Effective Time, no stop order suspending the effectiveness of the Proxy/Registration Statement shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the SEC and not withdrawn;

(c)    since the Merger Effective Time, (i) PubCo shall continue to satisfy any applicable initial and continuing listing requirements of the NYSE and PubCo shall not have received any written notice of non-compliance therewith, and (ii) the PubCo Shares to be issued in connection with the Amalgamation shall continue to be approved for listing on the NYSE, subject to official notice of issuance;

(d)    since the Merger Effective Time, no Amalgamation Objection shall have been raised, or any such Amalgamation Objection which has been raised shall have been addressed such that no member or creditor of the

Company or Amalgamation Sub, or other person to whom the Company or Amalgamation Sub is under an obligation, shall have the ability to delay the Amalgamation or cause the Amalgamation not to be consummated pursuant to the Amalgamation Proposal; and

(e)    since the Merger Effective Time, no Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Amalgamation Closing illegal or which otherwise prevents or prohibits consummation of the Amalgamation Closing (any of the foregoing, an “amalgamation restraint”), other than any such amalgamation restraint that is immaterial or for which the relevant Governmental Authority does not have jurisdiction over any of the parties hereto with respect to the Transactions.

Section 11.4.    Conditions to the Obligations of the Company at Amalgamation Closing. The obligation of the Company to consummate, or cause to be consummated, the Amalgamation is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by the Company:

(a)    (i) The representations and warranties of Acquiror contained in Section 6.10, the first sentence of Section 6.12(a) and the first sentence of Section 6.12(b) shall be true and correct in all but de minimis respects as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all but de minimis respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement; (ii) the Acquiror Fundamental Representations (other than Section 6.10, the first sentence of Section 6.12(a) and the first sentence of Section 6.12(b)) (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct in all material respects, in each case as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct in all material respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or any other Transaction Document, and (iii) each of the representations and warranties of Acquiror, PubCo and Amalgamation Sub contained in this Agreement other than the Acquiror Fundamental Representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect or any similar qualification or exception) shall be true and correct at and as of such date, except for, in each case under this Section 11.4(a)(iii), inaccuracies or omissions that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of Acquiror, PubCo or Amalgamation Sub to enter into and perform its obligations under this Agreement; and

(b)    each of the covenants of Acquiror, PubCo and Amalgamation Sub to be performed as of or prior to the Merger Closing shall have been performed in all material respects.

Section 11.5.    Conditions to the Obligations of Amalgamation Sub at Amalgamation Closing. The obligation of Amalgamation Sub to consummate, or cause to be consummated, the Amalgamation is subject to the satisfaction of the following additional conditions, any one or more of which may be waived in writing by Amalgamation Sub:

(a)    (i) The representations and warranties of the Company contained in the first sentence of Section 5.6(a), Section 5.6(b), the first sentence of Section 5.6(c), the first sentence of Section 5.6(d), and Section 5.24 shall be true and correct in all but de minimis respects as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct in all but de minimis respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or any other Transaction Document, (ii) the Company Fundamental Representations (other than the first sentence of Section 5.6(a), Section 5.6(b), the first sentence of Section 5.6(c), the first sentence of Section 5.6(d), and Section 5.24) (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct in all material respects, in each case as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct in all material respects at and as of such date, except for changes after the date of this Agreement which are contemplated or expressly permitted by this Agreement or any other Transaction Document, and (iii) each of the representations and warranties of the Company contained in this Agreement other than the Company Fundamental Representations (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct as of the Merger Closing Date, except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties (disregarding any qualifications and exceptions contained therein relating to materiality, material adverse effect, Company Material Adverse Effect or any similar qualification or exception) shall be true and correct at and as of such date, except for, in each case under this Section 11.5(a)(iii), inaccuracies or omissions that would not, individually or in the aggregate, reasonably be expected to have a Company Material Adverse Effect; and

(b)    each of the covenants of the Company to be performed as of or prior to the Merger Closing shall have been performed in all material respects.

ARTICLE XII

TERMINATION/EFFECTIVENESS

Section 12.1.    Termination. This Agreement may be terminated and the transactions contemplated hereby abandoned:

(a)    by written consent of the Company and Acquiror;

(b)    by the Company or Acquiror if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Merger Closing or Amalgamation Closing illegal or which otherwise prevents or prohibits consummation of the Merger Closing or Amalgamation Closing, other than any such restraint that is immaterial;

(c)    by the Company if the Acquiror Shareholder Approval shall not have been obtained by reason of the failure to obtain the required vote at the Acquiror Shareholders’ Meeting duly convened therefor or at any adjournment or postponement thereof;

(d)    by the Company if the Acquiror Board has publicly announced its proposal to, or has publicly announced its resolution, to withhold or withdraw, or to qualify, amend or modify in a manner detrimental to obtaining the Acquiror Shareholders’ Approval, the Acquiror Board Recommendation;

(e)    prior to the Merger Closing by written notice to the Company from Acquiror if (i) there is any breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement, such that the conditions specified in Section 11.2(a) or Section 11.2(b) would not be satisfied at the Merger Closing (a “Terminating Company Breach”), except that, if such Terminating Company Breach is curable by the Company through the exercise of its reasonable best efforts, then, for a period of up to thirty

(30) days after receipt by the Company of notice from Acquiror of such breach, but only as long as the Company continues to use its reasonable best efforts to cure such Terminating Company Breach (the “Company Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Company Breach is not cured within the Company Cure Period, or (ii) the Merger Closing has not occurred on or before the date falling 270 days after the date of this Agreement (the “Agreement End Date”), unless Acquiror is in material breach of this Agreement;

(f)    by written notice to the Company from Acquiror if the Amalgamation Closing shall not have occurred by the third (3rd) Business Day following the Merger Closing;

(g)    by Acquiror if the Company Shareholder Approval shall not have been obtained within thirty five (35) Business Days after the Proxy/Registration Statement has been declared effective by the SEC; or

(h)    prior to the Merger Closing, by written notice to Acquiror from the Company if (i) there is any breach of any representation, warranty, covenant or agreement on the part of Acquiror, PubCo or Amalgamation Sub set forth in this Agreement, such that the conditions specified in Section 11.4(a) and Section 11.4(b) would not be satisfied at the Merger Closing (a “Terminating Acquiror Breach”), except that, if any such Terminating Acquiror Breach is curable by Acquiror through the exercise of its reasonable best efforts, then, for a period of up to thirty (30) days after receipt by Acquiror of notice from the Company of such breach, but only as long as Acquiror continues to exercise such reasonable best efforts to cure such Terminating Acquiror Breach (the “Acquiror Cure Period”), such termination shall not be effective, and such termination shall become effective only if the Terminating Acquiror Breach is not cured within the Acquiror Cure Period or (ii) the Merger Closing has not occurred on or before the Agreement End Date, unless the Company is in material breach hereof.

Section 12.2.    Effect of Termination. In the event of the termination of this Agreement pursuant to Section 12.1, this Agreement shall forthwith become void and have no effect, without any liability on the part of any party hereto or its respective Affiliates, officers, directors or shareholders, other than liability of the Company, PubCo, Acquiror or Amalgamation Sub, as the case may be, for any willful and material breach of this Agreement occurring prior to such termination, except that the provisions of Section 8.10, Section 10.5, this Section 12.2 and Article XIII and the Confidentiality Agreement shall survive any termination of this Agreement.

ARTICLE XIII

MISCELLANEOUS

Section 13.1.    Trust Account Waiver. Each of the Company, PubCo and Amalgamation Sub hereby represents and warrants that it has read the final prospectus of Acquiror, dated as of January 25, 2021 and filed with the SEC (File No. 333-251860) on January 27, 2001 (the “Prospectus”) available at www.sec.gov, and understands that Acquiror has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Acquiror’s public shareholders (including the public shareholders of the overallotment shares acquired by Acquiror’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the Prospectus, Acquiror may disburse monies from the Trust Account only: (a) to the Public Shareholders with respect to Acquiror Share Redemptions, (b) to the Public Shareholders if Acquiror fails to consummate a Business Combination within twenty-four (24) months after the closing of the IPO, subject to extension by an amendment to Acquiror’s organizational documents, (c) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 in dissolution expenses or (d) to Acquiror after or concurrently with the consummation of a Business Combination. Each of the Company, PubCo and Amalgamation Sub hereby agrees on behalf of itself and its Affiliates that, notwithstanding anything to the contrary in this Agreement (other than in Section 9.1), none of the Company, PubCo, Amalgamation Sub or any of their respective Affiliates do now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom) in connection with any claim that arises as a result of, in connection with, or relating to this Agreement or any other Transaction Document, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability under any Transaction Document (collectively, the “Released Claims”). Each of the Company, PubCo and Amalgamation Sub, on behalf of itself and its Affiliates, hereby irrevocably waives any Released Claims that the Company, PubCo, Amalgamation Sub or any of their respective Affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) in connection with any Released Claims (including for an alleged breach of this Agreement or any other Transaction Document). Each of the Company, PubCo and Amalgamation Sub agrees and acknowledges that such irrevocable waiver is material to this Agreement and specifically relied upon by Acquiror and its Affiliates to induce Acquiror to enter into the Transaction Documents, and each of the Company, PubCo and Amalgamation Sub further intends and understands such waiver to be valid, binding and enforceable against the Company, PubCo, Amalgamation Sub and each of their respective Affiliates under applicable Law. To the extent the Company, PubCo, Amalgamation Sub or any of their respective Affiliates commences any action or proceeding based upon, in connection with or relating to any Released Claim, which action or proceeding seeks, in whole or in part, monetary relief against Acquiror or its Representatives, each of the Company, PubCo, and Amalgamation Sub hereby acknowledges and agrees that the Company’s, PubCo’s, Amalgamation Sub’s and each of their respective Affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit the Company, PubCo, Amalgamation Sub or any of their respective Affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event the Company, PubCo, Amalgamation Sub or any of their respective Affiliates commences any action or proceeding based upon, in connection with or relating to any Released Claim, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief or otherwise, Acquiror and its Representatives, as applicable, shall be entitled to recover from the Company, PubCo, Amalgamation Sub and their respective Affiliates the associated legal fees and costs in connection with any such action, in the event Acquiror or its Representatives, as applicable, prevails in such action or proceeding.

Section 13.2.    Waiver. Any party to this Agreement may, at any time prior to the Amalgamation Closing, by action taken by its board of directors or other officers or Persons thereunto duly authorized, (a) extend the time for the performance of the obligations or acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties (of another party hereto) that are contained in this Agreement or (c) waive compliance by the other parties hereto with any of the agreements or conditions contained in this Agreement, but such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party granting such extension or waiver.

Section 13.3.    Notices. All general notices, demands or other communications required or permitted to be given or made hereunder shall be in writing and delivered personally or sent by courier or sent by registered post or sent by electronic mail to the intended recipient thereof at its address or at its email address set out below (or to such other address or email address as a party may from time to time notify the other parties). Any such notice, demand or communication shall be deemed to have been duly served (a) if given personally or sent by courier, upon delivery during normal business hours at the location of delivery or, if later, then on the next Business Day after the day of delivery; (b) if sent by electronic mail during normal business hours at the location of delivery, immediately, or, if later, then on the next Business Day after the day of delivery; (c) the third Business Day following the day sent by reputable international overnight courier (with written confirmation of receipt); and (d) if sent by registered post, five (5) days after posting. The initial addresses and email addresses of the parties for the purpose of this Agreement are:

(a)    If to Acquiror, to:

Bridgetown 2 Holdings Limited 38/F Champion Tower 3 Garden Road, Central
Hong Kong
Attention:	Steve Teichman; Derek Fong
Email:	Steve.Teichman@pcg-group.com;
Derek.Fong@pcg-group.com

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP 42/F, Edinburgh Tower, The Landmark 15 Queen’s Road Central, Hong Kong
Attention:	Jonathan B. Stone
Rajeev P. Duggal
Email:	jonathan.stone@skadden.com
rajeev.duggal@skadden.com

(b) If to PubCo or Amalgamation Sub, to:

PropertyGuru Group Limited c/o 38/F Champion Tower 3 Garden Road, Central
Hong Kong
Attention:	Steve Teichman; Derek Fong
Email:	Steve.Teichman@pcg-group.com;
Derek.Fong@pcg-group.com

with copies to (which shall not constitute notice):

Skadden, Arps, Slate, Meagher & Flom LLP 42/F, Edinburgh Tower, The Landmark 15 Queen’s Road Central, Hong Kong
Attention:	Jonathan B. Stone
Rajeev P. Duggal
Email:	jonathan.stone@skadden.com
rajeev.duggal@skadden.com

(c) If to the Company, to:

PropertyGuru Pte. Ltd.
Paya Lebar Quarter, 1 Paya Lebar Link
#12-01/04, Singapore 408533
Attention:	Hari V. Krishnan
Joe Dische
Email:	hari@propertyguru.com
joe@propertyguru.com
(Copy: legal@propertyguru.com)

with copies to (which shall not constitute notice):

Latham & Watkins LLP 9 Raffles Place
#42-02 Republic Plaza
Attention:	Sharon Lau
Noah Carr
Email:	Sharon.Lau@lw.com
Noah.Carr@lw.com

or to such other address or addresses as the parties may from time to time designate in writing. Copies delivered solely to outside counsel shall not constitute notice.

Section 13.4.    Assignment. No party hereto shall assign this Agreement or any part hereof without the prior written consent of the other parties and any such transfer without the prior written consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

Section 13.5.    Rights of Third Parties. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the parties hereto, any right or remedies under or by reason of this Agreement; provided, that (a) the D&O Indemnified Parties may enforce Section 10.9; and (b) the Non-Recourse Parties may enforce Section 13.17.

Section 13.6.    Expenses. Except as otherwise set forth in this Agreement, each party hereto shall be responsible for and pay its own expenses incurred in connection with this Agreement and the transactions contemplated hereby, including all fees of its legal counsel, financial advisers and accountants; provided, that if the Amalgamation Closing shall occur, the Company shall pay or cause to be paid the Acquiror Transaction Expenses and the Company Transaction Expenses at the Amalgamation Closing in accordance with Section 3.4(d).

Section 13.7.    Governing Law. This Agreement, and all claims or causes of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of Laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction; provided, that the fiduciary duties of the board of directors of the Company and the Amalgamation shall in each case be governed by the laws of Singapore and the fiduciary duties of the board of directors of Acquiror, the Merger and any exercise of appraisal and dissenters’ rights with respect to the Merger shall in each case be governed by the laws of the Cayman Islands.

Section 13.8.    Headings; Counterparts. The headings in this Agreement are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 13.9.    Electronic Execution of the Agreement and Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to this Agreement or any Transaction Document (including, without limitation, any related amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms complying with applicable law, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the Delaware Uniform Electronic Transactions Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 13.10.    Company and Acquiror Disclosure Letters. Each of the Company Disclosure Letter and the Acquiror Disclosure Letter (including, in each case, any section thereof) referenced herein are a part of this Agreement as if fully set forth herein. All references herein to the Company Disclosure Letter and/or the Acquiror Disclosure Letter (including, in each case, any section thereof) shall be deemed references to such parts of this Agreement, unless the context shall otherwise require. Any disclosure made by a party in the applicable Disclosure Letter, or any section thereof, with reference to any section of this Agreement or section of the applicable Disclosure Letter shall be deemed to be a disclosure with respect to such other applicable sections of this Agreement or sections of the applicable Disclosure Letter only if it is reasonably apparent on the face of such disclosure that such disclosure is responsive to such other section of this Agreement or section of the applicable Disclosure Letter; provided, that no disclosure set forth in Section 8.14 of the Company Disclosure Letter shall be deemed to be a disclosure with respect to any other section of this Agreement or any other section of the Company Disclosure Letter. Certain information set forth in the Disclosure Letters is included solely for informational purposes and may not be required to be disclosed pursuant to this Agreement. The disclosure of any information shall not be deemed to constitute an acknowledgment that such information is required to be disclosed in connection with the representations and warranties made in this Agreement, nor shall such information be deemed to establish a standard of materiality.

Section 13.11.    Entire Agreement. This Agreement (together with the Company Disclosure Letter and the Acquiror Disclosure Letter) and the other Transaction Documents constitute the entire agreement among the parties to this Agreement relating to the transactions contemplated hereby and supersede any other agreements, whether written or oral, that may have been made or entered into by or among any of the parties hereto or any of their respective Subsidiaries relating to the transactions contemplated hereby. No representations, warranties, covenants, understandings, agreements, oral or otherwise, relating to the transactions contemplated hereby exist between such parties except as expressly set forth in this Agreement and the other Transaction Documents.

Section 13.12.    Amendments. This Agreement may be amended or modified in whole or in part, only by a duly authorized agreement in writing executed in the same manner as this Agreement and which makes reference to this Agreement; provided, that after the Company Shareholder Approval or the Acquiror Shareholder Approval has been obtained, there shall be no amendment or waiver that by applicable Law requires further approval by the Company Shareholders or the Acquiror Shareholders, respectively, without such approval having been obtained.

Section 13.13.    Publicity.

(a)    All press releases or other public communications relating to the transactions contemplated hereby, and the method of the release for publication thereof, shall prior to the Amalgamation Closing be subject to the prior mutual approval of Acquiror, PubCo and the Company, which approval shall not be unreasonably withheld or delayed by any party; provided, that no party shall be required to obtain consent pursuant to this Section 13.13(a) to the extent any proposed release or statement is substantially equivalent to the information that has previously been made public without breach of the obligation under this Section 13.13(a).

(b)    The restriction in Section 13.13(a) shall not apply to the extent the public announcement is required by applicable securities Law, any Governmental Authority or stock exchange rule; provided, that in such an event, the party making the announcement shall use its commercially reasonable efforts to consult with the other parties in advance as to its form, content and timing. Disclosures resulting from the parties’ efforts to obtain approval under applicable Law and to make any related filing shall be deemed not to violate this Section 13.13.

Section 13.14.    Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. The parties further agree that if any provision contained herein is, to any extent, held invalid or unenforceable in any respect under the Laws governing this Agreement, they shall take any actions necessary to render the remaining provisions of this Agreement valid and enforceable to the fullest extent permitted by Law and, to the extent necessary, shall amend or otherwise modify this Agreement to replace any provision contained herein that is held invalid or unenforceable with a valid and enforceable provision giving effect to the intent of the parties.

Section 13.15.    Jurisdiction; Waiver of Jury Trial.

(a)    Any proceeding or Action based upon, arising out of or related to this Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such proceeding or Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the proceeding or Action shall be heard and determined only in any such court, and (iv) agrees not to bring any proceeding or Action arising out of or relating to this Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action, suit or proceeding brought pursuant to this Section 13.15.

(b)    EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 13.16.    Enforcement. The parties hereto agree that irreparable damage could occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to specific enforcement of the terms and provisions of this Agreement, in addition to any other remedy to which any party is entitled at law or in equity. In the event that any Action shall be brought in equity to enforce the provisions of this Agreement, no party shall allege, and each party hereby waives the defense, that there is an adequate remedy at law, and each party agrees to waive any requirement for the securing or posting of any bond in connection therewith.

Section 13.17.    Non-Recourse. Except in the case of claims against a Person in respect of such Person’s fraud:

(a)    this Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to this Agreement or the transactions contemplated hereby may only be brought against, the Company, PubCo, Acquiror and Amalgamation Sub as named parties hereto; and

(b)    except to the extent a party hereto (and then only to the extent of the specific obligations undertaken by such party hereto), (i) no past, present or future director, commissioner, officer, employee, incorporator, member, partner, shareholder, Representative or Affiliate of the Company, PubCo, Acquiror or Amalgamation Sub and (ii) no past, present or future director, commissioner, officer, employee, incorporator, member, partner, shareholder, Representative or Affiliate of any of the foregoing (collectively, the “Non-Recourse Parties”) shall have any liability (whether in Contract, tort, equity or otherwise) for any one or more of the representations, warranties, covenants, agreements or other obligations or liabilities of any one or more of the Company, PubCo, Acquiror or Amalgamation Sub under this Agreement for any claim based on, arising out of, or related to this Agreement or the transactions contemplated hereby.

Section 13.18.    Non-Survival of Representations, Warranties and Covenants. Except (x) as otherwise contemplated by Section 12.2 or (y) in the case of claims against a Person in respect of such Person’s actual fraud, none of the representations, warranties, covenants, obligations or other agreements in this Agreement or in any certificate, statement or instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants, obligations, agreements and other provisions, shall survive the Amalgamation Closing and each such representation, warranty, covenant, obligation, agreement and provision shall terminate and expire upon the occurrence of the Amalgamation Effective Time (and there shall be no liability after the Amalgamation Closing in respect thereof), except for (a) those covenants and agreements contained herein that by their terms expressly apply in whole or in part after the Amalgamation Closing and then only with respect to any breaches occurring after the Amalgamation Closing and (b) this Article XIII.

Section 13.19.    Conflicts and Privilege.

(a)    Acquiror, the Company, PubCo and Amalgamation Sub, on behalf of their respective successors and assigns (including, after the Amalgamation Closing, the Surviving Corporation), hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Amalgamation Closing between or among (x) the Sponsor, the shareholders or holders of other equity interests of Acquiror or the Sponsor and/or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Surviving Corporation) (collectively, the “Bridgetown 2 Group”), on the one hand, and (y) the Surviving Corporation and/or any member of the PropertyGuru Group, on the other hand, any legal counsel, including Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), that represented Acquiror and/or the Sponsor prior to the Amalgamation Closing may represent the Sponsor and/or any other member of the Bridgetown 2 Group in such dispute even though the interests of such Persons may be directly adverse to the Surviving Corporation, and even though such counsel may have represented Acquiror in a matter substantially related to such dispute, or may be handling ongoing matters for the Surviving Corporation and/or the Sponsor. Acquiror, the Company and Amalgamation Sub, on behalf of their respective successors and assigns (including, after the Amalgamation Closing, the Surviving Corporation), further agree that, as to all legally privileged communications prior to the Amalgamation Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any other Transaction Document or the transactions contemplated hereby or thereby) between or among Acquiror, the Sponsor and/or any other member of the Bridgetown 2 Group, on the one hand, and Skadden, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Merger and belong to the Bridgetown 2 Group after the Amalgamation Closing, and shall not pass to or be claimed or controlled by the Surviving Corporation. Notwithstanding the foregoing, any privileged communications or information shared by the Company or Amalgamation Sub prior to the Amalgamation Closing with Acquiror or the Sponsor under a common interest agreement shall remain the privileged communications or information of the Company.

(b)    Acquiror, the Company and Amalgamation Sub, on behalf of their respective successors and assigns (including, after the Amalgamation Closing, the Surviving Corporation), hereby agree that, in the event a dispute with respect to this Agreement or the transactions contemplated hereby arises after the Amalgamation Closing between or among (x) the shareholders or holders of other equity interests of the Company, Amalgamation Sub and/or any of their respective directors, members, partners, officers, employees or Affiliates (other than the Surviving Corporation) (collectively, the “PropertyGuru Group”), on the one hand, and (y) the Surviving Corporation and/or any member of the Bridgetown 2 Group, on the other hand, any legal counsel, including Latham & Watkins LLP (“Latham”), that represented the Company prior to the Amalgamation Closing may represent any member of the PropertyGuru Group in such dispute even though the interests of such Persons may be directly adverse to the Surviving Corporation, and even though such counsel may have represented Acquiror, the Company and/or Amalgamation Sub in a matter substantially related to such dispute, or may be handling ongoing matters for the Surviving Corporation, Acquiror, the Company and Amalgamation Sub, on behalf of their respective successors and assigns (including, after the Amalgamation Closing, the Surviving Corporation), and further agree that, as to all legally privileged communications prior to the Amalgamation Closing (made in connection with the negotiation, preparation, execution, delivery and performance under, or any dispute or Action arising out of or relating to, this Agreement, any other Transaction Documents or the transactions contemplated hereby or thereby) between or among the Company, Amalgamation Sub and/or any member of the PropertyGuru Group, on the one hand, and Latham, on the other hand, the attorney/client privilege and the expectation of client confidence shall survive the Merger and belong to the PropertyGuru Group after the Amalgamation Closing, and shall not pass to or be claimed or controlled by the Surviving Corporation. Notwithstanding the foregoing, any privileged communications or information shared by Acquiror prior to the Amalgamation Closing with the Company under a common interest agreement shall remain the privileged communications or information of the Surviving Corporation.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF the parties have hereunto caused this Agreement to be duly executed as of the date first above written.

BRIDGETOWN 2 HOLDINGS LIMITED

By:	/s/ Daniel Wong
Name:	Daniel Wong
Title:	Director

PROPERTYGURU GROUP LIMITED

By:	/s/ Daniel Wong
Name:	Daniel Wong
Title:	Director

B2 PUBCO AMALGAMATION SUB PTE. LTD.

By:	/s/ Wong Ka Kit
Name:	Wong Ka Kit
Title:	Director

PROPERTYGURU PTE. LTD.

By:	/s/ Hari Vembakkam Krishnan
Name:	Hari Vembakkam Krishnan
Title:	Chief Executive Officer and Managing Director

EXHIBIT A

PLAN OF MERGER

THIS PLAN OF MERGER is made on [●] 2021.

BETWEEN

(1)

PropertyGuru Group Limited, an exempted company incorporated under the laws of the Cayman Islands on 14 July 2021 with company number 378411, and with its registered office situated at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (the “PubCo” or the “Surviving Company”); and

(2)

Bridgetown 2 Holdings Limited, an exempted company incorporated under the laws of the Cayman Islands on 24 June 2020 with company number 363761, and with its registered office situated at the office of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands (the “Acquiror”, and together with PubCo, the “Constituent Companies”).

WHEREAS

(A)

The Acquiror and PubCo have agreed to merge by way of statutory merger (the “Merger”) on the terms and conditions contained or referred to in a business combination agreement dated as of [●] 2021 between (1) the Acquiror, (2) PubCo, (3) B2 PubCo Amalgamation Sub Pte. Ltd., and (4) PropertyGuru Pte. Ltd (the “Agreement”), a copy of which is attached as Appendix I to this Plan of Merger and under the provisions of Part XVI of the Companies Act (As Revised) of the Cayman Islands (the “Companies Act”), pursuant to which the Acquiror will merge with and into PubCo and cease to exist, and the Surviving Company will continue as the surviving company in the Merger.

(B)	This Plan of Merger is made in accordance with section 233 of the Companies Act.

(C)	Terms used in this Plan of Merger and not otherwise defined in this Plan of Merger shall have the meanings given to them in the Agreement.

WITNESSETH

CONSTITUENT COMPANIES

1.	The constituent companies (as defined in the Companies Act) to the Merger are the Acquiror and PubCo.

NAME OF THE SURVIVING COMPANY

2.	The surviving company (as defined in the Companies Act) is PubCo and its name shall be “PropertyGuru Group Limited”.

REGISTERED OFFICE

3.	The registered office of the Acquiror at the date of this Plan of Merger is at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

4.	The registered office of PubCo at the date of this Plan of Merger is at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

5.	Upon the Merger becoming effective, the Surviving Company shall have its registered office at Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands.

AUTHORISED AND ISSUED SHARE CAPITAL

6.

Immediately prior to the Merger Effective Time (as defined below), the authorized share capital of the Acquiror shall be US$22,100 divided into (i) 200,000,000 Class A ordinary shares of a par value of

US$0.0001 each (“Acquiror Class A Ordinary Shares”) (of which [29,900,000] are issued and outstanding), (ii) 20,000,000 Class B ordinary shares of a par value of US$0.0001 each (“Acquiror Class B Ordinary Shares”) (of which [7,475,000] are issued and outstanding), and (iii) 1,000,000 preferred shares of a par value of US$0.0001 each (none of which are issued and outstanding) ((i), (ii) and (iii) collectively the “Acquiror Shares”).

7.

Immediately prior to the Merger Effective Time, the authorized share capital of PubCo shall be US$[●] divided into [●] ordinary shares of a par value of US$0.0001 each (PubCo Shares”), of which [one] PubCo Share has been issued and is fully paid.

8.	At the Merger Effective Time, the authorized share capital of the Surviving Company shall be US$[●] divided into [●] ordinary shares of a par value of US$0.0001 each (Surviving Company Shares”).

9.	At the Merger Effective Time, and in accordance with the terms and conditions of the Agreement:

(a)

subject to clause 9(b) below, each (A) Acquiror Class A Ordinary Share issued and outstanding immediately prior to the Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Surviving Company Share and (B) Acquiror Class B Ordinary Share issued and outstanding immediately prior to the Merger Effective Time shall automatically be cancelled and cease to exist in exchange for the right to receive one newly issued Surviving Company Share;

(b)

notwithstanding clause 9(a) above or any provision of the Agreement to the contrary, if there are any Acquiror Shares that are owned by the Acquiror as treasury shares or any Acquiror Shares owned by any direct or indirect subsidiary of the Acquiror immediately prior to the Merger Effective Time, such Acquiror Shares shall be canceled and shall cease to exist without any conversion thereof or payment or other consideration therefor; and

(c)

each PubCo Share issued and outstanding immediately prior to the Merger Effective Time shall continue in existence and shall become one (1) validly issued, fully paid and non-assessable Surviving Company Share.

10.

At the Merger Effective Time, the rights and restrictions attaching to the shares in the Surviving Company are set out in the Amended and Restated Memorandum of Association and Articles of Association of the Surviving Company in the form attached as Appendix II to this Plan of Merger.

EFFECTIVE DATE

11.	The Merger shall take effect on [●] (the “Merger Effective Time”).

PROPERTY

12.

At the Merger Effective Time, the rights, property of every description including choses in action, and the business, undertaking, goodwill, benefits, immunities and privileges of each of the Constituent Companies shall immediately vest in the Surviving Company which shall be liable for and subject, in the same manner as the Constituent Companies, to all mortgages, charges, or security interests and all contracts, obligations, claims, debts and liabilities of each of the Constituent Companies.

MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION

13.

The memorandum of association and articles of association of the PubCo shall be amended and restated by their deletion in their entirety and substitution in their place of the Amended and Restated Memorandum and Articles of Association of the Surviving Company in the form attached as Appendix II to this Plan of Merger at the Merger Effective Time.

DIRECTORS BENEFITS

14.	There are no amounts or benefits paid or payable to any director of any Constituent Company or the Surviving Company on the Merger becoming effective.

DIRECTORS OF THE SURVIVING COMPANY

15.	The names and addresses of the directors of the Surviving Company upon the Merger becoming effective shall be as follows:

NAME	ADDRESS
[●]	[	●]

SECURED CREDITORS

16.

The Acquiror has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger or immediately prior to the Merger Effective Time.

17.	PubCo has no secured creditors and has granted no fixed or floating security interests that are outstanding as at the date of this Plan of Merger or immediately prior to the Merger Effective Time.

RIGHT OF TERMINATION

18.	This Plan of Merger may be terminated or amended pursuant to the terms and conditions of the Agreement at any time prior to the Merger Effective Time.

AMENDMENTS

19.

At any time prior to the Merger Effective Time, this Plan of Merger may be amended by the board of directors of both the Acquiror and PubCo in accordance with section 235(1) of the Companies Act, including to effect any changes to this Plan of Merger which the directors of both the Acquiror and PubCo deem advisable.

APPROVAL AND AUTHORIZATION

20.	This Plan of Merger has been approved by the board of directors of each of the Acquiror and PubCo pursuant to section 233(3) of the Companies Act.

21.	This Plan of Merger has been authorized by the shareholders of each of the Acquiror and PubCo pursuant to section 233(6) of the Companies Act.

COUNTERPARTS

22.

This Plan of Merger may be executed and delivered (including by email of PDF or scanned versions or by facsimile transmission) in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

GOVERNING LAW

23.	This Plan of Merger shall be governed by and construed in accordance with the laws of the Cayman Islands.

(signature pages follow)

For and on behalf of PropertyGuru Group Limited:

[Name] Director

For and on behalf of Bridgetown 2 Holdings Limited:

[Name] Director

APPENDIX I

(the Agreement)

APPENDIX II

(Amended and Restated Memorandum of Association and Articles of Association of the Surviving Company)

EXHIBIT B

AMALGAMATION PROPOSAL

AMALGAMATION PROPOSAL

(in compliance with Section 215B of the Companies Act, Chapter 50 of Singapore)

PROPOSED AMALGAMATION OF PROPERTYGURU PTE. LTD.

AND B2 PUBCO AMALGAMATION SUB PTE. LTD.

TO BE EFFECTED ON TERMS SET OUT IN THIS AMALGAMATION PROPOSAL

IN ACCORDANCE WITH SECTION 215A OF THE

COMPANIES ACT, CHAPTER 50 OF SINGAPORE

1.	PRELIMINARY

1.1	Definitions. In this Amalgamation Proposal, except to the extent that the context otherwise requires:

1.1.1	the following expressions shall bear the following respective meanings, namely:

“Amalgamated Company”	:	PG, following B2 Pubco and PG amalgamating and continuing as one company, under the existing name of PG, following the Amalgamation taking effect on the Amalgamation Date;

“Amalgamation”	:	The amalgamation of B2 Pubco and PG, as described in this Amalgamation Proposal;

“Amalgamation Date”	:	[●] 2021 or such other date as may be notified to the Registrar of Companies appointed under the Companies Act (and includes any Deputy or Assistant Registrar of Companies);

“Amalgamation Proposal”	:	This proposal made in accordance with Section 215B of the Companies Act;

“B2 Pubco”	:	B2 Pubco Amalgamation Sub Pte. Ltd. (Company Registration No. 20215330M), a company incorporated in Singapore;

“B2 Pubco Shares”	:	Ordinary shares in the capital of B2 Pubco;

“BT2”	:	Bridgetown 2 Holdings Limited, an exempted company incorporated in the Cayman Islands on 24 June 2020;

“Business Combination Agreement”	:	The Business Combination Agreement dated [●] 2021 entered into amongst PG, HoldCo, B2 Pubco and BT2 in connection with the business combination transaction to be undertaken upon the terms and subject to the conditions of Business Combination Agreement, as amended, modified or supplemented from time to time;

“Companies Act”	:	Companies Act, Chapter 50 of Singapore;

“Creditor Objection”	:	An objection from any creditor of PG or B2 Pubco to this Amalgamation Proposal;

“Exchange Ratio”	:	[●]

“Governmental Authority”	:	Any federal, state, provincial, municipal, local or foreign government, governmental authority, taxing, regulatory or administrative agency, governmental commission, department, board, bureau, agency or instrumentality, court or tribunal;

“Governmental Order”		Any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any Governmental Authority;

“HoldCo”	:	PropertyGuru Group Limited, an exempted company incorporated in the Cayman Islands as B2 PubCo Limited on 14 July 2021, and the sole shareholder of B2 Pubco;

“HoldCo Shares”	:	Ordinary shares in the capital of HoldCo;

“Law”	:	Any statute, law, ordinance, rule, regulation or Governmental Order, in each case, of any Governmental Authority;

“Merger”		The meaning set forth in the Business Combination Agreement;

“Merger Effective Time”		The meaning set forth in the Business Combination Agreement;

“PG”	:	PropertyGuru Pte. Ltd. (Company Registration No. 200615063H), a company incorporated in Singapore;

“PG Shareholders”	:	The holders of the existing PG Shares immediately prior to the Amalgamation taking effect. The names of the PG Shareholders as at the date of this Amalgamation Proposal are set out in Column (1) of the table in Schedule 2;

“PG Shares”	:	Ordinary shares in the capital of PG;

“Proxy/Registration Statement”		The registration statement on Form F-4 and proxy statement filed by PG, HoldCo, B2 Pubco and BT2 with the SEC pursuant to the Business Combination Agreement;

“SEC”	:	The United States Securities and Exchange Commission;

“Transactions”	:	Collectively, the Merger, the Amalgamation and each of the other transactions contemplated by the Business Combination Agreement or any of the other Transaction Documents (as defined in the Business Combination Agreement);

“S$” and “cents”	:	Singapore dollars and cents, respectively; and

“%” or “per cent.”	:	Per centum or percentage.

1.1.2

words importing the singular shall, where applicable, include the plural and vice versa, and words importing the masculine gender shall, where applicable, include the feminine and neuter genders. Words importing persons shall include corporations;

1.1.3

any reference to any enactment is a reference to that enactment as for the time being amended or re-enacted. Any word defined under the Companies Act or any statutory modification thereof and used herein shall, where applicable, have the meaning assigned to it under the Companies Act or any modification thereof, as the case may be; and

1.1.4	any reference in this Amalgamation Proposal to a time of day shall be a reference to Singapore time unless otherwise stated.

1.2

B2 Pubco is a private company limited by shares incorporated in Singapore on 21 July 2021 with Company Registration No. 202125330M. As at the date of this Amalgamation Proposal, B2 Pubco has [●] ordinary shares in issue.

PG is a private company limited by shares incorporated in Singapore on 10 October 2006 with Company Registration No. 200615063H. As at the date of this Amalgamation Proposal, PG has [●] ordinary shares in issue.

1.3

Reasons for the Amalgamation. The Amalgamation is being undertaken in connection with and pursuant to the business combination transaction to be undertaken upon the terms and subject to the conditions of the Business Combination Agreement.

1.4

Section 215B Companies Act. This Amalgamation Proposal contains all the details required under Section 215B of the Companies Act. Subject to the conditions in paragraph 6.1 being fulfilled, the Amalgamation shall become effective on the Amalgamation Date.

2.	TERMS AND CONDITIONS OF THE AMALGAMATION

Terms. With effect from the Amalgamation Date:

2.1	B2 Pubco and PG will amalgamate and PG will continue as the surviving legal entity with the same name, in particular, but without limitation:

2.1.1	all the property, rights and privileges of B2 Pubco shall be transferred to and vest in, and all property, rights and privileges of PG shall continue with, the Amalgamated Company;

2.1.2

all the liabilities and obligations of B2 Pubco shall be transferred to and become the liabilities and obligations of, and all liabilities and obligations of PG shall continue with, the Amalgamated Company;

2.1.3	all proceedings pending by or against B2 Pubco may be continued by or against, and all proceedings pending by or against PG shall continue to be continuable by or against, the Amalgamated Company;

2.1.4

any conviction, ruling, order or judgment in favour of or against B2 Pubco may be enforced by or against, and any conviction, ruling, order or judgment in favour of or against PG shall continue to be enforceable by or against, the Amalgamated Company; and

2.1.5	the shares and rights of the members in each of B2 Pubco and PG shall be converted into the shares and rights provided for in this Amalgamation Proposal.

2.2	B2 Pubco will cease to exist as a separate legal entity;

2.3	all of the B2 Pubco Shares which are in issue will be converted into ordinary shares in the capital of the Amalgamated Company in the manner set out in paragraph 3.5.1 below;

2.4	all of the PG Shares held by the PG Shareholders will be cancelled and the PG Shareholders will receive consideration in the form of HoldCo Shares in the manner set out in paragraph 3.5.2 below; and

2.5	except as set out in this Amalgamation Proposal, the Amalgamation does not involve:

2.5.1	the making of any payment to any shareholder or director of B2 Pubco or PG

2.5.2	the sale or cancellation of any of PG’s assets (including any shares in its subsidiaries);

2.5.3	consideration for the issuance of the HoldCo Shares other than the cancellation of the PG Shares held by the PG Shareholders pursuant to paragraph 3.5.2 below; or

2.5.4

any change in the share capital, net asset position, balance sheet and profit and loss account of PG resulting directly from the Amalgamation, other than, as applicable: (a) to account for any costs and expenses incurred by B2 Pubco prior to the Amalgamation in connection with the transactions contemplated by the Business Combination Agreement; (b) adjustments to reflect the paid up share capital and any nominal cash holdings of B2 Pubco; (c) adjustments related to HoldCo’s direct or indirect effective assumption or novation of any outstanding or reserved warrants, options, restricted stock units, share awards and other securities of PG; and (d) any other adjustments that would occur by operation of law as the result of an amalgamation under Part VII of the Companies Act between PG and B2 Pubco.

2.6	[Transfer tax analysis and related mechanics to be confirmed and reflected prior to filing of final Amalgamation Proposal]

3.	AMALGAMATED COMPANY DETAILS

3.1	Name. The name of the Amalgamated Company as at the Amalgamation Date will be the same as the name of PG as at the date immediately preceding the Amalgamation Date, i.e. PropertyGuru Pte. Ltd.

3.2

Registered Office. The registered office of the Amalgamated Company as at the Amalgamation Date will be the same as the registered office of PG as at the date immediately preceding the Amalgamation Date, i.e. 1 Paya Lebar Link, #12-01-04, Paya Lebar Quarter, Singapore 408533.

3.3	Directors. The proposed Board of Directors of the Amalgamated Company is as follows:

Name	Residential or Alternate Address
[●]	[●]
[●]	[●]

3.4	Share Structure.

3.4.1

The number of shares in the capital of the Amalgamated Company (after the conversion of the B2 Pubco Shares held by HoldCo into shares in the capital of the Amalgamated Company pursuant to paragraph 3.5.1 below and the cancellation of all the PG Shares held by the PG Shareholders pursuant to paragraph 3.5.2 below) will be [●] ordinary shares, all of which will be held by HoldCo.

3.4.2

The rights, privileges, limitations and conditions that will be attached to each ordinary share in the capital of the Amalgamated Company as at the Amalgamation Date are set out in the Constitution of the Amalgamated Company.

3.4.3

All of the shares in the capital of the Amalgamated Company [are transferable in accordance with the relevant provisions of the Constitution of the Amalgamated Company i.e. regulations [●] to [●] as set out below]:

[To track language in the Constitution of the Amalgamated Company.]

3.4.4	Constitution. A copy of the proposed Constitution of the Amalgamated Company is attached as Schedule 1 to this Amalgamation Proposal.

3.5	Conversion of B2 Pubco Shares and Cancellation of PG Shares. Subject to the Amalgamation becoming effective:

3.5.1	Each B2 Pubco Share held by HoldCo immediately prior the Amalgamation Date, will be automatically converted into one ordinary share in the capital of the Amalgamated Company; and

3.5.2

all of the PG Shares held by each PG Shareholder immediately prior to the Amalgamation Date will be automatically cancelled (such cancellation of PG Shares of which shall not be deemed to be a reduction of share capital within the meaning of the Companies Act) and each PG Shareholder shall be entitled to receive, as consideration for such PG Share, upon delivery of the Letter of Transmittal (as defined in the Business Combination Agreement) in accordance with Section 4.2 of the Business Combination Agreement, such number of HoldCo Shares equal to the Exchange Ratio, provided that notwithstanding anything to the contrary contained herein, no fraction of a HoldCo Share shall be issued by virtue of the Amalgamation and each PG Shareholder who would otherwise be entitled to a fraction of a HoldCo Share (after aggregating all fractional HoldCo Shares that otherwise would be received by such PG Shareholder) shall instead have the number of HoldCo Shares issued to such PG Shareholder rounded up in the aggregate to the nearest whole HoldCo Share, the result of which will be that HoldCo will hold [●] ordinary shares in the capital of the Amalgamated Company, being all the ordinary shares in the capital of the Amalgamated Company, each of which will have identical rights, privileges, limitations and conditions attached to each existing PG Share.

4.	PAYMENT TO BE MADE TO ANY SHAREHOLDER OR DIRECTOR OF B2 PUBCO

4.1	Save as provided in paragraph 3.5 above, there will not be any payment made to any shareholder of B2 Pubco .

4.2	There will not be any payment made to any director of B2 Pubco.

5.	PAYMENT TO BE MADE TO ANY SHAREHOLDER OR DIRECTOR OF PG

5.1	Save as provided in paragraph 3.5 above, there will not be any payment made to any shareholder of PG.

5.2	[The following shareholders of PG are also directors of PG: [To be updated prior to the issue of the Amalgamation Proposal.]

5.2.1	[●]; and

5.2.2	[●],

and accordingly, save as provided in paragraph 3.5 above, there will not be any payment made to any director of PG.]

6.	ARRANGEMENTS TO COMPLETE AMALGAMATION

6.1	The arrangements necessary to complete the Amalgamation and to provide for the subsequent management and operation of the Amalgamated Company are:

6.1.1	the approval of HoldCo, as the sole shareholder of B2 Pubco , of the Amalgamation and this Amalgamation Proposal in accordance with Section 215C of the Companies Act;

6.1.2	the approval by the PG Shareholders of the Amalgamation and this Amalgamation Proposal in accordance with Section 215C of the Companies Act; and

6.1.3	the completion of the other procedures referred to in Sections 215A to 215J of the Companies Act, including:

(a)	the board of directors of each of B2 Pubco and PG having, prior to obtaining the approval of their respective shareholders:

(i)	resolved that the Amalgamation is in the best interest of B2 Pubco and PG (as the case may be); and

(ii)

made a solvency statement in relation to B2 Pubco or PG (as the case may be) in accordance with Section 215I of the Companies Act; and having made a solvency statement in relation to the Amalgamated Company in accordance with Section 215J of the Companies Act;

(b)	every director who voted in favour of the resolution and the making of the statements referred to in paragraph 6.1.3(a) above signing a declaration (a “Declaration”) stating:

(i)

that, in his opinion, the conditions specified in paragraph 6.1.3(a)(i) above, Section 215I(1)(a) and (b) of the Companies Act (in relation to each of B2 Pubco and PG, as the case may be) and Section 215J(1)(a) and (b) of the Companies Act (in relation to the Amalgamated Company) are satisfied; and

(ii)	the grounds for that opinion;

(c)	the board of directors of each of B2 Pubco and PG sending to every member of B2 Pubco and PG, not less than 21 days prior to obtaining the approval of their respective shareholders:

(i)	a copy of this Amalgamation Proposal;

(ii)	a copy of the Declarations given by the directors;

(iii)	a statement of any material interests of the directors, whether in that capacity or otherwise (if any); and

(iv)

such further information and explanation as may be necessary to enable a reasonable member of B2 Pubco and PG to understand the nature and implications, for B2 Pubco and PG and its respective members, of the Amalgamation;

(d)	the directors of each of B2 Pubco and PG having, not less than 21 days prior to obtaining the approval of their respective shareholders:

(i)	sent a copy of this Proposal to every secured creditor of each of B2 Pubco and PG (if any); and

(ii)	caused to be published in [insert daily English newspaper circulating generally in Singapore] a notice of the Amalgamation, including a statement that:

(1)	copies of this Amalgamation Proposal are available for inspection by any member or creditor of B2 Pubco and PG at their respective registered offices during ordinary business hours; and

(2)	a member or creditor of B2 Pubco and PG is entitled to be supplied free of charge with a copy of this Amalgamation Proposal upon request to B2 Pubco or PG (as the case may be); and

(e)

for the purpose of effecting the Amalgamation, the following documents have to be filed with the Accounting and Corporate Regulatory Authority of Singapore, together with payment of the prescribed filing fee of S$[400]:

(i)	this Amalgamation Proposal;

(ii)	the Declarations;

(iii)

a declaration signed by the directors of each of B2 Pubco and PG stating that the Amalgamation has been approved in accordance with the Companies Act and the memorandum and articles of association of each of B2 Pubco and PG; and

(iv)

a declaration signed by the proposed directors of the Amalgamated Company stating that, where the proportion of the claims of the creditors of the Amalgamated Company in relation to the value of the assets of the Amalgamated Company is greater than the proportion of the claims of the creditors of an amalgamating company in relation to the value of the assets of the amalgamating company, no creditor will be prejudiced by that fact.

6.2	In addition, the following conditions must be satisfied by or on the Amalgamation Date:

6.2.1	no court order being made under Section 215H of the Companies Act;

6.2.2	the merger of HoldCo and BT2, with HoldCo being the surviving entity, becoming effective in accordance with the Cayman Islands Companies Act (As Revised) (the “Merger Effective Time”);

6.2.3

since the Merger Effective Time, no stop order suspending the effectiveness of the Proxy/Registration Statement being issued and no proceedings for that purpose being initiated or threatened by the SEC and not withdrawn;

6.2.4

HoldCo continuing to satisfy any applicable initial and continuing listing requirements of the New York Stock Exchange (“NYSE”) and HoldCo not having received any notice of non-compliance therewith, and the HoldCo Shares to be issued in connection with the Amalgamation having been approved for listing on NYSE, subject to official notice of issuance;

6.2.5

since the Merger Effective Time, no Creditor Objection having been raised, or any such Creditor Objection which has been raised having been addressed such that no creditor of PG or B2 Pubco shall have the ability to delay the Amalgamation or cause the Amalgamation not to be consummated pursuant to this Amalgamation Proposal; and

6.2.6

since the Merger Effective Time, no Governmental Authority having enacted, issued, promulgated, enforced or entered any Law (whether temporary, preliminary or permanent) or Governmental Order that is then in effect and which has the effect of making the Amalgamation illegal or which otherwise prevents or prohibits consummation of the Amalgamation (any of the foregoing, an “Amalgamation Restraint”), other than any such Amalgamation Restraint that is immaterial of for which the relevant Governmental Authority does not have jurisdiction over any of the parties to the Business Combination Agreement with respect to the Transactions.

[To include any further agreed conditions precedent]

7.	COUNTERPARTS

This Amalgamation Proposal may be signed in any number of counterparts, all of which taken together shall constitute one and the same Amalgamation Proposal. Each of the persons named below may sign this Amalgamation Proposal on behalf of the B2 Pubco Board of Directors and the PG Board of Directors respectively by executing any such counterpart.

Dated this [●] day of [●] 2021

This proposal has been approved pursuant to the Meeting of the Board of Directors of B2 Pubco held on the [●] day of [●] 2021.

Name: [●]
Director
on behalf of the B2 Pubco Board of Directors

This proposal has been approved pursuant to the Directors’ Resolutions in Writing pursuant to Regulation [●] of the Constitution of PG dated the [●] day of [●] 2021.

Name: [●]
Director
on behalf of the PG Board of Directors

Schedule 1

Constitution of the Amalgamated Company post-Amalgamation

[●]

Schedule 2

PG Shareholders

[●]

EXHIBIT F

SUBSCRIPTION AGREEMENT

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (this “Subscription Agreement”) is entered into this 23rd day of July, 2021, by and among PropertyGuru Group Limited, a Cayman Islands exempted company (the “Issuer”), Bridgetown 2 Holdings Limited, a Cayman Islands exempted company (“Bridgetown 2”), and the undersigned (“Subscriber”).

WHEREAS, this Subscription Agreement is being entered into in connection with the Business Combination Agreement entered into as of the date hereof (as amended, modified, supplemented or waived from time to time in accordance with its terms, the “Business Combination Agreement”), among the Issuer, Bridgetown 2, PropertyGuru Pte. Ltd., a private limited company incorporated under the laws of Singapore (the “Company”) and other parties named therein, on the terms and subject to the conditions set forth therein (the transactions contemplated by the Business Combination Agreement, the “Transactions”; and the “Amalgamation Closing” as defined in the Business Combination Agreement shall be referred to herein as the “Transactions Closing”);

WHEREAS, in connection with the Transactions, Subscriber desires to subscribe for and purchase such number of ordinary shares in the Issuer, par value $0.0001 per share (the “Issuer Shares”) set forth on the signature page hereto (the “Shares”) for a purchase price of $10 per share (the “Per Share Purchase Price”), for the aggregate purchase price set forth on Subscriber’s signature page hereto (the “Purchase Price”), and the Issuer desires to issue and sell to Subscriber the Shares in consideration of the payment of the Purchase Price therefor by or on behalf of Subscriber to the Issuer, all on the terms and conditions set forth herein; and

WHEREAS, substantially concurrently with the execution of this Subscription Agreement, the Issuer is entering into (a) a separate subscription agreement with REA Group Ltd. (“REA”) (the “REA Subscription Agreement”) with an aggregate purchase price of $51,930,680 pursuant to the REA Subscription Agreement; and (b) separate subscription agreements with certain other “qualified institutional buyers” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) or certain institutional “accredited investors” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) (each, under this clause (b) an “Other Subscriber”) (the “Other Subscription Agreements”), severally and not jointly, with an aggregate purchase price pursuant to this Subscription Agreement and the Other Subscription Agreements of $131,930,680; and

WHEREAS, the aggregate number of Issuer Shares to be sold by the Issuer pursuant to this Subscription Agreement, the REA Subscription Agreement and the Other Subscription Agreements equals, as of the date hereof, 13,193,068 Issuer Shares.

NOW, THEREFORE, in consideration of the foregoing and the mutual representations, warranties and covenants, and subject to the conditions, herein contained, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

1.

Subscription. Subject to the terms and conditions hereof, at the Closing (as defined below), Subscriber hereby agrees to subscribe for and purchase, and the Issuer hereby agrees to issue and sell to Subscriber, upon the payment of the Purchase Price, the Shares (such subscription and issuance, the “Subscription”).

2.	Settlement Date and Delivery.

2.1

Closing. The closing of the Subscription contemplated hereby (the “Closing”) shall occur substantially concurrent with the consummation of the Transactions Closing (the date of the Closing, the “Closing Date”) subject to the terms and conditions set forth herein; provided that the Closing shall occur after the Merger Effective Time (as defined in the Business Combination Agreement, the “Merger Effective Time”). Not less than five (5) business days prior to the anticipated Closing Date, the Issuer shall provide written notice to Subscriber (the “Closing Notice”) of such anticipated Closing Date. Subscriber shall deliver on or before two (2) business days prior to the anticipated Closing Date the Purchase Price for the Shares by wire transfer of U.S. dollars in immediately available funds to the escrow account specified by the Issuer in the Closing Notice, to be held by the escrow agent until the Transactions Closing. Not later than one (1) business day after the Closing Date, the Issuer shall deliver to Subscriber (1) the Shares in book entry form, free and clear of any liens or other restrictions (other than those arising under applicable securities laws), in the name of Subscriber (or its nominee in accordance with its delivery instructions) or to a custodian designated by Subscriber, as applicable; and (2) a copy of the records of the Issuer’s transfer agent (the “Transfer Agent”) or other evidence showing Subscriber as the owner of the Shares on and as of the Closing Date. For purposes of this Subscription Agreement, “business day” shall mean a day, other than a Saturday, Sunday or other day on which commercial banks in New York, the Cayman Islands or Singapore are authorized or required by law to close. In the event the Closing Date does not occur within two (2) business days after the anticipated Closing Date identified in the Closing Notice, the Issuer shall cause the escrow agent to promptly (but not later than two (2) business days thereafter) return the Purchase Price to Subscriber by wire transfer of U.S. dollars in immediately available funds to the account specified by Subscriber, and any book entries shall be deemed cancelled; provided that unless this Subscription Agreement has been terminated pursuant to Section 5, such return of funds shall not terminate this Subscription Agreement or relieve Subscriber of its obligation to purchase the Shares at the Closing upon delivery of a new Closing Notice in accordance with the terms of this Section 2.1. Prior to or at Closing, Subscriber shall deliver to Issuer a duly completed and executed Internal Revenue Service Form W-9 or appropriate Form W-8.

2.2

Conditions to Closing of the Issuer. The Issuer’s obligations to sell and issue the Shares at the Closing are subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

(a)

Representations and Warranties Correct. The representations and warranties made by Subscriber in Section 3.3 shall be true and correct as of the Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or “Subscriber Material Adverse Effect” (as defined in Section 3.3(c) below) or another similar materiality qualification set forth herein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Subscriber Material Adverse Effect.

(b)

Closing of the Transactions. All conditions precedent to the Issuer’s, the Company’s and Amalgamation Sub’s (as defined in the Business Combination Agreement, “Amalgamation Sub”) and Bridgetown 2’s obligations to effect the Transactions Closing shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transactions Closing but subject to satisfaction or waiver thereof), the Merger Closing (as defined in the Business Combination Agreement, the “Merger Closing”) shall have been consummated prior to the Closing and the Closing will be consummated substantially concurrently with the Transactions Closing.

(c)

Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, law, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.

(d)

Regulatory. If required by applicable governmental authorities (including, but not limited to, financial services or banking authorities), rules, regulations, orders, policies or procedures, Subscriber shall have been found suitable by such authorities.

(e)

Performance and Compliance under Subscription Agreement. Subscriber shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of Subscriber to consummate the Closing.

2.3

Conditions to Closing of Subscriber. Subscriber’s obligation to subscribe for and purchase the Shares at the Closing is subject to the fulfillment or (to the extent permitted by applicable law) written waiver, on or prior to the Closing Date, of each of the following conditions:

(a)	Representations and Warranties Correct.

(i)

The representations and warranties made by the Issuer in Section 3.1 shall be true and correct as of the Closing Date, (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or Issuer Material Adverse Effect (as defined in Section 3.1(d) below) or another similar materiality qualification set forth herein), individually or in the aggregate, has not had, and would not reasonably be expected to have, an Issuer Material Adverse Effect.

(ii)

The representations and warranties made by Bridgetown 2 in Section 3.2 shall be true and correct as of the Closing Date (except with respect to such representations and warranties which speak as to an earlier date, which representations and warranties shall be true and correct at and as of such date) except for the failure of such representations and warranties to be true and correct that (without giving effect to any limitation as to “materiality” or Bridgetown 2 Material Adverse Effect (as defined in Section 3.2(c) below), as the case may be, or another similar materiality qualification set forth herein), individually or in the aggregate, has not had, and would not reasonably be expected to have, a Bridgetown 2 Material Adverse Effect.

(b)

Closing of the Transactions. All conditions precedent to the Issuer’s, the Company’s and Amalgamation Sub’s and Bridgetown 2’s obligations to effect the Transactions Closing shall have been satisfied or waived (other than those conditions that, by their nature, may only be satisfied at the consummation of the Transactions Closing but subject to satisfaction or waiver thereof), the Merger Closing shall have been consummated prior to the Closing, and the Closing will be consummated substantially concurrently with the Transactions Closing.

(c)

Legality. There shall not be in force any order, judgment, injunction, decree, writ, stipulation, determination or award, in each case, entered by or with any governmental authority, law, statute, rule or regulation enjoining or prohibiting the consummation of the Subscription.

(d)

Performance and Compliance under Subscription Agreement. The Issuer shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Subscription Agreement to be performed, satisfied or complied with by it at or prior to the Closing, except where the failure of such performance or compliance would not or would not reasonably be expected to prevent, materially delay, or materially impair the ability of the Issuer to consummate the Closing.

(e)

Business Combination Agreement. The terms of the Business Combination Agreement (including the conditions thereto) shall not have been amended or waived in a manner that would reasonably be expected to be materially adverse to the economic benefits Subscriber reasonably expects to receive under this Subscription Agreement.

(f)

Listing. (i) The Issuer’s initial listing application with New York Stock Exchange (“NYSE”) in connection with the Transactions shall have been conditionally approved and, the Issuer shall be able to satisfy any applicable initial and continuing listing requirements of NYSE immediately following the Transaction Closing and the Issuer shall not have received any written notice of non-compliance therewith, and (ii) the Shares shall have been approved for listing on NYSE, subject to official notice of issuance.

3.	Representations, Warranties and Agreements.

3.1	Issuer’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, the Issuer hereby represents and warrants to Subscriber as follows:

(a)

The Issuer is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. The Issuer has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

At Closing, subject to the receipt of the Purchase Price in accordance with the terms of this Subscription Agreement and registration by the Transfer Agent, the Shares will be duly authorized, validly issued and allotted and fully paid, free and clear of any liens or other encumbrances (other than those arising under applicable securities laws) and will not have been issued in violation of or subject to any preemptive or similar rights created under the Issuer’s organizational documents (as in effect at such time of issuance) or the laws of the Cayman Islands.

(c)

This Subscription Agreement has been duly authorized, executed and delivered by the Issuer and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber and Bridgetown 2, is the valid and binding obligation of the Issuer and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(d)

The execution, delivery and performance of this Subscription Agreement (including compliance by the Issuer with all of the provisions hereof), issuance and sale of the Shares and the consummation of the other transactions contemplated herein, including the Transactions, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Issuer pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Issuer is a party or by which the Issuer is bound or to which any of the property or assets of the Issuer is subject, which would reasonably be expected to have a material adverse effect on the ability of the Issuer to enter into and timely perform its obligations under this Subscription Agreement, including the issuance and sale of the Shares (an “Issuer Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of the Issuer or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Issuer or any of its properties that would reasonably be expected to have an Issuer Material Adverse Effect.

(e)

As of the date of this Subscription Agreement, the authorized share capital of the Issuer consists of $50,000 divided into 500,000,000 ordinary shares, with a par value of $0.0001 each, of which one such share is validly issued and fully paid, and are not subject to preemptive rights or encumbrances. As of the date of this Subscription Agreement, except as set forth above and pursuant to the REA Subscription Agreement, the Other Subscription Agreements, the Business Combination Agreement, the other Transaction Documents (as defined in the Business Combination Agreement, the “Transaction Documents”) and the transactions contemplated thereby, there are no outstanding (i) shares, equity interests or voting securities of the Issuer, (ii) securities of the Issuer convertible into or exchangeable for shares or other equity interests or voting securities of the Issuer, or (iii) options, warrants or other rights (including preemptive rights) or agreements, arrangements or commitments of any character, whether or not contingent, of the Issuer to subscribe for, purchase or acquire from any individual, entity or other person, and no obligation of the Issuer to issue, any shares or other equity interests or voting securities of the Issuer (collectively, the “Equity Interests”) or securities convertible into or exchangeable or exercisable for Equity Interests. As of the date of this Subscription Agreement, there are no shareholder agreements, voting trusts or other agreements or understandings to which the Issuer is a party or by which it is bound relating to the voting of any securities of the Issuer, other than as contemplated by the Business Combination Agreement, the other Transaction Documents and the transactions contemplated thereby.

(f)

Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.3, in connection with the offer, sale and delivery of the Shares in the manner contemplated by this Subscription Agreement, no registration under the Securities Act is required for the offer and sale of the Shares by the Issuer to Subscriber. The Shares (i) were not offered to Subscriber by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) to the Issuer’s knowledge are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(g)

The Issuer has provided Subscriber an opportunity to ask questions regarding the Issuer and made available to Subscriber all the information reasonably available to the Issuer that Subscriber has reasonably requested to make an investment decision with respect to the Shares.

(h)

Neither the Issuer, nor any person acting on its behalf has, directly or indirectly, made any offers or sales of any Issuer security or solicited any offers to buy any security under circumstances that would adversely affect reliance by the Issuer on Section 4(a)(2) of the Securities Act for the exemption from registration for the transactions contemplated hereby or would require registration of the issuance of the Shares under the Securities Act.

(i)

Except for such matters as would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of the Issuer, threatened against the Issuer, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against the Issuer.

(j)

The Issuer has not received any written communication from a governmental authority that alleges that the Issuer is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

(k)

Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 3.3, the Issuer is not required to obtain any material consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization or other person in connection with the issuance of the Shares pursuant to this Subscription Agreement, other than (i) filings with the Securities and Exchange Commission (the “Commission”), (ii) filings required by applicable state or federal securities laws, (iii) the filings required in accordance with Section 7.19; (iv) those required by NYSE, (v) those required to consummate the Transactions Closing as provided under the Business Combination Agreement, and (vi) filings, the failure of which to obtain would not be reasonably be expected to have, individually or in the aggregate, an Issuer Material Adverse Effect.

(l)

Upon consummation of the Transactions Closing, the Issuer Shares will be registered pursuant to Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and will be listed for trading on NYSE, and the Shares will be approved for listing on NYSE, subject to official notice of issuance.

(m)

Neither the Issuer nor any person acting on its behalf is under any obligation to pay any broker’s fee, finder’s fee or other fee or commission in connection with the sale of the Shares, other than the fact that Bridgetown 2 is responsible for the payment of any fees, costs, expenses and commissions of Merrill Lynch (Singapore) Pte. Ltd., Citigroup Global Markets Inc., KKR Capital Markets Asia Limited and TPG Capital BD, LLC (the “Placement Agents”, each a “Placement Agent”), and such obligations shall become obligations of the Issuer upon the occurrence of the Merger Closing.

(n)

The Issuer acknowledges and agrees that, notwithstanding anything herein to the contrary, the Shares may be pledged by Subscriber in connection with a bona fide margin agreement, which shall not be deemed to be a transfer, sale or assignment of the Shares hereunder, and Subscriber effecting a pledge of Shares shall not be required to provide the Issuer with any notice thereof or otherwise make any delivery to the Issuer pursuant to this Subscription Agreement.

(o)

The Issuer is not, and immediately after the Transactions Closing will not be, (i) an “investment company” or a company “controlled” by an “investment company” within the meaning of the Investment Company Act of 1940, as amended (the “Investment Company Act”), and as such subject to registration as an “investment company” under the Investment Company Act or (ii) a “business development company” (as defined in Section 2(a)(48) of the Investment Company Act).

(p)

There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or, to the knowledge of the Issuer, threatened against or affecting the Issuer or any of the Issuer’s properties or rights that affects or would reasonably be expected to affect the Issuer’s ability to consummate the transactions contemplated by this Subscription Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against the Issuer or any of the Issuer’s properties or rights that affects or would reasonably be expected to affect the Issuer’s ability to consummate the transactions contemplated by this Subscription Agreement.

(q)

The Other Subscription Agreements reflect the same Per Share Purchase Price and other terms and conditions with respect to the purchase of Issuer Shares that are no more favorable to such subscriber thereunder than the terms of this Subscription Agreement, other than (i) terms particular to the regulatory requirements of such subscriber or its affiliates or related funds that are mutual funds or are otherwise subject to regulations related to the timing of funding and the issuance of the related Issuer Shares and (ii) where such subscriber was identified by the Company and not any Placement Agent, the fact that (A) the Placement Agents are not third-party beneficiaries under such Other Subscription Agreement and (B) such subscriber may be a natural person.

3.2	Bridgetown 2’s Representations, Warranties and Agreements. To induce Subscriber to purchase the Shares, Bridgetown 2 hereby represents and warrants to Subscriber as follows:

(a)

Bridgetown 2 is an exempted company duly incorporated, validly existing and in good standing under the laws of the Cayman Islands. Bridgetown 2 has all power (corporate or otherwise) and authority to own, lease and operate its properties and conduct its business as presently conducted and to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

This Subscription Agreement has been duly authorized, executed and delivered by Bridgetown 2 and, assuming that this Subscription Agreement constitutes the valid and binding obligation of Subscriber, is the valid and binding obligation of Bridgetown 2 and is enforceable against it in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally and (ii) principles of equity, whether considered at law or equity.

(c)

The execution, delivery and performance of this Subscription Agreement (including compliance by Bridgetown 2 with all of the provisions hereof), issuance and sale of the Shares and the consummation of the certain other transactions contemplated herein, including the Transactions, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Bridgetown 2 pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Bridgetown 2 is a party or by which Bridgetown 2 is bound or to which any of the property or assets of Bridgetown 2 is subject, which would reasonably be expected to have a material adverse effect on the ability of Bridgetown 2 to enter into and timely perform its obligations under this Subscription Agreement (a “Bridgetown 2 Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of

Bridgetown 2 or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Bridgetown 2 or any of its properties that would reasonably be expected to have a Bridgetown 2 Material Adverse Effect.

(d)

Except for such matters as have not had and would not reasonably be expected to have, individually or in the aggregate, a Bridgetown 2 Material Adverse Effect, there is no (i) action, suit, claim or other proceeding, in each case by or before any governmental authority pending, or, to the knowledge of Bridgetown 2, threatened against Bridgetown 2, or (ii) judgment, decree, injunction, ruling or order of any governmental entity or arbitrator outstanding against Bridgetown 2.

(e)

There is no civil, criminal or administrative suit, action, proceeding, arbitration, investigation, review or inquiry pending or, to the knowledge of Bridgetown 2, threatened against or affecting Bridgetown 2 or any of Bridgetown 2’s properties or rights that affects or would reasonably be expected to affect Bridgetown 2’s ability to consummate the transactions contemplated by this Subscription Agreement, nor is there any decree, injunction, rule or order of any governmental authority or arbitrator outstanding against Bridgetown 2 or any of Bridgetown 2’s properties or rights that affects or would reasonably be expected to affect Bridgetown 2’s ability to consummate the transactions contemplated by this Subscription Agreement.

(f)

Bridgetown 2 is in compliance with all applicable laws, except where such non-compliance would not reasonably be expected to have a Bridgetown 2 Material Adverse Effect. Bridgetown 2 has not received any written communication from a governmental authority that alleges that Bridgetown 2 is not in compliance with or is in default or violation of any applicable law, except where such non-compliance, default or violation would not reasonably be expected to have, individually or in the aggregate, a Bridgetown 2 Material Adverse Effect.

3.3

Subscriber’s Representations, Warranties and Agreements. To induce the Issuer to issue the Shares to Subscriber, Subscriber hereby represents and warrants to the Issuer and Bridgetown 2 and acknowledges and agrees with the Issuer and Bridgetown 2 as follows:

(a)

Subscriber has been duly formed or incorporated and is validly existing and, where such concept is recognized, in good standing under the laws of its jurisdiction of incorporation or formation, with power and authority to enter into, deliver and perform its obligations under this Subscription Agreement.

(b)

This Subscription Agreement has been duly authorized, validly executed and delivered by Subscriber. Assuming that this Subscription Agreement constitutes the valid and binding agreement of the Issuer and Bridgetown 2, this Subscription Agreement is the valid and binding obligation of Subscriber and is enforceable against Subscriber in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(c)

The execution, delivery and performance by Subscriber of this Subscription Agreement and the consummation of the transactions contemplated herein do not and will not (where such Subscriber is an “employee benefit plan” under ERISA, subject to the assumption that the assets of the Issuer do not constitute “plan assets” under ERISA), (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of Subscriber or any of its subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which Subscriber or any of its subsidiaries is a party or by which Subscriber or any of its subsidiaries is bound or to which any of the property or assets of Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on Subscriber’s ability to enter into and timely perform its obligations under this Subscription Agreement

(a “Subscriber Material Adverse Effect”), (ii) result in any violation of the provisions of the organizational documents of Subscriber or any of its subsidiaries or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect.

(d)

Subscriber (i) is a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act) or an institutional “accredited investor” (within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act) satisfying the applicable requirements set forth on Schedule I, (ii) if resident in a member state of the European Economic Area, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 of the European Parliament and of the Council of 14 June 2017 on the prospectus to be published when securities are offered to the public or admitted to trading on a regulated market (the “EU Prospectus Regulation”), (iii) if resident in the United Kingdom, is a “qualified investor” within the meaning of Regulation (EU) 2017/1129 as it forms part of domestic law by virtue of the European Union (Withdrawal) Act 2018 (the “UK Prospectus Regulation”), (iv) is aware that the sale to it is being made in reliance on a private placement exemption from registration under the Securities Act and is acquiring the Shares only for its own account and not for the account of others, or if Subscriber is subscribing for the Shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a “qualified institutional buyer” or an institutional “accredited investor” and Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations, warranties and agreements herein on behalf of each owner of each such account, for investment purposes only and not with a view to any distribution of the Shares in any manner that would violate the securities laws of the United States or any other applicable jurisdiction and (v) is not acquiring the Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule I following the signature page hereto) and is not a party to or bound by a binding commitment to sell or otherwise dispose of the Shares. Subscriber acknowledges that the offering meets the exemptions from filing under Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 5123(b)(1)(C) or (J). The information provided by Subscriber on Schedule I is true and correct in all respects.

(e)

Together with its investment adviser, if applicable, Subscriber understands that the Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act, or any “offer of securities to the public” within the meaning of the EU Prospectus Regulation or the UK Prospectus Regulation, and that the offer and sale of the Shares have not been registered under the Securities Act or any other applicable securities laws. Subscriber understands that the Shares may not be resold, transferred, pledged or otherwise disposed of by Subscriber absent an effective registration statement under the Securities Act, except (i) to the Issuer or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur solely outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act or in a transaction not subject thereto, and in each case, in accordance with any applicable securities laws of the states and other jurisdictions where such offers and sales are made, and that any book entries representing the Shares shall contain a legend to such effect. Subscriber acknowledges that the Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Subscriber understands and agrees that the Shares will be subject to the foregoing transfer restrictions and, as a result, Subscriber may not be able to readily resell the Shares and may be required to bear the financial risk of an investment in the Shares for an indefinite period of time. Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Shares.

(f)

Subscriber is purchasing the Shares directly from the Issuer. Subscriber further acknowledges that there have been no representations, warranties, covenants or agreements made to Subscriber by the Issuer or Bridgetown 2 or any of their respective affiliates, officers or directors, expressly or by implication, other than those representations, warranties, covenants and agreements of the Issuer and Bridgetown 2 expressly set forth in this Subscription Agreement, and Subscriber is not relying on any representations, warranties or covenants other than those expressly set forth in this Subscription Agreement.

(g)

Subscriber’s acquisition and holding of the Shares will not (where such Subscriber is an “employee benefit plan” under ERISA, subject to the assumption that the assets of the Issuer do not constitute “plan assets” under ERISA) constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(h)

Together with its investment adviser if applicable, in making its decision to purchase the Shares, Subscriber has relied solely upon an independent investigation made by Subscriber and each of the Issuer’s and Bridgetown 2’s representations, warranties and agreements contained in Section 3.1 and Section 3.2, respectively. Without limiting the generality of the foregoing, Subscriber has not relied on any statements or other information provided by anyone (including, without limitation, the Placement Agents, any of their respective affiliates or any control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing) other than the Issuer and Bridgetown 2 concerning the Issuer or Bridgetown 2, respectively, or the Shares or the offer and sale of the Shares. Subscriber has received access to and has had an adequate opportunity to review, such financial and other information as Subscriber deems necessary in order to make an investment decision with respect to the Shares, including with respect to the Issuer or any of its affiliates and consolidated affiliated entities (together with the Issuer, the “Group”), Bridgetown 2, the Company and the Transactions and made its own assessment and is satisfied concerning the relevant tax and other economic considerations relevant to Subscriber’s investment in the Shares. Subscriber has received access to and has had an adequate opportunity to review the documents made available to Subscriber by Bridgetown 2 and the Company. Subscriber and Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions and receive such answers from Bridgetown 2 and the Company or any person or persons acting on their behalf concerning the terms and conditions of an investment in the Shares, have obtained such materials or information as Subscriber and such Subscriber’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Shares and have independently made their own analysis and decision to invest in the Shares. Subscriber also acknowledges that the historical financial data concerning the Company and its subsidiaries, as well as the Malaysian and Thai assets of REA which are the subject of a pending sale to the Company (the “REA Assets”), have been derived based on the Company’s and its subsidiaries management accounts (and in the case of the REA Assets, the management accounts of REA) in accordance with International Financial Reporting Standards, or IFRS, and has not been reviewed or audited in accordance with PCAOB standards. There can be no assurance that the Company’s or Bridgetown 2’s audited or reviewed results, or those relating to the REA Assets, for the relevant financial years and periods will not differ from the financial data presented to Subscriber and such changes could be material. Based on such information as Subscriber has deemed appropriate and without reliance upon any Placement Agent, Subscriber has independently made his/her/its own analysis and decision to enter into the Subscription. Subscriber acknowledges that no disclosure or offering document has been prepared in connection with the offer and sale of the Shares. Except for the representations, warranties and agreements of the Issuer and Bridgetown 2 expressly set forth in this Subscription Agreement, Subscriber is relying exclusively on his/her/its own sources of information, investment analysis and the due diligence (including professional advice Subscriber deems appropriate) with respect to the Subscription, the Issuer Shares and the business, condition (financial and otherwise), management, operations, properties and prospects of the Issuer or the Company and its subsidiaries or relating to the REA Assets, including but not limited to all business, legal, regulatory, accounting, financial, credit and tax matters. Subscriber further acknowledges that the information provided to Subscriber is preliminary and subject to change. Subscriber expressly acknowledges that the closing of the sale and purchase of the REA Assets (the “REA Closing”) is subject to the satisfaction of certain closing conditions (the “REA CPs”), including REA’s divestment of its 27% interest in 99 Group (the operator of the websites 99.co, iProperty.com.sg and rumah123.com) and the REA Closing may therefore not occur. Subscriber acknowledges that the status of the REA CPs or the failure of the REA Closing to be consummated shall not affect Subscriber’s obligations under this Subscription Agreement.

(i)	Subscriber acknowledges and agrees that:

(i) each of the Placement Agents is acting solely as the Issuer’s placement agent in connection with the Subscription and each Placement Agent may have affiliates that act as an advisor to the Company in connection with the Transactions; none of the Placement Agents is acting as an underwriter or in any other capacity and is not and shall not be construed as a fiduciary for Subscriber in connection with the Subscription;

(ii) neither the Placement Agents nor any of their respective directors, officers, employees, advisors, representatives and controlling persons have made, nor will any of such persons make, any representation or warranty, whether express or implied, of any kind or character nor have any such persons provided any advice or recommendation in connection with the Subscription;

(iii)    certain information provided to it was based on projections, and such projections were prepared based on assumptions and estimates that are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the projections. Subscriber acknowledges and agrees that such information and projections were prepared without the participation of the Placement Agents or Bridgetown 2 and that neither the Placement Agents nor Bridgetown 2 assume responsibility for independent verification of, or the accuracy or completeness of, such information or projections;

(iv) the Placement Agents and their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Issuer, Bridgetown 2 or the Shares or the accuracy, completeness or adequacy of any information supplied to it by the Issuer or Bridgetown 2;

(v) Subscriber has not relied on any statement, representation, warranty or information made or provided by the Placement Agents, or any of their respective affiliates or any control persons, officers, directors, employees, agents or representatives of any of the foregoing, with respect to its decision to invest in the Shares, and the Placement Agents will have no responsibility with respect to (A) any representations, warranties or agreements made by any person or entity under or in connection with the Subscription or any of the documents furnished pursuant thereto or in connection therewith, or the execution, legality, validity or enforceability (with respect to any person) of any thereof, or (B) the business, affairs, financial condition, operations, properties or prospects of, or any other matter concerning, the Group or the Subscription; and

(vi) neither the Placement Agents nor any of their respective affiliates, subsidiaries, directors, officers, agents or employees shall have any liability (including for or with respect to any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements incurred by Subscriber, Bridgetown 2 or the Company or any other person or entity), whether in contract, tort or otherwise, to Subscriber, or to any person claiming through Subscriber, in respect of the Subscription.

(j)

Subscriber became aware of this offering of the Shares solely by means of direct contact from either the Placement Agents, the Issuer or Bridgetown 2 as a result of a pre-existing substantive relationship (as interpreted in guidance from the Commission under the Securities Act) with the Issuer, Bridgetown 2 or their representatives, and the Shares were offered to Subscriber solely by direct contact between Subscriber and the Placement Agents, the Issuer or Bridgetown 2. Subscriber did not become aware of this offering of the Shares, nor were the Shares offered to Subscriber, by any other means. Subscriber acknowledges that the Placement Agents have not acted as an underwriter with respect to the Shares or the transactions contemplated by this Subscription Agreement or as its financial advisor or fiduciary. Subscriber acknowledges that the Shares (i) were not offered to it by any form of general solicitation or general advertising, including methods described in section 502(c) of Regulation D under the Securities Act and (ii) are not being offered to it in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

(k)

Together with its investment adviser, if applicable, Subscriber is aware that there are substantial risks incident to the purchase and ownership of the Shares. Subscriber is able to fend for itself in the transactions contemplated herein. Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and Subscriber has sought such accounting, legal and tax advice as Subscriber has considered necessary to make an informed investment decision. Subscriber understands and acknowledges that (A) it (i) is an institutional account as defined in FINRA Rule 4512(c), (ii) is a sophisticated investor, experienced in investing in financial and business transactions and capable of evaluating investment risks independently, both in general and with regard to all transactions and investment strategies involving a security or securities and (iii) has exercised independent judgment in evaluating its participation in the purchase of the Shares and (B) the purchase and sale of the Shares hereunder meets (1) the exemptions from filing under FINRA Rule 5123(b)(1)(A) and (2) the institutional customer exemption under FINRA Rule 2111(b).

(l)

Subscriber, alone, or together with any professional advisor(s), has analyzed and considered the risks of an investment in the Shares and determined that the Shares are a suitable investment for Subscriber and that Subscriber is able at this time and in the foreseeable future to bear the economic risk of its investment and can afford a total loss of Subscriber’s investment in the Issuer. Subscriber acknowledges specifically that a possibility of total loss exists.

(m)

Subscriber understands that no federal or state agency has passed upon or endorsed the merits of the offering of the Shares or made any findings or determination as to the fairness of an investment in the Shares.

(n)

Neither the Subscriber nor any of its officers, directors, managers, managing members, general partners or any other person acting in a similar capacity or carrying out a similar function is (i) a person that is the target of economic or financial sanctions or trade embargoes imposed, administered or enforced from time to time by relevant governmental authorities, including, but not limited to those administered by the U.S. government through the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Department of State, the United Nations Security Council, the European Union, or Her Majesty’s Treasury of the United Kingdom (collectively, “Sanctions”), (ii) a person listed in any Sanctions-related list of sanctioned persons maintained by OFAC or the U.S. Department of State, the United Nations Security Council, the European Union, or any EU member state, including the United Kingdom (collectively, “Sanctions Lists”), (iii) organized, incorporated, established, located, resident or born in, or a citizen, national, or the government, including any political subdivision, agency, or instrumentality thereof, of, Cuba, Iran, North Korea, Syria, Venezuela, the Crimea region of Ukraine, or any other country or territory embargoed or subject to substantial trade restrictions by the United States, the European Union or any individual European Union member state, including the United Kingdom; (iv) directly or indirectly owned or controlled by, or acting on behalf of, any such person or persons on a Sanctions Lists; (v) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (vi) a non-U.S. shell bank (collectively, a “Prohibited Investor”) or providing banking services indirectly to a non-U.S. shell bank. Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law; provided, that Subscriber is permitted to do so under applicable law. Subscriber represents that (i) if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.), as amended by the USA PATRIOT Act of 2001, and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that Subscriber maintains policies and procedures reasonably designed to ensure compliance with applicable obligations under the BSA/PATRIOT Act, and (ii) to the extent required, it maintains policies and procedures reasonably designed to ensure compliance with the anti-money laundering-related laws administered and enforced by other governmental authorities. Subscriber also represents that it maintains policies and procedures reasonably designed to ensure compliance with sanctions programs administered by OFAC, the European Union and any European Union member state, including the United Kingdom, including for the screening of its investors against the Sanctions Lists and the OFAC sanctions programs. Subscriber further represents and warrants that it maintains policies and procedures reasonably designed to ensure the funds held by Subscriber and used to purchase the Shares were legally derived and were not obtained, directly or indirectly, from a Prohibited Investor.

(o)

If Subscriber is or is acting on behalf of an employee benefit plan that is subject to Title I of ERISA, a plan, an individual retirement account or other arrangement that is subject to section 4975 of the Code or an employee benefit plan that is a governmental plan (as defined in section 3(32) of ERISA), a church plan (as defined in section 3(33) of ERISA), a non-U.S. plan (as described in section 4(b)(4) of ERISA) or other plan that is not subject to the foregoing but may be subject to provisions under any other federal, state, local, non-U.S. or other laws or regulations that are similar to such provisions of ERISA or the Code (“Similar Law”), or an entity whose underlying assets are considered to include “plan assets” of any such plan, account or arrangement (each, a “Plan”) subject to the fiduciary or prohibited transaction provisions of ERISA or section 4975 of the Code, Subscriber represents and warrants that none of Bridgetown 2, the Issuer, the Company nor any of their respective affiliates (the “Transaction Parties”) has provided investment advice or otherwise acted as the Plan’s fiduciary, with respect to its decision to acquire and hold the Shares, and none of the Transaction Parties is or shall at any time be the Plan’s fiduciary with respect to any decision in connection with its investment in the Shares (including with respect to any decision to acquire, continue to hold or transfer the Shares).

(p)

Except as expressly disclosed in a Schedule 13D or Schedule 13G (or amendments thereto) filed by Subscriber with the Commission with respect to the beneficial ownership of Bridgetown 2’s ordinary shares prior to the date hereof, Subscriber is not currently (and at all times through Closing will refrain from being or becoming) a member of a “group” (within the meaning of Section 13(d)(3) or Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) acting for the purpose of acquiring, holding or disposing of equity securities of Bridgetown 2 (within the meaning of Rule 13d-5(b)(1) under the Exchange Act).

(q)

No foreign person (as defined in Section 721 of the Defense Production Act of 1950, as amended (50 U.S.C. §4565), and all rules and regulations issued and effective thereunder (together, the “DPA”)) in which the national or subnational governments of a single foreign state have a “substantial interest” (as defined in the DPA) will acquire a “substantial interest” (as defined in the DPA) in the Issuer as a result of the purchase of Shares by Subscriber hereunder such that a filing before the Committee on Foreign Investment in the United States would be required under the DPA, and no such foreign person will have “control” (as defined in the DPA) over the Issuer from and after the Closing as a result of the purchase of Shares by Subscriber hereunder.

(r)

On each date the Purchase Price would be required to be funded to the Issuer pursuant to Section 2.1, Subscriber will have sufficient immediately available funds to pay the Purchase Price pursuant to Section 2.1.

(s)

Subscriber acknowledges that it is not relying upon, and has not relied upon, any statement, representation or warranty made by any person, firm or corporation (including Bridgetown 2, the Issuer, the Company, the Placement Agents, any of their respective affiliates or any of its or their respective control persons, officers, directors, employees, partners, agents or representatives of any of the foregoing), other than the representations and warranties of the Issuer and Bridgetown 2 expressly set forth in this Subscription Agreement, in making its investment or decision to invest in the Issuer. Subscriber agrees that no Other Subscriber or REA (including the controlling persons, officers, directors, partners, agents or employees of any such Other Subscriber or REA) shall be liable to

Subscriber pursuant to this Subscription Agreement (or any Other Subscriber pursuant to any Other Subscription Agreement or REA pursuant to the REA Subscription Agreement) or any other agreement related to the private placement of shares of the Issuer’s capital stock for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares hereunder. Subscriber agrees that none of the Placement Agents, their respective affiliates or any of their respective control persons, officers, directors or employees shall be liable to Subscriber (including in contract, tort, under federal or state securities laws or otherwise) for any action heretofore or hereafter taken or omitted to be taken by any of them in connection with Subscriber’s purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith, as expressly provided herein, or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind provided to Subscriber concerning Bridgetown 2, the Issuer, the Company, this Subscription Agreement or the transactions contemplated hereby. On behalf of itself and its affiliates, the Subscriber releases the Placement Agents in respect of any losses, claims, damages, obligations, penalties, judgments, awards, liabilities, costs, expenses or disbursements related to the Subscription. Subscriber agrees not to commence any litigation or bring any claim against any of the Placement Agents in any court or any other forum which relates to, may arise out of, or is in connection with, the Subscription. Subscriber gives this release freely and after obtaining independent legal advice.

(t)

No broker, finder or other financial consultant is acting on Subscriber’s behalf in connection with this Subscription Agreement or the transactions contemplated hereby in such a way as to create any liability of Bridgetown 2, the Company or the Issuer or their respective affiliates for the payment of any fees, costs, expenses or commissions.

(u)

Subscriber (for itself and for each account for which it is acquiring the Shares) is aware of and acknowledges the fact that, in addition to their capacity as a Placement Agent in connection with the Subscription, (i) Citigroup Global Markets Inc. acted as a book-running manager of the initial public offering of Bridgetown 2; (ii) Merrill Lynch (Singapore) Pte. Ltd. is acting as financial advisor to the Company in connection with the Transactions; (iii) KKR Capital Markets Asia Limited is under common control with one of its affiliates, Epsilon Asia Holdings II Pte. Ltd., and Epsilon Asia Holdings II Pte. Ltd. is an existing shareholder of the Company and therefore conflicts of interest may arise between the duties of KKR Capital Markets Asia Limited and the interests of the Company and (iv) TPG Capital BD, LLC is under common control of TPG Asia VI SF Pte. Ltd, with TPG Asia VI SF Pte. Ltd being an existing shareholder of the Company, whose interests may conflict with those of Bridgetown 2.

4.	Registration Statement.

4.1

The Issuer agrees that, within forty-five (45) calendar days after the consummation of the Transactions Closing (the “Filing Date”), the Issuer will file with the Commission (at the Issuer’s sole cost and expense) a registration statement registering the resale of the Shares (the “Registration Statement”), and the Issuer shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 60th calendar (or the 90th calendar day if the Commission notifies the Issuer that it will “review” the Registration Statement) following the Filing Date and (ii) the tenth (10th) business day after the date the Issuer is notified (orally or in writing, whichever is earlier) by the Commission that the Registration Statement will not be “reviewed” or will not be subject to further review (such earlier date, the “Effectiveness Date”); provided, however, that the Issuer’s obligations to include such shares in the Registration Statement are contingent upon Subscriber furnishing in writing to the Issuer such information regarding Subscriber, the securities of the Issuer beneficially owned by Subscriber (or any unit trust beneficially owning such securities and which is managed by Subscriber) and the intended method of disposition of the Shares as shall be reasonably requested by the Issuer to effect the registration of the Shares, and Subscriber shall execute such documents in connection with such registration as the Issuer may reasonably request in writing that are customary of a selling shareholder in similar situations, including providing that the Issuer shall be entitled to postpone and suspend the effectiveness or use of the Registration Statement as permitted hereunder; provided, however, that Subscriber shall not in connection with the foregoing be required to execute any lock-up or similar agreement or otherwise be subject to any contractual restriction on the ability to transfer the Shares. Notwithstanding the foregoing, if the Commission prevents the Issuer from including any or all of the shares proposed to be registered under the Registration Statement due to limitations on the use of Rule 415 of the Securities Act for the resale of the Issuer Shares by the applicable shareholders or otherwise, such Registration Statement shall register for resale such number of Issuer Shares which is equal to the maximum number of Issuer Shares as is permitted by the Commission. In such event, the number of Issuer Shares to be registered for each selling shareholder named in the Registration Statement shall be reduced pro rata among all such selling shareholders. For purposes of clarification, any failure by the Issuer to file the Registration Statement by the Filing Date or to effect such Registration Statement by the Effectiveness Date shall not otherwise relieve the Issuer of its obligations to file or effect the Registration Statement as set forth above in this Section 4.

4.2

In the case of the registration effected by the Issuer pursuant to this Subscription Agreement, the Issuer shall, upon reasonable request by a Subscriber in writing, inform such Subscriber as to the status of such registration. At its sole expense, the Issuer shall until the End Date (as defined below) or as otherwise specified:

(a)

except for such times as the Issuer is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under state securities laws which the Issuer determines to obtain, continuously effective with respect to Subscriber, and to keep the applicable Registration Statement or any subsequent shelf registration statement free of any material misstatements or omissions and update or amend the Registration Statement as necessary to include the Shares and provide customary notice to holders of the Shares, until the earlier of the following: (i) Subscriber ceases to hold any Shares, (ii) the date all Shares held by Subscriber who is not an affiliate of the Issuer may be sold without restriction under Rule 144, including any volume and manner of sale restrictions and without the requirement for the Issuer to be in compliance with the current public information required under Rule 144(c)(1) (or Rule 144(i)(2), if applicable), and (iii) two (2) years from the date the initial registration statement filed hereunder is declared effective (such date, the “End Date”);

(b)	advise Subscriber within five (5) business days:

(i)	when a Registration Statement or any post-effective amendment thereto has become effective;

(ii)

after it shall have obtained knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for such purpose;

(iii)

of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Shares included therein for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

(iv)

subject to the provisions in this Subscription Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein are not misleading and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading.

Notwithstanding anything to the contrary set forth herein, the Issuer shall not, when so advising Subscriber of such events, provide Subscriber with any material, nonpublic information regarding the Issuer other than to the extent that providing notice to Subscriber of the occurrence of the events listed in (i) through (iv) above may constitute material, nonpublic information regarding the Issuer;

(c)	use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

(d)

upon the occurrence of any event contemplated in Section 4.2(b)(iv), except for such times as the Issuer is permitted hereunder to suspend, and has suspended, the use of a prospectus forming part of a Registration Statement, the Issuer shall use its commercially reasonable efforts to as soon as reasonably practicable prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(e)

use its commercially reasonable efforts to cause all Shares to be listed on each securities exchange or market, if any, on which the Issuer Shares are then listed beginning on, or as promptly as reasonably practicable following, the Effectiveness Date;

(f)	use its commercially reasonable efforts to take all other steps necessary to effect the registration of the Shares contemplated hereby; and

(g)

use its commercially reasonable efforts to file all reports and other materials required to be filed by the Exchange Act so long as the Issuer remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144 to enable Subscriber to sell the Shares under Rule 144 for so long as Subscriber holds Shares.

Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall not have any obligation to prepare any prospectus supplement, participate in any due diligence, execute any agreements or certificates or deliver legal opinions or obtain comfort letters in connection with any sales of the Shares under the Registration Statement.

4.3

Upon Subscriber’s request, the Issuer shall take all necessary steps required of it to cause the Transfer Agent to (i) remove the legend set forth above in Section 3.3(e), as promptly as practicable and no later than three (3) business days after such request and (ii) issue Shares without any such legend in certificated or book-entry form or by electronic delivery through The Depository Trust Company (“DTC”), at Subscriber’s option, provided that in each case (a) such Shares are registered for resale under the Securities Act or (b)(A) Subscriber has sold or transferred, or proposes to sell or transfer, Shares pursuant to Rule 144 and (B) the Issuer, its counsel or the Transfer Agent have received customary representations and other documentation from Subscriber that is reasonably necessary to establish that such restrictive legend is no longer required as reasonably requested by the Issuer, its counsel or the Transfer Agent (the “Legend Documents”). If the legend set forth above in Section 3.3(e) is no longer required for the Shares pursuant to the foregoing, the Issuer shall, reasonably promptly, and in any event within three (3) business days, following any request therefor from Subscriber accompanied by such Legend Documents, deliver to the Transfer Agent instructions that the Transfer Agent shall make a new, unlegended entry for the Shares. The Issuer shall be responsible for the fees of the Transfer Agent and its counsel and any fees of DTC incurred in connection with such legend removal requests.

4.4

Notwithstanding anything to the contrary in this Subscription Agreement, the Issuer shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Issuer or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event that the Issuer’s board of directors reasonably believes, upon the advice of legal counsel (which may be in-house legal counsel), would require additional disclosure by the Issuer in the Registration Statement of material information that the Issuer has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Issuer’s board of directors, upon the advice of legal counsel (which may be in-house legal counsel), to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Issuer may not delay or suspend the Registration Statement for more than sixty (60) consecutive days or for more than one hundred and twenty (120) total calendar days, in each case, during any twelve-month period. Upon receipt of any written notice from the Issuer of the happening of any Suspension Event during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, Subscriber agrees that (i) it will immediately discontinue offers and sales of the Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until Subscriber receives copies of a supplemental or amended prospectus (which the Issuer agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Issuer that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Issuer unless (a) otherwise required by law or subpoena or (b) disclosed to Subscriber’s employees, agents and professional advisors who need to know such information and are obligated to keep it confidential. If so directed by the Issuer, Subscriber will deliver to the Issuer or, in Subscriber’s sole discretion destroy, all copies of the prospectus covering the Shares in Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Shares shall not apply (i) to the extent Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

4.5

Subscriber may deliver written notice (an “Opt-Out Notice”) to the Issuer requesting that Subscriber not receive notices from the Issuer otherwise required by Section 4.4; provided, however, that Subscriber may later revoke any such Opt-Out Notice in writing. Following receipt of an Opt-Out Notice from Subscriber (unless subsequently revoked), (i) the Issuer shall not deliver any such notices to Subscriber and Subscriber shall no longer be entitled to the rights associated with any such notice and (ii) each time prior to Subscriber’s intended use of an effective Registration Statement, Subscriber will notify the Issuer in writing at least two (2) business days in advance of such intended use, and if a notice of a Suspension Event was previously delivered (or would have been delivered but for the provisions of this Section 4.5) and the related suspension period remains in effect, the Issuer will so notify Subscriber, within one (1) business day of Subscriber’s notification to the Issuer, by delivering to Subscriber a copy of such previous notice of Suspension Event, and thereafter will provide Subscriber with the related notice of the conclusion of such Suspension Event promptly following its availability.

4.6

The Issuer shall, notwithstanding any termination of this Subscription Agreement, indemnify and hold harmless Subscriber (to the extent a seller under, or named as a selling shareholder in, the Registration Statement), its officers, directors, partners, members, managers, employees, advisers and agents, and each person who controls Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) to the fullest extent permitted by applicable law, from and against all reasonable out-of-pocket losses, claims, damages, liabilities, costs (including reasonable and documented attorneys’ fees) and expenses (collectively, “Losses”), based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading, except to the extent that such untrue statements, alleged untrue statements, omissions or alleged omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein, or that such Losses result from the use of the Registration Statement by Subscriber after Subscriber has received notice of a Suspension Event in accordance with Section 4.4; provided, however, that the indemnification contained in this Section 4.6 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of the Issuer (which consent shall not be unreasonably withheld, conditioned or delayed), nor shall the Issuer be liable for any Losses to the extent they arise out of or are based upon a violation which occurs (A) in connection with any failure of the Subscriber to deliver or cause to be delivered a prospectus made available by the Issuer in a timely manner, (B) as a result of offers or sales effected by or on behalf of any person by means of a “free writing prospectus” (as defined in Rule 405 under the Securities Act) that was not authorized in writing by the Issuer, or (C) in connection with any offers or sales effected by or on behalf of Subscriber in violation of Section 4.4. The Issuer shall notify Subscriber promptly of the institution, threat or assertion of any proceeding arising from or in connection with the transactions contemplated by this Section 4.6 of which the Issuer is aware.

4.7

Subscriber shall, severally and not jointly with any Other Subscriber or REA, indemnify and hold harmless the Issuer, its directors, officers, agents and employees, and each person who controls the Issuer (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based upon information regarding Subscriber furnished in writing to the Issuer by Subscriber expressly for use therein; provided, however, that the indemnification contained in this Section 4.7 shall not apply to amounts paid in settlement of any Losses if such settlement is effected without the consent of Subscriber (which consent shall not be unreasonably withheld, conditioned or delayed). Notwithstanding anything to the contrary herein, in no event shall the liability of Subscriber be greater in amount than the dollar amount of the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of an indemnified party and shall survive the transfer of the Shares by Subscriber.

4.8

For the purposes of this Subscription Agreement, “Indemnifying Party” shall mean the party with an obligation to indemnify another party pursuant to Section 4.6 or Section 4.7 (as applicable) and “Indemnified Party” shall mean the party seeking indemnification pursuant to Section 4.6 or Section 4.7 (as applicable). The Indemnified Party shall promptly notify the Indemnifying Party in writing of the institution, threat or assertion of any proceeding against the Indemnified Party that the Indemnified Party believes relates to Losses the subject of indemnification pursuant to Section 4.6 or Section 4.7 (as applicable) and of which such Indemnified Party is aware (a “Third Party Proceeding”). In the case of any delay or failure by an Indemnified Party to provide the notice required by the preceding sentence, the obligation of the Indemnifying Party to indemnify the Indemnified Party shall be reduced to the extent that such Indemnifying Party is prejudiced by such delay or failure. The Indemnifying Party will be entitled to participate in any Third Party Proceeding and to assume the defense thereof with counsel it elects, in its sole discretion, and in the event the Indemnifying Party assumes such defense, the Indemnifying Party will not be liable to the Indemnified Party for any legal or other expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation.

4.9

If the indemnification provided under Section 4.6 or Section 4.7 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the Losses referred to above shall be subject to the limitations set forth in Section 4.6 and Section 4.7 and deemed to include any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this Section 4.9 from any person who was not guilty of such fraudulent misrepresentation. Each Indemnifying Party’s obligation to make a contribution pursuant to this Section 4.9 shall be individual, not joint and several, and in no event shall the liability of Subscriber hereunder exceed the net proceeds received by Subscriber upon the sale of the Shares giving rise to such indemnification obligation.

5.

Termination. This Subscription Agreement shall terminate and be void and of no further force and effect, and all rights and obligations of the parties hereunder shall terminate without any further liability on the part of any party in respect thereof, upon the earliest to occur of (i) such date and time as the Business Combination Agreement is validly terminated in accordance with its terms, (ii) upon the mutual written agreement of each of the parties hereto to terminate this Subscription Agreement, or (iii) on or before the date falling 270 days after the date of the Business Combination Agreement (as defined in the Business Combination Agreement); provided, that nothing herein will relieve any party from liability for any willful and material breach hereof prior to the time of termination, and each party will be entitled to any remedies at law or in equity to recover losses, liabilities or damages arising from such breach. The Issuer shall promptly notify Subscriber of the termination of the Business Combination Agreement after the termination of such agreement. Upon a valid termination of this Subscription Agreement pursuant to this Section 5, after the delivery by Subscriber of the Purchase Price for the Shares, the Issuer shall promptly (but not later than three (3) business days thereafter) cause the escrow agent or its bank (as applicable) to return the Purchase Price (to the extent such Purchase Price was received prior to such termination) to the Subscriber without any deduction for, or on account of, any tax, withholding, charges or set-off.

6.	Trust Account Waiver.

Notwithstanding anything to the contrary set forth herein, Subscriber acknowledges that it has had access to and has read and had an adequate opportunity to review the publicly filed prospectus of Bridgetown 2, available at www.sec.gov (the “Prospectus”) and understands that Bridgetown 2 has established a trust account (the “Trust Account”) containing the proceeds of its initial public offering (the “IPO”) and the overallotment shares acquired by its underwriters and from certain private placements occurring simultaneously with the IPO (including interest accrued from time to time thereon) for the benefit of Bridgetown 2’s public shareholders (including the public shareholders of the overallotment shares acquired by Bridgetown 2’s underwriters, the “Public Shareholders”), and that, except as otherwise described in the Prospectus, Bridgetown 2 may disburse monies from the Trust Account only: (i) to the Public Shareholders with respect to redemptions by the Public Shareholders, (ii) to the Public Shareholders if Bridgetown 2 fails to consummate a Business Combination (as defined in the Prospectus) within twenty-four (24) months after the closing of the IPO, subject to extension by an amendment to Bridgetown 2’s organizational documents, (iii) with respect to any interest earned on the amounts held in the Trust Account, amounts necessary to pay for any taxes and up to $100,000 in dissolution expenses or (iv) to Bridgetown 2 after or concurrently with the consummation of a Business Combination (as defined in the Prospectus). Subscriber hereby agrees on behalf of itself and its affiliates that, notwithstanding anything to the contrary in this Subscription Agreement, neither Subscriber nor any of its affiliates does now or shall at any time hereafter have any right, title, interest or claim of any kind in or to any monies in the Trust Account or distributions therefrom, or make any claim against the Trust Account (including any distributions therefrom) in connection with any claim that arises as a result of, in connection with, or relating to, this Subscription Agreement or any other Transaction Document, regardless of whether such claim arises based on contract, tort, equity or any other theory of legal liability under this Subscription Agreement or any other Transaction Document (collectively, the “Released Claims”); provided, however, that Released Claims shall be deemed not to include the right of a Subscriber to make a claim as a Public Shareholder in respect of any Bridgetown 2 shares it may hold pursuant to subclauses (i) or (ii) of the immediately preceding sentence. Subscriber on behalf of itself and its affiliates, hereby irrevocably waives any Released Claims that Subscriber or any of its affiliates may have against the Trust Account (including any distributions therefrom) now or in the future and will not seek recourse against the Trust Account (including any distributions therefrom) in connection with any Released Claims (including for an alleged breach of this Subscription Agreement). Subscriber agrees and acknowledges that such irrevocable waiver is material to this Subscription Agreement and specifically relied upon by Bridgetown 2 and its affiliates to induce Bridgetown 2 to enter into this Subscription Agreement and the other Transaction Documents, and Subscriber further intends and understands such waiver to be valid, binding and enforceable against Subscriber and each of its affiliates under applicable Law. To the extent Subscriber or any of its affiliates commences any action or proceeding based upon, in connection with or relating to any Released Claim, which action or proceeding seeks, in whole or in part, monetary relief against Bridgetown 2 or its representatives, Subscriber hereby acknowledges and agrees that Subscriber’s and each of its affiliates’ sole remedy shall be against funds held outside of the Trust Account and that such claim shall not permit Subscriber or its affiliates (or any person claiming on any of their behalves or in lieu of any of them) to have any claim against the Trust Account (including any distributions therefrom) or any amounts contained therein. In the event Subscriber or any of its affiliates commences any action or proceeding against Bridgetown 2, any of its affiliates or any of their respective representatives based upon, in connection with or relating to any Released Claim, which proceeding seeks, in whole or in part, relief against the Trust Account (including any distributions therefrom) or the Public Shareholders, whether in the form of money damages or injunctive relief or otherwise, Bridgetown 2 and its representatives, as applicable, shall be entitled to recover from Subscriber and its affiliates the associated legal fees and costs in connection with any such action, in the event Bridgetown 2 or its representatives, as applicable, prevails in such action or proceeding.

7.	Miscellaneous.

7.1

Further Assurances. The parties hereto shall execute and deliver such additional documents and take such additional actions as the parties reasonably may deem to be practical and necessary in order to consummate the Subscription as contemplated by this Subscription Agreement no later than immediately prior to the Transactions Closing.

(a)

Subscriber acknowledges that (i) the Issuer and Bridgetown 2 will rely on the acknowledgments, understandings, agreements, covenants, representations and warranties of Subscriber contained in this Subscription Agreement and (ii) that the Placement Agents will rely on, and are third party beneficiaries of, the acknowledgments, understandings, agreements, covenants, representations and warranties of Subscriber contained in Section 3.3 and Section 7. Prior to the Closing, Subscriber agrees to promptly notify the Issuer and Bridgetown 2 if any of the acknowledgments, understandings, agreements, covenants, representations and warranties made by Subscriber set forth herein are no longer accurate. In addition, the Issuer and Bridgetown 2 each acknowledges and agrees that each of the Placement Agents is a third-party beneficiary of the acknowledgments, understandings, agreements, covenants, representations and warranties made by the Issuer or Bridgetown 2 (as applicable) contained in this Subscription Agreement.

(b)

Each of Bridgetown 2 and the Issuer acknowledges that Subscriber will rely on the acknowledgements, understandings, agreements, covenants, representations and warranties of Bridgetown 2 and the Issuer, respectively, contained in this Subscription Agreement. Prior to the Closing, each of the Issuer and Bridgetown 2 agrees to promptly notify Subscriber if any of the acknowledgements, understandings, agreements, covenants, representations and warranties made by Issuer or Bridgetown 2, as applicable, set forth herein are no longer accurate in all material respects.

(c)

Subscriber acknowledges and agrees that no party to the Business Combination Agreement (other than the Issuer and Bridgetown 2) nor any Non-Party Affiliate (as defined below), shall have any liability to Subscriber, REA or any Other Subscriber pursuant to, arising out of or relating to this Subscription

Agreement, the REA Subscription Agreement or any Other Subscription Agreement, the negotiation hereof or thereof or its subject matter, or the transactions contemplated hereby or thereby, including with respect to any action heretofore or hereafter taken or omitted to be taken by any of them in connection with the purchase of the Shares or with respect to any claim (whether in tort, contract or otherwise) for breach of this Subscription Agreement or in respect of any written or oral representations made or alleged to be made in connection herewith or for any actual or alleged inaccuracies, misstatements or omissions with respect to any information or materials of any kind furnished by the Issuer, the Company, Bridgetown 2, or any Non-Party Affiliate concerning the Issuer, the Company, Bridgetown 2, any of their affiliates, this Subscription Agreement or the transactions contemplated hereby. For purposes of this Subscription Agreement, “Non-Party Affiliates” means each former, current or future officer, director, employee, partner, member, investment manager, manager, direct or indirect equityholder, investors, representatives, agents, predecessors, successors, assigns, or affiliate of the Issuer, the Company, Bridgetown 2, or any of the Issuer’s, the Company’s or Bridgetown 2’s respective affiliates or any family member of the foregoing.

(d)

Each of the Issuer, Bridgetown 2, the Placement Agents and Subscriber is irrevocably authorized to produce this Subscription Agreement or a copy hereof to any interested party in any administrative, legal, regulatory or stock exchange proceeding or official inquiry with respect to the matters covered hereby.

(e)

The Issuer and Bridgetown 2 may request from Subscriber such additional information as the Issuer and Bridgetown 2 may deem reasonably necessary to evaluate the eligibility of Subscriber to acquire the Shares, and Subscriber shall promptly provide such information as may be reasonably requested to the extent readily available and consistent with its internal policies; provided that (subject to Section 7.19 below) the Issuer and Bridgetown 2 agrees, subject to the exceptions in Section 7.19, to keep any such information provided by Subscriber confidential.

(f)	Each party shall pay all of its own expenses in connection with this Subscription Agreement and the transactions contemplated herein.

7.2

No Short Sales. Subscriber hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with Subscriber, shall, directly or indirectly, engage in any hedging activities or execute any Short Sales (as defined below) with respect to the securities of Bridgetown 2 prior to the Closing or the earlier termination of this Subscription Agreement in accordance with its terms. “Short Sales” shall mean all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other short transactions through non-U.S. broker dealers or foreign regulated brokers. Notwithstanding the foregoing, in the case of a Subscriber that is a multi-managed investment bank or vehicle whereby separate portfolio managers manage separate portions of such Subscriber’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Subscriber’s assets, this Section 7.2 shall apply only with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Shares covered by this Subscription Agreement.

7.3

Additional Information. Bridgetown 2 and the Issuer may request from Subscriber such additional information as is necessary for Bridgetown 2 or the Issuer, as applicable, to comply with public disclosure requirements of applicable securities laws or any filing requirements pursuant to the rules of any stock exchange or the Financial Industry Regulatory Authority, and Subscriber shall provide such information, provided that subject to Section 7.19 the Issuer and Bridgetown 2 shall keep any such information provided by Subscriber confidential. Subscriber acknowledges that Bridgetown 2 or the Issuer may file a copy of the form of this Subscription Agreement with the Commission as an exhibit to a current or periodic report or a registration statement of Bridgetown 2 or the Issuer, as applicable.

7.4

Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, emailed or sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, postage prepaid, and shall be deemed to be given and received (i) when so delivered personally, (ii) when sent, with no mail undeliverable or other rejection notice, if sent by email, or (iii) three (3) business days after the date of mailing to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder (a courtesy copy of any notice sent shall also be sent via email):

(a)	if to Subscriber, to such address or addresses set forth on the signature page hereto;

(b)	if to the Issuer, to:

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

Attention: Steve Teichman; Derek Fong

Email: Steve.Teichman@pcg-group.com; Derek.Fong@pcg-group.com with a required copy (which copy shall not constitute notice) to:

Latham & Watkins LLP

9 Raffles Place

#42-02 Republic Plaza

Singapore 048619

Attention: Sharon Lau; Noah Carr

Email: sharon.lau@lw.com; noah.carr@lw.com

and

Skadden, Arps, Slate, Meagher & Flom LLP

6 Battery Road, Suite 23-02

Singapore 049909

Attention: Jonathan B. Stone, Esq./Rajeev P. Duggal, Esq.

Email: jonathan.stone@skadden.com; rajeev.duggal@skadden.com

(c)	if to Bridgetown 2, to:

Bridgetown 2 Holdings Limited.

c/o 38/F Champion Tower

3 Garden Road, Central

Hong Kong

Attention: Steve Teichman; Derek Fong

Email: Steve.Teichman@pcg-group.com; Derek.Fong@pcg-group.com with a required copy (which copy shall not constitute notice) to:

Skadden, Arps, Slate, Meagher & Flom LLP

6 Battery Road, Suite 23-02

Singapore 049909

Attention: Jonathan B. Stone, Esq./Rajeev P. Duggal, Esq.

Email: jonathan.stone@skadden.com; rajeev.duggal@skadden.com

7.5

Entire Agreement. This Subscription Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof, including any commitment letter entered into relating to the subject matter hereof.

7.6

Modifications and Amendments. This Subscription Agreement may not be amended, modified, supplemented or waived (i) except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, supplement or waiver is sought and (ii) without the prior written consent of Bridgetown 2, the Issuer and Subscriber.

7.7

Assignment. Neither this Subscription Agreement nor any rights, interests or obligations that may accrue to the parties hereunder (including Subscriber’s rights to purchase the Shares) may be transferred or assigned without the prior written consent of each of the other parties hereto (other than the Shares acquired hereunder, if any, and then only in accordance with this Subscription Agreement), other than an assignment to any controlled affiliate of Subscriber or any fund or account managed by the same investment manager as Subscriber or a controlled affiliate thereof (as defined in Rule 12b-2 of the Exchange Act), subject to, if such transfer or assignment is prior to the Closing, such transferee or assignee, as applicable, executing a joinder to this Subscription Agreement or a separate subscription agreement in substantially the same form as this Subscription Agreement, including with respect to the Purchase Price and other terms and conditions; provided, however, that, in the case of any such transfer or assignment, the initial party to this Subscription Agreement shall remain bound by its obligations under this Subscription Agreement. For the avoidance of doubt, any transaction contemplated by the Business Combination Agreement shall be deemed not to constitute an assignment of this Subscription Agreement or any rights, interests or obligations that may accrue to the parties hereunder.

7.8

Benefit. Except as otherwise provided herein, this Subscription Agreement shall be binding upon, and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives, and permitted assigns, and the agreements, representations, warranties, covenants and acknowledgments contained herein shall be deemed to be made by, and be binding upon, such heirs, executors, administrators, successors, legal representatives and permitted assigns. Except as set forth in Section 4.6, Section 4.7, Section 4.8, Section 4.9, Section 7.1(a), Section 7.1(c) and Section 7.1(d), this Subscription Agreement shall not confer rights or remedies upon any person other than the parties hereto and their respective successors and assigns.

7.9

Governing Law. This Subscription Agreement, and all claims or causes of action based upon, arising out of, or related to this Subscription Agreement or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

7.10

Consent to Jurisdiction; Waiver of Jury Trial. Any proceeding or action based upon, arising out of or related to this Subscription Agreement or the transactions contemplated hereby must be brought in the Court of Chancery of the State of Delaware (or, to the extent such court does not have subject matter jurisdiction, the Superior Court of the State of Delaware), or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties irrevocably (i) submits to the exclusive jurisdiction of each such court in any such proceeding or action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the proceeding or action shall be heard and determined only in any such court, and (iv) agrees not to bring any proceeding or action arising out of or relating to this Subscription Agreement or the transactions contemplated hereby in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by law or to commence legal proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any action, suit or proceeding brought pursuant to this Section 7.10. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS SUBSCRIPTION AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR

PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS SUBSCRIPTION AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

7.11

Severability. If any provision of this Subscription Agreement shall be invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions of this Subscription Agreement shall not in any way be affected or impaired thereby and shall continue in full force and effect.

7.12

No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Subscription Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Subscription Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Subscription Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

7.13	Remedies.

(a)

The parties agree that irreparable damage would occur if this Subscription Agreement was not performed or the Closing is not consummated in accordance with its specific terms or was otherwise breached and that money damages or other legal remedies would not be an adequate remedy for any such damage. It is accordingly agreed that the parties hereto shall be entitled to equitable relief, including in the form of an injunction or injunctions, to prevent breaches or threatened breaches of this Subscription Agreement and to enforce specifically the terms and provisions of this Subscription Agreement in an appropriate court of competent jurisdiction as set forth in Section 7.10, this being in addition to any other remedy to which any party is entitled at law, in equity, in contract, in tort or otherwise, including money damages. The right to specific enforcement shall include the right of the Issuer and Bridgetown 2 to cause Subscriber and the right of Bridgetown 2 to cause the Issuer to cause the transactions contemplated hereby to be consummated on the terms and subject to the conditions and limitations set forth in this Subscription Agreement. The parties hereto further agree (i) to waive any requirement for the security or posting of any bond in connection with any such equitable remedy, (ii) not to assert that a remedy of specific enforcement pursuant to this Section 7.13 is unenforceable, invalid, contrary to applicable law or inequitable for any reason and (iii) to waive any defenses in any action for specific performance, including the defense that a remedy at law would be adequate.

(b)

The parties acknowledge and agree that this Section 7.13 is an integral part of the transactions contemplated hereby and without that right, the parties hereto would not have entered into this Subscription Agreement.

7.14

Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Subscription Agreement shall survive the Closing. For the avoidance of doubt, if for any reason the Closing does not occur prior to the consummation of the Transactions Closing, all representations, warranties, covenants and agreements of the parties hereunder shall survive the consummation of the Transactions Closing and remain in full force and effect.

7.15

Headings and Captions. The headings and captions of the various subdivisions of this Subscription Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

7.16

Counterparts. This Subscription Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery (including .pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000 (e.g., www.docusign.com)), such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

7.17

Construction. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Subscription Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Subscription Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant. All references in this Subscription Agreement to numbers of shares, per share amounts and purchase prices shall be appropriately adjusted to reflect any stock split, stock dividend, stock combination, recapitalization or the like occurring after the date hereof.

7.18

Mutual Drafting. Each provision of this Subscription Agreement has been subject to the mutual consultation, negotiation and agreement of the parties and shall not be construed for or against any party hereto.

7.19	Cleansing Statement; Consent to Disclosure.

(a)

Bridgetown 2 shall, by no later than 9:00 a.m., New York City time, on the first (1st) business day immediately following the date of this Subscription Agreement, issue one (1) or more press releases or file with the Commission a Current Report on Form 8-K (collectively, the “Disclosure Document”) disclosing all material terms of the transactions contemplated hereby and by the Other Subscription Agreements and the Transactions and any other material, nonpublic information that the Issuer or Bridgetown 2 or their respective representatives has provided to Subscriber at any time prior to the filing of the Disclosure Document. From and after the issuance of the Disclosure Document, to the Issuer’s and Bridgetown 2’s knowledge, Subscriber shall not be in possession of any material, non-public information received from the Issuer or Bridgetown 2 or any of their respective officers, directors, employees or agents (including the Placement Agents) relating to the transactions contemplated by this Subscription Agreement, and Subscriber shall no longer be subject to any confidentiality or similar obligations under any current agreement, whether written or oral with Issuer, Bridgetown 2 or any of their affiliates or agents, relating to the transactions contemplated by this Subscription Agreement.

(b)

Neither Bridgetown 2 nor the Issuer shall issue any press releases or other public communications relating to the transactions contemplated hereby that reference the Subscriber or its affiliates or investment advisers by name without the prior written consent of Subscriber. This restriction shall not apply to the extent public disclosure is required by applicable securities law, any governmental authority or stock exchange rule or as otherwise requested by the staff of the Commission or the request of any other regulatory or governmental agency; provided, that in the event such disclosure is required, Bridgetown 2 or the Issuer, as applicable, shall to the extent practicable and legally permissible, provide Subscriber with prior written notice of such permitted disclosure and consider, in good faith, any comments provided by Subscriber.

7.20

Regulatory Compliance. Subscriber hereby agrees that it shall comply with all applicable requirements in connection with the Subscription and shall coordinate with the Issuer or Bridgetown 2, as applicable, to upon request provide information regarding the Subscriber as may reasonably be requested by any applicable governmental authority relating to the Subscription or the Transactions.

8.

Independent Obligations. The obligations of Subscriber under this Subscription Agreement are several and not joint with the obligations of REA or any Other Subscriber under the REA Subscription Agreement or the Other Subscription Agreements, and Subscriber shall not be responsible in any way for the performance of the obligations of REA or any Other Subscriber under this Subscription Agreement, the REA Subscription Agreement or the Other Subscription Agreements. The decision of Subscriber to purchase Shares pursuant to this Subscription Agreement has been made by Subscriber independently of REA or any Other Subscriber (except where REA or such Other Subscriber is managed by or under common management with Subscriber) and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Issuer or any of its subsidiaries which may have been made or given by REA or any Other Subscriber or by any agent or employee of REA or any Other Subscriber, and neither Subscriber nor any of its agents or employees shall have any liability to REA or any Other Subscriber (or any other person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in the REA Subscription Agreement or any Other Subscription Agreement, and no action taken by Subscriber, REA or any Other Subscriber pursuant hereto or thereto, shall be deemed to constitute Subscriber, on the one hand, and REA or any Other Subscriber, on the other hand, as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that Subscriber, REA and any Other Subscriber are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Subscription Agreement, the REA Subscription Agreement and the Other Subscription Agreements; provided that it is acknowledged that certain Subscribers may be managed by, or under common management with, REA or an Other Subscriber. Subscriber acknowledges that no Other Subscriber or REA has acted as agent for Subscriber in connection with making its investment hereunder and no Other Subscriber or REA will be acting as agent of Subscriber in connection with monitoring its investment in the Shares or enforcing its rights under this Subscription Agreement. Subscriber shall be entitled to independently protect and enforce its rights, including the rights arising out of this Subscription Agreement, and it shall not be necessary for REA or any Other Subscriber to be joined as an additional party in any proceeding for such purpose.

9.

Certain Tax Matters. The parties acknowledge and agree that for U.S. federal income tax purposes, Subscriber shall be deemed to be the owner of any funds transferred by Subscriber to any escrow account (if applicable) unless and until such funds are disbursed to Issuer in accordance with the terms of this Subscription Agreement, which disbursement shall occur, for the avoidance of doubt, following the Merger Effective Time.

10.

Massachusetts Business Trust. If Subscriber is a Massachusetts Business Trust, a copy of the Declaration of Trust of Subscriber or any affiliate thereof is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that the Subscription Agreement is executed on behalf of the trustees of Subscriber or any affiliate thereof as trustees and not individually and that the obligations of the Subscription Agreement are not binding on any of the trustees, officers or stockholders of Subscriber or any affiliate thereof individually but are binding only upon Subscriber or any affiliate thereof and its assets and property.

[Signature Page Follows]

IN WITNESS WHEREOF, each of Bridgetown 2, the Issuer and Subscriber has executed or caused this Subscription Agreement to be executed by its duly authorized representative as of the date first set forth above.

PROPERTYGURU GROUP LIMITED

By:
Name:
Title:

BRIDGETOWN 2 HOLDINGS LIMITED

By:
Name:
Title:

SUBSCRIBER:	Signature of Joint Subscriber, if applicable:
Signature of Subscriber:
By:	By: N/A
Name:	Name:
Title:	Title:
Date: July , 2021

Name of Subscriber:	Name of Joint Subscriber, if applicable:
N/A
(Please print. Please indicate name and capacity of person signing above)	(Please Print. Please indicate name and capacity of person signing above)
Name in which securities are to be registered(if different from the name of Subscriber listed directly above):
Email
Address:
If there are joint investors, please check one: N/A
☐ Joint Tenants with Rights of Survivorship
☐ Tenants-in-Common
☐ Community Property
Subscriber’s EIN/Tax ID:	Joint Subscriber’s EIN: N/A
Business Address-Street:	Mailing Address-Street (if different):
City, State,	City, State,
Zip:	Zip:
Attn:	Attn:
Telephone	Telephone
No.:	No.:
Facsimile No.:	Facsimile No.:

Aggregate Number of Shares subscribed for:

Aggregate Purchase Price: $

Subscriber must pay the Purchase Price by wire transfer of U.S. dollars in immediately available funds to the account specified by the Issuer in the Closing Notice.

SCHEDULE I

ELIGIBILITY REPRESENTATIONS OF SUBSCRIBER

A. QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

1. ☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”)) (a “QIB”) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as a QIB.

2. ☐ We are subscribing for the Shares as a fiduciary or agent for one or more investor accounts, and each owner of such account is a QIB.

*** OR ***

B. INSTITUTIONAL ACCREDITED INVESTOR STATUS (Please check the box if applicable):

☐ We are an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act or an entity in which all of the equity holders are institutional accredited investors) and have marked and initialed the appropriate box on the following pages indicating the provision under which we qualify as an institutional “accredited investor.”

*** AND ***

C. AFFILIATE STATUS (Please check the applicable box)

SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Issuer or acting on behalf of an affiliate of the Issuer.

This page should be completed by Subscriber

and constitutes a part of the Subscription Agreement.

Qualified Institutional Buyers

Subscriber is a “qualified institutional buyer” (within the meaning of Rule 144A under the Securities Act) if it is an entity that meets any one of the following categories at the time of the sale of securities to Subscriber (Please check the applicable subparagraphs):

☐ Subscriber is an entity that, acting for its own account or the accounts of other qualified institutional buyers, in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with Subscriber and:

☐ is an insurance company as defined in section 2(a)(13) of the Securities Act;

☐ is an investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), or any business development company as defined in section 2(a)(48) of the Investment Company Act;

☐ is a Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, as amended (“Small Business Investment Act”);

☐ is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees;

☐ is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”);

☐ is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, of (b) employee benefit plan within the meaning of Title I of the ERISA, except, in each case, trust funds that include as participants individual retirement accounts or H.R. 10 plans;

☐ is a business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”);

☐ is an organization described in section 501(c)(3) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), corporation (other than a bank as defined in section 3(a)(2) of the Securities Act, a savings and loan association or other institution referenced in section 3(a)(5)(A) of the Securities Act, or a foreign bank or savings and loan association or equivalent institution), partnership, limited liability company or Massachusetts or similar business trust;

☐ is an investment adviser registered under the Investment Advisers Act; or

☐ any institutional accredited investor, as defined in Rule 501(a) under the Act (17 CFR 230.501(a)), of a type not listed above;

☐ Subscriber is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with Subscriber;

☐ Subscriber is a dealer registered pursuant to Section 15 of the Exchange Act acting in a riskless principal transaction on behalf of a qualified institutional buyer;

☐ Subscriber is an investment company registered under the Investment Company Act, acting for its own account or for the accounts of other qualified institutional buyers, that is part of a family of investment companies1 which own in the aggregate at least $100 million in securities of issuers, other than issuers that are affiliated with Subscriber or are part of such family of investment companies;

☐ Subscriber is an entity, all of the equity owners of which are qualified institutional buyers, acting for its own account or the accounts of other qualified institutional buyers; or

☐ Subscriber is a bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act, or any foreign bank or savings and loan association or equivalent institution, acting for its own account or the accounts of other qualified institutional buyers, that in the aggregate owns and invests on a discretionary basis at least $100 million in securities of issuers that are not affiliated with Subscriber and that has an audited net worth of at least $25 million as demonstrated in its latest annual financial statements, as of a date not more than 16 months preceding the date of sale of securities in the case of a U.S. bank or savings and loan association, and not more than 18 months preceding the date of sale of securities for a foreign bank or savings and loan association or equivalent institution.

Institutional Accredited Investors

Rule 501(a) under the Securities Act, in relevant part, states that an institutional “accredited investor” shall mean any person who comes within any of the below listed categories, or who the issuer reasonably believes comes within any of the below listed categories, at the time of the sale of the securities to that person. Subscriber has indicated, by marking and initialing the appropriate box(es) below, the provision(s) below which apply to Subscriber and under which Subscriber accordingly qualifies as an institutional “accredited investor.”

☐ Any bank as defined in section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

☐ Any broker or dealer registered pursuant to section 15 of the Exchange Act;

☐ Any insurance company as defined in section 2(a)(13) of the Securities Act;

☐ Any investment company registered under the Investment Company Act or a business development company as defined in section 2(a) (48) of the Investment Company Act;

☐ Any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act;

☐ Any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

☐ Any employee benefit plan within the meaning of Title I of the ERISA, if (i) the investment decision is made by a plan fiduciary, as defined in section 3(21) of ERISA, which is either a bank, a savings and loan association,

[1]

“Family of investment companies” means any two or more investment companies registered under the Investment Company Act, except for a unit investment trust whose assets consist solely of shares of one or more registered investment companies, that have the same investment adviser (or, in the case of unit investment trusts, the same depositor); provided, that (a) each series of a series company (as defined in Rule 18f-2 under the Investment Company Act) shall be deemed to be a separate investment company and (b) investment companies shall be deemed to have the same adviser (or depositor) if their advisers (or depositors) are majority-owned subsidiaries of the same parent, or if one investment company’s adviser (or depositor) is a majority-owned subsidiary of the other investment company’s adviser (or depositor).

an insurance company, or a registered investment adviser, (ii) the employee benefit plan has total assets in excess of $5,000,000 or, (iii) such plan is a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

☐ Any private business development company as defined in section 202(a)(22) of the Investment Advisers Act;

☐ Any (i) corporation, limited liability company or partnership, (ii) Massachusetts or similar business trust, or (iii) organization described in section 501(c)(3) of the Internal Revenue Code, in each case that was not formed for the specific purpose of acquiring the securities offered and that has total assets in excess of $5,000,000; or

☐ Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section 230.506(b)(2)(ii) of Regulation D under the Securities Act.

EXHIBIT I

PUBCO EQUITY PLANS

[PUBCO] OMNIBUS EQUITY INCENTIVE PLAN

Adopted on 4th October 2019 (the “Effective Date”) and subsequently amended on 9th December 2019, 14th October 2020 and [__] 2021 (the “PropertyGuru Plan”). In connection with the transactions contemplated by that certain Business Combination Agreement by and among [    ] dated [    ] 2021, the PropertyGuru Plan was assumed and converted into the [Pubco] Omnibus Equity Incentive Plan.

1.	PURPOSE OF THE PLAN

The purpose of the [PUBCO] (the “Company”) Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) is to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and executive directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

2.	DEFINITIONS

As used in this Equity Incentive Plan and in any Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement, the following capitalised terms shall have the following meanings:

(a)

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company, as applicable. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Applicable Law” shall mean applicable laws, rules, regulations and requirements, including all applicable U.S. federal or state laws, any Stock Exchange rules, regulations or guidelines, the applicable laws, rules or regulations of any other country or jurisdiction where any Options, RSUs or Share Awards are granted under the Equity Incentive Plan, or where Participants reside or provide services, and the orders and requirements of governmental authorities in any such jurisdiction, as such laws, rules, regulations, orders and requirements shall be in effect from time to time.

(c)	“Articles” shall mean the memorandum and articles of association of the Company (as may be amended or restated from time to time).

(d)	“Bad Leaver” shall mean a termination of the Participant’s Employment by the Company or its subsidiary, as applicable, for Cause.

(e)	“Board” shall mean the Board of Directors of the Company.

(f)

“Cause” shall mean, when used in connection with the termination of a Participant’s Employment, unless otherwise defined in the Participant’s employment agreement with the Company or any subsidiary of the Company or in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement in which case such definition shall govern:

(i)

a material failure of the Participant to reasonably and substantially perform his or her duties to the Company or any of its Affiliates (other than as a result of physical or mental illness or injury);

(ii)	the Participant’s willful misconduct or gross negligence which is injurious to the Company or any subsidiary of the Company or any of its Affiliates (whether financially, reputationally or otherwise);

(iii)	a breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any subsidiary of the Company;

(iv)

the Participant’s unauthorised removal from the premises of the Company or any subsidiary of the Company of any document (in any medium or form) relating to the Company or any subsidiary of the Company, any of its Affiliates, or the customers of the Company;

(v)	the commission by the Participant of any felony or other serious crime;

(vi)

a breach by the Participant of the terms of any agreement with the Company or any subsidiary of the Company or any material policies of the Company or any subsidiary of the Company applicable to the Participant, including without limitation any provision of the Equity Incentive Plan, the Option Grant Agreement, the RSU Grant Agreement and/or the Share Award Grant Agreement; or

(vii)	Competing.

If, subsequent to the termination of a Participant’s Employment, it is discovered that the Participant engaged in conduct which the Committee determines in good faith could have resulted in Participant’s Employment being terminated for Cause, as such term is defined above, or if the Participant Competes, the Participant’s Employment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(g)

“Change of Control” shall mean (a) any sale, transfer or other disposition of Ordinary Shares, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50% of the Ordinary Shares (and in such event, only with respect to Ordinary Shares actually sold), (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50% of the Company’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party, (c) a merger or any reorganisation whereby the Company is not the surviving entity (unless the holders of the share capital of the Company immediately prior to such event continue to hold more than 50% of the voting and economic interest of the surviving entity following such event) or (d) any other transaction resulting in a change of control of the Company (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise).

(h)

“Committee” shall mean the [Nominations & Remunerations Committee] of the Board or any other committee appointed by the Board pursuant to Section 3 from time to time to administer the Equity Incentive Plan, and if no such committee exists or has been appointed, the Board.

(i)

“Compete” shall mean with respect to any Participant, in addition to what may otherwise be provided in the Participant’s Employment agreement with the Company or any subsidiary of the Company, the provisions in the Participant’s Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement or in any other agreement entered into between the Company or any subsidiary of the Company with the Participant pursuant to which the Participant is subject to restrictive covenants. “Competed” and “Competing” shall have correlative meanings.

(j)

“Confidential Information” shall mean, unless more broadly defined in the Participant’s employment agreement with the Company or any subsidiary, all information regarding the Company or any of its subsidiaries or Affiliates, any activity of any of the Company, its subsidiaries or its Affiliates, the business of any of its Affiliates or any customer or supplier of the Company, its subsidiaries or its Affiliates that is not generally known by the public or to Persons not employed by the Company, its subsidiaries or its Affiliates, including, without limiting the foregoing, information that would not be known to the public but for the actions of or disclosure by, directly or indirectly, the Participant.

(k)

“Disability” shall mean with respect to any Participant, unless otherwise defined in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement, a permanent disability as defined in the Company’s or its subsidiaries’ disability plans, or as defined from time to time by the Board, in its sole discretion.

(l)

“Eligible Individual” shall mean any Employee who, in the judgment of the Committee, should be eligible to participate in the Equity Incentive Plan due to the services they perform on behalf of the Company or a subsidiary of the Company.

(m)

“Employment” shall mean employment relationship with the Company or any of its subsidiaries and shall include the provision of services as an executive director for the Company or any of its subsidiaries. “Employee” and “Employed” shall have correlative meanings. Employment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is employed by the Company or one of its subsidiaries. If a Participant’s Employment is with a subsidiary and that entity ceases to be a subsidiary of the Company, the Participant’s Employment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company unless otherwise determined by the Committee or if the Participant transfers Employment to the Company or one of its remaining subsidiaries.

(n)	“Exercise Date” shall have the meaning set forth in Section 4.14 herein.

(o)	“Exercise Notice” shall have the meaning set forth in Section 4.14 herein.

(p)

“Exercise Price” shall mean the price (which may be nil) that the Participant must pay under the Option for each Ordinary Share, as determined by the Committee in its absolute discretion for each grant and initially specified in the Option Grant Agreement, subject to any adjustment that may be made in accordance with the Equity Incentive Plan.

(q)

“Fair Market Value” shall mean: (A) the closing price of the Ordinary Shares on the immediately preceding trading day (as reported on the relevant securities exchange) or (B) if not so reported, the average of the closing bid and ask prices on such day as reported on such securities exchange.

(r)	“Good Leaver” shall mean with respect to any Participant the termination of his or her Employment by reason of:

(i)	redundancy;

(ii)	retirement at the earlier of (A) 65 years of age, and (B) the mandatory retirement age as stipulated under Applicable Law in the jurisdiction under which the Participant is employed;

(iii)	retirement before the minimum retirement age stipulated in sub-paragraph (ii) above, with the consent of the Committee;

(iv)	death or Disability by the Participant; or

(v)	any other reason the Committee may determine in its absolute discretion.

(s)	“Leaver” shall mean a termination of the Participant’s Employment for reasons other than those set out in the definitions of Good Leaver and Bad Leaver.

(t)	“Net Settlement” shall have the meaning set forth in Section 4.14.

(u)

“Option” shall mean the option to purchase or subscribe for Ordinary Shares granted to any Participant under the Equity Incentive Plan. Any references in the Equity Incentive Plan to an “Option” will include, but are not limited to, “Time-Based Options” and “Performance-Based Options”.

(v)	“Option Cash Award” shall have the meaning set forth in Section 4.16.

(w)	“Option Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the grant of each Option pursuant to the Equity Incentive Plan, provided the Committee may make such changes to the form of the Option Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the Equity Incentive Plan.

(x)	“Option Grant Date” shall have the meaning set forth in Section 4.2.

(y)	“Option Vesting Notice” shall have the meaning set forth in Section 4.6.

(z)	“Ordinary Shares” shall mean ordinary shares in the share capital of the Company.

(aa)	“Participant” shall mean an Eligible Individual to whom a grant of an Option, a RSU and/or a Share Award has been made, and, where applicable, shall include Permitted Transferees.

(bb)	“Performance-Based Option” shall have the meaning set forth in Section 4.5.2.

(cc)	“Performance-Based Restricted Securities” shall have the meaning set forth in Section 6.4.2.

(dd)	“Performance-Based RSU” shall have the meaning set forth in Section 5.4.2.

(ee)

“Permitted Transferee” shall mean a transferee of Options, RSUs and/or Restricted Securities (where applicable) from a Participant, having obtained prior written approval from the Committee (unless otherwise specified in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement (where applicable)) and such transfer being in compliance with all applicable tax, securities and other laws for estate planning purposes or as may be necessary to fulfil a domestic relations order.

(ff)	“Person” shall mean an individual, partnership, corporation, limited liability company, unincorporated organisation, trust or joint venture, or a governmental agency or political subdivision thereof.

(gg)	“Restricted Securities” shall have the meaning set forth in Section 6.4.

(hh)	“Restricted Securities Vesting Notice” shall have the meaning set forth in Section 6.5.

(ii)

“RSU” shall mean a grant of restricted stock units made to any Participant under the Equity Incentive Plan. Any references in the Equity Incentive Plan to a “RSU” will include, but are not limited to, “Time-Based RSUs” and “Performance-Based RSUs”.

(jj)	“RSU Cash Award” shall have the meaning set forth in Section 5.12.

(kk)

“RSU Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit B, entered into by each Participant and the Company evidencing the grant of each RSU pursuant to the Equity Incentive Plan, provided the Committee may make such changes to the form of the RSU Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the Equity Incentive Plan.

(ll)	“RSU Grant Date” shall have the meaning set forth in Section 5.2.

(mm)	“RSU Vesting Notice” shall have the meaning set forth in Section 5.5.

(nn)	“Share Award” shall mean a grant of Ordinary Shares made to any Participant under the Equity Incentive Plan.

(oo)

“Share Award Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit C, entered into by each Participant and the Company evidencing the grant of each Share Award pursuant to the Equity Incentive Plan, provided the Committee may make such changes to the form of the Share Award Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the Equity Incentive Plan.

(pp)	“Share Award Grant Date” shall have the meaning set forth in Section 6.2.

(qq)	“Time-Based Option” shall have the meaning set forth in Section 4.5.1.

(rr)	“Time-Based Restricted Securities” shall have the meaning set forth in Section 6.4.1.

(ss)	“Time-Based RSU” shall have the meaning set forth in Section 5.4.1.

(tt)

“Transfer” shall mean any transfer, sale, assignment, hedge, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. “Transferee” and “Transferor” shall have correlative meanings.

3.	ADMINISTRATION OF THE PLAN

The Board shall have the right to establish the Committee to administer the Equity Incentive Plan under the terms of the Company’s constitution, and to grant Options, RSUs and Share Awards.

In addition, the Committee, in its absolute discretion, may delegate its authority to grant Options, RSUs and/or Share Awards to an officer or committee of officers of the Company, subject to reasonable limits and guidelines established by the Committee at the time of such delegation and subject to Applicable Law.

3.1	Powers of the Committee. In addition to the other powers granted to the Committee under the Equity Incentive Plan, the Committee shall have the power, in its absolute discretion, to:

3.1.1	determine the Eligible Individuals to whom grants of Options, RSUs and/or Share Awards shall be made;

3.1.2	determine the time or times when grants of Options, RSUs and/or Share Awards shall be made;

3.1.3	determine the allocation methodology to be used in respect of calculating the number of Ordinary Shares to be subject to each such grant of Options, RSUs and/or Share Awards;

3.1.4	determine, modify or waive the terms and conditions of any grant of Options, RSUs and/or Share Awards;

3.1.5

prescribe the form and terms and conditions of any instrument evidencing a grant of Options, RSUs and/or Share Awards, so long as such terms and conditions are not otherwise inconsistent with the terms of the Equity Incentive Plan;

3.1.6	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the Equity Incentive Plan;

3.1.7	construe and interpret the Equity Incentive Plan, such rules and regulations and the instruments evidencing grants of Options, RSUs and/or Share Awards;

3.1.8	reconcile any inconsistency, correct any defect and/or supply any omission in the Equity Incentive Plan or any instrument evidencing any grant of Options, RSUs and/or Share Awards; and

3.1.9	make all other determinations necessary or advisable for the administration of the Equity Incentive Plan and otherwise do all things necessary to carry out the purposes of the Equity Incentive Plan, provided that such power shall be subject to Applicable Law.

3.2

Determinations of the Committee. Any grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all Persons (including for the avoidance of doubt, any decisions pertaining to disputes as to the interpretation of the Equity Incentive Plan or any rule, regulation or procedure hereunder or as to any rights under the Plan). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

3.3

Compliance with Applicable Law; Securities Matters; Effectiveness of Option Exercise, RSU Settlement and/or Share Award Settlement. The Company shall be under no obligation to effect or procure the registration or effect similar compliance with respect to any applicable securities laws with respect to any awards or Ordinary Shares to be issued or transferred, as the case may be, hereunder. Any issuance or transfer, as the case may be, of Ordinary Shares to a Participant pursuant to the exercise of an Option or settlement of a RSU and/or Share Award shall only be effective once such Ordinary Shares have been registered in such Participant’s name in the Company’s Register of Members or recorded with the transfer agent or stock plan administrator of the Company for the benefit of the Participant (as the case may be). The Company may, in its sole discretion, defer (a) the effectiveness of an exercise, or delay the exercisability, of an Option hereunder or the issuance or transfer of the Ordinary Shares pursuant to any Option and/or (b) the issuance or transfer of the Ordinary Shares pursuant to any RSU and/or Share Awards or to help ensure compliance under applicable securities laws and any exemptions therefrom on which the Company may be relying. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option, the issuance or transfer of the Ordinary Shares pursuant to any Option or the issuance or transfer of the Ordinary Shares pursuant to any RSU and/or Share Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.4

Inconsistent Terms. In the event of a conflict between the terms of the Equity Incentive Plan and the terms of any Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement (where applicable), the terms of the Equity Incentive Plan shall govern except as otherwise expressly provided herein.

3.5

Equity Incentive Plan Term. The Committee shall not grant any Options, RSUs and/or Share Awards under the Equity Incentive Plan on or after the tenth anniversary of the Effective Date. All Options, RSUs and/or Share Awards which remain outstanding after such date shall continue to be governed by the Equity Incentive Plan and the applicable Option Grant Agreement(s), RSU Grant Agreement(s) and/or Share Award Grant Agreement(s).

4.	OPTIONS

4.1

Grant. The Committee may offer to grant Options to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the Equity Incentive Plan is in force, provided that such power shall be subject to Applicable Law. Each Option offered pursuant to the Equity Incentive Plan shall be subject to terms and conditions established by the Committee consistent with the Equity Incentive Plan.

4.1.1	Offer of Grant. An offer to grant Options to the Eligible Individual shall be made by sending to such Eligible Individual an Option Grant Agreement confirming the grant of Options.

4.1.2

Acceptance of Grant. A grant of Options offered to an Eligible Individual pursuant to Section 4.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Option Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Option Grant Date (a) by completing, signing and returning to the Company the Option Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of S$0.01, to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Option Grant Agreement in respect of the Option as aforesaid, he or she remains eligible to participate in the Equity Incentive Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Option Grant Agreement and consideration, acknowledge receipt of the same.

4.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of an Option shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 4.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Option;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Option;

(iv)	the Eligible Individual, being an Employee of the Group, ceases to be in the Employment of the Group for any reason whatsoever prior to his or her acceptance of the Option; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Option.

4.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of an Option made pursuant to Section 4.1 which does not strictly comply with the terms of the Equity Incentive Plan.

4.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of an Option results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

4.2

Option Grant Date. The date of grant of the Options shall be the date designated by the Committee and specified in the Option Grant Agreement as of the date the Option is granted (the “Option Grant Date”).

4.3

Terms and Conditions. Subject to the specific terms of the Option Grant Agreement, including any vesting conditions outlined in the Option Grant Agreement and payment of the Exercise Price (which may be nil), each Option represents an option to purchase or subscribe for one Ordinary Share, or in certain circumstances, entitle the Participant to an Option Cash Award.

4.4

Exercise Price. The Exercise Price of any Option granted under the Equity Incentive Plan shall be the price as specified in the Option Grant Agreement, such amount (which may be nil) to be determined by the Committee in its absolute discretion in connection with the grant. Options, once granted, may be repriced only in accordance with the applicable requirements of the Equity Incentive Plan and Applicable Law.

4.5

Vesting of Options. The Committee shall specify in the Option Grant Agreement the conditions upon which the Option shall become vested. The Option Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 4.5 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion. Vested portions of the Option (if any) may be exercised only in accordance with Section 4.13 hereof.

4.5.1

Time-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the Equity Incentive Plan is a Time-Based Option. For the purposes of this plan, a “Time-Based Option” shall mean an Option which is subject to time-based vesting conditions as set forth in the Option Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based Option may be suspended during any leave of absence.

4.5.2

Performance-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the Equity Incentive Plan is a Performance-Based Option. For the purposes of this plan, a “Performance-Based Option” shall mean an Option that vests in accordance with the performance conditions set forth in the applicable Option Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Options, which shall be set forth in the Option Grant Agreement. In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Options as set forth in the Option Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

4.5.3	Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Option Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 4.17.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Options and/or Performance-Based Options shall immediately vest and become exercisable prior to the Change of Control.

4.6

Vesting Notice. Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Option Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Options vest in the Participant, and no Option will vest and become exercisable until the Option Vesting Notice has been issued.

For the purposes of this Section 4.6, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.7

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the Options is otherwise warranted, the Committee may, in its absolute discretion:

4.7.1	in the case of any unexercised Options, reduce, lapse or forfeit all or part of such Options and/or amend or alter any vesting conditions applying to such Options; and

4.7.2

in the case of any exercised Options, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the exercise of such Options (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of the Ordinary Shares arising from the exercise of such Options, within 30 business days of receipt of such notice.

For the purposes of this Section 4.7(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where an Option, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 4.7(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

4.8

Expiration of Options. All Options, whether vested or unvested, shall expire on the tenth (10th) anniversary of their Option Grant Date unless otherwise provided in a Participant’s Option Grant Agreement or unless such Options expire earlier as provided in Section 4.5.3 or Section 4.9 or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such Options, the Options then remaining unexercised shall lapse and become null and void.

4.9	Termination of Employment.

4.9.1	Unvested Options. Unless otherwise specified in the Option Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Employment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Options held by such Participant shall be immediately forfeited; and

(ii)	where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Options, such retained unvested Options to be pro-rated for the portion of the vesting period served at the time of cessation of Employment, and to vest subject to the terms and conditions of the Option Grant Agreement to which the Options were first granted.

4.9.2

Vested Options. With respect to each Participant, such Participant’s Option(s), or any portion thereof, which have become vested on or before the date such Participant’s Employment is terminated shall, unless otherwise provided in the Participant’s Option Grant Agreement, expire on the earliest of (a) where the Participant is a Bad Leaver, the commencement of business on the date of the Participant’s termination of Employment; and (b) where the Participant is a Good Leaver or Leaver, 30 days after the date the Participant’s Employment is terminated; or (c) the expiration date applicable to such Option specified in Section 4.8. Any Option, or portion thereof, that is vested and is held by a Permitted Transferee shall expire in connection with the Participant’s termination of Employment at the time set forth under Section 4.8 as if the Option were held directly by the Participant, unless otherwise provided in the Participant’s Option Grant Agreement.

4.10

Limitation on Transfer. An Option granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party. Subject to the prior approval of the Committee, the Participant may at the date of grant of the Option assign or transfer the benefit of and the right to exercise an Option, with respect to any or all of the Options held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted. The Committee may at its sole discretion impose trading and dealing restrictions with respect to any Ordinary Share issued or transferred.

4.11

Condition Precedent to Transfer of Any Option. It shall be a condition precedent to any transfer of any benefit or right under any Option by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Equity Incentive Plan and the Option Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the Equity Incentive Plan based on the Employment (or termination thereof) shall continue to be based on the Employment (or termination thereof) of the original Participant.

4.12

Effect of Void Transfers. In the event of any purported Transfer of any Options in violation of the provisions of the Equity Incentive Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

4.13

Exercise of Options. Subject to Section 3.3 hereof, a Participant (or his or her Permitted Transferee or legal representative, if applicable) may exercise any or all of his or her (or its) vested Options only during the period (i) beginning on the date upon which the relevant Option vests pursuant to the Equity Incentive Plan or the applicable Option Grant Agreement and (ii) ending on the date on which the relevant Option expires in accordance with Section 4.8 hereof. The Participant (or his or her Permitted Transferee or legal representative, if applicable) may effectuate any such exercise by serving an Exercise Notice on the Company as provided in Section 4.14 hereof.

4.14

Method of Exercise. Unless the Committee expressly provides otherwise and subject to compliance with such exercise conditions as may be determined by the Committee in its absolute discretion, the Option shall be exercised by delivery of written notice to the Company at the address provided in Section 7.11 hereof (the “Exercise Notice”), which if the Committee so determines may be an electronic notice, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise (the “Exercise Date”), subject to compliance with the Company’s applicable securities trading policy. Such notice shall:

4.14.1	specify the number of Ordinary Shares with respect to which the Option is being exercised, the Option Grant Date of such Option and the Exercise Date;

4.14.2	be signed (including electronic signature in form acceptable to the Committee) by the Participant (or his or her Permitted Transferee or legal representative, if applicable);

4.14.3

indicate whether the aggregate Exercise Price for the exercise of the Options (where the Exercise Price is not nil) specified in Section 4.14.1 will be paid by way of cash (unless the Committee determines in its absolute discretion that the aggregate Exercise Price be settled by way of Net Settlement) or settled by way of Net Settlement; and

4.14.4

if the Option is being exercised by the Participant’s Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the Equity Incentive Plan and Option Grant Agreement as if they had been original signatories thereto (as provided in Section 4.11 hereof).

Pursuant to Section 4.14.3, where the Participant has indicated that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of cash, the Exercise Notice shall be accompanied by payment in cash (or in such other manner as the Committee may approve) for an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice or any other method approved by the Committee in writing.

Pursuant to Section 4.14.3, where the Participant has indicated or, as the case may be, the Committee has determined that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of Net Settlement, the Participant will be entitled to Ordinary Shares calculated as (a) the number of Ordinary Shares with respect to which the Option is being exercised less (b) the number of Ordinary Shares that have a Fair Market Value of an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice, and rounded down to the nearest whole Ordinary Share, and the Company will pay an amount in cash to the Participant equal to the Fair Market Value of the fractional Ordinary Share not otherwise issued or transferred, as the case may be (“Net Settlement”). For avoidance of doubt, the Participant need not make any payment to the Company pursuant to a Net Settlement.

Subject to the terms of the Equity Incentive Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the Option Grant Agreement, as soon as practicable upon the valid exercise of an Option in compliance with this Section 4.14, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant such number of Ordinary Shares with respect to which the Option was exercised. The Company shall be entitled to reject any purported exercise of an Option pursuant to this Section 4.14 if the Exercise Notice does not strictly comply with the terms of the Equity Incentive Plan.

Ordinary Shares issued by the Company on the exercise of an Option in accordance with this Section 4.14 shall be issued as fully paid and recorded as such in the Company’s Register of Members and the subscription price for such issued Ordinary Shares shall be equal to the Exercise Price of the exercised Options, provided that, if applicable, where the Exercise Price for the exercise of an Option is less than the par value of the Ordinary Shares to which such Option relates, the issue price of such Ordinary Shares shall be deemed to be equal to the par value of such Ordinary Shares and the Company shall issue such Ordinary Shares credited as fully paid and recorded as fully paid in the Company’s Register of Members.

The partial exercise of an Option, alone, shall not cause the expiration, termination or cancellation of the remaining portion of such Option.

4.15

Lapse of Options. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to an Option (including the Participant’s active Employment until the completion of that vesting period) has not been satisfied (whether fully or partially), such Option shall lapse and be of no value.

For the purposes of this Section 4.15, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.16

Cash Awards. Upon the exercise of Options pursuant to Section 4.14, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“Option Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after exercise of such Options in lieu of all or part of such Ordinary Shares, the excess, if any, of (A) the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the Option or such portion, over (B) the aggregate exercise price of the Option or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such Option. For avoidance of doubt, any payment made by the Participant pursuant to Section 4.14 will be refunded to him or her in respect of such Options exercised should an Option Cash Award be made by the Company.

4.17	Changes in and Distributions With Respect to Ordinary Shares.

4.17.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the Equity Incentive Plan, (b) the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, (c) the exercise prices relating to Options and (d) any other provision of Options affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the Equity Incentive Plan, the number of Ordinary Shares subject to the Options and/or the Exercise Price per share of Ordinary Shares, provided that such power shall be subject to the Articles and Applicable Law.

4.17.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 4.17.1 above to take into account distributions to shareholders other than those provided for in Section 4.17.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the Equity Incentive Plan and to preserve the value of Options granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Option in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights under the vested portion of such Option, as applicable; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Option may be terminated without payment, (ii) provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such Option with other rights or property selected by the Committee in its absolute discretion, (iv) provide that the Option will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Options as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Options.

4.17.3

Continuing Application of Plan Terms. References in the Equity Incentive Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 4.17.

4.18

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the Equity Incentive Plan, including, but not limited to, the number of Ordinary Shares to be subject to the Options and/or the Exercise Price per Ordinary Share, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 4.18, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the Options in lieu of adjusting such Options, as the Committee may determine in its absolute discretion.

5.	RESTRICTED STOCK UNITS

5.1

Grant. The Committee may offer to grant RSUs to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the Equity Incentive Plan is in force, provided that such power shall be subject to Applicable Law. Each RSU offered pursuant to the Equity Incentive Plan shall be subject to terms and conditions established by the Committee consistent with the Equity Incentive Plan.

5.1.1	Offer of Grant. An offer to grant RSUs to the Eligible Individual shall be made by sending to such Eligible Individual a RSU Grant Agreement confirming the grant of RSUs.

5.1.2

Acceptance of Grant. A grant of RSUs offered to an Eligible Individual pursuant to Section 5.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant RSU Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such RSU Grant Date (a) by completing, signing and returning to the Company the RSU Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of [S$0.01], to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the RSU Grant Agreement in respect of the RSU as aforesaid, he or she remains eligible to participate in the Equity Incentive Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the RSU Grant Agreement and consideration, acknowledge receipt of the same.

5.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a RSU shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 5.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the RSU;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the RSU;

(iv)	the Eligible Individual, being an Employee of the Group, ceases to be in the Employment of the Group for any reason whatsoever prior to his or her acceptance of the RSU; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the RSU.

5.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a RSU made pursuant to Section 5.1 which does not strictly comply with the terms of the Equity Incentive Plan.

5.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a RSU results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

5.2	RSU Grant Date. The date of grant of the RSUs shall be the date designated by the Committee and specified in the RSU Grant Agreement as of the date the RSU is granted (the “RSU Grant Date”).

5.3

Terms and Conditions. Subject to the specific terms of the RSU Grant Agreement, including any vesting conditions outlined in the RSU Grant Agreement, each RSU shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the RSU Grant Agreement, or in certain circumstances, entitle the Participant to a RSU Cash Award.

5.4

Vesting of RSUs. The Committee shall specify in the RSU Grant Agreement the conditions upon which the RSU shall become vested. The RSU Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 5.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion.

Subject to the terms of the Equity Incentive Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the RSU Grant Agreement, as soon as practicable upon the vesting of a RSU, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant the number of Ordinary Shares as determined in accordance with the RSU Grant Agreement.

Ordinary Shares issued by the Company on the vesting of a RSU in accordance with this Section 5.4 and the relevant RSU Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

5.4.1

Time-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the Equity Incentive Plan is a Time-Based RSU. For the purposes of this plan, a “Time-Based RSU” shall mean a RSU which is subject to time-based vesting conditions as set forth in the RSU Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based RSU may be suspended during any leave of absence.

5.4.2

Performance-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the Equity Incentive Plan is a Performance-Based RSU. For the purposes of this plan, a “Performance-Based RSU” shall mean a RSU that vests in accordance with the performance conditions set forth in the applicable RSU Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based RSUs, which shall be set forth in the RSU Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based RSUs as set forth in the RSU Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

5.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the RSU Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 5.13.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based RSUs and/or Performance-Based RSUs shall immediately vest prior to the Change of Control.

5.5

Vesting Notice. Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the RSU Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSUs vest in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 5.5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

5.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the RSUs is otherwise warranted, the Committee may, in its absolute discretion:

5.6.1	in the case of any unvested RSUs, reduce, lapse or forfeit all or part of such RSUs and/or amend or alter any vesting conditions applying to such RSUs; and

5.6.2

in the case of any vested RSUs, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the vesting of such RSUs (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Ordinary Shares arising from the vesting of such RSUs, within 30 business days of receipt of such notice.

For the purposes of this Section 5.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where a RSU, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 5.6(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

5.7	Termination of Employment. Unless otherwise specified in the RSU Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Employment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding RSUs held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested RSUs, such retained unvested RSUs to be pro-rated for the portion of the vesting period served at the time of cessation of Employment, and to vest subject to the terms and conditions of the RSU Grant Agreement to which the RSUs were first granted.

5.8

Limitation on Transfer. A RSU granted to a Participant shall be personal to the Participant only. Subject to the prior approval of the Committee, the Participant may at the date of grant of the RSU assign or transfer the benefit of a RSU, with respect to any or all of the RSUs held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted. The Committee may at its sole discretion impose trading and dealing restrictions with respect to any Ordinary Share issued or transferred.

5.9

Condition Precedent to Transfer of Any RSU. It shall be a condition precedent to any transfer of any benefit under any RSU by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Equity Incentive Plan and the RSU Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the Equity Incentive Plan based on the Employment (or termination thereof) shall continue to be based on the Employment (or termination thereof) of the original Participant.

5.10

Effect of Void Transfers. In the event of any purported Transfer of any RSUs in violation of the provisions of the Equity Incentive Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

5.11

Lapse of RSUs. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to a RSU (including the Participant’s active Employment until the completion of that vesting period) has not been satisfied (whether fully or partially), such RSU shall lapse and be of no value.

For the purposes of this Section 5.11, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

5.12

Cash Awards. Upon the vesting of RSUs pursuant to Section 5.5, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“RSU Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after vesting of such RSUs in lieu of all or part of such Ordinary Shares, the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such RSU.

5.13	Changes in and Distributions With Respect to Ordinary Shares.

5.13.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the Equity Incentive Plan, (b) the number and kind of shares of stock or securities subject to RSUs then outstanding or subsequently granted and (c) any other provision of RSUs affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the Equity Incentive Plan and/or the number of Ordinary Shares subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law.

5.13.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 5.13.1 above to take into account distributions to shareholders other than those provided for in Section 5.13.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the Equity Incentive Plan and to preserve the value of RSUs granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such RSUs in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of the vested portion of such RSUs or realization of the Participant’s rights under the vested portion of such RSUs, as applicable; provided that, if the amount that could have been obtained upon the settlement of the vested portion of such RSUs or realization of the Participant’s rights, in any case, is equal to or less than zero, then the RSUs may be terminated without payment, (ii) provide that such RSUs be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such RSUs with other rights or property selected by the Committee in its absolute discretion, (iv) provide that the RSUs will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding RSUs as it reasonably determines in good faith are appropriate to avoid distortion in the value of such RSUs.

5.13.3

Continuing Application of Plan Terms. References in the Equity Incentive Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 5.13.

5.14

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the Equity Incentive Plan, including, but not limited to, the number of Ordinary Shares to be subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 5.14, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the RSUs in lieu of adjusting such RSUs, as the Committee may determine in its absolute discretion.

6.	SHARE AWARDS

6.1

Grant. The Committee may offer to grant Share Awards to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the Equity Incentive Plan is in force, provided that such power shall be subject to Applicable Law. Each Share Award offered pursuant to the Equity Incentive Plan shall be subject to terms and conditions established by the Committee consistent with the Equity Incentive Plan.

6.1.1	Offer of Grant. An offer to grant Share Awards to the Eligible Individual shall be made by sending to such Eligible Individual a Share Award Grant Agreement confirming the grant of Share Awards.

6.1.2

Acceptance of Grant. A grant of Share Awards offered to an Eligible Individual pursuant to Section 6.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Share Award Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Share Award Grant Date (a) by completing, signing and returning to the Company the Share Award Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of an amount equal to [S$0.01], to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Share Award Grant Agreement in respect of the Share Award as aforesaid, he or she remains eligible to participate in the Equity Incentive Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Share Award Grant Agreement and consideration, acknowledge receipt of the same.

6.1.3

Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a Share Award shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 6.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Share Award;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Share Award;

(iv)	the Eligible Individual, being an Employee of the Group, ceases to be in the Employment of the Group for any reason whatsoever prior to his or her acceptance of the Share Award; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Share Award.

6.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a Share Award made pursuant to Section 6.1 which does not strictly comply with the terms of the Equity Incentive Plan.

6.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a Share Award results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

6.2

Share Award Grant Date. The date of grant of the Share Awards shall be the date designated by the Committee and specified in the Share Award Grant Agreement as of the date the Share Award is granted (the “Share Award Grant Date”).

6.3

Terms and Conditions. Subject to the specific terms of the Share Award Grant Agreement, each Share Award shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the Share Award Grant Agreement, subject to such trading and dealing restrictions (if any) as may be specified by the Committee in its absolute discretion, in the Share Award Grant Agreement.

6.4

Acceptance of Share Awards and Vesting of Restricted Securities. Subject to the terms of the Equity Incentive Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the Share Award Grant Agreement, as soon as practicable upon the valid acceptance of the Share Award by the Participant, the Company shall issue or, as the case may be, transfer to the Participant such number of Ordinary Shares as determined in accordance with the Share Award Grant Agreement, subject to such trading and dealing restrictions (if any) as may be specified by the Committee in its absolute discretion in the relevant Share Award Grant Agreement (“Restricted Securities”).

Ordinary Shares issued by the Company in accordance with this Section 6.4 and the relevant Share Award Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

The Share Award Grant Agreement may, but the Committee shall not be required to, provide for conditions upon which the Restricted Securities shall become vested pursuant to this Section 6.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion, and upon such vesting, the trading and dealing restrictions shall lapse.

6.4.1

Time-Based Restricted Securities. The Committee may provide in the Share Award Grant Agreement that part or all of the Ordinary Shares issued or, as the case may be, transferred pursuant to a Share Award granted under the Equity Incentive Plan are Time-Based Restricted Securities. For the purposes of this plan, “Time-Based Restricted Securities” shall mean such number of Restricted Securities which are subject to time-based vesting conditions as set forth in the Share Award Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based Restricted Securities may be suspended during any leave of absence.

6.4.2

Performance-Based Restricted Securities. The Committee may provide in the Share Award Grant Agreement that part or all of the Ordinary Shares issued or, as the case may be, transferred pursuant to a Share Award granted under the Equity Incentive Plan are Performance-Based Restricted Securities. For the purposes of this plan, “Performance-Based Restricted Securities” shall mean such number of Restricted Securities that vest in accordance with the performance conditions set forth in the applicable Share Award Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Restricted Securities, which shall be set forth in the Share Award Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Restricted Securities as set forth in the Share Award Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

6.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Share Award Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 6.4.4, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Restricted Securities and/or Performance-Based Restricted Securities shall immediately vest prior to the Change of Control.

6.4.4

Certain Other Adjustments. In the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Share Awards exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of the vested portion of such Share Awards or realization of the Participant’s rights under the vested portion of such Share Award, as applicable; provided that, if the amount that could have been obtained upon the settlement of the vested portion of such Share Awards or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Share Awards may be terminated without payment, (ii) provide that such Share Awards be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such Share Awards with other rights or property selected by the Committee in its absolute discretion, (iv) provide that the Share Awards will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Share Awards as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Share Awards.

6.5

Vesting Notice. Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Share Award Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Restricted Securities, the Committee will notify the Participant of the number of Restricted Securities that have vested via the issue of a vesting notice (the “Restricted Securities Vesting Notice”). The date of the Restricted Securities Vesting Notice will be the date the Restricted Securities vest in the Participant, and no Restricted Securities will vest until the Restricted Securities Vesting Notice has been issued. Upon vesting of some or all of the Restricted Securities, all trading and dealing restrictions as set out in the Equity Incentive Plan and the Share Award Grant Agreement in respect of the relevant Restricted Securities shall lapse and cease to be of effect.

For the purposes of this Section 6.5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

6.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a clawback of the Restricted Securities is otherwise warranted, the Committee may, in its absolute discretion, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Restricted Securities (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Restricted Securities, within 30 business days of receipt of such notice .

For the purposes of this Section 6.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where the relevant Restricted Securities, which would not have otherwise vested, vest or remain capable of vesting as a result of such circumstances.

For the purposes of this Section 6.6(b), such circumstances are limited to:

6.6.1	fraud or dishonesty on the part of the Participant;

6.6.2	breach of any obligations owed by the Participant to the Group;

6.6.3	bankruptcy of the Participant; or

6.6.4	any material misstatement of financial accounts by the Participant.

6.7	Termination of Employment. Unless otherwise specified in the Share Award Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Employment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Restricted Securities held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Restricted Securities, such retained unvested Restricted Securities to be pro-rated for the portion of the vesting period served at the time of cessation of Employment, and to vest subject to the terms and conditions of the Share Award Grant Agreement to which the Restricted Securities were first granted.

6.8

Limitation on Transfer. A Share Award granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party other than the Participant’s personal representative on his or her death. Subject to the prior approval of the Committee, the Participant may assign or transfer his or her rights with respect to any or all of the Restricted Securities held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted.

Unless otherwise determined by the Committee in its absolute discretion, all unvested Restricted Securities issued or transferred, as the case may be, to a Participant shall be subject to dealing and transfer restrictions as set out in the Equity Incentive Plan and Share Award Grant Agreement and which may, at the absolute discretion of the Committee, be enforced by a holding lock as administered by the Company’s share registry, which may require the Participant to hold the relevant Restricted Securities on the issuer sponsored sub-register or in such other manner as allows a holding lock to be applied to the relevant Restricted Securities.

For the avoidance of doubt, Sections 6.8 and 6.9 and anything in relation to the dealing and transfer restrictions of unvested Restricted Securities do not apply to Restricted Securities which have vested pursuant to the terms and conditions set out in the Share Award Grant Agreement.

6.9

Condition Precedent to Transfer of Any Unvested Restricted Securities. It shall be a condition precedent to any Transfer of any unvested Restricted Securities by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the Equity Incentive Plan and the Share Award Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the Equity Incentive Plan based on the Employment (or termination thereof) shall continue to be based on the Employment (or termination thereof) of the original Participant.

6.10

Effect of Void Transfers. In the event of any purported Transfer of any Restricted Securities in violation of the provisions of the Equity Incentive Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

6.11

Forfeiture of Restricted Securities. Where the Committee, in its absolute discretion, has determined that such number of Restricted Securities are to be forfeited in accordance with the provisions of the Equity Incentive Plan and/or the Share Award Grant Agreement, the Participant must execute any document and do anything that the Participant will be required to do to effect such forfeiture under this Equity Incentive Plan.

The Committee has the absolute discretion in effecting the forfeiture of such Restricted Securities, including, among others, by way of transfer of Restricted Securities to a third party nominated by the Committee (including a trust), (subject to Applicable Law) a buyback of the Restricted Securities by the

Company, a sale on-market by the Participant (with the proceeds delivered to the Company after the transfer price is delivered to the Participant). The transfer price payable to the Participant in consideration for the Participant’s forfeited Restricted Securities shall be [S$0.01].

7.	MISCELLANEOUS

7.1

Rights as Holders of Options and/or RSUs. The Participants shall not have any rights as holders with respect to any Ordinary Shares covered by or relating to the Options and RSUs granted pursuant to the Equity Incentive Plan until the date the Participants become the registered owners of such Ordinary Shares issued or, as the case may be, transferred in accordance with and subject to the governing documents of the Company. Except as otherwise expressly provided (in respect of Options) in Sections 4.17 through 4.18 and (in respect of RSUs) Sections 5.13 through 5.14 hereof, no adjustment to the Options and/or RSUs shall be made for dividends or other rights for which the record date occurs prior to the effective date such share is registered.

7.2

Amendment of Terms of Options, RSUs and Share Awards. The Committee may, in its sole discretion, amend the Equity Incentive Plan or terms of any Option, RSU and/or Share Award, provided, however, that any such amendment shall not impair or adversely affect the Participants’ existing rights under the Equity Incentive Plan in relation to outstanding grants or such Option, RSU and/or Share Award without such Participant’s written consent, unless the Committee expressly reserved the right to make such amendment at the time the Option, RSU and Share Award was granted (which shall include, without limitation, the right to adjust or modify outstanding Options (pursuant to Sections 4.17 through 4.18) and RSUs (pursuant to Sections 5.13 through 5.14). For purposes of this Section 7.3, the opinion of the Committee as to whether any amendment would impair or adversely affect the Participants’ existing rights under the Equity Incentive Plan in relation to outstanding grants of Options, RSUs and/or Share Awards shall be final, binding and conclusive.

7.3

No Special Employment Rights. Nothing contained in the Equity Incentive Plan shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of grant.

7.4

Tax Withholding. The Committee is authorised to withhold from any delivery of Ordinary Shares pursuant to the Equity Incentive Plan or any other payment to a Participant such amounts as are required to be withheld by applicable tax law in connection with any Option, RSU and/or Share Award. Each Participant shall be responsible for the payment of applicable withholding and other taxes in cash that may become due in connection with the grant, exercise or settlement of an Option, a RSU and/or a Share Award. The Committee may permit a Participant to satisfy such obligation through the delivery of Ordinary Shares that have a Fair Market Value equal to the amount required to be paid, to the extent that the Committee determines that so satisfying such obligation would not adversely impact the Company’s ability to meet its cash obligations.

7.5	No Obligation to Exercise. The grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

7.6

No Restrictions on Ordinary Shares issued or transferred under Options and RSUs. Unless stated in the Option Grant Agreement, RSU Grant Agreement or as the Committee may determine in its absolute discretion, all Ordinary Shares issued or transferred, as the case may be, pursuant to the exercise of any Option or the settlement of any RSU shall not be subject to any dealing or trading restrictions.

7.7

Coordination with Other Plans. Options, RSUs and/or Share Awards under the Equity Incentive Plan may be granted in tandem with, or in satisfaction of or substitution for, other grants under other plans or awards made under other compensatory plans or programs of the Group.

7.8

Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person or by electronic mail, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Company:

[PUBCO]

[address]

Attention: [ 🌑 ]

If to the Participant, to its most recent address shown on records of the Company or their subsidiaries;

or in each case to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.9	Descriptive Headings. The headings in the Equity Incentive Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

7.10

Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company, its subsidiaries and the Participants shall be enforceable to the fullest extent permitted by law.

7.11

Governing Law. The provisions of, and all claims or disputes arising out of or based upon the Equity Incentive Plan or any Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement, Option, RSU and Share Award or relating to the subject matter hereof or thereof shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction.

7.12

Limitation of Liability. Notwithstanding anything to the contrary in the Equity Incentive Plan, neither the Company, nor any subsidiary or Affiliate of the Company, nor the Board or the Committee, nor any person acting on behalf of the Company, any subsidiary or Affiliate of the Company, the Board or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Option, a RSU and/or a Share Award under any circumstances for any costs, losses, expenses and damages whatsoever and howsoever arising in any event or by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted with respect to the Option, RSU and/or Share Award.

7.13

Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the Equity Incentive Plan, and in order to comply with any Applicable Laws, the Company will collect, use and disclose the personal data of the Participants, as contained in each Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement and/or any other notice or communication given or received pursuant to the Equity Incentive Plan, and/or which is otherwise collected from the Participants (or their authorised representatives). By participating in the Equity Incentive Plan, each Participant consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to related corporations of the Company and/or third parties who provide services to the Company in any country or jurisdiction, and to the collection, use and further disclosure by such parties for such purposes. Each Participant also warrants that where he or she discloses the personal data of third parties to the Company in connection with the Equity Incentive Plan, he or she has obtained the prior consent of such third parties for the Company to collect, use and disclose their personal data for the abovementioned purposes, in accordance with Applicable Law. Each Participant shall indemnify the Company in respect of any penalties, liabilities, claims, demands, losses and damages as a result of the Participant’s breach of this warranty.

7.14

Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore. No person other than the Company or a Participant shall have any right to enforce any provision of the Equity Incentive Plan or any Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement, Option, RSU and/or Share Award by virtue of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

EXHIBIT A - FORM OF OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of             , 20     between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and executive directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

(B)	The Equity Incentive Plan provides for the grant to Participants of Options to purchase or subscribe for Ordinary Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the Equity Incentive Plan, the Company hereby grants to the Participant an Option (the “Option”) with respect to [●] Ordinary Shares. [In consideration for the grant of Options the Participant shall make a payment of [S$0.01] to the Company.]

This Option comprises [(a) a Time-Based Option to purchase or subscribe for up to [●] Ordinary Shares (comprising approximately [●]% of this Option), and (b) a Performance-Based Option to purchase or subscribe for up to [●] Ordinary Shares (comprising approximately [●]% of this Option), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Option hereby granted is [●].

3.

Incorporation of Equity Incentive Plan. All terms, conditions and restrictions of the Equity Incentive Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Equity Incentive Plan and this Agreement, the terms and conditions of the Equity Incentive Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the Equity Incentive Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the Equity Incentive Plan.

4.

Exercise Price. The exercise price of each Ordinary Share underlying the Option hereby granted is SGD$[●], subject to any requisite adjustments in accordance with the terms of the Equity Incentive Plan.

5.	Additional Terms of the Option.

(a)	In relation to the Time-Based Option to purchase or subscribe for up to [●] Ordinary Shares:

[●]

(b)	In relation to the Performance-Based Option to purchase or subscribe for up to [●] Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Option vests in the Participant, and no Option will vest until the Option Vesting Notice has been issued.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

[5A.	Tax. Subdivision 83A-C of the Income Tax Assessment Act 1997 applies to Options granted under the Equity Incentive Plan such that Options are subject to deferred taxation.]

6.	Term of Option; Expiration. The Option shall expire in accordance with the provisions of the Equity Incentive Plan.

7.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

8.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

9.

Limitation on Transfer. An Option granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party. Subject to the prior approval of the Committee, the Participant may at the date of grant of the Option assign or transfer the benefit of and the right to exercise an Option, with respect to any or all of the Options held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the Equity Incentive Plan and this Agreement and shall be entitled to all the rights of the Participant under the Equity Incentive Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the Employment and termination of Employment of the Participant.

10.	Restrictive Covenants.

(a)

In consideration of the Participant’s Employment with the Company and as a condition of the grant of an Option pursuant to this Agreement, the Participant makes the following covenants described in this Section 10. Notwithstanding anything in the Equity Incentive Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 10, he or she shall forfeit the Option in full (regardless of the extent to which the Option is vested at the time of such violation).

(b)

Non-Competition; Non-Solicitation; Confidential Information. In addition to what may otherwise be provided in the Participants’ Employment agreement with the Company or any subsidiary of the Company, the Participant, in consideration of the grant of Options to him or her under the Equity Incentive Plan, undertakes that he or she shall not during the Participant’s Employment and for the 12 month period following the termination of the Participant’s Employment compete by doing or permitting any of the following without the prior written consent of the Company in countries where the Company has a business presence, and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the Equity Incentive Plan and/or any outstanding grant:

(i)

become an employee, director, or independent contractor of, or a consultant to, or perform any services for or on behalf of, any Person engaging in any business activity that competes with the business of the Company or any subsidiary of the Company at such time;

(ii)

solicit (including any communication of any kind, regardless of by whom it is initiated) or hire or attempt to solicit or hire (x) any customer or supplier of the Company or any subsidiary of the Company in connection with any business activity that then competes with the Company or any subsidiary of the Company or to terminate or alter in a manner adverse to the Company or its Affiliates such customer’s or supplier’s relationship with the Company or its Affiliates, or (y) any Employee or individual who was an Employee within the six-month period immediately prior thereto to terminate or otherwise alter his or her Employment, provided that Participant’s employer’s or business organisation’s conducting general advertising for employees shall not in and of itself be a violation of this clause (ii); or

(iii)

at any time during or following Employment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information).

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the term, geographical territory, and scope of the covenants set forth in this Section 10, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant further acknowledges that complying with the provisions contained in this Agreement will not preclude the Participant from engaging in a lawful profession, trade or business, or from becoming gainfully employed. The Participant agrees that the Participant’s covenants under this Section 10 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 10. The Participant agrees that any breach of any covenant under this Section 10 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Option for no consideration; (iii) in respect of the Option (or portion thereof) exercised by the Participant prior to any such breach or subsequent thereto and prior to the forfeiture of the Option (or portion thereof) required by this Section 10, payment by the Participant to the Company of an amount equal to the difference between the Exercise Price of the Option and the per-share proceeds of any sale of Ordinary Shares acquired upon such exercise multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

11.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Equity Incentive Plan. This Agreement, including without limitation the Equity Incentive Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 13, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

14.

Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Option.

15.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the Equity Incentive Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Equity Incentive Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Option pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 15 is inaccurate, the grant of the Option to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*            *             *            *            *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the Equity Incentive Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

EXHIBIT B - FORM OF RSU GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of             , 20     between [PUBCO] (the “Company”) and                          (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and executive directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

(B)	The Equity Incentive Plan provides for the grant to Participants of RSUs.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of RSUs. Pursuant to, and subject to, the terms and conditions set forth herein and in the Equity Incentive Plan, the Company hereby grants to the Participant a restricted stock unit (the “RSU”) with respect to [●] Ordinary Shares. [In consideration for the grant of RSUs the Participant shall make a payment of [S$0.01] to the Company.]

The RSU comprises [(a) a Time-Based RSU of up to [●] Ordinary Shares (comprising approximately [●]% of this RSU), and (b) a Performance-Based RSU of up to [●] Ordinary Shares (comprising approximately [●]% of this RSU), in each case] as determined in Section 4 below.

2.	Grant Date. The Grant Date of the RSU hereby granted is [●].

3.

Incorporation of Equity Incentive Plan. All terms, conditions and restrictions of the Equity Incentive Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Equity Incentive Plan and this Agreement, the terms and conditions of the Equity Incentive Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the Equity Incentive Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the Equity Incentive Plan.

4.	Additional Terms of the RSU.

(a)	In relation to the Time-Based RSU for up to [●] Ordinary Shares:

[●]

(b)	In relation to the Performance-Based RSU for up to [●] Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSU vests in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 4, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

5.

Issuance of Ordinary Shares. As soon as practicable upon the vesting of the RSU, the Participant will receive [●] fully paid Ordinary Shares [or, in the Committee’s sole discretion or an amount in cash equal to the value thereof calculated in accordance with the Equity Incentive Plan].

6.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

7.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

8.

Limitation on Transfer. A RSU granted to a Participant shall be personal to the Participant only. Subject to the prior approval of the Committee, the Participant may at the date of grant of the RSU assign or transfer the benefit of a RSU, with respect to any or all of the RSUs held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the Equity Incentive Plan and this Agreement and shall be entitled to all the rights of the Participant under the Equity Incentive Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the RSU shall vest or forfeit based on the Employment and termination of Employment of the Participant.

9.	Restrictive Covenants.

(a)

In consideration of the Participant’s Employment with the Company and as a condition of the grant of a RSU pursuant to this Agreement, the Participant makes the following covenants described in this Section 9. Notwithstanding anything in the Equity Incentive Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 9, he or she shall forfeit the RSU in full (regardless of the extent to which the RSU is vested at the time of such violation).

(b)

Non-Competition; Non-Solicitation; Confidential Information. In addition to what may otherwise be provided in the Participants’ Employment agreement with the Company or any subsidiary of the Company, the Participant, in consideration of the grant of RSUs to him or her under the Equity Incentive Plan, undertakes that he or she shall not during the Participant’s Employment and for the 12 month period following the termination of the Participant’s Employment compete by doing or permitting any of the following without the prior written consent of the Company in countries where the Company has a business presence, and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the Equity Incentive Plan and/or any outstanding grant:

(i)

become an employee, director, or independent contractor of, or a consultant to, or perform any services for or on behalf of, any Person engaging in any business activity that competes with the business of the Company or any subsidiary of the Company at such time;

(ii)	solicit (including any communication of any kind, regardless of by whom it is initiated) or hire or attempt to solicit or hire (x) any customer or supplier of the Company or any subsidiary of the

Company in connection with any business activity that then competes with the Company or any subsidiary of the Company or to terminate or alter in a manner adverse to the Company or its Affiliates such customer’s or supplier’s relationship with the Company or its Affiliates, or (y) any Employee or individual who was an Employee within the six-month period immediately prior thereto to terminate or otherwise alter his or her Employment, provided that Participant’s employer’s or business organisation’s conducting general advertising for employees shall not in and of itself be a violation of this clause (ii); or

(iii)

at any time during or following Employment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information).

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Law.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the term, geographical territory, and scope of the covenants set forth in this Section 9, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant further acknowledges that complying with the provisions contained in this Agreement will not preclude the Participant from engaging in a lawful profession, trade or business, or from becoming gainfully employed. The Participant agrees that the Participant’s covenants under this Section 9 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 9. The Participant agrees that any breach of any covenant under this Section 9 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the RSU for no consideration; (iii) in respect of the RSU (or portion thereof) settled prior to any such breach or subsequent thereto and prior to the forfeiture of the RSU (or portion thereof) required by this Section 9, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Ordinary Shares on the day of the issue or transfer, as the case may be, of Ordinary Shares, and (2) the per-share proceeds of any sale of Ordinary Shares acquired upon such settlement multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

10.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Equity Incentive Plan. This Agreement, including without limitation the Equity Incentive Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

11.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 12, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

13.

Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any RSU.

14.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the Equity Incentive Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Equity Incentive Plan, this Agreement and the RSU shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the RSU pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 14 is inaccurate, the grant of the RSU to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*            *             *            *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the Equity Incentive Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

EXHIBIT C - FORM OF SHARE AWARD GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of             , 20      between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Omnibus Equity Incentive Plan (the “Equity Incentive Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and executive directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

(B)	The Equity Incentive Plan provides for the grant to Participants of Share Awards.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Share Awards. Pursuant to, and subject to, the terms and conditions set forth herein and in the Equity Incentive Plan, the Company hereby grants to the Participant a share award (the “Share Award”) with respect to [●] Ordinary Shares. [In consideration for the grant of Share Awards the Participant shall make a payment of [S$0.01] to the Company.]

The Share Award comprises [(a) Time-Based Restricted Securities of up to [●] Restricted Securities (comprising approximately [●]% of this Share Award), and (b) Performance-Based Restricted Securities of up to [●] Restricted Securities (comprising approximately [●]% of this Share Award), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Share Award hereby granted is [●].

3.

Incorporation of Equity Incentive Plan. All terms, conditions and restrictions of the Equity Incentive Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the Equity Incentive Plan and this Agreement, the terms and conditions of the Equity Incentive Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the Equity Incentive Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the Equity Incentive Plan.

4.	Issuance of Restricted Securities. As soon as practicable upon the Participant’s acceptance of the Share Awards, the Participant will receive [●] Ordinary Shares.

5.	Additional Terms of the Restricted Securities.

(a)	In relation to the Time-Based Restricted Securities for up to [●] Restricted Securities:

[●]

(b)	In relation to the Performance-Based Restricted Securities for up to [●] Restricted Securities:

[●]

(c)

Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Restricted Securities, the Committee will notify the Participant of the number of Restricted Securities that have vested via the issue of a vesting notice (the “Restricted Securities Vesting Notice”). The date of the Restricted Securities Vesting Notice will be the date the Restricted Securities vest in the Participant, and no Restricted Securities will vest until the Restricted Securities Vesting Notice has been issued. Upon vesting of some or all of the Restricted Securities, all trading and dealing restrictions as set out in the Equity Incentive Plan and this Agreement in respect of the relevant Restricted Securities shall lapse and cease to be of effect.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

6.

Trading and Dealing Restrictions. The Participant agrees that he or she shall not cause or permit the unvested Restricted Securities or his or her interest in the unvested Restricted Securities to be transferred to any other party other than the Participant’s personal representative on his or her death. Subject to the prior approval of the Committee, the Participant may assign or transfer his or her rights with respect to any or all of the Restricted Securities held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the Equity Incentive Plan and this Agreement and shall be entitled to all the rights of the Participant under the Equity Incentive Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Restricted Securities shall vest or forfeit based on the Employment and termination of Employment of the Participant.

7.

Compliance with Trading Moratorium. The Participant agrees that, in respect of any unvested Restricted Securities, notwithstanding anything in this Agreement and/or the Equity Incentive Plan to the contrary, he or she will:

7.1

comply with any Restricted Securities trading moratorium or restriction requirements (including a holding lock) that are necessary, desirable or expedient in connection with the unvested Restricted Securities, as determined by the Committee in its absolute discretion; and

7.2

not pledge, hedge, gift, hypothecate, sell, contract to sell, grant any option or other rights over or otherwise transfer or dispose of, directly or indirectly, any unvested Restricted Securities, options or other securities convertible into or exercisable or exchangeable for Restricted Securities, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Restricted Securities.

In the event of any purported Transfer of any Restricted Securities in violation of the provisions of the Equity Incentive Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

8.

Forfeiture of Restricted Securities. Where the Committee, in its absolute discretion, has determined that such number of Restricted Securities are to be forfeited in accordance with the provisions of this Agreement and/or the Equity Incentive Plan, the Participant agrees that he or she will execute any document and do anything that the Participant will be required to do to effect such forfeiture under the Equity Incentive Plan.

9.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

10.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

11.	Restrictive Covenants.

(a)

In consideration of the Participant’s Employment with the Company and as a condition of the grant of a Share Award pursuant to this Agreement, the Participant makes the following covenants described in this Section 11. Notwithstanding anything in the Equity Incentive Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 11, he or she shall forfeit the Restricted Securities in full (regardless of the extent to which the Restricted Securities are vested at the time of such violation).

(b)

Non-Competition; Non-Solicitation; Confidential Information. In addition to what may otherwise be provided in the Participants’ Employment agreement with the Company or any subsidiary of the Company, the Participant, in consideration of the grant of Share Awards to him or her under the Equity Incentive Plan, undertakes that he or she shall not during the Participant’s Employment and for the 12 month period following the termination of the Participant’s Employment compete by doing or permitting any of the following without the prior written consent of the Company in countries where the Company has a business presence, and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the Equity Incentive Plan and/or any outstanding grant:

(i)

become an employee, director, or independent contractor of, or a consultant to, or perform any services for or on behalf of, any Person engaging in any business activity that competes with the business of the Company or any subsidiary of the Company at such time;

(ii)

solicit (including any communication of any kind, regardless of by whom it is initiated) or hire or attempt to solicit or hire (x) any customer or supplier of the Company or any subsidiary of the Company in connection with any business activity that then competes with the Company or any subsidiary of the Company or to terminate or alter in a manner adverse to the Company or its Affiliates such customer’s or supplier’s relationship with the Company or its Affiliates, or (y) any Employee or individual who was an Employee within the six-month period immediately prior thereto to terminate or otherwise alter his or her Employment, provided that Participant’s employer’s or business organisation’s conducting general advertising for employees shall not in and of itself be a violation of this clause (ii); or

(iii)

at any time during or following Employment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information).

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Law.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the term, geographical territory, and scope of the covenants set forth in this Section 11, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant further acknowledges that complying with the provisions contained in this Agreement will not preclude the Participant from engaging in a lawful profession, trade or business, or from becoming gainfully employed. The Participant agrees that the Participant’s covenants under this Section 11 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 11. The Participant agrees that any breach of any covenant under this Section 11 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Restricted Securities for no consideration; (iii) in respect of the Restricted Securities (or portion thereof) vested prior to any such breach or subsequent thereto and prior to the forfeiture of the Restricted Securities (or portion thereof) required by this Section 11, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Restricted Securities, and (2) the per-unit proceeds of any sale of Restricted Securities acquired upon such settlement multiplied by the number of Restricted Securities so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

12.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the Equity Incentive Plan. This Agreement, including without limitation the Equity Incentive Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 14, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

15.

Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Share Award.

16.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the Equity Incentive Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the Equity Incentive Plan, this Agreement, the Share Award and the Restricted Securities shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Share Award pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 16 is inaccurate, the grant of the Share Award to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*            *             *            *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the Equity Incentive Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

[PUBCO] NON-EXECUTIVE DIRECTORS SHARE PLAN

Adopted on 4th October 2019 (the “Effective Date”) and subsequently amended on 9th December 2019, 14th October 2020 and [    ] 2021 (the “PropertyGuru Plan”). In connection with the transactions contemplated by that certain Business Combination Agreement by and among [    ] dated [    ] 2021, the PropertyGuru Plan was assumed and converted into the [Pubco] Non-Executive Directors Share Plan.

1.	PURPOSE OF THE PLAN

The purpose of the [PUBCO] (the “Company”) Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) is to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

2.	DEFINITIONS

As used in this NED Share Plan and in any Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement, the following capitalised terms shall have the following meanings:

(a)

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company, as applicable. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Applicable Law” shall mean applicable laws, rules, regulations and requirements, including all applicable U.S. federal or state laws, any Stock Exchange rules, regulations or guidelines, the applicable laws, rules or regulations of any other country or jurisdiction where any Options, RSUs or Share Awards are granted under the NED Share Plan, or where Participants reside or provide services, and the orders and requirements of governmental authorities in any such jurisdiction, as such laws, rules, regulations, orders and requirements shall be in effect from time to time.

(c)

“Appointment” shall mean the provision of services as a non-executive director for the Company or any of its subsidiaries. “Appointee” and “Appointed” shall have correlative meanings. Appointment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is a non-executive director of the Company or one of its subsidiaries. If a Participant’s Appointment is with a subsidiary and that entity ceases to be a subsidiary of the Company, the Participant’s Appointment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company.

(d)	“Articles” shall mean the memorandum and articles of association of the Company (as may be amended or restated from time to time).

(e)	“Bad Leaver” shall mean a termination of the Participant’s Appointment by the Company or its subsidiary, as applicable, for Cause.

(f)	“Board” shall mean the Board of Directors of the Company.

(g)

“Cause” shall mean, when used in connection with the termination of a Participant’s Appointment, unless otherwise defined in the Participant’s appointment agreement with the Company or any subsidiary of the Company or in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement in which case such definition shall govern:

(i)

a material failure of the Participant to reasonably and substantially perform his or her duties to the Company or any of its Affiliates (other than as a result of physical or mental illness or injury);

(ii)	the Participant’s willful misconduct or gross negligence which is injurious to the Company or any subsidiary of the Company or any of its Affiliates (whether financially, reputationally or otherwise);

(iii)	a breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any subsidiary of the Company;

(iv)

the Participant’s unauthorised removal from the premises of the Company or any subsidiary of the Company of any document (in any medium or form) relating to the Company or any subsidiary of the Company, any of its Affiliates, or the customers of the Company;

(v)	the commission by the Participant of any felony or other serious crime; or

(vi)

a breach by the Participant of the terms of any agreement with the Company or any subsidiary of the Company or any material policies of the Company or any subsidiary of the Company applicable to the Participant, including without limitation any provision of the NED Share Plan, the Option Grant Agreement, the RSU Grant Agreement and/or the Share Award Grant Agreement.

If, subsequent to the termination of a Participant’s Appointment, it is discovered that the Participant engaged in conduct which the Committee determines in good faith could have resulted in Participant’s Appointment being terminated for Cause, as such term is defined above, the Participant’s Appointment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(h)

“Change of Control” shall mean (a) any sale, transfer or other disposition of Ordinary Shares, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50% of the Ordinary Shares (and in such event, only with respect to Ordinary Shares actually sold), (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50% of the Company’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party, (c) a merger or any reorganisation whereby the Company is not the surviving entity (unless the holders of the share capital of the Company immediately prior to such event continue to hold more than 50% of the voting and economic interest of the surviving entity following such event) or (d) any other transaction resulting in a change of control of the Company (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise).

(i)

“Committee” shall mean the [Nominations & Remunerations Committee] of the Board or any other committee appointed by the Board pursuant to Section 3 from time to time to administer the NED Share Plan, and if no such committee exists or has been appointed, the Board.

(j)

“Confidential Information” shall mean, unless more broadly defined in the Participant’s appointment agreement with the Company or any subsidiary, all information regarding the Company or any of its subsidiaries or Affiliates, any activity of any of the Company, its subsidiaries or its Affiliates, the business of any of its Affiliates or any customer or supplier of the Company, its subsidiaries or its Affiliates that is not generally known by the public or to Persons not employed by the Company, its subsidiaries or its Affiliates, including, without limiting the foregoing, information that would not be known to the public but for the actions of or disclosure by, directly or indirectly, the Participant.

(k)

“Disability” shall mean with respect to any Participant, unless otherwise defined in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement, a permanent disability as defined in the Company’s or its subsidiaries’ disability plans, or as defined from time to time by the Board, in its sole discretion.

(l)	“Eligible Individual” shall mean any NED who, in the judgment of the Committee, should be eligible to participate in the NED Share Plan.

(m)	“Exercise Date” shall have the meaning set forth in Section 4.14 herein.

(n)	“Exercise Notice” shall have the meaning set forth in Section 4.14 herein.

(o)

“Exercise Price” shall mean the price (which may be nil) that the Participant must pay under the Option for each Ordinary Share, as determined by the Committee in its absolute discretion for each grant and initially specified in the Option Grant Agreement, subject to any adjustment that may be made in accordance with the NED Share Plan.

(p)

“Fair Market Value” shall mean (A) the closing price of the Ordinary Shares on the immediately preceding trading day (as reported on the relevant securities exchange) or (B) if not so reported, the average of the closing bid and ask prices on such day as reported on such securities exchange.

(q)	“Good Leaver” shall mean with respect to any Participant the termination of his or her Appointment by reason of:

(i)	redundancy;

(ii)	death or Disability by the Participant; or

(iii)	any other reason the Committee may determine in its absolute discretion.

(r)	“Leaver” shall mean a termination of the Participant’s Appointment for reasons other than those set out in the definitions of Good Leaver and Bad Leaver.

(s)	“Net Settlement” shall have the meaning set forth in Section 4.14.

(t)

“Option” shall mean the option to purchase or subscribe for Ordinary Shares granted to any Participant under the NED Share Plan. Any references in the NED Share Plan to an “Option” will include, but are not limited to, “Time-Based Options” and “Performance-Based Options”.

(u)	“Option Cash Award” shall have the meaning set forth in Section 4.16.

(v)

“Option Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the grant of each Option pursuant to the NED Share Plan, provided the Committee may make such changes to the form of the Option Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the NED Share Plan.

(w)	“Option Grant Date” shall have the meaning set forth in Section 4.2.

(x)	“Option Vesting Notice” shall have the meaning set forth in Section 4.6.

(y)	“Ordinary Shares” shall mean ordinary shares in the share capital of the Company.

(z)	“Participant” shall mean an Eligible Individual to whom a grant of an Option, a RSU and/or a Share Award has been made, and, where applicable, shall include Permitted Transferees.

(aa)	“Performance-Based Option” shall have the meaning set forth in Section 4.5.2.

(bb)	“Performance-Based Restricted Securities” shall have the meaning set forth in Section 6.4.2.

(cc)	“Performance-Based RSU” shall have the meaning set forth in Section 5.4.2.

(dd)

“Permitted Transferee” shall mean a transferee of Options, RSUs and/or Restricted Securities (where applicable) from a Participant, having obtained prior written approval from the Committee (unless otherwise specified in the Participant’s Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement (where applicable)) and such transfer being in compliance with all applicable tax, securities and other laws for estate planning purposes or as may be necessary to fulfil a domestic relations order.

(ee)	“Person” shall mean an individual, partnership, corporation, limited liability company, unincorporated organisation, trust or joint venture, or a governmental agency or political subdivision thereof.

(ff)	“Restricted Securities” shall have the meaning set forth in Section 6.4.

(gg)	“Restricted Securities Vesting Notice” shall have the meaning set forth in Section 6.5.

(hh)

“RSU” shall mean a grant of restricted stock units made to any Participant under the NED Share Plan. Any references in the NED Share Plan to a “RSU” will include, but are not limited to, “Time-Based RSUs” and “Performance-Based RSUs”.

(ii)	“RSU Cash Award” shall have the meaning set forth in Section 5.12.

(jj)

“RSU Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit B, entered into by each Participant and the Company evidencing the grant of each RSU pursuant to the NED Share Plan, provided the Committee may make such changes to the form of the RSU Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the NED Share Plan.

(kk)	“RSU Grant Date” shall have the meaning set forth in Section 5.2.

(ll)	“RSU Vesting Notice” shall have the meaning set forth in Section 5.5.

(mm)	“Share Award” shall mean a grant of Ordinary Shares made to any Participant under the NED Share Plan.

(nn)

“Share Award Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit C, entered into by each Participant and the Company evidencing the grant of each Share Award pursuant to the NED Share Plan, provided the Committee may make such changes to the form of the Share Award Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the NED Share Plan.

(oo)	“Share Award Grant Date” shall have the meaning set forth in Section 6.2.

(pp)	“Time-Based Option” shall have the meaning set forth in Section 4.5.1.

(qq)	“Time-Based Restricted Securities” shall have the meaning set forth in Section 6.4.1.

(rr)	“Time-Based RSU” shall have the meaning set forth in Section 5.4.1.

(ss)

“Transfer” shall mean any transfer, sale, assignment, hedge, gift, testamentary transfer, pledge, hypothecation or other disposition of any interest. “Transferee” and “Transferor” shall have correlative meanings.

3.	ADMINISTRATION OF THE PLAN

The Board shall have the right to establish the Committee to administer the NED Share Plan under the terms of the Company’s constitution, and to grant Options, RSUs and Share Awards.

In addition, the Committee, in its absolute discretion, may delegate its authority to grant Options, RSUs and/or Share Awards to an officer or committee of officers of the Company, subject to reasonable limits and guidelines established by the Committee at the time of such delegation and subject to Applicable Law.

3.1	Powers of the Committee. In addition to the other powers granted to the Committee under the NED Share Plan, the Committee shall have the power, in its absolute discretion, to:

3.1.1	determine the Eligible Individuals to whom grants of Options, RSUs and/or Share Awards shall be made;

3.1.2	determine the time or times when grants of Options, RSUs and/or Share Awards shall be made;

3.1.3	determine the allocation methodology to be used in respect of calculating the number of Ordinary Shares to be subject to each such grant of Options, RSUs and/or Share Awards;

3.1.4	determine, modify or waive the terms and conditions of any grant of Options, RSUs and/or Share Awards;

3.1.5

prescribe the form and terms and conditions of any instrument evidencing a grant of Options, RSUs and/or Share Awards, so long as such terms and conditions are not otherwise inconsistent with the terms of the NED Share Plan;

3.1.6	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the NED Share Plan;

3.1.7	construe and interpret the NED Share Plan, such rules and regulations and the instruments evidencing grants of Options, RSUs and/or Share Awards;

3.1.8	reconcile any inconsistency, correct any defect and/or supply any omission in the NED Share Plan or any instrument evidencing any grant of Options, RSUs and/or Share Awards; and

3.1.9	make all other determinations necessary or advisable for the administration of the NED Share Plan and otherwise do all things necessary to carry out the purposes of the NED Share Plan,

provided that such power shall be subject to Applicable Law.

3.2

Determinations of the Committee. Any grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all Persons (including for the avoidance of doubt, any decisions pertaining to disputes as to the interpretation of the NED Share Plan or any rule, regulation or procedure hereunder or as to any rights under the Plan). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

3.3

Compliance with Applicable Law; Securities Matters; Effectiveness of Option Exercise, RSU Settlement and/or Share Award Settlement. The Company shall be under no obligation to effect or procure the registration or effect similar compliance with respect to any applicable securities laws with respect to any awards or Ordinary Shares to be issued or transferred, as the case may be, hereunder. Any issuance or transfer, as the case may be, of Ordinary Shares to a Participant pursuant to the exercise of an Option or settlement of a RSU and/or Share Award shall only be effective once such Ordinary Shares have been registered in such Participant’s name in the Company’s Register of Members or recorded with the transfer agent or stock plan administrator of the Company for the benefit of the Participant (as the case may be). The Company may, in its sole discretion, defer (a) the effectiveness of an exercise, or delay the exercisability, of an Option hereunder or the issuance or transfer of the Ordinary Shares pursuant to any Option and/or (b) the issuance or transfer of the Ordinary Shares pursuant to any RSU and/or Share Awards or to help ensure compliance under applicable securities laws and any exemptions therefrom on which the Company may be relying. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option, the issuance or transfer of the Ordinary Shares pursuant to any Option or the issuance or transfer of the Ordinary Shares pursuant to any RSU and/or Share Award. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.4

Inconsistent Terms. In the event of a conflict between the terms of the NED Share Plan and the terms of any Option Grant Agreement, RSU Grant Agreement and/or Share Award Grant Agreement (where applicable), the terms of the NED Share Plan shall govern except as otherwise expressly provided herein.

3.5

NED Share Plan Term. The Committee shall not grant any Options, RSUs and/or Share Awards under the NED Share Plan on or after the tenth anniversary of the Effective Date. All Options, RSUs and/or Share Awards which remain outstanding after such date shall continue to be governed by the NED Share Plan and the applicable Option Grant Agreement(s), RSU Grant Agreement(s) and/or Share Award Grant Agreement(s).

4.	OPTIONS

4.1

Grant. The Committee may offer to grant Options to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the NED Share Plan is in force, provided that such power shall be subject to Applicable Law. Each Option offered pursuant to the NED Share Plan shall be subject to terms and conditions established by the Committee consistent with the NED Share Plan.

4.1.1	Offer of Grant. An offer to grant Options to the Eligible Individual shall be made by sending to such Eligible Individual an Option Grant Agreement confirming the grant of Options.

4.1.2

Acceptance of Grant. A grant of Options offered to an Eligible Individual pursuant to Section 4.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Option Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Option Grant Date (a) by completing, signing and returning to the Company the Option Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of [S$0.01], to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Option Grant Agreement in respect of the Option as aforesaid, he or she remains eligible to participate in the NED Share Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Option Grant Agreement and consideration, acknowledge receipt of the same.

4.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of an Option shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 4.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Option;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Option;

(iv)	the Eligible Individual, being an Appointee of the Group, ceases to be Appointed by the Group for any reason whatsoever prior to his or her acceptance of the Option; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Option.

4.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of an Option made pursuant to Section 4.1 which does not strictly comply with the terms of the NED Share Plan.

4.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of an Option results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

4.2

Option Grant Date. The date of grant of the Options shall be the date designated by the Committee and specified in the Option Grant Agreement as of the date the Option is granted (the “Option Grant Date”).

4.3

Terms and Conditions. Subject to the specific terms of the Option Grant Agreement, including any vesting conditions outlined in the Option Grant Agreement and payment of the Exercise Price (which may be nil), each Option represents an option to purchase or subscribe for one Ordinary Share, or in certain circumstances, entitle the Participant to an Option Cash Award.

4.4

Exercise Price. The Exercise Price of any Option granted under the NED Share Plan shall be the price as specified in the Option Grant Agreement, such amount (which may be nil) to be determined by the Committee in its absolute discretion in connection with the grant. Options, once granted, may be repriced only in accordance with the applicable requirements of the NED Share Plan and Applicable Law.

4.5

Vesting of Options. The Committee shall specify in the Option Grant Agreement the conditions upon which the Option shall become vested. The Option Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 4.5 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion. Vested portions of the Option (if any) may be exercised only in accordance with Section 4.13 hereof.

4.5.1

Time-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the NED Share Plan is a Time-Based Option. For the purposes of this plan, a “Time-Based Option” shall mean an Option which is subject to time-based vesting conditions as set forth in the Option Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based Option may be suspended during any leave of absence.

4.5.2

Performance-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the NED Share Plan is a Performance-Based Option. For the purposes of this plan, a “Performance-Based Option” shall mean an Option that vests in accordance with the performance conditions set forth in the applicable Option Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Options, which shall be set forth in the Option Grant Agreement. In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Options as set forth in the Option Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

4.5.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Option Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 4.17.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Options and/or Performance-Based Options shall immediately vest and become exercisable prior to the Change of Control.

4.6

Vesting Notice. Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Option Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Options vest in the Participant, and no Option will vest and become exercisable until the Option Vesting Notice has been issued.

For the purposes of this Section 4.6, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

4.7

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the Options is otherwise warranted, the Committee may, in its absolute discretion:

4.7.1	in the case of any unexercised Options, reduce, lapse or forfeit all or part of such Options and/or amend or alter any vesting conditions applying to such Options; and

4.7.2

in the case of any exercised Options, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the exercise of such Options (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Ordinary Shares arising from the exercise of such Options, within 30 business days of receipt of such notice.

For the purposes of this Section 4.7(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where an Option, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 4.7(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

4.8

Expiration of Options. All Options, whether vested or unvested, shall expire on the fifth (5th) anniversary of their Option Grant Date unless otherwise provided in a Participant’s Option Grant Agreement or unless such Options expire earlier as provided in Section 4.5.3 or Section 4.9 or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such Options, the Options then remaining unexercised shall lapse and become null and void.

4.9	Termination of Appointment.

4.9.1	Unvested Options. Unless otherwise specified in the Option Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Appointment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Options held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Options, such retained unvested Options to be pro-rated for the portion of the vesting period served at the time of cessation of Appointment, and to vest subject to the terms and conditions of the Option Grant Agreement to which the Options were first granted.

4.9.2

Vested Options. With respect to each Participant, such Participant’s Option(s), or any portion thereof, which have become vested on or before the date such Participant’s Appointment is terminated shall, unless otherwise provided in the Participant’s Option Grant Agreement, expire on the earliest of (a) where the Participant is a Bad Leaver, the commencement of business on the date of the Participant’s termination of Appointment; and (b) where the Participant is a Good Leaver or Leaver, 30 days after the date the Participant’s Appointment is terminated; or (c) the expiration date applicable to such Option specified in Section 4.8. Any Option, or portion thereof, that is vested and is held by a Permitted Transferee shall expire in connection with the Participant’s termination of Appointment at the time set forth under Section 4.8 as if the Option were held directly by the Participant, unless otherwise provided in the Participant’s Option Grant Agreement.

4.10

Limitation on Transfer. An Option granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party. Subject to the prior approval of the Committee, the Participant may at the date of grant of the Option assign or transfer the benefit of and the right to exercise an Option, with respect to any or all of the Options held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted. The Committee may at its sole discretion impose trading and dealing restrictions with respect to any Ordinary Share issued or transferred.

4.11

Condition Precedent to Transfer of Any Option. It shall be a condition precedent to any transfer of any benefit or right under any Option by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the NED Share Plan and the Option Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the NED Share Plan based on the Appointment (or termination thereof) shall continue to be based on the Appointment (or termination thereof) of the original Participant.

4.12

Effect of Void Transfers. In the event of any purported Transfer of any Options in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

4.13

Exercise of Options. Subject to Section 3.3 hereof, a Participant (or his or her Permitted Transferee or legal representative, if applicable) may exercise any or all of his or her (or its) vested Options only during the period (i) beginning on the date upon which the relevant Option vests pursuant to the NED Share Plan or the applicable Option Grant Agreement and (ii) ending on the date on which the relevant Option expires in accordance with Section 4.8 hereof. The Participant (or his or her Permitted Transferee or legal representative, if applicable) may effectuate any such exercise by serving an Exercise Notice on the Company as provided in Section 4.14 hereof.

4.14

Method of Exercise. Unless the Committee expressly provides otherwise and subject to compliance with such exercise conditions as may be determined by the Committee in its absolute discretion, the Option shall be exercised by delivery of written notice to the Company at the address provided in Section 7.11 hereof (the “Exercise Notice”), which if the Committee so determines may be an electronic notice, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise (the “Exercise Date”), subject to compliance with the Company’s applicable securities trading policy. Such notice shall:

4.14.1	specify the number of Ordinary Shares with respect to which the Option is being exercised, the Option Grant Date of such Option and the Exercise Date;

4.14.2	be signed (including electronic signature in form acceptable to the Committee) by the Participant (or his or her Permitted Transferee or legal representative, if applicable);

4.14.3

indicate whether the aggregate Exercise Price for the exercise of the Options (where the Exercise Price is not nil) specified in Section 4.14.1 will be paid by way of cash (unless the Committee determines in its absolute discretion that the aggregate Exercise Price be settled by way of Net Settlement) or settled by way of Net Settlement; and

4.14.4

if the Option is being exercised by the Participant’s Permitted Transferee(s), such Permitted Transferee(s) shall indicate in writing that they agree to and shall be bound by the NED Share Plan and Option Grant Agreement as if they had been original signatories thereto (as provided in Section 4.11 hereof).

Pursuant to Section 4.14.3, where the Participant has indicated that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of cash, the Exercise Notice shall be accompanied by payment in cash (or in such other manner as the Committee may approve) for an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice or any other method approved by the Committee in writing.

Pursuant to Section 4.14.3, where the Participant has indicated or, as the case may be, the Committee has determined that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of Net Settlement, the Participant will be entitled to Ordinary Shares calculated as (a) the number of Ordinary Shares with respect to which the Option is being exercised less (b) the number of Ordinary Shares that have a Fair Market Value of an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice, and rounded down to the nearest whole Ordinary Share, and the Company will pay an amount in cash to the Participant equal to the Fair Market Value of the fractional Ordinary Share not otherwise issued or transferred, as the case may be (“Net Settlement”). For avoidance of doubt, the Participant need not make any payment to the Company pursuant to a Net Settlement.

Subject to the terms of the NED Share Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the Option Grant Agreement, as soon as practicable upon the valid exercise of an Option in compliance with this Section 4.14, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant such number of Ordinary Shares with respect to which the Option was exercised. The Company shall be entitled to reject any purported exercise of an Option pursuant to this Section 4.14 if the Exercise Notice does not strictly comply with the terms of the NED Share Plan.

Ordinary Shares issued by the Company on the exercise of an Option in accordance with this Section 4.14 shall be issued as fully paid and recorded as such in the Company’s Register of Members and the subscription price for such issued Ordinary Shares shall be equal to the Exercise Price of the exercised Options, provided that, if applicable, where the Exercise Price for the exercise of an Option is less than the par value of the Ordinary Shares to which such Option relates, the issue price of such Ordinary Shares shall be deemed to be equal to the par value of such Ordinary Shares and the Company shall issue such Ordinary Shares credited as fully paid and recorded as fully paid in the Company’s Register of Members.

The partial exercise of an Option, alone, shall not cause the expiration, termination or cancellation of the remaining portion of such Option.

4.15

Lapse of Options. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to an Option (including the Participant’s active Appointment until the completion of that vesting period) has not been satisfied (whether fully or partially), such Option shall lapse and be of no value.

For the purposes of this Section 4.15, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

4.16

Cash Awards. Upon the exercise of Options pursuant to Section 4.14, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“Option Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after exercise of such Options in lieu of all or part of such Ordinary Shares, the excess, if any, of (A) the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the Option or such portion, over (B) the aggregate exercise price of the Option or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such Option. For avoidance of doubt, any payment made by the Participant pursuant to Section 4.14 will be refunded to him or her in respect of such Options exercised should an Option Cash Award be made by the Company.

4.17	Changes in and Distributions With Respect to Ordinary Shares.

4.17.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the NED Share Plan, (b) the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, (c) the exercise prices relating to Options and (d) any other provision of Options affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the NED Share Plan, the number of Ordinary Shares subject to the Options and/or the Exercise Price per share of Ordinary Shares, provided that such power shall be subject to the Articles and Applicable Law.

4.17.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 4.17.1 above to take into account distributions to shareholders other than those provided for in Section 4.17.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the NED Share Plan and to preserve the value of Options granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Option in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights under the vested portion of such Option, as applicable; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Option may be terminated without payment, (ii) provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such Option with other rights or property selected by the Committee in its absolute discretion (iv) provide that the Option will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Options as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Options.

4.17.3

Continuing Application of Plan Terms. References in the NED Share Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 4.17.

4.18

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the NED Share Plan, including, but not limited to, the number of Ordinary Shares subject to the Options and/or the Exercise Price per Ordinary Share, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 4.18, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the Options in lieu of adjusting such Options, as the Committee may determine in its absolute discretion.

5.	RESTRICTED STOCK UNITS

5.1

Grant. The Committee may offer to grant RSUs to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the NED Share Plan is in force, provided that such power shall be subject to Applicable Law. Each RSU offered pursuant to the NED Share Plan shall be subject to terms and conditions established by the Committee consistent with the NED Share Plan.

5.1.1	Offer of Grant. An offer to grant RSUs to the Eligible Individual shall be made by sending to such Eligible Individual a RSU Grant Agreement confirming the grant of RSUs.

5.1.2

Acceptance of Grant. A grant of RSUs offered to an Eligible Individual pursuant to Section 5.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant RSU Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such RSU Grant Date (a) by completing, signing and returning to the Company the RSU Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of

[S$0.01], to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the RSU Grant Agreement in respect of the RSU as aforesaid, he or she remains eligible to participate in the NED Share Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the RSU Grant Agreement and consideration, acknowledge receipt of the same.

5.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a RSU shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 5.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the RSU;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the RSU;

(iv)	the Eligible Individual, being an Appointee of the Group, ceases to be Appointed by the Group for any reason whatsoever prior to his or her acceptance of the RSU; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the RSU.

5.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a RSU made pursuant to Section 5.1 which does not strictly comply with the terms of the NED Share Plan.

5.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a RSU results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

5.2	RSU Grant Date. The date of grant of the RSUs shall be the date designated by the Committee and specified in the RSU Grant Agreement as of the date the RSU is granted (the “RSU Grant Date”).

5.3

Terms and Conditions. Subject to the specific terms of the RSU Grant Agreement, including any vesting conditions outlined in the RSU Grant Agreement, each RSU shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the RSU Grant Agreement, or in certain circumstances, entitle the Participant to a RSU Cash Award.

5.4

Vesting of RSUs. The Committee shall specify in the RSU Grant Agreement the conditions upon which the RSU shall become vested. The RSU Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 5.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion.

Subject to the terms of the NED Share Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the RSU Grant Agreement, as soon as practicable upon the vesting of a RSU, the Company shall issue or procure the issue, as the case may be, transfer or procure the transfer to the Participant the number of Ordinary Shares as determined in accordance with the RSU Grant Agreement.

Ordinary Shares issued by the Company on the vesting of a RSU in accordance with this Section 5.4 and the relevant RSU Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

5.4.1

Time-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the NED Share Plan is a Time-Based RSU. For the purposes of this plan, a “Time-Based RSU” shall mean a RSU which is subject to time-based vesting conditions as set forth in the RSU Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based RSU may be suspended during any leave of absence.

5.4.2

Performance-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the NED Share Plan is a Performance-Based RSU. For the purposes of this plan, a “Performance-Based RSU” shall mean a RSU that vests in accordance with the performance conditions set forth in the applicable RSU Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based RSUs, which shall be set forth in the RSU Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based RSUs as set forth in the RSU Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

5.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the RSU Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 5.13.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based RSUs and/or Performance-Based RSUs shall immediately vest prior to the Change of Control.

5.5

Vesting Notice. Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the RSU Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSUs vest in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 5.5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

5.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the RSUs is otherwise warranted, the Committee may, in its absolute discretion:

5.6.1	in the case of any unvested RSUs, reduce, lapse or forfeit all or part of such RSUs and/or amend or alter any vesting conditions applying to such RSUs; and

5.6.2

in the case of any vested RSUs, by written notice to the relevant Participant require that Participant pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the vesting of such RSUs (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Ordinary Shares arising from the vesting of such RSUs, within 30 business days of receipt of such notice.

For the purposes of this Section 5.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where a RSU, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 5.6(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

5.7	Termination of Appointment. Unless otherwise specified in the RSU Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Appointment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding RSUs held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested RSUs, such retained unvested RSUs to be pro-rated for the portion of the vesting period served at the time of cessation of Appointment, and to vest subject to the terms and conditions of the RSU Grant Agreement to which the RSUs were first granted.

5.8

Limitation on Transfer. A RSU granted to a Participant shall be personal to the Participant only. Subject to the prior approval of the Committee, the Participant may at the date of grant of the RSU assign or transfer the benefit of a RSU, with respect to any or all of the RSUs held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted. The Committee may at its sole discretion impose trading and dealing restrictions with respect to any Ordinary Share issued or transferred.

5.9

Condition Precedent to Transfer of Any RSU. It shall be a condition precedent to any transfer of any benefit under any RSU by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the NED Share Plan and the RSU Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the NED Share Plan based on the Appointment (or termination thereof) shall continue to be based on the Appointment (or termination thereof) of the original Participant.

5.10

Effect of Void Transfers. In the event of any purported Transfer of any RSUs in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

5.11

Lapse of RSUs. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to a RSU (including the Participant’s active Appointment until the completion of that vesting period) has not been satisfied (whether fully or partially), such RSU shall lapse and be of no value.

For the purposes of this Section 5.11, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

5.12

Cash Awards. Upon the vesting of RSUs pursuant to Section 5.5, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“RSU Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after vesting of such RSUs in lieu of all or part of such Ordinary Shares, the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such RSU.

5.13	Changes in and Distributions With Respect to Ordinary Shares.

5.13.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the NED Share Plan, (b) the number and kind of shares of stock or securities subject to RSUs then outstanding or subsequently granted and (c) any other provision of RSUs affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the NED Share Plan and/or the number of Ordinary Shares subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law.

5.13.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 5.13.1 above to take into account distributions to shareholders other than those provided for in Section 5.13.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the NED Share Plan and to preserve the value of RSUs granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such RSUs in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of the vested portion of such RSUs or realization of the Participant’s rights under the vested portion of such RSUs, as applicable; provided that, if the amount that could have been obtained upon the settlement of the vested portion of such RSUs or realization of the Participant’s rights, in any case, is equal to or less than zero, then the RSUs may be terminated without payment, (ii) provide that such RSUs be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such RSUs with other rights or property selected by the Committee in its absolute discretion (iv) provide that the RSUs will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding RSUs as it reasonably determines in good faith are appropriate to avoid distortion in the value of such RSUs.

5.13.3

Continuing Application of Plan Terms. References in the NED Share Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 5.13.

5.14

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the NED Share Plan, including, but not limited to, the number of Ordinary Shares to be subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 5.14, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the RSUs in lieu of adjusting such RSUs, as the Committee may determine in its absolute discretion.

6.	SHARE AWARDS

6.1

Grant. The Committee may offer to grant Share Awards to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the NED Share Plan is in force, provided that such power shall be subject to Applicable Law. Each Share Award offered pursuant to the NED Share Plan shall be subject to terms and conditions established by the Committee consistent with the NED Share Plan.

6.1.1	Offer of Grant. An offer to grant Share Awards to the Eligible Individual shall be made by sending to such Eligible Individual a Share Award Grant Agreement confirming the grant of Share Awards.

6.1.2

Acceptance of Grant. A grant of Share Awards offered to an Eligible Individual pursuant to Section 6.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Share Award Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Share Award Grant Date (a) by completing, signing and returning to the Company the Share Award Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of an amount equal to [S$0.01], to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Share Award Grant Agreement in respect of the Share Award as aforesaid, he or she remains eligible to participate in the NED Share Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Share Award Grant Agreement and consideration, acknowledge receipt of the same.

6.1.3

Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a Share Award shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 6.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Share Award;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Share Award;

(iv)	the Eligible Individual, being an Appointee of the Group, ceases to be Appointed by the Group for any reason whatsoever prior to his or her acceptance of the Share Award; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Share Award.

6.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a Share Award made pursuant to Section 6.1 which does not strictly comply with the terms of the NED Share Plan.

6.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a Share Award results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

6.2

Share Award Grant Date. The date of grant of the Share Awards shall be the date designated by the Committee and specified in the Share Award Grant Agreement as of the date the Share Award is granted (the “Share Award Grant Date”).

6.3

Terms and Conditions. Subject to the specific terms of the Share Award Grant Agreement, each Share Award shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the Share Award Grant Agreement, subject to such trading and dealing restrictions (if any) as may be specified by the Committee in its absolute discretion, in the Share Award Grant Agreement.

6.4

Acceptance of Share Awards and Vesting of Restricted Securities. Subject to the terms of the NED Share Plan, Section 7.2 and any conditions specified by the Committee in its sole discretion in the Share Award Grant Agreement, as soon as practicable upon the valid acceptance of the Share Award by the Participant, the Company shall issue or, as the case may be, transfer to the Participant such number of Ordinary Shares as determined in accordance with the Share Award Grant Agreement, subject to such trading and dealing restrictions (if any) as may be specified by the Committee in its absolute discretion in the relevant Share Award Grant Agreement (“Restricted Securities”).

Ordinary Shares issued by the Company in accordance with this Section 6.4 and the relevant Share Award Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

The Share Award Grant Agreement may, but the Committee shall not be required to, provide for conditions upon which the Restricted Securities shall become vested pursuant to this Section 6.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion, and upon such vesting, the trading and dealing restrictions shall lapse.

6.4.1

Time-Based Restricted Securities. The Committee may provide in the Share Award Grant Agreement that part or all of the Ordinary Shares issued or, as the case may be, transferred pursuant to a Share Award granted under the NED Share Plan are Time-Based Restricted Securities. For the purposes of this plan, “Time-Based Restricted Securities” shall mean such number of Restricted Securities which are subject to time-based vesting conditions as set forth in the Share Award Grant Agreement. Unless the Committee provides otherwise, the vesting of the Time-Based Restricted Securities may be suspended during any leave of absence.

6.4.2

Performance-Based Restricted Securities. The Committee may provide in the Share Award Grant Agreement that part or all of the Ordinary Shares issued or, as the case may be, transferred pursuant to a Share Award granted under the NED Share Plan are Performance-Based Restricted Securities. For the purposes of this plan, “Performance-Based Restricted Securities” shall mean such number of Restricted Securities that vest in accordance with the performance conditions set forth in the applicable Share Award Grant Agreement. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Restricted Securities, which shall be set forth in the Share Award Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Restricted Securities as set forth in the Share Award Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

6.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Share Award Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 6.4.4, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Restricted Securities and/or Performance-Based Restricted Securities shall immediately vest prior to the Change of Control.

6.4.4

Certain Other Adjustments. In the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Share Awards exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the settlement of the vested portion of such Share Awards or realization of the Participant’s rights under the vested portion of such Share Award, as applicable; provided that, if the amount that could have been obtained upon the settlement of the vested portion of such Share Awards or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Share Awards may be terminated without payment, (ii) provide that such Share Awards be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion (iii) replace such Share Awards with other rights or property selected by the Committee in its absolute discretion (iv) provide that the Share Awards will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Share Awards as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Share Awards.

6.5

Vesting Notice. Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Share Award Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Restricted Securities, the Committee will notify the Participant of the number of Restricted Securities that have vested via the issue of a vesting notice (the “Restricted Securities Vesting Notice”). The date of the Restricted

Securities Vesting Notice will be the date the Restricted Securities vest in the Participant, and no Restricted Securities will vest until the Restricted Securities Vesting Notice has been issued. Upon vesting of some or all of the Restricted Securities, all trading and dealing restrictions as set out in the NED Share Plan and the Share Award Grant Agreement in respect of the relevant Restricted Securities shall lapse and cease to be of effect.

For the purposes of this Section 6.5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

6.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a clawback of the Restricted Securities is otherwise warranted, the Committee may in its absolute discretion, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Restricted Securities (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of Restricted Securities, within 30 business days of receipt of such notice .

For the purposes of this Section 6.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where the relevant Restricted Securities, which would not have otherwise vested, vest or remain capable of vesting as a result of such circumstances.

For the purposes of this Section 6.6(b), such circumstances are limited to:

6.6.1	fraud or dishonesty on the part of the Participant;

6.6.2	breach of any obligations owed by the Participant to the Group;

6.6.3	bankruptcy of the Participant; or

6.6.4	any material misstatement of financial accounts by the Participant.

6.7	Termination of Appointment. Unless otherwise specified in the Share Award Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Appointment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Restricted Securities held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Restricted Securities, such retained unvested Restricted Securities to be pro-rated for the portion of the vesting period served at the time of cessation of Appointment, and to vest subject to the terms and conditions of the Share Award Grant Agreement to which the Restricted Securities were first granted.

6.8

Limitation on Transfer. A Share Award granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party other than the Participant’s personal representative on his or her death. Subject to the prior approval of the Committee, the Participant may assign or transfer his or her rights with respect to any or all of the Restricted Securities held by such Participant to a Permitted Transferee. In no event will transfers to a Person that the Committee determines provides services or financial or other support, directly or indirectly, to a competitor of the Company or a subsidiary of the Company be permitted.

Unless otherwise determined by the Committee in its absolute discretion, all unvested Restricted Securities issued or transferred, as the case may be, to a Participant shall be subject to dealing and transfer restrictions as set out in the NED Share Plan and Share Award Grant Agreement and which may, at the absolute discretion of the Committee, be enforced by a holding lock as administered by the Company’s share registry, which may require the Participant to hold the relevant Restricted Securities on the issuer sponsored sub-register or in such other manner as allows a holding lock to be applied to the relevant Restricted Securities.

For the avoidance of doubt, Sections 6.8 and 6.9 and anything in relation to the dealing and transfer restrictions of unvested Restricted Securities do not apply to Restricted Securities which have vested pursuant to the terms and conditions set out in the Share Award Grant Agreement.

6.9

Condition Precedent to Transfer of Any Unvested Restricted Securities. It shall be a condition precedent to any Transfer of any unvested Restricted Securities by any Participant that the Transferee shall agree prior to the Transfer in writing with the Company to be bound by the terms of the NED Share Plan and the Share Award Grant Agreement as if he, she or it had been an original signatory thereto, except that any provisions of the NED Share Plan based on the Appointment (or termination thereof) shall continue to be based on the Appointment (or termination thereof) of the original Participant.

6.10

Effect of Void Transfers. In the event of any purported Transfer of any Restricted Securities in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

6.11

Forfeiture of Restricted Securities. Where the Committee, in its absolute discretion, has determined that such number of Restricted Securities are to be forfeited in accordance with the provisions of the NED Share Plan and/or the Share Award Grant Agreement, the Participant must execute any document and do anything that the Participant will be required to do to effect such forfeiture under this NED Share Plan.

The Committee has the absolute discretion in effecting the forfeiture of such Restricted Securities, including, among others, by way of transfer of Restricted Securities to a third party nominated by the Committee (including a trust), (subject to Applicable Law) a buyback of the Restricted Securities by the Company, a sale on-market by the Participant (with the proceeds delivered to the Company after the transfer price is delivered to the Participant). The transfer price payable to the Participant in consideration for the Participant’s forfeited Restricted Securities shall be [S$0.01].

7.	MISCELLANEOUS

7.1

Rights as Holders of Options and/or RSUs. The Participants shall not have any rights as holders with respect to any Ordinary Shares covered by or relating to the Options and RSUs granted pursuant to the NED Share Plan until the date the Participants become the registered owners of such Ordinary Shares issued or, as the case may be, transferred in accordance with and subject to the governing documents of the Company. Except as otherwise expressly provided (in respect of Options) in Sections 4.17 through 4.18 and (in respect of RSUs) Sections 5.13 through 5.14 hereof, no adjustment to the Options and/or RSUs shall be made for dividends or other rights for which the record date occurs prior to the effective date such share is registered.

7.2

Amendment of Terms of Options, RSUs and Share Awards. The Committee may, in its sole discretion, amend the NED Share Plan or terms of any Option, RSU and/or Share Award, provided, however, that any such amendment shall not impair or adversely affect the Participants’ existing rights under the NED Share Plan in relation to outstanding grants or such Option, RSU and/or Share Award without such Participant’s written consent, unless the Committee expressly reserved the right to make such amendment at the time the Option, RSU and Share Award was granted (which shall include, without limitation, the right to adjust or modify outstanding Options (pursuant to Sections 4.17 through 4.18) and RSUs (pursuant to Sections 5.13 through 5.14). For purposes of this Section 7.3, the opinion of the Committee as to whether any amendment would impair or adversely affect the Participants’ existing rights under the NED Share Plan in relation to outstanding grants of Options, RSUs and/or Share Awards shall be final, binding and conclusive.

7.3

No Special Appointment Rights. Nothing contained in the NED Share Plan shall confer upon the Participants any right with respect to the continuation of their Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participants from the rate in existence at the time of grant.

7.4

Tax Withholding. The Committee is authorised to withhold from any delivery of Ordinary Shares pursuant to the NED Share Plan or any other payment to a Participant such amounts as are required to be withheld by applicable tax law in connection with any Option, RSU and/or Share Award. Each Participant shall be responsible for the payment of applicable withholding and other taxes in cash that may become due in connection with the grant, exercise or settlement of an Option, a RSU and/or a Share Award. The Committee may permit a Participant to satisfy such obligation through the delivery of Ordinary Shares that have a Fair Market Value equal to the amount required to be paid, to the extent that the Committee determines that so satisfying such obligation would not adversely impact the Company’s ability to meet its cash obligations.

7.5	No Obligation to Exercise. The grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

7.6

No Restrictions on Ordinary Shares issued or transferred under Options and RSUs. Unless stated in the Option Grant Agreement, RSU Grant Agreement or as the Committee may determine in its absolute discretion, all Ordinary Shares issued or transferred, as the case may be, pursuant to the exercise of any Option or the settlement of any RSU shall not be subject to any dealing or trading restrictions.

7.7

Coordination with Other Plans. Options, RSUs and/or Share Awards under the NED Share Plan may be granted in tandem with, or in satisfaction of or substitution for, other grants under other plans or awards made under other compensatory plans or programs of the Group.

7.8

Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person or by electronic mail, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Company:

[PUBCO]

[addresss]

Attention: [ ● ]

If to the Participant, to its most recent address shown on records of the Company or their subsidiaries;

or in each case to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

7.9	Descriptive Headings. The headings in the NED Share Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

7.10

Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company, its subsidiaries and the Participants shall be enforceable to the fullest extent permitted by law.

7.11

Governing Law. The provisions of, and all claims or disputes arising out of or based upon the NED Share Plan or any Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement, Option, RSU and Share Award or relating to the subject matter hereof or thereof shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction.

7.12

Limitation of Liability. Notwithstanding anything to the contrary in the NED Share Plan, neither the Company, nor any subsidiary or Affiliate of the Company, nor the Board or the Committee, nor any person acting on behalf of the Company, any subsidiary or Affiliate of the Company, the Board or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Option, a RSU and/or a Share Award under any circumstances for any costs, losses, expenses and damages whatsoever and howsoever arising in any event or by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted with respect to the Option, RSU and/or Share Award.

7.13

Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the NED Share Plan, and in order to comply with any Applicable Laws, the Company will collect, use and disclose the personal data of the Participants, as contained in each Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement and/or any other notice or communication given or received pursuant to the NED Share Plan, and/or which is otherwise collected from the Participants (or their authorised representatives). By participating in the NED Share Plan, each Participant consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to related corporations of the Company and/or third parties who provide services to the Company in any country or jurisdiction, and to the collection, use and further disclosure by such parties for such purposes. Each Participant also warrants that where he or she discloses the personal data of third parties to the Company in connection with the NED Share Plan, he or she has obtained the prior consent of such third parties for the Company to collect, use and disclose their personal data for the abovementioned purposes, in accordance with Applicable Laws. Each Participant shall indemnify the Company in respect of any penalties, liabilities, claims, demands, losses and damages as a result of the Participant’s breach of this warranty.

7.14

Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore. No person other than the Company or a Participant shall have any right to enforce any provision of the NED Share Plan or any Option Grant Agreement, RSU Grant Agreement, Share Award Grant Agreement, Option, RSU and/or Share Award by virtue of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

EXHIBIT A - FORM OF OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of             , 20     between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

(B)	The NED Share Plan provides for the grant to Participants of Options to purchase or subscribe for Ordinary Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the NED Share Plan, the Company hereby grants to the Participant an Option (the “Option”) with respect to [●]Ordinary Shares. [In consideration for the grant of Options the Participant shall make a payment of [S$0.01] to the Company.]

This Option comprises [(a) a Time-Based Option to purchase or subscribe for up to [●]Ordinary Shares (comprising approximately [●]% of this Option), and (b) a Performance-Based Option to purchase or subscribe for up to [●]Ordinary Shares (comprising approximately [●]% of this Option), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Option hereby granted is [●].

3.

Incorporation of NED Share Plan. All terms, conditions and restrictions of the NED Share Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the NED Share Plan and this Agreement, the terms and conditions of the NED Share Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the NED Share Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the NED Share Plan.

4.	Exercise Price. The exercise price of each Ordinary Share underlying the Option hereby granted is SGD$[●], subject to any requisite adjustments in accordance with the terms of the NED Share Plan.

5.	Additional Terms of the Option.

(a)	In relation to the Time-Based Option to purchase or subscribe for up to [●]Ordinary Shares:

[●]

(b)	In relation to the Performance-Based Option to purchase or subscribe for up to [●]Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Option vests in the Participant, and no Option will vest until the Option Vesting Notice has been issued.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

[5A.

Tax. Subdivision 83A-C of the Income Tax Assessment Act 1997 applies to Options granted under the NED Share Plan such that Options are subject to deferred taxation.] [NB: To be included where Participant is an Australian tax resident]

6.	Term of Option; Expiration. The Option shall expire in accordance with the provisions of the NED Share Plan.

7.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

8.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

9.

Limitation on Transfer. An Option granted to a Participant shall be personal to the Participant only and shall not be transferred to any other party. [Subject to the prior approval of the Committee, the Participant may at the date of grant of the Option assign or transfer the benefit of and the right to exercise an Option, with respect to any or all of the Options held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the NED Share Plan and this Agreement and shall be entitled to all the rights of the Participant under the NED Share Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Option shall become exercisable and/or expire based on the Appointment and termination of Appointment of the Participant.] [NB: To be removed where option is granted to Australian NED]

10.	Restrictive Covenants.

(a)

In consideration of the Participant’s Appointment with the Company and as a condition of the grant of an Option pursuant to this Agreement, the Participant makes the following covenants described in this Section 10. Notwithstanding anything in the NED Share Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 10, he or she shall forfeit the Option in full (regardless of the extent to which the Option is vested at the time of such violation).

(b)

Confidential Information. The Participant, in consideration of the grant of Options to him or her under the NED Share Plan, undertakes that he or she shall not at any time during or following Appointment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information), and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the NED Share Plan and/or any outstanding grant.

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the scope of the covenants set forth in this Section 10, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant agrees that the Participant’s covenants under this Section 10 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 10. The Participant agrees that any breach of any covenant under this Section 10 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Option for no consideration; (iii) in respect of the Option (or portion thereof) exercised by the Participant prior to any such breach or subsequent thereto and prior to the forfeiture of the Option (or portion thereof) required by this Section 10, payment by the Participant to the Company of an amount equal to the difference between the Exercise Price of the Option and the per-share proceeds of any sale of Ordinary Shares acquired upon such exercise multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

11.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the NED Share Plan. This Agreement, including without limitation the NED Share Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 13, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

14.

Effect on Appointment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Appointment or interfere in any way with the right of the

Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Option.

15.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the NED Share Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the NED Share Plan, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Option pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 15 is inaccurate, the grant of the Option to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*        *        *        *         *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the NED Share Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

EXHIBIT B - FORM OF RSU GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of             , 20     between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

(B)	The NED Share Plan provides for the grant to Participants of RSUs.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of RSUs. Pursuant to, and subject to, the terms and conditions set forth herein and in the NED Share Plan, the Company hereby grants to the Participant a restricted stock unit (the “RSU”) with respect to [●]Ordinary Shares. [In consideration for the grant of RSUs the Participant shall make a payment of [S$0.01] to the Company.]

The RSU comprises [(a) a Time-Based RSU of up to [●]Ordinary Shares (comprising approximately [●]% of this RSU), and (b) a Performance-Based RSU of up to [●]Ordinary Shares (comprising approximately [●]% of this RSU), in each case] as determined in Section 4 below.

2.	Grant Date. The Grant Date of the RSU hereby granted is [●].

3.

Incorporation of NED Share Plan. All terms, conditions and restrictions of the NED Share Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the NED Share Plan and this Agreement, the terms and conditions of the NED Share Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the NED Share Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the NED Share Plan.

4.	Additional Terms of the RSU.

(a)	In relation to the Time-Based RSU for up to [●]Ordinary Shares:

[●]

(b)	In relation to the Performance-Based RSU for up to [●]Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSU vests in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 4, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

5.

Issuance of Ordinary Shares. As soon as practicable upon the vesting of the RSU, the Participant will receive [●] fully paid Ordinary Shares [or, in the Committee’s sole discretion or an amount in cash equal to the value thereof calculated in accordance with the NED Share Plan].

6.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

7.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

8.

Limitation on Transfer. A RSU granted to a Participant shall be personal to the Participant only. Subject to the prior approval of the Committee, the Participant may at the date of grant of the RSU assign or transfer the benefit of a RSU, with respect to any or all of the RSUs held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the NED Share Plan and this Agreement and shall be entitled to all the rights of the Participant under the NED Share Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the RSU shall vest or forfeit based on the Appointment and termination of Appointment of the Participant.

9.	Restrictive Covenants.

(a)

In consideration of the Participant’s Appointment with the Company and as a condition of the grant of a RSU pursuant to this Agreement, the Participant makes the following covenants described in this Section 9. Notwithstanding anything in the NED Share Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 9, he or she shall forfeit the RSU in full (regardless of the extent to which the RSU is vested at the time of such violation).

(b)

Confidential Information. The Participant, in consideration of the grant of RSUs to him or her under the NED Share Plan, undertakes that he or she shall not at any time during or following Appointment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information), and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the NED Share Plan and/or any outstanding grant.

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Law.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the scope of the covenants set forth in this Section 9, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant agrees that the Participant’s covenants under this Section 9 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 9. The Participant agrees that any breach of any covenant under this Section 9 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the RSU for no consideration; (iii) in respect of the RSU (or portion thereof) settled prior to any such breach or subsequent thereto and prior to the forfeiture of the RSU (or portion thereof) required by this Section 9, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Ordinary Shares on the day of the issue or transfer, as the case may be, of Ordinary Shares, and (2) the per-share proceeds of any sale of Ordinary Shares acquired upon such settlement multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

10.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the NED Share Plan. This Agreement, including without limitation the NED Share Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

11.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 12, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

13.

Effect on Appointment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any RSU.

14.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the NED Share Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the NED Share Plan, this Agreement and the RSU shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the RSU pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 14 is inaccurate, the grant of the RSU to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*        *         *        *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the NED Share Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

EXHIBIT C - FORM OF SHARE AWARD GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of                 , 20     between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Non-Executive Directors (“NEDs”) Share Plan (the “NED Share Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing NEDs of the Group with an appropriate incentive to encourage them to improve the growth, profitability and financial success of the Group.

(B)	The NED Share Plan provides for the grant to Participants of Share Awards.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Share Awards. Pursuant to, and subject to, the terms and conditions set forth herein and in the NED Share Plan, the Company hereby grants to the Participant a share award (the “Share Award”) with respect to [●]Ordinary Shares. [In consideration for the grant of Share Awards the Participant shall make a payment of [S$0.01] to the Company.]

The Share Award comprises [(a) Time-Based Restricted Securities of up to [●] Restricted Securities (comprising approximately [●]% of this Share Award), and (b) Performance-Based Restricted Securities of up to [●] Restricted Securities (comprising approximately [●]% of this Share Award), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Share Award hereby granted is [●].

3.

Incorporation of NED Share Plan. All terms, conditions and restrictions of the NED Share Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the NED Share Plan and this Agreement, the terms and conditions of the NED Share Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the NED Share Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the NED Share Plan.

4.	Issuance of Restricted Securities. As soon as practicable upon the Participant’s acceptance of the Share Awards, the Participant will receive [●] Ordinary Shares.

5.	Additional Terms of the Restricted Securities.

(a)	In relation to the Time-Based Restricted Securities for up to [●] Restricted Securities:

[●]

(b)	In relation to the Performance-Based Restricted Securities for up to [●] Restricted Securities:

[●]

(c)

Subject in all cases to the Participant’s active Appointment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Restricted Securities, the Committee will notify the Participant of the number of Restricted Securities that have vested via the issue of a vesting notice (the “Restricted Securities Vesting Notice”). The date of the Restricted Securities Vesting Notice will be the date the Restricted Securities vest in the Participant, and no Restricted Securities will vest until the Restricted Securities Vesting Notice has been issued. Upon vesting of some or all of the Restricted Securities, all trading and dealing restrictions as set out in the NED Share Plan and this Agreement in respect of the relevant Restricted Securities shall lapse and cease to be of effect.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Appointed as of the date he or she ceases to be a NED.

6.

Trading and Dealing Restrictions. The Participant agrees that he or she shall not cause or permit the unvested Restricted Securities or his or her interest in the unvested Restricted Securities to be transferred to any other party other than the Participant’s personal representative on his or her death. Subject to the prior approval of the Committee, the Participant may assign or transfer his or her rights with respect to any or all of the Restricted Securities held by such Participant to a Permitted Transferee. Each Permitted Transferee shall be subject to all the restrictions, obligations and responsibilities which apply to the Participant under the NED Share Plan and this Agreement and shall be entitled to all the rights of the Participant under the NED Share Plan, provided that in respect of any Permitted Transferee which is a trust or custodianship, the Restricted Securities shall vest or forfeit based on the Appointment and termination of Appointment of the Participant.

7.

Compliance with Trading Moratorium. The Participant agrees that, in respect of any unvested Restricted Securities, notwithstanding anything in this Agreement and/or the NED Share Plan to the contrary, he or she will:

7.1

comply with any Restricted Securities trading moratorium or restriction requirements (including a holding lock) that are necessary, desirable or expedient in connection with the unvested Restricted Securities, as determined by the Committee in its absolute discretion; and

7.2

not pledge, hedge, gift, hypothecate, sell, contract to sell, grant any option or other rights over or otherwise transfer or dispose of, directly or indirectly, any unvested Restricted Securities, options or other securities convertible into or exercisable or exchangeable for Restricted Securities, or enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Restricted Securities.

In the event of any purported Transfer of any Restricted Securities in violation of the provisions of the NED Share Plan, such purported Transfer shall, to the extent permitted by Applicable Law, be void and of no effect.

8.

Forfeiture of Restricted Securities. Where the Committee, in its absolute discretion, has determined that such number of Restricted Securities are to be forfeited in accordance with the provisions of this Agreement and/or the NED Share Plan, the Participant agrees that he or she will execute any document and do anything that the Participant will be required to do to effect such forfeiture under the NED Share Plan.

9.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

10.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

11.	Restrictive Covenants.

(a)

In consideration of the Participant’s Appointment with the Company and as a condition of the grant of a Share Award pursuant to this Agreement, the Participant makes the following covenants described in this Section 11. Notwithstanding anything in the NED Share Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 11, he or she shall forfeit the Restricted Securities in full (regardless of the extent to which the Restricted Securities are vested at the time of such violation).

(b)

Confidential Information. The Participant, in consideration of the grant of Share Awards to him or her under the NED Share Plan, undertakes that he or she shall not at any time during or following Appointment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information), and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the NED Share Plan and/or any outstanding grant.

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the scope of the covenants set forth in this Section 11, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant agrees that the Participant’s covenants under this Section 11 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 11. The Participant agrees that any breach of any covenant under this Section 11 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Restricted Securities for no consideration; (iii) in respect of the Restricted Securities (or portion thereof) vested prior to any such breach or subsequent thereto and prior to the forfeiture of the Restricted Securities (or portion thereof) required by this Section 11, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Restricted Securities, and (2) the per-unit proceeds of any sale of Restricted Securities acquired upon such settlement multiplied by the number of Restricted Securities so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

12.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the NED Share Plan. This Agreement, including without limitation the NED Share Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

13.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 14, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

15.

Effect on Appointment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Appointment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate appointment agreements to the contrary, at any time to terminate such Appointment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Share Award.

16.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the NED Share Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the NED Share Plan, this Agreement, the Share Award and the Restricted Securities shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Share Award pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 16 is inaccurate, the grant of the Share Award to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*    *     *    *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the NED Share Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

[PUBCO] RESTRICTED STOCK UNITS PLAN

Adopted on 4th April 2016 (the “Effective Date”) and subsequently amended on 1st January 2018, 6th October 2019, 9th December 2019, 14th October 2020 and [            ] 2021 (the “PropertyGuru Plan”). In connection with the transactions contemplated by that certain Business Combination Agreement by and among [                    ] dated [            ] 2021, the PropertyGuru Plan was assumed and converted into the [Pubco] Restricted Stock Units Plan.

1.	PURPOSE OF THE PLAN

The purpose of the [PUBCO] (the “Company”) Restricted Stock Units Plan (the “RSU Plan”) is to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

2.	DEFINITIONS

As used in this RSU Plan and in any RSU Grant Agreement, the following capitalised terms shall have the following meanings:

(a)

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company, as applicable. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Applicable Law” shall mean applicable laws, rules, regulations and requirements, including all applicable U.S. federal or state laws, any Stock Exchange rules, regulations or guidelines, the applicable laws, rules or regulations of any other country or jurisdiction where any RSUs are granted under the RSU Plan, or where Participants reside or provide services, and the orders and requirements of governmental authorities in any such jurisdiction, as such laws, rules, regulations, orders and requirements shall be in effect from time to time.

(c)	“Articles” shall mean the memorandum and articles of association of the Company (as may be amended or restated from time to time).

(d)	“Bad Leaver” shall mean a termination of the Participant’s Employment by the Company or its subsidiary, as applicable, for Cause.

(e)	“Board” shall mean the Board of Directors of the Company.

(f)

“Cause” shall mean, when used in connection with the termination of a Participant’s Employment, unless otherwise defined in the Participant’s employment agreement with the Company or any subsidiary of the Company or in the Participant’s RSU Grant Agreement, in which case such definition shall govern:

(i)

a material failure of the Participant to reasonably and substantially perform his or her duties to the Company or any of its Affiliates (other than as a result of physical or mental illness or injury);

(ii)	the Participant’s willful misconduct or gross negligence which is injurious to the Company or any subsidiary of the Company or any of its Affiliates (whether financially, reputationally or otherwise);

(iii)	a breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any subsidiary of the Company;

(iv)

the Participant’s unauthorised removal from the premises of the Company or any subsidiary of the Company of any document (in any medium or form) relating to the Company or any subsidiary of the Company, any of its Affiliates, or the customers of the Company;

(v)	the commission by the Participant of any felony or other serious crime;

(vi)

a breach by the Participant of the terms of any agreement with the Company or any subsidiary of the Company or any material policies of the Company or any subsidiary of the Company applicable to the Participant, including without limitation any provision of the RSU Plan and/or the RSU Grant Agreement; or

(vii)	Competing.

If, subsequent to the termination of a Participant’s Employment, it is discovered that the Participant engaged in conduct which the Committee determines in good faith could have resulted in Participant’s Employment being terminated for Cause, as such term is defined above, or if the Participant Competes, the Participant’s Employment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(g)

“Change of Control” shall mean (a) any sale, transfer or other disposition of Ordinary Shares, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50% of the Ordinary Shares (and in such event, only with respect to Ordinary Shares actually sold), (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50% of the Company’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party, (c) a merger or any reorganisation whereby the Company is not the surviving entity (unless the holders of the share capital of the Company immediately prior to such event continue to hold more than 50% of the voting and economic interest of the surviving entity following such event) or (d) any other transaction resulting in a change of control of the Company (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise).

(h)

“Committee” shall mean the [Nominations & Remunerations Committee] of the Board or any other committee appointed by the Board pursuant to Section 3 from time to time to administer the RSU Plan, and if no such committee exists or has been appointed, the Board.

(i)

“Compete” shall mean with respect to any Participant, in addition to what may otherwise be provided in the Participant’s Employment agreement with the Company or any subsidiary of the Company, the provisions in the Participant’s RSU Grant Agreement or in any other agreement entered into between the Company or any subsidiary of the Company with the Participant pursuant to which the Participant is subject to restrictive covenants. “Competed” and “Competing” shall have correlative meanings.

(j)

“Confidential Information” shall mean, unless more broadly defined in the Participant’s employment agreement with the Company or any subsidiary, all information regarding the Company or any of its subsidiaries or Affiliates, any activity of any of the Company, its subsidiaries or its Affiliates, the business of any of its Affiliates or any customer or supplier of the Company, its subsidiaries or its Affiliates that is not generally known by the public or to Persons not employed by the Company, its subsidiaries or its Affiliates, including, without limiting the foregoing, information that would not be known to the public but for the actions of or disclosure by, directly or indirectly, the Participant.

(k)

“Disability” shall mean with respect to any Participant, unless otherwise defined in the Participant’s RSU Grant Agreement, a permanent disability as defined in the Company’s or its subsidiaries’ disability plans, or as defined from time to time by the Board, in its sole discretion.

(l)

“Eligible Individual” shall mean any Employee who, in the judgment of the Committee, should be eligible to participate in the RSU Plan due to the services they perform on behalf of the Company or a subsidiary of the Company.

(m)

“Employment” shall mean employment relationship with the Company or any of its subsidiaries and shall include the provision of services as a director for the Company or any of its subsidiaries. “Employee” and “Employed” shall have correlative meanings. Employment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is employed by the Company or one of its subsidiaries. If a Participant’s Employment is with a subsidiary and that entity ceases to be a subsidiary of the Company, the Participant’s Employment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company unless otherwise determined by the Committee or if the Participant transfers Employment to the Company or one of its remaining subsidiaries.

(n)

“Fair Market Value” shall mean (A) the closing price of the Ordinary Shares on the immediately preceding trading day (as reported on the relevant securities exchange) or (B) if not so reported, the average of the closing bid and ask prices on such day as reported on such securities exchange.

(o)	“Good Leaver” shall mean with respect to any Participant the termination of his or her Employment by reason of:

(i)	redundancy;

(ii)	retirement at the earlier of (A) 65 years of age, and (B) the mandatory retirement age as stipulated under Applicable Law in the jurisdiction under which the Participant is employed;

(iii)	retirement before the minimum retirement age stipulated in sub-paragraph (ii) above, with the consent of the Committee;

(iv)	death or Disability by the Participant; or

(v)	any other reason the Committee may determine in its absolute discretion.

(p)	“Leaver” shall mean a termination of the Participant’s Employment for reasons other than those set out in the definitions of Good Leaver and Bad Leaver.

(q)	“Ordinary Shares” shall mean ordinary shares in the share capital of the Company.

(r)	“Participant” shall mean an Eligible Individual to whom a grant of a RSU has been made.

(s)	“Performance-Based RSU” shall have the meaning set forth in Section 4.4.2.

(t)	“Person” shall mean an individual, partnership, corporation, limited liability company, unincorporated organisation, trust or joint venture, or a governmental agency or political subdivision thereof.

(u)

“RSU” shall mean a grant of restricted stock units made to any Participant under the RSU Plan. Any references in the RSU Plan to a “RSU” will include, but are not limited to, “Time-Based RSUs” and “Performance-Based RSUs”.

(v)	“RSU Cash Award” shall have the meaning set forth in Section 4.9.

(w)

“RSU Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the grant of each RSU pursuant to the RSU Plan, provided the Committee may make such changes to the form of the RSU Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the RSU Plan.

(x)	“RSU Grant Date” shall have the meaning set forth in Section 4.2.

(y)	“RSU Vesting Notice” shall have the meaning set forth in Section 4.5.

(z)	“Time-Based RSU” shall have the meaning set forth in Section 4.4.1.

3.	ADMINISTRATION OF THE PLAN

The Board shall have the right to establish the Committee to administer the RSU Plan under the terms of the Company’s constitution, and to grant RSUs.

In addition, the Committee, in its absolute discretion, may delegate its authority to grant RSUs to an officer or committee of officers of the Company, subject to reasonable limits and guidelines established by the Committee at the time of such delegation and subject to Applicable Law.

3.1	Powers of the Committee. In addition to the other powers granted to the Committee under the RSU Plan, the Committee shall have the power, in its absolute discretion, to:

3.1.1	determine the Eligible Individuals to whom grants of RSUs shall be made;

3.1.2	determine the time or times when grants of RSUs shall be made;

3.1.3	determine the allocation methodology to be used in respect of calculating the number of Ordinary Shares to be subject to each such grant of RSUs;

3.1.4	determine, modify or waive the terms and conditions of any grant of RSUs;

3.1.5	prescribe the form and terms and conditions of any instrument evidencing a grant of RSUs, so long as such terms and conditions are not otherwise inconsistent with the terms of the RSU Plan;

3.1.6	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the RSU Plan;

3.1.7	construe and interpret the RSU Plan, such rules and regulations and the instruments evidencing grants of RSUs;

3.1.8	reconcile any inconsistency, correct any defect and/or supply any omission in the RSU Plan or any instrument evidencing any grant of RSUs; and

3.1.9	make all other determinations necessary or advisable for the administration of the RSU Plan and otherwise do all things necessary to carry out the purposes of the RSU Plan,

provided that such power shall be subject to Applicable Law.

3.2

Determinations of the Committee. Any grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all Persons (including for the avoidance of doubt, any decisions pertaining to disputes as to the interpretation of the RSU Plan or any rule, regulation or procedure hereunder or as to any rights under the Plan). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

3.3

Compliance with Applicable Law; Securities Matters; Effectiveness of RSU Settlement. The Company shall be under no obligation to effect or procure the registration or effect similar compliance with respect to any applicable securities laws with respect to any awards or Ordinary Shares to be issued or transferred, as the case may be, hereunder. Any issuance or transfer, as the case may be, of Ordinary Shares to a Participant pursuant to the settlement of a RSU shall only be effective once such Ordinary Shares have been registered in such Participant’s name in the Company’s Register of Members or recorded with the transfer agent or stock plan administrator of the Company for the benefit of the Participant (as the case may be). The Company may, in its sole discretion, defer the issuance or transfer of the Ordinary Shares pursuant to any RSU or to help ensure compliance under applicable securities laws and any exemptions therefrom on which the Company may be relying. The Company shall inform the Participant in writing of its decision to defer the issuance or transfer of the Ordinary Shares pursuant to any RSU.

3.4

Inconsistent Terms. In the event of a conflict between the terms of the RSU Plan and the terms of any RSU Grant Agreement, the terms of the RSU Plan shall govern except as otherwise expressly provided herein.

3.5

RSU Plan Term. The Committee shall not grant any RSUs under the RSU Plan on or after the tenth anniversary of the Effective Date. All RSUs which remain outstanding after such date shall continue to be governed by the RSU Plan and the applicable RSU Grant Agreement(s).

4.	RESTRICTED STOCK UNITS

4.1

Grant. The Committee may offer to grant RSUs to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the RSU Plan is in force, provided that such power shall be subject to Applicable Law. Each RSU offered pursuant to the RSU Plan shall be subject to terms and conditions established by the Committee consistent with the RSU Plan.

4.1.1	Offer of Grant. An offer to grant RSUs to the Eligible Individual shall be made by sending to such Eligible Individual a RSU Grant Agreement confirming the grant of RSUs.

4.1.2

Acceptance of Grant. A grant of RSUs offered to an Eligible Individual pursuant to Section 4.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant RSU Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such RSU Grant Date (a) by completing, signing and returning to the Company the RSU Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of S$0.01, to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the RSU Grant Agreement in respect of the RSU as aforesaid, he or she remains eligible to participate in the RSU Plan in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the RSU Grant Agreement and consideration, acknowledge receipt of the same.

4.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of a RSU shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 4.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the RSU;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the RSU;

(iv)	the Eligible Individual, being an Employee of the Group, ceases to be in the Employment of the Group for any reason whatsoever prior to his or her acceptance of the RSU; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the RSU.

4.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of a RSU made pursuant to Section 4.1 which does not strictly comply with the terms of the RSU Plan.

4.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of a RSU results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

4.2	RSU Grant Date. The date of grant of the RSUs shall be the date designated by the Committee and specified in the RSU Grant Agreement as of the date the RSU is granted (the “RSU Grant Date”).

4.3

Terms and Conditions. Subject to the specific terms of the RSU Grant Agreement, including any vesting conditions outlined in the RSU Grant Agreement, each RSU shall represent an unfunded unsecured promise to pay to the holder thereof a number of Ordinary Shares as set out in the RSU Grant Agreement, or in certain circumstances, entitle the Participant to a RSU Cash Award.

4.4

Vesting of RSUs. The Committee shall specify in the RSU Grant Agreement the conditions upon which the RSU shall become vested. The RSU Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 4.4 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion.

Subject to the terms of the RSU Plan, Section 5.2 and any conditions specified by the Committee in its sole discretion in the RSU Grant Agreement, as soon as practicable upon the vesting of a RSU, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant the number of Ordinary Shares as determined in accordance with the RSU Grant Agreement.

Ordinary Shares issued by the Company on the vesting of a RSU in accordance with this Section 4.4 and the relevant RSU Grant Agreement shall be issued fully paid as to par value (if applicable) and recorded as such in the Company’s Register of Members.

4.4.1

Time-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the RSU Plan is a Time-Based RSU. For the purposes of this plan, a “Time-Based RSU” shall mean a RSU which is subject to time-based vesting conditions as set forth in the RSU Grant Agreement as may be varied or accelerated by the Committee at its sole discretion. Unless the Committee provides otherwise, the vesting of the Time-Based RSU may be suspended during any leave of absence.

4.4.2

Performance-Based RSUs. The Committee may provide in the RSU Grant Agreement that part or all of a RSU granted under the RSU Plan is a Performance-Based RSU. For the purposes of this plan, a “Performance-Based RSU” shall mean a RSU that vests in accordance with the performance conditions set forth in the applicable RSU Grant Agreement as may be varied or accelerated by the Committee at its sole discretion. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based RSUs, which shall be set forth in the RSU Grant Agreement.

In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based RSUs as set forth in the RSU Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

4.4.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the RSU Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 4.10.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based RSUs and/or Performance-Based RSUs shall immediately vest prior to the Change of Control.

4.5

Vesting Notice. Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the RSU Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSUs vest in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 4.5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.6

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the RSUs is otherwise warranted, the Committee may, in its absolute discretion:

4.6.1	in the case of any unvested RSUs, reduce, lapse or forfeit all or part of such RSUs and/or amend or alter any vesting conditions applying to such RSUs; and

4.6.2

in the case of any vested RSUs, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the vesting of such RSUs (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to Company the proceeds (net of tax) arising from an on-market sale of the Ordinary Shares arising from the vesting of such RSUs, within 30 business days of receipt of such notice.

For the purposes of this Section 4.6(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where a RSU, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 4.6(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

4.7	Termination of Employment. Unless otherwise specified in the RSU Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Employment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding RSUs held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested RSUs, such retained unvested RSUs to be pro-rated for the portion of the vesting period served at the time of cessation of Employment, and to vest subject to the terms and conditions of the RSU Grant Agreement to which the RSUs were first granted.

4.8

Lapse of RSUs. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to a RSU (including the Participant’s active Employment until the completion of that vesting period) has not been satisfied (whether fully or partially), such RSU shall lapse and be of no value.

For the purposes of this Section 4.8, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.9

Cash Awards. Upon the vesting of RSUs pursuant to Section 4.5, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“RSU Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after vesting of such RSUs in lieu of all or part of such Ordinary Shares, the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the RSU or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such RSU.

4.10	Changes in and Distributions With Respect to Ordinary Shares.

4.10.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the RSU Plan, (b) the number and kind of shares of stock or securities subject to RSUs then outstanding or subsequently granted and (c) any other provision of RSUs affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the RSU Plan and/or the number of Ordinary Shares subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law.

4.10.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 4.10.1 above to take into account distributions to shareholders other than those provided for in Section 4.10.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the RSU Plan and to preserve the value of RSUs granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such RSUs in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such RSUs or realization of the Participant’s rights under the vested portion of such RSUs, as applicable; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such RSUs or realization of the Participant’s rights, in any case, is equal to or less than zero, then the RSUs may be terminated without payment, (ii) provide that such RSUs be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such RSUs with other rights or property selected by the Committee in its absolute discretion, (iv) provide that the RSUs will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding RSUs as it reasonably determines in good faith are appropriate to avoid distortion in the value of such RSUs.

4.10.3	Continuing Application of Plan Terms. References in the RSU Plan to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 4.10.

4.11

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the RSU Plan, including, but not limited to, the number of Ordinary Shares to be subject to the RSUs, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 4.11, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the RSUs in lieu of adjusting such RSUs, as the Committee may determine in its absolute discretion.

5.	MISCELLANEOUS

5.1

Rights as Holders of RSUs. The Participants shall not have any rights as holders with respect to any Ordinary Shares covered by or relating to the RSUs granted pursuant to the RSU Plan until the date the Participants become the registered owners of such Ordinary Shares issued or, as the case may be, transferred in accordance with and subject to the governing documents of the Company. Except as otherwise expressly provided in Sections 4.10 through 4.11 hereof, no adjustment to the RSUs shall be made for dividends or other rights for which the record date occurs prior to the effective date such share is registered.

5.2

Amendment of Terms of RSUs. The Committee may, in its sole discretion, amend the RSU Plan or terms of any RSU, provided, however, that any such amendment shall not impair or adversely affect the Participants’ existing rights under the RSU Plan in relation to outstanding grants or such RSU without such Participant’s written consent, unless the Committee expressly reserved the right to make such amendment at the time the RSU was granted (which shall include, without limitation, the right to adjust or modify outstanding RSUs (pursuant to Sections 4.10 through 4.11)). For purposes of this Section 5.3, the opinion of the Committee as to whether any amendment would impair or adversely affect the Participants’ existing rights under the RSU Plan in relation to outstanding grants of RSUs shall be final, binding and conclusive.

5.3

No Special Employment Rights. Nothing contained in the RSU Plan shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of grant.

5.4

Tax Withholding. The Committee is authorised to withhold from any delivery of Ordinary Shares pursuant to the RSU Plan or any other payment to a Participant such amounts as are required to be withheld by applicable tax law in connection with any RSU. Each Participant shall be responsible for the payment of applicable withholding and other taxes in cash that may become due in connection with the grant or settlement of a RSU. The Committee may permit a Participant to satisfy such obligation through the delivery of Ordinary Shares that have a Fair Market Value equal to the amount required to be paid, to the extent that the Committee determines that so satisfying such obligation would not adversely impact the Company’s ability to meet its cash obligations.

5.5

No Restrictions on Ordinary Shares issued or transferred under RSUs. Unless stated in the RSU Grant Agreement or as the Committee may determine in its absolute discretion, all Ordinary Shares issued or transferred, as the case may be, pursuant to the settlement of any RSU shall not be subject to any dealing or trading restrictions.

5.6

Coordination with Other Plans. RSUs under the RSU Plan may be granted in tandem with, or in satisfaction of or substitution for, other grants under other plans or awards made under other compensatory plans or programs of the Group.

5.7

Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person or by electronic mail, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Company:

[PUBCO]

[address]

Attention: [ 🌑 ]

If to the Participant, to its most recent address shown on records of the Company or their subsidiaries;

or in each case to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

5.8	Descriptive Headings. The headings in the RSU Plan are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

5.9

Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company, its subsidiaries and the Participants shall be enforceable to the fullest extent permitted by law.

5.10

Governing Law. The provisions of, and all claims or disputes arising out of or based upon the RSU Plan or any RSU Grant Agreement, RSU or relating to the subject matter hereof or thereof shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction.

5.11

Limitation of Liability. Notwithstanding anything to the contrary in the RSU Plan, neither the Company, nor any subsidiary or Affiliate of the Company, nor the Board or the Committee, nor any person acting on behalf of the Company, any subsidiary or Affiliate of the Company, the Board or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of a RSU under any circumstances for any costs, losses, expenses and damages whatsoever and howsoever arising in any event or by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted with respect to the RSU.

5.12

Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the RSU Plan, and in order to comply with any Applicable Laws, the Company will collect, use and disclose the personal data of the Participants, as contained in each RSU Grant Agreement and/or any other notice or communication given or received pursuant to the RSU Plan, and/or which is otherwise collected from the Participants (or their authorised representatives). By participating in the RSU Plan, each Participant consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to related corporations of the Company and/or third parties who provide services to the Company in any country or jurisdiction, and to the collection, use and further disclosure by such parties for such purposes. Each Participant also warrants that where he or she discloses the personal data of third parties to the Company in connection with the RSU Plan, he or she has obtained the prior consent of such third parties for the Company to collect, use and disclose their personal data for the abovementioned purposes, in accordance with Applicable Law. Each Participant shall indemnify the Company in respect of any penalties, liabilities, claims, demands, losses and damages as a result of the Participant’s breach of this warranty.

5.13

Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore. No person other than the Company or a Participant shall have any right to enforce any provision of the RSU Plan or any RSU Grant Agreement and/or RSU by virtue of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

EXHIBIT A - FORM OF RSU GRANT AGREEMENT

THIS AGREEMENT, made as of this      day of             , 20     between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Restricted Stock Units Plan (the “RSU Plan”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

(B)	The RSU Plan provides for the grant to Participants of RSUs.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of RSUs. Pursuant to, and subject to, the terms and conditions set forth herein and in the RSU Plan, the Company hereby grants to the Participant a restricted stock unit (the “RSU”) with respect to [●]Ordinary Shares. [In consideration for the grant of RSUs the Participant shall make a payment of [S$0.01] to the Company.]

The RSU comprises [(a) a Time-Based RSU of up to [●]Ordinary Shares (comprising approximately [●]% of this RSU), and (b) a Performance-Based RSU of up to [●]Ordinary Shares (comprising approximately [●]% of this RSU), in each case] as determined in Section 4 below.

2.	Grant Date. The Grant Date of the RSU hereby granted is [●].

3.

Incorporation of RSU Plan. All terms, conditions and restrictions of the RSU Plan, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the RSU Plan and this Agreement, the terms and conditions of the RSU Plan, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the RSU Plan, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the RSU Plan.

4.	Additional Terms of the RSU.

(a)	In relation to the Time-Based RSU for up to [●]Ordinary Shares:

[●]

(b)	In relation to the Performance-Based RSU for up to [●]Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the RSUs, the Committee will notify the Participant of the number of RSUs that have vested via the issue of a vesting notice (the “RSU Vesting Notice”). The date of the RSU Vesting Notice will be the date the RSU vests in the Participant, and no RSU will vest until the RSU Vesting Notice has been issued.

For the purposes of this Section 4, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

5.

Issuance of Ordinary Shares. As soon as practicable upon the vesting of the RSU, the Participant will receive [●] fully paid Ordinary Shares [or, in the Committee’s sole discretion or an amount in cash equal to the value thereof calculated in accordance with the RSU Plan].

6.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

7.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

8.	Limitation on Transfer. The RSU and all rights thereunder shall not be assignable or transferable.

9.	Restrictive Covenants.

(a)

In consideration of the Participant’s Employment with the Company and as a condition of the grant of a RSU pursuant to this Agreement, the Participant makes the following covenants described in this Section 9. Notwithstanding anything in the RSU Plan or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 9, he or she shall forfeit the RSU in full (regardless of the extent to which the RSU is vested at the time of such violation).

(b)

Non-Competition; Non-Solicitation; Confidential Information. In addition to what may otherwise be provided in the Participants’ Employment agreement with the Company or any subsidiary of the Company, the Participant, in consideration of the grant of RSUs to him or her under the RSU Plan, undertakes that he or she shall not during the Participant’s Employment and for the 12 month period following the termination of the Participant’s Employment compete by doing or permitting any of the following without the prior written consent of the Company in countries where the Company has a business presence, and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the RSU Plan and/or any outstanding grant:

(i)

become an employee, director, or independent contractor of, or a consultant to, or perform any services for or on behalf of, any Person engaging in any business activity that competes with the business of the Company or any subsidiary of the Company at such time;

(ii)

solicit (including any communication of any kind, regardless of by whom it is initiated) or hire or attempt to solicit or hire (x) any customer or supplier of the Company or any subsidiary of the Company in connection with any business activity that then competes with the Company or any subsidiary of the Company or to terminate or alter in a manner adverse to the Company or its Affiliates such customer’s or supplier’s relationship with the Company or its Affiliates, or (y) any Employee or individual who was an Employee within the six-month period immediately prior thereto to terminate or otherwise alter his or her Employment, provided that Participant’s employer’s or business organisation’s conducting general advertising for employees shall not in and of itself be a violation of this clause (ii); or

(iii)

at any time during or following Employment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential

Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information).

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company, (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the term, geographical territory, and scope of the covenants set forth in this Section 9, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant further acknowledges that complying with the provisions contained in this Agreement will not preclude the Participant from engaging in a lawful profession, trade or business, or from becoming gainfully employed. The Participant agrees that the Participant’s covenants under this Section 9 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 9. The Participant agrees that any breach of any covenant under this Section 9 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the RSU for no consideration; (iii) in respect of the RSU (or portion thereof) settled prior to any such breach or subsequent thereto and prior to the forfeiture of the RSU (or portion thereof) required by this Section 9, payment by the Participant to the Company of an amount equal to the higher of (1) the Fair Market Value of the Ordinary Shares on the day of the issue or transfer, as the case may be, of Ordinary Shares, and (2) the per-share proceeds of any sale of Ordinary Shares acquired upon such settlement multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

10.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the RSU Plan. This Agreement, including without limitation the RSU Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

11.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

12.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 12, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

13.

Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any RSU.

14.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the RSU Plan. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the RSU Plan, this Agreement and the RSU shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the RSU pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 14 is inaccurate, the grant of the RSU to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*        *        *        *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the RSU Plan as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

[PUBCO] EMPLOYEE STOCK OPTION PLAN 2016

Adopted on 4th April 2016 (the “Effective Date”) and subsequently amended on 1st January 2018, 6th October 2019, 9th December 2019, 14th October 2020 and [    ] 2021 (the “PropertyGuru Plan”). In connection with the transactions contemplated by that certain Business Combination Agreement by and among [    ] dated [    ] 2021, the PropertyGuru Plan was assumed and converted into the [Pubco] Employee Stock Option Plan 2016.

1.	PURPOSE OF THE PLAN

The purpose of the [PUBCO] (the “Company”) Employee Stock Option Plan 2016 (the “ESO Plan 2016”) is to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

2.	DEFINITIONS

As used in this ESO Plan 2016 and in any Option Grant Agreement, the following capitalised terms shall have the following meanings:

(a)

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company, as applicable. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Applicable Law” shall mean applicable laws, rules, regulations and requirements, including all applicable U.S. federal or state laws, any Stock Exchange rules, regulations or guidelines, the applicable laws, rules or regulations of any other country or jurisdiction where any Options are granted under the ESO Plan 2016, or where Participants reside or provide services, and the orders and requirements of governmental authorities in any such jurisdiction, as such laws, rules, regulations, orders and requirements shall be in effect from time to time.

(c)	“Articles” shall mean the memorandum and articles of association of the Company (as may be amended or restated from time to time).

(d)	“Bad Leaver” shall mean a termination of the Participant’s Employment by the Company or its subsidiary, as applicable, for Cause.

(e)	“Board” shall mean the Board of Directors of the Company.

(f)

“Cause” shall mean, when used in connection with the termination of a Participant’s Employment, unless otherwise defined in the Participant’s employment agreement with the Company or any subsidiary of the Company or in the Participant’s Option Grant Agreement, in which case such definition shall govern:

(i)

a material failure of the Participant to reasonably and substantially perform his or her duties to the Company or any of its Affiliates (other than as a result of physical or mental illness or injury);

(ii)	the Participant’s willful misconduct or gross negligence which is injurious to the Company or any subsidiary of the Company or any of its Affiliates (whether financially, reputationally or otherwise);

(iii)	a breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any subsidiary of the Company;

(iv)

the Participant’s unauthorised removal from the premises of the Company or any subsidiary of the Company of any document (in any medium or form) relating to the Company or any subsidiary of the Company, any of its Affiliates, or the customers of the Company;

(v)	the commission by the Participant of any felony or other serious crime;

(vi)

a breach by the Participant of the terms of any agreement with the Company or any subsidiary of the Company or any material policies of the Company or any subsidiary of the Company applicable to the Participant, including without limitation any provision of the ESO Plan 2016 and/or the Option Grant Agreement; or

(vii)	Competing.

If, subsequent to the termination of a Participant’s Employment, it is discovered that the Participant engaged in conduct which the Committee determines in good faith could have resulted in Participant’s Employment being terminated for Cause, as such term is defined above, or if the Participant Competes, the Participant’s Employment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(g)

“Change of Control” shall mean (a) any sale, transfer or other disposition of Ordinary Shares, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50% of the Ordinary Shares (and in such event, only with respect to Ordinary Shares actually sold), (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50% of the Company’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party, (c) a merger or any reorganisation whereby the Company is not the surviving entity (unless the holders of the share capital of the Company immediately prior to such event continue to hold more than 50% of the voting and economic interest of the surviving entity following such event) or (d) any other transaction resulting in a change of control of the Company (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise).

(h)

“Committee” shall mean the [Nominations & Remunerations Committee] of the Board or any other committee appointed by the Board pursuant to Section 3 from time to time to administer the ESO Plan 2016, and if no such committee exists or has been appointed, the Board.

(i)

“Compete” shall mean with respect to any Participant, in addition to what may otherwise be provided in the Participant’s Employment agreement with the Company or any subsidiary of the Company, the provisions in the Participant’s Option Grant Agreement or in any other agreement entered into between the Company or any subsidiary of the Company with the Participant pursuant to which the Participant is subject to restrictive covenants. “Competed” and “Competing” shall have correlative meanings.

(j)

“Confidential Information” shall mean, unless more broadly defined in the Participant’s employment agreement with the Company or any subsidiary, all information regarding the Company or any of its subsidiaries or Affiliates, any activity of any of the Company, its subsidiaries or its Affiliates, the business of any of its Affiliates or any customer or supplier of the Company, its subsidiaries or its Affiliates that is not generally known by the public or to Persons not employed by the Company, its subsidiaries or its Affiliates, including, without limiting the foregoing, information that would not be known to the public but for the actions of or disclosure by, directly or indirectly, the Participant.

(k)

“Disability” shall mean with respect to any Participant, unless otherwise defined in the Participant’s Option Grant Agreement, a permanent disability as defined in the Company’s or its subsidiaries’ disability plans, or as defined from time to time by the Board, in its sole discretion.

(l)

“Eligible Individual” shall mean any Employee who, in the judgment of the Committee, should be eligible to participate in the ESO Plan 2016 due to the services they perform on behalf of the Company or a subsidiary of the Company.

(m)

“Employment” shall mean employment relationship with the Company or any of its subsidiaries and shall include the provision of services as a director for the Company or any of its subsidiaries. “Employee” and “Employed” shall have correlative meanings. Employment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is employed by the Company or one of its subsidiaries. If a Participant’s Employment is with a subsidiary and that entity ceases to be a subsidiary of the Company, the Participant’s Employment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company unless otherwise determined by the Committee or if the Participant transfers Employment to the Company or one of its remaining subsidiaries.

(n)	“Exercise Date” shall have the meaning set forth in Section 4.11 herein.

(o)	“Exercise Notice” shall have the meaning set forth in Section 4.11 herein.

(p)

“Exercise Price” shall mean the price (which may be nil) that the Participant must pay under the Option for each Ordinary Share, as determined by the Committee in its absolute discretion for each grant and initially specified in the Option Grant Agreement, subject to any adjustment that may be made in accordance with the ESO Plan 2016.

(q)

“Fair Market Value” shall mean (A) the closing price of the Ordinary Shares on the immediately preceding trading day (as reported on the relevant securities exchange) or (B) if not so reported, the average of the closing bid and ask prices on such day as reported on such securities exchange.

(r)	“Good Leaver” shall mean with respect to any Participant the termination of his or her Employment by reason of:

(i)	redundancy;

(ii)	retirement at the earlier of (A) 65 years of age, and (B) the mandatory retirement age as stipulated under Applicable Law in the jurisdiction under which the Participant is employed;

(iii)	retirement before the minimum retirement age stipulated in sub-paragraph (ii) above, with the consent of the Committee;

(iv)	death or Disability by the Participant; or

(v)	any other reason the Committee may determine in its absolute discretion.

(s)	“Leaver” shall mean a termination of the Participant’s Employment for reasons other than those set out in the definitions of Good Leaver and Bad Leaver.

(t)	“Net Settlement” shall have the meaning set forth in Section 4.11.

(u)

“Option” shall mean the option to purchase or subscribe for Ordinary Shares granted to any Participant under the ESO Plan 2016. Any references in the ESO Plan 2016 to an “Option” will include, but are not limited to, “Time-Based Options” and “Performance-Based Options”.

(v)	“Option Cash Award” shall have the meaning set forth in Section 4.13.

(w)

“Option Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the grant of each Option pursuant to the ESO Plan 2016, provided the Committee may make such changes to the form of the Option Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the ESO Plan 2016.

(x)	“Option Grant Date” shall have the meaning set forth in Section 4.2.

(y)	“Option Vesting Notice” shall have the meaning set forth in Section 4.6.

(z)	“Ordinary Shares” shall mean ordinary shares in the share capital of the Company.

(aa)	“Participant” shall mean an Eligible Individual to whom a grant of an Option has been made.

(bb)	“Performance-Based Option” shall have the meaning set forth in Section 4.5.2.

(cc)	“Person” shall mean an individual, partnership, corporation, limited liability company, unincorporated organisation, trust or joint venture, or a governmental agency or political subdivision thereof.

(dd)	“Time-Based Option” shall have the meaning set forth in Section 4.5.1.

3.	ADMINISTRATION OF THE PLAN

The Board shall have the right to establish the Committee to administer the ESO Plan 2016 under the terms of the Company’s constitution, and to grant Options.

In addition, the Committee, in its absolute discretion, may delegate its authority to grant Options to an officer or committee of officers of the Company, subject to reasonable limits and guidelines established by the Committee at the time of such delegation and subject to Applicable Law.

3.1	Powers of the Committee. In addition to the other powers granted to the Committee under the ESO Plan 2016, the Committee shall have the power, in its absolute discretion, to:

3.1.1	determine the Eligible Individuals to whom grants of Options shall be made;

3.1.2	determine the time or times when grants of Options shall be made;

3.1.3	determine the allocation methodology to be used in respect of calculating the number of Ordinary Shares to be subject to each such grant of Options;

3.1.4	determine, modify or waive the terms and conditions of any grant of Options;

3.1.5	prescribe the form and terms and conditions of any instrument evidencing a grant of Options, so long as such terms and conditions are not otherwise inconsistent with the terms of the ESO Plan 2016;

3.1.6	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the ESO Plan 2016;

3.1.7	construe and interpret the ESO Plan 2016, such rules and regulations and the instruments evidencing grants of Options;

3.1.8	reconcile any inconsistency, correct any defect and/or supply any omission in the ESO Plan 2016 or any instrument evidencing any grant of Options; and

3.1.9	make all other determinations necessary or advisable for the administration of the ESO Plan 2016 and otherwise do all things necessary to carry out the purposes of the ESO Plan 2016,

provided that such power shall be subject to Applicable Law.

3.2

Determinations of the Committee. Any grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all Persons (including for the avoidance of doubt, any decisions pertaining to disputes as to the interpretation of the ESO Plan 2016 or any rule, regulation or procedure hereunder or as to any rights under the Plan). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

3.3

Compliance with Applicable Law; Securities Matters; Effectiveness of Option Exercise. The Company shall be under no obligation to effect or procure the registration or effect similar compliance with respect to any applicable securities laws with respect to any awards or Ordinary Shares to be issued or transferred, as the case may be, hereunder. Any issuance or transfer, as the case may be, of Ordinary Shares to a Participant pursuant to the exercise of an Option shall only be effective once such Ordinary Shares have been registered in such Participant’s name in the Company’s Register of Members or recorded with the transfer agent or stock plan administrator of the Company for the benefit of the Participant (as the case may be). The Company may, in its sole discretion, defer the effectiveness of an exercise, or delay the exercisability, of an Option hereunder or the issuance or transfer of the Ordinary Shares pursuant to any Option or to help ensure compliance under applicable securities laws and any exemptions therefrom on which the Company may be relying. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option, the issuance or transfer of the Ordinary Shares pursuant to any Option. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.4

Inconsistent Terms. In the event of a conflict between the terms of the ESO Plan 2016 and the terms of any Option Grant Agreement, the terms of the ESO Plan 2016 shall govern except as otherwise expressly provided herein.

3.5

ESO Plan 2016 Term. The Committee shall not grant any Options under the ESO Plan 2016 on or after the tenth anniversary of the Effective Date. All Options which remain outstanding after such date shall continue to be governed by the ESO Plan 2016 and the applicable Option Grant Agreement(s).

4.	OPTIONS

4.1

Grant. The Committee may offer to grant Options to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the ESO Plan 2016 is in force, provided that such power shall be subject to Applicable Law. Each Option offered pursuant to the ESO Plan 2016 shall be subject to terms and conditions established by the Committee consistent with the ESO Plan 2016.

4.1.1	Offer of Grant. An offer to grant Options to the Eligible Individual shall be made by sending to such Eligible Individual an Option Grant Agreement confirming the grant of Options.

4.1.2

Acceptance of Grant. A grant of Options offered to an Eligible Individual pursuant to Section 4.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Option Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Option Grant Date (a) by completing, signing and returning to the Company the Option Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of S$0.01, to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Option Grant Agreement in respect of the Option as aforesaid, he or she remains eligible to participate in the ESO Plan 2016 in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Option Grant Agreement and consideration, acknowledge receipt of the same.

4.1.3	Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of an Option shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 4.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Option;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Option;

(iv)	the Eligible Individual, being an Employee of the Group, ceases to be in the Employment of the Group for any reason whatsoever prior to his or her acceptance of the Option; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Option.

4.1.4

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of an Option made pursuant to Section 4.1 which does not strictly comply with the terms of the ESO Plan 2016.

4.1.5

Offer in Contravention of Law and Regulation. In the event that a grant of an Option results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

4.2

Option Grant Date. The date of grant of the Options shall be the date designated by the Committee and specified in the Option Grant Agreement as of the date the Option is granted (the “Option Grant Date”).

4.3

Terms and Conditions. Subject to the specific terms of the Option Grant Agreement, including any vesting conditions outlined in the Option Grant Agreement and payment of the Exercise Price (which may be nil), each Option represents an option to purchase or subscribe for one Ordinary Share, or in certain circumstances, entitle the Participant to an Option Cash Award.

4.4

Exercise Price. The Exercise Price of any Option granted under the ESO Plan 2016 shall be the price as specified in the Option Grant Agreement, such amount (which may be nil) to be determined by the Committee in its absolute discretion in connection with the grant. Options, once granted, may be repriced only in accordance with the applicable requirements of the ESO Plan 2016 and Applicable Law.

4.5

Vesting of Options. The Committee shall specify in the Option Grant Agreement the conditions upon which the Option shall become vested. The Option Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 4.5 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion. Vested portions of the Option (if any) may be exercised only in accordance with Section 4.10 hereof.

4.5.1

Time-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the ESO Plan 2016 is a Time-Based Option. For the purposes of this plan, a “Time-Based Option” shall mean an Option which is subject to time-based vesting conditions as set forth in the Option Grant Agreement as may be varied or accelerated by the Committee at its sole discretion. Unless the Committee provides otherwise, the vesting of the Time-Based Option may be suspended during any leave of absence.

4.5.2

Performance-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the ESO Plan 2016 is a Performance-Based Option. For the purposes of this plan, a “Performance-Based Option” shall mean an Option that vests in accordance with the performance conditions set forth in the applicable Option Grant Agreement as may be varied or accelerated by the Committee at its sole discretion. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance–Based Options, which shall be set forth in the Option Grant Agreement. In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Options as set forth in the Option Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

4.5.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Option Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 4.17.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Options and/or Performance-Based Options shall immediately vest and become exercisable prior to the Change of Control.

4.6

Vesting Notice. Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Option Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Options vest in the Participant, and no Option will vest and become exercisable until the Option Vesting Notice has been issued.

For the purposes of this Section 4.6, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.7

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the Options is otherwise warranted, the Committee may, in its absolute discretion:

4.7.1	in the case of any unexercised Options, reduce, lapse or forfeit all or part of such Options and/or amend or alter any vesting conditions applying to such Options; and

4.7.2

in the case of any exercised Options, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the exercise of such Options (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of the Ordinary Shares arising from the exercise of such Options, within 30 business days of receipt of such notice.

For the purposes of this Section 4.7(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where an Option, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 4.7(b), such circumstances are limited to:

(A) fraud or dishonesty on the part of the Participant;

(B) breach of any obligations owed by the Participant to the Group;

(C) bankruptcy of the Participant; or

(D) any material misstatement of financial accounts by the Participant.

4.8

Expiration of Options. All Options, whether vested or unvested, shall expire on the tenth (10th) anniversary of their Option Grant Date unless otherwise provided in a Participant’s Option Grant Agreement or unless such Options expire earlier as provided in Section 4.5.3 or Section 4.9 or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such Options, the Options then remaining unexercised shall lapse and become null and void.

4.9	Termination of Employment.

4.9.1	Unvested Options. Unless otherwise specified in the Option Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Employment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Options held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Options, such retained unvested Options to be pro-rated for the portion of the vesting period served at the time of cessation of Employment, and to vest subject to the terms and conditions of the Option Grant Agreement to which the Options were first granted.

4.9.2

Vested Options. With respect to each Participant, such Participant’s Option(s), or any portion thereof, which have become vested on or before the date such Participant’s Employment is terminated shall, unless otherwise provided in the Participant’s Option Grant Agreement, expire on the earliest of (a) where the Participant is a Bad Leaver, the commencement of business on the date of the Participant’s termination of Employment; and (b) where the Participant is a Good Leaver or Leaver, 30 days after the date the Participant’s Employment is terminated; or (c) the expiration date applicable to such Option specified in Section 4.8.

4.10

Exercise of Options. Subject to Section 3.3 hereof, a Participant (or his or her legal representative, if applicable) may exercise any or all of his or her (or its) vested Options only during the period (i) beginning on the date upon which the relevant Option vests pursuant to the ESO Plan 2016 or the applicable Option Grant Agreement and (ii) ending on the date on which the relevant Option expires in accordance with Section 4.8 hereof. The Participant (or his or her legal representative, if applicable) may effectuate any such exercise by serving an Exercise Notice on the Company as provided in Section 4.11 hereof.

4.11

Method of Exercise. Unless the Committee expressly provides otherwise and subject to compliance with such exercise conditions as may be determined by the Committee in its absolute discretion, the Option shall be exercised by delivery of written notice to the Company at the address provided in Section 5.11 hereof (the “Exercise Notice”), which if the Committee so determines may be an electronic notice, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise (the “Exercise Date”), subject to compliance with the Company’s applicable securities trading policy. Such notice shall:

4.11.1	specify the number of Ordinary Shares with respect to which the Option is being exercised, the Option Grant Date of such Option and the Exercise Date;

4.11.2	be signed (including electronic signature in form acceptable to the Committee) by the Participant (or his or her legal representative, if applicable); and

4.11.3

indicate whether the aggregate Exercise Price for the exercise of the Options (where the Exercise Price is not nil) specified in Section 4.11.1 will be paid by way of cash (unless the Committee determines in its absolute discretion that the aggregate Exercise Price be settled by way of Net Settlement) or settled by way of Net Settlement.

Pursuant to Section 4.11.3, where the Participant has indicated that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of cash, the Exercise Notice shall be accompanied by payment in cash (or in such other manner as the Committee may approve) for an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice or any other method approved by the Committee in writing.

Pursuant to Section 4.11.3, where the Participant has indicated or, as the case may be, the Committee has determined that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of Net Settlement, the Participant will be entitled to Ordinary Shares calculated as (a) the number of Ordinary Shares with respect to which the Option is being exercised less (b) the number of Ordinary Shares that have a Fair Market Value of an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice, and rounded down to the nearest whole Ordinary Share, and the Company will pay an amount in cash to the Participant equal to the Fair Market Value of the fractional Ordinary Share not otherwise issued or transferred, as the case may be (“Net Settlement”). For avoidance of doubt, the Participant need not make any payment to the Company pursuant to a Net Settlement.

Subject to the terms of the ESO Plan 2016, Section 5.2 and any conditions specified by the Committee in its sole discretion in the Option Grant Agreement, as soon as practicable upon the valid exercise of an Option in compliance with this Section 4.11, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant such number of Ordinary Shares with respect to which the Option was exercised. The Company shall be entitled to reject any purported exercise of an

Option pursuant to this Section 4.11 if the Exercise Notice does not strictly comply with the terms of the ESO Plan 2016.

Ordinary Shares issued by the Company on the exercise of an Option in accordance with this Section 4.11 shall be issued as fully paid and recorded as such in the Company’s Register of Members and the subscription price for such issued Ordinary Shares shall be equal to the Exercise Price of the exercised Options, provided that, if applicable, where the Exercise Price for the exercise of an Option is less than the par value of the Ordinary Shares to which such Option relates, the issue price of such Ordinary Shares shall be deemed to be equal to the par value of such Ordinary Shares and the Company shall issue such Ordinary Shares credited as fully paid and recorded as fully paid in the Company’s Register of Members.

The partial exercise of an Option, alone, shall not cause the expiration, termination or cancellation of the remaining portion of such Option.

4.12

Lapse of Options. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to an Option (including the Participant’s active Employment until the completion of that vesting period) has not been satisfied (whether fully or partially), such Option shall lapse and be of no value.

For the purposes of this Section 4.12, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.13

Cash Awards. Upon the exercise of Options pursuant to Section 4.11, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“Option Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after exercise of such Options in lieu of all or part of such Ordinary Shares, the excess, if any, of (A) the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the Option or such portion, over (B) the aggregate exercise price of the Option or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such Option. For avoidance of doubt, any payment made by the Participant pursuant to Section 4.11 will be refunded to him or her in respect of such Options exercised should an Option Cash Award be made by the Company.

4.14	Changes in and Distributions With Respect to Ordinary Shares.

4.14.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the ESO Plan 2016, (b) the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, (c) the exercise prices relating to Options and (d) any other provision of Options affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the ESO Plan 2016, the number of Ordinary Shares subject to the Options and/or the Exercise Price per share of Ordinary Shares, provided that such power shall be subject to the Articles and Applicable Law.

4.14.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 4.14.1 above to take into account distributions to shareholders other than those provided for in Section 4.14.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the ESO Plan 2016 and to preserve the value of Options granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Option in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights under the vested portion of such Option, as applicable; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Option may be terminated without payment, (ii) provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such Option with other rights or property selected by the Committee in its absolute discretion (iv) provide that the Option will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Options as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Options.

4.14.3

Continuing Application of Plan Terms. References in the ESO Plan 2016 to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 4.14.

4.15

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the ESO Plan 2016, including, but not limited to, the number of Ordinary Shares to be subject to the Options and/or the Exercise Price per Ordinary Share, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 4.15, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the Options in lieu of adjusting such Options, as the Committee may determine in its absolute discretion.

5.	MISCELLANEOUS

5.1

Rights as Holders of Options. The Participants shall not have any rights as holders with respect to any Ordinary Shares covered by or relating to the Options granted pursuant to the ESO Plan 2016 until the date the Participants become the registered owners of such Ordinary Shares issued or, as the case may be, transferred in accordance with and subject to the governing documents of the Company. Except as otherwise expressly provided in Sections 4.14 through 4.15 hereof, no adjustment to the Options shall be made for dividends or other rights for which the record date occurs prior to the effective date such share is registered.

5.2

Amendment of Terms of Options. The Committee may, in its sole discretion, amend the ESO Plan 2016 or terms of any Option, provided, however, that any such amendment shall not impair or adversely affect the Participants’ existing rights under the ESO Plan 2016 in relation to outstanding grants or such Option without such Participant’s written consent, unless the Committee expressly reserved the right to make such amendment at the time the Option was granted (which shall include, without limitation, the right to adjust or modify outstanding Options (pursuant to Sections 4.14 through 4.15)). For purposes of this Section 5.3, the opinion of the Committee as to whether any amendment would impair or adversely affect the Participants’ existing rights under the ESO Plan 2016 in relation to outstanding grants of Options shall be final, binding and conclusive.

5.3

No Special Employment Rights. Nothing contained in the ESO Plan 2016 shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of grant.

5.4

Tax Withholding. The Committee is authorised to withhold from any delivery of Ordinary Shares pursuant to the ESO Plan 2016 or any other payment to a Participant such amounts as are required to be withheld by applicable tax law in connection with any Option. Each Participant shall be responsible for the payment of applicable withholding and other taxes in cash that may become due in connection with the grant or exercise of an Option. The Committee may permit a Participant to satisfy such obligation through the delivery of Ordinary Shares that have a Fair Market Value equal to the amount required to be paid, to the extent that the Committee determines that so satisfying such obligation would not adversely impact the Company’s ability to meet its cash obligations.

5.5	No Obligation to Exercise. The grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

5.6

No Restrictions on Ordinary Shares issued or transferred under Options. Unless stated in the Option Grant Agreement or as the Committee may determine in its absolute discretion, all Ordinary Shares issued or transferred, as the case may be, pursuant to the exercise of any Option shall not be subject to any dealing or trading restrictions.

5.7

Coordination with Other Plans. Options under the ESO Plan 2016 may be granted in tandem with, or in satisfaction of or substitution for, other grants under other plans or awards made under other compensatory plans or programs of the Group.

5.8

Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person or by electronic mail, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Company:

[PUBCO]

[address]

Attention: [ ● ]

If to the Participant, to its most recent address shown on records of the Company or their subsidiaries;

or in each case to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

5.9	Descriptive Headings. The headings in the ESO Plan 2016 are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

5.10

Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company, its subsidiaries and the Participants shall be enforceable to the fullest extent permitted by law.

5.11

Governing Law. The provisions of, and all claims or disputes arising out of or based upon the ESO Plan 2016 or any Option Grant Agreement, Option or relating to the subject matter hereof or thereof shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction.

5.12

Limitation of Liability. Notwithstanding anything to the contrary in the ESO Plan 2016, neither the Company, nor any subsidiary or Affiliate of the Company, nor the Board or the Committee, nor any person acting on behalf of the Company, any subsidiary or Affiliate of the Company, the Board or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Option under any circumstances for any costs, losses, expenses and damages whatsoever and howsoever arising in any event or by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted with respect to the Option.

5.13

Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the ESO Plan 2016, and in order to comply with any Applicable Laws, the Company will collect, use and disclose the personal data of the Participants, as contained in each Option Grant Agreement and/or any other notice or communication given or received pursuant to the ESO Plan 2016, and/or which is otherwise collected from the Participants (or their authorised representatives). By participating in the ESO Plan 2016, each Participant consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to related corporations of the Company and/or third parties who provide services to the Company in any country or jurisdisction, and to the collection, use and further disclosure by such parties for such purposes. Each Participant also warrants that where he or she discloses the personal data of third parties to the Company in connection with the ESO Plan 2016, he or she has obtained the prior consent of such third parties for the Company to collect, use and disclose their personal data for the abovementioned purposes, in accordance with Applicable Law. Each Participant shall indemnify the Company in respect of any penalties, liabilities, claims, demands, losses and damages as a result of the Participant’s breach of this warranty.

5.14

Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore. No person other than the Company or a Participant shall have any right to enforce any provision of the ESO Plan 2016 or any Option Grant Agreement and/or Option by virtue of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

EXHIBIT A—FORM OF OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of this          day of                     , 20         between [PUBCO] (the “Company”) and                      (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Employee Stock Option Plan 2016 (the “ESO Plan 2016”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

(B)	The ESO Plan 2016 provides for the grant to Participants of Options to purchase or subscribe for Ordinary Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the ESO Plan 2016, the Company hereby grants to the Participant an Option (the “Option”) with respect to [●]Ordinary Shares. [In consideration for the grant of Options the Participant shall make a payment of [S$0.01] to the Company.]

This Option comprises [(a) a Time-Based Option to purchase or subscribe for up to [●]Ordinary Shares (comprising approximately [●]% of this Option), and (b) a Performance-Based Option to purchase or subscribe for up to [●]Ordinary Shares (comprising approximately [●]% of this Option), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Option hereby granted is [●].

3.

Incorporation of ESO Plan 2016. All terms, conditions and restrictions of the ESO Plan 2016, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the ESO Plan 2016 and this Agreement, the terms and conditions of the ESO Plan 2016, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the ESO Plan 2016, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the ESO Plan 2016.

4.	Exercise Price. The exercise price of each Ordinary Share underlying the Option hereby granted is SGD$[•], subject to any requisite adjustments in accordance with the terms of the ESO Plan 2016.

5.	Additional Terms of the Option.

(a)	In relation to the Time-Based Option to purchase or subscribe for up to [●]Ordinary Shares:

[●]

(b)	In relation to the Performance-Based Option to purchase or subscribe for up to [●]Ordinary Shares:

[●]

(c)

Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Option vests in the Participant, and no Option will vest until the Option Vesting Notice has been issued.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

6.	Term of Option; Expiration. The Option shall expire in accordance with the provisions of the ESO Plan 2016.

7.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

8.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

9.	Limitation on Transfer. The Option and all rights thereunder shall be exercisable only by the Participant and shall not be assignable or transferable.

10.	Restrictive Covenants.

(a)

In consideration of the Participant’s Employment with the Company and as a condition of the grant of an Option pursuant to this Agreement, the Participant makes the following covenants described in this Section 10. Notwithstanding anything in the ESO Plan 2016 or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 10, he or she shall forfeit the Option in full (regardless of the extent to which the Option is vested at the time of such violation).

(b)

Non-Competition; Non-Solicitation; Confidential Information. In addition to what may otherwise be provided in the Participants’ Employment agreement with the Company or any subsidiary of the Company, the Participant, in consideration of the grant of Options to him or her under the ESO Plan 2016, undertakes that he or she shall not during the Participant’s Employment and for the 12 month period following the termination of the Participant’s Employment compete by doing or permitting any of the following without the prior written consent of the Company in countries where the Company has a business presence, and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the ESO Plan 2016 and/or any outstanding grant:

(i)

become an employee, director, or independent contractor of, or a consultant to, or perform any services for or on behalf of, any Person engaging in any business activity that competes with the business of the Company or any subsidiary of the Company at such time;

(ii)

solicit (including any communication of any kind, regardless of by whom it is initiated) or hire or attempt to solicit or hire (x) any customer or supplier of the Company or any subsidiary of the Company in connection with any business activity that then competes with the Company or any subsidiary of the Company or to terminate or alter in a manner adverse to the Company or its Affiliates such customer’s or supplier’s relationship with the Company or its Affiliates, or (y) any

Employee or individual who was an Employee within the six-month period immediately prior thereto to terminate or otherwise alter his or her Employment, provided that Participant’s employer’s or business organisation’s conducting general advertising for employees shall not in and of itself be a violation of this clause (ii); or

(iii)

at any time during or following Employment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information).

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company , (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the term, geographical territory, and scope of the covenants set forth in this Section 10, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant further acknowledges that complying with the provisions contained in this Agreement will not preclude the Participant from engaging in a lawful profession, trade or business, or from becoming gainfully employed. The Participant agrees that the Participant’s covenants under this Section 10 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 10. The Participant agrees that any breach of any covenant under this Section 10 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Option for no consideration; (iii) in respect of the Option (or portion thereof) exercised by the Participant prior to any such breach or subsequent thereto and prior to the forfeiture of the Option (or portion thereof) required by this Section 10, payment by the Participant to the Company of an amount equal to the difference between the Exercise Price of the Option and the per-share proceeds of any sale of Ordinary Shares acquired upon such exercise multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

11.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the ESO Plan 2016. This Agreement, including without limitation the ESO Plan 2016, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 13, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

14.

Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Option.

15.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the ESO Plan 2016. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the ESO Plan 2016, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Option pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 15 is inaccurate, the grant of the Option to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*    *    *    *    *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the ESO Plan 2016 as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

[PUBCO] EMPLOYEE STOCK OPTION PLAN 2018

Adopted on 9th May 2018 (the “Effective Date”) and subsequently amended on 6th October 2019, 9th December 2019, 14th October 2020 and [    ] 2021 (the “PropertyGuru Plan”). In connection with the transactions contemplated by that certain Business Combination Agreement by and among [    ] dated [    ] 2021, the PropertyGuru Plan was assumed and converted into the [Pubco] Employee Stock Option Plan 2018.

1.	PURPOSE OF THE PLAN

The purpose of the [PUBCO] (the “Company”) Employee Stock Option Plan 2018 (the “ESO Plan 2018”) is to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

2.	DEFINITIONS

As used in this ESO Plan 2018 and in any Option Grant Agreement, the following capitalised terms shall have the following meanings:

(a)

“Affiliate” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person; provided, that no shareholder of the Company shall be deemed an Affiliate of any other shareholder solely by reason of any investment in the Company, as applicable. For the purpose of this definition, the term “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

(b)

“Applicable Law” shall mean applicable laws, rules, regulations and requirements, including all applicable U.S. federal or state laws, any Stock Exchange rules, regulations or guidelines, the applicable laws, rules or regulations of any other country or jurisdiction where any Options are granted under the ESO Plan 2018, or where Participants reside or provide services, and the orders and requirements of governmental authorities in any such jurisdiction, as such laws, rules, regulations, orders and requirements shall be in effect from time to time.

(c)	“Articles” shall mean the memorandum and articles of association of the Company (as may be amended or restated from time to time).

(d)	“Bad Leaver” shall mean a termination of the Participant’s Employment by the Company or its subsidiary, as applicable, for Cause.

(e)	“Board” shall mean the Board of Directors of the Company.

(f)

“Cause” shall mean, when used in connection with the termination of a Participant’s Employment, unless otherwise defined in the Participant’s employment agreement with the Company or any subsidiary of the Company or in the Participant’s Option Grant Agreement, in which case such definition shall govern:

(i)

a material failure of the Participant to reasonably and substantially perform his or her duties to the Company or any of its Affiliates (other than as a result of physical or mental illness or injury);

(ii)	the Participant’s willful misconduct or gross negligence which is injurious to the Company or any subsidiary of the Company or any of its Affiliates (whether financially, reputationally or otherwise);

(iii)	a breach by the Participant of the Participant’s fiduciary duty or duty of loyalty to the Company or any subsidiary of the Company;

(iv)

the Participant’s unauthorised removal from the premises of the Company or any subsidiary of the Company of any document (in any medium or form) relating to the Company or any subsidiary of the Company, any of its Affiliates, or the customers of the Company;

(v)	the commission by the Participant of any felony or other serious crime;

(vi)

a breach by the Participant of the terms of any agreement with the Company or any subsidiary of the Company or any material policies of the Company or any subsidiary of the Company applicable to the Participant, including without limitation any provision of the ESO Plan 2018 and/or the Option Grant Agreement; or

(vii)	Competing.

If, subsequent to the termination of a Participant’s Employment, it is discovered that the Participant engaged in conduct which the Committee determines in good faith could have resulted in Participant’s Employment being terminated for Cause, as such term is defined above, or if the Participant Competes, the Participant’s Employment shall, at the election of the Committee, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(g)

“Change of Control” shall mean (a) any sale, transfer or other disposition of Ordinary Shares, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50% of the Ordinary Shares (and in such event, only with respect to Ordinary Shares actually sold), (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50% of the Company’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party, (c) a merger or any reorganisation whereby the Company is not the surviving entity (unless the holders of the share capital of the Company immediately prior to such event continue to hold more than 50% of the voting and economic interest of the surviving entity following such event) or (d) any other transaction resulting in a change of control of the Company (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise).

(h)

“Committee” shall mean the [Nominations & Remunerations Committee] of the Board or any other committee appointed by the Board pursuant to Section 3 from time to time to administer the ESO Plan 2018, and if no such committee exists or has been appointed, the Board.

(i)

“Compete” shall mean with respect to any Participant, in addition to what may otherwise be provided in the Participant’s Employment agreement with the Company or any subsidiary of the Company, the provisions in the Participant’s Option Grant Agreement or in any other agreement entered into between the Company or any subsidiary of the Company with the Participant pursuant to which the Participant is subject to restrictive covenants. “Competed” and “Competing” shall have correlative meanings.

(j)

“Confidential Information” shall mean, unless more broadly defined in the Participant’s employment agreement with the Company or any subsidiary, all information regarding the Company or any of its subsidiaries or Affiliates, any activity of any of the Company, its subsidiaries or its Affiliates, the business of any of its Affiliates or any customer or supplier of the Company, its subsidiaries or its Affiliates that is not generally known by the public or to Persons not employed by the Company, its subsidiaries or its Affiliates, including, without limiting the foregoing, information that would not be known to the public but for the actions of or disclosure by, directly or indirectly, the Participant.

(k)

“Disability” shall mean with respect to any Participant, unless otherwise defined in the Participant’s Option Grant Agreement, a permanent disability as defined in the Company’s or its subsidiaries’ disability plans, or as defined from time to time by the Board, in its sole discretion.

(l)

“Eligible Individual” shall mean any Employee who, in the judgment of the Committee, should be eligible to participate in the ESO Plan 2018 due to the services they perform on behalf of the Company or a subsidiary of the Company.

(m)

“Employment” shall mean employment relationship with the Company or any of its subsidiaries and shall include the provision of services as a director for the Company or any of its subsidiaries. “Employee” and “Employed” shall have correlative meanings. Employment will be deemed to continue, unless the Committee expressly provides otherwise, so long as the Participant is employed by the Company or one of its subsidiaries. If a Participant’s Employment is with a subsidiary and that entity ceases to be a subsidiary of the Company, the Participant’s Employment will be deemed to have terminated when the entity ceases to be a subsidiary of the Company unless otherwise determined by the Committee or if the Participant transfers Employment to the Company or one of its remaining subsidiaries.

(n)	“Exercise Date” shall have the meaning set forth in Section 4.11 herein.

(o)	“Exercise Notice” shall have the meaning set forth in Section 4.11 herein.

(p)

“Exercise Price” shall mean the price (which may be nil) that the Participant must pay under the Option for each Ordinary Share, as determined by the Committee in its absolute discretion for each grant and initially specified in the Option Grant Agreement, subject to any adjustment that may be made in accordance with the ESO Plan 2018.

(q)

“Fair Market Value” shall mean (A) the closing price of the Ordinary Shares on the immediately preceding trading day (as reported on the relevant securities exchange) or (B) if not so reported, the average of the closing bid and ask prices on such day as reported on such securities exchange.

(r)	“Good Leaver” shall mean with respect to any Participant the termination of his or her Employment by reason of:

(i)	redundancy;

(ii)	retirement at the earlier of (A) 65 years of age, and (B) the mandatory retirement age as stipulated under Applicable Law in the jurisdiction under which the Participant is employed;

(iii)	retirement before the minimum retirement age stipulated in sub-paragraph (ii) above, with the consent of the Committee;

(iv)	death or Disability by the Participant; or

(v)	any other reason the Committee may determine in its absolute discretion.

(s)	“Leaver” shall mean a termination of the Participant’s Employment for reasons other than those set out in the definitions of Good Leaver and Bad Leaver.

(t)	“Net Settlement” shall have the meaning set forth in Section 4.11.

(u)

“Option” shall mean the option to purchase or subscribe for Ordinary Shares granted to any Participant under the ESO Plan 2018. Any references in the ESO Plan 2018 to an “Option” will include, but are not limited to, “Time-Based Options” and “Performance-Based Options”.

(v)	“Option Cash Award” shall have the meaning set forth in Section 4.13.

(w)

“Option Grant Agreement” shall mean an agreement, substantially in the form attached hereto as Exhibit A, entered into by each Participant and the Company evidencing the grant of each Option pursuant to the ESO Plan 2018, provided the Committee may make such changes to the form of the Option Grant Agreement for any particular grant as the Committee may determine in its absolute discretion, pursuant to its powers set forth in the ESO Plan 2018.

(x)	“Option Grant Date” shall have the meaning set forth in Section 4.2.

(y)	“Option Vesting Notice” shall have the meaning set forth in Section 4.6.

(z)	“Ordinary Shares” shall mean ordinary shares in the share capital of the Company.

(aa)	“Participant” shall mean an Eligible Individual to whom a grant of an Option has been made.

(bb)	“Performance-Based Option” shall have the meaning set forth in Section 4.5.2.

(cc)	“Person” shall mean an individual, partnership, corporation, limited liability company, unincorporated organisation, trust or joint venture, or a governmental agency or political subdivision thereof.

(dd)	“Time-Based Option” shall have the meaning set forth in Section 4.5.1.

3.	ADMINISTRATION OF THE PLAN

The Board shall have the right to establish the Committee to administer the ESO Plan 2018 under the terms of the Company’s constitution, and to grant Options.

In addition, the Committee, in its absolute discretion, may delegate its authority to grant Options to an officer or committee of officers of the Company, subject to reasonable limits and guidelines established by the Committee at the time of such delegation and subject to Applicable Law.

3.1	Powers of the Committee. In addition to the other powers granted to the Committee under the ESO Plan 2018, the Committee shall have the power, in its absolute discretion, to:

3.1.1	determine the Eligible Individuals to whom grants of Options shall be made;

3.1.2	determine the time or times when grants of Options shall be made;

3.1.3	determine the allocation methodology to be used in respect of calculating the number of Ordinary Shares to be subject to each such grant of Options;

3.1.4	determine, modify or waive the terms and conditions of any grant of Options;

3.1.5	prescribe the form and terms and conditions of any instrument evidencing a grant of Options, so long as such terms and conditions are not otherwise inconsistent with the terms of the ESO Plan 2018;

3.1.6	adopt, amend and rescind such rules and regulations as, in its opinion, may be advisable for the administration of the ESO Plan 2018;

3.1.7	construe and interpret the ESO Plan 2018, such rules and regulations and the instruments evidencing grants of Options;

3.1.8	reconcile any inconsistency, correct any defect and/or supply any omission in the ESO Plan 2018 or any instrument evidencing any grant of Options; and

3.1.9	make all other determinations necessary or advisable for the administration of the ESO Plan 2018 and otherwise do all things necessary to carry out the purposes of the ESO Plan 2018,

provided that such power shall be subject to Applicable Law.

3.2

Determinations of the Committee. Any grant, determination, prescription or other act of the Committee shall be final and conclusively binding upon all Persons (including for the avoidance of doubt, any decisions pertaining to disputes as to the interpretation of the ESO Plan 2018 or any rule, regulation or procedure hereunder or as to any rights under the Plan). The Committee shall not be required to furnish any reasons for any decision or determination made by it.

3.3

Compliance with Applicable Law; Securities Matters; Effectiveness of Option Exercise. The Company shall be under no obligation to effect or procure the registration or effect similar compliance with respect to any applicable securities laws with respect to any awards or Ordinary Shares to be issued or transferred, as the case may be, hereunder. Any issuance or transfer, as the case may be, of Ordinary Shares to a Participant pursuant to the exercise of an Option shall only be effective once such Ordinary Shares have been registered in such Participant’s name in the Company’s Register of Members or recorded with the transfer agent or stock plan administrator of the Company for the benefit of the Participant (as the case may be). The Company may, in its sole discretion, defer the effectiveness of an exercise, or delay the exercisability, of an Option hereunder or the issuance or transfer of the Ordinary Shares pursuant to any Option or to help ensure compliance under applicable securities laws and any exemptions therefrom on which the Company may be relying. The Company shall inform the Participant in writing of its decision to defer the effectiveness of the exercise of an Option, the issuance or transfer of the Ordinary Shares pursuant to any Option. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.

3.4

Inconsistent Terms. In the event of a conflict between the terms of the ESO Plan 2018 and the terms of any Option Grant Agreement, the terms of the ESO Plan 2018 shall govern except as otherwise expressly provided herein.

3.5

ESO Plan 2018 Term. The Committee shall not grant any Options under the ESO Plan 2018 on or after the tenth anniversary of the Effective Date. All Options which remain outstanding after such date shall continue to be governed by the ESO Plan 2018 and the applicable Option Grant Agreement(s).

4.	OPTIONS

4.1

Grant. The Committee may offer to grant Options to such Eligible Individuals as it may select in its absolute discretion at any time during the period where the ESO Plan 2018 is in force, provided that such power shall be subject to Applicable Law. Each Option offered pursuant to the ESO Plan 2018 shall be subject to terms and conditions established by the Committee consistent with the ESO Plan 2018.

4.1.1	Offer of Grant. An offer to grant Options to the Eligible Individual shall be made by sending to such Eligible Individual an Option Grant Agreement confirming the grant of Options.

4.1.2

Acceptance of Grant. A grant of Options offered to an Eligible Individual pursuant to Section 4.1.1 may only be accepted by the Eligible Individual within thirty (30) days after the relevant Option Grant Date and not later than 5.00 p.m. on the thirtieth (30th) day from such Option Grant Date (a) by completing, signing and returning to the Company the Option Grant Agreement, subject to such modification as the Committee may from time to time determine, accompanied by payment of [S$0.01], to the extent required by Applicable Law, or such other amount and such other documentation as the Committee may require as consideration and (b) if, at the date on which the Company receives from the Eligible Individual the Option Grant Agreement in respect of the Option as aforesaid, he or she remains eligible to participate in the ESO Plan 2018 in accordance with the terms and conditions set out therein.

The Eligible Individual may accept or refuse the whole or part of the offer. The Committee shall, within fifteen (15) business days of receipt of the Option Grant Agreement and consideration, acknowledge receipt of the same.

Lapse of Grant. Unless the Committee determines otherwise, an offer of a grant of an Option shall automatically lapse and become null, void and of no effect and shall not be capable of acceptance if:

(i)	it is not accepted in the manner as provided in Section 4.1.2 within the thirty (30) day period;

(ii)	the Eligible Individual dies prior to his or her acceptance of the Option;

(iii)	the Eligible Individual is adjudicated a bankrupt or enters into composition with his or her creditors prior to his or her acceptance of the Option;

(iv)	the Eligible Individual, being an Employee of the Group, ceases to be in the Employment of the Group for any reason whatsoever prior to his or her acceptance of the Option; or

(v)	the Company is liquidated or wound-up prior to the Eligible Individual’s acceptance of the Option.

4.1.3

Rejection of Acceptance. The Company shall be entitled to reject any purported acceptance of a grant of an Option made pursuant to Section 4.1 which does not strictly comply with the terms of the ESO Plan 2018.

4.1.4

Offer in Contravention of Law and Regulation. In the event that a grant of an Option results in the contravention of any Applicable Law, such grant shall be null and void and be of no effect and the relevant Participant shall have no claim whatsoever against the Company.

4.2

Option Grant Date. The date of grant of the Options shall be the date designated by the Committee and specified in the Option Grant Agreement as of the date the Option is granted (the “Option Grant Date”).

4.3

Terms and Conditions. Subject to the specific terms of the Option Grant Agreement, including any vesting conditions outlined in the Option Grant Agreement and payment of the Exercise Price (which may be nil), each Option represents an option to purchase or subscribe for one Ordinary Share, or in certain circumstances, entitle the Participant to an Option Cash Award.

4.4

Exercise Price. The Exercise Price of any Option granted under the ESO Plan 2018 shall be the price as specified in the Option Grant Agreement, such amount (which may be nil) to be determined by the Committee in its absolute discretion in connection with the grant. Options, once granted, may be repriced only in accordance with the applicable requirements of the ESO Plan 2018 and Applicable Law.

4.5

Vesting of Options. The Committee shall specify in the Option Grant Agreement the conditions upon which the Option shall become vested. The Option Grant Agreement may, but the Committee shall not be required to, provide for vesting pursuant to this Section 4.5 or pursuant to such other conditions as the Committee shall deem appropriate in its sole discretion. Vested portions of the Option (if any) may be exercised only in accordance with Section 4.10 hereof.

4.5.1

Time-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the ESO Plan 2018 is a Time-Based Option. For the purposes of this plan, a “Time-Based Option” shall mean an Option which is subject to time-based vesting conditions as set forth in the Option Grant Agreement as may be varied or accelerated by the Committee at its sole discretion. Unless the Committee provides otherwise, the vesting of the Time-Based Option may be suspended during any leave of absence.

4.5.2

Performance-Based Options. The Committee may provide in the Option Grant Agreement that part or all of an Option granted under the ESO Plan 2018 is a Performance-Based Option. For the purposes of this plan, a “Performance-Based Option” shall mean an Option that vests in accordance with the performance conditions set forth in the applicable Option Grant Agreement as may be varied or accelerated by the Committee at its sole discretion. The Committee may in its absolute discretion also additionally impose time-based vesting conditions on such Performance-Based Options, which shall be set forth in the Option Grant Agreement. In addition, the Committee may, in its absolute discretion, adjust the performance conditions to some or all of the Performance-Based Options as set forth in the Option Grant Agreement in the event of exceptional circumstances outside of management’s control which may materially affect the Group’s performance such that the Participants do not receive or suffer an undue advantage or disadvantage (as the case may be).

4.5.3

Accelerated Vesting upon occurrence of a Change of Control. Except as otherwise provided in the Option Grant Agreement or unless otherwise determined by the Committee in its absolute discretion pursuant to Section 4.17.2, upon the occurrence of a Change of Control or where a Change of Control is likely to occur (as determined by the Committee in its absolute discretion), all of the outstanding unvested Time-Based Options and/or Performance-Based Options shall immediately vest and become exercisable prior to the Change of Control.

4.6

Vesting Notice. Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (a) determined that the vesting conditions as set out in the Option Grant Agreement have been met or (b) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Options vest in the Participant, and no Option will vest and become exercisable until the Option Vesting Notice has been issued.

For the purposes of this Section 4.6, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.7

Malus. In the event of any circumstances which (a) would lead the Participant receiving or being eligible to receive an unfair benefit, or (b) the Committee determines in its absolute discretion that a reduction or clawback of the Options is otherwise warranted, the Committee may, in its absolute discretion:

4.7.1	in the case of any unexercised Options, reduce, lapse or forfeit all or part of such Options and/or amend or alter any vesting conditions applying to such Options; and

4.7.2

in the case of any exercised Options, by written notice to the relevant Participant require that Participant (i) pay to the Company the prevailing after tax cash value of the Ordinary Shares arising from the exercise of such Options (with such payment to be made within 30 business days of receipt of such notice); or (ii) pay to the Company the proceeds (net of tax) arising from an on-market sale of the Ordinary Shares arising from the exercise of such Options, within 30 business days of receipt of such notice.

For the purposes of this Section 4.7(a), an unfair benefit may, in the absolute discretion of the Committee, be considered to arise where an Option, which would not have otherwise vested, vests or remains capable of vesting as a result of such circumstances.

For the purposes of this Section 4.7(b), such circumstances are limited to:

(A)	fraud or dishonesty on the part of the Participant;

(B)	breach of any obligations owed by the Participant to the Group;

(C)	bankruptcy of the Participant; or

(D)	any material misstatement of financial accounts by the Participant.

4.8

Expiration of Options. All Options, whether vested or unvested, shall expire on the tenth (10th) anniversary of their Option Grant Date unless otherwise provided in a Participant’s Option Grant Agreement or unless such Options expire earlier as provided in Section 4.5.3 or Section 4.9 or a shorter exercise period is required by law. Upon the expiry of the applicable period for the exercise of such Options, the Options then remaining unexercised shall lapse and become null and void.

4.9	Termination of Employment.

4.9.1	Unvested Options. Unless otherwise specified in the Option Grant Agreement or unless the Committee determines otherwise, upon termination of the Participant’s Employment:

(i)	where the Participant is a Leaver or Bad Leaver, all unvested outstanding Options held by such Participant shall be immediately forfeited; and

(ii)

where the Participant is a Good Leaver, the Committee may, at its absolute discretion, permit him or her to retain a portion of his or her unvested Options, such retained unvested Options to be pro-rated for the portion of the vesting period served at the time of cessation of Employment, and to vest subject to the terms and conditions of the Option Grant Agreement to which the Options were first granted.

4.9.2

Vested Options. With respect to each Participant, such Participant’s Option(s), or any portion thereof, which have become vested on or before the date such Participant’s Employment is terminated shall, unless otherwise provided in the Participant’s Option Grant Agreement, expire on the earliest of (a) where the Participant is a Bad Leaver, the commencement of business on the date of the Participant’s termination of Employment; and (b) where the Participant is a Good Leaver or Leaver, 30 days after the date the Participant’s Employment is terminated; or (c) the expiration date applicable to such Option specified in Section 4.8.

4.10

Exercise of Options. Subject to Section 3.3 hereof, a Participant (or his or her legal representative, if applicable) may exercise any or all of his or her (or its) vested Options only during the period (i) beginning on the date upon which the relevant Option vests pursuant to the ESO Plan 2018 or the applicable Option Grant Agreement and (ii) ending on the date on which the relevant Option expires in accordance with Section 4.8 hereof. The Participant (or his or her legal representative, if applicable) may effectuate any such exercise by serving an Exercise Notice on the Company as provided in Section 4.11 hereof.

4.11

Method of Exercise. Unless the Committee expressly provides otherwise and subject to compliance with such exercise conditions as may be determined by the Committee in its absolute discretion, the Option shall be exercised by delivery of written notice to the Company at the address provided in Section 5.11 hereof (the “Exercise Notice”), which if the Committee so determines may be an electronic notice, to the attention of its Secretary, no less than five (5) business days in advance of the effective date of the proposed exercise (the “Exercise Date”), subject to compliance with the Company’s applicable securities trading policy. Such notice shall:

4.11.1	specify the number of Ordinary Shares with respect to which the Option is being exercised, the Option Grant Date of such Option and the Exercise Date;

4.11.2	be signed (including electronic signature in form acceptable to the Committee) by the Participant (or his or her legal representative, if applicable); and

4.11.3

indicate whether the aggregate Exercise Price for the exercise of the Options (where the Exercise Price is not nil) specified in Section 4.11.1 will be paid by way of cash (unless the Committee determines in its absolute discretion that the aggregate Exercise Price be settled by way of Net Settlement) or settled by way of Net Settlement.

Pursuant to Section 4.11.3, where the Participant has indicated that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of cash, the Exercise Notice shall be accompanied by payment in cash (or in such other manner as the Committee may approve) for an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice or any other method approved by the Committee in writing.

Pursuant to Section 4.11.3, where the Participant has indicated or, as the case may be, the Committee has determined that the payment of the aggregate Exercise Price for the exercise of the Options will be by way of Net Settlement, the Participant will be entitled to Ordinary Shares calculated as (a) the number of Ordinary Shares with respect to which the Option is being exercised less (b) the number of Ordinary Shares that have a Fair Market Value of an amount equal to the Exercise Price multiplied by the number of Ordinary Shares specified in such Exercise Notice, and rounded down to the nearest whole Ordinary Share, and the Company will pay an amount in cash to the Participant equal to the Fair Market Value of the fractional Ordinary Share not otherwise issued or transferred, as the case may be (“Net Settlement”). For avoidance of doubt, the Participant need not make any payment to the Company pursuant to a Net Settlement.

Subject to the terms of the ESO Plan 2018, Section 5.2 and any conditions specified by the Committee in its sole discretion in the Option Grant Agreement, as soon as practicable upon the valid exercise of an Option in compliance with this Section 4.11, the Company shall issue or procure the issue or, as the case may be, transfer or procure the transfer to the Participant such number of Ordinary Shares with respect to which the Option was exercised. The Company shall be entitled to reject any purported exercise of an

Option pursuant to this Section 4.11 if the Exercise Notice does not strictly comply with the terms of the ESO Plan 2018.

Ordinary Shares issued by the Company on the exercise of an Option in accordance with this Section 4.11 shall be issued as fully paid and recorded as such in the Company’s Register of Members and the subscription price for such issued Ordinary Shares shall be equal to the Exercise Price of the exercised Options, provided that, if applicable, where the Exercise Price for the exercise of an Option is less than the par value of the Ordinary Shares to which such Option relates, the issue price of such Ordinary Shares shall be deemed to be equal to the par value of such Ordinary Shares and the Company shall issue such Ordinary Shares credited as fully paid and recorded as fully paid in the Company’s Register of Members.

The partial exercise of an Option, alone, shall not cause the expiration, termination or cancellation of the remaining portion of such Option.

4.12

Lapse of Options. Unless otherwise determined by the Committee, in respect of every vesting period, where the Committee determines, in its absolute discretion, that the performance condition and/or any other condition applicable to an Option (including the Participant’s active Employment until the completion of that vesting period) has not been satisfied (whether fully or partially), such Option shall lapse and be of no value.

For the purposes of this Section 4.12, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

4.13

Cash Awards. Upon the exercise of Options pursuant to Section 4.11, the Committee may, in its absolute discretion, determine to make a payment of cash to the Participant instead of issuing or, as the case may be, transferring Ordinary Shares (“Option Cash Award”), in which event the Company shall pay to the Participant as soon as practicable after exercise of such Options in lieu of all or part of such Ordinary Shares, the excess, if any, of (A) the Fair Market Value of one Ordinary Share multiplied by the number of Ordinary Shares subject to the Option or such portion, over (B) the aggregate exercise price of the Option or such portion, on such payment terms and other terms, and subject to such conditions, as the Committee determines, in settlement in full of the Participant’s rights in respect of such Option. For avoidance of doubt, any payment made by the Participant pursuant to Section 4.11 will be refunded to him or her in respect of such Options exercised should an Option Cash Award be made by the Company.

4.14	Changes in and Distributions With Respect to Ordinary Shares.

4.14.1

Basic Adjustment Provisions. In the event of a share dividend, share split or combination of shares (including a reverse stock split), recapitalisation or other change in the Company’s capital structure, the Committee shall make appropriate adjustments, as determined by the Committee in its absolute discretion to (a) the maximum number of Ordinary Shares specified in Section 3 that may be delivered under the ESO Plan 2018, (b) the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, (c) the exercise prices relating to Options and (d) any other provision of Options affected by such change to prevent the enlargement or dilution of rights with respect to the number of Ordinary Shares subject to grant under the ESO Plan 2018, the number of Ordinary Shares subject to the Options and/or the Exercise Price per share of Ordinary Shares, provided that such power shall be subject to the Articles and Applicable Law.

4.14.2

Certain Other Adjustments. The Committee shall also make adjustments of the type described in Section 4.14.1 above to take into account distributions to shareholders other than those provided for in Section 4.14.1, or any other event, if the Committee determines that adjustments are appropriate to avoid distortion in the operation of the ESO Plan 2018 and to preserve the value of Options granted hereunder, where applicable. In addition, in the event of a corporate acquisition or similar corporate transaction involving the Company, its subsidiaries or their Affiliates, the Committee may, in its absolute discretion (i) provide for the cancellation of any such Option in exchange for either an amount of cash or other property with a value equal to the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights under the vested portion of such Option, as applicable; provided that, if the amount that could have been obtained upon the exercise of the vested portion of such Option or realization of the Participant’s rights, in any case, is equal to or less than zero, then the Option may be terminated without payment, (ii) provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and/or applicable exercise or purchase price, in all cases, as determined by the Committee in its absolute discretion, (iii) replace such Option with other rights or property selected by the Committee in its absolute discretion, (iv) provide that the Option will terminate and cannot vest, be exercised or become payable after the applicable event or (v) make such adjustments to the vesting conditions applicable to any outstanding Options as it reasonably determines in good faith are appropriate to avoid distortion in the value of such Options.

4.14.3

Continuing Application of Plan Terms. References in the ESO Plan 2018 to Ordinary Shares will be construed to include any shares or securities resulting from an adjustment pursuant to this Section 4.14.

4.15

Increase or Decrease in Issued Shares Without Consideration. Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued Ordinary Shares resulting from a subdivision or consolidation of Ordinary Shares, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company (including the payment of an extraordinary dividend), the Committee shall make such adjustments as it determines in its absolute discretion to prevent the enlargement or dilution of rights with respect to the type and number of shares subject to grant under the ESO Plan 2018, including, but not limited to, the number of Ordinary Shares to be subject to the Options and/or the Exercise Price per Ordinary Share, provided that such power shall be subject to the Articles and Applicable Law. The Company may, in the event the Committee has determined an adjustment is necessary pursuant to this Section 4.15, determine instead to pay an equivalent cash bonus to the Participants upon vesting of the Options in lieu of adjusting such Options, as the Committee may determine in its absolute discretion.

5.	MISCELLANEOUS

5.1

Rights as Holders of Options. The Participants shall not have any rights as holders with respect to any Ordinary Shares covered by or relating to the Options granted pursuant to the ESO Plan 2018 until the date the Participants become the registered owners of such Ordinary Shares issued or, as the case may be, transferred in accordance with and subject to the governing documents of the Company. Except as otherwise expressly provided in Sections 4.14 through 4.15 hereof, no adjustment to the Options shall be made for dividends or other rights for which the record date occurs prior to the effective date such share is registered.

5.2

Amendment of Terms of Options. The Committee may, in its sole discretion, amend the ESO Plan 2018 or terms of any Option, provided, however, that any such amendment shall not impair or adversely affect the Participants’ existing rights under the ESO Plan 2018 in relation to outstanding grants or such Option without such Participant’s written consent, unless the Committee expressly reserved the right to make such amendment at the time the Option was granted (which shall include, without limitation, the right to adjust or modify outstanding Options (pursuant to Sections 4.14 through 4.15)). For purposes of this Section 5.3, the opinion of the Committee as to whether any amendment would impair or adversely affect the Participants’ existing rights under the ESO Plan 2018 in relation to outstanding grants of Options shall be final, binding and conclusive.

5.3

No Special Employment Rights. Nothing contained in the ESO Plan 2018 shall confer upon the Participants any right with respect to the continuation of their Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participants from the rate in existence at the time of grant.

5.4

Tax Withholding. The Committee is authorised to withhold from any delivery of Ordinary Shares pursuant to the ESO Plan 2018 or any other payment to a Participant such amounts as are required to be withheld by applicable tax law in connection with any Option. Each Participant shall be responsible for the payment of applicable withholding and other taxes in cash that may become due in connection with the grant or exercise of an Option. The Committee may permit a Participant to satisfy such obligation through the delivery of Ordinary Shares that have a Fair Market Value equal to the amount required to be paid, to the extent that the Committee determines that so satisfying such obligation would not adversely impact the Company’s ability to meet its cash obligations.

5.5	No Obligation to Exercise. The grant to the Participants of the Options shall impose no obligation upon the Participants to exercise such Options.

5.6

No Restrictions on Ordinary Shares issued or transferred under Options. Unless stated in the Option Grant Agreement or as the Committee may determine in its absolute discretion, all Ordinary Shares issued or transferred, as the case may be, pursuant to the exercise of any Option shall not be subject to any dealing or trading restrictions.

5.7

Coordination with Other Plans. Options under the ESO Plan 2018 may be granted in tandem with, or in satisfaction of or substitution for, other grants under other plans or awards made under other compensatory plans or programs of the Group.

5.8

Notices. Each notice and other communication hereunder shall be in writing and shall be given and shall be deemed to have been duly given on the date it is delivered in person or by electronic mail, on the next business day if delivered by overnight mail or other reputable overnight courier, or the third business day if sent by registered mail, return receipt requested, to the parties as follows:

If to the Company:

[PUBCO]

[address]

Attention: [ 🌑 ]

If to the Participant, to its most recent address shown on records of the Company or their subsidiaries;

or in each case to such other address as any party may have furnished to the others in writing in accordance herewith, except that notices of change of address shall be effective only upon receipt.

5.9	Descriptive Headings. The headings in the ESO Plan 2018 are for convenience of reference only and shall not limit or otherwise affect the meaning of the terms contained herein.

5.10

Severability. In the event that any one or more of the provisions, subdivisions, words, clauses, phrases or sentences contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision, subdivision, word, clause, phrase or sentence in every other respect and of the remaining provisions, subdivisions, words, clauses, phrases or sentences hereof shall not in any way be impaired, it being intended that all rights, powers and privileges of the Company, its subsidiaries and the Participants shall be enforceable to the fullest extent permitted by law.

5.11

Governing Law. The provisions of, and all claims or disputes arising out of or based upon the ESO Plan 2018 or any Option Grant Agreement, Option or relating to the subject matter hereof or thereof shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction.

5.12

Limitation of Liability. Notwithstanding anything to the contrary in the ESO Plan 2018, neither the Company, nor any subsidiary or Affiliate of the Company, nor the Board or the Committee, nor any person acting on behalf of the Company, any subsidiary or Affiliate of the Company, the Board or the Committee, will be liable to any Participant or to the estate or beneficiary of any Participant or to any other holder of an Option under any circumstances for any costs, losses, expenses and damages whatsoever and howsoever arising in any event or by reason of any acceleration of income, or any additional tax (including any interest and penalties), asserted with respect to the Option.

5.13

Collection, Use and Disclosure of Personal Data. For the purposes of implementing and administering the ESO Plan 2018, and in order to comply with any Applicable Laws, the Company will collect, use and disclose the personal data of the Participants, as contained in each Option Grant Agreement and/or any other notice or communication given or received pursuant to the ESO Plan 2018, and/or which is otherwise collected from the Participants (or their authorised representatives). By participating in the ESO Plan 2018, each Participant consents to the collection, use and disclosure of his or her personal data for all such purposes, including disclosure of data to related corporations of the Company and/or third parties who provide services to the Company in any country or jurisdiction, and to the collection, use and further disclosure by such parties for such purposes. Each Participant also warrants that where he or she discloses the personal data of third parties to the Company in connection with the ESO Plan 2018, he or she has obtained the prior consent of such third parties for the Company to collect, use and disclose their personal data for the abovementioned purposes, in accordance with Applicable Law. Each Participant shall indemnify the Company in respect of any penalties, liabilities, claims, demands, losses and damages as a result of the Participant’s breach of this warranty.

5.14

Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore. No person other than the Company or a Participant shall have any right to enforce any provision of the ESO Plan 2018 or any Option Grant Agreement and/or Option by virtue of the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore.

EXHIBIT A—FORM OF OPTION GRANT AGREEMENT

THIS AGREEMENT, made as of this              day of                 , 20         between [PUBCO] (the “Company”) and                              (the “Participant”).

WHEREAS:

(A)

The Company has adopted and maintains the [Pubco] Employee Stock Option Plan 2018 (the “ESO Plan 2018”) to promote the interests of the Company and its subsidiaries (collectively the “Group”) by providing selected employees and directors of the Group with an appropriate incentive to encourage them to continue in the employ of the Group and to improve the growth, profitability and financial success of the Group.

(B)	The ESO Plan 2018 provides for the grant to Participants of Options to purchase or subscribe for Ordinary Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.

Grant of Options. Pursuant to, and subject to, the terms and conditions set forth herein and in the ESO Plan 2018, the Company hereby grants to the Participant an Option (the “Option”) with respect to [•]Ordinary Shares. [In consideration for the grant of Options the Participant shall make a payment of [S$0.01] to the Company.]

This Option comprises [(a) a Time-Based Option to purchase or subscribe for up to [•]Ordinary Shares (comprising approximately [•]% of this Option), and (b) a Performance-Based Option to purchase or subscribe for up to [•]Ordinary Shares (comprising approximately [•]% of this Option), in each case] as determined in Section 5 below.

2.	Grant Date. The Grant Date of the Option hereby granted is [•].

3.

Incorporation of ESO Plan 2018. All terms, conditions and restrictions of the ESO Plan 2018, as amended from time to time, are incorporated herein and made part hereof as if stated herein. If there is any conflict between the terms and conditions of the ESO Plan 2018 and this Agreement, the terms and conditions of the ESO Plan 2018, as interpreted by the Committee, shall govern, except to the extent this Agreement expressly changes the default provisions contained in the ESO Plan 2018, in which case the provisions of this Agreement shall govern. All capitalised terms used and not defined herein shall have the meaning given to such terms in the ESO Plan 2018.

4.	Exercise Price. The exercise price of each Ordinary Share underlying the Option hereby granted is SGD$[•], subject to any requisite adjustments in accordance with the terms of the ESO Plan 2018.

5.	Additional Terms of the Option.

(a)	In relation to the Time-Based Option to purchase or subscribe for up to [•]Ordinary Shares:

[•]

(b)	In relation to the Performance-Based Option to purchase or subscribe for up to [•]Ordinary Shares:

[•]

(c)

Subject in all cases to the Participant’s active Employment, once the Committee has, in its absolute discretion, (i) determined that the vesting conditions as set out in this Agreement have been met or (ii) waived the vesting conditions in respect of some or all of the Options, the Committee will notify the Participant of the number of Options that have vested via the issue of a vesting notice (the “Option Vesting Notice”). The date of the Option Vesting Notice will be the date the Option vests in the Participant, and no Option will vest until the Option Vesting Notice has been issued.

For the purposes of this Section 5, a Participant shall be deemed to have ceased to be so actively Employed as of the date the notice of termination of Employment is tendered by or is given to him or her, unless such notice shall be withdrawn prior to its effective date.

6.	Term of Option; Expiration. The Option shall expire in accordance with the provisions of the ESO Plan 2018.

7.

Construction of Agreement. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this section, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable. No waiver of any provision or violation of this Agreement by the Company shall be implied by the Company’s forbearance or failure to take action.

8.

Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party hereto upon any breach or default of any party under this Agreement, shall impair any such right, power or remedy of such party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party or any provisions or conditions of this Agreement, shall be in writing and shall be effective only to the extent specifically set forth in such writing.

9.	Limitation on Transfer. The Option and all rights thereunder shall be exercisable only by the Participant and shall not be assignable or transferable.

10.	Restrictive Covenants.

(a)

In consideration of the Participant’s Employment with the Company and as a condition of the grant of an Option pursuant to this Agreement, the Participant makes the following covenants described in this Section 10. Notwithstanding anything in the ESO Plan 2018 or this Agreement to the contrary, in the event that the Participant violates any of the provisions of this Section 10, he or she shall forfeit the Option in full (regardless of the extent to which the Option is vested at the time of such violation).

(b)

Non-Competition; Non-Solicitation; Confidential Information. In addition to what may otherwise be provided in the Participants’ Employment agreement with the Company or any subsidiary of the Company, the Participant, in consideration of the grant of Options to him or her under the ESO Plan 2018, undertakes that he or she shall not during the Participant’s Employment and for the 12 month period following the termination of the Participant’s Employment compete by doing or permitting any of the following without the prior written consent of the Company in countries where the Company has a business presence, and acknowledges and agrees that a violation of this restrictive covenant will entitle the Company to terminate all his or her rights under the ESO Plan 2018 and/or any outstanding grant:

(i)

become an employee, director, or independent contractor of, or a consultant to, or perform any services for or on behalf of, any Person engaging in any business activity that competes with the business of the Company or any subsidiary of the Company at such time;

(ii)

solicit (including any communication of any kind, regardless of by whom it is initiated) or hire or attempt to solicit or hire (x) any customer or supplier of the Company or any subsidiary of the Company in connection with any business activity that then competes with the Company or any subsidiary of the Company or to terminate or alter in a manner adverse to the Company or its Affiliates such customer’s or supplier’s relationship with the Company or its Affiliates, or (y) any

Employee or individual who was an Employee within the six-month period immediately prior thereto to terminate or otherwise alter his or her Employment, provided that Participant’s employer’s or business organisation’s conducting general advertising for employees shall not in and of itself be a violation of this clause (ii); or

(iii)

at any time during or following Employment, disclose or use any Confidential Information other than for the benefit of the Company and its Affiliates, except as required by legal process (provided that if the Participant receives legal process with regard to disclosure of such Confidential Information, he or she shall promptly notify the Company and cooperate with the Group in seeking a protective order with respect to such Confidential Information).

(c)

Non-Disparagement. The Participant shall not, directly or indirectly, disparage (i) the Company, (ii) the Group, (iii) any subsidiaries or Affiliates of the Company , (iv) any employee, officer, shareholder or director of any of the entities described in clauses (i) through (iii), or (v) the business or properties or assets of the Company or any of its subsidiaries. Notwithstanding the foregoing, nothing herein shall preclude the Participant from making truthful statements or disclosures that are required by Applicable Laws.

(d)

Enforceability of Covenants. The Participant acknowledges the reasonableness of the term, geographical territory, and scope of the covenants set forth in this Section 10, and the Participant agrees that he or she will not, in any action, suit or other proceeding, deny the reasonableness of, or assert the unreasonableness of, the premises, consideration or scope of the covenants set forth herein and the Participant hereby waives any such defence. The Participant further acknowledges that complying with the provisions contained in this Agreement will not preclude the Participant from engaging in a lawful profession, trade or business, or from becoming gainfully employed. The Participant agrees that the Participant’s covenants under this Section 10 are separate and distinct obligations under this Agreement, and the failure or alleged failure of the Company or the Board to perform obligations under any other provisions of this Agreement shall not constitute a defence to the enforceability of the Participant’s covenants and obligations under this Section 10. The Participant agrees that any breach of any covenant under this Section 10 will result in irreparable damage and injury to the Company or one of its subsidiaries and that the Company and/or its subsidiaries will be entitled to injunctive relief in any court of competent jurisdiction without the necessity of posting any bond.

(e)

Nonexclusive Remedy. In addition to any remedies that may be available in any agreement to which the Participant is a party, the remedies available for breach of any of the foregoing restrictive covenants shall include: (i) any rights or remedies available in law or in equity, (ii) the forfeiture of the Option for no consideration; (iii) in respect of the Option (or portion thereof) exercised by the Participant prior to any such breach or subsequent thereto and prior to the forfeiture of the Option (or portion thereof) required by this Section 10, payment by the Participant to the Company of an amount equal to the difference between the Exercise Price of the Option and the per-share proceeds of any sale of Ordinary Shares acquired upon such exercise multiplied by the number of Ordinary Shares so sold; and (iv) payment by the Participant to the Group of an amount reimbursing the Group, as applicable, for all attorney’s fees they incur enforcing their rights hereunder.

11.

Integration. This Agreement, and the other documents referred to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to its subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and in the ESO Plan 2018. This Agreement, including without limitation the ESO Plan 2018, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

12.	Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

13.

Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of Singapore, without regard to the provisions governing choice or conflict of laws or rules that would cause the application of the laws of any other jurisdiction. Any provision of this Agreement (or portion thereof) which is deemed invalid, illegal or unenforceable in any jurisdiction shall, as to that jurisdiction and subject to this Section 13, be ineffective to the extent of such invalidity, illegality or unenforceability, without affecting in any way the remaining provisions thereof in such jurisdiction or rendering that or any other provisions of this Agreement invalid, illegal, or unenforceable in any other jurisdiction. If any covenant should be deemed invalid, illegal or unenforceable because its scope is considered excessive, such covenant shall be modified so that the scope of the covenant is reduced only to the minimum extent necessary to render the modified covenant valid, legal and enforceable.

14.

Effect on Employment. Nothing contained in this Agreement shall confer upon the Participant any right with respect to the continuation of his or her Employment or interfere in any way with the right of the Company or any of its subsidiaries, subject to the terms of any separate employment agreements to the contrary, at any time to terminate such Employment or to increase or decrease the compensation of the Participant from the rate in existence at the time of the grant of any Option.

15.

Participant Representations; Acknowledgments. The Participant hereby acknowledges receipt of a copy of the ESO Plan 2018. The Participant hereby acknowledges that all decisions, determinations and interpretations of the Committee in respect of the ESO Plan 2018, this Agreement and the Option shall be final and conclusive. The Participant further acknowledges that if, following the date the Participant receives the Option pursuant to this Agreement, the Company determines that any of the representations made by the Participant under this Section 15 is inaccurate, the grant of the Option to the Participant pursuant to this Agreement may, in the sole discretion of the Board, be rescinded and deemed null and void.

*            *            *             *            *

IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its duly authorised officer and said Participant has hereunto signed this Agreement on his or her own behalf, thereby representing that he or she has carefully read and understands this Agreement and the ESO Plan 2018 as of the day and year first written above.

[PUBCO]

By:
Title:

PARTICIPANT

[Participant’s name]

Annex B

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

PROPERTYGURU GROUP LIMITED

(ADOPTED BY SPECIAL RESOLUTION DATED [•])

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

AMENDED AND RESTATED MEMORANDUM OF ASSOCIATION

OF

PROPERTYGURU GROUP LIMITED

(ADOPTED BY SPECIAL RESOLUTION DATED [•])

1.	The name of the company is PropertyGuru Group Limited (the “Company”).

2.

The registered office of the Company will be situated at the offices of Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman KY1-1104, Cayman Islands or at such other location as the Directors may from time to time determine.

3.

The objects for which the Company is established are unrestricted and the Company shall have full power and authority to carry out any object not prohibited by any law as provided by Section 7(4) of the Companies Act (as amended) of the Cayman Islands (the “Companies Act”).

4.

The Company shall have and be capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit as provided by Section 27(2) of the Companies Act.

5.

The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of the business of the Company carried on outside the Cayman Islands; provided that nothing in this section shall be construed as to prevent the Company effecting and concluding contracts in the Cayman Islands, and exercising in the Cayman Islands all of its powers necessary for the carrying on of its business outside the Cayman Islands.

6.	The liability of the shareholders of the Company is limited to the amount, if any, unpaid on the shares respectively held by them.

7.

The authorised share capital of the Company is US$50,000 divided into 500,000,000 Ordinary shares with a nominal or par value of US$0.0001 each provided always that subject to the Companies Act and the Articles of Association the Company shall have power to redeem or purchase any of its shares and to sub-divide or consolidate the said shares or any of them and to issue all or any part of its capital whether original, redeemed, increased or reduced with or without any preference, priority, special privilege or other rights or subject to any postponement of rights or to any conditions or restrictions whatsoever and so that unless the conditions of issue shall otherwise expressly provide every issue of shares whether stated to be ordinary, preference or otherwise shall be subject to the powers on the part of the Company hereinbefore provided.

8.	The Company may exercise the power contained in Section 206 of the Companies Act to deregister in the Cayman Islands and be registered by way of continuation in some other jurisdiction.

THE COMPANIES ACT (AS AMENDED)

COMPANY LIMITED BY SHARES

ARTICLES OF ASSOCIATION

OF

PROPERTYGURU GROUP LIMITED

(ADOPTED BY SPECIAL RESOLUTION DATED [•])

TABLE A

The Regulations contained or incorporated in Table ‘A’ in the First Schedule of the Companies Act shall not apply to PropertyGuru Group Limited (the “Company”) and the following Articles shall comprise the Articles of Association of the Company.

INTERPRETATION

1.	In these Articles the following defined terms will have the meanings ascribed to them, if not inconsistent with the subject or context:

“99.co Board” has the meaning given in Article 87.

“Affiliate” means, with respect to any specified person, any person that directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified person, including, in the case of the TPG Investor and the KKR Investor, any and all entities or vehicles that are managed and/or advised by any of the TPG Investor’s Affiliates or the KKR Investor’s Affiliates respectively; provided that the Company and each of its Subsidiaries shall be deemed not to be Affiliates of the TPG Investor Entities or the KKR Investor. As used in this definition of “Affiliate”, the word “control” (including its correlative meanings, “controlled by”, “controlling” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“Alternative Consideration” means consideration offered by a Purchaser that is not in the form of cash or Readily Marketable Securities.

“Annual Budget” means the annual budget for each financial year which will be submitted to the Board for its approval and adoption prior to the beginning of each financial year.

“Applicable Law” means any legislation, statute, act, decree, rule, order, treaty, directive, regulation, subsidiary or subordinate legislation, code, judgment, order, statutory guidance note, circular, decree, directive, code of practice, notice or announcement or any other law (including common law, securities laws and regulations or listing rules), or any interpretation thereof, which is binding on a party which has been enacted, issued or promulgated by any Governmental Body or any order, judgment or decree of any court with jurisdiction over the relevant party.

“Approved Investment Bank” means any of the following investment banks, including affiliates and successors thereof: Bank of America Corp, UBS, Goldman Sachs and Co., Morgan Stanley Incorporated, J.P. Morgan, Credit Suisse, CITIGROUP, Deutsche Bank and any other internationally recognised investment bank as agreed between the TPG Investor Entities (as a group), the KKR Investor and REA (each acting reasonably).

“Articles” means these articles of association of the Company, as amended or substituted from time to time.

“Board” means the board of Directors of the Company from time to time.

“Board Observer” shall have the meaning ascribed to it in Article 95.

“Branch Register” means any branch Register of such category or categories of Members as the Company may from time to time determine.

“Business Day” means a day on which banks are open for ordinary banking business in Singapore, the Cayman Islands and New York (excluding Saturdays, Sundays and public holidays).

“Cash Consideration” shall have the meaning ascribed to it in Article 45(c)(iii).

“Chairman” means chairman of the Board, who shall be a Director recommended by the Nominating Committee to the Board to be appointed as the chairman of the Board and approved by a simple majority vote of the Board, provided that any two Directors may request that instead of the aforementioned Board approval by a simple majority vote, the Chairman shall be elected by Ordinary Resolution.

“Class” or “Classes” means any class or classes of Shares as may from time to time be issued by the Company.

“Code” means U.S. Internal Revenue Code of 1986, as amended.

“Companies Act” means the Companies Act (as amended) of the Cayman Islands.

“Designated Stock Exchange” means any national securities exchange or automated quotation system on which the Company’s securities are traded, including but not limited to the New York Stock Exchange.

“Directors” means the directors of the Company for the time being, including any duly appointed alternate, or as the case may be, the directors assembled as a board or as a committee thereof.

“Drag-Along Shareholders” shall have the meaning ascribed to it in Article 45.

“Drag Notice” shall have the meaning ascribed to it in Article 45.

“Drag Sale” shall have the meaning ascribed to it in Article 45.

“Drag Sale Transferor” shall have the meaning ascribed to it in Article 44.

“Dragging Shareholder” shall have the meaning ascribed to it in Article 45.

“Encumbrance” includes any mortgage, assignment, debenture, lien, hypothecation, charge, pledge, adverse claim, rent-charge, title retention, claim, equity, option, pre-emption right, right to acquire, security agreement and security interest or other right or encumbrance of whatever nature and

“Encumbrances” shall be construed accordingly.

“Existing Major Shareholders” shall have the meaning ascribed to it in Article 45(d).

“Fair Market Value” means, in respect of Alternative Consideration, the fair market value of such Alternative Consideration as agreed between: (i) the selling Shareholder(s) (as a group), and (ii) the Shareholders electing to receive the Cash Consideration (as a group), or, failing such agreement, each of (a) the selling Shareholder(s) (as a group), and (b) the Shareholders electing to receive the Cash Consideration (as a group) shall appoint an Approved Investment Bank to calculate the fair market value of such Alternative Consideration and the simple average of the two valuations shall be the fair market value, provided that if the two valuations deviate by more than 10 per cent., the two Approved Investment Banks shall jointly nominate (and the Company shall appoint) a third Approved Investment Bank to determine the fair market value, which shall be final and binding on the aforesaid Shareholders in the absence of fraud and manifest error.

“Fund Investor” has the meaning given in Article 43(d).

“Governmental Body” means any foreign, federal, state, provincial, local or other court, governmental authority, tribunal, commission or regulatory body or self-regulatory body (including any securities exchange), or any political or other subdivision, department, agency or branch of any of the foregoing.

“Group” means the Company and its Subsidiaries from time to time, including any Subsidiaries where, due to local law requirements the majority owner(s) is/are local shareholder(s) falling outside of the Group, and “Group Company” means any one of them.

“Group Business” means the business carried on by the Group, being, subject to Articles 86 and 98:

a.

the provision of internet based platforms for (a) persons or companies interested, for commercial or for private purposes, in selling, acquiring, renting or leasing real estate, or generalist classifieds including real estate, and (b) comparing and securing property loans and personal finance for private consumers and business; and

b.

the provision of online mortgage, insurance and services marketplace products and advertising, process automation, data analytics and software solutions for the property, automotive and general classifieds or related industries, in Singapore, Malaysia, Indonesia, Thailand, Vietnam, Brunei, Cambodia, Laos, Myanmar and the Philippines (collectively, the South East Asia region)).

“Investor Personal Rights” means the rights specified as applying to a named Shareholder Party as are set out in Articles 87 and 95, and as regards REA only, Article 44.

“KKR Investor” means Epsilon Asia Holdings II Pte. Ltd.

“KKR Investor Director” means any Director appointed by the KKR Investor pursuant to Article 87.

“Losses” means all costs, losses, liabilities, damages, claims, demands, proceedings, expenses, penalties and legal and other professional fees, including any diminution of value.

“Major Shareholder” means a Shareholder holding at least five per cent. of the Shares outstanding at any time provided always that in relation to the TPG Investor Entities, each TPG Investor Entity would be a Major Shareholder for as long as the TPG Investor Entities, in aggregate, hold at least five per cent. of the Shares outstanding at any time.

“Memorandum of Association” means the memorandum of association of the Company, as amended or substituted from time to time.

“Necessary Action” means (i) with respect to the Company, taking all reasonable actions, and (ii) with respect to a Shareholder Party, taking all reasonable actions within its power and rights as a Shareholder, in each case that are necessary to procure an outcome, including as regards a Shareholder Party, by exercising all its rights as a Shareholder, and procuring that the Director nominated by it take all reasonable action and use all their rights as directors, subject always to the Director’s fiduciary duties, including calling (if necessary) and attending all shareholders’ meetings and exercising the votes attached to its Shares

“Non-Investor Director” has the meaning given in Article 90.

“NWS” means News Corporation.

“NWS Group” means NWS and its Subsidiaries other than REA Listco and its Subsidiaries.

“Office” means the registered office of the Company as required by the Companies Act.

“Officers” means the officers for the time being and from time to time of the Company.

“Ordinary Resolution” means a resolution:

(a)

passed by a simple majority of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by a simple majority of such Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the resolution so adopted shall be the date on which the instrument, or the last of such instruments, if more than one, is executed.

“paid up” means paid up as to the par value in respect of the issue of any Shares and includes Shares credited as paid up.

“Person” means any natural person, firm, company, joint venture, partnership, corporation, association or other entity (whether or not having a separate legal personality) or any of them as the context so requires, other than in respect of a Director or Officer in which circumstances Person shall mean any person or entity permitted to act as such in accordance with the laws of the Cayman Islands.

“Principal Register”, where the Company has established one or more Branch Registers pursuant to the Companies Act and these Articles, means the Register maintained by the Company pursuant to the Companies Act and these Articles that is not designated by the Directors as a Branch Register.

“Public Shareholder ROFO Notice” shall have the meaning ascribed to it in Article 44.

“Public Shareholder ROFO Participation Notice” shall have the meaning ascribed to it in Article 44.

“Public Shareholder ROFO Response Period” shall have the meaning ascribed to it in Article 44.

“Public Shareholder ROFO Right” shall have the meaning ascribed to it in Article 44.

“Public Shareholder ROFO Securities” shall have the meaning ascribed to it in Article 44.

“Public Supporting Shareholders” shall have the meaning ascribed to it in Article 44.

“Purchaser” means a bona fide arm’s length third party buyer that is not a Shareholder or an Affiliate of a Shareholder or the Company.

“Readily Marketable Securities” means securities that are listed on such international stock exchange as may be approved in advance by both the TPG Investor and the KKR Investor.

“REA” means REA Asia Holding Co. Pty Ltd.

“REA Entry Price” means US$6.40 (as adjusted for any dividends, share splits, consolidations or sub-divisions from time to time).

“REA Floor Price” means the higher of: (i) the REA Entry Price; and (ii) the ROFO Application Price offered by REA (if any) (in each case as adjusted for any dividends, share splits, consolidations or sub-divisions from time to time).

“REA Investor Director” means any Director appointed by REA pursuant to Article 87.

“REA Listco” means REA Group Limited.

“REA ROFO Default” shall have the meaning ascribed to it in Article 44.

“Register” means the register of Members of the Company required to be kept pursuant to the Companies Act and includes any Branch Register(s) established by the Company in accordance with the Companies Act.

“ROFO Acceptance Notice” shall have the meaning ascribed to it in Article 44.

“ROFO Application” shall have the meaning ascribed to it in Article 44.

“ROFO Application Price” shall have the meaning ascribed to it in Article 44.

“ROFO Drag-Along Notice” shall have the meaning ascribed to it in Article 44.

“ROFO Drag-Along Shareholders” shall have the meaning ascribed to it in Article 44.

“ROFO Notice” shall have the meaning ascribed to it in Article 44.

“ROFO Notice Despatch Date” shall have the meaning ascribed to it in Article 44.

“ROFO Notice Period” shall have the meaning ascribed to it in Article 44.

“ROFO Response Notice” shall have the meaning ascribed to it in Article 44.

“ROFO Response Expiration Date” shall have the meaning ascribed to it in Article 44.

“ROFO Securities” shall have the meaning ascribed to it in Article 44.

“ROFO Completion Deadline” shall have the meaning ascribed to it in Article 44.

“ROFO Signing Deadline” shall have the meaning ascribed to it in Article 44.

“ROFO Third Party Transfer Period” shall have the meaning ascribed to it in Article 44.

“Seal” means the common seal of the Company (if adopted) including any facsimile thereof.

“Secretary” means any Person appointed by the Directors to perform any of the duties of the secretary of the Company.

“Securities” has the meaning given in Article 39.

“Share” means a share in the capital of the Company. All references to “Shares” herein shall be deemed to be Shares of any or all Classes as the context may require. For the avoidance of doubt in these Articles the expression “Share” shall include a fraction of a Share.

“Shareholder” or “Member” means a Person who is registered as the holder of Shares in the Register and includes each subscriber to the Memorandum of Association pending entry in the Register.

“Shareholders Agreement” means the shareholders’ agreement in respect of the Company made between the TPG Investor Entities, the KKR Investor, REA, REA Listco and the Company dated [•].

“Shareholder Parties” means Shareholders who are party to the Shareholders Agreement from time to time (including any person who executes a joinder agreement in accordance with the terms of the Shareholders Agreement) and “Shareholder Party” shall mean any one of them.

“Shareholding Percentage” means in each case, in relation to any Shareholder and at any time, the total number of ordinary shares held by that Shareholder at that time expressed as a percentage of all the issued ordinary shares in the capital of the Company as at that time (on an as-converted basis, where applicable).

“Share Premium Account” means the share premium account established in accordance with these Articles and the Companies Act.

“signed” means bearing a signature or representation of a signature affixed by mechanical means.

“Special Resolution” means a special resolution of the Company passed in accordance with the Companies Act, being a resolution:

(a)

passed by a majority of not less than two-thirds of such Shareholders as, being entitled to do so, vote in person or, where proxies are allowed, by proxy at a general meeting of the Company of which notice specifying the intention to propose the resolution as a special resolution has been duly given and where a poll is taken regard shall be had in computing a majority to the number of votes to which each Shareholder is entitled; or

(b)

approved in writing by all of the Shareholders entitled to vote at a general meeting of the Company in one or more instruments each signed by one or more of the Shareholders and the effective date of the special resolution so adopted shall be the date on which the instrument or the last of such instruments, if more than one, is executed.

“Subsidiary” means, with respect to any specified Person, any person that is directly or indirectly through one or more intermediaries controlled by such specified person, provided that the Company and each of its Subsidiaries shall be deemed not to be Subsidiaries of the TPG Investor Entities or the KKR Investor. As used in this definition of “Subsidiary”, the word “control” (including its correlative meanings, “controlled by” and “controlling” shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such person, whether through the ownership of voting securities, by contract or otherwise.

“TPG Investor” means TPG Asia VI SF Pte. Ltd.

“TPG Investor 2” means TPG Asia VI SPV GP LLC, in its capacity as general partner of TPG Asia VI Digs 1 L.P.

“TPG Investor Director” means any Director appointed by the TPG Investor Entities pursuant to Article 87.

“TPG Investor Entities” means the TPG Investor, TPG Investor 2 and any of their respective Affiliates who are a Shareholder from time to time (provided that any of the foregoing that ceases to be a Shareholder shall not be considered a TPG Investor Entity).

“Transfer” in relation to any Shares or other Securities that are held by a Shareholder Party, includes whether directly or indirectly; (i) a sale, assignment or transfer; (ii) creating or permitting to subsist any Encumbrance; (iii) creating any trust or conferring any interest; (iv) any agreement, arrangement or understanding in respect of votes or the right to receive dividends; (v) the renunciation or assignment of any right to subscribe or receive Shares or other Securities or any legal or beneficial interest in Shares or other Securities; (vi) any agreement to do any of the above, except an agreement to transfer Shares or other Securities which is conditional on compliance with the terms of these Articles; and (vii) the transmission of Shares or other Securities by operation of law.

“Transferee” shall have the meaning ascribed to it in Article 42.

“Transferring Shareholder” shall have the meaning ascribed to it in Article 42.

“Treasury Shares” means Shares that were previously issued but were purchased, redeemed, surrendered or otherwise acquired by the Company and not cancelled.

“Warrants” shall have the meaning ascribed to it in that certain Novation, Assumption and Amendment Agreement dated as of July 23, 2021, by and among the Company, the KKR Investor and PropertyGuru Pte. Ltd.

2.	In these Articles, save where the context requires otherwise:

(a)	words importing the singular number shall include the plural number and vice versa;

(b)	words importing the masculine gender only shall include the feminine gender and any Person as the context may require;

(c)	the word “may” shall be construed as permissive and the word “shall” shall be construed as imperative;

(d)	reference to USD (or $) and to a US cent or cents is reference to dollars of the United States of America;

(e)	reference to SGD (or S$) and to a Singapore cent or cents is reference to dollars and cents of the Republic of Singapore;

(f)	reference to a statutory enactment shall include reference to any amendment or re-enactment thereof for the time being in force;

(g)

reference to any determination by the Directors shall be construed as a determination by the Directors in their sole and absolute discretion and shall be applicable either generally or in any particular case; and

(h)

reference to “in writing” shall be construed as written or represented by any means reproducible in writing, including any form of print, lithograph, email, facsimile, photograph or telex or represented by any other substitute or format for storage or transmission for writing or partly one and partly another.

3.	Subject to the preceding Articles, any words defined in the Companies Act shall, if not inconsistent with the subject or context, bear the same meaning in these Articles.

PRELIMINARY

4.	The business of the Company may be commenced at any time after incorporation.

5.

The Office shall be at such address in the Cayman Islands as the Directors may from time to time determine. The Company may in addition establish and maintain such other offices and places of business and agencies in such places as the Directors may from time to time determine.

6.

The expenses incurred in the formation of the Company and in connection with the offer for subscription and issue of Shares shall be paid by the Company. Such expenses may be amortised over such period as the Directors may determine and the amount so paid shall be charged against income and/or capital in the accounts of the Company as the Directors shall determine.

7.

The Directors shall keep, or cause to be kept, the Register at such place or (subject to compliance with the Companies Act and these Articles) places as the Directors may from time to time determine. In the absence of any such determination, the Register shall be kept at the Office. The Directors may keep, or cause to be kept, one or more Branch Registers as well as the Principal Register in accordance with the Companies Act, provided always that a duplicate of such Branch Register(s) shall be maintained with the Principal Register in accordance with the Companies Act.

SHARES

8.	Subject to these Articles (including for the avoidance of doubt, Article 86), all Shares for the time being unissued shall be under the control of the Directors who may:

(a)	issue, allot and dispose of the same to such Persons, in such manner, on such terms and having such rights and being subject to such restrictions as they may from time to time determine; and

(b)	grant options with respect to such Shares and issue warrants or similar instruments with respect thereto;

and, for such purposes, the Directors may reserve an appropriate number of Shares for the time being unissued.

9.

The Directors, or the Shareholders by Ordinary Resolution, may authorise the division of Shares into any number of Classes and sub-classes and the different Classes and sub-classes shall be authorised, established and designated (or re-designated as the case may be) and the variations in the relative rights (including, without limitation, voting, dividend and redemption rights), restrictions, preferences, privileges and payment obligations as between the different Classes (if any) may be fixed and determined by the Directors or the Shareholders by Ordinary Resolution.

10.

The Company may insofar as may be permitted by law, pay a commission to any Person in consideration of his subscribing or agreeing to subscribe whether absolutely or conditionally for any Shares. Such commissions may be satisfied by the payment of cash or the lodgement of fully or partly paid-up Shares or partly in one way and partly in the other. The Company may also pay such brokerage as may be lawful on any issue of Shares.

11.	The Directors may refuse to accept any application for Shares, and may accept any application in whole or in part, for any reason or for no reason.

MODIFICATION OF RIGHTS

12.

Whenever the capital of the Company is divided into different Classes (and as otherwise determined by the Directors in accordance with these Articles) the rights attached to any such Class may, subject to any rights or restrictions for the time being attached to any Class only be materially adversely varied or abrogated with the consent in writing of the holders of not less than two-thirds of the issued Shares of the relevant Class, or with the sanction of a resolution passed at a separate meeting of the holders of the Shares of such Class by a majority of two-thirds of the votes cast at such a meeting. To every such separate meeting all the provisions of these Articles relating to general meetings of the Company or to the proceedings thereat shall, mutatis mutandis, apply, except that the necessary quorum shall be one or more Persons at least holding or representing by proxy one-third in nominal or par value amount of the issued Shares of the relevant Class (but so that if at any adjourned meeting of such holders a quorum as above defined is not present, those Shareholders who are present shall form a quorum) and that, subject to any rights or restrictions for the time being attached to the Shares of that Class, every Shareholder of the Class shall on a poll have one vote for each Share of the Class held by him. For the purposes of this Article the Directors may treat all the Classes or any two or more Classes as forming one Class if they consider that all such Classes would be affected in the same way by the proposals under consideration, but in any other case shall treat them as separate Classes. The Directors may vary the rights attaching to any Class without the consent or approval of Shareholders provided that the rights will not, in the determination of the Directors, be materially adversely varied or abrogated by such action.

13.

The rights conferred upon the holders of the Shares of any Class issued with preferred or other rights shall not, subject to any rights or restrictions for the time being attached to the Shares of that Class, be deemed to be materially adversely varied or abrogated by, inter alia, the creation, allotment or issue of further Shares ranking pari passu with or subsequent to them or the redemption or purchase of any Shares of any Class by the Company.

CERTIFICATES

14.	No Person shall be entitled to a certificate for any or all of his Shares, unless the Directors shall determine otherwise.

FRACTIONAL SHARES

15.

The Directors may issue fractions of a Share and, if so issued, a fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to nominal or par value, premium, contributions, calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights (including, without prejudice to the generality of the foregoing, voting and participation rights) and other attributes of a whole Share. If more than one fraction of a Share of the same Class is issued to or acquired by the same Shareholder such fractions shall be accumulated.

LIEN

16.

The Company has a first and paramount lien on every Share (whether or not fully paid) for all amounts (whether presently payable or not) payable at a fixed time or called in respect of that Share. The Company also has a first and paramount lien on every Share (whether or not fully paid) registered in the name of a Person indebted or under liability to the Company (whether he is the sole registered holder of a Share or one of two or more joint holders) for all amounts owing by him or his estate to the Company (whether or not presently payable). The Directors may at any time declare a Share to be wholly or in part exempt from the provisions of this Article. The Company’s lien on a Share extends to any amount payable in respect of it.

17.

Subject to Article 86, the Company may sell, in such manner as the Directors may determine, any Share on which the Company has a lien, but no sale shall be made unless an amount in respect of which the lien exists is presently payable nor until the expiration of fourteen days after a notice in writing, demanding payment of such part of the amount in respect of which the lien exists as is presently payable, has been given to the registered holder for the time being of the Share, or the Persons entitled thereto by reason of his death or bankruptcy.

18.

For giving effect to any such sale the Directors may authorise some Person to transfer the Shares sold to the purchaser thereof. The purchaser shall be registered as the holder of the Shares comprised in any such transfer and he shall not be bound to see to the application of the purchase money, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the sale.

19.

The proceeds of the sale after deduction of expenses, fees and commission incurred by the Company shall be received by the Company and applied in payment of such part of the amount in respect of which the lien exists as is presently payable, and the residue shall (subject to a like lien for sums not presently payable as existed upon the Shares prior to the sale) be paid to the Person entitled to the Shares immediately prior to the sale.

CALLS ON SHARES

20.

The Directors may from time to time make calls upon the Shareholders in respect of any moneys unpaid on their Shares, and each Shareholder shall (subject to receiving at least fourteen days’ notice specifying the time or times of payment) pay to the Company at the time or times so specified the amount called on such Shares.

21.	The joint holders of a Share shall be jointly and severally liable to pay calls in respect thereof.

22.

If a sum called in respect of a Share is not paid before or on the day appointed for payment thereof, the Person from whom the sum is due shall pay interest upon the sum at the rate of eight percent per annum from the day appointed for the payment thereof to the time of the actual payment, but the Directors shall be at liberty to waive payment of that interest wholly or in part.

23.

The provisions of these Articles as to the liability of joint holders and as to payment of interest shall apply in the case of non-payment of any sum which, by the terms of issue of a Share, becomes payable at a fixed time, whether on account of the amount of the Share, or by way of premium, as if the same had become payable by virtue of a call duly made and notified.

24.

The Directors may make arrangements on the issue of partly paid Shares for a difference between the Shareholders, or the particular Shares, in the amount of calls to be paid and in the times of payment.

25.

The Directors may, if they think fit, receive from any Shareholder willing to advance the same all or any part of the moneys uncalled and unpaid upon any partly paid Shares held by him, and upon all or any of the moneys so advanced may (until the same would, but for such advance, become presently payable) pay interest at such rate (not exceeding without the sanction of an Ordinary Resolution, eight percent per annum) as may be agreed upon between the Shareholder paying the sum in advance and the Directors.

FORFEITURE OF SHARES

26.

If a Shareholder fails to pay any call or instalment of a call in respect of any Shares on the day appointed for payment, the Directors may, at any time thereafter during such time as any part of such call or instalment remains unpaid, serve a notice on him requiring payment of so much of the call or instalment as is unpaid, together with any interest which may have accrued.

27.

The notice shall name a further day (not earlier than the expiration of fourteen days from the date of the notice) on or before which the payment required by the notice is to be made, and shall state that in the event of non-payment at or before the time appointed the Shares in respect of which the call was made will be liable to be forfeited.

28.

If the requirements of any such notice as aforesaid are not complied with, any Share in respect of which the notice has been given may at any time thereafter, before the payment required by notice has been made, be forfeited by a resolution of the Directors to that effect.

29.

A forfeited Share may be sold or otherwise disposed of on such terms and in such manner as the Directors think fit, and at any time before a sale or disposition the forfeiture may be cancelled on such terms as the Directors think fit.

30.

A Person whose Shares have been forfeited shall cease to be a Shareholder in respect of the forfeited Shares, but shall, notwithstanding, remain liable to pay to the Company all moneys which at the date of forfeiture were payable by him to the Company in respect of the Shares forfeited, but his liability shall cease if and when the Company receives payment in full of the amount unpaid on the Shares forfeited.

31.

A statutory declaration in writing that the declarant is a Director, and that a Share has been duly forfeited on a date stated in the declaration, shall be conclusive evidence of the facts in the declaration as against all Persons claiming to be entitled to the Share.

32.

The Company may receive the consideration, if any, given for a Share on any sale or disposition thereof pursuant to the provisions of these Articles as to forfeiture and may execute a transfer of the Share in favour of the Person to whom the Share is sold or disposed of and that Person shall be registered as the holder of the Share, and shall not be bound to see to the application of the purchase money, if any, nor shall his title to the Shares be affected by any irregularity or invalidity in the proceedings in reference to the disposition or sale.

33.

The provisions of these Articles as to forfeiture shall apply in the case of non-payment of any sum which by the terms of issue of a Share becomes due and payable, whether on account of the amount of the Share, or by way of premium, as if the same had been payable by virtue of a call duly made and notified.

TRANSFER OF SHARES

34.

Subject to these Articles and the rules or regulations of the Designated Stock Exchange or any relevant securities laws, any Member may transfer all or any Shares by an instrument of transfer in the usual or common form or in a form prescribed by the Designated Stock Exchange or in any other form approved by the Directors and may be under hand or, if the transferor or transferee is a clearing house or its nominee(s), by hand or by machine imprinted signature or by such other manner of execution as the Directors may approve from time to time.

35.	The transferor shall be deemed to remain a Shareholder until the name of the transferee is entered in the Register in respect of the relevant Shares.

36.

Subject to the rules of any Designated Stock Exchange on which the Shares in question may be listed and to any rights and restrictions for the time being attached to any Share, the Directors shall not unreasonably decline to register any transfer of Shares, and shall upon making any decision to decline to register any transfer of Shares assign an appropriate reason therefor. If the Directors refuse to register a transfer of any Share the Secretary shall, within two (2) months after the date on which the transfer request was lodged with the Company, send to the transferor and transferee notice of the refusal, including the relevant reason for such refusal. For the avoidance of doubt, it shall not be unreasonable for the Directors to decline to register any transfer of a Share if such transfer would breach or cause a breach of: (i) the rules of any

Designated Stock Exchange on which the Shares may be listed; or (ii) applicable law or regulation at such times and for such periods as the Directors may from time to time determine.

37.

All instruments of transfer that are registered shall be retained by the Company, but any instrument of transfer that the Directors decline to register shall (except in any case of fraud) be returned to the Person depositing the same.

RESTRICTIONS ON TRANSFER OF SHARES BY SHAREHOLDER PARTIES

38.	The following provisions set out in Articles 39 to 45 shall not apply to any transfer of Shares by a Shareholder that is not a Shareholder Party.

39.

Unless required by Applicable Law and/or any other written agreements among the Shareholder Parties and the Company, subject to Article 42, Article 43 and Article 44 each of the Shareholder Parties shall be entitled to Transfer all or any part of their Shares and/or Warrants (along with any rights attached thereto save for the Investor Personal Rights and save as set out in Article 45(d) and/or any other securities which are issued by the Company from time to time (together, “Securities”) at any time, and such Transfer shall not be subject to the consent of any other Shareholder or any restrictions whatsoever. For the avoidance of doubt, subject to Applicable Law, nothing in this Article 39 shall restrict or prohibit the acquisition by any Shareholder Party of Securities, whether by way of on-market acquisitions, off-market acquisitions or otherwise.

40.	The Company shall not approve or register any Transfer of Securities by a Shareholder Party unless:

(a)	it is effected in accordance with Articles 39 to 45; and

(b)

the transferee of the Securities, if not already a party to the Shareholders Agreement, has executed a joinder agreement (as such term is defined in the Shareholders’ Agreement and provided always that a third party transferee of Securities other than Shares from any Shareholder Party shall adhere to the Shareholders Agreement as a Shareholder Party and not have the benefit of the Investor Personal Rights or the rights under Article 45 (save as set out in Article 45(d))) in accordance with Article 42 (unless such Transfer results in a termination of the Shareholders Agreement in accordance with its terms) provided however, that no such execution of a joinder agreement shall be required for any Transfer of Securities effected in the open market pursuant to an effective resale registration statement or an applicable exemption from registration under U.S. securities laws.

41.	Any proposed Transfer by a Shareholder Party that does not satisfy the other requirements of Articles 39 to 45 shall be void.

42.

Notwithstanding any provision in Articles 39 to 41 and Articles 44 to 45, it shall be a condition precedent to the right of any Shareholder Party (the “Transferring Shareholder”) to Transfer Shares (other than any permitted transfer of securities effected on a securities exchange or through an underwritten offering where the Securities are transferred to holders without restriction on transfer pursuant to U.S. securities laws) to any person (the “Transferee”) (including a Transfer pursuant to the foregoing provisions of Articles 39 to 45) that the Transferee, if not already bound by the provisions of the Shareholders Agreement, execute a joinder agreement (as such term is defined in the Shareholders Agreement), as modified, if applicable, with the consent of the majority of the Shareholder Parties that constitute Major Shareholders, each acting reasonably and in good faith, under which the Transferee shall agree to be bound by, and shall be entitled to the benefit of, all the rights under the Shareholders Agreement except for the Investor Personal Rights and save as set out in Article 45(d)) as if it were an original party hereto either (i) in place of the Transferring Shareholder, or (ii) where such Transferring Shareholder remains a Shareholder following such Transfer, in addition to, the Transferring Shareholder, unless, in each case, such Transfer results in a termination of the Shareholders Agreement in accordance with its terms).

43.	Other provisions relating to Transfers of Shares by any Shareholder Party

(a)

In the event there is a change of control of any Shareholder Party, such Shareholder Party shall cease to be entitled to receive benefits to and to enforce such rights that are personal to, and non-transferrable by such Shareholder Party, under these Articles including the Investor Personal Rights (if applicable) and save as set out in Article 45(d)).

(b)

For the purposes of Article 43(a), “change of control” means, in respect of a Shareholder Party that constitutes a Major Shareholder: (a) any sale, transfer or other disposition of voting securities, in a single transaction or series of related transactions, as a result of which a third party acquires more than 50 per cent. of the voting securities in such Shareholder Party; (b) a sale, transfer, exclusive licensing or other disposition, in a single transaction or series of related transactions, of more than 50 per cent. of such Shareholder Party’s assets, including assets that are not and cannot be part of the asset side of the balance sheet, to a third party; (c) a merger or any reorganisation whereby such Shareholder Party is not the surviving entity (unless the holders of the share capital of such Shareholder Party immediately prior to such event continue to hold more than 50 per cent. of the voting and economic interest of the surviving entity following such event); or (d) any other transaction resulting in a change of control of such Shareholder Party (as used in this sub-clause (d), the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through ownership of voting securities, by contract or otherwise), in each case, subject to Article 43(c) and Article 43(d).

(c)

Notwithstanding any provision to the contrary herein, and for so long as the securities of REA Listco are listed on a recognised stock exchange, where any person who, as at the date of the Shareholders Agreement controls REA Listco and, after the date of the Shareholders Agreement, ceases to control REA Listco, or any person who, as at the date of the Shareholders Agreement does not control REA Listco and, after the date of the Shareholders Agreement, gains control of REA Listco, this shall not constitute a “change of control” of REA in its capacity as a Major Shareholder for the purposes of Article 43(a). For the purposes of this Article 43(c) the term “control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, (whether through ownership of voting securities, by contract or otherwise). For the avoidance of doubt, if the securities of REA Listco are no longer listed on a recognised stock exchange, then this Article 43(c) shall no longer apply and, in the event that REA Listco is subsequently subject to a “change of control” (as defined in Article 43(b) applying mutatis mutandis), then this shall constitute a “change of control” of REA in its capacity as a Major Shareholder for the purposes of Article 43(a).

(d)

Notwithstanding any provision to the contrary herein, where a Shareholder Party that constitutes a Major Shareholder is an investment fund, limited partnership or any other collective investment vehicle (including, for the avoidance of doubt, the TPG Investor Entities and the KKR Investor) (a “Fund Investor”), a “change of control” event for the purposes of Article 43(a) shall only be considered to have occurred if such Fund Investor ceases to be, directly or indirectly controlled, managed and/or advised by (i) its investment manager and/or general partner as of the date of the Shareholders Agreement; or (ii) an investment manager, general partner or other entity that is an Affiliate of its existing investment manager and/or general partner.

REA ROFO IN A DRAG SALE

44.	Subject always to Article 163:

(a)

if any Shareholder Party that constitutes a Major Shareholder (other than REA) whether acting alone or together with other Shareholder Parties that constitute Major Shareholders (each, a “Drag Sale Transferor”) either: (a) receives (x) any bona fide binding offer; or (y) any bona fide indicative offer, in each case, from a prospective Purchaser or Purchasers for such Shareholder Party’s Securities; or (b) desires (in one or through a series of transactions) to Transfer any of its Securities

(without having solicited or being in receipt of an indicative or binding offer) or any interest therein to a Purchaser or Purchasers and, in connection with such offer or desire to Transfer, such Drag Sale Transferor intends, or is reasonably likely, to initiate a Drag Sale pursuant to Article 45 and provided always that Article 45(a)(iii) has been, or will be, satisfied prior to completion of the Drag Sale, the Drag Sale Transferor shall give to REA notice in writing of such intention (a “ROFO Notice”), which notice shall:

(i)	specify the date of despatch of the ROFO Notice (the “ROFO Notice Despatch Date”); and

(ii)	certify that:

(A)	the ROFO Notice has been delivered to REA as a result of the Drag Sale Transferor either:

(1)	having received for its Securities from a prospective Purchaser or Purchasers (as applicable):

(I)	any bona fide arm’s length binding offer; or

(II)	any bona fide arm’s length indicative offer; or

(2)

desiring (in one or through a series of transactions) to Transfer any of its Securities (without having solicited or being in receipt of an indicative or binding offer) or any interest therein to a Purchaser or Purchasers; and, in each case;

(B)	the Drag Sale Transferor intends to, or is reasonably likely to, initiate a Drag Sale pursuant to Article 45; and

(C)	Article 45(a)(iii) has been, or will be, satisfied prior to completion of the Drag Sale; and

(iii)

specify which of the other Shareholders (other than REA and the ROFO Drag-Along Shareholders) have either provided their approval prior to the ROFO Notice Despatch Date, or are reasonably expected to provide their approval, in respect of the relevant Drag Sale pursuant to Article 45(a)(iii) (the “Public Supporting Shareholders”).

(b)

REA may, within 45 days of the ROFO Notice Despatch Date (the “ROFO Notice Period”) exercise its right to make an offer for all (but not less than all) of the Securities held by all Shareholder Parties (other than REA) (the “ROFO Securities”) and, subject to Article 44(d), the Public Shareholder ROFO Securities (if any) by serving a notice in writing (a “ROFO Application”) to the Drag Sale Transferor specifying the price per Security (where applicable, the price per Warrant shall be specified as the price per Share less the Exercise Price (as defined in the terms and conditions of the Warrants) of a Warrant) that it is willing to pay for all (but not less than all) of the ROFO Securities and, subject to Article 44(d), the Public Shareholder ROFO Securities (if any) (the “ROFO Application Price”). For the avoidance of doubt, any ROFO Application shall be unconditional other than with respect to any mandatory anti-trust or other regulatory consents under Applicable Law.

(c)

A ROFO Application shall not be revocable unless the Drag Sale Transferor rejects, or is deemed to have rejected, the offer set out in the ROFO Application, in which case the ROFO Application shall automatically and immediately be deemed to have been validly revoked and the offer contained therein not capable of acceptance.

(d)	In respect of a ROFO Application.

(i)

Upon receipt of a ROFO Application, the Drag Sale Transferor shall promptly, and, in any case, within 3 Business Days, give notice to all the Public Supporting Shareholders, which notice shall specify the ROFO Application Price (the “Public Shareholder ROFO Notice”).

(ii)	If the Drag Sale Transferor accepts REA’s ROFO Application in accordance with Article 44(e), each Public Supporting Shareholder shall have the right to sell all (but not less than all)

of the Securities held by such Public Supporting Shareholder (the “Public Shareholder ROFO Securities”) to REA (the “Public Shareholder ROFO Right”). For the avoidance of doubt:

(A)	the Public Shareholder ROFO Right shall be personal to and non-transferable by the Public Supporting Shareholders; and

(B)

if the Drag Sale Transferor does not accept, or is deemed to have rejected, the offer made by REA in its ROFO Application pursuant to the provisions of Article 44(e) there shall be no Public Shareholder ROFO Right.

(iii)

If a Public Supporting Shareholder wishes to exercise its Public Shareholder ROFO Right, the Public Supporting Shareholder shall inform REA and the Drag Sale Transferor by written notice (the “Public Shareholder ROFO Participation Notice”) within 10 days of the Public Shareholder ROFO Notice (the “Public Shareholder ROFO Response Period”).

(e)

The Drag Sale Transferor may, within 10 days of the end of the Public Shareholder ROFO Response Period (or such longer period as may be agreed in writing by the Drag Sale Transferor and REA) (in each case, the “ROFO Response Expiration Date”), by written notice to REA, confirm if the Drag Sale Transferor accepts or rejects REA’s ROFO Application (the “ROFO Response Notice”). It is acknowledged and agreed that: (a) the Drag Sale Transferor shall not be obliged to accept the offer made by REA in the ROFO Application; and (b) if no ROFO Response Notice is sent by the Drag Sale Transferor by the end of the ROFO Response Expiration Date, the Drag Sale Transferor shall be deemed to have rejected REA’s ROFO Application, and such ROFO Application shall then be automatically revoked pursuant to Article 44(c).

(f)

If the Drag Sale Transferor has notified REA of its acceptance of REA’s ROFO Application on or before the ROFO Response Expiration Date (a “ROFO Acceptance Notice”), the Drag Sale Transferor shall be required, within three Business Days of such notice, to inform all other Shareholder Parties (other than REA) (the “ROFO Drag-Along Shareholders”) and all Public Supporting Shareholders that have delivered a Public Shareholder ROFO Participation Notice within the Public Shareholder ROFO Response Period by sending a notice requiring all the ROFO Drag-Along Shareholders and Public Supporting Shareholders that have delivered a Public Shareholder ROFO Participation Notice within the Public Shareholder ROFO Response Period to transfer all their Securities to REA at the price per Security specified in the ROFO Application Notice (the “ROFO Drag-Along Notice”).

(g)

Upon delivery of the ROFO Drag-Along Notice by the Drag Sale Transferor in accordance with Article 44(f), the Drag Sale Transferor, the ROFO Drag-Along Shareholders and the Public Supporting Shareholders that have delivered a Public Shareholder ROFO Participation Notice within the Public Shareholder ROFO Response Period shall be irrevocably obligated to transfer all of the Securities each such Shareholder holds to REA, and to execute, acknowledge and deliver all consents, assignments, waivers and other documents and/or agreements, appear at any meeting of the Shareholders (and at any adjournment or postponement thereof) for purposes of establishing a quorum and vote or cause to be voted its Securities in person or by proxy, and perform such action as necessary to give effect to the transfer described under the ROFO Drag-Along Notice within 15 days from the date of the ROFO Acceptance Notice, provided that a failure by a Public Supporting Shareholder to transfer its Securities to REA shall not relieve or discharge the Drag Sale Transferor, the ROFO Drag-Along Shareholders or the other Public Supporting Shareholders from transferring their respective Securities to REA or REA from purchasing such Securities. REA shall be irrevocably obligated to purchase such ROFO Securities, and the Public Shareholder ROFO Securities (if any), against the receipt by the Company’s company secretary or transfer agent, as applicable of duly executed transfer forms or other applicable instrument of transfer, together with any relevant share certificates or affidavits for lost share certificates in respect of the ROFO Securities or the Public Shareholder ROFO Securities (if any) from the Drag Sale Transferor, the

ROFO Drag-Along Shareholders and the Public Supporting Shareholders that have delivered a Public Shareholder ROFO Participation Notice within the Public Shareholder ROFO Response Period. The definitive sale and purchase agreement for the sale of the ROFO Securities and the Public Shareholder ROFO Securities (if any) shall not contain any representations or warranties by (or restrictive covenants on) the Drag Sale Transferor, the ROFO Drag-Along Shareholders and the Public Supporting Shareholders that have delivered a Public Shareholder ROFO Participation Notice within the Public Shareholder ROFO Response Period other than, on a several and proportionate basis with respect to the ROFO Securities and the Public Shareholder ROFO Securities (if any) being sold, representations and warranties with respect to:

(i)	its authority and capacity to execute the relevant transfer documents and to transfer the ROFO Securities or the Public Shareholder ROFO Securities (if any); and

(ii)	its title to the ROFO Securities or the Public Shareholder ROFO Securities (if any), free of Encumbrances.

(h)	If:

(i)	REA does not submit a ROFO Application within the ROFO Notice Period;

(ii)	REA submits a ROFO Application which is materially non-compliant with the provisions of this Article 44;

(iii)	the Drag Sale Transferor does not accept or is deemed to have rejected the offer made by REA in its ROFO Application pursuant to the provisions of this Article 44; or

(iv)	the Drag Sale Transferor has accepted the offer made by REA in its ROFO Application but:

(A)

REA has not acted in good faith or used reasonable endeavours to execute a definitive sale and purchase or other agreement with the Drag Sale Transferor, all the ROFO Drag-Along Shareholders and all the Public Supporting Shareholders that have delivered a Public Shareholder ROFO Participation Notice within the Public Shareholder ROFO Response Period that reflects the terms set out in Article 44(f) or otherwise to complete the transfer of the relevant Securities as a result of REA’s fault, act or omission, within 15 days (or such longer period as may be agreed between the Drag Sale Transferor and REA) of the ROFO Response Expiration Date (the “ROFO Signing Deadline”); or

(B)

such sale and purchase has not completed, as a result of REA’s fault, act or omission, by the latest of: (i) 30 days of the date of such agreement; (ii) 7 days from receipt of the regulatory approvals (if any) required to be obtained by REA under Applicable Law, the Drag Sale Transferor and/or any of the ROFO Drag-Along Shareholders or the relevant Public Supporting Shareholders in relation to the sale and purchase of the Securities; and (iii) such other date agreed in writing between the Drag Sale Transferor and REA (the “ROFO Completion Deadline”),

((a) and (b) being a “REA ROFO Default”),

for a period of 9 months (or 12 months where there is a REA ROFO Default) following, the latest of the following (where applicable): (i) the date of expiry of the ROFO Notice Period; (ii) the ROFO Response Expiration Date; (iii) the date of the ROFO Response Notice; (iv) the ROFO Signing Deadline; and (v) the ROFO Completion Deadline (the “ROFO Third Party Transfer Period”), the Drag Sale Transferor may, subject to compliance with Article 44(i), exercise its rights pursuant to, and in accordance with, Article 45 to require the Drag-Along Shareholders to Transfer all of their Securities to a Purchaser, with the price determined in accordance with Article 45(a). In the event that a Drag Sale is not completed within the ROFO Third Party Transfer Period, any Drag Sale contemplated by the Drag Sale Transferor shall be subject to and conditional upon compliance with the foregoing provisions of this Article 44.

(i)

During the ROFO Third Party Transfer Period, unless there has been a REA ROFO Default, the Drag Sale Transferor shall, or, to the extent the Company has agreed to conduct a sale process on behalf of the Drag Sale Transferor, shall take all Necessary Action to procure that the Company shall, invite REA to participate in any formal / mandated sale process conducted by the Drag Sale Transferor or the Company on the same terms as are applicable to all other prospective buyers/bidders in such process and shall subject to Applicable Laws (including, without limitation, applicable listing and insider trading rules):

(i)	if REA submits a bid in connection with the sales process, treat REA no less favourably than other prospective buyers/bidders; and

(ii)	give REA an opportunity to submit a bid at the same time as all other prospective buyers/bidders in such process,

provided, always, in respect of each of sub-clauses (i) and (ii),

(A)	REA will not be provided with the identity of any prospective buyer(s)/bidder(s) or the terms of any bids submitted by them;

(B)	REA’s nominated director shall be required to recuse himself or herself from any board level discussions relating to such sales process; and

(C)

during the ROFO Third Party Transfer Period, neither the Drag Sale Transferor nor the Company (to the extent applicable) shall be: (x) under any obligation to: (1) accept any bid from REA; or (2) invite REA to participate in the second stage of any such sales process if the indicative offer from REA is not sufficiently competitive; or (y) prevented from granting another bidder exclusivity during such period.

DRAG-ALONG RIGHT

45.	Drag Along Rights:

(a)	Subject to and without prejudice to the provisions of this Article 45, in the event that:

(i)

one or more Shareholder Party that constitutes a Major Shareholder (a “Dragging Shareholder” or “Dragging Shareholders”) intends to Transfer all of its / their Securities to a Purchaser (in a single Transfer or series of related Transfers);

(ii)

the procedure in Article 44 has been complied with, and such Shareholder Party and the Drag-Along Shareholders are not required to Transfer all of their Securities to REA pursuant to such Article 44 (including where the Drag Sale Transferor declines to accept an offer from REA pursuant to Article 44(h)(iii)); and

(iii)

such Transfer (or series of related Transfers) (“Drag Sale”) has been approved as a “Drag Sale” by the holders of not less than 50 per cent. of the Shares then in issue (including for the avoidance of doubt, Shareholders who are not Shareholder Parties), then, subject to Applicable Law, such Dragging Shareholder(s) shall have the right, subject to the provisions of this Article 45, to require all of the other Shareholder Parties (the “Drag-Along Shareholders”) to Transfer all (and not just some only) of their Securities to the Purchaser on the same terms and conditions as those between the Dragging Shareholder(s) and the Purchaser, and to execute, acknowledge and deliver all consents, assignments, waivers and other documents and/or agreements, appear at any meeting of the Shareholders (and at any adjournment or postponement thereof) for purposes of establishing a quorum and vote or cause to be voted its Securities in person or by proxy, and perform such action as necessary to give effect to such Transfer provided that REA: (x) may, in its sole discretion, voluntarily participate in the Drag Sale, if the price per Security to be received by REA in such Drag Sale will be less than the REA Floor Price; or (y) shall be required to participate in the

Drag Sale: (1) if REA does not submit a ROFO Application within the ROFO Notice Period or there has been a REA ROFO Default, if the price per Security to be received by REA in such Drag Sale will not be less than the REA Entry Price; or (2) if REA has submitted a ROFO Application within the ROFO Notice Period but such ROFO Application is rejected in accordance with Article 44(c) if the price per Security to be received by REA in such Drag Sale will not be less than the REA Floor Price.

For avoidance of doubt, a Drag Sale and/or the resulting Transfers by Drag-Along Shareholders may be implemented by various transaction structures, including a scheme of arrangement, in the discretion of the Dragging Shareholders

(b)	The Dragging Shareholder(s) shall inform the Drag-Along Shareholders in writing of:

(i)	the identity of the Purchaser;

(ii)	the price per Security (where applicable, the price per Warrant shall be specified as the price per Share less the Exercise Price (as defined in the terms and conditions of the Warrants); and

(iii)	a confirmation of the material terms and conditions,

applicable	to the Transfer as soon as possible after the approval of a Drag Sale (a “Drag Notice”).

(c)	Drag Sale Completion:

(i)

Completion of the Transfers of the Drag-Along Shareholders’ Securities in respect of which the Drag Notice has been issued shall take place simultaneously with the Transfer of the Securities of the Dragging Shareholder(s), which shall take place by the latest of: (i) 60 days from the date of the Drag Notice; (ii) 7 days from receipt of the regulatory approvals (if any) required to be obtained by the Dragging Shareholder(s) or the Purchaser in relation to the Drag Sale under Applicable Law; and (iii) such other date agreed in writing between the Dragging Shareholder(s) and the Purchaser.

(ii)

The definitive agreement for the Transfer of the Drag-Along Shareholders’ Securities shall not contain any representations and warranties by (or restrictive covenants on) the Drag-Along Shareholders other than, on a several and proportionate basis with respect to the Securities being sold, representations and warranties by each Drag-Along Shareholder as to itself with respect to:

(A)	its authority and capacity to execute the relevant transfer documents and to transfer its portion of the Securities; and

(B)	its title to the Securities, free from Encumbrances.

(iii)

A Drag-Along Shareholder shall have the option, exercisable by written notice to the Dragging Shareholder(s) and the Company within five days after the date of the Drag Notice, to elect for cash as consideration (“Cash Consideration”) for its Securities, in the event that the consideration offered by the Purchaser is in the form of Alternative Consideration. Where such an option is not made available by the Purchaser, the Dragging Shareholder(s) shall, on a pro-rata basis according to the portion of their Securities being sold, within five Business Days following completion of the sale of the Drag-Along Shareholder’s Securities, purchase the Alternative Consideration received by such Drag-Along Shareholder by paying the Cash Consideration to the Drag-Along Shareholder. The amount of the Cash Consideration payable to the Drag-Along Shareholder(s) pursuant to this Article 45(c)(iii) shall be equal to the Fair Market Value of the Alternative Consideration.

(d)

Subject always to Article 163, the rights under this Article 45 are personal to and non-transferable by the Shareholder Parties that are Major Shareholders as of the date of the Shareholders Agreement (the “Existing Major Shareholders”) and shall not be applicable to any Purchaser that acquires Securities from any Existing Major Shareholder and subsequently qualifies as a “Major Shareholder” for the purposes of the Shareholders Agreement. Notwithstanding the foregoing, such Purchaser shall be entitled to vote its Securities in favour of a Drag Sale in accordance with Article 45(a)(iii).

TRANSMISSION OF SHARES

46.

The legal personal representative of a deceased sole holder of a Share shall be the only Person recognised by the Company as having any title to the Share. In the case of a Share registered in the name of two or more holders, the survivors or survivor, or the legal personal representatives of the deceased holder of the Share, shall be the only Person recognised by the Company as having any title to the Share.

47.

Any Person becoming entitled to a Share in consequence of the death or bankruptcy of a Shareholder shall upon such evidence being produced as may from time to time be required by the Directors, have the right either to be registered as a Shareholder in respect of the Share or, instead of being registered himself, to make such transfer of the Share as the deceased or bankrupt Person could have made; but the Directors shall, in either case, have the same right to decline or suspend registration as they would have had in the case of a transfer of the Share by the deceased or bankrupt Person before the death or bankruptcy.

48.

A Person becoming entitled to a Share by reason of the death or bankruptcy of a Shareholder shall be entitled to the same dividends and other advantages to which he would be entitled if he were the registered Shareholder, except that he shall not, before being registered as a Shareholder in respect of the Share, be entitled in respect of it to exercise any right conferred by membership in relation to meetings of the Company.

ALTERATION OF SHARE CAPITAL

49.	The Company may from time to time by Ordinary Resolution increase the share capital by such sum, to be divided into Shares of such Classes and amount, as the resolution shall prescribe.

50.	The Company may by Ordinary Resolution:

(a)	consolidate and divide all or any of its share capital into Shares of a larger amount than its existing Shares;

(b)	convert all or any of its paid up Shares into stock and reconvert that stock into paid up Shares of any denomination;

(c)

subdivide its existing Shares, or any of them into Shares of a smaller amount provided that in the subdivision the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(d)

cancel any Shares that, at the date of the passing of the resolution, have not been taken or agreed to be taken by any Person and diminish the amount of its share capital by the amount of the Shares so cancelled.

51.	The Company may by Special Resolution reduce its share capital and any capital redemption reserve in any manner authorised by law.

REDEMPTION, PURCHASE AND SURRENDER OF SHARES

52.	Subject to the Companies Act, the Company may:

(a)	issue Shares on terms that they are to be redeemed or are liable to be redeemed at the option of the Company or the Shareholder on such terms and in such manner as the Directors may determine;

(b)	purchase its own Shares (including any redeemable Shares) on such terms and in such manner as the Directors may determine and agree with the Shareholder;

(c)	make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Companies Act, including out of its capital; and

(d)	accept the surrender for no consideration of any paid up Share (including any redeemable Share) on such terms and in such manner as the Directors may determine.

53.

Any Share in respect of which notice of redemption has been given shall not be entitled to participate in the profits of the Company in respect of the period after the date specified as the date of redemption in the notice of redemption.

54.	The redemption, purchase or surrender of any Share shall not be deemed to give rise to the redemption, purchase or surrender of any other Share.

55.

The Directors may when making payments in respect of redemption or purchase of Shares, if authorised by the terms of issue of the Shares being redeemed or purchased or with the agreement of the holder of such Shares, make such payment either in cash or in specie including, without limitation, interests in a special purpose vehicle holding assets of the Company or holding entitlement to the proceeds of assets held by the Company or in a liquidating structure.

TREASURY SHARES

56.

Shares that the Company purchases, redeems or acquires (by way of surrender or otherwise) may, at the option of the Company, be cancelled immediately or held as Treasury Shares in accordance with the Companies Act. In the event that the Directors do not specify that the relevant Shares are to be held as Treasury Shares, such Shares shall be cancelled.

57.

No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be declared or paid in respect of a Treasury Share.

58.	The Company shall be entered in the Register as the holder of the Treasury Shares provided that:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)

a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Companies Act, save that an allotment of Shares as fully paid bonus shares in respect of a Treasury Share is permitted and Shares allotted as fully paid bonus shares in respect of a treasury share shall be treated as Treasury Shares.

59.	Treasury Shares may be disposed of by the Company on such terms and conditions as determined by the Directors.

GENERAL MEETINGS

60.	The Directors may, whenever they think fit, convene a general meeting of the Company.

61.

The Directors may cancel or postpone any duly convened general meeting at any time prior to such meeting, except for general meetings requisitioned by the Shareholders in accordance with these Articles, for any reason or for no reason at any time prior to the time for holding such meeting or, if the meeting is adjourned, the time for holding such adjourned meeting. The Directors shall give Shareholders notice in writing of any cancellation or postponement. A postponement may be for a stated period of any length or indefinitely as the Directors may determine.

62.

General meetings shall also be convened on the requisition in writing of any Shareholder or Shareholders entitled to attend and vote at general meetings of the Company holding at least 7.5 percent of the paid up voting share capital of the Company deposited at the Office specifying the objects of the meeting by notice given no later than 21 days from the date of deposit of the requisition signed by the requisitionists, and if the Directors do not convene such meeting for a date not later than 45 days after the date of such deposit, the requisitionists themselves may convene the general meeting in the same manner, as nearly as possible, as that in which general meetings may be convened by the Directors, and all reasonable expenses incurred by the requisitionists as a result of the failure of the Directors to convene the general meeting shall be reimbursed to them by the Company.

63.

If at any time there are no Directors, any two Shareholders (or if there is only one Shareholder then that Shareholder) entitled to vote at general meetings of the Company may convene a general meeting in the same manner as nearly as possible as that in which general meetings may be convened by the Directors.

NOTICE OF GENERAL MEETINGS

64.

Subject to Article 118, at least fourteen (14) clear days’ notice in writing counting from the date of service is deemed to take place as provided in these Articles specifying the place, the day and the hour of the meeting and the business to be considered at the meeting, shall be given in the manner hereinafter provided or in such other manner (if any) as may be prescribed by the Company by Ordinary Resolution to such Persons as are, under these Articles, entitled to receive such notices from the Company, but with the consent of all the Shareholders entitled to receive notice of some particular meeting and attend and vote thereat, that meeting may be convened by such shorter notice or without notice and in such manner as those Shareholders may think fit.

65.	The accidental omission to give notice of a meeting to or the non-receipt of a notice of a meeting by any Shareholder shall not invalidate the proceedings at any meeting.

PROCEEDINGS AT GENERAL MEETINGS

66.

All business carried out at a general meeting shall be deemed special with the exception of sanctioning a dividend, the consideration of the accounts, balance sheets, any report of the Directors or of the Company’s auditors, and the fixing of the remuneration of the Company’s auditors. No special business shall be transacted at any general meeting without the consent of all Shareholders entitled to receive notice of that meeting unless notice of such special business has been given in the notice convening that meeting.

67.

Subject to Article 118, no business shall be transacted at any general meeting unless a quorum of Shareholders is present at the time when the meeting proceeds to business. Save as otherwise provided by these Articles, one or more Shareholders holding at least a majority of the paid up voting share capital of the Company present in person or by proxy and entitled to vote at that meeting shall form a quorum.

68.

If within half an hour from the time appointed for the meeting a quorum is not present, the meeting, shall stand adjourned to a date falling within 30 days of the initial general meeting, at the same time and place, and at least fourteen (14) days’ notice shall be given to all Shareholders in relation to such adjourned meeting, and if at the adjourned meeting a quorum is not present within half an hour from the time appointed for the meeting the meeting shall be dissolved.

69.

If the Directors wish to make this facility available for a specific general meeting or all general meetings of the Company, participation in any general meeting of the Company may be by means of a telephone, videoconference telephone or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting.

70.	The Chairman shall preside as chairman at every general meeting of the Company.

71.

If there is no such Chairman, or if at any general meeting he is not present within fifteen minutes after the time appointed for holding the meeting or is unwilling to act as chairman, the Shareholders present in person or by proxy shall by a simple majority vote choose any Person present to be chairman of that meeting.

72.	The chairman may adjourn a meeting from time to time and from place to place either:

(a)	with the consent of any general meeting at which a quorum is present (and shall if so directed by the meeting); or

(b)	without the consent of such meeting if, in his sole opinion, he considers it necessary to do so to:

(i)	secure the orderly conduct or proceedings of the meeting; or

(ii)	give all persons present in person or by proxy and having the right to speak and / or vote at such meeting, the ability to do so,

but no business shall be transacted at any adjourned meeting other than the business left unfinished at the meeting from which the adjournment took place. When a meeting, or adjourned meeting, is adjourned for fourteen days or more, notice of the adjourned meeting shall be given in the manner provided for the original meeting. Save as aforesaid, it shall not be necessary to give any notice of an adjournment or of the business to be transacted at an adjourned meeting.

73.	At any general meeting a resolution put to the vote of the meeting shall be decided on a poll.

74.	A poll shall be taken in such manner as the chairman directs, and the result of the poll shall be deemed to be the resolution of the meeting at which the poll was demanded.

75.	In the case of an equality of votes on a poll, the chairman of the meeting shall not be entitled to a second or casting vote.

VOTES OF SHAREHOLDERS

76.

Subject to any rights and restrictions for the time being attached to any Share, on a poll every Shareholder and every Person representing a Shareholder by proxy shall have one vote for each Share of which he or the Person represented by proxy is the holder.

77.

In the case of joint holders the vote of the senior who tenders a vote whether in person or by proxy shall be accepted to the exclusion of the votes of the other joint holders and for this purpose seniority shall be determined by the order in which the names stand in the Register.

78.

A Shareholder of unsound mind, or in respect of whom an order has been made by any court having jurisdiction in lunacy, may vote in respect of Shares carrying the right to vote held by him, by his committee, or other Person in the nature of a committee appointed by that court, and any such committee or other Person, may vote in respect of such Shares by proxy.

79.

No Shareholder shall be entitled to vote at any general meeting of the Company unless all calls, if any, or other sums presently payable by him in respect of Shares carrying the right to vote held by him have been paid.

80.	On a poll votes may be given either personally or by proxy.

81.

The instrument appointing a proxy shall be in writing under the hand of the appointor or of his attorney duly authorised in writing or, if the appointor is a corporation, either under Seal or under the hand of an Officer or attorney duly authorised. A proxy need not be a Shareholder.

82.	An instrument appointing a proxy may be in any usual or common form or such other form as the Directors may approve.

83.

The instrument appointing a proxy shall be deposited at the Office or at such other place as is specified for that purpose in the notice convening the meeting no later than the time for holding the meeting or, if the meeting is adjourned, the time for holding such adjourned meeting.

84.	An Ordinary Resolution in writing signed by a simple majority of such Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held. A Special Resolution in writing signed by all the Shareholders for the time being entitled to receive notice of and to attend and vote at general meetings of the Company (or being corporations by their duly authorised representatives) shall be as valid and effective as if the same had been passed at a general meeting of the Company duly convened and held.

CORPORATIONS ACTING BY REPRESENTATIVES AT MEETINGS

85.

Any corporation which is a Shareholder or a Director may by resolution of its directors or other governing body authorise such Person as it thinks fit to act as its representative at any meeting of the Company or of any meeting of holders of a Class or of the Directors or of a committee of Directors, and the Person so authorised shall be entitled to exercise the same powers on behalf of the corporation which he represents as that corporation could exercise if it were an individual Shareholder or Director.

RESERVED MATTERS

86.

The Company shall not, and shall, to the extent it is legally able, procure that each of its direct and indirect subsidiaries (as applicable) shall not, take or enter into any agreement to take, any of the actions set out in Schedule 1 (the “Reserved Matters”) unless such action has first been approved by the Shareholders by Ordinary Resolution.

DIRECTORS

87.	Subject to these Articles, the Board shall consist of no more than nine (9) Directors (or such higher number as may be approved by the Shareholders in accordance with Article 86) and shall comprise:

(a)

one person jointly appointed as a Director by the TPG Investor Entities, provided that the TPG Investor Entities collectively hold in aggregate at least 7.5 per cent. of the issued share capital of the Company;

(b)

one person appointed as a Director by the KKR Investor, provided that the KKR Investor and its Affiliates collectively hold in aggregate at least 7.5 per cent. of the issued share capital of the Company; and

(c)

one person appointed as a Director by REA, provided that REA holds at least 7.5 per cent. of the issued share capital of the Company and subject always to Article 163. The person appointed by REA pursuant to this Article 87 must fulfil or comply with the following requirements (as the case may be):

(i)

such person not having been previously appointed to, or been a director of, the board of directors of 99.co (“99.co Board”) or has not had and does not have access to any competitively sensitive information relating to 99.co; or

(ii)

if such person has previously been a director on the 99.co Board or has had access to competitively sensitive information relating to 99.co, then such person shall not be involved or participate in, and shall be required to recuse himself / herself from all and any pricing or commercial decisions relating to the business of Group for a period of six months commencing from the date of his / her appointment to the Board,

(each an “Investor Director”).

88.	The following terms shall apply to the rights of appointment and removal of Directors of the TPG Investor Entities, KKR Investor and REA:

(a)

The right of appointment conferred on a Shareholder Party under Article 87 shall include the right of that Shareholder Party to remove and replace at any time from office such person appointed by that Shareholder Party as a Director and the right of that Shareholder Party at any time and from time to time to determine the period during which such person shall hold the office of Director. Each appointment or removal shall be given effect to in accordance with Article 89.

(b)

In the event a Shareholder Party ceases to be a Shareholder or ceases to hold the requisite shareholding percentage in the Company, as the case may be, such that the number of directors appointed by such Shareholder Party exceeds its entitlement under Article 87, such Shareholder Party (as applicable) shall promptly procure the removal or resignation of the Director appointed by it or him, as a Director (or as its appointee on any committee of the Board) such that the Shareholder Party does not have more Directors on the Board (or any of its committees) than it is entitled to appoint pursuant to Article 87. Any such resignation or removal shall take effect without any liability on the Company, whether for compensation for loss of office or otherwise, except to the extent that the liability is determined to have arisen in relation to a service contract with a Director who was acting in an executive capacity.

(c)

If a Director is or becomes prohibited from acting as a Director by law, or these Articles, the Shareholder which appointed that Director shall within five (5) Business Days, procure the removal or resignation of such Director (unless such person has already ceased to be a Director).

(d)

If a Shareholder fails to procure the removal or resignation of such Director in accordance with Articles 88(b) or 88(c), the Directors not appointed by that Shareholder shall (if necessary) by simple majority vote resolve to remove the relevant Director (such removal to take effect from the date such Directors’ resolution is passed).

(e)

Whenever for any reason a person appointed by a Shareholder Party ceases to be a Director (other than as a result of the Shareholder Party ceasing to hold the requisite shareholding percentage in the Company as contemplated by Article 87), that Shareholder Party shall be entitled to appoint forthwith another Director in substitution for the outgoing Director

(f)	The rights of appointment conferred of each of the TPG Investor Entities (as a group), the KKR Investor and REA under Article 87 shall be personal to those Shareholders and non-transferrable.

For the purposes of this Article 88, references to “Shareholder Party” shall be deemed to refer to the TPG Investor Entities as a group, collectively

89.

Each appointment or removal of a Director pursuant to Articles 87 and 88 shall be effected by notice in writing and signed by or on behalf of the Shareholder Party concerned and shall be delivered to the registered office for the time being of the Company. For the avoidance of doubt, any appointment or removal of a TPG Investor Director in accordance with Articles 87 and 88 shall be signed by the TPG Investor for so long as the TPG Investor is a Shareholder, and if the TPG Investor ceases to be a Shareholder, then by the remaining TPG Investor Entities jointly. The Company shall pass the required resolutions to update the Register of Directors and make the necessary filings with the Registrar of Companies in the Cayman Islands.

90.

Other than in respect of the appointment of an Investor Director pursuant to Articles 87 to 89, the Company may by Ordinary Resolution appoint any Person to be a Director which is not an Investor Director (a “Non-Investor Director”). The Non-Investor Directors shall comprise only independent non-executive Directors who do not, and whose spouses and immediate family members (by blood or marriage) do not, hold any directorships or securities in any member of the Group (save for any Shares issued or issuable pursuant to the exercise of any options, the settlement of any restricted stock units or share awards granted to or to be granted to such Directors under any employee share incentive, option, award or other similar plan which has been approved in accordance with the terms of the Shareholders Agreement, these Articles and/or Applicable Law and/or any Shares issued or issuable pursuant to the terms of any director appointment letters which have been approved by the Board), or any Shareholder Party, REA Listco or NWS, with the exception of the then-serving Chief Executive Officer of the Company and Stephen Nicholas Melhuish.

91.	Subject to these Articles:

(a)

an Investor Director shall hold office until such time as he or she resigns his office by notice in writing to the Company, is removed from office in accordance with these Articles or is otherwise disqualified from acting as a Director (including pursuant to the Companies Act).

(b)

a Non-Investor Director shall hold office until such time as he or she resigns his office by notice in writing to the Company, is removed from office by Ordinary Resolution or is otherwise disqualified from acting as a Director (including pursuant to the Companies Act).

92.	The remuneration of the Directors may be determined by the Directors or by Ordinary Resolution.

93.	There shall be no shareholding qualification for Directors unless determined otherwise by Ordinary Resolution.

94.

The Directors shall have power at any time and from time to time to appoint any Person to be a Director, either as a result of a casual vacancy or as an additional Non-Investor Director, subject to the maximum number (if any) imposed by these Articles or by Ordinary Resolution.

95.	Board Observers

(a)	Notwithstanding anything contained in these Articles, and in respect of REA only, subject always to Article 163, each of:

(i)	the TPG Investor Entities (collectively as a group), in aggregate;

(ii)	the KKR Investor and its Affiliates (collectively as a group), in aggregate; and

(iii)	REA,

provided that it holds at least 7.5 per cent. of the issued share capital of the Company, shall have the right to nominate one person as an observer (a “Board Observer”), who shall, subject to these Articles and/or Applicable Law, have the right to attend all meetings of the Board and any committee thereof, and speak at such meeting if they are invited to do so by any other Director at such meeting, but who shall not vote on any resolution of the Board or such committee. The Company shall provide to the Board Observer(s) all notices, minutes, consents, resolutions and all other materials and information that it provides to the Directors with respect to meetings of the Board or any such committee in the same format and at the same time that such materials and information are given to the Directors. The right of nomination conferred on each of the TPG Investor Entities, the KKR Investor and REA as aforesaid shall include the right of such Shareholder Party to request the removal at any time of such person nominated by it as a Board Observer, the right to nominate a substitute Board Observer and the right of that Shareholder Party at any time and from time to time to determine the period during which such person shall hold the position of the Board Observer. The right of nomination or request for removal of the Board Observer shall be in writing and signed by or on behalf of the Shareholder Party and shall be delivered to the registered office of the Company. The rights of the TPG Investor Entities, the KKR Investor and REA hereunder are in addition to their respective rights (if any) to appoint Directors to the Board pursuant to these Articles. For the avoidance of doubt, in respect of the TPG Investor Entities, the TPG Investor Entities shall collectively only have the right to appoint one Board Observer, and any appointment or removal of its Board Observer by the TPG Investor Entities in accordance with this Article 95 shall be signed by the TPG Investor on behalf of all TPG Investor Entities for so long as the TPG Investor is a Shareholder, and if the TPG Investor ceases to be a Shareholder, then by the remaining TPG Investor Entities jointly. For the avoidance of doubt, the rights of appointment of each of the TPG Investor Entities, the KKR Investor and REA under this Article 95 shall be personal and non-transferable.

ALTERNATE DIRECTOR

96.

Any Director may in writing from time to time and at any time appoint another Person to be his alternate and, save to the extent provided otherwise in the form of appointment, such alternate shall have authority to sign written resolutions on behalf of the appointing Director, but shall not be authorised to sign such written resolutions where they have been signed by the appointing Director, and to act in such Director’s place at any meeting of the Directors. Every such alternate shall be entitled to attend and vote at meetings of the Directors as the alternate of the Director appointing him and where he is a Director to have a separate vote in addition to his own vote. A Director may at any time in writing revoke the appointment of an alternate appointed by him. Such alternate shall not be an Officer solely as a result of his appointment as an alternate other than in respect of such times as the alternate acts as a Director. The remuneration of such alternate shall be payable out of the remuneration of the Director appointing him and the proportion thereof shall be agreed between them.

POWERS AND DUTIES OF DIRECTORS

97.

Subject to the Companies Act, these Articles and to any resolutions passed in a general meeting, the business of the Company shall be managed by the Directors, who may pay all expenses incurred in setting up and registering the Company and may exercise all powers of the Company. No resolution passed by the Company in general meeting shall invalidate any prior act of the Directors that would have been valid if that resolution had not been passed.

98.

The Directors shall cause the Company and the Group to carry on the Group Business and such other business as may from time to time be agreed by the Board and approved by the Shareholders in accordance with Article 86 (Reserved Matters).

99.

Subject to Article 86 (Reserved Matters), the Directors may from time to time appoint any Person, whether or not a Director to hold such office in the Company as the Directors may think necessary for the administration of the Company, including but not limited to, the office of president, one or more vice-presidents, treasurer, assistant treasurer, manager or controller, and for such term and at such remuneration (whether by way of salary or commission or participation in profits or partly in one way and partly in another), and with such powers and duties as the Directors may think fit. Any Person so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution. The Directors may also appoint one or more of their number to the office of managing director upon like terms, but any such appointment shall ipso facto terminate if any managing director ceases from any cause to be a Director, or if the Company by Ordinary Resolution resolves that his tenure of office be terminated.

100.

The Directors may appoint any Person to be a Secretary (and if need be an assistant Secretary or assistant Secretaries) who shall hold office for such term, at such remuneration and upon such conditions and with such powers as they think fit. Any Secretary or assistant Secretary so appointed by the Directors may be removed by the Directors or by the Company by Ordinary Resolution.

101.	Committees

(a)

Subject to these Articles (including Article 163), the Directors may delegate any of their powers to committees consisting of such number of Directors as they deem fit; any committee so formed shall in the exercise of the powers so delegated conform to any regulations that may be imposed on it by the Directors and when establishing any committee the Board shall approve the terms of reference and scope of authority of such committee. Save as otherwise provided in this Article 101, proceedings of any committee of the Board shall be conducted in the same manner as proceeds of the Board. The Company’s committees shall initially comprise of:

(b)	Audit and Risk Committee

(i)	An audit and risk committee (the “Audit and Risk Committee”) to operate in accordance with the terms of reference of that committee as approved by the Board.

(ii)	The Audit and Risk Committee shall comprise Non-Investor Directors only and shall not include any Investor Director.

(iii)	The Board or any two (2) members of the Audit and Risk Committee may from time to time convene a meeting of the Audit and Risk Committee.

(iv)

The quorum necessary for the transaction of the business of the Audit and Risk Committee shall be the presence in person, or by proxy, of at least the majority in number of the members of the Audit and Risk Committee.

(c)	Nominating Committee

(i)	A nominating committee (the “Nominating Committee”) to operate in accordance with the terms of reference of that committee as approved by the Board.

(ii)	From time to time, the Nominating Committee can recommend for the Board’s approval policies regarding the appointment, retirement, termination and tenure of Directors and related aspects.

(iii)	The Nominating Committee shall comprise:

(A)	two Non-Investor Directors;

(B)	one representative nominated by the TPG Investor Entities (acting as a group), provided they are entitled to appoint an Investor Director pursuant to Article 87;

(C)	one representative nominated by the KKR Investor, provided it is entitled to appoint an Investor Director pursuant to Article 87; and

(D)	one representative nominated by REA, provided it is entitled to appoint an Investor Director pursuant to Article 87.

(iv)

The chairman of the Nominating Committee shall be appointed by either the TPG Investor Entities (acting as a group) or the KKR Investor (in each case, provided they are entitled to appoint an Investor Director pursuant to Article 87). Such appointment right shall be rotated annually (or as otherwise agreed by the TPG Investor Entities (as a group) and the KKR Investor) between the TPG Investor Entities (acting as a group) and the KKR Investor in the following order of rotation: the TPG Investor Entities (as a group), then the KKR Investor.

(v)	The Board or any two (2) members of the Nominating Committee may from time to time convene a meeting of the Nominating Committee.

(vi)

The quorum necessary for the transaction of the business of the Nominating Committee shall be the presence in person, or by proxy, of at least the majority in number of the members of the Nominating Committee.

(vii)

In the case of an equality of votes at any meeting of the Nominating Committee, the chairman of the Nominating Committee (as appointed in accordance with Article (iii)) shall be entitled to a second or casting vote.

(d)	Remuneration Committee

(i)	A remuneration committee (the “Remuneration Committee”) to operate in accordance with the terms of reference of that committee.

(ii)	The Remuneration Committee shall comprise:

(A)	two Non-Investor Directors; and

(B)

one representative nominated by either the TPG Investor Entities (acting as a group) or the KKR Investor (in each case, provided they are entitled to appoint an Investor Director pursuant to Article 87). Such appointment right shall be rotated annually (or as otherwise agreed by the TPG Investor Entities (as a group) and the KKR Investor) between the TPG Investor Entities (acting as a group) and the KKR Investor, in the following order of rotation: the TPG Investor Entities (as a group), then the KKR Investor.

(iii)	The chairman of the Remuneration Committee shall be a Non-Investor Director.

(iv)	The Board or any two (2) members of the Remuneration Committee may from time to time convene a meeting of the Remuneration Committee.

(v)

The quorum necessary for the transaction of the business of the Remuneration Committee shall be the presence in person, or by proxy, of at least the majority in number of the members of the Remuneration Committee.

102.

The Directors may from time to time and at any time by power of attorney (whether under Seal or under hand) or otherwise appoint any company, firm or Person or body of Persons, whether nominated directly or indirectly by the Directors, to be the attorney or attorneys or authorised signatory (any such person being an “Attorney” or “Authorised Signatory”, respectively) of the Company for such purposes and with such powers, authorities and discretion (not exceeding those vested in or exercisable by the Directors under these Articles) and for such period and subject to such conditions as they may think fit, and any such power of attorney or other appointment may contain such provisions for the protection and convenience of Persons dealing with any such Attorney or Authorised Signatory as the Directors may think fit, and may also authorise any such Attorney or Authorised Signatory to delegate all or any of the powers, authorities and discretion vested in him.

103.

The Directors may from time to time provide for the management of the affairs of the Company in such manner as they shall think fit and the provisions contained in the three next following Articles shall not limit the general powers conferred by this Article.

104.

Subject to Article 101, the Directors from time to time and at any time may establish any committees, local boards or agencies for managing any of the affairs of the Company and may appoint any Person to be a member of such committees or local boards and may appoint any managers or agents of the Company and may fix the remuneration of any such Person.

105.

Subject to Article 101, the Directors from time to time and at any time may delegate to any such committee, local board, manager or agent any of the powers, authorities and discretions for the time being vested in the Directors and may authorise the members for the time being of any such local board, or any of them to fill any vacancies therein and to act notwithstanding vacancies and any such appointment or delegation may be made on such terms and subject to such conditions as the Directors may think fit and the Directors may at any time remove any Person so appointed and may annul or vary any such delegation, but no Person dealing in good faith and without notice of any such annulment or variation shall be affected thereby.

106.	Any such delegates as aforesaid may be authorised by the Directors to sub-delegate all or any of the powers, authorities, and discretion for the time being vested in them.

107.

The Directors may agree with a Shareholder to waive or modify the terms applicable to such Shareholder’s subscription for Shares without obtaining the consent of any other Shareholder; provided that such waiver or modification does not amount to a variation or abrogation of the rights attaching to the Shares of such other Shareholders.

BORROWING POWERS OF DIRECTORS

108.

The Directors may exercise all the powers of the Company to borrow money and to mortgage or charge its undertaking, property and uncalled capital or any part thereof, or to otherwise provide for a security interest to be taken in such undertaking, property or uncalled capital, and to issue debentures, debenture stock and other securities whenever money is borrowed or as security for any debt, liability or obligation of the Company or of any third party.

THE SEAL

109.

The Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of the Seal and if given after may be in general form confirming a number of affixings of the Seal. The Seal shall be affixed in the presence of a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose and every Person as aforesaid shall sign every instrument to which the Seal is so affixed in their presence.

110.

The Company may maintain a facsimile of the Seal in such countries or places as the Directors may appoint and such facsimile Seal shall not be affixed to any instrument except by the authority of a resolution of the Directors provided always that such authority may be given prior to or after the affixing of such facsimile Seal and if given after may be in general form confirming a number of affixings of such facsimile Seal. The facsimile Seal shall be affixed in the presence of such Person or Persons as the Directors shall for this purpose appoint and such Person or Persons as aforesaid shall sign every instrument to which the facsimile Seal is so affixed in their presence and such affixing of the facsimile Seal and signing as aforesaid shall have the same meaning and effect as if the Seal had been affixed in the presence of and the instrument signed by a Director or a Secretary (or an assistant Secretary) or in the presence of any one or more Persons as the Directors may appoint for the purpose.

111.

Notwithstanding the foregoing, a Secretary or any assistant Secretary shall have the authority to affix the Seal, or the facsimile Seal, to any instrument for the purposes of attesting authenticity of the matter contained therein but which does not create any obligation binding on the Company.

DISQUALIFICATION OF DIRECTORS

112.	The office of Director shall be vacated, if the Director:

(a)	becomes bankrupt or makes any arrangement or composition with his creditors;

(b)	dies or is found to be or becomes of unsound mind;

(c)	resigns his office by notice in writing to the Company;

(d)	subject to Articles 87 to 91, is removed from office by Ordinary Resolution;

(e)	is removed from office by notice addressed to him at his last known address and signed by all of his co-Directors (not being less than two in number); or

(f)	is removed from office pursuant to any other provision of these Articles.

PROCEEDINGS OF DIRECTORS

113.

The Directors may meet together (either within or outside the Cayman Islands) for the despatch of business, adjourn, and otherwise regulate their meetings and proceedings as they think fit. Questions arising at any meeting shall be decided by a simple majority vote of the Directors present and voting at the meeting. In case of an equality of votes the Chairman (if any) shall not have a second or casting vote. A Director may, and a Secretary or assistant Secretary on the requisition of a Director shall, at any time summon a meeting of the Directors.

114.

A Director may participate in any meeting of the Directors, or of any committee appointed by the Directors of which such Director is a member, by means of telephone, videconference or similar communication equipment by way of which all Persons participating in such meeting can communicate with each other and such participation shall be deemed to constitute presence in person at the meeting. A meeting conducted by means of a conference telephone or a video conference telephone or similar communications equipment as aforesaid is deemed to be held at the place agreed upon by the Directors attending the meeting, provided that at least one of the Directors present at the meeting was at that place for the duration of the meeting.

115.

Each of the Directors shall be entitled to receive not less than five (5) Business Days’ written notice of all meetings of the Directors (or such shorter period of notice, or without notice, in respect of any particular meeting as may be agreed jointly by all the Directors) specifying the date (which shall be a Business Day), time and place of the meeting and shall be accompanied by a detailed agenda in respect of the business to be transacted thereat, together with any materials required for such meeting.

116.

The quorum necessary for the transaction of the business of the Directors shall be any three Directors, including at least one Non-Investor Director. A Director represented by an alternate Director at any meeting shall be deemed to be present for the purposes of determining whether or not a quorum is present. In the event that a meeting of Directors duly convened cannot be held for lack of quorum within half an hour from the time appointed for the meeting, the meeting shall be adjourned to a date falling seven days later at the same time and place with at least three Business Days’ notice shall be given to all Directors in relation to such adjourned meeting and the quorum for that adjourned meeting shall be any three Directors, including at least one Non-Investor Director. If at such adjourned meeting a quorum is not present within half an hour from the time appointed for the holding of the adjourned meeting, the meeting shall be dissolved.

117.

Subject to Article 118, a Director who is in any way, whether directly or indirectly, interested in a contract or proposed contract with the Company shall declare the nature of his interest at a meeting of the Directors. A general notice given to the Directors by any Director to the effect that he is to be regarded as interested in any contract or other arrangement which may thereafter be made with that company or firm shall be deemed a sufficient declaration of interest in regard to any contract so made. A Director may vote in respect of any contract or proposed contract or arrangement notwithstanding that he may be interested therein and if he does so his vote shall be counted and he may be counted in the quorum at any meeting of the Directors at which any such contract or proposed contract or arrangement shall come before the meeting for consideration.

118.	Notwithstanding anything to the contrary in these Articles and subject to Article 118(b):

(a)	Where any of the TPG Investor Entities or their Affiliates, the KKR Investor or its Affiliates and/or REA or its Affiliates:

(A)	has an interest in respect of any transaction, matter, contract or arrangement involving the Company or any Group Company (including but not limited to buying Shares);

(B)

is in a competitive situation with the Company or any Group Company (including, but not limited to, the proposed entry into of any contract or series of related contracts with a third party in excess of S$250,000 per annum or with respect to the acquisition or series of related acquisitions of any assets, business or shares in excess of S$2,000,000;

(C)	has any claim against or by the Company or any other Group Company; and/or

(D)	is in material non-compliance with its obligations under Articles 39 to 45, and, in the case of REA only, non-compliance with its obligations under Clause 6 of the Shareholders Agreement,

the Board having resolved in a closed session in which they can exclude the TPG Investor Director, the KKR Investor Director and/or the REA Investor Director (as the case may be), shall have the right to:

(i)

require that: (i) the TPG Investor Entities, the KKR Investor and/or REA (as the case may be) (for the purposes of this Article 118, the “Conflicted Shareholders”); and (ii) the Directors, committee members and/or Board Observers appointed by the Conflicted Shareholders:

(A)	recuse himself or themselves (as the case may be) from participating in, and abstain from voting on, all discussions and/or deliberations on such transaction, matter, contract or arrangement; and

(B)	be excluded from being counted in the quorum for Board meetings on such transaction, matter, contract or arrangement; and

(ii)

restrict and/or limit the disclosure of any information to the Conflicted Shareholders in relation to such transaction, matter, contract or arrangement. The exclusion and restriction on information shall also permit the Board (or the board of directors of the relevant Group Company) to withhold from notices of meetings and/or redact from minutes of meetings any reference to and details of such transaction, matter, contract or arrangement

(b)	Corporate Opportunities.

(i)

The TPG Investor Entities, REA, REA Listco, the KKR Investor and their respective Associated Persons (as defined below) and any Director appointed by the TPG Investor Entities, REA or the KKR Investor may engage in or possess any interest in other investments, business ventures or persons of any nature or description, independently or with others, similar or dissimilar to, or that competes with, the investments or business of the Group Companies, and may provide advice and other assistance to any such investment, business venture or person, and the Group Companies and the other Shareholder Parties shall have no rights by virtue the Shareholders Agreement and/or these Articles in and to such investments, business ventures or persons or the income or profits derived therefrom. The pursuit of any such investment or venture, even if competitive with the business of any Group Company, shall not be deemed wrongful or improper and shall not constitute a conflict of interest or breach of fiduciary or other duty in respect of any Group Company or the other Shareholder Parties.

(ii)

None of the TPG Investor Entities, REA, REA Listco or the KKR Investor and their respective Associated Persons and any Director appointed by TPG Investor Entities, REA or the KKR Investor shall be obligated to present any particular investment or business opportunity to any Group Company even if such opportunity is of a character that, if presented to such Group Company, could be pursued by such Group Company, and the TPG Investor Entities, REA, REA Listco and the KKR Investor and its Associated Persons and any Director appointed by the TPG Investor Entities, REA or the KKR Investor shall have the right to pursue for its own account (individually or as a partner or a fiduciary) or to recommend to any other person any such investment opportunity.

(iii)

For the purpose of this Article 118, the term “Associated Person” means, with respect to any person, such person’s Affiliates and any other person over whom such first person exercises a level of influence which, though it is not control, is demonstrably significant as pertains to the management and policies of such person

119.

Subject to these Articles, a Director may hold any other office or place of profit under the Company (other than the office of auditor) in conjunction with his office of Director for such period and on such terms (as to remuneration and otherwise) as the Directors may determine and no Director or intending Director shall be disqualified by his office from contracting with the Company either with regard to his tenure of any such other office or place of profit or as vendor, purchaser or otherwise, nor shall any such contract or arrangement entered into by or on behalf of the Company in which any Director is in any way interested, be liable to be avoided, nor shall any Director so contracting or being so interested be liable to account to the Company for any profit realised by any such contract or arrangement by reason of such Director holding that office or of the fiduciary relation thereby established. Subject to Article 118, a Director, notwithstanding his interest, may be counted in the quorum present at any meeting of the Directors whereat he or any other Director is appointed to hold any such office or place of profit under the Company or whereat the terms of any such appointment are arranged and he may vote on any such appointment or arrangement.

120.

Any Director may act by himself or his firm in a professional capacity for the Company, and he or his firm shall be entitled to remuneration for professional services as if he were not a Director; provided that nothing herein contained shall authorise a Director or his firm to act as auditor to the Company.

121.	The Directors shall cause minutes to be made in books or loose-leaf folders, or stored in electronic or digital form, for the purpose of recording:

(a)	all appointments of Officers made by the Directors;

(b)	the names of the Directors present at each meeting of the Directors and of any committee of the Directors; and

(c)	all resolutions and proceedings at all meetings of the Company, and of the Directors and of committees of Directors.

122.

When the chairman of a meeting of the Directors signs the minutes of such meeting the same shall be deemed to have been duly held notwithstanding that all the Directors have not actually come together or that there may have been a technical defect in the proceedings.

123.

A resolution in writing signed by all the Directors or all the members of a committee of Directors entitled to receive notice of a meeting of Directors or committee of Directors, as the case may be (an alternate Director, subject as provided otherwise in the terms of appointment of the alternate Director, being entitled to sign such a resolution on behalf of his appointer), shall be as valid and effectual as if it had been passed at a duly called and constituted meeting of Directors or committee of Directors, as the case may be. When signed a resolution may consist of several documents each signed by one or more of the Directors or his duly appointed alternate.

124.

The continuing Directors may act notwithstanding any vacancy in their body but if and for so long as their number is reduced below the number fixed by or pursuant to these Articles as the necessary quorum of Directors, the continuing Directors may act for the purpose of increasing the number, or of summoning a general meeting of the Company, but for no other purpose.

125.

The Chairman shall preside as chairman at every meeting of the Board, but if no such Chairman is elected, or if at any meeting the Chairman is not present within fifteen minutes after the time appointed for holding the meeting, the Directors present may choose one of their number to be chairman of the meeting.

126.

Subject to any regulations imposed on it by the Directors and these Articles, a committee appointed by the Directors may elect a chairman of its meetings. If no such chairman is elected, or if at any meeting the chairman is not present within fifteen minutes after the time appointed for holding the meeting, the committee members present may choose one of their number to be chairman of the meeting.

127.

A committee appointed by the Directors may meet and adjourn as it thinks proper. Subject to any regulations imposed on it by the Directors, questions arising at any meeting shall be determined by a majority of votes of the committee members present and in case of an equality of votes the chairman shall not have a second or casting vote.

128.

All acts done by any meeting of the Directors or of a committee of Directors, or by any Person acting as a Director, shall notwithstanding that it be afterwards discovered that there was some defect in the appointment of any such Director or Person acting as aforesaid, or that they or any of them were disqualified, be as valid as if every such Person had been duly appointed and was qualified to be a Director.

DIVIDENDS

129.

Subject to any rights and restrictions for the time being attached to any Shares, or as otherwise provided for in the Companies Act and these Articles (including for the avoidance of doubt, Article 86), the Directors may from time to time declare dividends (including interim dividends) and other distributions on Shares in issue and authorise payment of the same out of the funds of the Company lawfully available therefor.

130.

Without limiting Article 129 and subject to these Articles (including for the avoidance of doubt, Article 86) and any rights and restrictions for the time being attached to any Shares, the Company by Ordinary Resolution may declare dividends, but no dividend shall exceed the amount recommended by the Directors.

131.

The Directors may determine, before recommending or declaring any dividend, to set aside out of the funds legally available for distribution such sums as they think proper as a reserve or reserves which shall be applicable for meeting contingencies, or for equalising dividends or for any other purpose to which those funds may be properly applied and pending such application may, at the determination of the Directors, either be employed in the business of the Company or be invested in such investments as the Directors may from time to time think fit.

132.

Any dividend may be paid in any manner as the Directors may determine. If paid by cheque it will be sent through the post to the registered address of the Shareholder or Person entitled thereto, or in the case of joint holders, to any one of such joint holders at his registered address or to such Person and such address as the Shareholder or Person entitled, or such joint holders as the case may be, may direct. Every such cheque shall be made payable to the order of the Person to whom it is sent or to the order of such other Person as the Shareholder or Person entitled, or such joint holders as the case may be, may direct.

133.

The Directors when paying dividends to the Shareholders in accordance with the foregoing provisions of these Articles may make such payment either in cash or in specie and may determine the extent to which amounts may be withheld therefrom (including, without limitation, any taxes, fees, expenses or other liabilities for which a Shareholder (or the Company, as a result of any action or inaction of the Shareholder) is liable).

134.

Subject to any rights and restrictions for the time being attached to any Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares, but if and for so long as nothing is paid up on any of the Shares dividends may be declared and paid according to the par value of the Shares.

135.	If several Persons are registered as joint holders of any Share, any of them may give effectual receipts for any dividend or other moneys payable on or in respect of the Share.

136.	No dividend shall bear interest against the Company.

ACCOUNTS, AUDIT AND ANNUAL RETURN AND DECLARATION

137.	The books of account relating to the Company’s affairs shall be kept in such manner as may be determined from time to time by the Directors.

138.	The books of account shall be kept at the Office, or at such other place or places as the Directors think fit, and shall always be open to the inspection of the Directors.

139.

The Directors may from time to time determine whether and to what extent and at what times and places and under what conditions or regulations the accounts and books of the Company or any of them shall be open to the inspection of Shareholders not being Directors, and no Shareholder (not being a Director) shall have any right of inspecting any account or book or document of the Company except as conferred by law or authorised by the Directors or by Ordinary Resolution.

140.

The accounts relating to the Company’s affairs shall only be audited if the Directors so determine and/or if required by any applicable law, rule, regulation or regulatory authority, in which case the accounting principles will be determined by the Directors. The financial year of the Company shall end on 31 December of each year or such other date as the Directors may determine.

141.

The Directors in each year shall prepare, or cause to be prepared, an annual return and declaration setting forth the particulars required by the Companies Act and deliver a copy thereof to the Registrar of Companies in the Cayman Islands.

CAPITALISATION OF RESERVES

142.	Subject to the Companies Act and these Articles, the Directors may:

(a)

resolve to capitalise an amount standing to the credit of reserves (including a Share Premium Account, capital redemption reserve and profit and loss account), whether or not available for distribution;

(b)

appropriate the sum resolved to be capitalised to the Shareholders in proportion to the nominal amount of Shares (whether or not fully paid) held by them respectively and apply that sum on their behalf in or towards:

(i)	paying up the amounts (if any) for the time being unpaid on Shares held by them respectively, or

(ii)	paying up in full unissued Shares or debentures of a nominal amount equal to that sum,

and allot the Shares or debentures, credited as fully paid, to the Shareholders (or as they may direct) in those proportions, or partly in one way and partly in the other, but the Share Premium Account, the capital redemption reserve and profits which are not available for distribution may, for the purposes of this Article, only be applied in paying up unissued Shares to be allotted to Shareholders credited as fully paid;

(c)

make any arrangements they think fit to resolve a difficulty arising in the distribution of a capitalised reserve and in particular, without limitation, where Shares or debentures become distributable in fractions the Directors may deal with the fractions as they think fit;

(d)	authorise a Person to enter (on behalf of all the Shareholders concerned) into an agreement with the Company providing for either:

(i)	the allotment to the Shareholders respectively, credited as fully paid, of Shares or debentures to which they may be entitled on the capitalisation, or

(ii)

the payment by the Company on behalf of the Shareholders (by the application of their respective proportions of the reserves resolved to be capitalised) of the amounts or part of the amounts remaining unpaid on their existing Shares, and any such agreement made under this authority being effective and binding on all those Shareholders; and

(e)	generally do all acts and things required to give effect to any of the actions contemplated by this Article.

SHARE PREMIUM ACCOUNT

143.

The Directors shall in accordance with the Companies Act establish a Share Premium Account and shall carry to the credit of such account from time to time a sum equal to the amount or value of the premium paid on the issue of any Share.

144.

There shall be debited to any Share Premium Account on the redemption or purchase of a Share the difference between the nominal value of such Share and the redemption or purchase price provided always that at the determination of the Directors such sum may be paid out of the profits of the Company or, if permitted by the Companies Act, out of capital.

NOTICES

145.

Any notice or document may be served by the Company or by the Person entitled to give notice to any Shareholder either personally, or by posting it airmail or air courier service in a prepaid letter addressed to such Shareholder at his address as appearing in the Register, or by electronic mail to any electronic mail address such Shareholder may have specified in writing for the purpose of such service of notices, or by facsimile should the Directors deem it appropriate. In the case of joint holders of a Share, all notices shall be given to that one of the joint holders whose name stands first in the Register in respect of the joint holding, and notice so given shall be sufficient notice to all the joint holders.

146.

Any Shareholder present, either personally or by proxy, at any meeting of the Company shall for all purposes be deemed to have received due notice of such meeting and, where requisite, of the purposes for which such meeting was convened.

147.	Any notice or other document, if served by:

(a)	post, shall be deemed to have been served five clear days after the time when the letter containing the same is posted;

(b)

facsimile, shall be deemed to have been served upon production by the transmitting facsimile machine of a report confirming transmission of the facsimile in full to the facsimile number of the recipient;

(c)	recognised courier service, shall be deemed to have been served 48 hours after the time when the letter containing the same is delivered to the courier service; or

(d)	electronic mail, shall be deemed to have been served immediately upon the time of the transmission by electronic mail.

In proving service by post or courier service it shall be sufficient to prove that the letter containing the notice or documents was properly addressed and duly posted or delivered to the courier service.

148.

Any notice or document delivered or sent in accordance with the terms of these Articles shall notwithstanding that such Shareholder be then dead or bankrupt, and whether or not the Company has notice of his death or bankruptcy, be deemed to have been duly served in respect of any Share registered in the name of such Shareholder as sole or joint holder, unless his name shall at the time of the service of the notice or document, have been removed from the Register as the holder of the Share, and such service shall for all purposes be deemed a sufficient service of such notice or document on all Persons interested (whether jointly with or as claiming through or under him) in the Share.

149.	Notice of every general meeting of the Company shall be given to:

(a)	all Shareholders holding Shares with the right to receive notice and who have supplied to the Company an address for the giving of notices to them; and

(b)	every Person entitled to a Share in consequence of the death or bankruptcy of a Shareholder, who but for his death or bankruptcy would be entitled to receive notice of the meeting.

No other Person shall be entitled to receive notices of general meetings.

INDEMNITY

150.

Every Director (including for the purposes of this Article any alternate Director appointed pursuant to the provisions of these Articles), Secretary, assistant Secretary, or other Officer (but not including the Company’s auditors) and the personal representatives of the same (each an “Indemnified Person”) shall be indemnified and secured harmless out of the assets and funds of the Company against all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by such Indemnified Person, other than by reason of such Indemnified Person’s own dishonesty, wilful default or fraud as determined by a court of competent jurisdiction, in or about the conduct of the Company’s business or affairs (including as a result of any mistake of judgment) or in the execution or discharge of his duties, powers, authorities or discretions, including without prejudice to the generality of the foregoing, any costs, expenses, losses or liabilities incurred by such Indemnified Person in defending (whether successfully or otherwise) any civil proceedings concerning the Company or its affairs in any court whether in the Cayman Islands or elsewhere.

151.	No Indemnified Person shall be liable (and an Indemnified Person shall be indemnified by the Company as described in Article 150 if any person holds such Indemnified Person liable):

(a)	for the acts, receipts, neglects, defaults or omissions of any other Director or Officer or agent of the Company; or

(b)	for any loss on account of defect of title to any property of the Company; or

(c)	on account of the insufficiency of any security in or upon which any money of the Company shall be invested; or

(d)	for any loss incurred through any bank, broker or other similar Person; or

(e)	for any loss occasioned by any negligence, default, breach of duty, breach of trust, error of judgement or oversight on such Indemnified Person’s part; or

(f)

for any loss, damage or misfortune whatsoever which may happen in or arise from the execution or discharge of the duties, powers, authorities, or discretions of such Indemnified Person’s office or in relation thereto;

unless the same shall happen through such Indemnified Person’s own dishonesty, wilful default or fraud as determined by a court of competent jurisdiction.

NON-RECOGNITION OF TRUSTS

152.

Subject to the proviso hereto, no Person shall be recognised by the Company as holding any Share upon any trust and the Company shall not, unless required by law, be bound by or be compelled in any way to recognise (even when having notice thereof) any equitable, contingent, future or partial interest in any Share or (except only as otherwise provided by these Articles or as the Companies Act requires) any other right in respect of any Share except an absolute right to the entirety thereof in each Shareholder registered in the Register, provided that, notwithstanding the foregoing, the Company shall be entitled to recognise any such interests as shall be determined by the Directors.

WINDING UP

153.	If the Company shall be wound up the liquidator shall apply the assets of the Company in such manner and order as he thinks fit in satisfaction of creditors’ claims.

154.

If the Company shall be wound up, the liquidator may, with the sanction of an Ordinary Resolution divide amongst the Shareholders in specie or kind the whole or any part of the assets of the Company (whether they shall consist of property of the same kind or not) and may, for such purpose set such value as he deems fair upon any property to be divided as aforesaid and may determine how such division shall be carried out as between the Shareholders or different Classes. The liquidator may, with the like sanction, vest the whole or any part of such assets in trustees upon such trusts for the benefit of the Shareholders as the liquidator, with the like sanction shall think fit, but so that no Shareholder shall be compelled to accept any assets whereon there is any liability.

AMENDMENT OF ARTICLES OF ASSOCIATION

155.	Subject to the Companies Act and the rights attaching to the various Classes, the Company may at any time and from time to time by Special Resolution alter or amend these Articles in whole or in part.

CLOSING OF REGISTER OR FIXING RECORD DATE

156.

For the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at any meeting of Shareholders or any adjournment thereof, or those Shareholders that are entitled to receive payment of any dividend, or in order to make a determination as to who is a Shareholder for any other purpose, the Directors may provide that the Register shall be closed for transfers for a stated period which shall not exceed in any case 40 days. If the Register shall be so closed for the purpose of determining those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders the Register shall be so closed for at least ten days immediately preceding such meeting and the record date for such determination shall be the date of the closure of the Register.

157.

In lieu of or apart from closing the Register, the Directors may fix in advance a date as the record date for any such determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of the Shareholders and for the purpose of determining those Shareholders that are entitled to receive payment of any dividend the Directors may, at or within 90 days prior to the date of declaration of such dividend, fix a subsequent date as the record date for such determination.

158.

If the Register is not so closed and no record date is fixed for the determination of those Shareholders entitled to receive notice of, attend or vote at a meeting of Shareholders or those Shareholders that are entitled to receive payment of a dividend, the date on which notice of the meeting is posted or the date on which the resolution of the Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of Shareholders. When a determination of those Shareholders that are entitled to receive notice of, attend or vote at a meeting of Shareholders has been made as provided in this Article, such determination shall apply to any adjournment thereof.

REGISTRATION BY WAY OF CONTINUATION

159.

The Company may by Special Resolution resolve to be registered by way of continuation in a jurisdiction outside the Cayman Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing. In furtherance of a resolution adopted pursuant to this Article, the Directors may cause an application to be made to the Registrar of Companies to deregister the Company in the Cayman

Islands or such other jurisdiction in which it is for the time being incorporated, registered or existing and may cause all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

MERGERS AND CONSOLIDATION

160.	The Company may merge or consolidate in accordance with the Companies Act.

161.	To the extent required by the Companies Act, the Company may by Special Resolution resolve to merge or consolidate the Company.

DISCLOSURE

162.

The Directors, or any authorised service providers (including the Officers, the Secretary and the registered office agent of the Company), shall be entitled to disclose to any regulatory or judicial authority, or to any stock exchange on which the Shares may from time to time be listed, any information regarding the affairs of the Company including, without limitation, information contained in the Register and books of the Company.

CONSEQUENCES OF A REA BREACH

163.

In the event that REA, REA Listco, or any of their respective Subsidiaries (as applicable) or the NWS Group has breached Clauses 6.1 or 6.2 of the Shareholders Agreement, REA shall cease to be entitled to receive benefits and to enforce its rights under Articles 44, 45(d), 87, 95, and 101 of these Articles until such time as the relevant breach is remedied by REA, REA Listco, or any of their respective Subsidiaries (as applicable) or the NWS Group to the reasonable satisfaction of the Company, the TPG Investor Entities and the KKR Investor.

SCHEDULE 1

RESERVED MATTERS

1.	In respect of any of the Company’s direct or indirect subsidiaries, any initial public offering of its shares or securities.

2.

Any purchase or acquisition of any material asset, property or any interest therein or sale or disposal of the whole or a substantial part of the undertaking or assets of the Company or any of the Company’s direct or indirect Subsidiaries (for the purposes of this Schedule 1, the “ListCo Group,” and any member of the ListCo Group, a “ListCo Group Company”). For the purposes of this paragraph 2, a material asset or property shall mean any asset or property where the consideration payable or receivable by a ListCo Group Company for such asset or property represents more than 25% of the value of the total assets or revenue of the ListCo Group (whichever is greater) as set out in the Company’s latest published consolidated financial statements.

3.	Any change in the maximum size of the Board.

4.	Any change in the Group Business or the business undertaken by the Group.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet—QUICK EASY IMMEDIATE—24 Hours a Day, 7 Days a Week or by Mail to Your vote Internet your shares vote authorizes in the same the manner named as proxies if you BRIDGETOWN 2 marked, Votes submitted signed and electronically returned your over proxy the Internet card. HOLDINGS LIMITED must XXXXXX be received XX March 14, 2022. by 11:59 p.m., Eastern Time, on INTERNET www.cstproxyvote. – com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online extraordinary general meeting, you will need your 12 digit control number to vote electronically at the extraordinary general https://www. meeting. To attend: cstproxy.com/ bridgetown2holdings/2022 MAIL – Mark, sign and date your proxy card PLEASE DO NOT RETURN THE PROXY CARD and return it in the postage-paid envelope IF YOU ARE VOTING ELECTRONICALLY. provided. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS BRIDGETOWN 2 HOLDINGS LIMITED Important Notice Regarding the Internet Availability of Proxy Materials for the Extraordinary General Meeting of Shareholders of Bridgetown 2 Holdings Limited To view the 2022 Proxy Statement and to attend the Extraordinary General Meeting, please go to: https://www.cstproxy.com/bridgetown2holdings/2022 The undersigned hereby appoints [•] and [•] (together, the “Proxies”), and each of them independently, with full power of substitution, as proxies to vote the Class A ordinary shares and Class B ordinary shares of Bridgetown 2 Holdings Limited (the “Company” or “BT2”) that the undersigned is entitled to vote (the “Shares”) at the extraordinary general meeting (the “Extraordinary General Meeting”) of shareholders of the Company to be held on March 15, 2022 at 10:00 a.m., Eastern time, virtually at https://www.cstproxy.com/bridgetown2holdings/2022, and at any adjournments and/or postponements thereof. The Shares shall be voted as indicated with respect to the proposals listed below and in the Proxies’ discretion on such other matters as may properly come before the Extraordinary General Meeting or any adjournment or postponement thereof. The undersigned acknowledges receipt of the accompanying proxy statement and revokes all prior proxies for said meeting. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTEDAS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE EXTRAORDINARY GENERAL MEETING. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. (Continued, and to be marked, dated and signed, on the other side)

PROXY Please mark THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3 AND 4. your votes like this X 1. The Business Combination Proposal — FOR AGAINST ABSTAIN RESOLVED, as an ordinary resolution, that the business combination contemplated by the Business Combination Agreement, dated as of July 23, 2021 (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among PropertyGuru Group Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Bridgetown 2 Holdings Limited (the “Company” or “Bridgetown 2”), B2 PubCo Amalgamation Sub Pte. Ltd., a Singapore private company limited by shares and a direct wholly-owned subsidiary of PubCo (“Amalgamation Sub”) and PropertyGuru Pte. Ltd., a Singapore private company limited by shares (“PropertyGuru”) pursuant to which: (i) Bridgetown 2 shall merge with and into PubCo, with PubCo being the surviving company (the “Merger”) and (ii) following the Merger, Amalgamation Sub shall amalgamate with PropertyGuru, with PropertyGuru being the surviving company and a wholly-owned subsidiary of PubCo (the “Amalgamation”) and the other transactions contemplated by the Business Combination Agreement (the business combination, the Merger, the Amalgamation, and the other transactions (and related transaction documents) contemplated by the Business Combination Agreement, the “Business Combination”) be confirmed, ratified and approved in all respects; 2. The Merger Proposal — RESOLVED, as a FOR AGAINST ABSTAIN special resolution, that Bridgetown 2 be and is hereby authorized to merge with and into PubCo so that PubCo be the surviving company and all the undertaking, property and liabilities of Bridgetown 2 vest in PubCo by virtue of such merger pursuant to the Companies Act (As Revised) of the Cayman Islands; RESOLVED, as a special resolution, that the Business Combination Agreement and the plan of merger in the form annexed as Exhibit A to the Business Combination Agreement (the “Plan of Merger”) be and are hereby authorized, approved and confirmed in all respects; RESOLVED, as a special resolution, that Bridgetown 2 be and is hereby authorized to enter into the Business Combination Agreement and the Plan of Merger; and RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger), the amendment and restatement of the memorandum and articles of association of PubCo by their deletion in their entirety and the substitution in their place of the amended and restated memorandum and articles of association in the form attached to the accompanying proxy statement/prospectus as Annex B (“Amended PubCo Articles”), and the adoption of the Amended PubCo Articles as the memorandum and articles of association of PubCo as the surviving company in the Merger, be approved and authorized; 3. The Governing Documents Proposal — (A) Proposal No. 3 — the Governing Documents Proposal – Proposal A — FOR AGAINST ABSTAIN RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger), the effective change in authorized share capital from (i) the authorized share capital of Bridgetown 2 immediately prior to the Merger Effective Time (as defined in the Plan of Merger) of $22,100 divided into 200,000,000 Bridgetown 2 Class A Ordinary Shares of a par value of $0.0001 each, 20,000,000 Bridgetown 2 Class B Ordinary Shares of a par value of $0.0001 each and 1,000,000 preference shares of a par value of $0.0001 each to, (ii) the authorized share capital of PubCo (as the surviving company in the Merger) of $50,000 divided into 500,000,000 PubCo Ordinary Shares of a par value of $0.0001 each, be approved and authorized; (B) Proposal No. 3 — the Governing FOR AGAINST ABSTAIN Documents Proposal — Proposal B — RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) the effective change from (i) a multi-class share structure of Bridgetown 2 immediately prior to the Merger Effective Time (as defined in the Plan of Merger), comprising Bridgetown 2 Class A Ordinary Shares, Bridgetown 2 Class B Ordinary Shares and Bridgetown 2 preference shares, to (ii) a single-class share structure of PubCo (as the surviving company in the Merger), comprising solely PubCo Ordinary Shares, be approved and authorized; (C) Proposal No. 3 — the Governing FOR AGAINST ABSTAIN Documents Proposal—Proposal C — RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) the effective change from (i) the holders of Bridgetown 2 Class B Ordinary Shares having the power to appoint or remove any director of Bridgetown 2 by ordinary resolution under the terms of the memorandum and articles of association of Bridgetown 2 in effect immediately prior to the Merger Effective Time (as defined in the Plan of Merger), to (ii) the holders of PubCo Ordinary Shares having the power to appoint or remove the non-Investor Directors (as defined in the Amended PubCo Articles) of PubCo (as the surviving company in the Merger) by ordinary resolution under the terms of the Amended PubCo Articles, be approved and authorized; and (D) Proposal No. 3 — the Governing FOR AGAINST ABSTAIN Documents Proposal — Proposal D — RESOLVED, as a special resolution, that upon the Merger Effective Time (as defined in the Plan of Merger) all other changes arising from or in connection with the effective substitution of Bridgetown 2’s memorandum and articles of association in effect immediately prior to the Merger Effective Time (as defined in the Plan of Merger) by the Amended PubCo Articles as the amended and restated memorandum and articles of association of PubCo (as the surviving company in the Merger), including removing certain provisions relating to Bridgetown 2’s status as a blank check company that will not be applicable following consummation of the Business Combination, be approved and authorized. The Adjournment Proposal — RESOLVED, FOR AGAINST ABSTAIN as an ordinary resolution, that the adjournment of the Extraordinary General Meeting to a later date or dates to be determined by the chairman of the Extraordinary General Meeting, is hereby approved in all respects. CONTROL NUMBER Signature Signature, if held jointly Date 2022. Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.